SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-4
     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 14 (File No. 333-139764)	☑

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 43 (File No. 811-07511)	☑
(Check appropriate box or boxes)
RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2
(Exact Name of Registrant)
RiverSource Life Insurance Co. of New York
(Name of Depositor)
20 Madison Avenue Extension, Albany NY 12203
(Address of Depositor’s Principal Executive Offices) (Zip Code)
Depositor’s Telephone Number, including Area Code (612) 678-4177
Dixie Carroll, 50605 Ameriprise Financial Center, Minneapolis, MN 55474
(Name and Address of Agent for Service)
It is proposed that this filing will become effective (check appropriate box)
☐ immediately upon filing pursuant to paragraph (b)(1)(vii) of Rule 485
☑ on April 29, 2013 pursuant to paragraph (b) of Rule 485
☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐ on (date) pursuant to paragraph (a)(1) of Rule 485
     If appropriate, check the following box:
☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A.

Prospectus

April 29, 2013

RiverSource® Innovations Select Variable Annuity

INDIVIDUAL FLEXIBLE PURCHASE PAYMENT DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

Issued by:	RiverSource Life Insurance Co. of New York (RiverSource Life of NY)

20 Madison Avenue Extension
P.O. Box 5555
Albany, NY 12205-0555
Telephone: 1-800-504-0469
(Corporate Office)
RiverSource of New York Variable Annuity Account 2

New contracts are not currently being offered.

This prospectus describes two versions of the contract: the Current Contract (applications signed on or after July 19, 2010) and the Original Contract (applications signed prior to July 19, 2010). The information in this prospectus applies to both contracts unless stated otherwise.

This prospectus contains information that you should know before investing. Prospectuses are also available for:

AllianceBernstein Variable Products Series Fund, Inc. (Class B)
American Century® Variable Portfolios, Inc., Class II
Columbia Funds Variable Insurance Trust
Columbia Funds Variable Series Trust II
Credit Suisse Trust
Dreyfus Variable Investment Fund, Service Share Class
Eaton Vance Variable Trust (VT)
Fidelity® Variable Insurance Products Service Class 2
Franklin® Templeton® Variable Insurance Products
  Trust (FTVIPT) – Class 2
Goldman Sachs Variable Insurance Trust (VIT)
Invesco Variable Insurance Funds
Janus Aspen Series: Service Shares
Legg Mason Partners Variable Equity Trust
MFS® Variable Insurance Trustsm – Service Class
Morgan Stanley Universal Institutional Funds (UIF)
Oppenheimer Variable Account Funds, Service Shares
PIMCO Variable Insurance Trust (VIT)
Putnam Variable Trust – Class IB Shares
Wanger Advisors Trust

Some funds may not be available in your contract. Please read the prospectuses carefully and keep them for future reference.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in this contract is not a deposit of a bank or financial institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in this contract involves investment risk including the possible loss of principal.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life of NY at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC’s Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your investment professional about the variable annuity’s features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

RiverSource Life of NY has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.

RiverSource Life of NY offers other variable annuity contracts in addition to the contracts described in this prospectus which your investment professional may or may not be authorized to offer to you. Each annuity has different features and optional benefits that may be appropriate for you based on your individual financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, surrender charge schedules and access to your annuity account values. The fees and charges you will pay when buying, owning and surrendering money from the contracts we describe in this prospectus may be more or less than the fees and charges of other variable annuities we issue. A securities broker dealer authorized to sell the

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS 1

contracts described in this prospectus (selling firm) may not offer all the variable annuities we issue. In addition, some selling firms may not permit their investment professionals to sell the contracts and/or optional benefits described in this prospectus to persons over a certain age (which may be lower than age limits we set), or may otherwise restrict the sale of the optional benefits described in this prospectus by their investment professionals. You should ask your investment professional about his or her selling firm’s ability to offer you other variable annuities we issue (which might have lower fees and charges than the contracts described in this prospectus), and any limits the selling firm has placed on your investment professional’s ability to offer you the contracts and/or optional riders described in this prospectus.

 2  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS

Key Terms

These terms can help you understand details about your contract.

Accumulation unit: A measure of the value of each subaccount prior to the application of amounts to an annuity payment plan.

Annuitant: The person or persons on whose life or life expectancy the annuity payouts are based.

Annuitization start date: The date when annuity payments begin according to the applicable annuity payment plan (referred to as “Retirement date” in the Original Contract). Throughout this prospectus when we use the term “Annuitization start date,” it includes the term “Retirement date.”

Annuity payouts: An amount paid at regular intervals under one of several plans.

Assumed investment rate: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. You can choose an investment return of 3.5% or 5% depending on your mortality and expense risk fee.

Beneficiary: The person you designate to receive benefits in case of the owner’s death (Current Contract), or owner’s or annuitant’s death (Original Contract) while the contract is in force.

Close of business: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

Code: The Internal Revenue Code of 1986, as amended.

Contingent annuitant (Current Contract): The person who becomes the annuitant when the current annuitant dies prior to the annuitization start date. In the case of joint ownership, one owner must also be the contingent annuitant.

Contract: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

Contract value: The total value of your contract at any point in time.

Contract year: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

Fixed account: Our general account which includes the regular fixed account and the Special DCA fixed account (Current Contract) or the one-year fixed account and the DCA fixed account (Original Contract). Amounts you allocate to the fixed account earn interest rates we declare periodically.

Funds: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of the funds.

Good order: We cannot process your transaction request relating to the contract until we have received the request in good order at our corporate office. “Good order” means the actual receipt of the requested transaction in writing, along with all information, forms and supporting legal documentation necessary to effect the transaction. To be in “good order,” your instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. This information and documentation generally includes your completed request; the contract number; the transaction amount (in dollars); the names of and allocations to and/or from the subaccounts and the fixed account affected by the requested transaction; the signatures of all contract owners, exactly as registered on the contract, if necessary; Social Security Number or Taxpayer Identification Number; and any other information, forms or supporting documentation that we may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

Owner (you, your): The person or persons identified in the contract as owners(s) of the contract, who has or have the right to control the contract (to decide on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. During the owner’s life, the owner is responsible for taxes, regardless of whether he or she receives the contract’s benefits. The owner or any joint owner may be a nonnatural person (e.g. irrevocable trust or corporation) or a revocable trust. In this case, the annuitant will be deemed to be the owner for contract provisions that are based on the age or life of the owner. When the contract is owned by a revocable trust, the annuitant selected should be the grantor of the trust to assure compliance with Section 72(s) of the Code. Any contract provisions that are based on the age of the owner will be based on the age of the oldest owner. Any ownership change, including continuation of the contract by your spouse under the spousal continuation provision of the contract, redefines “owner”, “you” and “your”.

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS 3

Qualified annuity: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

•	Individual Retirement Annuities (IRAs) including inherited IRAs under Section 408(b) of the Code

•	Roth IRAs including inherited Roth IRAs under Section 408A of the Code

•	Simplified Employee Pension IRA (SEP) plans under Section 408(k) of the Code

•	Custodial and investment only plans under Section 401(a) of the Code

•	Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred.

All other contracts are considered nonqualified annuities.

Rider effective date: The date a rider becomes effective as stated in the rider.

RiverSource Life of NY: In this prospectus, “we,” “us,” “our” and “RiverSource Life of NY” refer to RiverSource Life Insurance Co. of New York.

Surrender value: The amount you are entitled to receive if you make a full surrender from your contract (referred to as “Withdrawal value” in the Original Contract). It is the contract value minus any applicable charges. Throughout this prospectus when we use the term “Surrender” it includes the term “Withdrawal”.

Valuation date: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or surrender request) in good order at our corporate office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request in good order at our corporate office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

Variable account: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

Withdrawal value: The amount you are entitled to receive if you make a full withdrawal from your contract (referred to as “Surrender value” in the Current Contract). It is the contract value minus any applicable charges. Throughout this prospectus when we use the term “Surrender” it includes the term “Withdrawal”.

 4  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS

The Contracts in Brief

This prospectus describes two versions of the contract: the Current Contract (applications signed on or after July 19, 2010) and the Original Contract (applications signed prior to July 19, 2010). The primary differences are disclosed in the following sections: “Key Terms”, “Expense Summary,” “Buying Your Contract”, “Benefits in Case of Death”, and “Optional Benefits.”

Purpose: These contracts allow you to accumulate money for retirement or a similar long-term goal. You do this by making one or more purchase payments. For the Current Contract, you may allocate your purchase payments to the regular fixed account, the Special DCA fixed account and/or subaccounts of the variable account under the contract. For the Original Contract, you may allocate your purchase payments to the one-year fixed account, the DCA fixed account and/or subaccounts of the variable account under the contract. When you invest in the subaccounts of the variable account, you risk losing amounts you invest. These accounts, in turn, may earn returns that increase the value of the contract. If the contract value goes to zero due to underlying fund’s performance or deduction of fees, the contract will no longer be in force and the contract (including any death benefit riders) will terminate. You may be able to purchase an optional benefit to reduce the investment risk you assume under the contract. Beginning at a specified time in the future called the annuitization start date, these contracts provide lifetime or other forms of payout of your contract value (less any applicable charges).

Buying a contract: We no longer offer new contracts. However, you have the option of making additional purchase payments in the future, subject to certain limitations. Purchase payment amounts and purchase payment timing may be limited under the terms of your contract and/or pursuant to state requirements. (See “Buying Your Contract”).

It may have not been advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another or for a long-term care policy in a “tax-free” exchange under Section 1035 of the Code. You can also do a partial exchange from one annuity contract to another annuity contract, subject to Internal Revenue Service (“IRS”) rules. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the distribution. State income taxes may also apply. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest. (See “Taxes-1035 Exchanges”.)

Tax-deferred retirement plans: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions (“RMDs”). RMDs may reduce the value of certain death benefits and optional riders (see “Taxes — Qualified Annuities — Required Minimum Distributions”). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.

Free look period: You may return your contract to your investment professional or to our corporate office within the time stated on the first page of your contract and receive a full refund of the contract value. We will not deduct any contract charges or fees. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (Exception: If the law requires, we will refund all of your purchase payments.)

Accounts: Generally, you may allocate purchase payments among the:

•	subaccounts of the variable account, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the annuitization start date will equal or exceed the total purchase payments you allocate to the subaccounts. (See “The Variable Account and the Funds”).

•	for the Current Contract:

–	regular fixed account, which earns interest at rates that we adjust periodically. There are restrictions on transfers from this account and may be restrictions on the amount you can allocate to this account (see “Buying Your Contract”, “Transfer policies” and “The Regular Fixed Account”).

–	Special DCA fixed account, which earns interest at rates that we adjust periodically. There are restrictions on how long contract value can remain in this account. (See “Special DCA Fixed Account”).

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS 5

•	for the Original Contract:

–	one-year fixed account, if part of your contract, which earns interest at rates that we adjust periodically. There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see “Buying Your Contract”, “Transfer policies” and “The One-Year Fixed Account”).

–	DCA fixed account, if part of your contract, which earns interest at rates that we adjust periodically. There are restrictions on how long contract value can remain in this account. (See “DCA Fixed Account”).

Transfers: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until the annuitization start date, and once per contract year among the subaccounts after the annuitization start date. You may establish automated transfers among the accounts. Transfers into the Special DCA fixed account (Current Contract) and DCA fixed account (Original Contract) are not permitted. The regular fixed account (Current Contract) and the one-year fixed account (Original Contract) are subject to special restrictions. (See “Making the Most of Your Contract — Transferring Among Accounts”).

Surrenders: You may surrender all or part of your contract value at any time before the annuitization start date. You also may establish automated partial surrenders. Surrenders may be subject to charges and income taxes (including a 10% IRS penalty that may apply if you make surrenders prior to your reaching age 59 1/2) and may have other tax consequences.

If you have elected SecureSource series of riders, Guarantor Withdrawal Benefit rider, or Guarantor Withdrawal Benefit for Life rider and you withdraw more than the allowed withdrawal amount in a contract year (“excess withdrawal”) under the rider, the guaranteed amounts under the rider will be reduced and you will no longer be eligible to receive any future rider credits available under the rider. Also, any withdrawals during the waiting period under the SecureSource riders will negatively impact the value of your guarantees. In addition, certain surrenders may be subject to a federal income tax penalty. (see “Surrenders”)

Optional benefits: You can buy optional benefits with your contract for an additional charge if you meet certain criteria. We offer optional death benefits and optional living benefits. Optional living benefits include different versions of the guaranteed minimum withdrawal benefits, which permit you to withdraw a guaranteed amount from the contract over a period of time, Accumulation Protector Benefit rider, which provides you with a guaranteed contract value at the end of specified waiting period regardless of the volatility inherent in the investments in the subaccounts, and Income Assurer Benefit rider, which provides you with a guaranteed minimum income regardless of the volatility inherent in the investments in the subaccounts . Guaranteed minimum withdrawal benefits are SecureSource series riders, Guarantor Withdrawal Benefit rider and Guarantor Withdrawal Benefit for Life rider. When used in this prospectus, the term “SecureSource series” includes: the SecureSource Stages NY riders and the SecureSource riders, except where the SecureSource Stages NY riders and SecureSource riders are specifically referenced and distinguished from other riders in the SecureSource series.

Optional living benefits require the use of a Portfolio Navigator program (PN program) investment option which may limit transfers and allocations; may limit the timing, amount and allocation of purchase payments; and may limit the amount of surrenders that can be taken under the optional benefit during a contract year. For more information on optional living benefits, please see “Optional Benefits — Optional Living Benefits”. Optional benefits vary by state and may have eligibility requirements.

We offer one optional death benefit: MAV Death Benefit.

Benefits in case of death: For the Current Contract, if you die before the annuitization start date, we will pay the beneficiary an amount based on the applicable death benefit. For the Original Contract, if you or the annuitant die before the annuitization start date, we will pay the beneficiary an amount based on the applicable death benefit. (See “Benefits in Case of Death”).

Annuity payouts: You can apply your contract value, after reflecting any adjustments, to an annuity payout plan that begins on the annuitization start date. You may choose from a variety of plans to make sure that payouts continue as long as you like. The payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The Special DCA fixed account (Current Contract) and the DCA fixed account (Original Contract) are not available after the annuitization start date. (See “The Annuity Payout Period”).

 6  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS

Expense Summary

Current Contract:

(applications signed on or after July 19, 2010)

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering from these contracts. The first table describes the fees and expenses that you will pay at the time that you surrender from one of these contracts.

Surrender charge

(Contingent deferred sales charge as a percentage of purchase payments surrendered)

You select a ten-year, seven-year or five-year surrender charge schedule at the time of application.

Ten-year schedule		Seven-year schedule		Five-year schedule
	Surrender charge		Surrender charge		Surrender charge
Number of completed	percentage	Number of completed	percentage	Number of completed	percentage
years from date of	applied to each	years from date of	applied to each	years from date of	applied to each
each purchase payment*	purchase payment	each purchase payment*	purchase payment	each purchase payment*	purchase payment

0	8%	0	8%	0	8%

1	8	1	8	1	7

2	8	2	7	2	6

3	7	3	7	3	4

4	6	4	6	4	2

5	5	5	5	5+	0

6	4	6	3

7	3	7+	0

8	2

9	1

10+	0

*	According to our current administrative practice, for the purpose of surrender charge calculation, we consider that the year is completed one day prior to the anniversary of the day each purchase payment was received.

Surrender charge under Annuity Payout Plan E — Payouts for a specified period: If you are receiving variable annuity payments under this annuity payout plan, you can choose to take a surrender. The amount that you can surrender is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% for the assumed investment return of 3.5% and 6.67% for the assumed investment return of 5.0%. The surrender charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate. (See “Charges — Surrender Charge” and “The Annuity Payout Period — Annuity Payout Plans.”)

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS 7

The next tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

Annual contract administrative charge	Maximum: $50	Current: $40

Annual contract administrative charge if your contract value equals or exceeds $50,000	Maximum: $20	Current: $0

Contract administrative charge at full surrender	Maximum: $50	Current: $40

ANNUAL VARIABLE ACCOUNT EXPENSES
(As a percentage of average daily subaccount value.)

You must choose a death benefit guarantee and the length of your contract’s surrender charge schedule. The combination you choose determines the mortality and expense risk fees you pay. The table below shows the combinations available to you and their cost. The variable account administrative charge is in addition to the mortality and expense risk fee.

Ten-year surrender charge schedule

	Mortality and	Variable account	Total variable
	expense risk fee	administrative charge	account expense

CV Death Benefit*	0.85%	0.15%	1.00%

ROPP Death Benefit	0.85	0.15	1.00

MAV Death Benefit	1.10	0.15	1.25

Seven-year surrender charge

	Mortality and	Variable account	Total variable
	expense risk fee	administrative charge	account expense

CV Death Benefit*	1.05%	0.15%	1.20%

ROPP Death Benefit	1.05	0.15	1.20

MAV Death Benefit	1.30	0.15	1.45

Five-year surrender charge schedule

	Mortality and	Variable account	Total variable
	expense risk fee	administrative charge	account expense

CV Death Benefit*	1.40%	0.15%	1.55%

ROPP Death Benefit	1.40	0.15	1.55

MAV Death Benefit	1.65	0.15	1.80

*	CV Death Benefit is available only after an ownership change or spousal continuation if any owner or spouse who continues the contract is over age 85 and therefore cannot qualify for the ROPP death benefit.

 8  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS

OTHER ANNUAL EXPENSES

Optional Living Benefits
If eligible, you may have selected one of the following optional living benefits. Each optional living benefit requires participation in the PN program. The fees apply only if you have selected one of these benefits.

SecureSource Stages NYSM – Single life rider fee	Maximum: 1.75%	Current: 1.00%

SecureSource Stages NYSM – Joint life rider fee	Maximum: 1.75%	Current: 1.00%

(Charged annually on the contract anniversary as a percentage of the contract value or the Benefit Base, whichever is greater.)

Accumulation Protector Benefit® rider fee	Maximum: 1.75%	Current: 1.50%	(1)

(Charged annually on the contract anniversary as a percentage of the contract value or the Minimum Contract Accumulation Value, whichever is greater.)

(1)	For contract applications signed prior to Oct. 4, 2010 and for elective step ups or elective spousal continuation step ups received on or after Oct. 20, 2012, the following charges apply:

	Initial annual rider fee	Current rider fee for
	and fee for elective step ups	elective step ups
For applications signed:	before 10/20/12	on or after 10/20/12

May 3, 2010 – July 18, 2010	0.95%	1.75%

July 19, 2010 – Oct. 3, 2010	1.10%	1.75%

Oct. 4, 2010 through Dec. 31, 2010	1.50%	1.75%

Original Contract:
(applications signed prior to July 19, 2010)

The following tables describe the fees and expenses that you will pay when buying, owning and making a surrender from these contracts. The first table describes the fees and expenses that you will pay at the time that you make a surrender from one of these contracts.

Surrender charge

(Contingent deferred sales charge as a percentage of purchase payments surrendered)

You select either a seven-year or five-year surrender charge schedule at the time of application.

Seven-year schedule		Five-year schedule
Years from purchase	Surrender charge	Years from purchase	Surrender charge
payment receipt*	percentage	payment receipt*	percentage

1	8%	1	8%

2	8	2	7

3	7	3	6

4	7	4	4

5	6	5	2

6	5	Thereafter	0

7	3

Thereafter	0

*	According to our current administrative practice, for the purpose of surrender charge calculation, we consider that the year is completed one day prior to the anniversary of the day each purchase payment was received.

Surrender charge under Annuity Payout Plan E — Payouts for a specific period: If you are receiving variable annuity payments under this annuity payout plan, you can choose to take surrender. The amount that you can surrender is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% for the assumed investment return of 3.5% and 6.67% for the assumed investment return of 5.0%. The surrender charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate. (See “Charges — Surrender Charge” and “The Annuity Payout Period — Annuity Payout Plans.”)

The next tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

ANNUAL VARIABLE ACCOUNT EXPENSES
(As a percentage of average daily subaccount value.)

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS 9

You must choose a death benefit guarantee, a qualified or nonqualified contract and the length of your contract’s surrender charge schedule. The combination you choose determines the mortality and expense risk fees you pay. The table below shows the combinations available to you and their cost. The variable account administrative charge is in addition to the mortality and expense risk fee.

Seven-year surrender charge schedule for contracts with applications signed on or after June 19, 2006

	Mortality and	Variable account	Total variable
	expense risk fee	administrative charge	account expense

Qualified annuities

ROP Death Benefit	0.90%	0.15%	1.05%

MAV Death Benefit	1.10	0.15	1.25

Nonqualified annuities

ROP Death Benefit	1.05	0.15	1.20

MAV Death Benefit	1.25	0.15	1.40

Seven-year surrender charge schedule for all other contracts

	Mortality and	Variable account	Total variable
	expense risk fee	administrative charge	account expense

Qualified annuities

ROP Death Benefit	1.00%	0.15%	1.15%

MAV Death Benefit	1.20	0.15	1.35

Nonqualified annuities

ROP Death Benefit	1.15	0.15	1.30

MAV Death Benefit	1.35	0.15	1.50

Five-year surrender charge schedule

Qualified annuities

ROP Death Benefit	1.20%	0.15%	1.35%

MAV Death Benefit	1.40	0.15	1.55

Nonqualified annuities

ROP Death Benefit	1.35	0.15	1.50

MAV Death Benefit	1.55	0.15	1.70

 10  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS

OTHER ANNUAL EXPENSES

Annual contract administrative charge	$40

(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary except at full surrender.)

Optional Living Benefits
If eligible, you may have selected one of the following optional living benefits. Each optional living benefit requires the use PN program. The fees apply only if you have selected one of these benefits.

SecureSource® – Single Life rider fee(1)	Maximum: 2.00%	Current: 0.90%

SecureSource® – Joint Life rider fee(1)	Maximum: 2.00%	Current: 0.90%

(Charged annually on the contract anniversary as a percentage of the contract value or the total remaining benefit amount, whichever is greater.)

(1)	For contracts with applications signed prior to Jan. 26, 2009, the current charge for Single Life rider and for Joint Life rider is 0.65%, and the maximum charge for Single Life rider and for Joint Life rider is 1.50%.

Accumulation Protector Benefit® rider fee	Maximum: 1.75%	Current: 0.95%	(2)

(Charged annually on the contract anniversary as a percentage of the contract value or the Minimum Contract Accumulation Value, whichever is greater.)

(2)	For contract applications signed prior to May 31, 2009 and for elective step ups or elective spousal continuation step ups received on or after Oct. 20, 2012, the following charges apply:

	Initial annual rider fee	Current rider fee for
	and fee for elective step ups	elective step ups
For applications signed:	before 04/29/13	on or after 04/29/13

prior to Jan. 26, 2009	0.55%	1.75%

Jan. 26, 2009 – May 31, 2009	0.80%	1.75%

Guarantor Withdrawal Benefit for Life® rider fee	Maximum: 1.50%	Current: 0.65%

(Charged annually on the contract anniversary as a percentage of the contract value or the total Remaining Benefit Amount, whichever is greater.)

Guarantor® Withdrawal Benefit rider fee	Maximum: 1.50%	Current: 0.55%

(As a percentage of contract value charged annually on the contract anniversary.)

Income Assurer Benefit® — MAV rider fee	Maximum: 1.50%	Current: 0.30%

Income Assurer Benefit® — 5% Accumulation Benefit Base rider fee	Maximum: 1.75%	Current: 0.60%

Income Assurer Benefit® — Greater of MAV or 5% Accumulation Benefit Base rider fee	Maximum: 2.00%	Current: 0.65%

(As a percentage of the guaranteed income benefit base charged annually on the contract anniversary.)

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS 11

ANNUAL OPERATING EXPENSES OF THE FUNDS
The next two tables describe the operating expenses of the funds that you may pay periodically during the time that you own the contract. These operating expenses are for the fiscal year ended Dec. 31, 2012, unless otherwise noted. The first table shows the minimum and maximum total operating expenses charged by the funds. The second table shows the total operating expenses charged by each fund. More detail concerning each fund’s fees and expenses is contained in the prospectus for each fund.

Minimum and maximum annual operating expenses for the funds

(Including management fee, distribution and/or service (12b-1) fees and other expenses)(1)

	Minimum	Maximum

Total expenses before fee waivers and/or expense reimbursements	0.45%	1.71%

(1)	Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund’s affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund’s distributor and/or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See “The Variable Account and the Funds” for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund’s fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund’s prospectus and SAI.

Total annual operating expenses for each fund*

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

				Acquired fund	Gross total
	Management	12b-1	Other	fees and	annual
Fund name**	fees	fees	expenses	expenses***	expenses

AllianceBernstein VPS Balanced Wealth Strategy Portfolio (Class B)	0.55%	0.25%	0.10%	—%	0.90%

AllianceBernstein VPS Global Thematic Growth Portfolio (Class B)	0.75	0.25	0.24	—	1.24

AllianceBernstein VPS Growth and Income Portfolio (Class B)	0.55	0.25	0.05	—	0.85

AllianceBernstein VPS International Value Portfolio (Class B)	0.75	0.25	0.06	—	1.06

American Century VP Inflation Protection, Class II	0.47	0.25	0.01	—	0.73

American Century VP International, Class II	1.31	0.25	0.02	—	1.58

American Century VP Mid Cap Value, Class II	0.90	0.25	0.01	—	1.16

American Century VP Ultra®, Class II	0.90	0.25	0.01	—	1.16

American Century VP Value, Class II	0.88	0.25	—	—	1.13

ClearBridge Variable Small Cap Growth Portfolio – Class I**	0.75	—	0.11	—	0.86

Columbia Variable Portfolio – Cash Management Fund (Class 3)	0.33	0.13	0.14	—	0.60	(1)

Columbia Variable Portfolio – Diversified Bond Fund (Class 3)	0.41	0.13	0.13	—	0.67

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3)**	0.57	0.13	0.12	—	0.82

Columbia Variable Portfolio – Emerging Markets Fund (Class 3)**	1.07	0.13	0.22	—	1.42	(1)

Columbia Variable Portfolio – High Yield Bond Fund (Class 3)	0.58	0.13	0.17	—	0.88	(1)

Columbia Variable Portfolio – Income Opportunities Fund (Class 2)	0.57	0.25	0.14	—	0.96

Columbia Variable Portfolio – Income Opportunities Fund (Class 3)	0.57	0.13	0.14	—	0.84

Columbia Variable Portfolio – International Opportunity Fund (Class 3)	0.79	0.13	0.20	—	1.12

Columbia Variable Portfolio – Large Cap Growth Fund (Class 3)	0.71	0.13	0.17	—	1.01	(1)

Columbia Variable Portfolio – Large Core Quantitative Fund (Class 3)**	0.66	0.13	0.14	0.01	0.94

Columbia Variable Portfolio – Marsico Growth Fund (Class 1)	0.77	—	0.11	—	0.88	(1),(2)

Columbia Variable Portfolio – Marsico International Opportunities Fund (Class 2)	0.87	0.25	0.17	—	1.29	(1),(2)

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Class 3)	0.76	0.13	0.17	—	1.06	(1)

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund (Class 3)	0.74	0.13	0.14	—	1.01	(1)

Columbia Variable Portfolio – S&P 500 Index Fund (Class 3)	0.10	0.13	0.22	—	0.45

Columbia Variable Portfolio – Select Large-Cap Value Fund (Class 3)	0.70	0.13	0.15	—	0.98	(1)

Columbia Variable Portfolio – Small Cap Value Fund (Class 2)	0.87	0.25	0.13	—	1.25	(1)

 12  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS

Total annual operating expenses for each fund*

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

				Acquired fund	Gross total
	Management	12b-1	Other	fees and	annual
Fund name**	fees	fees	expenses	expenses***	expenses

Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3)**	0.36%	0.13%	0.14%	—%	0.63%

Credit Suisse Trust – Commodity Return Strategy Portfolio	0.50	0.25	0.59	—	1.34	(3)

Dreyfus Investment Portfolios MidCap Stock Portfolio, Service Shares	0.75	0.25	0.10	—	1.10

Dreyfus Investment Portfolios Technology Growth Portfolio, Service Shares	0.75	0.25	0.08	—	1.08

Dreyfus Variable Investment Fund Appreciation Portfolio, Service Shares	0.75	0.25	0.06	—	1.06

Dreyfus Variable Investment Fund International Equity Portfolio, Service Shares	0.75	0.25	0.31	—	1.31

Dreyfus Variable Investment Fund International Value Portfolio, Service Shares	1.00	0.25	0.28	—	1.53

Eaton Vance VT Floating-Rate Income Fund	0.58	0.50	0.10	—	1.18

Fidelity® VIP Contrafund® Portfolio Service Class 2	0.56	0.25	0.08	—	0.89

Fidelity® VIP Growth Portfolio Service Class 2	0.56	0.25	0.10	—	0.91

Fidelity® VIP Investment Grade Bond Portfolio Service Class 2	0.31	0.25	0.11	—	0.67

Fidelity® VIP Mid Cap Portfolio Service Class 2	0.56	0.25	0.09	—	0.90

Fidelity® VIP Overseas Portfolio Service Class 2	0.71	0.25	0.14	—	1.10

FTVIPT Franklin Income Securities Fund – Class 2	0.45	0.25	0.02	—	0.72

FTVIPT Franklin Rising Dividends Securities Fund – Class 2	0.61	0.25	0.02	—	0.88

FTVIPT Franklin Small-Mid Cap Growth Securities Fund – Class 2	0.51	0.25	0.29	—	1.05

FTVIPT Mutual Shares Securities Fund – Class 2	0.60	0.25	0.11	—	0.96

FTVIPT Templeton Global Bond Securities Fund – Class 2	0.46	0.25	0.09	—	0.80

FTVIPT Templeton Growth Securities Fund – Class 2	0.74	0.25	0.04	—	1.03

Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares	0.80	—	0.07	—	0.87	(4)

Goldman Sachs VIT Structured U.S. Equity Fund – Institutional Shares	0.62	—	0.10	—	0.72	(5)

Invesco V.I. American Franchise Fund, Series II Shares**	0.68	0.25	0.30	—	1.23	(6)

Invesco V.I. Comstock Fund, Series II Shares**	0.56	0.25	0.29	—	1.10	(6)

Invesco V.I. Global Health Care Fund, Series II Shares	0.75	0.25	0.38	—	1.38

Invesco V.I. International Growth Fund, Series II Shares	0.71	0.25	0.30	—	1.26

Invesco V.I. Mid Cap Core Equity Fund, Series II Shares	0.73	0.25	0.32	—	1.30

Invesco V.I. Mid Cap Growth Fund, Series II Shares**	0.75	0.25	0.37	—	1.37	(6)

Invesco V.I. Value Opportunities Fund, Series II Shares**	0.70	0.25	0.32	—	1.27

Janus Aspen Series Janus Portfolio: Service Shares	0.48	0.25	0.05	—	0.78

MFS® Investors Growth Stock Series – Service Class	0.75	0.25	0.08	—	1.08

MFS® New Discovery Series – Service Class	0.90	0.25	0.07	—	1.22

MFS® Total Return Series – Service Class	0.75	0.25	0.05	—	1.05	(7)

MFS® Utilities Series – Service Class	0.74	0.25	0.08	—	1.07

Morgan Stanley UIF Global Real Estate Portfolio, Class II Shares	0.85	0.35	0.51	—	1.71	(8)

Morgan Stanley UIF Mid Cap Growth Portfolio, Class II Shares	0.75	0.35	0.31	—	1.41	(8)

Morgan Stanley UIF U.S. Real Estate Portfolio, Class II Shares	0.80	0.35	0.30	—	1.45	(9)

Oppenheimer Capital Appreciation Fund/VA, Service Shares	0.69	0.25	0.12	—	1.06	(10)

Oppenheimer Global Fund/VA, Service Shares**	0.63	0.25	0.13	—	1.01

Oppenheimer Global Strategic Income Fund/VA, Service Shares	0.58	0.25	0.14	0.06	1.03	(11)

Oppenheimer Main Street Small Cap Fund®/VA, Service Shares**	0.69	0.25	0.14	—	1.08	(10)

PIMCO VIT All Asset Portfolio, Advisor Class	0.43	0.25	—	0.75	1.43	(12)

Putnam VT Global Health Care Fund – Class IB Shares	0.64	0.25	0.20	—	1.09

Putnam VT International Equity Fund – Class IB Shares	0.71	0.25	0.18	—	1.14

Putnam VT Multi-Cap Growth Fund – Class IB Shares	0.57	0.25	0.15	—	0.97

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS 13

Total annual operating expenses for each fund*

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

				Acquired fund	Gross total
	Management	12b-1	Other	fees and	annual
Fund name**	fees	fees	expenses	expenses***	expenses

Putnam VT Small Cap Value Fund – Class IB Shares	0.64%	0.25%	0.17%	0.09%	1.15%

Variable Portfolio – Aggressive Portfolio (Class 2)	—	0.25	0.02	0.80	1.07

Variable Portfolio – Aggressive Portfolio (Class 4)	—	0.25	0.02	0.80	1.07

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund (Class 3)**	0.42	0.13	0.13	—	0.68

Variable Portfolio – Conservative Portfolio (Class 2)	—	0.25	0.02	0.61	0.88

Variable Portfolio – Conservative Portfolio (Class 4)	—	0.25	0.02	0.61	0.88

Variable Portfolio – Moderate Portfolio (Class 2)	—	0.25	0.02	0.72	0.99

Variable Portfolio – Moderate Portfolio (Class 4)	—	0.25	0.02	0.72	0.99

Variable Portfolio – Moderately Aggressive Portfolio (Class 2)	—	0.25	0.02	0.76	1.03

Variable Portfolio – Moderately Aggressive Portfolio (Class 4)	—	0.25	0.02	0.76	1.03

Variable Portfolio – Moderately Conservative Portfolio (Class 2)	—	0.25	0.02	0.67	0.94

Variable Portfolio – Moderately Conservative Portfolio (Class 4)	—	0.25	0.02	0.67	0.94

Variable Portfolio – Partners Small Cap Value Fund (Class 3)	0.91	0.13	0.15	0.01	1.20	(1)

Variable Portfolio – Sit Dividend Growth Fund (Class 3)**	0.71	0.13	0.13	—	0.97	(1)

Variable Portfolio – Victory Established Value Fund (Class 3)**	0.77	0.13	0.13	—	1.03	(1)

Wanger International	0.91	—	0.16	—	1.07

Wanger USA	0.86	—	0.10	—	0.96

*	The Funds provided the information on their expenses and we have not independently verified the information.

**	The previous fund names can be found in “The Variable Account and the Funds” section of the prospectus.

***	Includes fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).

(1)	Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until April 30, 2014, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rate of 0.575% for Columbia Variable Portfolio – Cash Management Fund (Class 3), 1.375% for Columbia Variable Portfolio – Emerging Markets Fund (Class 3), 0.845% for Columbia Variable Portfolio – High Yield Bond Fund (Class 3), 0.915% for Columbia Variable Portfolio – Large Cap Growth Fund (Class 3), 0.79% for Columbia Variable Portfolio – Marsico Growth Fund (Class 1), 1.18% for Columbia Variable Portfolio – Marsico International Opportunities Fund (Class 2), 0.995% for Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Class 3), 0.995% for Columbia Variable Portfolio – Mid Cap Value Opportunity Fund (Class 3), 0.875% for Columbia Variable Portfolio – Select Large-Cap Value Fund (Class 3), 1.03% for Columbia Variable Portfolio – Small Cap Value Fund (Class 2), 1.005% for Variable Portfolio – Partners Small Cap Value Fund (Class 3), 0.895% for Variable Portfolio – Sit Dividend Growth Fund (Class 3) and 1.015% for Variable Portfolio – Victory Established Value Fund (Class 3).

(2)	Management fees have been restated to reflect contractual changes to the investment advisory and/or administrative fee rates.

(3)	Credit Suisse will waive fees and reimburse expenses so that the Portfolio’s annual operating expenses will not exceed 1.05% of the Portfolio’s average daily net assets. Waivers and expense reimbursements or credits are voluntary and may be discontinued at any time.

(4)	The Investment Adviser agreed to waive a portion of its management fee in order to achieve an effective net management rate of 0.77%. Other expenses include transfer agency fees equal on an annualized basis to 0.02% of the average daily net assets of the Fund’s Institutional Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit other expenses (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, 0.054% of the average daily net assets of the Fund. These arrangements will remain in effect through at least April 29, 2014 and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the trustees. After fee waivers and reimbursements, net expenses would be 0.84%.

(5)	Other expenses include transfer agency fees equal on an annualized basis to 0.02% of the average daily net assets of the Fund’s Institutional Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit other expenses (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, 0.004% of the average daily net assets of the Fund. These arrangements will remain in effect through at least April 29, 2014 and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the trustees. After fee waivers and reimbursements, net expenses would be 0.64%.

(6)	The Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit total annual fund operating expenses after fee waivers and/or expense reimbursements (excluding interest, taxes, dividend expense on short sales, extraordinary or non-routine items, including litigation expenses and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement) of Series II shares to 1.15% for Invesco V.I. American Franchise Fund, Series II Shares, 1.03% for Invesco V.I. Comstock Fund, Series II Shares and 1.34% for Invesco V.I. Mid Cap Growth Fund, Series II Shares of average daily net assets. Acquired fund fees and expenses are also excluded in determining such obligation, if applicable. Unless the Board of Trustees and Invesco Advisers, Inc. mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2014.

(7)	Massachusetts Financial Services Company has agreed in writing to reduce its management fee to 0.70% of the fund’s average daily net assets annually in excess of $1 billion and 0.65% of the fund’s average daily net assets annually in excess of $2.5 billion to $3 billion. This written agreement will remain in effect until modified by the fund’s Board of Trustees, but such agreement will continue until at least April 30, 2014. After fee waivers, net expenses would be 1.02%.

 14  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS

(8)	The Portfolios’ Adviser, Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.40% for Morgan Stanley UIF Global Real Estate Portfolio, Class II Shares and 1.15% for Morgan Stanley UIF Mid Cap Growth Portfolio, Class II Shares. In addition, the Portfolios’ Distributor, Morgan Stanley Distribution Inc., has agreed to waive 0.10% for Morgan Stanley UIF Global Real Estate Portfolio, Class II Shares and 0.25% for Morgan Stanley UIF Mid Cap Growth Portfolio, Class II Shares of the 0.35% 12b-1 fee that it may receive. These fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund’s Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems that such action is appropriate.

(9)	The Portfolios’ Distributor, Morgan Stanley Distribution Inc., has agreed to waive 0.10% of the 0.35% 12b-1 fee that it may receive. This waiver will continue for at least one year or until such time as the Fund’s Board of Directors acts to discontinue all or a portion of such waiver when it deems that such action is appropriate. After fee waivers, net expenses would be 1.35%.

(10)	The Manager has voluntarily agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 1.05% for Oppenheimer Capital Appreciation Fund/VA, Service Shares and 1.05% for Oppenheimer Main Street Small Cap Fund®/VA, Service Shares.

(11)	The Manager has contractually agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in Oppenheimer Institutional Money Market Fund, Oppenheimer Short Duration Fund and the Master Funds. This fee waiver and/or expenses reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the board. After fee waivers, net expenses would be 0.97%.

(12)	PIMCO has contractually agreed, through May 1, 2014, to reduce its advisory fee to the extent that the Underlying PIMCO Fund Expenses attributable to advisory and supervisory and administrative fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The fee reduction is implemented based on a calculation of Underlying PIMCO Fund Expenses attributable to advisory and supervisory and administrative fees that is different from the calculation of Acquired Fund Fees and Expenses listed in the table above. After fee waivers, net expenses would be 1.34%.

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS 15

Examples
These examples are intended to help you compare the cost of investing in these contracts with the cost of investing in other variable annuity contracts. These costs include your transaction expenses, contract administrative charges, variable account annual expenses and fund fees and expenses.

These examples assume that you invest $10,000 in the contract for the time periods indicated. These examples also assume that your investment has a 5% return each year.

Current Contract:
(applications signed on or after July 19, 2010)

Maximum Expenses. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of any of the funds before fee waivers and/or expense reimbursements. They assume that you select the MAV Death Benefit and one of the SecureSource Stages NY riders or Accumulation Protector Benefit rider(1),(3). Although your actual costs may be lower, based on these assumptions your costs would be:

					If you do not surrender your contract
					or if you select an annuity payout plan
	If you surrender your contract at the end of the applicable time period:				at the end of the applicable time period:
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years

Ten-year surrender charge schedule	$1,252	$2,311	$3,185	$5,343	$532	$1,591	$2,644	$5,252

Seven-year surrender charge schedule	1,272	2,279	3,276	5,419	552	1,648	2,734	5,419

Five-year surrender charge schedule	1,307	2,289	3,077	5,707	587	1,748	2,896	5,707

Minimum Expenses. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of any of the funds before fee waivers and/or expense reimbursements. They assume that you select the ROPP Death Benefit and do not select any optional benefits(2). Although your actual costs may be higher, based on these assumptions your costs would be:

					If you do not surrender your contract
					or if you select an annuity payout plan
	If you surrender your contract at the end of the applicable time period:				at the end of the applicable time period:
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years

Ten-year surrender charge schedule	$934	$1,372	$1,591	$2,215	$189	$580	$991	$2,115

Seven-year surrender charge schedule	952	1,331	1,696	2,333	209	642	1,096	2,333

Five-year surrender charge schedule	985	1,335	1,479	2,705	245	751	1,279	2,705

Original Contract:
(applications signed prior to July 19, 2010)

Maximum Expenses. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of any of the funds offered on or after May 1, 2007 before fee waivers and/or expense reimbursements. They assume that you select the MAV Death Benefit and one of the SecureSource riders(2),(3). Although your actual costs may be lower, based on the assumptions your costs would be:

					If you do not surrender your contract
					or if you select an annuity payout plan
	If you surrender your contract at the end of the applicable time period:				at the end of the applicable time period:
Nonqualified Annuity	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years

Seven-year surrender charge schedule for contracts with applications signed on or after June 19, 2006	$1,282	$2,308	$3,323	$5,504	$562	$1,677	$2,781	$5,504

Five-year surrender charge schedule	1,313	2,304	3,100	5,751	593	1,763	2,919	5,751

					If you do not surrender your contract
					or if you select an annuity payout plan
	If you surrender your contract at the end of the applicable time period:				at the end of the applicable time period:
Qualified Annuity	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years

Seven-year surrender charge schedule for contracts with applications signed on or after June 19, 2006	$1,267	$2,265	$3,254	$5,379	$547	$1,635	$2,713	$5,379

Five-year surrender charge schedule	1,297	2,261	3,031	5,629	577	1,720	2,850	5,629

 16  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS

Minimum Expenses. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds before fee waivers and/or expense reimbursements. They assume that you select the ROP Death Benefit and do not select any optional benefits(2). Although your actual costs may be higher, based on these assumptions your costs would be:

					If you do not surrender your contract
					or if you select an annuity payout plan
	If you surrender your contract at the end of the applicable time period:				at the end of the applicable time period:
Nonqualified Annuity	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years

Seven-year surrender charge schedule for contracts with applications signed on or after June 19, 2006	$952	$1,331	$1,696	$2,333	$209	$642	$1,096	$2,333

Five-year surrender charge schedule	981	1,320	1,453	2,652	240	735	1,253	2,652

					If you do not surrender your contract
					or if you select an annuity payout plan
	If you surrender your contract at the end of the applicable time period:				at the end of the applicable time period:
Qualified Annuity	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years

Seven-year surrender charge schedule for contracts with applications signed on or after June 19, 2006	$938	$1,288	$1,617	$2,170	$194	$596	$1,017	$2,170

Five-year surrender charge schedule	967	1,277	1,375	2,494	225	689	1,175	2,494

(1)	In these examples, the contract administrative charge is $50.
(2)	In these examples, the contract administrative charge is $40.
(3)	Because these examples are intended to illustrate the most expensive combination of contract features, the maximum annual fee for each optional benefit is reflected rather than the fee that is currently being charged.

THE EXAMPLES ARE ILLUSTRATIVE ONLY. YOU SHOULD NOT CONSIDER THESE EXAMPLES AS A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES WILL BE HIGHER OR LOWER THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE CONTRACT VALUE TO ANY OTHER AVAILABLE SUBACCOUNTS.

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS 17

Condensed Financial Information

You can find unaudited condensed financial information for the subaccounts representing the lowest and highest total annual variable account expense combinations in Appendix L.

Financial Statements

You can find our audited financial statements and the audited financial statements of the divisions, which are comprised of subaccounts, in the SAI. The SAI does not include audited financial statements for divisions that are new (if any) and have no activity as of the financial statements date.

The Variable Account and the Funds

Variable Account. The variable account was established under New York law on Oct. 12, 1995, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life of NY.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the IRS has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

The Funds. This contract currently offers subaccounts investing in shares of the funds listed in the table below.

•	Investment objectives: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds’ prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

•	Fund name and management: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

•	Eligible purchasers: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see “Fund Name and Management” above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds’ providers do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate fund providers for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds’ prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.

•	Asset allocation programs may impact fund performance: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation

 18  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS

program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under the asset allocation program we offer (see “Making the Most of Your Contract — Portfolio Navigator Program”) or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.

•	Funds available under the contract: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see “Substitution of Investments”). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.

•	Revenue we receive from the funds may create potential conflicts of interest: We or our affiliates receive from each of the funds, or the funds’ affiliates, varying levels and types of revenue including but not limited to expense payments and non-cash compensation. The amount of this revenue and how it is computed varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the funds that are managed by our affiliates Columbia Management Investment Advisers, LLC (Columbia Management Investment Advisers) or Columbia Wanger Asset Management, LLC (Columbia Wanger Asset Management) (affiliated funds). Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the affiliated funds. We or our affiliates receive revenue which ranges up to 0.69% of the average daily net assets invested in the underlying funds through this and other contracts we and our affiliate issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of underlying funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the underlying funds according to total dollar amounts they and their affiliates paid us or our affiliates in the prior calendar year.

Expense payments, non-cash compensation and other forms of revenue may influence recommendations your investment professional makes regarding whether you should invest in one of these contracts and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see “About the Service Providers”).

The revenue we or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and surrendering from the contract (see “Expense Summary”). However, the revenue we or our affiliates receive from a fund or its affiliates may come, at least in part, from the fund’s fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.

•	Why revenues are paid to us: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including, but not limited to expense payments and non-cash compensation for various purposes:

•	Compensating, training and educating investment professionals who sell the contracts.

•	Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.

•	Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and investment professionals.

•	Providing sub-transfer agency and shareholder servicing to contract owners.

•	Promoting, including and/or retaining the fund’s investment portfolios as underlying investment options in the contracts.

•	Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.

•	Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).

•	Subaccounting, transaction processing, recordkeeping and administration.

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS 19

•	Sources of revenue received from affiliated funds: The affiliated funds are managed by Columbia Management Investment Advisers or Columbia Wanger Asset Management. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

•	Assets of the fund’s adviser and transfer agent or an affiliate. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

•	Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the “12b-1 fees” column of the “Annual Operating Expenses of the Funds” table.

•	Sources of revenue received from unaffiliated funds: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds’ affiliates, may include, but are not necessarily limited to, the following:

•	Assets of the fund’s adviser, subadviser, transfer agent or an affiliate of these and assets of the fund’s distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

•	Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the “12b-1 fees” column of the “Annual Operating Expenses of the Funds” table.

 20  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS

Unless the PN program is in effect, you may allocate purchase payments and transfers to any or all of the subaccounts of the variable account that invest in shares of the following funds:

	Available	Available
	under	under
	contracts	contracts
	with	with
	applications	applications
	signed	signed
	on or after	prior to
Investing In	May 1, 2007	May 1, 2007	Investment Objective and Policies	Investment Adviser
AllianceBernstein VPS Balanced Wealth Strategy Portfolio (Class B)	N	Y	Seeks to maximize total return consistent with AllianceBernstein’s determination of reasonable risk.	AllianceBernstein L.P.

AllianceBernstein VPS Global Thematic Growth Portfolio (Class B)	Y	Y	Seeks long-term growth of capital.	AllianceBernstein L.P.

AllianceBernstein VPS Growth and Income Portfolio (Class B)	Y	Y	Seeks long-term growth of capital.	AllianceBernstein L.P.

AllianceBernstein VPS International Value Portfolio (Class B)	Y	Y	Seeks long-term growth of capital.	AllianceBernstein L.P.

American Century VP Inflation Protection, Class II	N	Y	Seeks long-term total return using a strategy that seeks to protect against U.S. inflation.	American Century Investment Management, Inc.

American Century VP International, Class II	N	Y	Seeks capital growth.	American Century Investment Management, Inc.

American Century VP Mid Cap Value, Class II	Y	Y	Seeks long-term capital growth. Income is a secondary objective.	American Century Investment Management, Inc.

American Century VP Ultra®, Class II	Y	Y	Seeks long-term capital growth.	American Century Investment Management, Inc.

American Century VP Value, Class II	Y	Y	Seeks long-term capital growth. Income is a secondary objective.	American Century Investment Management, Inc.

ClearBridge Variable Small Cap Growth Portfolio – Class I (previously Legg Mason ClearBridge – Variable Small Cap Growth Portfolio – Class I)	Y	Y	Seeks long-term growth of capital.	Legg Mason Partners Fund Advisor, LLC, adviser; Western Asset Management Company & Western Asset Management Company Limited, subadviser.

Columbia Variable Portfolio – Cash Management Fund (Class 3)	Y	Y	Seeks maximum current income consistent with liquidity and stability of principal.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Diversified Bond Fund (Class 3)	Y	Y	Seeks high level of current income while attempting to conserve the value of the investment for the longest period of time.	Columbia Management Investment Advisers, LLC

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS 21

	Available	Available
	under	under
	contracts	contracts
	with	with
	applications	applications
	signed	signed
	on or after	prior to
Investing In	May 1, 2007	May 1, 2007	Investment Objective and Policies	Investment Adviser
Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3) (previously Columbia Variable Portfolio – Diversified Equity Income Fund (Class 3))	Y	Y	Seeks high level of current income and, as a secondary goal, steady growth of capital.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Emerging Markets Fund (Class 3) (previously Columbia Variable Portfolio – Emerging Markets Opportunity Fund (Class 3))	Y	Y	Seeks long-term capital growth.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – High Yield Bond Fund (Class 3)	Y	Y	Seeks high current income, with capital growth as a secondary objective.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Income Opportunities Fund (Class 2)	Y	Y	Seeks high total return through current income and capital appreciation.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Income Opportunities Fund (Class 3)	Y	Y	Seeks high total return through current income and capital appreciation.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – International Opportunity Fund (Class 3)	Y	Y	Seeks capital appreciation.	Columbia Management Investment Advisers, LLC, adviser; Threadneedle International Limited, an indirect wholly-owned subsidiary of Ameriprise Financial, sub-adviser.

Columbia Variable Portfolio – Large Cap Growth Fund (Class 3)	Y	Y	Seeks long-term capital growth.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Large Core Quantitative Fund (Class 3) (previously Columbia Variable Portfolio – Dynamic Equity Fund (Class 3))	Y	Y	Seeks capital appreciation.	Columbia Management Investment Advisers, LLC

 22  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS

	Available	Available
	under	under
	contracts	contracts
	with	with
	applications	applications
	signed	signed
	on or after	prior to
Investing In	May 1, 2007	May 1, 2007	Investment Objective and Policies	Investment Adviser
Columbia Variable Portfolio – Marsico Growth Fund (Class 1)	Y	Y	Seeks long-term growth of capital.	Columbia Management Investment Advisers, LLC, adviser; Marsico Capital Management, LLC, subadviser.

Columbia Variable Portfolio – Marsico International Opportunities Fund (Class 2)	Y	Y	Seeks long-term growth of capital.	Columbia Management Investment Advisers, LLC, adviser; Marsico Capital Management, LLC, subadviser.

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Class 3)	N	Y	Seeks growth of capital.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund (Class 3)	Y	Y	Seeks long-term growth of capital.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – S&P 500 Index Fund (Class 3)	Y	Y	Seeks long-term capital appreciation.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Select Large-Cap Value Fund (Class 3)	N	Y	Seeks long-term growth of capital.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Small Cap Value Fund (Class 2)	Y	Y	Seeks long-term capital appreciation.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3) (previously Columbia Variable Portfolio – Short Duration U.S. Government Fund (Class 3))	Y	Y	Seeks high level of current income and safety of principal consistent with investment in U.S. government and government agency securities.	Columbia Management Investment Advisers, LLC

Credit Suisse Trust – Commodity Return Strategy Portfolio	Y	Y	The fund is designed to achieve positive total return relative to the performance of the Dow Jones-UBS Commodity Index Total Return (“DJ-UBS”).	Credit Suisse Asset Management, LLC

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS 23

	Available	Available
	under	under
	contracts	contracts
	with	with
	applications	applications
	signed	signed
	on or after	prior to
Investing In	May 1, 2007	May 1, 2007	Investment Objective and Policies	Investment Adviser
Dreyfus Investment Portfolios MidCap Stock Portfolio, Service Shares	N	Y	Seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor’s MidCap 400 Index.	The Dreyfus Corporation

Dreyfus Investment Portfolios Technology Growth Portfolio, Service Shares	N	Y	Seeks capital appreciation.	The Dreyfus Corporation

Dreyfus Variable Investment Fund Appreciation Portfolio, Service Shares	N	Y	Seeks long-term capital growth consistent with the preservation of capital.	The Dreyfus Corporation, adviser; Fayez Sarofim & Co., sub-adviser.

Dreyfus Variable Investment Fund International Equity Portfolio, Service Shares	Y	Y	Seeks capital growth.	The Dreyfus Corporation, adviser; Newton Capital Management Limited, sub-adviser

Dreyfus Variable Investment Fund International Value Portfolio, Service Shares	Y	Y	Seeks long-term capital growth.	The Dreyfus Corporation

Eaton Vance VT Floating-Rate Income Fund	Y	Y	Seeks high level of current income.	Eaton Vance Management

Fidelity® VIP Contrafund® Portfolio Service Class 2	Y	Y	Seeks long-term capital appreciation. Normally invests primarily in common stocks. Invests in securities of companies whose value it believes is not fully recognized by the public. Invests in either “growth” stocks or “value” stocks or both. The fund invests in domestic and foreign issuers.	Fidelity Management & Research Company (FMR) is the fund’s manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

Fidelity® VIP Growth Portfolio Service Class 2	N	Y	Seeks to achieve capital appreciation. Normally invests primarily in common stocks. Invests in companies that it believes have above-average growth potential (stocks of these companies are often called “growth” stocks). The Fund invests in domestic and foreign issuers.	FMR is the fund’s manager. FMRC and other investment advisers serve as sub-advisers for the fund.

 24  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS

	Available	Available
	under	under
	contracts	contracts
	with	with
	applications	applications
	signed	signed
	on or after	prior to
Investing In	May 1, 2007	May 1, 2007	Investment Objective and Policies	Investment Adviser
Fidelity® VIP Investment Grade Bond Portfolio Service Class 2	Y	Y	Seeks as high level of current income as is consistent with the preservation of capital. Normally invests at least 80% of assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities.	FMR is the fund’s manager. Fidelity Investments Money Management, Inc. (FIMM) and other investment advisers serve as sub-advisers for the fund.

Fidelity® VIP Mid Cap Portfolio Service Class 2	Y	Y	Seeks long-term growth of capital. Normally invests primarily in common stocks. Normally invests at least 80% of assets in securities of companies with medium market capitalizations. May invest in companies with smaller or larger market capitalizations. Invests in domestic and foreign issuers. The Fund invests in either “growth” or “value” common stocks or both.	FMR is the fund’s manager. FMRC and other investment advisers serve as sub-advisers for the fund.

Fidelity® VIP Overseas Portfolio Service Class 2	Y	Y	Seeks long-term growth of capital. Normally invests primarily in common stocks allocating investments across different countries and regions. Normally invests at least 80% of assets in non-U.S. securities.	FMR is the fund’s manager. FMRC and other investment advisers serve as sub-advisers for the fund.

FTVIPT Franklin Income Securities Fund – Class 2	Y	Y	Seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the fund invests in both equity and debt securities.	Franklin Advisers, Inc. adviser; Templeton Investment Counsel, LLC, subadviser.

FTVIPT Franklin Rising Dividends Securities Fund – Class 2	N	Y	Seeks long-term capital appreciation, with preservation of capital as an important consideration. Under normal market conditions, the fund invests at least 80% of its net assets in equity securities of companies that have paid rising dividends.	Franklin Advisory Services, LLC

FTVIPT Franklin Small-Mid Cap Growth Securities Fund – Class 2	N	Y	Seeks long-term capital growth. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small capitalization and mid capitalization companies.	Franklin Advisers, Inc.

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS 25

	Available	Available
	under	under
	contracts	contracts
	with	with
	applications	applications
	signed	signed
	on or after	prior to
Investing In	May 1, 2007	May 1, 2007	Investment Objective and Policies	Investment Adviser
FTVIPT Mutual Shares Securities Fund – Class 2	N	Y	Seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.	Franklin Mutual Advisers, LLC

FTVIPT Templeton Global Bond Securities Fund – Class 2	Y	Y	Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, the fund invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.	Franklin Advisers, Inc.

FTVIPT Templeton Growth Securities Fund – Class 2	Y	Y	Seeks long-term capital growth. Under normal market conditions, the fund invests predominantly in equity securities of companies located anywhere in the world, including those in the U.S. and emerging markets.	Templeton Global Advisors Limited

Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares	Y	Y	Seeks long-term capital appreciation.	Goldman Sachs Asset Management, L.P.

Goldman Sachs VIT Structured U.S. Equity Fund – Institutional Shares	Y	Y	Seeks long-term growth of capital.	Goldman Sachs Asset Management, L.P.

Invesco V.I. American Franchise Fund, Series II Shares (previously Invesco Van Kampen V.I. – American Franchise Fund, Series II Shares)	Y	Y	Seeks capital growth.	Invesco Advisers, Inc.

Invesco V.I. Comstock Fund, Series II Shares (previously Invesco Van Kampen V.I. – Comstock Fund, Series II Shares)	Y	Y	Seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.	Invesco Advisers, Inc.

Invesco V.I. Global Health Care Fund, Series II Shares	Y	Y	Seeks long-term growth of capital.	Invesco Advisers, Inc.

 26  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS

	Available	Available
	under	under
	contracts	contracts
	with	with
	applications	applications
	signed	signed
	on or after	prior to
Investing In	May 1, 2007	May 1, 2007	Investment Objective and Policies	Investment Adviser
Invesco V.I. International Growth Fund, Series II Shares	Y	Y	Seeks long-term growth of capital.	Invesco Advisers, Inc.

Invesco V.I. Mid Cap Core Equity Fund, Series II Shares	N	Y	Seeks long-term growth of capital.	Invesco Advisers, Inc.

Invesco V.I. Mid Cap Growth Fund, Series II Shares (previously Invesco Van Kampen V.I. – Mid Cap Growth Fund, Series II Shares)	Y	Y	Seeks capital growth.	Invesco Advisers, Inc.

Invesco V.I. Value Opportunities Fund, Series II Shares (previously Invesco Van Kampen V.I. – Value Opportunities Fund, Series II Shares)	N	Y	Seeks long-term growth of capital.	Invesco Advisers, Inc.

Janus Aspen Series Janus Portfolio: Service Shares	Y	Y	Seeks long-term growth of capital.	Janus Capital Management LLC

MFS® Investors Growth Stock Series – Service Class	N	Y	Seeks capital appreciation.	MFS® Investment Management

MFS® New Discovery Series – Service Class	N	Y	Seeks capital appreciation.	MFS® Investment Management

MFS® Total Return Series – Service Class	Y	Y	Seeks total return.	MFS® Investment Management

MFS® Utilities Series – Service Class	Y	Y	Seeks total return.	MFS® Investment Management

Morgan Stanley UIF Global Real Estate Portfolio, Class II Shares	Y	Y	Seeks to provide current income and capital appreciation.	Morgan Stanley Investment Management Inc., adviser; Morgan Stanley Investment Management Limited and Morgan Stanley Investment Management Company, subadvisers.

Morgan Stanley UIF Mid Cap Growth Portfolio, Class II Shares	Y	Y	Seeks long-term capital growth by investing primarily in common stocks and other equity securities.	Morgan Stanley Investment Management Inc.

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS 27

	Available	Available
	under	under
	contracts	contracts
	with	with
	applications	applications
	signed	signed
	on or after	prior to
Investing In	May 1, 2007	May 1, 2007	Investment Objective and Policies	Investment Adviser
Morgan Stanley UIF U.S. Real Estate Portfolio, Class II Shares	N	Y	Seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.	Morgan Stanley Investment Management Inc.

Oppenheimer Capital Appreciation Fund/VA, Service Shares	Y	Y	Seeks capital appreciation by investing in securities of well-known, established companies.	OFI Global Asset Management, Inc., adviser; OppenheimerFunds, Inc., sub-adviser.

Oppenheimer Global Fund/VA, Service Shares (previously Oppenheimer Global Securities Fund/VA, Service Shares)	Y	Y	Seeks long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, “growth-type” companies, cyclical industries and special situations that are considered to have appreciation possibilities.	OFI Global Asset Management, Inc., adviser; OppenheimerFunds, Inc., sub-adviser.

Oppenheimer Global Strategic Income Fund/VA, Service Shares	Y	Y	Seeks a high level of current income principally derived from interest on debt securities.	OFI Global Asset Management, Inc., adviser; OppenheimerFunds, Inc., sub-adviser.

Oppenheimer Main Street Small Cap Fund®/VA, Service Shares (previously Oppenheimer Main Street Small- & Mid-Cap Fund®/VA, Service Shares)	Y	Y	Seeks capital appreciation.	OFI Global Asset Management, Inc., adviser; OppenheimerFunds, Inc., sub-adviser.

PIMCO VIT All Asset Portfolio, Advisor Class	Y	Y	Seeks maximum real return consistent with preservation of real capital and prudent investment management.	Pacific Investment Management Company LLC (PIMCO)

Putnam VT Global Health Care Fund – Class IB Shares	N	Y	Seeks capital appreciation.	Putnam Investment Management, LLC, adviser; Putnam Advisory Company, LLC, sub-adviser; and Putnam Investments Limited

Putnam VT International Equity Fund – Class IB Shares	N	Y	Seeks capital appreciation.	Putnam Investment Management, LLC, adviser; Putnam Advisory Company, LLC, sub-adviser; and Putnam Investments Limited

Putnam VT Multi-Cap Growth Fund – Class IB Shares	N	Y	Seeks long-term capital appreciation.	Putnam Investment Management, LLC

 28  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS

	Available	Available
	under	under
	contracts	contracts
	with	with
	applications	applications
	signed	signed
	on or after	prior to
Investing In	May 1, 2007	May 1, 2007	Investment Objective and Policies	Investment Adviser
Putnam VT Small Cap Value Fund – Class IB Shares	N	Y	Seeks capital appreciation.	Putnam Investment Management, LLC

Variable Portfolio – Aggressive Portfolio (Class 2)	Y	N	Seeks high level of total return that is consistent with an aggressive level of risk. This is a “fund of funds” and seeks to achieve its objective by investing in a combination of underlying funds. The fund invests primarily in underlying funds that invest in equity securities and also invests a small amount in underlying funds that invest in fixed income securities.	Columbia Management Investment Advisers, LLC

Variable Portfolio – Aggressive Portfolio (Class 4)	Y	N	Seeks high level of total return that is consistent with an aggressive level of risk. This is a “fund of funds” and seeks to achieve its objective by investing in a combination of underlying funds. The fund invests primarily in underlying funds that invest in equity securities and also invests a small amount in underlying funds that invest in fixed income securities.	Columbia Management Investment Advisers, LLC

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund (Class 3) (previously Columbia Variable Portfolio – Global Inflation Protected Securities Fund (Class 3))	Y	Y	Non-diversified fund that seeks total return that exceeds the rate of inflation over the long term.	Columbia Management Investment Advisers, LLC, adviser; BlackRock Financial Management, Inc., subadviser.

Variable Portfolio – Conservative Portfolio (Class 2)	Y	N	Seeks high level of total return that is consistent with a conservative level of risk. This is a “fund of funds” and seeks to achieve its objective by investing in a combination of underlying funds. The fund invests primarily in underlying funds that invest in fixed income securities.	Columbia Management Investment Advisers, LLC

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS 29

	Available	Available
	under	under
	contracts	contracts
	with	with
	applications	applications
	signed	signed
	on or after	prior to
Investing In	May 1, 2007	May 1, 2007	Investment Objective and Policies	Investment Adviser
Variable Portfolio – Conservative Portfolio (Class 4)	Y	N	Seeks high level of total return that is consistent with a conservative level of risk. This is a “fund of funds” and seeks to achieve its objective by investing in a combination of underlying funds. The fund invests primarily in underlying funds that invest in fixed income securities.	Columbia Management Investment Advisers, LLC

Variable Portfolio – Moderate Portfolio (Class 2)	Y	N	Seeks high level of total return that is consistent with a moderate level of risk. This is a “fund of funds” and seeks to achieve its objective by investing in a combination of underlying funds. The fund invests primarily in a balance of underlying funds that invest in fixed income securities and underlying funds that invest in equity securities.	Columbia Management Investment Advisers, LLC

Variable Portfolio – Moderate Portfolio (Class 4)	Y	N	Seeks high level of total return that is consistent with a moderate level of risk. This is a “fund of funds” and seeks to achieve its objective by investing in a combination of underlying funds. The fund invests primarily in a balance of underlying funds that invest in fixed income securities and underlying funds that invest in equity securities.	Columbia Management Investment Advisers, LLC

Variable Portfolio – Moderately Aggressive Portfolio (Class 2)	Y	N	Seeks high level of total return that is consistent with a moderately aggressive level of risk. This is a “fund of funds” and seeks to achieve its objective by investing in a combination of underlying funds. The fund invests primarily in underlying funds that invest in equity securities and also invests a moderate amount in underlying funds that invest in fixed income securities.	Columbia Management Investment Advisers, LLC

 30  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS

	Available	Available
	under	under
	contracts	contracts
	with	with
	applications	applications
	signed	signed
	on or after	prior to
Investing In	May 1, 2007	May 1, 2007	Investment Objective and Policies	Investment Adviser
Variable Portfolio – Moderately Aggressive Portfolio (Class 4)	Y	N	Seeks high level of total return that is consistent with a moderately aggressive level of risk. This is a “fund of funds” and seeks to achieve its objective by investing in a combination of underlying funds. The fund invests primarily in underlying funds that invest in equity securities and also invests a moderate amount in underlying funds that invest in fixed income securities.	Columbia Management Investment Advisers, LLC

Variable Portfolio – Moderately Conservative Portfolio (Class 2)	Y	N	Seeks high level of total return that is consistent with a moderately conservative level of risk. This is a “fund of funds” and seeks to achieve its objective by investing in a combination of underlying funds. The fund invests primarily in underlying funds that invest in fixed income securities and also invests a moderate amount in underlying funds that invest in equity securities.	Columbia Management Investment Advisers, LLC

Variable Portfolio – Moderately Conservative Portfolio (Class 4)	Y	N	Seeks high level of total return that is consistent with a moderately conservative level of risk. This is a “fund of funds” and seeks to achieve its objective by investing in a combination of underlying funds. The fund invests primarily in underlying funds that invest in fixed income securities and also invests a moderate amount in underlying funds that invest in equity securities.	Columbia Management Investment Advisers, LLC

Variable Portfolio – Partners Small Cap Value Fund (Class 3)	Y	Y	Seeks long-term capital appreciation.	Columbia Management Investment Advisers, LLC, adviser; Barrow, Hanley, Mewhinney & Strauss, Inc., Denver Investment Advisors LLC, Donald Smith & Co., Inc., River Road Asset Management, LLC and Turner Investment Partners, Inc., subadvisers.

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS 31

	Available	Available
	under	under
	contracts	contracts
	with	with
	applications	applications
	signed	signed
	on or after	prior to
Investing In	May 1, 2007	May 1, 2007	Investment Objective and Policies	Investment Adviser
Variable Portfolio – Sit Dividend Growth Fund (Class 3) (previously Variable Portfolio – Davis New York Venture Fund (Class 3))	Y	Y	Seeks long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; Sit Investment Associates, Inc., subadviser.

Variable Portfolio – Victory Established Value Fund (Class 3) (previously Variable Portfolio – Goldman Sachs Mid Cap Value Fund (Class 3))	Y	Y	Seeks long-term growth of capital.	Columbia Management Investment Advisers, LLC, adviser; Victory Capital Management, Inc., subadviser.

Wanger International	Y	Y	Seeks long-term capital appreciation.	Columbia Wanger Asset Management, LLC

Wanger USA	Y	Y	Seeks long-term capital appreciation.	Columbia Wanger Asset Management, LLC

The Fixed Account

Amounts allocated to the fixed account become part of our general account. For the Current Contract, the fixed account includes the regular fixed account and the Special DCA fixed account. For the Original Contract, the fixed account includes the one-year fixed account and the DCA fixed account. We credit interest on amounts you allocate to the fixed account at rates we determine from time to time in our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns we earn on our general account investments, the rates currently in effect for new and existing RiverSource Life of NY annuities, product design, competition, and RiverSource Life of NY’s revenues and expenses. The guaranteed minimum interest rate on amounts invested in the fixed account may vary by state but will not be lower than state law allows. We back the principal and interest guarantees relating to the fixed account. These guarantees are based on the continued claims-paying ability of RiverSource Life of NY. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay our obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.

The fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the fixed account, however, disclosures regarding the fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Current Contract:
(applications signed on or after July 19, 2010)

THE REGULAR FIXED ACCOUNT
Unless the PN program we offer is in effect, you may allocate purchase payments or transfer contract value to the regular fixed account. The value of the regular fixed account increases as we credit interest to the regular fixed account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment or transfer to the regular fixed account is guaranteed for one year. Thereafter, we will change the rates from time to time at our discretion, but your interest rate for each purchase payment

 32  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS

or transfer will never change more frequently than annually. There are restrictions on transfers from this account and may be restrictions on the amount you can allocate to this account (see “Making the Most of Your Contract — Transfer policies”).

THE SPECIAL DCA FIXED ACCOUNT
You may allocate purchase payments to the Special DCA fixed account. You may not transfer contract value to the Special DCA fixed account.

You may allocate your entire initial purchase payment to the Special DCA fixed account for a term of six or twelve months. We reserve the right to offer shorter or longer terms for the Special DCA fixed account.

In accordance with your investment instructions, we transfer a pro rata amount from the Special DCA fixed account to the subaccounts or PN program investment option you select monthly so that, at the end of the Special DCA fixed account term, the balance of the Special DCA fixed account is zero. The first Special DCA monthly transfer occurs one day after we receive your payment. You may not use the regular fixed account as a destination for the Special DCA monthly transfer.

The value of the Special DCA fixed account increases when we credit interest to the Special DCA fixed account, and decreases when we make monthly transfers from the Special DCA fixed account. When you allocate a purchase payment to the Special DCA fixed account, the interest rates applicable to that purchase payment will be the rates in effect for the Special DCA fixed account term you choose on the date we receive your purchase payment. The applicable interest rate is guaranteed for the length of the term for the Special DCA fixed account term you choose. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. We credit interest only on the declining balance of the Special DCA fixed account; we do not credit interest on amounts that have been transferred from the Special DCA fixed account. As a result, the net effective interest rates we credit will be less than the declared annual effective rates. Generally, we will credit the Special DCA fixed account with interest at the same annual effective rate we apply to the regular fixed account on the date we receive your purchase payment, regardless of the length of the term you select. From time to time, we may credit interest to the Special DCA fixed account at promotional rates that are higher than those we credit to the regular fixed account. We reserve the right to declare different annual effective rates:

•	for the Special DCA fixed account and the regular fixed account; and

•	for the Special DCA fixed accounts with terms of differing length.

Alternatively, you may allocate your initial purchase payment to any combination of the following which equals one hundred percent of the amount you invest:

•	the Special DCA fixed account for a six month term;

•	the Special DCA fixed account for a twelve month term;

•	the PN program investment option in effect;

•	if no PN program investment option is in effect, to the regular fixed account and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the regular fixed account.

Once you establish a Special DCA fixed account, you cannot allocate additional purchase payments to it. However, you may establish another Special DCA fixed account and allocate new purchase payments to it.

If you participate in the PN program, and you change to a different PN program investment option while a Special DCA fixed account term is in progress, we will allocate transfers from the Special DCA fixed account to your newly-elected PN program investment option.

If your contract permits, and you discontinue your participation in a PN program investment option while a Special DCA fixed account term is in progress, we will allocate transfers from your Special DCA fixed account for the remainder of the term to the subaccounts in accordance with your current Special DCA fixed account allocation instructions. If your current Special DCA fixed account allocation instructions include a fund to which allocations are restricted and you do not provide new instructions, we will transfer prorated amounts to the valid portion of your allocation instruction.

You may discontinue any Special DCA fixed account before the end of its term by giving us notice. If you do so, we will transfer the remaining balance of the Special DCA fixed account to the PN program investment option in effect, or if no PN program investment option is in effect, in accordance with your investment instructions to us to the regular fixed account and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the regular fixed account, including but not limited to, any limitations described in this prospectus on transfers (see “Transfer policies”).

Dollar-cost averaging from the Special DCA fixed account does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. For a discussion of how dollar-cost averaging works, see “Making the Most of your Contract — Automated Dollar-Cost Averaging.”

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS 33

Original Contract:

(applications signed prior to July 19, 2010)

ONE-YEAR FIXED ACCOUNT
Unless the PN program we offer is in effect, you may allocate purchase payments or transfer contract value to the one-year fixed account. The value of the one-year fixed account increases as we credit interest to the one-year fixed account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. We credit the one-year fixed account with the current guaranteed annual rate that is in effect on the date we receive your purchase payment or you transfer contract value to the one-year fixed account. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. There are restrictions on the amount you can allocate to the one-year fixed account as well as on transfers from this account (see “Making the Most of Your Contract — Transfer policies”).

DCA FIXED ACCOUNT
You may allocate purchase payments to the DCA fixed account. You may not transfer contract value to the DCA fixed account.

You may allocate your entire initial purchase payment to the DCA fixed account for a term of six or twelve months. We reserve the right to offer shorter or longer terms for the DCA fixed account.

In accordance with your investment instructions, we transfer a pro rata amount from the DCA fixed account to your investment allocations monthly so that, at the end of the DCA fixed account term, the balance of the DCA fixed account is zero. The first DCA monthly transfer occurs one day after we receive your payment.

The value of the DCA fixed account increases when we credit interest to the DCA fixed account, and decreases when we make monthly transfers from the DCA fixed account. When you allocate a purchase payment to the DCA fixed account, the interest rates applicable to that purchase payment will be the rates in effect for the DCA fixed account term you choose on the date we receive your purchase payment. The applicable interest rate is guaranteed for the length of the term for the DCA fixed account term you choose. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. We credit interest only on the declining balance of the DCA fixed account; we do not credit interest on amounts that have been transferred from the DCA fixed account. As a result, the net effective interest rates we credit will be less than the declared annual effective rates. Generally, we will credit the DCA fixed account with interest at the same annual effective rate we apply to the one-year fixed account on the date we receive your purchase payment, regardless of the length of the term you select. From time to time, we may credit interest to the DCA fixed account at promotional rates that are higher than those we credit to the one-year fixed account. We reserve the right to declare different annual effective rates:

•	for the DCA fixed account and the one-year fixed account;

•	for the DCA fixed accounts with terms of differing length;

•	for amounts in the DCA fixed account that are transferred to the one-year fixed account; and

•	for amounts in the DCA fixed account that are transferred to the subaccounts.

Alternatively, you may allocate your initial purchase payment to any combination of the following which equals one hundred percent of the amount you invest:

•	the DCA fixed account for a six month term;

•	the DCA fixed account for a twelve month term;

•	the PN program investment option in effect;

•	if no PN program investment option is in effect, to the one-year fixed account and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account.

If you make a purchase payment while a DCA fixed account term is in progress, you may allocate your purchase payment among the following:

•	to the DCA fixed account term(s) then in effect. Amounts you allocate to an existing DCA fixed account term will be transferred out of the DCA fixed account over the remainder of the term. For example, if you allocate a new purchase payment to an existing DCA fixed account term of six months when only two months remains in the six month term, the amount you allocate will be transferred out of the DCA fixed account over the remaining two months of the term;

•	to the PN program investment option then in effect;

•	if no PN program investment option is in effect, then to the one-year fixed account and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account.

 34  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS

If no DCA fixed account term is in progress when you make an additional purchase payment, you may allocate it according to the rules above for the allocation of your initial purchase payment.

If you participate in the PN program and you change to a different PN program investment option while a DCA fixed account term is in progress, we will allocate transfers from the DCA fixed account to your newly-elected PN program investment option.

If your contract permits, and you discontinue your participation in a PN program investment option while a DCA fixed account term is in progress, we will allocate transfers from the DCA fixed account for the remainder of the term in accordance with your investment instructions to us to the one-year fixed account and the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account, including but not limited to, any limitations described in this prospectus on transfers (see “Transfer policies”).

You may discontinue any DCA fixed account before the end of its term by giving us notice. If you do so, we will transfer the remaining balance of the DCA fixed account whose term you are ending to the PN program investment option in effect, or if no PN program investment option is in effect, in accordance with your investment instructions to us to the one-year fixed account and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account, including but not limited to, any limitations described in this prospectus on transfers (see “Transfer policies”).

Dollar-cost averaging from the DCA fixed account does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. For a discussion of how dollar-cost averaging works, see “Making the Most of your Contract — Automated Dollar-Cost Averaging.”

Buying Your Contract

New contracts are not currently being offered. We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable. As the owner, you have all rights and may receive all benefits under the contract. You may select a qualified or nonqualified annuity. Generally, you can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. For the Current Contract, you can buy a contract if you are 85 or younger. For the Original Contract, you can buy a contract if you and the annuitant are age 85 or younger.

When you applied, you could have selected:

Current Contract:

(applications signed on or after July 19, 2010)

•	the regular fixed account, the Special DCA fixed account and/or subaccounts in which you want to invest;

•	how you want to make purchase payments;

•	a beneficiary;

•	the length of the surrender charge period (five, seven or ten years);

•	the optional PN program; and

•	the following optional death benefit rider:

–  MAV Death Benefit.

In addition, you could have also selected one of the following optional living benefits (both require the use of the PN program):

•	SecureSource Stages NY rider; or

•	Accumulation Protector Benefit rider.

The Current Contract provides for allocation of purchase payments to the regular fixed account, the Special DCA fixed account and/or the subaccounts of the variable account. We currently allow you to allocate the total amount of purchase payment to the regular fixed account. We reserve the right to limit purchase payment allocations to the regular fixed account at any time on a non-discriminatory basis with 30 days written notice if the interest rate we are then currently crediting to the regular fixed account is equal to the minimum interest rate stated in the contract. You cannot allocate purchase payments to the fixed account for six months following a partial surrender from the fixed account, a lump sum transfer from the regular fixed account, or termination of automated transfers from the Special DCA fixed account prior to the end of the Special DCA fixed account term.

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS 35

Original Contract:

(applications signed prior to July 19, 2010)

•	the one-year fixed account, the DCA fixed account and/or subaccounts in which you want to invest;

•	how you want to make purchase payments;

•	a beneficiary;

•	the length of the surrender charge period (five, seven or ten years);

•	the optional PN program; and

•	one of the following optional death benefits:

– ROP Death Benefit; or

– the optional MAV Death Benefit.

In addition, you could have also selected one of the following optional living benefit (all require the use of the PN program):

•	SecureSource rider;

•	Accumulation Protector Benefit rider;

•	Guarantor Withdrawal Benefit for Life rider;

•	Guarantor Withdrawal Benefit rider;

•	Income Assurer Benefit – MAV rider;

•	Income Assurer Benefit – 5% Accumulation Benefit Base rider; or

•	Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base rider.

The Original Contract provides for allocation of purchase payments to the one-year fixed account, the DCA fixed account and/or to the subaccounts of the variable account in even 1% increments. The amount of any purchase payment allocated to the one-year fixed account in total cannot exceed 30% of the purchase payment. More than 30% of a purchase payment may be so allocated if you establish an automated dollar-cost averaging arrangement with respect to the purchase payment according to procedures currently in effect. We reserve the right to further limit purchase payment allocations to the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.

For both the Current Contract and the Original Contract:
We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our corporate office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our corporate office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.

For the Current Contract, you may make monthly payments to your contract under a Systematic Investment Plan (SIP). You must make an initial purchase payment of $10,000. Then, to begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

You may make additional purchase payments to nonqualified and qualified annuities until the annuitization start date.

THE ANNUITIZATION START DATE
Current Contract:
Annuity payouts begin on the annuitization start date. This means that the contract will be annuitized or converted to a stream of monthly payments. If your contract is annuitized, the contract goes into payout and only the annuity payout provisions continue. Unless annuity payout Plan E is selected, you will no longer have access to your contract value. This means that the death benefit and any optional benefits you have elected will end. When we process your application, we will establish the annuitization start date to be the maximum age (or contract anniversary if applicable). You also can change the annuitization start date, provided you send us written instructions at least 30 days before annuity payouts begin.

The annuitization start date must be:

•	no earlier than 13 months after the contract’s effective date; and no later than

•	the owner’s 95th birthday or the tenth contract anniversary, if later,

•	or such other date as agreed to by us.

 36  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS

Six months prior to your annuitization start date, we will contact you with your options including the option to postpone your annuitization start date to a future date. You can also choose to delay the annuitization of your contract beyond age 95 indefinitely, to the extent allowed by applicable tax laws.

If you do not make an election, annuity payouts using the contract’s default option of annuity payout Plan B — Life with 10 years certain will begin on the annuitization start date and your monthly annuity payments will continue for as long as the annuitant lives. If the annuitant does not survive 10 years, beneficiaries will continue to receive payments until 10 years of payments have been made. Some distributors require annuitization by age 95. In that case, the option to continue to defer the annuitization start date after age 95 is not available.

If you own a qualified annuity (for example, an IRA) and tax laws require that you take distributions from your annuity prior to your new annuitization start date, your contract will not be automatically annuitized. However, if you choose, you can elect to request annuitization or take surrenders to meet your required minimum distributions.

Please see “SecureSource Stages NY — Other Provisions” section regarding options under this rider at the annuitization start date.

Original Contract:
Annuity payouts begin on the annuitization start date. This means that the contract will be annuitized or converted to a stream of monthly payments and you will receive the first payment on the annuitization start date. The first annuity payment will be made as provided by the annuity payment plan you select. When we process your application, we will establish the annuitization start date to be the maximum age (or contract anniversary if applicable). You also can change the annuitization start date, provided you send us written instructions at least 30 days before annuity payouts begin. The annuitization start date may not be earlier than 13 months after the effective contract date.

The annuitization start date must be:

•	the annuitant’s 90th(1) birthday or the tenth contract anniversary, if purchased after age 80(1),

•	or such other date as agreed upon by us.

Prior to your annuitization start date, we will contact you with your options. If you do not make an election, your annuitization start date will be deferred.

For qualified annuities except Roth IRAs, to comply with IRS regulations, the retirement date generally must be:

•	for IRAs by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

•	for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age 70 1/2).

If you satisfy your required minimum distributions in the form of partial withdrawals from your contract, annuity payouts can start as late as the annuitant’s 90th(1)birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.

Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for this contract.

(1)	Applies to contracts with applications signed on or after June 19, 2006. For all other contracts, the annuitization start date must be no later than the annuitant’s 85th birthday or the tenth contract anniversary, if purchased after age 75.

BENEFICIARY
We will pay to your named beneficiary the death benefit if it becomes payable while the contract is in force and before the annuitization start date. If there is more than one beneficiary, we will pay each beneficiary’s designated share when we receive their completed claim. A beneficiary will bear the investment risk of the variable account until we receive the beneficiary’s completed claim. If there is no named beneficiary, the default provisions of your contract will apply. (See “Benefits in Case of Death” for more about beneficiaries.)

If you select one of the SecureSource series – Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse cannot utilize the spousal continuation provision of the contract when the death benefit is payable.

PURCHASE PAYMENTS
Purchase payment amounts and purchase payment timing may be limited under the terms of your contract.

If we do not receive your initial purchase payment within 180 days from the application signed date, we will consider your contract void from the start.

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS 37

Minimum initial purchase payment
$10,000

Minimum additional purchase payments
$50 for SIPs

$100 for all other payment types

Maximum total purchase payments (without corporate office approval)

•	Current Contract:
  (applications signed on or after July 19, 2010)

Maximum total purchase payments* based on your age on the effective date of the payment:

For the first year and total:
through age 85	$1,000,000
age 86 or older	$0

For each subsequent year:
through age 85	$100,000
age 86 or older	$0

• Original Contract:
  (applications signed prior to July 19, 2010)

Maximum total purchase payments*
  $1,000,000

*	These limits apply in total to all RiverSource Life of NY annuities you own unless a higher maximum applies to your contract. We reserve the right to waive or increase the maximum limit. For qualified annuities, the Code’s limits on annual contributions also apply. Additional purchase payments for inherited IRA contracts cannot be made unless the payment is IRA money inherited from the same decedent.

Additional purchase payments restriction for contracts with living benefit riders

•	SecureSource Stages NY

The riders prohibit additional purchase payments while the rider is effective, if (1) you decline a rider fee increase, or (2) the Annual Lifetime Payment (ALP) is established and your contract value on an anniversary is less than four times the ALP.

The riders prohibit additional purchase payments unless: (1) the payment is received at time of application or within 90 days thereafter, or (2) for qualified annuities where additional purchase payments are allowed in any contract year up to the maximum permissible annual contribution described by the Code, until total additional purchase payments are $100,000. We are waiving the $100,000 total additional purchase payment restriction until further notice.

•	SecureSource riders

Effective Jan. 26, 2009, after initial purchase payments are received, limited additional purchase payments are allowed for the contracts with the SecureSource riders. Initial purchase payments are: 1) payments received with the application, and 2) Tax Free Exchanges, rollovers, and transfers listed on the annuity application, paper work initiated within 30 days from the application signed date and received within 180 days from the application signed date.

•	Accumulation Protector Benefit rider

Additional purchase payments for contracts with the Accumulation Protector Benefit rider are not allowed during the waiting period except for the first 180 days (1) immediately following the effective date and (2) for the Current Contract, following the last contract anniversary for each elective step up.

Additional purchase payments to your variable annuity contract with a SecureSource rider, Guarantor Withdrawal Benefit for Life rider, or Guarantor Withdrawal Benefit rider will be limited to $100,000 for the life of your contract.

 38  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS

HOW TO MAKE PURCHASE PAYMENTS

 1 By letter

Send your check along with your name and contract number to:

Regular Mail:

RiverSource Life Insurance Co. of New York
20 Madison Avenue Extension
P.O. Box 5555
Albany, NY 12205-0555

Express Mail:

RiverSource Life Insurance Co. of New York
20 Madison Avenue Extension
Albany, NY 12203

 2 By SIP

Contact your investment professional to complete the necessary SIP paperwork.

PURCHASE PAYMENT CREDITS
As of June 19, 2006, we no longer offer purchase payment credits. Purchase payment credits were available if you purchased a contract with the seven-year surrender charge schedule with an application signed date before June 19, 2006.

See Appendix G for a description of the purchase payment credits that apply to your policy.

LIMITATIONS ON USE OF CONTRACT
If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner’s access to contract values or to satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, surrenders or death benefits until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.

Charges

ALL CONTRACTS

CONTRACT ADMINISTRATIVE CHARGE
We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary or, if earlier, when the contract is fully surrendered. We prorate this charge among the fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.(1) For the Current Contract, we reserve the right to increase this charge after the first contract anniversary to a maximum of $50.

(1)	For contracts with applications signed prior to Aug. 6, 2007, any amount deducted from the fixed account will be limited to (1) the amount of interest credited in excess of the guaranteed minimum interest rate; plus (2) any amounts allocated or transferred to the fixed account in the contract year. In no instance will the charge from the fixed account exceed $30 in any contract year.

We will waive this charge when your contract value is $50,000 or more on the current contract anniversary. For the Current Contract, we reserve the right to charge up to $20 after the first contract anniversary for contracts with contract value of $50,000 or more.

If you take a full surrender from your contract, we will deduct the charge at the time of surrender regardless of the contract value. We cannot increase the annual contract administrative charge for the Original Contract. This charge does not apply to amounts applied to an annuity payment plan or to the death benefit.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE
We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS 39

MORTALITY AND EXPENSE RISK FEE
We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. These fees do not apply to the fixed account. We cannot increase these fees.

For the Current Contract (applications signed on or after July 19, 2010), the mortality and expense risk fee you pay is based on the death benefit guarantee in effect and the surrender charge schedule that applies to your contract.

Mortality and
Ten-year surrender charge schedule	expense risk fee

CV Death Benefit*	0.85%

ROPP Death Benefit	0.85

MAV Death Benefit	1.10

Mortality and
Seven-year surrender charge	expense risk fee

CV Death Benefit*	1.05%

ROPP Death Benefit	1.05

MAV Death Benefit	1.30

Mortality and
Five-year surrender charge schedule	expense risk fee

CV Death Benefit*	1.40%

ROPP Death Benefit	1.40

MAV Death Benefit	1.65

*	CV Death Benefit is available only after an ownership change or spousal continuation if any owner or spouse who continues the contract is over age 85 and therefore cannot qualify for the ROPP death benefit.

For the Original Contract (applications signed prior to July 19, 2010), the mortality and expense risk fee you pay is based on the death benefit guarantee you select, whether the contract is a qualified annuity or a nonqualified annuity and the surrender charge schedule that applies to your contract.

Seven-year surrender charge schedule for contracts with applications signed
on or after June 19, 2006	Qualified annuities	Nonqualified annuities

ROP Death Benefit	0.90%	1.05%

MAV Death Benefit	1.10	1.25

Seven-year surrender charge schedule for all other contracts

ROP Death Benefit	1.00%	1.15%

MAV Death Benefit	1.20	1.35

Five-year surrender charge schedule

ROP Death Benefit	1.20%	1.35%

MAV Death Benefit	1.40	1.55

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.

Expense risk arises because we cannot increase the contract administrative charge for the Original Contract, we are limited on how much we can increase the contract administrative charge for the Current Contract, and we cannot increase the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

•	first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

•	then, if necessary, the funds redeem shares to cover any remaining fees payable.

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We may use any profits we realize from the subaccounts’ payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the surrender charge will cover sales and distribution expenses.

SURRENDER CHARGE
If you surrender all or part of your contract value before the annuitization start date, we may deduct a surrender charge. As described below, a surrender charge applies to each purchase payment you make. For the Current Contract, the surrender charge lasts for 10 years, 7 years or 5 years from our receipt of each purchase payment, depending on which surrender charge schedule you select when you purchase the contract (see “Expense Summary”). For the Original Contract, the surrender charge lasts for 7 years or 5 years from our receipt of each purchase payment, depending on which surrender charge schedule you select when you purchase the contract (see “Expense Summary”). The surrender charge percentages that apply to you are shown in your contract.

If you are buying a new contract as an inherited IRA, please consider carefully your surrender charge selection. Surrender charges for an inherited IRA are only waived for lifetime RMD amounts, not for a 5 year distribution.

You may surrender an amount during any contract year without a surrender charge. We call this amount the total free amount (FA for the Current Contract, TFA for the Original Contract). Throughout this prospectus when we use the acronym FA, it includes TFA. The FA varies depending on whether your contract includes one of the SecureSource series of riders, the Guarantor Withdrawal Benefit for Life rider or the Guarantor Withdrawal Benefit rider:

Current Contract without SecureSource Stages NY rider

The FA is the greater of:

•	10% of the contract value on the prior contract anniversary, less any prior surrenders taken in the current contract year; or

•	current contract earnings.

During the first contract year, the FA is the greater of:

•	10% of all purchase payments applied prior to your surrender request, less any amounts surrendered prior to your surrender request that represent the FA; or

•	current contract earnings.

Original Contract without SecureSource rider, Guarantor Withdrawal Benefit for Life rider or Guarantor Withdrawal Benefit rider

The FA is the greater of:

•	10% of the contract value on the prior contract anniversary(1), less any prior surrenders taken in the current contract year; or

•	current contract earnings.

Current Contract with SecureSource Stages NY rider

The FA is the greatest of:

•	10% of the contract value on the prior contract anniversary less any prior surrenders taken in the current contract year;

•	current contract earnings; or

•	the Remaining Annual Lifetime Payment

During the first contract year, the FA is the greatest of:

•	10% of all purchase payments applied prior to your surrender request, less any amounts surrendered prior to your surrender request that represent the FA; or

•	current contract earnings; or

•	the Remaining Annual Lifetime Payment.

Original Contract with SecureSource rider or Guarantor Withdrawal Benefit for Life rider

The FA is the greatest of:

•	10% of the contract value on the prior contract anniversary(1), less any prior surrenders taken in the current contract year;

•	current contract earnings; or

•	the greater of the Remaining Benefit Payment or the Remaining Annual Lifetime Payment.

Original Contract with Guarantor Withdrawal Benefit rider

The FA is the greatest of:

•	10% of the contract value on the prior contract anniversary(1), less any prior surrenders taken in the current contract year;

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS 41

•	current contract earnings; or

•	the Remaining Benefit Payment.

(1)	We consider your initial purchase payment and any purchase payment credit to be the prior contract anniversary’s contract value during the first contract year.

Amounts surrendered in excess of the FA may be subject to a surrender charge as described below.

A surrender charge will apply if the amount you surrender includes any of your prior purchase payments that are still within their surrender charge schedule. To determine whether your surrender includes any of your prior purchase payments that are still within their surrender charge schedule, we surrender amounts from your contract in the following order:

1.	First, we surrender the FA. Contract earnings are surrendered first, followed by purchase payments. We do not assess a surrender charge on the FA. We surrender payments that are considered part of the FA on a first-in, first-out (FIFO) basis for the Current Contract, and last-in, first-out (LIFO) basis for the Original Contract.

2.	Next, we surrender purchase payments received that are beyond the surrender charge period shown in your contract. We surrender these payments on a FIFO basis. We do not assess a surrender charge on these payments.

3.	Finally, we surrender any additional purchase payments received that are still within the surrender charge period shown in your contract. We surrender these payments on a FIFO basis. We do assess a surrender charge on these payments.

The amount of purchase payments surrendered is calculated using a prorated formula based on the percentage of contract value being surrendered. As a result, the amount of purchase payments surrendered may be greater than the amount of contract value surrendered.

We determine your surrender charge by multiplying each of your payments surrendered which could be subject to a surrender charge by the applicable surrender charge percentage (see “Expense Summary”), and then adding the total surrender charges.

For a partial surrender, we will determine the amount of contract value that needs to be surrendered, which after any surrender charge, will equal the amount you request.

Example: Each time you make a purchase payment under the contract, a surrender charge schedule attaches to that purchase payment. The surrender charge percentage for each purchase payment declines according to the surrender charge schedule shown in your contract. (The surrender charge percentages for the 10-Year, 7-Year and 5-Year surrender charge schedule are shown in a table in the “Expense Summary”.) For example, if you select the 7-Year surrender charge schedule, during the first two years after a purchase payment is made, the surrender charge percentage attached to that payment is 8%. The surrender charge percentage for that payment during the seventh year after it is made is 3%. At the beginning of the eighth year after that purchase payment is made, and thereafter, there is no longer a surrender charge as to that payment.

For an example, see Appendix A.

Waiver of surrender charges
We do not assess surrender charges for:

•	surrenders each year that represent the total free amount for that year;

•	required minimum distributions from a qualified annuity to the extent that they exceed the free amount. The amount on which surrender charges are waived can be no greater than the RMD amount calculated under your specific contract currently in force. Surrender charges for an inherited IRA are only waived for lifetime RMD amounts, not for a 5 year distribution;

•	amounts applied to an annuity payment plan (Exception: As described below, if you select annuity payout Plan E, and choose later to surrender the value of your remaining annuity payments, we will assess a surrender charge.)

•	surrenders made as a result of one of the “Contingent events” described below to the extent permitted by state law (see your contract for additional conditions and restrictions). For the Current Contract, waiver of surrender charges for Contingent events will not apply to Tax Free Exchanges, rollovers and transfers to another annuity contract;

•	amounts we refund to you during the free look period;* and

•	death benefits.

*	However, we will reverse certain purchase payment credits. (See “Appendix H — Purchase Payment Credits for Eligible Contracts.”)

Current Contract:

Contingent events

•	Surrenders you make if you are confined to a hospital or nursing home and have been for the prior 60 days or confinement began within 30 days following a 60 day confinement period. Such confinement must begin after the contract issue date. Your contract will include this provision when you are under age 76 at contract issue. You must provide us with a letter

 42  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS

containing proof satisfactory to us of the confinement as of the date you request the surrender. We must receive your surrender request no later than 91 days after your release from the hospital or nursing home. The amount surrendered must be paid directly to you.

•	Surrenders you make if you are disabled with a medical condition and are diagnosed in the second or later contract years with reasonable medical certainty, that the disability will result in death within 12 months or less from the date of the diagnosis. You must provide us with a licensed physician’s statement containing the terminal illness diagnosis, the expected date of death and the date the terminal illness was initially diagnosed. The amount surrendered must be paid directly to you.

Original Contract:

Contingent events

•	Surrenders you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the surrender.

•	Surrenders you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the diagnosis. You must provide us with a licensed physician’s statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.

Both Contracts:
Surrender charge under Annuity Payout Plan E — Payouts for a specified period: If you are receiving variable annuity payments under this annuity payout plan, you can choose to take a surrender. The amount that you can surrender is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% for the assumed investment return of 3.5% and 6.67% for the assumed investment return of 5.0%. The surrender charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate. (See “Charges — Surrender Charge” and “The Annuity Payout Period — Annuity Payout Plans.”)

Possible group reductions: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and surrender charges. However, we expect this to occur infrequently.

FUND FEES AND EXPENSES
There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See “Annual Operating Expenses of the Funds.”)

OPTIONAL LIVING BENEFIT CHARGES

SECURESOURCE STAGES NY RIDER FEE
We deduct an annual charge for this optional feature only if you select it. If selected, we deduct a current annual charge of 1.00% for SecureSource Stages NY — Single Life rider or SecureSource Stages NY — Single Life rider.

The charge is based on the greater of the benefit base (BB) or the anniversary contract value, but not more than the maximum BB of $10,000,000.

We deduct the charge from your contract value on your contract anniversary. We prorate this charge among the variable subaccounts but not the fixed account in the same proportion as your interest in each bears to your total variable account contract value.

Once you elect the SecureSource Stages NY rider, you may not cancel it (except as described below), and the charge will continue to be deducted until the contract or rider is terminated, or the contract value reduces to zero. If the contract or rider is terminated for any reason, we will deduct the charge adjusted for the number of calendar days coverage was in place since we last deducted the charge.

Currently the SecureSource Stages NY rider fee does not vary with the PN program investment options selected; however, we reserve the right to vary the rider fee for each investment option. The SecureSource Stages NY – Single Life and SecureSource Stages NY – Joint Life rider fee will not exceed a maximum charge of 1.75%.

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The following describes how your annual rider fee may increase:

•	We may increase the annual rider fee at our discretion and on a nondiscriminatory basis. Your annual rider fee will increase if we declare an increase to the fee with written notice 30 days in advance except as described below. The new fee will be in effect on the date we declare in the written notice.

(A)	You can decline this increase and therefore all future fee increases if we receive your written request prior to the date of the fee increase, in which case you permanently relinquish:

(i)	all future annual step-ups, and for the Joint Life rider, spousal continuation step-ups,

(ii)	any ability to make additional purchase payments,

(iii)	any future rider credits, and the credit base (CB) will be permanently reset to zero,

(iv)	any increase to the lifetime payment percentage due to changing age bands on subsequent birthdays and rider anniversaries, and

(v)	the ability to change your investment option to one that is more aggressive than your current investment option. Any change to a less aggressive investment option will further limit the investment options available to the then current and less aggressive investment options.

(B)	You can terminate this rider if your annual rider fee after any increase is more than 0.25 percentage points higher than your fee before the increase and if we receive your written request to terminate the rider prior to the date of the fee increase.

•	Your annual rider fee may increase if you elect to change to a more aggressive PN program investment option than your current investment option and if the new investment option has a higher current annual rider fee. The annual rider fees associated with the available investment option may change at our discretion, however these changes will not apply to this rider unless you change your current investment option to a more aggressive one. The new fee will be in effect on the valuation date we receive your written request to change your investment option. You cannot decline this type of fee increase. To avoid it, you must stay in the same investment option or move to a less aggressive one. Also, this type of fee increase does not allow you to terminate the rider.

If your annual rider fee increases, on the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different fees that were in effect that year, adjusted for the number of calendar days each fee was in effect.

The charge does not apply after the annuitization start date.

ACCUMULATION PROTECTOR BENEFIT RIDER FEE
We deduct an annual charge of 1.50%(1) of the greater of your contract value or the minimum contract accumulation value on your contract anniversary for this optional benefit only if you select it. A request for an elective step up or the elective spousal continuation step up received on or after Oct. 20, 2012 for the Current Contract and on or after April 29, 2013 for the Original Contract, will increase the rider fee to 1.75% and the new rate will be charged for the entire contract year. We deduct the charge from the contract value on the contract anniversary. For contract applications signed on or after July 19, 2010, we prorate this charge among the variable subaccounts but not the fixed account in the same proportion as your interest in each bears to your total variable account contract value. For contract applications signed prior to July 19, 2010, we prorate this charge among, the one-year fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. However, any amount deducted from the fixed account will be limited to (1) the amount of interest credited in excess of the guaranteed minimum interest rate; plus (2) any amounts allocated or transferred to the fixed account in that contract year.

Once you elect the Accumulation Protector Benefit rider, you may not cancel it and the charge will continue to be deducted until the end of the waiting period. If the contract or rider is terminated for any reason, we will deduct the charge, adjusted for the number of calendar days coverage was in place since we last deducted the charge.

Currently, the Accumulation Protector Benefit rider fee does not vary with the PN program investment option selected; however, we reserve the right to vary the rider fee for each PN program investment option. The Accumulation Protector Benefit rider fee will not exceed a maximum of 1.75%.

We will not change the Accumulation Protector Benefit rider fee in effect on your contract after the rider effective date unless:

(a)	you choose the annual elective step up or elective spousal continuation step up after we have exercised our rights to increase the rider fee; or

(b)	you change your PN program investment option after we have exercised our rights to increase the rider fee or vary the rider fee for each PN program investment option.

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If you change your PN program investment option after we have exercised our rights to increase the rider fee as described above, you will pay the fee that is in effect on the valuation date we receive your written request to step up or change your investment option. Currently, we waive our right to increase the rider fee if you change your PN program investment option.

The fee does not apply after the annuitization start date.

(1)	For contract applications signed prior to Oct. 4, 2010 and for elective step ups or the elective spousal continuation step ups received on or after Oct. 20, 2012, the following charges apply:

	Initial annual rider fee	Current rider fee for
	and fee for elective step ups	elective step ups
	before 10/20/12	on or after 10/20/12
	(Current Contract)	(Current Contract)
	and before 4/29/13	and on or after 4/29/13
For applications signed:	(Original Contract)	(Original Contract)

prior to Jan. 26, 2009	0.55%	1.75%

Jan. 26, 2009 – May 31, 2009	0.80%	1.75%

May 3, 2010 – July 18, 2010	0.95%	1.75%

July 19, 2010 – Oct. 3, 2010	1.10%	1.75%

Oct. 4, 2010 through Dec. 31, 2010	1.50%	1.75%

SECURESOURCE RIDER FEE
We deduct an annual charge of 0.90%(1) based on the greater of the contract anniversary value or the total Remaining Benefit Amount (RBA) for this optional feature only if you select it. The rider fee is the same whether you select the SecureSource — Single Life rider or the SecureSource — Joint Life rider.

We deduct the charge from your contract value on your contract anniversary. We prorate this charge among the fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. However, any amount deducted from the fixed account will be limited to (1) the amount of interest credited in excess of the guaranteed minimum interest rate; plus (2) any amounts allocated or transferred to the fixed account in that contract year.

Once you elect a SecureSource rider, you may not cancel it and the charge will continue to be deducted until the contract or rider is terminated, or the contract value reduces to zero. If the contract or rider is terminated for any reason, we will deduct the charge from the proceeds payable, adjusted for the number of calendar days coverage was in place since we last deducted the charge. If the RBA reduces to zero but the contract value has not been depleted, you will continue to be charged.

Currently the SecureSource rider fee does not vary with the PN program investment option selected; however, we reserve the right to vary the rider fee for each PN program investment option. The SecureSource rider fee will not exceed a maximum of 2.00%(1).

We may increase the rider fee at our discretion and on a nondiscriminatory basis.

We will not change the SecureSource rider fee in effect on your contract after the rider effective date unless:

(a)	you choose the annual elective step up or the elective spousal continuation step up after we have exercised our rights to increase the rider fee; or

(b)	you elect to change your PN program investment option after we have exercised our rights to increase the rider fee or vary the rider fee for each PN program investment option.

If you choose the elective step up, the elective spousal continuation step up, change your PN program investment option, after we have exercised our rights to increase the rider fee as described above, you will pay the fee that is in effect on the valuation date we receive your written request to step up or change your PN program investment option. On the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different fees that were in effect that year, adjusted for the number of calendar days each fee was in effect.

The charge does not apply after annuity payouts begin.

(1)	For contract applications signed prior to Jan. 26, 2009, the current fee for Single Life rider and for Joint Life rider is 0.65% and the maximum fee for Single Life rider and for Joint Life rider is 1.50%.

GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER FEE
We deduct an annual charge of 0.65% of the greater of the contract anniversary value or the total Remaining Benefit Amount (RBA) for this optional feature only if you select it. We deduct the charge from your contract value on your contract anniversary. We prorate this charge among the fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. However, any amount deducted from the fixed account will be limited to (1) the

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS 45

amount of interest credited in excess of the guaranteed minimum interest rate; plus (2) any amounts allocated or transferred to the fixed account in that contract year.

Once you elect the Guarantor Withdrawal Benefit for Life rider, you may not cancel it and the charge will continue to be deducted until the contract is terminated, or the contract value reduces to zero. If the contract is terminated for any reason or on the annuitization start date, we will deduct the charge from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the charge. If the RBA goes to zero but the contract value has not been depleted, you will continue to be charged.

Currently the Guarantor Withdrawal Benefit for Life rider fee does not vary with the PN program investment option selected; however, we reserve the right to vary the rider fee for each PN program investment option. The Guarantor Withdrawal Benefit for Life rider fee will not exceed a maximum fee of 1.50%.

We may increase the rider fee at our discretion and on a nondiscriminatory basis.

We will not change the Guarantor Withdrawal Benefit for Life rider fee in effect on your contract after the rider effective date unless:

(a)	you choose the annual elective step up or elective spousal continuation step up after we have exercised our rights to increase the rider fee; or

(b)	you elect to change your PN program investment option after we have exercised our rights to increase the rider fee or vary the rider fee for each PN program investment option.

If you choose the elective step up, the elective spousal continuation step up, or change your PN program investment option after we have exercised our rights to increase the rider fee as described above, you will pay the fee that is in effect on the valuation date we receive your written request to step up or change your PN program investment option. On the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different fees that were in effect that year, adjusted for the number of calendar days each fee was in effect.

The charge does not apply after the annuitization start date.

GUARANTOR WITHDRAWAL BENEFIT RIDER FEE
This fee information applies to both Rider A and Rider B (see Appendix J).

We charge an annual charge of 0.55% of contract value for this optional feature only if you select it. We deduct the charge from your contract value on your contract anniversary. We prorate this charge among the one-year fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. However, any amount deducted from the one-year fixed account will be limited to (1) the amount of interest credited in excess of the guaranteed minimum interest rate; plus (2) any amounts allocated or transferred to the one-year fixed account in that contract year.

Once you elect the Guarantor Withdrawal Benefit rider, you may not cancel it and the charge will continue to be deducted until the contract is terminated, the contract value reduces to zero or annuity payouts begin. If the contract is terminated for any reason or on the annuitization start date, we will deduct the charge from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the charge. If the Remaining Benefit Amount (RBA) goes to zero but the contract value has not been depleted, you will continue to be charged.

Currently the Guarantor Withdrawal Benefit rider fee does not vary with the PN program investment option selected; however, we reserve the right to vary the rider fee for each PN program investment option. The Guarantor Withdrawal Benefit rider fee will not exceed a maximum charge of 1.50%.

We may increase the rider fee at our discretion and on a nondiscriminatory basis.

We will not change the Guarantor Withdrawal Benefit rider fee in effect on your contract after the rider effective date unless:

(a)	you choose the annual elective step up or elective spousal continuation step up under Rider A after we have exercised our rights to increase the rider fee; or

(b)	you elect to change your PN program investment option after we have exercised our rights to increase the rider fee or vary the rider fee for each PN program investment option.

If you choose the annual or spousal continuation elective step up, the elective spousal continuation step up, or change your PN program investment option after we have exercised our rights to increase the rider fee as described above, you will pay the fee that is in effect on the valuation date we receive your written request to step up or change your PN program investment option. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different fees that were in effect that year, adjusted for the number of calendar days each fee was in effect.

The charge does not apply after the annuitization start date.

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INCOME ASSURER BENEFIT RIDER FEE
We deduct a charge for this optional feature only if you select it. We determine the charge by multiplying the guaranteed income benefit base by the charge for the Income Assurer Benefit rider you select. There are three Income Assurer Benefit rider options available under your contract (see “Optional Benefits — Income Assurer Benefit Riders”) and each has a different guaranteed income benefit base calculation. The charge for each Income Assurer Benefit is as follows:

	Maximum	Current

Income Assurer Benefit – MAV	1.50%	0.30%

Income Assurer Benefit – 5% Accumulation Benefit Base	1.75	0.60

Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base	2.00	0.65

We deduct the charge from the contract value on your contract anniversary. We prorate this charge among the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. However, any amount deducted from the one-year fixed account will be limited to (1) the amount of interest credited in excess of the guaranteed minimum interest rate; plus (2) any amounts allocated or transferred to the one-year fixed account in that contract year. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the appropriate Income Assurer Benefit fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee.

Currently the Income Assurer Benefit rider fee does not vary with the PN program investment option selected; however, we reserve the right to increase this fee and/or vary the rider fee for each PN program investment option but not to exceed the maximum fees shown above. We cannot change the Income Assurer Benefit fee after the rider effective date, unless you change your PN program investment option after we have exercised our rights to increase the fee and/or charge a separate fee for each PN program investment option. If you decide to change your PN program investment option after we have exercised our rights to increase the fee, you will pay the fee that is in effect on the valuation date we receive your written request to change your PN program investment option. On the next contract anniversary, we will calculate an average rider charge for the preceding contract year only, that reflects the various different fees that were in effect that year, adjusted for the number of calendar days each fee was in effect. The waiting period for the rider will be restarted if you elect to change your PN program investment option to ones that cause the rider fee to increase more than 0.20 percentage points whenever the remaining waiting period just prior to the change is less than three years (see “Optional Benefits — Income Assurer Benefit Riders”). The charge does not apply after annuity payouts begin or the Income Assurer Benefit terminates.

Valuing Your Investment

We value your accounts as follows:

THE FIXED ACCOUNT
We value the amounts you allocate to the fixed account directly in dollars. The value of the fixed account equals:

•	Current Contract: the sum of your purchase payments allocated to the regular fixed account and the Special DCA fixed account, and transfer amounts to the regular fixed account;

•	Original Contract: the sum of your purchase payments and any purchase payment credits allocated to the one-year fixed account and the DCA fixed account, and transfer amounts to the one-year fixed account;

•	plus interest credited;

•	minus the sum of amounts surrendered (including any applicable surrender charges) and amounts transferred out;

•	minus any prorated portion of the contract administrative charge; and

•	minus the prorated portion of the fee for any of the following optional benefits you have selected:

– SecureSource series of riders;

– Accumulation Protector Benefit rider;

– Guarantor Withdrawal Benefit for Life rider;

– Guarantor Withdrawal Benefit rider; or

– Income Assurer Benefit rider.

SUBACCOUNTS
We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from

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your contract each time you take a partial surrender; transfer amounts out of a subaccount; or we assess a contract administrative charge, a surrender charge, or fee for any optional contract riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

Number of units: To calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.

Accumulation unit value: The current accumulation unit value for each subaccount equals the last value times the subaccount’s current net investment factor.

We determine the net investment factor by:

•	adding the fund’s current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

•	dividing that sum by the previous adjusted net asset value per share; and

•	subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

Factors that affect subaccount accumulation units: Accumulation units may change in two ways — in number and in value.

The number of accumulation units you own may fluctuate due to:

•	additional purchase payments you allocate to the subaccounts;

•	any purchase payment credits allocated to the subaccounts;

•	transfers into or out of the subaccounts;

•	partial surrenders;

•	surrender charges;

and the deduction of a prorated portion of:

•	the contract administrative charge; and

•	the fee for any of the following optional benefits you have selected:

– SecureSource series of riders;

– Accumulation Protector Benefit rider;

– Guarantor Withdrawal Benefit for Life rider;

– Guarantor Withdrawal Benefit rider; or

– Income Assurer Benefit rider.

Accumulation unit values will fluctuate due to:

•	changes in fund net asset value;

•	fund dividends distributed to the subaccounts;

•	fund capital gains or losses;

•	fund operating expenses; and

•	mortality and expense risk fee and the variable account administrative charge.

Making the Most of Your Contract

AUTOMATED DOLLAR-COST AVERAGING
Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, for the Original Contract, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account to one or more subaccounts. You can also obtain the benefits of dollar-cost averaging by setting up an interest sweep strategy. Interest sweeps are a monthly transfer of the interest earned from the one-year fixed account into the subaccounts of your choice. If you participate in an interest sweep strategy the interest you earn on the one-year fixed account will be less than the annual interest rate we apply

 48  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS

because there will be no compounding. For the Current Contract, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the regular fixed account to one or more subaccounts. The Current Contract allows you to set up regular automatic SIP payments to obtain the benefits of dollar-cost averaging, but does not allow an interest sweep strategy.

There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

How dollar-cost averaging works

					Number
By investing an equal number			Amount	Accumulation	of units
of dollars each month...		Month	invested	unit value	purchased

		Jan	$100	$20	5.00

		Feb	100	18	5.56

you automatically buy		Mar	100	17	5.88

more units when the	è	Apr	100	15	6.67

per unit market price is low		May	100	16	6.25

		Jun	100	18	5.56

		Jul	100	17	5.88

and fewer units		Aug	100	19	5.26

when the per unit	è	Sept	100	21	4.76

market price is high		Oct	100	20	5.00

You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.

Dollar-cost averaging as described in this section is not available when the PN program is in effect. However, subject to certain restrictions, dollar-cost averaging is available for use with the Special DCA fixed account (Current Contract) and the DCA fixed account (Original Contract). See the “Special DCA Fixed Account”, “DCA Fixed Account” and “Portfolio Navigator Program” sections in this prospectus for details.

ASSET REBALANCING
You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing or by any other method acceptable by us, to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your investment professional.

Different rules apply to asset rebalancing under the PN program (see “Portfolio Navigator Program” below and “Appendix H: Asset Allocation Program for Contracts with Applications Signed Before June 19, 2006”).

As long as you are not participating in a PN program, asset rebalancing is available for use with the Special DCA fixed account (Current Contract) and the DCA fixed account (Original Contract) (see “Special DCA Fixed Account” and “DCA Fixed Account”) only if your subaccount allocation for asset rebalancing is exactly the same as your subaccount allocation for transfers from the Special DCA fixed account and the DCA fixed account. If you change your subaccount allocations under the asset rebalancing program or the Special DCA fixed account and the DCA fixed account, we will automatically change the subaccount allocations so they match. If you do not wish to have the subaccount allocation be the same for the asset

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS 49

rebalancing program and the Special DCA fixed account and the DCA fixed account, you must terminate the asset rebalancing program or the Special DCA fixed account and the DCA fixed account, as you may choose.

PORTFOLIO NAVIGATOR PROGRAM (PN program)
Under the PN program for the living benefit riders, your contract value is allocated to a PN program investment option (except as described in the next paragraph). The PN program investment options are currently five funds of funds, each of which invests in underlying funds in proportions that vary among the funds of funds in light of each fund of funds’ investment objective (“Portfolio Navigator funds”). The PN program is available for both nonqualified and qualified annuities.

The PN program also allows those who participated in a previous version of the PN program and who previously opted out of the transfer of their contract value to Portfolio Navigator funds to remain invested in accordance with a “static” PN program model portfolio investment option that is not subject to updating or reallocation. For more information on the static model portfolios, see “The static model portfolios” below.

You are required to participate in the PN program if your contract includes optional living benefit riders. If your contract does not include one of these riders, you may not participate in the PN program; but you may choose to allocate your contract value to one or more of the Portfolio Navigator funds without being in the PN program. You should review any PN program information, including the prospectus for the funds of funds, carefully. Your investment professional can provide you with additional information and can answer questions you may have on the PN program.

The Portfolio Navigator funds. Each of the Portfolio Navigator funds is a fund of funds with the investment objective of seeking a high level of total return consistent with a certain level of risk by investing in various underlying funds. The funds of funds have objectives ranging from Conservative to Aggressive, and are managed within asset class allocation targets and with a broad multi-manager approach. Columbia Management Investment Advisers is the investment adviser of each of the funds of funds, and Columbia Management Investment Advisers or an affiliate is the investment adviser of each of the underlying funds in which the funds of funds invest. Morningstar Associates, LLC serves as an independent consultant to Columbia Management Investment Advisers to provide recommendations regarding portfolio construction and ongoing analysis of the funds of funds. Neither Columbia Management Investment Advisers nor Morningstar Associates, LLC serves as your investment adviser as to the allocation of your contract value under the PN program (regardless of whether you have selected a PN program investment option or have chosen to remain in a static model portfolio). Some of the underlying funds are managed on a day-to-day basis directly by Columbia Management Investment Advisers and some are managed by one or more affiliated or unaffiliated sub-advisers, subject to the oversight of Columbia Management Investment Advisers and the fund’s board of trustees.

Below are the target asset allocation weights (between equity and fixed income/cash underlying funds) for each of the funds of funds:

1. Variable Portfolio – Aggressive Portfolio: 80% Equity / 20% Fixed Income

2. Variable Portfolio – Moderately Aggressive Portfolio: 65% Equity / 35% Fixed Income

3. Variable Portfolio – Moderate Portfolio: 50% Equity / 50% Fixed Income

4. Variable Portfolio – Moderately Conservative Portfolio: 35% Equity / 65% Fixed Income

5. Variable Portfolio – Conservative Portfolio: 20% Equity / 80% Fixed Income

Funds of funds conflicts of interest. In providing investment advisory services for the funds of funds and the underlying funds in which the funds of funds invest, Columbia Management Investment Advisers is, together with its affiliates, including us, subject to competing interests that may influence its decisions. These competing interests typically arise because Columbia Management Investment Advisers or one of its affiliates serves as the investment adviser to the underlying funds and may provide other services in connection with such underlying funds, and because the compensation we and our affiliates receive for providing these investment advisory and other services varies depending on the underlying fund. For additional information about the conflicts of interest to which Columbia Management Investment Advisers and its affiliates are subject, see the funds of funds prospectus.

The static model portfolios. If you have chosen to remain invested in a “static” PN program model portfolio, your assets will remain invested in accordance with your current model portfolio, and you will not be provided with any updates to the model portfolio or reallocation recommendations. (The last such reallocation recommendation was provided in 2009.) Each model portfolio consists of underlying funds according to the allocation percentages stated for the model portfolio. If you are participating in the PN program through a model portfolio, you instruct us to automatically rebalance your contract value quarterly in order to maintain alignment with these allocation percentages.

 50  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS

If you own a contract with a living benefit rider which requires you to participate in the PN program and have chosen to remain in a PN program model portfolio, you may in the future transfer the assets in your contract only to one of the fund of funds investment options. If you begin taking income from your contract and have a living benefit rider that requires a move to a certain model portfolio once you begin taking income, you will be transferred to the fund of funds that corresponds to that model portfolio.

If you choose to remain in a static model portfolio, the investments and investment styles and policies of the underlying funds in which your contract value is invested may change. Accordingly, your model portfolio may change so that it is no longer appropriate for your needs, even though your allocations to underlying funds do not change. Furthermore, the absence of periodic updating means that existing underlying funds will not be replaced as may be appropriate due to poor performance, changes in management personnel, or other factors.

Although the model portfolios are no longer maintained on an ongoing basis, the asset allocations in the model portfolios may have been affected by conflicts of interest similar to those to which the funds of funds are subject. Certain of the underlying funds in the model portfolios are managed by Columbia Management Investment Advisers or an affiliate while others are not, and we or our affiliate had an incentive to specify greater allocation percentages for the affiliated underlying funds.

Participating in the PN program. You are responsible for determining which investment option is best for you. Your investment professional can help you make this determination although his or her assistance is not offered in connection with an investment advisory agreement specific to the PN program. In addition, your investment professional may provide you with an investor questionnaire, a tool to help define your investing style that is based on factors such as your investment goals, your tolerance for risk and how long you intend to invest. Your responses to the investor questionnaire can help you determine which investment option most closely matches your investing style. While the scoring of the investor questionnaire is objective, there is no guarantee that your responses to the investor questionnaire accurately reflect your tolerance for risk. Similarly, there is no guarantee that the investment option you select or have selected after completing the investor questionnaire is appropriate to your ability to withstand investment risk. RiverSource Life of NY is not responsible for your selection of a specific investment option or your decision to change to a different investment option.

Currently, there are five Portfolio Navigator funds (and under the previous PN program, five static model portfolios investment options), ranging from conservative to aggressive. You may not use more than one investment option at a time.

If you initially allocate qualifying purchase payments to the DCA fixed account (Original Contract) or Special DCA fixed account (Current Contract), when available (see “The Special DCA Fixed Account” and “DCA Fixed Account”)), and you are participating in the PN program, we will make monthly transfers in accordance with your instructions from the DCA fixed account or Special DCA fixed account into the investment option or model portfolio you have chosen.

You may request a change to your fund of funds (or a transfer from your model portfolio to a fund of funds) up to twice per contract year by written request on an authorized form or by another method agreed to by us. If you make such a change, we may charge you a higher fee for your rider. If your contract includes a SecureSource series rider, we reserve the right to limit the number of changes if required to comply with the written instructions of a fund (see “Market Timing”). If your contract includes the GWB for Life rider or SecureSource series rider, we reserve the right to limit the number of investment options from which you can select, subject to state restrictions.

We reserve the right to change the terms and conditions of the PN program upon written notice to you. This includes but is not limited to the right to:

•	limit your choice of investment options based on the amount of your initial purchase payment;

•	cancel required participation in the program after 30 days written notice;

•	substitute a fund of funds for your model portfolio, if applicable, if permitted under applicable securities law; and

•	discontinue the PN program after 30 days written notice.
Risks. Asset allocation through the PN program does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall. By investing in a fund of funds, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will happen. For additional information about the risks of investing in a Portfolio Navigator funds of funds, see funds of funds prospectus.

PN Program Under the Accumulation Protector Benefit Rider, SecureSource Series Riders, Guarantor Withdrawal Benefit for Life rider, Guarantor Withdrawal Benefit rider and Income Assurer Benefit rider

Living benefits requiring participation in the PN program:

•	Accumulation Protector Benefit rider: You cannot terminate the Accumulation Protector Benefit rider. As long as the Accumulation Protector Benefit rider is in effect, your contract value must be invested in one of the PN program investment options. For contracts with applications signed on or after Jan. 26, 2009, you cannot select the Aggressive investment option,

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS 51

or transfer to the Aggressive investment option while the rider is in effect. The Accumulation Benefit rider automatically ends at the end of the waiting period and you then have the option to cancel your participation in the PN program. At all other times, if you do not want to invest in any of the PN program investment options, you must terminate your contract by requesting a full surrender. Surrender charges and tax penalties may apply. Therefore, you should not select the Accumulation Protector Benefit rider if you do not intend to continue participating in the PN program until the end of the waiting period.

•	SecureSource series rider or Guarantor Withdrawal Benefit for Life rider: The SecureSource series rider and the Guarantor Withdrawal Benefit for Life rider require that your contract value be invested in one of the PN program investment options for the life of the rider. We reserve the right to limit the number of investment options from which you can select based on the dollar amount of purchase payments you make. There is no minimum number of investment options that must be offered in connection with the SecureSource series rider or the Guarantor Withdrawal Benefit for Life rider. Currently the limitation is five, each a fund of funds, from which you may select one. Because you cannot terminate the SecureSource series rider or the Guarantor Withdrawal Benefit for Life rider once you have selected it, you must terminate your contract by requesting a full surrender if you do not want to invest in any of the PN program investment options. Surrender charges and tax penalties may apply. Therefore, you should not select the SecureSource series rider if you do not intend to continue participating in the PN program for the life of the contract.

•	Guarantor Withdrawal Benefit rider: Because the Guarantor Withdrawal Benefit rider requires that your contract value be invested in one of the PN program investment options for the life of the contract, and you cannot terminate the Guarantor Withdrawal Benefit rider once you have selected it, you must terminate your contract by requesting a full surrender if you do not want to participate in any of the investment options. Surrender charges and tax penalties may apply. Therefore, you should not select the Guarantor Withdrawal Benefit rider if you do not intend to continue participating in the PN program for the life of the contract.

•	Income Assurer Benefit rider: The Income Assurer Benefit rider requires that your contract value be invested in one of the PN program investment options for the life of the contract. You can terminate the Income Assurer Benefit rider during a 30-day period after the first rider anniversary and at any time after the expiration of the waiting period. At all other times you cannot terminate the Income Assurer Benefit rider once you have selected it and you must terminate your contract by requesting a full surrender. Surrender charges and tax penalties may apply. As long as the Income Assurer Benefit rider is in effect, your contract value must be invested in one of the investment options. Therefore, you should not select the Income Assurer Benefit rider if you do not intend to continue participating in the PN program during the period of time the Income Assurer Benefit rider is in effect.

TRANSFERRING AMONG ACCOUNTS
The transfer rights discussed in this section do not apply while the PN program is in effect.

For the Current Contract, you may transfer contract value from any one subaccount, the regular fixed account and the Special DCA fixed account to another subaccount before the annuitization start date. For the Original Contract, you may transfer contract value from any one subaccount, the one-year fixed account, or the DCA fixed account to another subaccount before the annuitization start date. Certain restrictions apply to transfers involving the regular fixed account (Current Contract) and the one-year fixed account (Original Contract). You may not transfer contract value to the Special DCA fixed account (Current Contract) or the DCA fixed account (Original Contract). You may not transfer contract value from the Special DCA fixed account (Current Contract) or the DCA fixed account (Original Contract) except as part of automated monthly transfers.

The date your request to transfer will be processed depends on when we receive it:

•	If we receive your transfer request at our corporate office in good order before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

•	If we receive your transfer request at our corporate office in good order at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments.

We may suspend or modify transfer privileges at any time.

For information on transfers after annuity payouts begin, see “Transfer policies” below.

Transfer policies
Current Contract:

•	Before the annuitization start date, you may transfer contract values between the subaccounts, or from the subaccounts to the regular fixed account at any time. However, if you made a transfer from the regular fixed account to the subaccounts, took a partial surrender from the fixed account or terminated automated transfers from the Special DCA fixed account, you may

 52  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS

not make a transfer from any subaccount to the regular fixed account for six months following that transfer, partial surrender or termination.

•	You may transfer contract values from the regular fixed account to the subaccounts once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Currently you may transfer the entire contract value to the regular fixed account. We reserve the right to limit transfers to the regular fixed account at any time on a non-discriminatory basis with 30 days written notice if the interest rate we are then currently crediting to the regular fixed account is equal to the minimum interest rate stated in the contract. Transfers out of the regular fixed account, including automated transfers, are limited to 30% of regular fixed account value at the beginning of the contract year(1) or $10,000, whichever is greater. Because of this limitation, it may take you several years to transfer all your contract value from the regular fixed account. You should carefully consider whether the regular fixed account meets your investment criteria before you invest. We reserve the right to change the percentage allowed to be transferred from the regular fixed account at any time on a non-discriminatory basis with 30 days written notice if the interest rate we are then currently crediting to the regular fixed account is equal to the minimum interest rate stated in the contract.

•	You may not transfer contract values from the subaccounts or the regular fixed account into the Special DCA fixed account. However, you may transfer contract values as automated monthly transfers from the Special DCA fixed account to the subaccounts or the PN program model portfolio or investment option in effect. (See “Special DCA Fixed Account.”)

•	After the annuitization start date, you may not make transfers to or from the fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest. On the annuitization start date, you must transfer all contract value out of your Special DCA fixed account.

(1)	All purchase payments received into the regular fixed account prior to your transfer request are considered your beginning of contract year value during the first contract year.

Original Contract:

•	Before the annuitization start date, you may transfer contract values between the subaccounts, or from the subaccounts to the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts, you may not make a transfer from any subaccount back to the one-year fixed account for six months following that transfer.

•	You may transfer contract values from the one-year fixed account to the subaccounts once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). The amount of contract value transferred to the one-year fixed account cannot result in the value of the one-year fixed account being greater than 30% of the contract value. Transfers out of the one-year fixed account are limited to 30% of one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater. Because of this limitation, it may take you several years to transfer all your contract value from the one-year fixed account. You should carefully consider whether the one-year fixed account meets your investment criteria before you invest. We reserve the right to further limit transfers to or from the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.

•	You may not transfer contract values from the subaccounts or the one-year fixed account into the DCA fixed account. However, you may transfer contract values as automated monthly transfers from the DCA fixed account to any of the investment options available under your contract, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account, as described above. (See “DCA Fixed Account.”)

•	After the annuitization start date, you may not make transfers to or from the fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest. On the annuitization start date, you must transfer all contract value out of your DCA fixed account.

•	We reserve the right to limit the number of transfers you may make in a contract year to 12.

Market Timing
Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS 53

greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

We seek to prevent market timing. Market timing is frequent or short-term trading activity. We do not accommodate short-term trading activities. Do not buy a contract if you wish to use short-term trading strategies to manage your investment. The market timing policies and procedures described below apply to transfers among the subaccounts within the contract. The underlying funds in which the subaccounts invest have their own market timing policies and procedures. The market timing policies of the underlying funds may be more restrictive than the market timing policies and procedures we apply to transfers among the subaccounts of the contract, and may include redemption fees. We reserve the right to modify our market timing policies and procedures at any time without prior notice to you.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

•	diluting the value of an investment in an underlying fund in which a subaccount invests;

•	increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

•	preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund’s investment objectives.

In order to help protect you and the underlying funds from the potentially harmful effects of market timing activity, we apply the following market timing policy to discourage frequent transfers of contract value among the subaccounts of the variable account:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

•	requiring transfer requests to be submitted only by first-class U.S. mail;

•	not accepting hand-delivered transfer requests or requests made by overnight mail;

•	not accepting telephone or electronic transfer requests;

•	requiring a minimum time period between each transfer;

•	not accepting transfer requests of an agent acting under power of attorney;

•	limiting the dollar amount that you may transfer at any one time;

•	suspending the transfer privilege; or

•	modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.

In addition to the market timing policy described above, which applies to transfers among the subaccounts within your contract, you should carefully review the market timing policies and procedures of the underlying funds. The market timing policies and procedures of the underlying funds may be materially different than those we impose on transfers among the subaccounts within your contract and may include mandatory redemption fees as well as other measures to discourage frequent transfers. As an intermediary for the underlying funds, we are required to assist them in applying their market timing policies and procedures to transactions involving the purchase and exchange of fund shares. This assistance may include, but not be limited to, providing the underlying fund upon request with your Social Security Number, Taxpayer Identification Number or other United States government-issued identifier, and the details of your

 54  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS

contract transactions involving the underlying fund. An underlying fund, in its sole discretion, may instruct us at any time to prohibit you from making further transfers of contract value to or from the underlying fund, and we must follow this instruction. We reserve the right to administer and collect on behalf of an underlying fund any redemption fee imposed by an underlying fund. Market timing policies and procedures adopted by underlying funds may affect your investment in the contract in several ways, including but not limited to:

•	Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

•	Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund’s market timing policies and procedures, including instructions we receive from a fund may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund’s market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

•	Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund’s returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

•	Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund’s market timing policies, we cannot guarantee that other intermediaries purchasing that same fund’s shares will do so, and the returns of that fund could be adversely affected as a result.

For more information about the market timing policies and procedures of an underlying fund, the risks that market timing pose to that fund, and to determine whether an underlying fund has adopted a redemption fee, see that fund’s prospectus.

HOW TO REQUEST A TRANSFER OR SURRENDER

 1 By letter

Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to our corporate office:

Regular Mail:
RiverSource Life Insurance Co. of New York
20 Madison Avenue Extension
P.O. Box 5555
Albany, NY 12205-0555

Express Mail:
RiverSource Life Insurance Co. of New York
20 Madison Avenue Extension
Albany, NY 12203

Current Contract:

Minimum amount
Transfers or surrenders: $250 or entire subaccount balance

Original Contract:

Minimum amount
Transfers or surrenders:  $500 or entire account balance

All Contracts:

Maximum amount
Transfers or surrenders:  Contract value or entire account balance

*	Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.

 2 By automated transfers and automated partial surrenders

Your investment professional can help you set up automated transfers among your subaccounts, regular fixed account (Current Contract) or one-year fixed account (Original Contract) or automated partial surrenders from the regular fixed account

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS 55

(Current Contract), one-year fixed account (Original Contract), Special DCA fixed account (Current Contract), DCA fixed account (Original Contract) or the subaccounts.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

•	Automated transfers from the one-year fixed account (Original Contract only), to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account, within 12 months.

•	Automated transfers from the regular fixed account (Current Contract only) are limited to 30% of the regular fixed account values at the beginning of the contract year or $10,000, whichever is greater.

•	Automated surrenders may be restricted by applicable law under some contracts.

•	You may not make additional purchase payments if automated partial surrenders are in effect.

•	If the PN program is in effect, you are not allowed to set up an automated transfer except in connection with a Special DCA fixed account (Current Contract) or a DCA fixed account (Original Contract) (see “Special DCA Fixed Account”, “Fixed Account — DCA Fixed Account” and “Making the Most of Your Contract — Portfolio Navigator Program”).

•	Automated partial surrenders may result in income taxes and penalties on all or part of the amount surrendered.

•	If you have one of the SecureSource series of riders, Guarantor Withdrawal Benefit for Life rider, or Guarantor Withdrawal Benefit rider you may set up automated partial withdrawals up to the benefit amount available for withdrawal under the rider.

Minimum amount

Current Contract:

Transfers or surrenders:	$50

Original Contract:

Transfers or surrenders:	$100 monthly

$250 quarterly, semiannually or annually

 3 By phone

Call:
1-800-504-0469

Minimum amount

Current Contract:

Transfers or surrenders:  $250 or entire account balance

Original Contract:

Transfers or surrenders:  $500 or entire account balance

Maximum amount

Current Contract:

Transfers:                Contract value or entire account balance
Surrenders:               $100,000

Original Contract:

Transfers:                Contract Value or entire account balance
Surrenders:                $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or surrender requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone surrender within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and surrenders are automatically available. You may request that telephone transfers and surrenders not be authorized from your account by writing to us.

 56  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS

Surrenders

You may surrender all or part of your contract at any time before the annuitization start date by sending us a written request or calling us. If we receive your surrender request in good order at our corporate office before the close of business, we will process your surrender using the accumulation unit value we calculate on the valuation date we received your surrender request. If we receive your surrender request at our corporate office at or after the close of business, we will process your surrender using the accumulation unit value we calculate on the next valuation date after we received your surrender request. We may ask you to return the contract. You may have to pay a contract administrative charges, surrender charges or any applicable optional rider charges (see “Charges”), federal income taxes and penalties. State and local income taxes may also apply. (see “Taxes”) You cannot make surrenders after the annuitization start date except under Variable Annuity Payout Plan E. (See “The Annuity Payout Period — Annuity Payout Plans.”)

Any partial surrenders you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced. If you have elected one of the SecureSource series of riders, the Guarantor Withdrawal Benefit for Life rider or the Guarantor Withdrawal Benefit rider and your partial surrenders in any contract year exceed the permitted surrender amount under the terms of the rider, your benefits under the rider will be reduced (see “Optional Benefits”). Any partial surrender request that reverses previous step ups during the 3-year waiting period or exceeds the amount allowed under the rider(s) and impacts the guarantees provided will not be considered in good order until we receive a signed Benefit Impact Acknowledgement form showing the projected effect of the surrender on the rider benefits or a verbal acknowledgement that you understand and accept the impacts that have been explained to you.

In addition, surrenders you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see “Taxes — Qualified Annuities — Required Minimum Distributions”).

SURRENDER POLICIES
Current Contract:
If you have a balance in more than one account and you request a partial surrender, we will automatically surrender from all your subaccounts, the Special DCA fixed account and/or the regular fixed account in the same proportion as your value in each account correlates to your total contract value, unless requested otherwise(1). The minimum contract value after partial surrender is $500.

Original Contract:
If you have a balance in more than one account and you request a partial surrender, we will automatically surrender from all your subaccounts, the DCA fixed account, and/or the one-year fixed account in the same proportion as your value in each account correlates to your total contract value, unless requested otherwise.(1) After executing a partial surrender, the value in each subaccount or one-year fixed account must be either zero or at least $50.

(1)	If you elected one of the SecureSource series of riders, you do not have the option to request from which account to surrender.

RECEIVING PAYMENT
By regular or express mail:

•	payable to you;

•	mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request in good order. However, we may postpone the payment if:

– the surrender amount includes a purchase payment check that has not cleared;

– the NYSE is closed, except for normal holiday and weekend closings;

– trading on the NYSE is restricted, according to SEC rules;

– an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

– the SEC permits us to delay payment for the protection of security holders.

TSA — Special Provisions

PARTICIPANTS IN TAX-SHELTERED ANNUITIES
If the contract is intended to be used in connection with an employer sponsored 403(b) plan, additional rules relating to this contract can be found in the annuity endorsement for tax sheltered 403(b) annuities. Unless we have made special arrangements with your employer, the contract is not intended for use in connection with an employer sponsored 403(b) plan

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS 57

that is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder, unless we have prior written agreement with the employer. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

In the event we have a written agreement with your employer to administer the plan pursuant to ERISA, special rules apply as set forth in the TSA endorsement.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

•	Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

–	you are at least age 59 1/2;

–	you are disabled as defined in the Code;

–	you severed employment with the employer who purchased the contract;

–	the distribution is because of your death;

–	the distribution is due to plan termination; or

–	you are a military reservist.

•	If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

•	Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see “Taxes”)

•	The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

Changing the Annuitant

For the Current Contract, if you have a nonqualified annuity and are a natural person (excluding a revocable trust), you may change the annuitant or contingent annuitant if the request is made prior to the annuitization start date and while the existing annuitant or contingent annuitant is living. The change will become binding on us when we receive it. If you and the annuitant are not the same person and the annuitant dies before the annuitization start date, the owner becomes the annuitant unless a contingent annuitant has been previously selected. You may not change the annuitant if you have a qualified annuity or there is non-natural or revocable trust ownership.

For the Original Contract, annuitant changes are not allowed.

Changing Ownership

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our corporate office. We will honor any change of ownership request received in good order that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See “Taxes.”)

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.

Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders and any owner was not an owner before the change, all owners (including any prior owner who is still an owner after the ownership change) (along with the annuitant for the Original Contract) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract.

 58  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS

If you have an Income Assurer Benefit rider, the rider will terminate upon transfer of ownership of the annuity contract.

For the Current Contract, the death benefit may change due to a change of ownership. If any owner is older than age 85 immediately following the ownership change, the MAV Death Benefit will terminate, the ROPP Death Benefit will be unavailable, and the Contract Value Death Benefit will apply. If any owner is older than age 79 but all owners are younger than age 86, the MAV Death Benefit will terminate and the ROPP Death Benefit will apply. If all owners are age 79 or younger, the ROPP Death Benefit, MAV Death Benefit will continue. The ROPP Death Benefit and MAV Death Benefit values may be reset (see “Benefits in the Case of Death”). If the death benefit that applies to your contract changes due to an ownership change, the mortality and expense risk fee may change as well (see “Charges — Mortality and Expense Risk Fee”).

The SecureSource — Joint Life rider, if selected, only allows transfer of the ownership of the annuity contract between covered spouses or their revocable trust(s); no other ownership changes are allowed while this rider is in force. The Accumulation Protector Benefit, the SecureSource — Single Life, the Guarantor Withdrawal Benefit for Life and the Guarantor Withdrawal Benefit riders will continue upon transfer of ownership of the annuity contract and the values may be reset. For SecureSource rider and Guarantor Withdrawal Benefit for Life rider, any ownership change that impacts the guarantees provided will not be considered in good order until we receive a signed Benefit Impact Acknowledgement form showing the projected effect of the ownership change on the rider benefits or a verbal acknowledgement that you understand and accept the impacts that have been explained to you.

For the SecureSource Stages NY — Single Life rider, the rider will terminate if there is a change of ownership unless (1) the new owner assumes total ownership of the contract and is one of the original owners, the covered person, or a non-natural owner holding for the sole benefit of the original owner (e.g., an individual ownership changed to a personal revocable trust.), and (2) the covered person is the same after the ownership change. (See “Optional Benefits.”)

The SecureSource Stages NY — Joint Life rider, the rider will terminate if there is an assignment or a change of ownership unless the new owner or assignee assumes total ownership of the contract and is one of the covered spouses, or a non-natural owner holding for the sole benefit of one or both covered spouses (e.g., an individual ownership changed to a personal revocable trust.).

If we waive our right to terminate the rider for any types of assignments or change of ownership other than as specified above, you will be notified in writing, signed by an officer of the company.

Benefits in Case of Death

Current Contract:
(applications signed on or after July 19, 2010)

We will pay the death benefit to your beneficiary upon your death if you die before the annuitization start date while this contract is in force. If a contract has more than one person as the owner, we will pay the benefits upon the first to die of any owner. The basic death benefit available under your contract at contract issue is the ROPP Death Benefit. In addition to the ROPP Death Benefit, we also offer the MAV Death Benefit at contract issue.

If you are age 79 or younger at contract issue, you can elect the optional MAV death benefit. If you are age 80 or older at contract issue, the ROPP Death Benefit will apply.

Once you elect a death benefit, you cannot change it; however the death benefit that applies to your contract may change due to an ownership change (see “Changing Ownership”) or continuation of the contract by the spouse under the spousal continuation provision.

We show the death benefit that applies to your contract at issue on your contract’s data page. The death benefit determines the mortality and expense risk fee that is assessed against the subaccounts. (See “Charges — Mortality and Expense Risk Fee.”)

We will base the benefit paid on the death benefit coverage in effect on the date of your death.

Here are some terms that are used to describe the death benefits:

Adjusted partial surrenders (calculated for ROPP and MAV Death Benefits)	=	PS × DB CV

PS = the amount by which the contract value is reduced as a result of the partial surrender.

DB = the applicable ROPP value or MAV on the date of (but prior to) the partial surrender

CV = contract value on the date of (but prior to) the partial surrender.

Covered Life Change: is either continuation of the contract by a spouse under the spousal continuation provision, or an ownership change where any owner after the ownership change was not an owner prior to the change.

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS 59

Contract Value Death Benefit (CV Death Benefit): is the death benefit available if any owner after an ownership change or spouse who continues the contract under the spousal continuation provision is over age 85 and therefore cannot qualify for the ROPP death benefit. Under this benefit, we will pay the beneficiary the contract value after any rider charges have been deducted.

ROPP Value: is the total purchase payments on the contract issue date. Additional purchase payments will be added to the ROPP value. Adjusted partial surrenders will be subtracted from the ROPP value.

RETURN OF PURCHASE PAYMENTS (ROPP) DEATH BENEFIT

The ROPP Death Benefit is the basic death benefit on the contract that will pay your beneficiaries no less than your purchase payments, adjusted for surrenders. If you die before the annuitization start date and while this contract is in force, the death benefit will be the greatest of:

1.	the contract value after any rider charges have been deducted, or

2.	the ROPP Value.

After a covered life change for a spouse who continues the contract and is age 85 or younger, we reset the ROPP value to the contract value on the date of the continuation after any rider charges have been deducted and after any increase to the contract value due to the death benefit that would otherwise have been paid. If the spouse who continues the contract is age 86 or older, the ROPP Death Benefit will not be available and the CV death benefit will apply.

After a covered life change other than for the spouse who continues the contract, if the prior owner and all current owners are eligible for the ROPP death benefit we reset the ROPP value on the valuation date we receive your request for the ownership change to the contract value after any rider charges have been deducted, if the contract value is less.

If the prior owner was not eligible for the ROPP but all current owners are eligible, we reset the ROPP value to the contract value after any rider charges have been deducted on the valuation date we receive your request for the ownership change.

As described below, if you are age 79 or younger at contract issue, you may select the MAV death benefit. The death benefit does not provide any additional benefit before the first contract anniversary and may not be appropriate for certain older issue ages because the benefit values may be limited after age 80. Be sure to discuss with your investment professional whether or not this death benefit is appropriate for your situation.

MAXIMUM ANNIVERSARY VALUE (MAV) DEATH BENEFIT

The MAV Death Benefit provides that if you die while the contract is in force and before the annuitization start date, the death benefit will be the greatest of these values:

1.	contract value after any rider charges have been deducted;

2.	the ROPP value as described above; or

3.	the MAV.

The MAV equals the ROPP value prior to the first contract anniversary. Every contract anniversary prior to the earlier of your 81st birthday or your death, we compare the MAV to the current contract value and we reset the MAV to the higher amount. The MAV is increased by any additional purchase payments and reduced by adjusted partial surrenders.

After a covered life change for a spouse who is age 79 or younger and continues the contract, we reset the MAV to the contract value on the date of the continuation after any rider charges have been deducted and after any increase to the contract value due to the death benefit that would otherwise have been paid.

After a covered life change other than for a spouse who continues the contract, if all owners are under age 80, we reset the MAV on the valuation date we receive your request for the ownership change to the lesser of these two values:

(a)	the contract value after any rider charges have been deducted, or

(b)	the MAV on that date, but prior to the reset.

If your spouse chooses to continue the contract under the spousal continuation provision, the death benefit available for the spouse’s beneficiaries depends on the spouse’s age. If your spouse was age 79 or younger when the contract was continued, he or she will continue to be eligible for the MAV. If your spouse is over age 79 but younger than age 86 when the contract was continued, the MAV death benefit will terminate and the ROPP death benefit will apply. If your spouse is age 86 or older when the contract was continued, the MAV death benefit will terminate and the CV death benefit will apply.

 60  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS

Original Contract:
(applications signed prior to July 19, 2010)

We will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant’s death. If a contract has more than one person as the owner or annuitant, we will pay the benefits upon the first to die of any owner or the annuitant. The basic death benefit available under your contract at contract issue is the ROP Death Benefit. In addition to the ROP Death Benefit, we also offer the MAV Death Benefit at contract issue.

If both you and the annuitant are age 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are age 80 or older at contract issue, the ROP Death Benefit will apply. Once you elect a death benefit, you cannot change it. We show the death benefit that applies in your contract on your contract’s data page. The death benefit you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See “Charges — Mortality and Expense Risk Fee.”)

We will base the benefit paid on the death benefit coverage you chose when you purchased the contract.

Here are some terms used to describe the death benefits:

Adjusted partial surrenders (calculated for ROP and MAV Death Benefits)	=	PS × DB CV

PS	=	the amount by which the contract value is reduced as a result of the partial surrender.
DB	=	the applicable ROP value or MAV on the date of (but prior to) the partial surrender.
CV	=	contract value on the date of (but prior to) the partial surrender.

RETURN OF PURCHASE PAYMENTS (ROP) DEATH BENEFIT

The ROP Death Benefit is the basic death benefit on the contract that will pay your beneficiaries no less than your purchase payments, adjusted for surrenders. If you or the annuitant die before the annuitization start date and while this contract is in force, the death benefit will be the greater of these two values, minus any applicable rider charges:

1.	contract value; or

2.	total purchase payments applied to the contract minus adjusted partial surrenders.

The ROP Death Benefit will apply unless you select one of the alternative death benefits described immediately below.

MAXIMUM ANNIVERSARY VALUE (MAV) DEATH BENEFIT

The MAV Death Benefit provides that if you or the annuitant die while the contract is in force and before the annuitization start date, the death benefit will be the greatest of these three values, minus any applicable rider charges:

1.	contract value;

2.	total purchase payments applied to the contract minus adjusted partial surrenders; or

3.	the MAV on the date of death.

Maximum Anniversary Value (MAV): is zero prior to the first contract anniversary. On the first contract anniversary, we set the MAV as the greater of these two values:

(a) current contract value; or

(b) total purchase payments applied to the contract minus adjusted partial surrenders.

Thereafter, we increase the MAV by any additional purchase payments and reduce the MAV by adjusted partial surrenders. Every contract anniversary after that prior to the earlier of your or the annuitant’s 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.

IF YOU DIE BEFORE THE ANNUITIZATION START DATE
When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract’s value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS 61

Nonqualified annuities
For the Current Contract:
If your spouse is sole beneficiary and you die before the annuitization start date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, on the date our death claim requirements are fulfilled, give us written instructions to continue the contract as owner.

There will be no surrender charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract and the values may be reset. (see “Optional Living Benefits,” “Optional Death Benefits” and “Benefits in the Case of Death”). If the death benefit applicable to the contract changes due to spousal continuation, the mortality and expense risk fee may change as well (see “Charges — Mortality and Expense Risk Fee”).

If your beneficiary is not your spouse, or your spouse does not elect spousal continuation, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

•	the beneficiary asks us in writing within 60 days after the day on which all documents have been received that prove your death has occurred; and

•	payouts begin no later than one year after your death, or other date as permitted by the IRS; and

•	the payout period does not extend beyond the beneficiary’s life or life expectancy.

For the Original Contract:
If your spouse is sole beneficiary and you die before the annuitization start date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, on the date our death claim requirements are fulfilled, give us written instructions to continue the contract as owner.

There will be no surrender charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract and the values may be reset. (See “Optional Living Benefits” and “Optional Death Benefits”.)

If your beneficiary is not your spouse, or your spouse does not elect spousal continuation, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

•	the beneficiary asks us in writing within 60 days after the day on which all documents have been received that prove your death has occurred; and

•	payouts begin no later than one year after your death, or other date as permitted by the IRS; and

•	the payout period does not extend beyond the beneficiary’s life or life expectancy.

Qualified annuities
For the Current Contract:

•	Spouse beneficiary: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own, so long as he or she is eligible to do so, or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.

Your spouse may elect to assume ownership of the contract with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, on the date our death claim requirements are fulfilled, give us written instructions to keep the contract in force. There will be no surrender charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract and the values may be reset (see “Optional Living Benefits”, “Optional Death Benefits” and “Benefits in the Case of Death”). If the death benefit applicable to the contract changes due to spousal continuation, the mortality and expense risk fee may change as well (see “Charges — Mortality and Expense Risk Fee”). If your spouse is the sole beneficiary and elects to treat the contract his/her own as an inherited IRA, the SecureSource Stages NY rider will terminate.

If you purchased this contract as an inherited IRA and your spouse is the sole beneficiary, he or she can elect to continue this contract as an inherited IRA. Your spouse must follow the schedule of minimum surrenders established based on your life expectancy.

 62  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS

If you purchased this contract as an inherited IRA and your spouse is not the sole beneficiary, he or she can elect an alternative payment plan for their share of the death benefit and all optional death benefits and living benefits will terminate. Your spouse must follow the schedule of minimum withdrawals established based on your life expectancy.

•	Non-spouse beneficiary: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

•	the beneficiary asks us in writing within 60 days after the day on which all documents have been received that prove your death has occurred; and

•	payouts begin no later than one year following the year of your death; and

•	the payout period does not extend beyond the beneficiary’s life or life expectancy.

If a beneficiary elects an alternative payment plan which is an inherited IRA, all optional death benefits and living benefits will terminate. The beneficiary must submit the applicable investment options form or the Portfolio Navigator program enrollment form. No additional purchase payments will be accepted. The death benefit payable on the death of the non-spouse beneficiary is the contract value after any rider charges have been deducted.

In the event of your beneficiary’s death, their beneficiary can elect to take a lump sum payment or to continue the alternative payment plan following the schedule of minimum withdrawals established based on the life expectancy of your beneficiary.

For the Original Contract:

•	Spouse beneficiary: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.

Your spouse may elect to assume ownership of the contract with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, on the date our death claim requirements are fulfilled, give us written instructions to keep the contract in force. There will be no surrender charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract and the values may be reset. (See “Optional Benefits” and “Optional Death Benefits”.)

•	Non-spouse beneficiary: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

•	the beneficiary asks us in writing within 60 days after the day on which all documents have been received that prove your death has occurred; and

•	payouts begin no later than one year following the year of your death; and

•	the payout period does not extend beyond the beneficiary’s life or life expectancy.

If a beneficiary elects an alternative payment plan which is an inherited IRA, all optional death benefits and living benefits will terminate. The beneficiary must submit the applicable investment options form or the Portfolio Navigator program enrollment form. No additional purchase payments will be accepted. The death benefit payable on the death of the non-spouse beneficiary is the contract value after any rider charges have been deducted.

In the event of your beneficiary’s death, their beneficiary can elect to take a lump sum payment or to continue the alternative payment plan following the schedule of minimum withdrawals established based on the life expectancy of your beneficiary

•	Annuity payout plan: If you elect an annuity payout plan which guarantees payouts to a beneficiary after death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

Optional Benefits

The assets held in our general account support the guarantees under your contract, including optional death benefits and optional living benefits. To the extent that we are required to pay you amounts in addition to your contract value under these benefits, such amounts will come from our general account assets. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS 63

risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay out obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.

OPTIONAL LIVING BENEFITS

SECURESOURCE STAGES NY RIDERS
The SecureSource Stages NY rider is an optional benefit that you can add to your contract for an additional charge. This benefit is intended to provide to you, after the lifetime benefit is established, a specified withdrawal amount annually for life, even if your contract value is zero, subject to the terms and provisions described in this section. Additionally, this benefit offers a credit feature to help in low or poor performing markets and a step up feature to lock in contract anniversary gains.

The SecureSource Stages NY rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and wish to ensure that market performance will not adversely affect your ability to withdraw income over your lifetime. This rider may not be appropriate for you if you do not intend to limit withdrawals to the amount allowed in order to receive the full benefits of the rider.

Your benefits under the rider can be reduced if any of the following occurs:

•	If you withdraw more than the allowed withdrawal amount in a contract year, or you take withdrawals before the lifetime benefit is available;

•	If you take a withdrawal and later choose to allocate your contract value to a fund of funds that is more aggressive than the target fund.

The SecureSource Stages NY rider guarantees that, regardless of investment performance, you may take withdrawals up to the lifetime benefit amount each contract year after the lifetime benefit is established. Your age at the time of the first withdrawal will determine the age band for as long as benefits are payable except as described in the lifetime payment percentage provision.

As long as your total withdrawals during the current year do not exceed the lifetime benefit amount, you will not be assessed a surrender charge. If you withdraw a larger amount, the excess amount will be assessed any applicable surrender charges and benefits will be reduced in accordance with excess withdrawal processing. At any time, you may withdraw any amount up to your entire surrender value, subject to excess withdrawal processing under the rider.

Subject to conditions and limitations, the rider also guarantees that you or your beneficiary will get back purchase payments you have made, increased by annual step-ups, through withdrawals over time. Any amount we pay in excess of your contract value is subject to our financial strength and claims-paying ability.

Subject to conditions and limitations, the lifetime benefit amount can be increased if a rider credit is available or your contract value has increased on a rider anniversary. The principal back guarantee can also be increased if your contract value has increased on a rider anniversary.

AVAILABILITY
There are two optional SecureSource Stages NY riders available under your contract:

•	SecureSource Stages NY — Single Life

•	SecureSource Stages NY — Joint Life

The information in this section applies to both SecureSource Stages NY riders, unless otherwise noted.

For the purpose of this rider, the term “withdrawal” is equal to the term “surrender” in the contract or any riders. Withdrawals will adjust contract values and benefits in the same manner as surrenders.

The SecureSource Stages NY — Single Life rider covers one person. The SecureSource Stages NY — Joint Life Rider covers two spouses jointly who are named at contract issue. You may elect only the SecureSource Stages NY — Single Life rider or the SecureSource Stages NY — Joint Life rider, not both, and you may not switch riders later. You must elect the rider when you purchase your contract. The rider effective date will be the contract issue date.

The SecureSource Stages NY rider is an optional benefit that you may select for an additional annual charge if:

•	Single Life: you are 85 or younger on the date the contract is issued; or

•	Joint Life: you and your spouse are 85 or younger on the date the contract is issued.

The SecureSource Stages NY riders are not available under an inherited qualified annuity.

The SecureSource Stages NY rider guarantees that, regardless of the investment performance of your contract, you will be able to withdraw up to a certain amount each year from the contract before the annuitization start date until:

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•	Single Life: death (see “At Death” heading below).

•	Joint Life: the death of the last surviving covered spouse (see “Joint Life only: Covered Spouses” and “At Death” headings below).

KEY TERMS
The key terms associated with the SecureSource Stages NY rider are:

Age Bands: Each age band is associated with a lifetime payment percentage. The covered person (Joint Life: the younger covered spouse) must be at least the youngest age shown in the first age band for the annual lifetime payment to be established. After the annual lifetime payment is established, in addition to your age, other factors determine when you move to a higher age band.

Annual Lifetime Payment (ALP): the lifetime benefit amount available each contract year after the covered person (Joint Life: the younger covered spouse) has reached the youngest age in the first age band.

Annual Step-Up: an increase in the benefit base or the principal back guarantee and a possible increase in the lifetime payment percentage that is available each rider anniversary if your contract value increases, subject to certain conditions.

Benefit Base (BB): used to calculate the annual lifetime payment and the annual rider charge. The BB cannot be withdrawn or annuitized and is not payable as a death benefit.

Credit Base (CB): used to calculate the rider credit. The CB cannot be withdrawn or annuitized and is not payable as a death benefit.

Excess Withdrawal: (1) a withdrawal taken before the annual lifetime payment is established, or (2) a withdrawal that is greater than the remaining annual lifetime payment after the annual lifetime payment is established.

Excess Withdrawal Processing: a reduction in benefits if a withdrawal is taken before the annual lifetime payment is established or if a withdrawal exceeds the remaining annual lifetime payment.

Lifetime Payment Percentage: used to calculate your annual lifetime payment.

Principal Back Guarantee (PBG): a guarantee that total withdrawals will not be less than purchase payments you have made, increased by annual step-ups, as long as there is no excess withdrawal or benefit reset.

Remaining Annual Lifetime Payment (RALP): as you take withdrawals during a contract year, the remaining amount that the rider guarantees will be available for withdrawal that year is reduced. After the annual lifetime payment is established, the RALP is the guaranteed amount that can be withdrawn during the remainder of the current contract year.

Rider Credit: an amount that can be added to the benefit base for up to ten years based on a rider credit percentage of 8% for the first credit and 6% thereafter, as long as no withdrawals have been taken since the rider effective date and you do not decline any annual rider fee increase. Rider credits are available for a ten year rider credit period as follows: If the covered person (Joint life: younger covered spouse) is age 60 or older at issue, you will start receiving credits on the first contract anniversary. If the covered person (Joint life: younger covered spouse) is younger than age 60 at issue, you will start receiving credits on the contract anniversary after the covered person (Joint life: younger covered spouse) reaches age 61. Investment performance and excess withdrawals may reduce or eliminate the benefit of any rider credits. Rider credits may result in higher rider charges that may exceed the benefit from the credits.

Withdrawal: the amount by which your contract value is reduced as a result of any withdrawal request. It may differ from the amount of your request due to any surrender charge.

IMPORTANT SECURESOURCE STAGES NY RIDER CONSIDERATIONS
You should consider whether a SecureSource Stages NY rider is appropriate for you taking into account the following considerations:

•	Lifetime Benefit Limitations: The lifetime benefit is subject to certain limitations, including but not limited to:

Single Life: Once the contract value equals zero, payments are made for as long as the covered person is living (see “If Contract Value Reduces to Zero” heading below). However, if the contract value is greater than zero, the lifetime benefit terminates at the first death of any owner even if the covered person is still living (see “At Death” heading below). This possibility may present itself when there are multiple contract owners — when one of the contract owners dies the lifetime benefit terminates even though other contract owners are still living.

Joint Life: Once the contract value equals zero, payments are made for as long as either covered spouse is living (see “If Contract Value Reduces to Zero” heading below). However, if the contract value is greater than zero, the lifetime benefit terminates at the death of the last surviving covered spouse (see “At Death” heading below).

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•	Withdrawals: Please consider carefully when you start taking withdrawals from this rider. Any withdrawals in the first 10 years (and later, depending on the issue age) will terminate the rider credits. Also, if you withdraw more than the allowed withdrawal amount in a contract year or take withdrawals before the lifetime benefit is available (“excess withdrawal”), the guaranteed amounts under the rider will be reduced.

•	Use of Portfolio Navigator Program Required: You must elect one of the investment options under the PN program. This requirement limits your choice of investment options. This means you will not be able to allocate contract value to all of the subaccounts or the regular fixed account that are available under the contract to contract owners who do not elect the rider. (See “Making the Most of Your Contract — Portfolio Navigator Program.”) You may allocate purchase payments to the Special DCA fixed account, when available, and we will make monthly transfers into the investment option you have chosen. You may make two elective investment option changes per contract year; we reserve the right to limit elective investment option changes if required to comply with the written instructions of a fund (see “Market Timing”).

You can allocate your contract value to any available investment option during the following times: (1) prior to your first withdrawal and (2) following a benefit reset due to an investment option change as described below but prior to any subsequent withdrawal. During these accumulation phases, you may request to change your investment option to any available investment option.

Immediately following a withdrawal your contract value will be reallocated to the target investment option classification if your current investment option is more aggressive than the target investment option classification. This automatic reallocation is not included in the total number of allowed investment option changes per contract year. The target investment option is currently the Moderate investment option. We reserve the right to change the target investment option to an investment option classification that is more aggressive than the Moderate investment option after 30 days written notice.

After you have taken a withdrawal and prior to any benefit reset, you are in a withdrawal phase. During withdrawal phases you may request to change your investment option to the target investment option or any investment option that is more conservative than the target investment option without a benefit reset as described below. If you are in a withdrawal phase and you choose to allocate your contract value to an investment option that is more aggressive than the target investment option, you will be in the accumulation phase again and your rider benefit will be reset as follows:

1.	the BB and PBG, will be reset to the contract value, if less than their current amount; and

2.	the ALP and RALP, if available, will be recalculated.

You may request to change your investment option by written request on an authorized form or by another method agreed to by us.

•	Non-Cancelable: Once elected, the SecureSource Stages NY rider may not be cancelled (except as provided under “Rider Termination” heading below) and the charge will continue to be deducted until the contract or rider is terminated or the contract value reduces to zero (described below).

Dissolution of marriage does not terminate the SecureSource Stages NY — Joint Life rider and will not reduce the fee we charge for this rider. The benefit under the SecureSource Stages NY — Joint Life rider continues for the covered spouse who is the owner of the contract (or annuitant in the case of nonnatural or revocable trust ownership). The rider will terminate at the death of the contract owner because the original covered spouse will be unable to elect the spousal continuation provision of the contract (see “Joint Life only: Covered Spouses” below).

•	Joint Life: Limitations on Contract Owners, Annuitants and Beneficiaries: Since the joint life benefit will terminate unless the surviving covered spouse continues the contract under the spousal option to continue the contract upon the owner’s death provision, only ownership arrangements that permit such continuation are allowed at rider issue. In general, the covered spouses should be joint owners, or one covered spouse should be the owner and the other covered spouse should be named as the sole primary beneficiary.

For non-natural ownership arrangements that allow for spousal continuation one covered spouse should be the annuitant and the other covered spouse should be the sole primary beneficiary. For revocable trust ownerships, the grantor of the trust must be the annuitant and the beneficiary must either be the annuitant’s spouse or a trust that names the annuitant’s spouse as the sole primary beneficiary. You are responsible for establishing ownership arrangements that will allow for spousal continuation.

If you select the SecureSource Stages NY — Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse cannot utilize the spousal continuation provision of the contract when the death benefit is payable.

•	Limitations on Purchase Payments: We reserve the right to limit the cumulative amount of purchase payments. For current purchase payment restrictions, please see “Buying Your Contract — Purchase Payments”.

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•	Interaction with Total Free Amount (FA) contract provision: The FA is the amount you are allowed to withdraw from the contract in each contract year without incurring a surrender charge (see “Charges — Surrender Charge”). The FA may be greater than the remaining annual lifetime payment under this rider. Any amount you withdraw under the contract’s FA provision that exceeds the remaining annual lifetime payment is subject to the excess withdrawal processing described below.

You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation because:

•	Tax Considerations for Nonqualified Annuities: Under current federal income tax law, withdrawals under nonqualified annuities, including withdrawals taken from the contract under the terms of the rider, are treated less favorably than amounts received as annuity payments under the contract (see “Taxes — Nonqualified Annuities”). Withdrawals are taxable income to the extent of earnings. Withdrawals of earnings before age 59 1/2 may also incur a 10% IRS early withdrawal penalty. You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation.

•	Tax Considerations for Qualified Annuities: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see “Taxes — Qualified Annuities — Required Minimum Distributions”). While the rider permits certain excess withdrawals to be taken for the purpose of satisfying RMD requirements for your contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. See Appendix F for additional information.

•	Treatment of Civil Unions and Domestic Partners: The Federal Defense of Marriage Act (“DOMA”) does not recognize same-sex marriages or civil unions, even if permitted under applicable state law. As a result, a beneficiary of a deceased owner who was treated as married to the owner under state law and for purposes of this rider, but whose marriage is not recognized under DOMA, will be required to take distributions from the contract in the manner applicable to non-spouse beneficiaries. In some circumstances, these required distributions could substantially reduce or eliminate the value of the rider. See “Taxes — Other — Spousal status.”

LIFETIME BENEFIT DESCRIPTION
Single Life only: Covered Person: the person whose life is used to determine when the annual lifetime payment is established, and the duration of the ALP payments (see “Annual Lifetime Payment (ALP)” heading below). The covered person is the oldest contract owner. If any owner is a nonnatural person (e.g., an irrevocable trust or corporation) or a revocable trust, the covered person is the oldest annuitant.

Joint Life only: Covered Spouses: the contract owner and his or her legally married spouse as defined under federal law, as named on the application for as long as the marriage is valid and in effect. If any contract owner is a nonnatural person or a revocable trust, the covered spouses are the annuitant and the legally married spouse of the annuitant. The covered spouses lives are used to determine when the annual lifetime payment is established, and the duration of the ALP payments (see “Annual Lifetime Payment (ALP)” heading below). The covered spouses are established on the rider effective date and cannot be changed.

Annual Lifetime Payment (ALP): the lifetime benefit amount available each contract year after the covered person (Joint life: younger covered spouse) has reached age 50. When the ALP is established and at all times thereafter, the ALP is equal to the BB multiplied by the lifetime payment percentage. Anytime the lifetime payment percentage or BB changes as described below, the ALP will be recalculated.

If you withdraw less than the ALP in a contract year, the unused portion does not carry over to future contract years.

Single Life: The ALP is established on the later of the rider effective date if the covered person has reached age 50, or the date the covered person’s attained age equals age 50.

Joint Life: The ALP is established on the earliest of the following dates:

•	The rider effective date if the younger covered spouse has already reached age 50.

•	The date the younger covered spouse’s attained age equals age 50.

•	Upon the first death of a covered spouse, then either: (a) the date we receive a written request when the death benefit is not payable and the surviving covered spouse has already reached age 50, (b) the date spousal continuation is effective when the death benefit is payable and the surviving covered spouse has already reached age 50, or (c) the date the surviving covered spouse reaches age 50.

•	Following dissolution of marriage of the covered spouses, then either (a) the date we receive a written request if the remaining covered spouse who is the owner (or annuitant in the case of nonnatural or revocable trust ownership) has already

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reached age 50, or (b) the date the remaining covered spouse who is the owner (or annuitant in the case of nonnatural or revocable trust ownership) reaches age 50.

Remaining Annual Lifetime Payment (RALP): the annual lifetime payment guaranteed for withdrawal for the remainder of the contract year. The RALP is established at the same time as the ALP. The RALP equals the ALP less all withdrawals in the current contract year, but it will not be less than zero.

Lifetime Payment Percentage: used to calculate the annual lifetime payment.

For Age band:

Single Life

(i)	50-58, percentage is 4%.

(ii)	59-69, percentage is 5%.

(iii)	70-79, percentage is 5.5%.

(iv)	80 and older, percentage is 6%.

Joint Life

(v)	50-58, percentage is 3.5%.

(vi)	59-69, percentage is 4.5%.

(vii)	70-79, percentage is 5%.

(viii)	80 and older, percentage is 5.5%

The age band for the lifetime payment percentage is determined at the following times:

•	When the ALP is established: The age band for the lifetime payment percentage is the percentage for the covered person’s attained age (Joint life: younger covered spouse’s attained age).

•	On the covered person’s subsequent birthdays (Joint life: younger covered spouses subsequent birthdays): Except as noted below, if the covered person’s new attained age (Joint life: younger covered spouses attained age) is in a higher age band, then the higher age band will be used to determine the appropriate lifetime payment percentage. (However, if you decline any rider fee increase or if a withdrawal has been taken since the ALP was established, then the lifetime payment percentage will not change on subsequent birthdays.)

•	Upon annual step-ups. (see “Annual Step-Ups” below).

•	For the Joint life rider, upon death or change in marital status: In the event of death or dissolution of marriage:(A) If no withdrawal has been taken since the ALP was established and no rider fee increase has been declined, the lifetime payment percentage will be reset based on the Age Band for the remaining covered spouse’s attained age.(B) If the ALP is not established but the remaining covered spouse has reached the youngest age in the first Age Band, the remaining covered spouse’s attained age will be used to determine the age band for the lifetime payment percentage.

In the event of remarriage of the covered spouses to each other, the lifetime payment percentage used is the percentage for the younger covered spouse’s attained age.

Determination of Adjustments of Benefit Values: Your lifetime benefit values benefit base (BB), credit base (CB)) and principal back guarantee (PBG) are determined at the following times and are subject to a maximum amount of $10 million each:

•	On the contract date: The CB, BB and PBG are set equal to the initial purchase payment.

When an additional purchase payment is made: If the CB is greater than zero, the CB will be increased by the amount of each additional purchase payment. The BB and PBG will be increased by the amount of each additional purchase payment.

•	When a withdrawal is taken: If the CB is greater than zero, the CB will be permanently reset to zero when the first withdrawal is taken, and there will be no additional rider credits.

Whenever a withdrawal is taken:

(a)	if the ALP is established and the withdrawal is less than or equal to the RALP, the BB does not change and the PBG is reduced by the amount of the withdrawal, but it will not be less than zero.

(b)	if the ALP is not established, excess withdrawal processing will occur as follows. The BB will be reduced by the adjustment amount and the PBG will be reduced by the greater of the amount of the withdrawal or the adjustment amount but it will not be less than zero. The adjustment amount is calculated as follows:

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g × h where: i

g = the amount the contract value is reduced by the withdrawal

h = the BB or PBG (as applicable) on the date of (but prior to) the withdrawal

i = the contract value on the date of (but prior to) the withdrawal.

(c)	If the ALP is established and the withdrawal is greater than the RALP, excess withdrawal processing will occur as follows:

The PBG will be reset to the lesser of:

(i) the PBG reduced by the amount of the withdrawal, but it will not be less than zero; or

(ii) the PBG minus the RALP on the date of (but prior to) the withdrawal and further reduced by an amount calculated as follows, but it will not be less than zero:

a × b where: c

a = the amount of the withdrawal minus the RALP

b = the PBG minus the RALP on the date of (but prior to) the withdrawal

c = the contract value on the date of (but prior to) the withdrawal minus the RALP

The BB will be reduced by an amount as calculated below:

d × e where: f

d = the amount of the withdrawal minus the RALP

e = the BB on the date of (but prior to) the withdrawal

f = the contract value on the date of (but prior to) the withdrawal minus the RALP.

Rider Anniversary Processing: The following describes how the BB and PBG are calculated on rider anniversaries, subject to the maximum amount of $10 million for each, and how the lifetime payment percentage can change on rider anniversaries.

Rider Credits: If you did not take any withdrawals (including not taking withdrawals before rider credits are available) and you did not decline any rider fee increase, rider credits are available for a ten year period as follows:

–	If the covered person (Joint life: younger covered spouse) is age 60 or older at issue, you will start receiving credits on the first contract anniversary.

–	If the covered person (Joint life: younger covered spouse) is younger than age 60 at issue, you will start receiving credits on the contract anniversary after the covered person (Joint life: younger covered spouse) reaches age 61.

If the first rider credit is received on the first anniversary, the rider credit equals the credit base (CB) 180 days following the rider effective date multiplied by 8%. If the first rider credit is received on any other anniversary, the rider credit equals the CB as of the prior anniversary multiplied by 8%. On any subsequent rider credit dates, the rider credit equals the CB as of the prior anniversary multiplied by 6%. If the first rider credit is received on the first anniversary, the BB will be set to the greater of the current BB, or the BB 180 days following the contract date, increased by the rider credit and any additional purchase payments since 180 days following the rider effective date. For rider credits received on any other anniversary, the BB will be set to the greater of the current BB, or the BB on the prior anniversary increased by the rider credit and any additional purchase payments since the prior anniversary. If the CB is greater than zero, the CB will be permanently reset to zero on the last rider credit date, after any adjustment to the BB, and there will be no additional rider credits.

Annual step ups: Beginning with the first rider anniversary, an annual step-up may be available. If you decline any annual rider fee increase, future annual step-ups will no longer be available.

The annual step-up will be executed on any rider anniversary where the contract value is greater than the PBG or the BB after any rider credit is added. If an annual step-up is executed, the PBG, BB and lifetime payment percentage will be adjusted as follows: The PBG will be increased to the contract value, if the contract value is greater. The BB (after any rider credit is added) will be increased to the contract value, if the contract value is greater. If the covered person’s attained age (Joint Life: younger covered spouses attained age) on the rider anniversary is in a higher age band and (1) there is an increase to BB due

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to a step-up or (2) the BB is at the maximum of $10,000,000 so there was no step-up of the BB, then the higher age band will be used to determine the appropriate lifetime payment percentage, regardless of any prior withdrawals.

OTHER PROVISIONS
Required Minimum Distributions (RMD): If you are taking RMDs from your contract and your RMD calculated separately for your contract is greater than the remaining annual lifetime payment on the most recent contract anniversary, the portion of your RMD that exceeds the benefit amount will not be subject to excess withdrawal processing provided that the following conditions are met:

•	The annual lifetime payment is established;

•	The RMD is for your contract alone;

•	The RMD is based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and

•	The RMD amount is otherwise based on the requirements of section 401(a) (9), related Code provisions and regulations thereunder that were in effect on the contract date.

RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing. Any withdrawals taken before the annual lifetime payment is established or withdrawing amounts greater than the remaining annual lifetime payment that do not meet these conditions will result in excess withdrawal processing. See Appendix F for additional information.

Spousal Option to Continue the Contract upon Owner’s Death (Spousal Continuation):
Single Life: If a surviving spouse elects to continue the contract and continues the contract as the new owner under the spousal continuation provision of the contract, the SecureSource Stages NY — Single Life rider terminates.

Joint Life: If a surviving spouse is a covered spouse and elects the spousal continuation provision of the contract as the new owner, the SecureSource Stages NY — Joint Life rider also continues. The surviving covered spouse can name a new beneficiary; however, a new covered spouse cannot be added to the rider.

Unless you decline a rider fee increase, a step-up may be available at the time of spousal continuation. All annual step-up rules (see “Rider Anniversary Processing — Annual Step-Up” heading above) also apply to the spousal continuation step-up except that the RALP will be reduced for any prior withdrawals in that contract year. The spousal continuation step-up is processed on the valuation date spousal continuation is effective.

Rules for Surrender: Minimum contract values following surrender no longer apply to your contract. For withdrawals, the withdrawal will be taken from all accounts and the variable subaccounts in the same proportion as your interest in each bears to the contract value. You cannot specify from which accounts the withdrawal is to be taken.

If your contract value is reduced to zero, the CB, if greater than zero, will be permanently reset to zero, and there will be no additional rider credits. Also, the following will occur:

•	If the ALP is not established and if the contract value is reduced to zero as a result of fees or charges, then the owner must wait until the ALP would be established, and the ALP will be paid annually until the death of the covered person (Joint Life: both covered spouses).

•	If the ALP is established and if the contract value is reduced to zero as a result of fees or charges, or as a result of a withdrawal that is less than or equal to the RALP, then the owner will receive the ALP paid annually until the death of the covered person (Joint Life: both covered spouses).

In either case above:

–	These annualized amounts will be paid in monthly installments. If the monthly payment is less than $100, We have the right to change the frequency, but no less frequently than annually.

–	We will no longer accept additional purchase payments.

–	No more charges will be collected for the rider.

–	The current ALP is fixed for as long as payments are made.

–	The death benefit becomes the remaining schedule of annual lifetime payments, if any, until total payments to the owner and the beneficiary are equal to the PBG at the time the contract value falls to zero.

–	The amount paid in the current contract year will be reduced for any prior withdrawals in that year.

•	If the ALP is not established and if the contract value is reduced to zero as a result of a withdrawal, this rider and the contract will terminate.

•	If the ALP is established and if the contract value is reduced to zero as a result of a withdrawal that is greater than the RALP, this rider and the contract will terminate.

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At Death:
Single Life: If the contract is jointly owned and an owner dies when the contract value is greater than zero, the lifetime benefit for the covered person will cease even if the covered person is still living or if the contract is continued under the spousal continuation option.

Joint Life: If the death benefit becomes payable at the death of a covered spouse, the surviving covered spouse must utilize the spousal continuation option to continue the lifetime benefit. If spousal continuation is not available, the rider terminates. The lifetime benefit ends at the death of the surviving covered spouse.

If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may:

•	elect to take the death benefit under the terms of the contract, or

•	elect to take the principal back guarantee available under this rider, or

•	continue the contract and the SecureSource Stages NY — Joint Life rider under the spousal continuation option.

For single and joint life, if the beneficiary elects the principal back guarantee under this rider, the following will occur:

•	If the PBG is greater than zero and the ALP is established, the ALP on the date of death will be paid until total payments to the beneficiary are equal to the PBG on the date of death.

•	If the PBG is greater than zero and the ALP is not established, the BB on the date of death multiplied by the lifetime payment percentage used for the youngest age of the covered spouses in the first age band

•	will be paid annually until total payments to the beneficiary are equal to the PBG on the date of death.

In either of the above cases:

•	After the date of death, there will be no additional rider credits or annual step-ups.

•	The amount paid in the current contract year will be reduced for any prior withdrawals in that year.

On the date of death (Joint life: remaining covered spouse’s date of death), if the CB is greater than zero, the CB will be permanently reset to zero, and there will be no additional rider credits.

If the PBG equals zero, the benefit terminates. No further payments are made.

Contract Ownership Changes and Assignments:
Single Life: The rider will terminate if there is an assignment or a change of ownership unless (1) the new owner or assignee assumes total ownership of the contract and is one of the original owners, the covered person, or a non-natural owner holding for the sole benefit of the original owner (e.g., an individual ownership changed to a personal revocable trust.), and (2) the covered person is the same after the ownership change.

Joint Life: The rider will terminate if there is an assignment or a change of ownership unless the new owner or assignee assumes total ownership of the contract and is one of the covered spouses, or a non-natural owner holding for the sole benefit of one or both covered spouses (e.g., an individual ownership changed to a personal revocable trust).

Currently we waive our right to terminate the rider for any types of assignments or change of ownership other than as specified above. You will be notified in writing signed by an officer of the company if we change our practice.

Annuity Provisions: If your annuitization start date is the maximum annuitization start date, you can choose one of the payout options available under the contract or an alternative fixed annuity payout option available under the SecureSource Stages NY rider. Under the rider’s payout option, the minimum amount payable shown in Table B, will not apply and you will receive the annual lifetime payment provided by this rider until the later of the death of the covered person (Joint Life: both covered spouses) or depletion of the principal back guarantee. If you choose to receive the ALP, the amount payable each year will be equal to the annual lifetime payment on the annuitization start date. The amount paid in the current contract year will be reduced for any prior withdrawals in that year. These annualized amounts will be paid in monthly installments. If the monthly payment is less than $100, we have the right to change the frequency, but no less frequently than annually.

If you choose to receive the ALP rather than a payout option available under the contract, all other contract features, rider features and charges terminate after the annuitization start date except for the PBG.

RIDER TERMINATION
The SecureSource Stages NY rider cannot be terminated either by you or us except as follows:

•	The rider will terminate if there are certain changes of ownership. (See “Contract Ownership Changes and Assignments” above).

•	Single Life: after the death benefit is payable, the rider will terminate.

•	Single Life: spousal continuation will terminate the rider.

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•	Joint Life: After the death benefit is payable the rider will terminate if anyone other than a covered spouse continues the contract. However, if the covered spouse continues the contract as an inherited IRA or as a beneficiary of a participant in an employer sponsored retirement plan, the rider will terminate.

•	On the annuitization start date, the rider will terminate.

•	You may terminate the rider if your annual rider fee after any increase is more than 0.25 percentage points higher than your fee before the increase. (See “Charges — SecureSource Stages NY rider fee”).

•	When the contract value is zero and either the annual lifetime payment is not established or a withdrawal in excess of the remaining annual lifetime payment is taken, the rider will terminate.

•	Termination of the contract for any reason will terminate the rider.

For an example, see Appendix E.

ACCUMULATION PROTECTOR BENEFIT RIDER
The Accumulation Protector Benefit rider is an optional benefit, available for contract applications signed on or after July 19, 2010, that you may select for an additional charge. We have offered a different version of the Accumulation Protector Benefit rider for the Original Contract with applications signed prior to June 1, 2009. The description of the Accumulation Protector Benefit rider in this section applies to both Original and Current contracts unless noted otherwise. The Accumulation Protector Benefit rider specifies a waiting period that ends on the benefit date. The Accumulation Protector Benefit rider provides a one-time adjustment to your contract value on the benefit date if your contract value is less than the Minimum Contract Accumulation Value (defined below) on that benefit date. On the benefit date, if the contract value is equal to or greater than the Minimum Contract Accumulation Value, as determined under the Accumulation Protector Benefit rider, the Accumulation Protector Benefit rider ends without value and no benefit is payable.

If the contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time during the waiting period and before the benefit date, the contract and all riders, including the Accumulation Protector Benefit rider will terminate without value and no benefits will be paid. Exception: if you are still living on the benefit date, we will pay you an amount equal to the Minimum Contract Accumulation Value as determined under the Accumulation Protector Benefit rider on the valuation date your contract value reached zero.

For the Current Contract, if you are (or if the owner is a non-natural person, then the annuitant is) age 80 or younger at contract issue, you may elect the Accumulation Protector Benefit rider at the time you purchase your contract and the rider effective date will be the contract issue date. For the Original Contract, you may have elected the Accumulation Protector Benefit rider at the time you purchased your contract and the rider effective date was the contract issue date. The Accumulation Protector Benefit rider may not be terminated once you have elected it except as described in the “Terminating the Rider” section below. An additional charge for the Accumulation Protector Benefit rider will be assessed annually during the waiting period. The rider ends when the waiting period expires and no further benefit will be payable and no further charges for the rider will be deducted. After the waiting period, you have the following options:

•	Continue your contract;

•	Take partial surrenders or make a full surrender; or

•	Annuitize your contract.

The Accumulation Protector Benefit rider may not be purchased with the optional SecureSource Stages NY rider.

You should consider whether an Accumulation Protector Benefit rider is appropriate for you because:

•	you must participate in the PN program and you must elect one of the PN program investment options. This requirement limits your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts, or the regular fixed account that are available under the contract to other contract owners who do not elect this rider. You may allocate qualifying purchase payments to the Special DCA fixed account, when available (see “The Special DCA Fixed Account”), and we will make monthly transfers into the PN program investment option you have chosen. (See “Making the Most of Your Contract — Portfolio Navigator Program”);

•	you may not make additional purchase payments to your contract during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit rider. Some exceptions apply (see “Additional Purchase Payments with Elective Step Up” below). For the Current Contract, if we waive any restrictions on additional purchase payments, you will be notified in writing signed by an officer of the company;

•	if you purchase this contract as a qualified annuity, for example, an IRA, you may need to take partial surrenders from your contract to satisfy the RMDs under the Code. Partial surrenders, including those used to satisfy RMDs, will reduce any potential benefit that the Accumulation Protector Benefit rider provides. You should consult your tax advisor if you have any questions about the use of this rider in your tax situation;

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•	if you think you may surrender all of your contract value before you have held your contract with this benefit rider attached for 10 years, or you are considering selecting an annuity payout option within 10 years of the effective date of your contract, you should consider whether this optional benefit is right for you. You must hold the contract a minimum of 10 years from the effective date of the Accumulation Protector Benefit rider, which is the length of the waiting period under the Accumulation Protector Benefit rider, in order to receive the benefit, if any, provided by the Accumulation Protector Benefit rider. In some cases, as described below, you may need to hold the contract longer than 10 years in order to qualify for any benefit the Accumulation Protector Benefit rider may provide;

•	the 10 year waiting period under the Accumulation Protector Benefit rider will restart if you exercise the elective step-up option (described below) or your surviving spouse exercises the spousal continuation elective step-up (described below); and

•	the 10 year waiting period under the Accumulation Protector Benefit rider may be restarted if you elect to change your investment option to one that causes the Accumulation Protector Benefit rider charge to increase more than 0.20 percentage points whenever the remaining waiting period just prior to the change is less than three years. (see “Waiting Period” below).

Be sure to discuss with your investment professional whether an Accumulation Benefit rider is appropriate for your situation.

Here are some general terms that are used to describe the operation of the Accumulation Protector Benefit:

Benefit Date: This is the first valuation date immediately following the expiration of the waiting period.

Minimum Contract Accumulation Value (MCAV): An amount calculated under the Accumulation Protector Benefit rider. The contract value will be increased to equal the MCAV on the benefit date if the contract value on the benefit date is less than the MCAV on the benefit date.

Adjustments for Partial Surrenders: The adjustment made for each partial surrender from the contract is equal to the amount derived from multiplying (a) and (b) where:

(a)	is 1 minus the ratio of the contract value on the date of (but immediately after) the partial surrender to the contract value on the date of (but immediately prior to) the partial surrender; and

(b)	is the MCAV on the date of (but immediately prior to) the partial surrender.

Waiting Period: The waiting period for the rider is 10 years.

The waiting period may restart on the latest contract anniversary if you change your investment option, resulting in a rider fee increase of more than 0.20 percentage points, and the remaining waiting period before the change was less than three years.

Your initial MCAV is equal to your initial purchase payment. It is increased by the amount of any subsequent purchase payments received within the first 180 days that the rider is effective. It is reduced by any adjustments for partial surrenders made during the waiting period.

Automatic Step Up

On each contract anniversary after the effective date of the rider, the MCAV will be set to the greater of:

1.	80% of the contract value on the contract anniversary; or

2.	the MCAV immediately prior to the automatic step up.

The automatic step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be surrendered or paid upon death. Rather, the automatic step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The automatic step up of the MCAV does not restart the waiting period or increase the fee (although the total charge for the rider may increase).

Elective Step Up Option

Within thirty days following each contract anniversary after the rider effective date, but prior to the benefit date, you may notify us in writing that you wish to exercise the annual elective step up option. You may exercise this elective step up option only once per contract year during this 30 day period. If your contract value on the valuation date we receive your written request to step up is greater than the MCAV on that date, your MCAV will increase to 100% of that contract value.

We may increase the fee for your rider (see “Charges — Accumulation Protector Benefit Rider Charge”). The revised fee would apply to your rider if you exercise the annual elective step up, your MCAV is increased as a result, and the revised fee is higher than your annual rider fee before the elective step up. Elective step ups will also result in a restart of the waiting period as of the most recent contract anniversary.

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The elective step up does not create contract value, guarantee the performance of any investment option or provide any benefit that can be surrendered or paid upon death. Rather the elective step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The elective step up option is not available for inherited IRAs or for the Current Contract only, if the benefit date would be after the annuitization start date.

Additional Purchase Payments with Annual Elective Step Ups — Current Contract Only

If your MCAV is increased as a result of elective step up, you have 180 days from the latest contract anniversary to make additional purchase payments, if allowed under the base contract. The MCAV will include the amount of any additional purchase payments received during this period. We reserve the right to change these additional purchase payment limitations.

Spousal Continuation

If a spouse chooses to continue the contract under the spousal continuation provision, the rider will continue as part of the contract. Once, within the thirty days following the date of spousal continuation, the spouse may choose to exercise an elective step up. The spousal continuation elective step up is in addition to the annual elective step up. If the contract value on the valuation date we receive the written request to exercise this option is greater than the MCAV on that date, we will increase the MCAV to that contract value. If the MCAV is increased as a result of the elective step up and we have increased the fee for the Accumulation Protector Benefit rider, the spouse will pay the fee that is in effect on the valuation date we receive their written request to step up. In addition, the waiting period will restart as of the most recent contract anniversary.

Change of Ownership or Assignment — Current Contract only

A change of ownership or assignment to an institutional investor, settlement company, or other non-natural owner who is not holding for the sole benefit of the original owner will terminate the rider. If we waive our right to terminate the rider for any type of assignments or ownership changes as specified above, you will be notified in writing, signed by an officer of the company.

Terminating the Rider

The rider will terminate under the following conditions:

The rider will terminate before the benefit date without paying a benefit on the date:

•	you take a full surrender;

•	annuitization begins;

•	the contract terminates as a result of the death benefit being paid; or

•	when a beneficiary elects an alternative payment plan which is an inherited IRA.

The rider will terminate on the benefit date.

For an example, see Appendix C.

OPTIONAL LIVING BENEFITS
(For contracts with application signed before July 19, 2010)
For contract applications signed before July 19, 2010 with an optional living benefit, please use the following table to review the disclosure that applies to the optional living benefit rider you purchased. If you are uncertain as to which optional living benefit rider you purchased, ask your investment professional, or contact us at the telephone number or address shown on the first page of this prospectus.

If your contract application is	and you selected one of the	Disclosure for this benefit may be
signed(1)...	following optional living benefits...	found in the following Section:
Before June 20, 2005	Guarantor Withdrawal Benefit (“Rider B”)	Appendix J
June 20, 2005 – June 18, 2006	Guarantor Withdrawal Benefit (“Rider A”)	Appendix J
June 19, 2006 – August 5, 2007	Guarantor Withdrawal Benefit for Life	Appendix I
Before May 1, 2007	Income Assurer Benefit	Appendix K
Before July 19, 2010	SecureSource Rider	Appendix D

(1)	Your actual contract and any riders are the controlling documents. If you are uncertain which rider you have, please contact your investment professional or us.

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The Annuity Payout Period

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting on the annuitization start date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any surrender charges under the payout plans listed below, except under annuity payout Plan E. (See “Charges — Surrender charge under Annuity Payout Plan E”).

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your annuitization start date after any rider charges have been deducted, (less any applicable premium tax). If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. Additionally, we currently allow you to use part of the amount available to purchase payouts, leaving any remaining contract value to accumulate on a tax-deferred basis. The Special DCA fixed account (Current Contract) and the DCA fixed account (Original Contract) are not available during this payout period.

Amounts of fixed and variable payouts depend on:

•	the annuity payout plan you select;

•	the annuitant’s age and, in most cases, sex;

•	the annuity table in the contract; and

•	the amounts you allocated to the accounts at settlement.

In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts remain the same from month to month.

For information with respect to transfers between accounts after annuity payouts begin (see “Making the Most of Your Contract — Transfer policies”).

ANNUITY TABLES
The annuity tables in your contract (Table A and Table B) show the amount of the monthly payouts for each $1,000 of contract value according to the annuitant’s age and, when applicable, the annuitant’s sex. (Where required by law, we will use a unisex table of settlement rates.)

Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 3.5% or 5% rate of return, which is reinvested and helps to support future payouts. Assuming your mortality and expense risk fee is based on the ROPP death benefit (Current Contract) or ROP death benefit (Original Contract), if that plus the variable account administrative charge is less than or equal to 1.50%, the standard assumed investment return is 5%. If you ask us at least 30 days before the annuitization start date, we will substitute an annuity table based on an assumed 3.5% investment return for the 5% assumed investment return. If your mortality and expense risk fee based on the ROPP death benefit (Current Contract) or ROP death benefit (Original Contract) plus the variable account administrative charge is greater than 1.50%, the only annuity table available is based on an assumed investment return of 3.5%. The assumed investment return affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment return and payouts will decrease if the return is below the assumed investment return. Using a 5% assumed interest rate results in a lower initial payout, but later payouts will increase more quickly when annuity unit values rise and decrease more rapidly when they decline.

Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

ANNUITY PAYOUT PLANS
You may choose an annuity payout plan by giving us written instructions at least 30 days before the annuitization start date. Generally, you may select one of the Plans A through E below or another plan agreed to by us.

•	Plan A – Life annuity — no refund: We make monthly payouts until the annuitant’s death. Payouts end with the last payout before the annuitant’s death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

•	Plan B – Life annuity with five, ten, 15 or 20 years certain: We make monthly payouts for a guaranteed payout period of five, ten, 15 or 20 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the annuitization

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start date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant’s death.

•	Plan C – Life annuity — installment refund: We make monthly payouts until the annuitant’s death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

•	Plan D

–	Joint and last survivor life annuity — no refund: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

–	Joint and last survivor life annuity with 20 years certain: We make monthly annuity payouts during the lifetime of the annuitant and joint annuitant. When either the annuitant or joint annuitant dies, we will continue to make monthly payouts during the lifetime of the survivor. If the survivor dies before we have made payouts for 20 years, we continue to make payouts to the named beneficiary for the remainder of the 20-year period which begins when the first annuity payout is made.

•	Plan E – Payouts for a specified period: We make monthly payouts for a specific payout period of ten to 30 years that you elect (under the Income Assurer Benefit rider, you may elect a payout period of 20 years only). We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. (Exception: If you have an Income Assurer Benefit rider and elect this annuity payout plan based on the Guaranteed Income Benefit Base, a lump sum payout is unavailable.) We determine the present value of the remaining annuity payouts which are assumed to remain level at the amount of the payout that would have been made 7 days prior to the date we determine the present value. The discount rate we use in the calculation is 5.17% for the assumed investment return of 3.5% and 6.67% for the assumed investment return of 5%. (See “Charges — Surrender charge under Annuity Payout Plan E.”) A 10% IRS penalty tax could apply if you take a surrender. (See “Taxes.”)

•	Guaranteed Withdrawal Benefit Annuity Payout Option (available only under contracts with a SecureSource rider, the Guarantor Withdrawal Benefit for Life or Guarantor Withdrawal Benefit riders): This fixed annuity payout option is an alternative to the above annuity payout plans. This option may not be available if the contract is a qualified annuity. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS. Under this option, the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid will not exceed the total RBA at the time you begin this fixed payout option (see “Optional Benefits — SecureSource Riders”, “Appendix I: Guarantor Withdrawal Benefit for Life Rider” or “Appendix J: Guarantor Withdrawal Benefit Rider”). The amount paid in the current contract year will be reduced for any prior withdrawals in that year. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at the time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary.

Annuity payout plan requirements for qualified annuities: If your contract is a qualified annuity, you must select a payout plan as of the annuitization start date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

•	in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or

•	over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.

For qualified and nonqualified contracts with the SecureSource Stages NY rider, if the annuitization start date is the latest date as described in the “Annuitization Start Date” provision, you can choose one of the payout options available under the contract or an alternative fixed annuity payout option available under the rider. Under the rider’s payout option, the minimum amount payable shown in Table B will not apply, and you will receive the ALP provided by this rider until the later of the death of covered person (Joint Life: both covered spouses) or depletion of the PBG. If you choose to receive the ALP, the amount payable each year will be equal to the ALP on the annuitization start date. The amount paid in the current contract year will be reduced for any prior withdrawals in that year. These annualized amounts will be paid in monthly installments. If the monthly payment is less than $100, we have the right to change the frequency, but no less frequently than annually. If you

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choose to receive the ALP rather than a payout option available under the contract, all other contract features, rider features and charges terminate after the annuitization start date except for the principal back guarantee.

You must select a payout plan as of the annuitization start date set forth in your contract.

If we do not receive instructions: You must give us written instructions for the annuity payouts at least 30 days before the annuitization start date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

If monthly payouts would be less than $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum.

Death after annuity payouts begin: If you (Current Contract), or you or the annuitant (Original Contract) die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

Taxes

Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay income tax until there is a taxable distribution (or deemed distribution) from the contract. We will send a tax information reporting form for any year in which we made a taxable or reportable distribution according to our records.

NONQUALIFIED ANNUITIES
Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Federal tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.

Annuity payouts: Generally, unlike surrenders described below, the taxation of annuity payouts are subject to exclusion ratios, i.e. in most cases, a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity — no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See “The Annuity Payout Period — Annuity Payout Plans.”)

Beginning in 2011, federal tax law permits taxpayers to annuitize a portion of their nonqualified annuity while leaving the remaining balance to continue to grow tax-deferred. Under the new partial annuitization rules, the portion annuitized must be received as an annuity for a period of 10 years or more, or for the lives of one or more individuals. If this requirement is met, the annuitized portion and the tax-deferred balance will generally be treated as two separate contracts for income tax purposes only. If a contract is partially annuitized, the investment in the contract is allocated between the deferred and the annuitized portions on a pro rata basis.

Surrenders: Generally, if you surrender all or part of your nonqualified annuity before the annuitization start date, including surrenders under any optional withdrawal benefit rider, your surrender will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract. Different rules may apply if you exchange another contract into this contract.

You also may have to pay a 10% IRS penalty for surrenders of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.

Withholding: If you receive taxable income as a result of an annuity payout or surrender, including surrenders under any optional withdrawal benefit rider, we may deduct federal, and in some cases state withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, and you have a valid U.S. address, you may be able to elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as partial or full surrender) we compute federal income tax withholding using 10% of the taxable portion.

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The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.

Some states also may impose income tax withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state income tax withholding from the payment.

Death benefits to beneficiaries: The death benefit under a nonqualified contract is not exempt from estate (federal or state) taxes. In addition, for income tax purposes, any amount your beneficiary receives that exceeds the investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments. (See also “Benefits in Case of Death — If You Die Before the Annuitization Start Date”).

Net Investment Income Tax (also known as Medicare contribution tax): Effective for taxable years beginning on or after January 1, 2013, certain high-income individuals (as well as estates and trusts) are subject to a new 3.8% net investment income tax (as an addition to income taxes). For individuals, the 3.8% tax applies to the lesser of (1) the amount by which the taxpayer’s modified adjusted gross income exceeds $200,000 ($250,000 for married filing jointly and surviving spouses; $125,000 for married filing separately) or (2) the taxpayer’s “net investment income.” Net investment income includes taxable income from nonqualified annuities. Annuity holders are advised to consult their tax advisor regarding the possible implications of this additional tax.

Annuities owned by corporations, partnerships or irrevocable trusts: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person(s) only, the income may remain tax-deferred until withdrawn or paid out.

Penalties: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

•	because of your death or in the event of nonnatural ownership, the death of annuitant;

•	because you become disabled (as defined in the Code);

•	if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

•	if it is allocable to an investment before Aug. 14, 1982; or

•	if annuity payouts are made under immediate annuities as defined by the Code.

Transfer of ownership: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be taxed as a surrender for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner’s investment in the contract will be equal to the investment in the contract at the time of the transfer plus any earnings included in the original owner’s taxable income as a result of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Similar rules apply if you transfer ownership for full consideration. Please consult your tax advisor for further details.

1035 Exchanges: Section 1035 of the Code permits nontaxable exchanges of certain insurance policies, endowment contracts, annuity contracts and qualified long-term care insurance contracts while providing for continued tax deferral of earnings. In addition, Section 1035 permits the carryover of the investment in the contract from the old policy or contract to the new policy or contract. In a 1035 exchange one policy or contract is exchanged for another policy or contract. The following are nontaxable exchanges: (1) the exchange of a life insurance policy for another life insurance policy or for an endowment, annuity or qualified long-term care insurance contract, (2) the exchange of an endowment contract for an annuity or qualified long-term care insurance contract, or for an endowment contract under which payments will begin no later than payments would have begun under the contract exchanged, (3) the exchange of an annuity contract for another annuity or for a qualified long-term care insurance contract, and (4) the exchange of a qualified long-term care insurance contract for a qualified long-term care insurance contract. Additionally, other tax rules apply. However, if the life insurance policy has an outstanding loan, there may be tax consequences. Depending on the issue date of your original policy or contract, there may be tax or other benefits that are given up to gain the benefits of the new policy or contract. Consider whether the features and benefits of the new policy or contract outweigh any tax or other benefits of the old contract.

For a partial exchange of an annuity contract for another annuity contract, the 1035 exchange is generally tax-free. The investment in the original contract and the earnings on the contract will be allocated proportionately between the original and new contracts. However, per IRS Revenue Procedure 2011-38, if withdrawals are taken from either contract within the 180-day period following an exchange, the IRS will apply general tax principles to determine the appropriate tax treatment of the exchange and subsequent withdrawal. As a result, there may be unexpected tax consequences. You should consult your tax

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advisor before taking any withdrawal from either contract during the 180-day period following a partial exchange. Different IRS limitations on withdrawals apply to partial exchanges completed prior to October 24, 2011.

Assignment: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed as a deemed distribution and you may have to pay a 10% IRS penalty.

QUALIFIED ANNUITIES
Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan’s Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.

Annuity payouts: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

Annuity payouts from Roth IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

Surrenders: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire surrender will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

Surrenders from Roth IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

Required Minimum Distributions: Retirement plans (except for Roth IRAs) are subject to required surrenders called required minimum distributions (“RMDs”) beginning at age 70 1/2. RMDs are based on the fair market value of your contract at year-end divided by the life expectancy factor. Certain death benefits and optional riders may be considered in determining the fair market value of your contract for RMD purposes. This may cause your RMD to be higher. Inherited IRAs (including inherited Roth IRAs) are subject to special required minimum distribution rules. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.

Withholding for IRAs, Roth IRAs, SEPs and SIMPLE IRAs: If you receive taxable income as a result of an annuity payout or a surrender, including surrenders under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender) we compute federal income tax withholding using 10% of the taxable portion.

The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.

Some states also may impose income tax withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state income tax withholding from the payment.

Withholding for all other qualified annuities: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan. Payments made to a surviving spouse instead of being directly rolled over to an IRA are also subject to mandatory 20% income tax withholding.

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS 79

In the below situations, the distribution is subject to an optional 10% withholding instead of the mandatory 20% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.

•	the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

•	the payout is a RMD as defined under the Code;

•	the payout is made on account of an eligible hardship; or

•	the payout is a corrective distribution.

State withholding also may be imposed on taxable distributions.

Penalties: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:

•	because of your death;

•	because you become disabled (as defined in the Code);

•	if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

•	if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only);

•	to pay certain medical or education expenses (IRAs only); or

•	if the distribution is made from an inherited IRA.

Death benefits to beneficiaries: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met. (See also “Benefits in Case of Death — If you Die Before the Annuitization Start Date”).

Change of retirement plan type: IRS regulations allow for rollovers of certain retirement plan distributions. In some circumstances, you may be able to have an intra-contract rollover, keeping the same features and conditions. If the annuity contract you have does not support an intra-contract rollover, you are able to request an IRS approved rollover to another annuity contract or other investment product that you choose. If you choose another annuity contract or investment product, you will be subject to new rules, including a new surrender charge schedule for an annuity contract, or other product rules as applicable.

Assignment: You may not assign or pledge your qualified contract as collateral for a loan.

OTHER
Purchase payment credits: These are considered earnings and are taxed accordingly when surrendered or paid out.

Special considerations if you select any optional rider: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial surrenders from your contract. However, the IRS may determine that these charges should be treated as partial surrenders subject to taxation to the extent of any gain as well as the 10% tax penalty for surrenders before the age of 59 1/2, if applicable.

We reserve the right to report charges for these riders as partial surrenders if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on your death (Current Contract), or your or the annuitant’s death (Original Contract) as an annuity death benefit distribution, not as proceeds from life insurance.

Important: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.

RiverSource Life of NY’s tax status: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount’s value. This investment income, including realized capital gains, is not subject to any withholding for federal

 80  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS

or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities or in our tax status as we then understand it.

Tax qualification: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

Spousal status: Under the Code, spousal continuation and certain distribution options are available only to a person who is defined as a “spouse” under the Federal Defense of Marriage Act or other applicable Federal law. All contract provisions will be interpreted and administered in accordance with the requirements of the Code. Therefore, under current Federal law, if you are in the civil union or you are contemplating a civil union or same-sex marriage, you should note that the favorable tax treatment afforded under Federal law would not be available to the same-sex partner or same-sex spouse. Same-sex partners or spouses who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax adviser.

Voting Rights

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

•	the reserve held in each subaccount for your contract; divided by

•	the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders’ meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

Substitution of Investments

We may substitute the funds in which the subaccounts invest if:

•	laws or regulations change;

•	the existing funds become unavailable; or

•	in our judgment, the funds no longer are suitable (or are not the most suitable) for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

•	add new subaccounts;

•	combine any two or more subaccounts;

•	transfer assets to and from the subaccounts or the variable account; and

•	eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the Columbia Variable Portfolio — Cash Management Fund (Class 3). You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see “Transferring Between Accounts” above).

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS 81

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

About the Service Providers

PRINCIPAL UNDERWRITER
RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as the principal underwriter and general distributor of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

Sales of the Contract

•	Only securities broker-dealers (“selling firms”) registered with the SEC and members of the FINRA may sell the contract.

•	The contracts are continuously offered to the public through authorized selling firms. We and RiverSource Distributors have a sales agreement with the selling firm. The sales agreement authorizes the selling firm to offer the contracts to the public. RiverSource Distributors pays the selling firm (or an affiliated insurance agency) for contracts its investment professional sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when contracts are returned under the free look period.

Payments We Make to Selling Firms

•	We may use compensation plans which vary by selling firm. For example, some of these plans pay selling firms a commission of up to 7.00% each time a purchase payment is made. We may also pay ongoing trail commissions of up to 1.25% of the contract value. We do not pay or withhold payment of trail commissions based on which investment options you select.

•	We may pay selling firms an additional sales commission of up to 1.00% of purchase payments for a period of time we select. For example, we may offer to pay an additional sales commission to get selling firms to market a new or enhanced contract or to increase sales during the period.

•	In addition to commissions, we may, in order to promote sales of the contracts, and as permitted by applicable laws and regulation, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. We may offer these promotional incentives to all selling firms. The terms of such arrangements differ between selling firms. These promotional incentives may include but are not limited to:

•	sponsorship of marketing, educational, due diligence and compliance meetings and conferences we or the selling firm may conduct for investment professionals, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;

•	marketing support related to sales of the contract including for example, the creation of marketing materials, advertising and newsletters;

•	providing service to contract owners; and

•	funding other events sponsored by a selling firm that may encourage the selling firm’s investment professionals to sell the contract.

These promotional incentives or reimbursements may be calculated as a percentage of the selling firm’s aggregate, net or anticipated sales and/or total assets attributable to sales of the contract, and/or may be a fixed dollar amount. As noted below this additional compensation may cause the selling firm and its investment professionals to favor the contracts.

Sources of Payments to Selling Firms
We pay the commissions and other compensation described above from our assets. Our assets may include:

•	revenues we receive from fees and expenses that you will pay when buying, owning and making a surrender from the contract (see “Expense Summary”);

•	compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see “The Variable Account and the Funds — The Funds”);

•	compensation we or an affiliate receive from a fund’s investment adviser, subadviser, distributor or an affiliate of any of these (see “The Variable Account and the Funds — The Funds”); and

•	revenues we receive from other contracts we sell that are not securities and other businesses we conduct.

 82  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part or all of the commissions and other compensation described above indirectly through:

•	fees and expenses we collect from contract owners, including surrender charges; and

•	fees and expenses charged by the underlying subaccount funds in which you invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

Potential Conflicts of Interest
Compensation payment arrangements with selling firms can potentially:

•	give selling firms a heightened financial incentive to sell the contract offered in this prospectus over another investment with lower compensation to the selling firm.

•	cause selling firms to encourage their investment professionals to sell you the contract offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.

•	cause selling firms to grant us access to its investment professionals to promote sales of the contract offered in this prospectus, while denying that access to other firms offering similar contracts or other alternative investments which may pay lower compensation to the selling firm.

Payments to Investment Professionals

•	The selling firm pays its investment professionals. The selling firm decides the compensation and benefits it will pay its investment professionals.

•	To inform yourself of any potential conflicts of interest, ask the investment professional before you buy, how the selling firm and its investment professionals are being compensated and the amount of the compensation that each will receive if you buy the contract.

ISSUER
RiverSource Life of NY issues the contracts. We are located at 20 Madison Avenue Extension, Albany, NY 12203 and are a wholly-owned subsidiary of RiverSource Life Insurance Company which is a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business in the state of New York. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

LEGAL PROCEEDINGS
Life insurance companies have been the subject of increasing regulatory, legislative and judicial scrutiny. Numerous state and federal regulatory agencies have commenced examinations and other inquiries of insurance companies regarding sales and marketing practices (including sales to older consumers and disclosure practices), claims handling, and unclaimed property and escheatment practices and procedures.

RiverSource Life of NY is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life of NY believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS 83

APPENDICES

Table of Contents and Cross-Reference Table

APPENDIX NAME	PAGE #	CROSS-REFERENCE	PAGE #

Appendix A: Example — Surrender Charges	p. 85	Charges — Surrender Charge	p. 41
Appendix B: Example — Death Benefits	p. 94	Benefits in Case of Death	p. 59
Appendix C: Example — Accumulation Protector Benefit Rider	p. 96	Optional Benefits — Optional Living Benefits	p. 64
Appendix D: SecureSource Rider Disclosure	p. 97	N/A
Appendix E: Example — SecureSource Series of Riders	p. 109	Optional Benefits — Optional Living Benefits	p. 64
Appendix F: SecureSource Riders — Additional RMD Disclosure	p. 115	Optional Benefits — Optional Living Benefits	p. 64
Appendix G: Purchase Payment Credits for Eligible Contracts	p. 117	Buying Your Contract — Purchase Payment Credits	p. 39
Appendix H: Asset Allocation Program for Contracts With Applications Signed Before June 19, 2006	p. 118	N/A
Appendix I: Guarantor Withdrawal Benefit for Life Rider Disclosure	p. 119	N/A
Appendix J: Guarantor Withdrawal Benefit Rider Disclosure	p. 132	N/A
Appendix K: Income Assurer Benefit Riders	p. 141	N/A
Appendix L: Condensed Financial Information (Unaudited)	p. 150	Condensed Financial Information (Unaudited)	p. 18

The purpose of these appendices is first to illustrate the operation of various contract features and riders; second, to provide additional disclosure regarding various contract features and riders; and lastly, to provide condensed financial history (unaudited) of the subaccounts.

In order to demonstrate the contract features and riders, an example may show hypothetical contract values. These contract values do not represent past or future performance. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts, Special DCA fixed account (Current Contract), DCA fixed account (Original Contract), regular fixed account (Current Contract) and one-year fixed account (Original Contract) and the fees and charges that apply to your contract.

The examples of death benefits and optional riders in appendices include a partial surrender to illustrate the effect of a partial surrender on the particular benefit. These examples are intended to show how the optional riders operate, and do not take into account whether the rider is part of a qualified contract. Qualified contracts are subject to required minimum distributions at certain ages which may require you to take partial surrenders from the contract (see “Taxes — Qualified Annuities — Required Minimum Distributions”). If you are considering the addition of certain death benefits and/or optional riders to a qualified contract, you should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.

 84  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS

Appendix A: Example — Surrender Charges

Example — Surrender Charges

We determine your surrender charge by multiplying the amount of each purchase payment surrendered which could be subject to a surrender charge by the applicable surrender charge percentage, and then totaling the surrender charges. We calculate the amount of purchase payments surrendered (PPS) as:

Current Contract:
PPS	=	PPSC + PPF
PPSC	=	purchase payments surrendered that could be subject to a surrender charge
	=	(PS – FA) / (CV – FA) × (PP – PPF)
PPF	=	purchase payments surrendered that are not subject to a surrender charge
	=	FA – contract earnings, but not less than zero
PP	=	purchase payments not previously surrendered (total purchase payments – PPS from all previous surrenders)
PS	=	amount the contract value is reduced by the surrender
FA	=	total free amount = greater of contract earnings or 10% of prior anniversary’s contract value
CV	=	contract value prior to the surrender
Original Contract:
PPS	=	XSF + (ACV – XSF) / (CV – TFA) × (PPNPS – XSF)
XSF	=	10% of prior anniversary’s contract value – contract earnings, but not less than zero
ACV	=	amount the contract value is reduced by the surrender – contract earnings, but not less than zero
TFA	=	total free amount = greater of contract earnings or 10% of prior anniversary’s contract value
PPNPS	=	purchase payments not previously surrendered (total purchase payments – PPS from all previous surrenders)
CV	=	contract value prior to the surrender

When determining the surrender charge, contract earnings are defined as the contract value, less purchase payments not previously surrendered. We determine current contract earnings by looking at the entire contract value, not the earnings of any particular subaccount, the regular fixed account (Current Contract), the one-year fixed account (Original Contract), the Special DCA fixed account (Current Contract) or the DCA fixed account (Original Contract). If the contract value is less than purchase payments received and not previously surrendered, then contract earnings are zero.

The examples below show how the surrender charge for a full and partial surrender is calculated for a contract with a seven-year surrender charge schedule. Each example illustrates the amount of the surrender charge for both a contract that experiences gains and a contract that experiences losses, given the same set of assumptions.

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS 85

Current Contract: Full surrender charge calculation — seven-year surrender charge schedule:

This is an example of how we calculate the surrender charge on a contract with a seven-year (from the date of each purchase payment) surrender charge schedule and the following history:

Assumptions:

•	We receive a single $50,000 purchase payment;

•	During the fourth contract year you surrender the contract for its total value. The surrender charge percentage in the fourth year after a purchase payment is 7.0%; and

•	You have made no prior surrenders.

We will look at two situations, one where the contract has a gain and another where there is a loss:

		Contract with Gain	Contract with Loss
	Contract value just prior to surrender:	$60,000.00	$40,000.00
	Contract value on prior anniversary:	58,000.00	42,000.00
We calculate the surrender charge as follows:

Step 1.	First, we determine the amount of earnings available in the contract at the time of surrender as:
	Contract value just prior to surrender (CV):	60,000.00	40,000.00
	Less purchase payments received and not previously surrendered (PP):	50,000.00	50,000.00

	Earnings in the contract (but not less than zero):	10,000.00	0.00

Step 2.	Next, we determine the total free amount (FA) available in the contract as the greatest of the following values:
	Earnings in the contract:	10,000.00	0.00
	10% of the prior anniversary’s contract value:	5,800.00	4,200.00

	FA (but not less than zero):	10,000.00	4,200.00

Step 3.	Next we determine PPF, the amount by which the total free amount (FA) exceeds earnings.
	Total free amount (FA):	10,000.00	4,200.00
	Less earnings in the contract:	10,000.00	0.00

	PPF (but not less than zero):	0.00	4,200.00

Step 4.	Next we determine PS, the amount by which the contract value is reduced by the surrender.
	PS:	60,000.00	40,000.00

Step 5.	Now we can determine how much of the PP is being surrendered (PPS) as follows:
	PPS = PPF + PPSC = PPF+ (PS − FA) / (CV − FA) * (PP − PPF)
	PPF from Step 3 =	0.00	4,200.00
	PS from Step 4 =	60,000.00	40,000.00
	CV from Step 1 =	60,000.00	40,000.00
	FA from Step 2 =	10,000.00	4,200.00
	PP from Step 1 =	50,000.00	50,000.00

	PPS =	50,000.00	50,000.00

 86  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS

		Contract with Gain	Contract with Loss
Step 6.	We then calculate the surrender charge as a percentage of PPS. Note that for a contract with a loss, PPS may be greater than the amount you request to surrender:
	PPS:	50,000.00	50,000.00
	less PPF:	0.00	4,200.00

	PPSC = amount of PPS subject to a surrender charge:	50,000.00	45,800.00
	multiplied by the surrender charge rate:	× 7.0%	× 7.0%

	surrender charge:	3,500.00	3,206.00

Step 7.	The dollar amount you will receive as a result of your full surrender is determined as:
	Contract value surrendered:	60,000.00	40,000.00
	Surrender charge:	(3,500.00)	(3,206.00)
	Contract charge (assessed upon full surrender):	(40.00)	(40.00)

	Net full surrender proceeds:	$56,460.00	$36,754.00

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS 87

Current Contract: Partial surrender charge calculation — seven-year surrender charge schedule:

This is an example of how we calculate the surrender charge on a contract with a seven-year (from the date of each purchase payment) surrender charge schedule and the following history:

Assumptions:

•	We receive a single $50,000 purchase payment;

•	During the fourth contract year you request a net partial surrender of $15,000.00. The surrender charge percentage in the fourth year after a purchase payment is 7.0%; and

•	You have made no prior surrenders.

We will look at two situations, one where the contract has a gain and another where there is a loss:

		Contract with Gain	Contract with Loss
	Contract value just prior to surrender:	$60,000.00	$40,000.00
	Contract value on prior anniversary:	58,000.00	42,000.00

We determine the amount of contract value that must be surrendered in order for the net partial surrender proceeds to match the amount requested. We start with an estimate of the amount of contract value to surrender and calculate the resulting surrender charge and net partial surrender proceeds as illustrated below. We then adjust our estimate and repeat until we determine the amount of contract value to surrender that generates the desired net partial surrender proceeds.
We calculate the surrender charge for each estimate as follows:

Step 1.	First, we determine the amount of earnings available in the contract at the time of surrender as:
	Contract value just prior to surrender (CV):	60,000.00	40,000.00
	Less purchase payments received and not previously surrendered (PP):	50,000.00	50,000.00

	Earnings in the contract (but not less than zero):	10,000.00	0.00

Step 2.	Next, we determine the total free amount (FA) available in the contract as the greatest of the following values:
	Earnings in the contract:	10,000.00	0.00
	10% of the prior anniversary’s contract value:	5,800.00	4,200.00

	FA (but not less than zero):	10,000.00	4,200.00

Step 3.	Next we determine PPF, the amount by which the total free amount (FA) exceeds earnings.
	Total free amount (FA):	10,000.00	4,200.00
	Less earnings in the contract:	10,000.00	0.00

	PPF (but not less than zero):	0.00	4,200.00

Step 4.	Next we determine PS, the amount by which the contract value is reduced by the surrender.
	PS (determined by iterative process described above):	15,376.34	16,062.31

Step 5.	Now we can determine how much of the PP is being surrendered (PPS) as follows:
	PPS = PPF + PPSC = PPF + (PS − FA) / (CV − FA) * (PP − PPF)
	PPF from Step 3 =	0.00	4,200.00
	PS from Step 4 =	15,376.34	16,062.31
	CV from Step 1 =	60,000.00	40,000.00
	FA from Step 2 =	10,000.00	4,200.00
	PP from Step 1 =	50,000.00	50,000.00

	PPS =	5,376.34	19,375.80

 88  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS

		Contract with Gain	Contract with Loss
Step 6.	We then calculate the surrender charge as a percentage of PPS. Note that for a contract with a loss, PPS may be greater than the amount you request to surrender:
	PPS:	5,376.34	19,375.80
	less PPF:	0.00	4,200.00

	PPSC = amount of PPS subject to a surrender charge:	5,376.34	15,175.80
	multiplied by the surrender charge rate:	× 7.0%	× 7.0%

	surrender charge:	376.34	1,062.31

Step 7.	The dollar amount you will receive as a result of your partial surrender is determined as:
	Contract value surrendered:	15,376.34	16,062.31
	Surrender charge:	(376.34)	(1,062.31)

	Net partial surrender proceeds:	$15,000.00	$15,000.00

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS 89

Original Contract: Full surrender charge calculation — seven-year surrender charge schedule:

This is an example of how we calculate the surrender charge on a contract with a seven-year (from the date of each purchase payment) surrender charge schedule and the following history:

Assumptions:

•	We receive a single $50,000 purchase payment;

•	During the fourth contract year you surrender the contract for its total value. The surrender charge percentage in the fourth year after a purchase payment is 7.0%; and

•	You have made no prior surrenders.

We will look at two situations, one where the contract has a gain and another where there is a loss:

		Contract with Gain	Contract with Loss
	Contract value just prior to surrender:	$60,000.00	$40,000.00
	Contract value on prior anniversary:	58,000.00	42,000.00
We calculate the surrender charge as follows:

Step 1.	First, we determine the amount of earnings available in the contract at the time of surrender as:
	Contract value just prior to surrender (CV):	60,000.00	40,000.00
	Less purchase payments received and not previously surrendered (PPNPS):	50,000.00	50,000.00

	Earnings in the contract (but not less than zero):	10,000.00	0.00

Step 2.	Next, we determine the total free amount (TFA) available in the contract as the greatest of the following values:
	Earnings in the contract:	10,000.00	0.00
	10% of the prior anniversary’s contract value:	5,800.00	4,200.00

	TFA (but not less than zero):	10,000.00	4,200.00
Step 3.	Next we determine ACV, the amount by which the contract value surrendered exceeds earnings.
	Contract value surrendered:	60,000.00	40,000.00
	Less earnings in the contract:	10,000.00	0.00

	ACV (but not less than zero):	50,000.00	40,000.00

Step 4.	Next we determine XSF, the amount by which 10% of the prior anniversary’s contract value exceeds earnings.
	10% of the prior anniversary’s contract value:	5,800.00	4,200.00
	Less earnings in the contract:	10,000.00	0.00

	XSF (but not less than zero):	0.00	4,200.00

Step 5.	Now we can determine how much of the PPNPS is being surrendered (PPS) as follows:

	PPS = XSF + (ACV – XSF) / (CV – TFA) * (PPNPS – XSF)

	XSF from Step 4 =	0.00	4,200.00
	ACV from Step 3 =	50,000.00	40,000.00
	CV from Step 1 =	60,000.00	40,000.00
	TFA from Step 2 =	10,000.00	4,200.00
	PPNPS from Step 1 =	50,000.00	50,000.00

	PPS =	50,000.00	50,000.00

 90  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS

		Contract with Gain	Contract with Loss
Step 6.	We then calculate the surrender charge as a percentage of PPS. Note that for a contract with a loss, PPS may be greater than the amount you request to surrender:
	PPS:	50,000.00	50,000.00
	less XSF:	0.00	4,200.00

	amount of PPS subject to a surrender charge:	50,000.00	45,800.00
	multiplied by the surrender charge rate:	× 7.0%	× 7.0%

	surrender charge:	3,500.00	3,206.00

Step 7.	The dollar amount you will receive as a result of your full surrender is determined as:
	Contract value surrendered:	60,000.00	40,000.00
	Surrender charge:	(3,500.00)	(3,206.00)
	Contract charge (assessed upon full surrender):	(40.00)	(40.00)

	Net full surrender proceeds:	$56,460.00	$36,754.00

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS 91

Original Contract: Partial surrender charge calculation — seven-year surrender charge schedule:

This is an example of how we calculate the surrender charge on a contract with a seven-year (from the date of each purchase payment) surrender charge schedule and the following history:

Assumptions:

•	We receive a single $50,000 purchase payment;

•	During the fourth contract year you request a net partial surrender of $15,000.00. The surrender charge percentage in the fourth year after a purchase payment is 7.0%; and

•	You have made no prior surrenders.

We will look at two situations, one where the contract has a gain and another where there is a loss:

		Contract with Gain	Contract with Loss
	Contract value just prior to surrender:	$60,000.00	$40,000.00
	Contract value on prior anniversary:	58,000.00	42,000.00

We determine the amount of contract value that must be surrendered in order for the net partial surrender proceeds to match the amount requested. We start with an estimate of the amount of contract value to surrender and calculate the resulting surrender charge and net partial surrender proceeds as illustrated below. We then adjust our estimate and repeat until we determine the amount of contract value to surrender that generates the desired net partial surrender proceeds

We calculate the surrender charge for each estimate as follows:

Step 1.	First, we determine the amount of earnings available in the contract at the time of surrender as:
	Contract value just prior to surrender (CV):	60,000.00	40,000.00
	Less purchase payments received and not previously surrendered (PPNPS):	50,000.00	50,000.00

	Earnings in the contract (but not less than zero):	10,000.00	0.00

Step 2.	Next, we determine the Total Free Amount (TFA) available in the contract as the greatest of the following values:
	Earnings in the contract:	10,000.00	0.00
	10% of the prior anniversary’s contract value:	5,800.00	4,200.00

	TFA (but not less than zero):	10,000.00	4,200.00

Step 3.	Next we determine ACV, the amount by which the contract value surrendered exceeds earnings
	Contract value surrendered:	15,376.34	16,062.31
	Less earnings in the contract:	10,000.00	0.00

	ACV (but not less than zero):	5,376.34	16,062.31

Step 4.	Next we determine XSF, the amount by which 10% of the prior anniversary’s contract value exceeds earnings
	10% of the prior anniversary’s contract value:	5,800.00	4,200.00
	Less earnings in the contract:	10,000.00	0.00

	XSF (but not less than zero):	0.00	4,200.00

 92  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS

		Contract with Gain	Contract with Loss

Step 5.	Now we can determine how much of the PPNPS is being surrendered (PPS) as follows:
	PPS = XSF + (ACV – XSF) / (CV – TFA) * (PPNPS – XSF)
	XSF from Step 4 =	0.00	4,200.00
	ACV from Step 3 =	5,376.34	16,062.31
	CV from Step 1 =	60,000.00	40,000.00
	TFA from Step 2 =	10,000.00	4,200.00
	PPNPS from Step 1 =	50,000.00	50,000.00

	PPS =	5,376.34	19,375.80
Step 6.	We then calculate the surrender charge as a percentage of PPS. Note that for a contract with a loss, PPS may be greater than the amount you request to surrender:
	PPS:	5,376.34	19,375.80
	less XSF:	0.00	4,200.00

	amount of PPS subject to a surrender charge:	5,376.34	15,175.80
	multiplied by the surrender charge rate:	× 7.0%	× 7.0%

	surrender charge:	376.34	1,062.31
Step 7.	The dollar amount you will receive as a result of your partial surrender is determined as:
	Contract value surrendered:	15,376.34	16,062.31
	Surrender charge:	(376.34)	(1,062.31)

	Net partial surrender proceeds:	$15,000.00	$15,000.00

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS 93

Appendix B: Example — Death Benefits

Current Contract:

Example — ROPP Death Benefit

Assumptions:

•	You purchase the contract with a payment of $20,000; and

•	on the first contract anniversary you make an additional purchase payment of $5,000; and

•	During the second contract year the contract value falls to $22,000 and you take a $1,500 (including surrender charge) partial surrender; and

•	During the third contract year the contract value grows to $23,000.

We calculate the ROPP Death Benefit as follows:
Contract value at death:	$23,000.00

Purchase payments minus adjusted partial surrenders:
Total purchase payments:	$25,000.00
minus adjusted partial surrenders calculated as:

$1,500 × $25,000 $22,000 =	–1,704.55

for a death benefit of:	$23,295.45

The ROPP Death Benefit, calculated as the greatest of these two values:	$23,295.45

Example — MAV Death Benefit

Assumptions:

•	You purchase the contract with a payment of $25,000; and

•	on the first contract anniversary the contract value grows to $26,000; and

•	During the second contract year the contract value falls to $22,000, at which point you take a $1,500 (including surrender charge) partial surrender, leaving a contract value of $20,500.

We calculate the MAV Death Benefit, which is based on the greater of three values, as follows:
1. Contract value at death:	$20,500.00

2. Purchase payments minus adjusted partial surrenders:
Total purchase payments:	$25,000.00
minus adjusted partial surrenders, calculated as:

$1,500 × $25,000 $22,000 =	–1,704.55

for a death benefit of:	$23,295.45

3. The MAV immediately preceding the date of death:
Greatest of your contract anniversary values:	$26,000.00
plus purchase payments made since the prior anniversary:	+0.00
minus adjusted partial surrenders, calculated as:

$1,500 × $26,000 $22,000 =	–1,772.73

for a death benefit of:	$24,227.27

The MAV Death Benefit, calculated as the greatest of these three values, which is the MAV:	$24,227.27

 94  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS

Original Contract:

Example — ROP Death Benefit

Assumptions:

•	You purchase the contract with a payment of $20,000; and

•	on the first contract anniversary you make an additional purchase payment of $5,000; and

•	During the second contract year the contract value falls to $22,000 and you take a $1,500 (including surrender charge) partial surrender; and

•	During third contract year the contract value grows to $23,000.

We calculate the ROP Death Benefit as follows:
1. Contract value at death:	$23,000.00

2. Purchase payments minus adjusted partial surrenders:
Total purchase payments:	$25,000.00
minus adjusted partial surrenders calculated as:

$1,500 × $25,000 $22,000 =	–1,704.55

for a death benefit of:	$23,295.45

The ROP Death Benefit, calculated as the greatest of these two values:	$23,295.45

Example — MAV Death Benefit

Assumptions:

•	You purchase the contract with a payment of $25,000; and

•	on the first contract anniversary the contract value grows to $26,000; and

•	During the second contract year the contract value falls to $22,000, at which point you take a $1,500 (including surrender charge) partial surrender, leaving a contract value of $20,500.

We calculate the MAV Death Benefit, which is based on the greater of three values, as follows:
1. Contract value at death:	$20,500.00

2. Purchase payments minus adjusted partial surrenders:
Total purchase payments:	$25,000.00
minus adjusted partial surrenders, calculated as:

$1,500 × $25,000 $22,000 =	–1,704.55

for a death benefit of:	$23,295.45

3. The MAV immediately preceding the date of death:
Greatest of your contract anniversary values:	$26,000.00
plus purchase payments made since the prior anniversary:	+0.00
minus adjusted partial surrenders, calculated as:

$1,500 × $26,000 $22,000 =	–1,772.73

for a death benefit of:	$24,227.27

The MAV Death Benefit, calculated as the greatest of these three values, which is the MAV:	$24,227.27

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS 95

Appendix C: Example — Accumulation Protector Benefit Rider

The following example shows how the Accumulation Protector Benefit rider works based on hypothetical values. It is not intended to depict investment performance of the contract.

The example assumes:

•	You purchase the contract with a seven-year withdrawal schedule (with the Accumulation Protector Benefit rider) with a payment of $100,000. No purchase payment credit applies.

•	You make no additional purchase payments.

•	You do not exercise the elective step-up option.

		MCAV
	Partial Surrender	Adjustment		Accumulation	Hypothetical
End of	(beginning	for Partial		Benefit	Assumed
Contract Year	of year)	Surrender	MCAV	Amount	Contract Value

1	$0	$0	$100,000	$0	$112,000

2	0	0	102,400	0	128,000

3	0	0	108,000	0	135,000

4	0	0	108,000	0	118,000

5	0	0	108,000	0	100,000

6	2,000	2,160	105,840	0	122,000

7	0	0	112,000	0	140,000

8	0	0	112,000	0	121,000

9	5,000	4,628	107,372	0	98,000

10	0	0	107,372	22,372	85,000

 96  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS

Appendix D: SecureSource Rider Disclosure

SECURESOURCE RIDERS

There are two optional SecureSource riders available under your contract:

•	SecureSource – Single Life; or

•	SecureSource – Joint Life.

The information in this section applies to both SecureSource riders, unless otherwise noted.

The SecureSource – Single Life rider covers one person. The SecureSource – Joint Life Rider covers two spouses jointly who are named at contract issue. You may elect only the SecureSource – Single Life rider or the SecureSource – Joint Life rider, not both, and you may not switch riders later. You must elect the rider when you purchase your contract. The rider effective date will be the contract issue date.

The SecureSource rider is an optional benefit that you may select for an additional annual charge if:

•	Single Life: you and the annuitant are 80 or younger on the date the contract is issued; or

•	Joint Life: you and your spouse are 80 or younger on the date the contract is issued.

The SecureSource rider is not available under an inherited qualified annuity.

The SecureSource rider guarantees (unless the rider is terminated. See “Rider Termination” heading below.) that regardless of the investment performance of your contract you will be able to withdraw up to a certain amount each year from the contract before the annuity payouts begin until:

•	Single Life: you have recovered at minimum all of your purchase payments or, if later, until death (see “At Death” heading below) — even if the contract value is zero.

•	Joint Life: you have recovered at minimum all of your purchase payments or, if later, until the death of the last surviving covered spouse (see “Joint Life only: Covered Spouses” and “At Death” headings below), even if the contract value is zero.

For the purpose of this rider, the term “withdrawal” is equal to the term “surrender” in the contract or any riders. Withdrawals will adjust contract values and benefits in the same manner as surrenders.

The SecureSource rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and wish to ensure that market performance will not adversely affect your ability to withdraw your principal over time.

Under the terms of the SecureSource rider, the calculation of the amount which can be withdrawn in each contract year varies depending on several factors, including but not limited to the waiting period (see “Waiting period” heading below) and whether or not the lifetime withdrawal benefit has become effective:

(1)	The basic withdrawal benefit gives you the right to take limited withdrawals in each contract year and guarantees that over time the withdrawals will total an amount equal to, at minimum, your purchase payments (unless the rider is terminated. See “Rider Termination” heading below). Key terms associated with the basic withdrawal benefit are “Guaranteed Benefit Payment (GBP)”, “Remaining Benefit Payment (RBP)”, “Guaranteed Benefit Amount (GBA)” and “Remaining Benefit Amount (RBA).” See these headings below for more information.

(2)	The lifetime withdrawal benefit gives you the right, under certain limited circumstances defined in the rider, to take limited withdrawals until the later of:

•	Single Life: death (see “At Death” heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero (unless the rider is terminated. See “Rider Termination” heading below);

•	Joint Life: death of the last surviving covered spouse (see “At Death” heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero (unless the rider is terminated. See “Rider Termination” heading below).

Key terms associated with the lifetime withdrawal benefit are “Annual Lifetime Payment (ALP)”, “Remaining Annual Lifetime Payment (RALP)”, “Single Life only: Covered Person”, “Joint Life only: Covered Spouses” and “Annual Lifetime Payment Attained Age (ALPAA).” See these headings below for more information.

Only the basic withdrawal benefit will be in effect prior to the date that the lifetime withdrawal benefit becomes effective. The lifetime withdrawal benefit becomes effective automatically on the rider anniversary date after the:

•	Single Life: covered person reaches age 68, or the rider effective date if the covered person is age 68 or older on the rider effective date (see “Annual Lifetime Payment Attained Age (ALPAA)” heading below);

•	Joint Life: younger covered spouse reaches age 68, or the rider effective date if the younger covered spouse is age 68 or older on the rider effective date (see “Annual Lifetime Payment Attained Age (ALPAA)” and “Annual Lifetime Payments (ALP)” headings below).

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS 97

Provided annuity payouts have not begun, the SecureSource rider guarantees that you may take the following withdrawal amounts each contract year:

•	Before the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RBP at the beginning of the contract year;

•	After the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RALP or the RBP at the beginning of the contract year, but the rider does not guarantee withdrawal of the sum of both the RALP and the RBP in a contract year.

If you withdraw less than the allowed withdrawal amount in a contract year, the unused portion cannot be carried over to the next contract year. As long as your withdrawals in each contract year do not exceed the annual withdrawal amount allowed under the rider:

•	Single Life: and there has not been a contract ownership change or spousal continuation of the contract, the guaranteed amounts available for withdrawal will not decrease;

•	Joint Life: the guaranteed amounts available for withdrawal will not decrease.

If you withdraw more than the allowed withdrawal amount in a contract year, we call this an “excess withdrawal” under the rider. Excess withdrawals trigger an adjustment of a benefit’s guaranteed amount, which may cause it to be reduced (see “GBA Excess Withdrawal Processing,” “RBA Excess Withdrawal Processing,” and “ALP Excess Withdrawal Processing” headings below).

Please note that basic withdrawal benefit and lifetime withdrawal benefit each has its own definition of the allowed annual withdrawal amount. Therefore a withdrawal may be considered an excess withdrawal for purposes of the lifetime withdrawal benefit only, the basic withdrawal benefit only, or both.

If your withdrawals exceed the greater of the RBP or the RALP, withdrawal charges under the terms of the contract may apply (see “Charges — Surrender Charges”). The amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. We pay you the amount you request. Any withdrawals you take under the contract will reduce the value of the death benefits (see “Benefits in Case of Death”). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see “Making the Most of Your Contract — Surrenders”).

The rider’s guaranteed amounts can be increased at the specified intervals if your contract value has increased. An annual step up feature is available at each contract anniversary, subject to certain conditions, and may be applied automatically to your contract or may require you to elect the step up (see “Annual Step Up” heading below). If you exercise the annual step up election, the spousal continuation step up election (see “Spousal Continuation Step Up” heading below) or change your PN program model portfolio or investment option, the rider charge may change (see “Charges”).

If you take withdrawals during the waiting period, any prior steps ups applied will be reversed and step ups will not be available until the end of the waiting period. You may take withdrawals after the waiting period without reversal of prior step ups.

You should consider whether a SecureSource rider is appropriate for you because:

•	Lifetime Withdrawal Benefit Limitations: The lifetime withdrawal benefit is subject to certain limitations, including but not limited to:

(a)	Single Life: Once the contract value equals zero, payments are made for as long as the oldest owner or annuitant is living (see “If Contract Value Reduces to Zero” heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the first death of any owner or annuitant except as otherwise provided below (see “At Death” heading below). Therefore, if there are multiple contract owners or the annuitant is not an owner, the rider may terminate or the lifetime withdrawal benefit may be reduced. This possibility may present itself when:

(i)	There are multiple contract owners — when one of the contract owners dies the benefit terminates even though other contract owners are still living (except if the contract is continued under the spousal continuation provision of the contact); or

(ii)	The owner and the annuitant are not the same persons — if the annuitant dies before the owner, the benefit terminates even though the owner is still living. This could happen, for example, when the owner is younger than the annuitant. This risk increases as the age difference between owner and annuitant increases.

Joint Life: Once the contract value equals zero, payments are made for as long as either covered spouse is living (see “If Contract Value Reduces to Zero” heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the death of the last surviving covered spouse (see “At Death” heading below).

 98  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS

(b)	Excess withdrawals can reduce the ALP to zero even though the GBA, RBA, GBP and/or RBP values are greater than zero. If the both the ALP and the contract value are zero, the lifetime withdrawal benefit will terminate.

(c)	When the lifetime withdrawal benefit is first established, the initial ALP is based on

(i)	Single Life: the basic withdrawal benefit’s RBA at that time (see “Annual Lifetime Payment (ALP)” heading below), unless there has been a spousal continuation or ownership change; or

(ii)	Joint Life: the basic withdrawal benefit’s RBA at that time (see “Annual Lifetime Payment (ALP)” heading below).

Any withdrawal you take before the ALP is established reduces the RBA and therefore may result in a lower amount of lifetime withdrawals you are allowed to take.

(d)	Withdrawals can reduce both the contract value and the RBA to zero prior to the establishment of the ALP. If this happens, the contract and the rider will terminate.

•	Use of Portfolio Navigator Program Required: You must elect one of the PN program model portfolios or investment options offered under the PN program. This requirement limits your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts or the one-year fixed account that are available under the contract to contract owners who do not elect the rider. (See “Making the Most of Your Contract — Portfolio Navigator Program.”) You may allocate qualifying purchase payments and any purchase payment credits to the DCA fixed account, when available (see “DCA Fixed Account”), and we will make monthly transfers into the PN program model portfolio or investment option you have chosen. You may make two elective PN program model portfolio or investment option changes per contract year; we reserve the right to limit elective PN program model portfolio or investment option changes if required to comply with the written instructions of a fund (see “Market Timing”).

You can allocate your contract value to any available PN program investment option during the following times: (1) prior to your first withdrawal and (2) following a benefit reset as described below but prior to any subsequent withdrawal. During these accumulation phases, you may request to change your PN program model portfolio or investment option to any available PN program investment option.

Immediately following a withdrawal your contract value will be reallocated to the target investment option as shown in your contract if your current PN program model portfolio or investment option is more aggressive than the target PN program model portfolio or investment option. If you are in the static model portfolio this reallocation will be made to the applicable fund of funds investment option. This automatic reallocation is not included in the total number of allowed PN program model portfolio or investment option changes per contract year and will not cause your rider fee to increase. The target PN program investment option is currently the Moderate investment option. We reserve the right to change the target investment option to an investment option that is more aggressive than the current target investment option after 30 days written notice.

After you have taken a withdrawal and prior to any benefit reset as described below, you are in a withdrawal phase. During withdrawal phases you may request to change your PN program model portfolio or investment option to the target or any PN program model portfolio or investment option that is more conservative than the target PN program model portfolio or investment option without a benefit reset as described below. If you are in a withdrawal phase and you choose to allocate your contract value an investment option that is more aggressive than the target investment option, your rider benefit will be reset as follows:

(a) the total GBA will be reset to the lesser of its current value or the contract value; and

(b) the total RBA will be reset to the lesser of its current value or the contract value; and

(c) the ALP, if established, will be reset to the lesser of its current value or:

•	Single Life: 6%;

•	Joint Life: 5.5%,

of the contract value; and

(d)	the GBP will be recalculated as described below, based on the reset GBA and RBA; and

(e)	the RBP will be recalculated as the reset GBP less all prior withdrawals made during the current contract year, but not be less than zero; and

(f)	the RALP will be recalculated as the reset ALP less all prior withdrawals made during the current contract year, but not be less than zero.

You may request to change your investment option (or change from the model portfolio to an investment option) by written request on an authorized form or by another method agreed to by us.

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS 99

You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation because:

•	Tax Considerations for Nonqualified Annuities: Under current federal income tax law, withdrawals under nonqualified annuities, including withdrawals taken from the contract under the terms of the rider, are treated less favorably than amounts received as annuity payments under the contract (see “Taxes — Nonqualified Annuities”). Withdrawals are taxable income to the extent of earnings. Withdrawals of earnings before age 59 1/2 may also incur a 10% IRS early withdrawal penalty. You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation.

•	Tax Considerations for Qualified Annuities: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see “Taxes — Qualified Annuities — Required Minimum Distributions”). If you have a qualified annuity, you may need to take an RMD that exceeds the guaranteed amount of withdrawal available under the rider and such withdrawals may reduce future benefits guaranteed under the rider. While the rider permits certain excess withdrawals to be made for the purpose of satisfying RMD requirements for your contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. See Appendix F for additional information.

•	Limitations on TSAs: Your right to take withdrawals is restricted if your contract is a TSA (see “TSA — Special Provisions”).

Key terms and provisions of the SecureSource rider are described below:

Withdrawal: The amount by which your contract value is reduced as a result of any withdrawal request. It may differ from the amount of your request due to any surrender charge.

Waiting period: The period of time starting on the rider effective date during which the annual step up is not available if you take withdrawals. The current waiting period is three years.

Guaranteed Benefit Amount (GBA): The total cumulative withdrawals guaranteed by the rider under the basic withdrawal benefit. The maximum GBA is $5,000,000. The GBA cannot be withdrawn and is not payable as a death benefit. It is an interim value used to calculate the amount available for withdrawals each year under the basic withdrawal benefit (see “Guaranteed Benefit Payment” below). At any time, the total GBA is the sum of the individual GBAs associated with each purchase payment.

The GBA is determined at the following times, calculated as described:

•	At contract issue — the GBA is equal to the initial purchase payment.

•	When you make additional purchase payments — each additional purchase payment has its own GBA equal to the amount of the purchase payment.

•	At step up — (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).

•	When an individual RBA is reduced to zero — the GBA that is associated with that RBA will also be set to zero.

•	When you make a withdrawal during the waiting period and after a step up — Any prior annual step ups will be reversed. Step up reversal means that the GBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

•	When you make a withdrawal at any time and the amount withdrawn is:

(a)	less than or equal to the total RBP — the GBA remains unchanged. If there have been multiple purchase payments, both the total GBA and each payment’s GBA remain unchanged.

(b)	is greater than the total RBP — GBA excess withdrawal processing will be applied to the GBA. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

GBA EXCESS WITHDRAWAL PROCESSING
The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment’s GBA after the withdrawal will be reset to equal that payment’s RBA after the withdrawal plus (a) times (b), where:

(a)	is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b)	is each payment’s GBA before the withdrawal less that payment’s RBA after the withdrawal.

 100  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS

Remaining Benefit Amount (RBA): Each withdrawal you make reduces the amount that is guaranteed by the rider as future withdrawals. At any point in time, the RBA equals the amount of GBA that remains available for withdrawals for the remainder of the contract’s life, and total RBA is the sum of the individual RBAs associated with each purchase payment. The maximum RBA is $5,000,000.

The RBA is determined at the following times, calculated as described:

•	At contract issue — the RBA is equal to the initial purchase payment plus any purchase payment credit.

•	When you make additional purchase payments — each additional purchase payment has its own RBA initially set equal to that payment’s GBA (the amount of the purchase payment plus any purchase payment credit).

•	At step up — (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).

•	When you make a withdrawal during the waiting period and after a step up — Any prior annual step ups will be reversed. Step up reversal means that the RBA associated with each purchase payment will be reset to the amount of that purchase payment plus any purchase payment credit. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

•	When you make a withdrawal at any time and the amount withdrawn is:

(a)	less than or equal to the total RBP — the total RBA is reduced by the amount of the withdrawal. If there have been multiple purchase payments, each payment’s RBA is reduced in proportion to its RBP.

(b)	is greater than the total RBP — RBA excess withdrawal processing will be applied to the RBA. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

RBA EXCESS WITHDRAWAL PROCESSING
The total RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the total RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, both the total RBA and each payment’s RBA will be reset. The total RBA will be reset according to the excess withdrawal processing described above. Each payment’s RBA will be reset in the following manner:

1.	The withdrawal amount up to the total RBP is taken out of each RBA bucket in proportion to its individual RBP at the time of the withdrawal; and

2.	The withdrawal amount above the total RBP and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

Guaranteed Benefit Payment (GBP): At any time, the amount available for withdrawal in each contract year after the waiting period, until the RBA is reduced to zero, under the basic withdrawal benefit. At any point in time, each purchase payment has its own GBP, which is equal to the lesser of that payment’s RBA or 7% of that payment’s GBA, and the total GBP is the sum of the individual GBPs.

During the waiting period, the guaranteed annual withdrawal amount may be less than the GBP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see “Waiting Period” heading above).

The guaranteed annual withdrawal amount during the waiting period is equal to the value of the RBP at the beginning of the contract year.

The GBP is determined at the following times, calculated as described:

•	At contract issue — the GBP is established as 7% of the GBA value.

•	At each contract anniversary — each payment’s GBP is reset to the lesser of that payment’s RBA or 7% of that payment’s GBA value.

•	When you make additional purchase payments — each additional purchase payment has its own GBP equal to 7% of the purchase payment amount plus any purchase payment credit.

•	At step up — (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).

•	When an individual RBA is reduced to zero — the GBP associated with that RBA will also be reset to zero.

•	When you make a withdrawal during the waiting period and after a step up — Any prior annual step ups will be reversed. Step up reversal means that the GBA and the RBA associated with each purchase payment will be reset to the amount of that purchase payment plus any purchase payment credit. Each payment’s GBP will be reset to 7% of that purchase payment plus any purchase payment credit. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

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•	When you make a withdrawal at any time and the amount withdrawn is:

(a)	less than or equal to the total RBP — the GBP remains unchanged.

(b)	is greater than the total RBP — each payment’s GBP is reset to the lesser of that payment’s RBA or 7% of that payment’s GBA value, based on the RBA and GBA after the withdrawal. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

Remaining Benefit Payment (RBP): The amount available for withdrawal for the remainder of the contract year under the basic withdrawal benefit. At any point in time, the total RBP is the sum of the RBPs for each purchase payment. During the waiting period, when the guaranteed amount may be less than the GBP, the value of the RBP at the beginning of the contract year will be that amount that is actually guaranteed each contract year.

The RBP is determined at the following times, calculated as described:

•	At the beginning of each contract year during the waiting period and prior to any withdrawal — the RBP for each purchase payment is set equal to that purchase payment plus any purchase payment credit multiplied by 7%.

•	At the beginning of any other contract year — the RBP for each purchase payment is set equal to that purchase payment’s GBP.

•	When you make additional purchase payments — each additional purchase payment has its own RBP equal to that payment’s GBP.

•	At step up — (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).

•	At spousal continuation — (see “Spousal Option to Continue the Contract” heading below).

•	When an individual RBA is reduced to zero — the RBP associated with that RBA will also be reset to zero.

•	When you make any withdrawal — the total RBP is reset to equal the total RBP immediately prior to the withdrawal less the amount of the withdrawal, but not less than zero. If there have been multiple purchase payments, each payment’s RBP is reduced proportionately. If you withdraw an amount greater than the RBP, GBA excess withdrawal processing and RBA excess withdrawal processing are applied and the amount available for future withdrawals for the remainder of the contract’s life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in the excess withdrawal processing, the applicable RBP will not yet reflect the amount of the current withdrawal.

Single Life only: Covered Person: The person whose life is used to determine when the ALP is established, and the duration of the ALP payments (see “Annual Lifetime Payment (ALP)” heading below). The covered person is the oldest contract owner or annuitant. If the owner is a nonnatural person, i.e., a trust or corporation, the covered person is the oldest annuitant. A spousal continuation or a change of contract ownership may reduce the amount of the lifetime withdrawal benefit and may change the covered person.

Joint Life only: Covered Spouses: The contract owner and his or her legally married spouse as defined under federal law, as named on the application for as long as the marriage is valid and in effect. If the contract owner is a nonnatural person (e.g., a trust), the covered spouses are the annuitant and the legally married spouse of the annuitant. The covered spouses lives are used to determine when the ALP is established, and the duration of the ALP payments (see “Annual Lifetime Payment (ALP)” heading below). The covered spouses are established on the rider effective date and cannot be changed.

Annual Lifetime Payment Attained Age (ALPAA):

•	Single Life: The covered person’s age after which time the lifetime benefit can be established. Currently, the lifetime benefit can be established on the later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 68.

•	Joint Life: The age of the younger covered spouse at which time the lifetime benefit is established.

Annual Lifetime Payment (ALP): Once established, the ALP under the lifetime withdrawal benefit is at any time the amount available for withdrawals in each contract year after the waiting period until the later of:

•	Single Life: death; or

•	Joint Life: death of the last surviving covered spouse; or

•	the RBA is reduced to zero.

The maximum ALP is:

•	Single Life: $300,000;

•	Joint Life: $275,000.

Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the ALP is zero.

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During the waiting period, the guaranteed annual lifetime withdrawal amount may be less than the ALP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see “Waiting Period” heading above). The guaranteed annual lifetime withdrawal amount during the waiting period is equal to the value of the RALP at the beginning of the contract year.

The ALP is determined at the following times:

•	Single Life: The later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 68 — the ALP is established as 6% of the total RBA.

•	Joint Life: The ALP is established as 5.5% of the total RBA on the earliest of the following dates:

(a)	the rider effective date if the younger covered spouse has already reached age 68.

(b)	the rider anniversary on/following the date the younger covered spouse reaches age 68.

(c)	upon the first death of a covered spouse, then

(1)	the date we receive written request when the death benefit is not payable and the surviving covered spouse has already reached age 68; or

(2)	the date spousal continuation is effective when the death benefit is payable and the surviving covered spouse has already reached age 68; or

(3)	the rider anniversary on/following the date the surviving covered spouse reaches age 68.

(d)	Following dissolution of marriage of the covered spouses,

(1)	the date we receive written request if the remaining covered spouse who is the owner (or annuitant in the case of nonnatural ownership) has already reached age 68; or

(2)	the rider anniversary on/following the date the remaining covered spouse who is the owner (or annuitant in the case of nonnatural ownership) reaches age 68.

•	When you make additional purchase payments — each additional purchase payment increases the ALP by:

•	Single Life: 6%;

•	Joint Life: 5.5%,

of the amount of the purchase payment.

•	At step ups — (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).

•	Single Life: At spousal continuation or contract ownership change — (see “Spousal Option to Continue the Contract” and “Contract Ownership Change” headings below).

•	When you make a withdrawal during the waiting period and after a step up — Any prior annual step ups will be reversed. Step up reversal means that the ALP will be reset to equal total purchase payments multiplied by:

•	Single Life: 6%;

•	Joint Life: 5.5%,

The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

•	When you make a withdrawal at any time and the amount withdrawn is:

(a)	less than or equal to the RALP — the ALP remains unchanged.

(b)	is greater than the RALP — ALP excess withdrawal processing will be applied to the ALP. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

ALP EXCESS WITHDRAWAL PROCESSING
The ALP is reset to the lesser of the ALP immediately prior to the withdrawal, or

•	Single Life: 6%;

•	Joint Life: 5.5%,

of the contract value immediately following the withdrawal.

Remaining Annual Lifetime Payment (RALP): The amount available for withdrawal for the remainder of the contract year under the lifetime withdrawal benefit. During the waiting period, when the guaranteed annual withdrawal amount may be less than the ALP, the value of the RALP at the beginning of the contract year will be the amount that is actually guaranteed each contract year. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the RALP is zero.

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The RALP is determined at the following times:

•	The RALP is established at the same time as the ALP, and:

(a)	During the waiting period and prior to any withdrawals — the RALP is established equal to:

•	Single Life: 6%;

•	Joint Life: 5.5%,

of purchase payments.

(b)	At any other time — the RALP is established equal to the ALP less all prior withdrawals made in the contract year but not less than zero.

•	At the beginning of each contract year during the waiting period and prior to any withdrawals — the RALP is set equal to the total purchase payments, multiplied by:

•	Single Life: 6%;

•	Joint Life: 5.5%.

•	At the beginning of any other contract year — the RALP is set equal to ALP.

•	When you make additional purchase payments — each additional purchase payment increases the RALP by:

•	Single Life: 6%;

•	Joint Life: 5.5%,

of the purchase payment amount.

•	At step ups — (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).

•	When you make any withdrawal — the RALP equals the RALP immediately prior to the withdrawal less the amount of the withdrawal but not less than zero. If you withdraw an amount greater than the RALP, ALP excess withdrawal processing is applied and may reduce the amount available for future withdrawals. When determining if a withdrawal will result in excess withdrawal processing, the applicable RALP will not yet reflect the amount of the current withdrawal.

Required Minimum Distributions (RMD): If you are taking RMDs from your contract and your RMD calculated separately for your contract is greater than the RBP or the RALP on the most recent contract anniversary, the portion of your RMD that exceeds the RBP or RALP on the most recent rider anniversary will not be subject to excess withdrawal processing provided that the following conditions are met:

•	The RMD is for your contract alone;

•	The RMD is based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and

•	The RMD amount is otherwise based on the requirements of section 401(a)(9), related Code provisions and regulations thereunder that were in effect on the effective date of the rider.

RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.

Withdrawal amounts greater than the RBP or RALP on the contract anniversary date that do not meet these conditions will result in excess withdrawal processing as described above. See Appendix F for additional information.

Step Up Date: The date any step up becomes effective, and depends on the type of step up being applied (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).

Annual Step Up: Beginning with the first contract anniversary, an increase of the GBA, RBA, GBP, RBP, ALP and/or RALP values may be available. A step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, RBP, ALP and RALP, and may extend the payment period or increase the allowable payment.

The annual step up may be available as described below, subject to the following rules:

•	The annual step up is effective on the step up date.

•	Only one step up is allowed each contract year.

•	If you take any withdrawals during the waiting period, any previously applied step ups will be reversed and the Annual step up will not be available until the end of the waiting period.

•	On any rider anniversary where the RBA or, if established, the ALP would increase and the application of the step up would not increase the rider charge, the annual step up will be automatically applied to your contract, and the step up date is the contract anniversary date.

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•	If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary as long as either the contract value is greater than the total RBA or:

•	Single Life: 6%;

•	Joint Life: 5.5%,

of the contract value is greater than the ALP, if established, on the step-up date. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

•	The ALP and RALP are not eligible for step ups until they are established. Prior to being established, the ALP and RALP values are both zero.

•	Please note it is possible for the ALP to step up even if the RBA or GBA do not step up, and it is also possible for the RBA and GBA to step up even if the ALP does not step up.

The annual step up resets the GBA, RBA, GBP, RBP, ALP and RALP values as follows:

•	The total RBA will be reset to the greater of the total RBA immediately prior to the step up date or the contract value on the step up date.

•	The total GBA will be reset to the greater of the total GBA immediately prior to the step up date or the contract value on the step up date.

•	The total GBP will be reset using the calculation as described above based on the increased GBA and RBA.

•	The total RBP will be reset as follows:

(a)	During the waiting period and prior to any withdrawals, the RBP will not be affected by the step up.

(b)	At any other time, the RBP will be reset to the increased GBP less all prior withdrawals made in the current contract year, but not less than zero.

•	The ALP will be reset to the greater of the ALP immediately prior to the step up date or:

•	Single Life: 6%;

•	Joint Life: 5.5%,

of the contract value on the step up date.

•	The RALP will be reset as follows:

(a)	During the waiting period and prior to any withdrawals, the RALP will not be affected by the step up.

(b)	At any other time, the RALP will be reset to the increased ALP less all prior withdrawals made in the current contract year, but not less than zero.

Spousal Option to Continue the Contract upon Owner’s Death (Spousal Continuation):

Single Life: If a surviving spouse elects to continue the contract and continues the contract as the new owner under the spousal continuation provision of the contract, the SecureSource — Single Life rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled and any waiting period limitations on withdrawals and step-ups terminate; if the covered person changes due to the spousal continuation the GBA, RBA, GBP, RBP, ALP and RALP values are affected as follows:

•	The GBA, RBA and GBP values remain unchanged.

•	The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

•	If the ALP has not yet been established and the new covered person has not yet reached age 68 as of the date of continuation — the ALP will be established on the contract anniversary following the date the covered person reaches age 68 as the lesser of the RBA or the contract anniversary value, multiplied by 6%. The RALP will be established on the same date equal to the ALP.

•	If the ALP has not yet been established but the new covered person is age 68 or older as of the date of continuation — the ALP will be established on the date of continuation as the lesser of the RBA or the contract value, multiplied by 6%. The RALP will be established on the same date in an amount equal to the ALP less all prior withdrawals made in the current contract year, but not less than zero.

•	If the ALP has been established but the new covered person has not yet reached age 68 as of the date of continuation — the ALP and RALP will be automatically reset to zero for the period of time beginning with the date of continuation and ending

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS 105

with the contract anniversary following the date the covered person reaches age 68. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%, and the RALP will be reset to the ALP.

•	If the ALP has been established and the new covered person is age 68 or older as of the date of continuation — the ALP will be automatically reset to the lesser of the current ALP or 6% of the contract value on the date of continuation. The RALP will be reset to the ALP less all prior withdrawals made in the current contract year, but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the spousal continuation.

Joint Life: If a surviving spouse is a covered spouse and elects the spousal continuation provision of the contract as the new owner, the SecureSource — Joint Life rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled and any waiting period limitations on withdrawals and step-ups terminate. The surviving covered spouse can name a new beneficiary, however, a new covered spouse cannot be added to the rider.

Spousal Continuation Step Up: At the time of spousal continuation, a step-up may be available. All annual step-up rules (see “Annual Step-Up” heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse’s written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

Rules for Withdrawal Provision of Your Contract: Minimum account values following a withdrawal no longer apply to your contract. For withdrawals, the withdrawal will be made from the variable subaccounts, the one-year fixed account (if applicable) and the DCA fixed account in the same proportion as your interest in each bears to the contract value. You cannot specify from which accounts the withdrawal is to be made.

If Contract Value Reduces to Zero: If the contract value reduces to zero and the total RBA remains greater than zero, you will be paid in the following scenarios:

1)	The ALP has not yet been established and the contract value is reduced to zero as a result of fees or charges or a withdrawal that is less than or equal to the RBP. In this scenario, you can choose to:

(a)	receive the remaining schedule of GBPs until the RBA equals zero; or

(b)	Single Life: wait until the rider anniversary following the date the covered person reaches age 68, and then receive the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero; or

(c)	Joint Life: wait until the rider anniversary following the date the younger covered spouse reaches age 68, and then receive the ALP annually until the latter of (i) the death of the last surviving covered spouse, or (ii) the RBA is reduced to zero.

We will notify you of this option. If no election is made, the ALP will be paid.

2)	The ALP has been established and the contract value reduces to zero as a result of fees or charges, or a withdrawal that is less than or equal to both the RBP and the RALP. In this scenario, you can choose to receive:

(a)	the remaining schedule of GBPs until the RBA equals zero; or

(b)	Single Life: the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero; or.

(c)	Joint Life: the ALP annually until the latter of (i) the death of the last surviving covered spouse, or (ii) the RBA is reduced to zero.

We will notify you of this option. If no election is made, the ALP will be paid.

3)	The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP. In this scenario, the remaining schedule of GBPs will be paid until the RBA equals zero.

4)	The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RBP but less than or equal to the RALP. In this scenario, the ALP will be paid annually until the death of the:

•	Single Life: covered person;

•	Joint Life: last surviving covered spouse.

Under any of these scenarios:

•	The annualized amounts will be paid to you in the frequency you elect. You may elect a frequency offered by us at the time payments begin. Available payment frequencies will be no less frequent than annually;

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•	We will no longer accept additional purchase payments;

•	You will no longer be charged for the rider;

•	Any attached death benefit riders will terminate; and

•	Single Life: The death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.

•	Joint Life: If the owner had been receiving the ALP, upon the first death the ALP will continue to be paid annually until the later of: 1) the death of the last surviving covered spouse or 2) the RBA is reduced to zero. In all other situations the death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.

The SecureSource rider and the contract will terminate under either of the following two scenarios:

•	If the contract value falls to zero as a result of a withdrawal that is greater than both the RALP and the RBP. This is full withdrawal of the contract value.

•	If the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP, and the total RBA is reduced to zero.

At Death:

Single Life: If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may: 1) elect to take the death benefit under the terms of the contract, 2) take the fixed payout option available under this rider, or 3) continue the contract under the spousal continuation provision of the contract above.

If the contract value equals zero and the death benefit becomes payable, the following will occur:

•	If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

•	If the covered person dies and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

•	If the covered person is still alive and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the later of the death of the covered person or the RBA equals zero.

•	If the covered person is still alive and the RBA equals zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the death of the covered person.

•	If the covered person dies and the RBA equals zero, the benefit terminates. No further payments will be made.

Joint Life: If the death benefit becomes payable at the death of a covered spouse, the surviving covered spouse must utilize the spousal continuation provision of the contract and continue the contract as the new owner to continue the joint benefit. If spousal continuation is not available under the terms of the contract, the rider terminates. The lifetime benefit of this rider ends at the death of the last surviving covered spouse.

If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may: 1) elect to take the death benefit under the terms of the contract, 2) take the fixed payout option available under this rider, or 3) continue the contract under the spousal continuation provision of the contract above.

If the contract value equals zero at the first death of a covered spouse, the ALP will continue to be paid annually until the later of: 1) the death of the last surviving covered spouse or 2) the RBA is reduced to zero.

If the contract value equals zero at the death of the last surviving covered spouse, the following will occur:

•	If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

•	If the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

•	If the RBA equals zero, the benefit terminates. No further payments will be made.

Contract Ownership Change:

Single Life: If the contract changes ownership (see “Changing Ownership”), the GBA, RBA, GBP, RBP values will remain unchanged and the ALP and RALP will be reset as follows. Our current administrative practice is to only reset the ALP and RALP if the covered person changes due to the ownership change.

•	If the ALP has not yet been established and the new covered person has not yet reached age 68 as of the ownership change date — the ALP and the RALP will be established on the contract anniversary following the date the covered person reaches age 68. The ALP will be set equal to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the anniversary date occurs during the waiting period and prior to a withdrawal, the RALP will be set equal to the lesser of the

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS 107

ALP or total purchase payments multiplied by 6%. If the anniversary date occurs at any other time, the RALP will be set to the ALP.

•	If the ALP has not yet been established but the new covered person is age 68 or older as of the ownership change date — the ALP and the RALP will be established on the ownership change date. The ALP will be set equal to the lesser of the RBA or the contract value, multiplied by 6%. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be set to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be set to the ALP less all prior withdrawals made in the current contract year but not less than zero.

•	If the ALP has been established but the new covered person has not yet reached age 68 as of the ownership change date — the ALP and the RALP will be reset to zero for the period of time beginning with the ownership change date and ending with the contract anniversary following the date the covered person reaches age 68. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the time period ends during the waiting period and prior to any withdrawals, the RALP will be reset to equal the lesser of the ALP or total purchase payments multiplied by 6%. If the time period ends at any other time, the RALP will be reset to the ALP.

•	If the ALP has been established and the new covered person is age 68 or older as of the ownership change date — the ALP and the RALP will be reset on the ownership change date. The ALP will be reset to the lesser of the current ALP or 6% of the contract value. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be reset to the ALP less all prior withdrawals made in the current contract year but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the ownership change.

Joint Life: Ownership changes are only allowed between the covered spouses or their revocable trust(s). No other ownership changes are allowed as long as the rider is in force.

Guaranteed Withdrawal Benefit Annuity Option: Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the SecureSource rider.

Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity payout option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary (see “The Annuity Payout Period” and “Taxes”).

This option may not be available if the contract is issued to qualify under section 403 or 408 of the Code, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS.

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary’s share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.

RIDER TERMINATION
The SecureSource rider cannot be terminated either by you or us except as follows:

1.	Single Life: After the death benefit is payable the rider will terminate if your spouse does not use the spousal continuation provision of the contract to continue the contract.

2.	Joint Life: After the death benefit is payable the rider will terminate if:

(a)	any one other than a covered spouse continues the contract, or

(b)	a covered spouse does not use the spousal continuation provision of the contract to continue the contract.

3.	Annuity payouts under an annuity payout plan will terminate the rider.

4.	Termination of the contract for any reason will terminate the rider.

5.	When a beneficiary elects an alternative payment plan which is an inherited IRA, the rider will terminate.

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Appendix E: Example — SecureSource Series of Riders

Example: SecureSource Stages NY

EXAMPLE #1: Single Life benefit

Assumptions:

•	You purchase the contract with a payment of $100,000 and make no additional payments to the contract.

•	You are the sole owner and also the annuitant. You are age 65.

•	Annual step-ups are applied each anniversary when available, where the contract value is greater than the PBG and/or the BB. Applied annual step-ups are indicated in bold.

•	You elect the Moderate investment option at issue.

			Hypothetical
Contract			Assumed									Lifetime
Duration	Purchase	Partial	Contract									Payment
in Years	Payments	Withdrawals	Value	BB		PBG		ALP		RALP		Percent

At Issue	$100,000	NA	$100,000	$100,000		$100,000		$5,000		$5,000		5%

1	0	0	98,000	108,000		100,000		5,400		5,400		5%

2	0	0	105,000	114,000		105,000		5,700		5,700		5%

3	0	0	118,000	120,000		118,000		6,000		6,000		5%

3.5	0	6,000	112,000	120,000		112,000		6,000		0		5%

4	0	0	115,000	120,000		115,000		6,000		6,000		5%

5	0	0	130,000	130,000		130,000		7,150	(1)	7,150	(1)	5.5% (1)

6	0	0	110,000	130,000		130,000		7,150		7,150		5.5%

7	0	0	100,000	130,000		130,000		7,150		7,150		5.5%

7.5	0	10,000	90,000	126,010	(2)	119,079	(2)	6,931	(2)	0		5.5%

8	0	0	80,000	126,010		119,079		6,931		6,931		5.5%

9	0	0	95,000	126,010		119,079		6,931		6,931		5.5%

(1)	Because the Annual Step-Up increased the BB on the anniversary and the covered person’s attained age is in a higher age band, the Lifetime Payment Percentage increased.
(2)	The $10,000 withdrawal is greater than the $7,150 RALP allowed under the rider and therefore excess withdrawal processing is applied. The BB and PBG are reset as described in the “Lifetime Benefit Description — Determination of Adjustment of Benefit Values”.

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS 109

EXAMPLE #2: Joint Life benefit

Assumptions:

•	You purchase the contract with a payment of $100,000 and make no additional payments to the contract.

•	You and your spouse are joint owners and are both age 58.

•	Annual step-ups are applied each anniversary when available, where the contract value is greater than the PBG and/or the BB. Applied annual step-ups are indicated in bold.

•	You elect the Moderate investment option at issue.

			Hypothetical
Contract			Assumed									Lifetime
Duration	Purchase	Partial	Contract									Payment
in Years	Payments	Withdrawals	Value	BB		PBG		ALP		RALP		Percent

At Issue	$100,000	NA	$100,000	$100,000		$100,000		$3,500		$3,500		3.5%

1	0	0	98,000	100,000		100,000		4,500	(1)	4,500	(1)	4.5%

2	0	0	105,000	105,000		105,000		4,725		4,725		4.5%

3	0	0	104,000	113,000	(2)	105,000		5,085		5,085		4.5%

4	0	0	115,000	119,000		115,000		5,355		5,355		4.5%

4.5	0	5,355	109,645	119,000		109,645		5,355		0		4.5%

5	0	0	130,000	130,000		130,000		5,850		5,850		4.5%

6	0	0	110,000	130,000		130,000		5,850		5,850		4.5%

7	0	0	100,000	130,000		130,000		5,850		5,850		4.5%

7.5	0	10,000	90,000	126,010	(3)	119,079	(3)	6,931	(3)	0		4.5%

8	0	0	80,000	126,010		119,079		6,931		6,931		4.5%

9	0	0	95,000	126,010		119,079		6,931		6,931		4.5%

(1)	Because the younger covered spouse’s attained age is in a higher age band and no withdrawal has been taken, the Lifetime Payment Percentage increased.
(2)	You begin receiving credits on the anniversary after the younger covered spouse turns age 61.
(3)	The $10,000 withdrawal is greater than the $5,850 RALP allowed under the rider and therefore excess withdrawal processing is applied. The BB and PBG are reset as described in the “Lifetime Benefit Description — Determination of Adjustment of Benefit Values”.

 110  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS

Example: SecureSource riders

EXAMPLE #1: Single Life benefit: Covered person has not reached age 68 at the time the contract and rider are purchased.

Assumptions:

•	You purchase the contract with a payment of $100,000 and make no additional payments to the contract.

•	You are the sole owner and also the annuitant. You are age 63.

•	Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in bold.

•	You elect the Moderate PN program investment option at issue. On the 1st contract anniversary, you elect to change to the Moderately Aggressive PN program investment option. The target PN program investment option under the contract is the Moderate PN program investment option.

			Hypothetical
Contract			Assumed
Duration	Purchase	Partial	Contract	Basic Withdrawal Benefit						Lifetime Withdrawal Benefit
in Years	Payments	Withdrawals	Value	GBA		RBA		GBP	RBP	ALP			RALP

At Issue	$100,000	$ N/A	$100,000	$100,000		$100,000		$7,000	$7,000	$	N/A		$	N/A

0.5	0	5,000	92,000	100,000		95,000		7,000	2,000		N/A			N/A

1	0	0	90,000	90,000	(1)	90,000	(1)	6,300	6,300		N/A			N/A

2	0	0	81,000	90,000		90,000		6,300	6,300		N/A			N/A

5	0	0	75,000	90,000		90,000		6,300	6,300		5,400	(2)		5,400	(2)

5.5	0	5,400	70,000	90,000		84,600		6,300	900		5,400			0

6	0	0	69,000	90,000		84,600		6,300	6,300		5,400			5,400

6.5	0	6,300	62,000	90,000		78,300		6,300	0		3,720	(3)		0

7	0	0	64,000	90,000		78,300		6,300	6,300		3,840			3,840

7.5	0	10,000	51,000	51,000	(4)	51,000	(4)	3,570	0		3,060	(4)		0

8	0	0	55,000	55,000		55,000		3,850	3,850		3,300			3,300

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation, contract ownership change, or PN program investment option changes), you can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your death or the RBA is reduced to zero.

(1)	Allocation to the Moderately Aggressive PN program investment option during a withdrawal phase will reset the benefit. The GBA is reset to the lesser of the prior GBA or the contract value. The RBA is reset to the lesser of the prior RBA or the contract value. The ALP (if established) is reset to the lesser of the prior ALP or 6% of the contract value. Any future withdrawals will reallocate your contract value to the Moderate PN program investment option if you are invested more aggressively than the Moderate PN program investment option.
(2)	The ALP and RALP are established on the contract anniversary date following the date the covered person reaches age 68 as 6% of the RBA.
(3)	The $6,300 withdrawal is greater than the $5,400 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4)	The $10,000 withdrawal is greater than both the $6,300 RBP allowed under the basic withdrawal benefit and the $3,840 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS 111

EXAMPLE #2: Single Life benefit: Covered person has reached 68 at the time the contract and rider are purchased.

Assumptions:

•	You purchase the contract with a payment of $100,000 and make no additional payments to the contract.

•	You are the sole owner and also the annuitant. You are age 68.

•	Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in bold.

•	Your death occurs after 6 1/2 contract years and your spouse continues the contract and rider. Your spouse is over age 68 and is the new covered person.

			Hypothetical
Contract			Assumed
Duration	Purchase	Partial	Contract	Basic Withdrawal Benefit							Lifetime Withdrawal Benefit
in Years	Payments	Withdrawals	Value	GBA		RBA		GBP	RBP		ALP		RALP

At Issue	$100,000	$ N/A	$100,000	$100,000		$100,000		$7,000	$7,000		$6,000		$6,000

1	0	0	105,000	105,000		105,000		7,350	7,000	(1)	6,300		6,000	(1)

2	0	0	110,000	110,000		110,000		7,700	7,000	(1)	6,600		6,000	(1)

3	0	0	110,000	110,000		110,000		7,700	7,700	(2)	6,600		6,600	(2)

3.5	0	6,600	110,000	110,000		103,400		7,700	1,100		6,600		0

4	0	0	115,000	115,000		115,000		8,050	8,050		6,900		6,900

4.5	0	8,050	116,000	115,000		106,950		8,050	0		6,900	(3)	0

5	0	0	120,000	120,000		120,000		8,400	8,400		7,200		7,200

5.5	0	10,000	122,000	120,000	(4)	110,000	(4)	8,400	0		7,200	(4)	0

6	0	0	125,000	125,000		125,000		8,750	8,750		7,500		7,500

6.5	0	0	110,000	125,000		125,000		8,750	8,750		6,600	(5)	6,600	(5)

7	0	0	105,000	125,000		125,000		8,750	8,750		6,600		6,600

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, contract ownership change, or PN program investment option changes), your spouse can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $6,600 each year until the later of your spouse’s death or the RBA is reduced to zero.

(1)	The annual step-up has not been applied to the RBP or RALP because any withdrawal after step up during the waiting period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the waiting period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.
(2)	On the third anniversary (after the end of the waiting period), the RBP and RALP are set equal to the GBP and ALP, respectively.
(3)	The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4)	The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(5)	At spousal continuation, the ALP is reset to the lesser of the prior ALP or 6% of the contract value and the RALP is reset to the ALP.

 112  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS

EXAMPLE #3: Joint Life benefit: Younger covered spouse has not reached 68 at the time the contract and rider are purchased.

Assumptions:

•	You purchase the contract with a payment of $100,000 and make no additional payments to the contract.

•	You are age 62 and your spouse is age 63.

•	Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 5.5% of the contract value is greater than the ALP. Applied annual step-ups are indicated in bold.

•	You elect the Moderate PN program investment option at issue. On the 1st contract anniversary, you elect to change to the Moderately Aggressive PN program investment option. The target PN program investment option under the contract is the Moderate PN program investment option.

•	Your death occurs after 9 1/2 contract years and your spouse continues the contract and rider; the lifetime benefit is not reset.

			Hypothetical
Contract			Assumed
Duration	Purchase	Partial	Contract	Basic Withdrawal Benefit						Lifetime Withdrawal Benefit
in Years	Payments	Withdrawals	Value	GBA		RBA		GBP	RBP	ALP			RALP

At Issue	$100,000	$ N/A	$100,000	$100,000		$100,000		$7,000	$7,000	$	N/A		$	N/A

0.5	0	5,000	92,000	100,000		95,000		7,000	2,000		N/A			N/A

1	0	0	90,000	90,000	(1)	90,000	(1)	6,300	6,300		N/A			N/A

2	0	0	81,000	90,000		90,000		6,300	6,300		N/A			N/A

6	0	0	75,000	90,000		90,000		6,300	6,300		4,950	(2)		4,950	(2)

6.5	0	4,950	70,000	90,000		85,050		6,300	1,350		4,950			0

7	0	0	69,000	90,000		85,050		6,300	6,300		4,950			4,950

7.5	0	6,300	62,000	90,000		78,750		6,300	0		3,410	(3)		0

8	0	0	64,000	90,000		78,750		6,300	6,300		3,520			3,520

8.5	0	10,000	51,000	51,000	(4)	51,000	(4)	3,570	0		2,805	(4)		0

9	0	0	55,000	55,000		55,000		3,850	3,850		3,025			3,025

9.5	0	0	54,000	55,000		55,000		3,850	3,850		3,025			3,025

10	0	0	52,000	55,000		55,000		3,850	3,850		3,025			3,025

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, or PN program investment option changes), your spouse can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,025 each year until the later of your spouse’s death or the RBA is reduced to zero.

(1)	Allocation to the Moderately Aggressive PN program investment option during a withdrawal phase will reset the benefit. The GBA is reset to the lesser of the prior GBA or the contract value. The RBA is reset to the lesser of the prior RBA or the contract value. The ALP is reset to the lesser of the prior ALP or 5.5% of the contract value. Any future withdrawals will reallocate your contract value to the Moderate PN program investment option if you are invested more aggressively than the Moderate PN program investment option.
(2)	The ALP and RALP are established on the contract anniversary date following the date the younger covered spouse reaches age 68 as 5.5% of the RBA.
(3)	The $6,300 withdrawal is greater than the $4,950 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 5.5% of the contract value following the withdrawal.
(4)	The $10,000 withdrawal is greater than both the $6,300 RBP allowed under the basic withdrawal benefit and the $3,520 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 5.5% of the contract value following the withdrawal.

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS 113

EXAMPLE #4: Joint Life benefit: Younger covered spouse has reached 68 at the time the contract and rider are purchased.

Assumptions:

•	You purchase the contract with a payment of $100,000 and make no additional payments to the contract

•	You are age 71 and your spouse is age 70.

•	Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 5.5% of the contract value is greater than the ALP. Applied annual step-ups are indicated in bold.

•	Your death occurs after 6 1/2 contract years and your spouse continues the contract and rider; the lifetime benefit is not reset.

			Hypothetical
Contract			Assumed
Duration	Purchase	Partial	Contract	Basic Withdrawal Benefit							Lifetime Withdrawal Benefit
in Years	Payments	Withdrawals	Value	GBA		RBA		GBP	RBP		ALP		RALP

At issue	$100,000	$ N/A	$100,000	$100,000		$100,000		$7,000	$7,000		$5,500		$5,500

1	0	0	105,000	105,000		105,000		7,350	7,000	(1)	5,775		5,500	(1)

2	0	0	110,000	110,000		110,000		7,700	7,000	(1)	6,050		5,500	(1)

3	0	0	110,000	110,000		110,000		7,700	7,700	(2)	6,050		6,050	(2)

3.5	0	6,050	110,000	110,000		103,950		7,700	1,650		6,050		0

4	0	0	115,000	115,000		115,000		8,050	8,050		6,325		6,325

4.5	0	8,050	116,000	115,000		106,950		8,050	0		6,325	(3)	0

5	0	0	120,000	120,000		120,000		8,400	8,400		6,600		6,600

5.5	0	10,000	122,000	120,000	(4)	110,000	(4)	8,400	0		6,600	(4)	0

6	0	0	125,000	125,000		125,000		8,750	8,750		6,875		6,875

6.5	0	0	110,000	125,000		125,000		8,750	8,750		6,875		6,875

7	0	0	105,000	125,000		125,000		8,750	8,750		6,875		6,875

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, or PN program investment option changes), your spouse can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $6,875 each year until the later of your spouse’s death or the RBA is reduced to zero.

(1)	The annual step-up has not been applied to the RBP or RALP because any withdrawal after step up during the waiting period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the waiting period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.
(2)	On the third anniversary (after the end of the waiting period), the RBP and RALP are set equal to the GBP and ALP, respectively.
(3)	The $8,050 withdrawal is greater than the $6,325 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 5.5% of the contract value following the withdrawal.
(4)	The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $6,600 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 5.5% of the contract value following the withdrawal.

 114  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS

Appendix F: SecureSource Series of Riders — Additional RMD Disclosure

Appendix F: SecureSource Series of Riders — Additional RMD Disclosure

This appendix describes our current administrative practice for determining the amount of withdrawals in any contract year which an owner may take under the SecureSource series of riders to satisfy the RMD rules under 401(a)(9) of the Code without application of the excess withdrawal processing described in the rider. We reserve the right to modify this administrative practice at any time upon 30 days’ written notice to you.

For owners subject to annual RMD rules under Section 401(a)(9) of the Code, the amounts you withdraw from this contract to satisfy these rules are not subject to excess withdrawal processing under the terms of the rider subject to the following rules and our current administrative practice:

For SecureSource Stages NY riders, each calendar year if your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is greater than the ALP,

•	A Lifetime Additional Benefit Amount (LABA) will be set equal to that portion of your ALERMDA that exceeds the ALP.

•	The LABA will be reduced by the total of the amount that each withdrawal in the current calendar year exceeds the RALP at the time of each withdrawal, but shall not be reduced to less than zero.

•	Any withdrawals taken in a contract year will count first against and reduce the RALP for that contract year.

•	Once the RALP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the LABA. These withdrawals will not be considered excess withdrawals with regard to the ALP as long as they do not exceed the remaining LABA. These withdrawals will not be considered excess withdrawals as long as they do not exceed combined RALP and LABA values.

•	Once the LABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the ALP and will subject the ALP to the excess withdrawal processing described by the SecureSource Stages NY riders.

For SecureSource riders,

(1)	If on the date we calculated your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA, it is greater than the RBP from the beginning of the current contract year,

•	Basic Additional Benefit Amount (BABA) will be set equal to that portion of your ALERMDA that exceeds the RBP from the beginning of the current contract year.

•	Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.

•	Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the BABA. These withdrawals will not be considered excess withdrawals with regard to the GBA and RBA as long as they do not exceed the remaining BABA.

•	Once the BABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the GBA and RBA and will subject them all to the excess withdrawal processing described in the SecureSource rider.

(2) If on the date we calculated your ALERMDA, it is greater than the RALP from the beginning of the current contract year,

•	A Lifetime Additional Benefit Amount (LABA) will be set equal to that portion of your ALERMDA that exceeds the RALP from the beginning of the current contract year.

•	Any withdrawals taken in a contract year will count first against and reduce the RALP for that contract year.

•	Once the RALP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the LABA. These withdrawals will not be considered excess withdrawals with regard to the ALP as long as they do not exceed the remaining LABA. These withdrawals will not be considered excess withdrawals as long as they do not exceed combined RALP and LABA values.

•	Once the LABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the ALP and will subject the ALP to the excess withdrawal processing described by the SecureSource series of riders.

(3) If the ALP is established on a policy anniversary where your current ALERMDA is greater than the new RALP,

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS 115

•	An initial LABA will be set equal to that portion of your ALERMDA that exceeds the new RALP.

•	This new LABA will be immediately reduced by the amount that total withdrawals in the current calendar year exceed the new RALP, but shall not be reduced to less than zero.

The ALERMDA is:

(1)	determined by us each calendar year;

(2)	based on your initial purchase payment and not the entire interest value in the calendar year of contract issue and therefore may not be sufficient to allow you to withdraw your RMD without causing an excess withdrawal;

(3)	based solely on the value of the contract to which the SecureSource series of riders is attached as of the date we make the determination;

(4)	based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and

(5)	based on the company’s understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable on the effective date of this prospectus, to:

1. an individual retirement annuity (Section 408(b));

2. a Roth individual retirement account (Section 408A);

3. a Simplified Employee Pension plan (Section 408(k));

4. a tax-sheltered annuity rollover (Section 403(b)).

In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your available RBP or RALP amount and may result in the reduction of your GBA, RBA, and/or ALP as described under the excess withdrawal provision of the rider.

In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g., ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.

Please contact your tax advisor about the impact of those rules prior to purchasing the SecureSource series of riders.

 116  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS

Appendix G: Purchase Payment Credits for Eligible Contracts

Contracts with a seven-year surrender charge schedule with applications signed before June 19, 2006 will receive a purchase payment credit for any purchase payment made to the contract.

We apply a credit to your contract of 1% of your current purchase payment. We apply this credit immediately. We allocate the credit to the one-year fixed account and the subaccounts in the same proportions as your purchase payment.

We will reverse credits from the contract value for any purchase payment that is not honored (if, for example, your purchase payment check is returned for insufficient funds).

Because of higher charges, there may be circumstances where you may be worse off for having received the credit than in other contracts. All things being equal (such as guarantee availability or fund performance and availability), this may occur if you hold your contract for 15 years or more. This also may occur if you make a full surrender in the first seven years. You should consider these higher charges and other relevant factors before you buy this contract or before you exchange a contract you currently own for this contract.

This credit is made available through revenue from higher surrender charges and contract administrative charges than would otherwise be charged. In general, we do not profit from the higher charges assessed to cover the cost of the purchase payment credit. We use all the revenue from these higher charges to pay for the cost of the credits. However, we could profit from the higher charges if market appreciation is higher than expected or if contract owners hold their contracts for longer than expected.

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Appendix H: Asset Allocation Programs for Contracts with Applications Signed Before June 19, 2006

ASSET ALLOCATION PROGRAM
For contracts with applications signed before June 19, 2006, we offered an asset allocation program. You could elect to participate in the asset allocation program, and there is no additional charge. If you purchased an optional Accumulation Protector Benefit rider, Guarantor Withdrawal Benefit rider or Income Assurer Benefit rider, you are required to participate in the asset allocation program under the terms of the rider.

This asset allocation program allows you to allocate your contract value to a model portfolio that consists of subaccounts and may include the one-year fixed account (if available under the asset allocation program), which represent various asset classes. By spreading your contract value among these various asset classes, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will occur.

Asset allocation does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall. If you choose or are required to participate in the asset allocation program, you are responsible for determining which model portfolio is best for you. Your investment professional can help you make this determination. In addition, your investment professional may provide you with an investor questionnaire, a tool that can help you determine which model portfolio is suited to your needs based on factors such as your investment goals, your tolerance for risk, and how long you intend to invest.

Under the asset allocation program, we have offered five model portfolios ranging from conservative to aggressive. You may not use more than one model portfolio at a time. You are allowed to request a change to another model portfolio twice per contract year. Each model portfolio specifies allocation percentages to each of the subaccounts and/or the one-year fixed account that make up that model portfolio. By participating in the asset allocation program, you authorize us to invest your contract value in the subaccounts and/or one-year fixed account (if included) according to the allocation percentages stated for the specific model portfolio you have selected. You also authorize us to automatically rebalance your contract value quarterly beginning three months after the effective date of your contract in order to maintain alignment with the allocation percentages specified in the model portfolio.

Under the asset allocation program, the subaccounts and/or the one-year fixed account (if included) that make up the model portfolio you selected and the allocation percentages to those subaccounts and/or the one-year fixed account (if included) will not change unless we adjust the composition of the model portfolio to reflect the liquidation, substitution or merger of an underlying fund, a change of investment objective by an underlying fund or when an underlying fund stops selling its shares to the variable account. We reserve the right to change the terms and conditions of the asset allocation program upon written notice to you.

If permitted under applicable securities law, we reserve the right to:

•	reallocate your current model portfolio to an updated version of your current model portfolio; or

•	substitute a fund of funds for your current model portfolio.

We also reserve the right to discontinue the asset allocation program. We will give you 30 days’ written notice of any such change.

If you elected to participate in the asset allocation program, you may discontinue your participation in the program at any time by giving us written notice. Upon cancellation, automated rebalancing associated with the asset allocation program will end. You can elect to participate in the asset allocation program again at any time.

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Appendix I: Guarantor Withdrawal Benefit for Life Rider — Disclosure

GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER

The Guarantor Withdrawal Benefit for Life rider is an optional benefit that you may select for an additional annual charge if:

•	your contract application has been signed on or after June 19, 2006; and

•	you and the annuitant are 80 or younger on the date the contract is issued.

The Guarantor Withdrawal Benefit for Life rider is not available under an inherited qualified annuity.

You must elect the Guarantor Withdrawal Benefit for Life rider when you purchase your contract. The rider effective date will be the contract issue date.

The Guarantor Withdrawal Benefit for Life rider guarantees that you will be able to withdraw up to a certain amount each year from the contract, regardless of the investment performance of your contract before the annuity payments begin, until you have recovered at minimum all of your purchase payments. And, under certain limited circumstances defined in the rider, you have the right to take a specified amount of partial withdrawals in each contract year until death (see “At Death” heading below) — even if the contract value is zero.

Your contract provides for annuity payments to begin on the retirement date (see “Buying Your Contract — The Retirement Date”). Before the retirement date, you have the right to withdraw some or all of your contract value, less applicable administrative, withdrawal and rider charges imposed under the contract at the time of the withdrawal (see “Making the Most of Your Contract — Withdrawals”). Because your contract value will fluctuate depending on the performance of the underlying funds in which the subaccounts invest, the contract itself does not guarantee that you will be able to take a certain withdrawal amount each year before the annuity payments begin, nor does it guarantee the length of time over which such withdrawals can be made before the annuity payments begin.

The Guarantor Withdrawal Benefit for Life rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and wish to ensure that market performance will not adversely affect your ability to withdraw your principal over time.

Under the terms of the Guarantor Withdrawal Benefit for Life rider, the calculation of the amount which can be withdrawn in each contract year varies depending on several factors, including but not limited to the waiting period (see “Waiting period” heading below) and whether or not the lifetime withdrawal benefit has become effective:

(1)	The basic withdrawal benefit gives you the right to take limited partial withdrawals in each contract year and guarantees that over time will total an amount equal to, at minimum, your purchase payments. Key terms associated with the basic withdrawal benefit are “Guaranteed Benefit Payment (GBP),” “Remaining Benefit Payment (RBP),” “Guaranteed Benefit Amount (GBA),” and “Remaining Benefit Amount (RBA).” See these headings below for more information.

(2)	The lifetime withdrawal benefit gives you the right, under certain limited circumstances defined in the rider, to take limited partial withdrawals until the later of death (see “At Death” heading below) or until the RBA [under the basic withdrawal benefit] is reduced to zero. Key terms associated with the lifetime withdrawal benefit are “Annual Lifetime Payment (ALP),” “Remaining Annual Lifetime Payment (RALP),” “Covered Person,” and “Annual Lifetime Payment Attained Age (ALPAA).” See these headings below for more information.

Only the basic withdrawal benefit will be in effect prior to the date that the lifetime withdrawal benefit becomes effective. The lifetime withdrawal benefit becomes effective automatically on the rider anniversary date after the covered person reaches age 68, or the rider effective date if the covered person is age 68 or older on the rider effective date (see “Annual Lifetime Payment Attained Age (ALPAA)” heading below).

Provided annuity payouts have not begun, the Guarantor Withdrawal Benefit for Life rider guarantees that you may take the following partial withdrawal amounts each contract year:

•	After the waiting period and before the establishment of the ALP, the rider guarantees that each year you can cumulatively withdraw an amount equal to the GBP;

•	During the waiting period and before the establishment of the ALP, the rider guarantees that each year you can cumulatively withdraw an amount equal to the value of the RBP at the beginning of the contract year;

•	After the waiting period and after the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal the ALP or the GBP, but the rider does not guarantee withdrawals of the sum of both the ALP and the GBP in a contract year;

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•	During the waiting period and after the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RALP or the RBP at the beginning of the contract year, but the rider does not guarantee withdrawals of the sum of both the RALP and the RBP in a contract year;

If you withdraw less than allowed partial withdrawal amount in a contract year, the unused portion cannot be carried over to the next contract year. As long as your partial withdrawals in each contract year do not exceed the annual partial withdrawal amount allowed under the rider, and there has not been a contract ownership change or spousal continuation of the contract, the guaranteed amounts available for partial withdrawals are protected (i.e., will not decrease).

If you withdraw more than the allowed partial withdrawal amount in a contract year, we call this an “excess withdrawal” under the rider. Excess withdrawals trigger an adjustment of a benefit’s guaranteed amount, which may cause it to be reduced (see “GBA Excess Withdrawal Processing,” “RBA Excess Withdrawal Processing,” and “ALP Excess Withdrawal Processing” headings below). Please note that each of the two benefits has its own definition of the allowed annual withdrawal amount. Therefore a partial withdrawal may be considered an excess withdrawal for purposes of the lifetime withdrawal benefit only, the lifetime withdrawal benefit only, or both.

If your withdrawals exceed the greater of the RBP or the RALP, withdrawal charges under the terms of the contract may apply (see “Charges — Surrender Charges”). The amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see “Benefits in Case of Death”). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see “Making the Most of Your Contract — Surrenders”).

The rider’s guaranteed amounts can be increased at the specified intervals if your contract value has increased. An annual step up feature is available at each contract anniversary, subject to certain conditions, and may be applied automatically to your contract or may require you to elect the step up (see “Annual Step Up” heading below). If you exercise the annual step up election, the spousal continuation step up election (see “Spousal Continuation Step Up” heading below) or change your PN model portfolio or investment option, the rider charge may change (see “Charges”).

If you take withdrawals during the waiting period, any prior steps ups applied will be reversed and step ups will not be available until the third rider anniversary. You may take withdrawals after the waiting period without reversal of prior step ups.

You should consider whether the Guarantor Withdrawal Benefit for Life rider is appropriate for you because:

•	Lifetime Withdrawal Benefit Limitations: The lifetime withdrawal benefit is subject to certain limitations, including but not limited to:

(a)	Once the contract value equals zero, payments are made for as long as the oldest owner or annuitant is living (see “If Contract Value Reduces to Zero” heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the first death of any owner or annuitant (see “At Death” heading below). Therefore, if there are multiple contract owners or the annuitant is not an owner, the rider may terminate or the lifetime withdrawal benefit may be reduced. This possibility may present itself when:

(i)	There are multiple contract owners — when one of the contract owners dies the benefit terminates even though other contract owners are still living (except if the contract is continued under the spousal continuation provision of the contract); or

(ii)	The owner and the annuitant are not the same persons — if the annuitant dies before the owner, the benefit terminates even though the owner is still living. This is could happen, for example, when the owner is younger than the annuitant. This risk increases as the age difference between owner and annuitant increases.

(b)	Excess withdrawals can reduce the ALP to zero even though the GBA, RBA, GBP and/or RBP values are greater than zero. If the both the ALP and the contract value are zero, the lifetime withdrawal benefit will terminate.

(c)	When the lifetime withdrawal benefit is first established, the initial ALP is based on the basic withdrawal benefit’s RBA at that time (see “Annual Lifetime Payment (ALP)” heading below). Unless there has been a spousal continuation or ownership change, any withdrawal you take before the ALP is established reduces the RBA and therefore may result in a lower amount of lifetime withdrawals you are allowed to take.

(d)	Withdrawals can reduce both the contract value and the RBA to zero prior to the establishment of the ALP. If this happens, the contract and the Guarantor Withdrawal Benefit for Life rider will terminate.

•	Use of Portfolio Navigator Program Required: You must elect one of the PN program investment options offered under the PN program. This requirement limits your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts or the one-year fixed account (if included) that are available under the contract to contract owners who do not elect this rider. (See “Making the Most of Your Contract — Portfolio Navigator Program.”) You may

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allocate purchase payments and any purchase payment credits to the DCA fixed account, when available, and we will make monthly transfers into the PN program investment option you have chosen. We reserve the right to limit the number of PN program investment options from which you can select based on the dollar amount of purchase payments you make.

•	Limitations on Purchase Payments: We may also restrict cumulative additional purchase payments to $100,000. For current purchase payment restrictions, please see “Buying Your Contract — Purchase Payments.”

•	Limitations on Purchase of Other Riders under this Contract: If you select the Guarantor Withdrawal Benefit for Life rider, you may not elect the Accumulation Protector Benefit rider.

•	Non-Cancelable: Once elected, the Guarantor Withdrawal Benefit for Life rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin.

•	Interaction with Total Free Amount (TFA) contract provision: The TFA is the amount you are allowed to withdraw from the contract in each contract year without incurring a withdrawal charge (see “Charges — Surrender Charge”). The TFA may be greater than the RBP or RALP under this rider. Any amount you withdraw under the contract’s TFA provision that exceeds the RBP or RALP is subject to the excess withdrawal processing described below for the GBA, RBA and ALP.

You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation.

•	Tax Considerations for Nonqualified Annuities: Under current federal income tax law, withdrawals under nonqualified annuities, including partial withdrawals taken from the contract under the terms of this rider, are treated less favorably than amounts received as annuity payments under the contract (see “Taxes — Nonqualified Annuities”). Withdrawals are considered taxable income to the extent of earnings. Withdrawals of earnings before age 59 1/2 may also incur a 10% IRS early withdrawal penalty.

•	Tax Considerations for Qualified Annuities: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see “Taxes — Qualified Annuities — Required Minimum Distributions”). If you have a qualified annuity, you may need to take an RMD that exceeds the guaranteed amount of withdrawal available under the rider and such withdrawals may reduce future benefits guaranteed under the rider. While the rider permits certain excess withdrawals to be made for the purpose of satisfying RMD requirements for this contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. Additionally, RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.

For owners subject to annual RMD rules under Section 401(a)(9) of the Code, the amounts you withdraw each year from this contract to satisfy these rules are not subject to excess withdrawal processing under the terms of the rider subject to the following rules and our current administrative practice:

(1)	If on the date we calculated your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA), it is greater than the RBP from the beginning of the current contract year,

•	Basic Additional Benefit Amount (BABA) will be set equal to that portion of your ALERMDA that exceeds the RBP from the beginning of the current contract year.

•	Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.

•	Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the BABA. These withdrawals will not be considered excess withdrawals with regard to the GBA and RBA as long as they do not exceed the remaining BABA.

•	Once the BABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the GBA and RBA and will subject them all to the excess withdrawal processing described in the Guarantor Withdrawal Benefit for Life rider.

(2)	If on the date we calculated your ALERMDA, it is greater than the RALP from the beginning of the current Contract Year,

•	A Lifetime Additional Benefit Amount (LABA) will be set equal to that portion of your ALERMDA that exceeds the RALP from the beginning of the current contract year.

•	Any withdrawals taken in a contract year will count first against and reduce the RALP for that contract year.

•	Once the RALP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the LABA. These withdrawals will not be considered excess withdrawals with regard to the ALP as long as they do not exceed the remaining LABA.

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•	Once the LABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the ALP and will subject the ALP to the excess withdrawal processing described by the Guarantor Withdrawal Benefit for Life rider.

(3)	If the ALP is established on a policy anniversary where your current ALERMDA is greater than the new RALP,

•	An initial LABA will be set equal to that portion of your ALERMDA that exceeds the new RALP.

•	This new LABA will be immediately reduced by the amount that total withdrawals in the current calendar year exceed the new RALP, but shall not be reduced to less than zero.

The ALERMDA is:

(1)	determined by us each calendar year;

(2)	based solely on the value of the contract to which the Guarantor Withdrawal Benefit for Life rider is attached as of the date we make the determination; and

(3)	is otherwise based on the company’s understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable on the effective date of this prospectus, to:

1. an individual retirement annuity (Section 408(b));

2. a Roth individual retirement account (Section 408A);

3. a Simplified Employee Pension plan (Section 408(k));

4. a tax-sheltered annuity rollover (Section 403(b)).

We reserve the right to modify this administrative practice at any time and will give you 30 days’ written notice of any such change.

In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your Guarantor Withdrawal Benefit for Life rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your available RBP or RALP amount and may result in the reduction of your GBA, RBA, and/or ALP as described under the excess withdrawal provision of the rider.

In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g., ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.

•	Limitations on TSAs: Your right to take withdrawals is restricted if your contract is a TSA (see “TSA — Special Provisions”).

Key terms and provisions of the Guarantor Withdrawal Benefit for Life rider are described below:

Partial Withdrawals: A withdrawal of an amount that does not result in a full withdrawal of the contract. The partial withdrawal amount is a gross amount and will include any withdrawal charge.

Waiting period: The period of time starting on the rider effective date during which the annual step up is not available if you take withdrawals. The current waiting period is three years.

Guaranteed Benefit Amount (GBA): The total cumulative amount available for partial withdrawals over the life of the rider under the basic withdrawal benefit. The maximum GBA is $5,000,000. The GBA cannot be withdrawn and is not payable as a death benefit. Rather, the GBA is an interim value used to calculate the amount available for withdrawals each year under the basic withdrawal benefit (see “Guaranteed Benefit Payment” below). At any time, the total GBA is the sum of the individual GBAs associated with each purchase payment.

The GBA is determined at the following times, calculated as described:

•	At contract issue — the GBA is equal to the initial purchase payment.

•	When you make additional purchase payments — each additional purchase payment has its own GBA equal to the amount of the purchase payment.

•	At step up — (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).

•	When an individual RBA is reduced to zero — the GBA that is associated with that RBA will also be set to zero.

•	When you make a partial withdrawal during the waiting period and after a step up — Any prior annual step ups will be reversed. Step up reversal means that the GBA associated with each purchase payment will be reset to the amount of that

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purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

•	When you make a partial withdrawal at any time and the amount withdrawn is:

(a)	less than or equal to the total RBP — the GBA remains unchanged. If there have been multiple purchase payments, both the total GBA and each payment’s GBA remain unchanged.

(b)	is greater than the total RBP — GBA excess withdrawal processing will be applied to the GBA. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

GBA EXCESS WITHDRAWAL PROCESSING

The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment’s GBA after the withdrawal will be reset to equal that payment’s RBA after the withdrawal plus (a) times (b), where:

(a)	is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b)	is each payment’s GBA before the withdrawal less that payment’s RBA after the withdrawal.

Remaining Benefit Amount (RBA): Each withdrawal you make reduces the amount that is guaranteed by this rider as future withdrawals. At any point in time, the RBA equals the amount of GBA that remains available for withdrawals for the remainder of the contract’s life, and total RBA is the sum of the individual RBAs associated with each purchase payment. The maximum RBA is $5,000,000.

The RBA is determined at the following times, calculated as described:

•	At contract issue — the RBA is equal to the initial purchase payment.

•	When you make additional purchase payments — each additional purchase payment has its own RBA initially set equal to that payment’s GBA (the amount of the purchase payment).

•	At step up — (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).

•	When you make a partial withdrawal during the waiting period and after a step up — Any prior annual step ups will be reversed. Step up reversal means that the RBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

•	When you make a partial withdrawal at any time and the amount withdrawn is:

(a)	less than or equal to the total RBP — the total RBA is reduced by the amount of the withdrawal. If there have been multiple purchase payments, each payment’s RBA is reduced in proportion to its RBP.

(b)	is greater than the total RBP — RBA excess withdrawal processing will be applied to the RBA. Please note that if the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

RBA EXCESS WITHDRAWAL PROCESSING

The total RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the total RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, both the total RBA and the each payment’s RBA will be reset. The total RBA will be reset according to the excess withdrawal processing described above. Each payment’s RBA will be reset in the following manner:

1.	The withdrawal amount up to the total RBP is taken out of each RBA bucket in proportion to its individual RBP at the time of the withdrawal; and

2.	The withdrawal amount above the total RBP and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

Guaranteed Benefit Payment (GBP): At any time, the amount available for partial withdrawals in each contract year after the waiting period, until the RBA is reduced to zero, under the basic withdrawal benefit. At any point in time, each purchase payment has its own GBP, which is equal to the lesser of that payment’s RBA or 7% of that payment’s GBA, and the total GBP is the sum of the individual GBPs.

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During the waiting period, the guaranteed annual withdrawal amount may be less than the GBP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see “Waiting Period” heading above). The guaranteed annual withdrawal amount during the waiting period is equal to the value of the RBP at the beginning of the contract year.

The GBP is determined at the following times, calculated as described:

•	At contract issue — the GBP is established as 7% of the GBA value.

•	At each contract anniversary — each payment’s GBP is reset to the lesser of that payment’s RBA or 7% of that payment’s GBA value.

•	When you make additional purchase payments — each additional purchase payment has its own GBP equal to 7% of the purchase payment amount.

•	At step up — (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).

•	When an individual RBA is reduced to zero — the GBP associated with that RBA will also be reset to zero.

•	When you make a partial withdrawal during the waiting period and after a step up — Any prior annual step ups will be reversed. Step up reversal means that the GBA and the RBA associated with each purchase payment will be reset to the amount of that purchase payment. Each payment’s GBP will be reset to 7% of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

•	When you make a partial withdrawal at any time and the amount withdrawn is:

(a)	less than or equal to the total RBP — the GBP remains unchanged.

(b)	is greater than the total RBP — each payment’s GBP is reset to the lesser of that payment’s RBA or 7% of that payment’s GBA value, based on the RBA and GBA after the withdrawal. If the partial withdrawal is made during the waiting period, these excess withdrawal processing are applied AFTER any previously applied annual step ups have been reversed.

Remaining Benefit Payment (RBP): The amount available for partial withdrawals for the remainder of the contract year under the basic withdrawal benefit. At any point in time, the total RBP is the sum of the RBPs for each purchase payment. During the waiting period, when the guaranteed amount maybe less than the GBP, the value of the RBP at the beginning of the contract year will be that amount that is actually guaranteed each contract year.

The RBP is determined at the following times, calculated as described:

•	At the beginning of each contract year during the waiting period and prior to any withdrawal — the RBP for each purchase payment is set equal to that purchase payment multiplied by 7%.

•	At the beginning of any other contract year — the RBP for each purchase payment is set equal to that purchase payment’s GBP.

•	When you make additional purchase payments — each additional purchase payment has its own RBP equal to that payment’s GBP.

•	At step up — (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).

•	At spousal continuation — (see “Spousal Option to Continue the Contract” heading below).

•	When an individual RBA is reduced to zero — the RBP associated with that RBA will also be reset to zero.

•	When you make any partial withdrawal — the total RBP is reset to equal the total RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. If there have been multiple purchase payments, each payment’s RBP is reduced proportionately. If you withdraw an amount greater than the RBP, GBA excess withdrawal procedures and RBA excess withdrawal processing is applied and the amount available for future partial withdrawals for the remainder of the contract’s life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in the excess withdrawal processing, the applicable RBP will not yet reflect the amount of the current withdrawal.

Covered Person: The person whose life is used to determine when the ALP is established, and the duration of the ALP payments. The Covered Person is the oldest contract owner or annuitant. The covered person may change during the contract’s life if there is a spousal continuation or a change of contract ownership. If the covered person changes, we recompute the benefits guaranteed by the rider, based on the life of the new covered person, which may reduce the amount of the lifetime withdrawal benefit.

Annual Lifetime Payment Attained Age (ALPAA): The covered person’s age after which time the lifetime benefit can be established. Currently, the lifetime benefit can be established on the later of the contract effective date or the contract anniversary date following the date the covered person reaches age 68.

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Annual Lifetime Payment (ALP): Once established, the ALP at any time is the amount available for withdrawals in each contract year after the waiting period until the later of death (see “At Death” heading below), or the RBA is reduced to zero, under the lifetime withdrawal benefit. The maximum ALP is $300,000. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the ALP is zero.

During the waiting period, the guaranteed annual lifetime withdrawal amount may be less than the ALP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see “Waiting Period” heading above). The guaranteed annual lifetime withdrawal amount during the waiting period is equal to the value of the RALP at the beginning of the contract year.

The ALP is determined at the following times:

•	The later of the contract effective date or the contract anniversary date following the date the covered person reaches age 68 — the ALP is established as 6% of the total RBA.

•	When you make additional purchase payments — each additional purchase payment increases the ALP by 6% of the amount of the purchase payment.

•	At step ups — (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).

•	At contract ownership change — (see “Spousal Option to Continue the Contract” and “Contract Ownership Change” headings below).

•	When you make a partial withdrawal during the waiting period and after a step up — Any prior annual step ups will be reversed. Step up reversal means that the ALP will be reset to equal total purchase payments multiplied by 6%. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

•	When you make a partial withdrawal at any time and the amount withdrawn is:

(a)	less than or equal to the RALP — the ALP remains unchanged.

(b)	is greater than the RALP — ALP excess withdrawal processing will be applied to the ALP. Please note that if the partial withdrawal is made during the waiting period, the excess withdrawal processing are applied AFTER any previously applied annual step ups have been reversed.

ALP EXCESS WITHDRAWAL PROCESSING
The ALP is reset to the lesser of the ALP immediately prior to the withdrawal, or 6% of the contract value immediately following the withdrawal.

Remaining Annual Lifetime Payment (RALP): The amount available for partial withdrawals for the remainder of the contract year under the lifetime withdrawal benefit. During the waiting period, when the guaranteed annual withdrawal amount may be less than the ALP, the value of the RALP at the beginning of the contract year will be the amount that is actually guaranteed each contract year. Prior to establishment of the ALP, the lifetime withdrawal benefit is not effect and the RALP is zero.

The RALP is determined at the following times:

•	The later of the contract effective date or the contract anniversary date following the date the covered person reaches age 68, and:

(a)	During the waiting period and prior to any withdrawals — the RALP is established equal to 6% of purchase payments.

(b)	At any other time — the RALP is established equal to the ALP.

•	At the beginning of each contract year during the waiting period and prior to any withdrawals — the RALP is set equal to the total purchase payments, multiplied by 6%.

•	At the beginning of any other contract year — the RALP is set equal to ALP.

•	When you make additional purchase payments — each additional purchase payment increases the RALP by 6% of the amount of the purchase payment.

•	At step ups — (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).

•	When you make a partial withdrawal — the RALP equals the RALP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. If you withdraw an amount greater than the RALP, ALP excess withdrawal procedures are applied and the amount available for future partial withdrawals for the remainder of the contract’s life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in excess withdrawal processing, the applicable RALP will not yet reflect the amount of the current withdrawal.

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Required Minimum Distributions (RMD): If you are taking RMDs from this contract and the RMD calculated separately for this contract is greater than the RBP or the RALP on the most recent contract anniversary, the portion of the RMD that exceeds the RBP or RALP will not be subject to excess withdrawal processing provided that the following conditions are met:

•	The RMD is the life expectancy RMD for this contract alone, and

•	The RMD amount is based on the requirements of the Code section 401(a)(9), related Code provisions and regulations thereunder that were in effect on the effective date of this rider.

RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.

Withdrawal amounts greater than the RBP or RALP on the contract anniversary date that do not meet these conditions will result in excess withdrawal processing as described above.

Step Up Date: The date any step up becomes effective, and depends on the type of step up being applied (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).

Annual Step Up: Beginning with the first contract anniversary, an increase of the GBA, RBA, GBP, RBP, ALP, and/or RALP values may be available. A step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, RBP, ALP, and RALP, and may extend the payment period or increase the allowable payment.

The annual step up is subject to the following rules:

•	The annual step up is available when the RBA or, if established, the ALP, would increase on the step up date.

•	Only one step up is allowed each contract year.

•	If you take any withdrawals during the waiting period, any previously applied step ups will be reversed and the Annual step up will not be available until the end of the waiting period.

•	If the application of the step up does not increase the rider charge, the annual step up will be automatically applied to your contract, and the step up date is the contract anniversary date.

•	If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the after close of business, the step up date will be the next valuation day.

•	The ALP and RALP are not eligible for step ups until they are established. Prior to being established, the ALP and RALP values are both zero.

•	Please note it is possible for the ALP and RALP to step up even if the RBA or GBA do not step up, and it is also possible for the RBA and GBA to step up even if the ALP or RALP do not step up.

The annual step up resets the GBA, RBA, GBP, RBP, ALP and RALP values as follows:

•	The total RBA will be reset to the greater of the total RBA immediately prior to the step up date or the contract value on the step up date.

•	The total GBA will be reset to the greater of the total GBA immediately prior to the step up date or the contract value on the step up date.

•	The total GBP will be reset using the calculation as described above based on the increased GBA and RBA.

•	The total RBP will be reset as follows:

(a)	During the waiting period and prior to any withdrawals, the RBP will not be affected by the step up.

(b)	At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made in the current contract year, but not less than zero.

•	The ALP will be reset to the greater of the ALP immediately prior to the step up date or 6% of the contract value on the step up date.

•	The RALP will be reset as follows:

(a)	During the waiting period and prior to any withdrawals, the RALP will not be affected by the step up.

(b)	At any other time, the RALP will be reset as the increased ALP less all prior withdrawals made in the current contract year, but not less than zero.

Spousal Option to Continue the Contract: If a surviving spouse elects to continue the contract, the Guarantor Withdrawal Benefit for Life rider also continues. When the spouse elects to continue the contract, any remaining waiting period is

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cancelled; the covered person will be re-determined and is the covered person referred to below; and the GBA, RBA, GBP, RBP, ALP and RALP values are affected as follows:

•	The GBA, RBA, and GBP values remain unchanged.

•	The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

•	If the ALP has not yet been established and the new covered person has not yet reached age 68 as of the date of continuation — the ALP will be established on the contract anniversary following the date the covered person reaches age 68 as the lesser of the RBA or the contract anniversary value, multiplied by 6%. The RALP will be established on the same date equal to the ALP.

•	If the ALP has not yet been established but the new covered person is age 68 or older as of the date of continuation — the ALP will be established on the date of continuation as the lesser of the RBA or the contract value, multiplied by 6%. The RALP will be established on the same date in an amount equal to the ALP less all prior partial withdrawals made in the current contract year, but will not be less than zero.

•	If the ALP has been established but the new covered person has not yet reached age 68 as of the date of continuation — the ALP and RALP will be automatically reset to zero for the period of time beginning with the date of continuation and ending with the contract anniversary following the date the covered person reaches age 68. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%, and the RALP will be reset to equal the ALP.

•	If the ALP has been established and the new covered person is age 68 or older as of the date of continuation — the ALP will be automatically reset to the lesser of the current ALP or 6% of the contract value on the date of continuation. The RALP will be reset to the ALP less any withdrawals made in the contract year, but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the spousal continuation.

Spousal Continuation Step Up: If a surviving spouse elects to continue the contract, another elective step up option becomes available. To exercise the step up, the spouse or their investment professional must submit a request within 30 days of the date of continuation. The step up date is the date we receive the spouse’s request to step up. If the request is received after the after close of business, the step up date will be the next valuation day. The GBA, RBA, GBP, RBP, ALP and RALP will be reset in the same fashion as the annual step up.

The spousal continuation step up is subject to the following rules:

•	If the spousal continuation step up option is exercised and we have increased the charge for the rider, the spouse will pay the charge that is in effect on the step up date.

It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue our administrative practice and will give you 30 days’ written notice of any such change.

At the time of spousal continuation, a step-up may be available. All annual step-up rules (see “Annual Step-Up” heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse’s written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

If Contract Value Reduces to Zero: If the contract value reduces to zero and the total RBA remains greater than zero, you will be paid in the following scenarios:

1)	The ALP has not yet been established and the contract value is reduced to zero for any reason other than full withdrawal of the contract. In this scenario, you can choose to:

(a)	receive the remaining schedule of GBPs until the RBA equals zero; or

(b)	wait until the rider anniversary on/following the date the covered person reaches age 68, and then receive the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero.

We will notify you of this option. If no election is made, the ALP will be paid.

2)	The ALP has been established and the contract value reduces to zero as a result of fees or charges, or a withdrawal that is less than or equal to the RALP. In this scenario, you can choose to receive:

(a)	the remaining schedule of GBPs until the RBA equals zero; or

(b)	the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero.

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We will notify you of this option. If no election is made, the ALP will be paid.

3)	The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP. In this scenario, the remaining schedule of GBPs will be paid until the RBA equals zero.

4)	The ALP has been established and the contract value falls to zero as a result of a partial withdrawal that is greater than the RBP but less than or equal to the RALP. In this scenario, the ALP will be paid annually until the death of the covered person.

Under any of these scenarios:

•	The annualized amounts will be paid to you in the frequency you elect. You may elect a frequency offered by us at the time payments begin. Available payment frequencies will be no less frequent than annually;

•	We will no longer accept additional purchase payments;

•	You will no longer be charged for the rider;

•	Any attached death benefit riders will terminate; and

•	The death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.

The Guarantor Withdrawal Benefit for Life rider and the contract will terminate under either of the following two scenarios:

•	If the contract value falls to zero as a result of a withdrawal that is greater than the RALP and the RBP. This is full withdrawal of the contract.

•	If the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP, and the total RBA is reduced to zero.

At Death: If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may elect to take the death benefit as a lump sum under the terms of the contract (see “Benefits in Case of Death”) or the annuity payout option (see “Guaranteed Withdrawal Benefit Annuity Payout Option” heading below).

If the contract value equals zero and the death benefit becomes payable, the following will occur:

•	If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

•	If the covered person dies and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

•	If the covered person is still alive and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the later of the death of the covered person or the RBA equals zero.

•	If the covered person is still alive and the RBA equals zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the death of the covered person.

•	If the covered person dies and the RBA equals zero, the benefit terminates. No further payments will be made.

Contract Ownership Change: If the contract changes ownership (see “Changing Ownership”), the covered person will be redetermined and is the covered person referred to below. The GBA, RBA, GBP, RBP values will remain unchanged. The ALP and RALP will be reset as follows. Our current administrative practice is to only reset the ALP and RALP if the covered person changes due to the ownership change.

•	If the ALP has not yet been established and the new covered person has not yet reached age 68 as of the ownership change date — the ALP and the RALP will be established on the contract anniversary following the date the covered person reaches age 68. The ALP will be set equal to the lesser of the RBA or the contract value, multiplied by 6%. If the anniversary date occurs during the waiting period and prior to a withdrawal, the RALP will be set to the lesser of the ALP or total purchase payment multiplied by 6%. If the anniversary date occurs at any other time, the RALP will be set to the ALP.

•	If the ALP has not yet been established but the new covered person is age 68 or older as of the ownership change date — the ALP and the RALP will be established on the ownership change date. The ALP will be set equal to the lesser of the RBA or the contract value, multiplied by 6%. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be set equal to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be set equal to the ALP less all prior withdrawals made in the current contract year but not less than zero.

•	If the ALP has been established but the new covered person has not yet reached age 68 as of the ownership change date — the ALP and the RALP will be reset to zero for the period of time beginning with the ownership change date and ending with the contract anniversary following the date the covered person reaches age 68. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the time period ends during the

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waiting period and prior to any withdrawals, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the time period ends at any other time, the RALP will be reset to the ALP.

•	If the ALP has been established and the new covered person is age 68 or older as of the ownership change date — the ALP and the RALP will be reset on the ownership change date. The ALP will be reset to the lesser of the current ALP or 6% of the contract value. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be reset to the ALP less all prior withdrawals made in the current contract year but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the ownership change.

Guaranteed Withdrawal Benefit Annuity Payout Option: Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor Withdrawal Benefit for Life rider.

Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity payout option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see “The Annuity Payout Period” and “Taxes”).

This option may not be available if the contract is issued to qualify under Section 403 or 408 of the Code, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed under the mortality table we then use to determine current life annuity purchase rates under the contract to which this rider is attached.

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary’s share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the future schedule of GBPs if necessary to comply with the Code.

RIDER TERMINATION
The Guarantor Withdrawal Benefit for Life rider cannot be terminated either by you or us except as follows:

1. Annuity payouts under an annuity payout plan will terminate the rider.

2. Termination of the contract for any reason will terminate the rider.

3. When a beneficiary elects an alternative payment plan which is an inherited IRA.

EXAMPLES OF GUARANTOR WITHDRAWAL BENEFIT FOR LIFE

EXAMPLE #1: Covered person has not reached age 68 at the time the contract and rider are purchased.

Assumptions:

•	You purchase the contract with a payment of $100,000.

•	You are the sole owner and also the annuitant. Your age is 63.

•	You make no additional payments to the contract.

•	Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in bold.

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			Hypothetical
Contract			Assumed
Duration	Purchase	Partial	Contract	Basic Withdrawal Benefit						Lifetime Withdrawal Benefit
in Years	Payments	Withdrawals	Value	GBA		RBA		GBP	RBP	ALP			RALP

At Issue	$100,000	$ N/A	$100,000	$100,000		$100,000		$7,000	$7,000	$	N/A		$	N/A

0.5	0	7,000	92,000	100,000		93,000		7,000	0		N/A			N/A

1	0	0	91,000	100,000		93,000		7,000	7,000		N/A			N/A

1.5	0	7,000	83,000	100,000		86,000		7,000	0		N/A			N/A

2	0	0	81,000	100,000		86,000		7,000	7,000		N/A			N/A

5	0	0	75,000	100,000		86,000		7,000	7,000		5,160	(1)		5,160	(1)

5.5	0	5,160	70,000	100,000		80,840		7,000	1,840		5,160			0

6	0	0	69,000	100,000		80,840		7,000	7,000		5,160			5,160

6.5	0	7,000	62,000	100,000		73,840		7,000	0		3,720	(2)		0

7	0	0	70,000	100,000		73,840		7,000	7,000		4,200			4,200

7.5	0	10,000	51,000	51,000	(3)	51,000	(3)	3,570	0		3,060	(3)		0

8	0	0	55,000	55,000		55,000		3,850	3,850		3,300			3,300

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation or contract ownership change), you can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your death or the RBA is reduced to zero.

(1)	The ALP and RALP are established on the contract anniversary date following the date the covered person reaches age 68.
(2)	The $7,000 withdrawal is greater than the $5,160 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(3)	The $10,000 withdrawal is greater than both the $7,000 RBP allowed under the basic withdrawal benefit and the $4,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

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EXAMPLE #2: Covered person has reached 68 at the time the contract and rider are purchased.

Assumptions:

•	You purchase the contract with a payment of $100,000.

•	You are the sole owner and also the annuitant. You are age 68.

•	You make no additional payments to the contract.

•	Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in bold.

			Hypothetical
Contract			Assumed
Duration	Purchase	Partial	Contract	Basic Withdrawal Benefit							Lifetime Withdrawal Benefit
in Years	Payments	Withdrawals	Value	GBA		RBA		GBP	RBP		ALP		RALP

At Issue	$100,000	$ N/A	$100,000	$100,000		$100,000		$7,000	$7,000		$6,000		$6,000

1	0	0	105,000	105,000		105,000		7,350	7,000	(1)	6,300		6,000	(1)

2	0	0	110,000	110,000		110,000		7,700	7,000	(1)	6,600		6,000	(1)

3	0	0	110,000	110,000		110,000		7,700	7,700	(2)	6,600		6,600	(2)

3.5	0	6,600	110,000	110,000		103,400		7,700	1,100		6,600		0

4	0	0	115,000	115,000		115,000		8,050	8,050		6,900		6,900

4.5	0	8,050	116,000	115,000		106,950		8,050	0		6,900	(3)	0

5	0	0	120,000	120,000		120,000		8,400	8,400		7,200		7,200

5.5	0	10,000	122,000	120,000	(4)	110,000	(4)	8,400	0		7,200	(4)	0

6	0	0	125,000	125,000		125,000		8,750	8,750		7,500		7,500

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation or contract ownership change), you can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $7,500 each year until the later of your death or the RBA is reduced to zero.

(1)	The annual step-up has not been applied to the RBP or RALP because any withdrawal after step up during the waiting period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the waiting period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.
(2)	On the third anniversary (after the end of the waiting period), the RBP and RALP are set equal to the GBP and ALP, respectively.
(3)	The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4)	The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

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Appendix J: Guarantor Withdrawal Benefit Rider Disclosure

GUARANTOR WITHDRAWAL BENEFIT RIDER
We have offered two versions of the Guarantor Withdrawal Benefit that have been referred to in previous disclosure as Rider A and Rider B. The description of the Guarantor Withdrawal Benefit in this section applies to both Rider A and Rider B, unless noted otherwise. These riders are no longer available for purchase.

The Guarantor Withdrawal Benefit is an optional benefit that was offered for an additional annual charge if:

Rider A

•	your contract application has been signed on or after June 20, 2005 and prior to June 19, 2006; and

•	you and the annuitant were 79 or younger on the date the contract was issued.

Rider B

•	your contract application has been signed prior to June 20, 2005;

•	you and the annuitant were 79 or younger on the date the contract was issued.

The Guarantor Withdrawal Benefit is not available under an inherited qualified annuity.

You must elect the Guarantor Withdrawal Benefit rider when you purchase your contract (original rider). The original rider you receive at contract issue offers an elective annual step-up and any withdrawal after a step up during the first three years is considered an excess withdrawal, as described below. The rider effective date of the original rider is the contract issue date.

We offered you the option of replacing the original rider with a new Guarantor Withdrawal Benefit (enhanced rider). The enhanced rider offers an automatic annual step-up and a withdrawal after a step up during the first three years is not necessarily an excess withdrawal, as described below. The effective date of the enhanced rider will be the contract issue date except for the automatic step-up which will apply to contract anniversaries that occur after you accept the enhanced rider. The descriptions below apply to both the original and enhanced riders unless otherwise noted.

The Guarantor Withdrawal Benefit initially provides a guaranteed minimum withdrawal benefit that gives you the right to take limited partial withdrawals in each contract year that over time will total an amount equal to your purchase payments plus any purchase payment credits. Certain withdrawals and step ups, as described below, can cause the initial guaranteed withdrawal benefit to change. The guarantee remains in effect if your partial withdrawals in a contract year do not exceed the allowed amount. As long as your withdrawals in each contract year do not exceed the allowed amount, you will not be assessed a withdrawal charge. Under the original rider, the allowed amount is the Guaranteed Benefit Payment (GBP — the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third contract anniversary, as described below). Under the enhanced rider, the allowed amount is equal to 7% of purchase payments and purchase payment credits for the first three years, and the GBP in all other years.

If you withdraw an amount greater than the allowed amount in a contract year, we call this an “excess withdrawal” under the rider. If you make an excess withdrawal under the rider:

•	withdrawal charges, if applicable, will apply only to the amount of the withdrawal that exceeds the allowed amount;

•	the guaranteed benefit amount will be adjusted as described below; and

•	the remaining benefit amount will be adjusted as described below.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge (see “Charges — Surrender Charge”). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see “Benefits in Case of Death”). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see “Surrenders”).

Once elected, the Guarantor Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin. If you select the Guarantor Withdrawal Benefit rider, you may not select an Income Assurer Benefit rider or the Accumulation Protector Benefit rider. If you exercise the annual step up election (see “Elective Step Up” and “Annual Step Up” below), the special spousal continuation step up election (see “Spousal Continuation and Special Spousal Continuation Step Up” below) or change your PN program investment option, the rider charge may change (see “Charges”).

You should consider whether the Guarantor Withdrawal Benefit is appropriate for you because:

•	Use of Asset Allocation Program Required: You must participate in the asset allocation program (see “Making the Most of Your Contract — Asset Allocation Program”), however, you may elect to participate in the PN program after June 19, 2006 (see “Making the Most of Your Contract — Portfolio Navigator Program”). The PN program and the asset allocation

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program limit your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts or the one-year fixed account that are available under the contract to contract owners who do not elect this rider. You may allocate purchase payments and any purchase payment credits to the DCA fixed account, when available, and we will make monthly transfers into the PN program investment option you have chosen.

•	Limitations on TSAs: Your right to take withdrawals is restricted if your contract is a TSA (see “TSA — Special Surrender Provisions”). You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;

•	Limitations on Purchase Payments: We limit the cumulative amount of additional purchase payments to $100,000. For current purchase payment restrictions, please see “Buying Your Contract — Purchase Payments.”

•	Non-Cancelable: Once elected, the Guarantor Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin.

•	Interaction with the Total Free Amount (TFA) contract provision: The TFA is the amount you are allowed to withdraw in each contract year without incurring a withdrawal charge (see “Charges — Surrender Charge”). The TFA may be greater than GBP under this rider. Any amount you withdraw in a contract year under the contract’s TFA provision that exceeds the GBP is subject to the excess withdrawal procedures for the GBA and RBA described below.

You should consult your tax advisor if you have any questions about the use of this rider in your tax situation:

•	Tax Considerations for Non-Qualified Annuities: Under current federal income tax law, withdrawals under nonqualified annuities, including withdrawals taken from the contract under the terms of the rider, are treated less favorably than amounts received as annuity payments under the contract (see “Taxes — Nonqualified Annuities”). Withdrawals are taxable income to the extent of earnings. Withdrawals of earnings before age 59 1/2 may also incur a 10% IRS early withdrawal penalty.

•	Tax Considerations for Qualified Annuities: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see “Taxes — Qualified Annuities — Required Minimum Distributions”). If you have a qualified annuity, you may need to take an RMD. If you make a withdrawal in any contract year to satisfy an RMD, this may constitute an excess withdrawal, as defined below, and the excess withdrawal procedures described below will apply. Under the terms of the enhanced rider, we allow you to satisfy the RMD based on the life expectancy RMD for your contract and the requirements of the Code and regulations in effect when you purchase your contract, without the withdrawal being treated as an excess withdrawal.

For owners subject to RMD rules under Section 401(a)(9), our current administrative practice under both the original and enhanced rider is to allow amounts you withdraw to satisfy these rules without applying prompt excess withdrawal processing under the terms of the rider, subject to the following rules:

(1)	If your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is greater than the RBP from the beginning of the current contract year, an Additional Benefit Amount (ABA) will be set equal to that portion of your ALERMDA that exceeds the RBP.

(2)	Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.

(3)	Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce any ABA. These withdrawals will not be considered excess withdrawals as long as they do not exceed the remaining ABA.

(4)	Once the ABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals and will initiate the excess withdrawal processing described in the Guarantor Withdrawal Benefit rider.

The ALERMDA is:

(1)	determined by us each calendar year;

(2)	based solely on the value of the contract to which the Guarantor Withdrawal Benefit rider is attached as of the date we make the determination; and

(3)	based on the company’s understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable, on the effective date of this prospectus to:

1.	an individual retirement annuity (Section 408(b));

2.	a Roth individual retirement account (Section 408A);

3.	a Simplified Employee Pension plan (Section 408(k));

4.	a tax-sheltered annuity rollover (Section 403(b)).

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We reserve the right to modify our administrative practice described above and will give you 30 days’ written notice of any such change.

In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your Guarantor Withdrawal Benefit rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your RBP amount and may result in the reduction of your GBA and RBA as described under the excess withdrawal provision of the rider.

RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.

In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g. ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.

The terms “Guaranteed Benefit Amount” and “Remaining Benefit Amount” are described below. Each is used in the operation of the GBP, the RBP, the elective step up, the annual step up, the special spousal continuation step up and the Guaranteed Withdrawal Benefit Annuity Payout Option.

Guaranteed Benefit Amount
The Guaranteed Benefit Amount (GBA) is equal to the initial purchase payment, plus any purchase payment credits, adjusted for subsequent purchase payments, any purchase payment credits, partial withdrawals in excess of the GBP, and step ups. The maximum GBA is $5,000,000.

The GBA is determined at the following times:

•	At contract issue — the GBA is equal to the initial purchase payment, plus any purchase payment credit;

•	When you make additional purchase payments — each additional purchase payment plus any purchase payment credit has its own GBA equal to the amount of the purchase payment plus any purchase payment credit. The total GBA when an additional purchase payment and purchase payment credit are added is the sum of the individual GBAs immediately prior to the receipt of the additional purchase payment, plus the GBA associated with the additional purchase payment;

•	At step up — (see “Elective Step Up” and “Annual Step Up” headings below).

•	When you make a partial withdrawal:

(a)	and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP — the GBA remains unchanged. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;

(b)	and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP — the following excess withdrawal procedure will be applied to the GBA. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups:

(c)	under the original rider in a contract year after a step up but before the third contract anniversary — the following excess withdrawal procedure will be applied to the GBA. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups:

GBA EXCESS WITHDRAWAL PROCEDURE
The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment’s GBA after the withdrawal will be reset to equal that payment’s RBA after the withdrawal plus (a) times (b), where:

(a)	is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b)	is each payment’s GBA before the withdrawal less that payment’s RBA after the withdrawal.

Remaining Benefit Amount
The remaining benefit amount (RBA) at any point is the total guaranteed amount available for future partial withdrawals. The maximum RBA is $5,000,000.

The RBA is determined at the following times:

•	At contract issue — the RBA is equal to the initial purchase payment plus any purchase payment credit;

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•	When you make additional purchase payments — each additional purchase payment plus any purchase payment credit has its own RBA equal to the amount of the purchase payment plus any purchase payment credit. The total RBA when an additional purchase payment and purchase payment credit are added is the sum of the individual RBAs immediately prior to the receipt of the additional purchase payment, plus the RBA associated with the additional payment;

•	At step up — (see “Elective Step Up” and “Annual Step Up” headings below).

•	When you make a partial withdrawal:

(a)	and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP — the RBA becomes the RBA immediately prior to the partial withdrawal, less the partial withdrawal. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

(b)	and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP — the following excess withdrawal procedure will be applied to the RBA. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

(c)	under the original rider after a step up but before the third contract anniversary — the following excess withdrawal procedure will be applied to the RBA. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

RBA EXCESS WITHDRAWAL PROCEDURE
The RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, any reduction of the RBA will be taken out of each payment’s RBA in the following manner:

The withdrawal amount up to the remaining benefit payment (defined below) is taken out of each RBA bucket in proportion to its remaining benefit payment at the time of the withdrawal; and the withdrawal amount above the remaining benefit payment and any amount determined by the excess withdrawal procedure are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

Guaranteed Benefit Payment
Under the original rider, the GBP is the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third anniversary.

Under the enhanced rider, the GBP is the withdrawal amount that you are entitled to take each contract year after the third anniversary until the RBA is depleted.

Rider A: Under the original rider, the GBP is equal to 7% of the GBA. Under the enhanced rider, the GBP is the lesser of (a) 7% of the GBA, or (b) the RBA. Under both the original and enhanced riders, if you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.

Rider B: Under both the original and enhanced riders, the GBP is the lesser of (a) 7% of the GBA; or (b) the RBA. If you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.

Remaining Benefit Payment
Under the original rider, at the beginning of each contract year, the remaining benefit payment (RBP) is set as the lesser of (a) the GBP, or (b) the RBA.

Under the enhanced rider, at the beginning of each contract year, during the first three years and prior to any withdrawal, the RBP for each purchase payment is set equal to that purchase payment plus any purchase payment credit, multiplied by 7%. At the beginning of any other contract year, each individual RBP is set equal to each individual GBP.

Each additional purchase payment has its own RBP established equal to that payment’s GBP. The total RBP is equal to the sum of the individual RBPs.

Whenever a partial withdrawal is made, the RBP equals the RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero.

Elective Step Up (under the original rider only)
You have the option to increase the RBA, the GBA, the GBP and the RBP beginning with the first contract anniversary. An annual elective step up option is available for 30 days after the contract anniversary. The elective step up option allows you to step up the remaining benefit amount and guaranteed benefit amount to the contract value on the valuation date we receive your written request to step up.

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The elective step up is subject to the following rules:

•	if you do not take any withdrawals during the first three contract years, you may step up annually beginning with the first contract anniversary;

•	if you take any withdrawals during the first three contract years, the annual elective step up will not be available until the third contract anniversary;

•	if you step up on the first or second contract anniversary but then take a withdrawal prior to the third contract anniversary, you will lose any prior step ups and the withdrawal will be considered an excess withdrawal subject to the GBA and RBA excess withdrawal procedures discussed under the “Guaranteed Benefit Amount” and “Remaining Benefit Amount” headings above; and

•	you may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

You may elect a step up only once each contract year within 30 days after the contract anniversary. Once a step up has been elected, another step up may not be elected until the next contract anniversary.

Rider A: You may only step up if your contract value on the valuation date we receive your written request to step up is greater than the RBA. The elective step up will be determined as follows:

•	The effective date of the elective step up is the valuation date we receive your written request to step up.

•	The RBA will be increased to an amount equal to the contract value on the valuation date we receive your written request to step up.

•	The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step up; or (b) the contract value on the valuation date we receive your written request to step up.

•	The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the elective step up; or (b) 7% of the GBA after the elective step up.

•	The RBP will be increased to the lesser of (a) the RBA after the elective step up; or (b) the GBP after the elective step up less any withdrawals made during that contract year.

Rider B: You may only step up if your contract anniversary value is greater than the RBA. The elective step up will be determined as follows:

•	The effective date of the elective step up is the contract anniversary.

•	The RBA will be increased to an amount equal to the contract anniversary value.

•	The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step up; or (b) the contract anniversary value.

•	The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the elective step up; or (b) 7% of the GBA after the elective step up.

•	The RBP will be increased to the lesser of (a) the RBA after the elective step up; or (b) the GBP after the elective step up.

Annual Step Up (under the enhanced rider only)
Beginning with the first contract anniversary after you accept the enhanced rider, an increase of the RBA, the GBA, the GBP and the RBP may be available. A step up does not create contract value, guarantee performance of any investment options, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP and RBP, and may extend the payment period or increase allowable payment.

The annual step up is subject to the following rules:

•	The annual step up is available when the RBA would increase on the step up date. The applicable step up date depends on whether the annual step up is applied on an automatic or elective basis.

•	If the application of the step does not increase the rider charge, the annual step up will be automatically applied to your contract and the step up date is the contract anniversary date.

•	If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

•	Only one step up is allowed each contract year.

•	If you take any withdrawals during the first three contract years, any previously applied step ups will be reversed and the annual step up will not be available until the third contract anniversary;

•	You may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

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The annual step up will be determined as follows:

•	The RBA will be increased to an amount equal to the contract value on the step up date.

•	The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the annual step up; or (b) the contract value on the step up date.

•	The GBP will be calculated as described earlier, but based on the increased GBA and RBA.

•	The RBP will be reset as follows:

(a)	Prior to any withdrawals during the first three years, the RBP will not be affected by the step up.

(b)	At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made during the current contract year, but not less than zero.

Spousal Continuation and Special Spousal Continuation Step Up
If a surviving spouse elects to continue the contract, this rider also continues. The spousal continuation step up is in addition to the elective step up or the annual step up. When a spouse elects to continue the contract, any rider feature processing particular to the first three years of the contract as described in this prospectus no longer applies. The GBA, RBA and GBP values remain unchanged. The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

Rider A: A surviving spouse may elect a spousal continuation step up by written request within 30 days following the spouse’s election to continue the contract. This step up may be made even if withdrawals have been taken under the contract during the first three years. Under this step up, the RBA will be reset to the greater of the RBA or the contract value on the valuation date we receive the spouse’s written request to step up; the GBA will be reset to the greater of the GBA or the contract value on the same valuation date. If a spousal continuation step up is elected and we have increased the charge for the rider for new contract owners, the spouse will pay the charge that is in effect on the valuation date we receive the written request to step up.

It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue our administrative practice and will give you 30 days’ written notice of any such change.

At the time of spousal continuation, a step-up may be available. All annual step-up rules (see “Annual Step-Up” heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse’s written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

Rider B: A spousal continuation step up occurs automatically when the spouse elects to continue the contract. The rider charge will not change upon this automatic step up. Under this step up, the RBA will be reset to the greater of the RBA on the valuation date we receive the spouse’s written request to continue the contract and the death benefit that would otherwise have been paid; the GBA will be reset to the greater of the GBA on the valuation date we receive the spouse’s written request to continue the contract and the death benefit that would otherwise have been paid.

Guaranteed Withdrawal Benefit Annuity Payout Option
Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor Withdrawal Benefit.

Under this option the amount payable each year will be equal to the future schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see “The Annuity Payout Period” and “Taxes”).

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary’s share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the future schedule of GBPs if necessary to comply with the Code.

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If Contract Value Reduces to Zero
If the contract value reduces to zero and the RBA remains greater than zero, the following will occur:

•	you will be paid according to the annuity payout option described above;

•	we will no longer accept additional purchase payments;

•	you will no longer be charged for the rider;

•	any attached death benefit riders will terminate; and

•	the death benefit becomes the remaining payments under the annuity payout option described above.

If the contract value falls to zero and the RBA is depleted, the Guarantor Withdrawal Benefit rider and the contract will terminate.

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EXAMPLE OF THE GUARANTOR WITHDRAWAL BENEFIT (applies to Rider A and Rider B)
Assumption:

•	You purchase the contract with a payment of $100,000.

The Guaranteed Benefit Amount (GBA) equals your purchase payment:	$100,000
The Guaranteed Benefit Payment (GBP) equals 7% of your GBA:
0.07 × $100,000 =	$7,000
• The Remaining Benefit Amount (RBA) equals your purchase payment:	$100,000
On the first contract anniversary the contract value grows to $110,000. You decide to step up your benefit.
The RBA equals 100% of your contract value:	$110,000
The GBA equals 100% of your contract value:	$110,000
The GBP equals 7% of your stepped-up GBA:
0.07 × $110,000 =	$7,700
• During the fourth contract year you decide to take a partial withdrawal of $7,700.
You took a partial withdrawal equal to your GBP, so your RBA equals the prior RBA less the amount of the partial withdrawal:
$110,000 – $7,700 =	$102,300
The GBA equals the GBA immediately prior to the partial withdrawal:	$110,000
The GBP equals 7% of your GBA:
0.07 × $110,000 =	$7,700
• On the fourth contract anniversary you make an additional purchase payment of $50,000.
The new RBA for the contract is equal to your prior RBA plus 100% of the additional purchase payment:
$102,300 + $50,000 =	$152,300
• The new GBA for the contract is equal to your prior GBA plus 100% of the additional purchase payment:
$110,000 + $50,000 =	$160,000
• The new GBP for the contract is equal to your prior GBP plus 7% of the additional purchase payment:
$7,700 + $3,500 =	$11,200
• On the fifth contract anniversary your contract value grows to $200,000. You decide to step up your benefit.
The RBA equals 100% of your contract value:	$200,000
The GBA equals 100% of your contract value:	$200,000
The GBP equals 7% of your stepped-up GBA:
0.07 × $200,000 =	$14,000
• During the seventh contract year your contract value grows to $230,000. You decide to take a partial withdrawal of $20,000. You took more than your GBP of $14,000 so your RBA gets reset to the lesser of:

(1) your contract value immediately following the partial withdrawal;
$230,000 – $20,000 =	$210,000
OR
(2) your prior RBA less the amount of the partial withdrawal.
$200,000 – $20,000 =	$180,000
Reset RBA = lesser of (1) or (2) =	$180,000
• The GBA gets reset to the lesser of:
(1) your prior GBA	$200,000
OR
(2) your contract value immediately following the partial withdrawal;
$230,000 – $20,000 =	$210,000

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Reset GBA = lesser of (1) or (2) =	$200,000
The Reset GBP is equal to 7% of your Reset GBA:
0.07 × $200,000 =	$14,000
• During the eighth contract year your contract value falls to $175,000. You decide to take a partial withdrawal of $25,000. You took more than your GBP of $14,000 so your RBA gets reset to the lesser of:

(1) your contract value immediately following the partial withdrawal; $175,000 – $25,000 =	$150,000
OR
(2) your prior RBA less the amount of the partial withdrawal. $180,000 – $25,000 =	$155,000
Reset RBA = lesser of (1) or (2) =	$150,000
• The GBA gets reset to the lesser of:
(1) your prior GBA;	$200,000
OR
(2) your contract value immediately following the partial withdrawal; $175,000 – $25,000 =	$150,000
Reset GBA = lesser of (1) or (2) =	$150,000
The Reset GBP is equal to 7% of your Reset GBA:
0.07 × $150,000 =	$10,500

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Appendix K: Income Assurer Benefit Riders

INCOME ASSURER BENEFIT RIDERS
The following three optional Income Assurer Benefit riders were available under your contract if you signed your contract application prior to May 1, 2007. These riders are no longer available for purchase.

•	Income Assurer Benefit – MAV;

•	Income Assurer Benefit – 5% Accumulation Benefit Base; or

•	Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base.

The Income Assurer Benefit riders are intended to provide you with a guaranteed minimum income regardless of the volatility inherent in the investments in the subaccounts. The riders benchmark the contract growth at each anniversary against several comparison values and set the guaranteed income benefit base (described below) equal to the largest value. The guaranteed income benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the rider. If the guaranteed income benefit base is greater than the contract value, the guaranteed income benefit base may provide a higher annuity payout level than is otherwise available. However, the riders use guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we may apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the riders may be less than the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the riders, you will receive the higher standard payout option. The guaranteed income benefit base does not create contract value or guarantee the performance of any investment option.

The general information in this section applies to each Income Assurer Benefit rider.

Here are some general terms that are used to describe the Income Assurer Benefit riders in the sections below:

Guaranteed Income Benefit Base: The guaranteed income benefit base is the value that will be used to determine minimum annuity payouts when the rider is exercised. It is an amount we calculate, depending on the Income Assurer Benefit rider you choose, that establishes a benefit floor. When the benefit floor amount is greater than the contract value, there may be a higher annuitization payout than if you annuitized your contract without the Income Assurer Benefit. Your annuitization payout will never be less than that provided by your contract value.

Excluded Investment Options: These investment options are listed in your contract under contract data and will include the Columbia Variable Portfolio – Cash Management Fund and/or the one-year fixed account. Excluded investment options are not used in the calculation of this riders’ variable account floor for the Income Assurer Benefit – 5% Accumulation Benefit Base and the Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base.

Excluded Payments: These are purchase payments and any purchase payment credits paid in the last five years before exercise of the benefit which we will exclude from the calculation of the guaranteed income benefit base whenever they equal $50,000 or more, or if they equal 25% or more of total purchase payments and any purchase payment credits.

Proportionate Adjustments for Partial Withdrawals: These are calculated as the product of (a) times (b) where:

(a)	is the ratio of the amount of the partial withdrawal (including any withdrawal charges) to the contract value on the date of (but prior to) the partial withdrawal; and

(b)	is the benefit on the date of (but prior to) the partial withdrawal.

Protected Investment Options: All investment options available under this contract that are not defined as Excluded Investment options under contract data are known as protected investment options for purposes of this rider and are used in the calculation of the variable account floor for the Income Assurer Benefit – 5% Accumulation Benefit Base and the Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base.

Waiting Period: This rider can only be exercised after the expiration of a 10-year waiting period. The 10-year waiting period will be restarted if you elect to change your PN program investment option to one that causes the rider charge to increase more than 0.20% whenever the remaining waiting period just prior to the change is less than three years (see “Charges — Income Assurer Benefit”).

The following are general provisions that apply to each Income Assurer Benefit:

Exercising the Rider
Rider exercise conditions are:

•	you may only exercise the Income Assurer Benefit rider within 30 days after any contract anniversary following the expiration of the waiting period;

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•	the annuitant on the retirement date must be between 50 to 86 years old; and

•	you can only take an annuity payment in one of the following annuity payout plans:

Plan A — Life Annuity – No Refund;

Plan B — Life Annuity with Ten or Twenty Years Certain;

Plan D — Joint and Last Survivor Life Annuity – No Refund; Joint and Last Survivor Life Annuity with Twenty Years Certain; or

Plan E — Twenty Years Certain.

After the expiration of the waiting period, the Income Assurer Benefit rider guarantees a minimum amount of fixed annuity lifetime income during annuitization or the option of variable annuity payouts with a guaranteed minimum initial payout or a combination of the two options.

If your contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time, the contract and all its riders, including this rider, will terminate without value and no benefits will be paid on account of such termination. Exception: if you are still living, and the annuitant is between 50 and 86 years old, an amount equal to the guaranteed income benefit base will be paid to you under the annuity payout plan and frequency that you select, based upon the fixed or variable annuity payouts described above. The guaranteed income benefit base will be calculated and annuitization will occur at the following times.

•	If the contract value falls to zero during the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur on the valuation date after the expiration of the waiting period, or when the annuitant attains age 50 if later.

•	If the contract value falls to zero after the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur immediately, or when the annuitant attains age 50 if later.

Fixed annuity payouts under this rider will occur at the guaranteed annuity purchase rates based on the “2000 Individual Annuitant Mortality Table A” with 100% Projection Scale G and a 2.0% interest rate for contracts purchased on or after June 19, 2006.(1) These are the same rates used in Table B of the contract (see “The Annuity Payout Period — Annuity Tables”). Your annuity payouts remain fixed for the lifetime of the annuity payout period.

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your variable annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

Pt–1 (1 + i) 1.05	= Pt

Pt–1	= prior annuity payout
Pt	= current annuity payout
i	= annualized subaccount performance

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your variable annuity payout will be unchanged from the previous variable annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous variable annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous variable annuity payout.

(1)	For all other contracts, the guaranteed annuity purchase rates are based on the “1983 Individual Annuitant Mortality Table A” with 100% Projection Scale G and a 2.0% interest rate.

Terminating the Rider
Rider termination conditions are:

•	you may terminate the rider within 30 days following the first anniversary after the effective date of the rider;

•	you may terminate the rider any time after the expiration of the waiting period;

•	the rider will terminate on the date you make a full withdrawal from the contract, or annuitization begins, or on the date that a death benefit is payable; and

•	the rider will terminate* 30 days following the contract anniversary after the annuitant’s 86th birthday.

*	The rider and annual fee terminate 30 days following the contract anniversary after the annuitant’s 86th birthday, however, if you exercise the Income Assurer Benefit rider before this time, your benefits will continue according to the annuity payout plan you have selected.

 142  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS

You may select one of the Income Assurer Benefit riders described below:

Income Assurer Benefit – MAV
The guaranteed income benefit base for the Income Assurer Benefit – MAV is the greater of these three values:

1.	contract value; or

2.	the total purchase payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals; or

3.	the maximum anniversary value.

Maximum Anniversary Value (MAV) — is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

(a)	current contract value; or

(b)	total payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals.

Thereafter, we increase the MAV by any additional purchase payments and any purchase payment credits and reduce the MAV by proportionate adjustments for partial withdrawals. Every contract anniversary after that prior to the earlier of your or the annuitant’s 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.

If we exercise our right to not reflect excluded payments in the calculation of the guaranteed income benefit base, we will calculate the guaranteed income benefit base as the greatest of these three values:

1.	contract value less the market value adjusted excluded payments; or

2.	total purchase payments plus any purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals; or

3.	the MAV, less market value adjusted excluded payments.

Market Value Adjusted Excluded Payments are calculated as the sum of each excluded purchase payment and any purchase payment credit multiplied by the ratio of the current contract value over the estimated contract value on the anniversary prior to such purchase payment. The estimated contract value at such anniversary is calculated by assuming that payments, any credits, and partial withdrawals occurring in a contract year take place at the beginning of the year for that anniversary and every year after that to the current contract year.

Income Assurer Benefit – 5% Accumulation Benefit Base
The guaranteed income benefit base for the Income Assurer Benefit – 5% Accumulation Benefit Base is the greater of these three values:

1.	contract value; or

2.	the total purchase payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals; or

3.	the 5% variable account floor.

5% Variable Account Floor – is equal to the contract value in the excluded investment options plus the variable account floor. The Income Assurer Benefit 5% variable account floor is calculated differently and is not the same value as the death benefit 5% variable account floor.

The variable account floor is zero from the effective date of this rider and until the first contract anniversary after the effective date of this rider. On the first contract anniversary after the effective date of this rider the variable account floor is:

•	the total purchase payments and any purchase payment credits made to the protected investment options minus adjusted partial withdrawals and transfers from the protected investment options; plus

•	an amount equal to 5% of your initial purchase payment and any purchase payment credit allocated to the protected investment options.

On any day after the first contract anniversary following the effective date of this rider, when you allocate additional purchase payments and purchase payment credits to or withdraw or transfer amounts from the protected investment options, we adjust the variable account floor by adding the additional purchase payment and any purchase payment credit and subtracting adjusted withdrawals and adjusted transfers. On each subsequent contract anniversary after the first anniversary of the effective date of this rider, prior to the earlier of your or the annuitant’s 81st birthday, we increase the variable account floor by adding the amount (“roll-up amount”) equal to 5% of the prior contract anniversary’s variable account floor.

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS 143

The amount of purchase payment and any purchase payment credits withdrawn from or transferred between the excluded investment options and the protected investment options is calculated as (a) times (b) where:

(a)	is the amount of purchase payment and any purchase payment credits in the investment options being withdrawn or transferred on the date of but prior to the current withdrawal or transfer; and

(b)	is the ratio of the amount of the transfer or withdrawal to the value in the investment options being withdrawn or transferred on the date of (but prior to) the current withdrawal or transfer.

The roll-up amount prior to the first anniversary is zero. Also, the roll-up amount on every anniversary after the earlier of your or the annuitant’s 81st birthday is zero.

Adjusted withdrawals and adjusted transfers for the variable account floor are equal to the amount of the withdrawal or transfer from the protected investment options as long as the sum of the withdrawals and transfers from the protected investment options in a contract year do not exceed the roll-up amount from the prior contract anniversary.

If the current withdrawal or transfer from the protected investment options plus the sum of all prior withdrawals and transfers made from the protected investment options in the current policy year exceeds the roll-up amount from the prior contract anniversary we will calculate the adjusted withdrawal or adjusted transfer for the variable account floor as the result of (a) plus [(b) times (c)] where:

(a)	is the roll-up amount from the prior contract anniversary less the sum of any withdrawals and transfers made from the protected investment options in the current policy year but prior to the current withdrawal or transfer. However, (a) can not be less than zero; and

(b)	is the variable account floor on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a); and

(c)	is the ratio of [the amount of the current withdrawal (including any withdrawal charges) or transfer from the protected investment options less the value from (a)] to [the total in the protected investment options on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a)].

When we exercise our right to not reflect excluded payments in the calculation of the guaranteed income benefit base, we will calculate the guaranteed income benefit base as the greatest of these three values:

1.	contract value less the market value adjusted excluded payments (described above); or

2.	total purchase payments and any purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals; or

3.	the 5% variable account floor, less 5% adjusted excluded payments.

5% Adjusted Excluded Payments are calculated as the sum of each excluded payment and any credit accumulated at 5% for the number of full contract years they have been in the contract.

Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base
The guaranteed income benefit base for the Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base is the greater of these four values:

1.	the contract value;

2.	the total purchase payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals;

3.	the MAV (described above); or

4.	the 5% variable account floor (described above).

When we exercise our right to not reflect excluded payments in the calculation of the guaranteed income benefit base, we will calculate the guaranteed income benefit base as the greatest of:

1.	contract value less the market value adjusted excluded payments (described above);

2.	total purchase payments and any purchase payment credits, less excluded payments, less proportionate adjustments for partial surrenders;

3.	the MAV, less market value adjusted excluded payments (described above); or

4.	the 5% Variable Account Floor, less 5% adjusted excluded payments (described above).

 144  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS

EXAMPLES OF THE INCOME ASSURER BENEFIT RIDERS
The purpose of these following examples is to illustrate the operation of the Income Assurer Benefit Riders. The examples compare payouts available under the contract’s standard annuity payout provisions with annuity payouts available under the riders based on the same set of assumptions. The contract values shown are hypothetical and do not represent past or future performance. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts (referred to in the riders as “protected investment options”) and the fees and charges that apply to your contract.

For each of the riders, we provide two annuity payout plan comparisons based on the hypothetical contract values we have assumed. The first comparison assumes that you select annuity payout Plan B, Life Annuity with 10 Years Certain. The second comparison assumes that you select annuity payout Plan D, Joint and Last Survivor Annuity – No Refund.

Remember that the riders require you to choose a PN program investment option. The riders are intended to offer protection against market volatility in the subaccounts (protected investment options). Some PN program investment options include protected investment options and excluded investment options (RiverSource Variable Portfolio – Cash Management Fund, and if available under the contract, the one-year fixed account). Excluded investment options are not included in calculating the 5% variable account floor under the Income Assurer Benefit – 5% Accumulation Benefit Base rider and the Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base riders. Because the examples which follow are based on hypothetical contract values, they do not factor in differences in PN program investment options.

Assumptions:

•	You signed your contract application during the 2006 calendar year with a payment of $100,000; and

•	you invest all contract value in the subaccounts (protected investment options); and

•	you make no additional purchase payments, partial surrenders or changes in PN program investment option; and

•	the annuitant is male and age 55 at contract issue; and

•	the joint annuitant is female and age 55 at contract issue.

Example — Income Assurer Benefit – MAV

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

	Assumed		Maximum	Guaranteed
Contract	Contract	Purchase	Anniversary	Income Benefit
Anniversary	Value	Payments	Value (MAV)(1)	Base – MAV(2)

1	$108,000	$100,000	$108,000	$108,000
2	125,000	none	125,000	125,000
3	132,000	none	132,000	132,000
4	150,000	none	150,000	150,000
5	85,000	none	150,000	150,000
6	121,000	none	150,000	150,000
7	139,000	none	150,000	150,000
8	153,000	none	153,000	153,000
9	140,000	none	153,000	153,000
10	174,000	none	174,000	174,000
11	141,000	none	174,000	174,000
12	148,000	none	174,000	174,000
13	208,000	none	208,000	208,000
14	198,000	none	208,000	208,000
15	203,000	none	208,000	208,000

(1)	The MAV is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2)	The Guaranteed Income Benefit Base – MAV is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base – MAV does not create contract value or guarantee the performance of any investment option.

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS 145

Plan B – Life Annuity with 10 Years Certain
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B – Life Annuity with 10 Years Certain would be:

	Standard Provisions			IAB – MAV Provisions

Contract		New Table(1)	Old Table(1)		New Table(1)	Old Table(1)
Anniversary	Assumed	Plan B – Life with	Plan B – Life with	IAB – MAV	Plan B – Life with	Plan B – Life with
at Exercise	Contract Value	10 Years Certain(2)	10 Years Certain(2)	Benefit Base	10 Years Certain(2)	10 Years Certain(2)

10	$174,000	$772.56	$774.30	$174,000	$772.56	$774.30
11	141,000	641.55	642.96	174,000	791.70	793.44
12	148,000	691.16	692.64	174,000	812.58	814.32
13	208,000	996.32	998.40	208,000	996.32	998.40
14	198,000	974.16	976.14	208,000	1,023.36	1,025.44
15	203,000	1,025.15	1,027.18	208,000	1,050.40	1,052.48

(1)	Effective June 19, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the “2000 Individual Annuitant Mortality Table A” (New Table), subject to state approval. Previously, our calculations were based on the “1983 Individual Annuity Mortality Table A” (Old Table). If you signed your contract application prior to June 19, 2006, the references to Old Table apply to your contract. If you assigned your contract application on or after June 19, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2)	The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

Plan D – Joint and Last Survivor Life Annuity – No Refund
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D – Joint and Last Survivor Life Annuity – No Refund would be:

	Standard Provisions			IAB – MAV Provisions

Contract		New Table(1)	Old Table(1)		New Table(1)	Old Table(1)
Anniversary	Assumed	Plan D – Last	Plan D – Last	IAB – MAV	Plan D – Last	Plan D – Last
at Exercise	Contract Value	Survivor No Refund(2)	Survivor No Refund(2)	Benefit Base	Survivor No Refund(2)	Survivor No Refund(2)

10	$174,000	$629.88	$622.92	$174,000	$629.88	$622.92
11	141,000	521.70	516.06	174,000	643.80	636.84
12	148,000	559.44	553.52	174,000	657.72	650.76
13	208,000	807.04	796.64	208,000	807.04	796.64
14	198,000	786.06	778.14	208,000	825.76	817.44
15	203,000	826.21	818.09	208,000	846.56	838.24

(1)	Effective June 19, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the “2000 Individual Annuitant Mortality Table A” (New Table), subject to state approval. Previously, our calculations were based on the “1983 Individual Annuity Mortality Table A” (Old Table). If you signed your contract application prior to June 19, 2006, the references to Old Table apply to your contract. If you signed your contract application on or after June 19, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2)	The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

 146  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS

Example — Income Assurer Benefit – 5% Accumulation Benefit Base

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

				Guaranteed
				Income
	Assumed			Benefit Base –
Contract	Contract	Purchase	5% Accumulation	5% Accumulation
Anniversary	Value	Payments	Benefit Base(1)	Benefit Base(2)

1	$108,000	$100,000	$105,000	$108,000
2	125,000	none	110,250	125,000
3	132,000	none	115,763	132,000
4	150,000	none	121,551	150,000
5	85,000	none	127,628	127,628
6	121,000	none	134,010	134,010
7	139,000	none	140,710	140,710
8	153,000	none	147,746	153,000
9	140,000	none	155,133	155,133
10	174,000	none	162,889	174,000
11	141,000	none	171,034	171,034
12	148,000	none	179,586	179,586
13	208,000	none	188,565	208,000
14	198,000	none	197,993	198,000
15	203,000	none	207,893	207,893

(1)	The 5% Accumulation Benefit Base value is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2)	The Guaranteed Income Benefit Base – 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base – 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.

Plan B – Life Annuity with 10 Years Certain
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B – Life Annuity with 10 Years Certain would be:

	Standard Provisions			IAB – 5% RF Provisions

Contract		New Table(1)	Old Table(1)		New Table(1)	Old Table(1)
Anniversary	Assumed	Plan B – Life with	Plan B – Life with	IAB – 5% RF	Plan B – Life with	Plan B – Life with
at Exercise	Contract Value	10 Years Certain(2)	10 Years Certain(2)	Benefit Base	10 Years Certain(2)	10 Years Certain(2)

10	$174,000	$772.56	$774.30	$174,000	$772.56	$774.30
11	141,000	641.55	642.96	171,034	778.20	779.91
12	148,000	691.16	692.64	179,586	838.66	840.46
13	208,000	996.32	998.40	208,000	996.32	998.40
14	198,000	974.16	976.14	198,000	974.16	976.14
15	203,000	1,025.15	1,027.18	207,893	1,049.86	1,051.94

(1)	Effective June 19, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the “2000 Individual Annuitant Mortality Table A” (New Table), subject to state approval. Previously, our calculations were based on the “1983 Individual Annuity Mortality Table A” (Old Table). If you signed your contract application prior to June 19, 2006, the references to Old Table apply to your contract. If you signed your contract application on or after June 19, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2)	The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS 147

Plan D – Joint and Last Survivor Life Annuity – No Refund
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D – Joint and Last Survivor Life Annuity – No Refund would be:

	Standard Provisions			IAB – 5% RF Provisions

Contract		New Table(1)	Old Table(1)		New Table(1)	Old Table(1)
Anniversary	Assumed	Plan D – Last	Plan D – Last	IAB – 5% RF	Plan D – Last	Plan D – Last
at Exercise	Contract Value	Survivor No Refund(2)	Survivor No Refund(2)	Benefit Base	Survivor No Refund(2)	Survivor No Refund(2)

10	$174,000	$629.88	$622.92	$174,000	$629.88	$622.92
11	141,000	521.70	516.06	171,034	632.83	625.98
12	148,000	559.44	553.52	179,586	678.83	671.65
13	208,000	807.04	796.64	208,000	807.04	796.64
14	198,000	786.06	778.14	198,000	786.06	778.14
15	203,000	826.21	818.09	207,893	846.12	837.81

(1)	Effective June 19, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the “2000 Individual Annuitant Mortality Table A” (New Table), subject to state approval. Previously, our calculations were based on the “1983 Individual Annuity Mortality Table A” (Old Table). If you signed your contract application prior to June 19, 2006, the references to Old Table apply to your contract. If you signed your contract application on or after June 19, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2)	The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th, 13th or the 14th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

Example — Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

					Guaranteed
					Income
					Benefit Base –
					Greater of
	Assumed		Maximum		MAV or 5%
Contract	Contract	Purchase	Anniversary	5% Accumulation	Accumulation
Anniversary	Value	Payments	Value(1)	Benefit Base(1)	Benefit Base(2)

1	$108,000	$100,000	$108,000	$105,000	$108,000
2	125,000	none	125,000	110,250	125,000
3	132,000	none	132,000	115,763	132,000
4	150,000	none	150,000	121,551	150,000
5	85,000	none	150,000	127,628	150,000
6	121,000	none	150,000	134,010	150,000
7	139,000	none	150,000	140,710	150,000
8	153,000	none	153,000	147,746	153,000
9	140,000	none	153,000	155,133	155,133
10	174,000	none	174,000	162,889	174,000
11	141,000	none	174,000	171,034	174,000
12	148,000	none	174,000	179,586	179,586
13	208,000	none	208,000	188,565	208,000
14	198,000	none	208,000	197,993	208,000
15	203,000	none	208,000	207,893	208,000

(1)	The MAV and 5% Accumulation Benefit Base are limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2)	The Guaranteed Income Benefit Base – Greater of MAV or 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base – Greater of MAV or 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.

 148  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS

Plan B – Life Annuity with 10 Years Certain
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B – Life Annuity with 10 Years Certain would be:

	Standard Provisions			IAB – 5% RF Provisions

Contract		New Table(1)	Old Table(1)		New Table(1)	Old Table(1)
Anniversary	Assumed	Plan B – Life with	Plan B – Life with	IAB Max	Plan B – Life with	Plan B – Life with
at Exercise	Contract Value	10 Years Certain(2)	10 Years Certain(2)	Benefit Base	10 Years Certain(2)	10 Years Certain(2)

10	$174,000	$772.56	$774.30	$174,000	$772.56	$774.30
11	141,000	641.55	642.96	174,000	791.70	793.44
12	148,000	691.16	692.64	179,586	838.66	840.46
13	208,000	996.32	998.40	208,000	996.32	998.40
14	198,000	974.16	976.14	208,000	1,023.36	1,025.44
15	203,000	1,025.15	1,027.18	208,000	1,050.40	1,052.48

(1)	Effective June 19, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the “2000 Individual Annuitant Mortality Table A” (New Table), subject to state approval. Previously, our calculations were based on the “1983 Individual Annuity Mortality Table A” (Old Table). If you signed your contract application prior to June 19, 2006, the references to Old Table apply to your contract. If you signed your contract application on or after June 19, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2)	The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

Plan D – Joint and Last Survivor Life Annuity – No Refund
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D – Joint and Last Survivor Life Annuity – No Refund would be:

	Standard Provisions			IAB – Max Provisions

Contract		New Table(1)	Old Table(1)		New Table(1)	Old Table(1)
Anniversary	Assumed	Plan D – Last	Plan D – Last	IAB Max	Plan D – Last	Plan D – Last
at Exercise	Contract Value	Survivor No Refund(2)	Survivor No Refund(2)	Benefit Base	Survivor No Refund(2)	Survivor No Refund(2)

10	$174,000	$629.88	$622.92	$174,000	$629.88	$622.92
11	141,000	521.70	516.06	174,000	643.80	636.84
12	148,000	559.44	553.52	179,586	678.83	671.65
13	208,000	807.04	796.64	208,000	807.04	796.64
14	198,000	786.06	778.14	208,000	825.76	817.44
15	203,000	826.21	818.09	208,000	846.56	838.24

(1)	Effective June 19, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the “2000 Individual Annuitant Mortality Table A” (New Table), subject to state approval. Previously, our calculations were based on the “1983 Individual Annuity Mortality Table A” (Old Table). If you signed your contract application prior to June 19, 2006, the references to Old Table apply to your contract. If you signed your contract application on or after June 19, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2)	The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS 149

Appendix L: Condensed Financial Information (Unaudited)

The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each subaccount is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. We have not provided this information for subaccounts (if any) that were not available under your contract as of Dec. 31, 2012. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.

Variable account charges of 1.00% of the daily net assets of the variable account.
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003

AllianceBernstein VPS Global Thematic Growth Portfolio (Class B) (03/17/2003)
Accumulation unit value at beginning of period	$1.35	$1.78	$1.51	$1.00	$1.92	$1.62	$1.51	$1.47	$1.41	$1.00
Accumulation unit value at end of period	$1.51	$1.35	$1.78	$1.51	$1.00	$1.92	$1.62	$1.51	$1.47	$1.41
Number of accumulation units outstanding at end of period (000 omitted)	7	7	7	7	7	7	8	8	8	2

AllianceBernstein VPS Growth and Income Portfolio (Class B) (03/17/2003)
Accumulation unit value at beginning of period	$1.54	$1.46	$1.31	$1.10	$1.87	$1.81	$1.56	$1.51	$1.37	$1.00
Accumulation unit value at end of period	$1.79	$1.54	$1.46	$1.31	$1.10	$1.87	$1.81	$1.56	$1.51	$1.37
Number of accumulation units outstanding at end of period (000 omitted)	1	1	1	1	1	1	1	1	1	1

AllianceBernstein VPS International Value Portfolio (Class B) (07/19/2010)
Accumulation unit value at beginning of period	$0.95	$1.19	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.07	$0.95	$1.19	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

American Century VP Mid Cap Value, Class II (07/19/2010)
Accumulation unit value at beginning of period	$1.16	$1.18	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.34	$1.16	$1.18	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

American Century VP Ultra®, Class II (07/19/2010)
Accumulation unit value at beginning of period	$1.22	$1.22	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.37	$1.22	$1.22	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

American Century VP Value, Class II (07/19/2010)
Accumulation unit value at beginning of period	$1.16	$1.16	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.31	$1.16	$1.16	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

ClearBridge Variable Small Cap Growth Portfolio – Class I (07/19/2010)
Accumulation unit value at beginning of period	$1.30	$1.29	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.54	$1.30	$1.29	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Cash Management Fund (Class 3) (03/17/2003)
Accumulation unit value at beginning of period	$1.06	$1.07	$1.08	$1.09	$1.08	$1.04	$1.01	$0.99	$0.99	$1.00
Accumulation unit value at end of period	$1.05	$1.06	$1.07	$1.08	$1.09	$1.08	$1.04	$1.01	$0.99	$0.99
Number of accumulation units outstanding at end of period (000 omitted)	7	5	5	5	96	111	1	1	1	—

Columbia Variable Portfolio – Diversified Bond Fund (Class 3) (03/17/2003)
Accumulation unit value at beginning of period	$1.35	$1.28	$1.19	$1.05	$1.14	$1.09	$1.05	$1.04	$1.01	$1.00
Accumulation unit value at end of period	$1.44	$1.35	$1.28	$1.19	$1.05	$1.14	$1.09	$1.05	$1.04	$1.01
Number of accumulation units outstanding at end of period (000 omitted)	8	7	7	7	8	8	65	65	65	1

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3) (03/17/2003)
Accumulation unit value at beginning of period	$2.05	$2.18	$1.89	$1.50	$2.54	$2.37	$2.00	$1.78	$1.52	$1.00
Accumulation unit value at end of period	$2.32	$2.05	$2.18	$1.89	$1.50	$2.54	$2.37	$2.00	$1.78	$1.52
Number of accumulation units outstanding at end of period (000 omitted)	1	2	2	11	11	12	82	82	82	9

Columbia Variable Portfolio – Emerging Markets Fund (Class 3) (07/19/2010)
Accumulation unit value at beginning of period	$0.95	$1.22	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.14	$0.95	$1.22	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – High Income Fund (Class 2)* (07/19/2010)
Accumulation unit value at beginning of period	$1.02	$0.97	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.16	$1.02	$0.97	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—
*Columbia Variable Portfolio – High Income Fund (Class 2) is scheduled to be merged into Columbia Variable Portfolio – Income Opportunities Fund (Class 2) on April 29, 2013.

 150  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS

Variable account charges of 1.00% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003

Columbia Variable Portfolio – High Yield Bond Fund (Class 3) (07/19/2010)
Accumulation unit value at beginning of period	$1.13	$1.08	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.29	$1.13	$1.08	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Income Opportunities Fund (Class 3) (07/19/2010)
Accumulation unit value at beginning of period	$1.13	$1.07	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.28	$1.13	$1.07	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – International Opportunity Fund (Class 3) (07/19/2010)
Accumulation unit value at beginning of period	$1.04	$1.19	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.21	$1.04	$1.19	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Large Cap Growth Fund (Class 3) (03/17/2003)
Accumulation unit value at beginning of period	$1.34	$1.40	$1.21	$0.89	$1.62	$1.59	$1.44	$1.34	$1.25	$1.00
Accumulation unit value at end of period	$1.60	$1.34	$1.40	$1.21	$0.89	$1.62	$1.59	$1.44	$1.34	$1.25
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Large Core Quantitative Fund (Class 3) (03/17/2006)
Accumulation unit value at beginning of period	$0.94	$0.90	$0.78	$0.63	$1.10	$1.08	$1.00	—	—	—
Accumulation unit value at end of period	$1.06	$0.94	$0.90	$0.78	$0.63	$1.10	$1.08	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Marsico Growth Fund (Class 1) (07/19/2010)
Accumulation unit value at beginning of period	$1.20	$1.24	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.33	$1.20	$1.24	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Marsico International Opportunities Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.01	$1.22	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.18	$1.01	$1.22	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund (Class 3) (07/19/2010)
Accumulation unit value at beginning of period	$1.14	$1.26	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.34	$1.14	$1.26	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – S&P 500 Index Fund (Class 3) (03/17/2003)
Accumulation unit value at beginning of period	$1.58	$1.57	$1.39	$1.11	$1.78	$1.72	$1.50	$1.45	$1.33	$1.00
Accumulation unit value at end of period	$1.81	$1.58	$1.57	$1.39	$1.11	$1.78	$1.72	$1.50	$1.45	$1.33
Number of accumulation units outstanding at end of period (000 omitted)	5	5	5	5	5	5	53	55	56	1

Columbia Variable Portfolio – Small Cap Value Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.17	$1.26	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.29	$1.17	$1.26	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3) (03/17/2003)
Accumulation unit value at beginning of period	$1.10	$1.10	$1.08	$1.03	$1.07	$1.03	$1.00	$0.99	$0.99	$1.00
Accumulation unit value at end of period	$1.11	$1.10	$1.10	$1.08	$1.03	$1.07	$1.03	$1.00	$0.99	$0.99
Number of accumulation units outstanding at end of period (000 omitted)	4	4	4	3	102	9	9	10	14	11

Credit Suisse Trust – Commodity Return Strategy Portfolio (07/19/2010)
Accumulation unit value at beginning of period	$1.10	$1.27	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.06	$1.10	$1.27	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Dreyfus Variable Investment Fund International Equity Portfolio, Service Shares (07/19/2010)
Accumulation unit value at beginning of period	$1.00	$1.19	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.22	$1.00	$1.19	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Dreyfus Variable Investment Fund International Value Portfolio, Service Shares (07/19/2010)
Accumulation unit value at beginning of period	$0.92	$1.14	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.02	$0.92	$1.14	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Eaton Vance VT Floating-Rate Income Fund (07/19/2010)
Accumulation unit value at beginning of period	$1.06	$1.04	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.13	$1.06	$1.04	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS 151

Variable account charges of 1.00% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003

Fidelity® VIP Contrafund® Portfolio Service Class 2 (03/17/2003)
Accumulation unit value at beginning of period	$1.91	$1.98	$1.71	$1.28	$2.25	$1.94	$1.75	$1.52	$1.33	$1.00
Accumulation unit value at end of period	$2.19	$1.91	$1.98	$1.71	$1.28	$2.25	$1.94	$1.75	$1.52	$1.33
Number of accumulation units outstanding at end of period (000 omitted)	63	65	68	71	78	115	173	185	198	18

Fidelity® VIP Investment Grade Bond Portfolio Service Class 2 (07/19/2010)
Accumulation unit value at beginning of period	$1.07	$1.01	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.12	$1.07	$1.01	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Fidelity® VIP Mid Cap Portfolio Service Class 2 (03/17/2003)
Accumulation unit value at beginning of period	$2.52	$2.86	$2.24	$1.62	$2.71	$2.38	$2.14	$1.83	$1.48	$1.00
Accumulation unit value at end of period	$2.86	$2.52	$2.86	$2.24	$1.62	$2.71	$2.38	$2.14	$1.83	$1.48
Number of accumulation units outstanding at end of period (000 omitted)	20	20	21	21	21	49	52	71	75	5

Fidelity® VIP Overseas Portfolio Service Class 2 (03/17/2003)
Accumulation unit value at beginning of period	$1.78	$2.17	$1.95	$1.56	$2.81	$2.42	$2.08	$1.77	$1.57	$1.00
Accumulation unit value at end of period	$2.12	$1.78	$2.17	$1.95	$1.56	$2.81	$2.42	$2.08	$1.77	$1.57
Number of accumulation units outstanding at end of period (000 omitted)	4	6	6	6	7	36	70	71	71	2

FTVIPT Franklin Income Securities Fund – Class 2 (07/19/2010)
Accumulation unit value at beginning of period	$1.11	$1.09	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.24	$1.11	$1.09	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

FTVIPT Templeton Global Bond Securities Fund – Class 2 (07/19/2010)
Accumulation unit value at beginning of period	$1.06	$1.08	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.20	$1.06	$1.08	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

FTVIPT Templeton Growth Securities Fund – Class 2 (07/19/2010)
Accumulation unit value at beginning of period	$1.06	$1.15	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.27	$1.06	$1.15	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares (07/19/2010)
Accumulation unit value at beginning of period	$1.16	$1.25	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.36	$1.16	$1.25	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Goldman Sachs VIT Structured U.S. Equity Fund – Institutional Shares (07/19/2010)
Accumulation unit value at beginning of period	$1.21	$1.18	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.37	$1.21	$1.18	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Invesco V.I. American Franchise Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$0.97	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Invesco V.I. Comstock Fund, Series II Shares (07/19/2010)
Accumulation unit value at beginning of period	$1.14	$1.18	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.35	$1.14	$1.18	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Invesco V.I. Global Health Care Fund, Series II Shares (07/19/2010)
Accumulation unit value at beginning of period	$1.14	$1.11	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.37	$1.14	$1.11	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Invesco V.I. International Growth Fund, Series II Shares (07/19/2010)
Accumulation unit value at beginning of period	$1.07	$1.17	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.23	$1.07	$1.17	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Invesco V.I. Mid Cap Growth Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$0.98	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Janus Aspen Series Janus Portfolio: Service Shares (07/19/2010)
Accumulation unit value at beginning of period	$1.10	$1.17	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.28	$1.10	$1.17	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

 152  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS

Variable account charges of 1.00% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003

MFS® Total Return Series – Service Class (03/17/2003)
Accumulation unit value at beginning of period	$1.46	$1.45	$1.34	$1.15	$1.49	$1.45	$1.31	$1.29	$1.18	$1.00
Accumulation unit value at end of period	$1.60	$1.46	$1.45	$1.34	$1.15	$1.49	$1.45	$1.31	$1.29	$1.18
Number of accumulation units outstanding at end of period (000 omitted)	21	22	23	24	25	26	26	27	28	2

MFS® Utilities Series – Service Class (03/17/2003)
Accumulation unit value at beginning of period	$3.11	$2.95	$2.63	$2.00	$3.24	$2.57	$1.98	$1.72	$1.33	$1.00
Accumulation unit value at end of period	$3.49	$3.11	$2.95	$2.63	$2.00	$3.24	$2.57	$1.98	$1.72	$1.33
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	24	—	—	—	—	—

Morgan Stanley UIF Global Real Estate Portfolio, Class II Shares (07/19/2010)
Accumulation unit value at beginning of period	$1.08	$1.21	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.39	$1.08	$1.21	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Morgan Stanley UIF Mid Cap Growth Portfolio, Class II Shares (07/19/2010)
Accumulation unit value at beginning of period	$1.16	$1.26	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.24	$1.16	$1.26	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Oppenheimer Capital Appreciation Fund/VA, Service Shares (03/17/2003)
Accumulation unit value at beginning of period	$1.45	$1.49	$1.38	$0.96	$1.79	$1.59	$1.49	$1.44	$1.36	$1.00
Accumulation unit value at end of period	$1.64	$1.45	$1.49	$1.38	$0.96	$1.79	$1.59	$1.49	$1.44	$1.36
Number of accumulation units outstanding at end of period (000 omitted)	31	32	33	33	33	31	69	69	68	4

Oppenheimer Global Fund/VA, Service Shares (03/17/2003)
Accumulation unit value at beginning of period	$2.12	$2.34	$2.04	$1.48	$2.51	$2.39	$2.06	$1.82	$1.55	$1.00
Accumulation unit value at end of period	$2.54	$2.12	$2.34	$2.04	$1.48	$2.51	$2.39	$2.06	$1.82	$1.55
Number of accumulation units outstanding at end of period (000 omitted)	1	1	1	1	1	1	1	1	1	—

Oppenheimer Global Strategic Income Fund/VA, Service Shares (03/17/2003)
Accumulation unit value at beginning of period	$1.59	$1.60	$1.41	$1.20	$1.42	$1.31	$1.23	$1.21	$1.13	$1.00
Accumulation unit value at end of period	$1.79	$1.59	$1.60	$1.41	$1.20	$1.42	$1.31	$1.23	$1.21	$1.13
Number of accumulation units outstanding at end of period (000 omitted)	92	95	98	100	103	168	182	214	234	48

Oppenheimer Main Street Small Cap Fund®/VA, Service Shares (03/17/2003)
Accumulation unit value at beginning of period	$2.13	$2.21	$1.81	$1.34	$2.18	$2.23	$1.97	$1.81	$1.53	$1.00
Accumulation unit value at end of period	$2.49	$2.13	$2.21	$1.81	$1.34	$2.18	$2.23	$1.97	$1.81	$1.53
Number of accumulation units outstanding at end of period (000 omitted)	2	2	2	11	11	11	12	13	13	9

PIMCO VIT All Asset Portfolio, Advisor Class (07/19/2010)
Accumulation unit value at beginning of period	$1.07	$1.06	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.22	$1.07	$1.06	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Variable Portfolio – Aggressive Portfolio (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.12	$1.17	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.26	$1.12	$1.17	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	84	85	86	—	—	—	—	—	—	—

Variable Portfolio – Aggressive Portfolio (Class 4) (07/19/2010)
Accumulation unit value at beginning of period	$1.12	$1.17	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.26	$1.12	$1.17	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund (Class 3) (07/19/2010)
Accumulation unit value at beginning of period	$1.11	$1.02	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.16	$1.11	$1.02	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Variable Portfolio – Conservative Portfolio (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.07	$1.05	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.14	$1.07	$1.05	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	37	38	—	—	—	—	—	—	—	—

Variable Portfolio – Conservative Portfolio (Class 4) (07/19/2010)
Accumulation unit value at beginning of period	$1.07	$1.05	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.14	$1.07	$1.05	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Variable Portfolio – Moderate Portfolio (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.10	$1.11	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.21	$1.10	$1.11	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	371	395	423	—	—	—	—	—	—	—

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS 153

Variable account charges of 1.00% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003

Variable Portfolio – Moderate Portfolio (Class 4) (07/19/2010)
Accumulation unit value at beginning of period	$1.10	$1.11	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.21	$1.10	$1.11	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.11	$1.14	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.23	$1.11	$1.14	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	255	265	277	—	—	—	—	—	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 4) (07/19/2010)
Accumulation unit value at beginning of period	$1.11	$1.14	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.23	$1.11	$1.14	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.09	$1.08	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.17	$1.09	$1.08	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	466	470	475	—	—	—	—	—	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 4) (07/19/2010)
Accumulation unit value at beginning of period	$1.09	$1.08	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.17	$1.09	$1.08	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Variable Portfolio – Partners Small Cap Value Fund (Class 3) (03/17/2003)
Accumulation unit value at beginning of period	$2.23	$2.36	$1.91	$1.42	$2.09	$2.22	$1.86	$1.78	$1.50	$1.00
Accumulation unit value at end of period	$2.51	$2.23	$2.36	$1.91	$1.42	$2.09	$2.22	$1.86	$1.78	$1.50
Number of accumulation units outstanding at end of period (000 omitted)	2	2	2	2	2	3	3	3	3	—

Variable Portfolio – Sit Dividend Growth Fund (Class 3) (07/19/2010)
Accumulation unit value at beginning of period	$1.11	$1.16	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.22	$1.11	$1.16	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Variable Portfolio – Victory Established Value Fund (Class 3) (07/19/2010)
Accumulation unit value at beginning of period	$1.14	$1.23	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.32	$1.14	$1.23	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Wanger International (07/19/2010)
Accumulation unit value at beginning of period	$1.03	$1.22	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.24	$1.03	$1.22	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Wanger USA (07/19/2010)
Accumulation unit value at beginning of period	$1.23	$1.29	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.46	$1.23	$1.29	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Variable account charges of 1.80% of the daily net assets of the variable account.
Year ended Dec. 31,					2012	2011	2010	2009	2008	2007

AllianceBernstein VPS Global Thematic Growth Portfolio (Class B) (10/01/2007)
Accumulation unit value at beginning of period					$0.67	$0.89	$0.77	$0.51	$0.99	$1.00
Accumulation unit value at end of period					$0.75	$0.67	$0.89	$0.77	$0.51	$0.99
Number of accumulation units outstanding at end of period (000 omitted)					—	—	—	—	—	—

AllianceBernstein VPS Growth and Income Portfolio (Class B) (10/01/2007)
Accumulation unit value at beginning of period					$0.77	$0.74	$0.67	$0.56	$0.97	$1.00
Accumulation unit value at end of period					$0.89	$0.77	$0.74	$0.67	$0.56	$0.97
Number of accumulation units outstanding at end of period (000 omitted)					—	—	—	—	—	—

AllianceBernstein VPS International Value Portfolio (Class B) (10/01/2007)
Accumulation unit value at beginning of period					$0.46	$0.58	$0.57	$0.43	$0.94	$1.00
Accumulation unit value at end of period					$0.52	$0.46	$0.58	$0.57	$0.43	$0.94
Number of accumulation units outstanding at end of period (000 omitted)					—	—	—	—	—	—

American Century VP Mid Cap Value, Class II (10/01/2007)
Accumulation unit value at beginning of period					$0.98	$1.01	$0.86	$0.68	$0.91	$1.00
Accumulation unit value at end of period					$1.12	$0.98	$1.01	$0.86	$0.68	$0.91
Number of accumulation units outstanding at end of period (000 omitted)					2	2	2	2	1	—

 154  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS

Variable account charges of 1.80% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007

American Century VP Ultra®, Class II (10/01/2007)
Accumulation unit value at beginning of period	$0.89	$0.89	$0.79	$0.59	$1.04	$1.00
Accumulation unit value at end of period	$0.99	$0.89	$0.89	$0.79	$0.59	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

American Century VP Value, Class II (10/01/2007)
Accumulation unit value at beginning of period	$0.84	$0.85	$0.76	$0.65	$0.90	$1.00
Accumulation unit value at end of period	$0.94	$0.84	$0.85	$0.76	$0.65	$0.90
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

ClearBridge Variable Small Cap Growth Portfolio – Class I (10/01/2007)
Accumulation unit value at beginning of period	$0.99	$0.99	$0.81	$0.57	$0.99	$1.00
Accumulation unit value at end of period	$1.16	$0.99	$0.99	$0.81	$0.57	$0.99
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Columbia Variable Portfolio – Cash Management Fund (Class 3) (10/01/2007)
Accumulation unit value at beginning of period	$0.96	$0.98	$0.99	$1.01	$1.00	$1.00
Accumulation unit value at end of period	$0.94	$0.96	$0.98	$0.99	$1.01	$1.00
Number of accumulation units outstanding at end of period (000 omitted)	154	154	157	160	—	—

Columbia Variable Portfolio – Diversified Bond Fund (Class 3) (10/01/2007)
Accumulation unit value at beginning of period	$1.17	$1.11	$1.05	$0.93	$1.01	$1.00
Accumulation unit value at end of period	$1.23	$1.17	$1.11	$1.05	$0.93	$1.01
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3) (10/01/2007)
Accumulation unit value at beginning of period	$0.75	$0.80	$0.70	$0.56	$0.96	$1.00
Accumulation unit value at end of period	$0.84	$0.75	$0.80	$0.70	$0.56	$0.96
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Columbia Variable Portfolio – Emerging Markets Fund (Class 3) (10/01/2007)
Accumulation unit value at beginning of period	$0.74	$0.96	$0.82	$0.48	$1.05	$1.00
Accumulation unit value at end of period	$0.88	$0.74	$0.96	$0.82	$0.48	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Columbia Variable Portfolio – High Income Fund (Class 2)* (10/01/2007)
Accumulation unit value at beginning of period	$1.19	$1.14	$1.03	$0.73	$0.99	$1.00
Accumulation unit value at end of period	$1.34	$1.19	$1.14	$1.03	$0.73	$0.99
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—
*Columbia Variable Portfolio – High Income Fund (Class 2) is scheduled to be merged into Columbia Variable Portfolio – Income Opportunities Fund (Class 2) on April 29, 2013.

Columbia Variable Portfolio – High Yield Bond Fund (Class 3) (10/01/2007)
Accumulation unit value at beginning of period	$1.26	$1.22	$1.09	$0.72	$0.98	$1.00
Accumulation unit value at end of period	$1.43	$1.26	$1.22	$1.09	$0.72	$0.98
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Columbia Variable Portfolio – Income Opportunities Fund (Class 3) (10/01/2007)
Accumulation unit value at beginning of period	$1.27	$1.22	$1.10	$0.79	$0.99	$1.00
Accumulation unit value at end of period	$1.44	$1.27	$1.22	$1.10	$0.79	$0.99
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Columbia Variable Portfolio – International Opportunity Fund (Class 3) (10/01/2007)
Accumulation unit value at beginning of period	$0.70	$0.82	$0.73	$0.58	$1.00	$1.00
Accumulation unit value at end of period	$0.81	$0.70	$0.82	$0.73	$0.58	$1.00
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Columbia Variable Portfolio – Large Cap Growth Fund (Class 3) (10/01/2007)
Accumulation unit value at beginning of period	$0.76	$0.80	$0.69	$0.51	$0.94	$1.00
Accumulation unit value at end of period	$0.89	$0.76	$0.80	$0.69	$0.51	$0.94
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Columbia Variable Portfolio – Large Core Quantitative Fund (Class 3) (10/01/2007)
Accumulation unit value at beginning of period	$0.78	$0.76	$0.66	$0.54	$0.95	$1.00
Accumulation unit value at end of period	$0.87	$0.78	$0.76	$0.66	$0.54	$0.95
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Columbia Variable Portfolio – Marsico Growth Fund (Class 1) (10/01/2007)
Accumulation unit value at beginning of period	$0.85	$0.89	$0.74	$0.60	$1.01	$1.00
Accumulation unit value at end of period	$0.94	$0.85	$0.89	$0.74	$0.60	$1.01
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	1	—

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS 155

Variable account charges of 1.80% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007

Columbia Variable Portfolio – Marsico International Opportunities Fund (Class 2) (10/01/2007)
Accumulation unit value at beginning of period	$0.63	$0.77	$0.69	$0.51	$1.01	$1.00
Accumulation unit value at end of period	$0.73	$0.63	$0.77	$0.69	$0.51	$1.01
Number of accumulation units outstanding at end of period (000 omitted)	3	3	3	3	—	—

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund (Class 3) (10/01/2007)
Accumulation unit value at beginning of period	$0.78	$0.86	$0.72	$0.52	$0.96	$1.00
Accumulation unit value at end of period	$0.90	$0.78	$0.86	$0.72	$0.52	$0.96
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Columbia Variable Portfolio – S&P 500 Index Fund (Class 3) (10/01/2007)
Accumulation unit value at beginning of period	$0.83	$0.83	$0.73	$0.59	$0.96	$1.00
Accumulation unit value at end of period	$0.94	$0.83	$0.83	$0.73	$0.59	$0.96
Number of accumulation units outstanding at end of period (000 omitted)	2	2	2	2	—	—

Columbia Variable Portfolio – Small Cap Value Fund (Class 2) (10/01/2007)
Accumulation unit value at beginning of period	$0.95	$1.03	$0.83	$0.67	$0.95	$1.00
Accumulation unit value at end of period	$1.03	$0.95	$1.03	$0.83	$0.67	$0.95
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3) (10/01/2007)
Accumulation unit value at beginning of period	$1.01	$1.01	$1.00	$0.96	$1.01	$1.00
Accumulation unit value at end of period	$1.01	$1.01	$1.01	$1.00	$0.96	$1.01
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Credit Suisse Trust – Commodity Return Strategy Portfolio (10/01/2007)
Accumulation unit value at beginning of period	$0.79	$0.92	$0.80	$0.68	$1.05	$1.00
Accumulation unit value at end of period	$0.76	$0.79	$0.92	$0.80	$0.68	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Dreyfus Variable Investment Fund International Equity Portfolio, Service Shares (10/01/2007)
Accumulation unit value at beginning of period	$0.64	$0.76	$0.71	$0.58	$1.02	$1.00
Accumulation unit value at end of period	$0.77	$0.64	$0.76	$0.71	$0.58	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Dreyfus Variable Investment Fund International Value Portfolio, Service Shares (10/01/2007)
Accumulation unit value at beginning of period	$0.63	$0.79	$0.77	$0.60	$0.97	$1.00
Accumulation unit value at end of period	$0.69	$0.63	$0.79	$0.77	$0.60	$0.97
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Eaton Vance VT Floating-Rate Income Fund (10/01/2007)
Accumulation unit value at beginning of period	$1.09	$1.08	$1.01	$0.71	$0.99	$1.00
Accumulation unit value at end of period	$1.14	$1.09	$1.08	$1.01	$0.71	$0.99
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Fidelity® VIP Contrafund® Portfolio Service Class 2 (10/01/2007)
Accumulation unit value at beginning of period	$0.82	$0.86	$0.75	$0.56	$1.00	$1.00
Accumulation unit value at end of period	$0.94	$0.82	$0.86	$0.75	$0.56	$1.00
Number of accumulation units outstanding at end of period (000 omitted)	2	2	2	2	1	—

Fidelity® VIP Investment Grade Bond Portfolio Service Class 2 (10/01/2007)
Accumulation unit value at beginning of period	$1.21	$1.15	$1.09	$0.96	$1.01	$1.00
Accumulation unit value at end of period	$1.25	$1.21	$1.15	$1.09	$0.96	$1.01
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Fidelity® VIP Mid Cap Portfolio Service Class 2 (10/01/2007)
Accumulation unit value at beginning of period	$0.88	$1.00	$0.79	$0.58	$0.97	$1.00
Accumulation unit value at end of period	$0.99	$0.88	$1.00	$0.79	$0.58	$0.97
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Fidelity® VIP Overseas Portfolio Service Class 2 (10/01/2007)
Accumulation unit value at beginning of period	$0.61	$0.76	$0.68	$0.55	$1.00	$1.00
Accumulation unit value at end of period	$0.73	$0.61	$0.76	$0.68	$0.55	$1.00
Number of accumulation units outstanding at end of period (000 omitted)	3	3	3	3	—	—

FTVIPT Franklin Income Securities Fund – Class 2 (10/01/2007)
Accumulation unit value at beginning of period	$1.00	$0.99	$0.90	$0.67	$0.98	$1.00
Accumulation unit value at end of period	$1.10	$1.00	$0.99	$0.90	$0.67	$0.98
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	1	—

FTVIPT Templeton Global Bond Securities Fund – Class 2 (10/01/2007)
Accumulation unit value at beginning of period	$1.34	$1.38	$1.23	$1.05	$1.01	$1.00
Accumulation unit value at end of period	$1.52	$1.34	$1.38	$1.23	$1.05	$1.01
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

 156  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS

Variable account charges of 1.80% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007

FTVIPT Templeton Growth Securities Fund – Class 2 (10/01/2007)
Accumulation unit value at beginning of period	$0.68	$0.75	$0.71	$0.55	$0.97	$1.00
Accumulation unit value at end of period	$0.81	$0.68	$0.75	$0.71	$0.55	$0.97
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares (10/01/2007)
Accumulation unit value at beginning of period	$0.88	$0.96	$0.78	$0.60	$0.96	$1.00
Accumulation unit value at end of period	$1.02	$0.88	$0.96	$0.78	$0.60	$0.96
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	1	—

Goldman Sachs VIT Structured U.S. Equity Fund – Institutional Shares (10/01/2007)
Accumulation unit value at beginning of period	$0.79	$0.77	$0.69	$0.58	$0.94	$1.00
Accumulation unit value at end of period	$0.88	$0.79	$0.77	$0.69	$0.58	$0.94
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Invesco V.I. American Franchise Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.96	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Invesco V.I. Comstock Fund, Series II Shares (10/01/2007)
Accumulation unit value at beginning of period	$0.81	$0.85	$0.74	$0.59	$0.94	$1.00
Accumulation unit value at end of period	$0.95	$0.81	$0.85	$0.74	$0.59	$0.94
Number of accumulation units outstanding at end of period (000 omitted)	3	3	3	3	1	—

Invesco V.I. Global Health Care Fund, Series II Shares (10/01/2007)
Accumulation unit value at beginning of period	$0.94	$0.92	$0.89	$0.71	$1.02	$1.00
Accumulation unit value at end of period	$1.11	$0.94	$0.92	$0.89	$0.71	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Invesco V.I. International Growth Fund, Series II Shares (10/01/2007)
Accumulation unit value at beginning of period	$0.76	$0.83	$0.75	$0.57	$0.97	$1.00
Accumulation unit value at end of period	$0.86	$0.76	$0.83	$0.75	$0.57	$0.97
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Invesco V.I. Mid Cap Growth Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.97	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Janus Aspen Series Janus Portfolio: Service Shares (10/01/2007)
Accumulation unit value at beginning of period	$0.81	$0.88	$0.78	$0.59	$0.99	$1.00
Accumulation unit value at end of period	$0.95	$0.81	$0.88	$0.78	$0.59	$0.99
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

MFS® Total Return Series – Service Class (10/01/2007)
Accumulation unit value at beginning of period	$0.93	$0.93	$0.86	$0.75	$0.98	$1.00
Accumulation unit value at end of period	$1.01	$0.93	$0.93	$0.86	$0.75	$0.98
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	1	—

MFS® Utilities Series – Service Class (10/01/2007)
Accumulation unit value at beginning of period	$0.97	$0.93	$0.83	$0.64	$1.04	$1.00
Accumulation unit value at end of period	$1.08	$0.97	$0.93	$0.83	$0.64	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Morgan Stanley UIF Global Real Estate Portfolio, Class II Shares (10/01/2007)
Accumulation unit value at beginning of period	$0.71	$0.80	$0.67	$0.48	$0.88	$1.00
Accumulation unit value at end of period	$0.90	$0.71	$0.80	$0.67	$0.48	$0.88
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Morgan Stanley UIF Mid Cap Growth Portfolio, Class II Shares (10/01/2007)
Accumulation unit value at beginning of period	$0.95	$1.04	$0.80	$0.52	$0.99	$1.00
Accumulation unit value at end of period	$1.01	$0.95	$1.04	$0.80	$0.52	$0.99
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Oppenheimer Capital Appreciation Fund/VA, Service Shares (10/01/2007)
Accumulation unit value at beginning of period	$0.76	$0.78	$0.73	$0.52	$0.97	$1.00
Accumulation unit value at end of period	$0.85	$0.76	$0.78	$0.73	$0.52	$0.97
Number of accumulation units outstanding at end of period (000 omitted)	3	3	3	3	—	—

Oppenheimer Global Fund/VA, Service Shares (10/01/2007)
Accumulation unit value at beginning of period	$0.78	$0.87	$0.76	$0.56	$0.95	$1.00
Accumulation unit value at end of period	$0.92	$0.78	$0.87	$0.76	$0.56	$0.95
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	1	—

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS 157

Variable account charges of 1.80% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007

Oppenheimer Global Strategic Income Fund/VA, Service Shares (10/01/2007)
Accumulation unit value at beginning of period	$1.11	$1.13	$1.00	$0.86	$1.02	$1.00
Accumulation unit value at end of period	$1.24	$1.11	$1.13	$1.00	$0.86	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Oppenheimer Main Street Small Cap Fund®/VA, Service Shares (10/01/2007)
Accumulation unit value at beginning of period	$0.89	$0.93	$0.77	$0.57	$0.94	$1.00
Accumulation unit value at end of period	$1.03	$0.89	$0.93	$0.77	$0.57	$0.94
Number of accumulation units outstanding at end of period (000 omitted)	2	2	2	2	—	—

PIMCO VIT All Asset Portfolio, Advisor Class (10/01/2007)
Accumulation unit value at beginning of period	$1.10	$1.10	$0.99	$0.83	$1.01	$1.00
Accumulation unit value at end of period	$1.25	$1.10	$1.10	$0.99	$0.83	$1.01
Number of accumulation units outstanding at end of period (000 omitted)	2	2	2	2	—	—

Variable Portfolio – Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.06	$1.11	$1.00	—	—	—
Accumulation unit value at end of period	$1.19	$1.06	$1.11	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Variable Portfolio – Aggressive Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.06	$1.11	$1.00	—	—	—
Accumulation unit value at end of period	$1.19	$1.06	$1.11	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund (Class 3) (10/01/2007)
Accumulation unit value at beginning of period	$1.18	$1.09	$1.07	$1.02	$1.03	$1.00
Accumulation unit value at end of period	$1.22	$1.18	$1.09	$1.07	$1.02	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Variable Portfolio – Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.05	$1.04	$1.00	—	—	—
Accumulation unit value at end of period	$1.11	$1.05	$1.04	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Variable Portfolio – Conservative Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.05	$1.04	$1.00	—	—	—
Accumulation unit value at end of period	$1.11	$1.05	$1.04	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Variable Portfolio – Moderate Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.07	$1.09	$1.00	—	—	—
Accumulation unit value at end of period	$1.17	$1.07	$1.09	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	361	365	282	—	—	—

Variable Portfolio – Moderate Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.07	$1.09	$1.00	—	—	—
Accumulation unit value at end of period	$1.17	$1.07	$1.09	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.07	$1.10	$1.00	—	—	—
Accumulation unit value at end of period	$1.18	$1.07	$1.10	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	102	103	105	—	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.07	$1.11	$1.00	—	—	—
Accumulation unit value at end of period	$1.18	$1.07	$1.11	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.06	$1.06	$1.00	—	—	—
Accumulation unit value at end of period	$1.14	$1.06	$1.06	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	645	657	105	—	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.07	$1.06	$1.00	—	—	—
Accumulation unit value at end of period	$1.14	$1.07	$1.06	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Variable Portfolio – Partners Small Cap Value Fund (Class 3) (10/01/2007)
Accumulation unit value at beginning of period	$0.96	$1.02	$0.84	$0.62	$0.93	$1.00
Accumulation unit value at end of period	$1.07	$0.96	$1.02	$0.84	$0.62	$0.93
Number of accumulation units outstanding at end of period (000 omitted)	2	2	2	2	—	—

 158  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS

Variable account charges of 1.80% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007

Variable Portfolio – Sit Dividend Growth Fund (Class 3) (10/01/2007)
Accumulation unit value at beginning of period	$0.79	$0.83	$0.76	$0.59	$0.98	$1.00
Accumulation unit value at end of period	$0.86	$0.79	$0.83	$0.76	$0.59	$0.98
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Variable Portfolio – Victory Established Value Fund (Class 3) (10/01/2007)
Accumulation unit value at beginning of period	$0.87	$0.95	$0.79	$0.59	$0.95	$1.00
Accumulation unit value at end of period	$1.00	$0.87	$0.95	$0.79	$0.59	$0.95
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Wanger International (10/01/2007)
Accumulation unit value at beginning of period	$0.79	$0.94	$0.76	$0.52	$0.97	$1.00
Accumulation unit value at end of period	$0.94	$0.79	$0.94	$0.76	$0.52	$0.97
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Wanger USA (10/01/2007)
Accumulation unit value at beginning of period	$0.92	$0.97	$0.80	$0.57	$0.97	$1.00
Accumulation unit value at end of period	$1.08	$0.92	$0.97	$0.80	$0.57	$0.97
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	1	—

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS 159

Table of Contents of the Statement of Additional Information

Calculating Annuity Payouts	p. 3

Rating Agencies	p. 4

Revenues Received During Calendar Year 2012	p. 4

Principal Underwriter	p. 5

Independent Registered Public Accounting Firms	p. 5

Condensed Financial Information (Unaudited)	p. 6

Financial Statements

 160  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY NEW YORK — PROSPECTUS

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RiverSource Life Insurance Co. of New York
20 Madison Avenue Extension
P.O. Box 5555
Albany, NY 12205-0555
1-800-504-0469

RiverSource Distributors, Inc. (Distributor), Member FINRA.
Insurance and annuity products are issued by RiverSource Life Insurance Co. of New York, Albany, NY.
Only RiverSource Life Insurance Co. of New York is authorized to sell insurance and annuities in New York.

©2008-2013 RiverSource Life Insurance Company. All rights reserved.
45313 V (4/13)

Prospectus

April 29, 2013

RiverSource®

Endeavor Select Variable Annuity

INDIVIDUAL FLEXIBLE PURCHASE PAYMENT DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

Issued by:	RiverSource Life Insurance Co. of New York (RiverSource Life of NY)

20 Madison Avenue Extension
P.O. Box 5555
Albany, NY 12205-0555
Telephone: 1-800-504-0469
(Corporate Office)
RiverSource of New York Variable Annuity Account 2

New contracts are not currently being offered.

This prospectus contains information that you should know before investing. Prospectuses are also available for:

AllianceBernstein Variable Products Series Fund, Inc. (Class B)
American Century® Variable Portfolios, Inc., Class II
Columbia Funds Variable Insurance Trust
Columbia Funds Variable Series Trust II
Credit Suisse Trust
Dreyfus Variable Investment Fund, Service Share Class
Eaton Vance Variable Trust (VT)
Fidelity® Variable Insurance Products Service Class 2
Franklin® Templeton® Variable Insurance Products
  Trust (FTVIPT) – Class 2
Goldman Sachs Variable Insurance Trust (VIT)
Invesco Variable Insurance Funds
Janus Aspen Series: Series Shares
Legg Mason Partners Variable Equity Trust
MFS® Variable Insurance Trustsm – Service Class
Morgan Stanley Universal Institutional Funds (UIF)
Oppenheimer Variable Account Funds, Service Shares
PIMCO Variable Insurance Trust (VIT)
Putnam Variable Trust – Class IB Shares
Wanger Advisors Trust

Some funds may not be available in your contract. Please read the prospectuses carefully and keep them for future reference.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in this contract is not a deposit of a bank or financial institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in this contract involves investment risk including the possible loss of principal.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC’s Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your investment professional about the variable annuity’s features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

This prospectus provides a general description of the contract and optional benefits. Your actual contract and any riders or endorsements are the controlling documents. RiverSource Life of NY has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.

RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS 1

RiverSource Life of NY offers several different annuities which your investment professional may or may not be authorized to offer to you. Each annuity has different features and optional benefits that may be appropriate for you based on your individual financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges you will pay when buying, owning and withdrawing money from the contract we describe in this prospectus may be more or less than the fees and charges of other variable annuities we issue. A securities broker dealer authorized to sell the contract described in this prospectus (selling firm) may not offer all the variable annuities we issue. In addition, some selling firms may not permit their investment professionals to sell the contract and/or optional benefits described in this prospectus to persons over a certain age (which may be lower than age limits we set), or may otherwise restrict the sale of the optional benefits described in this prospectus by their investment professionals. You should ask your investment professional about his or her selling firm’s ability to offer you other variable annuities we issue (which might have lower fees and charges than the contract described in this prospectus), and any limits the selling firm has placed on your investment professional’s ability to offer you the contract and/or optional riders described in this prospectus.

 2  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS

Key Terms

These terms can help you understand details about your contract.

Accumulation unit: A measure of the value of each subaccount before annuity payouts begin.

Annuitant: The person or persons on whose life or life expectancy the annuity payouts are based.

Annuity payouts: An amount paid at regular intervals under one of several plans.

Assumed investment rate: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 3.5% but you may request we substitute an assumed investment rate of 5.0%. The 5.0% assumed investment rate is not available for any contracts with a five-year withdrawal charge schedule and a MAV Death Benefit.

Beneficiary: The person you designate to receive benefits in case of the owner’s or annuitant’s death while the contract is in force.

Close of business: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

Code: The Internal Revenue Code of 1986, as amended.

Contract: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

Contract value: The total value of your contract before we deduct any applicable charges.

Contract year: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

Fixed account: Our general account which includes the one-year fixed account and the DCA fixed account. Amounts you allocate to the fixed account earn interest rates we declare periodically.

Funds: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of the funds.

Good order: We cannot process your transaction request relating to the contract until we have received the request in good order at our corporate office. “Good order” means the actual receipt of the requested transaction in writing, along with all information, forms and supporting legal documentation necessary to effect the transaction. To be in “good order,” your instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. This information and documentation generally includes your completed request; the contract number; the transaction amount (in dollars); the names of and allocations to and/or from the subaccounts and the fixed account affected by the requested transaction; the signatures of all contract owners, exactly as registered on the contract, if necessary; Social Security Number or Taxpayer Identification Number; and any other information, forms or supporting documentation that we may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

Owner (you, your): The person or persons identified in the contract as owner(s) of the contract, who has or have the right to control the contract (to decide on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. During the owner’s life, the owner is responsible for taxes, regardless of whether he or she receives the contract’s benefits. When the contract is owned by a revocable trust, the annuitant selected should be the grantor of the trust to assure compliance with Section 72(s) of the Code.

Qualified annuity: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

•	Individual Retirement Annuities (IRAs) including inherited IRAs under Section 408(b) of the Code

•	Roth IRAs including inherited Roth IRAs under Section 408A of the Code

•	Simplified Employee Pension IRA (SEP) plans under Section 408(k) of the Code

•	Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred.

All other contracts are considered nonqualified annuities.

Retirement date: The date when annuity payouts are scheduled to begin.

RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS 3

Rider effective date: The date a rider becomes effective as stated in the rider.

RiverSource Life of NY: In this prospectus, “we,” “us,” “our” and “RiverSource Life of NY” refer to RiverSource Life Insurance Co. of New York.

Valuation date: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) in good order at our corporate office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request in good order at our corporate office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

Variable account: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

Withdrawal value: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.

 4  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS

The Contract in Brief

Purpose: The contract allows you to accumulate money for retirement or a similar long-term goal. You do this by making one or more purchase payments. You may allocate your purchase payments to the one-year fixed account, the DCA fixed account (if part of your contract) and/or subaccounts of the variable account under the contract; however, you risk losing amounts you invest in the subaccounts of the variable account. These accounts, in turn, may earn returns that increase the value of the contract. If the contract value goes to zero due to underlying fund’s performance or deduction of fees, the contract will no longer be in force and the contract (including any death benefit riders) will terminate. You may be able to purchase an optional benefit to reduce the investment risk you assume under the contract. Beginning at a specified time in the future called the retirement date, the contract provides lifetime or other forms of payout of your contract value.

Buying a contract: We no longer offer new contracts. However, you have the option of making additional purchase payments in the future, subject to certain limitations. Purchase payment amounts and purchase payment timing may be limited under the terms of your contract and/or pursuant to state requirements. (See “Buying Your Contract”).

It may have not been advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another or for a long-term care policy in a “tax-free” exchange under Section 1035 of the Code. You can also do a partial exchange from one annuity contract to another annuity contract, subject to Internal Revenue Service (“IRS”) rules. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the distribution. State income taxes may also apply. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest. (See “Taxes-1035 Exchanges”.)

Tax-deferred retirement plans: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions (“RMDs”). RMDs may reduce the value of certain death benefits and optional riders (see “Taxes — Qualified Annuities — Required Minimum Distributions”). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.

Accounts: Generally, you may allocate your purchase payments among the:

•	subaccounts, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (See “The Variable Account and the Funds”).

•	one-year fixed account, which earns interest at rates that we adjust periodically. There are restrictions on the amount you can allocate to this account as well as on transfers from this account. (See “The One-Year Fixed Account”)

•	DCA fixed account, if part of your contract, which earns interest at rates that we adjust periodically. There are restrictions on how long contract value can remain in this account. (See “The Fixed Account — DCA Fixed Account”).

Transfers: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. You may establish automated transfers among the accounts. Transfers into the DCA fixed account are not permitted. We reserve the right to further limit transfers to the one-year fixed account if the interest rate we are then currently crediting is equal to the minimum interest rate stated in the contract. (See “Making the Most of Your Contract — Transferring Among Accounts”).

Withdrawals: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and tax penalties (including a 10% IRS penalty that may apply if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences. Certain other restrictions may apply. (See “Withdrawals”)

Optional benefits: You can buy additional benefits with your contract. We offer optional living benefits, including: a guaranteed contract value on a future date (“Accumulation Protector Benefit Rider”) and a guaranteed minimum withdrawal benefit that permits you to withdraw a guaranteed amount from the contract over a period of time, which may include, under

RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS 5

limited circumstances the lifetime of a single person (Secure Source – Single Life) or the lifetime of you and your spouse (Secure Source – Joint Life) (“Secure Source Riders”). Optional living benefits require the use of a Portfolio Navigator program (PN program) investment option which may limit transfers and allocations; may limit the timing, amount and allocation of purchase payments; and may limit the amount of withdrawals that can be taken under the optional benefit during a contract year. We previously offered other optional living benefits. (See “Optional Benefits — Optional Living Benefits”). Optional benefits may have eligibility requirements.

Benefits in case of death: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount based on the death benefit selected. (See “Benefits in Case of Death”).

Annuity payouts: You can apply your contract value, after reflecting any adjustments, to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. The payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The DCA fixed account is not available during the payout period. (See “The Annuity Payout Period”).

 6  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS

Expense Summary

The following tables describe the fees and expenses that you will pay when buying, owning and making a withdrawal from the contract. The first table describes the fees and expenses that you will pay at the time that you buy the contract or make a withdrawal from the contract.

CONTRACT OWNER TRANSACTION EXPENSES

Withdrawal charge

(Contingent deferred sales charge as a percentage of purchase payments withdrawn)

You selected either a seven-year or five-year withdrawal charge schedule at the time of application.

Seven-year schedule		Five-year schedule
Years from purchase	Withdrawal charge	Years from purchase	Withdrawal charge
payment receipt*	percentage	payment receipt*	percentage

1	8%	1	8%
2	8	2	7
3	7	3	6
4	7	4	4
5	6	5	2
6	5	Thereafter	0
7	3
Thereafter	0

*	According to our current administrative practice, for the purpose of withdrawal charge calculation, we consider that the year is completed one day prior to the anniversary of the day each purchase payment was received.

Withdrawal charge under Annuity Payout Plan E — Payouts for a specified period: If you are receiving variable annuity payments under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% for the assumed investment return of 3.5% and 6.67% for the assumed investment return of 5.0%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate. (See “Charges — Withdrawal Charge” and “The Annuity Payout Period — Annuity Payout Plans.”)

The next two tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

ANNUAL VARIABLE ACCOUNT EXPENSES
(As a percentage of average daily subaccount value.)

You must choose a death benefit guarantee, a qualified or nonqualified contract and the length of your contract’s withdrawal charge schedule. The combination you choose determines the mortality and expense risk fees you pay. The table below shows the combinations available to you and their cost. The variable account administrative charge is in addition to the mortality and expense risk fee.

Seven-year withdrawal charge schedule for contracts with applications signed on or after June 19, 2006

	Mortality and	Variable account	Total variable
	expense risk fee	administrative charge	account expense

Qualified annuities

Return of Purchase Payment (ROP) Death Benefit	0.90%	0.15%	1.05%

Maximum Anniversary Value (MAV) Death Benefit	1.10	0.15	1.25
Nonqualified annuities

ROP Death Benefit	1.05	0.15	1.20

MAV Death Benefit	1.25	0.15	1.40

RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS 7

Seven-year withdrawal charge schedule for all other contracts

	Mortality and	Variable account	Total variable
	expense risk fee	administrative charge	account expense

Qualified annuities

ROP Death Benefit	1.00%	0.15%	1.15%

MAV Death Benefit	1.20	0.15	1.35
Nonqualified annuities

ROP Death Benefit	1.15	0.15	1.30

MAV Death Benefit	1.35	0.15	1.50

Five-year withdrawal charge schedule

Qualified annuities

ROP Death Benefit	1.20%	0.15%	1.35%

MAV Death Benefit	1.40	0.15	1.55
Nonqualified annuities

ROP Death Benefit	1.35	0.15	1.50

MAV Death Benefit	1.55	0.15	1.70

 8  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS

OTHER ANNUAL EXPENSES

Annual contract administrative charge	$40

(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary except at full withdrawal.)

Optional Living Benefits
If eligible, you may have selected one of the following optional living benefits. Each optional living benefit requires participation in the PN program. The fees apply only if you have selected one of these benefits.

Accumulation Protector Benefit® rider fee	Maximum: 1.75%	Current: 0.80%(1)

(Charged annually on the contract anniversary as a percentage of the contract value or the Minimum Contract Accumulation Value, whichever is greater.)

(1)	For contracts with applications signed prior to Jan. 26, 2009, the current fee is 0.55%.

SecureSource® – Single Life rider fee(2)	Maximum: 2.00%	Current: 0.90%

SecureSource® – Joint Life rider fee(2)	Maximum: 2.00%	Current: 0.90%

(Charged annually on the contract anniversary as a percentage of the contract value or the total remaining benefit amount, whichever is greater.)

(2)	For contracts with applications signed prior to Jan. 26, 2009, the current charge for Single Life rider and for Joint Life rider is 0.65%, and the maximum charge for Single Life rider and for Joint Life rider is 1.50%.

Guarantor Withdrawal Benefit for Life® rider fee	Maximum: 1.50%	Current: 0.65%

(Charged annually on the contract anniversary as a percentage of the contract value or the total Remaining Benefit Amount, whichever is greater.)

Guarantor® Withdrawal Benefit rider fee	Maximum: 1.50%	Current: 0.55%

(As a percentage of contract value charged annually on the contract anniversary.)

Income Assurer Benefit® – MAV rider fee	Maximum: 1.50%	Current: 0.30%

Income Assurer Benefit® – 5% Accumulation Benefit Base rider fee	Maximum: 1.75%	Current: 0.60%

Income Assurer Benefit® – Greater of MAV or 5% Accumulation Benefit Base rider fee	Maximum: 2.00%	Current: 0.65%

(As a percentage of the guaranteed income benefit base charged annually on the contract anniversary.)

RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS 9

ANNUAL OPERATING EXPENSES OF THE FUNDS
The next two tables describe the operating expenses of the funds that you may pay periodically during the time that you own the contract. These operating expenses are for the fiscal year ended Dec. 31, 2012, unless otherwise noted. The first table shows the minimum and maximum total operating expenses charged by the funds. The second table shows the total operating expenses charged by each fund. More detail concerning each fund’s fees and expenses is contained in the prospectus for each fund.

Minimum and maximum annual operating expenses for the funds

(Including management fee, distribution and/or service (12b-1) fees and other expenses)(1)

	Minimum	Maximum

Total expenses before fee waivers and/or expense reimbursements	0.45%	1.71%

(1)	Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund’s affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund’s distributor and/or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See “The Variable Account and the Funds” for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund’s fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund’s prospectus and SAI.

Total annual operating expenses for each fund*

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

				Acquired fund	Gross total
	Management	12b-1	Other	fees and	annual
Fund name**	fees	fees	expenses	expenses***	expenses

AllianceBernstein VPS Balanced Wealth Strategy Portfolio (Class B)	0.55%	0.25%	0.10%	—%	0.90%

AllianceBernstein VPS Global Thematic Growth Portfolio (Class B)	0.75	0.25	0.24	—	1.24

AllianceBernstein VPS Growth and Income Portfolio (Class B)	0.55	0.25	0.05	—	0.85

AllianceBernstein VPS International Value Portfolio (Class B)	0.75	0.25	0.06	—	1.06

American Century VP Inflation Protection, Class II	0.47	0.25	0.01	—	0.73

American Century VP Mid Cap Value, Class II	0.90	0.25	0.01	—	1.16

American Century VP Ultra®, Class II	0.90	0.25	0.01	—	1.16

American Century VP Value, Class II	0.88	0.25	—	—	1.13

ClearBridge Variable Small Cap Growth Portfolio – Class I**	0.75	—	0.11	—	0.86

Columbia Variable Portfolio – Cash Management Fund (Class 3)	0.33	0.13	0.14	—	0.60	(1)

Columbia Variable Portfolio – Diversified Bond Fund (Class 3)	0.41	0.13	0.13	—	0.67

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3)**	0.57	0.13	0.12	—	0.82

Columbia Variable Portfolio – Emerging Markets Fund (Class 3)**	1.07	0.13	0.22	—	1.42	(1)

Columbia Variable Portfolio – High Yield Bond Fund (Class 3)	0.58	0.13	0.17	—	0.88	(1)

Columbia Variable Portfolio – Income Opportunities Fund (Class 2)	0.57	0.25	0.14	—	0.96

Columbia Variable Portfolio – Income Opportunities Fund (Class 3)	0.57	0.13	0.14	—	0.84

Columbia Variable Portfolio – International Opportunity Fund (Class 3)	0.79	0.13	0.20	—	1.12

Columbia Variable Portfolio – Large Cap Growth Fund (Class 3)	0.71	0.13	0.17	—	1.01	(1)

Columbia Variable Portfolio – Large Core Quantitative Fund (Class 3)**	0.66	0.13	0.14	0.01	0.94

Columbia Variable Portfolio – Marsico Growth Fund (Class 1)	0.77	—	0.11	—	0.88	(1),(2)

Columbia Variable Portfolio – Marsico International Opportunities Fund (Class 2)	0.87	0.25	0.17	—	1.29	(1),(2)

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Class 3)	0.76	0.13	0.17	—	1.06	(1)

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund (Class 3)	0.74	0.13	0.14	—	1.01	(1)

Columbia Variable Portfolio – S&P 500 Index Fund (Class 3)	0.10	0.13	0.22	—	0.45

Columbia Variable Portfolio – Small Cap Value Fund (Class 2)	0.87	0.25	0.13	—	1.25	(1)

Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3)**	0.36	0.13	0.14	—	0.63

Credit Suisse Trust – Commodity Return Strategy Portfolio	0.50	0.25	0.59	—	1.34	(3)

Dreyfus Investment Portfolios MidCap Stock Portfolio, Service Shares	0.75	0.25	0.10	—	1.10

Dreyfus Variable Investment Fund Appreciation Portfolio, Service Shares	0.75	0.25	0.06	—	1.06

 10  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS

Total annual operating expenses for each fund* (continued)

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

				Acquired fund	Gross total
	Management	12b-1	Other	fees and	annual
Fund name**	fees	fees	expenses	expenses***	expenses

Dreyfus Variable Investment Fund International Equity Portfolio, Service Shares	0.75%	0.25%	0.31%	—%	1.31%

Dreyfus Variable Investment Fund International Value Portfolio, Service Shares	1.00	0.25	0.28	—	1.53

Eaton Vance VT Floating-Rate Income Fund	0.58	0.50	0.10	—	1.18

Fidelity® VIP Contrafund® Portfolio Service Class 2	0.56	0.25	0.08	—	0.89

Fidelity® VIP Growth Portfolio Service Class 2	0.56	0.25	0.10	—	0.91

Fidelity® VIP Investment Grade Bond Portfolio Service Class 2	0.31	0.25	0.11	—	0.67

Fidelity® VIP Mid Cap Portfolio Service Class 2	0.56	0.25	0.09	—	0.90

Fidelity® VIP Overseas Portfolio Service Class 2	0.71	0.25	0.14	—	1.10

FTVIPT Franklin Income Securities Fund – Class 2	0.45	0.25	0.02	—	0.72

FTVIPT Franklin Rising Dividends Securities Fund – Class 2	0.61	0.25	0.02	—	0.88

FTVIPT Franklin Small-Mid Cap Growth Securities Fund – Class 2	0.51	0.25	0.29	—	1.05

FTVIPT Mutual Shares Securities Fund – Class 2	0.60	0.25	0.11	—	0.96

FTVIPT Templeton Global Bond Securities Fund – Class 2	0.46	0.25	0.09	—	0.80

FTVIPT Templeton Growth Securities Fund – Class 2	0.74	0.25	0.04	—	1.03

Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares	0.80	—	0.07	—	0.87	(4)

Goldman Sachs VIT Structured U.S. Equity Fund – Institutional Shares	0.62	—	0.10	—	0.72	(5)

Invesco V.I. American Franchise Fund, Series II Shares**	0.68	0.25	0.30	—	1.23	(6)

Invesco V.I. Comstock Fund, Series II Shares**	0.56	0.25	0.29	—	1.10	(6)

Invesco V.I. Global Health Care Fund, Series II Shares	0.75	0.25	0.38	—	1.38

Invesco V.I. International Growth Fund, Series II Shares	0.71	0.25	0.30	—	1.26

Invesco V.I. Mid Cap Core Equity Fund, Series II Shares	0.73	0.25	0.32	—	1.30

Invesco V.I. Mid Cap Growth Fund, Series II Shares**	0.75	0.25	0.37	—	1.37	(6)

Invesco V.I. Value Opportunities Fund, Series II Shares**	0.70	0.25	0.32	—	1.27

Janus Aspen Series Janus Portfolio: Service Shares	0.48	0.25	0.05	—	0.78

MFS® New Discovery Series – Service Class	0.90	0.25	0.07	—	1.22

MFS® Total Return Series – Service Class	0.75	0.25	0.05	—	1.05	(7)

MFS® Utilities Series – Service Class	0.74	0.25	0.08	—	1.07

Morgan Stanley UIF Global Real Estate Portfolio, Class II Shares	0.85	0.35	0.51	—	1.71	(8)

Morgan Stanley UIF Mid Cap Growth Portfolio, Class II Shares	0.75	0.35	0.31	—	1.41	(8)

Morgan Stanley UIF U.S. Real Estate Portfolio, Class II Shares	0.80	0.35	0.30	—	1.45	(9)

Oppenheimer Capital Appreciation Fund/VA, Service Shares	0.69	0.25	0.12	—	1.06	(10)

Oppenheimer Global Fund/VA, Service Shares**	0.63	0.25	0.13	—	1.01

Oppenheimer Global Strategic Income Fund/VA, Service Shares	0.58	0.25	0.14	0.06	1.03	(11)

Oppenheimer Main Street Small Cap Fund®/VA, Service Shares**	0.69	0.25	0.14	—	1.08	(10)

PIMCO VIT All Asset Portfolio, Advisor Class	0.43	0.25	—	0.75	1.43	(12)

Putnam VT Global Health Care Fund – Class IB Shares	0.64	0.25	0.20	—	1.09

Putnam VT International Equity Fund – Class IB Shares	0.71	0.25	0.18	—	1.14

Putnam VT Multi-Cap Growth Fund – Class IB Shares	0.57	0.25	0.15	—	0.97

Putnam VT Small Cap Value Fund – Class IB Shares	0.64	0.25	0.17	0.09	1.15

Variable Portfolio – Aggressive Portfolio (Class 2)	—	0.25	0.02	0.80	1.07

Variable Portfolio – Aggressive Portfolio (Class 4)	—	0.25	0.02	0.80	1.07

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund (Class 3)**	0.42	0.13	0.13	—	0.68

Variable Portfolio – Conservative Portfolio (Class 2)	—	0.25	0.02	0.61	0.88

Variable Portfolio – Conservative Portfolio (Class 4)	—	0.25	0.02	0.61	0.88

RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS 11

Total annual operating expenses for each fund* (continued)

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

				Acquired fund	Gross total
	Management	12b-1	Other	fees and	annual
Fund name**	fees	fees	expenses	expenses***	expenses

Variable Portfolio – Moderate Portfolio (Class 2)	—%	0.25%	0.02%	0.72%	0.99%

Variable Portfolio – Moderate Portfolio (Class 4)	—	0.25	0.02	0.72	0.99

Variable Portfolio – Moderately Aggressive Portfolio (Class 2)	—	0.25	0.02	0.76	1.03

Variable Portfolio – Moderately Aggressive Portfolio (Class 4)	—	0.25	0.02	0.76	1.03

Variable Portfolio – Moderately Conservative Portfolio (Class 2)	—	0.25	0.02	0.67	0.94

Variable Portfolio – Moderately Conservative Portfolio (Class 4)	—	0.25	0.02	0.67	0.94

Variable Portfolio – Partners Small Cap Value Fund (Class 3)	0.91	0.13	0.15	0.01	1.20	(1)

Variable Portfolio – Sit Dividend Growth Fund (Class 3)**	0.71	0.13	0.13	—	0.97	(1)

Variable Portfolio – Victory Established Value Fund (Class 3)**	0.77	0.13	0.13	—	1.03	(1)

Wanger International	0.91	—	0.16	—	1.07

Wanger USA	0.86	—	0.10	—	0.96

*	The Funds provided the information on their expenses and we have not independently verified the information.

**	The previous fund names can be found in “The Variable Account and the Funds” section of the prospectus.

***	Includes fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).

(1)	Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until April 30, 2014, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rate of 0.575% for Columbia Variable Portfolio – Cash Management Fund (Class 3), 1.375% for Columbia Variable Portfolio – Emerging Markets Fund (Class 3), 0.845% for Columbia Variable Portfolio – High Yield Bond Fund (Class 3), 0.915% for Columbia Variable Portfolio – Large Cap Growth Fund (Class 3), 0.79% for Columbia Variable Portfolio – Marsico Growth Fund (Class 1), 1.18% for Columbia Variable Portfolio – Marsico International Opportunities Fund (Class 2), 0.995% for Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Class 3), 0.995% for Columbia Variable Portfolio – Mid Cap Value Opportunity Fund (Class 3), 1.03% for Columbia Variable Portfolio – Small Cap Value Fund (Class 2), 1.005% for Variable Portfolio – Partners Small Cap Value Fund (Class 3), 0.895% for Variable Portfolio – Sit Dividend Growth Fund (Class 3) and 1.015% for Variable Portfolio – Victory Established Value Fund (Class 3).

(2)	Management fees have been restated to reflect contractual changes to the investment advisory and/or administrative fee rates.

(3)	Credit Suisse will waive fees and reimburse expenses so that the Portfolio’s annual operating expenses will not exceed 1.05% of the Portfolio’s average daily net assets. Waivers and expense reimbursements or credits are voluntary and may be discontinued at any time.

(4)	The Investment Adviser agreed to waive a portion of its management fee in order to achieve an effective net management rate of 0.77%. Other expenses include transfer agency fees equal on an annualized basis to 0.02% of the average daily net assets of the Fund’s Institutional Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit other expenses (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, 0.054% of the average daily net assets of the Fund. These arrangements will remain in effect through at least April 29, 2014 and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the trustees. After fee waivers and reimbursements, net expenses would be 0.84%.

(5)	Other expenses include transfer agency fees equal on an annualized basis to 0.02% of the average daily net assets of the Fund’s Institutional Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit other expenses (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, 0.004% of the average daily net assets of the Fund. These arrangements will remain in effect through at least April 29, 2014 and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the trustees. After fee waivers and reimbursements, net expenses would be 0.64%.

(6)	The Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit total annual fund operating expenses after fee waivers and/or expense reimbursements (excluding interest, taxes, dividend expense on short sales, extraordinary or non-routine items, including litigation expenses and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement) of Series II shares to 1.15% for Invesco V.I. American Franchise Fund, Series II Shares, 1.03% for Invesco V.I. Comstock Fund, Series II Shares, and 1.34% for Invesco V.I. Mid Cap Growth Fund, Series II Shares of average daily net assets. Acquired fund fees and expenses are also excluded in determining such obligation, if applicable. Unless the Board of Trustees and Invesco Advisers, Inc. mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2014.

(7)	Massachusetts Financial Services Company has agreed in writing to reduce its management fee to 0.70% of the fund’s average daily net assets annually in excess of $1 billion and 0.65% of the fund’s average daily net assets annually in excess of $2.5 billion to $3 billion. This written agreement will remain in effect until modified by the fund’s Board of Trustees, but such agreement will continue until at least April 30, 2014. After fee waivers, net expenses would be 1.02%.

(8)	The Portfolios’ Adviser, Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.40% for Morgan Stanley UIF Global Real Estate Portfolio, Class II Shares and 1.15% for Morgan Stanley UIF Mid Cap Growth Portfolio, Class II Shares. In addition, the Portfolios’ Distributor, Morgan Stanley Distribution Inc., has agreed to waive 0.10% for Morgan Stanley UIF Global Real Estate Portfolio, Class II Shares and 0.25% for Morgan Stanley UIF Mid Cap Growth Portfolio, Class II Shares of the 0.35% 12b-1 fee that it may receive. These fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund’s Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems that such action is appropriate.

 12  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS

(9)	The Portfolios’ Distributor, Morgan Stanley Distribution Inc., has agreed to waive 0.10% of the 0.35% 12b-1 fee that it may receive. This waiver will continue for at least one year or until such time as the Fund’s Board of Directors acts to discontinue all or a portion of such waiver when it deems that such action is appropriate. After fee waivers, net expenses would be 1.35%.

(10)	The Manager has voluntarily agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 1.05% for Oppenheimer Capital Appreciation Fund/VA, Service Shares and 1.05% for Oppenheimer Main Street Small Cap Fund®/VA, Service Shares.

(11)	The Manager has contractually agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in Oppenheimer Institutional Money Market Fund, Oppenheimer Short Duration Fund and the Master Funds. This fee waiver and/or expenses reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the board. After fee waivers, net expenses would be 0.97%.

(12)	PIMCO has contractually agreed, through May 1, 2014, to reduce its advisory fee to the extent that the Underlying PIMCO Fund Expenses attributable to advisory and supervisory and administrative fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The fee reduction is implemented based on a calculation of Underlying PIMCO Fund Expenses attributable to advisory and supervisory and administrative fees that is different from the calculation of Acquired Fund Fees and Expenses listed in the table above. After fee waivers, net expenses would be 1.34%.

RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS 13

Examples
These examples are intended to help you compare the cost of investing in these contracts with the cost of investing in other variable annuity contracts. These costs include your transaction expenses, contract administrative charges(1), variable account annual expenses and fund fees and expenses.

These examples assume that you invest $10,000 in the contract for the time periods indicated. These examples also assume that your investment has a 5% return each year.

Maximum Expenses. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of any of the funds offered on or after May 1, 2007 before fee waivers and/or expense reimbursements. They assume that you select the MAV Death Benefit and one of the SecureSource riders(2). Although your actual costs may be lower, based on the assumptions your costs would be:

					If you do not withdraw your contract
	If you withdraw your contract				or if you select an annuity payout plan
	at the end of the applicable time period:				at the end of the applicable time period:
Nonqualified Annuity	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years

Seven-year withdrawal charge schedule for contracts with applications signed on or after June 19, 2006	$1,282	$2,308	$3,323	$5,504	$562	$1,677	$2,781	$5,504

Five-year withdrawal charge schedule	1,313	2,304	3,100	5,751	593	1,763	2,919	5,751

Qualified Annuity	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years

Seven-year withdrawal charge schedule for contracts with applications signed on or after June 19, 2006	$1,267	$2,265	$3,254	$5,379	$547	$1,635	$2,713	$5,379

Five-year withdrawal charge schedule	1,297	2,261	3,031	5,629	577	1,720	2,850	5,629

Minimum Expenses. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds offered on or after May 1, 2007 before fee waivers and/or expense reimbursements. They assume that you select the ROP Death Benefit and do not select any optional benefits. Although your actual costs may be higher, based on these assumptions your costs would be:

					If you do not withdraw your contract
	If you withdraw your contract				or if you select an annuity payout plan
	at the end of the applicable time period:				at the end of the applicable time period:
Nonqualified Annuity	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years

Seven-year withdrawal charge schedule for contracts with applications signed on or after June 19, 2006	$952	$1,331	$1,696	$2,333	$209	$642	$1,096	$2,333

Five-year withdrawal charge schedule	981	1,320	1,453	2,652	240	735	1,253	2,652

Qualified Annuity	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years

Seven-year withdrawal charge schedule for contracts with applications signed on or after June 19, 2006	$938	$1,288	$1,617	$2,170	$194	$596	$1,017	$2,170

Five-year withdrawal charge schedule	967	1,277	1,375	2,494	225	689	1,175	2,494

(1)	In these examples, the contract administrative charge is $40.
(2)	Because these examples are intended to illustrate the most expensive combination of contract features, the maximum annual fee for each optional rider is reflected rather than the fee that is currently being charged.

THE EXAMPLES ARE ILLUSTRATIVE ONLY. YOU SHOULD NOT CONSIDER THESE EXAMPLES AS A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES WILL BE HIGHER OR LOWER THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE CONTRACT VALUE TO ANY OTHER AVAILABLE SUBACCOUNTS.

 14  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS

Condensed Financial Information

You can find unaudited condensed financial information for the subaccounts representing the lowest and highest total annual variable account expense combinations in Appendix K.

Financial Statements

You can find our audited financial statements and the audited financial statements of the divisions, which are comprised of subaccounts, in the SAI. The SAI does not include audited financial statements for divisions that are new (if any) and have no activity as of the financial statements date.

The Variable Account and the Funds

Variable Account. The variable account was established under New York law on Oct. 12, 1995, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life of NY.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the IRS has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

The Funds. This contract currently offers subaccounts investing in shares of the funds listed in the table below.

•	Investment objectives: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds’ prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

•	Fund name and management: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

•	Eligible purchasers: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see “Fund Name and Management” above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds’ providers do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate fund providers for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds’ prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.

•	Asset allocation programs may impact fund performance: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation

RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS 15

program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under the asset allocation program we offer (see “Making the Most of Your Contract — Portfolio Navigator Program”) or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.

•	Funds available under the contract: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see “Substitution of Investments”). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.

•	Revenue we receive from the funds may create potential conflicts of interest: We or our affiliates receive from each of the funds, or the funds’ affiliates, varying levels and types of revenue including but not limited to expense payments and non-cash compensation. The amount of this revenue and how it is computed varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the funds that are managed by our affiliates Columbia Management Investment Advisers, LLC (Columbia Management Investment Advisers) or Columbia Wanger Asset Management, LLC (Columbia Wanger Asset Management) (affiliated funds). Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the affiliated funds. We or our affiliates receive revenue which ranges up to 0.69% of the average daily net assets invested in the underlying funds through this and other contracts we and our affiliate issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of underlying funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the underlying funds according to total dollar amounts they and their affiliates paid us or our affiliates in the prior calendar year.

Expense payments, non-cash compensation and other forms of revenue may influence recommendations your investment professional makes regarding whether you should invest in one of these contracts and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see “About the Service Providers”).

The revenue we or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and surrendering from the contract (see “Expense Summary”). However, the revenue we or our affiliates receive from a fund or its affiliates may come, at least in part, from the fund’s fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.

•	Why revenues are paid to us: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including, but not limited to expense payments and non-cash compensation for various purposes:

•	Compensating, training and educating investment professionals who sell the contracts.

•	Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.

•	Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and investment professionals.

•	Providing sub-transfer agency and shareholder servicing to contract owners.

•	Promoting, including and/or retaining the fund’s investment portfolios as underlying investment options in the contracts.

•	Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.

•	Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).

•	Subaccounting, transaction processing, recordkeeping and administration.

 16  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS

•	Sources of revenue received from affiliated funds: The affiliated funds are managed by Columbia Management Investment Advisers or Columbia Wanger Asset Management. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

•	Assets of the fund’s adviser and transfer agent or an affiliate. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

•	Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the “12b-1 fees” column of the “Annual Operating Expenses of the Funds” table.

•	Sources of revenue received from unaffiliated funds: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds’ affiliates, may include, but are not necessarily limited to, the following:

•	Assets of the fund’s adviser, subadviser, transfer agent or an affiliate of these and assets of the fund’s distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

•	Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the “12b-1 fees” column of the “Annual Operating Expenses of the Funds” table.

RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS 17

Unless the PN program is in effect, you may allocate purchase payments and transfers to any or all of the subaccounts of the variable account that invest in shares of the following funds:

	Available under	Available under
	contracts with	contracts with
	applications	applications
	signed on or after	signed prior to
Investing In	May 1, 2007	May 1, 2007	Investment Objective and Policies	Investment Adviser
AllianceBernstein VPS Balanced Wealth Strategy Portfolio (Class B)	N	Y	Seeks to maximize total return consistent with AllianceBernstein’s determination of reasonable risk.	AllianceBernstein L.P.

AllianceBernstein VPS Global Thematic Growth Portfolio (Class B)	Y	Y	Seeks long-term growth of capital.	AllianceBernstein L.P.

AllianceBernstein VPS Growth and Income Portfolio (Class B)	Y	Y	Seeks long-term growth of capital.	AllianceBernstein L.P.

AllianceBernstein VPS International Value Portfolio (Class B)	Y	Y	Seeks long-term growth of capital.	AllianceBernstein L.P.

American Century VP Inflation Protection, Class II	N	Y	Seeks long-term total return using a strategy that seeks to protect against U.S. inflation.	American Century Investment Management, Inc.

American Century VP Mid Cap Value, Class II	Y	Y	Seeks long-term capital growth. Income is a secondary objective.	American Century Investment Management, Inc.

American Century VP Ultra®, Class II	Y	Y	Seeks long-term capital growth.	American Century Investment Management, Inc.

American Century VP Value, Class II	Y	Y	Seeks long-term capital growth. Income is a secondary objective.	American Century Investment Management, Inc.

ClearBridge Variable Small Cap Growth Portfolio – Class I (previously Legg Mason ClearBridge – Variable Small Cap Growth Portfolio – Class I)	Y	Y	Seeks long-term growth of capital.	Legg Mason Partners Fund Advisor, LLC, adviser; Western Asset Management Company & Western Asset Management Company Limited, subadviser.

Columbia Variable Portfolio – Cash Management Fund (Class 3)	Y	Y	Seeks maximum current income consistent with liquidity and stability of principal.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Diversified Bond Fund (Class 3)	Y	Y	Seeks high level of current income while attempting to conserve the value of the investment for the longest period of time.	Columbia Management Investment Advisers, LLC

 18  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS

	Available under	Available under
	contracts with	contracts with
	applications	applications
	signed on or after	signed prior to
Investing In	May 1, 2007	May 1, 2007	Investment Objective and Policies	Investment Adviser
Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3) (previously Columbia Variable Portfolio – Diversified Equity Income Fund (Class 3))	Y	Y	Seeks high level of current income and, as a secondary goal, steady growth of capital.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Emerging Markets Fund (Class 3) (previously Columbia Variable Portfolio – Emerging Markets Opportunity Fund (Class 3))	Y	Y	Seeks long-term capital growth.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – High Yield Bond Fund (Class 3)	Y	Y	Seeks high current income, with capital growth as a secondary objective.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Income Opportunities Fund (Class 2)	Y	Y	Seeks high total return through current income and capital appreciation.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Income Opportunities Fund (Class 3)	Y	Y	Seeks high total return through current income and capital appreciation.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – International Opportunity Fund (Class 3)	Y	Y	Seeks capital appreciation.	Columbia Management Investment Advisers, LLC, adviser; Threadneedle International Limited, an indirect wholly-owned subsidiary of Ameriprise Financial, sub-adviser.

Columbia Variable Portfolio – Large Cap Growth Fund (Class 3)	Y	Y	Seeks long-term capital growth.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Large Core Quantitative Fund (Class 3) (previously Columbia Variable Portfolio – Dynamic Equity Fund (Class 3))	Y	Y	Seeks capital appreciation.	Columbia Management Investment Advisers, LLC

RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS 19

	Available under	Available under
	contracts with	contracts with
	applications	applications
	signed on or after	signed prior to
Investing In	May 1, 2007	May 1, 2007	Investment Objective and Policies	Investment Adviser
Columbia Variable Portfolio – Marsico Growth Fund (Class 1)	Y	Y	Seeks long-term growth of capital.	Columbia Management Investment Advisers, LLC, adviser; Marsico Capital Management, LLC, subadviser.

Columbia Variable Portfolio – Marsico International Opportunities Fund (Class 2)	Y	Y	Seeks long-term growth of capital.	Columbia Management Investment Advisers, LLC, adviser; Marsico Capital Management, LLC, subadviser.

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Class 3)	N	Y	Seeks growth of capital.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund (Class 3)	Y	Y	Seeks long-term growth of capital.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – S&P 500 Index Fund (Class 3)	Y	Y	Seeks long-term capital appreciation.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Small Cap Value Fund (Class 2)	Y	Y	Seeks long-term capital appreciation.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3) (previously Columbia Variable Portfolio – Short Duration U.S. Government Fund (Class 3))	Y	Y	Seeks high level of current income and safety of principal consistent with investment in U.S. government and government agency securities.	Columbia Management Investment Advisers, LLC

Credit Suisse Trust – Commodity Return Strategy Portfolio	Y	Y	The fund is designed to achieve positive total return relative to the performance of the Dow Jones-UBS Commodity Index Total Return (“DJ-UBS”).	Credit Suisse Asset Management, LLC

Dreyfus Investment Portfolios MidCap Stock Portfolio, Service Shares	N	Y	Seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor’s MidCap 400 Index.	The Dreyfus Corporation

 20  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS

	Available under	Available under
	contracts with	contracts with
	applications	applications
	signed on or after	signed prior to
Investing In	May 1, 2007	May 1, 2007	Investment Objective and Policies	Investment Adviser
Dreyfus Variable Investment Fund Appreciation Portfolio, Service Shares	N	Y	Seeks long-term capital growth consistent with the preservation of capital.	The Dreyfus Corporation, adviser; Fayez Sarofim & Co., sub-adviser.

Dreyfus Variable Investment Fund International Equity Portfolio, Service Shares	Y	Y	Seeks capital growth.	The Dreyfus Corporation, adviser; Newton Capital Management Limited, sub-adviser

Dreyfus Variable Investment Fund International Value Portfolio, Service Shares	Y	Y	Seeks long-term capital growth.	The Dreyfus Corporation

Eaton Vance VT Floating-Rate Income Fund	Y	Y	Seeks high level of current income.	Eaton Vance Management

Fidelity® VIP Contrafund® Portfolio Service Class 2	Y	Y	Seeks long-term capital appreciation. Normally invests primarily in common stocks. Invests in securities of companies whose value it believes is not fully recognized by the public. Invests in either “growth” stocks or “value” stocks or both. The fund invests in domestic and foreign issuers.	Fidelity Management & Research Company (FMR) is the fund’s manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

Fidelity® VIP Growth Portfolio Service Class 2	N	Y	Seeks to achieve capital appreciation. Normally invests primarily in common stocks. Invests in companies that it believes have above-average growth potential (stocks of these companies are often called “growth” stocks). The Fund invests in domestic and foreign issuers.	FMR and FMRC and other investment advisers serve as sub-advisers for the fund.

Fidelity® VIP Investment Grade Bond Portfolio Service Class 2	Y	Y	Seeks as high level of current income as is consistent with the preservation of capital. Normally invests at least 80% of assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities.	FMR and Fidelity Investments Money Management, Inc. (FIMM) and other investment advisers serve as sub-advisers for the fund.

RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS 21

	Available under	Available under
	contracts with	contracts with
	applications	applications
	signed on or after	signed prior to
Investing In	May 1, 2007	May 1, 2007	Investment Objective and Policies	Investment Adviser
Fidelity® VIP Mid Cap Portfolio Service Class 2	Y	Y	Seeks long-term growth of capital. Normally invests primarily in common stocks. Normally invests at least 80% of assets in securities of companies with medium market capitalizations. May invest in companies with smaller or larger market capitalizations. Invests in domestic and foreign issuers. The Fund invests in either “growth” or “value” common stocks or both.	FMR and FMRC and other investment advisers serve as sub-advisers for the fund.

Fidelity® VIP Overseas Portfolio Service Class 2	Y	Y	Seeks long-term growth of capital. Normally invests primarily in common stocks allocating investments across different countries and regions. Normally invests at least 80% of assets in non-U.S. securities.	FMR and FMRC and other investment advisers serve as sub-advisers for the fund.

FTVIPT Franklin Income Securities Fund – Class 2	Y	Y	Seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the fund invests in both equity and debt securities.	Franklin Advisers, Inc. adviser; Templeton Investment Counsel, LLC, subadviser.

FTVIPT Franklin Rising Dividends Securities Fund – Class 2	N	Y	Seeks long-term capital appreciation, with preservation of capital as an important consideration. Under normal market conditions, the fund invests at least 80% of its net assets in equity securities of companies that have paid rising dividends.	Franklin Advisory Services, LLC

FTVIPT Franklin Small-Mid Cap Growth Securities Fund – Class 2	N	Y	Seeks long-term capital growth. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small capitalization and mid capitalization companies.	Franklin Advisers, Inc.

 22  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS

	Available under	Available under
	contracts with	contracts with
	applications	applications
	signed on or after	signed prior to
Investing In	May 1, 2007	May 1, 2007	Investment Objective and Policies	Investment Adviser
FTVIPT Mutual Shares Securities Fund – Class 2	N	Y	Seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.	Franklin Mutual Advisers, LLC

FTVIPT Templeton Global Bond Securities Fund – Class 2	Y	Y	Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, the fund invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.	Franklin Advisers, Inc.

FTVIPT Templeton Growth Securities Fund – Class 2	Y	Y	Seeks long-term capital growth. Under normal market conditions, the fund invests predominantly in equity securities of companies located anywhere in the world, including those in the U.S. and emerging markets.	Templeton Global Advisors Limited

Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares	Y	Y	Seeks long-term capital appreciation.	Goldman Sachs Asset Management, L.P.

Goldman Sachs VIT Structured U.S. Equity Fund – Institutional Shares	Y	Y	Seeks long-term growth of capital.	Goldman Sachs Asset Management, L.P.

Invesco V.I. American Franchise Fund, Series II Shares (previously Invesco Van Kampen V.I. – American Franchise Fund, Series II Shares)	Y	Y	Seeks capital growth.	Invesco Advisers, Inc.

Invesco V.I. Comstock Fund, Series II Shares (previously Invesco Van Kampen V.I. – Comstock Fund, Series II Shares)	Y	Y	Seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.	Invesco Advisers, Inc.

RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS 23

	Available under	Available under
	contracts with	contracts with
	applications	applications
	signed on or after	signed prior to
Investing In	May 1, 2007	May 1, 2007	Investment Objective and Policies	Investment Adviser
Invesco V.I. Global Health Care Fund, Series II Shares	Y	Y	Seeks long-term growth of capital.	Invesco Advisers, Inc.

Invesco V.I. International Growth Fund, Series II Shares	Y	Y	Seeks long-term growth of capital.	Invesco Advisers, Inc.

Invesco V.I. Mid Cap Core Equity Fund, Series II Shares	N	Y	Seeks long-term growth of capital.	Invesco Advisers, Inc.

Invesco V.I. Mid Cap Growth Fund, Series II Shares (previously Invesco Van Kampen V.I. – Mid Cap Growth Fund, Series II Shares)	Y	Y	Seeks capital growth.	Invesco Advisers, Inc.

Invesco V.I. Value Opportunities Fund, Series II Shares (previously Invesco Van Kampen V.I. – Value Opportunities Fund, Series II Shares)	N	Y	Seeks long-term growth of capital.	Invesco Advisers, Inc.

Janus Aspen Series Janus Portfolio: Service Shares	Y	Y	Seeks long-term growth of capital.	Janus Capital Management LLC

MFS® New Discovery Series – Service Class	N	Y	Seeks capital appreciation.	MFS® Investment Management

MFS® Total Return Series – Service Class	Y	Y	Seeks total return.	MFS® Investment Management

MFS® Utilities Series – Service Class	Y	Y	Seeks total return.	MFS® Investment Management

Morgan Stanley UIF Global Real Estate Portfolio, Class II Shares	Y	Y	Seeks to provide current income and capital appreciation.	Morgan Stanley Investment Management Inc., adviser; Morgan Stanley Investment Management Limited and Morgan Stanley Investment Management Company, subadvisers.

Morgan Stanley UIF Mid Cap Growth Portfolio, Class II Shares	Y	Y	Seeks long-term capital growth by investing primarily in common stocks and other equity securities.	Morgan Stanley Investment Management Inc.

 24  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS

	Available under	Available under
	contracts with	contracts with
	applications	applications
	signed on or after	signed prior to
Investing In	May 1, 2007	May 1, 2007	Investment Objective and Policies	Investment Adviser
Morgan Stanley UIF U.S. Real Estate Portfolio, Class II Shares	N	Y	Seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.	Morgan Stanley Investment Management Inc.

Oppenheimer Capital Appreciation Fund/VA, Service Shares	Y	Y	Seeks capital appreciation by investing in securities of well-known, established companies.	OFI Global Asset Management, Inc., adviser; OppenheimerFunds, Inc., sub-adviser.

Oppenheimer Global Fund/VA, Service Shares (previously Oppenheimer Global Securities Fund/VA, Service Shares)	Y	Y	Seeks long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, “growth-type” companies, cyclical industries and special situations that are considered to have appreciation possibilities.	OFI Global Asset Management, Inc., adviser; OppenheimerFunds, Inc., sub-adviser.

Oppenheimer Global Strategic Income Fund/VA, Service Shares	Y	Y	Seeks a high level of current income principally derived from interest on debt securities.	OFI Global Asset Management, Inc., adviser; OppenheimerFunds, Inc., sub-adviser.

Oppenheimer Main Street Small Cap Fund®/VA, Service Shares (previously Oppenheimer Main Street Small- & Mid-Cap Fund®/VA, Service Shares)	Y	Y	Seeks capital appreciation.	OFI Global Asset Management, Inc., adviser; OppenheimerFunds, Inc., sub-adviser.

PIMCO VIT All Asset Portfolio, Advisor Class	Y	Y	Seeks maximum real return consistent with preservation of real capital and prudent investment management.	Pacific Investment Management Company LLC (PIMCO)

Putnam VT Global Health Care Fund – Class IB Shares	N	Y	Seeks capital appreciation.	Putnam Investment Management, LLC, adviser; Putnam Advisory Company, LLC, sub-adviser; and Putnam Investments Limited

Putnam VT International Equity Fund – Class IB Shares	N	Y	Seeks capital appreciation.	Putnam Investment Management, LLC, adviser; Putnam Advisory Company, LLC, sub-adviser; and Putnam Investments Limited

RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS 25

	Available under	Available under
	contracts with	contracts with
	applications	applications
	signed on or after	signed prior to
Investing In	May 1, 2007	May 1, 2007	Investment Objective and Policies	Investment Adviser
Putnam VT Multi-Cap Growth Fund – Class IB Shares	N	Y	Seeks long-term capital appreciation.	Putnam Investment Management, LLC

Putnam VT Small Cap Value Fund – Class IB Shares	N	Y	Seeks capital appreciation.	Putnam Investment Management, LLC

Variable Portfolio – Aggressive Portfolio (Class 2)	Y	N	Seeks high level of total return that is consistent with an aggressive level of risk. This is a “fund of funds” and seeks to achieve its objective by investing in a combination of underlying funds. The fund invests primarily in underlying funds that invest in equity securities and also invests a small amount in underlying funds that invest in fixed income securities.	Columbia Management Investment Advisers, LLC

Variable Portfolio – Aggressive Portfolio (Class 4)	Y	N	Seeks high level of total return that is consistent with an aggressive level of risk. This is a “fund of funds” and seeks to achieve its objective by investing in a combination of underlying funds. The fund invests primarily in underlying funds that invest in equity securities and also invests a small amount in underlying funds that invest in fixed income securities.	Columbia Management Investment Advisers, LLC

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund (Class 3) (previously Columbia Variable Portfolio – Global Inflation Protected Securities Fund (Class 3))	Y	Y	Non-diversified fund that seeks total return that exceeds the rate of inflation over the long term.	Columbia Management Investment Advisers, LLC, adviser; BlackRock Financial Management, Inc., subadviser.

 26  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS

	Available under	Available under
	contracts with	contracts with
	applications	applications
	signed on or after	signed prior to
Investing In	May 1, 2007	May 1, 2007	Investment Objective and Policies	Investment Adviser
Variable Portfolio – Conservative Portfolio (Class 2)	Y	N	Seeks high level of total return that is consistent with a conservative level of risk. This is a “fund of funds” and seeks to achieve its objective by investing in a combination of underlying funds. The fund invests primarily in underlying funds that invest in fixed income securities.	Columbia Management Investment Advisers, LLC

Variable Portfolio – Conservative Portfolio (Class 4)	Y	N	Seeks high level of total return that is consistent with a conservative level of risk. This is a “fund of funds” and seeks to achieve its objective by investing in a combination of underlying funds. The fund invests primarily in underlying funds that invest in fixed income securities.	Columbia Management Investment Advisers, LLC

Variable Portfolio – Moderate Portfolio (Class 2)	Y	N	Seeks high level of total return that is consistent with a moderate level of risk. This is a “fund of funds” and seeks to achieve its objective by investing in a combination of underlying funds. The fund invests primarily in a balance of underlying funds that invest in fixed income securities and underlying funds that invest in equity securities.	Columbia Management Investment Advisers, LLC

Variable Portfolio – Moderate Portfolio (Class 4)	Y	N	Seeks high level of total return that is consistent with a moderate level of risk. This is a “fund of funds” and seeks to achieve its objective by investing in a combination of underlying funds. The fund invests primarily in a balance of underlying funds that invest in fixed income securities and underlying funds that invest in equity securities.	Columbia Management Investment Advisers, LLC

RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS 27

	Available under	Available under
	contracts with	contracts with
	applications	applications
	signed on or after	signed prior to
Investing In	May 1, 2007	May 1, 2007	Investment Objective and Policies	Investment Adviser
Variable Portfolio – Moderately Aggressive Portfolio (Class 2)	Y	N	Seeks high level of total return that is consistent with a moderately aggressive level of risk. This is a “fund of funds” and seeks to achieve its objective by investing in a combination of underlying funds. The fund invests primarily in underlying funds that invest in equity securities and also invests a moderate amount in underlying funds that invest in fixed income securities.	Columbia Management Investment Advisers, LLC

Variable Portfolio – Moderately Aggressive Portfolio (Class 4)	Y	N	Seeks high level of total return that is consistent with a moderately aggressive level of risk. This is a “fund of funds” and seeks to achieve its objective by investing in a combination of underlying funds. The fund invests primarily in underlying funds that invest in equity securities and also invests a moderate amount in underlying funds that invest in fixed income securities.	Columbia Management Investment Advisers, LLC

Variable Portfolio – Moderately Conservative Portfolio (Class 2)	Y	N	Seeks high level of total return that is consistent with a moderately conservative level of risk. This is a “fund of funds” and seeks to achieve its objective by investing in a combination of underlying funds. The fund invests primarily in underlying funds that invest in fixed income securities and also invests a moderate amount in underlying funds that invest in equity securities.	Columbia Management Investment Advisers, LLC

 28  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS

	Available under	Available under
	contracts with	contracts with
	applications	applications
	signed on or after	signed prior to
Investing In	May 1, 2007	May 1, 2007	Investment Objective and Policies	Investment Adviser
Variable Portfolio – Moderately Conservative Portfolio (Class 4)	Y	N	Seeks high level of total return that is consistent with a moderately conservative level of risk. This is a “fund of funds” and seeks to achieve its objective by investing in a combination of underlying funds. The fund invests primarily in underlying funds that invest in fixed income securities and also invests a moderate amount in underlying funds that invest in equity securities.	Columbia Management Investment Advisers, LLC

Variable Portfolio – Partners Small Cap Value Fund (Class 3)	Y	Y	Seeks long-term capital appreciation.	Columbia Management Investment Advisers, LLC, adviser; Barrow, Hanley, Mewhinney & Strauss, Inc., Denver Investment Advisors LLC, Donald Smith & Co., Inc., River Road Asset Management, LLC and Turner Investment Partners, Inc., subadvisers.

Variable Portfolio – Sit Dividend Growth Fund (Class 3) (previously Variable Portfolio – Davis New York Venture Fund (Class 3))	Y	Y	Seeks long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; Sit Investment Associates, Inc., subadviser.

Variable Portfolio – Victory Established Value Fund (Class 3) (previously Variable Portfolio – Goldman Sachs Mid Cap Value Fund (Class 3))	Y	Y	Seeks long-term growth of capital.	Columbia Management Investment Advisers, LLC, adviser; Victory Capital Management, Inc., subadviser.

Wanger International	Y	Y	Seeks long-term capital appreciation.	Columbia Wanger Asset Management, LLC

Wanger USA	Y	Y	Seeks long-term capital appreciation.	Columbia Wanger Asset Management, LLC

The Fixed Account

Amounts allocated to the fixed account become part of our general account. The fixed account includes the one-year fixed account and the DCA fixed account. We credit interest on amounts you allocate to the fixed account at rates we determine from time to time in our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns we earn on our general account investments, the rates currently in effect for new and existing RiverSource Life of NY annuities, product design, competition, and RiverSource Life of NY’s revenues and expenses. The guaranteed minimum interest rate on amounts invested in the fixed account may vary by state but will not be lower than state

RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS 29

law allows. We back the principal and interest guarantees relating to the fixed account. These guarantees are based on the continued claims-paying ability of RiverSource Life of NY. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay our obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.

The fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the fixed account, however, disclosures regarding the fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

ONE-YEAR FIXED ACCOUNT
Unless the PN program we offer is in effect, you may allocate purchase payments or transfer contract value to the one-year fixed account. The value of the one-year fixed account increases as we credit interest to the one-year fixed account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. We credit the one-year fixed account with the current guaranteed annual rate that is in effect on the date we receive your purchase payment or you transfer contract value to the one-year fixed account. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. There are restrictions on the amount you can allocate to the one-year fixed account as well as on transfers from this account (see “Making the Most of Your Contract — Transfer policies”).

DCA FIXED ACCOUNT (Applies to contracts with applications signed on or after June 19, 2006)
You may only allocate purchase payments to the DCA fixed account. You may not transfer contract value to the DCA fixed account.

You may allocate your entire initial purchase payment to the DCA fixed account for a term of six or twelve months. We reserve the right to offer shorter or longer terms for the DCA fixed account.

In accordance with your investment instructions, we transfer a pro rata amount from the DCA fixed account to your investment allocations monthly so that, at the end of the DCA fixed account term, the balance of the DCA fixed account is zero. The value of the DCA fixed account increases when we credit interest to the DCA fixed account, and decreases when we make monthly transfers from the DCA fixed account to your investment allocations. We credit interest only on the declining balance of the DCA fixed account; we do not credit interest on amounts that have been transferred from the DCA fixed account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. Generally, we will credit the DCA fixed account with interest at the same annual effective rate we apply to one-year fixed account on the date we receive your purchase payment, regardless of the length of the term you select. From time to time, we may credit interest to the DCA fixed account at promotional rates that are higher than those we credit to the one-year fixed account. We reserve the right to declare different annual effective rates:

•	for the DCA fixed account and the one-year fixed account;

•	for the DCA fixed accounts with terms of differing length;

•	for amounts in the DCA fixed account you instruct us to transfer to the one-year fixed account;

•	for amounts in the DCA fixed account you instruct us to transfer to the subaccounts.

The interest rates in effect for the DCA fixed account when we receive your purchase payment are guaranteed for the length of the term. When you allocate an additional purchase payment to an existing DCA fixed account term, the interest rates applicable to that purchase payment will be the rates in effect for the DCA fixed account of the same term on the date we receive your purchase payment. For DCA fixed accounts with an initial term (or, in the case of an additional purchase payment, a remaining term) of less than twelve months, the net effective interest rates we credit to the DCA fixed account balance will be less than the declared annual effective rates.

Alternatively, you may allocate your initial purchase payment to any combination of the following which equals one hundred percent of the amount you invest:

•	the DCA fixed account for a six month term;

•	the DCA fixed account for a twelve month term;

•	the PN program investment option in effect;

•	if no PN program investment option is in effect, to the one-year fixed account and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account.

 30  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS

If you make a purchase payment while a DCA fixed account term is in progress, you may allocate your purchase payment among the following:

•	to the DCA fixed account term(s) then in effect. Amounts you allocate to an existing DCA fixed account term will be transferred out of the DCA fixed account over the remainder of the term. For example, if you allocate a new purchase payment to an existing DCA fixed account term of six months when only two months remains in the six month term, the amount you allocate will be transferred out of the DCA fixed account over the remaining two months of the term;

•	to the PN program investment option then in effect;

•	if no PN program investment option is in effect, then to the one-year fixed account and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account.

If no DCA fixed account term is in progress when you make an additional purchase payment, you may allocate it according to the rules above for the allocation of your initial purchase payment.

If you participate in a PN program, and you change to a different PN program investment option while a DCA fixed account term is in progress, we will allocate transfers from the DCA fixed account to your newly-elected PN program investment option.

If your contract permits, and you discontinue your participation in a PN program while a DCA fixed account term is in progress, we will allocate transfers from the DCA fixed account for the remainder of the term in accordance with your investment instructions to us to the one-year fixed account and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account, including but not limited to, any limitations described in this prospectus on transfers (see “Transfer policies”).

You may discontinue any DCA fixed account before the end of its term by giving us notice. If you do so, we will transfer the remaining balance of the DCA fixed account whose term you are ending to the PN program investment option in effect, or if no PN program investment option is in effect, in accordance with your investment instructions to us to the one-year fixed account and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account, including but not limited to, any limitations described in this prospectus on transfers (see “Transfer policies”).

Dollar-cost averaging from the DCA fixed account does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. For a discussion of how dollar-cost averaging works, see “Making the Most of Your Contract — Automated Dollar-Cost Averaging.”

Buying Your Contract

New contracts are not currently being offered. We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable. As the owner, you have all rights and may receive all benefits under the contract. You may own qualified or nonqualified annuity. Generally, you can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can become an owner if you are age 85 or younger.

When you applied, you could have selected (if available):

•	the one-year fixed account, the DCA fixed account (if part of your contract) and/or subaccounts in which you want to invest;

•	how you want to make purchase payments;

•	the length of the withdrawal charge schedule (5 or 7 years from our receipt of each purchase payment);

•	a beneficiary;

•	the optional PN program; and

•	one of the following Death Benefits:

– ROP Death Benefit; or

– MAV Death Benefit.

RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS 31

In addition, you could have also selected:

One of the following Optional Living Benefits (all require the use of the PN program):

•	Accumulation Protector Benefit rider

•	SecureSource – Single Life rider

•	SecureSource – Joint Life rider

The contract provides for allocation of purchase payments to the one-year fixed account, the DCA fixed account and/or the subaccounts of the variable account in even 1% increments. The amount of any purchase payment allocated to the one-year fixed account in total cannot exceed 30% of the purchase payment. More than 30% of a purchase payment may be allocated to the one-year fixed account if you establish an automated dollar-cost averaging arrangement with respect to the purchase payment according to procedures currently in effect. We reserve the right to further limit purchase payment allocations to the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.

We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our home office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our home office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.

You may make additional purchase payments to nonqualified and qualified annuities until the retirement date, subject to the contract’s allowable maximum total purchase payments.

THE RETIREMENT DATE
Annuity payouts begin on the retirement date. When we processed your application, we established the retirement date to be the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and for qualified annuities the date specified below. Your selected date can align with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin. The retirement date may not be earlier than 13 months after the effective contract date.

For nonqualified annuities and Roth IRAs, the retirement date must be:

•	no later than the annuitant’s 90th(1) birthday or the tenth contract anniversary, if purchased after age 80(1), or such other date as agreed upon by us.

For qualified annuities except Roth IRAs, to comply with IRS regulations, the retirement date generally must be:

•	for IRAs by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

•	for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age 70 1/2).

If you satisfy your required minimum distributions in the form of partial withdrawals from this contract, annuity payouts can start as late as the annuitant’s 90th(1) birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.

Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for this contract.

(1)	Applies to contracts with applications signed on or after June 19, 2006. For all other contracts, the retirement date must be no later than the annuitant’s 85th birthday or the tenth contract anniversary, if purchased after age 75. Ask your investment professional which retirement date applies to you.

BENEFICIARY
We will pay to your named beneficiary the death benefit if it becomes payable before the retirement date while the contract is in force and before annuity payouts begin. If there is more than one beneficiary, we will pay each beneficiary’s designated share when we receive their completed claim. A beneficiary will bear the investment risk of the variable account until we receive the beneficiary’s completed claim. If there is no named beneficiary, the default provisions of your contract will apply. (See “Benefits in Case of Death” for more about beneficiaries.)

 32  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS

If you select the SecureSource – Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse can not utilize the spousal continuation provision of the contract when the death benefit is payable.

PURCHASE PAYMENTS
Purchase payment amounts and purchase payment timing may be limited under the terms of your contract or pursuant to state requirements.

Minimum initial purchase payment
  $10,000

Minimum additional purchase payments
  $100 for all other payment types

Maximum total purchase payments*
  $1,000,000

*	This limit applies in total to all RiverSource Life of NY annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the Code’s limits on annual contributions also apply. Additional purchase payments are restricted during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit Rider.

Effective Jan. 26, 2009, additional purchase payments to your variable annuity contract with a SecureSource rider, Guarantor Withdrawal Benefit for Life rider, Enhanced Guarantor Withdrawal Benefit rider, or Guarantor Withdrawal Benefit rider will be limited to $100,000 for the life of your contract. The limit does not apply to Tax Free Exchanges, rollovers, and transfers listed on the annuity application and received within 180 days from the contract issue date.

HOW TO MAKE PURCHASE PAYMENTS

 1 By letter

Send your check along with your name and contract number to:

Regular Mail:

RiverSource Life Insurance Co. of New York
20 Madison Avenue Extension
P.O. Box 5555
Albany, NY 12205-0555

Express Mail:

RiverSource Life Insurance Co. of New York
20 Madison Avenue Extension
Albany, NY 12203

PURCHASE PAYMENT CREDITS
As of June 19, 2006, we no longer offer purchase payment credits. Purchase payment credits were available if you purchased a contract with the seven-year withdrawal charge schedule with an application signed date before June 19, 2006. See Appendix F for a description of the purchase payment credits that apply to your policy.

LIMITATIONS ON USE OF CONTRACT
If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner’s access to contract values or to satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.

RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS 33

Charges

ALL CONTRACTS

CONTRACT ADMINISTRATIVE CHARGE
We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary or, if earlier, when the contract is fully withdrawn. We prorate this charge among the fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value(1)

(1)	For contract applications signed prior to Aug. 6, 2007, any amount deducted from the fixed account will be limited to (1) the amount of interest credited in excess of the guaranteed minimum interest rate; plus (2) any amounts allocated or transferred to the fixed account in the contract year. In no instance will the charge from the fixed account exceed $30 in any contract year.

We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE
We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE
We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. These fees do not apply to the fixed account. We cannot increase these fees.

The mortality and expense risk fee you pay is based on the death benefit guarantee you select, whether the contract is a qualified annuity or a nonqualified annuity and the withdrawal charge schedule that applies to your contract.

	Qualified annuities	Nonqualified annuities

Seven-year withdrawal charge schedule for contracts with applications signed on or after June 19, 2006

ROP Death Benefit	0.90%	1.05%

MAV Death Benefit	1.10	1.25
Seven-year withdrawal charge schedule for all other contracts

ROP Death Benefit	1.00%	1.15%

MAV Death Benefit	1.20	1.35
Five-year withdrawal charge schedule

ROP Death Benefit	1.20%	1.35%

MAV Death Benefit	1.40	1.55

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of owners or annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.

Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

•	first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

•	then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts’ payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge will cover sales and distribution expenses.

 34  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS

WITHDRAWAL CHARGE
If you withdraw all or part of your contract value before annuity payouts begin, we may deduct a withdrawal charge. As described below, a withdrawal charge applies to each purchase payment you make. The withdrawal charge lasts for 7 years or 5 years from our receipt of each purchase payment, depending on which withdrawal charge schedule you select when you purchase the contract (see “Expense Summary”).

You may withdraw an amount during any contract year without a withdrawal charge. We call this amount the Total Free Amount (TFA). The TFA varies depending on whether your contract includes the SecureSource rider, the Guarantor Withdrawal Benefit for Life rider or the Guarantor Withdrawal Benefit rider:

Contracts without SecureSource rider, Guarantor Withdrawal Benefit for Life rider or Guarantor Withdrawal Benefit rider

The TFA is the greater of:

•	10% of the contract value on the prior contract anniversary(1); or

•	current contract earnings.

Contracts with SecureSource rider or Guarantor Withdrawal Benefit for Life rider

The TFA is the greatest of:

•	10% of the contract value on the prior contract anniversary(1);

•	current contract earnings; or

•	the greater of the Remaining Benefit Payment or the Remaining Annual Lifetime Payment.

Contracts with Guarantor Withdrawal Benefit rider

The TFA is the greatest of:

•	10% of the contract value on the prior contract anniversary(1);

•	current contract earnings; or

•	the Remaining Benefit Payment.

(1)	We consider your initial purchase payment and any purchase payment credit to be the prior contract anniversary’s contract value during the first contract year.

Amounts withdrawn in excess of the TFA may be subject to a withdrawal charge as described below.

A withdrawal charge will apply if the amount you withdraw includes any of your prior purchase payments that are still within their withdrawal charge schedule. To determine whether your withdrawal includes any of your prior purchase payments that are still within their withdrawal charge schedule, we withdraw amounts from your contract in the following order:

1.	We withdraw the TFA first. We do not assess a withdrawal charge on the TFA.

2.	We withdraw purchase payments not previously withdrawn, in the order you made them: the oldest purchase payment first, the next purchase payment second, etc. until all purchase payments have been withdrawn. By applying this “first-in, first-out” rule, we do not assess a withdrawal charge on purchase payments that we received prior to the number of years stated in the withdrawal charge schedule you select when you purchase the contract. We only assess a withdrawal charge on purchase payments that are still within the withdrawal charge schedule you selected.

Example: Each time you make a purchase payment under the contract, a withdrawal charge schedule attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to the withdrawal charge schedule shown in your contract. (The withdrawal charge percentages for the 5-Year and 7-Year withdrawal charge schedule are shown in a table in the “Expense Summary” above.) For example, if you select the 7-Year withdrawal charge schedule, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the seventh year after it is made is 3%. At the beginning of the eighth year after that purchase payment is made, and thereafter, there is no longer a withdrawal charge as to that payment.

We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage (see “Expense Summary”), and then adding the total withdrawal charges.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. We pay you the amount you request.

The amount of purchase payments withdrawn is calculated using a prorated formula based on the percentage of contract value being withdrawn. As a result, the amount of purchase payments withdrawn may be greater than the amount of contract value withdrawn.

For an example, see Appendix A.

RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS 35

Waiver of withdrawal charges
We do not assess withdrawal charges for:

•	withdrawals of any contract earnings;

•	withdrawals of amounts totaling up to 10% of the contract value on the prior contract anniversary to the extent it exceeds contract earnings;

•	if you elected the SecureSource rider or Guarantor Withdrawal Benefit for Life rider, the greater of your contract’s Remaining Benefit Payment or Remaining Annual Lifetime Payment to the extent it exceeds the greater of contract earnings or 10% of the contract value on the prior contract anniversary;

•	if you elected the Guarantor Withdrawal Benefit rider, your contract’s Remaining Benefit Payment to the extent it exceeds the greater of contract earnings or 10% of the contract value on the prior contract anniversary;

•	required minimum distributions from a qualified annuity to the extent that they exceed the free amount. The amount on which withdrawal charges are waived can be no greater than the RMD amount calculated under your specific contract currently in force;

•	contracts settled using an annuity payout plan (Exception: As described below, if you select annuity payout Plan E, and choose later to withdraw the value of your remaining annuity payments, we will assess a withdrawal charge.)

•	withdrawals made as a result of one of the “Contingent events” described below to the extent permitted by state law (see your contract for additional conditions and restrictions); and

•	death benefits.

Contingent events

•	Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

•	To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician’s statement. You must provide us with a licensed physician’s statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.

Withdrawal charge under Annuity Payout Plan E — Payouts for a specified period: If you are receiving variable annuity payments under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% for the assumed investment return of 3.5% and 6.67% for the assumed investment return of 5.0%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate. (See “Charges — Withdrawal Charge” and “The Annuity Payout Period — Annuity Payout Plans.”)

Possible group reductions: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

FUND FEES AND EXPENSES
There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See “Annual Operating Expenses of the Funds.”)

OPTIONAL LIVING BENEFIT CHARGES

SECURESOURCE RIDER FEE
We deduct an annual charge of 0.90%(1) based on the greater of the contract anniversary value or the total Remaining Benefit Amount (RBA) for this optional feature only if you select it. The rider fee is the same whether you select the SecureSource — Single Life rider or the SecureSource — Joint Life rider.

We deduct the charge from your contract value on your contract anniversary. We prorate this charge among the fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. However, any amount deducted from the fixed account will be limited to (1) the amount of interest credited in excess of the guaranteed minimum interest rate; plus (2) any amounts allocated or transferred to the fixed account in that contract year.

Once you elect a SecureSource rider, you may not cancel it and the charge will continue to be deducted until the contract or rider is terminated, or the contract value reduces to zero. If the contract or rider is terminated for any reason, we will deduct the charge from the proceeds payable, adjusted for the number of calendar days coverage was in place since we last deducted the charge. If the RBA reduces to zero but the contract value has not been depleted, you will continue to be charged.

 36  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS

Currently the SecureSource rider fee does not vary with the PN program investment option selected; however, we reserve the right to vary the rider fee for each PN program investment option. The SecureSource rider fee will not exceed a maximum of 2.00%(1).

We may increase the rider fee at our discretion and on a nondiscriminatory basis.

We will not change the SecureSource rider fee in effect on your contract after the rider effective date unless:

(a)	you choose the annual elective step up or the elective spousal continuation step up after we have exercised our rights to increase the rider fee; or

(b)	you elect to change your PN program investment option after we have exercised our rights to increase the rider fee or vary the rider fee for each PN program investment option.

If you choose the elective step up, the elective spousal continuation step up, change your PN program investment option, after we have exercised our rights to increase the rider fee as described above, you will pay the fee that is in effect on the valuation date we receive your written request to step up or change your PN program investment option. On the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different fees that were in effect that year, adjusted for the number of calendar days each fee was in effect.

The charge does not apply after annuity payouts begin.

(1)	For contract applications signed prior to Jan. 26, 2009, the current fee for Single Life rider and for Joint Life rider is 0.65% and the maximum fee for Single Life rider and for Joint Life rider is 1.50%.

GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER FEE
We deduct an annual charge of 0.65% of the greater of the contract anniversary value or the total Remaining Benefit Amount (RBA) for this optional feature only if you select it. We deduct the charge from your contract value on your contract anniversary. We prorate this charge among the fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. However, any amount deducted from the fixed account will be limited to (1) the amount of interest credited in excess of the guaranteed minimum interest rate; plus (2) any amounts allocated or transferred to the fixed account in that contract year.

Once you elect the Guarantor Withdrawal Benefit for Life rider, you may not cancel it and the charge will continue to be deducted until the contract is terminated, the contract value reduces to zero or annuity payouts begin. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the charge from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the RBA goes to zero but the contract value has not been depleted, you will continue to be charged.

Currently the Guarantor Withdrawal Benefit for Life rider fee does not vary with the PN program investment option selected; however, we reserve the right to vary the rider fee for each PN program investment option. The Guarantor Withdrawal Benefit for Life rider charge will not exceed a maximum charge of 1.50%.

We may increase the rider fee at our discretion and on a nondiscriminatory basis.

We will not change the Guarantor Withdrawal Benefit for Life rider fee in effect on your contract after the rider effective date unless:

(a)	you choose the annual elective step up or elective spousal continuation step up after we have exercised our rights to increase the rider fee; or

(b)	you elect to change your PN program investment option (or change from a model portfolio to an investment option under the PN program) after we have exercised our rights to increase the rider fee or vary the rider fee for each PN program investment option.

If you choose the elective step up, the elective spousal continuation step up, or change your PN program investment option after we have exercised our rights to increase the rider fee as described above, you will pay the fee that is in effect on the valuation date we receive your written request to step up or change your PN program investment option. On the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each fee was in effect.

The charge does not apply after annuity payouts begin.

GUARANTOR WITHDRAWAL BENEFIT RIDER FEE
We deduct an annual charge of 0.55% of contract value for this optional feature only if you select it. We deduct the charge from your contract value on your contract anniversary. We prorate this charge among the one-year fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. However, any amount deducted

RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS 37

from the one-year fixed account will be limited to (1) the amount of interest credited in excess of the guaranteed minimum interest rate; plus (2) any amounts allocated or transferred to the one-year fixed account in that contract year.

Once you elect the Guarantor Withdrawal Benefit rider, you may not cancel it and the charge will continue to be deducted until the contract is terminated, the contract value reduces to zero or annuity payouts begin. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the charge from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the Remaining Benefit Amount (RBA) goes to zero but the contract value has not been depleted, you will continue to be charged.

Currently the Guarantor Withdrawal Benefit rider fee does not vary with the PN program investment option selected; however, we reserve the right to vary the rider fee for each PN program investment option. The Guarantor Withdrawal Benefit rider fee will not exceed a maximum fee of 1.50%.

We may increase the rider fee at our discretion and on a nondiscriminatory basis.

We will not change the Guarantor Withdrawal Benefit rider charge in effect on your contract after the rider effective date unless:

(a)	you choose the annual elective step up or elective spousal continuation step up after we have exercised our rights to increase the rider fee; or

(b)	you elect to change your PN program investment option after we have exercised our rights to increase the rider charge or vary the rider fee for each PN program investment option.

If you choose the annual or spousal continuation elective step up, the elective spousal continuation step up, or change your PN program investment option after we have exercised our rights to increase the rider fee as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your PN program investment option. On the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each fee was in effect.

The charge does not apply after annuity payouts begin.

INCOME ASSURER BENEFIT RIDER FEE
We deduct a charge for this optional feature only if you select it. We determine the charge by multiplying the guaranteed income benefit base by the charge for the Income Assurer Benefit rider you select. There are three Income Assurer Benefit rider options available under your contract (see “Optional Benefits — Income Assurer Benefit Riders”) and each has a different guaranteed income benefit base calculation. The charge for each Income Assurer Benefit is as follows:

	Maximum	Current

Income Assurer Benefit – MAV	1.50%	0.30%

Income Assurer Benefit – 5% Accumulation Benefit Base	1.75	0.60

Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base	2.00	0.65

We deduct the charge from the contract value on your contract anniversary. We prorate this charge among the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. However, any amount deducted from the one-year fixed account will be limited to (1) the amount of interest credited in excess of the guaranteed minimum interest rate; plus (2) any amounts allocated or transferred to the one-year fixed account in that contract year. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the appropriate Income Assurer Benefit fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee.

Currently the Income Assurer Benefit rider fee does not vary with the PN program investment option selected; however, we reserve the right to increase this fee and/or vary the rider fee for each PN program investment option but not to exceed the maximum charges shown above. We cannot change the Income Assurer Benefit charge after the rider effective date, unless you change your PN program investment option after we have exercised our rights to increase the fee and/or charge a separate fee for each PN program investment option. If you decide to change your PN program investment option after we have exercised our rights to increase the fee, you will pay the fee that is in effect on the valuation date we receive your written request to change your PN program investment option. On the next contract anniversary, we will calculate an average rider fee for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each fee was in effect. The waiting period for the rider will be restarted if you elect to change your investment option to one that causes the rider fee to increase more than 0.20% whenever the remaining waiting period just prior to the change is less than three years (see “Optional Benefits — Income Assurer Benefit Riders”). The fee does not apply after annuity payouts begin or the Income Assurer Benefit terminates.

 38  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS

Valuing Your Investment

We value your accounts as follows:

THE FIXED ACCOUNT
The fixed account includes the one-year fixed account and the DCA fixed account.

We value the amounts you allocate to the fixed account directly in dollars. The value of the fixed account equals:

•	the sum of your purchase payments and any purchase payment credits allocated to the one-year fixed account and the DCA fixed account (if included), and transfer amounts to the one-year fixed account;

•	plus interest credited;

•	minus the sum of amounts withdrawn (including any applicable withdrawal charges) and amounts transferred out;

•	minus any prorated portion of the contract administrative charge; and

•	minus the prorated portion of the fee for any of the following optional benefits you have selected:

– Accumulation Protector Benefit rider;

– SecureSource rider;

– Guarantor Withdrawal Benefit for Life rider;

– Guarantor Withdrawal Benefit rider; or

– Income Assurer Benefit rider.

SUBACCOUNTS
We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal; transfer amounts out of a subaccount; or we assess a contract administrative charge, a withdrawal charge, or fee for any optional contract riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

Number of units: To calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.

Accumulation unit value: The current accumulation unit value for each subaccount equals the last value times the subaccount’s current net investment factor.

We determine the net investment factor by:

•	adding the fund’s current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

•	dividing that sum by the previous adjusted net asset value per share; and

•	subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

Factors that affect subaccount accumulation units: Accumulation units may change in two ways — in number and in value.

The number of accumulation units you own may fluctuate due to:

•	additional purchase payments you allocate to the subaccounts;

•	any purchase payment credits allocated to the subaccounts;

•	transfers into or out of the subaccounts;

•	partial withdrawals;

•	withdrawal charges;

and the deduction of a prorated portion of:

•	the contract administrative charge; and

RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS 39

•	the fee for any of the following optional benefits you have selected:

– Accumulation Protector Benefit rider;

– SecureSource rider;

– Guarantor Withdrawal Benefit for Life rider;

– Guarantor Withdrawal Benefit rider; or

– Income Assurer Benefit rider.

Accumulation unit values will fluctuate due to:

•	changes in fund net asset value;

•	fund dividends distributed to the subaccounts;

•	fund capital gains or losses;

•	fund operating expenses; and

•	mortality and expense risk fee and the variable account administrative charge.

Making the Most of Your Contract

AUTOMATED DOLLAR-COST AVERAGING
Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account to one or more subaccounts. You can also obtain the benefits of dollar-cost averaging by setting up an interest sweep strategy. Interest sweeps are a monthly transfer of the interest earned from the one-year fixed account into the subaccounts of your choice. If you participate in an interest sweep strategy the interest you earn on the one-year fixed account will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

How dollar-cost averaging works

					Number
By investing an equal number			Amount	Accumulation	of units
of dollars each month...		Month	invested	unit value	purchased

		Jan	$100	$20	5.00

		Feb	100	18	5.56

you automatically buy		Mar	100	17	5.88

more units when the	è	Apr	100	15	6.67

per unit market price is low...		May	100	16	6.25

		Jun	100	18	5.56

		Jul	100	17	5.88

and fewer units		Aug	100	19	5.26

when the per unit	è	Sept	100	21	4.76

market price is high.		Oct	100	20	5.00

You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.

Dollar-cost averaging as described in this section is not available when the PN program is in effect. However, subject to certain restrictions, dollar-cost averaging is available for use with a DCA fixed account. See the “DCA Fixed Account” and “Portfolio Navigator Program” sections in this prospectus for details.

 40  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS

ASSET REBALANCING
You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing or by any other method acceptable by us, to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your investment professional.

Different rules apply to asset rebalancing under the PN program (see “Portfolio Navigator Program” below and “Appendix G: Asset Allocation Program for Contracts with Applications Signed Before June 19, 2006”).

As long as you are not participating in the PN program, asset rebalancing is available for use with the DCA fixed account (see “DCA Fixed Account”) only if your subaccount allocation for asset rebalancing is exactly the same as your subaccount allocation for transfers from the DCA fixed account. If you change your subaccount allocations under the asset rebalancing program or the DCA fixed account, we will automatically change the subaccount allocations so they match. If you do not wish to have the subaccount allocation be the same for the asset rebalancing program and the DCA fixed account, you must terminate the asset rebalancing program or the DCA fixed account, as you may choose.

PORTFOLIO NAVIGATOR PROGRAM (PN program)
Under the PN program for the living benefit riders, your contract value is allocated to a PN program investment option (except as described in the next paragraph). The PN program investment options are currently five funds of funds, each of which invests in underlying funds in proportions that vary among the funds of funds in light of each fund of funds’ investment objective (“Portfolio Navigator funds”). The PN program is available for both nonqualified and qualified annuities.

The PN program also allows those who participated in a previous version of the PN program and who previously opted out of the transfer of their contract value to Portfolio Navigator funds to remain invested in accordance with a “static” PN program model portfolio investment option that is not subject to updating or reallocation. For more information on the static model portfolios, see “The static model portfolios” below.

You are required to participate in the PN program if your contract includes optional living benefit riders. If your contract does not include one of these riders, you may not participate in the PN program; but you may choose to allocate your contract value to one or more of the Portfolio Navigator funds without being in the PN program. You should review any PN program information, including the prospectus for the funds of funds, carefully. Your investment professional can provide you with additional information and can answer questions you may have on the PN program.

The Portfolio Navigator funds. Each of the Portfolio Navigator funds is a fund of funds with the investment objective of seeking a high level of total return consistent with a certain level of risk by investing in various underlying funds. The funds of funds have objectives ranging from Conservative to Aggressive, and are managed within asset class allocation targets and with a broad multi-manager approach. Columbia Management Investment Advisers is the investment adviser of each of the funds of funds, and Columbia Management Investment Advisers or an affiliate is the investment adviser of each of the underlying funds in which the funds of funds invest. Morningstar Associates, LLC serves as an independent consultant to Columbia Management Investment Advisers to provide recommendations regarding portfolio construction and ongoing analysis of the funds of funds. Neither Columbia Management Investment Advisers nor Morningstar Associates, LLC serves as your investment adviser as to the allocation of your contract value under the PN program (regardless of whether you have selected a PN program investment option or have chosen to remain in a static model portfolio). Some of the underlying funds are managed on a day-to-day basis directly by Columbia Management Investment Advisers and some are managed by one or more affiliated or unaffiliated sub-advisers, subject to the oversight of Columbia Management Investment Advisers and the fund’s board of trustees.

Below are the target asset allocation weights (between equity and fixed income/cash underlying funds) for each of the funds of funds:

1. Variable Portfolio – Aggressive Portfolio: 80% Equity / 20% Fixed Income

2. Variable Portfolio – Moderately Aggressive Portfolio: 65% Equity / 35% Fixed Income

3. Variable Portfolio – Moderate Portfolio: 50% Equity / 50% Fixed Income

4. Variable Portfolio – Moderately Conservative Portfolio: 35% Equity / 65% Fixed Income

5. Variable Portfolio – Conservative Portfolio: 20% Equity / 80% Fixed Income

RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS 41

Funds of funds conflicts of interest. In providing investment advisory services for the funds of funds and the underlying funds in which the funds of funds invest, Columbia Management Investment Advisers is, together with its affiliates, including us, subject to competing interests that may influence its decisions. These competing interests typically arise because Columbia Management Investment Advisers or one of its affiliates serves as the investment adviser to the underlying funds and may provide other services in connection with such underlying funds, and because the compensation we and our affiliates receive for providing these investment advisory and other services varies depending on the underlying fund. For additional information about the conflicts of interest to which Columbia Management Investment Advisers and its affiliates are subject, see the funds of funds prospectus.

The static model portfolios. If you have chosen to remain invested in a “static” PN program model portfolio, your assets will remain invested in accordance with your current model portfolio, and you will not be provided with any updates to the model portfolio or reallocation recommendations. (The last such reallocation recommendation was provided in 2009.) Each model portfolio consists of underlying funds according to the allocation percentages stated for the model portfolio. If you are participating in the PN program through a model portfolio, you instruct us to automatically rebalance your contract value quarterly in order to maintain alignment with these allocation percentages.

If you own a contract with a living benefit rider which requires you to participate in the PN program and have chosen to remain in a PN program model portfolio, you may in the future transfer the assets in your contract only to one of the fund of funds investment options. If you begin taking income from your contract and have a living benefit rider that requires a move to a certain model portfolio once you begin taking income, you will be transferred to the fund of funds that corresponds to that model portfolio.

If you choose to remain in a static model portfolio, the investments and investment styles and policies of the underlying funds in which your contract value is invested may change. Accordingly, your model portfolio may change so that it is no longer appropriate for your needs, even though your allocations to underlying funds do not change. Furthermore, the absence of periodic updating means that existing underlying funds will not be replaced as may be appropriate due to poor performance, changes in management personnel, or other factors.

Although the model portfolios are no longer maintained on an ongoing basis, the asset allocations in the model portfolios may have been affected by conflicts of interest similar to those to which the funds of funds are subject. Certain of the underlying funds in the model portfolios are managed by Columbia Management Investment Advisers or an affiliate while others are not, and we or our affiliate had an incentive to specify greater allocation percentages for the affiliated underlying funds.

Participating in the PN program. You are responsible for determining which investment option is best for you. Your investment professional can help you make this determination although his or her assistance is not offered in connection with an investment advisory agreement specific to the PN program. In addition, your investment professional may provide you with an investor questionnaire, a tool to help define your investing style that is based on factors such as your investment goals, your tolerance for risk and how long you intend to invest. Your responses to the investor questionnaire can help you determine which investment option most closely matches your investing style. While the scoring of the investor questionnaire is objective, there is no guarantee that your responses to the investor questionnaire accurately reflect your tolerance for risk. Similarly, there is no guarantee that the investment option you select or have selected after completing the investor questionnaire is appropriate to your ability to withstand investment risk. RiverSource Life of NY is not responsible for your selection of a specific investment option or your decision to change to a different investment option.

Currently, there are five Portfolio Navigator funds (and under the previous PN program, five static model portfolios investment options), ranging from conservative to aggressive. You may not use more than one investment option at a time.

If you initially allocate qualifying purchase payments to the DCA fixed account (Original Contract) or Special DCA fixed account (Current Contract), when available (see “The Special DCA Fixed Account” and “DCA Fixed Account”)), and you are participating in the PN program, we will make monthly transfers in accordance with your instructions from the DCA fixed account or Special DCA fixed account into the investment option or model portfolio you have chosen.

You may request a change to your fund of funds (or a transfer from your model portfolio to a fund of funds) up to twice per contract year by written request on an authorized form or by another method agreed to by us. If you make such a change, we may charge you a higher fee for your rider. If your contract includes a SecureSource series rider, we reserve the right to limit the number of changes if required to comply with the written instructions of a fund (see “Market Timing”). If your contract includes the GWB for Life rider or SecureSource series rider, we reserve the right to limit the number of investment options from which you can select, subject to state restrictions.

We reserve the right to change the terms and conditions of the PN program upon written notice to you. This includes but is not limited to the right to:

•	limit your choice of investment options based on the amount of your initial purchase payment;

 42  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS

•	cancel required participation in the program after 30 days written notice;

•	substitute a fund of funds for your model portfolio, if applicable, if permitted under applicable securities law; and

•	discontinue the PN program after 30 days written notice.

Risks. Asset allocation through the PN program does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall. By investing in a fund of funds, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will happen. For additional information about the risks of investing in a Portfolio Navigator funds of funds, see funds of funds prospectus.

Living benefits requiring participation in the PN program:

•	Accumulation Protector Benefit rider: You cannot terminate the Accumulation Protector Benefit rider. As long as the Accumulation Protector Benefit rider is in effect, your contract value must be invested in one of the PN program investment options. For contracts with applications signed on or after Jan. 26, 2009, you cannot select the Aggressive investment option, or transfer to the Aggressive investment option while the rider is in effect. The Accumulation Protector Benefit rider automatically ends at the end of the waiting period and you then have the option to cancel your participation in the PN program. At all other times, if you do not want to invest in any of the PN program investment options, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. Therefore, you should not select the Accumulation Protector Benefit rider if you do not intend to continue participating in the PN program until the end of the waiting period.

•	SecureSource or Guarantor Withdrawal Benefit for Life rider: The SecureSource rider or the Guarantor Withdrawal Benefit for Life rider requires that your contract value be invested in one of the PN program investment options for the life of the contract. Subject to state restrictions, we reserve the right to limit the number of investment options from which you can select based on the dollar amount of purchase payments you make. Because you cannot terminate the SecureSource rider or the Guarantor Withdrawal Benefit for Life rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to invest in any of the PN program investment options. Withdrawal charges and tax penalties may apply. Therefore, you should not select the SecureSource or Guarantor Withdrawal Benefit for Life rider if you do not intend to continue participating in the PN program for the life of the contract.

•	Guarantor Withdrawal Benefit rider: The Guarantor Withdrawal Benefit rider requires that your contract value be invested in one of the PN program investment options for the life of the contract and because you cannot terminate the Guarantor Withdrawal Benefit rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to invest in any of the PN program investment options. Withdrawal charges and tax penalties may apply. Therefore, you should not select the Guarantor Withdrawal Benefit rider if you do not intend to continue participating in the PN program for the life of the contract.

•	Income Assurer Benefit rider: The Income Assurer Benefit rider requires that your contract value be invested in one of the PN program investment options for the life of the contract. You can terminate the Income Assurer Benefit rider during the 30-day period after the first rider anniversary and at any time after the expiration of the waiting period. At all other times you cannot terminate the Income Assurer Benefit rider once you have selected it and you must terminate your contract by requesting a full withdrawal if you do not want to invest in any of the PN program investment options. Withdrawal charges and tax penalties may apply. Therefore, you should not select the Income Assurer Benefit rider if you do not intend to continue participating in the PN program for the life of the contract.

TRANSFERRING AMONG ACCOUNTS
The transfer rights discussed in this section do not apply while the PN program is in effect.

You may transfer contract value from any one subaccount, the one-year fixed account or the DCA fixed account to another subaccount before annuity payouts begin. (Certain restrictions apply to transfers involving the one-year fixed account.) You may not transfer contract value to the DCA fixed account.

The date your request to transfer will be processed depends on when we receive it:

•	If we receive your transfer request at our corporate office in good order before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

•	If we receive your transfer request at our corporate office in good order at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments.

RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS 43

Transfer policies

•	Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts, you may not make a transfer from any subaccount back to the one-year fixed account for six months following that transfer. The amount of contract value transferred to the one-year fixed account cannot result in the value of the one-year fixed account being greater than 30% of the contract value. We reserve the right to further limit transfers to the one-year fixed account if the interest rate we are then currently crediting to the one-year fixed account is equal to the minimum interest rate stated in the contract.

•	You may transfer contract values from the one-year fixed account to the subaccounts once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers out of the one-year fixed account are limited to 30% of one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater. Because of this limitation, it may take you several years to transfer all your contract value from the one-year fixed account. You should carefully consider whether the one-year fixed account meets your investment criteria before you invest. We reserve the right to further limit transfers to or from the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.

•	You may not transfer contract values from the subaccounts or the one-year fixed account into the DCA fixed account. However, you may transfer contract values from the DCA fixed account to any of the investment options available under your contract, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account, as described above. (See “DCA Fixed Account.”)

•	Once annuity payouts begin, you may not make transfers to or from the one-year fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest. When annuity payments begin, you must transfer all contract value out of your DCA accounts.

•	We reserve the right to limit the number of transfers you may make in a contract year to 12.

Market Timing
Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

We seek to prevent market timing. Market timing is frequent or short-term trading activity. We do not accommodate short-term trading activities. Do not buy a contract if you wish to use short-term trading strategies to manage your investment. The market timing policies and procedures described below apply to transfers among the subaccounts within the contract. The underlying funds in which the subaccounts invest have their own market timing policies and procedures. The market timing policies of the underlying funds may be more restrictive than the market timing policies and procedures we apply to transfers among the subaccounts of the contract, and may include redemption fees. We reserve the right to modify our market timing policies and procedures at any time without prior notice to you.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

•	diluting the value of an investment in an underlying fund in which a subaccount invests;

•	increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

•	preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund’s investment objectives.

 44  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS

In order to help protect you and the underlying funds from the potentially harmful effects of market timing activity, we apply the following market timing policy to discourage frequent transfers of contract value among the subaccounts of the variable account:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

•	requiring transfer requests to be submitted only by first-class U.S. mail;

•	not accepting hand-delivered transfer requests or requests made by overnight mail;

•	not accepting telephone or electronic transfer requests;

•	requiring a minimum time period between each transfer;

•	not accepting transfer requests of an agent acting under power of attorney;

•	limiting the dollar amount that you may transfer at any one time;

•	suspending the transfer privilege; or

•	modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.

In addition to the market timing policy described above, which applies to transfers among the subaccounts within your contract, you should carefully review the market timing policies and procedures of the underlying funds. The market timing policies and procedures of the underlying funds may be materially different than those we impose on transfers among the subaccounts within your contract and may include mandatory redemption fees as well as other measures to discourage frequent transfers. As an intermediary for the underlying funds, we are required to assist them in applying their market timing policies and procedures to transactions involving the purchase and exchange of fund shares. This assistance may include, but not be limited to, providing the underlying fund upon request with your Social Security Number, Taxpayer Identification Number or other United States government-issued identifier, and the details of your contract transactions involving the underlying fund. An underlying fund, in its sole discretion, may instruct us at any time to prohibit you from making further transfers of contract value to or from the underlying fund, and we must follow this instruction. We reserve the right to administer and collect on behalf of an underlying fund any redemption fee imposed by an underlying fund. Market timing policies and procedures adopted by underlying funds may affect your investment in the contract in several ways, including but not limited to:

•	Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

•	Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund’s market timing policies and procedures, including instructions we receive from a fund may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund’s market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

•	Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund’s returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS 45

•	Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund’s market timing policies, we cannot guarantee that other intermediaries purchasing that same fund’s shares will do so, and the returns of that fund could be adversely affected as a result.

For more information about the market timing policies and procedures of an underlying fund, the risks that market timing pose to that fund, and to determine whether an underlying fund has adopted a redemption fee, see that fund’s prospectus.

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

 1 By letter

Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to our home office:

Regular Mail:
RiverSource Life Insurance Co. of New York
20 Madison Avenue Extension
P.O. Box 5555
Albany, NY 12205-0555

Express Mail:
RiverSource Life Insurance Co. of New York
20 Madison Avenue Extension
Albany, NY 12203

Minimum amount
Transfers or withdrawals:  $500 or entire account balance

Maximum amount
Transfers or withdrawals:  Contract value or entire account balance

*	Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.

 2 By automated transfers and automated partial withdrawals

Your investment professional can help you set up automated transfers among your one-year fixed account or the subaccounts or automated partial withdrawals from the one-year fixed account, DCA fixed account or the subaccounts.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

•	Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months.

•	Transfers out of the one-year fixed account are limited to 30% of the one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.

•	Automated withdrawals may be restricted by applicable law under some contracts.

•	You may not make additional purchase payments if automated partial withdrawals are in effect.

•	If the PN program is in effect, you are not allowed to set up an automated transfer except in connection with a DCA fixed account (see “The Fixed Account — DCA Fixed Account” and “Making the Most of Your Contract — Portfolio Navigator Program”).

•	Automated partial withdrawals may result in income taxes and penalties on all or part of the amount withdrawn.

•	If you have SecureSource rider, Guarantor Withdrawal for Life rider or Guarantor Withdrawal Benefit rider, you may set up automated partial withdrawals up to the benefit amount available for withdrawal under the rider.

Minimum amount

Transfers or withdrawals:	$100 monthly $250 quarterly, semiannually or annually

 46  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS

3 By phone

Call:
1-800-504-0469

Minimum amount
Transfers or withdrawals:  $500 or entire account balance

Maximum amount
Transfers:                           Contract value or entire account balance
Withdrawals:                      $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals not be authorized from your account by writing to us.

Withdrawals

You may withdraw all or part of your contract at any time before the retirement date by sending us a written request or calling us. If we receive your withdrawal request in good order at our home office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. If we receive your withdrawal request at our home office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay a contract administrative charge, withdrawal charges or any applicable optional rider charges (see “Charges”), federal income taxes and penalties. State and local income taxes may also apply (see “Taxes”). You cannot make withdrawals after annuity payouts begin except under Annuity Payout Plan E. (See “The Annuity Payout Period — Annuity Payout Plans.”)

Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced. If you have elected a SecureSource rider, the Guarantor Withdrawal Benefit for Life rider or the Guarantor Withdrawal Benefit rider and your partial withdrawals in any contract year exceed the permitted withdrawal amount under the terms of the SecureSource rider, Guarantor Withdrawal Benefit for Life rider or the Guarantor Withdrawal Benefit rider, your benefits under the rider may be reduced (see “Optional Benefits”). Any partial withdrawal request that exceeds the amount allowed under the riders and impacts the guarantees provided, will not be considered in good order until we receive a signed Benefit Impact Acknowledgement form showing the projected effect of the withdrawal on the rider benefits or a verbal acknowledgement that you understand and accept the impacts that have been explained to you.

In addition, withdrawals you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see “Taxes — Qualified Annuities — Required Minimum Distributions”).

WITHDRAWAL POLICIES
If you have a balance in more than one account and you request a partial withdrawal, we will automatically withdraw from all your subaccounts, the DCA fixed account and/or the one-year fixed account in the same proportion as your value in each account correlates to your total contract value unless requested otherwise.(1) After executing a partial withdrawal, the value in the one-year fixed account and each subaccount must be either zero or at least $50.

(1)	If you elected a SecureSource rider, you do not have the option to request from which account to withdraw.

RECEIVING PAYMENT
By regular or express mail:

•	payable to you;

•	mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS 47

Normally, we will send the payment within seven days after receiving your request in good order. However, we may postpone the payment if:

– the surrender amount includes a purchase payment check that has not cleared;

– the NYSE is closed, except for normal holiday and weekend closings;

– trading on the NYSE is restricted, according to SEC rules;

– an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

– the SEC permits us to delay payment for the protection of security holders.

TSA — Special Provisions

PARTICIPANTS IN TAX-SHELTERED ANNUITIES
If the contract is intended to be used in connection with an employer sponsored 403(b) plan, additional rules relating to this contract can be found in the annuity endorsement for tax sheltered 403(b) annuities. Unless we have made special arrangements with your employer, the contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder, unless we have prior written agreement with the employer. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

In the event we have a written agreement with your employer to administer the plan pursuant to ERISA, special rules apply as set forth in the TSA endorsement.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

•	Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

–	you are at least age 59 1/2;

–	you are disabled as defined in the Code;

–	you severed employment with the employer who purchased the contract;

–	the distribution is because of your death;

–	the distribution is due to plan termination; or

–	you are a military reservist.

•	If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

•	Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see “Taxes”)

•	The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

Changing Ownership

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our home office. The change will become binding on us when we receive and record it. We will honor any change of ownership request received in good order that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See “Taxes.”)

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.

 48  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS

Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have an Income Assurer Benefit, the rider will terminate upon transfer of ownership of the annuity contract. The Accumulation Protector Benefit rider, the SecureSource – Single Life, the Guarantor Withdrawal Benefit for Life rider, and the Guarantor Withdrawal Benefit rider will continue upon transfer of ownership of the annuity contract (see “Optional Benefits”). For the SecureSource and Guarantor Withdrawal Benefit for Life riders, any ownership change that impacts the guarantees provided will not be considered in good order until we receive a signed Benefit Impact Acknowledgement form showing the projected effect of the ownership change on the rider benefits or a verbal acknowledgement that you understand and accept the impacts that have been explained to you.

Benefits in Case of Death

You must select a death benefit at the time you purchase your contract. There are two death benefit options available under your contact if you die before the retirement start date while this contract is in force:

•	ROP Death Benefit; or

•	MAV Death Benefit.

If both you and the annuitant are age 79 or younger at contract issue, you may select either death benefit. If either you or the annuitant are age 80 or older at contract issue, the ROP Death Benefit will apply. Once you elect a death benefit, you cannot change it. We show the death benefit that you elect in your contract on your contract’s data page. The death benefit you elect determines the mortality and expense risk fee that is assessed against the subaccounts. (See “Charges — Mortality and Expense Risk Fee.”)

Under both options, we will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant’s death. We will base the benefit paid on the death benefit coverage you chose when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

For an example of how each death benefit is calculated, see Appendix B.

Here are some terms that are used to describe the death benefits:

Adjusted partial withdrawals (calculated for ROP and MAV Death Benefits)	=	PW × DB CV

PW = the amount by which the contract value is reduced as a result of the partial withdrawal.

DB = the death benefit on the date of (but prior to) the partial withdrawal.

CV = contract value on the date of (but prior to) the partial withdrawal.

Maximum Anniversary Value (MAV): is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

(a)	current contract value; or

(b)	total purchase payments and any purchase payment credits applied to the contract minus adjusted partial withdrawals.

Thereafter, we increase the MAV by any additional purchase payments and any purchase payment credits and reduce the MAV by adjusted partial withdrawals. Every contract anniversary after that prior to the annuitant’s 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.

RETURN OF PURCHASE PAYMENTS (ROP) DEATH BENEFIT

The ROP Death Benefit is the basic death benefit on the contract that will pay your beneficiaries no less than your purchase payments and any purchase payment credits, adjusted for withdrawals. If you or the annuitant die before annuity payouts begin and while this contract is in force, we will pay the beneficiary the greater of these two values, minus any applicable rider charges:

1.	contract value; or

2.	total purchase payments and any purchase payment credits applied to the contract minus adjusted partial withdrawals.

MAXIMUM ANNIVERSARY VALUE (MAV) DEATH BENEFIT

The MAV Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, we will pay the beneficiary the greatest of these three values, minus any applicable rider charges:

1.	contract value;

RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS 49

2.	total purchase payments and any purchase payment credits applied to the contract minus adjusted partial withdrawals; or

3.	the MAV on the date of death.

IF YOU DIE BEFORE YOUR RETIREMENT DATE
When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract’s value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

Nonqualified annuities
If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must give us written instructions to continue the contract as owner. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit, if selected, will terminate. The SecureSource – Joint Life rider, if selected, only allows transfer of the ownership of the annuity contract between covered spouses or their revocable trust(s); no other ownership changes are allowed while this rider is in force. The Accumulation Protector Benefit rider, the SecureSource Single Life rider, the Guarantor Withdrawal Benefit for Life rider, and the Guarantor Withdrawal Benefit rider, if selected, will continue (see “Optional Benefits”).

If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

•	the beneficiary asks us in writing within 60 days after the day on which all documents have been received that prove your death has occurred; and

•	payouts begin no later than one year after your death, or other date as permitted by the IRS; and

•	the payout period does not extend beyond the beneficiary’s life or life expectancy.

Additionally, the optional SecureSource riders, if one is selected, will terminate.

Qualified annuities

•	Spouse beneficiary: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own, so long as he or she is eligible to do so, or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.

Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit, if selected, will terminate. The SecureSource – Joint Life rider, if selected, will continue only if the spouse electing the spousal continuation provision of the contract is a covered spouse and continues the contract as the new owner. The Accumulation Protector Benefit rider, SecureSource Single Life rider, the Guarantor Withdrawal Benefit for Life rider and the Guarantor Withdrawal Benefit rider, if selected, will continue (see “Optional Benefits”).

•	Non-spouse beneficiary: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five-year payout or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

•	the beneficiary asks us in writing within 60 days after the day on which all documents have been received that prove your death has occurred; and

•	payouts begin no later than one year following the year of your death; and

•	the payout period does not extend beyond the beneficiary’s life or life expectancy.

If a beneficiary elects an alternative payment plan which is an inherited IRA, all optional death benefits and living benefits will terminate. In the event of your beneficiary’s death, their beneficiary can elect to take a lump sum payment or to

 50  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS

continue the alternative payment plan following the schedule of minimum withdrawals established based on the life expectancy of your beneficiary.

•	Annuity payout plan: If you elect an annuity payout plan which guarantees to a beneficiary after death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

Optional Benefits

The assets held in our general account support the guarantees under your contract, including optional death benefits and optional living benefits. To the extent that we are required to pay you amounts in addition to your contract value under these benefits, such amounts will come from our general account assets. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay our obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.

OPTIONAL LIVING BENEFITS

ACCUMULATION PROTECTOR BENEFIT RIDER
The Accumulation Protector Benefit rider is an optional benefit that you may select for an additional charge. The Accumulation Protector Benefit rider may provide a guaranteed contract value at the end of the specified waiting period on the benefit date, but not until then, under the following circumstances:

On the benefit date, if:	Then your Accumulation Protector Benefit rider benefit is:
The Minimum Contract Accumulation Value (defined below) as determined under the Accumulation Protector Benefit rider is greater than your contract value,	The contract value is increased on the benefit date to equal the Minimum Contract Accumulation Value as determined under the Accumulation Protector Benefit rider on the benefit date.
The contract value is equal to or greater than the Minimum Contract Accumulation Value as determined under the Accumulation Protector Benefit rider,	Zero; in this case, the Accumulation Protector Benefit rider ends without value and no benefit is payable.

If the contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time during the waiting period and before the benefit date, the contract and all riders, including the Accumulation Protector Benefit rider will terminate without value and no benefits will be paid. Exception: If you are still living on the benefit date, we will pay you an amount equal to the Minimum Contract Accumulation Value as determined under the Accumulation Protector Benefit rider on the valuation date your contract value reached zero.

You may elect the Accumulation Protector Benefit rider at the time you purchase your contract and the rider effective date will be the contract issue date. The Accumulation Protector Benefit rider may not be terminated once you have elected it except as described in the “Terminating the Rider” section below. An additional charge for the Accumulation Protector Benefit rider will be assessed annually during the waiting period.
The rider ends when the waiting period expires and no further benefit will be payable and no further charges for the rider will be deducted. After the waiting period, you have the following options:

•	Continue your contract;

•	Take partial withdrawals or make a full withdrawal; or

•	Annuitize your contract.

The Accumulation Protector Benefit may not be purchased with the optional SecureSource riders, Guarantor Withdrawal Benefit for Life rider, the Guarantor Withdrawal Benefit rider, or any Income Assurer Benefit rider.

The Accumulation Protector Benefit rider may not be available in all states.

You should consider whether an Accumulation Protector Benefit rider is appropriate for you because:

•	you must participate in the PN program and you must elect one of the PN program investment options. This requirement limits your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts or the one-year fixed account that are available under the contract to contract owners who did not elect this rider;

•	you may not make additional purchase payments to your contract during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit rider;

RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS 51

•	if you purchase this annuity as a qualified annuity, for example, an IRA, you may need to take partial withdrawals from your contract to satisfy the minimum distribution requirements of the Code (see “Taxes — Qualified Annuities — Required Minimum Distributions”). Partial withdrawals, including those used to satisfy required minimum distributions, will reduce any potential benefit that the Accumulation Protector Benefit rider provides. You should consult your tax advisor if you have any questions about the use of this rider in your tax situation;

•	if you think you may withdraw all of your contract value before you have held your contract with this benefit rider attached for 10 years, or you are considering selecting an annuity payout option within 10 years of the effective date of your contract, you should consider whether this optional benefit is right for you. You must hold the contract a minimum of 10 years from the effective date of the Accumulation Protector Benefit rider, which is the length of the waiting period under the Accumulation Protector Benefit rider, in order to receive the benefit, if any, provided by the Accumulation Protector Benefit rider. In some cases, as described below, you may need to hold the contract longer than 10 years in order to qualify for any benefit the Accumulation Protector Benefit rider may provide;

•	the 10 year waiting period under the Accumulation Protector Benefit rider will restart if you exercise the elective step up option (described below) or your surviving spouse exercises the spousal continuation elective step up (described below); and

•	the 10 year waiting period under the Accumulation Protector Benefit rider will be restarted if you elect to change your PN program investment option to one that causes the Accumulation Protector Benefit rider charge to increase more than 0.20 percentage points whenever the remaining waiting period just prior to the change is less than three years.

Be sure to discuss with your investment professional whether an Accumulation Protector Benefit rider is appropriate for your situation.

Here are some general terms that are used to describe the operation of the Accumulation Protector Benefit:
Benefit Date: This is the first valuation date immediately following the expiration of the waiting period.

Minimum Contract Accumulation Value (MCAV): An amount calculated under the Accumulation Protector Benefit rider. The contract value will be increased to equal the MCAV on the benefit date if the contract value on the benefit date is less than the MCAV on the benefit date.

Adjustments for Partial Withdrawals: The adjustment made for each partial withdrawal from the contract is equal to the amount derived from multiplying (a) and (b) where:

(a)	is 1 minus the ratio of the contract value on the date of (but immediately after) the partial withdrawal to the contract value on the date of (but immediately prior to) the partial withdrawal; and

(b)	is the MCAV on the date of (but immediately prior to) the partial withdrawal.

Waiting Period: The waiting period for the rider is 10 years.

The 10 year waiting period under the Accumulation Protector Benefit rider will be restarted on the latest contract anniversary if you elect to change your PN program investment option (or change from a PN program model portfolio to a fund of funds) to one that causes the Accumulation Protector Benefit rider charge to increase more than 0.20 percentage points whenever the remaining waiting period just prior to the change is less than three years.

Your initial MCAV is equal to your initial purchase payment and any purchase payment credit. It is increased by the amount of any subsequent purchase payments and any purchase payment credits received within the first 180 days that the rider is effective. It is reduced by adjustments for any partial withdrawals made during the waiting period.

Automatic Step Up
On each contract anniversary after the effective date of the rider, the MCAV will be set to the greater of:

1. 80% of the contract value on the contract anniversary; or

2. the MCAV immediately prior to the automatic step up.

The automatic step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, the automatic step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The automatic step up of the MCAV does not restart the waiting period or increase the charge (although the total fee for the rider may increase).

Elective Step Up Option
Within thirty days following each contract anniversary after the rider effective date, but prior to the benefit date, you may notify us in writing that you wish to exercise the annual elective step up option. You may exercise this elective step up option

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only once per contract year during this 30 day period. If your contract value on the valuation date we receive your written request to step up is greater than the MCAV on that date, your MCAV will increase to 100% of that contract value.

We may increase the fee for your rider (see “Charges — Accumulation Protector Benefit Rider Charge”). The revised fee would apply to your rider if you exercise the annual elective step up, your MCAV is increased as a result, and the revised fee is higher than your annual rider fee before the elective step up. Elective step ups will also result in a restart of the waiting period as of the most recent contract anniversary.

The elective step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, the elective step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The elective step up option is not available to non-spouse beneficiaries that continue the contract during the waiting period.

Spousal Continuation
If a spouse chooses to continue the contract under the spousal continuation provision, the rider will continue as part of the contract. Once, within the thirty days following the date of spousal continuation, the spouse may choose to exercise an elective step up. The spousal continuation elective step up is in addition to the annual elective step up. If the contract value on the valuation date we receive the written request to exercise this option is greater than the MCAV on that date, we will increase the MCAV to that contract value. If the MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Protector Benefit rider, the spouse will pay the charge that is in effect on the valuation date we receive their written request to step up. In addition, the waiting period will restart as of the most recent contract anniversary.

Terminating the Rider
The rider will terminate under the following conditions:

The rider will terminate before the benefit date without paying a benefit on the date:

•	you take a full withdrawal; or

•	annuitization begins; or

•	the contract terminates as a result of the death benefit being paid.

The rider will terminate on the benefit date.

For an example, see Appendix C.

SECURESOURCE RIDERS
There are two optional SecureSource riders available under your contract:

•	SecureSource – Single Life; or

•	SecureSource – Joint Life.

The information in this section applies to both SecureSource riders, unless otherwise noted.

The SecureSource – Single Life rider covers one person. The SecureSource – Joint Life Rider covers two spouses jointly who are named at contract issue. You may elect only the SecureSource – Single Life rider or the SecureSource – Joint Life rider, not both, and you may not switch riders later. You must elect the rider when you purchase your contract. The rider effective date will be the contract issue date.

The SecureSource rider is an optional benefit that you may select for an additional annual charge if:

•	Single Life: you and the annuitant are 80 or younger on the date the contract is issued; or

•	Joint Life: you and your spouse are 80 or younger on the date the contract is issued.

The SecureSource riders are not available under an inherited qualified annuity.

The SecureSource rider guarantees (unless the rider is terminated. See “Rider Termination” heading below.) that regardless of the investment performance of your contract you will be able to withdraw up to a certain amount each year from the contract before the annuity payouts begin until:

•	Single Life: you have recovered at minimum all of your purchase payments or, if later, until death (see “At Death” heading below) — even if the contract value is zero.

•	Joint Life: you have recovered at minimum all of your purchase payments or, if later, until the death of the last surviving covered spouse (see “Joint Life only: Covered Spouses” and “At Death” headings below), even if the contract value is zero.

The SecureSource rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and wish to ensure that market performance will not adversely affect your ability to withdraw your principal over time.

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Under the terms of the SecureSource rider, the calculation of the amount which can be withdrawn in each contract year varies depending on several factors, including but not limited to the waiting period (see “Waiting period” heading below) and whether or not the lifetime withdrawal benefit has become effective:

(1)	The basic withdrawal benefit gives you the right to take limited withdrawals in each contract year and guarantees that over time the withdrawals will total an amount equal to, at minimum, your purchase payments (unless the rider is terminated. See “Rider Termination” heading below). Key terms associated with the basic withdrawal benefit are “Guaranteed Benefit Payment (GBP)”, “Remaining Benefit Payment (RBP)”, “Guaranteed Benefit Amount (GBA)” and “Remaining Benefit Amount (RBA).” See these headings below for more information.

(2)	The lifetime withdrawal benefit gives you the right, under certain limited circumstances defined in the rider, to take limited withdrawals until the later of:

•	Single Life: death (see “At Death” heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero (unless the rider is terminated. See “Rider Termination” heading below);

•	Joint Life: death of the last surviving covered spouse (see “At Death” heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero (unless the rider is terminated. See “Rider Termination” heading below).

Key terms associated with the lifetime withdrawal benefit are “Annual Lifetime Payment (ALP)”, “Remaining Annual Lifetime Payment (RALP)”, “Single Life only: Covered Person”, “Joint Life only: Covered Spouses” and “Annual Lifetime Payment Attained Age (ALPAA).” See these headings below for more information.

Only the basic withdrawal benefit will be in effect prior to the date that the lifetime withdrawal benefit becomes effective. The lifetime withdrawal benefit becomes effective automatically on the rider anniversary date after the:

•	Single Life: covered person reaches age 68, or the rider effective date if the covered person is age 68 or older on the rider effective date (see “Annual Lifetime Payment Attained Age (ALPAA)” heading below);

•	Joint Life: younger covered spouse reaches age 68, or the rider effective date if the younger covered spouse is age 68 or older on the rider effective date (see “Annual Lifetime Payment Attained Age (ALPAA)” and “Annual Lifetime Payments (ALP)” headings below).

Provided annuity payouts have not begun, the SecureSource rider guarantees that you may take the following withdrawal amounts each contract year:

•	Before the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RBP at the beginning of the contract year;

•	After the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RALP or the RBP at the beginning of the contract year, but the rider does not guarantee withdrawal of the sum of both the RALP and the RBP in a contract year.

If you withdraw less than the allowed withdrawal amount in a contract year, the unused portion cannot be carried over to the next contract year. As long as your withdrawals in each contract year do not exceed the annual withdrawal amount allowed under the rider:

•	Single Life: and there has not been a contract ownership change or spousal continuation of the contract, the guaranteed amounts available for withdrawal will not decrease;

•	Joint Life: the guaranteed amounts available for withdrawal will not decrease.

If you withdraw more than the allowed withdrawal amount in a contract year, we call this an “excess withdrawal” under the rider. Excess withdrawals trigger an adjustment of a benefit’s guaranteed amount, which may cause it to be reduced (see “GBA Excess Withdrawal Processing,” “RBA Excess Withdrawal Processing,” and “ALP Excess Withdrawal Processing” headings below).

Please note that basic withdrawal benefit and lifetime withdrawal benefit each has its own definition of the allowed annual withdrawal amount. Therefore a withdrawal may be considered an excess withdrawal for purposes of the lifetime withdrawal benefit only, the basic withdrawal benefit only, or both.

If your withdrawals exceed the greater of the RBP or the RALP, withdrawal charges under the terms of the contract may apply (see “Charges — Withdrawal Charges”). The amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. We pay you the amount you request. Any withdrawals you take under the contract will reduce the value of the death benefits (see “Benefits in Case of Death”). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see “Making the Most of Your Contract — Withdrawals”).

The rider’s guaranteed amounts can be increased at the specified intervals if your contract value has increased. An annual step up feature is available at each contract anniversary, subject to certain conditions, and may be applied automatically to your

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contract or may require you to elect the step up (see “Annual Step Up” heading below). If you exercise the annual step up election, the spousal continuation step up election (see “Spousal Continuation Step Up” heading below) or change your Portfolio Navigator model portfolio, the rider charge may change (see “Charges”).

If you take withdrawals during the waiting period, any prior steps ups applied will be reversed and step ups will not be available until the end of the waiting period. You may take withdrawals after the waiting period without reversal of prior step ups.

You should consider whether a SecureSource rider is appropriate for you because:

•	Lifetime Withdrawal Benefit Limitations: The lifetime withdrawal benefit is subject to certain limitations, including but not limited to:

(a)	Single Life: Once the contract value equals zero, payments are made for as long as the oldest owner or annuitant is living (see “If Contract Value Reduces to Zero” heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the first death of any owner or annuitant except as otherwise provided below (see “At Death” heading below). Therefore, if there are multiple contract owners or the annuitant is not an owner, the rider may terminate or the lifetime withdrawal benefit may be reduced. This possibility may present itself when:

(i)	There are multiple contract owners — when one of the contract owners dies the benefit terminates even though other contract owners are still living (except if the contract is continued under the spousal continuation provision of the contact); or

(ii)	The owner and the annuitant are not the same persons — if the annuitant dies before the owner, the benefit terminates even though the owner is still living. This could happen, for example, when the owner is younger than the annuitant. This risk increases as the age difference between owner and annuitant increases.

Joint Life: Once the contract value equals zero, payments are made for as long as either covered spouse is living (see “If Contract Value Reduces to Zero” heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the death of the last surviving covered spouse (see “At Death” heading below).

(b)	Excess withdrawals can reduce the ALP to zero even though the GBA, RBA, GBP and/or RBP values are greater than zero. If the both the ALP and the contract value are zero, the lifetime withdrawal benefit will terminate.

(c)	When the lifetime withdrawal benefit is first established, the initial ALP is based on

(i)	Single Life: the basic withdrawal benefit’s RBA at that time (see “Annual Lifetime Payment (ALP)” heading below), unless there has been a spousal continuation or ownership change; or

(ii)	Joint Life: the basic withdrawal benefit’s RBA at that time (see “Annual Lifetime Payment (ALP)” heading below).Any withdrawal you take before the ALP is established reduces the RBA and therefore may result in a lower amount of lifetime withdrawals you are allowed to take.

(d)	Withdrawals can reduce both the contract value and the RBA to zero prior to the establishment of the ALP. If this happens, the contract and the rider will terminate.

•	Use of Portfolio Navigator Program Required: You must be invested in one of the available PN program investment options of the PN program. This requirement limits your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts or the one-year fixed account that are available under the contract to contract owners who do not elect the rider. (See “Making the Most of Your Contract — Portfolio Navigator Program.”) You may allocate qualifying purchase payments and any purchase payment credits to the DCA fixed account, when available (see “DCA Fixed Account”), and we will make monthly transfers into the investment option you have chosen. You may make two elective investment option changes per contract year; we reserve the right to limit elective investment option changes if required to comply with the written instructions of a fund (see “Market Timing”).

You can allocate your contract value to any available investment option during the following times: (1) prior to your first withdrawal and (2) following a benefit reset as described below but prior to any subsequent withdrawal. During these accumulation phases, you may request to change your model portfolio or investment option to any available or investment option.

Immediately following a withdrawal your contract value will be reallocated to the target investment option as shown in your contract if your current investment option is more aggressive than the target investment option. If you are in a static model portfolio, this reallocation will be made to the applicable fund of funds investment option. This automatic reallocation is not included in the total number of allowed investment changes per contract year and will not cause your rider fee to increase. The target investment option is currently the Moderate investment option. We reserve the right to change the target investment option to an investment option that is more aggressive than the current target investment option after 30 days written notice.

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After you have taken a withdrawal and prior to any benefit reset as described below, you are in a withdrawal phase. During withdrawal phases you may request to change your investment option to the target investment option or any investment option that is more conservative than the target investment option without a benefit reset as described below. If you are in a withdrawal phase and you choose to allocate your contract value to an investment option that is more aggressive than the target investment option, your rider benefit will be reset as follows:

(a)	the total GBA will be reset to the lesser of its current value or the contract value; and

(b)	the total RBA will be reset to the lesser of its current value or the contract value; and

(c)	the ALP, if established, will be reset to the lesser of its current value or:

•	Single Life: 6%;

•	Joint Life: 5.5%,

of the contract value; and

(d)	the GBP will be recalculated as described below, based on the reset GBA and RBA; and

(e)	the RBP will be recalculated as the reset GBP less all prior withdrawals made during the current contract year, but not be less than zero; and

(f)	the RALP will be recalculated as the reset ALP less all prior withdrawals made during the current contract year, but not be less than zero.

You may request to change your investment option by written request on an authorized form or by another method agreed to by us.

•	Limitations on Purchase of Other Riders under your Contract: You may elect only the SecureSource – Single Life rider or the SecureSource – Joint Life rider. If you elect the SecureSource rider, you may not elect the Accumulation Protector Benefit rider.

•	Non-Cancelable: Once elected, the SecureSource rider may not be cancelled (except as provided under “Rider Termination” heading below) and the fee will continue to be deducted until the contract or rider is terminated or the contract value reduces to zero (described below). Dissolution of marriage does not terminate the SecureSource – Joint Life rider and will not reduce the fee we charge for this rider. The benefit under the SecureSource – Joint Life rider continues for the covered spouse who is the owner of the contract (or annuitant in the case of nonnatural ownership). The rider will terminate at the death of the contract owner (or annuitant in the case of nonnatural ownership) because the original spouse will be unable to elect the spousal continuation provision of the contract (see “Joint Life only: Covered Spouses” below).

•	Joint Life: Limitations on Contract Owners, Annuitants and Beneficiaries: Since the joint life benefit will terminate unless the surviving covered spouse continues the contract under the spousal continuation provision of the contract upon the owner’s death, only ownership arrangements that permit such continuation are allowed at rider issue. In general, the covered spouses should be joint owners, or one covered spouse should be the owner and the other covered spouse should be named as the sole primary beneficiary. For non-natural ownership arrangements that allow for spousal continuation one covered spouse should be the annuitant and the other covered spouse should be the sole primary beneficiary. For revocable trust ownerships, the grantor of the trust must be the annuitant and the beneficiary must either be the annuitant’s spouse or a trust that names the annuitant’s spouse as the sole primary beneficiary. You are responsible for establishing ownership arrangements that will allow for spousal continuation.

If you select the SecureSource – Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse can not utilize the spousal continuation provision of the contract when the death benefit is payable.

•	Limitations on Purchase Payments: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions. For current purchase payment restrictions, please see “Buying Your Contract — Purchase Payments”.

•	Interaction with Total Free Amount (TFA) contract provision: The TFA is the amount you are allowed to withdraw from the contract in each contract year without incurring a withdrawal charge (see “Charges — Withdrawal Charge”). The TFA may be greater than the RBP or RALP under this rider. Any amount you withdraw under the contract’s TFA provision that exceeds the RBP or RALP is subject to the excess withdrawal processing described below for the GBA, RBA and ALP.

You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation because:

•	Tax Considerations for Nonqualified Annuities: Under current federal income tax law, withdrawals under nonqualified annuities, including withdrawals taken from the contract under the terms of the rider, are treated less favorably than amounts received as annuity payments under the contract (see “Taxes — Nonqualified Annuities”). Withdrawals are taxable income to the extent of earnings. Withdrawals of earnings before age 59 1/2 may also incur a 10% IRS early withdrawal penalty. You

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should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation.

•	Tax Considerations for Qualified Annuities: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see “Taxes — Qualified Annuities — Required Minimum Distributions”). If you have a qualified annuity, you may need to take an RMD that exceeds the specified amount of withdrawal available under the rider. Withdrawals in any contract year that exceed the guaranteed amount available for withdrawal may reduce future benefits guaranteed under the rider. While the rider permits certain excess withdrawals to be made for the purpose of satisfying RMD requirements for your contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. See Appendix F for additional information.

•	Treatment of Civil Unions and Domestic Partners: The Federal Defense of Marriage Act (“DOMA”) does not recognize same-sex marriages or civil unions, even if permitted under applicable state law. As a result, a beneficiary of a deceased owner who was treated as married to the owner under state law and for purposes of this rider, but whose marriage is not recognized under DOMA, will be required to take distributions from the contract in the manner applicable to non-spouse beneficiaries. In some circumstances, these required distributions could substantially reduce or eliminate the value of the rider. See “Taxes — Other — Spousal status.”

•	Limitations on TSAs: Your right to take withdrawals is restricted if your contract is a TSA (see “TSA — Special Provisions”).

Key terms and provisions of the SecureSource rider are described below:
Withdrawal: The amount by which your contract value is reduced as a result of any withdrawal request. It may differ from the amount of your request due to any withdrawal charge.

Waiting period: The period of time starting on the rider effective date during which the annual step up is not available if you take withdrawals. The current waiting period is three years.

Guaranteed Benefit Amount (GBA): The total cumulative withdrawals guaranteed by the rider under the basic withdrawal benefit. The maximum GBA is $5,000,000. The GBA cannot be withdrawn and is not payable as a death benefit. It is an interim value used to calculate the amount available for withdrawals each year under the basic withdrawal benefit (see “Guaranteed Benefit Payment” below). At any time, the total GBA is the sum of the individual GBAs associated with each purchase payment.

The GBA is determined at the following times, calculated as described:

•	At contract issue — the GBA is equal to the initial purchase payment.

•	When you make additional purchase payments — each additional purchase payment has its own GBA equal to the amount of the purchase payment.

•	At step up — (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).

•	When an individual RBA is reduced to zero — the GBA that is associated with that RBA will also be set to zero.

•	When you make a withdrawal during the waiting period and after a step up — Any prior annual step ups will be reversed. Step up reversal means that the GBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

•	When you make a withdrawal at any time and the amount withdrawn is:

(a)	less than or equal to the total RBP — the GBA remains unchanged. If there have been multiple purchase payments, both the total GBA and each payment’s GBA remain unchanged.

(b)	is greater than the total RBP — GBA excess withdrawal processing will be applied to the GBA. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

GBA EXCESS WITHDRAWAL PROCESSING
The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment’s GBA after the withdrawal will be reset to equal that payment’s RBA after the withdrawal plus (a) times (b), where:

(a)	is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b)	is each payment’s GBA before the withdrawal less that payment’s RBA after the withdrawal.

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Remaining Benefit Amount (RBA): Each withdrawal you make reduces the amount that is guaranteed by the rider as future withdrawals. At any point in time, the RBA equals the amount of GBA that remains available for withdrawals for the remainder of the contract’s life, and total RBA is the sum of the individual RBAs associated with each purchase payment. The maximum RBA is $5,000,000.

The RBA is determined at the following times, calculated as described:

•	At contract issue — the RBA is equal to the initial purchase payment.

•	When you make additional purchase payments — each additional purchase payment has its own RBA initially set equal to that payment’s GBA (the amount of the purchase payment).

•	At step up — (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).

•	When you make a withdrawal during the waiting period and after a step up — Any prior annual step ups will be reversed. Step up reversal means that the RBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

•	When you make a withdrawal at any time and the amount withdrawn is:

(a)	less than or equal to the total RBP — the total RBA is reduced by the amount of the withdrawal. If there have been multiple purchase payments, each payment’s RBA is reduced in proportion to its RBP.

(b)	is greater than the total RBP — RBA excess withdrawal processing will be applied to the RBA. Please note that if the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

RBA EXCESS WITHDRAWAL PROCESSING
The total RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the total RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, both the total RBA and each payment’s RBA will be reset. The total RBA will be reset according to the excess withdrawal processing described above. Each payment’s RBA will be reset in the following manner:

1.	The withdrawal amount up to the total RBP is taken out of each RBA bucket in proportion to its individual RBP at the time of the withdrawal; and

2.	The withdrawal amount above the total RBP and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

Guaranteed Benefit Payment (GBP): At any time, the amount available for withdrawal in each contract year after the waiting period, until the RBA is reduced to zero, under the basic withdrawal benefit. At any point in time, each purchase payment has its own GBP, which is equal to the lesser of that payment’s RBA or 7% of that payment’s GBA, and the total GBP is the sum of the individual GBPs.

During the waiting period, the guaranteed annual withdrawal amount may be less than the GBP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see “Waiting Period” heading above). The guaranteed annual withdrawal amount during the waiting period is equal to the value of the RBP at the beginning of the contract year.

The GBP is determined at the following times, calculated as described:

•	At contract issue — the GBP is established as 7% of the GBA value.

•	At each contract anniversary — each payment’s GBP is reset to the lesser of that payment’s RBA or 7% of that payment’s GBA value.

•	When you make additional purchase payments — each additional purchase payment has its own GBP equal to 7% of the purchase payment amount.

•	At step up — (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).

•	When an individual RBA is reduced to zero — the GBP associated with that RBA will also be reset to zero.

•	When you make a withdrawal during the waiting period and after a step up — Any prior annual step ups will be reversed. Step up reversal means that the GBA and the RBA associated with each purchase payment will be reset to the amount of that purchase payment. Each payment’s GBP will be reset to 7% of that purchase payment. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

•	When you make a withdrawal at any time and the amount withdrawn is:

(a)	less than or equal to the total RBP — the GBP remains unchanged.

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(b)	is greater than the total RBP — each payment’s GBP is reset to the lesser of that payment’s RBA or 7% of that payment’s GBA value, based on the RBA and GBA after the withdrawal. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

Remaining Benefit Payment (RBP): The amount available for withdrawal for the remainder of the contract year under the basic withdrawal benefit. At any point in time, the total RBP is the sum of the RBPs for each purchase payment. During the waiting period, when the guaranteed amount may be less than the GBP, the value of the RBP at the beginning of the contract year will be that amount that is actually guaranteed each contract year.

The RBP is determined at the following times, calculated as described:

•	At the beginning of each contract year during the waiting period and prior to any withdrawal — the RBP for each purchase payment is set equal to that purchase payment multiplied by 7%.

•	At the beginning of any other contract year — the RBP for each purchase payment is set equal to that purchase payment’s GBP.

•	When you make additional purchase payments — each additional purchase payment has its own RBP equal to that payment’s GBP.

•	At step up — (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).

•	At spousal continuation — (see “Spousal Option to Continue the Contract” heading below).

•	When an individual RBA is reduced to zero — the RBP associated with that RBA will also be reset to zero.

•	When you make any withdrawal — the total RBP is reset to equal the total RBP immediately prior to the withdrawal less the amount of the withdrawal, but not less than zero. If there have been multiple purchase payments, each payment’s RBP is reduced proportionately. If you withdraw an amount greater than the RBP, GBA excess withdrawal processing and RBA excess withdrawal processing are applied and the amount available for future withdrawals for the remainder of the contract’s life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in the excess withdrawal processing, the applicable RBP will not yet reflect the amount of the current withdrawal.

Single Life only: Covered Person: The person whose life is used to determine when the ALP is established, and the duration of the ALP payments (see “Annual Lifetime Payment (ALP)” heading below). The covered person is the oldest contract owner or annuitant. If the owner is a nonnatural person, i.e., a trust or corporation, the covered person is the oldest annuitant. A spousal continuation or a change of contract ownership may reduce the amount of the lifetime withdrawal benefit and may change the covered person.

Joint Life only: Covered Spouses: The contract owner and his or her legally married spouse as defined under federal law, as named on the application for as long as the marriage is valid and in effect. If the contract owner is a nonnatural person (e.g., a trust), the covered spouses are the annuitant and the legally married spouse of the annuitant. The covered spouses lives are used to determine when the ALP is established, and the duration of the ALP payments (see “Annual Lifetime Payment (ALP)” heading below). The covered spouses are established on the rider effective date and cannot be changed.

Annual Lifetime Payment Attained Age (ALPAA):

•	Single Life: The covered person’s age after which time the lifetime benefit can be established. Currently, the lifetime benefit can be established on the later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 68.

•	Joint Life: The age of the younger covered spouse at which time the lifetime benefit is established.

Annual Lifetime Payment (ALP): Once established, the ALP under the lifetime withdrawal benefit is at any time the amount available for withdrawals in each contract year after the waiting period until the later of:

•	Single Life: death; or

•	Joint Life: death of the last surviving covered spouse; or

•	the RBA is reduced to zero.

The maximum ALP is:

•	Single Life: $300,000;

•	Joint Life: $275,000.

Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the ALP is zero.

During the waiting period, the guaranteed annual lifetime withdrawal amount may be less than the ALP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see “Waiting Period” heading above). The guaranteed annual lifetime withdrawal amount during the waiting period is equal to the value of the RALP at the beginning of the contract year.

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The ALP is determined at the following times:

•	Single Life: The later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 68 — the ALP is established as 6% of the total RBA.

•	Joint Life: The ALP is established as 5.5% of the total RBA on the earliest of the following dates:

(a)	the rider effective date if the younger covered spouse has already reached age 68.

(b)	the rider anniversary on/following the date the younger covered spouse reaches age 68.

(c)	upon the first death of a covered spouse, then

(1)	the date we receive written request when the death benefit is not payable and the surviving covered spouse has already reached age 68; or

(2)	the date spousal continuation is effective when the death benefit is payable and the surviving covered spouse has already reached age 68; or

(3)	the rider anniversary on/following the date the surviving covered spouse reaches age 68.

(d)	Following dissolution of marriage of the covered spouses,

(1)	the date we receive written request if the remaining covered spouse who is the owner (or annuitant in the case of nonnatural ownership) has already reached age 68; or

(2)	the rider anniversary on/following the date the remaining covered spouse who is the owner (or annuitant in the case of nonnatural ownership) reaches age 68.

•	When you make additional purchase payments — each additional purchase payment increases the ALP by:

•	Single Life: 6%;

•	Joint Life: 5.5%,

of the amount of the purchase payment.

•	At step ups — (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).

•	Single Life: At spousal continuation or contract ownership change — (see “Spousal Option to Continue the Contract” and “Contract Ownership Change” headings below).

•	When you make a withdrawal during the waiting period and after a step up — Any prior annual step ups will be reversed. Step up reversal means that the ALP will be reset to equal total purchase payments multiplied by:

•	Single Life: 6%;

•	Joint Life: 5.5%,

The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

•	When you make a withdrawal at any time and the amount withdrawn is:

(a)	less than or equal to the RALP — the ALP remains unchanged.

(b)	is greater than the RALP — ALP excess withdrawal processing will be applied to the ALP. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

ALP EXCESS WITHDRAWAL PROCESSING
The ALP is reset to the lesser of the ALP immediately prior to the withdrawal, or

•	Single Life: 6%;

•	Joint Life: 5.5%,

of the contract value immediately following the withdrawal.

Remaining Annual Lifetime Payment (RALP): The amount available for withdrawal for the remainder of the contract year under the lifetime withdrawal benefit. During the waiting period, when the guaranteed annual withdrawal amount may be less than the ALP, the value of the RALP at the beginning of the contract year will be the amount that is actually guaranteed each contract year. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the RALP is zero.

The RALP is determined at the following times:

•	The RALP is established at the same time as the ALP, and:

(a)	During the waiting period and prior to any withdrawals — the RALP is established equal to:

•	Single Life: 6%;

•	Joint Life: 5.5%,

of purchase payments.

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(b)	At any other time — the RALP is established equal to the ALP less all prior withdrawals made in the contract year but not less than zero.

•	At the beginning of each contract year during the waiting period and prior to any withdrawals — the RALP is set equal to the total purchase payments, multiplied by:

•	Single Life: 6%;

•	Joint Life: 5.5%.

•	At the beginning of any other contract year — the RALP is set equal to ALP.

•	When you make additional purchase payments — each additional purchase payment increases the RALP by:

•	Single Life: 6%;

•	Joint Life: 5.5%,

   of the purchase payment amount.

•	At step ups — (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).

•	When you make any withdrawal — the RALP equals the RALP immediately prior to the withdrawal less the amount of the withdrawal but not less than zero. If you withdraw an amount greater than the RALP, ALP excess withdrawal processing is applied and may reduce the amount available for future withdrawals. When determining if a withdrawal will result in excess withdrawal processing, the applicable RALP will not yet reflect the amount of the current withdrawal.

Required Minimum Distributions (RMD): If you are taking RMDs from your contract and your RMD calculated separately for your contract is greater than the RBP or the RALP on the most recent contract anniversary, the portion of your RMD that exceeds the RBP or RALP on the most recent rider anniversary will not be subject to excess withdrawal processing provided that the following conditions are met:

•	The RMD is for your contract alone;

•	The RMD is based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and

•	The RMD amount is otherwise based on the requirements of section 401(a)(9), related Code provisions and regulations thereunder that were in effect on the effective date of the rider.

RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.

Withdrawal amounts greater than the RBP or RALP on the contract anniversary date that do not meet these conditions will result in excess withdrawal processing as described above. See Appendix E for additional information.

Step Up Date: The date any step up becomes effective, and depends on the type of step up being applied (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).

Annual Step Up: Beginning with the first contract anniversary, an increase of the GBA, RBA, GBP, RBP, ALP and/or RALP values may be available. A step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, RBP, ALP and RALP, and may extend the payment period or increase the allowable payment.

The annual step up may be available as described below, subject to the following rules:

•	The annual step up is effective on the step up date.

•	Only one step up is allowed each contract year.

•	If you take any withdrawals during the waiting period, any previously applied step ups will be reversed and the Annual step up will not be available until the end of the waiting period.

•	On any rider anniversary where the RBA or, if established, the ALP would increase and the application of the step up would not increase the rider charge, the annual step up will be automatically applied to your contract, and the step up date is the contract anniversary date.

•	If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary as long as either the contract value is greater than the total RBA or:

•	Single Life: 6%;

•	Joint Life: 5.5%,

of the contract value is greater than the ALP, if established, on the step-up date. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

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•	The ALP and RALP are not eligible for step ups until they are established. Prior to being established, the ALP and RALP values are both zero.

•	Please note it is possible for the ALP to step up even if the RBA or GBA do not step up, and it is also possible for the RBA and GBA to step up even if the ALP does not step up.

The annual step up resets the GBA, RBA, GBP, RBP, ALP and RALP values as follows:

•	The total RBA will be reset to the greater of the total RBA immediately prior to the step up date or the contract value on the step up date.

•	The total GBA will be reset to the greater of the total GBA immediately prior to the step up date or the contract value on the step up date.

•	The total GBP will be reset using the calculation as described above based on the increased GBA and RBA.

•	The total RBP will be reset as follows:

(a)	During the waiting period and prior to any withdrawals, the RBP will not be affected by the step up.

(b)	At any other time, the RBP will be reset to the increased GBP less all prior withdrawals made in the current contract year, but not less than zero.

•	The ALP will be reset to the greater of the ALP immediately prior to the step up date or:

•	Single Life: 6%;

•	Joint Life: 5.5%,

of the contract value on the step up date.

•	The RALP will be reset as follows:

(a)	During the waiting period and prior to any withdrawals, the RALP will not be affected by the step up.

(b)	At any other time, the RALP will be reset to the increased ALP less all prior withdrawals made in the current contract year, but not less than zero.

Spousal Option to Continue the Contract upon Owner’s Death (Spousal Continuation):
Single Life: If a surviving spouse elects to continue the contract and continues the contract as the new owner under the spousal continuation provision of the contract, the SecureSource – Single Life rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled and any waiting period limitations on withdrawals and step-ups terminate; if the covered person changes due to the spousal continuation the GBA, RBA, GBP, RBP, ALP and RALP values are affected as follows:

•	The GBA, RBA and GBP values remain unchanged.

•	The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

•	If the ALP has not yet been established and the new covered person has not yet reached age 68 as of the date of continuation — the ALP will be established on the contract anniversary following the date the covered person reaches age 68 as the lesser of the RBA or the contract anniversary value, multiplied by 6%. The RALP will be established on the same date equal to the ALP.

•	If the ALP has not yet been established but the new covered person is age 68 or older as of the date of continuation — the ALP will be established on the date of continuation as the lesser of the RBA or the contract value, multiplied by 6%. The RALP will be established on the same date in an amount equal to the ALP less all prior withdrawals made in the current contract year, but not less than zero.

•	If the ALP has been established but the new covered person has not yet reached age 68 as of the date of continuation — the ALP and RALP will be automatically reset to zero for the period of time beginning with the date of continuation and ending with the contract anniversary following the date the covered person reaches age 68. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%, and the RALP will be reset to the ALP.

•	If the ALP has been established and the new covered person is age 68 or older as of the date of continuation — the ALP will be automatically reset to the lesser of the current ALP or 6% of the contract value on the date of continuation. The RALP will be reset to the ALP less all prior withdrawals made in the current contract year, but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the spousal continuation.

Joint Life: If a surviving spouse is a covered spouse and elects the spousal continuation provision of the contract as the new owner, the SecureSource – Joint Life rider also continues. When the spouse elects to continue the contract, any remaining

 62  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS

waiting period is cancelled and any waiting period limitations on withdrawals and step-ups terminate. The surviving covered spouse can name a new beneficiary, however, a new covered spouse cannot be added to the rider.

Spousal Continuation Step Up: At the time of spousal continuation, a step-up may be available. All annual step-up rules (see “Annual Step-Up” heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse’s written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

Rules for Withdrawal Provision of Your Contract: Minimum account values following a withdrawal no longer apply to your contract. For withdrawals, the withdrawal will be made from the variable subaccounts, the one-year fixed account (if applicable) and the DCA fixed account in the same proportion as your interest in each bears to the contract value. You cannot specify from which accounts the withdrawal is to be made.

If Contract Value Reduces to Zero: If the contract value reduces to zero and the total RBA remains greater than zero, you will be paid in the following scenarios:

1)	The ALP has not yet been established and the contract value is reduced to zero as a result of fees or charges or a withdrawal that is less than or equal to the RBP. In this scenario, you can choose to:

(a)	receive the remaining schedule of GBPs until the RBA equals zero; or

(b)	Single Life: wait until the rider anniversary following the date the covered person reaches age 68, and then receive the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero; or

(c)	Joint Life: wait until the rider anniversary following the date the younger covered spouse reaches age 68, and then receive the ALP annually until the latter of (i) the death of the last surviving covered spouse, or (ii) the RBA is reduced to zero.

We will notify you of this option. If no election is made, the ALP will be paid.

2)	The ALP has been established and the contract value reduces to zero as a result of fees or charges, or a withdrawal that is less than or equal to both the RBP and the RALP. In this scenario, you can choose to receive:

(a)	the remaining schedule of GBPs until the RBA equals zero; or

(b)	Single Life: the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero; or.

(c)	Joint Life: the ALP annually until the latter of (i) the death of the last surviving covered spouse, or (ii) the RBA is reduced to zero.

We will notify you of this option. If no election is made, the ALP will be paid.

3)	The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP. In this scenario, the remaining schedule of GBPs will be paid until the RBA equals zero.

4)	The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RBP but less than or equal to the RALP. In this scenario, the ALP will be paid annually until the death of the:

•	Single Life: covered person;

•	Joint Life: last surviving covered spouse.

Under any of these scenarios:

•	The annualized amounts will be paid to you in the frequency you elect. You may elect a frequency offered by us at the time payments begin. Available payment frequencies will be no less frequent than annually;

•	We will no longer accept additional purchase payments;

•	You will no longer be charged for the rider;

•	Any attached death benefit riders will terminate; and

•	Single Life: The death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.

•	Joint Life: If the owner had been receiving the ALP, upon the first death the ALP will continue to be paid annually until the later of: 1) the death of the last surviving covered spouse or 2) the RBA is reduced to zero. In all other situations the death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.

The SecureSource rider and the contract will terminate under either of the following two scenarios:

•	If the contract value falls to zero as a result of a withdrawal that is greater than both the RALP and the RBP. This is full withdrawal of the contract value.

RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS 63

•	If the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP, and the total RBA is reduced to zero.

At Death:
Single Life: If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may: 1) elect to take the death benefit under the terms of the contract, 2) take the fixed payout option available under this rider, or 3) continue the contract under the spousal continuation provision of the contract above.

If the contract value equals zero and the death benefit becomes payable, the following will occur:

•	If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

•	If the covered person dies and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

•	If the covered person is still alive and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the later of the death of the covered person or the RBA equals zero.

•	If the covered person is still alive and the RBA equals zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the death of the covered person.

•	If the covered person dies and the RBA equals zero, the benefit terminates. No further payments will be made.

Joint Life: If the death benefit becomes payable at the death of a covered spouse, the surviving covered spouse must utilize the spousal continuation provision of the contract and continue the contract as the new owner to continue the joint benefit. If spousal continuation is not available under the terms of the contract, the rider terminates. The lifetime benefit of this rider ends at the death of the last surviving covered spouse.

If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may: 1) elect to take the death benefit under the terms of the contract, 2) take the fixed payout option available under this rider, or 3) continue the contract under the spousal continuation provision of the contract above.

If the contract value equals zero at the first death of a covered spouse, the ALP will continue to be paid annually until the later of: 1) the death of the last surviving covered spouse or 2) the RBA is reduced to zero.

If the contract value equals zero at the death of the last surviving covered spouse, the following will occur:

•	If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

•	If the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

•	If the RBA equals zero, the benefit terminates. No further payments will be made.

Contract Ownership Change:
Single Life: If the contract changes ownership (see “Changing Ownership”), the GBA, RBA, GBP, RBP values will remain unchanged and the ALP and RALP will be reset as follows. Our current administrative practice is to only reset the ALP and RALP if the covered person changes due to the ownership change.

•	If the ALP has not yet been established and the new covered person has not yet reached age 68 as of the ownership change date — the ALP and the RALP will be established on the contract anniversary following the date the covered person reaches age 68. The ALP will be set equal to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the anniversary date occurs during the waiting period and prior to a withdrawal, the RALP will be set equal to the lesser of the ALP or total purchase payments multiplied by 6%. If the anniversary date occurs at any other time, the RALP will be set to the ALP.

•	If the ALP has not yet been established but the new covered person is age 68 or older as of the ownership change date — the ALP and the RALP will be established on the ownership change date. The ALP will be set equal to the lesser of the RBA or the contract value, multiplied by 6%. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be set to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be set to the ALP less all prior withdrawals made in the current contract year but not less than zero.

•	If the ALP has been established but the new covered person has not yet reached age 68 as of the ownership change date — the ALP and the RALP will be reset to zero for the period of time beginning with the ownership change date and ending with the contract anniversary following the date the covered person reaches age 68. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the time period ends during the

 64  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS

waiting period and prior to any withdrawals, the RALP will be reset to equal the lesser of the ALP or total purchase payments multiplied by 6%. If the time period ends at any other time, the RALP will be reset to the ALP.

•	If the ALP has been established and the new covered person is age 68 or older as of the ownership change date — the ALP and the RALP will be reset on the ownership change date. The ALP will be reset to the lesser of the current ALP or 6% of the contract value. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be reset to the ALP less all prior withdrawals made in the current contract year but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the ownership change.

Joint Life: Ownership changes are only allowed between the covered spouses or their revocable trust(s). No other ownership changes are allowed as long as the rider is in force.

Guaranteed Withdrawal Benefit Annuity Option: Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the SecureSource rider.

Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity payout option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary (see “The Annuity Payout Period” and “Taxes”).

This option may not be available if the contract is issued to qualify under section 403 or 408 of the Code, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS.

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary’s share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.

RIDER TERMINATION
The SecureSource rider cannot be terminated either by you or us except as follows:

1.	Single Life: After the death benefit is payable the rider will terminate if your spouse does not use the spousal continuation provision of the contract to continue the contract.

2.	Joint Life: After the death benefit is payable the rider will terminate if:

(a) any one other than a covered spouse continues the contract, or

(b) a covered spouse does not use the spousal continuation provision of the contract to continue the contract.

3.	Annuity payouts under an annuity payout plan will terminate the rider.

4.	Termination of the contract for any reason will terminate the rider.

5.	When a beneficiary elects an alternative payment plan which is an inherited IRA, the rider will terminate.

OPTIONAL LIVING BENEFITS
(For contract applications signed before Aug. 6, 2007)
If you bought a contract before August 6, 2007 with an optional living benefit, please use the following table to review the disclosure that applies to the optional living benefit rider you purchased. If you are uncertain as to which optional living

RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS 65

benefit rider you purchased, ask your investment professional, or contact us at the telephone number or address shown on the first page of this prospectus.

If you purchased	and you selected one of the	Disclosure for this benefit may be
a contract(1)...	following optional living benefits...	found in the following Section:
Before June 19, 2006	Guarantor Withdrawal Benefit	Appendix I
June 19, 2006 — August 5, 2007	Guarantor Withdrawal Benefit for Life	Appendix H
Before May 1, 2007	Income Assurer Benefit	Appendix J

(1)	Your actual contract and any riders are the controlling documents. If you are uncertain which rider you have, please contact your investment professional or us.

The Annuity Payout Period

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below, except under annuity payout Plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date after any rider charges have been deducted. Additionally, we currently allow you to use part of the amount available to purchase payouts, leaving any remaining contract value to accumulate on a tax-deferred basis. If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The DCA fixed account is not available during this period.

Amounts of fixed and variable payouts depend on:

•	the annuity payout plan you select;

•	the annuitant’s age and, in most cases, sex;

•	the annuity table in the contract; and

•	the amounts you allocated to the accounts at settlement.

In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. (In the case of fixed annuities, payouts remain the same from month to month.)

For information with respect to transfers between accounts after annuity payouts begin, see “Making the Most of Your Contract — Transfer policies.”

ANNUITY TABLES
The annuity tables in your contract (Table A and Table B) show the amount of the monthly payouts for each $1,000 of contract value according to the age and, when applicable, the annuitant’s sex. (Where required by law, we will use a unisex table of settlement rates.)

Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 3.5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 5.0% investment rate for the 3.5% Table A. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 3.5% assumed interest rate results in a lower initial payout, but later payouts will increase more quickly when annuity unit values rise and decrease more rapidly when they decline.

Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

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ANNUITY PAYOUT PLANS
You may choose an annuity payout plan by giving us written instructions at least 30 days before contract values are used to purchase the payout plan. Generally, you may select one of the Plans A through E below or another plan agreed to by us. Some of the annuity payout plans may not be available if you have selected the Income Assurer Benefit rider.

•	Plan A – Life annuity — no refund: We make monthly payouts until the annuitant’s death. Payouts end with the last payout before the annuitant’s death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

•	Plan B – Life annuity with five, ten, 15 or 20 years certain: (under the Income Assurer Benefit rider: you may select life annuity with ten or 20 years certain): We make monthly payouts for a guaranteed payout period of five, ten, 15 or 20 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant’s death.

•	Plan C – Life annuity — installment refund: (not available under the Income Assurer Benefit rider): We make monthly payouts until the annuitant’s death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

•	Plan D

–	Joint and last survivor life annuity — no refund: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

–	Joint and last survivor life annuity with 20 years certain: We make monthly annuity payouts during the lifetime of the annuitant and joint annuitant. When either the annuitant or joint annuitant dies, we will continue to make monthly payouts during the lifetime of the survivor. If the survivor dies before we have made payouts for 20 years, we continue to make payouts to the named beneficiary for the remainder of the 20-year period which begins when the first annuity payout is made.

•	Plan E – Payouts for a specified period: We make monthly payouts for a specific payout period of ten to 30 years that you elect (under the Income Assurer Benefit rider, you may elect a payout period of 20 years only). We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. (Exception: If you have an Income Assurer Benefit rider and elect this annuity payout plan based on the Guaranteed Income Benefit Base, a lump sum payout is unavailable.) We determine the present value of the remaining annuity payouts which are assumed to remain level at the amount of the payout that would have been made 7 days prior to the date we determine the present value. The discount rate we use in the calculation is 5.17% for the assumed investment return of 3.5% and 6.67% for the assumed investment return of 5%. (See “Charges — Surrender charge under Annuity Payout Plan E.”) A 10% IRS penalty tax could apply if you take a surrender. (See “Taxes.”)

•	Guaranteed Withdrawal Benefit Annuity Payout Option (available only under contracts with a SecureSource rider, the Guarantor Withdrawal Benefit for Life or Guarantor Withdrawal Benefit riders): This fixed annuity payout option is an alternative to the above annuity payout plans. This option may not be available if the contract is a qualified annuity. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS. Under this option, the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid will not exceed the total RBA at the time you begin this fixed payout option (see “Optional Benefits — SecureSource Riders”, “Appendix I: Guarantor Withdrawal Benefit for Life Rider” or “Appendix J: Guarantor Withdrawal Benefit Rider”). The amount paid in the current contract year will be reduced for any prior withdrawals in that year. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at the time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary.

Annuity payout plan requirements for qualified annuities: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will generally meet

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certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

•	in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or

•	over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.

If we do not receive instructions: You must give us written instructions for the annuity payouts at least 30 days before the annuitant’s retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

If monthly payouts would be less than $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum.

Death after annuity payouts begin: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

Taxes

Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay income tax until there is a taxable distribution (or deemed distribution) from the contract. We will send a tax information reporting form for any year in which we made a taxable or reportable distribution according to our records.

NONQUALIFIED ANNUITIES
Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Federal tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.

Annuity payouts: Generally, unlike withdrawals described below, the taxation of annuity payouts are subject to exclusion ratios, i.e. in most cases, a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity — no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See “The Annuity Payout Period — Annuity Payout Plans.”)

Beginning in 2011, federal tax law permits taxpayers to annuitize a portion of their nonqualified annuity while leaving the remaining balance to continue to grow tax-deferred. Under the new partial annuitization rules, the portion annuitized must be received as an annuity for a period of 10 years or more, or for the lives of one or more individuals. If this requirement is met, the annuitized portion and the tax-deferred balance will generally be treated as two separate contracts for income tax purposes only. If a contract is partially annuitized, the investment in the contract is allocated between the deferred and the annuitized portions on a pro rata basis.

Withdrawals: Generally, if you withdraw all or part of your nonqualified annuity before your annuity payouts begin, including withdrawals under any optional withdrawal benefit rider, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract. Different rules may apply if you exchange another contract into this contract.

You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.

Withholding: If you receive taxable income as a result of an annuity payout or withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct federal, and in some cases state withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, and you have a valid U.S. address, you may be able to elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the

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distribution is any other type of payment (such as partial or full withdrawal) we compute federal income tax withholding using 10% of the taxable portion.

The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.

Some states also may impose income tax withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state income tax withholding from the payment.

Death benefits to beneficiaries: The death benefit under a nonqualified contract is not exempt from estate (federal or state) taxes. In addition, for income tax purposes, any amount your beneficiary receives that exceeds the investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments. (See also “Benefits in Case of Death — If You Die Before the Retirement Start Date”).

Net Investment Income Tax (also known as Medicare contribution tax): Effective for taxable years beginning on or after January 1, 2013, certain high-income individuals (as well as estates and trusts) are subject to a new 3.8% net investment income tax (as an addition to income taxes). For individuals, the 3.8% tax applies to the lesser of (1) the amount by which the taxpayer’s modified adjusted gross income exceeds $200,000 ($250,000 for married filing jointly and surviving spouses; $125,000 for married filing separately) or (2) the taxpayer’s “net investment income.” Net investment income includes taxable income from nonqualified annuities. Annuity holders are advised to consult their tax advisor regarding the possible implications of this additional tax.

Annuities owned by corporations, partnerships or irrevocable trusts: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person(s) only, the income may remain tax-deferred until withdrawn or paid out.

Penalties: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

•	because of your death or in the event of nonnatural ownership, the death of the annuitant;

•	because you become disabled (as defined in the Code);

•	if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

•	if it is allocable to an investment before Aug. 14, 1982; or

•	if annuity payouts are made under immediate annuities as defined by the Code.

Transfer of ownership: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be taxed as a withdrawal for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner’s investment in the contract will be equal to the investment in the contract at the time of the transfer plus any earnings included in the original owner’s taxable income as a result of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Similar rules apply if you transfer ownership for full consideration. Please consult your tax advisor for further details.

1035 Exchanges: Section 1035 of the Code permits nontaxable exchanges of certain insurance policies, endowment contracts, annuity contracts and qualified long-term care insurance contracts, while providing for continued tax deferral of earnings. In addition, Section 1035 permits the carryover of the investment in the contract from the old policy or contract to the new policy or contract. In a 1035 exchange one policy or contract is exchanged for another policy or contract. The following are nontaxable exchanges: (1) the exchange of a life insurance policy for another life insurance policy or for an endowment, annuity or qualified long-term care insurance contract, (2) the exchange of an endowment contract for an annuity contract, or for an endowment contract under which payments will begin no later than payments would have begun under the contract exchanged, (3) the exchange of an annuity contract for another annuity contract or for a qualified long-term insurance contract, and (4) the exchange of a qualified long-term care insurance contract for a qualified long-term care insurance contract. Additionally, other tax rules may apply. However, if the insurance policy has an outstanding loan, there may be tax consequences. Depending on the issue date of your original policy or contract, there may be tax or other benefits that are given up to gain the benefits of the new policy or contract. Consider whether the features and benefits of the new policy or contract outweigh any tax or other benefits of the old contract.

For a partial exchange of an annuity contract for another annuity contract, the 1035 exchange is generally tax-free. The investment in the original contract and the earnings on the contract will be allocated proportionately between the original and new contracts. However, per IRS Revenue Procedure 2011-38, if withdrawals are taken from either contract within the 180-day period following an exchange, the IRS will apply general tax principles to determine the appropriate tax treatment of

RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS 69

the exchange and subsequent withdrawal. As a result, there may be unexpected tax consequences. You should consult your tax advisor before taking any withdrawal from either contract during the 180-day period following a partial exchange. Different IRS limitations on withdrawals apply to partial exchanges completed prior to October 24, 2011.

Assignment: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed as a deemed distribution and you may have to pay a 10% IRS penalty.

QUALIFIED ANNUITIES
Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan’s Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.

Annuity payouts: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

Annuity payouts from Roth IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

Withdrawals: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire withdrawal will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

Withdrawals from Roth IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

Required Minimum Distributions: Retirement plans (except for Roth IRAs) are subject to required withdrawals called required minimum distributions (“RMDs”) beginning at age 70 1/2. RMDs are based on the fair market value of your contract at year-end divided by the life expectancy factor. Certain death benefits and optional riders may be considered in determining the fair market value of your contract for RMD purposes. This may cause your RMD to be higher. Inherited IRAs (including inherited Roth IRAs) are subject to special required minimum distribution rules. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.

Withholding for IRAs, Roth IRAs, SEPs and SIMPLE IRAs: If you receive taxable income as a result of an annuity payout or a withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full withdrawal) we compute federal income tax withholding using 10% of the taxable portion.

The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.

Some states also may impose income tax withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state income tax withholding from the payment.

Withholding for all other qualified annuities: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan. Payments made to a surviving spouse instead of being directly rolled over to an IRA are also subject to mandatory 20% income tax withholding.

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In the below situations, the distribution is subject to an optional 10% withholding instead of the mandatory 20% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.

•	the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

•	the payout is a RMD as defined under the Code;

•	the payout is made on account of an eligible hardship; or

•	the payout is a corrective distribution.

State withholding also may be imposed on taxable distributions.

Penalties: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:

•	because of your death;

•	because you become disabled (as defined in the Code);

•	if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

•	if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only);

•	to pay certain medical or education expenses (IRAs only); or

•	if the distribution is made from an inherited IRA.

Death benefits to beneficiaries: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met. (See also “Benefits in Case of Death — If you Die Before the Retirement Date”).

Change of retirement plan type: IRS regulations allow for rollovers of certain retirement plan distributions. In some circumstances, you may be able to have an intra-contract rollover, keeping the same features and conditions. If the annuity contract you have does not support an intra-contract rollover, you are able to request an IRS approved rollover to another annuity contract or other investment product that you choose. If you choose another annuity contract or investment product, you will be subject to new rules, including a new withdrawal charge schedule for an annuity contract, or other product rules as applicable.

Assignment: You may not assign or pledge your qualified contract as collateral for a loan.

OTHER
Purchase payment credits: These are considered earnings and are taxed accordingly when withdrawn or paid out.

Special considerations if you select any optional rider: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.

We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.

Important: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.

RiverSource Life of NY’s tax status: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount’s value. This investment income, including realized capital gains, is not subject to any withholding for federal

RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS 71

or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities or in our tax status as we then understand it.

Tax qualification: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

Spousal status: Under the Code, spousal continuation and certain distribution options are available only to a person who is defined as a “spouse” under the Federal Defense of Marriage Act or other applicable Federal law. All contract provisions will be interpreted and administered in accordance with the requirements of the Code. Therefore, under current Federal law, if you are in the civil union or you are contemplating a civil union or same-sex marriage, you should note that the favorable tax treatment afforded under Federal law would not be available to the same-sex partner or same-sex spouse. Same-sex partners or spouses who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax adviser.

Voting Rights

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

•	the reserve held in each subaccount for your contract; divided by

•	the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders’ meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

Substitution of Investments

We may substitute the funds in which the subaccounts invest if:

•	laws or regulations change;

•	the existing funds become unavailable; or

•	in our judgment, the funds no longer are suitable (or are not the most suitable) for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

•	add new subaccounts;

•	combine any two or more subaccounts;

•	transfer assets to and from the subaccounts or the variable account; and

•	eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the Columbia Variable Portfolio — Cash Management Fund (Class 3). You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see “Transferring Between Accounts” above).

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In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

About the Service Providers

PRINCIPAL UNDERWRITER
RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as the principal underwriter and general distributor of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

Sales of the Contract

•	Only securities broker-dealers (“selling firms”) registered with the SEC and members of the FINRA may sell the contract.

•	The contracts are continuously offered to the public through authorized selling firms. We and RiverSource Distributors have a sales agreement with the selling firm. The sales agreement authorizes the selling firm to offer the contracts to the public. RiverSource Distributors pays the selling firm (or an affiliated insurance agency) for contracts its investment professional sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when contracts are returned under the free look period.

Payments We Make to Selling Firms

•	We may use compensation plans which vary by selling firm. For example, some of these plans pay selling firms a commission of up to 5.25% each time a purchase payment is made. We may also pay ongoing trail commissions of up to 1.00% of the contract value. We do not pay or withhold payment of trail commissions based on which investment options you select.

•	We may pay selling firms an additional sales commission of up to 1.00% of purchase payments for a period of time we select. For example, we may offer to pay an additional sales commission to get selling firms to market a new or enhanced contract or to increase sales during the period.

•	In addition to commissions, we may, in order to promote sales of the contracts, and as permitted by applicable laws and regulation, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. We may offer these promotional incentives to all selling firms. The terms of such arrangements differ between selling firms. These promotional incentives may include but are not limited to:

•	sponsorship of marketing, educational, due diligence and compliance meetings and conferences we or the selling firm may conduct for investment professionals, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;

•	marketing support related to sales of the contract including for example, the creation of marketing materials, advertising and newsletters;

•	providing service to contract owners; and

•	funding other events sponsored by a selling firm that may encourage the selling firm’s investment professionals to sell the contract.

These promotional incentives or reimbursements may be calculated as a percentage of the selling firm’s aggregate, net or anticipated sales and/or total assets attributable to sales of the contract, and/or may be a fixed dollar amount. As noted below this additional compensation may cause the selling firm and its investment professionals to favor the contracts.

Sources of Payments to Selling Firms
We pay the commissions and other compensation described above from our assets. Our assets may include:

•	revenues we receive from fees and expenses that you will pay when buying, owning and making a surrender from the contract (see “Expense Summary”);

•	compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see “The Variable Account and the Funds — The Funds”);

•	compensation we or an affiliate receive from a fund’s investment adviser, subadviser, distributor or an affiliate of any of these (see “The Variable Account and the Funds — The Funds”); and

•	revenues we receive from other contracts we sell that are not securities and other businesses we conduct.

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You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part or all of the commissions and other compensation described above indirectly through:

•	fees and expenses we collect from contract owners, including surrender charges; and

•	fees and expenses charged by the underlying subaccount funds in which you invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

Potential Conflicts of Interest
Compensation payment arrangements with selling firms can potentially:

•	give selling firms a heightened financial incentive to sell the contract offered in this prospectus over another investment with lower compensation to the selling firm.

•	cause selling firms to encourage their investment professionals to sell you the contract offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.

•	cause selling firms to grant us access to its investment professionals to promote sales of the contract offered in this prospectus, while denying that access to other firms offering similar contracts or other alternative investments which may pay lower compensation to the selling firm.

Payments to Investment Professionals

•	The selling firm pays its investment professionals. The selling firm decides the compensation and benefits it will pay its investment professionals.

•	To inform yourself of any potential conflicts of interest, ask the investment professional before you buy, how the selling firm and its investment professionals are being compensated and the amount of the compensation that each will receive if you buy the contract.

ISSUER
RiverSource Life of NY issues the contracts. We are located at 20 Madison Avenue Extension, Albany, NY 12203 and are a wholly-owned subsidiary of RiverSource Life Insurance Company which is a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business in the state of New York. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

LEGAL PROCEEDINGS
Life insurance companies have been the subject of increasing regulatory, legislative and judicial scrutiny. Numerous state and federal regulatory agencies have commenced examinations and other inquiries of insurance companies regarding sales and marketing practices (including sales to older consumers and disclosure practices), claims handling, and unclaimed property and escheatment practices and procedures.

RiverSource Life of NY is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life of NY believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.

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APPENDICES

Table of Contents and Cross-Reference Table

APPENDIX NAME	PAGE #	CROSS-REFERENCE	PAGE #

Appendix A: Example — Withdrawal Charges	p. 76	Charges — Withdrawal Charges	p. 34

Appendix B: Example — Death Benefits	p. 81	Benefits in Case of Death	p. 49

Appendix C: Example — Accumulation Protector Benefit Rider	p. 82	Optional Benefits — Accumulation Protector Benefit Rider	p. 51

Appendix D: Example — SecureSource Riders	p. 83	Optional Benefits — SecureSource Riders	p. 53

Appendix E: SecureSource Riders — Additional RMD Disclosure	P. 87	Optional Benefits — SecureSource Riders	p. 53

Appendix F: Purchase Payment Credits for Eligible Contracts	p. 89	Buying Your Contract — Purchase Payment Credits	p. 31

Appendix G: Asset Allocation Program for Contracts with Applications Signed Before June 19, 2006	p. 90	N/A

Appendix H: Guarantor Withdrawal Benefit for Life Rider Disclosure	p. 91	N/A
Appendix I: Guarantor Withdrawal Benefit Rider Disclosure	p. 104	N/A

Appendix J: Income Assurer Benefit Riders	p. 111	N/A
Appendix K: Condensed Financial Information (Unaudited)	p. 120	Condensed Financial Information (Unaudited)	p. 15

The purpose of these appendices is first to illustrate the operation of various contract features and riders; second, to provide additional disclosure regarding various contract features and riders; and lastly, to provide condensed financial history (unaudited) of the subaccounts.

In order to demonstrate the contract features and riders, an example may show hypothetical contract values. These contract values do not represent past or future performance. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts, DCA fixed account, and one-year fixed account and the fees and charges that apply to your contract.

The examples of death benefits and optional riders in appendices B through D and H through J include a partial withdrawal to illustrate the effect of a partial withdrawal on the particular benefit. These examples are intended to show how the optional riders operate, and do not take into account whether the rider is part of a qualified contract. Qualified contracts are subject to required minimum distributions at certain ages which may require you to take partial withdrawals from the contract (see “Taxes — Qualified Annuities — Required Minimum Distributions”). If you are considering the addition of certain death benefits and/or optional riders to a qualified contract, you should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.

RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS 75

Appendix A: Example — Withdrawal Charges

For purposes of calculating any withdrawal charge, including the examples illustrated below, we treat amounts withdrawn from your contract value in the following order:

1.	First, in each contract year, we withdraw amounts totaling:

•	up to 10% of your prior anniversary’s contract value or your contract’s remaining benefit payment if you elected the Guarantor Withdrawal Benefit rider and your remaining benefit payment is greater than 10% of your prior anniversary’s contract value. We do not assess a withdrawal charge on this amount.

•	up to 10% of your prior anniversary’s contract value or the greater of your contract’s remaining benefit payment or remaining annual lifetime payment if you elected a SecureSource rider or the Guarantor Withdrawal Benefit for Life rider, and the greater of your RALP and your remaining benefit payment is greater than 10% of your prior anniversary’s contract value. We do not assess a withdrawal charge on this amount.

2.	Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.

3.	Next we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.

4.	Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a “first-in, first-out” (FIFO) basis. We do assess a withdrawal charge on these payments.

After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn (PPW) in numbers three and four above as:

       PPW = XSF + (ACV – XSF) / (CV – TFA) × (PPNPW – XSF)

If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.

We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount, the one-year fixed account or the DCA fixed account. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero.

The examples below show how the withdrawal charge for a full and partial withdrawal is calculated for a contract with a seven-year withdrawal charge schedule. Each example illustrates the amount of the withdrawal charge for both a contract that experiences gains and a contract that experiences losses, given the same set of assumptions.

 76  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS

Full withdrawal charge calculation — seven-year withdrawal charge schedule:

This is an example of how we calculate the withdrawal charge on a contract with a seven-year (from the date of each purchase payment) withdrawal charge schedule and the following history:

Assumptions:

•	We receive a single $50,000 purchase payment;

•	During the fourth contract year you withdraw the contract for its total value. The withdrawal charge percentage in the fourth year after a purchase payment is 7.0%; and

•	You have made no prior withdrawals.

We will look at two situations, one where the contract has a gain and another where there is a loss:

		Contract with Gain	Contract with Loss

	Contract value just prior to withdrawal:	$60,000.00	$40,000.00
	Contract value on prior anniversary:	58,000.00	42,000.00
We calculate the withdrawal charge as follows:
Step 1.	First, we determine the amount of earnings available in the contract at the time of withdrawal as:
	Contract value just prior to withdrawal (CV):	$60,000.00	$40,000.00
	Less purchase payments received and not previously withdrawn (PPNPW):	50,000.00	50,000.00

	Earnings in the contract (but not less than zero):	10,000.00	0.00

Step 2.	Next, we determine the Total Free Amount (TFA) available in the contract as the greatest of the following values:
	Earnings in the contract:	10,000.00	0.00
	10% of the prior anniversary’s contract value:	5,800.00	4,200.00

	TFA (but not less than zero):	10,000.00	4,200.00

Step 3.	Next we determine ACV, the amount by which the contract value withdrawn exceeds earnings.
	Contract value withdrawn:	60,000.00	40,000.00
	Less earnings in the contract:	10,000.00	0.00

	ACV (but not less than zero):	50,000.00	40,000.00

Step 4.	Next we determine XSF, the amount by which 10% of the prior anniversary’s contract value exceeds earnings.
	10% of the prior anniversary’s contract value:	5,800.00	4,200.00
	Less earnings in the contract:	10,000.00	0.00

	XSF (but not less than zero):	0.00	4,200.00

Step 5.	Now we can determine how much of the PPNPW is being withdrawn (PPW) as follows:

	PPW = XSF + (ACV – XSF) / (CV – TFA) × (PPNPW – XSF)

	XSF from Step 4 =	0.00	4,200.00
	ACV from Step 3 =	50,000.00	40,000.00
	CV from Step 1 =	60,000.00	40,000.00
	TFA from Step 2 =	10,000.00	4,200.00
	PPNPW from Step 1 =	50,000.00	50,000.00

	PPW =	50,000.00	50,000.00

RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS 77

Step 6.	We then calculate the withdrawal charge as a percentage of PPW. Note that for a contract with a loss, PPW may be greater than the amount you request to withdraw:
	PPW:	$50,000.00	$50,000.00
	less XSF:	0.00	4,200.00

	amount of PPW subject to a withdrawal charge:	50,000.00	45,800.00
	multiplied by the withdrawal charge rate:	× 7.0%	× 7.0%

	withdrawal charge:	3,500.00	3,206.00

Step 7.	The dollar amount you will receive as a result of your full withdrawal is determined as:
	Contract value withdrawn:	60,000.00	40,000.00
	Withdrawal charge:	(3,500.00)	(3,206.00)
	Contract charge (assessed upon full withdrawal):	(40.00)	(40.00)

	Net full withdrawal proceeds:	56,460.00	36,754.00

 78  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS

Partial withdrawal charge calculation — seven-year withdrawal charge schedule:

This is an example of how we calculate the withdrawal charge on a contract with a seven-year (from the date of each purchase payment) withdrawal charge schedule and the following history:

Assumptions:

•	We receive a single $50,000 purchase payment;

•	During the fourth contract year you request a net partial withdrawal of $15,000.00. The withdrawal charge percentage in the fourth year after a purchase payment is 7.0%; and

•	You have made no prior withdrawals.

We will look at two situations, one where the contract has a gain and another where there is a loss:

	Contract with Gain	Contract with Loss

Contract value just prior to withdrawal:	$60,000.00	$40,000.00
Contract value on prior anniversary:	58,000.00	42,000.00

We determine the amount of contract value that must be withdrawn in order for the net partial withdrawal proceeds to match the amount requested. We start with an estimate of the amount of contract value to withdraw and calculate the resulting withdrawal charge and net partial withdrawal proceeds as illustrated below. We then adjust our estimate and repeat until we determine the amount of contract value to withdraw that generates the desired net partial withdrawal proceeds.

We calculate the withdrawal charge for each estimate as follows:
Step 1.	First, we determine the amount of earnings available in the contract at the time of withdrawal as:
	Contract value just prior to withdrawal (CV):	$60,000.00	$40,000.00
	Less purchase payments received and not previously withdrawn (PPNPW):	50,000.00	50,000.00

	Earnings in the contract (but not less than zero):	10,000.00	0.00
Step 2.	Next, we determine the Total Free Amount (TFA) available in the contract as the greatest of the following values:
	Earnings in the contract:	10,000.00	0.00
	10% of the prior anniversary’s contract value:	5,800.00	4,200.00

	TFA (but not less than zero):	10,000.00	4,200.00
Step 3.	Next we determine ACV, the amount by which the contract value withdrawn exceeds earnings.
	Contract value withdrawn:	15,376.34	16,062.31
	Less earnings in the contract:	10,000.00	0.00

	ACV (but not less than zero):	5,376.34	16,062.31
Step 4.	Next we determine XSF, the amount by which 10% of the prior anniversary’s contract value exceeds earnings.
	10% of the prior anniversary’s contract value:	5,800.00	4,200.00
	Less earnings in the contract:	10,000.00	0.00

	XSF (but not less than zero):	0.00	4,200.00

RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS 79

Step 5.	Now we can determine how much of the PPNPW is being withdrawn (PPW) as follows:

	PPW = XSF + (ACV – XSF) / (CV – TFA) × (PPNPW – XSF)

	XSF from Step 4 =	$0.00	$4,200.00
	ACV from Step 3 =	5,376.34	16,062.31
	CV from Step 1 =	60,000.00	40,000.00
	TFA from Step 2 =	10,000.00	4,200.00
	PPNPW from Step 1 =	50,000.00	50,000.00

	PPW =	5,376.34	19,375.80

Step 6.	We then calculate the withdrawal charge as a percentage of PPW. Note that for a contract with a loss, PPW may be greater than the amount you request to withdraw:
	PPW:	5,376.34	19,375.80
	less XSF:	0.00	4,200.00

	amount of PPW subject to a withdrawal charge:	5,376.34	15,175.80
	multiplied by the withdrawal charge rate:	× 7.0%	× 7.0%

	withdrawal charge:	376.34	1,062.31
Step 7.	The dollar amount you will receive as a result of your partial withdrawal is determined as:
	Contract value withdrawn:	15,376.34	16,062.31
	Withdrawal charge:	(376.34)	(1,062.31)

	Net partial withdrawal proceeds:	15,000.00	15,000.00

 80  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS

Appendix B: Example — Death Benefits

Example — ROP Death Benefit

Assumptions:

•	You purchase the contract with a payment of $20,000; and

•	on the first contract anniversary you make an additional purchase payment of $5,000; and

•	during the second contract year the contract value falls to $22,000 and you take a $1,500 (including withdrawal charge) partial withdrawal; and

•	during the third contract year the contract value grows to $23,000.

We calculate the ROP Death Benefit as follows:
Contract value at death:	$23,000.00

Purchase payments minus adjusted partial withdrawals:
Total purchase payments:	$25,000.00
minus adjusted partial withdrawals calculated as:
$1,500 × $25,000 $22,000 =	–1,704.55

for a death benefit of:	$23,295.45

The ROP Death Benefit, calculated as the greatest of these two values:	$23,295.45

Example — MAV Death Benefit

Assumptions:

•	You purchase the contract with a payment of $25,000; and

•	on the first contract anniversary the contract value grows to $26,000; and

•	during second contract year the contract value falls to $22,000, at which point you take a $1,500 (including withdrawal charge) partial withdrawal, leaving a contract value of $20,500.

We calculate the MAV Death Benefit, which is based on the greater of three values, as follows:
1. Contract value at death:	$20,500.00

2. Purchase payments minus adjusted partial withdrawals:
Total purchase payments:	$25,000.00
minus adjusted partial withdrawals, calculated as:
$1,500 × $25,000 $22,000 =	–1,704.55

for a death benefit of:	$23,295.45

3. The MAV immediately preceding the date of death:
Greatest of your contract anniversary values:	$26,000.00
plus purchase payments made since the prior anniversary:	+0.00
minus the death benefit adjusted partial withdrawals, calculated as:
$1,500 × $26,000 $22,000 =	–1,772.73

for a death benefit of:	$24,227.27

The MAV Death Benefit, calculated as the greatest of these three values, which is the MAV:	$24,227.27

RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS 81

Appendix C: Example — Accumulation Protector Benefit Rider

The following example shows how the Accumulation Protector Benefit rider works based on hypothetical values. It is not intended to depict investment performance of the contract.

The example assumes:

•	You purchase the contract (with the Accumulation Protector Benefit rider) with a payment of $100,000. No purchase payment credit applies.

•	You make no additional purchase payments.

•	You do not exercise the elective step-up option

•	The Accumulation Protector Benefit rider fee is 0.80%.

		Partial			Accumulation
End of	Assumed	Withdrawal	Adjusted		Protector
Contract	Net Rate	(beginning	Partial		Benefit	Contract
Year	of Return	of year)	Withdrawal	MCAV	Amount	Value

1	12%	0	0	100,000	0	111,104

2	15%	0	0	101,398	0	126,747

3	3%	0	0	103,604	0	129,505

4	–8%	0	0	103,604	0	118,192

5	–15%	0	0	103,604	0	99,634

6	20%	2,000	2,080	101,525	0	116,224

7	15%	0	0	106,071	0	132,588

8	–10%	0	0	106,071	0	118,375

9	–20%	5,000	4,480	101,590	0	89,851

10	–12%	0	0	101,590	23,334	78,256

 82  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS

Appendix D: Example — SecureSource Riders

EXAMPLE #1: Single Life benefit: Covered person has not reached age 68 at the time the contract and rider are purchased.

Assumptions:

•	You purchase the contract with a payment of $100,000 and make no additional payments to the contract.

•	You are the sole owner and also the annuitant. You are age 63.

•	Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in bold.

•	You elect the Moderate PN program investment option at issue. On the 1st contract anniversary, you elect to change to the Moderately Aggressive PN program investment option. The target investment option under the contract is the Moderate PN program investment option.

			Hypothetical
Contract			Assumed
Duration	Purchase	Partial	Contract	Basic Withdrawal Benefit						Lifetime Withdrawal Benefit
in Years	Payments	Withdrawals	Value	GBA		RBA		GBP	RBP	ALP			RALP

At Issue	$100,000	$ N/A	$100,000	$100,000		$100,000		$7,000	$7,000	$	N/A		$	N/A

0.5	0	5,000	92,000	100,000		95,000		7,000	2,000		N/A			N/A

1	0	0	90,000	90,000	(1)	90,000	(1)	6,300	6,300		N/A			N/A

2	0	0	81,000	90,000		90,000		6,300	6,300		N/A			N/A

5	0	0	75,000	90,000		90,000		6,300	6,300		5,400	(2)		5,400	(2)

5.5	0	5,400	70,000	90,000		84,600		6,300	900		5,400			0

6	0	0	69,000	90,000		84,600		6,300	6,300		5,400			5,400

6.5	0	6,300	62,000	90,000		78,300		6,300	0		3,720	(3)		0

7	0	0	64,000	90,000		78,300		6,300	6,300		3,840			3,840

7.5	0	10,000	51,000	51,000	(4)	51,000	(4)	3,570	0		3,060	(4)		0

8	0	0	55,000	55,000		55,000		3,850	3,850		3,300			3,300

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation, contract ownership change, or PN program investment option changes), you can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your death or the RBA is reduced to zero.

(1)	Allocation to the Moderately Aggressive PN program investment option during a withdrawal phase will reset the benefit. The GBA is reset to the lesser of the prior GBA or the contract value. The RBA is reset to the lesser of the prior RBA or the contract value. The ALP (if established) is reset to the lesser of the prior ALP or 6% of the contract value. Any future withdrawals will reallocate your contract value to the Moderate investment option if you are invested more aggressively than the Moderate PN program investment option.
(2)	The ALP and RALP are established on the contract anniversary date following the date the covered person reaches age 68 as 6% of the RBA.
(3)	The $6,300 withdrawal is greater than the $5,400 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4)	The $10,000 withdrawal is greater than both the $6,300 RBP allowed under the basic withdrawal benefit and the $3,840 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS 83

EXAMPLE #2: Single Life benefit: Covered person has reached 68 at the time the contract and rider are purchased.

Assumptions:

•	You purchase the contract with a payment of $100,000 and make no additional payments to the contract.

•	You are the sole owner and also the annuitant. You are age 68.

•	Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in bold.

•	Your death occurs after 6 1/2 contract years and your spouse continues the contract and rider. Your spouse is over age 68 and is the new covered person.

			Hypothetical
Contract			Assumed
Duration	Purchase	Partial	Contract	Basic Withdrawal Benefit							Lifetime Withdrawal Benefit
in Years	Payments	Withdrawals	Value	GBA		RBA		GBP	RBP		ALP		RALP

At Issue	$100,000	$ N/A	$100,000	$100,000		$100,000		$7,000	$7,000		$6,000		$6,000

1	0	0	105,000	105,000		105,000		7,350	7,000	(1)	6,300		6,000	(1)

2	0	0	110,000	110,000		110,000		7,700	7,000	(1)	6,600		6,000	(1)

3	0	0	110,000	110,000		110,000		7,700	7,700	(2)	6,600		6,600	(2)

3.5	0	6,600	110,000	110,000		103,400		7,700	1,100		6,600		0

4	0	0	115,000	115,000		115,000		8,050	8,050		6,900		6,900

4.5	0	8,050	116,000	115,000		106,950		8,050	0		6,900	(3)	0

5	0	0	120,000	120,000		120,000		8,400	8,400		7,200		7,200

5.5	0	10,000	122,000	120,000	(4)	110,000	(4)	8,400	0		7,200	(4)	0

6	0	0	125,000	125,000		125,000		8,750	8,750		7,500		7,500

6.5	0	0	110,000	125,000		125,000		8,750	8,750		6,600	(5)	6,600	(5)

7	0	0	105,000	125,000		125,000		8,750	8,750		6,600		6,600

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, contract ownership change, or PN program investment option changes), your spouse can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $6,600 each year until the later of your spouse’s death or the RBA is reduced to zero.

(1)	The annual step-up has not been applied to the RBP or RALP because any withdrawal after step up during the waiting period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the waiting period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.
(2)	On the third anniversary (after the end of the waiting period), the RBP and RALP are set equal to the GBP and ALP, respectively.
(3)	The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4)	The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(5)	At spousal continuation, the ALP is reset to the lesser of the prior ALP or 6% of the contract value and the RALP is reset to the ALP.

 84  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS

EXAMPLE #3: Joint Life benefit: Younger covered spouse has not reached 68 at the time the contract and rider are purchased.

Assumptions:

•	You purchase the contract with a payment of $100,000 and make no additional payments to the contract.

•	You are age 62 and your spouse is age 63.

•	Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 5.5% of the contract value is greater than the ALP. Applied annual step-ups are indicated in bold.

•	You elect the Moderate PN program investment option at issue. On the 1st contract anniversary, you elect to change to the Moderately Aggressive PN program investment option. The target PN program investment option under the contract is the Moderate PN program investment option.

•	Your death occurs after 9 1/2 contract years and your spouse continues the contract and rider; the lifetime benefit is not reset.

			Hypothetical
Contract			Assumed
Duration	Purchase	Partial	Contract	Basic Withdrawal Benefit						Lifetime Withdrawal Benefit
in Years	Payments	Withdrawals	Value	GBA		RBA		GBP	RBP	ALP			RALP

At Issue	$100,000	$ N/A	$100,000	$100,000		$100,000		$7,000	$7,000	$	N/A		$	N/A

0.5	0	5,000	92,000	100,000		95,000		7,000	2,000		N/A			N/A

1	0	0	90,000	90,000	(1)	90,000	(1)	6,300	6,300		N/A			N/A

2	0	0	81,000	90,000		90,000		6,300	6,300		N/A			N/A

6	0	0	75,000	90,000		90,000		6,300	6,300		4,950	(2)		4,950	(2)

6.5	0	4,950	70,000	90,000		85,050		6,300	1,350		4,950			0

7	0	0	69,000	90,000		85,050		6,300	6,300		4,950			4,950

7.5	0	6,300	62,000	90,000		78,750		6,300	0		3,410	(3)		0

8	0	0	64,000	90,000		78,750		6,300	6,300		3,520			3,520

8.5	0	10,000	51,000	51,000	(4)	51,000	(4)	3,570	0		2,805	(4)		0

9	0	0	55,000	55,000		55,000		3,850	3,850		3,025			3,025

9.5	0	0	54,000	55,000		55,000		3,850	3,850		3,025			3,025

10	0	0	52,000	55,000		55,000		3,850	3,850		3,025			3,025

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, or PN program model portfolio or investment option changes), your spouse can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,025 each year until the later of your spouse’s death or the RBA is reduced to zero.

(1)	Allocation to the Moderately Aggressive investment option during a withdrawal phase will reset the benefit. The GBA is reset to the lesser of the prior GBA or the contract value. The RBA is reset to the lesser of the prior RBA or the contract value. The ALP is reset to the lesser of the prior ALP or 5.5% of the contract value. Any future withdrawals will reallocate your contract value to the Moderate investment option if you are invested more aggressively than the Moderate investment option.
(2)	The ALP and RALP are established on the contract anniversary date following the date the younger covered spouse reaches age 68 as 5.5% of the RBA.
(3)	The $6,300 withdrawal is greater than the $4,950 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 5.5% of the contract value following the withdrawal.
(4)	The $10,000 withdrawal is greater than both the $6,300 RBP allowed under the basic withdrawal benefit and the $3,520 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 5.5% of the contract value following the withdrawal.

RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS 85

EXAMPLE #4: Joint Life benefit: Younger covered spouse has reached 68 at the time the contract and rider are purchased.

Assumptions:

•	You purchase the contract with a payment of $100,000 and make no additional payments to the contract.

•	You are age 71 and your spouse is age 70.

•	Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 5.5% of the contract value is greater than the ALP. Applied annual step-ups are indicated in bold.

•	Your death occurs after 6 1/2 contract years and your spouse continues the contract and rider; the lifetime benefit is not reset.

			Hypothetical
			Assumed
Contract	Purchase	Partial	Contract	Basic Withdrawal Benefit							Lifetime Withdrawal Benefit
Duration	Payments	Withdrawals	Value	GBA		RBA		GBP	RBP		ALP		RALP

At issue	$100,000	$ N/A	$100,000	$100,000		$100,000		$7,000	$7,000		$5,500		$5,500

1	0	0	105,000	105,000		105,000		7,350	7,000	(1)	5,775		5,500	(1)

2	0	0	110,000	110,000		110,000		7,700	7,000	(1)	6,050		5,500	(1)

3	0	0	110,000	110,000		110,000		7,700	7,700	(2)	6,050		6,050	(2)

3.5	0	6,050	110,000	110,000		103,950		7,700	1,650		6,050		0

4	0	0	115,000	115,000		115,000		8,050	8,050		6,325		6,325

4.5	0	8,050	116,000	115,000		106,950		8,050	0		6,325	(3)	0

5	0	0	120,000	120,000		120,000		8,400	8,400		6,600		6,600

5.5	0	10,000	122,000	120,000	(4)	110,000	(4)	8,400	0		6,600	(4)	0

6	0	0	125,000	125,000		125,000		8,750	8,750		6,875		6,875

6.5	0	0	110,000	125,000		125,000		8,750	8,750		6,875		6,875

7	0	0	105,000	125,000		125,000		8,750	8,750		6,875		6,875

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, or PN program investment option changes), your spouse can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $6,875 each year until the later of your spouse’s death or the RBA is reduced to zero.

(1)	The annual step-up has not been applied to the RBP or RALP because any withdrawal after step up during the waiting period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the waiting period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.
(2)	On the third anniversary (after the end of the waiting period), the RBP and RALP are set equal to the GBP and ALP, respectively.
(3)	The $8,050 withdrawal is greater than the $6,325 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 5.5% of the contract value following the withdrawal.
(4)	The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $6,600 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 5.5% of the contract value following the withdrawal.

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Appendix E: SecureSource® Riders — Additional RMD Disclosure

This appendix describes our current administrative practice for determining the amount of withdrawals in any contract year which an owner may take under a SecureSource rider to satisfy the RMD rules under 401(a)(9) of the Code without application of the excess withdrawal processing described in the rider. We reserve the right to modify this administrative practice at any time upon 30 days’ written notice to you.

For owners subject to annual RMD rules under Section 401(a)(9) of the Code, the amounts you withdraw each year from this contract to satisfy these rules are not subject to excess withdrawal processing under the terms of the rider subject to the following rules and our current administrative practice:

(1)	If on the date we calculated your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA), it is greater than the RBP from the beginning of the current contract year,

•	Basic Additional Benefit Amount (BABA) will be set equal to that portion of your ALERMDA that exceeds the RBP from the beginning of the current contract year.
•	Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.
•	Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the BABA. These withdrawals will not be considered excess withdrawals with regard to the GBA and RBA as long as they do not exceed the remaining BABA.
•	Once the BABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the GBA and RBA and will subject them all to the excess withdrawal processing described in the SecureSource rider.

(2)	If on the date we calculated your ALERMDA, it is greater than the RALP from the beginning of the current Contract Year,

•	A Lifetime Additional Benefit Amount (LABA) will be set equal to that portion of your ALERMDA that exceeds the RALP from the beginning of the current contract year.
•	Any withdrawals taken in a contract year will count first against and reduce the RALP for that contract year.
•	Once the RALP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the LABA. These withdrawals will not be considered excess withdrawals with regard to the ALP as long as they do not exceed the remaining LABA. Withdrawals will not be considered excess withdrawals unless amounts withdrawn exceed combined RALP and LABA values.
•	Once the LABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the ALP and will subject the ALP to the excess withdrawal processing described by the SecureSource rider.

(3)	If the ALP is established on a policy anniversary where your current ALERMDA is greater than the new RALP,

•	An initial LABA will be set equal to that portion of your ALERMDA that exceeds the new RALP.
•	This new LABA will be immediately reduced by the amount that total withdrawals in the current calendar year exceed the new RALP, but shall not be reduced to less than zero.

The ALERMDA is:

(1)	determined by us each calendar year;

(2)	based on your initial purchase payment and not the actual contract value in the calendar year of contract issue and therefore may not be sufficient to allow you to withdraw your RMD without causing an excess withdrawal;

(3)	based solely on the value of the contract to which the SecureSource rider is attached as of the date we make the determination;

(4)	based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and

(5)	based on the company’s understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable on the effective date of this prospectus, to:

1.	an individual retirement annuity (Section 408(b));
2.	a Roth individual retirement account (Section 408A);
3.	a Simplified Employee Pension plan (Section 408(k));
4.	a tax-sheltered annuity rollover (Section 403(b)).

In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your SecureSource rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your available RBP or RALP amount and may result in the reduction of your GBA, RBA, and/or ALP as described under the excess withdrawal provision of the rider.

In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g., ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by

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us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.

Please contact your tax advisor about the impact of those rules prior to purchasing the SecureSource rider.

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Appendix F: Purchase Payment Credits for Eligible Contracts

Contracts with a seven-year withdrawal charge schedule with applications signed before June 19, 2006 will receive a purchase payment credit for any purchase payment made to the contract.

We apply a credit to your contract of 1% of your current purchase payment. We apply this credit immediately. We allocate the credit to the one-year fixed account and the subaccounts in the same proportions as your purchase payment.

We will reverse credits from the contract value for any purchase payment that is not honored (if, for example, your purchase payment check is returned for insufficient funds).

Because of higher charges, there may be circumstances where you may be worse off for having received the credit than in other contracts. All things being equal (such as guarantee availability or fund performance and availability), this may occur if you hold your contract for 15 years or more. This also may occur if you make a full withdrawal in the first seven years. You should consider these higher charges and other relevant factors before you buy this contract or before you exchange a contract you currently own for this contract.

This credit is made available through revenue from higher withdrawal charges and contract administrative charges than would otherwise be charged. In general, we do not profit from the higher charges assessed to cover the cost of the purchase payment credit. We use all the revenue from these higher charges to pay for the cost of the credits. However, we could profit from the higher charges if market appreciation is higher than expected or if contract owners hold their contracts for longer than expected.

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Appendix G: Asset Allocation Program for Contracts with Applications Signed Before June 19, 2006

ASSET ALLOCATION PROGRAM
For contracts with applications signed before June 19, 2006, we offered an asset allocation program. You could elect to participate in the asset allocation program, and there is no additional charge. If you purchased an optional Accumulation Protector Benefit rider, Guarantor Withdrawal Benefit rider or Income Assurer Benefit rider, you are required to participate in the asset allocation program under the terms of the rider.

This asset allocation program allows you to allocate your contract value to a model portfolio that consists of subaccounts and may include the one-year fixed account (if available under the asset allocation program), which represent various asset classes. By spreading your contract value among these various asset classes, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will occur.

Asset allocation does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall. If you choose or are required to participate in the asset allocation program, you are responsible for determining which model portfolio is best for you. Your investment professional can help you make this determination. In addition, your investment professional may provide you with an investor questionnaire, a tool that can help you determine which model portfolio is suited to your needs based on factors such as your investment goals, your tolerance for risk, and how long you intend to invest.

Under the asset allocation program, we have offered five model portfolios ranging from conservative to aggressive. You may not use more than one model portfolio at a time. You are allowed to request a change to another model portfolio twice per contract year. Each model portfolio specifies allocation percentages to each of the subaccounts and/or the one-year fixed account that make up that model portfolio. By participating in the asset allocation program, you authorize us to invest your contract value in the subaccounts and/or one-year fixed account (if included) according to the allocation percentages stated for the specific model portfolio you have selected. You also authorize us to automatically rebalance your contract value quarterly beginning three months after the effective date of your contract in order to maintain alignment with the allocation percentages specified in the model portfolio.

Under the asset allocation program, the subaccounts and/or the one-year fixed account (if included) that make up the model portfolio you selected and the allocation percentages to those subaccounts and/or the one-year fixed account (if included) will not change unless we adjust the composition of the model portfolio to reflect the liquidation, substitution or merger of an underlying fund, a change of investment objective by an underlying fund or when an underlying fund stops selling its shares to the variable account. We reserve the right to change the terms and conditions of the asset allocation program upon written notice to you.

If permitted under applicable securities law, we reserve the right to:

•	reallocate your current model portfolio to an updated version of your current model portfolio; or

•	substitute a fund of funds for your current model portfolio.

We also reserve the right to discontinue the asset allocation program. We will give you 30 days’ written notice of any such change.

If you elected to participate in the asset allocation program, you may discontinue your participation in the program at any time by giving us written notice. Upon cancellation, automated rebalancing associated with the asset allocation program will end. You can elect to participate in the asset allocation program again at any time.

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Appendix H: Guarantor Withdrawal Benefit for Life Rider Disclosure

GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER
The Guarantor Withdrawal Benefit for Life rider is an optional benefit that you may select for an additional annual charge if:

•	your contract application was signed on or after June 19, 2006(1); and

•	you and the annuitant are 80 or younger on the date the contract is issued.

(1)	The Guarantor Withdrawal Benefit for Life rider is not available under an inherited qualified annuity.

You must elect the Guarantor Withdrawal Benefit for Life rider when you purchase your contract. The rider effective date will be the contract issue date.

The Guarantor Withdrawal Benefit for Life rider guarantees that you will be able to withdraw up to a certain amount each year from the contract, regardless of the investment performance of your contract before the annuity payments begin, until you have recovered at minimum all of your purchase payments. And, under certain limited circumstances defined in the rider, you have the right to take a specified amount of partial withdrawals in each contract year until death (see “At Death” heading below) — even if the contract value is zero.

Your contract provides for annuity payouts to begin on the retirement date (see “Buying Your Contract — The Retirement Date”). Before the retirement date, you have the right to withdraw some or all of your contract value, less applicable administrative, withdrawal and rider charges imposed under the contract at the time of the withdrawal (see “Making the Most of Your Contract — Withdrawals”). Because your contract value will fluctuate depending on the performance of the underlying funds in which the subaccounts invest, the contract itself does not guarantee that you will be able to take a certain withdrawal amount each year before the annuity payouts begin, nor does it guarantee the length of time over which such withdrawals can be made before the annuity payouts begin.

The Guarantor Withdrawal Benefit for Life rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and do not intend to elect an annuity payout and wish to ensure that market performance will not adversely affect your ability to withdraw your principal over time.

Under the terms of the Guarantor Withdrawal Benefit for Life rider, the calculation of the amount which can be withdrawn in each contract year varies depending on several factors, including but not limited to the waiting period (see “Waiting period” heading below) and whether or not the lifetime withdrawal benefit has become effective:

(1)	The basic withdrawal benefit gives you the right to take limited partial withdrawals in each contract year and guarantees that over time the withdrawals will total an amount equal to, at minimum, your purchase payments. Key terms associated with the basic withdrawal benefit are “Guaranteed Benefit Payment (GBP),” “Remaining Benefit Payment (RBP),” “Guaranteed Benefit Amount (GBA),” and “Remaining Benefit Amount (RBA).” See these headings below for more information.

(2)	The lifetime withdrawal benefit gives you the right, under certain limited circumstances defined in the rider, to take limited partial withdrawals until the later of death (see “At Death” heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero. Key terms associated with the lifetime withdrawal benefit are “Annual Lifetime Payment (ALP),” “Remaining Annual Lifetime Payment (RALP),” “Covered Person,” and “Annual Lifetime Payment Attained Age (ALPAA).” See these headings below for more information.

Only the basic withdrawal benefit will be in effect prior to the date that the lifetime withdrawal benefit becomes effective. The lifetime withdrawal benefit becomes effective automatically on the rider anniversary date after the covered person reaches age 68, or the rider effective date if the covered person is age 68 or older on the rider effective date (see “Annual Lifetime Payment Attained Age (ALPAA)” heading below).

Provided annuity payouts have not begun, the Guarantor Withdrawal Benefit for Life rider guarantees that you may take the following partial withdrawal amounts each contract year:

•	After the waiting period and before the establishment of the ALP, the rider guarantees that each year you can cumulatively withdraw an amount equal to the GBP;

•	During the waiting period and before the establishment of the ALP, the rider guarantees that each year you can cumulatively withdraw an amount equal to the value of the RBP at the beginning of the contract year;

•	After the waiting period and after the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal the ALP or the GBP, but the rider does not guarantee withdrawals of the sum of both the ALP and the GBP in a contract year;

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•	During the waiting period and after the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RALP or the RBP at the beginning of the contract year, but the rider does not guarantee withdrawals of the sum of both the RALP and the RBP in a contract year;

If you withdraw less than allowed partial withdrawal amount in a contract year, the unused portion cannot be carried over to the next contract year. As long as your partial withdrawals in each contract year do not exceed the annual partial withdrawal amount allowed under the rider, and there has not been a contract ownership change or spousal continuation of the contract, the guaranteed amounts available for partial withdrawals are protected (i.e., will not decrease).

If you withdraw more than the allowed partial withdrawal amount in a contract year, we call this an “excess withdrawal” under the rider. Excess withdrawals trigger an adjustment of a benefit’s guaranteed amount, which may cause it to be reduced (see “GBA Excess Withdrawal Processing,” “RBA Excess Withdrawal Processing,” and “ALP Excess Withdrawal Processing” headings below). Please note that each of the two benefits has its own definition of the allowed annual withdrawal amount. Therefore a partial withdrawal may be considered an excess withdrawal for purposes of the lifetime withdrawal benefit only, the basic withdrawal benefit only, or both.

If your withdrawals exceed the greater of the RBP or the RALP, withdrawal charges under the terms of the contract may apply (see “Charges — Withdrawal Charges”). The amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see “Benefits in Case of Death”). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see “Making the Most of Your Contract — Withdrawals”).

The rider’s guaranteed amounts can be increased at the specified intervals if your contract value has increased. An annual step up feature is available at each contract anniversary, subject to certain conditions, and may be applied automatically to your contract or may require you to elect the step up (see “Annual Step Up” heading below). If you exercise the annual step up election, the spousal continuation step up election (see “Spousal Continuation Step Up” heading below) or change your PN program investment option, the rider charge may change (see “Charges”).

If you take withdrawals during the waiting period, any prior steps ups applied will be reversed and step ups will not be available until the third rider anniversary. You may take withdrawals after the waiting period without reversal of prior step ups.

You should consider whether the Guarantor Withdrawal Benefit for Life rider is appropriate for you because:

•	Lifetime Withdrawal Benefit Limitations: The lifetime withdrawal benefit is subject to certain limitations, including but not limited to:

(a)	Once the contract value equals zero, payments are made for as long as the oldest owner or annuitant is living (see “If Contract Value Reduces to Zero” heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the first death of any owner or annuitant except as otherwise provided below (see “At Death” heading below). Therefore, if there are multiple contract owners or the annuitant is not an owner, the rider may terminate or the lifetime withdrawal benefit may be reduced. This possibility may present itself when:

(i)	There are multiple contract owners — when one of the contract owners dies the benefit terminates even though other contract owners are still living (except if the contract is continued under the spousal continuation provision of the contract); or

(ii)	The owner and the annuitant are not the same persons — if the annuitant dies before the owner, the benefit terminates even though the owner is still living. This is could happen, for example, when the owner is younger than the annuitant. This risk increases as the age difference between owner and annuitant increases.

(b)	Excess withdrawals can reduce the ALP to zero even though the GBA, RBA, GBP and/or RBP values are greater than zero. If the both the ALP and the contract value are zero, the lifetime withdrawal benefit will terminate.

(c)	When the lifetime withdrawal benefit is first established, the initial ALP is based on the basic withdrawal benefit’s RBA at that time (see “Annual Lifetime Payment (ALP)” heading below), unless there has been a spousal continuation or ownership change. Any withdrawal you take before the ALP is established reduces the RBA and therefore may result in a lower amount of lifetime withdrawals you are allowed to take.

(d)	Withdrawals can reduce both the contract value and the RBA to zero prior to the establishment of the ALP. If this happens, the contract and the Guarantor Withdrawal Benefit for Life rider will terminate.

•	Use of Portfolio Navigator Program Required: You must be invested in one of the available PN program investment options of the PN program. This requirement limits your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts or the one-year fixed account (if included) that are available under the contract to contract owners who do not elect this rider. (See “Making the Most of Your Contract — Portfolio Navigator Program.”)

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Subject to state restrictions, we reserve the right to limit the number of model portfolios from which you can select based on the dollar amount of purchase payments you make.

•	Limitations on Purchase Payments: We may also restrict cumulative additional purchase payments to $100,000. For current purchase payment restrictions, please see “Buying Your Contract — Purchase Payments”.

•	Limitations on Purchase of Other Riders under this Contract: If you select the Guarantor Withdrawal Benefit for Life rider, you may not elect the Accumulation Protector Benefit rider.

•	Non-Cancelable: Once elected, the Guarantor Withdrawal Benefit for Life rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin.

•	Interaction with Total Free Amount (TFA) contract provision: The TFA is the amount you are allowed to withdraw from the contract in each contract year without incurring a withdrawal charge (see “Charges — Withdrawal Charge”). The TFA may be greater than the RBP or RALP under this rider. Any amount you withdraw under the contract’s TFA provision that exceeds the RBP or RALP is subject to the excess withdrawal procedures described below for the GBA, RBA and ALP.

You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation.

•	Tax Considerations for Nonqualified Annuities: Under current federal income tax law, withdrawals under nonqualified annuities, including partial withdrawals taken from the contract under the terms of this rider, are treated less favorably than amounts received as annuity payments under the contract (see “Taxes — Nonqualified Annuities”). Withdrawals are taxable income to the extent of earnings. Withdrawals of earnings before age 59 1/2 may incur a 10% IRS early withdrawal penalty.

•	Tax Considerations for Qualified Annuities: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see “Taxes — Qualified Annuities — Required Minimum Distributions”). If you have a qualified annuity, you may need to take an RMD that exceeds the specified amount of withdrawal available under the rider. Partial withdrawals in any contract year that exceed the guaranteed amount available for withdrawal may reduce future benefits guaranteed under the rider. While the rider permits certain excess withdrawals to be made for the purpose of satisfying RMD requirements for this contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. Additionally, RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take you RMD and not be subject to excess withdrawal processing.

For owners subject to annual RMD rules under Section 401(a)(9) of the Code, the amounts you withdraw each year from this contract to satisfy these rules are not subject to excess withdrawal processing under the terms of the rider subject to the following rules and our current administrative practice:

(1)	If on the date we calculated your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA), it is greater than the RBP from the beginning of the current contract year,

•	Basic Additional Benefit Amount (BABA) will be set equal to that portion of your ALERMDA that exceeds the RBP from the beginning of the current contract year.

•	Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.

•	Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the BABA. These withdrawals will not be considered excess withdrawals with regard to the GBA and RBA as long as they do not exceed the remaining BABA.

•	Once the BABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the GBA and RBA and will subject them all to the excess withdrawal processing described in the Guarantor Withdrawal Benefit for Life rider.

(2)	If on the date we calculated your ALERMDA, it is greater than the RALP from the beginning of the current Contract Year,

•	A Lifetime Additional Benefit Amount (LABA) will be set equal to that portion of your ALERMDA that exceeds the RALP from the beginning of the current contract year.

•	Any withdrawals taken in a contract year will count first against and reduce the RALP for that contract year.

•	Once the RALP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the LABA. These withdrawals will not be considered excess withdrawals with regard to the ALP as long as they do not exceed the remaining LABA.

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•	Once the LABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the ALP and will subject the ALP to the excess withdrawal processing described by the Guarantor Withdrawal Benefit for Life rider.

(3)	If the ALP is established on a policy anniversary where your current ALERMDA is greater than the new RALP,

•	An initial LABA will be set equal to that portion of your ALERMDA that exceeds the new RALP.

•	This new LABA will be immediately reduced by the amount that total withdrawals in the current calendar year exceed the new RALP, but shall not be reduced to less than zero.

The ALERMDA is:

(1)	determined by us each calendar year;

(2)	based solely on the value of the contract to which the Guarantor Withdrawal Benefit for Life rider is attached as of the date we make the determination; and

(3)	is otherwise based on the company’s understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable on the effective date of this prospectus, to:

1.	an individual retirement annuity (Section 408(b));

2.	a Roth individual retirement account (Section 408A);

3.	a Simplified Employee Pension plan (Section 408(k));

4.	a tax-sheltered annuity rollover (Section 403(b)).

We reserve the right to modify this administrative practice at any time and will give you 30 days’ written notice of any such change.

In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your Guarantor Withdrawal Benefit for Life rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your available RBP or RALP amount and may result in the reduction of your GBA, RBA, and/or ALP as described under the excess withdrawal provision of the rider.

In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g., ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.

•	Limitations on TSAs: Your right to take withdrawals is restricted if your contract is a TSA (see “TSA — Special Provisions”). Therefore, the Guarantor Withdrawal Benefit for Life rider may be of limited value to you.

Key terms and provisions of the Guarantor Withdrawal Benefit for Life rider are described below:
Partial Withdrawals: A withdrawal of an amount that does not result in a full withdrawal of the contract. The partial withdrawal amount is a gross amount and will include any withdrawal charge.

Waiting period: The period of time starting on the rider effective date during which the annual step up is not available if you take withdrawals. The current waiting period is three years.

Guaranteed Benefit Amount (GBA): The total cumulative amount available for partial withdrawals over the life of the rider under the basic withdrawal benefit. The maximum GBA is $5,000,000. The GBA cannot be withdrawn and is not payable as a death benefit. Rather, the GBA is an interim value used to calculate the amount available for withdrawals each year under the basic withdrawal benefit (see “Guaranteed Benefit Payment” below). At any time, the total GBA is the sum of the individual GBAs associated with each purchase payment.

The GBA is determined at the following times, calculated as described:

•	At contract issue — the GBA is equal to the initial purchase payment.

•	When you make additional purchase payments — each additional purchase payment has its own GBA equal to the amount of the purchase payment.

•	At step up — (see “‘Annual Step Up” and ”‘Spousal Continuation Step Up” headings below).

•	When an individual RBA is reduced to zero — the GBA that is associated with that RBA will also be set to zero.

•	When you make a partial withdrawal during the waiting period and after a step up — Any prior annual step ups will be reversed. Step up reversal means that the GBA associated with each purchase payment will be reset to the amount of that

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purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

•	When you make a partial withdrawal at any time and the amount withdrawn is:

(a)	less than or equal to the total RBP — the GBA remains unchanged. If there have been multiple purchase payments, both the total GBA and each payment’s GBA remain unchanged.

(b)	is greater than the total RBP — GBA excess withdrawal processing will be applied to the GBA. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

GBA EXCESS WITHDRAWAL PROCESSING
The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment’s GBA after the withdrawal will be reset to equal that payment’s RBA after the withdrawal plus (a) times (b), where:

(a)	is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b)	is each payment’s GBA before the withdrawal less that payment’s RBA after the withdrawal.

Remaining Benefit Amount (RBA): Each withdrawal you make reduces the amount that is guaranteed by this rider as future withdrawals. At any point in time, the RBA equals the amount of GBA that remains available for withdrawals for the remainder of the contract’s life, and total RBA is the sum of the individual RBAs associated with each purchase payment. The maximum RBA is $5,000,000.

The RBA is determined at the following times, calculated as described:

•	At contract issue — the RBA is equal to the initial purchase payment.

•	When you make additional purchase payments — each additional purchase payment has its own RBA initially set equal to that payment’s GBA (the amount of the purchase payment).

•	At step up — (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).

•	When you make a partial withdrawal during the waiting period and after a step up — Any prior annual step ups will be reversed. Step up reversal means that the RBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

•	When you make a partial withdrawal at any time and the amount withdrawn is:

(a)	less than or equal to the total RBP — the total RBA is reduced by the amount of the withdrawal. If there have been multiple purchase payments, each payment’s RBA is reduced in proportion to its RBP.

(b)	is greater than the total RBP — RBA excess withdrawal processing will be applied to the RBA. Please note that if the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

RBA EXCESS WITHDRAWAL PROCESSING
The total RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the total RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, both the total RBA and each payment’s RBA will be reset. The total RBA will be reset according to the excess withdrawal processing described above. Each payment’s RBA will be reset in the following manner:

1.	The withdrawal amount up to the total RBP is taken out of each RBA bucket in proportion to its individual RBP at the time of the withdrawal; and

2.	The withdrawal amount above the total RBP and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

Guaranteed Benefit Payment (GBP): At any time, the amount available for partial withdrawals in each contract year after the waiting period, until the RBA is reduced to zero, under the basic withdrawal benefit. At any point in time, each purchase payment has its own GBP, which is equal to the lesser of that payment’s RBA or 7% of that payment’s GBA, and the total GBP is the sum of the individual GBPs.

During the waiting period, the guaranteed annual withdrawal amount may be less than the GBP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see “Waiting Period” heading above).

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The guaranteed annual withdrawal amount during the waiting period is equal to the value of the RBP at the beginning of the contract year.

The GBP is determined at the following times, calculated as described:

•	At contract issue — the GBP is established as 7% of the GBA value.

•	At each contract anniversary — each payment’s GBP is reset to the lesser of that payment’s RBA or 7% of that payment’s GBA value.

•	When you make additional purchase payments — each additional purchase payment has its own GBP equal to 7% of the purchase payment amount.

•	At step up — (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).

•	When an individual RBA is reduced to zero — the GBP associated with that RBA will also be reset to zero.

•	When you make a partial withdrawal during the waiting period and after a step up — Any prior annual step ups will be reversed. Step up reversal means that the GBA and the RBA associated with each purchase payment will be reset to the amount of that purchase payment. Each payment’s GBP will be reset to 7% of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

•	When you make a partial withdrawal at any time and the amount withdrawn is:

(a)	less than or equal to the total RBP — the GBP remains unchanged.

(b)	is greater than the total RBP — each payment’s GBP is reset to the lesser of that payment’s RBA or 7% of that payment’s GBA value, based on the RBA and GBA after the withdrawal. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

Remaining Benefit Payment (RBP): The amount available for partial withdrawals for the remainder of the contract year under the basic withdrawal benefit. At any point in time, the total RBP is the sum of the RBPs for each purchase payment. During the waiting period, when the guaranteed amount maybe less than the GBP, the value of the RBP at the beginning of the contract year will be that amount that is actually guaranteed each contract year.

The RBP is determined at the following times, calculated as described:

•	At the beginning of each contract year during the waiting period and prior to any withdrawal — the RBP for each purchase payment is set equal to that purchase payment multiplied by 7%.

•	At the beginning of any other contract year — the RBP for each purchase payment is set equal to that purchase payment’s GBP.

•	When you make additional purchase payments — each additional purchase payment has its own RBP equal to that payment’s GBP.

•	At step up — (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).

•	At spousal continuation — (see “Spousal Option to Continue the Contract” heading below).

•	When an individual RBA is reduced to zero — the RBP associated with that RBA will also be reset to zero.

•	When you make any partial withdrawal — the total RBP is reset to equal the total RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. If there have been multiple purchase payments, each payment’s RBP is reduced proportionately. If you withdraw an amount greater than the RBP, GBA excess withdrawal processing and RBA excess withdrawal processing are applied and the amount available for future partial withdrawals for the remainder of the contract’s life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in the excess withdrawal processing, the applicable RBP will not yet reflect the amount of the current withdrawal.

Covered Person: The person whose life is used to determine when the ALP is established, and the duration of the ALP payments. The covered person is the oldest contract owner or annuitant. The covered person may change during the contract’s life if there is a spousal continuation or a change of contract ownership. If the covered person changes, we recompute the benefits guaranteed by the rider, based on the life of the new covered person, which may reduce the amount of the lifetime withdrawal benefit.

Annual Lifetime Payment Attained Age (ALPAA): The covered person’s age after which time the lifetime benefit can be established. Currently, the lifetime benefit can be established on the later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 68.

Annual Lifetime Payment (ALP): Once established, the ALP at any time is the amount available for withdrawals in each contract year after the waiting period until the later of death (see “At Death” heading below), or the RBA is reduced to zero,

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under the lifetime withdrawal benefit. The maximum ALP is $300,000. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the ALP is zero.

During the waiting period, the guaranteed annual lifetime withdrawal amount may be less than the ALP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see “Waiting Period” heading above). The guaranteed annual lifetime withdrawal amount during the waiting period is equal to the value of the RALP at the beginning of the contract year.

The ALP is determined at the following times:

•	The later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 68 — the ALP is established as 6% of the total RBA.

•	When you make additional purchase payments — each additional purchase payment increases the ALP by 6% of the amount of the purchase payment.

•	At step ups — (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).

•	At contract ownership change — (see “Spousal Option to Continue the Contract” and “Contract Ownership Change” headings below).

•	When you make a partial withdrawal during the waiting period and after a step up — Any prior annual step ups will be reversed. Step up reversal means that the ALP will be reset to equal total purchase payments multiplied by 6%. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

•	When you make a partial withdrawal at any time and the amount withdrawn is:

(a)	less than or equal to the RALP — the ALP remains unchanged.

(b)	is greater than the RALP — ALP excess withdrawal processing will be applied to the ALP. If the partial withdrawal is made during the waiting period, the excess withdrawal processing are applied AFTER any previously applied annual step ups have been reversed.

ALP EXCESS WITHDRAWAL PROCESSING
The ALP is reset to the lesser of the ALP immediately prior to the withdrawal, or 6% of the contract value immediately following the withdrawal.

Remaining Annual Lifetime Payment (RALP): The amount available for partial withdrawals for the remainder of the contract year under the lifetime withdrawal benefit. During the waiting period, when the guaranteed annual withdrawal amount may be less than the ALP, the value of the RALP at the beginning of the contract year will be the amount that is actually guaranteed each contract year. Prior to establishment of the ALP, the lifetime withdrawal benefit is not effect and the RALP is zero.

The RALP is determined at the following times:

•	The later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 68, and:

(a)	During the waiting period and prior to any withdrawals — the RALP is established equal to 6% of purchase payments.

(b)	At any other time — the RALP is established equal to the ALP.

•	At the beginning of each contract year during the waiting period and prior to any withdrawals — the RALP is set equal to the total purchase payments, multiplied by 6%.

•	At the beginning of any other contract year — the RALP is set equal to ALP.

•	At step ups — (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).

•	When you make additional purchase payments — each additional purchase payment increases the RALP by 6% of the amount of the purchase payment.

•	When you make any partial withdrawal — the RALP equals the RALP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. If you withdraw an amount greater than the RALP, ALP excess withdrawal processing is applied and the amount available for future partial withdrawals for the remainder of the contract’s life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in excess withdrawal processing, the applicable RALP will not yet reflect the amount of the current withdrawal.

Required Minimum Distributions (RMD): If you are taking RMDs from this contract and the RMD calculated separately for this contract is greater than the RBP or the RALP on the most recent contract anniversary, the portion of the RMD that exceeds the RBP or RALP will not be subject to excess withdrawal processing provided that the following conditions are met:

•	The RMD is the life expectancy RMD for this contract alone, and

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•	The RMD amount is based on the requirements of section 401(a)(9), related Code provisions and regulations thereunder that were in effect on the effective date of this rider.

RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.

Withdrawal amounts greater than the RBP or RALP on the contract anniversary date that do not meet these conditions will result in excess withdrawal processing as described above.

See Appendix E for additional information.

Step Up Date: The date any step up becomes effective, and depends on the type of step up being applied (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).

Annual Step Up: Beginning with the first contract anniversary, an increase of the GBA, RBA, GBP, RBP, ALP, and/or RALP values may be available. A step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, RBP, ALP, and RALP, and may extend the payment period or increase the allowable payment.

The annual step up is subject to the following rules:

•	The annual step up is available when the RBA or, if established, the ALP, would increase on the step up date.

•	Only one step up is allowed each contract year.

•	If you take any withdrawals during the waiting period, any previously applied step ups will be reversed and the annual step up will not be available until the end of the waiting period.

•	If the application of the step up does not increase the rider charge, the annual step up will be automatically applied to your contract, and the step up date is the contract anniversary date.

•	If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

•	The ALP and RALP are not eligible for step ups until they are established. Prior to being established, the ALP and RALP values are both zero.

•	Please note it is possible for the ALP and RALP to step up even if the RBA or GBA do not step up, and it is also possible for the RBA and GBA to step up even if the ALP and RALP do not step up.

The annual step up resets the GBA, RBA, GBP, RBP, ALP and RALP values as follows:

•	The total RBA will be reset to the greater of the total RBA immediately prior to the step up date or the contract value on the step up date.

•	The total GBA will be reset to the greater of the total GBA immediately prior to the step up date or the contract value on the step up date.

•	The total GBP will be reset using the calculation as described above based on the increased GBA and RBA.

•	The total RBP will be reset as follows:

(a)	During the waiting period and prior to any withdrawals, the RBP will not be affected by the step up.

(b)	At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made in the current contract year, but not less than zero.

•	The ALP will be reset to the greater of the ALP immediately prior to the step up date or 6% of the contract value on the step up date.

•	The RALP will be reset as follows:

(a)	During the waiting period and prior to any withdrawals, the RALP will not be affected by the step up.

(b)	At any other time, the RALP will be reset as the increased ALP less all prior withdrawals made in the current contract year, but not less than zero.

Spousal Option to Continue the Contract: If a surviving spouse elects to continue the contract, the Guarantor Withdrawal Benefit for Life rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled; the covered person will be re-determined and is the covered person referred to below; and the GBA, RBA, GBP, RBP, ALP and RALP values are affected as follows:

•	The GBA, RBA, and GBP values remain unchanged.

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•	The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

•	If the ALP has not yet been established and the new covered person has not yet reached age 68 as of the date of continuation — the ALP will be established on the contract anniversary following the date the covered person reaches age 68 as the lesser of the RBA or the contract anniversary value, multiplied by 6%. The RALP will be established on the same date equal to the ALP.

•	If the ALP has not yet been established but the new covered person is age 68 or older as of the date of continuation — the ALP will be established on the date of continuation as the lesser of the RBA or the contract value, multiplied by 6%. The RALP will be established on the same date in an amount equal to the ALP less all prior partial withdrawals made in the current contract year, but will not be less than zero.

•	If the ALP has been established but the new covered person has not yet reached age 68 as of the date of continuation — the ALP and RALP will be automatically reset to zero for the period of time beginning with the date of continuation and ending with the contract anniversary following the date the covered person reaches age 68. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%, and the RALP will be reset to equal the ALP.

•	If the ALP has been established and the new covered person is age 68 or older as of the date of continuation — the ALP will be automatically reset to the lesser of the current ALP or 6% of the contract value on the date of continuation. The RALP will be reset to the ALP less all prior withdrawals made in the current contract year, but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the spousal continuation.

Spousal Continuation Step Up: If a surviving spouse elects to continue the contract, another elective step up option becomes available. To exercise the step up, the spouse or the spouse’s investment professional must submit a request within 30 days of the date of continuation. The step up date is the date we receive the spouse’s request to step up. If the request is received after the close of business, the step up date will be the next valuation day. The GBA, RBA, GBP, RBP, ALP and RALP will be reset in the same fashion as the annual step up.

The spousal continuation step up is subject to the following rules:

•	If the spousal continuation step up option is exercised and we have increased the charge for the rider, the spouse will pay the charge that is in effect on the step up date.

It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue our administrative practice and will give you 30 days’ written notice of any such change.

At the time of spousal continuation, a step-up may be available. All annual step-up rules (see “Annual Step-Up” heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse’s written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

If Contract Value Reduces to Zero: If the contract value reduces to zero and the total RBA remains greater than zero, you will be paid in the following scenarios:

1)	The ALP has not yet been established and the contract value is reduced to zero for any reason other than full withdrawal of the contract. In this scenario, you can choose to:

(a)	receive the remaining schedule of GBPs until the RBA equals zero; or

(b)	wait until the rider anniversary on/following the date the covered person reaches age 68, and then receive the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero.

We will notify you of this option. If no election is made, the ALP will be paid.

2)	The ALP has been established and the contract value reduces to zero as a result of fees or charges, or a withdrawal that is less than or equal to both the RBP and the RALP. In this scenario, you can choose to receive:

(a)	the remaining schedule of GBPs until the RBA equals zero; or

(b)	the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero.

We will notify you of this option. If no election is made, the ALP will be paid.

3)	The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP. In this scenario, the remaining schedule of GBPs will be paid until the RBA equals zero.

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4)	The ALP has been established and the contract value falls to zero as a result of a partial withdrawal that is greater than the RBP but less than or equal to the RALP. In this scenario, the ALP will be paid annually until the death of the covered person.

Under any of these scenarios:

•	The annualized amounts will be paid to you in the frequency you elect. You may elect a frequency offered by us at the time payments begin. Available payment frequencies will be no less frequent than annually;

•	We will no longer accept additional purchase payments;

•	You will no longer be charged for the rider;

•	Any attached death benefit riders will terminate; and

•	The death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.

The Guarantor Withdrawal Benefit for Life rider and the contract will terminate under either of the following two scenarios:

•	If the contract value falls to zero as a result of a withdrawal that is greater than both the RALP and the RBP. This is full withdrawal of the contract.

•	If the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP, and the total RBA is reduced to zero.

At Death: If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may elect to take the death benefit as a lump sum under the terms of the contract (see “Benefits in Case of Death”) or the annuity payout option (see “Guaranteed Withdrawal Benefit Annuity Payout Option” heading below).

If the contract value equals zero and the death benefit becomes payable, the following will occur:

•	If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

•	If the covered person dies and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

•	If the covered person is still alive and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the later of the death of the covered person or the RBA equals zero.

•	If the covered person is still alive and the RBA equals zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the death of the covered person.

•	If the covered person dies and the RBA equals zero, the benefit terminates. No further payments will be made.

Contract Ownership Change: If the contract changes ownership (see “Changing Ownership”), the covered person will be redetermined and is the covered person referred to below. The GBA, RBA, GBP, RBP values will remain unchanged. The ALP and RALP will be reset as follows. Our current administrative practice is to only reset the ALP and RALP if the covered person changes due to the ownership change.

•	If the ALP has not yet been established and the new covered person has not yet reached age 68 as of the ownership change date — the ALP and the RALP will be established on the contract anniversary following the date the covered person reaches age 68. The ALP will be set equal to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the anniversary date occurs during the waiting period and prior to a withdrawal, the RALP will be set to the lesser of the ALP or total purchase payments multiplied by 6%. If the anniversary date occurs at any other time, the RALP will be set to the ALP.

•	If the ALP has not yet been established but the new covered person is age 68 or older as of the ownership change date — the ALP and the RALP will be established on the ownership change date. The ALP will be set equal to the lesser of the RBA or the contract value, multiplied by 6%. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be set equal to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be set equal to the ALP less all prior withdrawals made in the current contract year but not less than zero.

•	If the ALP has been established but the new covered person has not yet reached age 68 as of the ownership change date — the ALP and the RALP will be reset to zero for the period of time beginning with the ownership change date and ending with the contract anniversary following the date the covered person reaches age 68. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the time period ends during the waiting period and prior to any withdrawals, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the time period ends at any other time, the RALP will be reset to the ALP.

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•	If the ALP has been established and the new covered person is age 68 or older as of the ownership change date — the ALP and the RALP will be reset on the ownership change date. The ALP will be reset to the lesser of the current ALP or 6% of the contract value. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be reset to equal the ALP less all prior withdrawals made in the current contract year but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the ownership change.

Guaranteed Withdrawal Benefit Annuity Payout Option: Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor Withdrawal Benefit for Life® rider.

Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity payout option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary (see “The Annuity Payout Period” and “Taxes”).

This option may not be available if the contract is issued to qualify under Section 403 or 408 of the Code, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed under the mortality table we then use to determine current life annuity purchase rates under the contract to which this rider is attached.

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary’s share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the future schedule of GBPs if necessary to comply with the Code.

RIDER TERMINATION
The Guarantor Withdrawal Benefit for Life rider cannot be terminated either by you or us except as follows:

1.	Annuity payouts under an annuity payout plan will terminate the rider.

2.	Termination of the contract for any reason will terminate the rider.

EXAMPLES OF GUARANTOR WITHDRAWAL BENEFIT FOR LIFE®

EXAMPLE #1: Covered person has not reached age 68 at the time the contract and rider are purchased.
Assumptions:

•	You purchase the contract with a payment of $100,000.

•	You are the sole owner and also the annuitant. Your age is 63.

•	You make no additional payments to the contract.

•	Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in bold.

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			Hypothetical
Contract			Assumed
Duration	Purchase	Partial	Contract	Basic Withdrawal Benefit						Lifetime Withdrawal Benefit
in Years	Payments	Withdrawals	Value	GBA		RBA		GBP	RBP	ALP			RALP

At Issue	$100,000	$ N/A	$100,000	$100,000		$100,000		$7,000	$7,000	$	N/A		$	N/A

0.5	0	7,000	92,000	100,000		93,000		7,000	0		N/A			N/A

1	0	0	91,000	100,000		93,000		7,000	7,000		N/A			N/A

1.5	0	7,000	83,000	100,000		86,000		7,000	0		N/A			N/A

2	0	0	81,000	100,000		86,000		7,000	7,000		N/A			N/A

5	0	0	75,000	100,000		86,000		7,000	7,000		5,160	(1)		5,160	(1)

5.5	0	5,160	70,000	100,000		80,840		7,000	1,840		5,160			0

6	0	0	69,000	100,000		80,840		7,000	7,000		5,160			5,160

6.5	0	7,000	62,000	100,000		73,840		7,000	0		3,720	(2)		0

7	0	0	70,000	100,000		73,840		7,000	7,000		4,200			4,200

7.5	0	10,000	51,000	51,000	(3)	51,000	(3)	3,570	0		3,060	(3)		0

8	0	0	55,000	55,000		55,000		3,850	3,850		3,300			3,300

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation or contract ownership change), you can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your death or the RBA is reduced to zero.

(1)	The ALP and RALP are established on the contract anniversary date following the date the covered person reaches age 68.
(2)	The $7,000 withdrawal is greater than the $5,160 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(3)	The $10,000 withdrawal is greater than both the $7,000 RBP allowed under the basic withdrawal benefit and the $4,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

EXAMPLE #2: Covered person has reached 68 at the time the contract and rider are purchased.
Assumptions:

•	You purchase the contract with a payment of $100,000.

•	You are the sole owner and also the annuitant. You are age 68.

•	You make no additional payments to the contract.

•	Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in bold.

			Hypothetical
Contract			Assumed
Duration	Purchase	Partial	Contract	Basic Withdrawal Benefit							Lifetime Withdrawal Benefit
in Years	Payments	Withdrawals	Value	GBA		RBA		GBP	RBP		ALP		RALP

At Issue	$100,000	$ N/A	$100,000	$100,000		$100,000		$7,000	$7,000		$6,000		$6,000

1	0	0	105,000	105,000		105,000		7,350	7,000	(1)	6,300		6,000	(1)

2	0	0	110,000	110,000		110,000		7,700	7,000	(1)	6,600		6,000	(1)

3	0	0	110,000	110,000		110,000		7,700	7,700	(2)	6,600		6,600	(2)

3.5	0	6,600	110,000	110,000		103,400		7,700	1,100		6,600		0

4	0	0	115,000	115,000		115,000		8,050	8,050		6,900		6,900

4.5	0	8,050	116,000	115,000		106,950		8,050	0		6,900	(3)	0

5	0	0	120,000	120,000		120,000		8,400	8,400		7,200		7,200

5.5	0	10,000	122,000	120,000	(4)	110,000	(4)	8,400	0		7,200	(4)	0

6	0	0	125,000	125,000		125,000		8,750	8,750		7,500		7,500

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation or contract ownership change), you can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $7,500 each year until the later of your death or the RBA is reduced to zero.

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(1)	The annual step-up has not been applied to the RBP or RALP because any withdrawal after step up during the waiting period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the waiting period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.
(2)	On the third anniversary (after the end of the waiting period), the RBP and RALP are set equal to the GBP and ALP, respectively.
(3)	The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4)	The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS 103

Appendix I: Guarantor Withdrawal Benefit Disclosure

GUARANTOR WITHDRAWAL BENEFIT RIDER
The Guarantor Withdrawal Benefit is an optional benefit that was offered for an additional annual charge if (1):

•	your contract application was signed prior to June 19, 2006(2); and

•	you and the annuitant were 79 or younger on the date the contract was issued.

(1)	The Guarantor Withdrawal Benefit is not available under an inherited qualified annuity.

(2)	This rider is no longer available for purchase. See the Guarantor Withdrawal Benefit for Life section in this prospectus for information about the currently offered version of this benefit. See the rider attached to your contract for the actual terms of the benefit you purchased.

You must elect the Guarantor Withdrawal Benefit rider when you purchase your contract (original rider). This benefit may not be available in your state. The original rider you receive at contract issue offers an elective annual step-up and any withdrawal after a step up during the first three years is considered an excess withdrawal, as described below. The rider effective date of the original rider is the contract issue date.

We will offer you the option of replacing the original rider with a new Guarantor Withdrawal Benefit (enhanced rider), if available in your state. The enhanced rider offers an automatic annual step-up and a withdrawal after a step up during the first three years is not necessarily an excess withdrawal, as described below. The effective date of the enhanced rider will be the contract issue date except for the automatic step-up which will apply to contract anniversaries that occur after you accept the enhanced rider. The descriptions below apply to both the original and enhanced riders unless otherwise noted.

The Guarantor Withdrawal Benefit initially provides a guaranteed minimum withdrawal benefit that gives you the right to take limited partial withdrawals in each contract year that over time will total an amount equal to your purchase payments plus any purchase payment credits. Certain withdrawals and step ups, as described below, can cause the initial guaranteed withdrawal benefit to change. The guarantee remains in effect if your partial withdrawals in a contract year do not exceed the allowed amount. As long as your withdrawals in each contract year do not exceed the allowed amount, you will not be assessed a withdrawal charge. Under the original rider, the allowed amount is the Guaranteed Benefit Payment (GBP — the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third contract anniversary, as described below). Under the enhanced rider, the allowed amount is equal to 7% of purchase payments and purchase payment credits for the first three years, and the GBP in all other years.

If you withdraw an amount greater than the allowed amount in a contract year, we call this an “excess withdrawal” under the rider. If you make an excess withdrawal under the rider:

•	withdrawal charges, if applicable, will apply only to the amount of the withdrawal that exceeds the allowed amount;

•	the guaranteed benefit amount will be adjusted as described below; and

•	the remaining benefit amount will be adjusted as described below.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge (see “Charges — Withdrawal Charge”). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see “Benefits in Case of Death”). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see “Withdrawals”).

Once elected, the Guarantor Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin. If you select the Guarantor Withdrawal Benefit rider, you may not select an Income Assurer Benefit rider or the Accumulation Protector Benefit rider. If you exercise the annual step up election (see “Elective Step Up” and “Annual Step Up” below), the special spousal continuation step up election (see “Spousal Continuation and Special Spousal Continuation Step Up” below) or change your PN program investment option, the rider charge may change (see “Charges”).

You should consider whether the Guarantor Withdrawal Benefit is appropriate for you because:

•	Limitations on TSAs: Your right to take withdrawals is restricted if your contract is a TSA (see “TSA — Special Provisions”). Therefore, the Guarantor Withdrawal Benefit rider may be of limited value to you. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;

•	Limitations on Purchase Payments: We limit the cumulative amount of additional purchase payments to $100,000. For current purchase payment restrictions, please see “Buying Your Contract — Purchase Payments”.

•	Interaction with the Total Free Amount (TFA) contract provision: The TFA is the amount you are allowed to withdraw in each contract year without incurring a withdrawal charge (see “Charges — Withdrawal Charge”). The TFA may be greater

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than GBP under this rider. Any amount you withdraw under the contract’s TFA provision that exceeds the GBP is subject to the excess withdrawal procedures for the GBA and RBA described below.

You should consult your tax advisor if you have any questions about the use of this rider in your tax situation:

•	Tax Considerations for Non-Qualified Annuities: Withdrawals are taxable income to the extent of earnings. Withdrawals of earnings before age 59 1/2 may incur a 10% IRS early withdrawal penalty.

•	Tax Considerations for Qualified Annuities: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see “Taxes — Qualified Annuities — Required Minimum Distributions”). If you have a qualified annuity, you may need to take an RMD. If you make a withdrawal in any contract year to satisfy an RMD, this may constitute an excess withdrawal, as defined below, and the excess withdrawal procedures described below will apply. Under the terms of the enhanced rider, we allow you to satisfy the RMD based on the life expectancy RMD for your contract and the requirements of the Code and regulations in effect when you purchase your contract, without the withdrawal being treated as an excess withdrawal.

For owners subject to RMD rules under Section 401(a)(9), our current administrative practice is to allow amounts you withdraw to satisfy these rules without applying prompt excess withdrawal processing under the terms of the rider, subject to the following rules:

(1)	If your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is greater than the RBP from the beginning of the current contract year, an Additional Benefit Amount (ABA) will be set equal to that portion of your ALERMDA that exceeds the RBP.

(2)	Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.

(3)	Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce any ABA. These withdrawals will not be considered excess withdrawals as long as they do not exceed the remaining ABA.

(4)	Once the ABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals and will initiate the excess withdrawal processing described in the Guarantor Withdrawal Benefit rider.

The ALERMDA is:

(1)	determined by us each calendar year;

(2)	based solely on the value of the contract to which the Guarantor Withdrawal Benefit rider is attached as of the date we make the determination; and

(3)	based on the company’s understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable, on the effective date of this prospectus to:

1.	an individual retirement annuity (Section 408(b));

2.	a Roth individual retirement account (Section 408A);

3.	a Simplified Employee Pension plan (Section 408(k));

4.	a tax-sheltered annuity rollover (Section 403(b)).

We reserve the right to discontinue our administrative practice described above and will give you 30 days’ written notice of any such change.

In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your Guarantor Withdrawal Benefit rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your RBP amount and may result in the reduction of your GBA and RBA as described under the excess withdrawal provision of the rider.

RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.

In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g. ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.

The terms “Guaranteed Benefit Amount” and “Remaining Benefit Amount” are described below. Each is used in the operation of the GBP, the RBP, the elective step up, the annual step up, the special spousal continuation step up and the Guarantor Withdrawal Benefit annuity payout option.

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Guaranteed Benefit Amount
The Guaranteed Benefit Amount (GBA) is equal to the initial purchase payment, plus any purchase payment credits, adjusted for subsequent purchase payments, any purchase payment credits, partial withdrawals in excess of the GBP, and step ups. The maximum GBA is $5,000,000.

The GBA is determined at the following times:

•	At contract issue — the GBA is equal to the initial purchase payment, plus any purchase payment credit;

•	When you make additional purchase payments — each additional purchase payment plus any purchase payment credit has its own GBA equal to the amount of the purchase payment plus any purchase payment credit. The total GBA when an additional purchase payment and purchase payment credit are added is the sum of the individual GBAs immediately prior to the receipt of the additional purchase payment, plus the GBA associated with the additional purchase payment;

•	At step up — (see “Elective Step Up” and “Annual Step Up” headings below).

•	When you make a partial withdrawal:

(a)	and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP — the GBA remains unchanged. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;

(b)	and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP — the following excess withdrawal processing will be applied to the GBA. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;

(c)	under the original rider in a contract year after a step up but before the third contract anniversary — the following excess withdrawal processing will be applied to the GBA. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;

GBA EXCESS WITHDRAWAL PROCESSING
The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment’s GBA after the withdrawal will be reset to equal that payment’s RBA after the withdrawal plus (a) times (b), where:

(a)	is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b)	is each payment’s GBA before the withdrawal less that payment’s RBA after the withdrawal.

Remaining Benefit Amount
The remaining benefit amount (RBA) at any point is the total guaranteed amount available for future partial withdrawals. The maximum RBA is $5,000,000.

The RBA is determined at the following times:

•	At contract issue — the RBA is equal to the initial purchase payment plus any purchase payment credit;

•	When you make additional purchase payments — each additional purchase payment plus any purchase payment credit has its own RBA equal to the amount of the purchase payment plus any purchase payment credit. The total RBA when an additional purchase payment and purchase payment credit are added is the sum of the individual RBAs immediately prior to the receipt of the additional purchase payment, plus the RBA associated with the additional payment;

•	At step up — (see “Elective Step Up” and “Annual Step Up” headings below).

•	When you make a partial withdrawal:

(a)	and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP — the RBA becomes the RBA immediately prior to the partial withdrawal, less the partial withdrawal. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

(b)	and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP — the following excess withdrawal processing will be applied to the RBA. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

(c)	under the original rider after a step up but before the third contract anniversary — the following excess withdrawal processing will be applied to the RBA. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

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RBA EXCESS WITHDRAWAL PROCESSING
The RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, any reduction of the RBA will be taken out of each payment’s RBA in the following manner:

The withdrawal amount up to the remaining benefit payment (defined below) is taken out of each RBA bucket in proportion to its remaining benefit payment at the time of the withdrawal; and the withdrawal amount above the remaining benefit payment and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

Guaranteed Benefit Payment
Under the original rider, the GBP is the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third anniversary.

Under the enhanced rider, the GBP is the withdrawal amount that you are entitled to take each contract year after the third anniversary until the RBA is depleted.

Under the original rider, the GBP is equal to 7% of the GBA. Under the enhanced rider, the GBP is the lesser of (a) 7% of the GBA, or (b) the RBA. Under both the original and enhanced riders, if you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.

Remaining Benefit Payment
Under the original rider, at the beginning of each contract year, the remaining benefit payment (RBP) is set as the lesser of (a) the GBP, or (b) the RBA.

Under the enhanced rider, at the beginning of each contract year, during the first three years and prior to any withdrawal, the RBP for each purchase payment is set equal to that purchase payment plus any purchase payment credit, multiplied by 7%. At the beginning of any other contract year, each individual RBP is set equal to each individual GBP.

Each additional purchase payment has its own RBP established equal to that payment’s GBP. The total RBP is equal to the sum of the individual RBPs.

Whenever a partial withdrawal is made, the RBP equals the RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero.

Elective Step Up (under the original rider only)
You have the option to increase the RBA, the GBA, the GBP and the RBP beginning with the first contract anniversary. An annual elective step up option is available for 30 days after the contract anniversary. The elective step up option allows you to step up the remaining benefit amount and guaranteed benefit amount to the contract value on the valuation date we receive your written request to step up.

The elective step up is subject to the following rules:

•	If you do not take any withdrawals during the first three contract years, you may step up annually beginning with the first contract anniversary;

•	If you take any withdrawals during the first three contract years, the annual elective step up will not be available until the third contract anniversary;

•	If you step up on the first or second contract anniversary but then take a withdrawal prior to the third contract anniversary, you will lose any prior step ups and the withdrawal will be considered an excess withdrawal subject to the GBA and RBA excess withdrawal procedures discussed under the “Guaranteed Benefit Amount” and “Remaining Benefit Amount” headings above; and

•	You may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

You may elect a step up only once each contract year within 30 days after the contract anniversary. Once a step up has been elected, another step up may not be elected until the next contract anniversary.

You may only step up if your contract value on the valuation date we receive your written request to step up is greater than the RBA. The elective step up will be determined as follows:

•	The effective date of the elective step up is the valuation date we receive your written request to step up.

•	The RBA will be increased to an amount equal to the contract value on the valuation date we receive your written request to step up.

RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS 107

•	The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step up; or (b) the contract value on the valuation date we receive your written request to step up.

•	The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the elective step up; or (b) 7% of the GBA after the elective step up.

•	The RBP will be increased to the lesser of (a) the RBA after the elective step up; or (b) the GBP after the elective step up less any withdrawals made during that contract year.

Annual Step Up (under the enhanced rider only)
Beginning with the first contract anniversary after you accept the enhanced rider, an increase of the RBA, the GBA, the GBP and the RBP may be available. A step up does not create contract value, guarantee performance of any investment options, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, and RBP, and may extend the payment period or increase allowable payment.

The annual step up is subject to the following rules:

•	The annual step up is available when the RBA would increase on the step up date. The applicable step up date depends on whether the annual step up is applied on an automatic or elective basis.

•	If the application of the step does not increase the rider charge, the annual step up will be automatically applied to your contract and the step up date is the contract anniversary date.

•	If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

•	Only one step up is allowed each contract year.

•	If you take any withdrawals during the first three contract years, any previously applied step ups will be reversed and the annual step up will not be available until the third contract anniversary;

•	You may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

The annual step up will be determined as follows:

•	The RBA will be increased to an amount equal to the contract value on the step up date.

•	The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the annual step up; or (b) the contract value on the step up date.

•	The GBP will be calculated as described earlier, but based on the increased GBA and RBA.

•	The RBP will be reset as follows:

(a)	Prior to any withdrawals during the first three years, the RBP will not be affected by the step up.

(b)	At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made during the current contract year, but not less than zero.

Spousal Continuation and Special Spousal Continuation Step Up
If a surviving spouse elects to continue the contract, this rider also continues. The spousal continuation step up is in addition to the elective step up or the annual step up. When a spouse elects to continue the contract, any rider feature processing particular to the first three years of the contract as described in this prospectus no longer applies. The GBA, RBA and GBP values remain unchanged. The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

A surviving spouse may elect a spousal continuation step up by written request within 30 days following the spouse’s election to continue the contract. This step up may be made even if withdrawals have been taken under the contract during the first three years. Under this step up, the RBA will be reset to the greater of the RBA or the contract value on the valuation date we receive the spouse’s written request to step up; the GBA will be reset to the greater of the GBA or the contract value on the same valuation date. If a spousal continuation step up is elected and we have increased the charge for the rider for new contract owners, the spouse will pay the charge that is in effect on the valuation date we receive the written request to step up.

It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue our administrative practice and will give you 30 days’ written notice of any such change.

At the time of spousal continuation, a step-up may be available. All annual step-up rules (see “Annual Step-Up” heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal

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continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse’s written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

Guaranteed Withdrawal Benefit Annuity Payout Option
Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor Withdrawal Benefit.

Under this option the amount payable each year will be equal to the future schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see “The Annuity Payout Period” and “Taxes”).

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary’s share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the future schedule of GBPs if necessary to comply with the Code.

If Contract Value Reduces to Zero
If the contract value reduces to zero and the RBA remains greater than zero, the following will occur:

•	you will be paid according to the annuity payout option described above;

•	we will no longer accept additional purchase payments;

•	you will no longer be charged for the rider;

•	any attached death benefit riders will terminate; and

•	the death benefit becomes the remaining payments under the annuity payout option described above.

If the contract value falls to zero and the RBA is depleted, the Guarantor Withdrawal Benefit rider and the contract will terminate.

EXAMPLE OF THE GUARANTOR WITHDRAWAL BENEFIT

Assumption:

•	You purchase the contract with a payment of $100,000.

The Guaranteed Benefit Amount (GBA) equals your purchase payment:	$100,000
The Guaranteed Benefit Payment (GBP) equals 7% of your GBA:
0.07 × $100,000 =	$7,000
The Remaining Benefit Amount (RBA) equals your purchase payment:	$100,000
On the first contract anniversary the contract value grows to $110,000. You decide to step up your benefit.
The RBA equals 100% of your contract value:	$110,000
The GBA equals 100% of your contract value:	$110,000
The GBP equals 7% of your stepped-up GBA:
0.07 × $110,000 =	$7,700
During the fourth contract year you decide to take a partial withdrawal of $7,700.
You took a partial withdrawal equal to your GBP, so your RBA equals the prior RBA less the amount of the partial withdrawal:
$110,000 – $7,700 =	$102,300
The GBA equals the GBA immediately prior to the partial withdrawal:	$110,000
The GBP equals 7% of your GBA:
0.07 × $110,000 =	$7,700

RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS 109

On the fourth contract anniversary you make an additional purchase payment of $50,000.
The new RBA for the contract is equal to your prior RBA plus 100% of the additional purchase payment:
$102,300 + $50,000 =	$152,300
The new GBA for the contract is equal to your prior GBA plus 100% of the additional purchase payment:
$110,000 + $50,000 =	$160,000
The new GBP for the contract is equal to your prior GBP plus 7% of the additional purchase payment:
$7,700 + $3,500 =	$11,200
On the fifth contract anniversary your contract value grows to $200,000. You decide to step up your benefit.
The RBA equals 100% of your contract value:	$200,000
The GBA equals 100% of your contract value:	$200,000
The GBP equals 7% of your stepped-up GBA:
0.07 × $200,000 =	$14,000
During the seventh contract year your contract value grows to $230,000. You decide to take a partial withdrawal of $20,000. You took more than your GBP of $14,000 so your RBA gets reset to the lesser of:

(1) your contract value immediately following the partial withdrawal;
$230,000 – $20,000 =	$210,000
OR
(2) your prior RBA less the amount of the partial withdrawal.
$200,000 – $20,000 =	$180,000
Reset RBA = lesser of (1) or (2) =	$180,000
The GBA gets reset to the lesser of:
(1) your prior GBA	$200,000
OR
(2) your contract value immediately following the partial withdrawal;
$230,000 – $20,000 =	$210,000
Reset GBA = lesser of (1) or (2) =	$200,000
The Reset GBP is equal to 7% of your Reset GBA:
0.07 × $200,000 =	$14,000
During the eighth contract year your contract value falls to $175,000. You decide to take a partial withdrawal of $25,000. You took more than your GBP of $14,000 so your RBA gets reset to the lesser of:

(1) your contract value immediately following the partial withdrawal;
$175,000 – $25,000 =	$150,000
OR
(2) your prior RBA less the amount of the partial withdrawal.
$180,000 – $25,000 =	$155,000
Reset RBA = lesser of (1) or (2) =	$150,000
The GBA gets reset to the lesser of:
(1) your prior GBA;	$200,000
OR
(2) your contract value immediately following the partial withdrawal;
$175,000 – $25,000 =	$150,000
Reset GBA = lesser of (1) or (2) =	$150,000
The Reset GBP is equal to 7% of your Reset GBA:
0.07 × $150,000 =	$10,500

 110  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS

Appendix J: Income Assurer Benefit® Riders

INCOME ASSURER BENEFIT RIDERS
The following three optional Income Assurer Benefit riders were available under your contract if you purchased your contract prior to May 1, 2007. These riders are no longer available for purchase.

•	Income Assurer Benefit – MAV;

•	Income Assurer Benefit – 5% Accumulation Benefit Base; or

•	Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base.

The Income Assurer Benefit riders are intended to provide you with a guaranteed minimum income regardless of the volatility inherent in the investments in the subaccounts. The riders benchmark the contract growth at each anniversary against several comparison values and set the guaranteed income benefit base (described below) equal to the largest value. The guaranteed income benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the rider. If the guaranteed income benefit base is greater than the contract value, the guaranteed income benefit base may provide a higher annuity payout level than is otherwise available. However, the riders use guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we may apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the riders may be less than the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the riders, you will receive the higher standard payout option. The guaranteed income benefit base does not create contract value or guarantee the performance of any investment option.

The general information in this section applies to each Income Assurer Benefit rider.

Here are some general terms that are used to describe the Income Assurer Benefit riders in the sections below:

Guaranteed Income Benefit Base: The guaranteed income benefit base is the value that will be used to determine minimum annuity payouts when the rider is exercised. It is an amount we calculate, depending on the Income Assurer Benefit rider you choose, that establishes a benefit floor. When the benefit floor amount is greater than the contract value, there may be a higher annuitization payout than if you annuitized your contract without the Income Assurer Benefit. Your annuitization payout will never be less than that provided by your contract value.

Excluded Investment Options: These investment options are listed in your contract under contract data and will include the Columbia Variable Portfolio – Cash Management Fund and/or the one-year fixed account. Excluded investment options are not used in the calculation of this riders’ variable account floor for the Income Assurer Benefit – 5% Accumulation Benefit Base and the Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base.

Excluded Payments: These are purchase payments and any purchase payment credits paid in the last five years before exercise of the benefit which we will exclude from the calculation of the guaranteed income benefit base whenever they equal $50,000 or more, or if they equal 25% or more of total purchase payments and any purchase payment credits.

Proportionate Adjustments for Partial Withdrawals: These are calculated as the product of (a) times (b) where:

(a)	is the ratio of the amount of the partial withdrawal (including any withdrawal charges or MVA) to the contract value on the date of (but prior to) the partial withdrawal; and

(b)	is the benefit on the date of (but prior to) the partial withdrawal.

Protected Investment Options: All investment options available under this contract that are not defined as Excluded Investment options under contract data are known as protected investment options for purposes of this rider and are used in the calculation of the variable account floor for the Income Assurer Benefit – 5% Accumulation Benefit Base and the Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base.

Waiting Period: This rider can only be exercised after the expiration of a 10-year waiting period. The 10-year waiting period will be restarted if you elect to change your PN program investment option to one that causes the rider charge to increase more than 0.20 percentage points whenever the remaining waiting period just prior to the change is less than three years (see “Charges – Income Assurer Benefit”).

The following are general provisions that apply to each Income Assurer Benefit:

Exercising the Rider
Rider exercise conditions are:

•	you may only exercise the Income Assurer Benefit rider within 30 days after any contract anniversary following the expiration of the waiting period; and

RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS 111

•	the annuitant on the retirement date must be between 50 to 86 years old; and

•	you can only take an annuity payment in one of the following annuity payout plans:

Plan A —	Life Annuity – No Refund;

Plan B —	Life Annuity with Ten or Twenty Years Certain;

Plan D —	Joint and Last Survivor Life Annuity – No Refund; Joint and Last Survivor Life Annuity with Twenty Years Certain; or

Plan E —	Twenty Years Certain.

After the expiration of the waiting period, the Income Assurer Benefit rider guarantees a minimum amount of fixed annuity lifetime income during annuitization or the option of variable annuity payouts with a guaranteed minimum initial payout or a combination of the two options.

If your contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time, the contract and all its riders, including this rider, will terminate without value and no benefits will be paid on account of such termination. Exception: if you are still living, and the annuitant is between 50 and 86 years old, an amount equal to the guaranteed income benefit base will be paid to you under the annuity payout plan and frequency that you select, based upon the fixed or variable annuity payouts described above. The guaranteed income benefit base will be calculated and annuitization will occur at the following times.

•	If the contract value falls to zero during the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur on the valuation date after the expiration of the waiting period, or when the annuitant attains age 50 if later.

•	If the contract value falls to zero after the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur immediately, or when the annuitant attains age 50 if later.

Fixed annuity payouts under this rider will occur at the guaranteed annuity purchase rates based on the “2000 Individual Annuitant Mortality Table A” with 100% Projection Scale G and a 2.0% interest rate for contracts purchased on or after June 19, 2006.(1) These are the same rates used in Table B of the contract (see “The Annuity Payout Period — Annuity Tables”). Your annuity payouts remain fixed for the lifetime of the annuity payout period.

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your variable annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

Pt–1 (1 + i) 1.05	= Pt

Pt–1	= prior annuity payout
Pt	= current annuity payout
i	= annualized subaccount performance

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your variable annuity payout will be unchanged from the previous variable annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous variable annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous variable annuity payout.

(1)	For all other contracts, the guaranteed annuity purchase rates are based on the “1983 Individual Annuitant Mortality Table A” with 100% Projection Scale G and a 2.0% interest rate.

Terminating the Rider
Rider termination conditions are:

•	you may terminate the rider within 30 days following the first anniversary after the effective date of the rider;

•	you may terminate the rider any time after the expiration of the waiting period;

•	the rider will terminate on the date you make a full withdrawal from the contract, or annuitization begins, or on the date that a death benefit is payable; and

•	the rider will terminate* 30 days following the contract anniversary after the annuitant’s 86th birthday.

*	The rider and annual fee terminate 30 days following the contract anniversary after the annuitant’s 86th birthday, however, if you exercise the Income Assurer Benefit rider before this time, your benefits will continue according to the annuity payout plan you have selected.

 112  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS

You may select one of the Income Assurer Benefit riders described below:
Income Assurer Benefit – MAV
The guaranteed income benefit base for the Income Assurer Benefit – MAV is the greater of these three values:

1.	contract value; or

2.	the total purchase payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals; or

3.	the maximum anniversary value.

Maximum Anniversary Value (MAV) — is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

(a) current contract value; or

(b)	total payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals.

Thereafter, we increase the MAV by any additional purchase payments and any purchase payment credits and reduce the MAV by proportionate adjustments for partial withdrawals. Every contract anniversary after that prior to the earlier of your or the annuitant’s 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.

When we exercise our right to not reflect excluded payments in the calculation of the guaranteed income benefit base, we will calculate the guaranteed income benefit base as the greatest of these three values:

1.	contract value less the market value adjusted excluded payments; or

2.	total purchase payments plus any purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals; or

3.	the MAV, less market value adjusted excluded payments.

Market Value Adjusted Excluded Payments are calculated as the sum of each excluded purchase payment and any purchase payment credit multiplied by the ratio of the current contract value over the estimated contract value on the anniversary prior to such purchase payment. The estimated contract value at such anniversary is calculated by assuming that payments, any credits, and partial withdrawals occurring in a contract year take place at the beginning of the year for that anniversary and every year after that to the current contract year.

Income Assurer Benefit® – 5% Accumulation Benefit Base
The guaranteed income benefit base for the Income Assurer Benefit — 5% Accumulation Benefit Base is the greater of these three values:

1.	contract value; or

2.	the total purchase payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals; or

3.	the 5% variable account floor.

5% Variable Account Floor – is equal to the contract value in the excluded investment options plus the variable account floor. The Income Assurer Benefit 5% variable account floor is calculated differently and is not the same value as the death benefit 5% variable account floor.

The variable account floor is zero from the effective date of this rider and until the first contract anniversary after the effective date of this rider. On the first contract anniversary after the effective date of this rider the variable account floor is:

•	the total purchase payments and any purchase payment credits made to the protected investment options minus adjusted partial withdrawals and transfers from the protected investment options; plus

•	an amount equal to 5% of your initial purchase payment and any purchase payment credit allocated to the protected investment options.

On any day after the first contract anniversary following the effective date of this rider, when you allocate additional purchase payments and purchase payment credits to or withdraw or transfer amounts from the protected investment options, we adjust the variable account floor by adding the additional purchase payment and any purchase payment credit and subtracting adjusted withdrawals and adjusted transfers. On each subsequent contract anniversary after the first anniversary of the effective date of this rider, prior to the earlier of your or the annuitant’s 81st birthday, we increase the variable account floor by adding the amount (“roll-up amount”) equal to 5% of the prior contract anniversary’s variable account floor.

RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS 113

The amount of purchase payment and any purchase payment credits withdrawn from or transferred between the excluded investment options and the protected investment options is calculated as (a) times (b) where:

(a)	is the amount of purchase payment and any purchase payment credits in the investment options being withdrawn or transferred on the date of but prior to the current withdrawal or transfer; and

(b)	is the ratio of the amount of the transfer or withdrawal to the value in the investment options being withdrawn or transferred on the date of (but prior to) the current withdrawal or transfer.

The roll-up amount prior to the first anniversary is zero. Also, the roll-up amount on every anniversary after the earlier of your or the annuitant’s 81st birthday is zero.

Adjusted withdrawals and adjusted transfers for the variable account floor are equal to the amount of the withdrawal or transfer from the protected investment options as long as the sum of the withdrawals and transfers from the protected investment options in a contract year do not exceed the roll-up amount from the prior contract anniversary.

If the current withdrawal or transfer from the protected investment options plus the sum of all prior withdrawals and transfers made from the protected investment options in the current policy year exceeds the roll-up amount from the prior contract anniversary we will calculate the adjusted withdrawal or adjusted transfer for the variable account floor as the result of (a) plus [(b) times (c)] where:

(a)	is the roll-up amount from the prior contract anniversary less the sum of any withdrawals and transfers made from the protected investment options in the current policy year but prior to the current withdrawal or transfer. However, (a) can not be less than zero; and

(b)	is the variable account floor on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a); and

(c)	is the ratio of [the amount of the current withdrawal (including any withdrawal charges or MVA) or transfer from the protected investment options less the value from (a)] to [the total in the protected investment options on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a)].

When we exercise our right to not reflect excluded payments in the calculation of the guaranteed income benefit base, we will calculate the guaranteed income benefit base as the greatest of these three values:

1.	contract value less the market value adjusted excluded payments (described above); or

2.	total purchase payments and any purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals; or

3.	the 5% variable account floor, less 5% adjusted excluded payments.

5% Adjusted Excluded Payments are calculated as the sum of each excluded payment and any credit accumulated at 5% for the number of full contract years they have been in the contract.

Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base
The guaranteed income benefit base for the Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base is the greater of these four values:

1.	the contract value;

2.	the total purchase payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals;

3.	the MAV (described above); or

4.	the 5% variable account floor (described above).

When we exercise our right to not reflect excluded payments in the calculation of the guaranteed income benefit base, we will calculate the guaranteed income benefit base as the greatest of:

1.	contract value less the market value adjusted excluded payments (described above);

2.	total purchase payments and any purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals;

3.	the MAV, less market value adjusted excluded payments (described above); or

4.	the 5% Variable Account Floor, less 5% adjusted excluded payments (described above).

 114  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS

EXAMPLES OF THE INCOME ASSURER BENEFIT RIDERS
The purpose of these examples is to illustrate the operation of the Income Assurer Benefit Riders. The examples compare payouts available under the contract’s standard annuity payout provisions with annuity payouts available under the riders based on the same set of assumptions. The contract values shown are hypothetical and do not represent past or future performance. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts (referred to in the riders as “protected investment options”) and the fees and charges that apply to your contract.

For each of the riders, we provide two annuity payout plan comparisons based on the hypothetical contract values we have assumed. The first comparison assumes that you select annuity payout Plan B, Life Annuity with 10 Years Certain. The second comparison assumes that you select annuity payout Plan D, Joint and Last Survivor Annuity — No Refund.

Remember that the riders require you to participate in the PN program. The riders are intended to offer protection against market volatility in the subaccounts (protected investment options). Some PN program investment options include protected investment options and excluded investment options (Columbia Variable Portfolio – Cash Management Fund, and if available under the contract and the one-year fixed account). Excluded investment options are not included in calculating the 5% variable account floor under the Income Assurer Benefit – 5% Accumulation Benefit Base rider and the Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base riders. Because the examples which follow are based on hypothetical contract values, they do not factor in differences in PN program investment options.

Assumptions:

•	You purchase the contract during the 2006 calendar year with a payment of $100,000; and

•	you invest all contract value in the subaccounts (protected investment options); and

•	you make no additional purchase payments, partial withdrawals or changes in PN program investment options; and

•	the annuitant is male and age 55 at contract issue; and

•	the joint annuitant is female and age 55 at contract issue.

Example — Income Assurer Benefit – MAV

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

	Assumed		Maximum	Guaranteed
Contract	Contract	Purchase	Anniversary	Income Benefit
Anniversary	Value	Payments	Value (MAV)(1)	Base – MAV(2)

1	$108,000	$100,000	$108,000	$108,000
2	125,000	none	125,000	125,000
3	132,000	none	132,000	132,000
4	150,000	none	150,000	150,000
5	85,000	none	150,000	150,000
6	121,000	none	150,000	150,000
7	139,000	none	150,000	150,000
8	153,000	none	153,000	153,000
9	140,000	none	153,000	153,000
10	174,000	none	174,000	174,000
11	141,000	none	174,000	174,000
12	148,000	none	174,000	174,000
13	208,000	none	208,000	208,000
14	198,000	none	208,000	208,000
15	203,000	none	208,000	208,000

(1)	The MAV is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2)	The Guaranteed Income Benefit Base – MAV is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base – MAV does not create contract value or guarantee the performance of any investment option.

RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS 115

Plan B – Life Annuity with 10 Years Certain
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B – Life Annuity with 10 Years Certain would be:

	Standard Provisions			IAB – MAV Provisions

Contract		New Table(1)	Old Table(1)		New Table(1)	Old Table(1)
Anniversary	Assumed	Plan B – Life with	Plan B – Life with	IAB – MAV	Plan B – Life with	Plan B – Life with
at Exercise	Contract Value	10 Years Certain(2)	10 Years Certain(2)	Benefit Base	10 Years Certain(2)	10 Years Certain(2)

10	$174,000	$772.56	$774.30	$174,000	$772.56	$774.30
11	141,000	641.55	642.96	174,000	791.70	793.44
12	148,000	691.16	692.64	174,000	812.58	814.32
13	208,000	996.32	998.40	208,000	996.32	998.40
14	198,000	974.16	976.14	208,000	1,023.36	1,025.44
15	203,000	1,025.15	1,027.18	208,000	1,050.40	1,052.48

(1)	Effective June 19, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the “2000 Individual Annuitant Mortality Table A” (New Table), subject to state approval. Previously, our calculations were based on the “1983 Individual Annuity Mortality Table A” (Old Table). If you purchased a contract prior to June 19, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after June 19, 2006, the references to New Table apply to your contract.
(2)	The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

Plan D – Joint and Last Survivor Life Annuity – No Refund
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D – Joint and Last Survivor Life Annuity – No Refund would be:

	Standard Provisions			IAB – MAV Provisions

Contract		New Table(1)	Old Table(1)		New Table(1)	Old Table(1)
Anniversary	Assumed	Plan D – Last	Plan D – Last	IAB – MAV	Plan D – Last	Plan D – Last
at Exercise	Contract Value	Survivor No Refund(2)	Survivor No Refund(2)	Benefit Base	Survivor No Refund(2)	Survivor No Refund(2)

10	$174,000	$629.88	$622.92	$174,000	$629.88	$622.92
11	141,000	521.70	516.06	174,000	643.80	636.84
12	148,000	559.44	553.52	174,000	657.72	650.76
13	208,000	807.04	796.64	208,000	807.04	796.64
14	198,000	786.06	778.14	208,000	825.76	817.44
15	203,000	826.21	818.09	208,000	846.56	838.24

(1)	Effective June 19, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the “2000 Individual Annuitant Mortality Table A” (New Table), subject to state approval. Previously, our calculations were based on the “1983 Individual Annuity Mortality Table A” (Old Table). If you purchased a contract prior to June 19, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after June 19, 2006, the references to New Table apply to your contract.
(2)	The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

 116  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS

Example — Income Assurer Benefit® – 5% Accumulation Benefit Base

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

				Guaranteed Income
	Assumed			Benefit Base –
Contract	Contract	Purchase	5% Accumulation	5% Accumulation
Anniversary	Value	Payments	Benefit Base(1)	Benefit Base(2)

1	$108,000	$100,000	$105,000	$108,000
2	125,000	none	110,250	125,000
3	132,000	none	115,763	132,000
4	150,000	none	121,551	150,000
5	85,000	none	127,628	127,628
6	121,000	none	134,010	134,010
7	139,000	none	140,710	140,710
8	153,000	none	147,746	153,000
9	140,000	none	155,133	155,133
10	174,000	none	162,889	174,000
11	141,000	none	171,034	171,034
12	148,000	none	179,586	179,586
13	208,000	none	188,565	208,000
14	198,000	none	197,993	198,000
15	203,000	none	207,893	207,893

(1)	The 5% Accumulation Benefit Base value is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2)	The Guaranteed Income Benefit Base – 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base – 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.

Plan B – Life Annuity with 10 Years Certain
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B – Life Annuity with 10 Years Certain would be:

	Standard Provisions			IAB – 5% RF Provisions

Contract		New Table(1)	Old Table(1)		New Table(1)	Old Table(1)
Anniversary	Assumed	Plan B – Life with	Plan B – Life with	IAB – 5% RF	Plan B – Life with	Plan B – Life with
at Exercise	Contract Value	10 Years Certain(2)	10 Years Certain(2)	Benefit Base	10 Years Certain(2)	10 Years Certain(2)

10	$174,000	$772.56	$774.30	$174,000	$772.56	$774.30
11	141,000	641.55	642.96	171,034	778.20	779.91
12	148,000	691.16	692.64	179,586	838.66	840.46
13	208,000	996.32	998.40	208,000	996.32	998.40
14	198,000	974.16	976.14	198,000	974.16	976.14
15	203,000	1,025.15	1,027.18	207,893	1,049.86	1,051.94

(1)	Effective June 19, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the “2000 Individual Annuitant Mortality Table A” (New Table), subject to state approval. Previously, our calculations were based on the “1983 Individual Annuity Mortality Table A” (Old Table). If you purchased a contract prior to June 19, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after June 19, 2006, the references to New Table apply to your contract.
(2)	The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS 117

Plan D – Joint and Last Survivor Life Annuity – No Refund
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D – Joint and Last Survivor Life Annuity – No Refund would be:

	Standard Provisions			IAB – 5% RF Provisions

Contract		New Table(1)	Old Table(1)		New Table(1)	Old Table(1)
Anniversary	Assumed	Plan D – Last	Plan D – Last	IAB – 5% RF	Plan D – Last	Plan D – Last
at Exercise	Contract Value	Survivor No Refund(2)	Survivor No Refund(2)	Benefit Base	Survivor No Refund(2)	Survivor No Refund(2)

10	$174,000	$629.88	$622.92	$174,000	$629.88	$622.92
11	141,000	521.70	516.06	171,034	632.83	625.98
12	148,000	559.44	553.52	179,586	678.83	671.65
13	208,000	807.04	796.64	208,000	807.04	796.64
14	198,000	786.06	778.14	198,000	786.06	778.14
15	203,000	826.21	818.09	207,893	846.12	837.81

(1)	Effective June 19, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the “2000 Individual Annuitant Mortality Table A” (New Table), subject to state approval. Previously, our calculations were based on the “1983 Individual Annuity Mortality Table A” (Old Table). If you purchased a contract prior to June 19, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after June 19, 2006, the references to New Table apply to your contract.
(2)	The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th, 13th or the 14th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

Example — Income Assurer Benefit® – Greater of MAV or 5% Accumulation Benefit Base

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

					Guaranteed
					Income
					Benefit Base –
					Greater of
	Assumed		Maximum		MAV or 5%
Contract	Contract	Purchase	Anniversary	5% Accumulation	Accumulation
Anniversary	Value	Payments	Value(1)	Benefit Base(1)	Benefit Base(2)

1	$108,000	$100,000	$108,000	$105,000	$108,000
2	125,000	none	125,000	110,250	125,000
3	132,000	none	132,000	115,763	132,000
4	150,000	none	150,000	121,551	150,000
5	85,000	none	150,000	127,628	150,000
6	121,000	none	150,000	134,010	150,000
7	139,000	none	150,000	140,710	150,000
8	153,000	none	153,000	147,746	153,000
9	140,000	none	153,000	155,133	155,133
10	174,000	none	174,000	162,889	174,000
11	141,000	none	174,000	171,034	174,000
12	148,000	none	174,000	179,586	179,586
13	208,000	none	208,000	188,565	208,000
14	198,000	none	208,000	197,993	208,000
15	203,000	none	208,000	207,893	208,000

(1)	The MAV and 5% Accumulation Benefit Base are limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2)	The Guaranteed Income Benefit Base – Greater of MAV or 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base – Greater of MAV or 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.

 118  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS

Plan B – Life Annuity with 10 Years Certain
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B – Life Annuity with 10 Years Certain would be:

	Standard Provisions			IAB – Max Provisions

Contract		New Table(1)	Old Table(1)		New Table(1)	Old Table(1)
Anniversary	Assumed	Plan B – Life with	Plan B – Life with	IAB – Max	Plan B – Life with	Plan B – Life with
at Exercise	Contract Value	10 Years Certain(2)	10 Years Certain(2)	Benefit Base	10 Years Certain(2)	10 Years Certain(2)

10	$174,000	$772.56	$774.30	$174,000	$772.56	$774.30
11	141,000	641.55	642.96	174,000	791.70	793.44
12	148,000	691.16	692.64	179,586	838.66	840.46
13	208,000	996.32	998.40	208,000	996.32	998.40
14	198,000	974.16	976.14	208,000	1,023.36	1,025.44
15	203,000	1,025.15	1,027.18	208,000	1,050.40	1,052.48

(1)	Effective June 19, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the “2000 Individual Annuitant Mortality Table A” (New Table), subject to state approval. Previously, our calculations were based on the “1983 Individual Annuity Mortality Table A” (Old Table). If you purchased a contract prior to June 19, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after June 19, 2006, the references to New Table apply to your contract.
(2)	The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

Plan D – Joint and Last Survivor Life Annuity – No Refund
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D – Joint and Last Survivor Life Annuity – No Refund would be:

	Standard Provisions			IAB – Max Provisions

Contract		New Table(1)	Old Table(1)		New Table(1)	Old Table(1)
Anniversary	Assumed	Plan D – Last	Plan D – Last	IAB – Max	Plan D – Last	Plan D – Last
at Exercise	Contract Value	Survivor No Refund(2)	Survivor No Refund(2)	Benefit Base	Survivor No Refund(2)	Survivor No Refund(2)

10	$174,000	$629.88	$622.92	$174,000	$629.88	$622.92
11	141,000	521.70	516.06	174,000	643.80	636.84
12	148,000	559.44	553.52	179,586	678.83	671.65
13	208,000	807.04	796.64	208,000	807.04	796.64
14	198,000	786.06	778.14	208,000	825.76	817.44
15	203,000	826.21	818.09	208,000	846.56	838.24

(1)	Effective June 19, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the “2000 Individual Annuitant Mortality Table A” (New Table), subject to state approval. Previously, our calculations were based on the “1983 Individual Annuity Mortality Table A” (Old Table). If you purchased a contract prior to June 19, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after June 19, 2006, the references to New Table apply to your contract.
(2)	The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS 119

Appendix K: Condensed Financial Information (Unaudited)

The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each subaccount is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. We have not provided this information for subaccounts (if any) that were not available under your contract as of Dec. 31, 2012. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.

Variable account charges of 1.05% of the daily net assets of the variable account.
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006

AllianceBernstein VPS Balanced Wealth Strategy Portfolio (Class B) (09/26/2008)
Accumulation unit value at beginning of period	$1.06	$1.11	$1.01	$0.82	$1.00	—	—
Accumulation unit value at end of period	$1.19	$1.06	$1.11	$1.01	$0.82	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

AllianceBernstein VPS Global Thematic Growth Portfolio (Class B) (05/01/2007)
Accumulation unit value at beginning of period	$0.81	$1.07	$0.91	$0.60	$1.16	$1.00	—
Accumulation unit value at end of period	$0.91	$0.81	$1.07	$0.91	$0.60	$1.16	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

AllianceBernstein VPS Growth and Income Portfolio (Class B) (06/19/2006)
Accumulation unit value at beginning of period	$0.99	$0.95	$0.85	$0.71	$1.21	$1.17	$1.00
Accumulation unit value at end of period	$1.15	$0.99	$0.95	$0.85	$0.71	$1.21	$1.17
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

AllianceBernstein VPS International Value Portfolio (Class B) (06/19/2006)
Accumulation unit value at beginning of period	$0.66	$0.82	$0.80	$0.60	$1.30	$1.24	$1.00
Accumulation unit value at end of period	$0.74	$0.66	$0.82	$0.80	$0.60	$1.30	$1.24
Number of accumulation units outstanding at end of period (000 omitted)	5	5	4	346	426	212	75

American Century VP Inflation Protection, Class II (06/19/2006)
Accumulation unit value at beginning of period	$1.35	$1.22	$1.17	$1.08	$1.10	$1.02	$1.00
Accumulation unit value at end of period	$1.43	$1.35	$1.22	$1.17	$1.08	$1.10	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

American Century VP Mid Cap Value, Class II (05/01/2007)
Accumulation unit value at beginning of period	$1.00	$1.02	$0.86	$0.67	$0.90	$1.00	—
Accumulation unit value at end of period	$1.15	$1.00	$1.02	$0.86	$0.67	$0.90	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

American Century VP Ultra®, Class II (06/19/2006)
Accumulation unit value at beginning of period	$1.09	$1.09	$0.95	$0.71	$1.24	$1.03	$1.00
Accumulation unit value at end of period	$1.22	$1.09	$1.09	$0.95	$0.71	$1.24	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	207

American Century VP Value, Class II (06/19/2006)
Accumulation unit value at beginning of period	$1.04	$1.04	$0.93	$0.78	$1.08	$1.15	$1.00
Accumulation unit value at end of period	$1.18	$1.04	$1.04	$0.93	$0.78	$1.08	$1.15
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

ClearBridge Variable Small Cap Growth Portfolio – Class I (05/01/2007)
Accumulation unit value at beginning of period	$1.07	$1.06	$0.86	$0.61	$1.03	$1.00	—
Accumulation unit value at end of period	$1.26	$1.07	$1.06	$0.86	$0.61	$1.03	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Columbia Variable Portfolio – Cash Management Fund (Class 3) (06/19/2006)
Accumulation unit value at beginning of period	$1.04	$1.05	$1.06	$1.07	$1.06	$1.02	$1.00
Accumulation unit value at end of period	$1.03	$1.04	$1.05	$1.06	$1.07	$1.06	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	374	412	450	212	81	91	1

Columbia Variable Portfolio – Diversified Bond Fund (Class 3) (06/19/2006)
Accumulation unit value at beginning of period	$1.29	$1.22	$1.14	$1.01	$1.09	$1.04	$1.00
Accumulation unit value at end of period	$1.38	$1.29	$1.22	$1.14	$1.01	$1.09	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	5	5	5	958	827	654	195

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3) (06/19/2006)
Accumulation unit value at beginning of period	$0.97	$1.03	$0.90	$0.71	$1.20	$1.13	$1.00
Accumulation unit value at end of period	$1.10	$0.97	$1.03	$0.90	$0.71	$1.20	$1.13
Number of accumulation units outstanding at end of period (000 omitted)	8	8	8	978	817	424	205

 120  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS

Variable account charges of 1.05% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006

Columbia Variable Portfolio – Emerging Markets Fund (Class 3) (06/19/2006)
Accumulation unit value at beginning of period	$1.34	$1.72	$1.45	$0.84	$1.84	$1.34	$1.00
Accumulation unit value at end of period	$1.60	$1.34	$1.72	$1.45	$0.84	$1.84	$1.34
Number of accumulation units outstanding at end of period (000 omitted)	1	1	1	157	225	106	66

Columbia Variable Portfolio – High Income Fund (Class 2)* (06/19/2006)
Accumulation unit value at beginning of period	$1.34	$1.27	$1.15	$0.81	$1.08	$1.08	$1.00
Accumulation unit value at end of period	$1.53	$1.34	$1.27	$1.15	$0.81	$1.08	$1.08
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	16
*Columbia Variable Portfolio – High Income Fund (Class 2) is scheduled to be merged into Columbia Variable Portfolio – Income Opportunities Fund (Class 2) on April 29, 2013.

Columbia Variable Portfolio – High Yield Bond Fund (Class 3) (06/19/2006)
Accumulation unit value at beginning of period	$1.43	$1.37	$1.22	$0.80	$1.08	$1.07	$1.00
Accumulation unit value at end of period	$1.64	$1.43	$1.37	$1.22	$0.80	$1.08	$1.07
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	4

Columbia Variable Portfolio – Income Opportunities Fund (Class 3) (06/19/2006)
Accumulation unit value at beginning of period	$1.44	$1.37	$1.22	$0.87	$1.08	$1.06	$1.00
Accumulation unit value at end of period	$1.63	$1.44	$1.37	$1.22	$0.87	$1.08	$1.06
Number of accumulation units outstanding at end of period (000 omitted)	4	4	4	496	293	216	81

Columbia Variable Portfolio – International Opportunity Fund (Class 3) (06/19/2006)
Accumulation unit value at beginning of period	$0.96	$1.10	$0.98	$0.78	$1.32	$1.18	$1.00
Accumulation unit value at end of period	$1.11	$0.96	$1.10	$0.98	$0.78	$1.32	$1.18
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Columbia Variable Portfolio – Large Cap Growth Fund (Class 3) (06/19/2006)
Accumulation unit value at beginning of period	$0.94	$0.99	$0.85	$0.63	$1.14	$1.12	$1.00
Accumulation unit value at end of period	$1.12	$0.94	$0.99	$0.85	$0.63	$1.14	$1.12
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Columbia Variable Portfolio – Large Core Quantitative Fund (Class 3) (06/19/2006)
Accumulation unit value at beginning of period	$0.99	$0.95	$0.82	$0.67	$1.16	$1.14	$1.00
Accumulation unit value at end of period	$1.11	$0.99	$0.95	$0.82	$0.67	$1.16	$1.14
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Columbia Variable Portfolio – Marsico Growth Fund (Class 1) (05/01/2007)
Accumulation unit value at beginning of period	$0.98	$1.02	$0.85	$0.67	$1.13	$1.00	—
Accumulation unit value at end of period	$1.09	$0.98	$1.02	$0.85	$0.67	$1.13	—
Number of accumulation units outstanding at end of period (000 omitted)	8	8	8	955	654	358	—

Columbia Variable Portfolio – Marsico International Opportunities Fund (Class 2) (05/01/2007)
Accumulation unit value at beginning of period	$0.74	$0.89	$0.79	$0.58	$1.14	$1.00	—
Accumulation unit value at end of period	$0.86	$0.74	$0.89	$0.79	$0.58	$1.14	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Class 3) (06/19/2006)
Accumulation unit value at beginning of period	$1.09	$1.30	$1.04	$0.64	$1.18	$1.05	$1.00
Accumulation unit value at end of period	$1.20	$1.09	$1.30	$1.04	$0.64	$1.18	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund (Class 3) (05/01/2007)
Accumulation unit value at beginning of period	$0.83	$0.92	$0.76	$0.54	$1.00	$1.00	—
Accumulation unit value at end of period	$0.97	$0.83	$0.92	$0.76	$0.54	$1.00	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Columbia Variable Portfolio – S&P 500 Index Fund (Class 3) (06/19/2006)
Accumulation unit value at beginning of period	$1.05	$1.04	$0.92	$0.73	$1.18	$1.14	$1.00
Accumulation unit value at end of period	$1.20	$1.05	$1.04	$0.92	$0.73	$1.18	$1.14
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Columbia Variable Portfolio – Small Cap Value Fund (Class 2) (06/19/2006)
Accumulation unit value at beginning of period	$1.11	$1.19	$0.95	$0.77	$1.08	$1.13	$1.00
Accumulation unit value at end of period	$1.22	$1.11	$1.19	$0.95	$0.77	$1.08	$1.13
Number of accumulation units outstanding at end of period (000 omitted)	6	6	5	613	439	300	—

Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3) (06/19/2006)
Accumulation unit value at beginning of period	$1.10	$1.10	$1.08	$1.03	$1.07	$1.03	$1.00
Accumulation unit value at end of period	$1.11	$1.10	$1.10	$1.08	$1.03	$1.07	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	129	45	55	5

RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS 121

Variable account charges of 1.05% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006

Credit Suisse Trust – Commodity Return Strategy Portfolio (05/01/2007)
Accumulation unit value at beginning of period	$0.85	$0.99	$0.86	$0.72	$1.10	$1.00	—
Accumulation unit value at end of period	$0.83	$0.85	$0.99	$0.86	$0.72	$1.10	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Dreyfus Investment Portfolios MidCap Stock Portfolio, Service Shares (06/19/2006)
Accumulation unit value at beginning of period	$1.05	$1.06	$0.84	$0.63	$1.07	$1.06	$1.00
Accumulation unit value at end of period	$1.24	$1.05	$1.06	$0.84	$0.63	$1.07	$1.06
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Dreyfus Variable Investment Fund Appreciation Portfolio, Service Shares (06/19/2006)
Accumulation unit value at beginning of period	$1.25	$1.17	$1.02	$0.85	$1.22	$1.15	$1.00
Accumulation unit value at end of period	$1.37	$1.25	$1.17	$1.02	$0.85	$1.22	$1.15
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Dreyfus Variable Investment Fund International Equity Portfolio, Service Shares (05/01/2007)
Accumulation unit value at beginning of period	$0.71	$0.84	$0.77	$0.62	$1.10	$1.00	—
Accumulation unit value at end of period	$0.86	$0.71	$0.84	$0.77	$0.62	$1.10	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Dreyfus Variable Investment Fund International Value Portfolio, Service Shares (06/19/2006)
Accumulation unit value at beginning of period	$0.79	$0.98	$0.95	$0.74	$1.19	$1.16	$1.00
Accumulation unit value at end of period	$0.88	$0.79	$0.98	$0.95	$0.74	$1.19	$1.16
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Eaton Vance VT Floating-Rate Income Fund (05/01/2007)
Accumulation unit value at beginning of period	$1.11	$1.10	$1.02	$0.71	$0.99	$1.00	—
Accumulation unit value at end of period	$1.18	$1.11	$1.10	$1.02	$0.71	$0.99	—
Number of accumulation units outstanding at end of period (000 omitted)	2	2	2	347	230	155	—

Fidelity® VIP Contrafund® Portfolio Service Class 2 (06/19/2006)
Accumulation unit value at beginning of period	$1.08	$1.13	$0.97	$0.73	$1.28	$1.10	$1.00
Accumulation unit value at end of period	$1.25	$1.08	$1.13	$0.97	$0.73	$1.28	$1.10
Number of accumulation units outstanding at end of period (000 omitted)	2	56	57	240	567	438	409

Fidelity® VIP Growth Portfolio Service Class 2 (06/19/2006)
Accumulation unit value at beginning of period	$1.08	$1.10	$0.89	$0.71	$1.35	$1.08	$1.00
Accumulation unit value at end of period	$1.23	$1.08	$1.10	$0.89	$0.71	$1.35	$1.08
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Fidelity® VIP Investment Grade Bond Portfolio Service Class 2 (06/19/2006)
Accumulation unit value at beginning of period	$1.32	$1.25	$1.17	$1.03	$1.08	$1.04	$1.00
Accumulation unit value at end of period	$1.38	$1.32	$1.25	$1.17	$1.03	$1.08	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	48	50	52	425	359	301	21

Fidelity® VIP Mid Cap Portfolio Service Class 2 (06/19/2006)
Accumulation unit value at beginning of period	$1.16	$1.31	$1.03	$0.74	$1.25	$1.09	$1.00
Accumulation unit value at end of period	$1.31	$1.16	$1.31	$1.03	$0.74	$1.25	$1.09
Number of accumulation units outstanding at end of period (000 omitted)	3	3	2	236	310	155	68

Fidelity® VIP Overseas Portfolio Service Class 2 (06/19/2006)
Accumulation unit value at beginning of period	$0.85	$1.04	$0.93	$0.75	$1.35	$1.17	$1.00
Accumulation unit value at end of period	$1.02	$0.85	$1.04	$0.93	$0.75	$1.35	$1.17
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	21

FTVIPT Franklin Income Securities Fund – Class 2 (06/19/2006)
Accumulation unit value at beginning of period	$1.21	$1.20	$1.07	$0.80	$1.15	$1.12	$1.00
Accumulation unit value at end of period	$1.35	$1.21	$1.20	$1.07	$0.80	$1.15	$1.12
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

FTVIPT Franklin Rising Dividends Securities Fund – Class 2 (06/19/2006)
Accumulation unit value at beginning of period	$1.14	$1.08	$0.91	$0.78	$1.08	$1.13	$1.00
Accumulation unit value at end of period	$1.26	$1.14	$1.08	$0.91	$0.78	$1.08	$1.13
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

FTVIPT Franklin Small-Mid Cap Growth Securities Fund – Class 2 (06/19/2006)
Accumulation unit value at beginning of period	$1.16	$1.23	$0.98	$0.69	$1.21	$1.10	$1.00
Accumulation unit value at end of period	$1.28	$1.16	$1.23	$0.98	$0.69	$1.21	$1.10
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

FTVIPT Mutual Shares Securities Fund – Class 2 (06/19/2006)
Accumulation unit value at beginning of period	$0.98	$1.00	$0.91	$0.73	$1.17	$1.14	$1.00
Accumulation unit value at end of period	$1.11	$0.98	$1.00	$0.91	$0.73	$1.17	$1.14
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	131

 122  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS

Variable account charges of 1.05% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006

FTVIPT Templeton Global Bond Securities Fund – Class 2 (06/19/2006)
Accumulation unit value at beginning of period	$1.61	$1.64	$1.45	$1.23	$1.17	$1.07	$1.00
Accumulation unit value at end of period	$1.83	$1.61	$1.64	$1.45	$1.23	$1.17	$1.07
Number of accumulation units outstanding at end of period (000 omitted)	2	2	2	345	290	255	94

FTVIPT Templeton Growth Securities Fund – Class 2 (06/19/2006)
Accumulation unit value at beginning of period	$0.86	$0.94	$0.88	$0.68	$1.19	$1.18	$1.00
Accumulation unit value at end of period	$1.03	$0.86	$0.94	$0.88	$0.68	$1.19	$1.18
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares (06/19/2006)
Accumulation unit value at beginning of period	$1.09	$1.18	$0.95	$0.72	$1.16	$1.14	$1.00
Accumulation unit value at end of period	$1.28	$1.09	$1.18	$0.95	$0.72	$1.16	$1.14
Number of accumulation units outstanding at end of period (000 omitted)	2	2	2	214	245	190	130

Goldman Sachs VIT Structured U.S. Equity Fund – Institutional Shares (05/01/2007)
Accumulation unit value at beginning of period	$0.81	$0.79	$0.70	$0.59	$0.94	$1.00	—
Accumulation unit value at end of period	$0.92	$0.81	$0.79	$0.70	$0.59	$0.94	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Invesco V.I. American Franchise Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$0.97	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Invesco V.I. Comstock Fund, Series II Shares (06/19/2006)
Accumulation unit value at beginning of period	$0.98	$1.01	$0.88	$0.69	$1.09	$1.13	$1.00
Accumulation unit value at end of period	$1.15	$0.98	$1.01	$0.88	$0.69	$1.09	$1.13
Number of accumulation units outstanding at end of period (000 omitted)	3	3	3	294	383	238	201

Invesco V.I. Global Health Care Fund, Series II Shares (05/01/2007)
Accumulation unit value at beginning of period	$0.98	$0.95	$0.92	$0.73	$1.03	$1.00	—
Accumulation unit value at end of period	$1.17	$0.98	$0.95	$0.92	$0.73	$1.03	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Invesco V.I. International Growth Fund, Series II Shares (05/01/2007)
Accumulation unit value at beginning of period	$0.84	$0.91	$0.82	$0.61	$1.05	$1.00	—
Accumulation unit value at end of period	$0.96	$0.84	$0.91	$0.82	$0.61	$1.05	—
Number of accumulation units outstanding at end of period (000 omitted)	7	7	7	749	329	164	—

Invesco V.I. Mid Cap Core Equity Fund, Series II Shares (06/19/2006)
Accumulation unit value at beginning of period	$1.12	$1.21	$1.08	$0.84	$1.19	$1.10	$1.00
Accumulation unit value at end of period	$1.23	$1.12	$1.21	$1.08	$0.84	$1.19	$1.10
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Invesco V.I. Mid Cap Growth Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$0.98	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Invesco V.I. Value Opportunities Fund, Series II Shares (06/19/2006)
Accumulation unit value at beginning of period	$0.80	$0.84	$0.79	$0.54	$1.14	$1.13	$1.00
Accumulation unit value at end of period	$0.93	$0.80	$0.84	$0.79	$0.54	$1.14	$1.13
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Janus Aspen Series Janus Portfolio: Service Shares (05/01/2007)
Accumulation unit value at beginning of period	$0.90	$0.96	$0.85	$0.63	$1.06	$1.00	—
Accumulation unit value at end of period	$1.05	$0.90	$0.96	$0.85	$0.63	$1.06	—
Number of accumulation units outstanding at end of period (000 omitted)	7	8	8	820	680	449	—

MFS® New Discovery Series – Service Class (06/19/2006)
Accumulation unit value at beginning of period	$1.33	$1.50	$1.12	$0.69	$1.16	$1.14	$1.00
Accumulation unit value at end of period	$1.59	$1.33	$1.50	$1.12	$0.69	$1.16	$1.14
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

MFS® Total Return Series – Service Class (06/19/2006)
Accumulation unit value at beginning of period	$1.11	$1.10	$1.02	$0.87	$1.14	$1.11	$1.00
Accumulation unit value at end of period	$1.22	$1.11	$1.10	$1.02	$0.87	$1.14	$1.11
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

MFS® Utilities Series – Service Class (06/19/2006)
Accumulation unit value at beginning of period	$1.49	$1.41	$1.26	$0.96	$1.56	$1.23	$1.00
Accumulation unit value at end of period	$1.67	$1.49	$1.41	$1.26	$0.96	$1.56	$1.23
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS 123

Variable account charges of 1.05% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006

Morgan Stanley UIF Global Real Estate Portfolio, Class II Shares (05/01/2007)
Accumulation unit value at beginning of period	$0.71	$0.79	$0.66	$0.47	$0.85	$1.00	—
Accumulation unit value at end of period	$0.91	$0.71	$0.79	$0.66	$0.47	$0.85	—
Number of accumulation units outstanding at end of period (000 omitted)	1	1	1	188	228	91	—

Morgan Stanley UIF Mid Cap Growth Portfolio, Class II Shares (05/01/2007)
Accumulation unit value at beginning of period	$1.11	$1.21	$0.92	$0.59	$1.13	$1.00	—
Accumulation unit value at end of period	$1.19	$1.11	$1.21	$0.92	$0.59	$1.13	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Morgan Stanley UIF U.S. Real Estate Portfolio, Class II Shares (06/19/2006)
Accumulation unit value at beginning of period	$1.05	$1.01	$0.79	$0.62	$1.01	$1.23	$1.00
Accumulation unit value at end of period	$1.21	$1.05	$1.01	$0.79	$0.62	$1.01	$1.23
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	1

Oppenheimer Capital Appreciation Fund/VA, Service Shares (06/19/2006)
Accumulation unit value at beginning of period	$1.00	$1.02	$0.95	$0.66	$1.23	$1.10	$1.00
Accumulation unit value at end of period	$1.12	$1.00	$1.02	$0.95	$0.66	$1.23	$1.10
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Oppenheimer Global Fund/VA, Service Shares (06/19/2006)
Accumulation unit value at beginning of period	$1.04	$1.14	$1.00	$0.72	$1.23	$1.17	$1.00
Accumulation unit value at end of period	$1.24	$1.04	$1.14	$1.00	$0.72	$1.23	$1.17
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Oppenheimer Global Strategic Income Fund/VA, Service Shares (06/19/2006)
Accumulation unit value at beginning of period	$1.30	$1.31	$1.15	$0.98	$1.16	$1.07	$1.00
Accumulation unit value at end of period	$1.46	$1.30	$1.31	$1.15	$0.98	$1.16	$1.07
Number of accumulation units outstanding at end of period (000 omitted)	14	69	70	727	561	443	134

Oppenheimer Main Street Small Cap Fund®/VA, Service Shares (06/19/2006)
Accumulation unit value at beginning of period	$1.05	$1.09	$0.89	$0.66	$1.08	$1.10	$1.00
Accumulation unit value at end of period	$1.23	$1.05	$1.09	$0.89	$0.66	$1.08	$1.10
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

PIMCO VIT All Asset Portfolio, Advisor Class (05/01/2007)
Accumulation unit value at beginning of period	$1.17	$1.16	$1.04	$0.86	$1.04	$1.00	—
Accumulation unit value at end of period	$1.33	$1.17	$1.16	$1.04	$0.86	$1.04	—
Number of accumulation units outstanding at end of period (000 omitted)	4	4	4	395	548	429	—

Putnam VT Global Health Care Fund – Class IB Shares (06/19/2006)
Accumulation unit value at beginning of period	$1.07	$1.09	$1.07	$0.86	$1.05	$1.07	$1.00
Accumulation unit value at end of period	$1.29	$1.07	$1.09	$1.07	$0.86	$1.05	$1.07
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Putnam VT International Equity Fund – Class IB Shares (06/19/2006)
Accumulation unit value at beginning of period	$0.80	$0.97	$0.89	$0.72	$1.30	$1.21	$1.00
Accumulation unit value at end of period	$0.96	$0.80	$0.97	$0.89	$0.72	$1.30	$1.21
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Putnam VT Multi-Cap Growth Fund – Class IB Shares (09/24/2010)
Accumulation unit value at beginning of period	$1.06	$1.13	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.23	$1.06	$1.13	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Putnam VT Small Cap Value Fund – Class IB Shares (06/19/2006)
Accumulation unit value at beginning of period	$0.89	$0.95	$0.76	$0.58	$0.97	$1.13	$1.00
Accumulation unit value at end of period	$1.04	$0.89	$0.95	$0.76	$0.58	$0.97	$1.13
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	98

Variable Portfolio – Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.07	$1.12	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.21	$1.07	$1.12	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Variable Portfolio – Aggressive Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.08	$1.12	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.21	$1.08	$1.12	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,082	2,278	2,135	—	—	—	—

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund (Class 3) (06/19/2006)
Accumulation unit value at beginning of period	$1.29	$1.18	$1.15	$1.08	$1.09	$1.02	$1.00
Accumulation unit value at end of period	$1.34	$1.29	$1.18	$1.15	$1.08	$1.09	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	15	15	16	673	304	289	164

 124  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS

Variable account charges of 1.05% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,			2012	2011	2010	2009	2008	2007	2006

Variable Portfolio – Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period			$1.07	$1.04	$1.00	—	—	—	—
Accumulation unit value at end of period			$1.13	$1.07	$1.04	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)			—	—	—	—	—	—	—

Variable Portfolio – Conservative Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period			$1.07	$1.04	$1.00	—	—	—	—
Accumulation unit value at end of period			$1.13	$1.07	$1.04	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)			606	528	480	—	—	—	—

Variable Portfolio – Moderate Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period			$1.08	$1.09	$1.00	—	—	—	—
Accumulation unit value at end of period			$1.19	$1.08	$1.09	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)			—	—	—	—	—	—	—

Variable Portfolio – Moderate Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period			$1.09	$1.09	$1.00	—	—	—	—
Accumulation unit value at end of period			$1.19	$1.09	$1.09	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)			5,774	5,879	5,198	—	—	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period			$1.08	$1.11	$1.00	—	—	—	—
Accumulation unit value at end of period			$1.20	$1.08	$1.11	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)			—	—	—	—	—	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period			$1.09	$1.11	$1.00	—	—	—	—
Accumulation unit value at end of period			$1.21	$1.09	$1.11	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)			2,337	2,464	2,836	—	—	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period			$1.08	$1.07	$1.00	—	—	—	—
Accumulation unit value at end of period			$1.16	$1.08	$1.07	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)			—	—	—	—	—	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period			$1.08	$1.07	$1.00	—	—	—	—
Accumulation unit value at end of period			$1.16	$1.08	$1.07	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)			351	489	1,376	—	—	—	—

Variable Portfolio – Partners Small Cap Value Fund (Class 3) (06/19/2006)
Accumulation unit value at beginning of period			$1.13	$1.19	$0.97	$0.72	$1.06	$1.12	$1.00
Accumulation unit value at end of period			$1.27	$1.13	$1.19	$0.97	$0.72	$1.06	$1.12
Number of accumulation units outstanding at end of period (000 omitted)			—	—	—	—	—	—	—

Variable Portfolio – Sit Dividend Growth Fund (Class 3) (05/01/2007)
Accumulation unit value at beginning of period			$0.83	$0.87	$0.78	$0.60	$0.99	$1.00	—
Accumulation unit value at end of period			$0.90	$0.83	$0.87	$0.78	$0.60	$0.99	—
Number of accumulation units outstanding at end of period (000 omitted)			10	10	10	1,011	585	342	—

Variable Portfolio – Victory Established Value Fund (Class 3) (06/19/2006)
Accumulation unit value at beginning of period			$1.09	$1.18	$0.98	$0.72	$1.15	$1.10	$1.00
Accumulation unit value at end of period			$1.26	$1.09	$1.18	$0.98	$0.72	$1.15	$1.10
Number of accumulation units outstanding at end of period (000 omitted)			—	—	—	—	—	—	—

Wanger International (06/19/2006)
Accumulation unit value at beginning of period			$1.18	$1.40	$1.13	$0.76	$1.42	$1.23	$1.00
Accumulation unit value at end of period			$1.42	$1.18	$1.40	$1.13	$0.76	$1.42	$1.23
Number of accumulation units outstanding at end of period (000 omitted)			2	2	2	240	294	140	86

Wanger USA (06/19/2006)
Accumulation unit value at beginning of period			$1.10	$1.15	$0.95	$0.67	$1.13	$1.08	$1.00
Accumulation unit value at end of period			$1.31	$1.10	$1.15	$0.95	$0.67	$1.13	$1.08
Number of accumulation units outstanding at end of period (000 omitted)			2	2	2	194	156	105	23

Variable account charges of 1.70% of the daily net assets of the variable account.
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004

AllianceBernstein VPS Balanced Wealth Strategy Portfolio (Class B) (09/26/2008)
Accumulation unit value at beginning of period	$1.04	$1.09	$1.00	$0.82	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.16	$1.04	$1.09	$1.00	$0.82	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—

RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS 125

Variable account charges of 1.70% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004

AllianceBernstein VPS Global Thematic Growth Portfolio (Class B) (05/01/2007)
Accumulation unit value at beginning of period	$0.79	$1.04	$0.90	$0.59	$1.15	$1.00	—	—	—
Accumulation unit value at end of period	$0.87	$0.79	$1.04	$0.90	$0.59	$1.15	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

AllianceBernstein VPS Growth and Income Portfolio (Class B) (11/15/2004)
Accumulation unit value at beginning of period	$1.00	$0.96	$0.87	$0.73	$1.26	$1.22	$1.06	$1.03	$1.00
Accumulation unit value at end of period	$1.16	$1.00	$0.96	$0.87	$0.73	$1.26	$1.22	$1.06	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

AllianceBernstein VPS International Value Portfolio (Class B) (11/15/2004)
Accumulation unit value at beginning of period	$0.82	$1.04	$1.01	$0.76	$1.67	$1.60	$1.21	$1.05	$1.00
Accumulation unit value at end of period	$0.92	$0.82	$1.04	$1.01	$0.76	$1.67	$1.60	$1.21	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	46	43	39	269	262	105	43	28	1

American Century VP Inflation Protection, Class II (11/15/2004)
Accumulation unit value at beginning of period	$1.29	$1.17	$1.14	$1.05	$1.08	$1.01	$1.01	$1.01	$1.00
Accumulation unit value at end of period	$1.36	$1.29	$1.17	$1.14	$1.05	$1.08	$1.01	$1.01	$1.01
Number of accumulation units outstanding at end of period (000 omitted)	36	35	46	43	37	54	84	50	3

American Century VP Mid Cap Value, Class II (05/01/2007)
Accumulation unit value at beginning of period	$0.97	$0.99	$0.85	$0.67	$0.90	$1.00	—	—	—
Accumulation unit value at end of period	$1.11	$0.97	$0.99	$0.85	$0.67	$0.90	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

American Century VP Ultra®, Class II (11/15/2004)
Accumulation unit value at beginning of period	$1.00	$1.01	$0.88	$0.67	$1.16	$0.98	$1.03	$1.03	$1.00
Accumulation unit value at end of period	$1.12	$1.00	$1.01	$0.88	$0.67	$1.16	$0.98	$1.03	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	45	46	52	53	53	49	99	36	—

American Century VP Value, Class II (11/15/2004)
Accumulation unit value at beginning of period	$1.08	$1.09	$0.98	$0.83	$1.16	$1.24	$1.07	$1.04	$1.00
Accumulation unit value at end of period	$1.22	$1.08	$1.09	$0.98	$0.83	$1.16	$1.24	$1.07	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	27	27	—	—	—

ClearBridge Variable Small Cap Growth Portfolio – Class I (05/01/2007)
Accumulation unit value at beginning of period	$1.03	$1.04	$0.84	$0.60	$1.03	$1.00	—	—	—
Accumulation unit value at end of period	$1.21	$1.03	$1.04	$0.84	$0.60	$1.03	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Cash Management Fund (Class 3) (11/15/2004)
Accumulation unit value at beginning of period	$1.02	$1.04	$1.06	$1.07	$1.07	$1.04	$1.01	$1.00	$1.00
Accumulation unit value at end of period	$1.00	$1.02	$1.04	$1.06	$1.07	$1.07	$1.04	$1.01	$1.00
Number of accumulation units outstanding at end of period (000 omitted)	1	1	1	209	6	3	6	4	1

Columbia Variable Portfolio – Diversified Bond Fund (Class 3) (11/15/2004)
Accumulation unit value at beginning of period	$1.24	$1.18	$1.11	$0.99	$1.07	$1.04	$1.01	$1.00	$1.00
Accumulation unit value at end of period	$1.31	$1.24	$1.18	$1.11	$0.99	$1.07	$1.04	$1.01	$1.00
Number of accumulation units outstanding at end of period (000 omitted)	7	4	5	946	569	475	98	—	—

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3) (11/15/2004)
Accumulation unit value at beginning of period	$1.15	$1.23	$1.07	$0.86	$1.46	$1.38	$1.17	$1.05	$1.00
Accumulation unit value at end of period	$1.29	$1.15	$1.23	$1.07	$0.86	$1.46	$1.38	$1.17	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	71	69	75	790	522	227	110	51	—

Columbia Variable Portfolio – Emerging Markets Fund (Class 3) (11/15/2004)
Accumulation unit value at beginning of period	$1.81	$2.33	$1.98	$1.16	$2.54	$1.87	$1.42	$1.08	$1.00
Accumulation unit value at end of period	$2.15	$1.81	$2.33	$1.98	$1.16	$2.54	$1.87	$1.42	$1.08
Number of accumulation units outstanding at end of period (000 omitted)	14	14	13	109	125	48	27	15	—

Columbia Variable Portfolio – High Income Fund (Class 2)* (04/28/2006)
Accumulation unit value at beginning of period	$1.28	$1.23	$1.11	$0.79	$1.07	$1.07	$1.00	—	—
Accumulation unit value at end of period	$1.45	$1.28	$1.23	$1.11	$0.79	$1.07	$1.07	—	—
Number of accumulation units outstanding at end of period (000 omitted)	7	8	10	10	11	12	39	—	—
*Columbia Variable Portfolio – High Income Fund (Class 2) is scheduled to be merged into Columbia Variable Portfolio – Income Opportunities Fund (Class 2) on April 29, 2013

Columbia Variable Portfolio – High Yield Bond Fund (Class 3) (11/15/2004)
Accumulation unit value at beginning of period	$1.46	$1.40	$1.25	$0.83	$1.13	$1.12	$1.03	$1.01	$1.00
Accumulation unit value at end of period	$1.66	$1.46	$1.40	$1.25	$0.83	$1.13	$1.12	$1.03	$1.01
Number of accumulation units outstanding at end of period (000 omitted)	31	32	9	9	10	11	18	9	1

 126  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS

Variable account charges of 1.70% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004

Columbia Variable Portfolio – Income Opportunities Fund (Class 3) (11/15/2004)
Accumulation unit value at beginning of period	$1.42	$1.36	$1.22	$0.87	$1.09	$1.08	$1.02	$1.01	$1.00
Accumulation unit value at end of period	$1.60	$1.42	$1.36	$1.22	$0.87	$1.09	$1.08	$1.02	$1.01
Number of accumulation units outstanding at end of period (000 omitted)	4	2	2	484	214	139	26	—	—

Columbia Variable Portfolio – International Opportunity Fund (Class 3) (11/15/2004)
Accumulation unit value at beginning of period	$1.13	$1.32	$1.18	$0.94	$1.60	$1.45	$1.18	$1.06	$1.00
Accumulation unit value at end of period	$1.31	$1.13	$1.32	$1.18	$0.94	$1.60	$1.45	$1.18	$1.06
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Large Cap Growth Fund (Class 3) (11/15/2004)
Accumulation unit value at beginning of period	$0.99	$1.04	$0.90	$0.67	$1.22	$1.21	$1.10	$1.03	$1.00
Accumulation unit value at end of period	$1.16	$0.99	$1.04	$0.90	$0.67	$1.22	$1.21	$1.10	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Large Core Quantitative Fund (Class 3) (11/15/2004)
Accumulation unit value at beginning of period	$1.02	$0.99	$0.85	$0.70	$1.23	$1.22	$1.07	$1.03	$1.00
Accumulation unit value at end of period	$1.14	$1.02	$0.99	$0.85	$0.70	$1.23	$1.22	$1.07	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	—	1	1	1	1	1	15	15	2

Columbia Variable Portfolio – Marsico Growth Fund (Class 1) (05/01/2007)
Accumulation unit value at beginning of period	$0.95	$0.99	$0.83	$0.67	$1.12	$1.00	—	—	—
Accumulation unit value at end of period	$1.05	$0.95	$0.99	$0.83	$0.67	$1.12	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	7	3	4	869	443	185	—	—	—

Columbia Variable Portfolio – Marsico International Opportunities Fund (Class 2) (05/01/2007)
Accumulation unit value at beginning of period	$0.72	$0.87	$0.78	$0.57	$1.13	$1.00	—	—	—
Accumulation unit value at end of period	$0.83	$0.72	$0.87	$0.78	$0.57	$1.13	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Class 3) (11/15/2004)
Accumulation unit value at beginning of period	$1.12	$1.34	$1.08	$0.67	$1.24	$1.11	$1.12	$1.04	$1.00
Accumulation unit value at end of period	$1.22	$1.12	$1.34	$1.08	$0.67	$1.24	$1.11	$1.12	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund (Class 3) (05/01/2007)
Accumulation unit value at beginning of period	$0.81	$0.90	$0.74	$0.54	$1.00	$1.00	—	—	—
Accumulation unit value at end of period	$0.94	$0.81	$0.90	$0.74	$0.54	$1.00	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – S&P 500 Index Fund (Class 3) (11/15/2004)
Accumulation unit value at beginning of period	$1.06	$1.06	$0.94	$0.76	$1.23	$1.19	$1.05	$1.02	$1.00
Accumulation unit value at end of period	$1.20	$1.06	$1.06	$0.94	$0.76	$1.23	$1.19	$1.05	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	17	17	—	—	—	—	—	—	—

Columbia Variable Portfolio – Small Cap Value Fund (Class 2) (11/15/2004)
Accumulation unit value at beginning of period	$1.22	$1.33	$1.07	$0.87	$1.23	$1.28	$1.09	$1.06	$1.00
Accumulation unit value at end of period	$1.34	$1.22	$1.33	$1.07	$0.87	$1.23	$1.28	$1.09	$1.06
Number of accumulation units outstanding at end of period (000 omitted)	4	2	2	489	265	137	—	—	—

Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3) (11/15/2004)
Accumulation unit value at beginning of period	$1.06	$1.07	$1.05	$1.01	$1.06	$1.02	$1.00	$1.00	$1.00
Accumulation unit value at end of period	$1.06	$1.06	$1.07	$1.05	$1.01	$1.06	$1.02	$1.00	$1.00
Number of accumulation units outstanding at end of period (000 omitted)	67	67	—	139	19	16	8	—	—

Credit Suisse Trust – Commodity Return Strategy Portfolio (05/01/2007)
Accumulation unit value at beginning of period	$0.83	$0.96	$0.84	$0.72	$1.10	$1.00	—	—	—
Accumulation unit value at end of period	$0.80	$0.83	$0.96	$0.84	$0.72	$1.10	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Dreyfus Investment Portfolios MidCap Stock Portfolio, Service Shares (11/15/2004)
Accumulation unit value at beginning of period	$1.13	$1.14	$0.92	$0.69	$1.18	$1.18	$1.11	$1.04	$1.00
Accumulation unit value at end of period	$1.32	$1.13	$1.14	$0.92	$0.69	$1.18	$1.18	$1.11	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Dreyfus Variable Investment Fund Appreciation Portfolio, Service Shares (11/15/2004)
Accumulation unit value at beginning of period	$1.26	$1.18	$1.04	$0.87	$1.25	$1.19	$1.04	$1.02	$1.00
Accumulation unit value at end of period	$1.36	$1.26	$1.18	$1.04	$0.87	$1.25	$1.19	$1.04	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Dreyfus Variable Investment Fund International Equity Portfolio, Service Shares (05/01/2007)
Accumulation unit value at beginning of period	$0.68	$0.82	$0.76	$0.62	$1.09	$1.00	—	—	—
Accumulation unit value at end of period	$0.83	$0.68	$0.82	$0.76	$0.62	$1.09	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	6	6	—	—	—

RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS 127

Variable account charges of 1.70% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004

Dreyfus Variable Investment Fund International Value Portfolio, Service Shares (11/15/2004)
Accumulation unit value at beginning of period	$0.91	$1.14	$1.12	$0.87	$1.41	$1.38	$1.15	$1.05	$1.00
Accumulation unit value at end of period	$1.01	$0.91	$1.14	$1.12	$0.87	$1.41	$1.38	$1.15	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Eaton Vance VT Floating-Rate Income Fund (05/01/2007)
Accumulation unit value at beginning of period	$1.08	$1.07	$1.00	$0.70	$0.98	$1.00	—	—	—
Accumulation unit value at end of period	$1.14	$1.08	$1.07	$1.00	$0.70	$0.98	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	3	2	2	336	161	111	—	—	—

Fidelity® VIP Contrafund® Portfolio Service Class 2 (11/15/2004)
Accumulation unit value at beginning of period	$1.23	$1.29	$1.12	$0.84	$1.50	$1.30	$1.18	$1.03	$1.00
Accumulation unit value at end of period	$1.41	$1.23	$1.29	$1.12	$0.84	$1.50	$1.30	$1.18	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	83	84	79	215	429	291	197	105	43

Fidelity® VIP Growth Portfolio Service Class 2 (11/15/2004)
Accumulation unit value at beginning of period	$1.08	$1.09	$0.90	$0.71	$1.38	$1.11	$1.06	$1.02	$1.00
Accumulation unit value at end of period	$1.21	$1.08	$1.09	$0.90	$0.71	$1.38	$1.11	$1.06	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Fidelity® VIP Investment Grade Bond Portfolio Service Class 2 (11/15/2004)
Accumulation unit value at beginning of period	$1.26	$1.20	$1.14	$1.00	$1.05	$1.03	$1.01	$1.00	$1.00
Accumulation unit value at end of period	$1.31	$1.26	$1.20	$1.14	$1.00	$1.05	$1.03	$1.01	$1.00
Number of accumulation units outstanding at end of period (000 omitted)	41	38	47	470	281	264	87	52	3

Fidelity® VIP Mid Cap Portfolio Service Class 2 (11/15/2004)
Accumulation unit value at beginning of period	$1.38	$1.58	$1.25	$0.91	$1.53	$1.35	$1.22	$1.05	$1.00
Accumulation unit value at end of period	$1.56	$1.38	$1.58	$1.25	$0.91	$1.53	$1.35	$1.22	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	48	47	13	181	189	73	27	12	—

Fidelity® VIP Overseas Portfolio Service Class 2 (11/15/2004)
Accumulation unit value at beginning of period	$1.01	$1.24	$1.12	$0.90	$1.63	$1.42	$1.23	$1.05	$1.00
Accumulation unit value at end of period	$1.19	$1.01	$1.24	$1.12	$0.90	$1.63	$1.42	$1.23	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	6	3	—

FTVIPT Franklin Income Securities Fund – Class 2 (11/15/2004)
Accumulation unit value at beginning of period	$1.26	$1.25	$1.13	$0.84	$1.22	$1.20	$1.03	$1.03	$1.00
Accumulation unit value at end of period	$1.39	$1.26	$1.25	$1.13	$0.84	$1.22	$1.20	$1.03	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

FTVIPT Franklin Rising Dividends Securities Fund – Class 2 (11/15/2004)
Accumulation unit value at beginning of period	$1.18	$1.13	$0.95	$0.82	$1.15	$1.20	$1.04	$1.03	$1.00
Accumulation unit value at end of period	$1.29	$1.18	$1.13	$0.95	$0.82	$1.15	$1.20	$1.04	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

FTVIPT Franklin Small-Mid Cap Growth Securities Fund – Class 2 (11/15/2004)
Accumulation unit value at beginning of period	$1.16	$1.24	$0.98	$0.70	$1.23	$1.13	$1.06	$1.02	$1.00
Accumulation unit value at end of period	$1.26	$1.16	$1.24	$0.98	$0.70	$1.23	$1.13	$1.06	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

FTVIPT Mutual Shares Securities Fund – Class 2 (11/15/2004)
Accumulation unit value at beginning of period	$1.09	$1.12	$1.03	$0.83	$1.34	$1.32	$1.13	$1.04	$1.00
Accumulation unit value at end of period	$1.23	$1.09	$1.12	$1.03	$0.83	$1.34	$1.32	$1.13	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	33	33	56	33	33

FTVIPT Templeton Global Bond Securities Fund – Class 2 (11/15/2004)
Accumulation unit value at beginning of period	$1.61	$1.65	$1.47	$1.26	$1.20	$1.10	$1.00	$1.05	$1.00
Accumulation unit value at end of period	$1.82	$1.61	$1.65	$1.47	$1.26	$1.20	$1.10	$1.00	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	12	12	13	342	213	198	62	19	1

FTVIPT Templeton Growth Securities Fund – Class 2 (11/15/2004)
Accumulation unit value at beginning of period	$0.95	$1.04	$0.98	$0.76	$1.34	$1.34	$1.11	$1.04	$1.00
Accumulation unit value at end of period	$1.13	$0.95	$1.04	$0.98	$0.76	$1.34	$1.34	$1.11	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares (11/15/2004)
Accumulation unit value at beginning of period	$1.23	$1.34	$1.09	$0.83	$1.34	$1.32	$1.16	$1.04	$1.00
Accumulation unit value at end of period	$1.43	$1.23	$1.34	$1.09	$0.83	$1.34	$1.32	$1.16	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	20	20	22	173	183	138	44	18	—

Goldman Sachs VIT Structured U.S. Equity Fund – Institutional Shares (05/01/2007)
Accumulation unit value at beginning of period	$0.78	$0.77	$0.69	$0.58	$0.94	$1.00	—	—	—
Accumulation unit value at end of period	$0.88	$0.78	$0.77	$0.69	$0.58	$0.94	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

 128  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS

Variable account charges of 1.70% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004

Invesco V.I. American Franchise Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$0.96	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Invesco V.I. Comstock Fund, Series II Shares (11/15/2004)
Accumulation unit value at beginning of period	$1.01	$1.05	$0.92	$0.73	$1.16	$1.20	$1.05	$1.03	$1.00
Accumulation unit value at end of period	$1.18	$1.01	$1.05	$0.92	$0.73	$1.16	$1.20	$1.05	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	84	88	98	346	337	201	143	72	1

Invesco V.I. Global Health Care Fund, Series II Shares (05/01/2007)
Accumulation unit value at beginning of period	$0.95	$0.93	$0.90	$0.72	$1.03	$1.00	—	—	—
Accumulation unit value at end of period	$1.13	$0.95	$0.93	$0.90	$0.72	$1.03	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Invesco V.I. International Growth Fund, Series II Shares (05/01/2007)
Accumulation unit value at beginning of period	$0.82	$0.89	$0.81	$0.61	$1.04	$1.00	—	—	—
Accumulation unit value at end of period	$0.93	$0.82	$0.89	$0.81	$0.61	$1.04	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	6	3	3	691	220	82	—	—	—

Invesco V.I. Mid Cap Core Equity Fund, Series II Shares (11/15/2004)
Accumulation unit value at beginning of period	$1.17	$1.27	$1.13	$0.89	$1.27	$1.18	$1.08	$1.02	$1.00
Accumulation unit value at end of period	$1.27	$1.17	$1.27	$1.13	$0.89	$1.27	$1.18	$1.08	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	2	2	—

Invesco V.I. Mid Cap Growth Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$0.97	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Invesco V.I. Value Opportunities Fund, Series II Shares (11/15/2004)
Accumulation unit value at beginning of period	$0.81	$0.85	$0.81	$0.56	$1.18	$1.19	$1.07	$1.03	$1.00
Accumulation unit value at end of period	$0.94	$0.81	$0.85	$0.81	$0.56	$1.18	$1.19	$1.07	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	—	1	1	1	1	1	6	6	1

Janus Aspen Series Janus Portfolio: Service Shares (05/01/2007)
Accumulation unit value at beginning of period	$0.87	$0.94	$0.83	$0.62	$1.05	$1.00	—	—	—
Accumulation unit value at end of period	$1.01	$0.87	$0.94	$0.83	$0.62	$1.05	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	6	3	3	743	458	213	—	—	—

MFS® New Discovery Series – Service Class (11/15/2004)
Accumulation unit value at beginning of period	$1.34	$1.53	$1.14	$0.71	$1.20	$1.19	$1.07	$1.04	$1.00
Accumulation unit value at end of period	$1.60	$1.34	$1.53	$1.14	$0.71	$1.20	$1.19	$1.07	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

MFS® Total Return Series – Service Class (11/15/2004)
Accumulation unit value at beginning of period	$1.10	$1.10	$1.02	$0.88	$1.16	$1.13	$1.03	$1.02	$1.00
Accumulation unit value at end of period	$1.20	$1.10	$1.10	$1.02	$0.88	$1.16	$1.13	$1.03	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

MFS® Utilities Series – Service Class (11/15/2004)
Accumulation unit value at beginning of period	$1.83	$1.75	$1.57	$1.20	$1.96	$1.56	$1.21	$1.06	$1.00
Accumulation unit value at end of period	$2.04	$1.83	$1.75	$1.57	$1.20	$1.96	$1.56	$1.21	$1.06
Number of accumulation units outstanding at end of period (000 omitted)	10	10	—	—	—	—	—	—	—

Morgan Stanley UIF Global Real Estate Portfolio, Class II Shares (05/01/2007)
Accumulation unit value at beginning of period	$0.68	$0.77	$0.64	$0.46	$0.85	$1.00	—	—	—
Accumulation unit value at end of period	$0.87	$0.68	$0.77	$0.64	$0.46	$0.85	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	47	47	1	154	161	45	—	—	—

Morgan Stanley UIF Mid Cap Growth Portfolio, Class II Shares (05/01/2007)
Accumulation unit value at beginning of period	$1.08	$1.18	$0.91	$0.59	$1.12	$1.00	—	—	—
Accumulation unit value at end of period	$1.15	$1.08	$1.18	$0.91	$0.59	$1.12	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Morgan Stanley UIF U.S. Real Estate Portfolio, Class II Shares (11/15/2004)
Accumulation unit value at beginning of period	$1.35	$1.30	$1.02	$0.81	$1.33	$1.64	$1.21	$1.05	$1.00
Accumulation unit value at end of period	$1.54	$1.35	$1.30	$1.02	$0.81	$1.33	$1.64	$1.21	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	4	4	1

Oppenheimer Capital Appreciation Fund/VA, Service Shares (11/15/2004)
Accumulation unit value at beginning of period	$0.98	$1.01	$0.94	$0.66	$1.24	$1.11	$1.05	$1.02	$1.00
Accumulation unit value at end of period	$1.10	$0.98	$1.01	$0.94	$0.66	$1.24	$1.11	$1.05	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	49	49	36	34	81	75	75	63	35

RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS 129

Variable account charges of 1.70% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004

Oppenheimer Global Fund/VA, Service Shares (11/15/2004)
Accumulation unit value at beginning of period	$1.19	$1.32	$1.16	$0.85	$1.44	$1.38	$1.20	$1.07	$1.00
Accumulation unit value at end of period	$1.41	$1.19	$1.32	$1.16	$0.85	$1.44	$1.38	$1.20	$1.07
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Oppenheimer Global Strategic Income Fund/VA, Service Shares (11/15/2004)
Accumulation unit value at beginning of period	$1.28	$1.29	$1.14	$0.98	$1.17	$1.08	$1.03	$1.02	$1.00
Accumulation unit value at end of period	$1.42	$1.28	$1.29	$1.14	$0.98	$1.17	$1.08	$1.03	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	31	29	33	685	408	319	107	61	27

Oppenheimer Main Street Small Cap Fund®/VA, Service Shares (11/15/2004)
Accumulation unit value at beginning of period	$1.17	$1.22	$1.01	$0.75	$1.23	$1.27	$1.13	$1.04	$1.00
Accumulation unit value at end of period	$1.36	$1.17	$1.22	$1.01	$0.75	$1.23	$1.27	$1.13	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	14	14	—	—	—	—	—	—	—

PIMCO VIT All Asset Portfolio, Advisor Class (05/01/2007)
Accumulation unit value at beginning of period	$1.13	$1.13	$1.02	$0.85	$1.03	$1.00	—	—	—
Accumulation unit value at end of period	$1.28	$1.13	$1.13	$1.02	$0.85	$1.03	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	3	1	1	388	372	237	—	—	—

Putnam VT Global Health Care Fund – Class IB Shares (11/15/2004)
Accumulation unit value at beginning of period	$1.13	$1.16	$1.15	$0.93	$1.14	$1.17	$1.15	$1.04	$1.00
Accumulation unit value at end of period	$1.35	$1.13	$1.16	$1.15	$0.93	$1.14	$1.17	$1.15	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Putnam VT International Equity Fund – Class IB Shares (11/15/2004)
Accumulation unit value at beginning of period	$0.93	$1.14	$1.05	$0.86	$1.56	$1.46	$1.16	$1.05	$1.00
Accumulation unit value at end of period	$1.11	$0.93	$1.14	$1.05	$0.86	$1.56	$1.46	$1.16	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Putnam VT Multi-Cap Growth Fund – Class IB Shares (09/24/2010)
Accumulation unit value at beginning of period	$1.05	$1.13	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.21	$1.05	$1.13	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Putnam VT Small Cap Value Fund – Class IB Shares (11/15/2004)
Accumulation unit value at beginning of period	$0.98	$1.05	$0.85	$0.65	$1.10	$1.28	$1.11	$1.05	$1.00
Accumulation unit value at end of period	$1.13	$0.98	$1.05	$0.85	$0.65	$1.10	$1.28	$1.11	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	14	—	—

Variable Portfolio – Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.06	$1.12	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.19	$1.06	$1.12	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	270	—	—	—	—	—	—

Variable Portfolio – Aggressive Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.06	$1.12	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.19	$1.06	$1.12	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	735	832	1,055	—	—	—	—	—	—

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund (Class 3) (05/01/2006)
Accumulation unit value at beginning of period	$1.25	$1.15	$1.12	$1.07	$1.09	$1.02	$1.00	—	—
Accumulation unit value at end of period	$1.29	$1.25	$1.15	$1.12	$1.07	$1.09	$1.02	—	—
Number of accumulation units outstanding at end of period (000 omitted)	6	3	3	674	211	180	57	—	—

Variable Portfolio – Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.05	$1.04	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.11	$1.05	$1.04	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Variable Portfolio – Conservative Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.05	$1.04	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.11	$1.05	$1.04	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	167	171	314	—	—	—	—	—	—

Variable Portfolio – Moderate Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.07	$1.09	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.17	$1.07	$1.09	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,641	2,786	2,308	—	—	—	—	—	—

Variable Portfolio – Moderate Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.07	$1.09	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.17	$1.07	$1.09	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	3,119	4,088	4,526	—	—	—	—	—	—

 130  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS

Variable account charges of 1.70% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004

Variable Portfolio – Moderately Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.07	$1.11	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.18	$1.07	$1.11	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,471	2,528	1,657	—	—	—	—	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.07	$1.11	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.18	$1.07	$1.11	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,960	3,588	3,737	—	—	—	—	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.07	$1.06	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.14	$1.07	$1.06	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	119	122	124	—	—	—	—	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.07	$1.07	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.14	$1.07	$1.07	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,069	1,165	1,202	—	—	—	—	—	—

Variable Portfolio – Partners Small Cap Value Fund (Class 3) (11/15/2004)
Accumulation unit value at beginning of period	$1.25	$1.33	$1.09	$0.81	$1.21	$1.29	$1.09	$1.05	$1.00
Accumulation unit value at end of period	$1.40	$1.25	$1.33	$1.09	$0.81	$1.21	$1.29	$1.09	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	41	42	31	33	35	35	37	29	—

Variable Portfolio – Sit Dividend Growth Fund (Class 3) (05/01/2007)
Accumulation unit value at beginning of period	$0.80	$0.84	$0.77	$0.60	$0.99	$1.00	—	—	—
Accumulation unit value at end of period	$0.87	$0.80	$0.84	$0.77	$0.60	$0.99	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	50	45	4	900	388	173	—	—	—

Variable Portfolio – Victory Established Value Fund (Class 3) (11/15/2004)
Accumulation unit value at beginning of period	$1.13	$1.22	$1.02	$0.76	$1.22	$1.17	$1.03	$1.04	$1.00
Accumulation unit value at end of period	$1.30	$1.13	$1.22	$1.02	$0.76	$1.22	$1.17	$1.03	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	14	14	—	—	—	—	—	—	—

Wanger International (11/15/2004)
Accumulation unit value at beginning of period	$1.62	$1.93	$1.57	$1.07	$2.00	$1.75	$1.30	$1.08	$1.00
Accumulation unit value at end of period	$1.94	$1.62	$1.93	$1.57	$1.07	$2.00	$1.75	$1.30	$1.08
Number of accumulation units outstanding at end of period (000 omitted)	19	20	20	156	176	67	37	22	—

Wanger USA (11/15/2004)
Accumulation unit value at beginning of period	$1.19	$1.26	$1.04	$0.74	$1.25	$1.21	$1.14	$1.04	$1.00
Accumulation unit value at end of period	$1.41	$1.19	$1.26	$1.04	$0.74	$1.25	$1.21	$1.14	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	18	18	20	170	121	60	25	17	—

RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS 131

Table of Contents of the Statement of Additional Information

Calculating Annuity Payouts	p. 3

Rating Agencies	p. 4

Revenues Received During Calendar Year 2012	p. 4

Principal Underwriter	p. 5

Independent Registered Public Accounting Firms	p. 5

Condensed Financial Information (Unaudited)	p. 6

Financial Statements

 132  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY – NEW YORK — PROSPECTUS

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RiverSource Life Insurance Co. of New York
20 Madison Avenue Extension
P.O. Box 5555
Albany, NY 12205-0555
1-800-504-0469

RiverSource Distributors, Inc. (Distributor), Member FINRA.
Insurance and annuity products are issued by RiverSource Life Insurance Co. of New York, Albany, NY.
Only RiverSource Life Insurance Co. of New York is authorized to sell insurance and annuities in New York.

©2008-2013 RiverSource Life Insurance Company. All rights reserved.
273480 R (4/13)

PART B.

STATEMENT OF ADDITIONAL INFORMATION
FOR

RIVERSOURCE® ENDEAVOR SELECT
VARIABLE ANNUITY

RIVERSOURCE® FLEXCHOICE SELECT
VARIABLE ANNUITY

RIVERSOURCE® INNOVATIONS SELECT
VARIABLE ANNUITY

RIVERSOURCE OF NEW YORK
VARIABLE ANNUITY ACCOUNT 2

April 29, 2013

RiverSource of New York Variable Annuity Account 2 is a separate account of RiverSource Life Insurance Co. of New York (RiverSource Life of NY).

This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus dated the same date as this SAI, which may be obtained from your investment professional, or by writing or calling us at the address and telephone number below. This SAI contains financial information for all the subaccounts of the RiverSource of New York Variable Annuity Account 2. Not all subaccounts shown will apply to your specific contract.

RiverSource Life Insurance Co. of New York
20 Madison Avenue Extension
P.O. Box 5144
Albany, NY 12203
1-800-541-2251

S-6314 N (4/13)

Calculating Annuity Payouts	p. 3
Rating Agencies	p. 4
Revenues Received During Calendar Year 2012	p. 4
Principal Underwriter	p. 5
Independent Registered Public Accounting Firms	p. 5
Condensed Financial Information (Unaudited)	p. 6
Financial Statements

 2  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Calculating Annuity Payouts

VARIABLE ANNUITY PAYOUTS

We do the following calculations separately for each of the subaccounts of the variable account. The separate monthly payouts, added together, make up your total variable annuity payout.

Initial Payout: To compute your first monthly payout, we:

•	determine the dollar value of your contract on the valuation date; then

•	apply the result to the annuity table contained in the contract or another table at least as favorable.

The annuity table shows the amount of the first monthly payout for each $1,000 of value which depends on factors built into the table, as described below.

Annuity Units: We then convert the value of your subaccount to annuity units. To compute the number of units credited to you, we divide the first monthly payout by the annuity unit value (see below) on the valuation date. The number of units in your subaccount is fixed. The value of the units fluctuates with the performance of the underlying fund.

Subsequent Payouts: To compute later payouts, we multiply:

•	the annuity unit value on the valuation date; by

•	the fixed number of annuity units credited to you.

Annuity Unit Values: We originally set this value at $1 for each subaccount. To calculate later values we multiply the last annuity value by the product of:

•	the net investment factor; and

•	the neutralizing factor.

The purpose of the neutralizing factor is to offset the effect of the assumed rate built into the annuity table. With an assumed investment rate of 3.5%, the neutralizing factor is 0.999906 for a one day valuation period.

Net Investment Factor: We determine the net investment factor by:

•	adding the fund’s current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

•	dividing that sum by the previous adjusted net asset value per share; and

•	subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the net investment factor may be greater or less than one, and the annuity unit value may increase or decrease. You bear this investment risk in a subaccount.

FIXED ANNUITY PAYOUTS

We guarantee your fixed annuity payout amounts. Once calculated, your payout will remain the same and never change. To calculate your annuity payouts we:

•	take the value of your one-year fixed account at the retirement date or the date you selected to begin receiving your annuity payouts; then

•	using an annuity table, we apply the value according to the annuity payout plan you select.

The annuity payout table we use will be the one in effect at the time you choose to begin your annuity payouts. The values in the table will be equal to or greater than the table in your contract.

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  3

Rating Agencies

Generally, RiverSource Life of NY does not receive individual ratings from rating agencies but receives the same ratings as its parent, RiverSource Life Insurance Company. Rating agencies evaluate the financial soundness and claims-paying ability of insurance companies based on a number of different factors. The ratings reflect each agency’s estimation of our ability to meet our contractual obligations such as making annuity payouts and paying death benefits and other distributions. As such, the ratings relate to our general account and not to the subaccounts. This information generally does not relate to the management or performance of the subaccounts.

For detailed information on the agency ratings given to RiverSource Life of NY, contact your investment professional. You also may view our current ratings by visiting the agency websites directly at:

A.M. Best	www.ambest.com
Moody’s	www.moodys.com/insurance
Standard & Poor’s	www.standardandpoors.com

A.M. Best — Rates insurance companies for their financial strength.

Moody’s — Rates insurance companies for their financial strength.

Standard & Poor’s — Rates insurance companies for their financial strength.

Revenues Received During Calendar Year 2012

The following table shows the funds ranked according to highest to lowest total dollar amounts the funds and their affiliates paid to RiverSource Life Insurance Company and its affiliates* in 2012. Some of these funds may not be available under your contract or policy. Please see your contract or policy prospectus regarding the investment options available to you.

Affiliated Funds**	$407,314,788
Fidelity® Variable Insurance Products	$9,239,062
Oppenheimer Variable Account Funds	$6,775,356
Invesco Variable Insurance Funds/Invesco Van Kampen Variable Insurance Funds	$5,524,654
Franklin® Templeton® Variable Insurance Products Trust	$3,190,143
AllianceBernstein Variable Products Series Fund, Inc.	$3,007,278
American Century® Variable Portfolios, Inc.	$2,926,764
MFS® Variable Insurance TrustSM	$2,535,757
Goldman Sachs Variable Insurance Trust	$2,406,627
Wells Fargo Advantage Variable Trust Funds	$1,991,995
PIMCO Variable Insurance Trust	$1,635,110
Janus Aspen Series	$1,457,904
Eaton Vance Variable Trust	$1,301,112
Putnam Variable Trust	$889,568
Morgan Stanley UIF	$854,978
Credit Suisse Trust	$502,578
Royce Capital Fund	$230,656
Third Avenue Variable Series Trust	$168,273
Neuberger Berman Advisers Management Trust	$100,226
Calvert Variable Series, Inc.	$93,078
Dreyfus Investment Portfolios/Dreyfus Variable Investment Fund	$90,440
Legg Mason Partners Variable Trusts	$46,157
BlackRock Variable Series Funds, Inc.	$12,979
DWS Variable Series II	$4,988
Lincoln Variable Insurance Products Trust	$1,983
Lazard Retirement Series, Inc.	$1,389
J.P. Morgan Series Trust II	$1,213

*	RiverSource Life Insurance Co. of New York and RiverSource Distributors, Inc. are affiliates of RiverSource Life Insurance Company.

**	Affiliated Funds include funds offered under: Columbia Funds Variable Insurance Trust, Columbia Funds Variable Insurance Trust I, Columbia Funds Variable Series Trust II and Wanger Advisors Trust.

 4  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Principal Underwriter

RiverSource Distributors, Inc. (RiverSource Distributors) serves as principal underwriter for the contracts, which it offers on a continuous basis. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority (FINRA). RiverSource Distributors is an affiliate of ours. The contracts are offered to the public through certain securities broker-dealers and through entities that may offer the contracts but are exempt from registration that have entered into selling agreements with RiverSource Life of NY and RiverSource Distributors and whose personnel are legally authorized to sell annuity products. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

The aggregate dollar amount of underwriting commissions paid to RiverSource Distributors by RiverSource Life of NY for the variable accounts in 2012 was $24,714,946, in 2011 was $26,901,811 and in 2010 was $22,718,221. RiverSource Distributors retains no underwriting commissions from the sale of the contracts.

Independent Registered Public Accounting Firms

The financial statements of RiverSource Life Insurance Co. of New York as of December 31, 2012 and December 31, 2011 and for each of the two periods then ended and the financial statements of each of the divisions of RiverSource of New York Variable Annuity Account 2 as of December 31, 2012 and for the period then ended and the statement of changes in net assets for the period ended December 31, 2011 included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP’s principal business address is 225 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402.

The statements of income, comprehensive income, cash flows and shareholder’s equity of RiverSource Life Insurance Co. of New York for the year ended December 31, 2010, included in this Statement of Additional Information have been included in reliance on the report of Ernst & Young LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  5

Condensed Financial Information (Unaudited)

The following tables give per-unit information about the financial history of each subaccount. The date in which operations commenced in each subaccount is noted in the parentheses.

Variable account charges of 1.00% of the daily net assets of the variable account.
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003

AllianceBernstein VPS Balanced Wealth Strategy Portfolio (Class B) (09/26/2008)
Accumulation unit value at beginning of period	$1.06	$1.11	$1.01	$0.82	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.19	$1.06	$1.11	$1.01	$0.82	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	3	3	3	3	3	—	—	—	—	—

AllianceBernstein VPS Global Thematic Growth Portfolio (Class B) (03/17/2003)
Accumulation unit value at beginning of period	$1.35	$1.78	$1.51	$1.00	$1.92	$1.62	$1.51	$1.47	$1.41	$1.00
Accumulation unit value at end of period	$1.51	$1.35	$1.78	$1.51	$1.00	$1.92	$1.62	$1.51	$1.47	$1.41
Number of accumulation units outstanding at end of period (000 omitted)	7	7	7	7	7	7	8	8	8	2

AllianceBernstein VPS Growth and Income Portfolio (Class B) (03/17/2003)
Accumulation unit value at beginning of period	$1.54	$1.46	$1.31	$1.10	$1.87	$1.81	$1.56	$1.51	$1.37	$1.00
Accumulation unit value at end of period	$1.79	$1.54	$1.46	$1.31	$1.10	$1.87	$1.81	$1.56	$1.51	$1.37
Number of accumulation units outstanding at end of period (000 omitted)	1	1	1	1	1	1	1	1	1	1

AllianceBernstein VPS International Value Portfolio (Class B) (07/19/2010)
Accumulation unit value at beginning of period	$0.95	$1.19	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.07	$0.95	$1.19	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

AllianceBernstein VPS Large Cap Growth Portfolio (Class B) (03/17/2003)
Accumulation unit value at beginning of period	$1.46	$1.52	$1.40	$1.03	$1.73	$1.54	$1.56	$1.37	$1.28	$1.00
Accumulation unit value at end of period	$1.67	$1.46	$1.52	$1.40	$1.03	$1.73	$1.54	$1.56	$1.37	$1.28
Number of accumulation units outstanding at end of period (000 omitted)	2	2	2	2	2	2	2	2	2	2

American Century VP Mid Cap Value, Class II (07/19/2010)
Accumulation unit value at beginning of period	$1.16	$1.18	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.34	$1.16	$1.18	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

American Century VP Ultra®, Class II (07/19/2010)
Accumulation unit value at beginning of period	$1.22	$1.22	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.37	$1.22	$1.22	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

American Century VP Value, Class II (07/19/2010)
Accumulation unit value at beginning of period	$1.16	$1.16	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.31	$1.16	$1.16	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Cash Management Fund (Class 3) (03/17/2003)
Accumulation unit value at beginning of period	$1.06	$1.07	$1.08	$1.09	$1.08	$1.04	$1.01	$0.99	$0.99	$1.00
Accumulation unit value at end of period	$1.05	$1.06	$1.07	$1.08	$1.09	$1.08	$1.04	$1.01	$0.99	$0.99
Number of accumulation units outstanding at end of period (000 omitted)	7	5	5	5	96	111	1	1	1	—

Columbia Variable Portfolio – Diversified Bond Fund (Class 3) (03/17/2003)
Accumulation unit value at beginning of period	$1.35	$1.28	$1.19	$1.05	$1.14	$1.09	$1.05	$1.04	$1.01	$1.00
Accumulation unit value at end of period	$1.44	$1.35	$1.28	$1.19	$1.05	$1.14	$1.09	$1.05	$1.04	$1.01
Number of accumulation units outstanding at end of period (000 omitted)	8	7	7	7	8	8	65	65	65	1

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3) (03/17/2003)
Accumulation unit value at beginning of period	$2.05	$2.18	$1.89	$1.50	$2.54	$2.37	$2.00	$1.78	$1.52	$1.00
Accumulation unit value at end of period	$2.32	$2.05	$2.18	$1.89	$1.50	$2.54	$2.37	$2.00	$1.78	$1.52
Number of accumulation units outstanding at end of period (000 omitted)	1	2	2	11	11	12	82	82	82	9

Columbia Variable Portfolio – Emerging Markets Fund (Class 3) (07/19/2010)
Accumulation unit value at beginning of period	$0.95	$1.22	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.14	$0.95	$1.22	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – High Income Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.02	$0.97	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.16	$1.02	$0.97	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

 6  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Variable account charges of 1.00% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003

Columbia Variable Portfolio – High Yield Bond Fund (Class 3) (07/19/2010)
Accumulation unit value at beginning of period	$1.13	$1.08	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.29	$1.13	$1.08	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Income Opportunities Fund (Class 3) (07/19/2010)
Accumulation unit value at beginning of period	$1.13	$1.07	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.28	$1.13	$1.07	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – International Opportunity Fund (Class 3) (07/19/2010)
Accumulation unit value at beginning of period	$1.04	$1.19	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.21	$1.04	$1.19	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Large Cap Growth Fund (Class 3) (03/17/2003)
Accumulation unit value at beginning of period	$1.34	$1.40	$1.21	$0.89	$1.62	$1.59	$1.44	$1.34	$1.25	$1.00
Accumulation unit value at end of period	$1.60	$1.34	$1.40	$1.21	$0.89	$1.62	$1.59	$1.44	$1.34	$1.25
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Large Core Quantitative Fund (Class 3) (03/17/2006)
Accumulation unit value at beginning of period	$0.94	$0.90	$0.78	$0.63	$1.10	$1.08	$1.00	—	—	—
Accumulation unit value at end of period	$1.06	$0.94	$0.90	$0.78	$0.63	$1.10	$1.08	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Marsico Growth Fund (Class 1) (07/19/2010)
Accumulation unit value at beginning of period	$1.20	$1.24	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.33	$1.20	$1.24	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Marsico International Opportunities Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.01	$1.22	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.18	$1.01	$1.22	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund (Class 3) (07/19/2010)
Accumulation unit value at beginning of period	$1.14	$1.26	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.34	$1.14	$1.26	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – S&P 500 Index Fund (Class 3) (03/17/2003)
Accumulation unit value at beginning of period	$1.58	$1.57	$1.39	$1.11	$1.78	$1.72	$1.50	$1.45	$1.33	$1.00
Accumulation unit value at end of period	$1.81	$1.58	$1.57	$1.39	$1.11	$1.78	$1.72	$1.50	$1.45	$1.33
Number of accumulation units outstanding at end of period (000 omitted)	5	5	5	5	5	5	53	55	56	1

Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3) (03/17/2003)
Accumulation unit value at beginning of period	$1.10	$1.10	$1.08	$1.03	$1.07	$1.03	$1.00	$0.99	$0.99	$1.00
Accumulation unit value at end of period	$1.11	$1.10	$1.10	$1.08	$1.03	$1.07	$1.03	$1.00	$0.99	$0.99
Number of accumulation units outstanding at end of period (000 omitted)	4	4	4	3	102	9	9	10	14	11

Columbia Variable Portfolio – Small Cap Value Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.17	$1.26	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.29	$1.17	$1.26	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Credit Suisse Trust – Commodity Return Strategy Portfolio (07/19/2010)
Accumulation unit value at beginning of period	$1.10	$1.27	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.06	$1.10	$1.27	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Dreyfus Variable Investment Fund International Equity Portfolio, Service Shares (07/19/2010)
Accumulation unit value at beginning of period	$1.00	$1.19	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.22	$1.00	$1.19	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Dreyfus Variable Investment Fund International Value Portfolio, Service Shares (07/19/2010)
Accumulation unit value at beginning of period	$0.92	$1.14	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.02	$0.92	$1.14	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  7

Variable account charges of 1.00% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003

Eaton Vance VT Floating-Rate Income Fund (07/19/2010)
Accumulation unit value at beginning of period	$1.06	$1.04	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.13	$1.06	$1.04	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Fidelity® VIP Contrafund® Portfolio Service Class 2 (03/17/2003)
Accumulation unit value at beginning of period	$1.91	$1.98	$1.71	$1.28	$2.25	$1.94	$1.75	$1.52	$1.33	$1.00
Accumulation unit value at end of period	$2.19	$1.91	$1.98	$1.71	$1.28	$2.25	$1.94	$1.75	$1.52	$1.33
Number of accumulation units outstanding at end of period (000 omitted)	63	65	68	71	78	115	173	185	198	18

Fidelity® VIP Growth Portfolio Service Class 2 (03/17/2003)
Accumulation unit value at beginning of period	$1.57	$1.59	$1.29	$1.02	$1.96	$1.56	$1.48	$1.42	$1.39	$1.00
Accumulation unit value at end of period	$1.78	$1.57	$1.59	$1.29	$1.02	$1.96	$1.56	$1.48	$1.42	$1.39
Number of accumulation units outstanding at end of period (000 omitted)	2	2	2	2	2	2	2	2	2	2

Fidelity® VIP Investment Grade Bond Portfolio Service Class 2 (07/19/2010)
Accumulation unit value at beginning of period	$1.07	$1.01	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.12	$1.07	$1.01	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Fidelity® VIP Mid Cap Portfolio Service Class 2 (03/17/2003)
Accumulation unit value at beginning of period	$2.52	$2.86	$2.24	$1.62	$2.71	$2.38	$2.14	$1.83	$1.48	$1.00
Accumulation unit value at end of period	$2.86	$2.52	$2.86	$2.24	$1.62	$2.71	$2.38	$2.14	$1.83	$1.48
Number of accumulation units outstanding at end of period (000 omitted)	20	20	21	21	21	49	52	71	75	5

Fidelity® VIP Overseas Portfolio Service Class 2 (03/17/2003)
Accumulation unit value at beginning of period	$1.78	$2.17	$1.95	$1.56	$2.81	$2.42	$2.08	$1.77	$1.57	$1.00
Accumulation unit value at end of period	$2.12	$1.78	$2.17	$1.95	$1.56	$2.81	$2.42	$2.08	$1.77	$1.57
Number of accumulation units outstanding at end of period (000 omitted)	4	6	6	6	7	36	70	71	71	2

FTVIPT Franklin Global Real Estate Securities Fund – Class 2 (03/17/2003)
Accumulation unit value at beginning of period	$1.39	$1.49	$1.25	$1.06	$1.85	$2.37	$1.98	$1.76	$1.35	$1.00
Accumulation unit value at end of period	$1.76	$1.39	$1.49	$1.25	$1.06	$1.85	$2.37	$1.98	$1.76	$1.35
Number of accumulation units outstanding at end of period (000 omitted)	5	5	5	9	9	9	10	10	11	8

FTVIPT Franklin Income Securities Fund – Class 2 (07/19/2010)
Accumulation unit value at beginning of period	$1.11	$1.09	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.24	$1.11	$1.09	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

FTVIPT Franklin Small Cap Value Securities Fund – Class 2 (03/17/2003)
Accumulation unit value at beginning of period	$2.25	$2.36	$1.86	$1.45	$2.19	$2.27	$1.96	$1.82	$1.48	$1.00
Accumulation unit value at end of period	$2.63	$2.25	$2.36	$1.86	$1.45	$2.19	$2.27	$1.96	$1.82	$1.48
Number of accumulation units outstanding at end of period (000 omitted)	2	2	2	2	2	2	2	2	2	2

FTVIPT Franklin Small-Mid Cap Growth Securities Fund – Class 2 (03/17/2003)
Accumulation unit value at beginning of period	$1.92	$2.04	$1.61	$1.14	$2.00	$1.81	$1.68	$1.62	$1.47	$1.00
Accumulation unit value at end of period	$2.11	$1.92	$2.04	$1.61	$1.14	$2.00	$1.81	$1.68	$1.62	$1.47
Number of accumulation units outstanding at end of period (000 omitted)	13	13	13	13	13	12	44	44	44	3

FTVIPT Mutual Shares Securities Fund – Class 2 (03/17/2003)
Accumulation unit value at beginning of period	$1.57	$1.60	$1.46	$1.17	$1.87	$1.83	$1.56	$1.42	$1.28	$1.00
Accumulation unit value at end of period	$1.78	$1.57	$1.60	$1.46	$1.17	$1.87	$1.83	$1.56	$1.42	$1.28
Number of accumulation units outstanding at end of period (000 omitted)	49	49	50	51	53	83	149	155	163	42

FTVIPT Templeton Foreign Securities Fund – Class 2 (03/17/2003)
Accumulation unit value at beginning of period	$1.91	$2.16	$2.02	$1.49	$2.52	$2.20	$1.83	$1.68	$1.43	$1.00
Accumulation unit value at end of period	$2.24	$1.91	$2.16	$2.02	$1.49	$2.52	$2.20	$1.83	$1.68	$1.43
Number of accumulation units outstanding at end of period (000 omitted)	4	5	5	5	5	5	5	6	7	3

FTVIPT Templeton Global Bond Securities Fund – Class 2 (07/19/2010)
Accumulation unit value at beginning of period	$1.06	$1.08	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.20	$1.06	$1.08	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

FTVIPT Templeton Growth Securities Fund – Class 2 (07/19/2010)
Accumulation unit value at beginning of period	$1.06	$1.15	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.27	$1.06	$1.15	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

 8  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Variable account charges of 1.00% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003

Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares (07/19/2010)
Accumulation unit value at beginning of period	$1.16	$1.25	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.36	$1.16	$1.25	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Goldman Sachs VIT Structured U.S. Equity Fund – Institutional Shares (07/19/2010)
Accumulation unit value at beginning of period	$1.21	$1.18	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.37	$1.21	$1.18	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Invesco V.I. Core Equity Fund, Series II Shares (04/28/2006)
Accumulation unit value at beginning of period	$1.08	$1.09	$1.01	$0.80	$1.16	$1.08	$1.00	—	—	—
Accumulation unit value at end of period	$1.21	$1.08	$1.09	$1.01	$0.80	$1.16	$1.08	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Invesco V.I. Global Health Care Fund, Series II Shares (07/19/2010)
Accumulation unit value at beginning of period	$1.14	$1.11	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.37	$1.14	$1.11	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Invesco V.I. International Growth Fund, Series II Shares (07/19/2010)
Accumulation unit value at beginning of period	$1.07	$1.17	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.23	$1.07	$1.17	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Invesco V.I. American Franchise Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$0.97	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Invesco V.I. Comstock Fund, Series II Shares (07/19/2010)
Accumulation unit value at beginning of period	$1.14	$1.18	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.35	$1.14	$1.18	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Invesco V.I. Mid Cap Growth Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$0.98	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Invesco V.I. Value Opportunities Fund, Series II Shares (03/17/2003)
Accumulation unit value at beginning of period	$1.32	$1.38	$1.30	$0.89	$1.87	$1.86	$1.67	$1.60	$1.46	$1.00
Accumulation unit value at end of period	$1.54	$1.32	$1.38	$1.30	$0.89	$1.87	$1.86	$1.67	$1.60	$1.46
Number of accumulation units outstanding at end of period (000 omitted)	3	3	3	3	3	3	3	3	3	2

Janus Aspen Series Janus Portfolio: Service Shares (07/19/2010)
Accumulation unit value at beginning of period	$1.10	$1.17	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.28	$1.10	$1.17	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

ClearBridge Variable Small Cap Growth Portfolio – Class I (07/19/2010)
Accumulation unit value at beginning of period	$1.30	$1.29	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.54	$1.30	$1.29	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

MFS® Investors Growth Stock Series – Service Class (03/17/2003)
Accumulation unit value at beginning of period	$1.55	$1.56	$1.41	$1.02	$1.64	$1.49	$1.40	$1.36	$1.26	$1.00
Accumulation unit value at end of period	$1.79	$1.55	$1.56	$1.41	$1.02	$1.64	$1.49	$1.40	$1.36	$1.26
Number of accumulation units outstanding at end of period (000 omitted)	5	5	5	5	5	5	6	8	9	2

MFS® New Discovery Series – Service Class (03/17/2003)
Accumulation unit value at beginning of period	$2.01	$2.26	$1.68	$1.04	$1.74	$1.72	$1.54	$1.48	$1.41	$1.00
Accumulation unit value at end of period	$2.40	$2.01	$2.26	$1.68	$1.04	$1.74	$1.72	$1.54	$1.48	$1.41
Number of accumulation units outstanding at end of period (000 omitted)	1	1	1	1	1	1	1	1	1	—

MFS® Total Return Series – Service Class (03/17/2003)
Accumulation unit value at beginning of period	$1.46	$1.45	$1.34	$1.15	$1.49	$1.45	$1.31	$1.29	$1.18	$1.00
Accumulation unit value at end of period	$1.60	$1.46	$1.45	$1.34	$1.15	$1.49	$1.45	$1.31	$1.29	$1.18
Number of accumulation units outstanding at end of period (000 omitted)	21	22	23	24	25	26	26	27	28	2

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  9

Variable account charges of 1.00% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003

MFS® Utilities Series – Service Class (03/17/2003)
Accumulation unit value at beginning of period	$3.11	$2.95	$2.63	$2.00	$3.24	$2.57	$1.98	$1.72	$1.33	$1.00
Accumulation unit value at end of period	$3.49	$3.11	$2.95	$2.63	$2.00	$3.24	$2.57	$1.98	$1.72	$1.33
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	24	—	—	—	—	—

Morgan Stanley UIF Global Real Estate Portfolio, Class II Shares (07/19/2010)
Accumulation unit value at beginning of period	$1.08	$1.21	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.39	$1.08	$1.21	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Morgan Stanley UIF Mid Cap Growth Portfolio, Class II Shares (07/19/2010)
Accumulation unit value at beginning of period	$1.16	$1.26	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.24	$1.16	$1.26	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Oppenheimer Capital Appreciation Fund/VA, Service Shares (03/17/2003)
Accumulation unit value at beginning of period	$1.45	$1.49	$1.38	$0.96	$1.79	$1.59	$1.49	$1.44	$1.36	$1.00
Accumulation unit value at end of period	$1.64	$1.45	$1.49	$1.38	$0.96	$1.79	$1.59	$1.49	$1.44	$1.36
Number of accumulation units outstanding at end of period (000 omitted)	31	32	33	33	33	31	69	69	68	4

Oppenheimer Global Fund/VA, Service Shares (03/17/2003)
Accumulation unit value at beginning of period	$2.12	$2.34	$2.04	$1.48	$2.51	$2.39	$2.06	$1.82	$1.55	$1.00
Accumulation unit value at end of period	$2.54	$2.12	$2.34	$2.04	$1.48	$2.51	$2.39	$2.06	$1.82	$1.55
Number of accumulation units outstanding at end of period (000 omitted)	1	1	1	1	1	1	1	1	1	—

Oppenheimer Global Strategic Income Fund/VA, Service Shares (03/17/2003)
Accumulation unit value at beginning of period	$1.59	$1.60	$1.41	$1.20	$1.42	$1.31	$1.23	$1.21	$1.13	$1.00
Accumulation unit value at end of period	$1.79	$1.59	$1.60	$1.41	$1.20	$1.42	$1.31	$1.23	$1.21	$1.13
Number of accumulation units outstanding at end of period (000 omitted)	92	95	98	100	103	168	182	214	234	48

Oppenheimer Main Street Small Cap Fund®/VA, Service Shares (03/17/2003)
Accumulation unit value at beginning of period	$2.13	$2.21	$1.81	$1.34	$2.18	$2.23	$1.97	$1.81	$1.53	$1.00
Accumulation unit value at end of period	$2.49	$2.13	$2.21	$1.81	$1.34	$2.18	$2.23	$1.97	$1.81	$1.53
Number of accumulation units outstanding at end of period (000 omitted)	2	2	2	11	11	11	12	13	13	9

PIMCO VIT All Asset Portfolio, Advisor Class (07/19/2010)
Accumulation unit value at beginning of period	$1.07	$1.06	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.22	$1.07	$1.06	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Putnam VT Growth and Income Fund – Class IB Shares (03/17/2003)
Accumulation unit value at beginning of period	$1.37	$1.45	$1.28	$1.00	$1.64	$1.76	$1.54	$1.48	$1.34	$1.00
Accumulation unit value at end of period	$1.61	$1.37	$1.45	$1.28	$1.00	$1.64	$1.76	$1.54	$1.48	$1.34
Number of accumulation units outstanding at end of period (000 omitted)	2	2	2	11	11	11	11	11	11	11

Putnam VT International Equity Fund – Class IB Shares (03/17/2003)
Accumulation unit value at beginning of period	$1.48	$1.80	$1.66	$1.34	$2.42	$2.25	$1.78	$1.60	$1.39	$1.00
Accumulation unit value at end of period	$1.79	$1.48	$1.80	$1.66	$1.34	$2.42	$2.25	$1.78	$1.60	$1.39
Number of accumulation units outstanding at end of period (000 omitted)	2	2	2	7	7	7	42	42	42	6

Putnam VT Multi-Cap Growth Fund – Class IB Shares (09/24/2010)
Accumulation unit value at beginning of period	$1.06	$1.13	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.23	$1.06	$1.13	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Putnam VT Research Fund – Class IB Shares (03/17/2003)
Accumulation unit value at beginning of period	$1.46	$1.50	$1.30	$0.99	$1.62	$1.63	$1.48	$1.42	$1.33	$1.00
Accumulation unit value at end of period	$1.70	$1.46	$1.50	$1.30	$0.99	$1.62	$1.63	$1.48	$1.42	$1.33
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Variable Portfolio – Aggressive Portfolio (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.12	$1.17	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.26	$1.12	$1.17	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	84	85	86	—	—	—	—	—	—	—

Variable Portfolio – Aggressive Portfolio (Class 4) (07/19/2010)
Accumulation unit value at beginning of period	$1.12	$1.17	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.26	$1.12	$1.17	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

 10  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Variable account charges of 1.00% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund (Class 3) (07/19/2010)
Accumulation unit value at beginning of period	$1.11	$1.02	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.16	$1.11	$1.02	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Variable Portfolio – Conservative Portfolio (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.07	$1.05	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.14	$1.07	$1.05	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	37	38	—	—	—	—	—	—	—	—

Variable Portfolio – Conservative Portfolio (Class 4) (07/19/2010)
Accumulation unit value at beginning of period	$1.07	$1.05	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.14	$1.07	$1.05	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Variable Portfolio – Moderate Portfolio (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.10	$1.11	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.21	$1.10	$1.11	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	371	395	423	—	—	—	—	—	—	—

Variable Portfolio – Moderate Portfolio (Class 4) (07/19/2010)
Accumulation unit value at beginning of period	$1.10	$1.11	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.21	$1.10	$1.11	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.11	$1.14	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.23	$1.11	$1.14	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	255	265	277	—	—	—	—	—	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 4) (07/19/2010)
Accumulation unit value at beginning of period	$1.11	$1.14	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.23	$1.11	$1.14	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.09	$1.08	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.17	$1.09	$1.08	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	466	470	475	—	—	—	—	—	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 4) (07/19/2010)
Accumulation unit value at beginning of period	$1.09	$1.08	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.17	$1.09	$1.08	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Variable Portfolio – Partners Small Cap Value Fund (Class 3) (03/17/2003)
Accumulation unit value at beginning of period	$2.23	$2.36	$1.91	$1.42	$2.09	$2.22	$1.86	$1.78	$1.50	$1.00
Accumulation unit value at end of period	$2.51	$2.23	$2.36	$1.91	$1.42	$2.09	$2.22	$1.86	$1.78	$1.50
Number of accumulation units outstanding at end of period (000 omitted)	2	2	2	2	2	3	3	3	3	—

Variable Portfolio – Sit Dividend Growth Fund (Class 3) (07/19/2010)
Accumulation unit value at beginning of period	$1.11	$1.16	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.22	$1.11	$1.16	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Variable Portfolio – Victory Established Value Fund (Class 3) (07/19/2010)
Accumulation unit value at beginning of period	$1.14	$1.23	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.32	$1.14	$1.23	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Wanger International (07/19/2010)
Accumulation unit value at beginning of period	$1.03	$1.22	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.24	$1.03	$1.22	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Wanger USA (07/19/2010)
Accumulation unit value at beginning of period	$1.23	$1.29	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.46	$1.23	$1.29	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  11

Variable account charges of 1.05% of the daily net assets of the variable account.
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006

AllianceBernstein VPS Balanced Wealth Strategy Portfolio (Class B) (09/26/2008)
Accumulation unit value at beginning of period	$1.06	$1.11	$1.01	$0.82	$1.00	—	—
Accumulation unit value at end of period	$1.19	$1.06	$1.11	$1.01	$0.82	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

AllianceBernstein VPS Global Thematic Growth Portfolio (Class B) (05/01/2007)
Accumulation unit value at beginning of period	$0.81	$1.07	$0.91	$0.60	$1.16	$1.00	—
Accumulation unit value at end of period	$0.91	$0.81	$1.07	$0.91	$0.60	$1.16	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

AllianceBernstein VPS Growth and Income Portfolio (Class B) (06/19/2006)
Accumulation unit value at beginning of period	$0.99	$0.95	$0.85	$0.71	$1.21	$1.17	$1.00
Accumulation unit value at end of period	$1.15	$0.99	$0.95	$0.85	$0.71	$1.21	$1.17
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

AllianceBernstein VPS International Value Portfolio (Class B) (06/19/2006)
Accumulation unit value at beginning of period	$0.66	$0.82	$0.80	$0.60	$1.30	$1.24	$1.00
Accumulation unit value at end of period	$0.74	$0.66	$0.82	$0.80	$0.60	$1.30	$1.24
Number of accumulation units outstanding at end of period (000 omitted)	5	5	4	346	426	212	75

American Century VP Inflation Protection, Class II (06/19/2006)
Accumulation unit value at beginning of period	$1.35	$1.22	$1.17	$1.08	$1.10	$1.02	$1.00
Accumulation unit value at end of period	$1.43	$1.35	$1.22	$1.17	$1.08	$1.10	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

American Century VP International, Class II (06/19/2006)
Accumulation unit value at beginning of period	$0.99	$1.14	$1.02	$0.77	$1.42	$1.21	$1.00
Accumulation unit value at end of period	$1.19	$0.99	$1.14	$1.02	$0.77	$1.42	$1.21
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

American Century VP Mid Cap Value, Class II (05/01/2007)
Accumulation unit value at beginning of period	$1.00	$1.02	$0.86	$0.67	$0.90	$1.00	—
Accumulation unit value at end of period	$1.15	$1.00	$1.02	$0.86	$0.67	$0.90	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

American Century VP Ultra®, Class II (06/19/2006)
Accumulation unit value at beginning of period	$1.09	$1.09	$0.95	$0.71	$1.24	$1.03	$1.00
Accumulation unit value at end of period	$1.22	$1.09	$1.09	$0.95	$0.71	$1.24	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	207

American Century VP Value, Class II (06/19/2006)
Accumulation unit value at beginning of period	$1.04	$1.04	$0.93	$0.78	$1.08	$1.15	$1.00
Accumulation unit value at end of period	$1.18	$1.04	$1.04	$0.93	$0.78	$1.08	$1.15
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Columbia Variable Portfolio – Cash Management Fund (Class 3) (06/19/2006)
Accumulation unit value at beginning of period	$1.04	$1.05	$1.06	$1.07	$1.06	$1.02	$1.00
Accumulation unit value at end of period	$1.03	$1.04	$1.05	$1.06	$1.07	$1.06	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	374	412	450	212	81	91	1

Columbia Variable Portfolio – Diversified Bond Fund (Class 3) (06/19/2006)
Accumulation unit value at beginning of period	$1.29	$1.22	$1.14	$1.01	$1.09	$1.04	$1.00
Accumulation unit value at end of period	$1.38	$1.29	$1.22	$1.14	$1.01	$1.09	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	5	5	5	958	827	654	195

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3) (06/19/2006)
Accumulation unit value at beginning of period	$0.97	$1.03	$0.90	$0.71	$1.20	$1.13	$1.00
Accumulation unit value at end of period	$1.10	$0.97	$1.03	$0.90	$0.71	$1.20	$1.13
Number of accumulation units outstanding at end of period (000 omitted)	8	8	8	978	817	424	205

Columbia Variable Portfolio – Emerging Markets Fund (Class 3) (06/19/2006)
Accumulation unit value at beginning of period	$1.34	$1.72	$1.45	$0.84	$1.84	$1.34	$1.00
Accumulation unit value at end of period	$1.60	$1.34	$1.72	$1.45	$0.84	$1.84	$1.34
Number of accumulation units outstanding at end of period (000 omitted)	1	1	1	157	225	106	66

Columbia Variable Portfolio – High Income Fund (Class 2) (06/19/2006)
Accumulation unit value at beginning of period	$1.34	$1.27	$1.15	$0.81	$1.08	$1.08	$1.00
Accumulation unit value at end of period	$1.53	$1.34	$1.27	$1.15	$0.81	$1.08	$1.08
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	16

 12  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Variable account charges of 1.05% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006

Columbia Variable Portfolio – High Yield Bond Fund (Class 3) (06/19/2006)
Accumulation unit value at beginning of period	$1.43	$1.37	$1.22	$0.80	$1.08	$1.07	$1.00
Accumulation unit value at end of period	$1.64	$1.43	$1.37	$1.22	$0.80	$1.08	$1.07
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	4

Columbia Variable Portfolio – Income Opportunities Fund (Class 3) (06/19/2006)
Accumulation unit value at beginning of period	$1.44	$1.37	$1.22	$0.87	$1.08	$1.06	$1.00
Accumulation unit value at end of period	$1.63	$1.44	$1.37	$1.22	$0.87	$1.08	$1.06
Number of accumulation units outstanding at end of period (000 omitted)	4	4	4	496	293	216	81

Columbia Variable Portfolio – International Opportunity Fund (Class 3) (06/19/2006)
Accumulation unit value at beginning of period	$0.96	$1.10	$0.98	$0.78	$1.32	$1.18	$1.00
Accumulation unit value at end of period	$1.11	$0.96	$1.10	$0.98	$0.78	$1.32	$1.18
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Columbia Variable Portfolio – Large Cap Growth Fund (Class 3) (06/19/2006)
Accumulation unit value at beginning of period	$0.94	$0.99	$0.85	$0.63	$1.14	$1.12	$1.00
Accumulation unit value at end of period	$1.12	$0.94	$0.99	$0.85	$0.63	$1.14	$1.12
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Columbia Variable Portfolio – Large Core Quantitative Fund (Class 3) (06/19/2006)
Accumulation unit value at beginning of period	$0.99	$0.95	$0.82	$0.67	$1.16	$1.14	$1.00
Accumulation unit value at end of period	$1.11	$0.99	$0.95	$0.82	$0.67	$1.16	$1.14
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Columbia Variable Portfolio – Marsico Growth Fund (Class 1) (05/01/2007)
Accumulation unit value at beginning of period	$0.98	$1.02	$0.85	$0.67	$1.13	$1.00	—
Accumulation unit value at end of period	$1.09	$0.98	$1.02	$0.85	$0.67	$1.13	—
Number of accumulation units outstanding at end of period (000 omitted)	8	8	8	955	654	358	—

Columbia Variable Portfolio – Marsico International Opportunities Fund (Class 2) (05/01/2007)
Accumulation unit value at beginning of period	$0.74	$0.89	$0.79	$0.58	$1.14	$1.00	—
Accumulation unit value at end of period	$0.86	$0.74	$0.89	$0.79	$0.58	$1.14	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Class 3) (06/19/2006)
Accumulation unit value at beginning of period	$1.09	$1.30	$1.04	$0.64	$1.18	$1.05	$1.00
Accumulation unit value at end of period	$1.20	$1.09	$1.30	$1.04	$0.64	$1.18	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund (Class 3) (05/01/2007)
Accumulation unit value at beginning of period	$0.83	$0.92	$0.76	$0.54	$1.00	$1.00	—
Accumulation unit value at end of period	$0.97	$0.83	$0.92	$0.76	$0.54	$1.00	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Columbia Variable Portfolio – S&P 500 Index Fund (Class 3) (06/19/2006)
Accumulation unit value at beginning of period	$1.05	$1.04	$0.92	$0.73	$1.18	$1.14	$1.00
Accumulation unit value at end of period	$1.20	$1.05	$1.04	$0.92	$0.73	$1.18	$1.14
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Columbia Variable Portfolio – Select Large-Cap Value Fund (Class 3) (06/19/2006)
Accumulation unit value at beginning of period	$0.99	$1.01	$0.85	$0.68	$1.14	$1.15	$1.00
Accumulation unit value at end of period	$1.16	$0.99	$1.01	$0.85	$0.68	$1.14	$1.15
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3) (06/19/2006)
Accumulation unit value at beginning of period	$1.10	$1.10	$1.08	$1.03	$1.07	$1.03	$1.00
Accumulation unit value at end of period	$1.11	$1.10	$1.10	$1.08	$1.03	$1.07	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	129	45	55	5

Columbia Variable Portfolio – Small Cap Value Fund (Class 2) (06/19/2006)
Accumulation unit value at beginning of period	$1.11	$1.19	$0.95	$0.77	$1.08	$1.13	$1.00
Accumulation unit value at end of period	$1.22	$1.11	$1.19	$0.95	$0.77	$1.08	$1.13
Number of accumulation units outstanding at end of period (000 omitted)	6	6	5	613	439	300	—

Credit Suisse Trust – Commodity Return Strategy Portfolio (05/01/2007)
Accumulation unit value at beginning of period	$0.85	$0.99	$0.86	$0.72	$1.10	$1.00	—
Accumulation unit value at end of period	$0.83	$0.85	$0.99	$0.86	$0.72	$1.10	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  13

Variable account charges of 1.05% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006

Dreyfus Investment Portfolios MidCap Stock Portfolio, Service Shares (06/19/2006)
Accumulation unit value at beginning of period	$1.05	$1.06	$0.84	$0.63	$1.07	$1.06	$1.00
Accumulation unit value at end of period	$1.24	$1.05	$1.06	$0.84	$0.63	$1.07	$1.06
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Dreyfus Investment Portfolios Technology Growth Portfolio, Service Shares (06/19/2006)
Accumulation unit value at beginning of period	$1.30	$1.43	$1.11	$0.72	$1.23	$1.09	$1.00
Accumulation unit value at end of period	$1.48	$1.30	$1.43	$1.11	$0.72	$1.23	$1.09
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	42

Dreyfus Variable Investment Fund Appreciation Portfolio, Service Shares (06/19/2006)
Accumulation unit value at beginning of period	$1.25	$1.17	$1.02	$0.85	$1.22	$1.15	$1.00
Accumulation unit value at end of period	$1.37	$1.25	$1.17	$1.02	$0.85	$1.22	$1.15
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Dreyfus Variable Investment Fund International Equity Portfolio, Service Shares (05/01/2007)
Accumulation unit value at beginning of period	$0.71	$0.84	$0.77	$0.62	$1.10	$1.00	—
Accumulation unit value at end of period	$0.86	$0.71	$0.84	$0.77	$0.62	$1.10	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Dreyfus Variable Investment Fund International Value Portfolio, Service Shares (06/19/2006)
Accumulation unit value at beginning of period	$0.79	$0.98	$0.95	$0.74	$1.19	$1.16	$1.00
Accumulation unit value at end of period	$0.88	$0.79	$0.98	$0.95	$0.74	$1.19	$1.16
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Eaton Vance VT Floating-Rate Income Fund (05/01/2007)
Accumulation unit value at beginning of period	$1.11	$1.10	$1.02	$0.71	$0.99	$1.00	—
Accumulation unit value at end of period	$1.18	$1.11	$1.10	$1.02	$0.71	$0.99	—
Number of accumulation units outstanding at end of period (000 omitted)	2	2	2	347	230	155	—

Fidelity® VIP Contrafund® Portfolio Service Class 2 (06/19/2006)
Accumulation unit value at beginning of period	$1.08	$1.13	$0.97	$0.73	$1.28	$1.10	$1.00
Accumulation unit value at end of period	$1.25	$1.08	$1.13	$0.97	$0.73	$1.28	$1.10
Number of accumulation units outstanding at end of period (000 omitted)	2	56	57	240	567	438	409

Fidelity® VIP Growth Portfolio Service Class 2 (06/19/2006)
Accumulation unit value at beginning of period	$1.08	$1.10	$0.89	$0.71	$1.35	$1.08	$1.00
Accumulation unit value at end of period	$1.23	$1.08	$1.10	$0.89	$0.71	$1.35	$1.08
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Fidelity® VIP Investment Grade Bond Portfolio Service Class 2 (06/19/2006)
Accumulation unit value at beginning of period	$1.32	$1.25	$1.17	$1.03	$1.08	$1.04	$1.00
Accumulation unit value at end of period	$1.38	$1.32	$1.25	$1.17	$1.03	$1.08	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	48	50	52	425	359	301	21

Fidelity® VIP Mid Cap Portfolio Service Class 2 (06/19/2006)
Accumulation unit value at beginning of period	$1.16	$1.31	$1.03	$0.74	$1.25	$1.09	$1.00
Accumulation unit value at end of period	$1.31	$1.16	$1.31	$1.03	$0.74	$1.25	$1.09
Number of accumulation units outstanding at end of period (000 omitted)	3	3	2	236	310	155	68

Fidelity® VIP Overseas Portfolio Service Class 2 (06/19/2006)
Accumulation unit value at beginning of period	$0.85	$1.04	$0.93	$0.75	$1.35	$1.17	$1.00
Accumulation unit value at end of period	$1.02	$0.85	$1.04	$0.93	$0.75	$1.35	$1.17
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	21

FTVIPT Franklin Income Securities Fund – Class 2 (06/19/2006)
Accumulation unit value at beginning of period	$1.21	$1.20	$1.07	$0.80	$1.15	$1.12	$1.00
Accumulation unit value at end of period	$1.35	$1.21	$1.20	$1.07	$0.80	$1.15	$1.12
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

FTVIPT Franklin Rising Dividends Securities Fund – Class 2 (06/19/2006)
Accumulation unit value at beginning of period	$1.14	$1.08	$0.91	$0.78	$1.08	$1.13	$1.00
Accumulation unit value at end of period	$1.26	$1.14	$1.08	$0.91	$0.78	$1.08	$1.13
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

FTVIPT Franklin Small-Mid Cap Growth Securities Fund – Class 2 (06/19/2006)
Accumulation unit value at beginning of period	$1.16	$1.23	$0.98	$0.69	$1.21	$1.10	$1.00
Accumulation unit value at end of period	$1.28	$1.16	$1.23	$0.98	$0.69	$1.21	$1.10
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

 14  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Variable account charges of 1.05% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006

FTVIPT Mutual Shares Securities Fund – Class 2 (06/19/2006)
Accumulation unit value at beginning of period	$0.98	$1.00	$0.91	$0.73	$1.17	$1.14	$1.00
Accumulation unit value at end of period	$1.11	$0.98	$1.00	$0.91	$0.73	$1.17	$1.14
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	131

FTVIPT Templeton Global Bond Securities Fund – Class 2 (06/19/2006)
Accumulation unit value at beginning of period	$1.61	$1.64	$1.45	$1.23	$1.17	$1.07	$1.00
Accumulation unit value at end of period	$1.83	$1.61	$1.64	$1.45	$1.23	$1.17	$1.07
Number of accumulation units outstanding at end of period (000 omitted)	2	2	2	345	290	255	94

FTVIPT Templeton Growth Securities Fund – Class 2 (06/19/2006)
Accumulation unit value at beginning of period	$0.86	$0.94	$0.88	$0.68	$1.19	$1.18	$1.00
Accumulation unit value at end of period	$1.03	$0.86	$0.94	$0.88	$0.68	$1.19	$1.18
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares (06/19/2006)
Accumulation unit value at beginning of period	$1.09	$1.18	$0.95	$0.72	$1.16	$1.14	$1.00
Accumulation unit value at end of period	$1.28	$1.09	$1.18	$0.95	$0.72	$1.16	$1.14
Number of accumulation units outstanding at end of period (000 omitted)	2	2	2	214	245	190	130

Goldman Sachs VIT Structured U.S. Equity Fund – Institutional Shares (05/01/2007)
Accumulation unit value at beginning of period	$0.81	$0.79	$0.70	$0.59	$0.94	$1.00	—
Accumulation unit value at end of period	$0.92	$0.81	$0.79	$0.70	$0.59	$0.94	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Invesco V.I. Global Health Care Fund, Series II Shares (05/01/2007)
Accumulation unit value at beginning of period	$0.98	$0.95	$0.92	$0.73	$1.03	$1.00	—
Accumulation unit value at end of period	$1.17	$0.98	$0.95	$0.92	$0.73	$1.03	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Invesco V.I. International Growth Fund, Series II Shares (05/01/2007)
Accumulation unit value at beginning of period	$0.84	$0.91	$0.82	$0.61	$1.05	$1.00	—
Accumulation unit value at end of period	$0.96	$0.84	$0.91	$0.82	$0.61	$1.05	—
Number of accumulation units outstanding at end of period (000 omitted)	7	7	7	749	329	164	—

Invesco V.I. Mid Cap Core Equity Fund, Series II Shares (06/19/2006)
Accumulation unit value at beginning of period	$1.12	$1.21	$1.08	$0.84	$1.19	$1.10	$1.00
Accumulation unit value at end of period	$1.23	$1.12	$1.21	$1.08	$0.84	$1.19	$1.10
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Invesco V.I. American Franchise Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$0.97	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Invesco V.I. Comstock Fund, Series II Shares (06/19/2006)
Accumulation unit value at beginning of period	$0.98	$1.01	$0.88	$0.69	$1.09	$1.13	$1.00
Accumulation unit value at end of period	$1.15	$0.98	$1.01	$0.88	$0.69	$1.09	$1.13
Number of accumulation units outstanding at end of period (000 omitted)	3	3	3	294	383	238	201

Invesco V.I. Mid Cap Growth Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$0.98	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Invesco V.I. Value Opportunities Fund, Series II Shares (06/19/2006)
Accumulation unit value at beginning of period	$0.80	$0.84	$0.79	$0.54	$1.14	$1.13	$1.00
Accumulation unit value at end of period	$0.93	$0.80	$0.84	$0.79	$0.54	$1.14	$1.13
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Janus Aspen Series Janus Portfolio: Service Shares (05/01/2007)
Accumulation unit value at beginning of period	$0.90	$0.96	$0.85	$0.63	$1.06	$1.00	—
Accumulation unit value at end of period	$1.05	$0.90	$0.96	$0.85	$0.63	$1.06	—
Number of accumulation units outstanding at end of period (000 omitted)	7	8	8	820	680	449	—

ClearBridge Variable Small Cap Growth Portfolio – Class I (05/01/2007)
Accumulation unit value at beginning of period	$1.07	$1.06	$0.86	$0.61	$1.03	$1.00	—
Accumulation unit value at end of period	$1.26	$1.07	$1.06	$0.86	$0.61	$1.03	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  15

Variable account charges of 1.05% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006

MFS® Investors Growth Stock Series – Service Class (06/19/2006)
Accumulation unit value at beginning of period	$1.14	$1.15	$1.03	$0.75	$1.20	$1.10	$1.00
Accumulation unit value at end of period	$1.31	$1.14	$1.15	$1.03	$0.75	$1.20	$1.10
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

MFS® New Discovery Series – Service Class (06/19/2006)
Accumulation unit value at beginning of period	$1.33	$1.50	$1.12	$0.69	$1.16	$1.14	$1.00
Accumulation unit value at end of period	$1.59	$1.33	$1.50	$1.12	$0.69	$1.16	$1.14
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

MFS® Total Return Series – Service Class (06/19/2006)
Accumulation unit value at beginning of period	$1.11	$1.10	$1.02	$0.87	$1.14	$1.11	$1.00
Accumulation unit value at end of period	$1.22	$1.11	$1.10	$1.02	$0.87	$1.14	$1.11
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

MFS® Utilities Series – Service Class (06/19/2006)
Accumulation unit value at beginning of period	$1.49	$1.41	$1.26	$0.96	$1.56	$1.23	$1.00
Accumulation unit value at end of period	$1.67	$1.49	$1.41	$1.26	$0.96	$1.56	$1.23
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Morgan Stanley UIF Global Real Estate Portfolio, Class II Shares (05/01/2007)
Accumulation unit value at beginning of period	$0.71	$0.79	$0.66	$0.47	$0.85	$1.00	—
Accumulation unit value at end of period	$0.91	$0.71	$0.79	$0.66	$0.47	$0.85	—
Number of accumulation units outstanding at end of period (000 omitted)	1	1	1	188	228	91	—

Morgan Stanley UIF Mid Cap Growth Portfolio, Class II Shares (05/01/2007)
Accumulation unit value at beginning of period	$1.11	$1.21	$0.92	$0.59	$1.13	$1.00	—
Accumulation unit value at end of period	$1.19	$1.11	$1.21	$0.92	$0.59	$1.13	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Morgan Stanley UIF U.S. Real Estate Portfolio, Class II Shares (06/19/2006)
Accumulation unit value at beginning of period	$1.05	$1.01	$0.79	$0.62	$1.01	$1.23	$1.00
Accumulation unit value at end of period	$1.21	$1.05	$1.01	$0.79	$0.62	$1.01	$1.23
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	1

Oppenheimer Capital Appreciation Fund/VA, Service Shares (06/19/2006)
Accumulation unit value at beginning of period	$1.00	$1.02	$0.95	$0.66	$1.23	$1.10	$1.00
Accumulation unit value at end of period	$1.12	$1.00	$1.02	$0.95	$0.66	$1.23	$1.10
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Oppenheimer Global Fund/VA, Service Shares (06/19/2006)
Accumulation unit value at beginning of period	$1.04	$1.14	$1.00	$0.72	$1.23	$1.17	$1.00
Accumulation unit value at end of period	$1.24	$1.04	$1.14	$1.00	$0.72	$1.23	$1.17
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Oppenheimer Global Strategic Income Fund/VA, Service Shares (06/19/2006)
Accumulation unit value at beginning of period	$1.30	$1.31	$1.15	$0.98	$1.16	$1.07	$1.00
Accumulation unit value at end of period	$1.46	$1.30	$1.31	$1.15	$0.98	$1.16	$1.07
Number of accumulation units outstanding at end of period (000 omitted)	14	69	70	727	561	443	134

Oppenheimer Main Street Small Cap Fund®/VA, Service Shares (06/19/2006)
Accumulation unit value at beginning of period	$1.05	$1.09	$0.89	$0.66	$1.08	$1.10	$1.00
Accumulation unit value at end of period	$1.23	$1.05	$1.09	$0.89	$0.66	$1.08	$1.10
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

PIMCO VIT All Asset Portfolio, Advisor Class (05/01/2007)
Accumulation unit value at beginning of period	$1.17	$1.16	$1.04	$0.86	$1.04	$1.00	—
Accumulation unit value at end of period	$1.33	$1.17	$1.16	$1.04	$0.86	$1.04	—
Number of accumulation units outstanding at end of period (000 omitted)	4	4	4	395	548	429	—

Putnam VT Global Health Care Fund – Class IB Shares (06/19/2006)
Accumulation unit value at beginning of period	$1.07	$1.09	$1.07	$0.86	$1.05	$1.07	$1.00
Accumulation unit value at end of period	$1.29	$1.07	$1.09	$1.07	$0.86	$1.05	$1.07
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Putnam VT International Equity Fund – Class IB Shares (06/19/2006)
Accumulation unit value at beginning of period	$0.80	$0.97	$0.89	$0.72	$1.30	$1.21	$1.00
Accumulation unit value at end of period	$0.96	$0.80	$0.97	$0.89	$0.72	$1.30	$1.21
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

 16  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Variable account charges of 1.05% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006

Putnam VT Multi-Cap Growth Fund – Class IB Shares (09/24/2010)
Accumulation unit value at beginning of period	$1.06	$1.13	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.23	$1.06	$1.13	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Putnam VT Small Cap Value Fund – Class IB Shares (06/19/2006)
Accumulation unit value at beginning of period	$0.89	$0.95	$0.76	$0.58	$0.97	$1.13	$1.00
Accumulation unit value at end of period	$1.04	$0.89	$0.95	$0.76	$0.58	$0.97	$1.13
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	98

Variable Portfolio – Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.07	$1.12	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.21	$1.07	$1.12	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Variable Portfolio – Aggressive Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.08	$1.12	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.21	$1.08	$1.12	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,082	2,278	2,135	—	—	—	—

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund (Class 3) (06/19/2006)
Accumulation unit value at beginning of period	$1.29	$1.18	$1.15	$1.08	$1.09	$1.02	$1.00
Accumulation unit value at end of period	$1.34	$1.29	$1.18	$1.15	$1.08	$1.09	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	15	15	16	673	304	289	164

Variable Portfolio – Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.07	$1.04	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.13	$1.07	$1.04	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Variable Portfolio – Conservative Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.07	$1.04	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.13	$1.07	$1.04	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	606	528	480	—	—	—	—

Variable Portfolio – Moderate Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.08	$1.09	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.19	$1.08	$1.09	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Variable Portfolio – Moderate Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.09	$1.09	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.19	$1.09	$1.09	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	5,774	5,879	5,198	—	—	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.08	$1.11	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.20	$1.08	$1.11	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.09	$1.11	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.21	$1.09	$1.11	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,337	2,464	2,836	—	—	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.08	$1.07	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.16	$1.08	$1.07	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.08	$1.07	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.16	$1.08	$1.07	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	351	489	1,376	—	—	—	—

Variable Portfolio – Partners Small Cap Value Fund (Class 3) (06/19/2006)
Accumulation unit value at beginning of period	$1.13	$1.19	$0.97	$0.72	$1.06	$1.12	$1.00
Accumulation unit value at end of period	$1.27	$1.13	$1.19	$0.97	$0.72	$1.06	$1.12
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  17

Variable account charges of 1.05% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006

Variable Portfolio – Sit Dividend Growth Fund (Class 3) (05/01/2007)
Accumulation unit value at beginning of period	$0.83	$0.87	$0.78	$0.60	$0.99	$1.00	—
Accumulation unit value at end of period	$0.90	$0.83	$0.87	$0.78	$0.60	$0.99	—
Number of accumulation units outstanding at end of period (000 omitted)	10	10	10	1,011	585	342	—

Variable Portfolio – Victory Established Value Fund (Class 3) (06/19/2006)
Accumulation unit value at beginning of period	$1.09	$1.18	$0.98	$0.72	$1.15	$1.10	$1.00
Accumulation unit value at end of period	$1.26	$1.09	$1.18	$0.98	$0.72	$1.15	$1.10
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Wanger International (06/19/2006)
Accumulation unit value at beginning of period	$1.18	$1.40	$1.13	$0.76	$1.42	$1.23	$1.00
Accumulation unit value at end of period	$1.42	$1.18	$1.40	$1.13	$0.76	$1.42	$1.23
Number of accumulation units outstanding at end of period (000 omitted)	2	2	2	240	294	140	86

Wanger USA (06/19/2006)
Accumulation unit value at beginning of period	$1.10	$1.15	$0.95	$0.67	$1.13	$1.08	$1.00
Accumulation unit value at end of period	$1.31	$1.10	$1.15	$0.95	$0.67	$1.13	$1.08
Number of accumulation units outstanding at end of period (000 omitted)	2	2	2	194	156	105	23

 18  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Variable account charges of 1.10% of the daily net assets of the variable account.
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003

AllianceBernstein VPS Balanced Wealth Strategy Portfolio (Class B) (09/26/2008)
Accumulation unit value at beginning of period	$1.06	$1.10	$1.01	$0.82	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.19	$1.06	$1.10	$1.01	$0.82	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	89	98	99	102	100	—	—	—	—	—

AllianceBernstein VPS Global Thematic Growth Portfolio (Class B) (03/17/2003)
Accumulation unit value at beginning of period	$1.34	$1.76	$1.50	$0.99	$1.91	$1.61	$1.50	$1.47	$1.41	$1.00
Accumulation unit value at end of period	$1.50	$1.34	$1.76	$1.50	$0.99	$1.91	$1.61	$1.50	$1.47	$1.41
Number of accumulation units outstanding at end of period (000 omitted)	35	55	63	63	80	78	87	87	72	—

AllianceBernstein VPS Growth and Income Portfolio (Class B) (03/17/2003)
Accumulation unit value at beginning of period	$1.52	$1.45	$1.30	$1.09	$1.87	$1.80	$1.55	$1.50	$1.37	$1.00
Accumulation unit value at end of period	$1.77	$1.52	$1.45	$1.30	$1.09	$1.87	$1.80	$1.55	$1.50	$1.37
Number of accumulation units outstanding at end of period (000 omitted)	39	42	93	136	180	163	194	210	216	147

AllianceBernstein VPS Large Cap Growth Portfolio (Class B) (03/17/2003)
Accumulation unit value at beginning of period	$1.44	$1.51	$1.39	$1.02	$1.72	$1.53	$1.56	$1.37	$1.28	$1.00
Accumulation unit value at end of period	$1.66	$1.44	$1.51	$1.39	$1.02	$1.72	$1.53	$1.56	$1.37	$1.28
Number of accumulation units outstanding at end of period (000 omitted)	5	5	5	5	5	5	25	24	25	6

Columbia Variable Portfolio – Cash Management Fund (Class 3) (03/17/2003)
Accumulation unit value at beginning of period	$1.05	$1.07	$1.08	$1.09	$1.08	$1.04	$1.00	$0.99	$0.99	$1.00
Accumulation unit value at end of period	$1.04	$1.05	$1.07	$1.08	$1.09	$1.08	$1.04	$1.00	$0.99	$0.99
Number of accumulation units outstanding at end of period (000 omitted)	—	—	20	22	—	47	49	52	54	—

Columbia Variable Portfolio – Diversified Bond Fund (Class 3) (03/17/2003)
Accumulation unit value at beginning of period	$1.35	$1.28	$1.19	$1.05	$1.14	$1.09	$1.06	$1.05	$1.01	$1.00
Accumulation unit value at end of period	$1.43	$1.35	$1.28	$1.19	$1.05	$1.14	$1.09	$1.06	$1.05	$1.01
Number of accumulation units outstanding at end of period (000 omitted)	117	198	217	234	204	207	216	224	223	160

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3) (03/17/2003)
Accumulation unit value at beginning of period	$2.04	$2.17	$1.87	$1.49	$2.53	$2.36	$2.00	$1.78	$1.52	$1.00
Accumulation unit value at end of period	$2.29	$2.04	$2.17	$1.87	$1.49	$2.53	$2.36	$2.00	$1.78	$1.52
Number of accumulation units outstanding at end of period (000 omitted)	63	68	63	68	68	66	66	61	60	2

Columbia Variable Portfolio – Large Cap Growth Fund (Class 3) (03/17/2003)
Accumulation unit value at beginning of period	$1.33	$1.39	$1.20	$0.89	$1.61	$1.58	$1.44	$1.34	$1.25	$1.00
Accumulation unit value at end of period	$1.58	$1.33	$1.39	$1.20	$0.89	$1.61	$1.58	$1.44	$1.34	$1.25
Number of accumulation units outstanding at end of period (000 omitted)	11	12	15	19	26	28	34	35	20	—

Columbia Variable Portfolio – Large Core Quantitative Fund (Class 3) (03/17/2006)
Accumulation unit value at beginning of period	$0.94	$0.90	$0.77	$0.63	$1.10	$1.08	$1.00	—	—	—
Accumulation unit value at end of period	$1.05	$0.94	$0.90	$0.77	$0.63	$1.10	$1.08	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – S&P 500 Index Fund (Class 3) (03/17/2003)
Accumulation unit value at beginning of period	$1.57	$1.56	$1.38	$1.10	$1.78	$1.71	$1.50	$1.45	$1.33	$1.00
Accumulation unit value at end of period	$1.79	$1.57	$1.56	$1.38	$1.10	$1.78	$1.71	$1.50	$1.45	$1.33
Number of accumulation units outstanding at end of period (000 omitted)	121	131	231	250	330	326	410	467	506	159

Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3) (03/17/2003)
Accumulation unit value at beginning of period	$1.10	$1.09	$1.07	$1.03	$1.07	$1.03	$1.00	$0.99	$1.00	$1.00
Accumulation unit value at end of period	$1.10	$1.10	$1.09	$1.07	$1.03	$1.07	$1.03	$1.00	$0.99	$1.00
Number of accumulation units outstanding at end of period (000 omitted)	125	134	234	285	335	388	354	378	382	136

Fidelity® VIP Contrafund® Portfolio Service Class 2 (03/17/2003)
Accumulation unit value at beginning of period	$1.89	$1.97	$1.70	$1.27	$2.24	$1.93	$1.75	$1.52	$1.33	$1.00
Accumulation unit value at end of period	$2.17	$1.89	$1.97	$1.70	$1.27	$2.24	$1.93	$1.75	$1.52	$1.33
Number of accumulation units outstanding at end of period (000 omitted)	715	898	1,070	1,051	1,112	1,129	1,239	1,247	1,212	331

Fidelity® VIP Growth Portfolio Service Class 2 (03/17/2003)
Accumulation unit value at beginning of period	$1.56	$1.57	$1.28	$1.01	$1.95	$1.55	$1.47	$1.41	$1.39	$1.00
Accumulation unit value at end of period	$1.76	$1.56	$1.57	$1.28	$1.01	$1.95	$1.55	$1.47	$1.41	$1.39
Number of accumulation units outstanding at end of period (000 omitted)	54	77	91	95	92	87	87	85	58	9

Fidelity® VIP Mid Cap Portfolio Service Class 2 (03/17/2003)
Accumulation unit value at beginning of period	$2.50	$2.84	$2.23	$1.61	$2.70	$2.37	$2.13	$1.82	$1.48	$1.00
Accumulation unit value at end of period	$2.83	$2.50	$2.84	$2.23	$1.61	$2.70	$2.37	$2.13	$1.82	$1.48
Number of accumulation units outstanding at end of period (000 omitted)	203	221	295	307	337	344	393	385	393	58

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  19

Variable account charges of 1.10% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003

Fidelity® VIP Overseas Portfolio Service Class 2 (03/17/2003)
Accumulation unit value at beginning of period	$1.76	$2.16	$1.93	$1.55	$2.79	$2.41	$2.07	$1.76	$1.57	$1.00
Accumulation unit value at end of period	$2.10	$1.76	$2.16	$1.93	$1.55	$2.79	$2.41	$2.07	$1.76	$1.57
Number of accumulation units outstanding at end of period (000 omitted)	52	53	70	56	80	81	92	93	96	14

FTVIPT Franklin Global Real Estate Securities Fund – Class 2 (03/17/2003)
Accumulation unit value at beginning of period	$1.38	$1.48	$1.24	$1.05	$1.84	$2.36	$1.98	$1.76	$1.35	$1.00
Accumulation unit value at end of period	$1.74	$1.38	$1.48	$1.24	$1.05	$1.84	$2.36	$1.98	$1.76	$1.35
Number of accumulation units outstanding at end of period (000 omitted)	11	12	14	8	37	40	52	54	46	—

FTVIPT Franklin Small Cap Value Securities Fund – Class 2 (03/17/2003)
Accumulation unit value at beginning of period	$2.23	$2.34	$1.85	$1.44	$2.18	$2.26	$1.95	$1.81	$1.48	$1.00
Accumulation unit value at end of period	$2.61	$2.23	$2.34	$1.85	$1.44	$2.18	$2.26	$1.95	$1.81	$1.48
Number of accumulation units outstanding at end of period (000 omitted)	58	56	82	62	88	89	97	90	91	25

FTVIPT Franklin Small-Mid Cap Growth Securities Fund – Class 2 (03/17/2003)
Accumulation unit value at beginning of period	$1.91	$2.02	$1.60	$1.13	$1.99	$1.80	$1.68	$1.62	$1.47	$1.00
Accumulation unit value at end of period	$2.09	$1.91	$2.02	$1.60	$1.13	$1.99	$1.80	$1.68	$1.62	$1.47
Number of accumulation units outstanding at end of period (000 omitted)	121	117	119	100	90	74	73	68	65	28

FTVIPT Mutual Shares Securities Fund – Class 2 (03/17/2003)
Accumulation unit value at beginning of period	$1.56	$1.59	$1.45	$1.16	$1.86	$1.82	$1.56	$1.42	$1.28	$1.00
Accumulation unit value at end of period	$1.76	$1.56	$1.59	$1.45	$1.16	$1.86	$1.82	$1.56	$1.42	$1.28
Number of accumulation units outstanding at end of period (000 omitted)	262	336	410	470	521	555	618	644	640	260

FTVIPT Templeton Foreign Securities Fund – Class 2 (03/17/2003)
Accumulation unit value at beginning of period	$1.90	$2.15	$2.00	$1.48	$2.50	$2.19	$1.83	$1.68	$1.43	$1.00
Accumulation unit value at end of period	$2.22	$1.90	$2.15	$2.00	$1.48	$2.50	$2.19	$1.83	$1.68	$1.43
Number of accumulation units outstanding at end of period (000 omitted)	87	95	112	105	93	87	68	74	56	9

Invesco V.I. Core Equity Fund, Series II Shares (04/28/2006)
Accumulation unit value at beginning of period	$1.07	$1.09	$1.01	$0.80	$1.15	$1.08	$1.00	—	—	—
Accumulation unit value at end of period	$1.21	$1.07	$1.09	$1.01	$0.80	$1.15	$1.08	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	7	8	8	9	8	7	7	—	—	—

Invesco V.I. Mid Cap Growth Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$0.98	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	37	—	—	—	—	—	—	—	—	—

Invesco V.I. Value Opportunities Fund, Series II Shares (03/17/2003)
Accumulation unit value at beginning of period	$1.31	$1.37	$1.29	$0.89	$1.86	$1.86	$1.66	$1.59	$1.45	$1.00
Accumulation unit value at end of period	$1.52	$1.31	$1.37	$1.29	$0.89	$1.86	$1.86	$1.66	$1.59	$1.45
Number of accumulation units outstanding at end of period (000 omitted)	78	115	122	127	88	83	83	83	55	10

MFS® Investors Growth Stock Series – Service Class (03/17/2003)
Accumulation unit value at beginning of period	$1.54	$1.55	$1.40	$1.01	$1.63	$1.48	$1.40	$1.35	$1.26	$1.00
Accumulation unit value at end of period	$1.77	$1.54	$1.55	$1.40	$1.01	$1.63	$1.48	$1.40	$1.35	$1.26
Number of accumulation units outstanding at end of period (000 omitted)	54	72	98	101	112	123	127	130	137	55

MFS® New Discovery Series – Service Class (03/17/2003)
Accumulation unit value at beginning of period	$1.99	$2.24	$1.67	$1.04	$1.73	$1.71	$1.53	$1.48	$1.41	$1.00
Accumulation unit value at end of period	$2.38	$1.99	$2.24	$1.67	$1.04	$1.73	$1.71	$1.53	$1.48	$1.41
Number of accumulation units outstanding at end of period (000 omitted)	51	56	66	61	64	64	63	66	67	20

MFS® Total Return Series – Service Class (03/17/2003)
Accumulation unit value at beginning of period	$1.45	$1.44	$1.33	$1.14	$1.49	$1.45	$1.31	$1.29	$1.17	$1.00
Accumulation unit value at end of period	$1.59	$1.45	$1.44	$1.33	$1.14	$1.49	$1.45	$1.31	$1.29	$1.17
Number of accumulation units outstanding at end of period (000 omitted)	265	368	533	607	731	782	834	860	841	397

MFS® Utilities Series – Service Class (03/17/2003)
Accumulation unit value at beginning of period	$3.08	$2.93	$2.61	$1.98	$3.23	$2.56	$1.97	$1.71	$1.33	$1.00
Accumulation unit value at end of period	$3.45	$3.08	$2.93	$2.61	$1.98	$3.23	$2.56	$1.97	$1.71	$1.33
Number of accumulation units outstanding at end of period (000 omitted)	21	32	43	42	35	36	36	40	45	42

Oppenheimer Capital Appreciation Fund/VA, Service Shares (03/17/2003)
Accumulation unit value at beginning of period	$1.44	$1.48	$1.37	$0.96	$1.78	$1.58	$1.49	$1.43	$1.36	$1.00
Accumulation unit value at end of period	$1.62	$1.44	$1.48	$1.37	$0.96	$1.78	$1.58	$1.49	$1.43	$1.36
Number of accumulation units outstanding at end of period (000 omitted)	318	402	465	444	422	415	441	466	438	125

 20  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Variable account charges of 1.10% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003

Oppenheimer Global Fund/VA, Service Shares (03/17/2003)
Accumulation unit value at beginning of period	$2.10	$2.32	$2.03	$1.47	$2.50	$2.38	$2.05	$1.82	$1.55	$1.00
Accumulation unit value at end of period	$2.52	$2.10	$2.32	$2.03	$1.47	$2.50	$2.38	$2.05	$1.82	$1.55
Number of accumulation units outstanding at end of period (000 omitted)	106	120	118	96	90	85	98	94	84	19

Oppenheimer Global Strategic Income Fund/VA, Service Shares (03/17/2003)
Accumulation unit value at beginning of period	$1.58	$1.59	$1.40	$1.19	$1.41	$1.30	$1.23	$1.21	$1.13	$1.00
Accumulation unit value at end of period	$1.77	$1.58	$1.59	$1.40	$1.19	$1.41	$1.30	$1.23	$1.21	$1.13
Number of accumulation units outstanding at end of period (000 omitted)	331	302	523	640	656	794	888	904	868	200

Oppenheimer Main Street Small Cap Fund®/VA, Service Shares (03/17/2003)
Accumulation unit value at beginning of period	$2.11	$2.19	$1.80	$1.33	$2.17	$2.22	$1.96	$1.81	$1.53	$1.00
Accumulation unit value at end of period	$2.46	$2.11	$2.19	$1.80	$1.33	$2.17	$2.22	$1.96	$1.81	$1.53
Number of accumulation units outstanding at end of period (000 omitted)	145	184	215	225	244	252	335	349	321	27

Putnam VT Growth and Income Fund – Class IB Shares (03/17/2003)
Accumulation unit value at beginning of period	$1.36	$1.44	$1.27	$0.99	$1.63	$1.76	$1.53	$1.47	$1.34	$1.00
Accumulation unit value at end of period	$1.60	$1.36	$1.44	$1.27	$0.99	$1.63	$1.76	$1.53	$1.47	$1.34
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	20	20	21	2

Putnam VT International Equity Fund – Class IB Shares (03/17/2003)
Accumulation unit value at beginning of period	$1.47	$1.79	$1.64	$1.33	$2.41	$2.25	$1.78	$1.60	$1.39	$1.00
Accumulation unit value at end of period	$1.77	$1.47	$1.79	$1.64	$1.33	$2.41	$2.25	$1.78	$1.60	$1.39
Number of accumulation units outstanding at end of period (000 omitted)	—	—	1	1	3	3	5	6	4	1

Putnam VT Multi-Cap Growth Fund – Class IB Shares (09/24/2010)
Accumulation unit value at beginning of period	$1.06	$1.13	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.22	$1.06	$1.13	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Putnam VT Research Fund – Class IB Shares (03/17/2003)
Accumulation unit value at beginning of period	$1.44	$1.49	$1.29	$0.98	$1.61	$1.62	$1.47	$1.42	$1.33	$1.00
Accumulation unit value at end of period	$1.68	$1.44	$1.49	$1.29	$0.98	$1.61	$1.62	$1.47	$1.42	$1.33
Number of accumulation units outstanding at end of period (000 omitted)	—	—	6	6	6	—	—	—	—	—

Variable Portfolio – Partners Small Cap Value Fund (Class 3) (03/17/2003)
Accumulation unit value at beginning of period	$2.21	$2.34	$1.90	$1.41	$2.08	$2.21	$1.86	$1.78	$1.50	$1.00
Accumulation unit value at end of period	$2.48	$2.21	$2.34	$1.90	$1.41	$2.08	$2.21	$1.86	$1.78	$1.50
Number of accumulation units outstanding at end of period (000 omitted)	—	—	1	1	3	3	5	5	2	—

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  21

Variable account charges of 1.15% of the daily net assets of the variable account.
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004

AllianceBernstein VPS Balanced Wealth Strategy Portfolio (Class B) (09/26/2008)
Accumulation unit value at beginning of period	$1.06	$1.10	$1.01	$0.82	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.19	$1.06	$1.10	$1.01	$0.82	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	10	10	10	10	11	—	—	—	—

AllianceBernstein VPS Global Thematic Growth Portfolio (Class B) (05/01/2007)
Accumulation unit value at beginning of period	$0.81	$1.07	$0.91	$0.60	$1.16	$1.00	—	—	—
Accumulation unit value at end of period	$0.90	$0.81	$1.07	$0.91	$0.60	$1.16	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

AllianceBernstein VPS Growth and Income Portfolio (Class B) (11/15/2004)
Accumulation unit value at beginning of period	$1.04	$1.00	$0.89	$0.75	$1.28	$1.24	$1.07	$1.03	$1.00
Accumulation unit value at end of period	$1.21	$1.04	$1.00	$0.89	$0.75	$1.28	$1.24	$1.07	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	—	10	10	10	—	—	—	—	—

AllianceBernstein VPS International Value Portfolio (Class B) (11/15/2004)
Accumulation unit value at beginning of period	$0.85	$1.07	$1.04	$0.78	$1.69	$1.62	$1.22	$1.05	$1.00
Accumulation unit value at end of period	$0.96	$0.85	$1.07	$1.04	$0.78	$1.69	$1.62	$1.22	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	232	257	228	248	258	190	198	126	3

American Century VP Inflation Protection, Class II (11/15/2004)
Accumulation unit value at beginning of period	$1.34	$1.21	$1.17	$1.07	$1.10	$1.02	$1.01	$1.01	$1.00
Accumulation unit value at end of period	$1.42	$1.34	$1.21	$1.17	$1.07	$1.10	$1.02	$1.01	$1.01
Number of accumulation units outstanding at end of period (000 omitted)	172	203	226	236	216	321	335	241	7

American Century VP International, Class II (11/15/2004)
Accumulation unit value at beginning of period	$1.19	$1.37	$1.23	$0.93	$1.70	$1.46	$1.18	$1.06	$1.00
Accumulation unit value at end of period	$1.42	$1.19	$1.37	$1.23	$0.93	$1.70	$1.46	$1.18	$1.06
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

American Century VP Mid Cap Value, Class II (05/01/2007)
Accumulation unit value at beginning of period	$0.99	$1.01	$0.86	$0.67	$0.90	$1.00	—	—	—
Accumulation unit value at end of period	$1.14	$0.99	$1.01	$0.86	$0.67	$0.90	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	12	12	12	—	—	—	—	—

American Century VP Ultra®, Class II (11/15/2004)
Accumulation unit value at beginning of period	$1.04	$1.04	$0.91	$0.68	$1.18	$0.99	$1.04	$1.03	$1.00
Accumulation unit value at end of period	$1.17	$1.04	$1.04	$0.91	$0.68	$1.18	$0.99	$1.04	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	262	304	334	367	366	362	448	191	5

American Century VP Value, Class II (11/15/2004)
Accumulation unit value at beginning of period	$1.12	$1.13	$1.01	$0.85	$1.18	$1.26	$1.07	$1.04	$1.00
Accumulation unit value at end of period	$1.27	$1.12	$1.13	$1.01	$0.85	$1.18	$1.26	$1.07	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	3	—

Columbia Variable Portfolio – Cash Management Fund (Class 3) (11/15/2004)
Accumulation unit value at beginning of period	$1.06	$1.07	$1.09	$1.10	$1.09	$1.05	$1.01	$1.00	$1.00
Accumulation unit value at end of period	$1.05	$1.06	$1.07	$1.09	$1.10	$1.09	$1.05	$1.01	$1.00
Number of accumulation units outstanding at end of period (000 omitted)	12	12	13	17	11	16	106	105	—

Columbia Variable Portfolio – Diversified Bond Fund (Class 3) (11/15/2004)
Accumulation unit value at beginning of period	$1.29	$1.22	$1.14	$1.01	$1.09	$1.05	$1.01	$1.00	$1.00
Accumulation unit value at end of period	$1.37	$1.29	$1.22	$1.14	$1.01	$1.09	$1.05	$1.01	$1.00
Number of accumulation units outstanding at end of period (000 omitted)	43	42	45	95	94	117	79	10	—

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3) (11/15/2004)
Accumulation unit value at beginning of period	$1.20	$1.27	$1.10	$0.88	$1.49	$1.39	$1.18	$1.05	$1.00
Accumulation unit value at end of period	$1.35	$1.20	$1.27	$1.10	$0.88	$1.49	$1.39	$1.18	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	311	356	366	456	450	411	426	198	—

Columbia Variable Portfolio – Emerging Markets Fund (Class 3) (11/15/2004)
Accumulation unit value at beginning of period	$1.88	$2.41	$2.04	$1.18	$2.59	$1.89	$1.43	$1.08	$1.00
Accumulation unit value at end of period	$2.24	$1.88	$2.41	$2.04	$1.18	$2.59	$1.89	$1.43	$1.08
Number of accumulation units outstanding at end of period (000 omitted)	73	84	72	92	126	93	130	79	2

Columbia Variable Portfolio – High Income Fund (Class 2) (04/28/2006)
Accumulation unit value at beginning of period	$1.32	$1.26	$1.14	$0.80	$1.07	$1.07	$1.00	—	—
Accumulation unit value at end of period	$1.51	$1.32	$1.26	$1.14	$0.80	$1.07	$1.07	—	—
Number of accumulation units outstanding at end of period (000 omitted)	44	55	60	64	73	80	83	—	—

 22  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Variable account charges of 1.15% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004

Columbia Variable Portfolio – High Yield Bond Fund (Class 3) (11/15/2004)
Accumulation unit value at beginning of period	$1.52	$1.45	$1.29	$0.85	$1.15	$1.14	$1.04	$1.01	$1.00
Accumulation unit value at end of period	$1.73	$1.52	$1.45	$1.29	$0.85	$1.15	$1.14	$1.04	$1.01
Number of accumulation units outstanding at end of period (000 omitted)	23	32	34	37	44	48	51	35	—

Columbia Variable Portfolio – Income Opportunities Fund (Class 3) (11/15/2004)
Accumulation unit value at beginning of period	$1.48	$1.41	$1.26	$0.89	$1.11	$1.10	$1.03	$1.01	$1.00
Accumulation unit value at end of period	$1.68	$1.48	$1.41	$1.26	$0.89	$1.11	$1.10	$1.03	$1.01
Number of accumulation units outstanding at end of period (000 omitted)	11	11	12	49	40	45	28	—	—

Columbia Variable Portfolio – International Opportunity Fund (Class 3) (11/15/2004)
Accumulation unit value at beginning of period	$1.18	$1.36	$1.21	$0.96	$1.63	$1.46	$1.19	$1.06	$1.00
Accumulation unit value at end of period	$1.37	$1.18	$1.36	$1.21	$0.96	$1.63	$1.46	$1.19	$1.06
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Large Cap Growth Fund (Class 3) (11/15/2004)
Accumulation unit value at beginning of period	$1.03	$1.07	$0.93	$0.68	$1.24	$1.22	$1.11	$1.03	$1.00
Accumulation unit value at end of period	$1.22	$1.03	$1.07	$0.93	$0.68	$1.24	$1.22	$1.11	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Large Core Quantitative Fund (Class 3) (11/15/2004)
Accumulation unit value at beginning of period	$1.06	$1.02	$0.88	$0.72	$1.25	$1.23	$1.08	$1.03	$1.00
Accumulation unit value at end of period	$1.19	$1.06	$1.02	$0.88	$0.72	$1.25	$1.23	$1.08	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	55	76	83	93	86	83	87	87	9

Columbia Variable Portfolio – Marsico Growth Fund (Class 1) (05/01/2007)
Accumulation unit value at beginning of period	$0.98	$1.01	$0.84	$0.67	$1.12	$1.00	—	—	—
Accumulation unit value at end of period	$1.08	$0.98	$1.01	$0.84	$0.67	$1.12	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2	2	2	77	64	48	—	—	—

Columbia Variable Portfolio – Marsico International Opportunities Fund (Class 2) (05/01/2007)
Accumulation unit value at beginning of period	$0.74	$0.89	$0.79	$0.58	$1.14	$1.00	—	—	—
Accumulation unit value at end of period	$0.86	$0.74	$0.89	$0.79	$0.58	$1.14	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Class 3) (11/15/2004)
Accumulation unit value at beginning of period	$1.16	$1.38	$1.11	$0.69	$1.26	$1.12	$1.13	$1.04	$1.00
Accumulation unit value at end of period	$1.28	$1.16	$1.38	$1.11	$0.69	$1.26	$1.12	$1.13	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund (Class 3) (05/01/2007)
Accumulation unit value at beginning of period	$0.83	$0.91	$0.76	$0.54	$1.00	$1.00	—	—	—
Accumulation unit value at end of period	$0.97	$0.83	$0.91	$0.76	$0.54	$1.00	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – S&P 500 Index Fund (Class 3) (11/15/2004)
Accumulation unit value at beginning of period	$1.10	$1.10	$0.97	$0.78	$1.25	$1.20	$1.06	$1.02	$1.00
Accumulation unit value at end of period	$1.26	$1.10	$1.10	$0.97	$0.78	$1.25	$1.20	$1.06	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Select Large-Cap Value Fund (Class 3) (11/15/2004)
Accumulation unit value at beginning of period	$1.07	$1.10	$0.92	$0.74	$1.24	$1.26	$1.07	$1.03	$1.00
Accumulation unit value at end of period	$1.25	$1.07	$1.10	$0.92	$0.74	$1.24	$1.26	$1.07	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3) (11/15/2004)
Accumulation unit value at beginning of period	$1.10	$1.10	$1.08	$1.04	$1.08	$1.04	$1.01	$1.00	$1.00
Accumulation unit value at end of period	$1.11	$1.10	$1.10	$1.08	$1.04	$1.08	$1.04	$1.01	$1.00
Number of accumulation units outstanding at end of period (000 omitted)	21	21	24	27	23	31	32	25	—

Columbia Variable Portfolio – Small Cap Value Fund (Class 2) (11/15/2004)
Accumulation unit value at beginning of period	$1.27	$1.37	$1.10	$0.89	$1.25	$1.30	$1.10	$1.06	$1.00
Accumulation unit value at end of period	$1.40	$1.27	$1.37	$1.10	$0.89	$1.25	$1.30	$1.10	$1.06
Number of accumulation units outstanding at end of period (000 omitted)	1	1	1	46	38	35	—	—	—

Credit Suisse Trust – Commodity Return Strategy Portfolio (05/01/2007)
Accumulation unit value at beginning of period	$0.85	$0.99	$0.85	$0.72	$1.10	$1.00	—	—	—
Accumulation unit value at end of period	$0.82	$0.85	$0.99	$0.85	$0.72	$1.10	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  23

Variable account charges of 1.15% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004

Dreyfus Investment Portfolios MidCap Stock Portfolio, Service Shares (11/15/2004)
Accumulation unit value at beginning of period	$1.17	$1.18	$0.94	$0.70	$1.20	$1.19	$1.12	$1.04	$1.00
Accumulation unit value at end of period	$1.38	$1.17	$1.18	$0.94	$0.70	$1.20	$1.19	$1.12	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	9	10	10	11	10	10	10	9	—

Dreyfus Investment Portfolios Technology Growth Portfolio, Service Shares (11/15/2004)
Accumulation unit value at beginning of period	$1.28	$1.41	$1.10	$0.71	$1.22	$1.08	$1.05	$1.02	$1.00
Accumulation unit value at end of period	$1.46	$1.28	$1.41	$1.10	$0.71	$1.22	$1.08	$1.05	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	49	54	56	71	82	80	96	46	1

Dreyfus Variable Investment Fund Appreciation Portfolio, Service Shares (11/15/2004)
Accumulation unit value at beginning of period	$1.31	$1.22	$1.07	$0.89	$1.27	$1.21	$1.05	$1.02	$1.00
Accumulation unit value at end of period	$1.42	$1.31	$1.22	$1.07	$0.89	$1.27	$1.21	$1.05	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Dreyfus Variable Investment Fund International Equity Portfolio, Service Shares (05/01/2007)
Accumulation unit value at beginning of period	$0.70	$0.84	$0.77	$0.62	$1.09	$1.00	—	—	—
Accumulation unit value at end of period	$0.85	$0.70	$0.84	$0.77	$0.62	$1.09	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Dreyfus Variable Investment Fund International Value Portfolio, Service Shares (11/15/2004)
Accumulation unit value at beginning of period	$0.95	$1.18	$1.15	$0.89	$1.44	$1.40	$1.16	$1.05	$1.00
Accumulation unit value at end of period	$1.06	$0.95	$1.18	$1.15	$0.89	$1.44	$1.40	$1.16	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Eaton Vance VT Floating-Rate Income Fund (05/01/2007)
Accumulation unit value at beginning of period	$1.11	$1.09	$1.01	$0.71	$0.99	$1.00	—	—	—
Accumulation unit value at end of period	$1.18	$1.11	$1.09	$1.01	$0.71	$0.99	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1	14	14	34	18	18	—	—	—

Fidelity® VIP Contrafund® Portfolio Service Class 2 (11/15/2004)
Accumulation unit value at beginning of period	$1.28	$1.33	$1.15	$0.86	$1.52	$1.31	$1.19	$1.03	$1.00
Accumulation unit value at end of period	$1.47	$1.28	$1.33	$1.15	$0.86	$1.52	$1.31	$1.19	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	542	620	648	702	770	731	811	496	6

Fidelity® VIP Growth Portfolio Service Class 2 (11/15/2004)
Accumulation unit value at beginning of period	$1.12	$1.13	$0.92	$0.73	$1.40	$1.12	$1.06	$1.02	$1.00
Accumulation unit value at end of period	$1.26	$1.12	$1.13	$0.92	$0.73	$1.40	$1.12	$1.06	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	3	—

Fidelity® VIP Investment Grade Bond Portfolio Service Class 2 (11/15/2004)
Accumulation unit value at beginning of period	$1.31	$1.24	$1.17	$1.02	$1.07	$1.04	$1.01	$1.00	$1.00
Accumulation unit value at end of period	$1.37	$1.31	$1.24	$1.17	$1.02	$1.07	$1.04	$1.01	$1.00
Number of accumulation units outstanding at end of period (000 omitted)	161	186	201	233	223	313	289	206	3

Fidelity® VIP Mid Cap Portfolio Service Class 2 (11/15/2004)
Accumulation unit value at beginning of period	$1.44	$1.63	$1.29	$0.93	$1.56	$1.37	$1.23	$1.05	$1.00
Accumulation unit value at end of period	$1.63	$1.44	$1.63	$1.29	$0.93	$1.56	$1.37	$1.23	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	67	72	70	101	114	105	109	43	—

Fidelity® VIP Overseas Portfolio Service Class 2 (11/15/2004)
Accumulation unit value at beginning of period	$1.05	$1.28	$1.15	$0.92	$1.66	$1.44	$1.23	$1.05	$1.00
Accumulation unit value at end of period	$1.25	$1.05	$1.28	$1.15	$0.92	$1.66	$1.44	$1.23	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	21	28	25	27	27	25	34	33	3

FTVIPT Franklin Income Securities Fund – Class 2 (11/15/2004)
Accumulation unit value at beginning of period	$1.31	$1.29	$1.16	$0.86	$1.24	$1.21	$1.04	$1.03	$1.00
Accumulation unit value at end of period	$1.45	$1.31	$1.29	$1.16	$0.86	$1.24	$1.21	$1.04	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

FTVIPT Franklin Rising Dividends Securities Fund – Class 2 (11/15/2004)
Accumulation unit value at beginning of period	$1.22	$1.17	$0.98	$0.84	$1.17	$1.22	$1.05	$1.03	$1.00
Accumulation unit value at end of period	$1.35	$1.22	$1.17	$0.98	$0.84	$1.17	$1.22	$1.05	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	3	—

FTVIPT Franklin Small-Mid Cap Growth Securities Fund – Class 2 (11/15/2004)
Accumulation unit value at beginning of period	$1.20	$1.28	$1.01	$0.71	$1.26	$1.14	$1.06	$1.03	$1.00
Accumulation unit value at end of period	$1.32	$1.20	$1.28	$1.01	$0.71	$1.26	$1.14	$1.06	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	—	10	10	10	—	—	—	8	—

 24  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Variable account charges of 1.15% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004

FTVIPT Mutual Shares Securities Fund – Class 2 (11/15/2004)
Accumulation unit value at beginning of period	$1.13	$1.16	$1.06	$0.85	$1.36	$1.33	$1.14	$1.04	$1.00
Accumulation unit value at end of period	$1.28	$1.13	$1.16	$1.06	$0.85	$1.36	$1.33	$1.14	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	15	15	16	16	15	14	25	—	—

FTVIPT Templeton Global Bond Securities Fund – Class 2 (11/15/2004)
Accumulation unit value at beginning of period	$1.67	$1.71	$1.51	$1.29	$1.23	$1.12	$1.00	$1.05	$1.00
Accumulation unit value at end of period	$1.90	$1.67	$1.71	$1.51	$1.29	$1.23	$1.12	$1.00	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	57	66	68	94	95	144	139	82	2

FTVIPT Templeton Growth Securities Fund – Class 2 (11/15/2004)
Accumulation unit value at beginning of period	$0.99	$1.07	$1.01	$0.78	$1.37	$1.35	$1.12	$1.04	$1.00
Accumulation unit value at end of period	$1.18	$0.99	$1.07	$1.01	$0.78	$1.37	$1.35	$1.12	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares (11/15/2004)
Accumulation unit value at beginning of period	$1.28	$1.38	$1.12	$0.85	$1.37	$1.34	$1.17	$1.05	$1.00
Accumulation unit value at end of period	$1.50	$1.28	$1.38	$1.12	$0.85	$1.37	$1.34	$1.17	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	119	143	146	184	189	195	193	105	3

Goldman Sachs VIT Structured U.S. Equity Fund – Institutional Shares (05/01/2007)
Accumulation unit value at beginning of period	$0.80	$0.78	$0.70	$0.59	$0.94	$1.00	—	—	—
Accumulation unit value at end of period	$0.91	$0.80	$0.78	$0.70	$0.59	$0.94	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Invesco V.I. Global Health Care Fund, Series II Shares (05/01/2007)
Accumulation unit value at beginning of period	$0.97	$0.95	$0.92	$0.73	$1.03	$1.00	—	—	—
Accumulation unit value at end of period	$1.16	$0.97	$0.95	$0.92	$0.73	$1.03	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	11	11	11	—	—	—	—	—

Invesco V.I. International Growth Fund, Series II Shares (05/01/2007)
Accumulation unit value at beginning of period	$0.84	$0.91	$0.82	$0.61	$1.04	$1.00	—	—	—
Accumulation unit value at end of period	$0.95	$0.84	$0.91	$0.82	$0.61	$1.04	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1	1	1	59	31	24	—	—	—

Invesco V.I. Mid Cap Core Equity Fund, Series II Shares (11/15/2004)
Accumulation unit value at beginning of period	$1.21	$1.31	$1.17	$0.91	$1.29	$1.19	$1.09	$1.03	$1.00
Accumulation unit value at end of period	$1.33	$1.21	$1.31	$1.17	$0.91	$1.29	$1.19	$1.09	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	9	13	13	14	14	17	18	18	2

Invesco V.I. American Franchise Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$0.97	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Invesco V.I. Comstock Fund, Series II Shares (11/15/2004)
Accumulation unit value at beginning of period	$1.05	$1.08	$0.95	$0.75	$1.18	$1.22	$1.06	$1.03	$1.00
Accumulation unit value at end of period	$1.23	$1.05	$1.08	$0.95	$0.75	$1.18	$1.22	$1.06	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	443	548	571	638	638	645	652	343	8

Invesco V.I. Mid Cap Growth Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$0.98	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Invesco V.I. Value Opportunities Fund, Series II Shares (11/15/2004)
Accumulation unit value at beginning of period	$0.84	$0.88	$0.83	$0.57	$1.20	$1.20	$1.07	$1.03	$1.00
Accumulation unit value at end of period	$0.98	$0.84	$0.88	$0.83	$0.57	$1.20	$1.20	$1.07	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	57	85	84	85	92	75	77	76	6

Janus Aspen Series Janus Portfolio: Service Shares (05/01/2007)
Accumulation unit value at beginning of period	$0.89	$0.95	$0.84	$0.63	$1.06	$1.00	—	—	—
Accumulation unit value at end of period	$1.04	$0.89	$0.95	$0.84	$0.63	$1.06	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2	2	2	68	64	59	—	—	—

ClearBridge Variable Small Cap Growth Portfolio – Class I (05/01/2007)
Accumulation unit value at beginning of period	$1.06	$1.06	$0.85	$0.61	$1.03	$1.00	—	—	—
Accumulation unit value at end of period	$1.25	$1.06	$1.06	$0.85	$0.61	$1.03	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  25

Variable account charges of 1.15% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004

MFS® Investors Growth Stock Series – Service Class (11/15/2004)
Accumulation unit value at beginning of period	$1.17	$1.18	$1.06	$0.77	$1.24	$1.13	$1.07	$1.03	$1.00
Accumulation unit value at end of period	$1.35	$1.17	$1.18	$1.06	$0.77	$1.24	$1.13	$1.07	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

MFS® New Discovery Series – Service Class (11/15/2004)
Accumulation unit value at beginning of period	$1.40	$1.58	$1.18	$0.73	$1.22	$1.21	$1.08	$1.04	$1.00
Accumulation unit value at end of period	$1.67	$1.40	$1.58	$1.18	$0.73	$1.22	$1.21	$1.08	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	9	9	9	9	9	9	9	—	—

MFS® Total Return Series – Service Class (11/15/2004)
Accumulation unit value at beginning of period	$1.15	$1.14	$1.05	$0.90	$1.18	$1.15	$1.04	$1.02	$1.00
Accumulation unit value at end of period	$1.26	$1.15	$1.14	$1.05	$0.90	$1.18	$1.15	$1.04	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	5	5	5	5	5	5	5	5	—

MFS® Utilities Series – Service Class (11/15/2004)
Accumulation unit value at beginning of period	$1.90	$1.81	$1.61	$1.23	$1.99	$1.58	$1.22	$1.06	$1.00
Accumulation unit value at end of period	$2.13	$1.90	$1.81	$1.61	$1.23	$1.99	$1.58	$1.22	$1.06
Number of accumulation units outstanding at end of period (000 omitted)	—	6	6	6	—	—	—	—	—

Morgan Stanley UIF Global Real Estate Portfolio, Class II Shares (05/01/2007)
Accumulation unit value at beginning of period	$0.70	$0.79	$0.65	$0.47	$0.85	$1.00	—	—	—
Accumulation unit value at end of period	$0.90	$0.70	$0.79	$0.65	$0.47	$0.85	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1	1	1	15	25	12	—	—	—

Morgan Stanley UIF Mid Cap Growth Portfolio, Class II Shares (05/01/2007)
Accumulation unit value at beginning of period	$1.11	$1.20	$0.92	$0.59	$1.13	$1.00	—	—	—
Accumulation unit value at end of period	$1.19	$1.11	$1.20	$0.92	$0.59	$1.13	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Morgan Stanley UIF U.S. Real Estate Portfolio, Class II Shares (11/15/2004)
Accumulation unit value at beginning of period	$1.41	$1.35	$1.05	$0.83	$1.35	$1.65	$1.22	$1.05	$1.00
Accumulation unit value at end of period	$1.61	$1.41	$1.35	$1.05	$0.83	$1.35	$1.65	$1.22	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	9	11	12	15	14	12	11	20	—

Oppenheimer Capital Appreciation Fund/VA, Service Shares (11/15/2004)
Accumulation unit value at beginning of period	$1.02	$1.05	$0.97	$0.68	$1.27	$1.13	$1.06	$1.02	$1.00
Accumulation unit value at end of period	$1.15	$1.02	$1.05	$0.97	$0.68	$1.27	$1.13	$1.06	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	167	198	211	222	235	212	244	139	4

Oppenheimer Global Fund/VA, Service Shares (11/15/2004)
Accumulation unit value at beginning of period	$1.23	$1.36	$1.19	$0.87	$1.47	$1.40	$1.21	$1.07	$1.00
Accumulation unit value at end of period	$1.48	$1.23	$1.36	$1.19	$0.87	$1.47	$1.40	$1.21	$1.07
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Oppenheimer Global Strategic Income Fund/VA, Service Shares (11/15/2004)
Accumulation unit value at beginning of period	$1.33	$1.33	$1.18	$1.00	$1.19	$1.10	$1.03	$1.02	$1.00
Accumulation unit value at end of period	$1.48	$1.33	$1.33	$1.18	$1.00	$1.19	$1.10	$1.03	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	230	267	274	335	348	409	393	265	5

Oppenheimer Main Street Small Cap Fund®/VA, Service Shares (11/15/2004)
Accumulation unit value at beginning of period	$1.22	$1.26	$1.04	$0.77	$1.25	$1.29	$1.13	$1.05	$1.00
Accumulation unit value at end of period	$1.42	$1.22	$1.26	$1.04	$0.77	$1.25	$1.29	$1.13	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	65	66	66	67	66	62	62	62	—

PIMCO VIT All Asset Portfolio, Advisor Class (05/01/2007)
Accumulation unit value at beginning of period	$1.16	$1.16	$1.03	$0.86	$1.04	$1.00	—	—	—
Accumulation unit value at end of period	$1.32	$1.16	$1.16	$1.03	$0.86	$1.04	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2	2	2	36	48	53	—	—	—

Putnam VT Global Health Care Fund – Class IB Shares (11/15/2004)
Accumulation unit value at beginning of period	$1.17	$1.20	$1.18	$0.95	$1.16	$1.18	$1.16	$1.04	$1.00
Accumulation unit value at end of period	$1.42	$1.17	$1.20	$1.18	$0.95	$1.16	$1.18	$1.16	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	2	—

Putnam VT International Equity Fund – Class IB Shares (11/15/2004)
Accumulation unit value at beginning of period	$0.97	$1.18	$1.08	$0.88	$1.58	$1.48	$1.17	$1.06	$1.00
Accumulation unit value at end of period	$1.16	$0.97	$1.18	$1.08	$0.88	$1.58	$1.48	$1.17	$1.06
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

 26  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Variable account charges of 1.15% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004

Putnam VT Multi-Cap Growth Fund – Class IB Shares (09/24/2010)
Accumulation unit value at beginning of period	$1.06	$1.13	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.22	$1.06	$1.13	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Putnam VT Small Cap Value Fund – Class IB Shares (11/15/2004)
Accumulation unit value at beginning of period	$1.02	$1.08	$0.87	$0.67	$1.12	$1.29	$1.12	$1.05	$1.00
Accumulation unit value at end of period	$1.19	$1.02	$1.08	$0.87	$0.67	$1.12	$1.29	$1.12	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	11	11	12	13	13	11	16	2	—

Variable Portfolio – Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.07	$1.12	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.21	$1.07	$1.12	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Variable Portfolio – Aggressive Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.07	$1.12	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.21	$1.07	$1.12	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	102	102	103	—	—	—	—	—	—

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund (Class 3) (05/01/2006)
Accumulation unit value at beginning of period	$1.28	$1.18	$1.15	$1.09	$1.10	$1.03	$1.00	—	—
Accumulation unit value at end of period	$1.34	$1.28	$1.18	$1.15	$1.09	$1.10	$1.03	—	—
Number of accumulation units outstanding at end of period (000 omitted)	22	21	23	64	41	57	44	—	—

Variable Portfolio – Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.06	$1.04	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.13	$1.06	$1.04	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	109	—	—	—	—	—	—	—	—

Variable Portfolio – Conservative Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.06	$1.04	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.13	$1.06	$1.04	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	103	104	104	—	—	—	—	—	—

Variable Portfolio – Moderate Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.08	$1.09	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.19	$1.08	$1.09	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Variable Portfolio – Moderate Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.08	$1.09	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.19	$1.08	$1.09	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	95	97	100	—	—	—	—	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.08	$1.11	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.20	$1.08	$1.11	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.08	$1.11	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.20	$1.08	$1.11	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	437	511	500	—	—	—	—	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.08	$1.07	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.16	$1.08	$1.07	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.08	$1.07	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.16	$1.08	$1.07	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Variable Portfolio – Partners Small Cap Value Fund (Class 3) (11/15/2004)
Accumulation unit value at beginning of period	$1.30	$1.38	$1.12	$0.83	$1.23	$1.31	$1.10	$1.05	$1.00
Accumulation unit value at end of period	$1.46	$1.30	$1.38	$1.12	$0.83	$1.23	$1.31	$1.10	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	155	184	187	218	228	246	248	149	5

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  27

Variable account charges of 1.15% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004

Variable Portfolio – Sit Dividend Growth Fund (Class 3) (05/01/2007)
Accumulation unit value at beginning of period	$0.82	$0.86	$0.78	$0.60	$0.99	$1.00	—	—	—
Accumulation unit value at end of period	$0.90	$0.82	$0.86	$0.78	$0.60	$0.99	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2	2	2	85	54	45	—	—	—

Variable Portfolio – Victory Established Value Fund (Class 3) (11/15/2004)
Accumulation unit value at beginning of period	$1.17	$1.27	$1.05	$0.78	$1.24	$1.19	$1.04	$1.04	$1.00
Accumulation unit value at end of period	$1.35	$1.17	$1.27	$1.05	$0.78	$1.24	$1.19	$1.04	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Wanger International (11/15/2004)
Accumulation unit value at beginning of period	$1.69	$2.00	$1.62	$1.09	$2.03	$1.77	$1.30	$1.09	$1.00
Accumulation unit value at end of period	$2.03	$1.69	$2.00	$1.62	$1.09	$2.03	$1.77	$1.30	$1.09
Number of accumulation units outstanding at end of period (000 omitted)	102	122	116	147	179	147	178	115	4

Wanger USA (11/15/2004)
Accumulation unit value at beginning of period	$1.24	$1.30	$1.07	$0.76	$1.27	$1.22	$1.14	$1.04	$1.00
Accumulation unit value at end of period	$1.47	$1.24	$1.30	$1.07	$0.76	$1.27	$1.22	$1.14	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	88	106	116	147	152	148	145	82	2

 28  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Variable account charges of 1.20% of the daily net assets of the variable account.
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006

AllianceBernstein VPS Balanced Wealth Strategy Portfolio (Class B) (09/26/2008)
Accumulation unit value at beginning of period	$1.06	$1.10	$1.01	$0.82	$1.00	—	—
Accumulation unit value at end of period	$1.18	$1.06	$1.10	$1.01	$0.82	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

AllianceBernstein VPS Global Thematic Growth Portfolio (Class B) (05/01/2007)
Accumulation unit value at beginning of period	$0.80	$1.06	$0.91	$0.60	$1.16	$1.00	—
Accumulation unit value at end of period	$0.90	$0.80	$1.06	$0.91	$0.60	$1.16	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

AllianceBernstein VPS Growth and Income Portfolio (Class B) (06/19/2006)
Accumulation unit value at beginning of period	$0.98	$0.94	$0.84	$0.71	$1.21	$1.17	$1.00
Accumulation unit value at end of period	$1.14	$0.98	$0.94	$0.84	$0.71	$1.21	$1.17
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

AllianceBernstein VPS International Value Portfolio (Class B) (06/19/2006)
Accumulation unit value at beginning of period	$0.65	$0.82	$0.79	$0.60	$1.30	$1.24	$1.00
Accumulation unit value at end of period	$0.73	$0.65	$0.82	$0.79	$0.60	$1.30	$1.24
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	340	439	241	64

American Century VP Inflation Protection, Class II (06/19/2006)
Accumulation unit value at beginning of period	$1.34	$1.21	$1.17	$1.07	$1.10	$1.02	$1.00
Accumulation unit value at end of period	$1.42	$1.34	$1.21	$1.17	$1.07	$1.10	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

American Century VP International, Class II (06/19/2006)
Accumulation unit value at beginning of period	$0.99	$1.14	$1.02	$0.77	$1.41	$1.21	$1.00
Accumulation unit value at end of period	$1.18	$0.99	$1.14	$1.02	$0.77	$1.41	$1.21
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

American Century VP Mid Cap Value, Class II (05/01/2007)
Accumulation unit value at beginning of period	$0.99	$1.01	$0.86	$0.67	$0.90	$1.00	—
Accumulation unit value at end of period	$1.14	$0.99	$1.01	$0.86	$0.67	$0.90	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

American Century VP Ultra®, Class II (06/19/2006)
Accumulation unit value at beginning of period	$1.08	$1.08	$0.94	$0.71	$1.23	$1.03	$1.00
Accumulation unit value at end of period	$1.21	$1.08	$1.08	$0.94	$0.71	$1.23	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	174

American Century VP Value, Class II (06/19/2006)
Accumulation unit value at beginning of period	$1.03	$1.03	$0.92	$0.78	$1.08	$1.15	$1.00
Accumulation unit value at end of period	$1.16	$1.03	$1.03	$0.92	$0.78	$1.08	$1.15
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Columbia Variable Portfolio – Cash Management Fund (Class 3) (06/19/2006)
Accumulation unit value at beginning of period	$1.03	$1.04	$1.05	$1.07	$1.05	$1.02	$1.00
Accumulation unit value at end of period	$1.02	$1.03	$1.04	$1.05	$1.07	$1.05	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	130	58	29	—

Columbia Variable Portfolio – Diversified Bond Fund (Class 3) (06/19/2006)
Accumulation unit value at beginning of period	$1.28	$1.22	$1.14	$1.00	$1.09	$1.04	$1.00
Accumulation unit value at end of period	$1.36	$1.28	$1.22	$1.14	$1.00	$1.09	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	748	714	668	208

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3) (06/19/2006)
Accumulation unit value at beginning of period	$0.96	$1.03	$0.89	$0.71	$1.20	$1.13	$1.00
Accumulation unit value at end of period	$1.09	$0.96	$1.03	$0.89	$0.71	$1.20	$1.13
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	893	861	490	180

Columbia Variable Portfolio – Emerging Markets Fund (Class 3) (06/19/2006)
Accumulation unit value at beginning of period	$1.33	$1.71	$1.44	$0.84	$1.83	$1.34	$1.00
Accumulation unit value at end of period	$1.59	$1.33	$1.71	$1.44	$0.84	$1.83	$1.34
Number of accumulation units outstanding at end of period (000 omitted)	70	70	70	145	239	124	57

Columbia Variable Portfolio – High Income Fund (Class 2) (06/19/2006)
Accumulation unit value at beginning of period	$1.33	$1.26	$1.14	$0.80	$1.08	$1.08	$1.00
Accumulation unit value at end of period	$1.51	$1.33	$1.26	$1.14	$0.80	$1.08	$1.08
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	15

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  29

Variable account charges of 1.20% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006

Columbia Variable Portfolio – High Yield Bond Fund (Class 3) (06/19/2006)
Accumulation unit value at beginning of period	$1.42	$1.36	$1.21	$0.80	$1.08	$1.07	$1.00
Accumulation unit value at end of period	$1.63	$1.42	$1.36	$1.21	$0.80	$1.08	$1.07
Number of accumulation units outstanding at end of period (000 omitted)	3	3	3	2	—	—	—

Columbia Variable Portfolio – Income Opportunities Fund (Class 3) (06/19/2006)
Accumulation unit value at beginning of period	$1.42	$1.36	$1.21	$0.86	$1.08	$1.06	$1.00
Accumulation unit value at end of period	$1.62	$1.42	$1.36	$1.21	$0.86	$1.08	$1.06
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	410	283	254	81

Columbia Variable Portfolio – International Opportunity Fund (Class 3) (06/19/2006)
Accumulation unit value at beginning of period	$0.95	$1.10	$0.97	$0.77	$1.31	$1.18	$1.00
Accumulation unit value at end of period	$1.10	$0.95	$1.10	$0.97	$0.77	$1.31	$1.18
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Columbia Variable Portfolio – Large Cap Growth Fund (Class 3) (06/19/2006)
Accumulation unit value at beginning of period	$0.94	$0.98	$0.85	$0.62	$1.14	$1.12	$1.00
Accumulation unit value at end of period	$1.11	$0.94	$0.98	$0.85	$0.62	$1.14	$1.12
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Columbia Variable Portfolio – Large Core Quantitative Fund (Class 3) (06/19/2006)
Accumulation unit value at beginning of period	$0.98	$0.94	$0.81	$0.66	$1.16	$1.14	$1.00
Accumulation unit value at end of period	$1.10	$0.98	$0.94	$0.81	$0.66	$1.16	$1.14
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Columbia Variable Portfolio – Marsico Growth Fund (Class 1) (05/01/2007)
Accumulation unit value at beginning of period	$0.97	$1.01	$0.84	$0.67	$1.12	$1.00	—
Accumulation unit value at end of period	$1.08	$0.97	$1.01	$0.84	$0.67	$1.12	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	883	679	412	—

Columbia Variable Portfolio – Marsico International Opportunities Fund (Class 2) (05/01/2007)
Accumulation unit value at beginning of period	$0.73	$0.89	$0.79	$0.58	$1.14	$1.00	—
Accumulation unit value at end of period	$0.85	$0.73	$0.89	$0.79	$0.58	$1.14	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Class 3) (06/19/2006)
Accumulation unit value at beginning of period	$1.09	$1.29	$1.04	$0.64	$1.18	$1.05	$1.00
Accumulation unit value at end of period	$1.19	$1.09	$1.29	$1.04	$0.64	$1.18	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund (Class 3) (05/01/2007)
Accumulation unit value at beginning of period	$0.83	$0.91	$0.75	$0.54	$1.00	$1.00	—
Accumulation unit value at end of period	$0.97	$0.83	$0.91	$0.75	$0.54	$1.00	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Columbia Variable Portfolio – S&P 500 Index Fund (Class 3) (06/19/2006)
Accumulation unit value at beginning of period	$1.04	$1.03	$0.91	$0.73	$1.18	$1.13	$1.00
Accumulation unit value at end of period	$1.18	$1.04	$1.03	$0.91	$0.73	$1.18	$1.13
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Columbia Variable Portfolio – Select Large-Cap Value Fund (Class 3) (06/19/2006)
Accumulation unit value at beginning of period	$0.98	$1.01	$0.85	$0.68	$1.13	$1.15	$1.00
Accumulation unit value at end of period	$1.15	$0.98	$1.01	$0.85	$0.68	$1.13	$1.15
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3) (06/19/2006)
Accumulation unit value at beginning of period	$1.09	$1.09	$1.07	$1.03	$1.07	$1.03	$1.00
Accumulation unit value at end of period	$1.10	$1.09	$1.09	$1.07	$1.03	$1.07	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	85	40	32	—

Columbia Variable Portfolio – Small Cap Value Fund (Class 2) (06/19/2006)
Accumulation unit value at beginning of period	$1.10	$1.19	$0.95	$0.77	$1.08	$1.12	$1.00
Accumulation unit value at end of period	$1.21	$1.10	$1.19	$0.95	$0.77	$1.08	$1.12
Number of accumulation units outstanding at end of period (000 omitted)	4	4	4	569	458	354	—

Credit Suisse Trust – Commodity Return Strategy Portfolio (05/01/2007)
Accumulation unit value at beginning of period	$0.85	$0.98	$0.85	$0.72	$1.10	$1.00	—
Accumulation unit value at end of period	$0.82	$0.85	$0.98	$0.85	$0.72	$1.10	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

 30  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Variable account charges of 1.20% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006

Dreyfus Investment Portfolios MidCap Stock Portfolio, Service Shares (06/19/2006)
Accumulation unit value at beginning of period	$1.04	$1.05	$0.84	$0.63	$1.06	$1.06	$1.00
Accumulation unit value at end of period	$1.23	$1.04	$1.05	$0.84	$0.63	$1.06	$1.06
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Dreyfus Investment Portfolios Technology Growth Portfolio, Service Shares (06/19/2006)
Accumulation unit value at beginning of period	$1.29	$1.42	$1.11	$0.71	$1.23	$1.09	$1.00
Accumulation unit value at end of period	$1.47	$1.29	$1.42	$1.11	$0.71	$1.23	$1.09
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	38

Dreyfus Variable Investment Fund Appreciation Portfolio, Service Shares (06/19/2006)
Accumulation unit value at beginning of period	$1.24	$1.16	$1.02	$0.84	$1.21	$1.15	$1.00
Accumulation unit value at end of period	$1.35	$1.24	$1.16	$1.02	$0.84	$1.21	$1.15
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Dreyfus Variable Investment Fund International Equity Portfolio, Service Shares (05/01/2007)
Accumulation unit value at beginning of period	$0.70	$0.83	$0.77	$0.62	$1.09	$1.00	—
Accumulation unit value at end of period	$0.85	$0.70	$0.83	$0.77	$0.62	$1.09	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Dreyfus Variable Investment Fund International Value Portfolio, Service Shares (06/19/2006)
Accumulation unit value at beginning of period	$0.78	$0.98	$0.95	$0.74	$1.19	$1.16	$1.00
Accumulation unit value at end of period	$0.87	$0.78	$0.98	$0.95	$0.74	$1.19	$1.16
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Eaton Vance VT Floating-Rate Income Fund (05/01/2007)
Accumulation unit value at beginning of period	$1.11	$1.09	$1.01	$0.71	$0.99	$1.00	—
Accumulation unit value at end of period	$1.17	$1.11	$1.09	$1.01	$0.71	$0.99	—
Number of accumulation units outstanding at end of period (000 omitted)	3	3	3	258	199	158	—

Fidelity® VIP Contrafund® Portfolio Service Class 2 (06/19/2006)
Accumulation unit value at beginning of period	$1.07	$1.12	$0.97	$0.72	$1.28	$1.10	$1.00
Accumulation unit value at end of period	$1.23	$1.07	$1.12	$0.97	$0.72	$1.28	$1.10
Number of accumulation units outstanding at end of period (000 omitted)	14	14	14	200	543	442	303

Fidelity® VIP Growth Portfolio Service Class 2 (06/19/2006)
Accumulation unit value at beginning of period	$1.07	$1.09	$0.89	$0.70	$1.35	$1.08	$1.00
Accumulation unit value at end of period	$1.21	$1.07	$1.09	$0.89	$0.70	$1.35	$1.08
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Fidelity® VIP Investment Grade Bond Portfolio Service Class 2 (06/19/2006)
Accumulation unit value at beginning of period	$1.31	$1.24	$1.17	$1.02	$1.07	$1.04	$1.00
Accumulation unit value at end of period	$1.37	$1.31	$1.24	$1.17	$1.02	$1.07	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	14	14	14	344	307	300	—

Fidelity® VIP Mid Cap Portfolio Service Class 2 (06/19/2006)
Accumulation unit value at beginning of period	$1.15	$1.30	$1.02	$0.74	$1.24	$1.09	$1.00
Accumulation unit value at end of period	$1.30	$1.15	$1.30	$1.02	$0.74	$1.24	$1.09
Number of accumulation units outstanding at end of period (000 omitted)	3	3	3	245	315	183	59

Fidelity® VIP Overseas Portfolio Service Class 2 (06/19/2006)
Accumulation unit value at beginning of period	$0.85	$1.04	$0.93	$0.75	$1.35	$1.16	$1.00
Accumulation unit value at end of period	$1.01	$0.85	$1.04	$0.93	$0.75	$1.35	$1.16
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	17

FTVIPT Franklin Income Securities Fund – Class 2 (06/19/2006)
Accumulation unit value at beginning of period	$1.20	$1.19	$1.07	$0.80	$1.15	$1.12	$1.00
Accumulation unit value at end of period	$1.34	$1.20	$1.19	$1.07	$0.80	$1.15	$1.12
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

FTVIPT Franklin Rising Dividends Securities Fund – Class 2 (06/19/2006)
Accumulation unit value at beginning of period	$1.13	$1.08	$0.90	$0.78	$1.08	$1.12	$1.00
Accumulation unit value at end of period	$1.25	$1.13	$1.08	$0.90	$0.78	$1.08	$1.12
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

FTVIPT Franklin Small-Mid Cap Growth Securities Fund – Class 2 (06/19/2006)
Accumulation unit value at beginning of period	$1.15	$1.23	$0.97	$0.69	$1.21	$1.10	$1.00
Accumulation unit value at end of period	$1.26	$1.15	$1.23	$0.97	$0.69	$1.21	$1.10
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  31

Variable account charges of 1.20% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006

FTVIPT Mutual Shares Securities Fund – Class 2 (06/19/2006)
Accumulation unit value at beginning of period	$0.97	$0.99	$0.91	$0.73	$1.17	$1.14	$1.00
Accumulation unit value at end of period	$1.10	$0.97	$0.99	$0.91	$0.73	$1.17	$1.14
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	111

FTVIPT Templeton Global Bond Securities Fund – Class 2 (06/19/2006)
Accumulation unit value at beginning of period	$1.60	$1.63	$1.44	$1.23	$1.17	$1.07	$1.00
Accumulation unit value at end of period	$1.82	$1.60	$1.63	$1.44	$1.23	$1.17	$1.07
Number of accumulation units outstanding at end of period (000 omitted)	2	2	2	271	251	275	89

FTVIPT Templeton Growth Securities Fund – Class 2 (06/19/2006)
Accumulation unit value at beginning of period	$0.86	$0.93	$0.88	$0.68	$1.19	$1.18	$1.00
Accumulation unit value at end of period	$1.02	$0.86	$0.93	$0.88	$0.68	$1.19	$1.18
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares (06/19/2006)
Accumulation unit value at beginning of period	$1.08	$1.17	$0.95	$0.72	$1.16	$1.14	$1.00
Accumulation unit value at end of period	$1.27	$1.08	$1.17	$0.95	$0.72	$1.16	$1.14
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	222	254	219	111

Goldman Sachs VIT Structured U.S. Equity Fund – Institutional Shares (05/01/2007)
Accumulation unit value at beginning of period	$0.80	$0.78	$0.70	$0.59	$0.94	$1.00	—
Accumulation unit value at end of period	$0.91	$0.80	$0.78	$0.70	$0.59	$0.94	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Invesco V.I. Global Health Care Fund, Series II Shares (05/01/2007)
Accumulation unit value at beginning of period	$0.97	$0.95	$0.91	$0.73	$1.03	$1.00	—
Accumulation unit value at end of period	$1.16	$0.97	$0.95	$0.91	$0.73	$1.03	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Invesco V.I. International Growth Fund, Series II Shares (05/01/2007)
Accumulation unit value at beginning of period	$0.84	$0.91	$0.82	$0.61	$1.04	$1.00	—
Accumulation unit value at end of period	$0.95	$0.84	$0.91	$0.82	$0.61	$1.04	—
Number of accumulation units outstanding at end of period (000 omitted)	14	14	14	686	349	197	—

Invesco V.I. Mid Cap Core Equity Fund, Series II Shares (06/19/2006)
Accumulation unit value at beginning of period	$1.11	$1.21	$1.07	$0.84	$1.19	$1.10	$1.00
Accumulation unit value at end of period	$1.22	$1.11	$1.21	$1.07	$0.84	$1.19	$1.10
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Invesco V.I. American Franchise Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$0.97	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Invesco V.I. Comstock Fund, Series II Shares (06/19/2006)
Accumulation unit value at beginning of period	$0.97	$1.00	$0.88	$0.69	$1.09	$1.13	$1.00
Accumulation unit value at end of period	$1.14	$0.97	$1.00	$0.88	$0.69	$1.09	$1.13
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	282	401	277	176

Invesco V.I. Mid Cap Growth Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$0.97	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Invesco V.I. Value Opportunities Fund, Series II Shares (06/19/2006)
Accumulation unit value at beginning of period	$0.79	$0.83	$0.79	$0.54	$1.13	$1.13	$1.00
Accumulation unit value at end of period	$0.92	$0.79	$0.83	$0.79	$0.54	$1.13	$1.13
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Janus Aspen Series Janus Portfolio: Service Shares (05/01/2007)
Accumulation unit value at beginning of period	$0.89	$0.95	$0.84	$0.63	$1.06	$1.00	—
Accumulation unit value at end of period	$1.04	$0.89	$0.95	$0.84	$0.63	$1.06	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	767	704	517	—

ClearBridge Variable Small Cap Growth Portfolio – Class I (05/01/2007)
Accumulation unit value at beginning of period	$1.06	$1.06	$0.85	$0.60	$1.03	$1.00	—
Accumulation unit value at end of period	$1.25	$1.06	$1.06	$0.85	$0.60	$1.03	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

 32  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Variable account charges of 1.20% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006

MFS® Investors Growth Stock Series – Service Class (06/19/2006)
Accumulation unit value at beginning of period	$1.13	$1.14	$1.03	$0.75	$1.20	$1.09	$1.00
Accumulation unit value at end of period	$1.30	$1.13	$1.14	$1.03	$0.75	$1.20	$1.09
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

MFS® New Discovery Series – Service Class (06/19/2006)
Accumulation unit value at beginning of period	$1.32	$1.49	$1.11	$0.69	$1.15	$1.14	$1.00
Accumulation unit value at end of period	$1.57	$1.32	$1.49	$1.11	$0.69	$1.15	$1.14
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

MFS® Total Return Series – Service Class (06/19/2006)
Accumulation unit value at beginning of period	$1.10	$1.10	$1.01	$0.87	$1.13	$1.10	$1.00
Accumulation unit value at end of period	$1.21	$1.10	$1.10	$1.01	$0.87	$1.13	$1.10
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

MFS® Utilities Series – Service Class (06/19/2006)
Accumulation unit value at beginning of period	$1.48	$1.41	$1.25	$0.95	$1.55	$1.23	$1.00
Accumulation unit value at end of period	$1.65	$1.48	$1.41	$1.25	$0.95	$1.55	$1.23
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Morgan Stanley UIF Global Real Estate Portfolio, Class II Shares (05/01/2007)
Accumulation unit value at beginning of period	$0.70	$0.79	$0.65	$0.47	$0.85	$1.00	—
Accumulation unit value at end of period	$0.90	$0.70	$0.79	$0.65	$0.47	$0.85	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	178	257	106	—

Morgan Stanley UIF Mid Cap Growth Portfolio, Class II Shares (05/01/2007)
Accumulation unit value at beginning of period	$1.10	$1.20	$0.92	$0.59	$1.13	$1.00	—
Accumulation unit value at end of period	$1.18	$1.10	$1.20	$0.92	$0.59	$1.13	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Morgan Stanley UIF U.S. Real Estate Portfolio, Class II Shares (06/19/2006)
Accumulation unit value at beginning of period	$1.05	$1.00	$0.78	$0.62	$1.01	$1.23	$1.00
Accumulation unit value at end of period	$1.20	$1.05	$1.00	$0.78	$0.62	$1.01	$1.23
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Oppenheimer Capital Appreciation Fund/VA, Service Shares (06/19/2006)
Accumulation unit value at beginning of period	$0.99	$1.02	$0.94	$0.66	$1.23	$1.09	$1.00
Accumulation unit value at end of period	$1.11	$0.99	$1.02	$0.94	$0.66	$1.23	$1.09
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Oppenheimer Global Fund/VA, Service Shares (06/19/2006)
Accumulation unit value at beginning of period	$1.03	$1.14	$0.99	$0.72	$1.22	$1.17	$1.00
Accumulation unit value at end of period	$1.23	$1.03	$1.14	$0.99	$0.72	$1.22	$1.17
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Oppenheimer Global Strategic Income Fund/VA, Service Shares (06/19/2006)
Accumulation unit value at beginning of period	$1.29	$1.30	$1.14	$0.98	$1.16	$1.07	$1.00
Accumulation unit value at end of period	$1.44	$1.29	$1.30	$1.14	$0.98	$1.16	$1.07
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	541	460	421	74

Oppenheimer Main Street Small Cap Fund®/VA, Service Shares (06/19/2006)
Accumulation unit value at beginning of period	$1.04	$1.08	$0.89	$0.66	$1.07	$1.10	$1.00
Accumulation unit value at end of period	$1.21	$1.04	$1.08	$0.89	$0.66	$1.07	$1.10
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

PIMCO VIT All Asset Portfolio, Advisor Class (05/01/2007)
Accumulation unit value at beginning of period	$1.16	$1.15	$1.03	$0.86	$1.04	$1.00	—
Accumulation unit value at end of period	$1.32	$1.16	$1.15	$1.03	$0.86	$1.04	—
Number of accumulation units outstanding at end of period (000 omitted)	3	3	3	363	530	470	—

Putnam VT Global Health Care Fund – Class IB Shares (06/19/2006)
Accumulation unit value at beginning of period	$1.06	$1.08	$1.07	$0.86	$1.05	$1.07	$1.00
Accumulation unit value at end of period	$1.28	$1.06	$1.08	$1.07	$0.86	$1.05	$1.07
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Putnam VT International Equity Fund – Class IB Shares (06/19/2006)
Accumulation unit value at beginning of period	$0.79	$0.96	$0.89	$0.72	$1.30	$1.21	$1.00
Accumulation unit value at end of period	$0.95	$0.79	$0.96	$0.89	$0.72	$1.30	$1.21
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  33

Variable account charges of 1.20% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006

Putnam VT Multi-Cap Growth Fund – Class IB Shares (09/24/2010)
Accumulation unit value at beginning of period	$1.06	$1.13	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.22	$1.06	$1.13	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Putnam VT Small Cap Value Fund – Class IB Shares (06/19/2006)
Accumulation unit value at beginning of period	$0.88	$0.94	$0.75	$0.58	$0.97	$1.12	$1.00
Accumulation unit value at end of period	$1.03	$0.88	$0.94	$0.75	$0.58	$0.97	$1.12
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	79

Variable Portfolio – Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.07	$1.12	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.20	$1.07	$1.12	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Variable Portfolio – Aggressive Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.07	$1.12	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.21	$1.07	$1.12	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,770	2,021	2,057	—	—	—	—

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund (Class 3) (06/19/2006)
Accumulation unit value at beginning of period	$1.27	$1.17	$1.14	$1.08	$1.09	$1.02	$1.00
Accumulation unit value at end of period	$1.33	$1.27	$1.17	$1.14	$1.08	$1.09	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	528	268	301	148

Variable Portfolio – Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.06	$1.04	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.13	$1.06	$1.04	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	312	316	319	—	—	—	—

Variable Portfolio – Conservative Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.06	$1.04	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.13	$1.06	$1.04	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	855	713	794	—	—	—	—

Variable Portfolio – Moderate Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.08	$1.09	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.18	$1.08	$1.09	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,079	1,088	858	—	—	—	—

Variable Portfolio – Moderate Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.08	$1.09	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.19	$1.08	$1.09	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	3,620	3,587	3,574	—	—	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.08	$1.11	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.20	$1.08	$1.11	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	568	575	567	—	—	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.08	$1.11	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.20	$1.08	$1.11	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	3,369	3,491	3,535	—	—	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.07	$1.07	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.15	$1.07	$1.07	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	54	57	61	—	—	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.08	$1.07	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.16	$1.08	$1.07	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	705	872	902	—	—	—	—

Variable Portfolio – Partners Small Cap Value Fund (Class 3) (06/19/2006)
Accumulation unit value at beginning of period	$1.12	$1.18	$0.96	$0.71	$1.06	$1.12	$1.00
Accumulation unit value at end of period	$1.25	$1.12	$1.18	$0.96	$0.71	$1.06	$1.12
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

 34  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Variable account charges of 1.20% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006

Variable Portfolio – Sit Dividend Growth Fund (Class 3) (05/01/2007)
Accumulation unit value at beginning of period	$0.82	$0.86	$0.78	$0.60	$0.99	$1.00	—
Accumulation unit value at end of period	$0.90	$0.82	$0.86	$0.78	$0.60	$0.99	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	963	608	391	—

Variable Portfolio – Victory Established Value Fund (Class 3) (06/19/2006)
Accumulation unit value at beginning of period	$1.08	$1.17	$0.97	$0.72	$1.15	$1.10	$1.00
Accumulation unit value at end of period	$1.25	$1.08	$1.17	$0.97	$0.72	$1.15	$1.10
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—

Wanger International (06/19/2006)
Accumulation unit value at beginning of period	$1.17	$1.39	$1.12	$0.76	$1.41	$1.23	$1.00
Accumulation unit value at end of period	$1.41	$1.17	$1.39	$1.12	$0.76	$1.41	$1.23
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	235	303	161	72

Wanger USA (06/19/2006)
Accumulation unit value at beginning of period	$1.09	$1.15	$0.94	$0.67	$1.12	$1.08	$1.00
Accumulation unit value at end of period	$1.30	$1.09	$1.15	$0.94	$0.67	$1.12	$1.08
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	199	173	120	14

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  35

Variable account charges of 1.25% of the daily net assets of the variable account.
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003

AllianceBernstein VPS Balanced Wealth Strategy Portfolio (Class B) (09/26/2008)
Accumulation unit value at beginning of period	$1.05	$1.10	$1.01	$0.82	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.18	$1.05	$1.10	$1.01	$0.82	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

AllianceBernstein VPS Global Thematic Growth Portfolio (Class B) (03/17/2003)
Accumulation unit value at beginning of period	$1.32	$1.74	$1.49	$0.98	$1.90	$1.60	$1.50	$1.46	$1.41	$1.00
Accumulation unit value at end of period	$1.47	$1.32	$1.74	$1.49	$0.98	$1.90	$1.60	$1.50	$1.46	$1.41
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

AllianceBernstein VPS Growth and Income Portfolio (Class B) (03/17/2003)
Accumulation unit value at beginning of period	$1.50	$1.44	$1.29	$1.08	$1.85	$1.79	$1.55	$1.50	$1.36	$1.00
Accumulation unit value at end of period	$1.74	$1.50	$1.44	$1.29	$1.08	$1.85	$1.79	$1.55	$1.50	$1.36
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	27	—

AllianceBernstein VPS International Value Portfolio (Class B) (06/19/2006)
Accumulation unit value at beginning of period	$0.65	$0.82	$0.79	$0.60	$1.29	$1.24	$1.00	—	—	—
Accumulation unit value at end of period	$0.73	$0.65	$0.82	$0.79	$0.60	$1.29	$1.24	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2	2	2	193	237	122	44	—	—	—

AllianceBernstein VPS Large Cap Growth Portfolio (Class B) (03/17/2003)
Accumulation unit value at beginning of period	$1.43	$1.49	$1.38	$1.02	$1.71	$1.52	$1.55	$1.37	$1.28	$1.00
Accumulation unit value at end of period	$1.63	$1.43	$1.49	$1.38	$1.02	$1.71	$1.52	$1.55	$1.37	$1.28
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

American Century VP Inflation Protection, Class II (06/19/2006)
Accumulation unit value at beginning of period	$1.33	$1.21	$1.16	$1.07	$1.10	$1.02	$1.00	—	—	—
Accumulation unit value at end of period	$1.41	$1.33	$1.21	$1.16	$1.07	$1.10	$1.02	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

American Century VP International, Class II (06/19/2006)
Accumulation unit value at beginning of period	$0.98	$1.13	$1.01	$0.77	$1.41	$1.21	$1.00	—	—	—
Accumulation unit value at end of period	$1.17	$0.98	$1.13	$1.01	$0.77	$1.41	$1.21	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

American Century VP Mid Cap Value, Class II (05/01/2007)
Accumulation unit value at beginning of period	$0.99	$1.01	$0.86	$0.67	$0.90	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.14	$0.99	$1.01	$0.86	$0.67	$0.90	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

American Century VP Ultra®, Class II (06/19/2006)
Accumulation unit value at beginning of period	$1.07	$1.08	$0.94	$0.71	$1.23	$1.03	$1.00	—	—	—
Accumulation unit value at end of period	$1.21	$1.07	$1.08	$0.94	$0.71	$1.23	$1.03	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	119	—	—	—

American Century VP Value, Class II (06/19/2006)
Accumulation unit value at beginning of period	$1.02	$1.03	$0.92	$0.78	$1.08	$1.15	$1.00	—	—	—
Accumulation unit value at end of period	$1.16	$1.02	$1.03	$0.92	$0.78	$1.08	$1.15	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Cash Management Fund (Class 3) (03/17/2003)
Accumulation unit value at beginning of period	$1.04	$1.05	$1.07	$1.08	$1.07	$1.03	$1.00	$0.99	$0.99	$1.00
Accumulation unit value at end of period	$1.03	$1.04	$1.05	$1.07	$1.08	$1.07	$1.03	$1.00	$0.99	$0.99
Number of accumulation units outstanding at end of period (000 omitted)	2	1	1	89	5	1	1	—	—	—

Columbia Variable Portfolio – Diversified Bond Fund (Class 3) (03/17/2003)
Accumulation unit value at beginning of period	$1.32	$1.25	$1.17	$1.04	$1.12	$1.08	$1.05	$1.04	$1.01	$1.00
Accumulation unit value at end of period	$1.40	$1.32	$1.25	$1.17	$1.04	$1.12	$1.08	$1.05	$1.04	$1.01
Number of accumulation units outstanding at end of period (000 omitted)	100	134	140	592	462	402	211	63	67	—

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3) (03/17/2003)
Accumulation unit value at beginning of period	$2.01	$2.14	$1.86	$1.47	$2.51	$2.35	$1.99	$1.77	$1.52	$1.00
Accumulation unit value at end of period	$2.26	$2.01	$2.14	$1.86	$1.47	$2.51	$2.35	$1.99	$1.77	$1.52
Number of accumulation units outstanding at end of period (000 omitted)	3	3	3	255	219	122	62	2	2	—

Columbia Variable Portfolio – Emerging Markets Fund (Class 3) (06/19/2006)
Accumulation unit value at beginning of period	$1.33	$1.70	$1.44	$0.84	$1.83	$1.34	$1.00	—	—	—
Accumulation unit value at end of period	$1.58	$1.33	$1.70	$1.44	$0.84	$1.83	$1.34	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1	1	1	86	130	64	37	—	—	—

 36  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Variable account charges of 1.25% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003

Columbia Variable Portfolio – High Income Fund (Class 2) (06/19/2006)
Accumulation unit value at beginning of period	$1.33	$1.26	$1.14	$0.80	$1.08	$1.08	$1.00	—	—	—
Accumulation unit value at end of period	$1.51	$1.33	$1.26	$1.14	$0.80	$1.08	$1.08	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	13	—	—	—

Columbia Variable Portfolio – High Yield Bond Fund (Class 3) (06/19/2006)
Accumulation unit value at beginning of period	$1.42	$1.36	$1.21	$0.80	$1.08	$1.07	$1.00	—	—	—
Accumulation unit value at end of period	$1.62	$1.42	$1.36	$1.21	$0.80	$1.08	$1.07	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	4	—	—	—

Columbia Variable Portfolio – Income Opportunities Fund (Class 3) (06/19/2006)
Accumulation unit value at beginning of period	$1.42	$1.35	$1.21	$0.86	$1.08	$1.06	$1.00	—	—	—
Accumulation unit value at end of period	$1.61	$1.42	$1.35	$1.21	$0.86	$1.08	$1.06	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	3	3	3	270	168	142	56	—	—	—

Columbia Variable Portfolio – International Opportunity Fund (Class 3) (06/19/2006)
Accumulation unit value at beginning of period	$0.95	$1.09	$0.97	$0.77	$1.31	$1.18	$1.00	—	—	—
Accumulation unit value at end of period	$1.10	$0.95	$1.09	$0.97	$0.77	$1.31	$1.18	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Large Cap Growth Fund (Class 3) (03/17/2003)
Accumulation unit value at beginning of period	$1.32	$1.38	$1.19	$0.88	$1.60	$1.57	$1.43	$1.34	$1.25	$1.00
Accumulation unit value at end of period	$1.56	$1.32	$1.38	$1.19	$0.88	$1.60	$1.57	$1.43	$1.34	$1.25
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Large Core Quantitative Fund (Class 3) (03/17/2006)
Accumulation unit value at beginning of period	$0.93	$0.89	$0.77	$0.63	$1.10	$1.08	$1.00	—	—	—
Accumulation unit value at end of period	$1.04	$0.93	$0.89	$0.77	$0.63	$1.10	$1.08	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Marsico Growth Fund (Class 1) (05/01/2007)
Accumulation unit value at beginning of period	$0.97	$1.01	$0.84	$0.67	$1.12	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.08	$0.97	$1.01	$0.84	$0.67	$1.12	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	4	4	5	522	366	216	—	—	—	—

Columbia Variable Portfolio – Marsico International Opportunities Fund (Class 2) (05/01/2007)
Accumulation unit value at beginning of period	$0.73	$0.89	$0.79	$0.58	$1.14	$1.00	—	—	—	—
Accumulation unit value at end of period	$0.85	$0.73	$0.89	$0.79	$0.58	$1.14	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Class 3) (06/19/2006)
Accumulation unit value at beginning of period	$1.08	$1.29	$1.03	$0.64	$1.18	$1.05	$1.00	—	—	—
Accumulation unit value at end of period	$1.19	$1.08	$1.29	$1.03	$0.64	$1.18	$1.05	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund (Class 3) (05/01/2007)
Accumulation unit value at beginning of period	$0.82	$0.91	$0.75	$0.54	$1.00	$1.00	—	—	—	—
Accumulation unit value at end of period	$0.96	$0.82	$0.91	$0.75	$0.54	$1.00	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – S&P 500 Index Fund (Class 3) (03/17/2003)
Accumulation unit value at beginning of period	$1.55	$1.54	$1.36	$1.09	$1.76	$1.70	$1.49	$1.45	$1.33	$1.00
Accumulation unit value at end of period	$1.77	$1.55	$1.54	$1.36	$1.09	$1.76	$1.70	$1.49	$1.45	$1.33
Number of accumulation units outstanding at end of period (000 omitted)	25	52	54	48	—	—	1	1	1	—

Columbia Variable Portfolio – Select Large-Cap Value Fund (Class 3) (06/19/2006)
Accumulation unit value at beginning of period	$0.98	$1.01	$0.84	$0.68	$1.13	$1.15	$1.00	—	—	—
Accumulation unit value at end of period	$1.14	$0.98	$1.01	$0.84	$0.68	$1.13	$1.15	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3) (03/17/2003)
Accumulation unit value at beginning of period	$1.08	$1.08	$1.06	$1.02	$1.06	$1.02	$0.99	$0.99	$1.00	$1.00
Accumulation unit value at end of period	$1.09	$1.08	$1.08	$1.06	$1.02	$1.06	$1.02	$0.99	$0.99	$1.00
Number of accumulation units outstanding at end of period (000 omitted)	75	111	112	154	44	67	66	59	56	2

Columbia Variable Portfolio – Small Cap Value Fund (Class 2) (06/19/2006)
Accumulation unit value at beginning of period	$1.10	$1.18	$0.95	$0.77	$1.08	$1.12	$1.00	—	—	—
Accumulation unit value at end of period	$1.20	$1.10	$1.18	$0.95	$0.77	$1.08	$1.12	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	3	3	3	342	249	184	—	—	—	—

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  37

Variable account charges of 1.25% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003

Credit Suisse Trust – Commodity Return Strategy Portfolio (05/01/2007)
Accumulation unit value at beginning of period	$0.85	$0.98	$0.85	$0.72	$1.10	$1.00	—	—	—	—
Accumulation unit value at end of period	$0.82	$0.85	$0.98	$0.85	$0.72	$1.10	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Dreyfus Investment Portfolios MidCap Stock Portfolio, Service Shares (06/19/2006)
Accumulation unit value at beginning of period	$1.04	$1.05	$0.84	$0.63	$1.06	$1.06	$1.00	—	—	—
Accumulation unit value at end of period	$1.22	$1.04	$1.05	$0.84	$0.63	$1.06	$1.06	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Dreyfus Investment Portfolios Technology Growth Portfolio, Service Shares (06/19/2006)
Accumulation unit value at beginning of period	$1.29	$1.42	$1.11	$0.71	$1.23	$1.09	$1.00	—	—	—
Accumulation unit value at end of period	$1.46	$1.29	$1.42	$1.11	$0.71	$1.23	$1.09	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	24	—	—	—

Dreyfus Variable Investment Fund Appreciation Portfolio, Service Shares (06/19/2006)
Accumulation unit value at beginning of period	$1.24	$1.16	$1.02	$0.84	$1.21	$1.15	$1.00	—	—	—
Accumulation unit value at end of period	$1.35	$1.24	$1.16	$1.02	$0.84	$1.21	$1.15	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Dreyfus Variable Investment Fund International Equity Portfolio, Service Shares (05/01/2007)
Accumulation unit value at beginning of period	$0.70	$0.83	$0.77	$0.62	$1.09	$1.00	—	—	—	—
Accumulation unit value at end of period	$0.85	$0.70	$0.83	$0.77	$0.62	$1.09	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Dreyfus Variable Investment Fund International Value Portfolio, Service Shares (06/19/2006)
Accumulation unit value at beginning of period	$0.78	$0.97	$0.95	$0.73	$1.19	$1.16	$1.00	—	—	—
Accumulation unit value at end of period	$0.87	$0.78	$0.97	$0.95	$0.73	$1.19	$1.16	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Eaton Vance VT Floating-Rate Income Fund (05/01/2007)
Accumulation unit value at beginning of period	$1.10	$1.09	$1.01	$0.71	$0.99	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.17	$1.10	$1.09	$1.01	$0.71	$0.99	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	3	3	3	175	112	87	—	—	—	—

Fidelity® VIP Contrafund® Portfolio Service Class 2 (03/17/2003)
Accumulation unit value at beginning of period	$1.86	$1.94	$1.68	$1.26	$2.22	$1.92	$1.74	$1.51	$1.33	$1.00
Accumulation unit value at end of period	$2.14	$1.86	$1.94	$1.68	$1.26	$2.22	$1.92	$1.74	$1.51	$1.33
Number of accumulation units outstanding at end of period (000 omitted)	32	80	157	211	456	423	417	311	255	—

Fidelity® VIP Growth Portfolio Service Class 2 (03/17/2003)
Accumulation unit value at beginning of period	$1.54	$1.56	$1.27	$1.01	$1.93	$1.55	$1.47	$1.41	$1.38	$1.00
Accumulation unit value at end of period	$1.73	$1.54	$1.56	$1.27	$1.01	$1.93	$1.55	$1.47	$1.41	$1.38
Number of accumulation units outstanding at end of period (000 omitted)	19	19	19	19	19	19	19	19	19	15

Fidelity® VIP Investment Grade Bond Portfolio Service Class 2 (06/19/2006)
Accumulation unit value at beginning of period	$1.31	$1.24	$1.17	$1.02	$1.07	$1.04	$1.00	—	—	—
Accumulation unit value at end of period	$1.36	$1.31	$1.24	$1.17	$1.02	$1.07	$1.04	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	3	3	3	214	168	157	8	—	—	—

Fidelity® VIP Mid Cap Portfolio Service Class 2 (03/17/2003)
Accumulation unit value at beginning of period	$2.47	$2.80	$2.21	$1.60	$2.68	$2.35	$2.12	$1.82	$1.48	$1.00
Accumulation unit value at end of period	$2.79	$2.47	$2.80	$2.21	$1.60	$2.68	$2.35	$2.12	$1.82	$1.48
Number of accumulation units outstanding at end of period (000 omitted)	14	24	26	90	115	80	51	33	33	3

Fidelity® VIP Overseas Portfolio Service Class 2 (03/17/2003)
Accumulation unit value at beginning of period	$1.74	$2.13	$1.91	$1.53	$2.77	$2.40	$2.06	$1.76	$1.57	$1.00
Accumulation unit value at end of period	$2.07	$1.74	$2.13	$1.91	$1.53	$2.77	$2.40	$2.06	$1.76	$1.57
Number of accumulation units outstanding at end of period (000 omitted)	2	2	2	5	5	5	11	6	6	—

FTVIPT Franklin Global Real Estate Securities Fund – Class 2 (03/17/2003)
Accumulation unit value at beginning of period	$1.36	$1.46	$1.23	$1.04	$1.83	$2.34	$1.97	$1.76	$1.35	$1.00
Accumulation unit value at end of period	$1.72	$1.36	$1.46	$1.23	$1.04	$1.83	$2.34	$1.97	$1.76	$1.35
Number of accumulation units outstanding at end of period (000 omitted)	1	1	1	1	1	7	7	9	10	—

FTVIPT Franklin Income Securities Fund – Class 2 (06/19/2006)
Accumulation unit value at beginning of period	$1.20	$1.19	$1.07	$0.80	$1.15	$1.12	$1.00	—	—	—
Accumulation unit value at end of period	$1.34	$1.20	$1.19	$1.07	$0.80	$1.15	$1.12	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

 38  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Variable account charges of 1.25% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003

FTVIPT Franklin Rising Dividends Securities Fund – Class 2 (06/19/2006)
Accumulation unit value at beginning of period	$1.12	$1.07	$0.90	$0.78	$1.08	$1.12	$1.00	—	—	—
Accumulation unit value at end of period	$1.24	$1.12	$1.07	$0.90	$0.78	$1.08	$1.12	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

FTVIPT Franklin Small Cap Value Securities Fund – Class 2 (03/17/2003)
Accumulation unit value at beginning of period	$2.20	$2.31	$1.83	$1.43	$2.17	$2.25	$1.94	$1.81	$1.48	$1.00
Accumulation unit value at end of period	$2.57	$2.20	$2.31	$1.83	$1.43	$2.17	$2.25	$1.94	$1.81	$1.48
Number of accumulation units outstanding at end of period (000 omitted)	6	12	13	12	—	—	—	—	—	—

FTVIPT Franklin Small-Mid Cap Growth Securities Fund – Class 2 (03/17/2003)
Accumulation unit value at beginning of period	$1.88	$2.00	$1.59	$1.12	$1.97	$1.79	$1.67	$1.62	$1.47	$1.00
Accumulation unit value at end of period	$2.06	$1.88	$2.00	$1.59	$1.12	$1.97	$1.79	$1.67	$1.62	$1.47
Number of accumulation units outstanding at end of period (000 omitted)	15	15	15	17	17	17	18	18	19	15

FTVIPT Mutual Shares Securities Fund – Class 2 (03/17/2003)
Accumulation unit value at beginning of period	$1.54	$1.57	$1.43	$1.15	$1.85	$1.81	$1.55	$1.42	$1.28	$1.00
Accumulation unit value at end of period	$1.73	$1.54	$1.57	$1.43	$1.15	$1.85	$1.81	$1.55	$1.42	$1.28
Number of accumulation units outstanding at end of period (000 omitted)	19	60	145	171	212	201	252	215	142	—

FTVIPT Templeton Foreign Securities Fund – Class 2 (03/17/2003)
Accumulation unit value at beginning of period	$1.87	$2.12	$1.98	$1.46	$2.49	$2.18	$1.82	$1.67	$1.43	$1.00
Accumulation unit value at end of period	$2.19	$1.87	$2.12	$1.98	$1.46	$2.49	$2.18	$1.82	$1.67	$1.43
Number of accumulation units outstanding at end of period (000 omitted)	23	43	40	34	2	8	9	9	10	—

FTVIPT Templeton Global Bond Securities Fund – Class 2 (06/19/2006)
Accumulation unit value at beginning of period	$1.59	$1.63	$1.44	$1.23	$1.17	$1.07	$1.00	—	—	—
Accumulation unit value at end of period	$1.81	$1.59	$1.63	$1.44	$1.23	$1.17	$1.07	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2	2	2	174	148	152	68	—	—	—

FTVIPT Templeton Growth Securities Fund – Class 2 (06/19/2006)
Accumulation unit value at beginning of period	$0.85	$0.93	$0.88	$0.68	$1.19	$1.18	$1.00	—	—	—
Accumulation unit value at end of period	$1.02	$0.85	$0.93	$0.88	$0.68	$1.19	$1.18	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares (06/19/2006)
Accumulation unit value at beginning of period	$1.08	$1.17	$0.95	$0.72	$1.16	$1.14	$1.00	—	—	—
Accumulation unit value at end of period	$1.26	$1.08	$1.17	$0.95	$0.72	$1.16	$1.14	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1	1	1	117	130	114	73	—	—	—

Goldman Sachs VIT Structured U.S. Equity Fund – Institutional Shares (05/01/2007)
Accumulation unit value at beginning of period	$0.80	$0.78	$0.70	$0.58	$0.94	$1.00	—	—	—	—
Accumulation unit value at end of period	$0.91	$0.80	$0.78	$0.70	$0.58	$0.94	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Invesco V.I. Core Equity Fund, Series II Shares (04/28/2006)
Accumulation unit value at beginning of period	$1.06	$1.08	$1.00	$0.79	$1.15	$1.08	$1.00	—	—	—
Accumulation unit value at end of period	$1.19	$1.06	$1.08	$1.00	$0.79	$1.15	$1.08	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Invesco V.I. Global Health Care Fund, Series II Shares (05/01/2007)
Accumulation unit value at beginning of period	$0.97	$0.95	$0.91	$0.73	$1.03	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.15	$0.97	$0.95	$0.91	$0.73	$1.03	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Invesco V.I. International Growth Fund, Series II Shares (05/01/2007)
Accumulation unit value at beginning of period	$0.83	$0.91	$0.82	$0.61	$1.04	$1.00	—	—	—	—
Accumulation unit value at end of period	$0.95	$0.83	$0.91	$0.82	$0.61	$1.04	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	4	4	4	408	182	104	—	—	—	—

Invesco V.I. Mid Cap Core Equity Fund, Series II Shares (06/19/2006)
Accumulation unit value at beginning of period	$1.11	$1.20	$1.07	$0.83	$1.19	$1.10	$1.00	—	—	—
Accumulation unit value at end of period	$1.21	$1.11	$1.20	$1.07	$0.83	$1.19	$1.10	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Invesco V.I. American Franchise Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$0.96	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  39

Variable account charges of 1.25% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003

Invesco V.I. Comstock Fund, Series II Shares (06/19/2006)
Accumulation unit value at beginning of period	$0.97	$1.00	$0.87	$0.69	$1.09	$1.13	$1.00	—	—	—
Accumulation unit value at end of period	$1.13	$0.97	$1.00	$0.87	$0.69	$1.09	$1.13	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1	2	2	166	214	143	123	—	—	—

Invesco V.I. Mid Cap Growth Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$0.97	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Invesco V.I. Value Opportunities Fund, Series II Shares (03/17/2003)
Accumulation unit value at beginning of period	$1.29	$1.35	$1.28	$0.88	$1.85	$1.85	$1.66	$1.59	$1.45	$1.00
Accumulation unit value at end of period	$1.50	$1.29	$1.35	$1.28	$0.88	$1.85	$1.85	$1.66	$1.59	$1.45
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	1	1	36	—

Janus Aspen Series Janus Portfolio: Service Shares (05/01/2007)
Accumulation unit value at beginning of period	$0.89	$0.95	$0.84	$0.63	$1.06	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.04	$0.89	$0.95	$0.84	$0.63	$1.06	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	4	4	4	450	376	265	—	—	—	—

ClearBridge Variable Small Cap Growth Portfolio – Class I (05/01/2007)
Accumulation unit value at beginning of period	$1.06	$1.05	$0.85	$0.60	$1.03	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.24	$1.06	$1.05	$0.85	$0.60	$1.03	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

MFS® Investors Growth Stock Series – Service Class (03/17/2003)
Accumulation unit value at beginning of period	$1.52	$1.53	$1.38	$1.01	$1.62	$1.47	$1.39	$1.35	$1.26	$1.00
Accumulation unit value at end of period	$1.75	$1.52	$1.53	$1.38	$1.01	$1.62	$1.47	$1.39	$1.35	$1.26
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	12	13	16	18	20	23	—

MFS® New Discovery Series – Service Class (03/17/2003)
Accumulation unit value at beginning of period	$1.96	$2.22	$1.65	$1.03	$1.72	$1.70	$1.53	$1.47	$1.40	$1.00
Accumulation unit value at end of period	$2.34	$1.96	$2.22	$1.65	$1.03	$1.72	$1.70	$1.53	$1.47	$1.40
Number of accumulation units outstanding at end of period (000 omitted)	15	15	15	15	15	15	15	15	15	15

MFS® Total Return Series – Service Class (03/17/2003)
Accumulation unit value at beginning of period	$1.43	$1.42	$1.32	$1.13	$1.48	$1.44	$1.30	$1.29	$1.17	$1.00
Accumulation unit value at end of period	$1.57	$1.43	$1.42	$1.32	$1.13	$1.48	$1.44	$1.30	$1.29	$1.17
Number of accumulation units outstanding at end of period (000 omitted)	55	77	81	79	107	130	122	126	172	20

MFS® Utilities Series – Service Class (03/17/2003)
Accumulation unit value at beginning of period	$3.04	$2.89	$2.58	$1.97	$3.20	$2.54	$1.97	$1.71	$1.33	$1.00
Accumulation unit value at end of period	$3.40	$3.04	$2.89	$2.58	$1.97	$3.20	$2.54	$1.97	$1.71	$1.33
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Morgan Stanley UIF Global Real Estate Portfolio, Class II Shares (05/01/2007)
Accumulation unit value at beginning of period	$0.70	$0.79	$0.65	$0.47	$0.85	$1.00	—	—	—	—
Accumulation unit value at end of period	$0.90	$0.70	$0.79	$0.65	$0.47	$0.85	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1	1	1	101	136	53	—	—	—	—

Morgan Stanley UIF Mid Cap Growth Portfolio, Class II Shares (05/01/2007)
Accumulation unit value at beginning of period	$1.10	$1.20	$0.92	$0.59	$1.13	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.18	$1.10	$1.20	$0.92	$0.59	$1.13	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Morgan Stanley UIF U.S. Real Estate Portfolio, Class II Shares (06/19/2006)
Accumulation unit value at beginning of period	$1.04	$1.00	$0.78	$0.62	$1.01	$1.23	$1.00	—	—	—
Accumulation unit value at end of period	$1.19	$1.04	$1.00	$0.78	$0.62	$1.01	$1.23	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	1	—	—	—

Oppenheimer Capital Appreciation Fund/VA, Service Shares (03/17/2003)
Accumulation unit value at beginning of period	$1.42	$1.46	$1.35	$0.95	$1.77	$1.58	$1.48	$1.43	$1.36	$1.00
Accumulation unit value at end of period	$1.60	$1.42	$1.46	$1.35	$0.95	$1.77	$1.58	$1.48	$1.43	$1.36
Number of accumulation units outstanding at end of period (000 omitted)	20	20	21	22	22	22	22	22	60	17

Oppenheimer Global Fund/VA, Service Shares (03/17/2003)
Accumulation unit value at beginning of period	$2.08	$2.30	$2.01	$1.46	$2.48	$2.37	$2.04	$1.81	$1.54	$1.00
Accumulation unit value at end of period	$2.48	$2.08	$2.30	$2.01	$1.46	$2.48	$2.37	$2.04	$1.81	$1.54
Number of accumulation units outstanding at end of period (000 omitted)	1	1	1	1	1	8	8	8	8	7

 40  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Variable account charges of 1.25% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003

Oppenheimer Global Strategic Income Fund/VA, Service Shares (03/17/2003)
Accumulation unit value at beginning of period	$1.56	$1.57	$1.38	$1.18	$1.40	$1.30	$1.22	$1.21	$1.13	$1.00
Accumulation unit value at end of period	$1.74	$1.56	$1.57	$1.38	$1.18	$1.40	$1.30	$1.22	$1.21	$1.13
Number of accumulation units outstanding at end of period (000 omitted)	22	75	184	512	626	636	494	444	313	—

Oppenheimer Main Street Small Cap Fund®/VA, Service Shares (03/17/2003)
Accumulation unit value at beginning of period	$2.09	$2.16	$1.78	$1.32	$2.15	$2.21	$1.95	$1.80	$1.53	$1.00
Accumulation unit value at end of period	$2.42	$2.09	$2.16	$1.78	$1.32	$2.15	$2.21	$1.95	$1.80	$1.53
Number of accumulation units outstanding at end of period (000 omitted)	8	15	19	20	35	42	37	37	53	10

PIMCO VIT All Asset Portfolio, Advisor Class (05/01/2007)
Accumulation unit value at beginning of period	$1.16	$1.15	$1.03	$0.86	$1.04	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.31	$1.16	$1.15	$1.03	$0.86	$1.04	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2	2	2	221	291	247	—	—	—	—

Putnam VT Global Health Care Fund – Class IB Shares (06/19/2006)
Accumulation unit value at beginning of period	$1.05	$1.08	$1.07	$0.86	$1.05	$1.07	$1.00	—	—	—
Accumulation unit value at end of period	$1.27	$1.05	$1.08	$1.07	$0.86	$1.05	$1.07	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Putnam VT Growth and Income Fund – Class IB Shares (03/17/2003)
Accumulation unit value at beginning of period	$1.34	$1.42	$1.26	$0.98	$1.62	$1.75	$1.53	$1.47	$1.34	$1.00
Accumulation unit value at end of period	$1.58	$1.34	$1.42	$1.26	$0.98	$1.62	$1.75	$1.53	$1.47	$1.34
Number of accumulation units outstanding at end of period (000 omitted)	—	—	3	3	3	21	21	22	22	22

Putnam VT International Equity Fund – Class IB Shares (03/17/2003)
Accumulation unit value at beginning of period	$1.45	$1.77	$1.63	$1.32	$2.39	$2.23	$1.77	$1.60	$1.39	$1.00
Accumulation unit value at end of period	$1.75	$1.45	$1.77	$1.63	$1.32	$2.39	$2.23	$1.77	$1.60	$1.39
Number of accumulation units outstanding at end of period (000 omitted)	—	—	3	3	3	3	3	3	3	3

Putnam VT Multi-Cap Growth Fund – Class IB Shares (09/24/2010)
Accumulation unit value at beginning of period	$1.06	$1.13	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.22	$1.06	$1.13	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Putnam VT Research Fund – Class IB Shares (03/17/2003)
Accumulation unit value at beginning of period	$1.42	$1.47	$1.28	$0.97	$1.60	$1.61	$1.47	$1.41	$1.33	$1.00
Accumulation unit value at end of period	$1.66	$1.42	$1.47	$1.28	$0.97	$1.60	$1.61	$1.47	$1.41	$1.33
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Putnam VT Small Cap Value Fund – Class IB Shares (06/19/2006)
Accumulation unit value at beginning of period	$0.88	$0.94	$0.75	$0.58	$0.97	$1.12	$1.00	—	—	—
Accumulation unit value at end of period	$1.02	$0.88	$0.94	$0.75	$0.58	$0.97	$1.12	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	51	—	—	—

Variable Portfolio – Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.07	$1.12	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.20	$1.07	$1.12	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Variable Portfolio – Aggressive Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.07	$1.12	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.20	$1.07	$1.12	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	607	665	866	—	—	—	—	—	—	—

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund (Class 3) (06/19/2006)
Accumulation unit value at beginning of period	$1.27	$1.17	$1.14	$1.08	$1.09	$1.02	$1.00	—	—	—
Accumulation unit value at end of period	$1.33	$1.27	$1.17	$1.14	$1.08	$1.09	$1.02	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	5	5	5	351	153	160	110	—	—	—

Variable Portfolio – Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.06	$1.04	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.13	$1.06	$1.04	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Variable Portfolio – Conservative Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.06	$1.04	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.13	$1.06	$1.04	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	621	651	503	—	—	—	—	—	—	—

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  41

Variable account charges of 1.25% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003

Variable Portfolio – Moderate Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.08	$1.09	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.18	$1.08	$1.09	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	279	281	211	—	—	—	—	—	—	—

Variable Portfolio – Moderate Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.08	$1.09	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.18	$1.08	$1.09	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,904	1,986	2,010	—	—	—	—	—	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.08	$1.11	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.20	$1.08	$1.11	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	127	128	129	—	—	—	—	—	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.08	$1.11	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.20	$1.08	$1.11	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,463	1,486	2,068	—	—	—	—	—	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.07	$1.07	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.15	$1.07	$1.07	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.08	$1.07	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.16	$1.08	$1.07	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	82	89	96	—	—	—	—	—	—	—

Variable Portfolio – Partners Small Cap Value Fund (Class 3) (03/17/2003)
Accumulation unit value at beginning of period	$2.18	$2.31	$1.88	$1.40	$2.07	$2.20	$1.85	$1.77	$1.50	$1.00
Accumulation unit value at end of period	$2.45	$2.18	$2.31	$1.88	$1.40	$2.07	$2.20	$1.85	$1.77	$1.50
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Variable Portfolio – Sit Dividend Growth Fund (Class 3) (05/01/2007)
Accumulation unit value at beginning of period	$0.82	$0.86	$0.78	$0.60	$0.99	$1.00	—	—	—	—
Accumulation unit value at end of period	$0.89	$0.82	$0.86	$0.78	$0.60	$0.99	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	5	5	5	557	318	203	—	—	—	—

Variable Portfolio – Victory Established Value Fund (Class 3) (06/19/2006)
Accumulation unit value at beginning of period	$1.08	$1.17	$0.97	$0.72	$1.15	$1.10	$1.00	—	—	—
Accumulation unit value at end of period	$1.25	$1.08	$1.17	$0.97	$0.72	$1.15	$1.10	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Wanger International (06/19/2006)
Accumulation unit value at beginning of period	$1.17	$1.38	$1.12	$0.76	$1.41	$1.23	$1.00	—	—	—
Accumulation unit value at end of period	$1.40	$1.17	$1.38	$1.12	$0.76	$1.41	$1.23	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1	1	1	127	169	82	48	—	—	—

Wanger USA (06/19/2006)
Accumulation unit value at beginning of period	$1.09	$1.14	$0.94	$0.67	$1.12	$1.08	$1.00	—	—	—
Accumulation unit value at end of period	$1.29	$1.09	$1.14	$0.94	$0.67	$1.12	$1.08	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1	1	1	109	92	61	8	—	—	—

 42  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Variable account charges of 1.30% of the daily net assets of the variable account.
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003

AllianceBernstein VPS Balanced Wealth Strategy Portfolio (Class B) (09/26/2008)
Accumulation unit value at beginning of period	$1.05	$1.10	$1.01	$0.82	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.18	$1.05	$1.10	$1.01	$0.82	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	54	54	55	—	—	—	—	—

AllianceBernstein VPS Global Thematic Growth Portfolio (Class B) (03/17/2003)
Accumulation unit value at beginning of period	$1.31	$1.74	$1.48	$0.98	$1.89	$1.60	$1.50	$1.46	$1.41	$1.00
Accumulation unit value at end of period	$1.47	$1.31	$1.74	$1.48	$0.98	$1.89	$1.60	$1.50	$1.46	$1.41
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

AllianceBernstein VPS Growth and Income Portfolio (Class B) (03/17/2003)
Accumulation unit value at beginning of period	$1.50	$1.43	$1.28	$1.08	$1.85	$1.79	$1.55	$1.50	$1.36	$1.00
Accumulation unit value at end of period	$1.73	$1.50	$1.43	$1.28	$1.08	$1.85	$1.79	$1.55	$1.50	$1.36
Number of accumulation units outstanding at end of period (000 omitted)	—	—	6	6	6	6	6	6	6	4

AllianceBernstein VPS International Value Portfolio (Class B) (11/15/2004)
Accumulation unit value at beginning of period	$0.84	$1.06	$1.03	$0.78	$1.69	$1.62	$1.21	$1.05	$1.00	—
Accumulation unit value at end of period	$0.95	$0.84	$1.06	$1.03	$0.78	$1.69	$1.62	$1.21	$1.05	—
Number of accumulation units outstanding at end of period (000 omitted)	248	292	237	255	278	206	225	116	2	—

AllianceBernstein VPS Large Cap Growth Portfolio (Class B) (03/17/2003)
Accumulation unit value at beginning of period	$1.42	$1.49	$1.37	$1.01	$1.70	$1.52	$1.55	$1.37	$1.28	$1.00
Accumulation unit value at end of period	$1.63	$1.42	$1.49	$1.37	$1.01	$1.70	$1.52	$1.55	$1.37	$1.28
Number of accumulation units outstanding at end of period (000 omitted)	—	—	6	6	6	23	23	23	23	22

American Century VP Inflation Protection, Class II (11/15/2004)
Accumulation unit value at beginning of period	$1.33	$1.20	$1.16	$1.07	$1.10	$1.02	$1.01	$1.01	$1.00	—
Accumulation unit value at end of period	$1.41	$1.33	$1.20	$1.16	$1.07	$1.10	$1.02	$1.01	$1.01	—
Number of accumulation units outstanding at end of period (000 omitted)	229	294	315	311	278	402	422	276	4	—

American Century VP International, Class II (11/15/2004)
Accumulation unit value at beginning of period	$1.18	$1.36	$1.22	$0.92	$1.69	$1.46	$1.18	$1.06	$1.00	—
Accumulation unit value at end of period	$1.41	$1.18	$1.36	$1.22	$0.92	$1.69	$1.46	$1.18	$1.06	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

American Century VP Mid Cap Value, Class II (05/01/2007)
Accumulation unit value at beginning of period	$0.99	$1.01	$0.86	$0.67	$0.90	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.13	$0.99	$1.01	$0.86	$0.67	$0.90	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

American Century VP Ultra®, Class II (11/15/2004)
Accumulation unit value at beginning of period	$1.03	$1.03	$0.90	$0.68	$1.18	$0.99	$1.04	$1.03	$1.00	—
Accumulation unit value at end of period	$1.15	$1.03	$1.03	$0.90	$0.68	$1.18	$0.99	$1.04	$1.03	—
Number of accumulation units outstanding at end of period (000 omitted)	232	298	302	324	321	339	448	145	4	—

American Century VP Value, Class II (11/15/2004)
Accumulation unit value at beginning of period	$1.11	$1.12	$1.00	$0.85	$1.17	$1.25	$1.07	$1.04	$1.00	—
Accumulation unit value at end of period	$1.26	$1.11	$1.12	$1.00	$0.85	$1.17	$1.25	$1.07	$1.04	—
Number of accumulation units outstanding at end of period (000 omitted)	14	14	14	14	14	15	15	—	—	—

Columbia Variable Portfolio – Cash Management Fund (Class 3) (03/17/2003)
Accumulation unit value at beginning of period	$1.04	$1.05	$1.06	$1.08	$1.07	$1.03	$1.00	$0.99	$0.99	$1.00
Accumulation unit value at end of period	$1.02	$1.04	$1.05	$1.06	$1.08	$1.07	$1.03	$1.00	$0.99	$0.99
Number of accumulation units outstanding at end of period (000 omitted)	22	20	21	20	17	20	19	19	5	5

Columbia Variable Portfolio – Diversified Bond Fund (Class 3) (03/17/2003)
Accumulation unit value at beginning of period	$1.32	$1.25	$1.17	$1.04	$1.12	$1.08	$1.05	$1.04	$1.01	$1.00
Accumulation unit value at end of period	$1.40	$1.32	$1.25	$1.17	$1.04	$1.12	$1.08	$1.05	$1.04	$1.01
Number of accumulation units outstanding at end of period (000 omitted)	25	24	26	77	86	98	18	1	1	1

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3) (03/17/2003)
Accumulation unit value at beginning of period	$2.00	$2.13	$1.85	$1.47	$2.50	$2.35	$1.99	$1.77	$1.52	$1.00
Accumulation unit value at end of period	$2.25	$2.00	$2.13	$1.85	$1.47	$2.50	$2.35	$1.99	$1.77	$1.52
Number of accumulation units outstanding at end of period (000 omitted)	206	272	261	321	317	297	318	136	—	—

Columbia Variable Portfolio – Emerging Markets Fund (Class 3) (11/15/2004)
Accumulation unit value at beginning of period	$1.86	$2.39	$2.02	$1.18	$2.57	$1.89	$1.43	$1.08	$1.00	—
Accumulation unit value at end of period	$2.22	$1.86	$2.39	$2.02	$1.18	$2.57	$1.89	$1.43	$1.08	—
Number of accumulation units outstanding at end of period (000 omitted)	84	104	86	105	143	109	150	71	1	—

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  43

Variable account charges of 1.30% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003

Columbia Variable Portfolio – High Income Fund (Class 2) (04/28/2006)
Accumulation unit value at beginning of period	$1.31	$1.25	$1.13	$0.80	$1.07	$1.07	$1.00	—	—	—
Accumulation unit value at end of period	$1.49	$1.31	$1.25	$1.13	$0.80	$1.07	$1.07	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	71	96	100	107	118	120	111	—	—	—

Columbia Variable Portfolio – High Yield Bond Fund (Class 3) (11/15/2004)
Accumulation unit value at beginning of period	$1.50	$1.44	$1.28	$0.84	$1.14	$1.13	$1.04	$1.01	$1.00	—
Accumulation unit value at end of period	$1.71	$1.50	$1.44	$1.28	$0.84	$1.14	$1.13	$1.04	$1.01	—
Number of accumulation units outstanding at end of period (000 omitted)	38	59	62	68	78	82	79	68	—	—

Columbia Variable Portfolio – Income Opportunities Fund (Class 3) (11/15/2004)
Accumulation unit value at beginning of period	$1.46	$1.39	$1.25	$0.89	$1.11	$1.09	$1.03	$1.01	$1.00	—
Accumulation unit value at end of period	$1.66	$1.46	$1.39	$1.25	$0.89	$1.11	$1.09	$1.03	$1.01	—
Number of accumulation units outstanding at end of period (000 omitted)	13	13	14	64	49	53	8	—	—	—

Columbia Variable Portfolio – International Opportunity Fund (Class 3) (11/15/2004)
Accumulation unit value at beginning of period	$1.17	$1.35	$1.20	$0.95	$1.62	$1.46	$1.19	$1.06	$1.00	—
Accumulation unit value at end of period	$1.36	$1.17	$1.35	$1.20	$0.95	$1.62	$1.46	$1.19	$1.06	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Large Cap Growth Fund (Class 3) (03/17/2003)
Accumulation unit value at beginning of period	$1.31	$1.37	$1.19	$0.88	$1.60	$1.57	$1.43	$1.33	$1.25	$1.00
Accumulation unit value at end of period	$1.55	$1.31	$1.37	$1.19	$0.88	$1.60	$1.57	$1.43	$1.33	$1.25
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Large Core Quantitative Fund (Class 3) (11/15/2004)
Accumulation unit value at beginning of period	$1.05	$1.01	$0.87	$0.71	$1.25	$1.23	$1.08	$1.03	$1.00	—
Accumulation unit value at end of period	$1.18	$1.05	$1.01	$0.87	$0.71	$1.25	$1.23	$1.08	$1.03	—
Number of accumulation units outstanding at end of period (000 omitted)	62	63	67	68	66	52	45	57	5	—

Columbia Variable Portfolio – Marsico Growth Fund (Class 1) (05/01/2007)
Accumulation unit value at beginning of period	$0.97	$1.01	$0.84	$0.67	$1.12	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.07	$0.97	$1.01	$0.84	$0.67	$1.12	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	15	15	15	116	92	65	—	—	—	—

Columbia Variable Portfolio – Marsico International Opportunities Fund (Class 2) (05/01/2007)
Accumulation unit value at beginning of period	$0.73	$0.88	$0.79	$0.58	$1.14	$1.00	—	—	—	—
Accumulation unit value at end of period	$0.85	$0.73	$0.88	$0.79	$0.58	$1.14	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Class 3) (11/15/2004)
Accumulation unit value at beginning of period	$1.15	$1.37	$1.10	$0.68	$1.25	$1.11	$1.13	$1.04	$1.00	—
Accumulation unit value at end of period	$1.26	$1.15	$1.37	$1.10	$0.68	$1.25	$1.11	$1.13	$1.04	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund (Class 3) (05/01/2007)
Accumulation unit value at beginning of period	$0.82	$0.91	$0.75	$0.54	$1.00	$1.00	—	—	—	—
Accumulation unit value at end of period	$0.96	$0.82	$0.91	$0.75	$0.54	$1.00	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – S&P 500 Index Fund (Class 3) (03/17/2003)
Accumulation unit value at beginning of period	$1.54	$1.54	$1.36	$1.09	$1.76	$1.70	$1.49	$1.45	$1.33	$1.00
Accumulation unit value at end of period	$1.76	$1.54	$1.54	$1.36	$1.09	$1.76	$1.70	$1.49	$1.45	$1.33
Number of accumulation units outstanding at end of period (000 omitted)	17	17	74	74	74	78	79	80	49	3

Columbia Variable Portfolio – Select Large-Cap Value Fund (Class 3) (11/15/2004)
Accumulation unit value at beginning of period	$1.06	$1.09	$0.91	$0.73	$1.23	$1.25	$1.06	$1.03	$1.00	—
Accumulation unit value at end of period	$1.23	$1.06	$1.09	$0.91	$0.73	$1.23	$1.25	$1.06	$1.03	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3) (03/17/2003)
Accumulation unit value at beginning of period	$1.07	$1.07	$1.06	$1.01	$1.06	$1.02	$0.99	$0.99	$0.99	$1.00
Accumulation unit value at end of period	$1.08	$1.07	$1.07	$1.06	$1.01	$1.06	$1.02	$0.99	$0.99	$0.99
Number of accumulation units outstanding at end of period (000 omitted)	87	87	94	94	103	106	106	109	32	1

Columbia Variable Portfolio – Small Cap Value Fund (Class 2) (11/15/2004)
Accumulation unit value at beginning of period	$1.26	$1.36	$1.09	$0.88	$1.24	$1.29	$1.10	$1.06	$1.00	—
Accumulation unit value at end of period	$1.38	$1.26	$1.36	$1.09	$0.88	$1.24	$1.29	$1.10	$1.06	—
Number of accumulation units outstanding at end of period (000 omitted)	9	9	9	66	51	48	—	—	—	—

 44  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Variable account charges of 1.30% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003

Credit Suisse Trust – Commodity Return Strategy Portfolio (05/01/2007)
Accumulation unit value at beginning of period	$0.84	$0.98	$0.85	$0.72	$1.10	$1.00	—	—	—	—
Accumulation unit value at end of period	$0.82	$0.84	$0.98	$0.85	$0.72	$1.10	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Dreyfus Investment Portfolios MidCap Stock Portfolio, Service Shares (11/15/2004)
Accumulation unit value at beginning of period	$1.16	$1.17	$0.93	$0.70	$1.19	$1.19	$1.12	$1.04	$1.00	—
Accumulation unit value at end of period	$1.36	$1.16	$1.17	$0.93	$0.70	$1.19	$1.19	$1.12	$1.04	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Dreyfus Investment Portfolios Technology Growth Portfolio, Service Shares (11/15/2004)
Accumulation unit value at beginning of period	$1.27	$1.40	$1.09	$0.70	$1.21	$1.07	$1.05	$1.02	$1.00	—
Accumulation unit value at end of period	$1.44	$1.27	$1.40	$1.09	$0.70	$1.21	$1.07	$1.05	$1.02	—
Number of accumulation units outstanding at end of period (000 omitted)	44	52	50	61	70	73	94	32	1	—

Dreyfus Variable Investment Fund Appreciation Portfolio, Service Shares (11/15/2004)
Accumulation unit value at beginning of period	$1.29	$1.21	$1.06	$0.88	$1.27	$1.20	$1.05	$1.02	$1.00	—
Accumulation unit value at end of period	$1.41	$1.29	$1.21	$1.06	$0.88	$1.27	$1.20	$1.05	$1.02	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Dreyfus Variable Investment Fund International Equity Portfolio, Service Shares (05/01/2007)
Accumulation unit value at beginning of period	$0.70	$0.83	$0.77	$0.62	$1.09	$1.00	—	—	—	—
Accumulation unit value at end of period	$0.85	$0.70	$0.83	$0.77	$0.62	$1.09	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Dreyfus Variable Investment Fund International Value Portfolio, Service Shares (11/15/2004)
Accumulation unit value at beginning of period	$0.94	$1.17	$1.14	$0.88	$1.43	$1.40	$1.16	$1.05	$1.00	—
Accumulation unit value at end of period	$1.04	$0.94	$1.17	$1.14	$0.88	$1.43	$1.40	$1.16	$1.05	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Eaton Vance VT Floating-Rate Income Fund (05/01/2007)
Accumulation unit value at beginning of period	$1.10	$1.09	$1.01	$0.71	$0.98	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.17	$1.10	$1.09	$1.01	$0.71	$0.98	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	4	4	4	24	26	25	—	—	—	—

Fidelity® VIP Contrafund® Portfolio Service Class 2 (03/17/2003)
Accumulation unit value at beginning of period	$1.86	$1.93	$1.68	$1.25	$2.22	$1.91	$1.74	$1.51	$1.33	$1.00
Accumulation unit value at end of period	$2.13	$1.86	$1.93	$1.68	$1.25	$2.22	$1.91	$1.74	$1.51	$1.33
Number of accumulation units outstanding at end of period (000 omitted)	344	427	462	489	523	506	571	301	41	8

Fidelity® VIP Growth Portfolio Service Class 2 (03/17/2003)
Accumulation unit value at beginning of period	$1.53	$1.55	$1.27	$1.00	$1.93	$1.54	$1.47	$1.41	$1.38	$1.00
Accumulation unit value at end of period	$1.73	$1.53	$1.55	$1.27	$1.00	$1.93	$1.54	$1.47	$1.41	$1.38
Number of accumulation units outstanding at end of period (000 omitted)	5	5	5	5	5	5	5	4	—	—

Fidelity® VIP Investment Grade Bond Portfolio Service Class 2 (11/15/2004)
Accumulation unit value at beginning of period	$1.30	$1.23	$1.16	$1.02	$1.07	$1.04	$1.01	$1.00	$1.00	—
Accumulation unit value at end of period	$1.35	$1.30	$1.23	$1.16	$1.02	$1.07	$1.04	$1.01	$1.00	—
Number of accumulation units outstanding at end of period (000 omitted)	254	318	328	340	321	442	416	269	—	—

Fidelity® VIP Mid Cap Portfolio Service Class 2 (03/17/2003)
Accumulation unit value at beginning of period	$2.46	$2.79	$2.20	$1.59	$2.67	$2.35	$2.12	$1.82	$1.48	$1.00
Accumulation unit value at end of period	$2.78	$2.46	$2.79	$2.20	$1.59	$2.67	$2.35	$2.12	$1.82	$1.48
Number of accumulation units outstanding at end of period (000 omitted)	61	71	135	157	163	176	181	124	64	22

Fidelity® VIP Overseas Portfolio Service Class 2 (03/17/2003)
Accumulation unit value at beginning of period	$1.73	$2.12	$1.91	$1.53	$2.77	$2.39	$2.06	$1.76	$1.57	$1.00
Accumulation unit value at end of period	$2.06	$1.73	$2.12	$1.91	$1.53	$2.77	$2.39	$2.06	$1.76	$1.57
Number of accumulation units outstanding at end of period (000 omitted)	14	14	13	13	13	12	12	9	1	—

FTVIPT Franklin Global Real Estate Securities Fund – Class 2 (03/17/2003)
Accumulation unit value at beginning of period	$1.36	$1.46	$1.22	$1.04	$1.83	$2.34	$1.96	$1.75	$1.35	$1.00
Accumulation unit value at end of period	$1.71	$1.36	$1.46	$1.22	$1.04	$1.83	$2.34	$1.96	$1.75	$1.35
Number of accumulation units outstanding at end of period (000 omitted)	5	5	53	53	52	53	53	52	32	9

FTVIPT Franklin Income Securities Fund – Class 2 (11/15/2004)
Accumulation unit value at beginning of period	$1.29	$1.28	$1.15	$0.86	$1.24	$1.21	$1.03	$1.03	$1.00	—
Accumulation unit value at end of period	$1.44	$1.29	$1.28	$1.15	$0.86	$1.24	$1.21	$1.03	$1.03	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  45

Variable account charges of 1.30% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003

FTVIPT Franklin Rising Dividends Securities Fund – Class 2 (11/15/2004)
Accumulation unit value at beginning of period	$1.21	$1.16	$0.97	$0.84	$1.16	$1.21	$1.05	$1.03	$1.00	—
Accumulation unit value at end of period	$1.34	$1.21	$1.16	$0.97	$0.84	$1.16	$1.21	$1.05	$1.03	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

FTVIPT Franklin Small Cap Value Securities Fund – Class 2 (03/17/2003)
Accumulation unit value at beginning of period	$2.19	$2.30	$1.82	$1.43	$2.16	$2.24	$1.94	$1.81	$1.48	$1.00
Accumulation unit value at end of period	$2.56	$2.19	$2.30	$1.82	$1.43	$2.16	$2.24	$1.94	$1.81	$1.48
Number of accumulation units outstanding at end of period (000 omitted)	2	2	19	19	19	19	19	19	11	4

FTVIPT Franklin Small-Mid Cap Growth Securities Fund – Class 2 (03/17/2003)
Accumulation unit value at beginning of period	$1.87	$1.99	$1.58	$1.12	$1.97	$1.79	$1.67	$1.61	$1.47	$1.00
Accumulation unit value at end of period	$2.05	$1.87	$1.99	$1.58	$1.12	$1.97	$1.79	$1.67	$1.61	$1.47
Number of accumulation units outstanding at end of period (000 omitted)	48	48	57	57	62	80	80	67	25	16

FTVIPT Mutual Shares Securities Fund – Class 2 (03/17/2003)
Accumulation unit value at beginning of period	$1.53	$1.56	$1.43	$1.15	$1.85	$1.81	$1.55	$1.42	$1.27	$1.00
Accumulation unit value at end of period	$1.72	$1.53	$1.56	$1.43	$1.15	$1.85	$1.81	$1.55	$1.42	$1.27
Number of accumulation units outstanding at end of period (000 omitted)	71	76	85	87	106	113	115	111	44	1

FTVIPT Templeton Foreign Securities Fund – Class 2 (03/17/2003)
Accumulation unit value at beginning of period	$1.86	$2.11	$1.97	$1.46	$2.48	$2.18	$1.82	$1.67	$1.43	$1.00
Accumulation unit value at end of period	$2.17	$1.86	$2.11	$1.97	$1.46	$2.48	$2.18	$1.82	$1.67	$1.43
Number of accumulation units outstanding at end of period (000 omitted)	—	—	25	25	25	26	26	26	14	1

FTVIPT Templeton Global Bond Securities Fund – Class 2 (11/15/2004)
Accumulation unit value at beginning of period	$1.66	$1.69	$1.50	$1.28	$1.22	$1.11	$1.00	$1.05	$1.00	—
Accumulation unit value at end of period	$1.88	$1.66	$1.69	$1.50	$1.28	$1.22	$1.11	$1.00	$1.05	—
Number of accumulation units outstanding at end of period (000 omitted)	73	90	89	115	120	175	155	92	1	—

FTVIPT Templeton Growth Securities Fund – Class 2 (11/15/2004)
Accumulation unit value at beginning of period	$0.98	$1.06	$1.00	$0.77	$1.36	$1.35	$1.12	$1.04	$1.00	—
Accumulation unit value at end of period	$1.17	$0.98	$1.06	$1.00	$0.77	$1.36	$1.35	$1.12	$1.04	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares (11/15/2004)
Accumulation unit value at beginning of period	$1.27	$1.37	$1.11	$0.84	$1.36	$1.33	$1.16	$1.04	$1.00	—
Accumulation unit value at end of period	$1.48	$1.27	$1.37	$1.11	$0.84	$1.36	$1.33	$1.16	$1.04	—
Number of accumulation units outstanding at end of period (000 omitted)	111	146	140	178	179	191	188	84	2	—

Goldman Sachs VIT Structured U.S. Equity Fund – Institutional Shares (05/01/2007)
Accumulation unit value at beginning of period	$0.80	$0.78	$0.70	$0.58	$0.94	$1.00	—	—	—	—
Accumulation unit value at end of period	$0.90	$0.80	$0.78	$0.70	$0.58	$0.94	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Invesco V.I. Core Equity Fund, Series II Shares (04/28/2006)
Accumulation unit value at beginning of period	$1.06	$1.08	$1.00	$0.79	$1.15	$1.08	$1.00	—	—	—
Accumulation unit value at end of period	$1.19	$1.06	$1.08	$1.00	$0.79	$1.15	$1.08	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Invesco V.I. Global Health Care Fund, Series II Shares (05/01/2007)
Accumulation unit value at beginning of period	$0.97	$0.94	$0.91	$0.72	$1.03	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.15	$0.97	$0.94	$0.91	$0.72	$1.03	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Invesco V.I. International Growth Fund, Series II Shares (05/01/2007)
Accumulation unit value at beginning of period	$0.83	$0.91	$0.82	$0.61	$1.04	$1.00	—	—	—	—
Accumulation unit value at end of period	$0.95	$0.83	$0.91	$0.82	$0.61	$1.04	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	10	10	10	86	46	34	—	—	—	—

Invesco V.I. Mid Cap Core Equity Fund, Series II Shares (11/15/2004)
Accumulation unit value at beginning of period	$1.20	$1.30	$1.16	$0.90	$1.28	$1.19	$1.09	$1.03	$1.00	—
Accumulation unit value at end of period	$1.31	$1.20	$1.30	$1.16	$0.90	$1.28	$1.19	$1.09	$1.03	—
Number of accumulation units outstanding at end of period (000 omitted)	8	7	7	7	7	7	6	8	1	—

Invesco V.I. American Franchise Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$0.96	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

 46  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Variable account charges of 1.30% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003

Invesco V.I. Comstock Fund, Series II Shares (11/15/2004)
Accumulation unit value at beginning of period	$1.04	$1.07	$0.94	$0.74	$1.17	$1.21	$1.06	$1.03	$1.00	—
Accumulation unit value at end of period	$1.22	$1.04	$1.07	$0.94	$0.74	$1.17	$1.21	$1.06	$1.03	—
Number of accumulation units outstanding at end of period (000 omitted)	443	605	588	650	645	666	707	335	6	—

Invesco V.I. Mid Cap Growth Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$0.97	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	10	—	—	—	—	—	—	—	—	—

Invesco V.I. Value Opportunities Fund, Series II Shares (03/17/2003)
Accumulation unit value at beginning of period	$1.29	$1.35	$1.28	$0.88	$1.84	$1.84	$1.65	$1.59	$1.45	$1.00
Accumulation unit value at end of period	$1.49	$1.29	$1.35	$1.28	$0.88	$1.84	$1.84	$1.65	$1.59	$1.45
Number of accumulation units outstanding at end of period (000 omitted)	29	30	35	33	36	43	40	45	24	20

Janus Aspen Series Janus Portfolio: Service Shares (05/01/2007)
Accumulation unit value at beginning of period	$0.88	$0.95	$0.84	$0.63	$1.06	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.03	$0.88	$0.95	$0.84	$0.63	$1.06	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	14	14	14	102	87	81	—	—	—	—

ClearBridge Variable Small Cap Growth Portfolio – Class I (05/01/2007)
Accumulation unit value at beginning of period	$1.05	$1.05	$0.85	$0.60	$1.03	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.24	$1.05	$1.05	$0.85	$0.60	$1.03	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

MFS® Investors Growth Stock Series – Service Class (03/17/2003)
Accumulation unit value at beginning of period	$1.51	$1.52	$1.38	$1.00	$1.61	$1.47	$1.39	$1.35	$1.25	$1.00
Accumulation unit value at end of period	$1.74	$1.51	$1.52	$1.38	$1.00	$1.61	$1.47	$1.39	$1.35	$1.25
Number of accumulation units outstanding at end of period (000 omitted)	—	—	6	6	6	6	6	6	6	4

MFS® New Discovery Series – Service Class (03/17/2003)
Accumulation unit value at beginning of period	$1.95	$2.21	$1.65	$1.02	$1.72	$1.70	$1.52	$1.47	$1.40	$1.00
Accumulation unit value at end of period	$2.33	$1.95	$2.21	$1.65	$1.02	$1.72	$1.70	$1.52	$1.47	$1.40
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	2	2	2	2	1

MFS® Total Return Series – Service Class (03/17/2003)
Accumulation unit value at beginning of period	$1.42	$1.42	$1.31	$1.13	$1.47	$1.43	$1.30	$1.29	$1.17	$1.00
Accumulation unit value at end of period	$1.56	$1.42	$1.42	$1.31	$1.13	$1.47	$1.43	$1.30	$1.29	$1.17
Number of accumulation units outstanding at end of period (000 omitted)	5	8	15	15	16	17	16	16	12	6

MFS® Utilities Series – Service Class (03/17/2003)
Accumulation unit value at beginning of period	$3.03	$2.88	$2.57	$1.96	$3.19	$2.54	$1.96	$1.71	$1.33	$1.00
Accumulation unit value at end of period	$3.39	$3.03	$2.88	$2.57	$1.96	$3.19	$2.54	$1.96	$1.71	$1.33
Number of accumulation units outstanding at end of period (000 omitted)	1	1	1	1	1	1	2	1	—	—

Morgan Stanley UIF Global Real Estate Portfolio, Class II Shares (05/01/2007)
Accumulation unit value at beginning of period	$0.70	$0.79	$0.65	$0.47	$0.85	$1.00	—	—	—	—
Accumulation unit value at end of period	$0.89	$0.70	$0.79	$0.65	$0.47	$0.85	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	4	4	4	20	39	13	—	—	—	—

Morgan Stanley UIF Mid Cap Growth Portfolio, Class II Shares (05/01/2007)
Accumulation unit value at beginning of period	$1.10	$1.20	$0.92	$0.59	$1.12	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.18	$1.10	$1.20	$0.92	$0.59	$1.12	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Morgan Stanley UIF U.S. Real Estate Portfolio, Class II Shares (11/15/2004)
Accumulation unit value at beginning of period	$1.39	$1.34	$1.04	$0.82	$1.35	$1.65	$1.21	$1.05	$1.00	—
Accumulation unit value at end of period	$1.59	$1.39	$1.34	$1.04	$0.82	$1.35	$1.65	$1.21	$1.05	—
Number of accumulation units outstanding at end of period (000 omitted)	12	13	14	17	17	11	13	14	—	—

Oppenheimer Capital Appreciation Fund/VA, Service Shares (03/17/2003)
Accumulation unit value at beginning of period	$1.41	$1.45	$1.35	$0.95	$1.77	$1.57	$1.48	$1.43	$1.36	$1.00
Accumulation unit value at end of period	$1.59	$1.41	$1.45	$1.35	$0.95	$1.77	$1.57	$1.48	$1.43	$1.36
Number of accumulation units outstanding at end of period (000 omitted)	184	223	234	237	254	250	299	199	32	8

Oppenheimer Global Fund/VA, Service Shares (03/17/2003)
Accumulation unit value at beginning of period	$2.07	$2.29	$2.00	$1.46	$2.47	$2.36	$2.04	$1.81	$1.54	$1.00
Accumulation unit value at end of period	$2.47	$2.07	$2.29	$2.00	$1.46	$2.47	$2.36	$2.04	$1.81	$1.54
Number of accumulation units outstanding at end of period (000 omitted)	7	7	7	7	7	7	7	7	6	—

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  47

Variable account charges of 1.30% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003

Oppenheimer Global Strategic Income Fund/VA, Service Shares (03/17/2003)
Accumulation unit value at beginning of period	$1.55	$1.56	$1.38	$1.18	$1.40	$1.29	$1.22	$1.21	$1.13	$1.00
Accumulation unit value at end of period	$1.73	$1.55	$1.56	$1.38	$1.18	$1.40	$1.29	$1.22	$1.21	$1.13
Number of accumulation units outstanding at end of period (000 omitted)	244	281	280	328	327	389	367	272	42	2

Oppenheimer Main Street Small Cap Fund®/VA, Service Shares (03/17/2003)
Accumulation unit value at beginning of period	$2.08	$2.16	$1.77	$1.31	$2.15	$2.21	$1.95	$1.80	$1.53	$1.00
Accumulation unit value at end of period	$2.41	$2.08	$2.16	$1.77	$1.31	$2.15	$2.21	$1.95	$1.80	$1.53
Number of accumulation units outstanding at end of period (000 omitted)	4	7	24	24	25	25	25	21	15	5

PIMCO VIT All Asset Portfolio, Advisor Class (05/01/2007)
Accumulation unit value at beginning of period	$1.16	$1.15	$1.03	$0.86	$1.04	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.31	$1.16	$1.15	$1.03	$0.86	$1.04	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	9	9	10	59	68	72	—	—	—	—

Putnam VT Global Health Care Fund – Class IB Shares (11/15/2004)
Accumulation unit value at beginning of period	$1.16	$1.19	$1.17	$0.94	$1.15	$1.18	$1.16	$1.04	$1.00	—
Accumulation unit value at end of period	$1.40	$1.16	$1.19	$1.17	$0.94	$1.15	$1.18	$1.16	$1.04	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Putnam VT Growth and Income Fund – Class IB Shares (03/17/2003)
Accumulation unit value at beginning of period	$1.33	$1.42	$1.25	$0.98	$1.62	$1.74	$1.52	$1.47	$1.34	$1.00
Accumulation unit value at end of period	$1.57	$1.33	$1.42	$1.25	$0.98	$1.62	$1.74	$1.52	$1.47	$1.34
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Putnam VT International Equity Fund – Class IB Shares (03/17/2003)
Accumulation unit value at beginning of period	$1.44	$1.76	$1.62	$1.32	$2.38	$2.23	$1.77	$1.60	$1.39	$1.00
Accumulation unit value at end of period	$1.74	$1.44	$1.76	$1.62	$1.32	$2.38	$2.23	$1.77	$1.60	$1.39
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Putnam VT Multi-Cap Growth Fund – Class IB Shares (09/24/2010)
Accumulation unit value at beginning of period	$1.06	$1.13	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.22	$1.06	$1.13	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	9	—	—	—	—	—	—	—

Putnam VT Research Fund – Class IB Shares (03/17/2003)
Accumulation unit value at beginning of period	$1.42	$1.46	$1.27	$0.97	$1.60	$1.61	$1.46	$1.41	$1.33	$1.00
Accumulation unit value at end of period	$1.65	$1.42	$1.46	$1.27	$0.97	$1.60	$1.61	$1.46	$1.41	$1.33
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Putnam VT Small Cap Value Fund – Class IB Shares (11/15/2004)
Accumulation unit value at beginning of period	$1.01	$1.07	$0.86	$0.67	$1.11	$1.29	$1.11	$1.05	$1.00	—
Accumulation unit value at end of period	$1.17	$1.01	$1.07	$0.86	$0.67	$1.11	$1.29	$1.11	$1.05	—
Number of accumulation units outstanding at end of period (000 omitted)	8	9	8	9	9	8	7	—	—	—

Variable Portfolio – Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.07	$1.12	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.20	$1.07	$1.12	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Variable Portfolio – Aggressive Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.07	$1.12	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.20	$1.07	$1.12	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	10	10	10	—	—	—	—	—	—	—

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund (Class 3) (05/01/2006)
Accumulation unit value at beginning of period	$1.27	$1.17	$1.14	$1.08	$1.09	$1.03	$1.00	—	—	—
Accumulation unit value at end of period	$1.33	$1.27	$1.17	$1.14	$1.08	$1.09	$1.03	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	20	19	20	72	47	60	13	—	—	—

Variable Portfolio – Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.06	$1.04	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.12	$1.06	$1.04	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	114	—	—	—	—	—	—	—	—	—

Variable Portfolio – Conservative Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.06	$1.04	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.12	$1.06	$1.04	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

 48  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Variable account charges of 1.30% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003

Variable Portfolio – Moderate Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.08	$1.09	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.18	$1.08	$1.09	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Variable Portfolio – Moderate Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.08	$1.09	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.18	$1.08	$1.09	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	11	11	11	—	—	—	—	—	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.08	$1.11	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.20	$1.08	$1.11	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	82	66	66	—	—	—	—	—	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.08	$1.11	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.20	$1.08	$1.11	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,103	1,108	1,113	—	—	—	—	—	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.07	$1.07	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.15	$1.07	$1.07	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.07	$1.07	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.15	$1.07	$1.07	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Variable Portfolio – Partners Small Cap Value Fund (Class 3) (03/17/2003)
Accumulation unit value at beginning of period	$2.17	$2.30	$1.88	$1.39	$2.06	$2.20	$1.85	$1.77	$1.50	$1.00
Accumulation unit value at end of period	$2.43	$2.17	$2.30	$1.88	$1.39	$2.06	$2.20	$1.85	$1.77	$1.50
Number of accumulation units outstanding at end of period (000 omitted)	87	113	107	122	127	141	157	76	2	—

Variable Portfolio – Sit Dividend Growth Fund (Class 3) (05/01/2007)
Accumulation unit value at beginning of period	$0.82	$0.86	$0.78	$0.60	$0.99	$1.00	—	—	—	—
Accumulation unit value at end of period	$0.89	$0.82	$0.86	$0.78	$0.60	$0.99	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	15	16	16	122	74	61	—	—	—	—

Variable Portfolio – Victory Established Value Fund (Class 3) (11/15/2004)
Accumulation unit value at beginning of period	$1.16	$1.25	$1.04	$0.77	$1.24	$1.18	$1.03	$1.04	$1.00	—
Accumulation unit value at end of period	$1.34	$1.16	$1.25	$1.04	$0.77	$1.24	$1.18	$1.03	$1.04	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Wanger International (11/15/2004)
Accumulation unit value at beginning of period	$1.67	$1.98	$1.61	$1.09	$2.02	$1.76	$1.30	$1.09	$1.00	—
Accumulation unit value at end of period	$2.00	$1.67	$1.98	$1.61	$1.09	$2.02	$1.76	$1.30	$1.09	—
Number of accumulation units outstanding at end of period (000 omitted)	100	133	118	146	180	150	187	100	2	—

Wanger USA (11/15/2004)
Accumulation unit value at beginning of period	$1.23	$1.29	$1.06	$0.75	$1.26	$1.22	$1.14	$1.04	$1.00	—
Accumulation unit value at end of period	$1.45	$1.23	$1.29	$1.06	$0.75	$1.26	$1.22	$1.14	$1.04	—
Number of accumulation units outstanding at end of period (000 omitted)	101	133	136	170	176	172	174	79	1	—

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  49

Variable account charges of 1.35% of the daily net assets of the variable account.
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003

AllianceBernstein VPS Balanced Wealth Strategy Portfolio (Class B) (09/26/2008)
Accumulation unit value at beginning of period	$1.05	$1.10	$1.01	$0.82	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.18	$1.05	$1.10	$1.01	$0.82	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	84	83	90	89	89	—	—	—	—	—

AllianceBernstein VPS Global Thematic Growth Portfolio (Class B) (03/17/2003)
Accumulation unit value at beginning of period	$1.31	$1.73	$1.48	$0.98	$1.89	$1.60	$1.49	$1.46	$1.41	$1.00
Accumulation unit value at end of period	$1.46	$1.31	$1.73	$1.48	$0.98	$1.89	$1.60	$1.49	$1.46	$1.41
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	8	8	12	12	12	8

AllianceBernstein VPS Growth and Income Portfolio (Class B) (03/17/2003)
Accumulation unit value at beginning of period	$1.50	$1.44	$1.29	$1.09	$1.86	$1.80	$1.56	$1.51	$1.37	$1.00
Accumulation unit value at end of period	$1.74	$1.50	$1.44	$1.29	$1.09	$1.86	$1.80	$1.56	$1.51	$1.37
Number of accumulation units outstanding at end of period (000 omitted)	142	145	198	203	228	228	234	229	227	35

AllianceBernstein VPS International Value Portfolio (Class B) (11/15/2004)
Accumulation unit value at beginning of period	$0.84	$1.06	$1.03	$0.78	$1.68	$1.62	$1.21	$1.05	$1.00	—
Accumulation unit value at end of period	$0.95	$0.84	$1.06	$1.03	$0.78	$1.68	$1.62	$1.21	$1.05	—
Number of accumulation units outstanding at end of period (000 omitted)	232	322	324	523	629	437	378	220	16	—

AllianceBernstein VPS Large Cap Growth Portfolio (Class B) (03/17/2003)
Accumulation unit value at beginning of period	$1.41	$1.48	$1.37	$1.01	$1.70	$1.52	$1.55	$1.37	$1.28	$1.00
Accumulation unit value at end of period	$1.62	$1.41	$1.48	$1.37	$1.01	$1.70	$1.52	$1.55	$1.37	$1.28
Number of accumulation units outstanding at end of period (000 omitted)	2	17	19	19	38	28	29	27	35	2

American Century VP Inflation Protection, Class II (11/15/2004)
Accumulation unit value at beginning of period	$1.32	$1.20	$1.16	$1.06	$1.10	$1.01	$1.01	$1.01	$1.00	—
Accumulation unit value at end of period	$1.40	$1.32	$1.20	$1.16	$1.06	$1.10	$1.01	$1.01	$1.01	—
Number of accumulation units outstanding at end of period (000 omitted)	125	226	292	304	254	399	439	315	16	—

American Century VP International, Class II (11/15/2004)
Accumulation unit value at beginning of period	$1.17	$1.35	$1.21	$0.92	$1.69	$1.45	$1.18	$1.06	$1.00	—
Accumulation unit value at end of period	$1.40	$1.17	$1.35	$1.21	$0.92	$1.69	$1.45	$1.18	$1.06	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

American Century VP Mid Cap Value, Class II (05/01/2007)
Accumulation unit value at beginning of period	$0.98	$1.01	$0.86	$0.67	$0.90	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.13	$0.98	$1.01	$0.86	$0.67	$0.90	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

American Century VP Ultra®, Class II (11/15/2004)
Accumulation unit value at beginning of period	$1.02	$1.03	$0.90	$0.68	$1.18	$0.99	$1.04	$1.03	$1.00	—
Accumulation unit value at end of period	$1.15	$1.02	$1.03	$0.90	$0.68	$1.18	$0.99	$1.04	$1.03	—
Number of accumulation units outstanding at end of period (000 omitted)	270	415	519	571	588	622	935	387	37	—

American Century VP Value, Class II (11/15/2004)
Accumulation unit value at beginning of period	$1.11	$1.11	$1.00	$0.85	$1.17	$1.25	$1.07	$1.04	$1.00	—
Accumulation unit value at end of period	$1.25	$1.11	$1.11	$1.00	$0.85	$1.17	$1.25	$1.07	$1.04	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	28	28	28	—	—	—

Columbia Variable Portfolio – Cash Management Fund (Class 3) (03/17/2003)
Accumulation unit value at beginning of period	$1.03	$1.05	$1.06	$1.07	$1.06	$1.03	$1.00	$0.98	$0.99	$1.00
Accumulation unit value at end of period	$1.02	$1.03	$1.05	$1.06	$1.07	$1.06	$1.03	$1.00	$0.98	$0.99
Number of accumulation units outstanding at end of period (000 omitted)	70	103	104	254	213	188	40	199	174	5

Columbia Variable Portfolio – Diversified Bond Fund (Class 3) (03/17/2003)
Accumulation unit value at beginning of period	$1.31	$1.25	$1.17	$1.03	$1.12	$1.08	$1.05	$1.04	$1.01	$1.00
Accumulation unit value at end of period	$1.39	$1.31	$1.25	$1.17	$1.03	$1.12	$1.08	$1.05	$1.04	$1.01
Number of accumulation units outstanding at end of period (000 omitted)	147	158	529	1,133	1,126	1,013	601	320	332	119

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3) (03/17/2003)
Accumulation unit value at beginning of period	$1.99	$2.12	$1.84	$1.47	$2.50	$2.34	$1.98	$1.77	$1.52	$1.00
Accumulation unit value at end of period	$2.24	$1.99	$2.12	$1.84	$1.47	$2.50	$2.34	$1.98	$1.77	$1.52
Number of accumulation units outstanding at end of period (000 omitted)	195	243	333	649	677	538	457	183	20	14

Columbia Variable Portfolio – Emerging Markets Fund (Class 3) (11/15/2004)
Accumulation unit value at beginning of period	$1.86	$2.38	$2.02	$1.17	$2.57	$1.89	$1.43	$1.08	$1.00	—
Accumulation unit value at end of period	$2.21	$1.86	$2.38	$2.02	$1.17	$2.57	$1.89	$1.43	$1.08	—
Number of accumulation units outstanding at end of period (000 omitted)	73	105	105	201	315	221	260	146	16	—

 50  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Variable account charges of 1.35% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003

Columbia Variable Portfolio – High Income Fund (Class 2) (04/28/2006)
Accumulation unit value at beginning of period	$1.31	$1.25	$1.13	$0.80	$1.07	$1.07	$1.00	—	—	—
Accumulation unit value at end of period	$1.49	$1.31	$1.25	$1.13	$0.80	$1.07	$1.07	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	39	54	61	65	72	84	101	—	—	—

Columbia Variable Portfolio – High Yield Bond Fund (Class 3) (11/15/2004)
Accumulation unit value at beginning of period	$1.50	$1.43	$1.28	$0.84	$1.14	$1.13	$1.04	$1.01	$1.00	—
Accumulation unit value at end of period	$1.71	$1.50	$1.43	$1.28	$0.84	$1.14	$1.13	$1.04	$1.01	—
Number of accumulation units outstanding at end of period (000 omitted)	11	18	23	24	27	31	30	17	—	—

Columbia Variable Portfolio – Income Opportunities Fund (Class 3) (11/15/2004)
Accumulation unit value at beginning of period	$1.46	$1.39	$1.24	$0.89	$1.11	$1.09	$1.03	$1.01	$1.00	—
Accumulation unit value at end of period	$1.65	$1.46	$1.39	$1.24	$0.89	$1.11	$1.09	$1.03	$1.01	—
Number of accumulation units outstanding at end of period (000 omitted)	15	17	22	326	244	213	92	—	—	—

Columbia Variable Portfolio – International Opportunity Fund (Class 3) (11/15/2004)
Accumulation unit value at beginning of period	$1.16	$1.35	$1.20	$0.95	$1.62	$1.46	$1.19	$1.06	$1.00	—
Accumulation unit value at end of period	$1.35	$1.16	$1.35	$1.20	$0.95	$1.62	$1.46	$1.19	$1.06	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Large Cap Growth Fund (Class 3) (03/17/2003)
Accumulation unit value at beginning of period	$1.30	$1.37	$1.18	$0.87	$1.59	$1.57	$1.43	$1.33	$1.25	$1.00
Accumulation unit value at end of period	$1.55	$1.30	$1.37	$1.18	$0.87	$1.59	$1.57	$1.43	$1.33	$1.25
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	12	13	13	13	13	13	13

Columbia Variable Portfolio – Large Core Quantitative Fund (Class 3) (11/15/2004)
Accumulation unit value at beginning of period	$1.05	$1.01	$0.87	$0.71	$1.25	$1.23	$1.08	$1.03	$1.00	—
Accumulation unit value at end of period	$1.18	$1.05	$1.01	$0.87	$0.71	$1.25	$1.23	$1.08	$1.03	—
Number of accumulation units outstanding at end of period (000 omitted)	79	202	234	247	236	242	277	276	37	—

Columbia Variable Portfolio – Marsico Growth Fund (Class 1) (05/01/2007)
Accumulation unit value at beginning of period	$0.97	$1.01	$0.84	$0.67	$1.12	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.07	$0.97	$1.01	$0.84	$0.67	$1.12	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	7	9	20	688	561	350	—	—	—	—

Columbia Variable Portfolio – Marsico International Opportunities Fund (Class 2) (05/01/2007)
Accumulation unit value at beginning of period	$0.73	$0.88	$0.79	$0.58	$1.14	$1.00	—	—	—	—
Accumulation unit value at end of period	$0.85	$0.73	$0.88	$0.79	$0.58	$1.14	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Class 3) (11/15/2004)
Accumulation unit value at beginning of period	$1.14	$1.37	$1.10	$0.68	$1.25	$1.11	$1.13	$1.04	$1.00	—
Accumulation unit value at end of period	$1.26	$1.14	$1.37	$1.10	$0.68	$1.25	$1.11	$1.13	$1.04	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund (Class 3) (05/01/2007)
Accumulation unit value at beginning of period	$0.82	$0.91	$0.75	$0.54	$1.00	$1.00	—	—	—	—
Accumulation unit value at end of period	$0.96	$0.82	$0.91	$0.75	$0.54	$1.00	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – S&P 500 Index Fund (Class 3) (03/17/2003)
Accumulation unit value at beginning of period	$1.54	$1.53	$1.35	$1.09	$1.75	$1.69	$1.49	$1.45	$1.33	$1.00
Accumulation unit value at end of period	$1.75	$1.54	$1.53	$1.35	$1.09	$1.75	$1.69	$1.49	$1.45	$1.33
Number of accumulation units outstanding at end of period (000 omitted)	342	372	427	426	463	471	469	465	433	72

Columbia Variable Portfolio – Select Large-Cap Value Fund (Class 3) (11/15/2004)
Accumulation unit value at beginning of period	$1.05	$1.08	$0.91	$0.73	$1.23	$1.25	$1.06	$1.03	$1.00	—
Accumulation unit value at end of period	$1.23	$1.05	$1.08	$0.91	$0.73	$1.23	$1.25	$1.06	$1.03	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3) (03/17/2003)
Accumulation unit value at beginning of period	$1.07	$1.07	$1.05	$1.01	$1.05	$1.01	$0.99	$0.99	$0.99	$1.00
Accumulation unit value at end of period	$1.07	$1.07	$1.07	$1.05	$1.01	$1.05	$1.01	$0.99	$0.99	$0.99
Number of accumulation units outstanding at end of period (000 omitted)	290	321	386	457	440	396	502	485	348	271

Columbia Variable Portfolio – Small Cap Value Fund (Class 2) (11/15/2004)
Accumulation unit value at beginning of period	$1.26	$1.36	$1.09	$0.88	$1.24	$1.29	$1.10	$1.06	$1.00	—
Accumulation unit value at end of period	$1.38	$1.26	$1.36	$1.09	$0.88	$1.24	$1.29	$1.10	$1.06	—
Number of accumulation units outstanding at end of period (000 omitted)	4	4	10	399	330	261	—	—	—	—

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  51

Variable account charges of 1.35% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003

Credit Suisse Trust – Commodity Return Strategy Portfolio (05/01/2007)
Accumulation unit value at beginning of period	$0.84	$0.98	$0.85	$0.72	$1.10	$1.00	—	—	—	—
Accumulation unit value at end of period	$0.81	$0.84	$0.98	$0.85	$0.72	$1.10	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Dreyfus Investment Portfolios MidCap Stock Portfolio, Service Shares (11/15/2004)
Accumulation unit value at beginning of period	$1.15	$1.17	$0.93	$0.70	$1.19	$1.19	$1.12	$1.04	$1.00	—
Accumulation unit value at end of period	$1.36	$1.15	$1.17	$0.93	$0.70	$1.19	$1.19	$1.12	$1.04	—
Number of accumulation units outstanding at end of period (000 omitted)	7	7	7	7	7	7	7	7	—	—

Dreyfus Investment Portfolios Technology Growth Portfolio, Service Shares (11/15/2004)
Accumulation unit value at beginning of period	$1.26	$1.39	$1.09	$0.70	$1.21	$1.07	$1.05	$1.02	$1.00	—
Accumulation unit value at end of period	$1.44	$1.26	$1.39	$1.09	$0.70	$1.21	$1.07	$1.05	$1.02	—
Number of accumulation units outstanding at end of period (000 omitted)	50	75	88	111	133	139	201	95	11	—

Dreyfus Variable Investment Fund Appreciation Portfolio, Service Shares (11/15/2004)
Accumulation unit value at beginning of period	$1.29	$1.20	$1.06	$0.88	$1.27	$1.20	$1.05	$1.02	$1.00	—
Accumulation unit value at end of period	$1.40	$1.29	$1.20	$1.06	$0.88	$1.27	$1.20	$1.05	$1.02	—
Number of accumulation units outstanding at end of period (000 omitted)	7	7	7	7	7	7	7	8	—	—

Dreyfus Variable Investment Fund International Equity Portfolio, Service Shares (05/01/2007)
Accumulation unit value at beginning of period	$0.70	$0.83	$0.77	$0.62	$1.09	$1.00	—	—	—	—
Accumulation unit value at end of period	$0.84	$0.70	$0.83	$0.77	$0.62	$1.09	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Dreyfus Variable Investment Fund International Value Portfolio, Service Shares (11/15/2004)
Accumulation unit value at beginning of period	$0.94	$1.17	$1.14	$0.88	$1.43	$1.40	$1.16	$1.05	$1.00	—
Accumulation unit value at end of period	$1.04	$0.94	$1.17	$1.14	$0.88	$1.43	$1.40	$1.16	$1.05	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Eaton Vance VT Floating-Rate Income Fund (05/01/2007)
Accumulation unit value at beginning of period	$1.10	$1.08	$1.01	$0.71	$0.98	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.16	$1.10	$1.08	$1.01	$0.71	$0.98	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	8	11	14	191	151	104	—	—	—	—

Fidelity® VIP Contrafund® Portfolio Service Class 2 (03/17/2003)
Accumulation unit value at beginning of period	$1.85	$1.93	$1.67	$1.25	$2.21	$1.91	$1.74	$1.51	$1.33	$1.00
Accumulation unit value at end of period	$2.12	$1.85	$1.93	$1.67	$1.25	$2.21	$1.91	$1.74	$1.51	$1.33
Number of accumulation units outstanding at end of period (000 omitted)	832	1,138	1,468	1,598	1,905	1,920	2,109	1,681	1,343	177

Fidelity® VIP Growth Portfolio Service Class 2 (03/17/2003)
Accumulation unit value at beginning of period	$1.52	$1.54	$1.26	$1.00	$1.92	$1.54	$1.46	$1.41	$1.38	$1.00
Accumulation unit value at end of period	$1.72	$1.52	$1.54	$1.26	$1.00	$1.92	$1.54	$1.46	$1.41	$1.38
Number of accumulation units outstanding at end of period (000 omitted)	54	59	79	80	79	78	79	80	80	3

Fidelity® VIP Investment Grade Bond Portfolio Service Class 2 (11/15/2004)
Accumulation unit value at beginning of period	$1.30	$1.23	$1.16	$1.01	$1.07	$1.04	$1.01	$1.00	$1.00	—
Accumulation unit value at end of period	$1.35	$1.30	$1.23	$1.16	$1.01	$1.07	$1.04	$1.01	$1.00	—
Number of accumulation units outstanding at end of period (000 omitted)	147	197	248	469	420	501	323	200	6	—

Fidelity® VIP Mid Cap Portfolio Service Class 2 (03/17/2003)
Accumulation unit value at beginning of period	$2.45	$2.78	$2.19	$1.59	$2.67	$2.34	$2.11	$1.82	$1.48	$1.00
Accumulation unit value at end of period	$2.76	$2.45	$2.78	$2.19	$1.59	$2.67	$2.34	$2.11	$1.82	$1.48
Number of accumulation units outstanding at end of period (000 omitted)	161	181	231	335	379	342	334	251	248	58

Fidelity® VIP Overseas Portfolio Service Class 2 (03/17/2003)
Accumulation unit value at beginning of period	$1.72	$2.11	$1.90	$1.53	$2.76	$2.39	$2.06	$1.75	$1.57	$1.00
Accumulation unit value at end of period	$2.05	$1.72	$2.11	$1.90	$1.53	$2.76	$2.39	$2.06	$1.75	$1.57
Number of accumulation units outstanding at end of period (000 omitted)	99	153	150	155	156	156	167	157	112	4

FTVIPT Franklin Global Real Estate Securities Fund – Class 2 (03/17/2003)
Accumulation unit value at beginning of period	$1.39	$1.49	$1.25	$1.06	$1.87	$2.40	$2.01	$1.80	$1.38	$1.00
Accumulation unit value at end of period	$1.74	$1.39	$1.49	$1.25	$1.06	$1.87	$2.40	$2.01	$1.80	$1.38
Number of accumulation units outstanding at end of period (000 omitted)	17	21	24	27	27	30	28	24	25	18

FTVIPT Franklin Income Securities Fund – Class 2 (11/15/2004)
Accumulation unit value at beginning of period	$1.29	$1.27	$1.15	$0.86	$1.24	$1.21	$1.03	$1.03	$1.00	—
Accumulation unit value at end of period	$1.43	$1.29	$1.27	$1.15	$0.86	$1.24	$1.21	$1.03	$1.03	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

 52  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Variable account charges of 1.35% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003

FTVIPT Franklin Rising Dividends Securities Fund – Class 2 (11/15/2004)
Accumulation unit value at beginning of period	$1.21	$1.15	$0.97	$0.84	$1.16	$1.21	$1.05	$1.03	$1.00	—
Accumulation unit value at end of period	$1.33	$1.21	$1.15	$0.97	$0.84	$1.16	$1.21	$1.05	$1.03	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

FTVIPT Franklin Small Cap Value Securities Fund – Class 2 (03/17/2003)
Accumulation unit value at beginning of period	$2.18	$2.30	$1.81	$1.42	$2.15	$2.24	$1.94	$1.81	$1.48	$1.00
Accumulation unit value at end of period	$2.55	$2.18	$2.30	$1.81	$1.42	$2.15	$2.24	$1.94	$1.81	$1.48
Number of accumulation units outstanding at end of period (000 omitted)	82	107	112	112	113	116	154	154	152	8

FTVIPT Franklin Small-Mid Cap Growth Securities Fund – Class 2 (03/17/2003)
Accumulation unit value at beginning of period	$1.86	$1.99	$1.58	$1.11	$1.96	$1.79	$1.67	$1.61	$1.47	$1.00
Accumulation unit value at end of period	$2.04	$1.86	$1.99	$1.58	$1.11	$1.96	$1.79	$1.67	$1.61	$1.47
Number of accumulation units outstanding at end of period (000 omitted)	275	271	270	288	337	326	327	321	277	71

FTVIPT Mutual Shares Securities Fund – Class 2 (03/17/2003)
Accumulation unit value at beginning of period	$1.52	$1.56	$1.42	$1.14	$1.84	$1.80	$1.54	$1.42	$1.27	$1.00
Accumulation unit value at end of period	$1.72	$1.52	$1.56	$1.42	$1.14	$1.84	$1.80	$1.54	$1.42	$1.27
Number of accumulation units outstanding at end of period (000 omitted)	248	421	643	627	690	778	936	868	842	171

FTVIPT Templeton Foreign Securities Fund – Class 2 (03/17/2003)
Accumulation unit value at beginning of period	$1.89	$2.14	$2.00	$1.48	$2.52	$2.21	$1.84	$1.70	$1.45	$1.00
Accumulation unit value at end of period	$2.20	$1.89	$2.14	$2.00	$1.48	$2.52	$2.21	$1.84	$1.70	$1.45
Number of accumulation units outstanding at end of period (000 omitted)	115	121	126	132	133	134	137	139	135	17

FTVIPT Templeton Global Bond Securities Fund – Class 2 (11/15/2004)
Accumulation unit value at beginning of period	$1.65	$1.69	$1.49	$1.28	$1.22	$1.11	$1.00	$1.05	$1.00	—
Accumulation unit value at end of period	$1.87	$1.65	$1.69	$1.49	$1.28	$1.22	$1.11	$1.00	$1.05	—
Number of accumulation units outstanding at end of period (000 omitted)	55	88	100	278	281	335	257	120	5	—

FTVIPT Templeton Growth Securities Fund – Class 2 (11/15/2004)
Accumulation unit value at beginning of period	$0.97	$1.06	$1.00	$0.77	$1.36	$1.35	$1.12	$1.04	$1.00	—
Accumulation unit value at end of period	$1.16	$0.97	$1.06	$1.00	$0.77	$1.36	$1.35	$1.12	$1.04	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares (11/15/2004)
Accumulation unit value at beginning of period	$1.26	$1.37	$1.11	$0.84	$1.36	$1.33	$1.16	$1.04	$1.00	—
Accumulation unit value at end of period	$1.47	$1.26	$1.37	$1.11	$0.84	$1.36	$1.33	$1.16	$1.04	—
Number of accumulation units outstanding at end of period (000 omitted)	120	196	229	409	452	461	425	200	20	—

Goldman Sachs VIT Structured U.S. Equity Fund – Institutional Shares (05/01/2007)
Accumulation unit value at beginning of period	$0.80	$0.78	$0.70	$0.58	$0.94	$1.00	—	—	—	—
Accumulation unit value at end of period	$0.90	$0.80	$0.78	$0.70	$0.58	$0.94	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Invesco V.I. Core Equity Fund, Series II Shares (04/28/2006)
Accumulation unit value at beginning of period	$1.06	$1.08	$1.00	$0.79	$1.15	$1.08	$1.00	—	—	—
Accumulation unit value at end of period	$1.19	$1.06	$1.08	$1.00	$0.79	$1.15	$1.08	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Invesco V.I. Global Health Care Fund, Series II Shares (05/01/2007)
Accumulation unit value at beginning of period	$0.96	$0.94	$0.91	$0.72	$1.03	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.15	$0.96	$0.94	$0.91	$0.72	$1.03	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Invesco V.I. International Growth Fund, Series II Shares (05/01/2007)
Accumulation unit value at beginning of period	$0.83	$0.90	$0.81	$0.61	$1.04	$1.00	—	—	—	—
Accumulation unit value at end of period	$0.94	$0.83	$0.90	$0.81	$0.61	$1.04	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	4	5	12	527	283	171	—	—	—	—

Invesco V.I. Mid Cap Core Equity Fund, Series II Shares (11/15/2004)
Accumulation unit value at beginning of period	$1.20	$1.30	$1.15	$0.90	$1.28	$1.19	$1.09	$1.03	$1.00	—
Accumulation unit value at end of period	$1.30	$1.20	$1.30	$1.15	$0.90	$1.28	$1.19	$1.09	$1.03	—
Number of accumulation units outstanding at end of period (000 omitted)	13	33	35	36	36	50	58	56	11	—

Invesco V.I. American Franchise Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$0.96	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  53

Variable account charges of 1.35% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003

Invesco V.I. Comstock Fund, Series II Shares (11/15/2004)
Accumulation unit value at beginning of period	$1.03	$1.07	$0.94	$0.74	$1.17	$1.21	$1.06	$1.03	$1.00	—
Accumulation unit value at end of period	$1.21	$1.03	$1.07	$0.94	$0.74	$1.17	$1.21	$1.06	$1.03	—
Number of accumulation units outstanding at end of period (000 omitted)	443	709	842	1,119	1,223	1,217	1,213	648	56	—

Invesco V.I. Mid Cap Growth Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$0.97	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	16	—	—	—	—	—	—	—	—	—

Invesco V.I. Value Opportunities Fund, Series II Shares (03/17/2003)
Accumulation unit value at beginning of period	$1.28	$1.34	$1.27	$0.87	$1.84	$1.84	$1.65	$1.59	$1.45	$1.00
Accumulation unit value at end of period	$1.49	$1.28	$1.34	$1.27	$0.87	$1.84	$1.84	$1.65	$1.59	$1.45
Number of accumulation units outstanding at end of period (000 omitted)	77	170	211	226	248	238	256	245	136	19

Janus Aspen Series Janus Portfolio: Service Shares (05/01/2007)
Accumulation unit value at beginning of period	$0.88	$0.95	$0.84	$0.63	$1.06	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.03	$0.88	$0.95	$0.84	$0.63	$1.06	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	7	9	20	603	570	445	—	—	—	—

ClearBridge Variable Small Cap Growth Portfolio – Class I (05/01/2007)
Accumulation unit value at beginning of period	$1.05	$1.05	$0.85	$0.60	$1.03	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.24	$1.05	$1.05	$0.85	$0.60	$1.03	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

MFS® Investors Growth Stock Series – Service Class (03/17/2003)
Accumulation unit value at beginning of period	$1.50	$1.52	$1.37	$1.00	$1.61	$1.47	$1.39	$1.35	$1.25	$1.00
Accumulation unit value at end of period	$1.73	$1.50	$1.52	$1.37	$1.00	$1.61	$1.47	$1.39	$1.35	$1.25
Number of accumulation units outstanding at end of period (000 omitted)	23	23	81	83	85	87	87	80	78	—

MFS® New Discovery Series – Service Class (03/17/2003)
Accumulation unit value at beginning of period	$1.94	$2.20	$1.64	$1.02	$1.71	$1.70	$1.52	$1.47	$1.40	$1.00
Accumulation unit value at end of period	$2.32	$1.94	$2.20	$1.64	$1.02	$1.71	$1.70	$1.52	$1.47	$1.40
Number of accumulation units outstanding at end of period (000 omitted)	42	43	77	79	81	83	83	82	70	—

MFS® Total Return Series – Service Class (03/17/2003)
Accumulation unit value at beginning of period	$1.42	$1.41	$1.31	$1.13	$1.47	$1.43	$1.30	$1.28	$1.17	$1.00
Accumulation unit value at end of period	$1.55	$1.42	$1.41	$1.31	$1.13	$1.47	$1.43	$1.30	$1.28	$1.17
Number of accumulation units outstanding at end of period (000 omitted)	574	771	1,036	1,001	1,060	1,199	1,378	1,378	1,360	227

MFS® Utilities Series – Service Class (03/17/2003)
Accumulation unit value at beginning of period	$3.02	$2.87	$2.56	$1.96	$3.19	$2.53	$1.96	$1.70	$1.33	$1.00
Accumulation unit value at end of period	$3.37	$3.02	$2.87	$2.56	$1.96	$3.19	$2.53	$1.96	$1.70	$1.33
Number of accumulation units outstanding at end of period (000 omitted)	2	2	2	2	2	2	2	2	2	—

Morgan Stanley UIF Global Real Estate Portfolio, Class II Shares (05/01/2007)
Accumulation unit value at beginning of period	$0.70	$0.78	$0.65	$0.47	$0.85	$1.00	—	—	—	—
Accumulation unit value at end of period	$0.89	$0.70	$0.78	$0.65	$0.47	$0.85	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1	1	3	141	222	94	—	—	—	—

Morgan Stanley UIF Mid Cap Growth Portfolio, Class II Shares (05/01/2007)
Accumulation unit value at beginning of period	$1.09	$1.20	$0.92	$0.59	$1.12	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.17	$1.09	$1.20	$0.92	$0.59	$1.12	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Morgan Stanley UIF U.S. Real Estate Portfolio, Class II Shares (11/15/2004)
Accumulation unit value at beginning of period	$1.39	$1.33	$1.04	$0.82	$1.34	$1.65	$1.21	$1.05	$1.00	—
Accumulation unit value at end of period	$1.58	$1.39	$1.33	$1.04	$0.82	$1.34	$1.65	$1.21	$1.05	—
Number of accumulation units outstanding at end of period (000 omitted)	—	2	2	3	8	7	7	2	1	—

Oppenheimer Capital Appreciation Fund/VA, Service Shares (03/17/2003)
Accumulation unit value at beginning of period	$1.41	$1.45	$1.34	$0.95	$1.76	$1.57	$1.48	$1.43	$1.36	$1.00
Accumulation unit value at end of period	$1.58	$1.41	$1.45	$1.34	$0.95	$1.76	$1.57	$1.48	$1.43	$1.36
Number of accumulation units outstanding at end of period (000 omitted)	721	852	934	954	1,076	1,042	1,092	952	756	166

Oppenheimer Global Fund/VA, Service Shares (03/17/2003)
Accumulation unit value at beginning of period	$2.06	$2.28	$2.00	$1.45	$2.47	$2.36	$2.04	$1.81	$1.54	$1.00
Accumulation unit value at end of period	$2.45	$2.06	$2.28	$2.00	$1.45	$2.47	$2.36	$2.04	$1.81	$1.54
Number of accumulation units outstanding at end of period (000 omitted)	35	35	52	53	77	79	84	60	54	1

 54  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Variable account charges of 1.35% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003

Oppenheimer Global Strategic Income Fund/VA, Service Shares (03/17/2003)
Accumulation unit value at beginning of period	$1.55	$1.56	$1.37	$1.18	$1.39	$1.29	$1.22	$1.21	$1.13	$1.00
Accumulation unit value at end of period	$1.73	$1.55	$1.56	$1.37	$1.18	$1.39	$1.29	$1.22	$1.21	$1.13
Number of accumulation units outstanding at end of period (000 omitted)	361	492	637	996	1,034	1,099	1,014	877	569	137

Oppenheimer Main Street Small Cap Fund®/VA, Service Shares (03/17/2003)
Accumulation unit value at beginning of period	$2.07	$2.15	$1.77	$1.31	$2.14	$2.20	$1.95	$1.80	$1.53	$1.00
Accumulation unit value at end of period	$2.40	$2.07	$2.15	$1.77	$1.31	$2.14	$2.20	$1.95	$1.80	$1.53
Number of accumulation units outstanding at end of period (000 omitted)	168	196	226	229	236	239	235	225	225	28

PIMCO VIT All Asset Portfolio, Advisor Class (05/01/2007)
Accumulation unit value at beginning of period	$1.15	$1.15	$1.03	$0.86	$1.03	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.31	$1.15	$1.15	$1.03	$0.86	$1.03	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	9	14	19	297	420	376	—	—	—	—

Putnam VT Global Health Care Fund – Class IB Shares (11/15/2004)
Accumulation unit value at beginning of period	$1.15	$1.18	$1.17	$0.94	$1.15	$1.17	$1.16	$1.04	$1.00	—
Accumulation unit value at end of period	$1.39	$1.15	$1.18	$1.17	$0.94	$1.15	$1.17	$1.16	$1.04	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Putnam VT Growth and Income Fund – Class IB Shares (03/17/2003)
Accumulation unit value at beginning of period	$1.33	$1.41	$1.25	$0.98	$1.61	$1.74	$1.52	$1.47	$1.34	$1.00
Accumulation unit value at end of period	$1.56	$1.33	$1.41	$1.25	$0.98	$1.61	$1.74	$1.52	$1.47	$1.34
Number of accumulation units outstanding at end of period (000 omitted)	15	15	15	17	17	17	17	17	17	7

Putnam VT International Equity Fund – Class IB Shares (03/17/2003)
Accumulation unit value at beginning of period	$1.44	$1.75	$1.62	$1.31	$2.38	$2.22	$1.76	$1.59	$1.39	$1.00
Accumulation unit value at end of period	$1.73	$1.44	$1.75	$1.62	$1.31	$2.38	$2.22	$1.76	$1.59	$1.39
Number of accumulation units outstanding at end of period (000 omitted)	6	6	6	6	6	6	6	6	5	2

Putnam VT Multi-Cap Growth Fund – Class IB Shares (09/24/2010)
Accumulation unit value at beginning of period	$1.06	$1.13	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.22	$1.06	$1.13	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Putnam VT Research Fund – Class IB Shares (03/17/2003)
Accumulation unit value at beginning of period	$1.41	$1.46	$1.27	$0.97	$1.59	$1.61	$1.46	$1.41	$1.33	$1.00
Accumulation unit value at end of period	$1.64	$1.41	$1.46	$1.27	$0.97	$1.59	$1.61	$1.46	$1.41	$1.33
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Putnam VT Small Cap Value Fund – Class IB Shares (11/15/2004)
Accumulation unit value at beginning of period	$1.01	$1.07	$0.86	$0.66	$1.11	$1.29	$1.11	$1.05	$1.00	—
Accumulation unit value at end of period	$1.17	$1.01	$1.07	$0.86	$0.66	$1.11	$1.29	$1.11	$1.05	—
Number of accumulation units outstanding at end of period (000 omitted)	10	12	13	14	30	28	100	—	—	—

Variable Portfolio – Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.07	$1.12	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.20	$1.07	$1.12	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Variable Portfolio – Aggressive Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.07	$1.12	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.20	$1.07	$1.12	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	286	944	1,488	—	—	—	—	—	—	—

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund (Class 3) (05/01/2006)
Accumulation unit value at beginning of period	$1.27	$1.17	$1.14	$1.08	$1.09	$1.03	$1.00	—	—	—
Accumulation unit value at end of period	$1.32	$1.27	$1.17	$1.14	$1.08	$1.09	$1.03	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	33	39	50	414	231	250	170	—	—	—

Variable Portfolio – Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.06	$1.04	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.12	$1.06	$1.04	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	115	—	—	—	—	—	—	—	—	—

Variable Portfolio – Conservative Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.06	$1.04	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.12	$1.06	$1.04	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	22	22	137	—	—	—	—	—	—	—

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  55

Variable account charges of 1.35% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003

Variable Portfolio – Moderate Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.08	$1.09	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.18	$1.08	$1.09	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	59	60	21	—	—	—	—	—	—	—

Variable Portfolio – Moderate Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.08	$1.09	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.18	$1.08	$1.09	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,379	2,636	2,685	—	—	—	—	—	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.08	$1.11	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.19	$1.08	$1.11	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.08	$1.11	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.20	$1.08	$1.11	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,117	2,875	2,945	—	—	—	—	—	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.07	$1.07	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.15	$1.07	$1.07	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	281	301	323	—	—	—	—	—	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.07	$1.07	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.15	$1.07	$1.07	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	61	61	62	—	—	—	—	—	—	—

Variable Portfolio – Partners Small Cap Value Fund (Class 3) (03/17/2003)
Accumulation unit value at beginning of period	$2.16	$2.30	$1.87	$1.39	$2.06	$2.19	$1.85	$1.77	$1.49	$1.00
Accumulation unit value at end of period	$2.42	$2.16	$2.30	$1.87	$1.39	$2.06	$2.19	$1.85	$1.77	$1.49
Number of accumulation units outstanding at end of period (000 omitted)	94	166	190	223	240	272	285	204	36	4

Variable Portfolio – Sit Dividend Growth Fund (Class 3) (05/01/2007)
Accumulation unit value at beginning of period	$0.81	$0.86	$0.78	$0.60	$0.99	$1.00	—	—	—	—
Accumulation unit value at end of period	$0.89	$0.81	$0.86	$0.78	$0.60	$0.99	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	9	11	25	764	492	332	—	—	—	—

Variable Portfolio – Victory Established Value Fund (Class 3) (11/15/2004)
Accumulation unit value at beginning of period	$1.15	$1.25	$1.04	$0.77	$1.24	$1.18	$1.03	$1.04	$1.00	—
Accumulation unit value at end of period	$1.33	$1.15	$1.25	$1.04	$0.77	$1.24	$1.18	$1.03	$1.04	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Wanger International (11/15/2004)
Accumulation unit value at beginning of period	$1.66	$1.97	$1.60	$1.08	$2.02	$1.76	$1.30	$1.09	$1.00	—
Accumulation unit value at end of period	$1.99	$1.66	$1.97	$1.60	$1.08	$2.02	$1.76	$1.30	$1.09	—
Number of accumulation units outstanding at end of period (000 omitted)	103	162	177	328	430	335	362	220	22	—

Wanger USA (11/15/2004)
Accumulation unit value at beginning of period	$1.22	$1.28	$1.05	$0.75	$1.26	$1.21	$1.14	$1.04	$1.00	—
Accumulation unit value at end of period	$1.45	$1.22	$1.28	$1.05	$0.75	$1.26	$1.21	$1.14	$1.04	—
Number of accumulation units outstanding at end of period (000 omitted)	87	136	171	332	339	311	253	146	15	—

 56  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Variable account charges of 1.40% of the daily net assets of the variable account.
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003

AllianceBernstein VPS Balanced Wealth Strategy Portfolio (Class B) (09/26/2008)
Accumulation unit value at beginning of period	$1.05	$1.10	$1.01	$0.82	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.17	$1.05	$1.10	$1.01	$0.82	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

AllianceBernstein VPS Global Thematic Growth Portfolio (Class B) (03/17/2003)
Accumulation unit value at beginning of period	$1.30	$1.72	$1.47	$0.98	$1.88	$1.59	$1.49	$1.46	$1.41	$1.00
Accumulation unit value at end of period	$1.45	$1.30	$1.72	$1.47	$0.98	$1.88	$1.59	$1.49	$1.46	$1.41
Number of accumulation units outstanding at end of period (000 omitted)	1	4	4	3	3	3	3	4	4	—

AllianceBernstein VPS Growth and Income Portfolio (Class B) (03/17/2003)
Accumulation unit value at beginning of period	$1.50	$1.43	$1.29	$1.08	$1.85	$1.79	$1.55	$1.51	$1.37	$1.00
Accumulation unit value at end of period	$1.73	$1.50	$1.43	$1.29	$1.08	$1.85	$1.79	$1.55	$1.51	$1.37
Number of accumulation units outstanding at end of period (000 omitted)	6	6	8	12	13	16	19	23	15	4

AllianceBernstein VPS International Value Portfolio (Class B) (06/19/2006)
Accumulation unit value at beginning of period	$0.64	$0.81	$0.79	$0.59	$1.29	$1.24	$1.00	—	—	—
Accumulation unit value at end of period	$0.72	$0.64	$0.81	$0.79	$0.59	$1.29	$1.24	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	10	10	10	215	243	158	87	—	—	—

AllianceBernstein VPS Large Cap Growth Portfolio (Class B) (03/17/2003)
Accumulation unit value at beginning of period	$1.41	$1.47	$1.36	$1.01	$1.70	$1.51	$1.55	$1.36	$1.28	$1.00
Accumulation unit value at end of period	$1.61	$1.41	$1.47	$1.36	$1.01	$1.70	$1.51	$1.55	$1.36	$1.28
Number of accumulation units outstanding at end of period (000 omitted)	6	6	60	72	85	91	105	109	110	37

American Century VP Income & Growth, Class I (11/04/1998)
Accumulation unit value at beginning of period	$1.16	$1.14	$1.01	$0.87	$1.35	$1.37	$1.19	$1.15	$1.03	$0.81
Accumulation unit value at end of period	$1.31	$1.16	$1.14	$1.01	$0.87	$1.35	$1.37	$1.19	$1.15	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	42	45	58	62	80	119	190	239	256	318

American Century VP Inflation Protection, Class II (06/19/2006)
Accumulation unit value at beginning of period	$1.32	$1.20	$1.16	$1.07	$1.10	$1.02	$1.00	—	—	—
Accumulation unit value at end of period	$1.40	$1.32	$1.20	$1.16	$1.07	$1.10	$1.02	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

American Century VP International, Class II (06/19/2006)
Accumulation unit value at beginning of period	$0.97	$1.13	$1.01	$0.77	$1.41	$1.21	$1.00	—	—	—
Accumulation unit value at end of period	$1.16	$0.97	$1.13	$1.01	$0.77	$1.41	$1.21	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

American Century VP Mid Cap Value, Class II (05/01/2007)
Accumulation unit value at beginning of period	$0.98	$1.00	$0.86	$0.67	$0.90	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.13	$0.98	$1.00	$0.86	$0.67	$0.90	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

American Century VP Ultra®, Class II (06/19/2006)
Accumulation unit value at beginning of period	$1.07	$1.07	$0.94	$0.71	$1.23	$1.03	$1.00	—	—	—
Accumulation unit value at end of period	$1.20	$1.07	$1.07	$0.94	$0.71	$1.23	$1.03	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	30	30	30	30	30	30	186	—	—	—

American Century VP Value, Class I (11/04/1998)
Accumulation unit value at beginning of period	$1.68	$1.68	$1.51	$1.27	$1.76	$1.89	$1.61	$1.56	$1.38	$1.09
Accumulation unit value at end of period	$1.90	$1.68	$1.68	$1.51	$1.27	$1.76	$1.89	$1.61	$1.56	$1.38
Number of accumulation units outstanding at end of period (000 omitted)	27	29	41	45	56	66	81	136	144	168

American Century VP Value, Class II (06/19/2006)
Accumulation unit value at beginning of period	$1.02	$1.02	$0.92	$0.78	$1.08	$1.15	$1.00	—	—	—
Accumulation unit value at end of period	$1.15	$1.02	$1.02	$0.92	$0.78	$1.08	$1.15	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Balanced Fund (Class 3) (10/24/1997)
Accumulation unit value at beginning of period	$1.25	$1.24	$1.12	$0.91	$1.32	$1.31	$1.16	$1.14	$1.05	$0.89
Accumulation unit value at end of period	$1.41	$1.25	$1.24	$1.12	$0.91	$1.32	$1.31	$1.16	$1.14	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	285	298	329	342	390	572	737	1,170	1,724	2,090

Columbia Variable Portfolio – Cash Management Fund (Class 3) (10/24/1997)
Accumulation unit value at beginning of period	$1.10	$1.12	$1.14	$1.15	$1.14	$1.10	$1.07	$1.06	$1.06	$1.07
Accumulation unit value at end of period	$1.09	$1.10	$1.12	$1.14	$1.15	$1.14	$1.10	$1.07	$1.06	$1.06
Number of accumulation units outstanding at end of period (000 omitted)	147	197	206	192	149	224	273	379	45	41

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  57

Variable account charges of 1.40% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003

Columbia Variable Portfolio – Diversified Bond Fund (Class 3) (10/24/1997)
Accumulation unit value at beginning of period	$1.50	$1.42	$1.33	$1.18	$1.28	$1.23	$1.20	$1.19	$1.15	$1.12
Accumulation unit value at end of period	$1.59	$1.50	$1.42	$1.33	$1.18	$1.28	$1.23	$1.20	$1.19	$1.15
Number of accumulation units outstanding at end of period (000 omitted)	148	151	166	590	598	761	702	548	664	701

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3) (03/17/2003)
Accumulation unit value at beginning of period	$1.98	$2.12	$1.84	$1.46	$2.49	$2.34	$1.98	$1.77	$1.52	$1.00
Accumulation unit value at end of period	$2.23	$1.98	$2.12	$1.84	$1.46	$2.49	$2.34	$1.98	$1.77	$1.52
Number of accumulation units outstanding at end of period (000 omitted)	16	16	17	289	238	164	116	5	5	1

Columbia Variable Portfolio – Emerging Markets Fund (Class 3) (06/19/2006)
Accumulation unit value at beginning of period	$1.32	$1.69	$1.43	$0.83	$1.83	$1.34	$1.00	—	—	—
Accumulation unit value at end of period	$1.56	$1.32	$1.69	$1.43	$0.83	$1.83	$1.34	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	10	10	10	104	138	89	62	—	—	—

Columbia Variable Portfolio – High Income Fund (Class 2) (06/19/2006)
Accumulation unit value at beginning of period	$1.32	$1.25	$1.14	$0.80	$1.08	$1.08	$1.00	—	—	—
Accumulation unit value at end of period	$1.49	$1.32	$1.25	$1.14	$0.80	$1.08	$1.08	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	63	—	—	—

Columbia Variable Portfolio – High Yield Bond Fund (Class 3) (06/19/2006)
Accumulation unit value at beginning of period	$1.41	$1.35	$1.20	$0.79	$1.07	$1.07	$1.00	—	—	—
Accumulation unit value at end of period	$1.61	$1.41	$1.35	$1.20	$0.79	$1.07	$1.07	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	5	—	—	—

Columbia Variable Portfolio – Income Opportunities Fund (Class 3) (06/19/2006)
Accumulation unit value at beginning of period	$1.41	$1.34	$1.21	$0.86	$1.07	$1.06	$1.00	—	—	—
Accumulation unit value at end of period	$1.59	$1.41	$1.34	$1.21	$0.86	$1.07	$1.06	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	18	18	18	281	179	182	95	—	—	—

Columbia Variable Portfolio – International Opportunity Fund (Class 3) (10/24/1997)
Accumulation unit value at beginning of period	$1.07	$1.24	$1.10	$0.88	$1.50	$1.35	$1.10	$0.98	$0.85	$0.67
Accumulation unit value at end of period	$1.24	$1.07	$1.24	$1.10	$0.88	$1.50	$1.35	$1.10	$0.98	$0.85
Number of accumulation units outstanding at end of period (000 omitted)	23	25	25	33	41	59	92	137	182	222

Columbia Variable Portfolio – Large Cap Growth Fund (Class 3) (03/17/2003)
Accumulation unit value at beginning of period	$1.30	$1.36	$1.18	$0.87	$1.59	$1.56	$1.43	$1.33	$1.25	$1.00
Accumulation unit value at end of period	$1.54	$1.30	$1.36	$1.18	$0.87	$1.59	$1.56	$1.43	$1.33	$1.25
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Large Core Quantitative Fund (Class 3) (10/24/1997)
Accumulation unit value at beginning of period	$1.03	$0.99	$0.86	$0.70	$1.23	$1.21	$1.06	$1.02	$0.97	$0.76
Accumulation unit value at end of period	$1.15	$1.03	$0.99	$0.86	$0.70	$1.23	$1.21	$1.06	$1.02	$0.97
Number of accumulation units outstanding at end of period (000 omitted)	86	95	99	121	149	231	313	327	497	584

Columbia Variable Portfolio – Marsico Growth Fund (Class 1) (05/01/2007)
Accumulation unit value at beginning of period	$0.96	$1.00	$0.84	$0.67	$1.12	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.07	$0.96	$1.00	$0.84	$0.67	$1.12	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	537	360	266	—	—	—	—

Columbia Variable Portfolio – Marsico International Opportunities Fund (Class 2) (05/01/2007)
Accumulation unit value at beginning of period	$0.73	$0.88	$0.79	$0.58	$1.14	$1.00	—	—	—	—
Accumulation unit value at end of period	$0.84	$0.73	$0.88	$0.79	$0.58	$1.14	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Class 3) (03/17/2006)
Accumulation unit value at beginning of period	$0.98	$1.17	$0.94	$0.58	$1.07	$0.96	$1.00	—	—	—
Accumulation unit value at end of period	$1.08	$0.98	$1.17	$0.94	$0.58	$1.07	$0.96	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	56	61	63	75	89	137	186	—	—	—

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund (Class 3) (05/01/2007)
Accumulation unit value at beginning of period	$0.82	$0.91	$0.75	$0.54	$1.00	$1.00	—	—	—	—
Accumulation unit value at end of period	$0.96	$0.82	$0.91	$0.75	$0.54	$1.00	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – S&P 500 Index Fund (Class 3) (03/17/2003)
Accumulation unit value at beginning of period	$1.53	$1.53	$1.35	$1.09	$1.75	$1.69	$1.49	$1.44	$1.33	$1.00
Accumulation unit value at end of period	$1.74	$1.53	$1.53	$1.35	$1.09	$1.75	$1.69	$1.49	$1.44	$1.33
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	32	32	32	32	38	—

 58  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Variable account charges of 1.40% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003

Columbia Variable Portfolio – Select Large-Cap Value Fund (Class 3) (06/19/2006)
Accumulation unit value at beginning of period	$0.97	$1.00	$0.84	$0.68	$1.13	$1.15	$1.00	—	—	—
Accumulation unit value at end of period	$1.13	$0.97	$1.00	$0.84	$0.68	$1.13	$1.15	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3) (03/17/2003)
Accumulation unit value at beginning of period	$1.07	$1.07	$1.05	$1.01	$1.05	$1.01	$0.99	$0.99	$0.99	$1.00
Accumulation unit value at end of period	$1.07	$1.07	$1.07	$1.05	$1.01	$1.05	$1.01	$0.99	$0.99	$0.99
Number of accumulation units outstanding at end of period (000 omitted)	16	30	31	96	62	56	52	53	53	10

Columbia Variable Portfolio – Small Cap Value Fund (Class 2) (06/19/2006)
Accumulation unit value at beginning of period	$1.09	$1.17	$0.94	$0.76	$1.08	$1.12	$1.00	—	—	—
Accumulation unit value at end of period	$1.19	$1.09	$1.17	$0.94	$0.76	$1.08	$1.12	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	355	251	223	—	—	—	—

Credit Suisse Trust – Commodity Return Strategy Portfolio (05/01/2007)
Accumulation unit value at beginning of period	$0.84	$0.98	$0.85	$0.72	$1.10	$1.00	—	—	—	—
Accumulation unit value at end of period	$0.81	$0.84	$0.98	$0.85	$0.72	$1.10	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Dreyfus Investment Portfolios MidCap Stock Portfolio, Service Shares (06/19/2006)
Accumulation unit value at beginning of period	$1.03	$1.04	$0.83	$0.62	$1.06	$1.06	$1.00	—	—	—
Accumulation unit value at end of period	$1.21	$1.03	$1.04	$0.83	$0.62	$1.06	$1.06	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Dreyfus Investment Portfolios Technology Growth Portfolio, Service Shares (06/19/2006)
Accumulation unit value at beginning of period	$1.28	$1.41	$1.10	$0.71	$1.23	$1.09	$1.00	—	—	—
Accumulation unit value at end of period	$1.45	$1.28	$1.41	$1.10	$0.71	$1.23	$1.09	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	7	7	7	7	7	7	37	—	—	—

Dreyfus Variable Investment Fund Appreciation Portfolio, Service Shares (06/19/2006)
Accumulation unit value at beginning of period	$1.23	$1.15	$1.01	$0.84	$1.21	$1.15	$1.00	—	—	—
Accumulation unit value at end of period	$1.34	$1.23	$1.15	$1.01	$0.84	$1.21	$1.15	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Dreyfus Variable Investment Fund International Equity Portfolio, Service Shares (05/01/2007)
Accumulation unit value at beginning of period	$0.69	$0.83	$0.76	$0.62	$1.09	$1.00	—	—	—	—
Accumulation unit value at end of period	$0.84	$0.69	$0.83	$0.76	$0.62	$1.09	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Dreyfus Variable Investment Fund International Value Portfolio, Service Shares (06/19/2006)
Accumulation unit value at beginning of period	$0.78	$0.97	$0.94	$0.73	$1.19	$1.16	$1.00	—	—	—
Accumulation unit value at end of period	$0.86	$0.78	$0.97	$0.94	$0.73	$1.19	$1.16	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Eaton Vance VT Floating-Rate Income Fund (05/01/2007)
Accumulation unit value at beginning of period	$1.09	$1.08	$1.01	$0.71	$0.98	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.16	$1.09	$1.08	$1.01	$0.71	$0.98	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	177	115	103	—	—	—	—

Fidelity® VIP Contrafund® Portfolio Service Class 2 (03/17/2003)
Accumulation unit value at beginning of period	$1.84	$1.92	$1.66	$1.25	$2.21	$1.91	$1.74	$1.51	$1.33	$1.00
Accumulation unit value at end of period	$2.11	$1.84	$1.92	$1.66	$1.25	$2.21	$1.91	$1.74	$1.51	$1.33
Number of accumulation units outstanding at end of period (000 omitted)	86	118	132	255	356	362	367	137	138	—

Fidelity® VIP Growth Portfolio Service Class 2 (03/17/2003)
Accumulation unit value at beginning of period	$1.52	$1.54	$1.26	$1.00	$1.92	$1.54	$1.46	$1.41	$1.38	$1.00
Accumulation unit value at end of period	$1.71	$1.52	$1.54	$1.26	$1.00	$1.92	$1.54	$1.46	$1.41	$1.38
Number of accumulation units outstanding at end of period (000 omitted)	26	35	47	55	55	54	55	55	55	6

Fidelity® VIP Investment Grade Bond Portfolio Service Class 2 (06/19/2006)
Accumulation unit value at beginning of period	$1.30	$1.23	$1.16	$1.02	$1.07	$1.04	$1.00	—	—	—
Accumulation unit value at end of period	$1.35	$1.30	$1.23	$1.16	$1.02	$1.07	$1.04	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	212	192	213	16	—	—	—

Fidelity® VIP Mid Cap Portfolio Service Class 2 (03/17/2003)
Accumulation unit value at beginning of period	$2.43	$2.77	$2.18	$1.59	$2.66	$2.34	$2.11	$1.81	$1.48	$1.00
Accumulation unit value at end of period	$2.75	$2.43	$2.77	$2.18	$1.59	$2.66	$2.34	$2.11	$1.81	$1.48
Number of accumulation units outstanding at end of period (000 omitted)	28	41	64	179	209	178	147	116	126	29

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  59

Variable account charges of 1.40% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003

Fidelity® VIP Overseas Portfolio Service Class 2 (03/17/2003)
Accumulation unit value at beginning of period	$1.72	$2.11	$1.89	$1.52	$2.75	$2.38	$2.05	$1.75	$1.57	$1.00
Accumulation unit value at end of period	$2.04	$1.72	$2.11	$1.89	$1.52	$2.75	$2.38	$2.05	$1.75	$1.57
Number of accumulation units outstanding at end of period (000 omitted)	6	9	13	12	12	11	17	29	37	—

FTVIPT Franklin Global Real Estate Securities Fund – Class 2 (03/17/2003)
Accumulation unit value at beginning of period	$1.35	$1.45	$1.21	$1.03	$1.82	$2.33	$1.96	$1.75	$1.35	$1.00
Accumulation unit value at end of period	$1.69	$1.35	$1.45	$1.21	$1.03	$1.82	$2.33	$1.96	$1.75	$1.35
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

FTVIPT Franklin Income Securities Fund – Class 2 (06/19/2006)
Accumulation unit value at beginning of period	$1.19	$1.18	$1.06	$0.79	$1.14	$1.12	$1.00	—	—	—
Accumulation unit value at end of period	$1.32	$1.19	$1.18	$1.06	$0.79	$1.14	$1.12	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

FTVIPT Franklin Rising Dividends Securities Fund – Class 2 (06/19/2006)
Accumulation unit value at beginning of period	$1.12	$1.07	$0.90	$0.78	$1.08	$1.12	$1.00	—	—	—
Accumulation unit value at end of period	$1.23	$1.12	$1.07	$0.90	$0.78	$1.08	$1.12	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

FTVIPT Franklin Small Cap Value Securities Fund – Class 2 (03/17/2003)
Accumulation unit value at beginning of period	$2.17	$2.29	$1.81	$1.42	$2.15	$2.23	$1.94	$1.81	$1.48	$1.00
Accumulation unit value at end of period	$2.53	$2.17	$2.29	$1.81	$1.42	$2.15	$2.23	$1.94	$1.81	$1.48
Number of accumulation units outstanding at end of period (000 omitted)	2	2	2	9	9	9	9	2	2	2

FTVIPT Franklin Small-Mid Cap Growth Securities Fund – Class 2 (03/17/2003)
Accumulation unit value at beginning of period	$1.86	$1.98	$1.57	$1.11	$1.96	$1.78	$1.66	$1.61	$1.47	$1.00
Accumulation unit value at end of period	$2.03	$1.86	$1.98	$1.57	$1.11	$1.96	$1.78	$1.66	$1.61	$1.47
Number of accumulation units outstanding at end of period (000 omitted)	16	16	16	16	16	15	8	8	8	3

FTVIPT Mutual Shares Securities Fund – Class 2 (03/17/2003)
Accumulation unit value at beginning of period	$1.52	$1.55	$1.42	$1.14	$1.84	$1.80	$1.54	$1.41	$1.27	$1.00
Accumulation unit value at end of period	$1.71	$1.52	$1.55	$1.42	$1.14	$1.84	$1.80	$1.54	$1.41	$1.27
Number of accumulation units outstanding at end of period (000 omitted)	161	162	186	214	267	320	471	412	403	134

FTVIPT Templeton Foreign Securities Fund – Class 2 (03/17/2003)
Accumulation unit value at beginning of period	$1.85	$2.10	$1.96	$1.45	$2.47	$2.17	$1.81	$1.67	$1.43	$1.00
Accumulation unit value at end of period	$2.15	$1.85	$2.10	$1.96	$1.45	$2.47	$2.17	$1.81	$1.67	$1.43
Number of accumulation units outstanding at end of period (000 omitted)	1	1	9	12	13	14	14	16	17	2

FTVIPT Templeton Global Bond Securities Fund – Class 2 (06/19/2006)
Accumulation unit value at beginning of period	$1.58	$1.62	$1.43	$1.22	$1.17	$1.07	$1.00	—	—	—
Accumulation unit value at end of period	$1.79	$1.58	$1.62	$1.43	$1.22	$1.17	$1.07	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	18	18	18	191	171	206	131	—	—	—

FTVIPT Templeton Growth Securities Fund – Class 2 (06/19/2006)
Accumulation unit value at beginning of period	$0.85	$0.92	$0.87	$0.67	$1.19	$1.17	$1.00	—	—	—
Accumulation unit value at end of period	$1.01	$0.85	$0.92	$0.87	$0.67	$1.19	$1.17	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares (06/19/2006)
Accumulation unit value at beginning of period	$1.07	$1.16	$0.94	$0.72	$1.16	$1.14	$1.00	—	—	—
Accumulation unit value at end of period	$1.25	$1.07	$1.16	$0.94	$0.72	$1.16	$1.14	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	18	18	18	147	163	165	136	—	—	—

Goldman Sachs VIT Structured U.S. Equity Fund – Institutional Shares (05/01/2007)
Accumulation unit value at beginning of period	$0.80	$0.78	$0.70	$0.58	$0.94	$1.00	—	—	—	—
Accumulation unit value at end of period	$0.90	$0.80	$0.78	$0.70	$0.58	$0.94	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Invesco V.I. Core Equity Fund, Series I Shares (11/04/1998)
Accumulation unit value at beginning of period	$1.27	$1.28	$1.19	$0.94	$1.36	$1.28	$1.11	$1.07	$1.00	$0.81
Accumulation unit value at end of period	$1.42	$1.27	$1.28	$1.19	$0.94	$1.36	$1.28	$1.11	$1.07	$1.00
Number of accumulation units outstanding at end of period (000 omitted)	315	331	365	391	444	591	719	540	627	775

Invesco V.I. Core Equity Fund, Series II Shares (04/28/2006)
Accumulation unit value at beginning of period	$1.05	$1.07	$1.00	$0.79	$1.15	$1.08	$1.00	—	—	—
Accumulation unit value at end of period	$1.18	$1.05	$1.07	$1.00	$0.79	$1.15	$1.08	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

 60  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Variable account charges of 1.40% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003

Invesco V.I. Global Health Care Fund, Series II Shares (05/01/2007)
Accumulation unit value at beginning of period	$0.96	$0.94	$0.91	$0.72	$1.03	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.14	$0.96	$0.94	$0.91	$0.72	$1.03	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Invesco V.I. International Growth Fund, Series I Shares (11/04/1998)
Accumulation unit value at beginning of period	$1.50	$1.63	$1.46	$1.10	$1.87	$1.65	$1.31	$1.12	$0.92	$0.72
Accumulation unit value at end of period	$1.71	$1.50	$1.63	$1.46	$1.10	$1.87	$1.65	$1.31	$1.12	$0.92
Number of accumulation units outstanding at end of period (000 omitted)	22	24	26	35	53	77	103	154	207	258

Invesco V.I. International Growth Fund, Series II Shares (05/01/2007)
Accumulation unit value at beginning of period	$0.83	$0.90	$0.81	$0.61	$1.04	$1.00	—	—	—	—
Accumulation unit value at end of period	$0.94	$0.83	$0.90	$0.81	$0.61	$1.04	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	418	183	120	—	—	—	—

Invesco V.I. Mid Cap Core Equity Fund, Series II Shares (06/19/2006)
Accumulation unit value at beginning of period	$1.10	$1.19	$1.07	$0.83	$1.18	$1.10	$1.00	—	—	—
Accumulation unit value at end of period	$1.20	$1.10	$1.19	$1.07	$0.83	$1.18	$1.10	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Invesco V.I. American Franchise Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$0.96	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Invesco V.I. Comstock Fund, Series II Shares (06/19/2006)
Accumulation unit value at beginning of period	$0.96	$0.99	$0.87	$0.69	$1.08	$1.13	$1.00	—	—	—
Accumulation unit value at end of period	$1.12	$0.96	$0.99	$0.87	$0.69	$1.08	$1.13	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	32	32	32	204	248	205	214	—	—	—

Invesco V.I. Mid Cap Growth Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$0.97	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Invesco V.I. Value Opportunities Fund, Series II Shares (03/17/2003)
Accumulation unit value at beginning of period	$1.27	$1.34	$1.27	$0.87	$1.84	$1.84	$1.65	$1.59	$1.45	$1.00
Accumulation unit value at end of period	$1.48	$1.27	$1.34	$1.27	$0.87	$1.84	$1.84	$1.65	$1.59	$1.45
Number of accumulation units outstanding at end of period (000 omitted)	—	—	28	28	28	31	34	37	38	29

Janus Aspen Series Balanced Portfolio: Institutional Shares (11/04/1998)
Accumulation unit value at beginning of period	$2.03	$2.02	$1.89	$1.53	$1.84	$1.69	$1.54	$1.45	$1.36	$1.21
Accumulation unit value at end of period	$2.27	$2.03	$2.02	$1.89	$1.53	$1.84	$1.69	$1.54	$1.45	$1.36
Number of accumulation units outstanding at end of period (000 omitted)	259	273	372	420	653	1,090	1,482	2,071	2,464	2,892

Janus Aspen Series Janus Portfolio: Service Shares (05/01/2007)
Accumulation unit value at beginning of period	$0.88	$0.95	$0.84	$0.63	$1.06	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.03	$0.88	$0.95	$0.84	$0.63	$1.06	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	464	387	322	—	—	—	—

Janus Aspen Series Global Research Portfolio: Institutional Shares (11/04/1998)
Accumulation unit value at beginning of period	$1.02	$1.20	$1.05	$0.77	$1.41	$1.31	$1.12	$1.07	$1.04	$0.85
Accumulation unit value at end of period	$1.21	$1.02	$1.20	$1.05	$0.77	$1.41	$1.31	$1.12	$1.07	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	123	127	133	154	189	299	369	468	558	636

ClearBridge Variable Small Cap Growth Portfolio – Class I (05/01/2007)
Accumulation unit value at beginning of period	$1.05	$1.05	$0.85	$0.60	$1.03	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.23	$1.05	$1.05	$0.85	$0.60	$1.03	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

MFS® Investors Growth Stock Series – Service Class (03/17/2003)
Accumulation unit value at beginning of period	$1.50	$1.51	$1.37	$1.00	$1.60	$1.47	$1.38	$1.35	$1.25	$1.00
Accumulation unit value at end of period	$1.72	$1.50	$1.51	$1.37	$1.00	$1.60	$1.47	$1.38	$1.35	$1.25
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

MFS® New Discovery Series – Service Class (03/17/2003)
Accumulation unit value at beginning of period	$1.94	$2.19	$1.64	$1.02	$1.71	$1.69	$1.52	$1.47	$1.40	$1.00
Accumulation unit value at end of period	$2.31	$1.94	$2.19	$1.64	$1.02	$1.71	$1.69	$1.52	$1.47	$1.40
Number of accumulation units outstanding at end of period (000 omitted)	11	17	18	16	16	15	15	15	15	—

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  61

Variable account charges of 1.40% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003

MFS® Total Return Series – Service Class (03/17/2003)
Accumulation unit value at beginning of period	$1.41	$1.41	$1.30	$1.12	$1.46	$1.43	$1.30	$1.28	$1.17	$1.00
Accumulation unit value at end of period	$1.54	$1.41	$1.41	$1.30	$1.12	$1.46	$1.43	$1.30	$1.28	$1.17
Number of accumulation units outstanding at end of period (000 omitted)	21	21	45	60	62	67	70	77	79	13

MFS® Utilities Series – Service Class (03/17/2003)
Accumulation unit value at beginning of period	$3.00	$2.86	$2.56	$1.95	$3.18	$2.53	$1.96	$1.70	$1.33	$1.00
Accumulation unit value at end of period	$3.35	$3.00	$2.86	$2.56	$1.95	$3.18	$2.53	$1.96	$1.70	$1.33
Number of accumulation units outstanding at end of period (000 omitted)	—	2	2	2	2	2	2	2	2	—

Morgan Stanley UIF Global Real Estate Portfolio, Class II Shares (05/01/2007)
Accumulation unit value at beginning of period	$0.69	$0.78	$0.65	$0.47	$0.85	$1.00	—	—	—	—
Accumulation unit value at end of period	$0.89	$0.69	$0.78	$0.65	$0.47	$0.85	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	113	125	73	—	—	—	—

Morgan Stanley UIF Mid Cap Growth Portfolio, Class II Shares (05/01/2007)
Accumulation unit value at beginning of period	$1.09	$1.19	$0.91	$0.59	$1.12	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.17	$1.09	$1.19	$0.91	$0.59	$1.12	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Morgan Stanley UIF U.S. Real Estate Portfolio, Class II Shares (06/19/2006)
Accumulation unit value at beginning of period	$1.03	$0.99	$0.78	$0.61	$1.00	$1.23	$1.00	—	—	—
Accumulation unit value at end of period	$1.18	$1.03	$0.99	$0.78	$0.61	$1.00	$1.23	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Oppenheimer Capital Appreciation Fund/VA (11/04/1998)
Accumulation unit value at beginning of period	$1.32	$1.36	$1.26	$0.88	$1.64	$1.46	$1.37	$1.32	$1.26	$0.97
Accumulation unit value at end of period	$1.49	$1.32	$1.36	$1.26	$0.88	$1.64	$1.46	$1.37	$1.32	$1.26
Number of accumulation units outstanding at end of period (000 omitted)	117	117	133	144	198	320	418	524	586	633

Oppenheimer Capital Appreciation Fund/VA, Service Shares (03/17/2003)
Accumulation unit value at beginning of period	$1.40	$1.44	$1.34	$0.94	$1.76	$1.57	$1.48	$1.43	$1.36	$1.00
Accumulation unit value at end of period	$1.57	$1.40	$1.44	$1.34	$0.94	$1.76	$1.57	$1.48	$1.43	$1.36
Number of accumulation units outstanding at end of period (000 omitted)	20	25	49	59	66	145	171	183	169	8

Oppenheimer Global Fund/VA, Service Shares (03/17/2003)
Accumulation unit value at beginning of period	$2.05	$2.27	$1.99	$1.45	$2.46	$2.35	$2.03	$1.81	$1.54	$1.00
Accumulation unit value at end of period	$2.44	$2.05	$2.27	$1.99	$1.45	$2.46	$2.35	$2.03	$1.81	$1.54
Number of accumulation units outstanding at end of period (000 omitted)	4	4	8	13	14	18	26	29	32	—

Oppenheimer Global Strategic Income Fund/VA (10/26/2012)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.02	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	13	—	—	—	—	—	—	—	—	—

Oppenheimer Global Strategic Income Fund/VA, Service Shares (03/17/2003)
Accumulation unit value at beginning of period	$1.54	$1.55	$1.37	$1.17	$1.39	$1.29	$1.22	$1.21	$1.13	$1.00
Accumulation unit value at end of period	$1.72	$1.54	$1.55	$1.37	$1.17	$1.39	$1.29	$1.22	$1.21	$1.13
Number of accumulation units outstanding at end of period (000 omitted)	149	149	152	447	442	577	463	401	371	141

Oppenheimer Main Street Small Cap Fund®/VA, Service Shares (03/17/2003)
Accumulation unit value at beginning of period	$2.06	$2.14	$1.76	$1.31	$2.14	$2.20	$1.94	$1.80	$1.53	$1.00
Accumulation unit value at end of period	$2.39	$2.06	$2.14	$1.76	$1.31	$2.14	$2.20	$1.94	$1.80	$1.53
Number of accumulation units outstanding at end of period (000 omitted)	4	7	31	53	59	72	100	111	111	3

PIMCO VIT All Asset Portfolio, Advisor Class (05/01/2007)
Accumulation unit value at beginning of period	$1.15	$1.14	$1.03	$0.86	$1.03	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.30	$1.15	$1.14	$1.03	$0.86	$1.03	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	212	301	304	—	—	—	—

Putnam VT Diversified Income Fund – Class IA Shares (10/27/1997)
Accumulation unit value at beginning of period	$1.63	$1.71	$1.53	$1.00	$1.48	$1.44	$1.37	$1.34	$1.24	$1.05
Accumulation unit value at end of period	$1.80	$1.63	$1.71	$1.53	$1.00	$1.48	$1.44	$1.37	$1.34	$1.24
Number of accumulation units outstanding at end of period (000 omitted)	26	30	32	40	50	69	78	117	240	290

Putnam VT Diversified Income Fund – Class IB Shares (11/04/1998)
Accumulation unit value at beginning of period	$1.67	$1.75	$1.57	$1.03	$1.50	$1.46	$1.40	$1.37	$1.28	$1.08
Accumulation unit value at end of period	$1.83	$1.67	$1.75	$1.57	$1.03	$1.50	$1.46	$1.40	$1.37	$1.28
Number of accumulation units outstanding at end of period (000 omitted)	34	37	39	63	96	158	275	358	412	451

 62  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Variable account charges of 1.40% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003

Putnam VT Global Health Care Fund – Class IB Shares (06/19/2006)
Accumulation unit value at beginning of period	$1.04	$1.07	$1.06	$0.85	$1.04	$1.07	$1.00	—	—	—
Accumulation unit value at end of period	$1.26	$1.04	$1.07	$1.06	$0.85	$1.04	$1.07	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Putnam VT Growth and Income Fund – Class IA Shares (10/27/1997)
Accumulation unit value at beginning of period	$1.22	$1.29	$1.14	$0.89	$1.47	$1.58	$1.38	$1.33	$1.21	$0.96
Accumulation unit value at end of period	$1.43	$1.22	$1.29	$1.14	$0.89	$1.47	$1.58	$1.38	$1.33	$1.21
Number of accumulation units outstanding at end of period (000 omitted)	39	46	52	63	124	176	224	350	558	731

Putnam VT Growth and Income Fund – Class IB Shares (11/04/1998)
Accumulation unit value at beginning of period	$1.03	$1.10	$0.97	$0.76	$1.26	$1.36	$1.19	$1.15	$1.05	$0.83
Accumulation unit value at end of period	$1.21	$1.03	$1.10	$0.97	$0.76	$1.26	$1.36	$1.19	$1.15	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	138	145	164	179	249	458	727	997	1,260	1,479

Putnam VT High Yield Fund – Class IA Shares (10/27/1997)
Accumulation unit value at beginning of period	$1.70	$1.70	$1.50	$1.01	$1.39	$1.36	$1.25	$1.23	$1.12	$0.90
Accumulation unit value at end of period	$1.96	$1.70	$1.70	$1.50	$1.01	$1.39	$1.36	$1.25	$1.23	$1.12
Number of accumulation units outstanding at end of period (000 omitted)	31	38	40	48	56	88	104	170	304	390

Putnam VT High Yield Fund – Class IB Shares (11/04/1998)
Accumulation unit value at beginning of period	$1.82	$1.81	$1.61	$1.09	$1.49	$1.47	$1.35	$1.33	$1.22	$0.98
Accumulation unit value at end of period	$2.08	$1.82	$1.81	$1.61	$1.09	$1.49	$1.47	$1.35	$1.33	$1.22
Number of accumulation units outstanding at end of period (000 omitted)	42	45	46	54	70	96	125	187	207	221

Putnam VT International Equity Fund – Class IB Shares (03/17/2003)
Accumulation unit value at beginning of period	$1.43	$1.75	$1.61	$1.31	$2.37	$2.22	$1.76	$1.59	$1.39	$1.00
Accumulation unit value at end of period	$1.72	$1.43	$1.75	$1.61	$1.31	$2.37	$2.22	$1.76	$1.59	$1.39
Number of accumulation units outstanding at end of period (000 omitted)	1	1	29	29	33	34	34	34	34	30

Putnam VT Multi-Cap Growth Fund – Class IA Shares (10/27/1997)
Accumulation unit value at beginning of period	$1.14	$1.22	$1.03	$0.79	$1.30	$1.24	$1.16	$1.07	$0.98	$0.75
Accumulation unit value at end of period	$1.32	$1.14	$1.22	$1.03	$0.79	$1.30	$1.24	$1.16	$1.07	$0.98
Number of accumulation units outstanding at end of period (000 omitted)	21	24	25	32	33	57	74	123	206	261

Putnam VT Multi-Cap Growth Fund – Class IB Shares (09/24/2010)
Accumulation unit value at beginning of period	$1.06	$1.13	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.22	$1.06	$1.13	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2	2	2	—	—	—	—	—	—	—

Putnam VT Research Fund – Class IB Shares (03/17/2003)
Accumulation unit value at beginning of period	$1.41	$1.45	$1.26	$0.96	$1.59	$1.60	$1.46	$1.41	$1.33	$1.00
Accumulation unit value at end of period	$1.64	$1.41	$1.45	$1.26	$0.96	$1.59	$1.60	$1.46	$1.41	$1.33
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Putnam VT Small Cap Value Fund – Class IB Shares (06/19/2006)
Accumulation unit value at beginning of period	$0.87	$0.93	$0.75	$0.58	$0.97	$1.12	$1.00	—	—	—
Accumulation unit value at end of period	$1.01	$0.87	$0.93	$0.75	$0.58	$0.97	$1.12	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	11	11	11	11	11	11	92	—	—	—

Putnam VT Voyager Fund – Class IB Shares (11/04/1998)
Accumulation unit value at beginning of period	$1.15	$1.43	$1.20	$0.74	$1.19	$1.15	$1.10	$1.06	$1.02	$0.83
Accumulation unit value at end of period	$1.30	$1.15	$1.43	$1.20	$0.74	$1.19	$1.15	$1.10	$1.06	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	107	116	137	169	230	410	528	760	883	995

Variable Portfolio – Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.07	$1.12	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.20	$1.07	$1.12	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Variable Portfolio – Aggressive Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.07	$1.12	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.20	$1.07	$1.12	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,106	1,241	1,499	—	—	—	—	—	—	—

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund (Class 3) (06/19/2006)
Accumulation unit value at beginning of period	$1.26	$1.16	$1.13	$1.07	$1.09	$1.02	$1.00	—	—	—
Accumulation unit value at end of period	$1.31	$1.26	$1.16	$1.13	$1.07	$1.09	$1.02	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	26	26	26	365	180	219	233	—	—	—

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  63

Variable account charges of 1.40% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003

Variable Portfolio – Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.06	$1.04	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.12	$1.06	$1.04	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	95	95	—	—	—	—	—	—	—	—

Variable Portfolio – Conservative Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.06	$1.04	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.12	$1.06	$1.04	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	454	559	298	—	—	—	—	—	—	—

Variable Portfolio – Moderate Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.08	$1.09	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.18	$1.08	$1.09	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Variable Portfolio – Moderate Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.08	$1.09	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.18	$1.08	$1.09	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,700	2,763	2,817	—	—	—	—	—	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.08	$1.11	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.19	$1.08	$1.11	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.08	$1.11	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.19	$1.08	$1.11	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,171	1,173	1,542	—	—	—	—	—	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.07	$1.07	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.15	$1.07	$1.07	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.07	$1.07	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.15	$1.07	$1.07	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	215	216	102	—	—	—	—	—	—	—

Variable Portfolio – Partners Small Cap Value Fund (Class 3) (03/17/2003)
Accumulation unit value at beginning of period	$2.15	$2.29	$1.86	$1.38	$2.05	$2.19	$1.84	$1.77	$1.49	$1.00
Accumulation unit value at end of period	$2.41	$2.15	$2.29	$1.86	$1.38	$2.05	$2.19	$1.84	$1.77	$1.49
Number of accumulation units outstanding at end of period (000 omitted)	2	2	2	2	10	10	10	10	10	2

Variable Portfolio – Sit Dividend Growth Fund (Class 3) (05/01/2007)
Accumulation unit value at beginning of period	$0.81	$0.85	$0.78	$0.60	$0.99	$1.00	—	—	—	—
Accumulation unit value at end of period	$0.89	$0.81	$0.85	$0.78	$0.60	$0.99	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	586	329	247	—	—	—	—

Variable Portfolio – Victory Established Value Fund (Class 3) (06/19/2006)
Accumulation unit value at beginning of period	$1.07	$1.16	$0.97	$0.72	$1.15	$1.10	$1.00	—	—	—
Accumulation unit value at end of period	$1.24	$1.07	$1.16	$0.97	$0.72	$1.15	$1.10	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Wanger International (06/19/2006)
Accumulation unit value at beginning of period	$1.16	$1.37	$1.12	$0.76	$1.41	$1.23	$1.00	—	—	—
Accumulation unit value at end of period	$1.39	$1.16	$1.37	$1.12	$0.76	$1.41	$1.23	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	10	10	10	156	186	109	95	—	—	—

Wanger USA (06/19/2006)
Accumulation unit value at beginning of period	$1.08	$1.14	$0.93	$0.67	$1.12	$1.08	$1.00	—	—	—
Accumulation unit value at end of period	$1.28	$1.08	$1.14	$0.93	$0.67	$1.12	$1.08	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	116	84	67	19	—	—	—

 64  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Variable account charges of 1.45% of the daily net assets of the variable account.
Year ended Dec. 31,	2012	2011	2010

AllianceBernstein VPS Global Thematic Growth Portfolio (Class B) (07/19/2010)
Accumulation unit value at beginning of period	$0.96	$1.27	$1.00
Accumulation unit value at end of period	$1.07	$0.96	$1.27
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

AllianceBernstein VPS Growth and Income Portfolio (Class B) (07/19/2010)
Accumulation unit value at beginning of period	$1.22	$1.17	$1.00
Accumulation unit value at end of period	$1.41	$1.22	$1.17
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

AllianceBernstein VPS International Value Portfolio (Class B) (07/19/2010)
Accumulation unit value at beginning of period	$0.94	$1.19	$1.00
Accumulation unit value at end of period	$1.06	$0.94	$1.19
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

American Century VP Mid Cap Value, Class II (07/19/2010)
Accumulation unit value at beginning of period	$1.15	$1.18	$1.00
Accumulation unit value at end of period	$1.32	$1.15	$1.18
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

American Century VP Ultra®, Class II (07/19/2010)
Accumulation unit value at beginning of period	$1.21	$1.22	$1.00
Accumulation unit value at end of period	$1.36	$1.21	$1.22
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

American Century VP Value, Class II (07/19/2010)
Accumulation unit value at beginning of period	$1.15	$1.16	$1.00
Accumulation unit value at end of period	$1.30	$1.15	$1.16
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Columbia Variable Portfolio – Cash Management Fund (Class 3) (07/19/2010)
Accumulation unit value at beginning of period	$0.98	$0.99	$1.00
Accumulation unit value at end of period	$0.96	$0.98	$0.99
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Columbia Variable Portfolio – Diversified Bond Fund (Class 3) (07/19/2010)
Accumulation unit value at beginning of period	$1.07	$1.02	$1.00
Accumulation unit value at end of period	$1.13	$1.07	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3) (07/19/2010)
Accumulation unit value at beginning of period	$1.13	$1.21	$1.00
Accumulation unit value at end of period	$1.27	$1.13	$1.21
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Columbia Variable Portfolio – Emerging Markets Fund (Class 3) (07/19/2010)
Accumulation unit value at beginning of period	$0.95	$1.22	$1.00
Accumulation unit value at end of period	$1.13	$0.95	$1.22
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Columbia Variable Portfolio – High Income Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.02	$0.97	$1.00
Accumulation unit value at end of period	$1.15	$1.02	$0.97
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Columbia Variable Portfolio – High Yield Bond Fund (Class 3) (07/19/2010)
Accumulation unit value at beginning of period	$1.12	$1.08	$1.00
Accumulation unit value at end of period	$1.28	$1.12	$1.08
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Columbia Variable Portfolio – Income Opportunities Fund (Class 3) (07/19/2010)
Accumulation unit value at beginning of period	$1.12	$1.07	$1.00
Accumulation unit value at end of period	$1.27	$1.12	$1.07
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Columbia Variable Portfolio – International Opportunity Fund (Class 3) (07/19/2010)
Accumulation unit value at beginning of period	$1.03	$1.19	$1.00
Accumulation unit value at end of period	$1.19	$1.03	$1.19
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  65

Variable account charges of 1.45% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010

Columbia Variable Portfolio – Large Cap Growth Fund (Class 3) (07/19/2010)
Accumulation unit value at beginning of period	$1.15	$1.21	$1.00
Accumulation unit value at end of period	$1.36	$1.15	$1.21
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Columbia Variable Portfolio – Large Core Quantitative Fund (Class 3) (07/19/2010)
Accumulation unit value at beginning of period	$1.25	$1.20	$1.00
Accumulation unit value at end of period	$1.40	$1.25	$1.20
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Columbia Variable Portfolio – Marsico Growth Fund (Class 1) (07/19/2010)
Accumulation unit value at beginning of period	$1.19	$1.24	$1.00
Accumulation unit value at end of period	$1.31	$1.19	$1.24
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Columbia Variable Portfolio – Marsico International Opportunities Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.01	$1.22	$1.00
Accumulation unit value at end of period	$1.17	$1.01	$1.22
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund (Class 3) (07/19/2010)
Accumulation unit value at beginning of period	$1.14	$1.26	$1.00
Accumulation unit value at end of period	$1.33	$1.14	$1.26
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Columbia Variable Portfolio – S&P 500 Index Fund (Class 3) (07/19/2010)
Accumulation unit value at beginning of period	$1.18	$1.17	$1.00
Accumulation unit value at end of period	$1.34	$1.18	$1.17
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3) (07/19/2010)
Accumulation unit value at beginning of period	$1.00	$1.00	$1.00
Accumulation unit value at end of period	$1.00	$1.00	$1.00
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Columbia Variable Portfolio – Small Cap Value Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.17	$1.26	$1.00
Accumulation unit value at end of period	$1.28	$1.17	$1.26
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Credit Suisse Trust – Commodity Return Strategy Portfolio (07/19/2010)
Accumulation unit value at beginning of period	$1.09	$1.27	$1.00
Accumulation unit value at end of period	$1.05	$1.09	$1.27
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Dreyfus Variable Investment Fund International Equity Portfolio, Service Shares (07/19/2010)
Accumulation unit value at beginning of period	$1.00	$1.19	$1.00
Accumulation unit value at end of period	$1.21	$1.00	$1.19
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Dreyfus Variable Investment Fund International Value Portfolio, Service Shares (07/19/2010)
Accumulation unit value at beginning of period	$0.91	$1.14	$1.00
Accumulation unit value at end of period	$1.01	$0.91	$1.14
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Eaton Vance VT Floating-Rate Income Fund (07/19/2010)
Accumulation unit value at beginning of period	$1.05	$1.04	$1.00
Accumulation unit value at end of period	$1.11	$1.05	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Fidelity® VIP Contrafund® Portfolio Service Class 2 (07/19/2010)
Accumulation unit value at beginning of period	$1.15	$1.20	$1.00
Accumulation unit value at end of period	$1.32	$1.15	$1.20
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Fidelity® VIP Investment Grade Bond Portfolio Service Class 2 (07/19/2010)
Accumulation unit value at beginning of period	$1.06	$1.01	$1.00
Accumulation unit value at end of period	$1.11	$1.06	$1.01
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

 66  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Variable account charges of 1.45% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010

Fidelity® VIP Mid Cap Portfolio Service Class 2 (07/19/2010)
Accumulation unit value at beginning of period	$1.09	$1.24	$1.00
Accumulation unit value at end of period	$1.23	$1.09	$1.24
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Fidelity® VIP Overseas Portfolio Service Class 2 (07/19/2010)
Accumulation unit value at beginning of period	$1.00	$1.23	$1.00
Accumulation unit value at end of period	$1.19	$1.00	$1.23
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

FTVIPT Franklin Income Securities Fund – Class 2 (07/19/2010)
Accumulation unit value at beginning of period	$1.10	$1.09	$1.00
Accumulation unit value at end of period	$1.22	$1.10	$1.09
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

FTVIPT Templeton Global Bond Securities Fund – Class 2 (07/19/2010)
Accumulation unit value at beginning of period	$1.05	$1.07	$1.00
Accumulation unit value at end of period	$1.19	$1.05	$1.07
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

FTVIPT Templeton Growth Securities Fund – Class 2 (07/19/2010)
Accumulation unit value at beginning of period	$1.06	$1.15	$1.00
Accumulation unit value at end of period	$1.26	$1.06	$1.15
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares (07/19/2010)
Accumulation unit value at beginning of period	$1.15	$1.24	$1.00
Accumulation unit value at end of period	$1.34	$1.15	$1.24
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Goldman Sachs VIT Structured U.S. Equity Fund – Institutional Shares (07/19/2010)
Accumulation unit value at beginning of period	$1.20	$1.17	$1.00
Accumulation unit value at end of period	$1.36	$1.20	$1.17
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Invesco V.I. Global Health Care Fund, Series II Shares (07/19/2010)
Accumulation unit value at beginning of period	$1.14	$1.11	$1.00
Accumulation unit value at end of period	$1.35	$1.14	$1.11
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Invesco V.I. International Growth Fund, Series II Shares (07/19/2010)
Accumulation unit value at beginning of period	$1.07	$1.16	$1.00
Accumulation unit value at end of period	$1.21	$1.07	$1.16
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Invesco V.I. American Franchise Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$1.00	—	—
Accumulation unit value at end of period	$0.96	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Invesco V.I. Comstock Fund, Series II Shares (07/19/2010)
Accumulation unit value at beginning of period	$1.14	$1.18	$1.00
Accumulation unit value at end of period	$1.33	$1.14	$1.18
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Invesco V.I. Mid Cap Growth Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$1.00	—	—
Accumulation unit value at end of period	$0.97	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Janus Aspen Series Janus Portfolio: Service Shares (07/19/2010)
Accumulation unit value at beginning of period	$1.09	$1.17	$1.00
Accumulation unit value at end of period	$1.27	$1.09	$1.17
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

ClearBridge Variable Small Cap Growth Portfolio – Class I (07/19/2010)
Accumulation unit value at beginning of period	$1.29	$1.29	$1.00
Accumulation unit value at end of period	$1.52	$1.29	$1.29
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  67

Variable account charges of 1.45% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010

MFS® Total Return Series – Service Class (07/19/2010)
Accumulation unit value at beginning of period	$1.09	$1.09	$1.00
Accumulation unit value at end of period	$1.20	$1.09	$1.09
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

MFS® Utilities Series – Service Class (07/19/2010)
Accumulation unit value at beginning of period	$1.23	$1.17	$1.00
Accumulation unit value at end of period	$1.37	$1.23	$1.17
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Morgan Stanley UIF Global Real Estate Portfolio, Class II Shares (07/19/2010)
Accumulation unit value at beginning of period	$1.07	$1.21	$1.00
Accumulation unit value at end of period	$1.37	$1.07	$1.21
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Morgan Stanley UIF Mid Cap Growth Portfolio, Class II Shares (07/19/2010)
Accumulation unit value at beginning of period	$1.15	$1.26	$1.00
Accumulation unit value at end of period	$1.23	$1.15	$1.26
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Oppenheimer Capital Appreciation Fund/VA, Service Shares (07/19/2010)
Accumulation unit value at beginning of period	$1.16	$1.19	$1.00
Accumulation unit value at end of period	$1.30	$1.16	$1.19
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Oppenheimer Global Fund/VA, Service Shares (07/19/2010)
Accumulation unit value at beginning of period	$1.07	$1.19	$1.00
Accumulation unit value at end of period	$1.27	$1.07	$1.19
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Oppenheimer Global Strategic Income Fund/VA, Service Shares (07/19/2010)
Accumulation unit value at beginning of period	$1.06	$1.07	$1.00
Accumulation unit value at end of period	$1.18	$1.06	$1.07
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Oppenheimer Main Street Small Cap Fund®/VA, Service Shares (07/19/2010)
Accumulation unit value at beginning of period	$1.18	$1.22	$1.00
Accumulation unit value at end of period	$1.36	$1.18	$1.22
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

PIMCO VIT All Asset Portfolio, Advisor Class (07/19/2010)
Accumulation unit value at beginning of period	$1.07	$1.06	$1.00
Accumulation unit value at end of period	$1.21	$1.07	$1.06
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Variable Portfolio – Aggressive Portfolio (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.11	$1.16	$1.00
Accumulation unit value at end of period	$1.25	$1.11	$1.16
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Variable Portfolio – Aggressive Portfolio (Class 4) (07/19/2010)
Accumulation unit value at beginning of period	$1.11	$1.16	$1.00
Accumulation unit value at end of period	$1.25	$1.11	$1.16
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund (Class 3) (07/19/2010)
Accumulation unit value at beginning of period	$1.10	$1.02	$1.00
Accumulation unit value at end of period	$1.15	$1.10	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Variable Portfolio – Conservative Portfolio (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.07	$1.05	$1.00
Accumulation unit value at end of period	$1.13	$1.07	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Variable Portfolio – Conservative Portfolio (Class 4) (07/19/2010)
Accumulation unit value at beginning of period	$1.07	$1.05	$1.00
Accumulation unit value at end of period	$1.13	$1.07	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

 68  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Variable account charges of 1.45% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010

Variable Portfolio – Moderate Portfolio (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.09	$1.11	$1.00
Accumulation unit value at end of period	$1.19	$1.09	$1.11
Number of accumulation units outstanding at end of period (000 omitted)	219	121	122

Variable Portfolio – Moderate Portfolio (Class 4) (07/19/2010)
Accumulation unit value at beginning of period	$1.09	$1.11	$1.00
Accumulation unit value at end of period	$1.20	$1.09	$1.11
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.10	$1.13	$1.00
Accumulation unit value at end of period	$1.22	$1.10	$1.13
Number of accumulation units outstanding at end of period (000 omitted)	137	151	152

Variable Portfolio – Moderately Aggressive Portfolio (Class 4) (07/19/2010)
Accumulation unit value at beginning of period	$1.10	$1.13	$1.00
Accumulation unit value at end of period	$1.22	$1.10	$1.13
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.08	$1.08	$1.00
Accumulation unit value at end of period	$1.16	$1.08	$1.08
Number of accumulation units outstanding at end of period (000 omitted)	—	107	54

Variable Portfolio – Moderately Conservative Portfolio (Class 4) (07/19/2010)
Accumulation unit value at beginning of period	$1.08	$1.08	$1.00
Accumulation unit value at end of period	$1.16	$1.08	$1.08
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Variable Portfolio – Partners Small Cap Value Fund (Class 3) (07/19/2010)
Accumulation unit value at beginning of period	$1.16	$1.23	$1.00
Accumulation unit value at end of period	$1.30	$1.16	$1.23
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Variable Portfolio – Sit Dividend Growth Fund (Class 3) (07/19/2010)
Accumulation unit value at beginning of period	$1.11	$1.16	$1.00
Accumulation unit value at end of period	$1.21	$1.11	$1.16
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Variable Portfolio – Victory Established Value Fund (Class 3) (07/19/2010)
Accumulation unit value at beginning of period	$1.13	$1.23	$1.00
Accumulation unit value at end of period	$1.31	$1.13	$1.23
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Wanger International (07/19/2010)
Accumulation unit value at beginning of period	$1.02	$1.22	$1.00
Accumulation unit value at end of period	$1.23	$1.02	$1.22
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Wanger USA (07/19/2010)
Accumulation unit value at beginning of period	$1.22	$1.29	$1.00
Accumulation unit value at end of period	$1.45	$1.22	$1.29
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  69

Variable account charges of 1.50% of the daily net assets of the variable account.
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004

AllianceBernstein VPS Balanced Wealth Strategy Portfolio (Class B) (09/26/2008)
Accumulation unit value at beginning of period	$1.05	$1.09	$1.01	$0.82	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.17	$1.05	$1.09	$1.01	$0.82	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2	2	17	17	17	—	—	—	—

AllianceBernstein VPS Global Thematic Growth Portfolio (Class B) (05/01/2007)
Accumulation unit value at beginning of period	$0.79	$1.05	$0.90	$0.60	$1.15	$1.00	—	—	—
Accumulation unit value at end of period	$0.89	$0.79	$1.05	$0.90	$0.60	$1.15	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

AllianceBernstein VPS Growth and Income Portfolio (Class B) (11/15/2004)
Accumulation unit value at beginning of period	$1.02	$0.97	$0.88	$0.74	$1.27	$1.23	$1.06	$1.03	$1.00
Accumulation unit value at end of period	$1.18	$1.02	$0.97	$0.88	$0.74	$1.27	$1.23	$1.06	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

AllianceBernstein VPS International Value Portfolio (Class B) (11/15/2004)
Accumulation unit value at beginning of period	$0.83	$1.05	$1.02	$0.77	$1.68	$1.61	$1.21	$1.05	$1.00
Accumulation unit value at end of period	$0.94	$0.83	$1.05	$1.02	$0.77	$1.68	$1.61	$1.21	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	355	361	328	512	602	369	284	157	6

American Century VP Inflation Protection, Class II (11/15/2004)
Accumulation unit value at beginning of period	$1.31	$1.19	$1.15	$1.06	$1.09	$1.01	$1.01	$1.01	$1.00
Accumulation unit value at end of period	$1.38	$1.31	$1.19	$1.15	$1.06	$1.09	$1.01	$1.01	$1.01
Number of accumulation units outstanding at end of period (000 omitted)	239	259	352	335	326	435	421	264	13

American Century VP International, Class II (11/15/2004)
Accumulation unit value at beginning of period	$1.16	$1.34	$1.20	$0.91	$1.68	$1.45	$1.18	$1.06	$1.00
Accumulation unit value at end of period	$1.38	$1.16	$1.34	$1.20	$0.91	$1.68	$1.45	$1.18	$1.06
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

American Century VP Mid Cap Value, Class II (05/01/2007)
Accumulation unit value at beginning of period	$0.98	$1.00	$0.85	$0.67	$0.90	$1.00	—	—	—
Accumulation unit value at end of period	$1.12	$0.98	$1.00	$0.85	$0.67	$0.90	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

American Century VP Ultra®, Class II (11/15/2004)
Accumulation unit value at beginning of period	$1.01	$1.02	$0.89	$0.67	$1.17	$0.98	$1.03	$1.03	$1.00
Accumulation unit value at end of period	$1.13	$1.01	$1.02	$0.89	$0.67	$1.17	$0.98	$1.03	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	392	427	473	566	562	537	685	259	9

American Century VP Value, Class II (11/15/2004)
Accumulation unit value at beginning of period	$1.10	$1.10	$0.99	$0.84	$1.17	$1.25	$1.07	$1.04	$1.00
Accumulation unit value at end of period	$1.24	$1.10	$1.10	$0.99	$0.84	$1.17	$1.25	$1.07	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	42	42	42	42	42	42	—	—	—

Columbia Variable Portfolio – Cash Management Fund (Class 3) (11/15/2004)
Accumulation unit value at beginning of period	$1.04	$1.05	$1.07	$1.08	$1.07	$1.04	$1.01	$1.00	$1.00
Accumulation unit value at end of period	$1.02	$1.04	$1.05	$1.07	$1.08	$1.07	$1.04	$1.01	$1.00
Number of accumulation units outstanding at end of period (000 omitted)	3	5	5	387	316	305	8	4	—

Columbia Variable Portfolio – Diversified Bond Fund (Class 3) (11/15/2004)
Accumulation unit value at beginning of period	$1.26	$1.20	$1.12	$0.99	$1.08	$1.04	$1.01	$1.00	$1.00
Accumulation unit value at end of period	$1.33	$1.26	$1.20	$1.12	$0.99	$1.08	$1.04	$1.01	$1.00
Number of accumulation units outstanding at end of period (000 omitted)	36	57	72	720	736	591	402	—	—

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3) (11/15/2004)
Accumulation unit value at beginning of period	$1.17	$1.25	$1.08	$0.86	$1.47	$1.38	$1.17	$1.05	$1.00
Accumulation unit value at end of period	$1.31	$1.17	$1.25	$1.08	$0.86	$1.47	$1.38	$1.17	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	490	530	562	1,179	1,137	826	650	259	—

Columbia Variable Portfolio – Emerging Markets Fund (Class 3) (11/15/2004)
Accumulation unit value at beginning of period	$1.84	$2.36	$2.00	$1.17	$2.56	$1.88	$1.43	$1.08	$1.00
Accumulation unit value at end of period	$2.18	$1.84	$2.36	$2.00	$1.17	$2.56	$1.88	$1.43	$1.08
Number of accumulation units outstanding at end of period (000 omitted)	119	129	118	209	297	181	188	103	4

Columbia Variable Portfolio – High Income Fund (Class 2) (04/28/2006)
Accumulation unit value at beginning of period	$1.30	$1.24	$1.12	$0.79	$1.07	$1.07	$1.00	—	—
Accumulation unit value at end of period	$1.47	$1.30	$1.24	$1.12	$0.79	$1.07	$1.07	—	—
Number of accumulation units outstanding at end of period (000 omitted)	46	56	59	59	76	79	132	—	—

 70  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Variable account charges of 1.50% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004

Columbia Variable Portfolio – High Yield Bond Fund (Class 3) (11/15/2004)
Accumulation unit value at beginning of period	$1.48	$1.42	$1.27	$0.84	$1.13	$1.13	$1.03	$1.01	$1.00
Accumulation unit value at end of period	$1.69	$1.48	$1.42	$1.27	$0.84	$1.13	$1.13	$1.03	$1.01
Number of accumulation units outstanding at end of period (000 omitted)	21	26	28	28	40	39	34	11	—

Columbia Variable Portfolio – Income Opportunities Fund (Class 3) (11/15/2004)
Accumulation unit value at beginning of period	$1.44	$1.38	$1.24	$0.88	$1.10	$1.09	$1.02	$1.01	$1.00
Accumulation unit value at end of period	$1.63	$1.44	$1.38	$1.24	$0.88	$1.10	$1.09	$1.02	$1.01
Number of accumulation units outstanding at end of period (000 omitted)	26	28	33	360	269	201	121	—	—

Columbia Variable Portfolio – International Opportunity Fund (Class 3) (11/15/2004)
Accumulation unit value at beginning of period	$1.15	$1.33	$1.19	$0.95	$1.61	$1.45	$1.19	$1.06	$1.00
Accumulation unit value at end of period	$1.33	$1.15	$1.33	$1.19	$0.95	$1.61	$1.45	$1.19	$1.06
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Large Cap Growth Fund (Class 3) (11/15/2004)
Accumulation unit value at beginning of period	$1.00	$1.05	$0.91	$0.67	$1.23	$1.21	$1.11	$1.03	$1.00
Accumulation unit value at end of period	$1.18	$1.00	$1.05	$0.91	$0.67	$1.23	$1.21	$1.11	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Large Core Quantitative Fund (Class 3) (11/15/2004)
Accumulation unit value at beginning of period	$1.04	$1.00	$0.86	$0.71	$1.24	$1.22	$1.08	$1.03	$1.00
Accumulation unit value at end of period	$1.16	$1.04	$1.00	$0.86	$0.71	$1.24	$1.22	$1.08	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	71	92	98	100	91	85	120	122	18

Columbia Variable Portfolio – Marsico Growth Fund (Class 1) (05/01/2007)
Accumulation unit value at beginning of period	$0.96	$1.00	$0.84	$0.67	$1.12	$1.00	—	—	—
Accumulation unit value at end of period	$1.06	$0.96	$1.00	$0.84	$0.67	$1.12	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	3	14	651	508	256	—	—	—

Columbia Variable Portfolio – Marsico International Opportunities Fund (Class 2) (05/01/2007)
Accumulation unit value at beginning of period	$0.72	$0.88	$0.78	$0.58	$1.14	$1.00	—	—	—
Accumulation unit value at end of period	$0.84	$0.72	$0.88	$0.78	$0.58	$1.14	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Class 3) (11/15/2004)
Accumulation unit value at beginning of period	$1.13	$1.35	$1.09	$0.68	$1.24	$1.11	$1.13	$1.04	$1.00
Accumulation unit value at end of period	$1.24	$1.13	$1.35	$1.09	$0.68	$1.24	$1.11	$1.13	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund (Class 3) (05/01/2007)
Accumulation unit value at beginning of period	$0.81	$0.90	$0.75	$0.54	$1.00	$1.00	—	—	—
Accumulation unit value at end of period	$0.95	$0.81	$0.90	$0.75	$0.54	$1.00	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	5	5	5	—	—	—	—	—	—

Columbia Variable Portfolio – S&P 500 Index Fund (Class 3) (11/15/2004)
Accumulation unit value at beginning of period	$1.08	$1.07	$0.95	$0.77	$1.24	$1.19	$1.05	$1.02	$1.00
Accumulation unit value at end of period	$1.22	$1.08	$1.07	$0.95	$0.77	$1.24	$1.19	$1.05	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	—	—	15	16	14	12	13	13	—

Columbia Variable Portfolio – Select Large-Cap Value Fund (Class 3) (11/15/2004)
Accumulation unit value at beginning of period	$1.04	$1.07	$0.91	$0.73	$1.22	$1.25	$1.06	$1.03	$1.00
Accumulation unit value at end of period	$1.21	$1.04	$1.07	$0.91	$0.73	$1.22	$1.25	$1.06	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3) (11/15/2004)
Accumulation unit value at beginning of period	$1.08	$1.08	$1.06	$1.02	$1.07	$1.03	$1.00	$1.00	$1.00
Accumulation unit value at end of period	$1.08	$1.08	$1.08	$1.06	$1.02	$1.07	$1.03	$1.00	$1.00
Number of accumulation units outstanding at end of period (000 omitted)	6	12	12	87	52	45	20	9	—

Columbia Variable Portfolio – Small Cap Value Fund (Class 2) (11/15/2004)
Accumulation unit value at beginning of period	$1.24	$1.34	$1.08	$0.88	$1.24	$1.29	$1.10	$1.06	$1.00
Accumulation unit value at end of period	$1.36	$1.24	$1.34	$1.08	$0.88	$1.24	$1.29	$1.10	$1.06
Number of accumulation units outstanding at end of period (000 omitted)	—	1	7	369	303	188	—	—	—

Credit Suisse Trust – Commodity Return Strategy Portfolio (05/01/2007)
Accumulation unit value at beginning of period	$0.84	$0.97	$0.85	$0.72	$1.10	$1.00	—	—	—
Accumulation unit value at end of period	$0.81	$0.84	$0.97	$0.85	$0.72	$1.10	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  71

Variable account charges of 1.50% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004

Dreyfus Investment Portfolios MidCap Stock Portfolio, Service Shares (11/15/2004)
Accumulation unit value at beginning of period	$1.14	$1.16	$0.93	$0.69	$1.18	$1.18	$1.12	$1.04	$1.00
Accumulation unit value at end of period	$1.34	$1.14	$1.16	$0.93	$0.69	$1.18	$1.18	$1.12	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	—	—	15	16	13	12	13	12	—

Dreyfus Investment Portfolios Technology Growth Portfolio, Service Shares (11/15/2004)
Accumulation unit value at beginning of period	$1.25	$1.38	$1.08	$0.70	$1.21	$1.07	$1.04	$1.02	$1.00
Accumulation unit value at end of period	$1.42	$1.25	$1.38	$1.08	$0.70	$1.21	$1.07	$1.04	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	74	79	82	112	127	120	148	60	2

Dreyfus Variable Investment Fund Appreciation Portfolio, Service Shares (11/15/2004)
Accumulation unit value at beginning of period	$1.28	$1.19	$1.05	$0.87	$1.26	$1.20	$1.05	$1.02	$1.00
Accumulation unit value at end of period	$1.38	$1.28	$1.19	$1.05	$0.87	$1.26	$1.20	$1.05	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Dreyfus Variable Investment Fund International Equity Portfolio, Service Shares (05/01/2007)
Accumulation unit value at beginning of period	$0.69	$0.82	$0.76	$0.62	$1.09	$1.00	—	—	—
Accumulation unit value at end of period	$0.84	$0.69	$0.82	$0.76	$0.62	$1.09	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Dreyfus Variable Investment Fund International Value Portfolio, Service Shares (11/15/2004)
Accumulation unit value at beginning of period	$0.93	$1.16	$1.13	$0.88	$1.42	$1.39	$1.15	$1.05	$1.00
Accumulation unit value at end of period	$1.03	$0.93	$1.16	$1.13	$0.88	$1.42	$1.39	$1.15	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Eaton Vance VT Floating-Rate Income Fund (05/01/2007)
Accumulation unit value at beginning of period	$1.09	$1.08	$1.00	$0.71	$0.98	$1.00	—	—	—
Accumulation unit value at end of period	$1.15	$1.09	$1.08	$1.00	$0.71	$0.98	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	24	26	26	222	184	107	—	—	—

Fidelity® VIP Contrafund® Portfolio Service Class 2 (11/15/2004)
Accumulation unit value at beginning of period	$1.25	$1.31	$1.13	$0.85	$1.50	$1.30	$1.19	$1.03	$1.00
Accumulation unit value at end of period	$1.43	$1.25	$1.31	$1.13	$0.85	$1.50	$1.30	$1.19	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	944	1,011	1,066	1,329	1,577	1,407	1,303	722	11

Fidelity® VIP Growth Portfolio Service Class 2 (11/15/2004)
Accumulation unit value at beginning of period	$1.09	$1.11	$0.91	$0.72	$1.39	$1.11	$1.06	$1.02	$1.00
Accumulation unit value at end of period	$1.23	$1.09	$1.11	$0.91	$0.72	$1.39	$1.11	$1.06	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Fidelity® VIP Investment Grade Bond Portfolio Service Class 2 (11/15/2004)
Accumulation unit value at beginning of period	$1.28	$1.22	$1.15	$1.01	$1.06	$1.03	$1.01	$1.00	$1.00
Accumulation unit value at end of period	$1.33	$1.28	$1.22	$1.15	$1.01	$1.06	$1.03	$1.01	$1.00
Number of accumulation units outstanding at end of period (000 omitted)	211	234	256	504	509	526	288	139	7

Fidelity® VIP Mid Cap Portfolio Service Class 2 (11/15/2004)
Accumulation unit value at beginning of period	$1.40	$1.60	$1.26	$0.92	$1.54	$1.36	$1.23	$1.05	$1.00
Accumulation unit value at end of period	$1.59	$1.40	$1.60	$1.26	$0.92	$1.54	$1.36	$1.23	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	120	126	128	294	365	251	188	78	—

Fidelity® VIP Overseas Portfolio Service Class 2 (11/15/2004)
Accumulation unit value at beginning of period	$1.02	$1.25	$1.13	$0.91	$1.64	$1.43	$1.23	$1.05	$1.00
Accumulation unit value at end of period	$1.21	$1.02	$1.25	$1.13	$0.91	$1.64	$1.43	$1.23	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	24	31	28	34	34	29	49	37	6

FTVIPT Franklin Income Securities Fund – Class 2 (11/15/2004)
Accumulation unit value at beginning of period	$1.27	$1.26	$1.14	$0.85	$1.23	$1.20	$1.03	$1.03	$1.00
Accumulation unit value at end of period	$1.41	$1.27	$1.26	$1.14	$0.85	$1.23	$1.20	$1.03	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	1	1	1	1	1	1	1	1	—

FTVIPT Franklin Rising Dividends Securities Fund – Class 2 (11/15/2004)
Accumulation unit value at beginning of period	$1.19	$1.14	$0.96	$0.83	$1.16	$1.21	$1.05	$1.03	$1.00
Accumulation unit value at end of period	$1.31	$1.19	$1.14	$0.96	$0.83	$1.16	$1.21	$1.05	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

FTVIPT Franklin Small-Mid Cap Growth Securities Fund – Class 2 (11/15/2004)
Accumulation unit value at beginning of period	$1.17	$1.25	$0.99	$0.70	$1.24	$1.13	$1.06	$1.02	$1.00
Accumulation unit value at end of period	$1.28	$1.17	$1.25	$0.99	$0.70	$1.24	$1.13	$1.06	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	4	5	5	5	5	5	5	5	—

 72  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Variable account charges of 1.50% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004

FTVIPT Mutual Shares Securities Fund – Class 2 (11/15/2004)
Accumulation unit value at beginning of period	$1.11	$1.14	$1.04	$0.83	$1.35	$1.32	$1.13	$1.04	$1.00
Accumulation unit value at end of period	$1.25	$1.11	$1.14	$1.04	$0.83	$1.35	$1.32	$1.13	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	8	11	16	50	48	44	114	2	—

FTVIPT Templeton Global Bond Securities Fund – Class 2 (11/15/2004)
Accumulation unit value at beginning of period	$1.63	$1.67	$1.48	$1.27	$1.21	$1.11	$1.00	$1.05	$1.00
Accumulation unit value at end of period	$1.85	$1.63	$1.67	$1.48	$1.27	$1.21	$1.11	$1.00	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	89	102	108	325	327	339	265	69	5

FTVIPT Templeton Growth Securities Fund – Class 2 (11/15/2004)
Accumulation unit value at beginning of period	$0.96	$1.05	$0.99	$0.77	$1.35	$1.34	$1.12	$1.04	$1.00
Accumulation unit value at end of period	$1.15	$0.96	$1.05	$0.99	$0.77	$1.35	$1.34	$1.12	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares (11/15/2004)
Accumulation unit value at beginning of period	$1.25	$1.35	$1.10	$0.84	$1.35	$1.33	$1.16	$1.04	$1.00
Accumulation unit value at end of period	$1.46	$1.25	$1.35	$1.10	$0.84	$1.35	$1.33	$1.16	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	235	259	270	451	487	440	366	189	6

Goldman Sachs VIT Structured U.S. Equity Fund – Institutional Shares (05/01/2007)
Accumulation unit value at beginning of period	$0.79	$0.77	$0.69	$0.58	$0.94	$1.00	—	—	—
Accumulation unit value at end of period	$0.89	$0.79	$0.77	$0.69	$0.58	$0.94	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Invesco V.I. Global Health Care Fund, Series II Shares (05/01/2007)
Accumulation unit value at beginning of period	$0.96	$0.94	$0.91	$0.72	$1.03	$1.00	—	—	—
Accumulation unit value at end of period	$1.14	$0.96	$0.94	$0.91	$0.72	$1.03	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Invesco V.I. International Growth Fund, Series II Shares (05/01/2007)
Accumulation unit value at beginning of period	$0.82	$0.90	$0.81	$0.61	$1.04	$1.00	—	—	—
Accumulation unit value at end of period	$0.94	$0.82	$0.90	$0.81	$0.61	$1.04	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	2	8	506	258	116	—	—	—

Invesco V.I. Mid Cap Core Equity Fund, Series II Shares (11/15/2004)
Accumulation unit value at beginning of period	$1.18	$1.28	$1.15	$0.90	$1.27	$1.18	$1.08	$1.03	$1.00
Accumulation unit value at end of period	$1.29	$1.18	$1.28	$1.15	$0.90	$1.27	$1.18	$1.08	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	11	14	14	14	14	16	22	22	3

Invesco V.I. American Franchise Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$0.96	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Invesco V.I. Comstock Fund, Series II Shares (11/15/2004)
Accumulation unit value at beginning of period	$1.02	$1.06	$0.93	$0.74	$1.16	$1.21	$1.06	$1.03	$1.00
Accumulation unit value at end of period	$1.20	$1.02	$1.06	$0.93	$0.74	$1.16	$1.21	$1.06	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	659	760	805	1,089	1,157	1,039	926	445	16

Invesco V.I. Mid Cap Growth Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$0.97	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Invesco V.I. Value Opportunities Fund, Series II Shares (11/15/2004)
Accumulation unit value at beginning of period	$0.82	$0.86	$0.82	$0.56	$1.19	$1.19	$1.07	$1.03	$1.00
Accumulation unit value at end of period	$0.95	$0.82	$0.86	$0.82	$0.56	$1.19	$1.19	$1.07	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	53	76	84	78	82	66	83	84	11

Janus Aspen Series Janus Portfolio: Service Shares (05/01/2007)
Accumulation unit value at beginning of period	$0.88	$0.94	$0.84	$0.62	$1.05	$1.00	—	—	—
Accumulation unit value at end of period	$1.02	$0.88	$0.94	$0.84	$0.62	$1.05	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	2	14	563	530	319	—	—	—

ClearBridge Variable Small Cap Growth Portfolio – Class I (05/01/2007)
Accumulation unit value at beginning of period	$1.04	$1.04	$0.85	$0.60	$1.03	$1.00	—	—	—
Accumulation unit value at end of period	$1.23	$1.04	$1.04	$0.85	$0.60	$1.03	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  73

Variable account charges of 1.50% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004

MFS® Investors Growth Stock Series – Service Class (11/15/2004)
Accumulation unit value at beginning of period	$1.14	$1.15	$1.04	$0.76	$1.23	$1.12	$1.06	$1.03	$1.00
Accumulation unit value at end of period	$1.31	$1.14	$1.15	$1.04	$0.76	$1.23	$1.12	$1.06	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

MFS® New Discovery Series – Service Class (11/15/2004)
Accumulation unit value at beginning of period	$1.36	$1.55	$1.15	$0.72	$1.21	$1.20	$1.08	$1.04	$1.00
Accumulation unit value at end of period	$1.62	$1.36	$1.55	$1.15	$0.72	$1.21	$1.20	$1.08	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

MFS® Total Return Series – Service Class (11/15/2004)
Accumulation unit value at beginning of period	$1.12	$1.12	$1.03	$0.89	$1.16	$1.14	$1.03	$1.02	$1.00
Accumulation unit value at end of period	$1.22	$1.12	$1.12	$1.03	$0.89	$1.16	$1.14	$1.03	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	2	2	2	2	2	2	2	2	—

MFS® Utilities Series – Service Class (11/15/2004)
Accumulation unit value at beginning of period	$1.86	$1.77	$1.58	$1.21	$1.97	$1.57	$1.22	$1.06	$1.00
Accumulation unit value at end of period	$2.07	$1.86	$1.77	$1.58	$1.21	$1.97	$1.57	$1.22	$1.06
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Morgan Stanley UIF Global Real Estate Portfolio, Class II Shares (05/01/2007)
Accumulation unit value at beginning of period	$0.69	$0.78	$0.65	$0.46	$0.85	$1.00	—	—	—
Accumulation unit value at end of period	$0.88	$0.69	$0.78	$0.65	$0.46	$0.85	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	1	4	129	185	68	—	—	—

Morgan Stanley UIF Mid Cap Growth Portfolio, Class II Shares (05/01/2007)
Accumulation unit value at beginning of period	$1.09	$1.19	$0.91	$0.59	$1.12	$1.00	—	—	—
Accumulation unit value at end of period	$1.16	$1.09	$1.19	$0.91	$0.59	$1.12	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Morgan Stanley UIF U.S. Real Estate Portfolio, Class II Shares (11/15/2004)
Accumulation unit value at beginning of period	$1.37	$1.32	$1.03	$0.82	$1.34	$1.64	$1.21	$1.05	$1.00
Accumulation unit value at end of period	$1.56	$1.37	$1.32	$1.03	$0.82	$1.34	$1.64	$1.21	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	8	9	9	10	12	11	8	7	—

Oppenheimer Capital Appreciation Fund/VA, Service Shares (11/15/2004)
Accumulation unit value at beginning of period	$0.99	$1.02	$0.95	$0.67	$1.25	$1.12	$1.05	$1.02	$1.00
Accumulation unit value at end of period	$1.12	$0.99	$1.02	$0.95	$0.67	$1.25	$1.12	$1.05	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	275	297	313	315	334	299	295	179	7

Oppenheimer Global Fund/VA, Service Shares (11/15/2004)
Accumulation unit value at beginning of period	$1.20	$1.34	$1.17	$0.85	$1.45	$1.39	$1.20	$1.07	$1.00
Accumulation unit value at end of period	$1.43	$1.20	$1.34	$1.17	$0.85	$1.45	$1.39	$1.20	$1.07
Number of accumulation units outstanding at end of period (000 omitted)	24	24	24	24	24	24	—	—	—

Oppenheimer Global Strategic Income Fund/VA, Service Shares (11/15/2004)
Accumulation unit value at beginning of period	$1.29	$1.31	$1.15	$0.99	$1.18	$1.09	$1.03	$1.02	$1.00
Accumulation unit value at end of period	$1.44	$1.29	$1.31	$1.15	$0.99	$1.18	$1.09	$1.03	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	209	235	248	694	648	594	406	177	11

Oppenheimer Main Street Small Cap Fund®/VA, Service Shares (11/15/2004)
Accumulation unit value at beginning of period	$1.19	$1.24	$1.02	$0.76	$1.24	$1.28	$1.13	$1.05	$1.00
Accumulation unit value at end of period	$1.38	$1.19	$1.24	$1.02	$0.76	$1.24	$1.28	$1.13	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	107	107	121	147	148	151	141	139	—

PIMCO VIT All Asset Portfolio, Advisor Class (05/01/2007)
Accumulation unit value at beginning of period	$1.15	$1.14	$1.02	$0.86	$1.03	$1.00	—	—	—
Accumulation unit value at end of period	$1.30	$1.15	$1.14	$1.02	$0.86	$1.03	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	45	46	53	277	426	304	—	—	—

Putnam VT Global Health Care Fund – Class IB Shares (11/15/2004)
Accumulation unit value at beginning of period	$1.14	$1.17	$1.16	$0.94	$1.15	$1.17	$1.16	$1.04	$1.00
Accumulation unit value at end of period	$1.38	$1.14	$1.17	$1.16	$0.94	$1.15	$1.17	$1.16	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Putnam VT International Equity Fund – Class IB Shares (11/15/2004)
Accumulation unit value at beginning of period	$0.94	$1.15	$1.06	$0.86	$1.57	$1.47	$1.17	$1.05	$1.00
Accumulation unit value at end of period	$1.13	$0.94	$1.15	$1.06	$0.86	$1.57	$1.47	$1.17	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

 74  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Variable account charges of 1.50% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004

Putnam VT Multi-Cap Growth Fund – Class IB Shares (09/24/2010)
Accumulation unit value at beginning of period	$1.06	$1.13	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.21	$1.06	$1.13	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Putnam VT Small Cap Value Fund – Class IB Shares (11/15/2004)
Accumulation unit value at beginning of period	$1.00	$1.06	$0.86	$0.66	$1.10	$1.28	$1.11	$1.05	$1.00
Accumulation unit value at end of period	$1.15	$1.00	$1.06	$0.86	$0.66	$1.10	$1.28	$1.11	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	13	15	19	46	46	41	70	—	—

Variable Portfolio – Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.07	$1.12	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.19	$1.07	$1.12	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Variable Portfolio – Aggressive Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.07	$1.12	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.20	$1.07	$1.12	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	649	660	1,315	—	—	—	—	—	—

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund (Class 3) (05/01/2006)
Accumulation unit value at beginning of period	$1.26	$1.16	$1.13	$1.08	$1.09	$1.03	$1.00	—	—
Accumulation unit value at end of period	$1.31	$1.26	$1.16	$1.13	$1.08	$1.09	$1.03	—	—
Number of accumulation units outstanding at end of period (000 omitted)	30	39	48	499	290	276	239	—	—

Variable Portfolio – Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.06	$1.04	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.12	$1.06	$1.04	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Variable Portfolio – Conservative Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.06	$1.04	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.12	$1.06	$1.04	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	498	853	794	—	—	—	—	—	—

Variable Portfolio – Moderate Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.08	$1.09	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.18	$1.08	$1.09	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Variable Portfolio – Moderate Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.08	$1.09	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.18	$1.08	$1.09	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,210	2,921	3,158	—	—	—	—	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.08	$1.11	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.19	$1.08	$1.11	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	121	—	—	—	—	—	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.08	$1.11	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.19	$1.08	$1.11	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,709	2,954	2,493	—	—	—	—	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.07	$1.07	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.15	$1.07	$1.07	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	125	—	—	—	—	—	—	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.07	$1.07	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.15	$1.07	$1.07	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	135	137	140	—	—	—	—	—	—

Variable Portfolio – Partners Small Cap Value Fund (Class 3) (11/15/2004)
Accumulation unit value at beginning of period	$1.27	$1.35	$1.10	$0.82	$1.22	$1.30	$1.10	$1.05	$1.00
Accumulation unit value at end of period	$1.42	$1.27	$1.35	$1.10	$0.82	$1.22	$1.30	$1.10	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	243	265	270	302	313	332	301	202	9

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  75

Variable account charges of 1.50% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004

Variable Portfolio – Sit Dividend Growth Fund (Class 3) (05/01/2007)
Accumulation unit value at beginning of period	$0.81	$0.85	$0.77	$0.60	$0.99	$1.00	—	—	—
Accumulation unit value at end of period	$0.88	$0.81	$0.85	$0.77	$0.60	$0.99	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	3	14	688	453	244	—	—	—

Variable Portfolio – Victory Established Value Fund (Class 3) (11/15/2004)
Accumulation unit value at beginning of period	$1.14	$1.24	$1.03	$0.77	$1.23	$1.18	$1.03	$1.04	$1.00
Accumulation unit value at end of period	$1.32	$1.14	$1.24	$1.03	$0.77	$1.23	$1.18	$1.03	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Wanger International (11/15/2004)
Accumulation unit value at beginning of period	$1.65	$1.96	$1.59	$1.08	$2.01	$1.76	$1.30	$1.08	$1.00
Accumulation unit value at end of period	$1.97	$1.65	$1.96	$1.59	$1.08	$2.01	$1.76	$1.30	$1.08
Number of accumulation units outstanding at end of period (000 omitted)	157	178	173	316	398	268	254	146	7

Wanger USA (11/15/2004)
Accumulation unit value at beginning of period	$1.21	$1.27	$1.05	$0.75	$1.26	$1.21	$1.14	$1.04	$1.00
Accumulation unit value at end of period	$1.43	$1.21	$1.27	$1.05	$0.75	$1.26	$1.21	$1.14	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	131	147	159	295	294	241	172	100	4

 76  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Variable account charges of 1.55% of the daily net assets of the variable account.
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003

AllianceBernstein VPS Balanced Wealth Strategy Portfolio (Class B) (09/26/2008)
Accumulation unit value at beginning of period	$1.04	$1.09	$1.01	$0.82	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.16	$1.04	$1.09	$1.01	$0.82	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

AllianceBernstein VPS Global Thematic Growth Portfolio (Class B) (03/17/2003)
Accumulation unit value at beginning of period	$1.28	$1.70	$1.46	$0.97	$1.87	$1.58	$1.48	$1.45	$1.41	$1.00
Accumulation unit value at end of period	$1.43	$1.28	$1.70	$1.46	$0.97	$1.87	$1.58	$1.48	$1.45	$1.41
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

AllianceBernstein VPS Growth and Income Portfolio (Class B) (03/17/2003)
Accumulation unit value at beginning of period	$1.47	$1.40	$1.26	$1.07	$1.83	$1.77	$1.54	$1.49	$1.36	$1.00
Accumulation unit value at end of period	$1.69	$1.47	$1.40	$1.26	$1.07	$1.83	$1.77	$1.54	$1.49	$1.36
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

AllianceBernstein VPS International Value Portfolio (Class B) (11/15/2004)
Accumulation unit value at beginning of period	$0.83	$1.05	$1.02	$0.77	$1.67	$1.61	$1.21	$1.05	$1.00	—
Accumulation unit value at end of period	$0.93	$0.83	$1.05	$1.02	$0.77	$1.67	$1.61	$1.21	$1.05	—
Number of accumulation units outstanding at end of period (000 omitted)	18	19	22	104	139	77	30	25	—	—

AllianceBernstein VPS Large Cap Growth Portfolio (Class B) (03/17/2003)
Accumulation unit value at beginning of period	$1.39	$1.46	$1.35	$1.00	$1.68	$1.51	$1.54	$1.36	$1.28	$1.00
Accumulation unit value at end of period	$1.59	$1.39	$1.46	$1.35	$1.00	$1.68	$1.51	$1.54	$1.36	$1.28
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

American Century VP Inflation Protection, Class II (11/15/2004)
Accumulation unit value at beginning of period	$1.30	$1.19	$1.15	$1.06	$1.09	$1.01	$1.01	$1.01	$1.00	—
Accumulation unit value at end of period	$1.38	$1.30	$1.19	$1.15	$1.06	$1.09	$1.01	$1.01	$1.01	—
Number of accumulation units outstanding at end of period (000 omitted)	12	14	26	58	52	72	78	67	—	—

American Century VP International, Class II (11/15/2004)
Accumulation unit value at beginning of period	$1.16	$1.34	$1.20	$0.91	$1.68	$1.45	$1.18	$1.06	$1.00	—
Accumulation unit value at end of period	$1.38	$1.16	$1.34	$1.20	$0.91	$1.68	$1.45	$1.18	$1.06	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

American Century VP Mid Cap Value, Class II (05/01/2007)
Accumulation unit value at beginning of period	$0.98	$1.00	$0.85	$0.67	$0.90	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.12	$0.98	$1.00	$0.85	$0.67	$0.90	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

American Century VP Ultra®, Class II (11/15/2004)
Accumulation unit value at beginning of period	$1.01	$1.02	$0.89	$0.67	$1.17	$0.98	$1.03	$1.03	$1.00	—
Accumulation unit value at end of period	$1.13	$1.01	$1.02	$0.89	$0.67	$1.17	$0.98	$1.03	$1.03	—
Number of accumulation units outstanding at end of period (000 omitted)	55	56	44	66	66	62	60	35	—	—

American Century VP Value, Class II (11/15/2004)
Accumulation unit value at beginning of period	$1.09	$1.10	$0.99	$0.84	$1.16	$1.25	$1.07	$1.04	$1.00	—
Accumulation unit value at end of period	$1.23	$1.09	$1.10	$0.99	$0.84	$1.16	$1.25	$1.07	$1.04	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Cash Management Fund (Class 3) (03/17/2003)
Accumulation unit value at beginning of period	$1.01	$1.03	$1.05	$1.06	$1.05	$1.02	$0.99	$0.98	$0.99	$1.00
Accumulation unit value at end of period	$1.00	$1.01	$1.03	$1.05	$1.06	$1.05	$1.02	$0.99	$0.98	$0.99
Number of accumulation units outstanding at end of period (000 omitted)	1	1	1	47	21	5	3	1	2	2

Columbia Variable Portfolio – Diversified Bond Fund (Class 3) (03/17/2003)
Accumulation unit value at beginning of period	$1.29	$1.23	$1.15	$1.02	$1.11	$1.07	$1.04	$1.04	$1.01	$1.00
Accumulation unit value at end of period	$1.37	$1.29	$1.23	$1.15	$1.02	$1.11	$1.07	$1.04	$1.04	$1.01
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	234	295	259	113	15	5	1

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3) (03/17/2003)
Accumulation unit value at beginning of period	$1.96	$2.09	$1.82	$1.45	$2.47	$2.32	$1.97	$1.76	$1.52	$1.00
Accumulation unit value at end of period	$2.20	$1.96	$2.09	$1.82	$1.45	$2.47	$2.32	$1.97	$1.76	$1.52
Number of accumulation units outstanding at end of period (000 omitted)	8	8	14	156	152	92	48	34	—	—

Columbia Variable Portfolio – Emerging Markets Fund (Class 3) (11/15/2004)
Accumulation unit value at beginning of period	$1.83	$2.35	$2.00	$1.16	$2.55	$1.88	$1.42	$1.08	$1.00	—
Accumulation unit value at end of period	$2.17	$1.83	$2.35	$2.00	$1.16	$2.55	$1.88	$1.42	$1.08	—
Number of accumulation units outstanding at end of period (000 omitted)	12	13	8	42	65	37	19	16	—	—

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  77

Variable account charges of 1.55% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003

Columbia Variable Portfolio – High Income Fund (Class 2) (04/28/2006)
Accumulation unit value at beginning of period	$1.30	$1.24	$1.12	$0.79	$1.07	$1.07	$1.00	—	—	—
Accumulation unit value at end of period	$1.47	$1.30	$1.24	$1.12	$0.79	$1.07	$1.07	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	5	6	10	21	23	25	40	—	—	—

Columbia Variable Portfolio – High Yield Bond Fund (Class 3) (11/15/2004)
Accumulation unit value at beginning of period	$1.47	$1.42	$1.26	$0.83	$1.13	$1.13	$1.03	$1.01	$1.00	—
Accumulation unit value at end of period	$1.68	$1.47	$1.42	$1.26	$0.83	$1.13	$1.13	$1.03	$1.01	—
Number of accumulation units outstanding at end of period (000 omitted)	2	2	5	14	16	18	19	17	—	—

Columbia Variable Portfolio – Income Opportunities Fund (Class 3) (11/15/2004)
Accumulation unit value at beginning of period	$1.44	$1.37	$1.23	$0.88	$1.10	$1.09	$1.02	$1.01	$1.00	—
Accumulation unit value at end of period	$1.62	$1.44	$1.37	$1.23	$0.88	$1.10	$1.09	$1.02	$1.01	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	137	96	78	15	—	—	—

Columbia Variable Portfolio – International Opportunity Fund (Class 3) (11/15/2004)
Accumulation unit value at beginning of period	$1.15	$1.33	$1.19	$0.94	$1.61	$1.45	$1.19	$1.06	$1.00	—
Accumulation unit value at end of period	$1.33	$1.15	$1.33	$1.19	$0.94	$1.61	$1.45	$1.19	$1.06	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Large Cap Growth Fund (Class 3) (03/17/2003)
Accumulation unit value at beginning of period	$1.28	$1.34	$1.17	$0.86	$1.58	$1.55	$1.42	$1.33	$1.24	$1.00
Accumulation unit value at end of period	$1.52	$1.28	$1.34	$1.17	$0.86	$1.58	$1.55	$1.42	$1.33	$1.24
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Large Core Quantitative Fund (Class 3) (11/15/2004)
Accumulation unit value at beginning of period	$1.03	$1.00	$0.86	$0.70	$1.24	$1.22	$1.08	$1.03	$1.00	—
Accumulation unit value at end of period	$1.16	$1.03	$1.00	$0.86	$0.70	$1.24	$1.22	$1.08	$1.03	—
Number of accumulation units outstanding at end of period (000 omitted)	4	8	9	10	9	8	8	8	—	—

Columbia Variable Portfolio – Marsico Growth Fund (Class 1) (05/01/2007)
Accumulation unit value at beginning of period	$0.96	$1.00	$0.83	$0.67	$1.12	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.06	$0.96	$1.00	$0.83	$0.67	$1.12	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	246	195	113	—	—	—	—

Columbia Variable Portfolio – Marsico International Opportunities Fund (Class 2) (05/01/2007)
Accumulation unit value at beginning of period	$0.72	$0.88	$0.78	$0.58	$1.14	$1.00	—	—	—	—
Accumulation unit value at end of period	$0.84	$0.72	$0.88	$0.78	$0.58	$1.14	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Class 3) (11/15/2004)
Accumulation unit value at beginning of period	$1.13	$1.35	$1.08	$0.67	$1.24	$1.11	$1.13	$1.04	$1.00	—
Accumulation unit value at end of period	$1.24	$1.13	$1.35	$1.08	$0.67	$1.24	$1.11	$1.13	$1.04	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund (Class 3) (05/01/2007)
Accumulation unit value at beginning of period	$0.81	$0.90	$0.75	$0.54	$1.00	$1.00	—	—	—	—
Accumulation unit value at end of period	$0.95	$0.81	$0.90	$0.75	$0.54	$1.00	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – S&P 500 Index Fund (Class 3) (03/17/2003)
Accumulation unit value at beginning of period	$1.51	$1.51	$1.34	$1.08	$1.74	$1.68	$1.48	$1.44	$1.33	$1.00
Accumulation unit value at end of period	$1.72	$1.51	$1.51	$1.34	$1.08	$1.74	$1.68	$1.48	$1.44	$1.33
Number of accumulation units outstanding at end of period (000 omitted)	—	—	6	6	6	7	7	7	6	1

Columbia Variable Portfolio – Select Large-Cap Value Fund (Class 3) (11/15/2004)
Accumulation unit value at beginning of period	$1.04	$1.07	$0.90	$0.73	$1.22	$1.24	$1.06	$1.03	$1.00	—
Accumulation unit value at end of period	$1.21	$1.04	$1.07	$0.90	$0.73	$1.22	$1.24	$1.06	$1.03	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3) (03/17/2003)
Accumulation unit value at beginning of period	$1.05	$1.05	$1.04	$1.00	$1.04	$1.01	$0.98	$0.98	$0.99	$1.00
Accumulation unit value at end of period	$1.05	$1.05	$1.05	$1.04	$1.00	$1.04	$1.01	$0.98	$0.98	$0.99
Number of accumulation units outstanding at end of period (000 omitted)	2	2	34	63	47	45	39	34	28	2

Columbia Variable Portfolio – Small Cap Value Fund (Class 2) (11/15/2004)
Accumulation unit value at beginning of period	$1.24	$1.34	$1.08	$0.87	$1.24	$1.29	$1.10	$1.06	$1.00	—
Accumulation unit value at end of period	$1.36	$1.24	$1.34	$1.08	$0.87	$1.24	$1.29	$1.10	$1.06	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	144	115	84	—	—	—	—

 78  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Variable account charges of 1.55% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003

Credit Suisse Trust – Commodity Return Strategy Portfolio (05/01/2007)
Accumulation unit value at beginning of period	$0.83	$0.97	$0.84	$0.72	$1.10	$1.00	—	—	—	—
Accumulation unit value at end of period	$0.80	$0.83	$0.97	$0.84	$0.72	$1.10	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Dreyfus Investment Portfolios MidCap Stock Portfolio, Service Shares (11/15/2004)
Accumulation unit value at beginning of period	$1.14	$1.15	$0.92	$0.69	$1.18	$1.18	$1.12	$1.04	$1.00	—
Accumulation unit value at end of period	$1.34	$1.14	$1.15	$0.92	$0.69	$1.18	$1.18	$1.12	$1.04	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Dreyfus Investment Portfolios Technology Growth Portfolio, Service Shares (11/15/2004)
Accumulation unit value at beginning of period	$1.25	$1.38	$1.08	$0.70	$1.20	$1.07	$1.04	$1.02	$1.00	—
Accumulation unit value at end of period	$1.41	$1.25	$1.38	$1.08	$0.70	$1.20	$1.07	$1.04	$1.02	—
Number of accumulation units outstanding at end of period (000 omitted)	2	2	3	7	8	7	12	7	—	—

Dreyfus Variable Investment Fund Appreciation Portfolio, Service Shares (11/15/2004)
Accumulation unit value at beginning of period	$1.27	$1.19	$1.05	$0.87	$1.26	$1.20	$1.05	$1.02	$1.00	—
Accumulation unit value at end of period	$1.38	$1.27	$1.19	$1.05	$0.87	$1.26	$1.20	$1.05	$1.02	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Dreyfus Variable Investment Fund International Equity Portfolio, Service Shares (05/01/2007)
Accumulation unit value at beginning of period	$0.69	$0.82	$0.76	$0.62	$1.09	$1.00	—	—	—	—
Accumulation unit value at end of period	$0.83	$0.69	$0.82	$0.76	$0.62	$1.09	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Dreyfus Variable Investment Fund International Value Portfolio, Service Shares (11/15/2004)
Accumulation unit value at beginning of period	$0.92	$1.15	$1.13	$0.87	$1.42	$1.39	$1.15	$1.05	$1.00	—
Accumulation unit value at end of period	$1.02	$0.92	$1.15	$1.13	$0.87	$1.42	$1.39	$1.15	$1.05	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Eaton Vance VT Floating-Rate Income Fund (05/01/2007)
Accumulation unit value at beginning of period	$1.09	$1.08	$1.00	$0.71	$0.98	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.15	$1.09	$1.08	$1.00	$0.71	$0.98	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	90	76	54	—	—	—	—

Fidelity® VIP Contrafund® Portfolio Service Class 2 (03/17/2003)
Accumulation unit value at beginning of period	$1.82	$1.90	$1.65	$1.24	$2.19	$1.90	$1.73	$1.50	$1.33	$1.00
Accumulation unit value at end of period	$2.08	$1.82	$1.90	$1.65	$1.24	$2.19	$1.90	$1.73	$1.50	$1.33
Number of accumulation units outstanding at end of period (000 omitted)	105	108	113	157	222	194	139	66	20	—

Fidelity® VIP Growth Portfolio Service Class 2 (03/17/2003)
Accumulation unit value at beginning of period	$1.50	$1.52	$1.25	$0.99	$1.91	$1.53	$1.46	$1.40	$1.38	$1.00
Accumulation unit value at end of period	$1.68	$1.50	$1.52	$1.25	$0.99	$1.91	$1.53	$1.46	$1.40	$1.38
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	8	8	8	2	1	—

Fidelity® VIP Investment Grade Bond Portfolio Service Class 2 (11/15/2004)
Accumulation unit value at beginning of period	$1.28	$1.21	$1.14	$1.01	$1.06	$1.03	$1.01	$1.00	$1.00	—
Accumulation unit value at end of period	$1.33	$1.28	$1.21	$1.14	$1.01	$1.06	$1.03	$1.01	$1.00	—
Number of accumulation units outstanding at end of period (000 omitted)	37	41	53	197	197	203	110	67	—	—

Fidelity® VIP Mid Cap Portfolio Service Class 2 (03/17/2003)
Accumulation unit value at beginning of period	$2.40	$2.74	$2.16	$1.57	$2.64	$2.33	$2.10	$1.81	$1.47	$1.00
Accumulation unit value at end of period	$2.71	$2.40	$2.74	$2.16	$1.57	$2.64	$2.33	$2.10	$1.81	$1.47
Number of accumulation units outstanding at end of period (000 omitted)	38	40	56	84	107	85	65	30	19	—

Fidelity® VIP Overseas Portfolio Service Class 2 (03/17/2003)
Accumulation unit value at beginning of period	$1.69	$2.08	$1.87	$1.51	$2.73	$2.37	$2.04	$1.75	$1.57	$1.00
Accumulation unit value at end of period	$2.01	$1.69	$2.08	$1.87	$1.51	$2.73	$2.37	$2.04	$1.75	$1.57
Number of accumulation units outstanding at end of period (000 omitted)	3	4	4	4	4	5	3	2	1	1

FTVIPT Franklin Global Real Estate Securities Fund – Class 2 (03/17/2003)
Accumulation unit value at beginning of period	$1.33	$1.43	$1.20	$1.02	$1.80	$2.32	$1.95	$1.75	$1.35	$1.00
Accumulation unit value at end of period	$1.67	$1.33	$1.43	$1.20	$1.02	$1.80	$2.32	$1.95	$1.75	$1.35
Number of accumulation units outstanding at end of period (000 omitted)	—	—	10	10	10	10	10	10	8	—

FTVIPT Franklin Income Securities Fund – Class 2 (11/15/2004)
Accumulation unit value at beginning of period	$1.27	$1.26	$1.14	$0.85	$1.23	$1.20	$1.03	$1.03	$1.00	—
Accumulation unit value at end of period	$1.41	$1.27	$1.26	$1.14	$0.85	$1.23	$1.20	$1.03	$1.03	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  79

Variable account charges of 1.55% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003

FTVIPT Franklin Rising Dividends Securities Fund – Class 2 (11/15/2004)
Accumulation unit value at beginning of period	$1.19	$1.14	$0.96	$0.83	$1.16	$1.21	$1.05	$1.03	$1.00	—
Accumulation unit value at end of period	$1.31	$1.19	$1.14	$0.96	$0.83	$1.16	$1.21	$1.05	$1.03	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

FTVIPT Franklin Small Cap Value Securities Fund – Class 2 (03/17/2003)
Accumulation unit value at beginning of period	$2.14	$2.26	$1.79	$1.41	$2.13	$2.22	$1.93	$1.80	$1.48	$1.00
Accumulation unit value at end of period	$2.50	$2.14	$2.26	$1.79	$1.41	$2.13	$2.22	$1.93	$1.80	$1.48
Number of accumulation units outstanding at end of period (000 omitted)	—	—	5	5	10	10	10	7	5	—

FTVIPT Franklin Small-Mid Cap Growth Securities Fund – Class 2 (03/17/2003)
Accumulation unit value at beginning of period	$1.83	$1.95	$1.56	$1.10	$1.94	$1.77	$1.66	$1.61	$1.46	$1.00
Accumulation unit value at end of period	$2.00	$1.83	$1.95	$1.56	$1.10	$1.94	$1.77	$1.66	$1.61	$1.46
Number of accumulation units outstanding at end of period (000 omitted)	—	—	5	5	12	12	12	8	5	—

FTVIPT Mutual Shares Securities Fund – Class 2 (03/17/2003)
Accumulation unit value at beginning of period	$1.50	$1.53	$1.40	$1.13	$1.82	$1.79	$1.54	$1.41	$1.27	$1.00
Accumulation unit value at end of period	$1.68	$1.50	$1.53	$1.40	$1.13	$1.82	$1.79	$1.54	$1.41	$1.27
Number of accumulation units outstanding at end of period (000 omitted)	27	27	27	27	145	152	167	153	151	—

FTVIPT Templeton Foreign Securities Fund – Class 2 (03/17/2003)
Accumulation unit value at beginning of period	$1.82	$2.07	$1.94	$1.44	$2.45	$2.16	$1.80	$1.66	$1.42	$1.00
Accumulation unit value at end of period	$2.12	$1.82	$2.07	$1.94	$1.44	$2.45	$2.16	$1.80	$1.66	$1.42
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

FTVIPT Templeton Global Bond Securities Fund – Class 2 (11/15/2004)
Accumulation unit value at beginning of period	$1.63	$1.67	$1.48	$1.27	$1.21	$1.11	$1.00	$1.05	$1.00	—
Accumulation unit value at end of period	$1.84	$1.63	$1.67	$1.48	$1.27	$1.21	$1.11	$1.00	$1.05	—
Number of accumulation units outstanding at end of period (000 omitted)	3	4	6	100	108	110	45	22	—	—

FTVIPT Templeton Growth Securities Fund – Class 2 (11/15/2004)
Accumulation unit value at beginning of period	$0.96	$1.05	$0.99	$0.77	$1.35	$1.34	$1.12	$1.04	$1.00	—
Accumulation unit value at end of period	$1.14	$0.96	$1.05	$0.99	$0.77	$1.35	$1.34	$1.12	$1.04	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares (11/15/2004)
Accumulation unit value at beginning of period	$1.24	$1.35	$1.10	$0.84	$1.35	$1.33	$1.16	$1.04	$1.00	—
Accumulation unit value at end of period	$1.45	$1.24	$1.35	$1.10	$0.84	$1.35	$1.33	$1.16	$1.04	—
Number of accumulation units outstanding at end of period (000 omitted)	14	15	18	72	86	80	31	19	—	—

Goldman Sachs VIT Structured U.S. Equity Fund – Institutional Shares (05/01/2007)
Accumulation unit value at beginning of period	$0.79	$0.77	$0.69	$0.58	$0.94	$1.00	—	—	—	—
Accumulation unit value at end of period	$0.89	$0.79	$0.77	$0.69	$0.58	$0.94	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Invesco V.I. Core Equity Fund, Series II Shares (04/28/2006)
Accumulation unit value at beginning of period	$1.05	$1.07	$0.99	$0.79	$1.15	$1.08	$1.00	—	—	—
Accumulation unit value at end of period	$1.17	$1.05	$1.07	$0.99	$0.79	$1.15	$1.08	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Invesco V.I. Global Health Care Fund, Series II Shares (05/01/2007)
Accumulation unit value at beginning of period	$0.96	$0.94	$0.91	$0.72	$1.03	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.14	$0.96	$0.94	$0.91	$0.72	$1.03	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Invesco V.I. International Growth Fund, Series II Shares (05/01/2007)
Accumulation unit value at beginning of period	$0.82	$0.90	$0.81	$0.61	$1.04	$1.00	—	—	—	—
Accumulation unit value at end of period	$0.93	$0.82	$0.90	$0.81	$0.61	$1.04	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	196	97	54	—	—	—	—

Invesco V.I. Mid Cap Core Equity Fund, Series II Shares (11/15/2004)
Accumulation unit value at beginning of period	$1.18	$1.28	$1.14	$0.89	$1.27	$1.18	$1.08	$1.03	$1.00	—
Accumulation unit value at end of period	$1.28	$1.18	$1.28	$1.14	$0.89	$1.27	$1.18	$1.08	$1.03	—
Number of accumulation units outstanding at end of period (000 omitted)	1	1	1	1	1	1	1	1	—	—

Invesco V.I. American Franchise Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$0.96	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

 80  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Variable account charges of 1.55% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003

Invesco V.I. Comstock Fund, Series II Shares (11/15/2004)
Accumulation unit value at beginning of period	$1.02	$1.06	$0.93	$0.73	$1.16	$1.21	$1.06	$1.03	$1.00	—
Accumulation unit value at end of period	$1.19	$1.02	$1.06	$0.93	$0.73	$1.16	$1.21	$1.06	$1.03	—
Number of accumulation units outstanding at end of period (000 omitted)	29	33	47	167	198	155	101	75	—	—

Invesco V.I. Mid Cap Growth Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$0.97	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Invesco V.I. Value Opportunities Fund, Series II Shares (03/17/2003)
Accumulation unit value at beginning of period	$1.26	$1.32	$1.26	$0.86	$1.82	$1.83	$1.64	$1.58	$1.45	$1.00
Accumulation unit value at end of period	$1.46	$1.26	$1.32	$1.26	$0.86	$1.82	$1.83	$1.64	$1.58	$1.45
Number of accumulation units outstanding at end of period (000 omitted)	2	3	14	14	15	13	13	13	9	—

Janus Aspen Series Janus Portfolio: Service Shares (05/01/2007)
Accumulation unit value at beginning of period	$0.87	$0.94	$0.84	$0.62	$1.05	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.02	$0.87	$0.94	$0.84	$0.62	$1.05	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	212	199	137	—	—	—	—

ClearBridge Variable Small Cap Growth Portfolio – Class I (05/01/2007)
Accumulation unit value at beginning of period	$1.04	$1.04	$0.85	$0.60	$1.03	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.22	$1.04	$1.04	$0.85	$0.60	$1.03	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

MFS® Investors Growth Stock Series – Service Class (03/17/2003)
Accumulation unit value at beginning of period	$1.48	$1.49	$1.35	$0.99	$1.59	$1.46	$1.38	$1.34	$1.25	$1.00
Accumulation unit value at end of period	$1.70	$1.48	$1.49	$1.35	$0.99	$1.59	$1.46	$1.38	$1.34	$1.25
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

MFS® New Discovery Series – Service Class (03/17/2003)
Accumulation unit value at beginning of period	$1.91	$2.17	$1.62	$1.01	$1.70	$1.68	$1.51	$1.46	$1.40	$1.00
Accumulation unit value at end of period	$2.27	$1.91	$2.17	$1.62	$1.01	$1.70	$1.68	$1.51	$1.46	$1.40
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

MFS® Total Return Series – Service Class (03/17/2003)
Accumulation unit value at beginning of period	$1.39	$1.39	$1.29	$1.11	$1.45	$1.42	$1.29	$1.28	$1.17	$1.00
Accumulation unit value at end of period	$1.52	$1.39	$1.39	$1.29	$1.11	$1.45	$1.42	$1.29	$1.28	$1.17
Number of accumulation units outstanding at end of period (000 omitted)	48	48	48	38	38	34	29	13	13	—

MFS® Utilities Series – Service Class (03/17/2003)
Accumulation unit value at beginning of period	$2.96	$2.83	$2.53	$1.93	$3.16	$2.51	$1.95	$1.70	$1.33	$1.00
Accumulation unit value at end of period	$3.30	$2.96	$2.83	$2.53	$1.93	$3.16	$2.51	$1.95	$1.70	$1.33
Number of accumulation units outstanding at end of period (000 omitted)	—	—	5	5	5	5	5	5	4	—

Morgan Stanley UIF Global Real Estate Portfolio, Class II Shares (05/01/2007)
Accumulation unit value at beginning of period	$0.69	$0.78	$0.65	$0.46	$0.85	$1.00	—	—	—	—
Accumulation unit value at end of period	$0.88	$0.69	$0.78	$0.65	$0.46	$0.85	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	45	73	26	—	—	—	—

Morgan Stanley UIF Mid Cap Growth Portfolio, Class II Shares (05/01/2007)
Accumulation unit value at beginning of period	$1.08	$1.19	$0.91	$0.59	$1.12	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.16	$1.08	$1.19	$0.91	$0.59	$1.12	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Morgan Stanley UIF U.S. Real Estate Portfolio, Class II Shares (11/15/2004)
Accumulation unit value at beginning of period	$1.37	$1.31	$1.03	$0.81	$1.34	$1.64	$1.21	$1.05	$1.00	—
Accumulation unit value at end of period	$1.56	$1.37	$1.31	$1.03	$0.81	$1.34	$1.64	$1.21	$1.05	—
Number of accumulation units outstanding at end of period (000 omitted)	—	1	1	1	1	1	1	—	—	—

Oppenheimer Capital Appreciation Fund/VA, Service Shares (03/17/2003)
Accumulation unit value at beginning of period	$1.38	$1.43	$1.33	$0.93	$1.75	$1.56	$1.47	$1.42	$1.36	$1.00
Accumulation unit value at end of period	$1.55	$1.38	$1.43	$1.33	$0.93	$1.75	$1.56	$1.47	$1.42	$1.36
Number of accumulation units outstanding at end of period (000 omitted)	6	7	16	28	30	25	28	26	5	—

Oppenheimer Global Fund/VA, Service Shares (03/17/2003)
Accumulation unit value at beginning of period	$2.02	$2.24	$1.97	$1.44	$2.44	$2.34	$2.02	$1.80	$1.54	$1.00
Accumulation unit value at end of period	$2.41	$2.02	$2.24	$1.97	$1.44	$2.44	$2.34	$2.02	$1.80	$1.54
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  81

Variable account charges of 1.55% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003

Oppenheimer Global Strategic Income Fund/VA, Service Shares (03/17/2003)
Accumulation unit value at beginning of period	$1.52	$1.53	$1.36	$1.16	$1.38	$1.28	$1.21	$1.20	$1.13	$1.00
Accumulation unit value at end of period	$1.69	$1.52	$1.53	$1.36	$1.16	$1.38	$1.28	$1.21	$1.20	$1.13
Number of accumulation units outstanding at end of period (000 omitted)	105	107	118	274	385	371	276	233	196	1

Oppenheimer Main Street Small Cap Fund®/VA, Service Shares (03/17/2003)
Accumulation unit value at beginning of period	$2.03	$2.11	$1.75	$1.29	$2.12	$2.18	$1.94	$1.79	$1.53	$1.00
Accumulation unit value at end of period	$2.35	$2.03	$2.11	$1.75	$1.29	$2.12	$2.18	$1.94	$1.79	$1.53
Number of accumulation units outstanding at end of period (000 omitted)	33	34	45	41	42	41	39	16	15	—

PIMCO VIT All Asset Portfolio, Advisor Class (05/01/2007)
Accumulation unit value at beginning of period	$1.14	$1.14	$1.02	$0.86	$1.03	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.29	$1.14	$1.14	$1.02	$0.86	$1.03	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	110	170	135	—	—	—	—

Putnam VT Global Health Care Fund – Class IB Shares (11/15/2004)
Accumulation unit value at beginning of period	$1.14	$1.17	$1.16	$0.93	$1.14	$1.17	$1.16	$1.04	$1.00	—
Accumulation unit value at end of period	$1.37	$1.14	$1.17	$1.16	$0.93	$1.14	$1.17	$1.16	$1.04	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Putnam VT Growth and Income Fund – Class IB Shares (03/17/2003)
Accumulation unit value at beginning of period	$1.30	$1.39	$1.23	$0.96	$1.60	$1.73	$1.51	$1.46	$1.34	$1.00
Accumulation unit value at end of period	$1.53	$1.30	$1.39	$1.23	$0.96	$1.60	$1.73	$1.51	$1.46	$1.34
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	7	7	7	2	1	—

Putnam VT International Equity Fund – Class IB Shares (03/17/2003)
Accumulation unit value at beginning of period	$1.41	$1.73	$1.59	$1.30	$2.36	$2.21	$1.76	$1.59	$1.39	$1.00
Accumulation unit value at end of period	$1.70	$1.41	$1.73	$1.59	$1.30	$2.36	$2.21	$1.76	$1.59	$1.39
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Putnam VT Multi-Cap Growth Fund – Class IB Shares (09/24/2010)
Accumulation unit value at beginning of period	$1.05	$1.13	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.21	$1.05	$1.13	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Putnam VT Research Fund – Class IB Shares (03/17/2003)
Accumulation unit value at beginning of period	$1.39	$1.43	$1.25	$0.95	$1.58	$1.59	$1.45	$1.41	$1.33	$1.00
Accumulation unit value at end of period	$1.61	$1.39	$1.43	$1.25	$0.95	$1.58	$1.59	$1.45	$1.41	$1.33
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Putnam VT Small Cap Value Fund – Class IB Shares (11/15/2004)
Accumulation unit value at beginning of period	$0.99	$1.06	$0.85	$0.66	$1.10	$1.28	$1.11	$1.05	$1.00	—
Accumulation unit value at end of period	$1.15	$0.99	$1.06	$0.85	$0.66	$1.10	$1.28	$1.11	$1.05	—
Number of accumulation units outstanding at end of period (000 omitted)	10	10	10	10	10	10	7	—	—	—

Variable Portfolio – Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.07	$1.12	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.19	$1.07	$1.12	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	297	300	242	—	—	—	—	—	—	—

Variable Portfolio – Aggressive Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.07	$1.12	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.20	$1.07	$1.12	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund (Class 3) (05/01/2006)
Accumulation unit value at beginning of period	$1.26	$1.16	$1.13	$1.07	$1.09	$1.03	$1.00	—	—	—
Accumulation unit value at end of period	$1.31	$1.26	$1.16	$1.13	$1.07	$1.09	$1.03	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	181	102	95	37	—	—	—

Variable Portfolio – Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.06	$1.04	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.12	$1.06	$1.04	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Variable Portfolio – Conservative Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.06	$1.04	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.12	$1.06	$1.04	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	187	208	418	—	—	—	—	—	—	—

 82  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Variable account charges of 1.55% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003

Variable Portfolio – Moderate Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.08	$1.09	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.17	$1.08	$1.09	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	582	566	559	—	—	—	—	—	—	—

Variable Portfolio – Moderate Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.08	$1.09	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.17	$1.08	$1.09	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,031	1,295	1,375	—	—	—	—	—	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.07	$1.11	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.19	$1.07	$1.11	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.08	$1.11	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.19	$1.08	$1.11	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,043	1,112	1,139	—	—	—	—	—	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.07	$1.07	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.14	$1.07	$1.07	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	78	100	104	—	—	—	—	—	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.07	$1.07	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.15	$1.07	$1.07	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	159	82	84	—	—	—	—	—	—	—

Variable Portfolio – Partners Small Cap Value Fund (Class 3) (03/17/2003)
Accumulation unit value at beginning of period	$2.13	$2.26	$1.84	$1.37	$2.04	$2.17	$1.84	$1.76	$1.49	$1.00
Accumulation unit value at end of period	$2.38	$2.13	$2.26	$1.84	$1.37	$2.04	$2.17	$1.84	$1.76	$1.49
Number of accumulation units outstanding at end of period (000 omitted)	4	5	7	16	17	17	16	17	—	—

Variable Portfolio – Sit Dividend Growth Fund (Class 3) (05/01/2007)
Accumulation unit value at beginning of period	$0.81	$0.85	$0.77	$0.60	$0.99	$1.00	—	—	—	—
Accumulation unit value at end of period	$0.88	$0.81	$0.85	$0.77	$0.60	$0.99	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	259	167	106	—	—	—	—

Variable Portfolio – Victory Established Value Fund (Class 3) (11/15/2004)
Accumulation unit value at beginning of period	$1.14	$1.24	$1.03	$0.77	$1.23	$1.18	$1.03	$1.04	$1.00	—
Accumulation unit value at end of period	$1.31	$1.14	$1.24	$1.03	$0.77	$1.23	$1.18	$1.03	$1.04	—
Number of accumulation units outstanding at end of period (000 omitted)	16	16	—	—	—	—	—	—	—	—

Wanger International (11/15/2004)
Accumulation unit value at beginning of period	$1.64	$1.95	$1.59	$1.08	$2.01	$1.75	$1.30	$1.08	$1.00	—
Accumulation unit value at end of period	$1.96	$1.64	$1.95	$1.59	$1.08	$2.01	$1.75	$1.30	$1.08	—
Number of accumulation units outstanding at end of period (000 omitted)	11	12	15	63	90	52	27	24	—	—

Wanger USA (11/15/2004)
Accumulation unit value at beginning of period	$1.20	$1.27	$1.04	$0.75	$1.25	$1.21	$1.14	$1.04	$1.00	—
Accumulation unit value at end of period	$1.42	$1.20	$1.27	$1.04	$0.75	$1.25	$1.21	$1.14	$1.04	—
Number of accumulation units outstanding at end of period (000 omitted)	4	5	8	64	64	47	20	18	—	—

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  83

Variable account charges of 1.65% of the daily net assets of the variable account.
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003

AllianceBernstein VPS Balanced Wealth Strategy Portfolio (Class B) (09/26/2008)
Accumulation unit value at beginning of period	$1.04	$1.09	$1.01	$0.82	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.16	$1.04	$1.09	$1.01	$0.82	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	16	16	17	—	—	—	—	—

AllianceBernstein VPS Global Thematic Growth Portfolio (Class B) (03/17/2003)
Accumulation unit value at beginning of period	$1.27	$1.69	$1.45	$0.96	$1.86	$1.58	$1.48	$1.45	$1.40	$1.00
Accumulation unit value at end of period	$1.42	$1.27	$1.69	$1.45	$0.96	$1.86	$1.58	$1.48	$1.45	$1.40
Number of accumulation units outstanding at end of period (000 omitted)	28	28	28	28	33	33	33	33	35	30

AllianceBernstein VPS Growth and Income Portfolio (Class B) (03/17/2003)
Accumulation unit value at beginning of period	$1.45	$1.39	$1.25	$1.06	$1.82	$1.76	$1.53	$1.49	$1.36	$1.00
Accumulation unit value at end of period	$1.67	$1.45	$1.39	$1.25	$1.06	$1.82	$1.76	$1.53	$1.49	$1.36
Number of accumulation units outstanding at end of period (000 omitted)	—	14	80	348	350	418	355	362	364	283

AllianceBernstein VPS Large Cap Growth Portfolio (Class B) (03/17/2003)
Accumulation unit value at beginning of period	$1.38	$1.45	$1.34	$0.99	$1.68	$1.50	$1.54	$1.36	$1.28	$1.00
Accumulation unit value at end of period	$1.57	$1.38	$1.45	$1.34	$0.99	$1.68	$1.50	$1.54	$1.36	$1.28
Number of accumulation units outstanding at end of period (000 omitted)	30	30	58	58	62	76	78	66	68	35

Columbia Variable Portfolio – Cash Management Fund (Class 3) (03/17/2003)
Accumulation unit value at beginning of period	$1.01	$1.02	$1.04	$1.05	$1.05	$1.02	$0.99	$0.98	$0.99	$1.00
Accumulation unit value at end of period	$0.99	$1.01	$1.02	$1.04	$1.05	$1.05	$1.02	$0.99	$0.98	$0.99
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	81	81	81	117	107	97	—

Columbia Variable Portfolio – Diversified Bond Fund (Class 3) (03/17/2003)
Accumulation unit value at beginning of period	$1.28	$1.22	$1.14	$1.01	$1.10	$1.06	$1.04	$1.03	$1.00	$1.00
Accumulation unit value at end of period	$1.35	$1.28	$1.22	$1.14	$1.01	$1.10	$1.06	$1.04	$1.03	$1.00
Number of accumulation units outstanding at end of period (000 omitted)	—	25	28	28	28	44	44	28	28	28

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3) (03/17/2003)
Accumulation unit value at beginning of period	$1.94	$2.08	$1.81	$1.44	$2.46	$2.32	$1.97	$1.76	$1.51	$1.00
Accumulation unit value at end of period	$2.17	$1.94	$2.08	$1.81	$1.44	$2.46	$2.32	$1.97	$1.76	$1.51
Number of accumulation units outstanding at end of period (000 omitted)	1	1	1	1	1	11	11	10	9	1

Columbia Variable Portfolio – Large Cap Growth Fund (Class 3) (03/17/2003)
Accumulation unit value at beginning of period	$1.27	$1.33	$1.16	$0.86	$1.57	$1.55	$1.42	$1.33	$1.24	$1.00
Accumulation unit value at end of period	$1.50	$1.27	$1.33	$1.16	$0.86	$1.57	$1.55	$1.42	$1.33	$1.24
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Large Core Quantitative Fund (Class 3) (03/17/2006)
Accumulation unit value at beginning of period	$0.91	$0.88	$0.76	$0.62	$1.09	$1.08	$1.00	—	—	—
Accumulation unit value at end of period	$1.02	$0.91	$0.88	$0.76	$0.62	$1.09	$1.08	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	3	3	3	3	3	—	—	—

Columbia Variable Portfolio – S&P 500 Index Fund (Class 3) (03/17/2003)
Accumulation unit value at beginning of period	$1.50	$1.50	$1.33	$1.07	$1.73	$1.67	$1.48	$1.44	$1.33	$1.00
Accumulation unit value at end of period	$1.70	$1.50	$1.50	$1.33	$1.07	$1.73	$1.67	$1.48	$1.44	$1.33
Number of accumulation units outstanding at end of period (000 omitted)	49	54	55	56	60	66	89	90	80	29

Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3) (03/17/2003)
Accumulation unit value at beginning of period	$1.04	$1.05	$1.03	$0.99	$1.04	$1.00	$0.98	$0.98	$0.99	$1.00
Accumulation unit value at end of period	$1.04	$1.04	$1.05	$1.03	$0.99	$1.04	$1.00	$0.98	$0.98	$0.99
Number of accumulation units outstanding at end of period (000 omitted)	149	149	149	150	150	100	101	101	85	—

Fidelity® VIP Contrafund® Portfolio Service Class 2 (03/17/2003)
Accumulation unit value at beginning of period	$1.80	$1.88	$1.64	$1.23	$2.18	$1.89	$1.72	$1.50	$1.33	$1.00
Accumulation unit value at end of period	$2.06	$1.80	$1.88	$1.64	$1.23	$2.18	$1.89	$1.72	$1.50	$1.33
Number of accumulation units outstanding at end of period (000 omitted)	90	113	124	149	161	192	163	159	160	26

Fidelity® VIP Growth Portfolio Service Class 2 (03/17/2003)
Accumulation unit value at beginning of period	$1.48	$1.51	$1.24	$0.98	$1.90	$1.52	$1.45	$1.40	$1.38	$1.00
Accumulation unit value at end of period	$1.67	$1.48	$1.51	$1.24	$0.98	$1.90	$1.52	$1.45	$1.40	$1.38
Number of accumulation units outstanding at end of period (000 omitted)	133	133	134	134	135	135	133	133	134	—

Fidelity® VIP Mid Cap Portfolio Service Class 2 (03/17/2003)
Accumulation unit value at beginning of period	$2.38	$2.72	$2.15	$1.56	$2.63	$2.32	$2.10	$1.81	$1.47	$1.00
Accumulation unit value at end of period	$2.68	$2.38	$2.72	$2.15	$1.56	$2.63	$2.32	$2.10	$1.81	$1.47
Number of accumulation units outstanding at end of period (000 omitted)	129	129	140	394	410	445	424	430	446	321

 84  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Variable account charges of 1.65% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003

Fidelity® VIP Overseas Portfolio Service Class 2 (03/17/2003)
Accumulation unit value at beginning of period	$1.68	$2.07	$1.86	$1.50	$2.72	$2.36	$2.04	$1.74	$1.57	$1.00
Accumulation unit value at end of period	$1.99	$1.68	$2.07	$1.86	$1.50	$2.72	$2.36	$2.04	$1.74	$1.57
Number of accumulation units outstanding at end of period (000 omitted)	16	16	16	16	16	16	15	15	17	—

FTVIPT Franklin Global Real Estate Securities Fund – Class 2 (03/17/2003)
Accumulation unit value at beginning of period	$1.35	$1.46	$1.22	$1.04	$1.84	$2.37	$2.00	$1.79	$1.38	$1.00
Accumulation unit value at end of period	$1.69	$1.35	$1.46	$1.22	$1.04	$1.84	$2.37	$2.00	$1.79	$1.38
Number of accumulation units outstanding at end of period (000 omitted)	9	13	13	13	18	22	22	22	28	21

FTVIPT Franklin Small Cap Value Securities Fund – Class 2 (03/17/2003)
Accumulation unit value at beginning of period	$2.12	$2.24	$1.78	$1.40	$2.12	$2.21	$1.92	$1.80	$1.48	$1.00
Accumulation unit value at end of period	$2.47	$2.12	$2.24	$1.78	$1.40	$2.12	$2.21	$1.92	$1.80	$1.48
Number of accumulation units outstanding at end of period (000 omitted)	9	14	17	19	24	43	31	30	27	8

FTVIPT Franklin Small-Mid Cap Growth Securities Fund – Class 2 (03/17/2003)
Accumulation unit value at beginning of period	$1.82	$1.94	$1.54	$1.09	$1.93	$1.77	$1.65	$1.60	$1.46	$1.00
Accumulation unit value at end of period	$1.98	$1.82	$1.94	$1.54	$1.09	$1.93	$1.77	$1.65	$1.60	$1.46
Number of accumulation units outstanding at end of period (000 omitted)	58	60	62	65	74	84	88	93	104	65

FTVIPT Mutual Shares Securities Fund – Class 2 (03/17/2003)
Accumulation unit value at beginning of period	$1.48	$1.52	$1.39	$1.12	$1.82	$1.78	$1.53	$1.41	$1.27	$1.00
Accumulation unit value at end of period	$1.67	$1.48	$1.52	$1.39	$1.12	$1.82	$1.78	$1.53	$1.41	$1.27
Number of accumulation units outstanding at end of period (000 omitted)	112	164	223	241	271	311	312	308	320	68

FTVIPT Templeton Foreign Securities Fund – Class 2 (03/17/2003)
Accumulation unit value at beginning of period	$1.84	$2.09	$1.96	$1.46	$2.48	$2.19	$1.83	$1.69	$1.45	$1.00
Accumulation unit value at end of period	$2.14	$1.84	$2.09	$1.96	$1.46	$2.48	$2.19	$1.83	$1.69	$1.45
Number of accumulation units outstanding at end of period (000 omitted)	29	36	50	50	56	70	50	51	47	9

Invesco V.I. Core Equity Fund, Series II Shares (04/28/2006)
Accumulation unit value at beginning of period	$1.04	$1.06	$0.99	$0.78	$1.14	$1.08	$1.00	—	—	—
Accumulation unit value at end of period	$1.16	$1.04	$1.06	$0.99	$0.78	$1.14	$1.08	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Invesco V.I. Mid Cap Growth Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$0.97	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Invesco V.I. Value Opportunities Fund, Series II Shares (03/17/2003)
Accumulation unit value at beginning of period	$1.25	$1.31	$1.25	$0.86	$1.81	$1.82	$1.64	$1.58	$1.45	$1.00
Accumulation unit value at end of period	$1.44	$1.25	$1.31	$1.25	$0.86	$1.81	$1.82	$1.64	$1.58	$1.45
Number of accumulation units outstanding at end of period (000 omitted)	32	32	37	43	45	46	47	42	14	9

MFS® Investors Growth Stock Series – Service Class (03/17/2003)
Accumulation unit value at beginning of period	$1.46	$1.48	$1.34	$0.98	$1.59	$1.45	$1.38	$1.34	$1.25	$1.00
Accumulation unit value at end of period	$1.68	$1.46	$1.48	$1.34	$0.98	$1.59	$1.45	$1.38	$1.34	$1.25
Number of accumulation units outstanding at end of period (000 omitted)	—	—	4	4	4	4	4	4	4	4

MFS® New Discovery Series – Service Class (03/17/2003)
Accumulation unit value at beginning of period	$1.89	$2.15	$1.61	$1.00	$1.69	$1.68	$1.51	$1.46	$1.40	$1.00
Accumulation unit value at end of period	$2.25	$1.89	$2.15	$1.61	$1.00	$1.69	$1.68	$1.51	$1.46	$1.40
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

MFS® Total Return Series – Service Class (03/17/2003)
Accumulation unit value at beginning of period	$1.38	$1.38	$1.28	$1.11	$1.45	$1.42	$1.29	$1.28	$1.17	$1.00
Accumulation unit value at end of period	$1.51	$1.38	$1.38	$1.28	$1.11	$1.45	$1.42	$1.29	$1.28	$1.17
Number of accumulation units outstanding at end of period (000 omitted)	65	96	100	104	114	127	131	121	123	80

MFS® Utilities Series – Service Class (03/17/2003)
Accumulation unit value at beginning of period	$2.94	$2.80	$2.51	$1.92	$3.14	$2.50	$1.94	$1.70	$1.33	$1.00
Accumulation unit value at end of period	$3.27	$2.94	$2.80	$2.51	$1.92	$3.14	$2.50	$1.94	$1.70	$1.33
Number of accumulation units outstanding at end of period (000 omitted)	—	—	4	4	4	4	4	4	4	1

Oppenheimer Capital Appreciation Fund/VA, Service Shares (03/17/2003)
Accumulation unit value at beginning of period	$1.37	$1.41	$1.32	$0.93	$1.74	$1.55	$1.47	$1.42	$1.35	$1.00
Accumulation unit value at end of period	$1.54	$1.37	$1.41	$1.32	$0.93	$1.74	$1.55	$1.47	$1.42	$1.35
Number of accumulation units outstanding at end of period (000 omitted)	18	47	148	150	157	241	170	171	173	9

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  85

Variable account charges of 1.65% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003

Oppenheimer Global Fund/VA, Service Shares (03/17/2003)
Accumulation unit value at beginning of period	$2.00	$2.23	$1.96	$1.43	$2.43	$2.33	$2.02	$1.80	$1.54	$1.00
Accumulation unit value at end of period	$2.38	$2.00	$2.23	$1.96	$1.43	$2.43	$2.33	$2.02	$1.80	$1.54
Number of accumulation units outstanding at end of period (000 omitted)	—	—	39	42	42	53	54	52	52	1

Oppenheimer Global Strategic Income Fund/VA, Service Shares (03/17/2003)
Accumulation unit value at beginning of period	$1.51	$1.52	$1.35	$1.16	$1.37	$1.28	$1.21	$1.20	$1.13	$1.00
Accumulation unit value at end of period	$1.68	$1.51	$1.52	$1.35	$1.16	$1.37	$1.28	$1.21	$1.20	$1.13
Number of accumulation units outstanding at end of period (000 omitted)	146	185	216	245	284	376	310	299	307	75

Oppenheimer Main Street Small Cap Fund®/VA, Service Shares (03/17/2003)
Accumulation unit value at beginning of period	$2.01	$2.10	$1.73	$1.29	$2.11	$2.18	$1.93	$1.79	$1.53	$1.00
Accumulation unit value at end of period	$2.33	$2.01	$2.10	$1.73	$1.29	$2.11	$2.18	$1.93	$1.79	$1.53
Number of accumulation units outstanding at end of period (000 omitted)	73	74	113	352	355	357	358	359	362	268

Putnam VT Growth and Income Fund – Class IB Shares (03/17/2003)
Accumulation unit value at beginning of period	$1.29	$1.38	$1.22	$0.96	$1.59	$1.72	$1.51	$1.46	$1.33	$1.00
Accumulation unit value at end of period	$1.51	$1.29	$1.38	$1.22	$0.96	$1.59	$1.72	$1.51	$1.46	$1.33
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Putnam VT International Equity Fund – Class IB Shares (03/17/2003)
Accumulation unit value at beginning of period	$1.40	$1.71	$1.58	$1.29	$2.34	$2.20	$1.75	$1.59	$1.39	$1.00
Accumulation unit value at end of period	$1.68	$1.40	$1.71	$1.58	$1.29	$2.34	$2.20	$1.75	$1.59	$1.39
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	6	7	8	8	9	—

Putnam VT Multi-Cap Growth Fund – Class IB Shares (09/24/2010)
Accumulation unit value at beginning of period	$1.05	$1.13	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.21	$1.05	$1.13	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	12	12	12	—	—	—	—	—	—	—

Putnam VT Research Fund – Class IB Shares (03/17/2003)
Accumulation unit value at beginning of period	$1.38	$1.42	$1.24	$0.95	$1.57	$1.59	$1.45	$1.40	$1.33	$1.00
Accumulation unit value at end of period	$1.60	$1.38	$1.42	$1.24	$0.95	$1.57	$1.59	$1.45	$1.40	$1.33
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Variable Portfolio – Partners Small Cap Value Fund (Class 3) (03/17/2003)
Accumulation unit value at beginning of period	$2.11	$2.24	$1.83	$1.36	$2.03	$2.17	$1.83	$1.76	$1.49	$1.00
Accumulation unit value at end of period	$2.35	$2.11	$2.24	$1.83	$1.36	$2.03	$2.17	$1.83	$1.76	$1.49
Number of accumulation units outstanding at end of period (000 omitted)	—	—	3	3	3	3	3	5	7	3

 86  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Variable account charges of 1.70% of the daily net assets of the variable account.
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004

AllianceBernstein VPS Balanced Wealth Strategy Portfolio (Class B) (09/26/2008)
Accumulation unit value at beginning of period	$1.04	$1.09	$1.00	$0.82	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.16	$1.04	$1.09	$1.00	$0.82	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

AllianceBernstein VPS Global Thematic Growth Portfolio (Class B) (05/01/2007)
Accumulation unit value at beginning of period	$0.79	$1.04	$0.90	$0.59	$1.15	$1.00	—	—	—
Accumulation unit value at end of period	$0.87	$0.79	$1.04	$0.90	$0.59	$1.15	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

AllianceBernstein VPS Growth and Income Portfolio (Class B) (11/15/2004)
Accumulation unit value at beginning of period	$1.00	$0.96	$0.87	$0.73	$1.26	$1.22	$1.06	$1.03	$1.00
Accumulation unit value at end of period	$1.16	$1.00	$0.96	$0.87	$0.73	$1.26	$1.22	$1.06	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

AllianceBernstein VPS International Value Portfolio (Class B) (11/15/2004)
Accumulation unit value at beginning of period	$0.82	$1.04	$1.01	$0.76	$1.67	$1.60	$1.21	$1.05	$1.00
Accumulation unit value at end of period	$0.92	$0.82	$1.04	$1.01	$0.76	$1.67	$1.60	$1.21	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	46	43	39	269	262	105	43	28	1

American Century VP Inflation Protection, Class II (11/15/2004)
Accumulation unit value at beginning of period	$1.29	$1.17	$1.14	$1.05	$1.08	$1.01	$1.01	$1.01	$1.00
Accumulation unit value at end of period	$1.36	$1.29	$1.17	$1.14	$1.05	$1.08	$1.01	$1.01	$1.01
Number of accumulation units outstanding at end of period (000 omitted)	36	35	46	43	37	54	84	50	3

American Century VP International, Class II (11/15/2004)
Accumulation unit value at beginning of period	$1.14	$1.32	$1.19	$0.91	$1.67	$1.44	$1.18	$1.06	$1.00
Accumulation unit value at end of period	$1.36	$1.14	$1.32	$1.19	$0.91	$1.67	$1.44	$1.18	$1.06
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

American Century VP Mid Cap Value, Class II (05/01/2007)
Accumulation unit value at beginning of period	$0.97	$0.99	$0.85	$0.67	$0.90	$1.00	—	—	—
Accumulation unit value at end of period	$1.11	$0.97	$0.99	$0.85	$0.67	$0.90	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

American Century VP Ultra®, Class II (11/15/2004)
Accumulation unit value at beginning of period	$1.00	$1.01	$0.88	$0.67	$1.16	$0.98	$1.03	$1.03	$1.00
Accumulation unit value at end of period	$1.12	$1.00	$1.01	$0.88	$0.67	$1.16	$0.98	$1.03	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	45	46	52	53	53	49	99	36	—

American Century VP Value, Class II (11/15/2004)
Accumulation unit value at beginning of period	$1.08	$1.09	$0.98	$0.83	$1.16	$1.24	$1.07	$1.04	$1.00
Accumulation unit value at end of period	$1.22	$1.08	$1.09	$0.98	$0.83	$1.16	$1.24	$1.07	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	27	27	—	—	—

Columbia Variable Portfolio – Cash Management Fund (Class 3) (11/15/2004)
Accumulation unit value at beginning of period	$1.02	$1.04	$1.06	$1.07	$1.07	$1.04	$1.01	$1.00	$1.00
Accumulation unit value at end of period	$1.00	$1.02	$1.04	$1.06	$1.07	$1.07	$1.04	$1.01	$1.00
Number of accumulation units outstanding at end of period (000 omitted)	1	1	1	209	6	3	6	4	1

Columbia Variable Portfolio – Diversified Bond Fund (Class 3) (11/15/2004)
Accumulation unit value at beginning of period	$1.24	$1.18	$1.11	$0.99	$1.07	$1.04	$1.01	$1.00	$1.00
Accumulation unit value at end of period	$1.31	$1.24	$1.18	$1.11	$0.99	$1.07	$1.04	$1.01	$1.00
Number of accumulation units outstanding at end of period (000 omitted)	7	4	5	946	569	475	98	—	—

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3) (11/15/2004)
Accumulation unit value at beginning of period	$1.15	$1.23	$1.07	$0.86	$1.46	$1.38	$1.17	$1.05	$1.00
Accumulation unit value at end of period	$1.29	$1.15	$1.23	$1.07	$0.86	$1.46	$1.38	$1.17	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	71	69	75	790	522	227	110	51	—

Columbia Variable Portfolio – Emerging Markets Fund (Class 3) (11/15/2004)
Accumulation unit value at beginning of period	$1.81	$2.33	$1.98	$1.16	$2.54	$1.87	$1.42	$1.08	$1.00
Accumulation unit value at end of period	$2.15	$1.81	$2.33	$1.98	$1.16	$2.54	$1.87	$1.42	$1.08
Number of accumulation units outstanding at end of period (000 omitted)	14	14	13	109	125	48	27	15	—

Columbia Variable Portfolio – High Income Fund (Class 2) (04/28/2006)
Accumulation unit value at beginning of period	$1.28	$1.23	$1.11	$0.79	$1.07	$1.07	$1.00	—	—
Accumulation unit value at end of period	$1.45	$1.28	$1.23	$1.11	$0.79	$1.07	$1.07	—	—
Number of accumulation units outstanding at end of period (000 omitted)	7	8	10	10	11	12	39	—	—

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  87

Variable account charges of 1.70% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004

Columbia Variable Portfolio – High Yield Bond Fund (Class 3) (11/15/2004)
Accumulation unit value at beginning of period	$1.46	$1.40	$1.25	$0.83	$1.13	$1.12	$1.03	$1.01	$1.00
Accumulation unit value at end of period	$1.66	$1.46	$1.40	$1.25	$0.83	$1.13	$1.12	$1.03	$1.01
Number of accumulation units outstanding at end of period (000 omitted)	31	32	9	9	10	11	18	9	1

Columbia Variable Portfolio – Income Opportunities Fund (Class 3) (11/15/2004)
Accumulation unit value at beginning of period	$1.42	$1.36	$1.22	$0.87	$1.09	$1.08	$1.02	$1.01	$1.00
Accumulation unit value at end of period	$1.60	$1.42	$1.36	$1.22	$0.87	$1.09	$1.08	$1.02	$1.01
Number of accumulation units outstanding at end of period (000 omitted)	4	2	2	484	214	139	26	—	—

Columbia Variable Portfolio – International Opportunity Fund (Class 3) (11/15/2004)
Accumulation unit value at beginning of period	$1.13	$1.32	$1.18	$0.94	$1.60	$1.45	$1.18	$1.06	$1.00
Accumulation unit value at end of period	$1.31	$1.13	$1.32	$1.18	$0.94	$1.60	$1.45	$1.18	$1.06
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Large Cap Growth Fund (Class 3) (11/15/2004)
Accumulation unit value at beginning of period	$0.99	$1.04	$0.90	$0.67	$1.22	$1.21	$1.10	$1.03	$1.00
Accumulation unit value at end of period	$1.16	$0.99	$1.04	$0.90	$0.67	$1.22	$1.21	$1.10	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Large Core Quantitative Fund (Class 3) (11/15/2004)
Accumulation unit value at beginning of period	$1.02	$0.99	$0.85	$0.70	$1.23	$1.22	$1.07	$1.03	$1.00
Accumulation unit value at end of period	$1.14	$1.02	$0.99	$0.85	$0.70	$1.23	$1.22	$1.07	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	—	1	1	1	1	1	15	15	2

Columbia Variable Portfolio – Marsico Growth Fund (Class 1) (05/01/2007)
Accumulation unit value at beginning of period	$0.95	$0.99	$0.83	$0.67	$1.12	$1.00	—	—	—
Accumulation unit value at end of period	$1.05	$0.95	$0.99	$0.83	$0.67	$1.12	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	7	3	4	869	443	185	—	—	—

Columbia Variable Portfolio – Marsico International Opportunities Fund (Class 2) (05/01/2007)
Accumulation unit value at beginning of period	$0.72	$0.87	$0.78	$0.57	$1.13	$1.00	—	—	—
Accumulation unit value at end of period	$0.83	$0.72	$0.87	$0.78	$0.57	$1.13	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Class 3) (11/15/2004)
Accumulation unit value at beginning of period	$1.12	$1.34	$1.08	$0.67	$1.24	$1.11	$1.12	$1.04	$1.00
Accumulation unit value at end of period	$1.22	$1.12	$1.34	$1.08	$0.67	$1.24	$1.11	$1.12	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund (Class 3) (05/01/2007)
Accumulation unit value at beginning of period	$0.81	$0.90	$0.74	$0.54	$1.00	$1.00	—	—	—
Accumulation unit value at end of period	$0.94	$0.81	$0.90	$0.74	$0.54	$1.00	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – S&P 500 Index Fund (Class 3) (11/15/2004)
Accumulation unit value at beginning of period	$1.06	$1.06	$0.94	$0.76	$1.23	$1.19	$1.05	$1.02	$1.00
Accumulation unit value at end of period	$1.20	$1.06	$1.06	$0.94	$0.76	$1.23	$1.19	$1.05	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	17	17	—	—	—	—	—	—	—

Columbia Variable Portfolio – Select Large-Cap Value Fund (Class 3) (11/15/2004)
Accumulation unit value at beginning of period	$1.03	$1.06	$0.90	$0.72	$1.21	$1.24	$1.06	$1.03	$1.00
Accumulation unit value at end of period	$1.19	$1.03	$1.06	$0.90	$0.72	$1.21	$1.24	$1.06	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3) (11/15/2004)
Accumulation unit value at beginning of period	$1.06	$1.07	$1.05	$1.01	$1.06	$1.02	$1.00	$1.00	$1.00
Accumulation unit value at end of period	$1.06	$1.06	$1.07	$1.05	$1.01	$1.06	$1.02	$1.00	$1.00
Number of accumulation units outstanding at end of period (000 omitted)	67	67	—	139	19	16	8	—	—

Columbia Variable Portfolio – Small Cap Value Fund (Class 2) (11/15/2004)
Accumulation unit value at beginning of period	$1.22	$1.33	$1.07	$0.87	$1.23	$1.28	$1.09	$1.06	$1.00
Accumulation unit value at end of period	$1.34	$1.22	$1.33	$1.07	$0.87	$1.23	$1.28	$1.09	$1.06
Number of accumulation units outstanding at end of period (000 omitted)	4	2	2	489	265	137	—	—	—

Credit Suisse Trust – Commodity Return Strategy Portfolio (05/01/2007)
Accumulation unit value at beginning of period	$0.83	$0.96	$0.84	$0.72	$1.10	$1.00	—	—	—
Accumulation unit value at end of period	$0.80	$0.83	$0.96	$0.84	$0.72	$1.10	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

 88  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Variable account charges of 1.70% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004

Dreyfus Investment Portfolios MidCap Stock Portfolio, Service Shares (11/15/2004)
Accumulation unit value at beginning of period	$1.13	$1.14	$0.92	$0.69	$1.18	$1.18	$1.11	$1.04	$1.00
Accumulation unit value at end of period	$1.32	$1.13	$1.14	$0.92	$0.69	$1.18	$1.18	$1.11	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Dreyfus Investment Portfolios Technology Growth Portfolio, Service Shares (11/15/2004)
Accumulation unit value at beginning of period	$1.23	$1.36	$1.07	$0.69	$1.20	$1.07	$1.04	$1.02	$1.00
Accumulation unit value at end of period	$1.40	$1.23	$1.36	$1.07	$0.69	$1.20	$1.07	$1.04	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	8	8	9	10	12	11	20	8	—

Dreyfus Variable Investment Fund Appreciation Portfolio, Service Shares (11/15/2004)
Accumulation unit value at beginning of period	$1.26	$1.18	$1.04	$0.87	$1.25	$1.19	$1.04	$1.02	$1.00
Accumulation unit value at end of period	$1.36	$1.26	$1.18	$1.04	$0.87	$1.25	$1.19	$1.04	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Dreyfus Variable Investment Fund International Equity Portfolio, Service Shares (05/01/2007)
Accumulation unit value at beginning of period	$0.68	$0.82	$0.76	$0.62	$1.09	$1.00	—	—	—
Accumulation unit value at end of period	$0.83	$0.68	$0.82	$0.76	$0.62	$1.09	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	6	6	—	—	—

Dreyfus Variable Investment Fund International Value Portfolio, Service Shares (11/15/2004)
Accumulation unit value at beginning of period	$0.91	$1.14	$1.12	$0.87	$1.41	$1.38	$1.15	$1.05	$1.00
Accumulation unit value at end of period	$1.01	$0.91	$1.14	$1.12	$0.87	$1.41	$1.38	$1.15	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Eaton Vance VT Floating-Rate Income Fund (05/01/2007)
Accumulation unit value at beginning of period	$1.08	$1.07	$1.00	$0.70	$0.98	$1.00	—	—	—
Accumulation unit value at end of period	$1.14	$1.08	$1.07	$1.00	$0.70	$0.98	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	3	2	2	336	161	111	—	—	—

Fidelity® VIP Contrafund® Portfolio Service Class 2 (11/15/2004)
Accumulation unit value at beginning of period	$1.23	$1.29	$1.12	$0.84	$1.50	$1.30	$1.18	$1.03	$1.00
Accumulation unit value at end of period	$1.41	$1.23	$1.29	$1.12	$0.84	$1.50	$1.30	$1.18	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	83	84	79	215	429	291	197	105	43

Fidelity® VIP Growth Portfolio Service Class 2 (11/15/2004)
Accumulation unit value at beginning of period	$1.08	$1.09	$0.90	$0.71	$1.38	$1.11	$1.06	$1.02	$1.00
Accumulation unit value at end of period	$1.21	$1.08	$1.09	$0.90	$0.71	$1.38	$1.11	$1.06	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Fidelity® VIP Investment Grade Bond Portfolio Service Class 2 (11/15/2004)
Accumulation unit value at beginning of period	$1.26	$1.20	$1.14	$1.00	$1.05	$1.03	$1.01	$1.00	$1.00
Accumulation unit value at end of period	$1.31	$1.26	$1.20	$1.14	$1.00	$1.05	$1.03	$1.01	$1.00
Number of accumulation units outstanding at end of period (000 omitted)	41	38	47	470	281	264	87	52	3

Fidelity® VIP Mid Cap Portfolio Service Class 2 (11/15/2004)
Accumulation unit value at beginning of period	$1.38	$1.58	$1.25	$0.91	$1.53	$1.35	$1.22	$1.05	$1.00
Accumulation unit value at end of period	$1.56	$1.38	$1.58	$1.25	$0.91	$1.53	$1.35	$1.22	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	48	47	13	181	189	73	27	12	—

Fidelity® VIP Overseas Portfolio Service Class 2 (11/15/2004)
Accumulation unit value at beginning of period	$1.01	$1.24	$1.12	$0.90	$1.63	$1.42	$1.23	$1.05	$1.00
Accumulation unit value at end of period	$1.19	$1.01	$1.24	$1.12	$0.90	$1.63	$1.42	$1.23	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	6	3	—

FTVIPT Franklin Income Securities Fund – Class 2 (11/15/2004)
Accumulation unit value at beginning of period	$1.26	$1.25	$1.13	$0.84	$1.22	$1.20	$1.03	$1.03	$1.00
Accumulation unit value at end of period	$1.39	$1.26	$1.25	$1.13	$0.84	$1.22	$1.20	$1.03	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

FTVIPT Franklin Rising Dividends Securities Fund – Class 2 (11/15/2004)
Accumulation unit value at beginning of period	$1.18	$1.13	$0.95	$0.82	$1.15	$1.20	$1.04	$1.03	$1.00
Accumulation unit value at end of period	$1.29	$1.18	$1.13	$0.95	$0.82	$1.15	$1.20	$1.04	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

FTVIPT Franklin Small-Mid Cap Growth Securities Fund – Class 2 (11/15/2004)
Accumulation unit value at beginning of period	$1.16	$1.24	$0.98	$0.70	$1.23	$1.13	$1.06	$1.02	$1.00
Accumulation unit value at end of period	$1.26	$1.16	$1.24	$0.98	$0.70	$1.23	$1.13	$1.06	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  89

Variable account charges of 1.70% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004

FTVIPT Mutual Shares Securities Fund – Class 2 (11/15/2004)
Accumulation unit value at beginning of period	$1.09	$1.12	$1.03	$0.83	$1.34	$1.32	$1.13	$1.04	$1.00
Accumulation unit value at end of period	$1.23	$1.09	$1.12	$1.03	$0.83	$1.34	$1.32	$1.13	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	33	33	56	33	33

FTVIPT Templeton Global Bond Securities Fund – Class 2 (11/15/2004)
Accumulation unit value at beginning of period	$1.61	$1.65	$1.47	$1.26	$1.20	$1.10	$1.00	$1.05	$1.00
Accumulation unit value at end of period	$1.82	$1.61	$1.65	$1.47	$1.26	$1.20	$1.10	$1.00	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	12	12	13	342	213	198	62	19	1

FTVIPT Templeton Growth Securities Fund – Class 2 (11/15/2004)
Accumulation unit value at beginning of period	$0.95	$1.04	$0.98	$0.76	$1.34	$1.34	$1.11	$1.04	$1.00
Accumulation unit value at end of period	$1.13	$0.95	$1.04	$0.98	$0.76	$1.34	$1.34	$1.11	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares (11/15/2004)
Accumulation unit value at beginning of period	$1.23	$1.34	$1.09	$0.83	$1.34	$1.32	$1.16	$1.04	$1.00
Accumulation unit value at end of period	$1.43	$1.23	$1.34	$1.09	$0.83	$1.34	$1.32	$1.16	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	20	20	22	173	183	138	44	18	—

Goldman Sachs VIT Structured U.S. Equity Fund – Institutional Shares (05/01/2007)
Accumulation unit value at beginning of period	$0.78	$0.77	$0.69	$0.58	$0.94	$1.00	—	—	—
Accumulation unit value at end of period	$0.88	$0.78	$0.77	$0.69	$0.58	$0.94	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Invesco V.I. Global Health Care Fund, Series II Shares (05/01/2007)
Accumulation unit value at beginning of period	$0.95	$0.93	$0.90	$0.72	$1.03	$1.00	—	—	—
Accumulation unit value at end of period	$1.13	$0.95	$0.93	$0.90	$0.72	$1.03	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Invesco V.I. International Growth Fund, Series II Shares (05/01/2007)
Accumulation unit value at beginning of period	$0.82	$0.89	$0.81	$0.61	$1.04	$1.00	—	—	—
Accumulation unit value at end of period	$0.93	$0.82	$0.89	$0.81	$0.61	$1.04	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	6	3	3	691	220	82	—	—	—

Invesco V.I. Mid Cap Core Equity Fund, Series II Shares (11/15/2004)
Accumulation unit value at beginning of period	$1.17	$1.27	$1.13	$0.89	$1.27	$1.18	$1.08	$1.02	$1.00
Accumulation unit value at end of period	$1.27	$1.17	$1.27	$1.13	$0.89	$1.27	$1.18	$1.08	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	2	2	—

Invesco V.I. American Franchise Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$0.96	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Invesco V.I. Comstock Fund, Series II Shares (11/15/2004)
Accumulation unit value at beginning of period	$1.01	$1.05	$0.92	$0.73	$1.16	$1.20	$1.05	$1.03	$1.00
Accumulation unit value at end of period	$1.18	$1.01	$1.05	$0.92	$0.73	$1.16	$1.20	$1.05	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	84	88	98	346	337	201	143	72	1

Invesco V.I. Mid Cap Growth Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$0.97	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Invesco V.I. Value Opportunities Fund, Series II Shares (11/15/2004)
Accumulation unit value at beginning of period	$0.81	$0.85	$0.81	$0.56	$1.18	$1.19	$1.07	$1.03	$1.00
Accumulation unit value at end of period	$0.94	$0.81	$0.85	$0.81	$0.56	$1.18	$1.19	$1.07	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	—	1	1	1	1	1	6	6	1

Janus Aspen Series Janus Portfolio: Service Shares (05/01/2007)
Accumulation unit value at beginning of period	$0.87	$0.94	$0.83	$0.62	$1.05	$1.00	—	—	—
Accumulation unit value at end of period	$1.01	$0.87	$0.94	$0.83	$0.62	$1.05	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	6	3	3	743	458	213	—	—	—

ClearBridge Variable Small Cap Growth Portfolio – Class I (05/01/2007)
Accumulation unit value at beginning of period	$1.03	$1.04	$0.84	$0.60	$1.03	$1.00	—	—	—
Accumulation unit value at end of period	$1.21	$1.03	$1.04	$0.84	$0.60	$1.03	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

 90  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Variable account charges of 1.70% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004

MFS® Investors Growth Stock Series – Service Class (11/15/2004)
Accumulation unit value at beginning of period	$1.12	$1.14	$1.03	$0.76	$1.22	$1.12	$1.06	$1.03	$1.00
Accumulation unit value at end of period	$1.29	$1.12	$1.14	$1.03	$0.76	$1.22	$1.12	$1.06	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

MFS® New Discovery Series – Service Class (11/15/2004)
Accumulation unit value at beginning of period	$1.34	$1.53	$1.14	$0.71	$1.20	$1.19	$1.07	$1.04	$1.00
Accumulation unit value at end of period	$1.60	$1.34	$1.53	$1.14	$0.71	$1.20	$1.19	$1.07	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

MFS® Total Return Series – Service Class (11/15/2004)
Accumulation unit value at beginning of period	$1.10	$1.10	$1.02	$0.88	$1.16	$1.13	$1.03	$1.02	$1.00
Accumulation unit value at end of period	$1.20	$1.10	$1.10	$1.02	$0.88	$1.16	$1.13	$1.03	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

MFS® Utilities Series – Service Class (11/15/2004)
Accumulation unit value at beginning of period	$1.83	$1.75	$1.57	$1.20	$1.96	$1.56	$1.21	$1.06	$1.00
Accumulation unit value at end of period	$2.04	$1.83	$1.75	$1.57	$1.20	$1.96	$1.56	$1.21	$1.06
Number of accumulation units outstanding at end of period (000 omitted)	10	10	—	—	—	—	—	—	—

Morgan Stanley UIF Global Real Estate Portfolio, Class II Shares (05/01/2007)
Accumulation unit value at beginning of period	$0.68	$0.77	$0.64	$0.46	$0.85	$1.00	—	—	—
Accumulation unit value at end of period	$0.87	$0.68	$0.77	$0.64	$0.46	$0.85	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	47	47	1	154	161	45	—	—	—

Morgan Stanley UIF Mid Cap Growth Portfolio, Class II Shares (05/01/2007)
Accumulation unit value at beginning of period	$1.08	$1.18	$0.91	$0.59	$1.12	$1.00	—	—	—
Accumulation unit value at end of period	$1.15	$1.08	$1.18	$0.91	$0.59	$1.12	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Morgan Stanley UIF U.S. Real Estate Portfolio, Class II Shares (11/15/2004)
Accumulation unit value at beginning of period	$1.35	$1.30	$1.02	$0.81	$1.33	$1.64	$1.21	$1.05	$1.00
Accumulation unit value at end of period	$1.54	$1.35	$1.30	$1.02	$0.81	$1.33	$1.64	$1.21	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	4	4	1

Oppenheimer Capital Appreciation Fund/VA, Service Shares (11/15/2004)
Accumulation unit value at beginning of period	$0.98	$1.01	$0.94	$0.66	$1.24	$1.11	$1.05	$1.02	$1.00
Accumulation unit value at end of period	$1.10	$0.98	$1.01	$0.94	$0.66	$1.24	$1.11	$1.05	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	49	49	36	34	81	75	75	63	35

Oppenheimer Global Fund/VA, Service Shares (11/15/2004)
Accumulation unit value at beginning of period	$1.19	$1.32	$1.16	$0.85	$1.44	$1.38	$1.20	$1.07	$1.00
Accumulation unit value at end of period	$1.41	$1.19	$1.32	$1.16	$0.85	$1.44	$1.38	$1.20	$1.07
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Oppenheimer Global Strategic Income Fund/VA, Service Shares (11/15/2004)
Accumulation unit value at beginning of period	$1.28	$1.29	$1.14	$0.98	$1.17	$1.08	$1.03	$1.02	$1.00
Accumulation unit value at end of period	$1.42	$1.28	$1.29	$1.14	$0.98	$1.17	$1.08	$1.03	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	31	29	33	685	408	319	107	61	27

Oppenheimer Main Street Small Cap Fund®/VA, Service Shares (11/15/2004)
Accumulation unit value at beginning of period	$1.17	$1.22	$1.01	$0.75	$1.23	$1.27	$1.13	$1.04	$1.00
Accumulation unit value at end of period	$1.36	$1.17	$1.22	$1.01	$0.75	$1.23	$1.27	$1.13	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	14	14	—	—	—	—	—	—	—

PIMCO VIT All Asset Portfolio, Advisor Class (05/01/2007)
Accumulation unit value at beginning of period	$1.13	$1.13	$1.02	$0.85	$1.03	$1.00	—	—	—
Accumulation unit value at end of period	$1.28	$1.13	$1.13	$1.02	$0.85	$1.03	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	3	1	1	388	372	237	—	—	—

Putnam VT Global Health Care Fund – Class IB Shares (11/15/2004)
Accumulation unit value at beginning of period	$1.13	$1.16	$1.15	$0.93	$1.14	$1.17	$1.15	$1.04	$1.00
Accumulation unit value at end of period	$1.35	$1.13	$1.16	$1.15	$0.93	$1.14	$1.17	$1.15	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Putnam VT International Equity Fund – Class IB Shares (11/15/2004)
Accumulation unit value at beginning of period	$0.93	$1.14	$1.05	$0.86	$1.56	$1.46	$1.16	$1.05	$1.00
Accumulation unit value at end of period	$1.11	$0.93	$1.14	$1.05	$0.86	$1.56	$1.46	$1.16	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  91

Variable account charges of 1.70% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004

Putnam VT Multi-Cap Growth Fund – Class IB Shares (09/24/2010)
Accumulation unit value at beginning of period	$1.05	$1.13	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.21	$1.05	$1.13	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Putnam VT Small Cap Value Fund – Class IB Shares (11/15/2004)
Accumulation unit value at beginning of period	$0.98	$1.05	$0.85	$0.65	$1.10	$1.28	$1.11	$1.05	$1.00
Accumulation unit value at end of period	$1.13	$0.98	$1.05	$0.85	$0.65	$1.10	$1.28	$1.11	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	14	—	—

Variable Portfolio – Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.06	$1.12	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.19	$1.06	$1.12	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	270	—	—	—	—	—	—

Variable Portfolio – Aggressive Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.06	$1.12	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.19	$1.06	$1.12	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	735	832	1,055	—	—	—	—	—	—

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund (Class 3) (05/01/2006)
Accumulation unit value at beginning of period	$1.25	$1.15	$1.12	$1.07	$1.09	$1.02	$1.00	—	—
Accumulation unit value at end of period	$1.29	$1.25	$1.15	$1.12	$1.07	$1.09	$1.02	—	—
Number of accumulation units outstanding at end of period (000 omitted)	6	3	3	674	211	180	57	—	—

Variable Portfolio – Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.05	$1.04	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.11	$1.05	$1.04	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—

Variable Portfolio – Conservative Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.05	$1.04	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.11	$1.05	$1.04	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	167	171	314	—	—	—	—	—	—

Variable Portfolio – Moderate Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.07	$1.09	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.17	$1.07	$1.09	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,641	2,786	2,308	—	—	—	—	—	—

Variable Portfolio – Moderate Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.07	$1.09	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.17	$1.07	$1.09	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	3,119	4,088	4,526	—	—	—	—	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.07	$1.11	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.18	$1.07	$1.11	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,471	2,528	1,657	—	—	—	—	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.07	$1.11	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.18	$1.07	$1.11	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,960	3,588	3,737	—	—	—	—	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.07	$1.06	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.14	$1.07	$1.06	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	119	122	124	—	—	—	—	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.07	$1.07	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.14	$1.07	$1.07	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,069	1,165	1,202	—	—	—	—	—	—

Variable Portfolio – Partners Small Cap Value Fund (Class 3) (11/15/2004)
Accumulation unit value at beginning of period	$1.25	$1.33	$1.09	$0.81	$1.21	$1.29	$1.09	$1.05	$1.00
Accumulation unit value at end of period	$1.40	$1.25	$1.33	$1.09	$0.81	$1.21	$1.29	$1.09	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	41	42	31	33	35	35	37	29	—

 92  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Variable account charges of 1.70% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004

Variable Portfolio – Sit Dividend Growth Fund (Class 3) (05/01/2007)
Accumulation unit value at beginning of period	$0.80	$0.84	$0.77	$0.60	$0.99	$1.00	—	—	—
Accumulation unit value at end of period	$0.87	$0.80	$0.84	$0.77	$0.60	$0.99	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	50	45	4	900	388	173	—	—	—

Variable Portfolio – Victory Established Value Fund (Class 3) (11/15/2004)
Accumulation unit value at beginning of period	$1.13	$1.22	$1.02	$0.76	$1.22	$1.17	$1.03	$1.04	$1.00
Accumulation unit value at end of period	$1.30	$1.13	$1.22	$1.02	$0.76	$1.22	$1.17	$1.03	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	14	14	—	—	—	—	—	—	—

Wanger International (11/15/2004)
Accumulation unit value at beginning of period	$1.62	$1.93	$1.57	$1.07	$2.00	$1.75	$1.30	$1.08	$1.00
Accumulation unit value at end of period	$1.94	$1.62	$1.93	$1.57	$1.07	$2.00	$1.75	$1.30	$1.08
Number of accumulation units outstanding at end of period (000 omitted)	19	20	20	156	176	67	37	22	—

Wanger USA (11/15/2004)
Accumulation unit value at beginning of period	$1.19	$1.26	$1.04	$0.74	$1.25	$1.21	$1.14	$1.04	$1.00
Accumulation unit value at end of period	$1.41	$1.19	$1.26	$1.04	$0.74	$1.25	$1.21	$1.14	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	18	18	20	170	121	60	25	17	—

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  93

Variable account charges of 1.80% of the daily net assets of the variable account.
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007

AllianceBernstein VPS Global Thematic Growth Portfolio (Class B) (10/01/2007)
Accumulation unit value at beginning of period	$0.67	$0.89	$0.77	$0.51	$0.99	$1.00
Accumulation unit value at end of period	$0.75	$0.67	$0.89	$0.77	$0.51	$0.99
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

AllianceBernstein VPS Growth and Income Portfolio (Class B) (10/01/2007)
Accumulation unit value at beginning of period	$0.77	$0.74	$0.67	$0.56	$0.97	$1.00
Accumulation unit value at end of period	$0.89	$0.77	$0.74	$0.67	$0.56	$0.97
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

AllianceBernstein VPS International Value Portfolio (Class B) (10/01/2007)
Accumulation unit value at beginning of period	$0.46	$0.58	$0.57	$0.43	$0.94	$1.00
Accumulation unit value at end of period	$0.52	$0.46	$0.58	$0.57	$0.43	$0.94
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

American Century VP Mid Cap Value, Class II (10/01/2007)
Accumulation unit value at beginning of period	$0.98	$1.01	$0.86	$0.68	$0.91	$1.00
Accumulation unit value at end of period	$1.12	$0.98	$1.01	$0.86	$0.68	$0.91
Number of accumulation units outstanding at end of period (000 omitted)	2	2	2	2	1	—

American Century VP Ultra®, Class II (10/01/2007)
Accumulation unit value at beginning of period	$0.89	$0.89	$0.79	$0.59	$1.04	$1.00
Accumulation unit value at end of period	$0.99	$0.89	$0.89	$0.79	$0.59	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

American Century VP Value, Class II (10/01/2007)
Accumulation unit value at beginning of period	$0.84	$0.85	$0.76	$0.65	$0.90	$1.00
Accumulation unit value at end of period	$0.94	$0.84	$0.85	$0.76	$0.65	$0.90
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Columbia Variable Portfolio – Cash Management Fund (Class 3) (10/01/2007)
Accumulation unit value at beginning of period	$0.96	$0.98	$0.99	$1.01	$1.00	$1.00
Accumulation unit value at end of period	$0.94	$0.96	$0.98	$0.99	$1.01	$1.00
Number of accumulation units outstanding at end of period (000 omitted)	154	154	157	160	—	—

Columbia Variable Portfolio – Diversified Bond Fund (Class 3) (10/01/2007)
Accumulation unit value at beginning of period	$1.17	$1.11	$1.05	$0.93	$1.01	$1.00
Accumulation unit value at end of period	$1.23	$1.17	$1.11	$1.05	$0.93	$1.01
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3) (10/01/2007)
Accumulation unit value at beginning of period	$0.75	$0.80	$0.70	$0.56	$0.96	$1.00
Accumulation unit value at end of period	$0.84	$0.75	$0.80	$0.70	$0.56	$0.96
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Columbia Variable Portfolio – Emerging Markets Fund (Class 3) (10/01/2007)
Accumulation unit value at beginning of period	$0.74	$0.96	$0.82	$0.48	$1.05	$1.00
Accumulation unit value at end of period	$0.88	$0.74	$0.96	$0.82	$0.48	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Columbia Variable Portfolio – High Income Fund (Class 2) (10/01/2007)
Accumulation unit value at beginning of period	$1.19	$1.14	$1.03	$0.73	$0.99	$1.00
Accumulation unit value at end of period	$1.34	$1.19	$1.14	$1.03	$0.73	$0.99
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Columbia Variable Portfolio – High Yield Bond Fund (Class 3) (10/01/2007)
Accumulation unit value at beginning of period	$1.26	$1.22	$1.09	$0.72	$0.98	$1.00
Accumulation unit value at end of period	$1.43	$1.26	$1.22	$1.09	$0.72	$0.98
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Columbia Variable Portfolio – Income Opportunities Fund (Class 3) (10/01/2007)
Accumulation unit value at beginning of period	$1.27	$1.22	$1.10	$0.79	$0.99	$1.00
Accumulation unit value at end of period	$1.44	$1.27	$1.22	$1.10	$0.79	$0.99
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Columbia Variable Portfolio – International Opportunity Fund (Class 3) (10/01/2007)
Accumulation unit value at beginning of period	$0.70	$0.82	$0.73	$0.58	$1.00	$1.00
Accumulation unit value at end of period	$0.81	$0.70	$0.82	$0.73	$0.58	$1.00
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

 94  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Variable account charges of 1.80% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007

Columbia Variable Portfolio – Large Cap Growth Fund (Class 3) (10/01/2007)
Accumulation unit value at beginning of period	$0.76	$0.80	$0.69	$0.51	$0.94	$1.00
Accumulation unit value at end of period	$0.89	$0.76	$0.80	$0.69	$0.51	$0.94
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Columbia Variable Portfolio – Large Core Quantitative Fund (Class 3) (10/01/2007)
Accumulation unit value at beginning of period	$0.78	$0.76	$0.66	$0.54	$0.95	$1.00
Accumulation unit value at end of period	$0.87	$0.78	$0.76	$0.66	$0.54	$0.95
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Columbia Variable Portfolio – Marsico Growth Fund (Class 1) (10/01/2007)
Accumulation unit value at beginning of period	$0.85	$0.89	$0.74	$0.60	$1.01	$1.00
Accumulation unit value at end of period	$0.94	$0.85	$0.89	$0.74	$0.60	$1.01
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	1	—

Columbia Variable Portfolio – Marsico International Opportunities Fund (Class 2) (10/01/2007)
Accumulation unit value at beginning of period	$0.63	$0.77	$0.69	$0.51	$1.01	$1.00
Accumulation unit value at end of period	$0.73	$0.63	$0.77	$0.69	$0.51	$1.01
Number of accumulation units outstanding at end of period (000 omitted)	3	3	3	3	—	—

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund (Class 3) (10/01/2007)
Accumulation unit value at beginning of period	$0.78	$0.86	$0.72	$0.52	$0.96	$1.00
Accumulation unit value at end of period	$0.90	$0.78	$0.86	$0.72	$0.52	$0.96
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Columbia Variable Portfolio – S&P 500 Index Fund (Class 3) (10/01/2007)
Accumulation unit value at beginning of period	$0.83	$0.83	$0.73	$0.59	$0.96	$1.00
Accumulation unit value at end of period	$0.94	$0.83	$0.83	$0.73	$0.59	$0.96
Number of accumulation units outstanding at end of period (000 omitted)	2	2	2	2	—	—

Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3) (10/01/2007)
Accumulation unit value at beginning of period	$1.01	$1.01	$1.00	$0.96	$1.01	$1.00
Accumulation unit value at end of period	$1.01	$1.01	$1.01	$1.00	$0.96	$1.01
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Columbia Variable Portfolio – Small Cap Value Fund (Class 2) (10/01/2007)
Accumulation unit value at beginning of period	$0.95	$1.03	$0.83	$0.67	$0.95	$1.00
Accumulation unit value at end of period	$1.03	$0.95	$1.03	$0.83	$0.67	$0.95
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Credit Suisse Trust – Commodity Return Strategy Portfolio (10/01/2007)
Accumulation unit value at beginning of period	$0.79	$0.92	$0.80	$0.68	$1.05	$1.00
Accumulation unit value at end of period	$0.76	$0.79	$0.92	$0.80	$0.68	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Dreyfus Variable Investment Fund International Equity Portfolio, Service Shares (10/01/2007)
Accumulation unit value at beginning of period	$0.64	$0.76	$0.71	$0.58	$1.02	$1.00
Accumulation unit value at end of period	$0.77	$0.64	$0.76	$0.71	$0.58	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Dreyfus Variable Investment Fund International Value Portfolio, Service Shares (10/01/2007)
Accumulation unit value at beginning of period	$0.63	$0.79	$0.77	$0.60	$0.97	$1.00
Accumulation unit value at end of period	$0.69	$0.63	$0.79	$0.77	$0.60	$0.97
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Eaton Vance VT Floating-Rate Income Fund (10/01/2007)
Accumulation unit value at beginning of period	$1.09	$1.08	$1.01	$0.71	$0.99	$1.00
Accumulation unit value at end of period	$1.14	$1.09	$1.08	$1.01	$0.71	$0.99
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Fidelity® VIP Contrafund® Portfolio Service Class 2 (10/01/2007)
Accumulation unit value at beginning of period	$0.82	$0.86	$0.75	$0.56	$1.00	$1.00
Accumulation unit value at end of period	$0.94	$0.82	$0.86	$0.75	$0.56	$1.00
Number of accumulation units outstanding at end of period (000 omitted)	2	2	2	2	1	—

Fidelity® VIP Investment Grade Bond Portfolio Service Class 2 (10/01/2007)
Accumulation unit value at beginning of period	$1.21	$1.15	$1.09	$0.96	$1.01	$1.00
Accumulation unit value at end of period	$1.25	$1.21	$1.15	$1.09	$0.96	$1.01
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  95

Variable account charges of 1.80% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007

Fidelity® VIP Mid Cap Portfolio Service Class 2 (10/01/2007)
Accumulation unit value at beginning of period	$0.88	$1.00	$0.79	$0.58	$0.97	$1.00
Accumulation unit value at end of period	$0.99	$0.88	$1.00	$0.79	$0.58	$0.97
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Fidelity® VIP Overseas Portfolio Service Class 2 (10/01/2007)
Accumulation unit value at beginning of period	$0.61	$0.76	$0.68	$0.55	$1.00	$1.00
Accumulation unit value at end of period	$0.73	$0.61	$0.76	$0.68	$0.55	$1.00
Number of accumulation units outstanding at end of period (000 omitted)	3	3	3	3	—	—

FTVIPT Franklin Income Securities Fund – Class 2 (10/01/2007)
Accumulation unit value at beginning of period	$1.00	$0.99	$0.90	$0.67	$0.98	$1.00
Accumulation unit value at end of period	$1.10	$1.00	$0.99	$0.90	$0.67	$0.98
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	1	—

FTVIPT Templeton Global Bond Securities Fund – Class 2 (10/01/2007)
Accumulation unit value at beginning of period	$1.34	$1.38	$1.23	$1.05	$1.01	$1.00
Accumulation unit value at end of period	$1.52	$1.34	$1.38	$1.23	$1.05	$1.01
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

FTVIPT Templeton Growth Securities Fund – Class 2 (10/01/2007)
Accumulation unit value at beginning of period	$0.68	$0.75	$0.71	$0.55	$0.97	$1.00
Accumulation unit value at end of period	$0.81	$0.68	$0.75	$0.71	$0.55	$0.97
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares (10/01/2007)
Accumulation unit value at beginning of period	$0.88	$0.96	$0.78	$0.60	$0.96	$1.00
Accumulation unit value at end of period	$1.02	$0.88	$0.96	$0.78	$0.60	$0.96
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	1	—

Goldman Sachs VIT Structured U.S. Equity Fund – Institutional Shares (10/01/2007)
Accumulation unit value at beginning of period	$0.79	$0.77	$0.69	$0.58	$0.94	$1.00
Accumulation unit value at end of period	$0.88	$0.79	$0.77	$0.69	$0.58	$0.94
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Invesco V.I. Global Health Care Fund, Series II Shares (10/01/2007)
Accumulation unit value at beginning of period	$0.94	$0.92	$0.89	$0.71	$1.02	$1.00
Accumulation unit value at end of period	$1.11	$0.94	$0.92	$0.89	$0.71	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Invesco V.I. International Growth Fund, Series II Shares (10/01/2007)
Accumulation unit value at beginning of period	$0.76	$0.83	$0.75	$0.57	$0.97	$1.00
Accumulation unit value at end of period	$0.86	$0.76	$0.83	$0.75	$0.57	$0.97
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Invesco V.I. American Franchise Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.96	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Invesco V.I. Comstock Fund, Series II Shares (10/01/2007)
Accumulation unit value at beginning of period	$0.81	$0.85	$0.74	$0.59	$0.94	$1.00
Accumulation unit value at end of period	$0.95	$0.81	$0.85	$0.74	$0.59	$0.94
Number of accumulation units outstanding at end of period (000 omitted)	3	3	3	3	1	—

Invesco V.I. Mid Cap Growth Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.97	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Janus Aspen Series Janus Portfolio: Service Shares (10/01/2007)
Accumulation unit value at beginning of period	$0.81	$0.88	$0.78	$0.59	$0.99	$1.00
Accumulation unit value at end of period	$0.95	$0.81	$0.88	$0.78	$0.59	$0.99
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

ClearBridge Variable Small Cap Growth Portfolio – Class I (10/01/2007)
Accumulation unit value at beginning of period	$0.99	$0.99	$0.81	$0.57	$0.99	$1.00
Accumulation unit value at end of period	$1.16	$0.99	$0.99	$0.81	$0.57	$0.99
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

 96  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Variable account charges of 1.80% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007

MFS® Total Return Series – Service Class (10/01/2007)
Accumulation unit value at beginning of period	$0.93	$0.93	$0.86	$0.75	$0.98	$1.00
Accumulation unit value at end of period	$1.01	$0.93	$0.93	$0.86	$0.75	$0.98
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	1	—

MFS® Utilities Series – Service Class (10/01/2007)
Accumulation unit value at beginning of period	$0.97	$0.93	$0.83	$0.64	$1.04	$1.00
Accumulation unit value at end of period	$1.08	$0.97	$0.93	$0.83	$0.64	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Morgan Stanley UIF Global Real Estate Portfolio, Class II Shares (10/01/2007)
Accumulation unit value at beginning of period	$0.71	$0.80	$0.67	$0.48	$0.88	$1.00
Accumulation unit value at end of period	$0.90	$0.71	$0.80	$0.67	$0.48	$0.88
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Morgan Stanley UIF Mid Cap Growth Portfolio, Class II Shares (10/01/2007)
Accumulation unit value at beginning of period	$0.95	$1.04	$0.80	$0.52	$0.99	$1.00
Accumulation unit value at end of period	$1.01	$0.95	$1.04	$0.80	$0.52	$0.99
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Oppenheimer Capital Appreciation Fund/VA, Service Shares (10/01/2007)
Accumulation unit value at beginning of period	$0.76	$0.78	$0.73	$0.52	$0.97	$1.00
Accumulation unit value at end of period	$0.85	$0.76	$0.78	$0.73	$0.52	$0.97
Number of accumulation units outstanding at end of period (000 omitted)	3	3	3	3	—	—

Oppenheimer Global Fund/VA, Service Shares (10/01/2007)
Accumulation unit value at beginning of period	$0.78	$0.87	$0.76	$0.56	$0.95	$1.00
Accumulation unit value at end of period	$0.92	$0.78	$0.87	$0.76	$0.56	$0.95
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	1	—

Oppenheimer Global Strategic Income Fund/VA, Service Shares (10/01/2007)
Accumulation unit value at beginning of period	$1.11	$1.13	$1.00	$0.86	$1.02	$1.00
Accumulation unit value at end of period	$1.24	$1.11	$1.13	$1.00	$0.86	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Oppenheimer Main Street Small Cap Fund®/VA, Service Shares (10/01/2007)
Accumulation unit value at beginning of period	$0.89	$0.93	$0.77	$0.57	$0.94	$1.00
Accumulation unit value at end of period	$1.03	$0.89	$0.93	$0.77	$0.57	$0.94
Number of accumulation units outstanding at end of period (000 omitted)	2	2	2	2	—	—

PIMCO VIT All Asset Portfolio, Advisor Class (10/01/2007)
Accumulation unit value at beginning of period	$1.10	$1.10	$0.99	$0.83	$1.01	$1.00
Accumulation unit value at end of period	$1.25	$1.10	$1.10	$0.99	$0.83	$1.01
Number of accumulation units outstanding at end of period (000 omitted)	2	2	2	2	—	—

Variable Portfolio – Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.06	$1.11	$1.00	—	—	—
Accumulation unit value at end of period	$1.19	$1.06	$1.11	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Variable Portfolio – Aggressive Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.06	$1.11	$1.00	—	—	—
Accumulation unit value at end of period	$1.19	$1.06	$1.11	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund (Class 3) (10/01/2007)
Accumulation unit value at beginning of period	$1.18	$1.09	$1.07	$1.02	$1.03	$1.00
Accumulation unit value at end of period	$1.22	$1.18	$1.09	$1.07	$1.02	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Variable Portfolio – Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.05	$1.04	$1.00	—	—	—
Accumulation unit value at end of period	$1.11	$1.05	$1.04	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Variable Portfolio – Conservative Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.05	$1.04	$1.00	—	—	—
Accumulation unit value at end of period	$1.11	$1.05	$1.04	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  97

Variable account charges of 1.80% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007

Variable Portfolio – Moderate Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.07	$1.09	$1.00	—	—	—
Accumulation unit value at end of period	$1.17	$1.07	$1.09	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	361	365	282	—	—	—

Variable Portfolio – Moderate Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.07	$1.09	$1.00	—	—	—
Accumulation unit value at end of period	$1.17	$1.07	$1.09	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.07	$1.10	$1.00	—	—	—
Accumulation unit value at end of period	$1.18	$1.07	$1.10	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	102	103	105	—	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.07	$1.11	$1.00	—	—	—
Accumulation unit value at end of period	$1.18	$1.07	$1.11	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.06	$1.06	$1.00	—	—	—
Accumulation unit value at end of period	$1.14	$1.06	$1.06	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	645	657	105	—	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.07	$1.06	$1.00	—	—	—
Accumulation unit value at end of period	$1.14	$1.07	$1.06	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Variable Portfolio – Partners Small Cap Value Fund (Class 3) (10/01/2007)
Accumulation unit value at beginning of period	$0.96	$1.02	$0.84	$0.62	$0.93	$1.00
Accumulation unit value at end of period	$1.07	$0.96	$1.02	$0.84	$0.62	$0.93
Number of accumulation units outstanding at end of period (000 omitted)	2	2	2	2	—	—

Variable Portfolio – Sit Dividend Growth Fund (Class 3) (10/01/2007)
Accumulation unit value at beginning of period	$0.79	$0.83	$0.76	$0.59	$0.98	$1.00
Accumulation unit value at end of period	$0.86	$0.79	$0.83	$0.76	$0.59	$0.98
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Variable Portfolio – Victory Established Value Fund (Class 3) (10/01/2007)
Accumulation unit value at beginning of period	$0.87	$0.95	$0.79	$0.59	$0.95	$1.00
Accumulation unit value at end of period	$1.00	$0.87	$0.95	$0.79	$0.59	$0.95
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Wanger International (10/01/2007)
Accumulation unit value at beginning of period	$0.79	$0.94	$0.76	$0.52	$0.97	$1.00
Accumulation unit value at end of period	$0.94	$0.79	$0.94	$0.76	$0.52	$0.97
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Wanger USA (10/01/2007)
Accumulation unit value at beginning of period	$0.92	$0.97	$0.80	$0.57	$0.97	$1.00
Accumulation unit value at end of period	$1.08	$0.92	$0.97	$0.80	$0.57	$0.97
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	1	—

 98  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Variable account charges of 1.90% of the daily net assets of the variable account.
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007

AllianceBernstein VPS Global Thematic Growth Portfolio (Class B) (10/01/2007)
Accumulation unit value at beginning of period	$0.67	$0.89	$0.77	$0.51	$0.99	$1.00
Accumulation unit value at end of period	$0.74	$0.67	$0.89	$0.77	$0.51	$0.99
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

AllianceBernstein VPS Growth and Income Portfolio (Class B) (10/01/2007)
Accumulation unit value at beginning of period	$0.77	$0.74	$0.67	$0.56	$0.97	$1.00
Accumulation unit value at end of period	$0.88	$0.77	$0.74	$0.67	$0.56	$0.97
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

AllianceBernstein VPS International Value Portfolio (Class B) (10/01/2007)
Accumulation unit value at beginning of period	$0.46	$0.58	$0.57	$0.43	$0.94	$1.00
Accumulation unit value at end of period	$0.52	$0.46	$0.58	$0.57	$0.43	$0.94
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	38	22	5

American Century VP Mid Cap Value, Class II (10/01/2007)
Accumulation unit value at beginning of period	$0.98	$1.01	$0.86	$0.68	$0.91	$1.00
Accumulation unit value at end of period	$1.12	$0.98	$1.01	$0.86	$0.68	$0.91
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

American Century VP Ultra®, Class II (10/01/2007)
Accumulation unit value at beginning of period	$0.88	$0.89	$0.78	$0.59	$1.04	$1.00
Accumulation unit value at end of period	$0.98	$0.88	$0.89	$0.78	$0.59	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

American Century VP Value, Class II (10/01/2007)
Accumulation unit value at beginning of period	$0.84	$0.85	$0.76	$0.65	$0.90	$1.00
Accumulation unit value at end of period	$0.94	$0.84	$0.85	$0.76	$0.65	$0.90
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Columbia Variable Portfolio – Cash Management Fund (Class 3) (10/01/2007)
Accumulation unit value at beginning of period	$0.95	$0.97	$0.99	$1.01	$1.00	$1.00
Accumulation unit value at end of period	$0.94	$0.95	$0.97	$0.99	$1.01	$1.00
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	13	5	7

Columbia Variable Portfolio – Diversified Bond Fund (Class 3) (10/01/2007)
Accumulation unit value at beginning of period	$1.16	$1.11	$1.04	$0.93	$1.01	$1.00
Accumulation unit value at end of period	$1.23	$1.16	$1.11	$1.04	$0.93	$1.01
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	78	26	14

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3) (10/01/2007)
Accumulation unit value at beginning of period	$0.75	$0.80	$0.70	$0.56	$0.96	$1.00
Accumulation unit value at end of period	$0.84	$0.75	$0.80	$0.70	$0.56	$0.96
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	97	40	8

Columbia Variable Portfolio – Emerging Markets Fund (Class 3) (10/01/2007)
Accumulation unit value at beginning of period	$0.74	$0.96	$0.81	$0.48	$1.05	$1.00
Accumulation unit value at end of period	$0.88	$0.74	$0.96	$0.81	$0.48	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	3	3	3	21	14	2

Columbia Variable Portfolio – High Income Fund (Class 2) (10/01/2007)
Accumulation unit value at beginning of period	$1.19	$1.13	$1.03	$0.73	$0.99	$1.00
Accumulation unit value at end of period	$1.34	$1.19	$1.13	$1.03	$0.73	$0.99
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Columbia Variable Portfolio – High Yield Bond Fund (Class 3) (10/01/2007)
Accumulation unit value at beginning of period	$1.26	$1.21	$1.08	$0.72	$0.98	$1.00
Accumulation unit value at end of period	$1.43	$1.26	$1.21	$1.08	$0.72	$0.98
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Columbia Variable Portfolio – Income Opportunities Fund (Class 3) (10/01/2007)
Accumulation unit value at beginning of period	$1.27	$1.22	$1.10	$0.79	$0.99	$1.00
Accumulation unit value at end of period	$1.43	$1.27	$1.22	$1.10	$0.79	$0.99
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	48	11	2

Columbia Variable Portfolio – International Opportunity Fund (Class 3) (10/01/2007)
Accumulation unit value at beginning of period	$0.70	$0.81	$0.73	$0.58	$1.00	$1.00
Accumulation unit value at end of period	$0.81	$0.70	$0.81	$0.73	$0.58	$1.00
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  99

Variable account charges of 1.90% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007

Columbia Variable Portfolio – Large Cap Growth Fund (Class 3) (10/01/2007)
Accumulation unit value at beginning of period	$0.75	$0.79	$0.69	$0.51	$0.94	$1.00
Accumulation unit value at end of period	$0.89	$0.75	$0.79	$0.69	$0.51	$0.94
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Columbia Variable Portfolio – Large Core Quantitative Fund (Class 3) (10/01/2007)
Accumulation unit value at beginning of period	$0.78	$0.75	$0.66	$0.54	$0.95	$1.00
Accumulation unit value at end of period	$0.87	$0.78	$0.75	$0.66	$0.54	$0.95
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Columbia Variable Portfolio – Marsico Growth Fund (Class 1) (10/01/2007)
Accumulation unit value at beginning of period	$0.85	$0.88	$0.74	$0.60	$1.01	$1.00
Accumulation unit value at end of period	$0.93	$0.85	$0.88	$0.74	$0.60	$1.01
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	86	27	6

Columbia Variable Portfolio – Marsico International Opportunities Fund (Class 2) (10/01/2007)
Accumulation unit value at beginning of period	$0.63	$0.77	$0.69	$0.51	$1.01	$1.00
Accumulation unit value at end of period	$0.73	$0.63	$0.77	$0.69	$0.51	$1.01
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund (Class 3) (10/01/2007)
Accumulation unit value at beginning of period	$0.77	$0.86	$0.72	$0.52	$0.96	$1.00
Accumulation unit value at end of period	$0.90	$0.77	$0.86	$0.72	$0.52	$0.96
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Columbia Variable Portfolio – S&P 500 Index Fund (Class 3) (10/01/2007)
Accumulation unit value at beginning of period	$0.82	$0.83	$0.73	$0.59	$0.96	$1.00
Accumulation unit value at end of period	$0.93	$0.82	$0.83	$0.73	$0.59	$0.96
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3) (10/01/2007)
Accumulation unit value at beginning of period	$1.00	$1.01	$1.00	$0.96	$1.01	$1.00
Accumulation unit value at end of period	$1.00	$1.00	$1.01	$1.00	$0.96	$1.01
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	8	2	3

Columbia Variable Portfolio – Small Cap Value Fund (Class 2) (10/01/2007)
Accumulation unit value at beginning of period	$0.94	$1.02	$0.82	$0.67	$0.95	$1.00
Accumulation unit value at end of period	$1.03	$0.94	$1.02	$0.82	$0.67	$0.95
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	58	18	5

Credit Suisse Trust – Commodity Return Strategy Portfolio (10/01/2007)
Accumulation unit value at beginning of period	$0.79	$0.92	$0.80	$0.68	$1.05	$1.00
Accumulation unit value at end of period	$0.75	$0.79	$0.92	$0.80	$0.68	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	3	3	3	—	—	—

Dreyfus Variable Investment Fund International Equity Portfolio, Service Shares (10/01/2007)
Accumulation unit value at beginning of period	$0.63	$0.76	$0.70	$0.57	$1.02	$1.00
Accumulation unit value at end of period	$0.76	$0.63	$0.76	$0.70	$0.57	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Dreyfus Variable Investment Fund International Value Portfolio, Service Shares (10/01/2007)
Accumulation unit value at beginning of period	$0.62	$0.78	$0.77	$0.60	$0.97	$1.00
Accumulation unit value at end of period	$0.69	$0.62	$0.78	$0.77	$0.60	$0.97
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Eaton Vance VT Floating-Rate Income Fund (10/01/2007)
Accumulation unit value at beginning of period	$1.08	$1.07	$1.00	$0.71	$0.99	$1.00
Accumulation unit value at end of period	$1.14	$1.08	$1.07	$1.00	$0.71	$0.99
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	27	8	3

Fidelity® VIP Contrafund® Portfolio Service Class 2 (10/01/2007)
Accumulation unit value at beginning of period	$0.82	$0.86	$0.75	$0.56	$1.00	$1.00
Accumulation unit value at end of period	$0.93	$0.82	$0.86	$0.75	$0.56	$1.00
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	18	25	7

Fidelity® VIP Investment Grade Bond Portfolio Service Class 2 (10/01/2007)
Accumulation unit value at beginning of period	$1.20	$1.15	$1.09	$0.96	$1.01	$1.00
Accumulation unit value at end of period	$1.25	$1.20	$1.15	$1.09	$0.96	$1.01
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	35	11	7

 100  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Variable account charges of 1.90% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007

Fidelity® VIP Mid Cap Portfolio Service Class 2 (10/01/2007)
Accumulation unit value at beginning of period	$0.87	$1.00	$0.79	$0.58	$0.97	$1.00
Accumulation unit value at end of period	$0.98	$0.87	$1.00	$0.79	$0.58	$0.97
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	24	13	3

Fidelity® VIP Overseas Portfolio Service Class 2 (10/01/2007)
Accumulation unit value at beginning of period	$0.61	$0.75	$0.68	$0.55	$1.00	$1.00
Accumulation unit value at end of period	$0.72	$0.61	$0.75	$0.68	$0.55	$1.00
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

FTVIPT Franklin Income Securities Fund – Class 2 (10/01/2007)
Accumulation unit value at beginning of period	$0.99	$0.99	$0.90	$0.67	$0.97	$1.00
Accumulation unit value at end of period	$1.10	$0.99	$0.99	$0.90	$0.67	$0.97
Number of accumulation units outstanding at end of period (000 omitted)	3	3	3	—	—	—

FTVIPT Templeton Global Bond Securities Fund – Class 2 (10/01/2007)
Accumulation unit value at beginning of period	$1.34	$1.37	$1.22	$1.05	$1.01	$1.00
Accumulation unit value at end of period	$1.51	$1.34	$1.37	$1.22	$1.05	$1.01
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	31	11	5

FTVIPT Templeton Growth Securities Fund – Class 2 (10/01/2007)
Accumulation unit value at beginning of period	$0.68	$0.74	$0.71	$0.55	$0.97	$1.00
Accumulation unit value at end of period	$0.81	$0.68	$0.74	$0.71	$0.55	$0.97
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares (10/01/2007)
Accumulation unit value at beginning of period	$0.88	$0.95	$0.78	$0.60	$0.96	$1.00
Accumulation unit value at end of period	$1.02	$0.88	$0.95	$0.78	$0.60	$0.96
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	18	10	3

Goldman Sachs VIT Structured U.S. Equity Fund – Institutional Shares (10/01/2007)
Accumulation unit value at beginning of period	$0.78	$0.77	$0.69	$0.58	$0.94	$1.00
Accumulation unit value at end of period	$0.88	$0.78	$0.77	$0.69	$0.58	$0.94
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Invesco V.I. Global Health Care Fund, Series II Shares (10/01/2007)
Accumulation unit value at beginning of period	$0.93	$0.92	$0.89	$0.71	$1.02	$1.00
Accumulation unit value at end of period	$1.10	$0.93	$0.92	$0.89	$0.71	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Invesco V.I. International Growth Fund, Series II Shares (10/01/2007)
Accumulation unit value at beginning of period	$0.76	$0.83	$0.75	$0.57	$0.97	$1.00
Accumulation unit value at end of period	$0.86	$0.76	$0.83	$0.75	$0.57	$0.97
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	66	13	2

Invesco V.I. American Franchise Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.96	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Invesco V.I. Comstock Fund, Series II Shares (10/01/2007)
Accumulation unit value at beginning of period	$0.81	$0.84	$0.74	$0.59	$0.94	$1.00
Accumulation unit value at end of period	$0.95	$0.81	$0.84	$0.74	$0.59	$0.94
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	29	17	4

Invesco V.I. Mid Cap Growth Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.97	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Janus Aspen Series Janus Portfolio: Service Shares (10/01/2007)
Accumulation unit value at beginning of period	$0.81	$0.88	$0.78	$0.59	$0.99	$1.00
Accumulation unit value at end of period	$0.94	$0.81	$0.88	$0.78	$0.59	$0.99
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	70	26	7

ClearBridge Variable Small Cap Growth Portfolio – Class I (10/01/2007)
Accumulation unit value at beginning of period	$0.98	$0.99	$0.80	$0.57	$0.99	$1.00
Accumulation unit value at end of period	$1.15	$0.98	$0.99	$0.80	$0.57	$0.99
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  101

Variable account charges of 1.90% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007

MFS® Total Return Series – Service Class (10/01/2007)
Accumulation unit value at beginning of period	$0.93	$0.93	$0.86	$0.75	$0.98	$1.00
Accumulation unit value at end of period	$1.01	$0.93	$0.93	$0.86	$0.75	$0.98
Number of accumulation units outstanding at end of period (000 omitted)	3	3	3	—	—	—

MFS® Utilities Series – Service Class (10/01/2007)
Accumulation unit value at beginning of period	$0.96	$0.92	$0.83	$0.64	$1.04	$1.00
Accumulation unit value at end of period	$1.07	$0.96	$0.92	$0.83	$0.64	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	3	3	3	—	—	—

Morgan Stanley UIF Global Real Estate Portfolio, Class II Shares (10/01/2007)
Accumulation unit value at beginning of period	$0.70	$0.80	$0.66	$0.48	$0.88	$1.00
Accumulation unit value at end of period	$0.90	$0.70	$0.80	$0.66	$0.48	$0.88
Number of accumulation units outstanding at end of period (000 omitted)	4	4	4	13	9	1

Morgan Stanley UIF Mid Cap Growth Portfolio, Class II Shares (10/01/2007)
Accumulation unit value at beginning of period	$0.94	$1.04	$0.80	$0.52	$0.99	$1.00
Accumulation unit value at end of period	$1.00	$0.94	$1.04	$0.80	$0.52	$0.99
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Oppenheimer Capital Appreciation Fund/VA, Service Shares (10/01/2007)
Accumulation unit value at beginning of period	$0.76	$0.78	$0.73	$0.52	$0.97	$1.00
Accumulation unit value at end of period	$0.84	$0.76	$0.78	$0.73	$0.52	$0.97
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Oppenheimer Global Fund/VA, Service Shares (10/01/2007)
Accumulation unit value at beginning of period	$0.77	$0.86	$0.76	$0.56	$0.95	$1.00
Accumulation unit value at end of period	$0.92	$0.77	$0.86	$0.76	$0.56	$0.95
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Oppenheimer Global Strategic Income Fund/VA, Service Shares (10/01/2007)
Accumulation unit value at beginning of period	$1.11	$1.12	$1.00	$0.86	$1.02	$1.00
Accumulation unit value at end of period	$1.23	$1.11	$1.12	$1.00	$0.86	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	63	19	7

Oppenheimer Main Street Small Cap Fund®/VA, Service Shares (10/01/2007)
Accumulation unit value at beginning of period	$0.89	$0.93	$0.77	$0.57	$0.94	$1.00
Accumulation unit value at end of period	$1.03	$0.89	$0.93	$0.77	$0.57	$0.94
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

PIMCO VIT All Asset Portfolio, Advisor Class (10/01/2007)
Accumulation unit value at beginning of period	$1.10	$1.10	$0.99	$0.83	$1.01	$1.00
Accumulation unit value at end of period	$1.24	$1.10	$1.10	$0.99	$0.83	$1.01
Number of accumulation units outstanding at end of period (000 omitted)	2	2	2	35	20	7

Variable Portfolio – Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.06	$1.11	$1.00	—	—	—
Accumulation unit value at end of period	$1.18	$1.06	$1.11	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Variable Portfolio – Aggressive Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.06	$1.11	$1.00	—	—	—
Accumulation unit value at end of period	$1.18	$1.06	$1.11	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	50	51	51	—	—	—

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund (Class 3) (10/01/2007)
Accumulation unit value at beginning of period	$1.17	$1.09	$1.06	$1.02	$1.03	$1.00
Accumulation unit value at end of period	$1.22	$1.17	$1.09	$1.06	$1.02	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	59	11	6

Variable Portfolio – Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.05	$1.04	$1.00	—	—	—
Accumulation unit value at end of period	$1.11	$1.05	$1.04	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Variable Portfolio – Conservative Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.05	$1.04	$1.00	—	—	—
Accumulation unit value at end of period	$1.11	$1.05	$1.04	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	94	98	102	—	—	—

 102  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Variable account charges of 1.90% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007

Variable Portfolio – Moderate Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.07	$1.09	$1.00	—	—	—
Accumulation unit value at end of period	$1.16	$1.07	$1.09	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Variable Portfolio – Moderate Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.07	$1.09	$1.00	—	—	—
Accumulation unit value at end of period	$1.16	$1.07	$1.09	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	931	961	1,058	—	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.07	$1.10	$1.00	—	—	—
Accumulation unit value at end of period	$1.18	$1.07	$1.10	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.07	$1.11	$1.00	—	—	—
Accumulation unit value at end of period	$1.18	$1.07	$1.11	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	286	288	290	—	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.06	$1.06	$1.00	—	—	—
Accumulation unit value at end of period	$1.13	$1.06	$1.06	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.06	$1.06	$1.00	—	—	—
Accumulation unit value at end of period	$1.14	$1.06	$1.06	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	31	32	32	—	—	—

Variable Portfolio – Partners Small Cap Value Fund (Class 3) (10/01/2007)
Accumulation unit value at beginning of period	$0.96	$1.02	$0.84	$0.62	$0.93	$1.00
Accumulation unit value at end of period	$1.06	$0.96	$1.02	$0.84	$0.62	$0.93
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Variable Portfolio – Sit Dividend Growth Fund (Class 3) (10/01/2007)
Accumulation unit value at beginning of period	$0.79	$0.83	$0.76	$0.59	$0.98	$1.00
Accumulation unit value at end of period	$0.85	$0.79	$0.83	$0.76	$0.59	$0.98
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	82	21	5

Variable Portfolio – Victory Established Value Fund (Class 3) (10/01/2007)
Accumulation unit value at beginning of period	$0.87	$0.95	$0.79	$0.59	$0.95	$1.00
Accumulation unit value at end of period	$1.00	$0.87	$0.95	$0.79	$0.59	$0.95
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Wanger International (10/01/2007)
Accumulation unit value at beginning of period	$0.78	$0.93	$0.76	$0.52	$0.97	$1.00
Accumulation unit value at end of period	$0.93	$0.78	$0.93	$0.76	$0.52	$0.97
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	24	14	3

Wanger USA (10/01/2007)
Accumulation unit value at beginning of period	$0.91	$0.97	$0.80	$0.57	$0.97	$1.00
Accumulation unit value at end of period	$1.08	$0.91	$0.97	$0.80	$0.57	$0.97
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	18	8	2

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  103

Variable account charges of 1.95% of the daily net assets of the variable account.
Year ended Dec. 31,	2012	2011	2010

AllianceBernstein VPS Global Thematic Growth Portfolio (Class B) (07/19/2010)
Accumulation unit value at beginning of period	$0.95	$1.26	$1.00
Accumulation unit value at end of period	$1.05	$0.95	$1.26
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

AllianceBernstein VPS Growth and Income Portfolio (Class B) (07/19/2010)
Accumulation unit value at beginning of period	$1.21	$1.16	$1.00
Accumulation unit value at end of period	$1.39	$1.21	$1.16
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

AllianceBernstein VPS International Value Portfolio (Class B) (07/19/2010)
Accumulation unit value at beginning of period	$0.94	$1.18	$1.00
Accumulation unit value at end of period	$1.05	$0.94	$1.18
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

American Century VP Mid Cap Value, Class II (07/19/2010)
Accumulation unit value at beginning of period	$1.14	$1.18	$1.00
Accumulation unit value at end of period	$1.30	$1.14	$1.18
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

American Century VP Ultra®, Class II (07/19/2010)
Accumulation unit value at beginning of period	$1.20	$1.21	$1.00
Accumulation unit value at end of period	$1.34	$1.20	$1.21
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

American Century VP Value, Class II (07/19/2010)
Accumulation unit value at beginning of period	$1.14	$1.15	$1.00
Accumulation unit value at end of period	$1.28	$1.14	$1.15
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Columbia Variable Portfolio – Cash Management Fund (Class 3) (07/19/2010)
Accumulation unit value at beginning of period	$0.97	$0.99	$1.00
Accumulation unit value at end of period	$0.95	$0.97	$0.99
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Columbia Variable Portfolio – Diversified Bond Fund (Class 3) (07/19/2010)
Accumulation unit value at beginning of period	$1.06	$1.01	$1.00
Accumulation unit value at end of period	$1.12	$1.06	$1.01
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3) (07/19/2010)
Accumulation unit value at beginning of period	$1.12	$1.21	$1.00
Accumulation unit value at end of period	$1.26	$1.12	$1.21
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Columbia Variable Portfolio – Emerging Markets Fund (Class 3) (07/19/2010)
Accumulation unit value at beginning of period	$0.94	$1.21	$1.00
Accumulation unit value at end of period	$1.11	$0.94	$1.21
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Columbia Variable Portfolio – High Income Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.01	$0.97	$1.00
Accumulation unit value at end of period	$1.14	$1.01	$0.97
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Columbia Variable Portfolio – High Yield Bond Fund (Class 3) (07/19/2010)
Accumulation unit value at beginning of period	$1.11	$1.08	$1.00
Accumulation unit value at end of period	$1.26	$1.11	$1.08
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Columbia Variable Portfolio – Income Opportunities Fund (Class 3) (07/19/2010)
Accumulation unit value at beginning of period	$1.11	$1.07	$1.00
Accumulation unit value at end of period	$1.25	$1.11	$1.07
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Columbia Variable Portfolio – International Opportunity Fund (Class 3) (07/19/2010)
Accumulation unit value at beginning of period	$1.02	$1.19	$1.00
Accumulation unit value at end of period	$1.18	$1.02	$1.19
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

 104  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Variable account charges of 1.95% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010

Columbia Variable Portfolio – Large Cap Growth Fund (Class 3) (07/19/2010)
Accumulation unit value at beginning of period	$1.14	$1.20	$1.00
Accumulation unit value at end of period	$1.35	$1.14	$1.20
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Columbia Variable Portfolio – Large Core Quantitative Fund (Class 3) (07/19/2010)
Accumulation unit value at beginning of period	$1.24	$1.20	$1.00
Accumulation unit value at end of period	$1.38	$1.24	$1.20
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Columbia Variable Portfolio – Marsico Growth Fund (Class 1) (07/19/2010)
Accumulation unit value at beginning of period	$1.18	$1.23	$1.00
Accumulation unit value at end of period	$1.30	$1.18	$1.23
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Columbia Variable Portfolio – Marsico International Opportunities Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.00	$1.22	$1.00
Accumulation unit value at end of period	$1.15	$1.00	$1.22
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund (Class 3) (07/19/2010)
Accumulation unit value at beginning of period	$1.13	$1.26	$1.00
Accumulation unit value at end of period	$1.31	$1.13	$1.26
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Columbia Variable Portfolio – S&P 500 Index Fund (Class 3) (07/19/2010)
Accumulation unit value at beginning of period	$1.17	$1.17	$1.00
Accumulation unit value at end of period	$1.32	$1.17	$1.17
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3) (07/19/2010)
Accumulation unit value at beginning of period	$0.99	$1.00	$1.00
Accumulation unit value at end of period	$0.99	$0.99	$1.00
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Columbia Variable Portfolio – Small Cap Value Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.16	$1.26	$1.00
Accumulation unit value at end of period	$1.26	$1.16	$1.26
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Credit Suisse Trust – Commodity Return Strategy Portfolio (07/19/2010)
Accumulation unit value at beginning of period	$1.08	$1.26	$1.00
Accumulation unit value at end of period	$1.04	$1.08	$1.26
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Dreyfus Variable Investment Fund International Equity Portfolio, Service Shares (07/19/2010)
Accumulation unit value at beginning of period	$0.99	$1.19	$1.00
Accumulation unit value at end of period	$1.19	$0.99	$1.19
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Dreyfus Variable Investment Fund International Value Portfolio, Service Shares (07/19/2010)
Accumulation unit value at beginning of period	$0.91	$1.14	$1.00
Accumulation unit value at end of period	$1.00	$0.91	$1.14
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Eaton Vance VT Floating-Rate Income Fund (07/19/2010)
Accumulation unit value at beginning of period	$1.04	$1.04	$1.00
Accumulation unit value at end of period	$1.10	$1.04	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Fidelity® VIP Contrafund® Portfolio Service Class 2 (07/19/2010)
Accumulation unit value at beginning of period	$1.14	$1.20	$1.00
Accumulation unit value at end of period	$1.30	$1.14	$1.20
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Fidelity® VIP Investment Grade Bond Portfolio Service Class 2 (07/19/2010)
Accumulation unit value at beginning of period	$1.06	$1.01	$1.00
Accumulation unit value at end of period	$1.09	$1.06	$1.01
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  105

Variable account charges of 1.95% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010

Fidelity® VIP Mid Cap Portfolio Service Class 2 (07/19/2010)
Accumulation unit value at beginning of period	$1.08	$1.24	$1.00
Accumulation unit value at end of period	$1.21	$1.08	$1.24
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Fidelity® VIP Overseas Portfolio Service Class 2 (07/19/2010)
Accumulation unit value at beginning of period	$0.99	$1.22	$1.00
Accumulation unit value at end of period	$1.17	$0.99	$1.22
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

FTVIPT Franklin Income Securities Fund – Class 2 (07/19/2010)
Accumulation unit value at beginning of period	$1.09	$1.09	$1.00
Accumulation unit value at end of period	$1.21	$1.09	$1.09
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

FTVIPT Templeton Global Bond Securities Fund – Class 2 (07/19/2010)
Accumulation unit value at beginning of period	$1.04	$1.07	$1.00
Accumulation unit value at end of period	$1.18	$1.04	$1.07
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

FTVIPT Templeton Growth Securities Fund – Class 2 (07/19/2010)
Accumulation unit value at beginning of period	$1.05	$1.15	$1.00
Accumulation unit value at end of period	$1.24	$1.05	$1.15
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares (07/19/2010)
Accumulation unit value at beginning of period	$1.14	$1.24	$1.00
Accumulation unit value at end of period	$1.32	$1.14	$1.24
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Goldman Sachs VIT Structured U.S. Equity Fund – Institutional Shares (07/19/2010)
Accumulation unit value at beginning of period	$1.19	$1.17	$1.00
Accumulation unit value at end of period	$1.34	$1.19	$1.17
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Invesco V.I. Global Health Care Fund, Series II Shares (07/19/2010)
Accumulation unit value at beginning of period	$1.13	$1.11	$1.00
Accumulation unit value at end of period	$1.33	$1.13	$1.11
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Invesco V.I. International Growth Fund, Series II Shares (07/19/2010)
Accumulation unit value at beginning of period	$1.06	$1.16	$1.00
Accumulation unit value at end of period	$1.20	$1.06	$1.16
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Invesco V.I. American Franchise Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$1.00	—	—
Accumulation unit value at end of period	$0.96	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Invesco V.I. Comstock Fund, Series II Shares (07/19/2010)
Accumulation unit value at beginning of period	$1.13	$1.17	$1.00
Accumulation unit value at end of period	$1.31	$1.13	$1.17
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Invesco V.I. Mid Cap Growth Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$1.00	—	—
Accumulation unit value at end of period	$0.97	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Janus Aspen Series Janus Portfolio: Service Shares (07/19/2010)
Accumulation unit value at beginning of period	$1.08	$1.17	$1.00
Accumulation unit value at end of period	$1.25	$1.08	$1.17
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

ClearBridge Variable Small Cap Growth Portfolio – Class I (07/19/2010)
Accumulation unit value at beginning of period	$1.28	$1.29	$1.00
Accumulation unit value at end of period	$1.50	$1.28	$1.29
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

 106  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Variable account charges of 1.95% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010

MFS® Total Return Series – Service Class (07/19/2010)
Accumulation unit value at beginning of period	$1.09	$1.09	$1.00
Accumulation unit value at end of period	$1.18	$1.09	$1.09
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

MFS® Utilities Series – Service Class (07/19/2010)
Accumulation unit value at beginning of period	$1.22	$1.17	$1.00
Accumulation unit value at end of period	$1.35	$1.22	$1.17
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Morgan Stanley UIF Global Real Estate Portfolio, Class II Shares (07/19/2010)
Accumulation unit value at beginning of period	$1.06	$1.21	$1.00
Accumulation unit value at end of period	$1.35	$1.06	$1.21
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Morgan Stanley UIF Mid Cap Growth Portfolio, Class II Shares (07/19/2010)
Accumulation unit value at beginning of period	$1.14	$1.26	$1.00
Accumulation unit value at end of period	$1.22	$1.14	$1.26
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Oppenheimer Capital Appreciation Fund/VA, Service Shares (07/19/2010)
Accumulation unit value at beginning of period	$1.15	$1.19	$1.00
Accumulation unit value at end of period	$1.28	$1.15	$1.19
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Oppenheimer Global Fund/VA, Service Shares (07/19/2010)
Accumulation unit value at beginning of period	$1.06	$1.18	$1.00
Accumulation unit value at end of period	$1.26	$1.06	$1.18
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Oppenheimer Global Strategic Income Fund/VA, Service Shares (07/19/2010)
Accumulation unit value at beginning of period	$1.05	$1.06	$1.00
Accumulation unit value at end of period	$1.17	$1.05	$1.06
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Oppenheimer Main Street Small Cap Fund®/VA, Service Shares (07/19/2010)
Accumulation unit value at beginning of period	$1.17	$1.22	$1.00
Accumulation unit value at end of period	$1.35	$1.17	$1.22
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

PIMCO VIT All Asset Portfolio, Advisor Class (07/19/2010)
Accumulation unit value at beginning of period	$1.06	$1.06	$1.00
Accumulation unit value at end of period	$1.19	$1.06	$1.06
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Variable Portfolio – Aggressive Portfolio (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.10	$1.16	$1.00
Accumulation unit value at end of period	$1.23	$1.10	$1.16
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Variable Portfolio – Aggressive Portfolio (Class 4) (07/19/2010)
Accumulation unit value at beginning of period	$1.11	$1.16	$1.00
Accumulation unit value at end of period	$1.23	$1.11	$1.16
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund (Class 3) (07/19/2010)
Accumulation unit value at beginning of period	$1.09	$1.01	$1.00
Accumulation unit value at end of period	$1.13	$1.09	$1.01
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Variable Portfolio – Conservative Portfolio (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.06	$1.04	$1.00
Accumulation unit value at end of period	$1.11	$1.06	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Variable Portfolio – Conservative Portfolio (Class 4) (07/19/2010)
Accumulation unit value at beginning of period	$1.06	$1.05	$1.00
Accumulation unit value at end of period	$1.11	$1.06	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  107

Variable account charges of 1.95% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010

Variable Portfolio – Moderate Portfolio (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.09	$1.10	$1.00
Accumulation unit value at end of period	$1.18	$1.09	$1.10
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Variable Portfolio – Moderate Portfolio (Class 4) (07/19/2010)
Accumulation unit value at beginning of period	$1.09	$1.10	$1.00
Accumulation unit value at end of period	$1.18	$1.09	$1.10
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.09	$1.13	$1.00
Accumulation unit value at end of period	$1.20	$1.09	$1.13
Number of accumulation units outstanding at end of period (000 omitted)	61	62	62

Variable Portfolio – Moderately Aggressive Portfolio (Class 4) (07/19/2010)
Accumulation unit value at beginning of period	$1.10	$1.13	$1.00
Accumulation unit value at end of period	$1.21	$1.10	$1.13
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.07	$1.07	$1.00
Accumulation unit value at end of period	$1.14	$1.07	$1.07
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 4) (07/19/2010)
Accumulation unit value at beginning of period	$1.07	$1.07	$1.00
Accumulation unit value at end of period	$1.14	$1.07	$1.07
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Variable Portfolio – Partners Small Cap Value Fund (Class 3) (07/19/2010)
Accumulation unit value at beginning of period	$1.15	$1.23	$1.00
Accumulation unit value at end of period	$1.28	$1.15	$1.23
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Variable Portfolio – Sit Dividend Growth Fund (Class 3) (07/19/2010)
Accumulation unit value at beginning of period	$1.10	$1.16	$1.00
Accumulation unit value at end of period	$1.19	$1.10	$1.16
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Variable Portfolio – Victory Established Value Fund (Class 3) (07/19/2010)
Accumulation unit value at beginning of period	$1.12	$1.22	$1.00
Accumulation unit value at end of period	$1.29	$1.12	$1.22
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Wanger International (07/19/2010)
Accumulation unit value at beginning of period	$1.02	$1.21	$1.00
Accumulation unit value at end of period	$1.21	$1.02	$1.21
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Wanger USA (07/19/2010)
Accumulation unit value at beginning of period	$1.21	$1.28	$1.00
Accumulation unit value at end of period	$1.43	$1.21	$1.28
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

 108  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Variable account charges of 2.00% of the daily net assets of the variable account.
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007

AllianceBernstein VPS Global Thematic Growth Portfolio (Class B) (10/01/2007)
Accumulation unit value at beginning of period	$0.67	$0.89	$0.76	$0.51	$0.99	$1.00
Accumulation unit value at end of period	$0.74	$0.67	$0.89	$0.76	$0.51	$0.99
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

AllianceBernstein VPS Growth and Income Portfolio (Class B) (10/01/2007)
Accumulation unit value at beginning of period	$0.76	$0.73	$0.66	$0.56	$0.97	$1.00
Accumulation unit value at end of period	$0.88	$0.76	$0.73	$0.66	$0.56	$0.97
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

AllianceBernstein VPS International Value Portfolio (Class B) (10/01/2007)
Accumulation unit value at beginning of period	$0.46	$0.58	$0.57	$0.43	$0.94	$1.00
Accumulation unit value at end of period	$0.51	$0.46	$0.58	$0.57	$0.43	$0.94
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

American Century VP Mid Cap Value, Class II (10/01/2007)
Accumulation unit value at beginning of period	$0.98	$1.00	$0.86	$0.68	$0.91	$1.00
Accumulation unit value at end of period	$1.11	$0.98	$1.00	$0.86	$0.68	$0.91
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

American Century VP Ultra®, Class II (10/01/2007)
Accumulation unit value at beginning of period	$0.88	$0.89	$0.78	$0.59	$1.04	$1.00
Accumulation unit value at end of period	$0.98	$0.88	$0.89	$0.78	$0.59	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

American Century VP Value, Class II (10/01/2007)
Accumulation unit value at beginning of period	$0.83	$0.84	$0.76	$0.65	$0.90	$1.00
Accumulation unit value at end of period	$0.94	$0.83	$0.84	$0.76	$0.65	$0.90
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Columbia Variable Portfolio – Cash Management Fund (Class 3) (10/01/2007)
Accumulation unit value at beginning of period	$0.95	$0.97	$0.99	$1.01	$1.00	$1.00
Accumulation unit value at end of period	$0.93	$0.95	$0.97	$0.99	$1.01	$1.00
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Columbia Variable Portfolio – Diversified Bond Fund (Class 3) (10/01/2007)
Accumulation unit value at beginning of period	$1.16	$1.11	$1.04	$0.93	$1.01	$1.00
Accumulation unit value at end of period	$1.22	$1.16	$1.11	$1.04	$0.93	$1.01
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3) (10/01/2007)
Accumulation unit value at beginning of period	$0.74	$0.80	$0.70	$0.56	$0.96	$1.00
Accumulation unit value at end of period	$0.83	$0.74	$0.80	$0.70	$0.56	$0.96
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Columbia Variable Portfolio – Emerging Markets Fund (Class 3) (10/01/2007)
Accumulation unit value at beginning of period	$0.74	$0.95	$0.81	$0.48	$1.05	$1.00
Accumulation unit value at end of period	$0.87	$0.74	$0.95	$0.81	$0.48	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Columbia Variable Portfolio – High Income Fund (Class 2) (10/01/2007)
Accumulation unit value at beginning of period	$1.18	$1.13	$1.03	$0.73	$0.99	$1.00
Accumulation unit value at end of period	$1.33	$1.18	$1.13	$1.03	$0.73	$0.99
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Columbia Variable Portfolio – High Yield Bond Fund (Class 3) (10/01/2007)
Accumulation unit value at beginning of period	$1.25	$1.21	$1.08	$0.72	$0.98	$1.00
Accumulation unit value at end of period	$1.42	$1.25	$1.21	$1.08	$0.72	$0.98
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Columbia Variable Portfolio – Income Opportunities Fund (Class 3) (10/01/2007)
Accumulation unit value at beginning of period	$1.26	$1.21	$1.10	$0.78	$0.99	$1.00
Accumulation unit value at end of period	$1.42	$1.26	$1.21	$1.10	$0.78	$0.99
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Columbia Variable Portfolio – International Opportunity Fund (Class 3) (10/01/2007)
Accumulation unit value at beginning of period	$0.70	$0.81	$0.73	$0.58	$1.00	$1.00
Accumulation unit value at end of period	$0.80	$0.70	$0.81	$0.73	$0.58	$1.00
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  109

Variable account charges of 2.00% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007

Columbia Variable Portfolio – Large Cap Growth Fund (Class 3) (10/01/2007)
Accumulation unit value at beginning of period	$0.75	$0.79	$0.69	$0.51	$0.94	$1.00
Accumulation unit value at end of period	$0.88	$0.75	$0.79	$0.69	$0.51	$0.94
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Columbia Variable Portfolio – Large Core Quantitative Fund (Class 3) (10/01/2007)
Accumulation unit value at beginning of period	$0.78	$0.75	$0.65	$0.54	$0.95	$1.00
Accumulation unit value at end of period	$0.87	$0.78	$0.75	$0.65	$0.54	$0.95
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Columbia Variable Portfolio – Marsico Growth Fund (Class 1) (10/01/2007)
Accumulation unit value at beginning of period	$0.84	$0.88	$0.74	$0.60	$1.00	$1.00
Accumulation unit value at end of period	$0.93	$0.84	$0.88	$0.74	$0.60	$1.00
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Columbia Variable Portfolio – Marsico International Opportunities Fund (Class 2) (10/01/2007)
Accumulation unit value at beginning of period	$0.63	$0.77	$0.69	$0.51	$1.01	$1.00
Accumulation unit value at end of period	$0.72	$0.63	$0.77	$0.69	$0.51	$1.01
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund (Class 3) (10/01/2007)
Accumulation unit value at beginning of period	$0.77	$0.86	$0.72	$0.52	$0.96	$1.00
Accumulation unit value at end of period	$0.89	$0.77	$0.86	$0.72	$0.52	$0.96
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Columbia Variable Portfolio – S&P 500 Index Fund (Class 3) (10/01/2007)
Accumulation unit value at beginning of period	$0.82	$0.82	$0.73	$0.59	$0.96	$1.00
Accumulation unit value at end of period	$0.93	$0.82	$0.82	$0.73	$0.59	$0.96
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3) (10/01/2007)
Accumulation unit value at beginning of period	$1.00	$1.00	$1.00	$0.96	$1.01	$1.00
Accumulation unit value at end of period	$0.99	$1.00	$1.00	$1.00	$0.96	$1.01
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Columbia Variable Portfolio – Small Cap Value Fund (Class 2) (10/01/2007)
Accumulation unit value at beginning of period	$0.94	$1.02	$0.82	$0.67	$0.95	$1.00
Accumulation unit value at end of period	$1.02	$0.94	$1.02	$0.82	$0.67	$0.95
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Credit Suisse Trust – Commodity Return Strategy Portfolio (10/01/2007)
Accumulation unit value at beginning of period	$0.78	$0.91	$0.80	$0.68	$1.05	$1.00
Accumulation unit value at end of period	$0.75	$0.78	$0.91	$0.80	$0.68	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Dreyfus Variable Investment Fund International Equity Portfolio, Service Shares (10/01/2007)
Accumulation unit value at beginning of period	$0.63	$0.76	$0.70	$0.57	$1.02	$1.00
Accumulation unit value at end of period	$0.76	$0.63	$0.76	$0.70	$0.57	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Dreyfus Variable Investment Fund International Value Portfolio, Service Shares (10/01/2007)
Accumulation unit value at beginning of period	$0.62	$0.78	$0.76	$0.60	$0.97	$1.00
Accumulation unit value at end of period	$0.69	$0.62	$0.78	$0.76	$0.60	$0.97
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Eaton Vance VT Floating-Rate Income Fund (10/01/2007)
Accumulation unit value at beginning of period	$1.08	$1.07	$1.00	$0.71	$0.99	$1.00
Accumulation unit value at end of period	$1.13	$1.08	$1.07	$1.00	$0.71	$0.99
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Fidelity® VIP Contrafund® Portfolio Service Class 2 (10/01/2007)
Accumulation unit value at beginning of period	$0.82	$0.86	$0.75	$0.56	$1.00	$1.00
Accumulation unit value at end of period	$0.93	$0.82	$0.86	$0.75	$0.56	$1.00
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Fidelity® VIP Investment Grade Bond Portfolio Service Class 2 (10/01/2007)
Accumulation unit value at beginning of period	$1.20	$1.14	$1.08	$0.96	$1.01	$1.00
Accumulation unit value at end of period	$1.24	$1.20	$1.14	$1.08	$0.96	$1.01
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

 110  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Variable account charges of 2.00% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007

Fidelity® VIP Mid Cap Portfolio Service Class 2 (10/01/2007)
Accumulation unit value at beginning of period	$0.87	$0.99	$0.79	$0.58	$0.97	$1.00
Accumulation unit value at end of period	$0.98	$0.87	$0.99	$0.79	$0.58	$0.97
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Fidelity® VIP Overseas Portfolio Service Class 2 (10/01/2007)
Accumulation unit value at beginning of period	$0.61	$0.75	$0.68	$0.55	$1.00	$1.00
Accumulation unit value at end of period	$0.72	$0.61	$0.75	$0.68	$0.55	$1.00
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

FTVIPT Franklin Income Securities Fund – Class 2 (10/01/2007)
Accumulation unit value at beginning of period	$0.99	$0.99	$0.89	$0.67	$0.97	$1.00
Accumulation unit value at end of period	$1.09	$0.99	$0.99	$0.89	$0.67	$0.97
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

FTVIPT Templeton Global Bond Securities Fund – Class 2 (10/01/2007)
Accumulation unit value at beginning of period	$1.33	$1.37	$1.22	$1.05	$1.01	$1.00
Accumulation unit value at end of period	$1.50	$1.33	$1.37	$1.22	$1.05	$1.01
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

FTVIPT Templeton Growth Securities Fund – Class 2 (10/01/2007)
Accumulation unit value at beginning of period	$0.68	$0.74	$0.70	$0.55	$0.97	$1.00
Accumulation unit value at end of period	$0.80	$0.68	$0.74	$0.70	$0.55	$0.97
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares (10/01/2007)
Accumulation unit value at beginning of period	$0.87	$0.95	$0.78	$0.59	$0.96	$1.00
Accumulation unit value at end of period	$1.01	$0.87	$0.95	$0.78	$0.59	$0.96
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Goldman Sachs VIT Structured U.S. Equity Fund – Institutional Shares (10/01/2007)
Accumulation unit value at beginning of period	$0.78	$0.77	$0.69	$0.58	$0.94	$1.00
Accumulation unit value at end of period	$0.88	$0.78	$0.77	$0.69	$0.58	$0.94
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Invesco V.I. Global Health Care Fund, Series II Shares (10/01/2007)
Accumulation unit value at beginning of period	$0.93	$0.91	$0.89	$0.71	$1.02	$1.00
Accumulation unit value at end of period	$1.10	$0.93	$0.91	$0.89	$0.71	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Invesco V.I. International Growth Fund, Series II Shares (10/01/2007)
Accumulation unit value at beginning of period	$0.76	$0.83	$0.75	$0.57	$0.97	$1.00
Accumulation unit value at end of period	$0.85	$0.76	$0.83	$0.75	$0.57	$0.97
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Invesco V.I. American Franchise Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.96	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Invesco V.I. Comstock Fund, Series II Shares (10/01/2007)
Accumulation unit value at beginning of period	$0.81	$0.84	$0.74	$0.59	$0.94	$1.00
Accumulation unit value at end of period	$0.94	$0.81	$0.84	$0.74	$0.59	$0.94
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Invesco V.I. Mid Cap Growth Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.97	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Janus Aspen Series Janus Portfolio: Service Shares (10/01/2007)
Accumulation unit value at beginning of period	$0.81	$0.87	$0.78	$0.58	$0.99	$1.00
Accumulation unit value at end of period	$0.94	$0.81	$0.87	$0.78	$0.58	$0.99
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

ClearBridge Variable Small Cap Growth Portfolio – Class I (10/01/2007)
Accumulation unit value at beginning of period	$0.98	$0.98	$0.80	$0.57	$0.99	$1.00
Accumulation unit value at end of period	$1.14	$0.98	$0.98	$0.80	$0.57	$0.99
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  111

Variable account charges of 2.00% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007

MFS® Total Return Series – Service Class (10/01/2007)
Accumulation unit value at beginning of period	$0.92	$0.93	$0.86	$0.75	$0.98	$1.00
Accumulation unit value at end of period	$1.00	$0.92	$0.93	$0.86	$0.75	$0.98
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

MFS® Utilities Series – Service Class (10/01/2007)
Accumulation unit value at beginning of period	$0.96	$0.92	$0.83	$0.64	$1.04	$1.00
Accumulation unit value at end of period	$1.07	$0.96	$0.92	$0.83	$0.64	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Morgan Stanley UIF Global Real Estate Portfolio, Class II Shares (10/01/2007)
Accumulation unit value at beginning of period	$0.70	$0.79	$0.66	$0.48	$0.88	$1.00
Accumulation unit value at end of period	$0.89	$0.70	$0.79	$0.66	$0.48	$0.88
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Morgan Stanley UIF Mid Cap Growth Portfolio, Class II Shares (10/01/2007)
Accumulation unit value at beginning of period	$0.94	$1.03	$0.80	$0.52	$0.99	$1.00
Accumulation unit value at end of period	$1.00	$0.94	$1.03	$0.80	$0.52	$0.99
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Oppenheimer Capital Appreciation Fund/VA, Service Shares (10/01/2007)
Accumulation unit value at beginning of period	$0.75	$0.78	$0.73	$0.51	$0.97	$1.00
Accumulation unit value at end of period	$0.84	$0.75	$0.78	$0.73	$0.51	$0.97
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Oppenheimer Global Fund/VA, Service Shares (10/01/2007)
Accumulation unit value at beginning of period	$0.77	$0.86	$0.76	$0.56	$0.95	$1.00
Accumulation unit value at end of period	$0.91	$0.77	$0.86	$0.76	$0.56	$0.95
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Oppenheimer Global Strategic Income Fund/VA, Service Shares (10/01/2007)
Accumulation unit value at beginning of period	$1.10	$1.12	$0.99	$0.86	$1.02	$1.00
Accumulation unit value at end of period	$1.22	$1.10	$1.12	$0.99	$0.86	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Oppenheimer Main Street Small Cap Fund®/VA, Service Shares (10/01/2007)
Accumulation unit value at beginning of period	$0.89	$0.93	$0.77	$0.57	$0.94	$1.00
Accumulation unit value at end of period	$1.02	$0.89	$0.93	$0.77	$0.57	$0.94
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

PIMCO VIT All Asset Portfolio, Advisor Class (10/01/2007)
Accumulation unit value at beginning of period	$1.09	$1.10	$0.99	$0.83	$1.01	$1.00
Accumulation unit value at end of period	$1.23	$1.09	$1.10	$0.99	$0.83	$1.01
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Variable Portfolio – Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.06	$1.11	$1.00	—	—	—
Accumulation unit value at end of period	$1.18	$1.06	$1.11	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Variable Portfolio – Aggressive Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.06	$1.11	$1.00	—	—	—
Accumulation unit value at end of period	$1.18	$1.06	$1.11	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund (Class 3) (10/01/2007)
Accumulation unit value at beginning of period	$1.17	$1.08	$1.06	$1.01	$1.03	$1.00
Accumulation unit value at end of period	$1.21	$1.17	$1.08	$1.06	$1.01	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Variable Portfolio – Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.05	$1.04	$1.00	—	—	—
Accumulation unit value at end of period	$1.10	$1.05	$1.04	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Variable Portfolio – Conservative Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.05	$1.04	$1.00	—	—	—
Accumulation unit value at end of period	$1.10	$1.05	$1.04	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

 112  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Variable account charges of 2.00% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007

Variable Portfolio – Moderate Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.07	$1.09	$1.00	—	—	—
Accumulation unit value at end of period	$1.16	$1.07	$1.09	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Variable Portfolio – Moderate Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.07	$1.09	$1.00	—	—	—
Accumulation unit value at end of period	$1.16	$1.07	$1.09	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.07	$1.10	$1.00	—	—	—
Accumulation unit value at end of period	$1.17	$1.07	$1.10	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.07	$1.10	$1.00	—	—	—
Accumulation unit value at end of period	$1.17	$1.07	$1.10	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.06	$1.06	$1.00	—	—	—
Accumulation unit value at end of period	$1.13	$1.06	$1.06	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.06	$1.06	$1.00	—	—	—
Accumulation unit value at end of period	$1.13	$1.06	$1.06	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Variable Portfolio – Partners Small Cap Value Fund (Class 3) (10/01/2007)
Accumulation unit value at beginning of period	$0.95	$1.02	$0.83	$0.62	$0.93	$1.00
Accumulation unit value at end of period	$1.06	$0.95	$1.02	$0.83	$0.62	$0.93
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Variable Portfolio – Sit Dividend Growth Fund (Class 3) (10/01/2007)
Accumulation unit value at beginning of period	$0.78	$0.83	$0.76	$0.59	$0.98	$1.00
Accumulation unit value at end of period	$0.85	$0.78	$0.83	$0.76	$0.59	$0.98
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Variable Portfolio – Victory Established Value Fund (Class 3) (10/01/2007)
Accumulation unit value at beginning of period	$0.86	$0.94	$0.79	$0.59	$0.95	$1.00
Accumulation unit value at end of period	$0.99	$0.86	$0.94	$0.79	$0.59	$0.95
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Wanger International (10/01/2007)
Accumulation unit value at beginning of period	$0.78	$0.93	$0.76	$0.52	$0.97	$1.00
Accumulation unit value at end of period	$0.93	$0.78	$0.93	$0.76	$0.52	$0.97
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

Wanger USA (10/01/2007)
Accumulation unit value at beginning of period	$0.91	$0.96	$0.80	$0.57	$0.97	$1.00
Accumulation unit value at end of period	$1.07	$0.91	$0.96	$0.80	$0.57	$0.97
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  113

Variable account charges of 2.05% of the daily net assets of the variable account.
Year ended Dec. 31,	2012	2011	2010

AllianceBernstein VPS Global Thematic Growth Portfolio (Class B) (07/19/2010)
Accumulation unit value at beginning of period	$0.95	$1.26	$1.00
Accumulation unit value at end of period	$1.05	$0.95	$1.26
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

AllianceBernstein VPS Growth and Income Portfolio (Class B) (07/19/2010)
Accumulation unit value at beginning of period	$1.21	$1.16	$1.00
Accumulation unit value at end of period	$1.39	$1.21	$1.16
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

AllianceBernstein VPS International Value Portfolio (Class B) (07/19/2010)
Accumulation unit value at beginning of period	$0.93	$1.18	$1.00
Accumulation unit value at end of period	$1.04	$0.93	$1.18
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

American Century VP Mid Cap Value, Class II (07/19/2010)
Accumulation unit value at beginning of period	$1.14	$1.18	$1.00
Accumulation unit value at end of period	$1.30	$1.14	$1.18
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

American Century VP Ultra®, Class II (07/19/2010)
Accumulation unit value at beginning of period	$1.20	$1.21	$1.00
Accumulation unit value at end of period	$1.34	$1.20	$1.21
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

American Century VP Value, Class II (07/19/2010)
Accumulation unit value at beginning of period	$1.14	$1.15	$1.00
Accumulation unit value at end of period	$1.28	$1.14	$1.15
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Columbia Variable Portfolio – Cash Management Fund (Class 3) (07/19/2010)
Accumulation unit value at beginning of period	$0.97	$0.99	$1.00
Accumulation unit value at end of period	$0.95	$0.97	$0.99
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Columbia Variable Portfolio – Diversified Bond Fund (Class 3) (07/19/2010)
Accumulation unit value at beginning of period	$1.06	$1.01	$1.00
Accumulation unit value at end of period	$1.12	$1.06	$1.01
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3) (07/19/2010)
Accumulation unit value at beginning of period	$1.12	$1.20	$1.00
Accumulation unit value at end of period	$1.25	$1.12	$1.20
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Columbia Variable Portfolio – Emerging Markets Fund (Class 3) (07/19/2010)
Accumulation unit value at beginning of period	$0.94	$1.21	$1.00
Accumulation unit value at end of period	$1.11	$0.94	$1.21
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Columbia Variable Portfolio – High Income Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.01	$0.96	$1.00
Accumulation unit value at end of period	$1.13	$1.01	$0.96
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Columbia Variable Portfolio – High Yield Bond Fund (Class 3) (07/19/2010)
Accumulation unit value at beginning of period	$1.11	$1.07	$1.00
Accumulation unit value at end of period	$1.26	$1.11	$1.07
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Columbia Variable Portfolio – Income Opportunities Fund (Class 3) (07/19/2010)
Accumulation unit value at beginning of period	$1.11	$1.07	$1.00
Accumulation unit value at end of period	$1.25	$1.11	$1.07
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Columbia Variable Portfolio – International Opportunity Fund (Class 3) (07/19/2010)
Accumulation unit value at beginning of period	$1.02	$1.19	$1.00
Accumulation unit value at end of period	$1.18	$1.02	$1.19
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

 114  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Variable account charges of 2.05% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010

Columbia Variable Portfolio – Large Cap Growth Fund (Class 3) (07/19/2010)
Accumulation unit value at beginning of period	$1.14	$1.20	$1.00
Accumulation unit value at end of period	$1.34	$1.14	$1.20
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Columbia Variable Portfolio – Large Core Quantitative Fund (Class 3) (07/19/2010)
Accumulation unit value at beginning of period	$1.24	$1.20	$1.00
Accumulation unit value at end of period	$1.38	$1.24	$1.20
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Columbia Variable Portfolio – Marsico Growth Fund (Class 1) (07/19/2010)
Accumulation unit value at beginning of period	$1.18	$1.23	$1.00
Accumulation unit value at end of period	$1.29	$1.18	$1.23
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Columbia Variable Portfolio – Marsico International Opportunities Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.00	$1.21	$1.00
Accumulation unit value at end of period	$1.15	$1.00	$1.21
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund (Class 3) (07/19/2010)
Accumulation unit value at beginning of period	$1.13	$1.26	$1.00
Accumulation unit value at end of period	$1.31	$1.13	$1.26
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Columbia Variable Portfolio – S&P 500 Index Fund (Class 3) (07/19/2010)
Accumulation unit value at beginning of period	$1.17	$1.17	$1.00
Accumulation unit value at end of period	$1.32	$1.17	$1.17
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3) (07/19/2010)
Accumulation unit value at beginning of period	$0.99	$1.00	$1.00
Accumulation unit value at end of period	$0.99	$0.99	$1.00
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Columbia Variable Portfolio – Small Cap Value Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.16	$1.26	$1.00
Accumulation unit value at end of period	$1.26	$1.16	$1.26
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Credit Suisse Trust – Commodity Return Strategy Portfolio (07/19/2010)
Accumulation unit value at beginning of period	$1.08	$1.26	$1.00
Accumulation unit value at end of period	$1.04	$1.08	$1.26
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Dreyfus Variable Investment Fund International Equity Portfolio, Service Shares (07/19/2010)
Accumulation unit value at beginning of period	$0.99	$1.19	$1.00
Accumulation unit value at end of period	$1.19	$0.99	$1.19
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Dreyfus Variable Investment Fund International Value Portfolio, Service Shares (07/19/2010)
Accumulation unit value at beginning of period	$0.90	$1.14	$1.00
Accumulation unit value at end of period	$1.00	$0.90	$1.14
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Eaton Vance VT Floating-Rate Income Fund (07/19/2010)
Accumulation unit value at beginning of period	$1.04	$1.04	$1.00
Accumulation unit value at end of period	$1.10	$1.04	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Fidelity® VIP Contrafund® Portfolio Service Class 2 (07/19/2010)
Accumulation unit value at beginning of period	$1.14	$1.20	$1.00
Accumulation unit value at end of period	$1.30	$1.14	$1.20
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Fidelity® VIP Investment Grade Bond Portfolio Service Class 2 (07/19/2010)
Accumulation unit value at beginning of period	$1.05	$1.01	$1.00
Accumulation unit value at end of period	$1.09	$1.05	$1.01
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  115

Variable account charges of 2.05% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010

Fidelity® VIP Mid Cap Portfolio Service Class 2 (07/19/2010)
Accumulation unit value at beginning of period	$1.08	$1.24	$1.00
Accumulation unit value at end of period	$1.21	$1.08	$1.24
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Fidelity® VIP Overseas Portfolio Service Class 2 (07/19/2010)
Accumulation unit value at beginning of period	$0.99	$1.22	$1.00
Accumulation unit value at end of period	$1.17	$0.99	$1.22
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

FTVIPT Franklin Income Securities Fund – Class 2 (07/19/2010)
Accumulation unit value at beginning of period	$1.09	$1.09	$1.00
Accumulation unit value at end of period	$1.20	$1.09	$1.09
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

FTVIPT Templeton Global Bond Securities Fund – Class 2 (07/19/2010)
Accumulation unit value at beginning of period	$1.04	$1.07	$1.00
Accumulation unit value at end of period	$1.17	$1.04	$1.07
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

FTVIPT Templeton Growth Securities Fund – Class 2 (07/19/2010)
Accumulation unit value at beginning of period	$1.05	$1.15	$1.00
Accumulation unit value at end of period	$1.24	$1.05	$1.15
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares (07/19/2010)
Accumulation unit value at beginning of period	$1.14	$1.24	$1.00
Accumulation unit value at end of period	$1.32	$1.14	$1.24
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Goldman Sachs VIT Structured U.S. Equity Fund – Institutional Shares (07/19/2010)
Accumulation unit value at beginning of period	$1.19	$1.17	$1.00
Accumulation unit value at end of period	$1.34	$1.19	$1.17
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Invesco V.I. Global Health Care Fund, Series II Shares (07/19/2010)
Accumulation unit value at beginning of period	$1.13	$1.11	$1.00
Accumulation unit value at end of period	$1.33	$1.13	$1.11
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Invesco V.I. International Growth Fund, Series II Shares (07/19/2010)
Accumulation unit value at beginning of period	$1.06	$1.16	$1.00
Accumulation unit value at end of period	$1.19	$1.06	$1.16
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Invesco V.I. American Franchise Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$1.00	—	—
Accumulation unit value at end of period	$0.96	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Invesco V.I. Comstock Fund, Series II Shares (07/19/2010)
Accumulation unit value at beginning of period	$1.13	$1.17	$1.00
Accumulation unit value at end of period	$1.31	$1.13	$1.17
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Invesco V.I. Mid Cap Growth Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$1.00	—	—
Accumulation unit value at end of period	$0.97	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Janus Aspen Series Janus Portfolio: Service Shares (07/19/2010)
Accumulation unit value at beginning of period	$1.08	$1.17	$1.00
Accumulation unit value at end of period	$1.25	$1.08	$1.17
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

ClearBridge Variable Small Cap Growth Portfolio – Class I (07/19/2010)
Accumulation unit value at beginning of period	$1.28	$1.29	$1.00
Accumulation unit value at end of period	$1.50	$1.28	$1.29
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

 116  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Variable account charges of 2.05% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010

MFS® Total Return Series – Service Class (07/19/2010)
Accumulation unit value at beginning of period	$1.09	$1.09	$1.00
Accumulation unit value at end of period	$1.18	$1.09	$1.09
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

MFS® Utilities Series – Service Class (07/19/2010)
Accumulation unit value at beginning of period	$1.22	$1.17	$1.00
Accumulation unit value at end of period	$1.35	$1.22	$1.17
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Morgan Stanley UIF Global Real Estate Portfolio, Class II Shares (07/19/2010)
Accumulation unit value at beginning of period	$1.06	$1.21	$1.00
Accumulation unit value at end of period	$1.35	$1.06	$1.21
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Morgan Stanley UIF Mid Cap Growth Portfolio, Class II Shares (07/19/2010)
Accumulation unit value at beginning of period	$1.14	$1.26	$1.00
Accumulation unit value at end of period	$1.21	$1.14	$1.26
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Oppenheimer Capital Appreciation Fund/VA, Service Shares (07/19/2010)
Accumulation unit value at beginning of period	$1.15	$1.19	$1.00
Accumulation unit value at end of period	$1.28	$1.15	$1.19
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Oppenheimer Global Fund/VA, Service Shares (07/19/2010)
Accumulation unit value at beginning of period	$1.06	$1.18	$1.00
Accumulation unit value at end of period	$1.25	$1.06	$1.18
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Oppenheimer Global Strategic Income Fund/VA, Service Shares (07/19/2010)
Accumulation unit value at beginning of period	$1.05	$1.06	$1.00
Accumulation unit value at end of period	$1.16	$1.05	$1.06
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Oppenheimer Main Street Small Cap Fund®/VA, Service Shares (07/19/2010)
Accumulation unit value at beginning of period	$1.17	$1.22	$1.00
Accumulation unit value at end of period	$1.35	$1.17	$1.22
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

PIMCO VIT All Asset Portfolio, Advisor Class (07/19/2010)
Accumulation unit value at beginning of period	$1.06	$1.06	$1.00
Accumulation unit value at end of period	$1.19	$1.06	$1.06
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Variable Portfolio – Aggressive Portfolio (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.10	$1.16	$1.00
Accumulation unit value at end of period	$1.23	$1.10	$1.16
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Variable Portfolio – Aggressive Portfolio (Class 4) (07/19/2010)
Accumulation unit value at beginning of period	$1.10	$1.16	$1.00
Accumulation unit value at end of period	$1.23	$1.10	$1.16
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund (Class 3) (07/19/2010)
Accumulation unit value at beginning of period	$1.09	$1.01	$1.00
Accumulation unit value at end of period	$1.13	$1.09	$1.01
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Variable Portfolio – Conservative Portfolio (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.06	$1.04	$1.00
Accumulation unit value at end of period	$1.11	$1.06	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Variable Portfolio – Conservative Portfolio (Class 4) (07/19/2010)
Accumulation unit value at beginning of period	$1.06	$1.05	$1.00
Accumulation unit value at end of period	$1.11	$1.06	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  117

Variable account charges of 2.05% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2012	2011	2010

Variable Portfolio – Moderate Portfolio (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.08	$1.10	$1.00
Accumulation unit value at end of period	$1.18	$1.08	$1.10
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Variable Portfolio – Moderate Portfolio (Class 4) (07/19/2010)
Accumulation unit value at beginning of period	$1.08	$1.10	$1.00
Accumulation unit value at end of period	$1.18	$1.08	$1.10
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.09	$1.13	$1.00
Accumulation unit value at end of period	$1.20	$1.09	$1.13
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 4) (07/19/2010)
Accumulation unit value at beginning of period	$1.09	$1.13	$1.00
Accumulation unit value at end of period	$1.20	$1.09	$1.13
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.07	$1.07	$1.00
Accumulation unit value at end of period	$1.14	$1.07	$1.07
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 4) (07/19/2010)
Accumulation unit value at beginning of period	$1.07	$1.07	$1.00
Accumulation unit value at end of period	$1.14	$1.07	$1.07
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Variable Portfolio – Partners Small Cap Value Fund (Class 3) (07/19/2010)
Accumulation unit value at beginning of period	$1.15	$1.23	$1.00
Accumulation unit value at end of period	$1.28	$1.15	$1.23
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Variable Portfolio – Sit Dividend Growth Fund (Class 3) (07/19/2010)
Accumulation unit value at beginning of period	$1.10	$1.16	$1.00
Accumulation unit value at end of period	$1.19	$1.10	$1.16
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Variable Portfolio – Victory Established Value Fund (Class 3) (07/19/2010)
Accumulation unit value at beginning of period	$1.12	$1.22	$1.00
Accumulation unit value at end of period	$1.29	$1.12	$1.22
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Wanger International (07/19/2010)
Accumulation unit value at beginning of period	$1.01	$1.21	$1.00
Accumulation unit value at end of period	$1.21	$1.01	$1.21
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

Wanger USA (07/19/2010)
Accumulation unit value at beginning of period	$1.21	$1.28	$1.00
Accumulation unit value at end of period	$1.42	$1.21	$1.28
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—

 118  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
TO THE BOARD OF DIRECTORS OF
RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the divisions of RiverSource of New York Variable Annuity Account 2 (the Account) sponsored by RiverSource Life Insurance Co. of New York, referred to in Note 1, at December 31, 2012, the results of their operations for the period then ended, and the changes in their net assets for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of RiverSource Life Insurance Co. of New York; our responsibility is to express an opinion on these financial statements based on our audits. The financial statements of the divisions of the Account, including the financial highlights which appear in the footnotes, for the periods ended December 31, 2010 and prior were audited by another independent registered public accounting firm whose report dated April 22, 2011 expressed an unqualified opinion. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the affiliated and unaffiliated mutual fund managers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
April 22, 2013

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  119

Statements of Assets and Liabilities

	AB VPS Bal	AB VPS	AB VPS	AB VPS	AB VPS
	Wealth Strategy,	Global Thematic	Gro & Inc,	Intl Val,	Lg Cap Gro,
Dec. 31, 2012	Cl B	Gro, Cl B	Cl B	Cl B	Cl B

Assets

Investments, at fair value(1),(2)	$222,966	$105,576	$329,325	$1,083,884	$71,912
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	229	116	361	3,647	92

Total assets	223,195	105,692	329,686	1,087,531	72,004

Liabilities

Payable to RiverSource Life of NY for:
Mortality and expense risk fee	200	103	319	1,152	83
Administrative charge	28	13	42	143	9
Contract terminations	—	—	—	2,352	—
Payable for investments purchased	—	—	—	—	—

Total liabilities	228	116	361	3,647	92

Net assets applicable to contracts in accumulation period	222,254	104,516	327,543	1,083,249	71,504
Net assets applicable to seed money	713	1,060	1,782	635	408

Total net assets	$222,967	$105,576	$329,325	$1,083,884	$71,912

(1) Investment shares	18,565	6,430	15,940	84,415	2,367
(2) Investments, at cost	$192,143	$91,420	$332,128	$1,316,276	$50,270

	AC VP	AC VP	AC VP	AC VP	AC VP
	Inc & Gro,	Inflation Prot,	Intl,	Mid Cap Val,	Ultra,
Dec. 31, 2012 (continued)	Cl I	Cl II	Cl II	Cl II	Cl II

Assets

Investments, at fair value(1),(2)	$55,709	$1,149,841	$772	$3,874	$1,477,640
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	521	—	—	1,699
Receivable for share redemptions	66	1,372	1	5	1,741

Total assets	55,775	1,151,734	773	3,879	1,481,080

Liabilities

Payable to RiverSource Life of NY for:
Mortality and expense risk fee	59	1,220	—	5	1,551
Administrative charge	7	152	—	—	191
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	521	—	—	1,699

Total liabilities	66	1,893	—	5	3,441

Net assets applicable to contracts in accumulation period	55,709	1,138,467	—	2,334	1,476,786
Net assets applicable to seed money	—	11,374	773	1,540	853

Total net assets	$55,709	$1,149,841	$773	$3,874	$1,477,639

(1) Investment shares	8,074	95,581	87	265	138,745
(2) Investments, at cost	$49,425	$1,018,813	$669	$3,065	$1,326,854

See accompanying notes to financial statements.

 120  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Statements of Assets and Liabilities

	AC VP	AC VP	Col VP	Col VP	Col VP
	Val,	Val,	Bal,	Cash Mgmt,	Div Bond,
Dec. 31, 2012 (continued)	Cl I	Cl II	Cl 3	Cl 3	Cl 3

Assets

Investments, at fair value(1),(2)	$51,829	$70,641	$402,153	$828,917	$924,554
Dividends receivable	—	—	—	1	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	118	32
Receivable for share redemptions	61	86	—	—	—

Total assets	51,890	70,727	402,153	829,036	924,586

Liabilities

Payable to RiverSource Life of NY for:
Mortality and expense risk fee	54	77	425	806	912
Administrative charge	7	9	51	106	119
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	—	—	—	—

Total liabilities	61	86	476	912	1,031

Net assets applicable to contracts in accumulation period	51,829	69,282	401,677	809,183	917,920
Net assets applicable to seed money	—	1,359	—	18,941	5,635

Total net assets	$51,829	$70,641	$401,677	$828,124	$923,555

(1) Investment shares	7,949	10,818	24,855	828,917	82,037
(2) Investments, at cost	$51,949	$83,182	$387,486	$828,732	$868,570

	Col VP	Col VP	Col VP	Col VP	Col VP
	Divd Opp,	Emer Mkts,	Hi Inc,	Hi Yield Bond,	Inc Opp,
Dec. 31, 2012 (continued)	Cl 3	Cl 3	Cl 2	Cl 3	Cl 3

Assets

Investments, at fair value(1),(2)	$2,272,054	$962,955	$316,705	$239,902	$159,775
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	1,303	—	—	—	—
Receivable for share redemptions	—	—	—	—	—

Total assets	2,273,357	962,955	316,705	239,902	159,775

Liabilities

Payable to RiverSource Life of NY for:
Mortality and expense risk fee	2,360	1,009	332	267	170
Administrative charge	297	126	42	31	21
Contract terminations	—	1,382	280	128	23
Payable for investments purchased	—	—	—	—	—

Total liabilities	2,657	2,517	654	426	214

Net assets applicable to contracts in accumulation period	2,270,351	959,920	315,102	220,843	153,217
Net assets applicable to seed money	349	518	949	18,633	6,344

Total net assets	$2,270,700	$960,438	$316,051	$239,476	$159,561

(1) Investment shares	159,331	59,515	29,682	33,274	15,173
(2) Investments, at cost	$2,106,215	$881,038	$308,378	$219,942	$151,541

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  121

Statements of Assets and Liabilities

	Col VP	Col VP	Col VP	Col VP	Col VP
	Intl Opp,	Lg Cap Gro,	Lg Core Quan,	Marsico Gro,	Marsico Intl Opp,
Dec. 31, 2012 (continued)	Cl 3	Cl 3	Cl 3	Cl 1	Cl 2

Assets

Investments, at fair value(1),(2)	$29,606	$18,332	$418,258	$48,992	$3,204
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	1,074	—	—
Receivable for share redemptions	—	—	—	—	—

Total assets	29,606	18,332	419,332	48,992	3,204

Liabilities

Payable to RiverSource Life of NY for:
Mortality and expense risk fee	30	14	430	48	3
Administrative charge	4	2	54	6	—
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	—	—	—	—

Total liabilities	34	16	484	54	3

Net assets applicable to contracts in accumulation period	28,279	16,984	417,816	47,817	2,000
Net assets applicable to seed money	1,293	1,332	1,032	1,121	1,201

Total net assets	$29,572	$18,316	$418,848	$48,938	$3,201

(1) Investment shares	2,449	2,312	18,067	2,208	207
(2) Investments, at cost	$28,669	$14,197	$384,809	$39,778	$2,532

	Col VP	Col VP	Col VP	Col VP	Col VP
	Mid Cap Gro Opp,	Mid Cap Val Opp,	S&P 500,	Select Lg Cap Val,	US Govt Mtge,
Dec. 31, 2012 (continued)	Cl 3	Cl 3	Cl 3	Cl 3	Cl 3

Assets

Investments, at fair value(1),(2)	$61,148	$6,149	$1,007,386	$738	$910,774
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	—	—	—	—	—

Total assets	61,148	6,149	1,007,386	738	910,774

Liabilities

Payable to RiverSource Life of NY for:
Mortality and expense risk fee	63	6	997	—	943
Administrative charge	8	1	128	—	116
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	—	—	—	—

Total liabilities	71	7	1,125	—	1,059

Net assets applicable to contracts in accumulation period	60,397	4,842	1,005,614	—	905,247
Net assets applicable to seed money	680	1,300	647	738	4,468

Total net assets	$61,077	$6,142	$1,006,261	$738	$909,715

(1) Investment shares	4,454	518	99,643	63	86,823
(2) Investments, at cost	$54,434	$5,533	$787,710	$697	$887,836

See accompanying notes to financial statements.

 122  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Statements of Assets and Liabilities

	Col VP	CS	Drey IP	Drey IP	Drey VIF
	Sm Cap Val,	Commodity	MidCap Stock,	Tech Gro,	Appr,
Dec. 31, 2012 (continued)	Cl 2	Return	Serv	Serv	Serv

Assets

Investments, at fair value(1),(2)	$41,087	$3,502	$22,302	$336,882	$12,080
Dividends receivable	—	—	—	—	63
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	194	—
Receivable for share redemptions	—	5	23	396	14

Total assets	41,087	3,507	22,325	337,472	12,157

Liabilities

Payable to RiverSource Life of NY for:
Mortality and expense risk fee	40	4	20	352	13
Administrative charge	5	—	3	44	1
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	—	—	194	63

Total liabilities	45	4	23	590	77

Net assets applicable to contracts in accumulation period	40,284	2,414	21,541	336,596	10,431
Net assets applicable to seed money	758	1,089	761	286	1,649

Total net assets	$41,042	$3,503	$22,302	$336,882	$12,080

(1) Investment shares	2,675	500	1,425	25,047	300
(2) Investments, at cost	$40,492	$4,078	$22,223	$233,496	$10,580

	Drey VIF	Drey VIF	EV VT	Fid VIP	Fid VIP
	Intl Eq,	Intl Val,	Floating-Rate	Contrafund,	Gro,
Dec. 31, 2012 (continued)	Serv	Serv	Inc	Serv Cl 2	Serv Cl 2

Assets

Investments, at fair value(1),(2)	$1,241	$1,276	$78,555	$7,121,269	$498,431
Dividends receivable	—	—	279	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	2,751	—
Receivable for share redemptions	1	1	98	7,979	609

Total assets	1,242	1,277	78,932	7,131,999	499,040

Liabilities

Payable to RiverSource Life of NY for:
Mortality and expense risk fee	1	1	88	7,065	545
Administrative charge	—	—	10	914	64
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	—	279	2,751	—

Total liabilities	1	1	377	10,730	609

Net assets applicable to contracts in accumulation period	—	—	53,845	7,120,500	497,402
Net assets applicable to seed money	1,241	1,276	24,710	769	1,029

Total net assets	$1,241	$1,276	$78,555	$7,121,269	$498,431

(1) Investment shares	74	130	8,304	273,895	11,970
(2) Investments, at cost	$1,357	$1,753	$77,579	$7,159,671	$363,791

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  123

Statements of Assets and Liabilities

	Fid VIP	Fid VIP	Fid VIP	FTVIPT Frank	FTVIPT Frank
	Invest Gr,	Mid Cap,	Overseas,	Global Real Est,	Inc Sec,
Dec. 31, 2012 (continued)	Serv Cl 2	Serv Cl 2	Serv Cl 2	Cl 2	Cl 2

Assets

Investments, at fair value(1),(2)	$1,238,497	$2,196,714	$464,456	$82,842	$6,289
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	762	—	—	—	—
Receivable for share redemptions	1,453	2,559	885	91	8

Total assets	1,240,712	2,199,273	465,341	82,933	6,297

Liabilities

Payable to RiverSource Life of NY for:
Mortality and expense risk fee	1,290	2,236	457	81	7
Administrative charge	163	282	59	10	1
Contract terminations	—	41	369	—	—
Payable for investments purchased	762	—	—	—	—

Total liabilities	2,215	2,559	885	91	8

Net assets applicable to contracts in accumulation period	1,237,808	2,196,015	463,746	82,642	4,642
Net assets applicable to seed money	689	699	710	200	1,647

Total net assets	$1,238,497	$2,196,714	$464,456	$82,842	$6,289

(1) Investment shares	96,833	73,273	29,119	5,805	417
(2) Investments, at cost	$1,205,060	$2,047,245	$493,109	$107,274	$6,083

	FTVIPT Frank	FTVIPT Frank	FTVIPT Frank	FTVIPT Mutual	FTVIPT
	Rising Divd,	Sm Cap Val,	Sm Mid Cap Gro,	Shares Sec,	Temp For Sec,
Dec. 31, 2012 (continued)	Cl 2	Cl 2	Cl 2	Cl 2	Cl 2

Assets

Investments, at fair value(1),(2)	$1,099	$411,735	$1,122,777	$1,664,910	$568,607
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	373	13	—
Receivable for share redemptions	1	441	1,245	1,839	618

Total assets	1,100	412,176	1,124,395	1,666,762	569,225

Liabilities

Payable to RiverSource Life of NY for:
Mortality and expense risk fee	1	389	1,104	1,627	546
Administrative charge	—	52	142	212	72
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	—	373	13	—

Total liabilities	1	441	1,619	1,852	618

Net assets applicable to contracts in accumulation period	—	411,611	1,122,244	1,664,630	568,438
Net assets applicable to seed money	1,099	124	532	280	169

Total net assets	$1,099	$411,735	$1,122,776	$1,664,910	$568,607

(1) Investment shares	51	22,586	53,364	96,685	39,569
(2) Investments, at cost	$897	$325,004	$982,706	$1,561,519	$534,755

See accompanying notes to financial statements.

 124  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Statements of Assets and Liabilities

	FTVIPT	FTVIPT	GS VIT	GS VIT	Invesco
	Temp Global Bond,	Temp Gro Sec,	Mid Cap Val,	Structd U.S.	VI Core Eq,
Dec. 31, 2012 (continued)	Cl 2	Cl 2	Inst	Eq, Inst	Ser I

Assets

Investments, at fair value(1),(2)	$587,870	$1,522	$936,426	$1,249	$448,064
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	1,249	1	1,649	1	531

Total assets	589,119	1,523	938,075	1,250	448,595

Liabilities

Payable to RiverSource Life of NY for:
Mortality and expense risk fee	627	2	998	1	474
Administrative charge	78	—	122	—	57
Contract terminations	545	—	530	—	—
Payable for investments purchased	—	—	—	—	—

Total liabilities	1,250	2	1,650	1	531

Net assets applicable to contracts in accumulation period	587,205	—	935,707	—	448,064
Net assets applicable to seed money	664	1,521	718	1,249	—

Total net assets	$587,869	$1,521	$936,425	$1,249	$448,064

(1) Investment shares	30,194	127	61,084	103	14,866
(2) Investments, at cost	$503,257	$1,485	$880,690	$1,351	$373,605

	Invesco	Invesco	Invesco	Invesco	Invesco VI
	VI Core Eq,	VI Global Hlth,	VI Intl Gro,	VI Intl Gro,	Mid Cap Core Eq,
Dec. 31, 2012 (continued)	Ser II	Ser II	Ser I	Ser II	Ser II

Assets

Investments, at fair value(1),(2)	$9,261	$1,599	$37,312	$46,146	$55,795
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	8	2	44	51	132

Total assets	9,269	1,601	37,356	46,197	55,927

Liabilities

Payable to RiverSource Life of NY for:
Mortality and expense risk fee	7	1	39	45	57
Administrative charge	1	—	5	6	7
Contract terminations	—	—	—	—	67
Payable for investments purchased	—	—	—	—	—

Total liabilities	8	1	44	51	131

Net assets applicable to contracts in accumulation period	8,440	—	37,312	44,778	55,298
Net assets applicable to seed money	821	1,600	—	1,368	498

Total net assets	$9,261	$1,600	$37,312	$46,146	$55,796

(1) Investment shares	310	78	1,242	1,555	4,435
(2) Investments, at cost	$7,624	$1,444	$27,183	$39,974	$53,370

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  125

Statements of Assets and Liabilities

	Invesco	Invesco	Invesco	Invesco	Janus Aspen
	VI Am Fran,	VI Comstock,	VI Mid Cap Gro,	VI Val Opp,	Bal,
Dec. 31, 2012 (continued)	Ser II	Ser II	Ser II	Ser II	Inst

Assets

Investments, at fair value(1),(2)	$2,488	$2,590,543	$63,014	$435,216	$588,726
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	198	—
Receivable for share redemptions	3	3,563	63	483	699

Total assets	2,491	2,594,106	63,077	435,897	589,425

Liabilities

Payable to RiverSource Life of NY for:
Mortality and expense risk fee	4	2,737	55	428	624
Administrative charge	—	340	8	56	75
Contract terminations	—	486	—	—	—
Payable for investments purchased	—	—	—	198	—

Total liabilities	4	3,563	63	682	699

Net assets applicable to contracts in accumulation period	—	2,589,738	61,830	434,716	588,726
Net assets applicable to seed money	2,487	805	1,184	499	—

Total net assets	$2,487	$2,590,543	$63,014	$435,215	$588,726

(1) Investment shares	70	195,956	16,116	61,558	21,668
(2) Investments, at cost	$2,523	$2,405,031	$64,123	$484,803	$547,554

	Janus Aspen	Janus Aspen	CB Var	MFS	MFS
	Janus,	Gbl Res,	Sm Cap Gro,	Inv Gro Stock,	New Dis,
Dec. 31, 2012 (continued)	Serv	Inst	Cl I	Serv Cl	Serv Cl

Assets

Investments, at fair value(1),(2)	$43,629	$148,465	$1,595	$144,543	$298,692
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	48	176	1	142	310

Total assets	43,677	148,641	1,596	144,685	299,002

Liabilities

Payable to RiverSource Life of NY for:
Mortality and expense risk fee	42	157	1	124	272
Administrative charge	6	19	—	18	38
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	—	—	—	—

Total liabilities	48	176	1	142	310

Net assets applicable to contracts in accumulation period	42,226	148,465	—	143,757	297,687
Net assets applicable to seed money	1,403	—	1,595	786	1,005

Total net assets	$43,629	$148,465	$1,595	$144,543	$298,692

(1) Investment shares	1,670	4,830	91	12,116	19,900
(2) Investments, at cost	$37,656	$173,645	$1,371	$106,308	$270,570

See accompanying notes to financial statements.

 126  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Statements of Assets and Liabilities

	MFS	MFS	MS UIF	MS UIF	MS UIF U.S.
	Total Return,	Utilities,	Global Real Est,	Mid Cap Gro,	Real Est,
Dec. 31, 2012 (continued)	Serv Cl	Serv Cl	Cl II	Cl II	Cl II

Assets

Investments, at fair value(1),(2)	$1,654,954	$109,460	$52,916	$1,732	$49,001
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	1,825	117	73	2	134

Total assets	1,656,779	109,577	52,989	1,734	49,135

Liabilities

Payable to RiverSource Life of NY for:
Mortality and expense risk fee	1,615	103	67	2	48
Administrative charge	210	14	6	—	6
Contract terminations	—	—	—	—	80
Payable for investments purchased	—	—	—	—	—

Total liabilities	1,825	117	73	2	134

Net assets applicable to contracts in accumulation period	1,653,965	107,335	51,399	—	48,056
Net assets applicable to seed money	989	2,125	1,517	1,732	945

Total net assets	$1,654,954	$109,460	$52,916	$1,732	$49,001

(1) Investment shares	83,584	4,011	5,594	163	3,157
(2) Investments, at cost	$1,609,055	$85,606	$46,063	$1,840	$43,809

	Oppen	Oppen	Oppen	Oppen Global	Oppen Global
	Cap Appr	Cap Appr VA,	Global VA,	Strategic Inc	Strategic Inc VA,
Dec. 31, 2012 (continued)	VA	Serv	Serv	VA	Srv

Assets

Investments, at fair value(1),(2)	$174,325	$2,654,446	$416,499	$12,934	$3,217,282
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	990	—	—	—
Receivable for share redemptions	207	2,950	2,163	15	4,380

Total assets	174,532	2,658,386	418,662	12,949	3,221,662

Liabilities

Payable to RiverSource Life of NY for:
Mortality and expense risk fee	185	2,610	372	13	3,206
Administrative charge	22	340	53	2	414
Contract terminations	—	—	1,738	—	759
Payable for investments purchased	—	990	—	—	—

Total liabilities	207	3,940	2,163	15	4,379

Net assets applicable to contracts in accumulation period	174,325	2,652,996	414,640	12,934	3,216,647
Net assets applicable to seed money	—	1,450	1,859	—	636

Total net assets	$174,325	$2,654,446	$416,499	$12,934	$3,217,283

(1) Investment shares	3,869	59,437	12,915	2,281	555,662
(2) Investments, at cost	$152,737	$2,105,066	$363,430	$12,706	$2,904,684

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  127

Statements of Assets and Liabilities

	Oppen Main	PIMCO	Put VT	Put VT	Put VT
	St Sm Cap VA,	VIT All Asset,	Div Inc,	Div Inc,	Global Hlth Care,
Dec. 31, 2012 (continued)	Serv	Advisor Cl	Cl IA	Cl IB	Cl IB

Assets

Investments, at fair value(1),(2)	$1,317,449	$107,616	$46,719	$63,038	$814
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	1,491	131	55	75	1

Total assets	1,318,940	107,747	46,774	63,113	815

Liabilities

Payable to RiverSource Life of NY for:
Mortality and expense risk fee	1,324	117	49	67	1
Administrative charge	167	14	6	8	—
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	—	—	—	—

Total liabilities	1,491	131	55	75	1

Net assets applicable to contracts in accumulation period	1,316,617	106,796	46,719	63,038	—
Net assets applicable to seed money	832	820	—	—	814

Total net assets	$1,317,449	$107,616	$46,719	$63,038	$814

(1) Investment shares	66,004	9,374	6,435	8,695	63
(2) Investments, at cost	$979,530	$105,073	$54,857	$71,655	$738

	Put VT	Put VT	Put VT	Put VT	Put VT
	Gro & Inc,	Gro & Inc,	Hi Yield,	Hi Yield,	Intl Eq,
Dec. 31, 2012 (continued)	Cl IA	Cl IB	Cl IA	Cl IB	Cl IB

Assets

Investments, at fair value(1),(2)	$56,023	$195,012	$60,751	$86,667	$16,304
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	66	229	72	104	17

Total assets	56,089	195,241	60,823	86,771	16,321

Liabilities

Payable to RiverSource Life of NY for:
Mortality and expense risk fee	59	204	64	93	15
Administrative charge	7	25	8	11	2
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	—	—	—	—

Total liabilities	66	229	72	104	17

Net assets applicable to contracts in accumulation period	56,023	194,532	60,751	86,667	15,459
Net assets applicable to seed money	—	480	—	—	845

Total net assets	$56,023	$195,012	$60,751	$86,667	$16,304

(1) Investment shares	3,111	10,876	8,569	12,328	1,439
(2) Investments, at cost	$70,397	$243,002	$69,025	$94,100	$20,930

See accompanying notes to financial statements.

 128  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Statements of Assets and Liabilities

	Put VT	Put VT	Put VT	Put VT	Put VT
	Multi-Cap Gro,	Multi-Cap Gro,	Research,	Sm Cap Val,	Voyager,
Dec. 31, 2012 (continued)	Cl IA	Cl IB	Cl IB	Cl IB	Cl IB

Assets

Investments, at fair value(1),(2)	$28,110	$17,222	$631	$72,089	$138,690
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	33	23	—	108	164

Total assets	28,143	17,245	631	72,197	138,854

Liabilities

Payable to RiverSource Life of NY for:
Mortality and expense risk fee	29	21	—	77	146
Administrative charge	4	2	—	9	18
Contract terminations	—	—	—	23	—
Payable for investments purchased	—	—	—	—	—

Total liabilities	33	23	—	109	164

Net assets applicable to contracts in accumulation period	28,110	16,228	—	71,710	138,690
Net assets applicable to seed money	—	994	631	378	—

Total net assets	$28,110	$17,222	$631	$72,088	$138,690

(1) Investment shares	1,231	767	46	4,715	3,834
(2) Investments, at cost	$31,106	$13,827	$476	$81,474	$161,806

			VP BR Gl
	VP Aggr,	VP Aggr,	Infl Prot Sec,	VP Conserv,	VP Conserv,
Dec. 31, 2012 (continued)	Cl 2	Cl 4	Cl 3	Cl 2	Cl 4

Assets

Investments, at fair value(1),(2)	$461,339	$8,925,248	$210,865	$882,860	$4,067,231
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	4	—	—
Receivable for share redemptions	—	—	—	—	—

Total assets	461,339	8,925,248	210,869	882,860	4,067,231

Liabilities

Payable to RiverSource Life of NY for:
Mortality and expense risk fee	498	8,687	221	737	3,992
Administrative charge	59	1,156	28	101	517
Contract terminations	—	11,396	—	—	6,701
Payable for investments purchased	—	—	—	—	—

Total liabilities	557	21,239	249	838	11,210

Net assets applicable to contracts in accumulation period	460,592	8,903,922	205,073	881,881	4,055,941
Net assets applicable to seed money	190	87	5,547	141	80

Total net assets	$460,782	$8,904,009	$210,620	$882,022	$4,056,021

(1) Investment shares	37,085	716,312	22,057	75,782	349,119
(2) Investments, at cost	$416,693	$7,144,190	$209,893	$817,043	$3,556,173

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  129

Statements of Assets and Liabilities

			VP Mod	VP Mod	VP Mod
	VP Mod,	VP Mod,	Aggr,	Aggr,	Conserv,
Dec. 31, 2012 (continued)	Cl 2	Cl 4	Cl 2	Cl 4	Cl 2

Assets

Investments, at fair value(1),(2)	$6,588,634	$28,119,116	$4,535,446	$22,727,550	$2,034,922
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	—	—	—	—	—

Total assets	6,588,634	28,119,116	4,535,446	22,727,550	2,034,922

Liabilities

Payable to RiverSource Life of NY for:
Mortality and expense risk fee	7,593	28,692	5,520	23,492	2,125
Administrative charge	838	3,608	592	2,891	244
Contract terminations	—	—	—	476	—
Payable for investments purchased	—	—	—	—	—

Total liabilities	8,431	32,300	6,112	26,859	2,369

Net assets applicable to contracts in accumulation period	6,580,095	28,086,744	4,529,238	22,700,619	2,032,423
Net assets applicable to seed money	108	72	96	72	130

Total net assets	$6,580,203	$28,086,816	$4,529,334	$22,700,691	$2,032,553

(1) Investment shares	538,287	2,295,438	366,353	1,832,867	170,572
(2) Investments, at cost	$5,812,061	$23,316,822	$3,971,285	$18,481,958	$1,816,976

	VP Mod	VP Ptnrs	VP Sit	VP Vty
	Conserv,	Sm Cap Val,	Divd Gro,	Estb Val,	Wanger
Dec. 31, 2012 (continued)	Cl 4	Cl 3	Cl 3	Cl 3	Intl

Assets

Investments, at fair value(1),(2)	$3,235,121	$1,094,093	$81,138	$40,329	$1,006,370
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	—	—	—	—	—

Total assets	3,235,121	1,094,093	81,138	40,329	1,006,370

Liabilities

Payable to RiverSource Life of NY for:
Mortality and expense risk fee	3,513	1,157	91	49	1,068
Administrative charge	411	143	11	5	132
Contract terminations	—	630	—	—	616
Payable for investments purchased	—	—	—	—	—

Total liabilities	3,924	1,930	102	54	1,816

Net assets applicable to contracts in accumulation period	3,231,101	1,091,564	80,467	39,352	1,003,427
Net assets applicable to seed money	96	599	569	923	1,127

Total net assets	$3,231,197	$1,092,163	$81,036	$40,275	$1,004,554

(1) Investment shares	270,495	66,108	7,604	3,295	32,266
(2) Investments, at cost	$2,736,548	$920,187	$72,292	$37,501	$985,724

See accompanying notes to financial statements.

 130  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Statement of Assets and Liabilities

Wanger
Dec. 31, 2012 (continued)	USA

Assets

Investments, at fair value(1),(2)	$624,835
Dividends receivable	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—
Receivable for share redemptions	—

Total assets	624,835

Liabilities

Payable to RiverSource Life of NY for:
Mortality and expense risk fee	657
Administrative charge	81
Contract terminations	332
Payable for investments purchased	—

Total liabilities	1,070

Net assets applicable to contracts in accumulation period	622,380
Net assets applicable to seed money	1,385

Total net assets	$623,765

(1) Investment shares	18,464
(2) Investments, at cost	$571,270

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  131

Statements of Operations

	AB VPS Bal	AB VPS	AB VPS	AB VPS	AB VPS
	Wealth Strategy,	Global Thematic	Gro & Inc,	Intl Val,	Lg Cap Gro,
Year ended Dec. 31, 2012	Cl B	Gro, Cl B	Cl B	Cl B	Cl B

Investment income

Dividend income	$4,101	$—	$4,272	$14,954	$29
Variable account expenses	2,674	1,440	4,384	15,364	1,371

Investment income (loss) — net	1,427	(1,440)	(112)	(410)	(1,342)

Realized and unrealized gain (loss) on investments — net

Realized gain (loss) on sales of investments:
Proceeds from sales	13,281	36,402	112,887	290,866	28,334
Cost of investments sold	11,758	33,055	110,047	374,681	20,199

Net realized gain (loss) on sales of investments	1,523	3,347	2,840	(83,815)	8,135
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	21,612	12,926	46,841	224,703	6,075

Net gain (loss) on investments	23,135	16,273	49,681	140,888	14,210

Net increase (decrease) in net assets resulting from operations	$24,562	$14,833	$49,569	$140,478	$12,868

	AC VP	AC VP	AC VP	AC VP	AC VP
	Inc & Gro,	Inflation Prot,	Intl,	Mid Cap Val,	Ultra,
Year ended Dec. 31, 2012 (continued)	Cl I	Cl II	Cl II	Cl II	Cl II

Investment income

Dividend income	$1,154	$30,914	$5	$207	$—
Variable account expenses	778	17,896	5	143	22,110

Investment income (loss) — net	376	13,018	—	64	(22,110)

Realized and unrealized gain (loss) on investments — net

Realized gain (loss) on sales of investments:
Proceeds from sales	3,906	444,202	10	12,720	403,491
Cost of investments sold	3,611	395,117	9	8,877	364,742

Net realized gain (loss) on sales of investments	295	49,085	1	3,843	38,749
Distributions from capital gains	—	33,653	—	857	—
Net change in unrealized appreciation or depreciation of investments	5,996	(17,132)	129	(3,233)	181,326

Net gain (loss) on investments	6,291	65,606	130	1,467	220,075

Net increase (decrease) in net assets resulting from operations	$6,667	$78,624	$130	$1,531	$197,965

	AC VP	AC VP	Col VP	Col VP	Col VP
	Val,	Val,	Bal,	Cash Mgmt,	Div Bond,
Year ended Dec. 31, 2012 (continued)	Cl I	Cl II	Cl 3	Cl 3	Cl 3

Investment income

Dividend income	$971	$1,203	$—	$87	$43,180
Variable account expenses	712	976	5,583	11,584	14,303

Investment income (loss) — net	259	227	(5,583)	(11,497)	28,877

Realized and unrealized gain (loss) on investments — net

Realized gain (loss) on sales of investments:
Proceeds from sales	3,415	988	23,379	147,458	473,357
Cost of investments sold	3,616	1,213	23,435	147,446	456,607

Net realized gain (loss) on sales of investments	(201)	(225)	(56)	12	16,750
Distributions from capital gains	—	—	—	—	28,796
Net change in unrealized appreciation or depreciation of investments	6,044	8,093	52,350	(10)	(9,723)

Net gain (loss) on investments	5,843	7,868	52,294	2	35,823

Net increase (decrease) in net assets resulting from operations	$6,102	$8,095	$46,711	$(11,495)	$64,700

See accompanying notes to financial statements.

 132  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Statements of Operations

	Col VP	Col VP	Col VP	Col VP	Col VP
	Divd Opp,	Emer Mkts,	Hi Inc,	Hi Yield Bond,	Inc Opp,
Year ended Dec. 31, 2012 (continued)	Cl 3	Cl 3	Cl 2	Cl 3	Cl 3

Investment income

Dividend income	$—	$3,826	$23,720	$20,376	$10,152
Variable account expenses	32,718	13,305	4,727	3,777	2,190

Investment income (loss) — net	(32,718)	(9,479)	18,993	16,599	7,962

Realized and unrealized gain (loss) on investments — net

Realized gain (loss) on sales of investments:
Proceeds from sales	446,149	221,539	104,052	77,368	16,137
Cost of investments sold	427,564	212,109	104,076	72,387	15,500

Net realized gain (loss) on sales of investments	18,585	9,430	(24)	4,981	637
Distributions from capital gains	—	22,119	—	—	3,153
Net change in unrealized appreciation or depreciation of investments	301,436	151,605	25,413	13,933	7,451

Net gain (loss) on investments	320,021	183,154	25,389	18,914	11,241

Net increase (decrease) in net assets resulting from operations	$287,303	$173,675	$44,382	$35,513	$19,203

	Col VP	Col VP	Col VP	Col VP	Col VP
	Intl Opp,	Lg Cap Gro,	Lg Core Quan,	Marsico Gro,	Marsico Intl Opp,
Year ended Dec. 31, 2012 (continued	Cl 3	Cl 3	Cl 3	Cl 1	Cl 2

Investment income

Dividend income	$437	$—	$—	$360	$31
Variable account expenses	381	194	6,573	645	35

Investment income (loss) — net	56	(194)	(6,573)	(285)	(4)

Realized and unrealized gain (loss) on investments — net

Realized gain (loss) on sales of investments:
Proceeds from sales	2,718	2,243	225,735	8,072	47
Cost of investments sold	2,898	1,846	203,470	6,087	37

Net realized gain (loss) on sales of investments	(180)	397	22,265	1,985	10
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	4,345	2,915	49,081	3,103	443

Net gain (loss) on investments	4,165	3,312	71,346	5,088	453

Net increase (decrease) in net assets resulting from operations	$4,221	$3,118	$64,773	$4,803	$449

	Col VP	Col VP	Col VP	Col VP	Col VP US
	Mid Cap Gro Opp,	Mid Cap Val Opp,	S&P 500,	Select Lg Cap Val,	Govt Mtge,
Year ended Dec. 31, 2012 (continued)	Cl 3	Cl 3	Cl 3	Cl 3	Cl 3

Investment income

Dividend income	$—	$—	$—	$—	$8,534
Variable account expenses	878	81	13,629	—	12,882

Investment income (loss) — net	(878)	(81)	(13,629)	—	(4,348)

Realized and unrealized gain (loss) on investments — net

Realized gain (loss) on sales of investments:
Proceeds from sales	5,926	86	137,103	7	130,766
Cost of investments sold	5,300	81	109,088	7	127,679

Net realized gain (loss) on sales of investments	626	5	28,015	—	3,087
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	6,138	961	121,643	115	3,487

Net gain (loss) on investments	6,764	966	149,658	115	6,574

Net increase (decrease) in net assets resulting from operations	$5,886	$885	$136,029	$115	$2,226

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  133

Statements of Operations

	Col VP	CS	Drey IP	Drey IP	Drey VIF
	Sm Cap Val,	Commodity	MidCap Stock,	Tech Gro,	Appr,
Year ended Dec. 31, 2012 (continued)	Cl 2	Return	Serv	Serv	Serv

Investment income

Dividend income	$113	$—	$42	$—	$387
Variable account expenses	510	57	259	4,924	164

Investment income (loss) — net	(397)	(57)	(217)	(4,924)	223

Realized and unrealized gain (loss) on investments — net

Realized gain (loss) on sales of investments:
Proceeds from sales	4,936	65	1,679	100,702	144
Cost of investments sold	4,735	72	1,652	68,532	126

Net realized gain (loss) on sales of investments	201	(7)	27	32,170	18
Distributions from capital gains	1,820	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	1,904	(69)	3,722	23,551	720

Net gain (loss) on investments	3,925	(76)	3,749	55,721	738

Net increase (decrease) in net assets resulting from operations	$3,528	$(133)	$3,532	$50,797	$961

	Drey VIF	Drey VIF	EV VT	Fid VIP	Fid VIP
	Intl Eq,	Intl Val,	Floating-Rate	Contrafund,	Gro,
Year ended Dec. 31, 2012 (continued)	Serv	Serv	Inc	Serv Cl 2	Serv Cl 2

Investment income

Dividend income	$2	$30	$3,737	$79,691	$1,802
Variable account expenses	8	8	1,285	98,823	7,566

Investment income (loss) — net	(6)	22	2,452	(19,132)	(5,764)

Realized and unrealized gain (loss) on investments — net

Realized gain (loss) on sales of investments:
Proceeds from sales	17	19	22,576	1,844,665	75,684
Cost of investments sold	19	26	21,495	1,881,156	58,219

Net realized gain (loss) on sales of investments	(2)	(7)	1,081	(36,491)	17,465
Distributions from capital gains	—	—	1,120	—	—
Net change in unrealized appreciation or depreciation of investments	234	119	362	1,138,060	52,009

Net gain (loss) on investments	232	112	2,563	1,101,569	69,474

Net increase (decrease) in net assets resulting from operations	$226	$134	$5,015	$1,082,437	$63,710

	Fid VIP	Fid VIP	Fid VIP	FTVIPT Frank	FTVIPT Frank
	Invest Gr,	Mid Cap,	Overseas,	Global Real Est,	Inc Sec,
Year ended Dec. 31, 2012 (continued)	Serv Cl 2	Serv Cl 2	Serv Cl 2	Cl 2	Cl 2

Investment income

Dividend income	$27,263	$8,537	$7,707	$—	$386
Variable account expenses	18,538	30,019	6,281	1,039	91

Investment income (loss) — net	8,725	(21,482)	1,426	(1,039)	295

Realized and unrealized gain (loss) on investments — net

Realized gain (loss) on sales of investments:
Proceeds from sales	363,774	282,278	149,924	14,262	218
Cost of investments sold	344,657	246,964	172,535	22,048	218

Net realized gain (loss) on sales of investments	19,117	35,314	(22,611)	(7,786)	—
Distributions from capital gains	35,595	175,949	1,530	—	—
Net change in unrealized appreciation or depreciation of investments	(4,995)	85,961	106,682	27,078	332

Net gain (loss) on investments	49,717	297,224	85,601	19,292	332

Net increase (decrease) in net assets resulting from operations	$58,442	$275,742	$87,027	$18,253	$627

See accompanying notes to financial statements.

 134  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Statements of Operations

	FTVIPT Frank	FTVIPT Frank	FTVIPT Frank	FTVIPT Mutual	FTVIPT
	Rising Divd,	Sm Cap Val,	Sm Mid Cap Gro,	Shares Sec,	Temp For Sec,
Year ended Dec. 31, 2012 (continued)	Cl 2	Cl 2	Cl 2	Cl 2	Cl 2

Investment income

Dividend income	$17	$2,898	$—	$33,570	$15,981
Variable account expenses	6	5,048	14,570	23,056	7,132

Investment income (loss) — net	11	(2,150)	(14,570)	10,514	8,849

Realized and unrealized gain (loss) on investments — net

Realized gain (loss) on sales of investments:
Proceeds from sales	15	94,211	36,029	596,510	120,194
Cost of investments sold	12	79,898	27,964	591,204	121,024

Net realized gain (loss) on sales of investments	3	14,313	8,065	5,306	(830)
Distributions from capital gains	—	—	78,635	—	—
Net change in unrealized appreciation or depreciation of investments	99	54,280	24,536	201,998	81,172

Net gain (loss) on investments	102	68,593	111,236	207,304	80,342

Net increase (decrease) in net assets resulting from operations	$113	$66,443	$96,666	$217,818	$89,191

	FTVIPT	FTVIPT	GS VIT	GS VIT	Invesco
	Temp Global Bond,	Temp Gro Sec,	Mid Cap Val,	Structd U.S.	VI Core Eq,
Year ended Dec. 31, 2012 (continued)	Cl 2	Cl 2	Inst	Eq, Inst	Ser I

Investment income

Dividend income	$41,210	$28	$10,953	$23	$4,416
Variable account expenses	8,738	10	13,785	10	6,280

Investment income (loss) — net	32,472	18	(2,832)	13	(1,864)

Realized and unrealized gain (loss) on investments — net

Realized gain (loss) on sales of investments:
Proceeds from sales	163,981	20	246,183	20	29,093
Cost of investments sold	144,266	21	243,827	21	24,831

Net realized gain (loss) on sales of investments	19,715	(1)	2,356	(1)	4,262
Distributions from capital gains	1,035	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	26,692	240	157,915	141	48,731

Net gain (loss) on investments	47,442	239	160,271	140	52,993

Net increase (decrease) in net assets resulting from operations	$79,914	$257	$157,439	$153	$51,129

	Invesco	Invesco	Invesco VI	Invesco	Invesco VI
	VI Core Eq,	VI Global Hlth,	Intl Gro,	VI Intl Gro,	Mid Cap Core Eq,
Year ended Dec. 31, 2012 (continued)	Ser II	Ser II	Ser I	Ser II	Ser II

Investment income

Dividend income	$79	$—	$522	$571	$—
Variable account expenses	97	95	509	578	889

Investment income (loss) — net	(18)	(95)	13	(7)	(889)

Realized and unrealized gain (loss) on investments — net

Realized gain (loss) on sales of investments:
Proceeds from sales	799	11,829	3,262	3,893	38,579
Cost of investments sold	705	7,280	2,559	3,538	37,719

Net realized gain (loss) on sales of investments	94	4,549	703	355	860
Distributions from capital gains	—	—	—	—	483
Net change in unrealized appreciation or depreciation of investments	973	(2,873)	3,955	5,106	6,563

Net gain (loss) on investments	1,067	1,676	4,658	5,461	7,906

Net increase (decrease) in net assets resulting from operations	$1,049	$1,581	$4,671	$5,454	$7,017

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  135

Statements of Operations

	Invesco VI	Invesco VI	Invesco VI Mid	Invesco VI	Janus Aspen
	Am Fran,	Comstock,	Cap Gro,	Val Opp,	Bal,
Period ended Dec. 31, 2012 (continued)	Ser II(1)	Ser II	Ser II(1)	Ser II	Inst

Investment income

Dividend income	$—	$40,864	$—	$5,435	$16,644
Variable account expenses	22	38,634	494	6,534	8,240

Investment income (loss) — net	(22)	2,230	(494)	(1,099)	8,404

Realized and unrealized gain (loss) on investments — net

Realized gain (loss) on sales of investments:
Proceeds from sales	27	801,409	839	246,266	39,062
Cost of investments sold	28	782,720	886	287,198	36,599

Net realized gain (loss) on sales of investments	(1)	18,689	(47)	(40,932)	2,463
Distributions from capital gains	—	—	19	—	42,736
Net change in unrealized appreciation or depreciation of investments	(35)	440,323	(1,109)	125,658	11,881

Net gain (loss) on investments	(36)	459,012	(1,137)	84,726	57,080

Net increase (decrease) in net assets resulting from operations	$(58)	$461,242	$(1,631)	$83,627	$65,484

(1) For the period April 27, 2012 (commencement of operations) to Dec. 31, 2012.

	Janus Aspen	Janus Aspen	CB Var Sm	MFS	MFS
	Janus,	Gbl Res,	Cap Gro,	Inv Gro Stock,	New Dis,
Year ended Dec. 31, 2012 (continued)	Serv	Inst	Cl I	Serv Cl	Serv Cl

Investment income

Dividend income	$188	$1,220	$6	$356	$—
Variable account expenses	575	1,959	13	1,807	3,681

Investment income (loss) — net	(387)	(739)	(7)	(1,451)	(3,681)

Realized and unrealized gain (loss) on investments — net

Realized gain (loss) on sales of investments:
Proceeds from sales	7,400	6,059	24	32,751	31,836
Cost of investments sold	6,468	7,721	20	23,967	28,759

Net realized gain (loss) on sales of investments	932	(1,662)	4	8,784	3,077
Distributions from capital gains	727	—	67	7,856	28,573
Net change in unrealized appreciation or depreciation of investments	5,148	25,802	187	7,880	24,032

Net gain (loss) on investments	6,807	24,140	258	24,520	55,682

Net increase (decrease) in net assets resulting from operations	$6,420	$23,401	$251	$23,069	$52,001

	MFS	MFS	MS UIF	MS UIF	MS UIF
	Total Return,	Utilities,	Global Real	Mid Cap	U.S. Real Est,
Year ended Dec. 31, 2012 (continued)	Serv Cl	Serv Cl	Est, Cl II	Gro, Cl II	Cl II

Investment income

Dividend income	$40,676	$7,499	$264	$—	$283
Variable account expenses	22,878	1,572	799	18	652

Investment income (loss) — net	17,798	5,927	(535)	(18)	(369)

Realized and unrealized gain (loss) on investments — net

Realized gain (loss) on sales of investments:
Proceeds from sales	580,989	53,947	2,214	26	10,664
Cost of investments sold	576,225	39,071	2,132	27	10,289

Net realized gain (loss) on sales of investments	4,764	14,876	82	(1)	375
Distributions from capital gains	—	—	—	203	—
Net change in unrealized appreciation or depreciation of investments	148,868	(6,930)	12,059	(67)	6,784

Net gain (loss) on investments	153,632	7,946	12,141	135	7,159

Net increase (decrease) in net assets resulting from operations	$171,430	$13,873	$11,606	$117	$6,790

See accompanying notes to financial statements.

 136  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Statements of Operations

	Oppen	Oppen	Oppen	Oppen Global	Oppen Global
	Cap Appr	Cap Appr VA,	Global VA,	Strategic Inc	Strategic Inc VA,
Period ended Dec. 31, 2012 (continued)	VA	Serv	Serv	VA(1)	Srv

Investment income

Dividend income	$1,117	$10,669	$7,326	$—	$180,885
Variable account expenses	2,401	36,636	4,763	31	43,434

Investment income (loss) — net	(1,284)	(25,967)	2,563	(31)	137,451

Realized and unrealized gain (loss) on investments — net

Realized gain (loss) on sales of investments:
Proceeds from sales	5,278	648,514	87,235	455	748,907
Cost of investments sold	4,741	528,536	82,268	449	690,445

Net realized gain (loss) on sales of investments	537	119,978	4,967	6	58,462
Distributions from capital gains	—	—	—	—	34,832
Net change in unrealized appreciation or depreciation of investments	20,138	252,721	65,259	228	130,886

Net gain (loss) on investments	20,675	372,699	70,226	234	224,180

Net increase (decrease) in net assets resulting from operations	$19,391	$346,732	$72,789	$203	$361,631

(1) For the period Oct. 26, 2012 (commencement of operations) to Dec. 31, 2012.

	Oppen Main	PIMCO	Put VT	Put VT	Put VT
	St Sm Cap VA,	VIT All Asset,	Div Inc,	Div Inc,	Global Hlth
Year ended Dec. 31, 2012 (continued)	Serv	Advisor Cl	Cl IA	Cl IB	Care, Cl IB

Investment income

Dividend income	$4,118	$5,150	$2,889	$3,522	$10
Variable account expenses	17,472	1,533	688	877	5

Investment income (loss) — net	(13,354)	3,617	2,201	2,645	5

Realized and unrealized gain (loss) on investments — net

Realized gain (loss) on sales of investments:
Proceeds from sales	215,991	12,111	7,149	5,568	11
Cost of investments sold	164,487	12,239	8,687	6,736	10

Net realized gain (loss) on sales of investments	51,504	(128)	(1,538)	(1,168)	1
Distributions from capital gains	—	—	—	—	62
Net change in unrealized appreciation or depreciation of investments	164,924	9,323	4,079	4,367	78

Net gain (loss) on investments	216,428	9,195	2,541	3,199	141

Net increase (decrease) in net assets resulting from operations	$203,074	$12,812	$4,742	$5,844	$146

	Put VT	Put VT	Put VT	Put VT	Put VT
	Gro & Inc,	Gro & Inc,	Hi Yield,	Hi Yield,	Intl Eq,
Year ended Dec. 31, 2012 (continued)	Cl IA	Cl IB	Cl IA	Cl IB	Cl IB

Investment income

Dividend income	$1,158	$3,171	$5,226	$6,428	$324
Variable account expenses	810	2,603	917	1,197	189

Investment income (loss) — net	348	568	4,309	5,231	135

Realized and unrealized gain (loss) on investments — net

Realized gain (loss) on sales of investments:
Proceeds from sales	9,620	10,389	13,392	7,106	583
Cost of investments sold	12,772	14,080	15,874	8,112	758

Net realized gain (loss) on sales of investments	(3,152)	(3,691)	(2,482)	(1,006)	(175)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	12,197	32,775	7,109	7,110	2,831

Net gain (loss) on investments	9,045	29,084	4,627	6,104	2,656

Net increase (decrease) in net assets resulting from operations	$9,393	$29,652	$8,936	$11,335	$2,791

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  137

Statements of Operations

	Put VT	Put VT	Put VT	Put VT	Put VT
	Multi-Cap Gro,	Multi-Cap Gro,	Research,	Sm Cap Val,	Voyager,
Year ended Dec. 31, 2012 (continued)	Cl IA	Cl IB	Cl IB	Cl IB	Cl IB

Investment income

Dividend income	$146	$39	$6	$310	$483
Variable account expenses	407	264	4	976	2,041

Investment income (loss) — net	(261)	(225)	2	(666)	(1,558)

Realized and unrealized gain (loss) on investments — net

Realized gain (loss) on sales of investments:
Proceeds from sales	3,285	380	8	6,000	15,059
Cost of investments sold	3,732	314	6	6,849	17,800

Net realized gain (loss) on sales of investments	(447)	66	2	(849)	(2,741)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	4,806	2,411	88	11,792	21,189

Net gain (loss) on investments	4,359	2,477	90	10,943	18,448

Net increase (decrease) in net assets resulting from operations	$4,098	$2,252	$92	$10,277	$16,890

			VP BR Gl
	VP Aggr,	VP Aggr,	Infl Prot Sec,	VP Conserv,	VP Conserv,
Year ended Dec. 31, 2012 (continued)	Cl 2	Cl 4	Cl 3	Cl 2	Cl 4

Investment income

Dividend income	$—	$—	$9,540	$—	$—
Variable account expenses	6,411	123,183	2,995	8,815	52,874

Investment income (loss) — net	(6,411)	(123,183)	6,545	(8,815)	(52,874)

Realized and unrealized gain (loss) on investments — net

Realized gain (loss) on sales of investments:
Proceeds from sales	11,328	1,729,374	36,113	1,106,117	698,439
Cost of investments sold	10,629	1,449,437	35,770	1,097,108	629,732

Net realized gain (loss) on sales of investments	699	279,937	343	9,009	68,707
Distributions from capital gains	—	—	2,683	—	—
Net change in unrealized appreciation or depreciation of investments	55,906	922,838	(357)	42,737	212,284

Net gain (loss) on investments	56,605	1,202,775	2,669	51,746	280,991

Net increase (decrease) in net assets resulting from operations	$50,194	$1,079,592	$9,214	$42,931	$228,117

			VP Mod	VP Mod	VP Mod
	VP Mod,	VP Mod,	Aggr,	Aggr,	Conserv,
Year ended Dec. 31, 2012 (continued)	Cl 2	Cl 4	Cl 2	Cl 4	Cl 2

Investment income

Dividend income	$—	$—	$—	$—	$—
Variable account expenses	97,734	390,960	71,138	319,343	29,030

Investment income (loss) — net	(97,734)	(390,960)	(71,138)	(319,343)	(29,030)

Realized and unrealized gain (loss) on investments — net

Realized gain (loss) on sales of investments:
Proceeds from sales	324,778	3,860,530	320,390	2,773,657	242,959
Cost of investments sold	297,927	3,299,660	296,037	2,350,878	219,706

Net realized gain (loss) on sales of investments	26,851	560,870	24,353	422,779	23,253
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	627,261	2,401,264	496,342	2,241,266	142,619

Net gain (loss) on investments	654,112	2,962,134	520,695	2,664,045	165,872

Net increase (decrease) in net assets resulting from operations	$556,378	$2,571,174	$449,557	$2,344,702	$136,842

See accompanying notes to financial statements.

 138  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Statements of Operations

	VP Mod	VP Ptnrs	VP Sit	VP Vty
	Conserv,	Sm Cap Val,	Divd Gro,	Estb Val,	Wanger
Year ended Dec. 31, 2012 (continued)	Cl 4	Cl 3	Cl 3	Cl 3	Intl

Investment income

Dividend income	$—	$—	$—	$—	$12,631
Variable account expenses	48,844	16,357	1,211	611	14,911

Investment income (loss) — net	(48,844)	(16,357)	(1,211)	(611)	(2,280)

Realized and unrealized gain (loss) on investments — net

Realized gain (loss) on sales of investments:
Proceeds from sales	587,418	360,017	6,807	609	307,494
Cost of investments sold	510,511	318,813	5,976	604	304,564

Net realized gain (loss) on sales of investments	76,907	41,204	831	5	2,930
Distributions from capital gains	—	—	—	—	98,599
Net change in unrealized appreciation or depreciation of investments	210,751	112,848	7,039	5,914	101,507

Net gain (loss) on investments	287,658	154,052	7,870	5,919	203,036

Net increase (decrease) in net assets resulting from operations	$238,814	$137,695	$6,659	$5,308	$200,756

					Wanger
Year ended Dec. 31, 2012 (continued)					USA

Investment income

Dividend income					$2,016
Variable account expenses					9,119

Investment income (loss) — net					(7,103)

Realized and unrealized gain (loss) on investments — net

Realized gain (loss) on sales of investments:
Proceeds from sales					192,186
Cost of investments sold					180,101

Net realized gain (loss) on sales of investments					12,085
Distributions from capital gains					32,111
Net change in unrealized appreciation or depreciation of investments					79,593

Net gain (loss) on investments					123,789

Net increase (decrease) in net assets resulting from operations					$116,686

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  139

Statements of Changes in Net Assets

	AB VPS Bal	AB VPS	AB VPS	AB VPS	AB VPS
	Wealth Strategy,	Global Thematic	Gro & Inc,	Intl Val,	Lg Cap Gro,
Year ended Dec. 31, 2012	Cl B	Gro, Cl B	Cl B	Cl B	Cl B

Operations

Investment income (loss) — net	$1,427	$(1,440)	$(112)	$(410)	$(1,342)
Net realized gain (loss) on sales of investments	1,523	3,347	2,840	(83,815)	8,135
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	21,612	12,926	46,841	224,703	6,075

Net increase (decrease) in net assets resulting from operations	24,562	14,833	49,569	140,478	12,868

Contract transactions

Contract purchase payments	75	—	200	626	—
Net transfers(1)	859	(29,689)	(4,944)	22,572	(1,161)
Contract terminations:
Surrender benefits and contract charges	(10,588)	(5,274)	(41,083)	(175,529)	(25,007)
Death benefits	—	—	—	(3,463)	—

Increase (decrease) from contract transactions	(9,654)	(34,963)	(45,827)	(155,794)	(26,168)

Net assets at beginning of year	208,059	125,706	325,583	1,099,200	85,212

Net assets at end of year	$222,967	$105,576	$329,325	$1,083,884	$71,912

Accumulation unit activity
Units outstanding at beginning of year	196,484	94,731	218,722	1,310,302	60,729
Contract purchase payments	—	—	—	678	—
Net transfers(1)	772	(19,585)	(3,068)	36,693	(458)
Contract terminations:
Surrender benefits and contract charges	(9,309)	(3,888)	(27,939)	(195,468)	(15,366)
Death benefits	—	—	—	(4,232)	—

Units outstanding at end of year	187,947	71,258	187,715	1,147,973	44,905

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

 140  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Statements of Changes in Net Assets

	AC VP	AC VP	AC VP	AC VP	AC VP
	Inc & Gro,	Inflation Prot,	Intl,	Mid Cap Val,	Ultra,
Year ended Dec. 31, 2012 (continued)	Cl I	Cl II	Cl II	Cl II	Cl II

Operations

Investment income (loss) — net	$376	$13,018	$—	$64	$(22,110)
Net realized gain (loss) on sales of investments	295	49,085	1	3,843	38,749
Distributions from capital gains	—	33,653	—	857	—
Net change in unrealized appreciation or depreciation of investments	5,996	(17,132)	129	(3,233)	181,326

Net increase (decrease) in net assets resulting from operations	6,667	78,624	130	1,531	197,965

Contract transactions

Contract purchase payments	170	778	—	75	970
Net transfers(1)	(2,517)	(32,909)	(5)	(11)	(112,343)
Contract terminations:
Surrender benefits and contract charges	(610)	(261,819)	—	(12,566)	(216,491)
Death benefits	—	(10,317)	—	—	(4,650)

Increase (decrease) from contract transactions	(2,957)	(304,267)	(5)	(12,502)	(332,514)

Net assets at beginning of year	51,999	1,375,484	648	14,845	1,612,188

Net assets at end of year	$55,709	$1,149,841	$773	$3,874	$1,477,639

Accumulation unit activity
Units outstanding at beginning of year	44,781	1,031,323	—	13,669	1,575,414
Contract purchase payments	141	569	—	—	827
Net transfers(1)	(2,043)	(22,895)	—	—	(96,634)
Contract terminations:
Surrender benefits and contract charges	(477)	(188,885)	—	(11,590)	(188,540)
Death benefits	—	(7,567)	—	—	(4,277)

Units outstanding at end of year	42,402	812,545	—	2,079	1,286,790

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  141

Statements of Changes in Net Assets

	AC VP	AC VP	Col VP	Col VP	Col VP
	Val,	Val,	Bal,	Cash Mgmt,	Div Bond,
Year ended Dec. 31, 2012 (continued)	Cl I	Cl II	Cl 3	Cl 3	Cl 3

Operations

Investment income (loss) — net	$259	$227	$(5,583)	$(11,497)	$28,877
Net realized gain (loss) on sales of investments	(201)	(225)	(56)	12	16,750
Distributions from capital gains	—	—	—	—	28,796
Net change in unrealized appreciation or depreciation of investments	6,044	8,093	52,350	(10)	(9,723)

Net increase (decrease) in net assets resulting from operations	6,102	8,095	46,711	(11,495)	64,700

Contract transactions

Contract purchase payments	171	—	127	593	10,586
Net transfers(1)	(1,423)	(11)	(2,217)	7,757	187,451
Contract terminations:
Surrender benefits and contract charges	(1,280)	—	(10,912)	(124,574)	(422,072)
Death benefits	—	—	(4,714)	(9,381)	(8,967)

Increase (decrease) from contract transactions	(2,532)	(11)	(17,716)	(125,605)	(233,002)

Net assets at beginning of year	48,259	62,557	372,682	965,224	1,091,857

Net assets at end of year	$51,829	$70,641	$401,677	$828,124	$923,555

Accumulation unit activity

Units outstanding at beginning of year	28,767	55,777	298,280	910,906	805,140
Contract purchase payments	100	—	97	403	6,879
Net transfers(1)	(815)	—	(1,678)	7,526	149,539
Contract terminations:
Surrender benefits and contract charges	(706)	—	(7,922)	(117,820)	(318,067)
Death benefits	—	—	(3,449)	(8,999)	(6,442)

Units outstanding at end of year	27,346	55,777	285,328	792,016	637,049

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

 142  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Statements of Changes in Net Assets

	Col VP	Col VP	Col VP	Col VP	Col VP
	Divd Opp,	Emer Mkts,	Hi Inc,	Hi Yield Bond,	Inc Opp,
Year ended Dec. 31, 2012 (continued)	Cl 3	Cl 3	Cl 2	Cl 3	Cl 3

Operations

Investment income (loss) — net	$(32,718)	$(9,479)	$18,993	$16,599	$7,962
Net realized gain (loss) on sales of investments	18,585	9,430	(24)	4,981	637
Distributions from capital gains	—	22,119	—	—	3,153
Net change in unrealized appreciation or depreciation of investments	301,436	151,605	25,413	13,933	7,451

Net increase (decrease) in net assets resulting from operations	287,303	173,675	44,382	35,513	19,203

Contract transactions

Contract purchase payments	727	434	121	—	—
Net transfers(1)	(41,310)	(40,132)	(11,900)	(10,309)	3,247
Contract terminations:
Surrender benefits and contract charges	(333,513)	(117,375)	(75,582)	(57,796)	(6,275)
Death benefits	(1,274)	(1,629)	(2,210)	(631)	(850)

Increase (decrease) from contract transactions	(375,370)	(158,702)	(89,571)	(68,736)	(3,878)

Net assets at beginning of year	2,358,767	945,465	361,240	272,699	144,236

Net assets at end of year	$2,270,700	$960,438	$316,051	$239,476	$159,561

Accumulation unit activity

Units outstanding at beginning of year	1,576,967	534,676	274,885	172,013	96,139
Contract purchase payments	551	209	88	—	—
Net transfers(1)	(21,232)	(16,865)	(8,251)	(6,219)	2,280
Contract terminations:
Surrender benefits and contract charges	(182,862)	(56,814)	(53,242)	(35,261)	(3,994)
Death benefits	(570)	(882)	(1,638)	(408)	(529)

Units outstanding at end of year	1,372,854	460,324	211,842	130,125	93,896

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  143

Statements of Changes in Net Assets

	Col VP	Col VP	Col VP	Col VP	Col VP
	Intl Opp,	Lg Cap Gro,	Lg Core Quan,	Marsico Gro,	Marsico Intl Opp,
Year ended Dec. 31, 2012 (continued)	Cl 3	Cl 3	Cl 3	Cl 1	Cl 2

Operations

Investment income (loss) — net	$56	$(194)	$(6,573)	$(285)	$(4)
Net realized gain (loss) on sales of investments	(180)	397	22,265	1,985	10
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	4,345	2,915	49,081	3,103	443

Net increase (decrease) in net assets resulting from operations	4,221	3,118	64,773	4,803	449

Contract transactions

Contract purchase payments	155	—	1,199	100	—
Net transfers(1)	(1,342)	(653)	(151,036)	1,790	(12)
Contract terminations:
Surrender benefits and contract charges	(998)	(1,232)	(48,240)	(1,373)	—
Death benefits	—	—	(10,058)	(851)	—

Increase (decrease) from contract transactions	(2,185)	(1,885)	(208,135)	(334)	(12)

Net assets at beginning of year	27,536	17,083	562,210	44,469	2,764

Net assets at end of year	$29,572	$18,316	$418,848	$48,938	$3,201

Accumulation unit activity

Units outstanding at beginning of year	24,670	11,974	538,090	44,943	2,727
Contract purchase payments	147	—	955	—	—
Net transfers(1)	(1,237)	(425)	(130,642)	1,698	—
Contract terminations:
Surrender benefits and contract charges	(832)	(829)	(42,510)	(1,268)	—
Death benefits	—	—	(9,086)	(779)	—

Units outstanding at end of year	22,748	10,720	356,807	44,594	2,727

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

 144  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Statements of Changes in Net Assets

	Col VP	Col VP	Col VP	Col VP	Col VP
	Mid Cap Gro Opp,	Mid Cap Val Opp,	S&P 500,	Select Lg Cap Val,	US Govt Mtge,
Year ended Dec. 31, 2012 (continued)	Cl 3	Cl 3	Cl 3	Cl 3	Cl 3

Operations

Investment income (loss) — net	$(878)	$(81)	$(13,629)	$—	$(4,348)
Net realized gain (loss) on sales of investments	626	5	28,015	—	3,087
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	6,138	961	121,643	115	3,487

Net increase (decrease) in net assets resulting from operations	5,886	885	136,029	115	2,226

Contract transactions

Contract purchase payments	161	—	1,212	—	1,212
Net transfers(1)	(1,402)	(4)	(13,473)	(6)	10,567
Contract terminations:
Surrender benefits and contract charges	(3,442)	—	(96,480)	—	(104,511)
Death benefits	(206)	—	(13,211)	—	(9,807)

Increase (decrease) from contract transactions	(4,889)	(4)	(121,952)	(6)	(102,539)

Net assets at beginning of year	60,080	5,261	992,184	629	1,010,028

Net assets at end of year	$61,077	$6,142	$1,006,261	$738	$909,715

Accumulation unit activity

Units outstanding at beginning of year	60,678	5,099	649,756	—	938,249
Contract purchase payments	160	—	719	—	1,104
Net transfers(1)	(1,346)	—	(7,886)	—	9,726
Contract terminations:
Surrender benefits and contract charges	(3,132)	—	(56,199)	—	(96,978)
Death benefits	(187)	—	(7,716)	—	(8,959)

Units outstanding at end of year	56,173	5,099	578,674	—	843,142

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  145

Statements of Changes in Net Assets

	Col VP	CS	Drey IP	Drey IP	Drey VIF
	Sm Cap Val,	Commodity	MidCap Stock,	Tech Gro,	Appr,
Year ended Dec. 31, 2012 (continued)	Cl 2	Return	Serv	Serv	Serv

Operations

Investment income (loss) — net	$(397)	$(57)	$(217)	$(4,924)	$223
Net realized gain (loss) on sales of investments	201	(7)	27	32,170	18
Distributions from capital gains	1,820	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	1,904	(69)	3,722	23,551	720

Net increase (decrease) in net assets resulting from operations	3,528	(133)	3,532	50,797	961

Contract transactions

Contract purchase payments	75	—	—	242	—
Net transfers(1)	2,037	(2)	(686)	(14,606)	—
Contract terminations:
Surrender benefits and contract charges	(837)	(4)	(547)	(49,228)	(9)
Death benefits	(417)	—	—	(1,129)	—

Increase (decrease) from contract transactions	858	(6)	(1,233)	(64,721)	(9)

Net assets at beginning of year	36,656	3,642	20,003	350,806	11,128

Net assets at end of year	$41,042	$3,503	$22,302	$336,882	$12,080

Accumulation unit activity

Units outstanding at beginning of year	30,238	3,201	16,633	277,423	7,445
Contract purchase payments	—	—	—	164	—
Net transfers(1)	1,514	—	(511)	(8,369)	—
Contract terminations:
Surrender benefits and contract charges	(649)	(5)	(413)	(34,257)	(8)
Death benefits	(311)	—	—	(834)	—

Units outstanding at end of year	30,792	3,196	15,709	234,127	7,437

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

 146  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Statements of Changes in Net Assets

	Drey VIF	Drey VIF	EV VT	Fid VIP	Fid VIP
	Intl Eq,	Intl Val,	Floating-Rate	Contrafund,	Gro,
Year ended Dec. 31, 2012 (continued)	Serv	Serv	Inc	Serv Cl 2	Serv Cl 2

Operations

Investment income (loss) — net	$(6)	$22	$2,452	$(19,132)	$(5,764)
Net realized gain (loss) on sales of investments	(2)	(7)	1,081	(36,491)	17,465
Distributions from capital gains	—	—	1,120	—	—
Net change in unrealized appreciation or depreciation of investments	234	119	362	1,138,060	52,009

Net increase (decrease) in net assets resulting from operations	226	134	5,015	1,082,437	63,710

Contract transactions

Contract purchase payments	—	—	650	13,248	2,287
Net transfers(1)	(10)	(11)	(962)	(207,861)	(140)
Contract terminations:
Surrender benefits and contract charges	—	—	(17,343)	(1,362,156)	(42,752)
Death benefits	—	—	(2,080)	(132,707)	(25,176)

Increase (decrease) from contract transactions	(10)	(11)	(19,735)	(1,689,476)	(65,781)

Net assets at beginning of year	1,025	1,153	93,275	7,728,308	500,502

Net assets at end of year	$1,241	$1,276	$78,555	$7,121,269	$498,431

Accumulation unit activity

Units outstanding at beginning of year	—	—	64,254	4,737,274	329,988
Contract purchase payments	—	—	—	6,521	1,274
Net transfers(1)	—	—	(857)	(113,755)	(81)
Contract terminations:
Surrender benefits and contract charges	—	—	(15,096)	(712,046)	(24,938)
Death benefits	—	—	(1,808)	(65,648)	(14,261)

Units outstanding at end of year	—	—	46,493	3,852,346	291,982

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  147

Statements of Changes in Net Assets

	Fid VIP	Fid VIP	Fid VIP	FTVIPT Frank	FTVIPT Frank
	Invest Gr,	Mid Cap,	Overseas,	Global Real Est,	Inc Sec,
Year ended Dec. 31, 2012 (continued)	Serv Cl 2	Serv Cl 2	Serv Cl 2	Cl 2	Cl 2

Operations

Investment income (loss) — net	$8,725	$(21,482)	$1,426	$(1,039)	$295
Net realized gain (loss) on sales of investments	19,117	35,314	(22,611)	(7,786)	—
Distributions from capital gains	35,595	175,949	1,530	—	—
Net change in unrealized appreciation or depreciation of investments	(4,995)	85,961	106,682	27,078	332

Net increase (decrease) in net assets resulting from operations	58,442	275,742	87,027	18,253	627

Contract transactions

Contract purchase payments	404	2,606	1,892	—	—
Net transfers(1)	44,413	41,869	(54,992)	(215)	(11)
Contract terminations:
Surrender benefits and contract charges	(253,995)	(223,217)	(76,121)	(12,794)	(115)
Death benefits	(11,595)	(33,577)	(2,487)	—	—

Increase (decrease) from contract transactions	(220,773)	(212,319)	(131,708)	(13,009)	(126)

Net assets at beginning of year	1,400,828	2,133,291	509,137	77,598	5,788

Net assets at end of year	$1,238,497	$2,196,714	$464,456	$82,842	$6,289

Accumulation unit activity

Units outstanding at beginning of year	1,079,815	976,792	319,500	56,294	3,988
Contract purchase payments	301	997	940	—	—
Net transfers(1)	34,382	18,770	(31,005)	(117)	—
Contract terminations:
Surrender benefits and contract charges	(189,434)	(88,589)	(42,124)	(8,427)	(87)
Death benefits	(8,702)	(12,034)	(2,257)	—	—

Units outstanding at end of year	916,362	895,936	245,054	47,750	3,901

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

 148  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Statements of Changes in Net Assets

	FTVIPT Frank	FTVIPT Frank	FTVIPT Frank	FTVIPT Mutual	FTVIPT
	Rising Divd,	Sm Cap Val,	Sm Mid Cap Gro,	Shares Sec,	Temp For Sec,
Year ended Dec. 31, 2012 (continued)	Cl 2	Cl 2	Cl 2	Cl 2	Cl 2

Operations

Investment income (loss) — net	$11	$(2,150)	$(14,570)	$10,514	$8,849
Net realized gain (loss) on sales of investments	3	14,313	8,065	5,306	(830)
Distributions from capital gains	—	—	78,635	—	—
Net change in unrealized appreciation or depreciation of investments	99	54,280	24,536	201,998	81,172

Net increase (decrease) in net assets resulting from operations	113	66,443	96,666	217,818	89,191

Contract transactions

Contract purchase payments	—	—	1,009	4,597	193
Net transfers(1)	(9)	5,618	17,608	(1,633)	(17,703)
Contract terminations:
Surrender benefits and contract charges	—	(85,344)	(20,296)	(562,099)	(70,919)
Death benefits	—	—	—	(4,581)	—

Increase (decrease) from contract transactions	(9)	(79,726)	(1,679)	(563,716)	(88,429)

Net assets at beginning of year	995	425,018	1,027,789	2,010,808	567,845

Net assets at end of year	$1,099	$411,735	$1,122,776	$1,664,910	$568,607

Accumulation unit activity

Units outstanding at beginning of year	—	193,903	554,658	1,323,381	301,556
Contract purchase payments	—	—	426	2,710	91
Net transfers(1)	—	2,498	8,844	(1,009)	(8,171)
Contract terminations:
Surrender benefits and contract charges	—	(36,002)	(13,883)	(350,135)	(34,961)
Death benefits	—	—	—	(2,796)	—

Units outstanding at end of year	—	160,399	550,045	972,151	258,515

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  149

Statements of Changes in Net Assets

	FTVIPT	FTVIPT	GS VIT	GS VIT	Invesco
	Temp Global Bond,	Temp Gro Sec,	Mid Cap Val,	Structd U.S.	VI Core Eq,
Year ended Dec. 31, 2012 (continued)	Cl 2	Cl 2	Inst	Eq, Inst	Ser I

Operations

Investment income (loss) — net	$32,472	$18	$(2,832)	$13	$(1,864)
Net realized gain (loss) on sales of investments	19,715	(1)	2,356	(1)	4,262
Distributions from capital gains	1,035	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	26,692	240	157,915	141	48,731

Net increase (decrease) in net assets resulting from operations	79,914	257	157,439	153	51,129

Contract transactions

Contract purchase payments	303	—	556	—	325
Net transfers(1)	(20,832)	(11)	(95,115)	(12)	(2,212)
Contract terminations:
Surrender benefits and contract charges	(100,444)	—	(127,694)	—	(19,996)
Death benefits	(5,971)	—	(3,351)	—	—

Increase (decrease) from contract transactions	(126,944)	(11)	(225,604)	(12)	(21,883)

Net assets at beginning of year	634,899	1,275	1,004,590	1,108	418,818

Net assets at end of year	$587,869	$1,521	$936,425	$1,249	$448,064

Accumulation unit activity

Units outstanding at beginning of year	385,333	—	799,999	—	330,830
Contract purchase payments	171	—	395	—	251
Net transfers(1)	(11,535)	—	(68,614)	—	(1,706)
Contract terminations:
Surrender benefits and contract charges	(56,000)	—	(90,209)	—	(14,195)
Death benefits	(3,445)	—	(2,499)	—	—

Units outstanding at end of year	314,524	—	639,072	—	315,180

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

 150  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Statements of Changes in Net Assets

	Invesco	Invesco	Invesco	Invesco	Invesco
	VI Core Eq,	VI Global Hlth,	VI Intl Gro,	VI Intl Gro,	VI Mid Cap Core Eq,
Year ended Dec. 31, 2012 (continued)	Ser II	Ser II	Ser I	Ser II	Ser II

Operations

Investment income (loss) — net	$(18)	$(95)	$13	$(7)	$(889)
Net realized gain (loss) on sales of investments	94	4,549	703	355	860
Distributions from capital gains	—	—	—	—	483
Net change in unrealized appreciation or depreciation of investments	973	(2,873)	3,955	5,106	6,563

Net increase (decrease) in net assets resulting from operations	1,049	1,581	4,671	5,454	7,017

Contract transactions

Contract purchase payments	—	100	157	125	141
Net transfers(1)	(6)	(11)	(1,567)	1,863	(25,146)
Contract terminations:
Surrender benefits and contract charges	(695)	(11,722)	(1,184)	(788)	(8,201)
Death benefits	—	—	—	(430)	(1,141)

Increase (decrease) from contract transactions	(701)	(11,633)	(2,594)	770	(34,347)

Net assets at beginning of year	8,913	11,652	35,235	39,922	83,126

Net assets at end of year	$9,261	$1,600	$37,312	$46,146	$55,796

Accumulation unit activity

Units outstanding at beginning of year	7,625	10,671	23,507	46,588	69,100
Contract purchase payments	—	—	106	—	108
Net transfers(1)	—	—	(1,039)	2,024	(19,421)
Contract terminations:
Surrender benefits and contract charges	(625)	(10,671)	(724)	(892)	(6,530)
Death benefits	—	—	—	(469)	(930)

Units outstanding at end of year	7,000	—	21,850	47,251	42,327

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  151

Statements of Changes in Net Assets

	Invesco	Invesco	Invesco	Invesco	Janus Aspen
	VI Am Fran,	VI Comstock,	VI Mid Cap Gro,	VI Val Opp,	Bal,
Period ended Dec. 31, 2012 (continued)	Ser II(2)	Ser II	Ser II(2)	Ser II	Inst

Operations

Investment income (loss) — net	$(22)	$2,230	$(494)	$(1,099)	$8,404
Net realized gain (loss) on sales of investments	(1)	18,689	(47)	(40,932)	2,463
Distributions from capital gains	—	—	19	—	42,736
Net change in unrealized appreciation or depreciation of investments	(35)	440,323	(1,109)	125,658	11,881

Net increase (decrease) in net assets resulting from operations	(58)	461,242	(1,631)	83,627	65,484

Contract transactions

Contract purchase payments	2,550	1,616	1,200	600	126
Net transfers(1)	(5)	(316,335)	63,790	(181,053)	(1,316)
Contract terminations:
Surrender benefits and contract charges	—	(419,654)	(345)	(51,499)	(29,505)
Death benefits	—	(7,933)	—	(5,191)	—

Increase (decrease) from contract transactions	2,545	(742,306)	64,645	(237,143)	(30,695)

Net assets at beginning of year	—	2,871,607	—	588,731	553,937

Net assets at end of year	$2,487	$2,590,543	$63,014	$435,215	$588,726

Accumulation unit activity

Units outstanding at beginning of year	—	2,783,002	—	514,190	273,086
Contract purchase payments	—	1,397	—	414	60
Net transfers(1)	—	(276,335)	63,789	(137,972)	(616)
Contract terminations:
Surrender benefits and contract charges	—	(359,073)	(368)	(41,415)	(13,474)
Death benefits	—	(7,354)	—	(5,727)	—

Units outstanding at end of year	—	2,141,637	63,421	329,490	259,056

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	For the period April 27, 2012 (commencement of operations) to Dec. 31, 2012.

See accompanying notes to financial statements.

 152  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Statements of Changes in Net Assets

	Janus Aspen	Janus Aspen	CB Var	MFS	MFS
	Janus,	Gbl Res,	Sm Cap Gro,	Inv Gro Stock,	New Dis,
Year ended Dec. 31, 2012 (continued)	Serv	Inst	Cl I	Serv Cl	Serv Cl

Operations

Investment income (loss) — net	$(387)	$(739)	$(7)	$(1,451)	$(3,681)
Net realized gain (loss) on sales of investments	932	(1,662)	4	8,784	3,077
Distributions from capital gains	727	—	67	7,856	28,573
Net change in unrealized appreciation or depreciation of investments	5,148	25,802	187	7,880	24,032

Net increase (decrease) in net assets resulting from operations	6,420	23,401	251	23,069	52,001

Contract transactions

Contract purchase payments	100	155	—	—	909
Net transfers(1)	165	(1,232)	(11)	(6)	(1,903)
Contract terminations:
Surrender benefits and contract charges	(1,259)	(2,868)	—	(30,936)	(25,770)
Death benefits	(861)	—	—	—	—

Increase (decrease) from contract transactions	(1,855)	(3,945)	(11)	(30,942)	(26,764)

Net assets at beginning of year	39,064	129,009	1,355	152,416	273,455

Net assets at end of year	$43,629	$148,465	$1,595	$144,543	$298,692

Accumulation unit activity

Units outstanding at beginning of year	42,887	126,749	—	99,200	141,359
Contract purchase payments	—	153	—	—	398
Net transfers(1)	140	(1,185)	—	—	(822)
Contract terminations:
Surrender benefits and contract charges	(1,267)	(2,529)	—	(17,629)	(11,499)
Death benefits	(839)	—	—	—	—

Units outstanding at end of year	40,921	123,188	—	81,571	129,436

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  153

Statements of Changes in Net Assets

	MFS	MFS	MS UIF	MS UIF	MS UIF
	Total Return,	Utilities,	Global Real Est,	Mid Cap Gro,	U.S. Real Est,
Year ended Dec. 31, 2012 (continued)	Serv Cl	Serv Cl	Cl II	Cl II	Cl II

Operations

Investment income (loss) — net	$17,798	$5,927	$(535)	$(18)	$(369)
Net realized gain (loss) on sales of investments	4,764	14,876	82	(1)	375
Distributions from capital gains	—	—	—	203	—
Net change in unrealized appreciation or depreciation of investments	148,868	(6,930)	12,059	(67)	6,784

Net increase (decrease) in net assets resulting from operations	171,430	13,873	11,606	117	6,790

Contract transactions

Contract purchase payments	3,939	125	75	—	—
Net transfers(1)	16,206	(11,228)	(762)	(5)	(2,697)
Contract terminations:
Surrender benefits and contract charges	(552,177)	(41,747)	(115)	—	(5,016)
Death benefits	(4,570)	—	—	—	(955)

Increase (decrease) from contract transactions	(536,602)	(52,850)	(802)	(5)	(8,668)

Net assets at beginning of year	2,020,126	148,437	42,112	1,620	50,879

Net assets at end of year	$1,654,954	$109,460	$52,916	$1,732	$49,001

Accumulation unit activity

Units outstanding at beginning of year	1,421,368	56,331	59,599	—	35,990
Contract purchase payments	2,602	—	—	—	—
Net transfers(1)	10,594	(3,625)	(968)	—	(1,769)
Contract terminations:
Surrender benefits and contract charges	(367,507)	(15,275)	(147)	—	(3,311)
Death benefits	(3,049)	—	—	—	(631)

Units outstanding at end of year	1,064,008	37,431	58,484	—	30,279

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

 154  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Statements of Changes in Net Assets

	Oppen	Oppen	Oppen	Oppen Global	Oppen Global
	Cap Appr	Cap Appr VA,	Global VA,	Strategic Inc	Strategic Inc VA,
Period ended Dec. 31, 2012 (continued)	VA	Serv	Serv	VA(2)	Srv

Operations

Investment income (loss) — net	$(1,284)	$(25,967)	$2,563	$(31)	$137,451
Net realized gain (loss) on sales of investments	537	119,978	4,967	6	58,462
Distributions from capital gains	—	—	—	—	34,832
Net change in unrealized appreciation or depreciation of investments	20,138	252,721	65,259	228	130,886

Net increase (decrease) in net assets resulting from operations	19,391	346,732	72,789	203	361,631

Contract transactions

Contract purchase payments	167	2,386	100	—	4,599
Net transfers(1)	1,637	(168,277)	(31,631)	13,156	37,012
Contract terminations:
Surrender benefits and contract charges	(1,631)	(347,719)	(2,478)	(425)	(515,251)
Death benefits	—	(7,683)	—	—	(70,283)

Increase (decrease) from contract transactions	173	(521,293)	(34,009)	12,731	(543,923)

Net assets at beginning of year	154,761	2,829,007	377,719	—	3,399,575

Net assets at end of year	$174,325	$2,654,446	$416,499	$12,934	$3,217,283

Accumulation unit activity

Units outstanding at beginning of year	116,843	2,156,108	189,982	—	2,286,456
Contract purchase payments	119	1,586	—	—	2,803
Net transfers(1)	1,110	(108,420)	(13,304)	13,158	19,993
Contract terminations:
Surrender benefits and contract charges	(1,108)	(232,152)	(638)	(420)	(333,348)
Death benefits	—	(5,784)	—	—	(43,949)

Units outstanding at end of year	116,964	1,811,338	176,040	12,738	1,931,955

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	For the period Oct. 26, 2012 (commencement of operations) to Dec. 31, 2012.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  155

Statements of Changes in Net Assets

	Oppen Main	PIMCO	Put VT	Put VT	Put VT
	St Sm Cap VA,	VIT All Asset,	Div Inc,	Div Inc,	Global Hlth Care,
Year ended Dec. 31, 2012 (continued)	Serv	Advisor Cl	Cl IA	Cl IB	Cl IB

Operations

Investment income (loss) — net	$(13,354)	$3,617	$2,201	$2,645	$5
Net realized gain (loss) on sales of investments	51,504	(128)	(1,538)	(1,168)	1
Distributions from capital gains	—	—	—	—	62
Net change in unrealized appreciation or depreciation of investments	164,924	9,323	4,079	4,367	78

Net increase (decrease) in net assets resulting from operations	203,074	12,812	4,742	5,844	146

Contract transactions

Contract purchase payments	2,256	—	—	415	—
Net transfers(1)	(59,624)	827	—	(3,815)	(7)
Contract terminations:
Surrender benefits and contract charges	(117,776)	(2,527)	(5,829)	(877)	—
Death benefits	(15,853)	(2,566)	(633)	—	—

Increase (decrease) from contract transactions	(190,997)	(4,266)	(6,462)	(4,277)	(7)

Net assets at beginning of year	1,305,372	99,070	48,439	61,471	675

Net assets at end of year	$1,317,449	$107,616	$46,719	$63,038	$814

Accumulation unit activity

Units outstanding at beginning of year	708,885	85,665	29,631	36,880	—
Contract purchase payments	941	—	—	241	—
Net transfers(1)	(25,169)	660	—	(2,220)	—
Contract terminations:
Surrender benefits and contract charges	(50,910)	(2,071)	(3,339)	(508)	—
Death benefits	(6,865)	(2,006)	(370)	—	—

Units outstanding at end of year	626,882	82,248	25,922	34,393	—

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

 156  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Statements of Changes in Net Assets

	Put VT	Put VT	Put VT	Put VT	Put VT
	Gro & Inc,	Gro & Inc,	Hi Yield,	Hi Yield,	Intl Eq,
Year ended Dec. 31, 2012 (continued)	Cl IA	Cl IB	Cl IA	Cl IB	Cl IB

Operations

Investment income (loss) — net	$348	$568	$4,309	$5,231	$135
Net realized gain (loss) on sales of investments	(3,152)	(3,691)	(2,482)	(1,006)	(175)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	12,197	32,775	7,109	7,110	2,831

Net increase (decrease) in net assets resulting from operations	9,393	29,652	8,936	11,335	2,791

Contract transactions

Contract purchase payments	—	167	—	214	50
Net transfers(1)	—	(926)	—	(2,175)	(10)
Contract terminations:
Surrender benefits and contract charges	(4,549)	(6,564)	(7,333)	(3,735)	(383)
Death benefits	(4,261)	—	(5,142)	—	—

Increase (decrease) from contract transactions	(8,810)	(7,323)	(12,475)	(5,696)	(343)

Net assets at beginning of year	55,440	172,683	64,290	81,028	13,856

Net assets at end of year	$56,023	$195,012	$60,751	$86,667	$16,304

Accumulation unit activity

Units outstanding at beginning of year	45,523	161,807	37,720	44,532	9,122
Contract purchase payments	—	157	—	112	—
Net transfers(1)	—	(918)	—	(1,137)	(3)
Contract terminations:
Surrender benefits and contract charges	(3,305)	(5,770)	(3,880)	(1,869)	(242)
Death benefits	(3,156)	—	(2,769)	—	—

Units outstanding at end of year	39,062	155,276	31,071	41,638	8,877

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  157

Statements of Changes in Net Assets

	Put VT	Put VT	Put VT	Put VT	Put VT
	Multi-Cap Gro,	Multi-Cap Gro,	Research,	Sm Cap Val,	Voyager,
Year ended Dec. 31, 2012 (continued)	Cl IA	Cl IB	Cl IB	Cl IB	Cl IB

Operations

Investment income (loss) — net	$(261)	$(225)	$2	$(666)	$(1,558)
Net realized gain (loss) on sales of investments	(447)	66	2	(849)	(2,741)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	4,806	2,411	88	11,792	21,189

Net increase (decrease) in net assets resulting from operations	4,098	2,252	92	10,277	16,890

Contract transactions

Contract purchase payments	—	—	—	—	158
Net transfers(1)	—	(4)	(3)	(1,139)	(990)
Contract terminations:
Surrender benefits and contract charges	(2,672)	(111)	—	(3,060)	(11,654)
Death benefits	(206)	—	—	—	—

Increase (decrease) from contract transactions	(2,878)	(115)	(3)	(4,199)	(12,486)

Net assets at beginning of year	26,890	15,085	542	66,010	134,286

Net assets at end of year	$28,110	$17,222	$631	$72,088	$138,690

Accumulation unit activity

Units outstanding at beginning of year	23,571	13,498	—	66,811	116,282
Contract purchase payments	—	—	—	—	133
Net transfers(1)	—	—	—	(1,024)	(839)
Contract terminations:
Surrender benefits and contract charges	(2,071)	(93)	—	(2,761)	(8,954)
Death benefits	(158)	—	—	—	—

Units outstanding at end of year	21,342	13,405	—	63,026	106,622

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

 158  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Statements of Changes in Net Assets

			VP BR Gl	VP	VP
	VP Aggr,	VP Aggr,	Infl Prot Sec,	Conserv,	Conserv,
Year ended Dec. 31, 2012 (continued)	Cl 2	Cl 4	Cl 3	Cl 2	Cl 4

Operations

Investment income (loss) — net	$(6,411)	$(123,183)	$6,545	$(8,815)	$(52,874)
Net realized gain (loss) on sales of investments	699	279,937	343	9,009	68,707
Distributions from capital gains	—	—	2,683	—	—
Net change in unrealized appreciation or depreciation of investments	55,906	922,838	(357)	42,737	212,284

Net increase (decrease) in net assets resulting from operations	50,194	1,079,592	9,214	42,931	228,117

Contract transactions

Contract purchase payments	—	—	—	—	—
Net transfers(1)	—	(609,032)	7,405	1,459,525	310,602
Contract terminations:
Surrender benefits and contract charges	(4,986)	(1,007,977)	(17,570)	(1,097,659)	(312,717)
Death benefits	—	—	(3,282)	—	(318,463)

Increase (decrease) from contract transactions	(4,986)	(1,617,009)	(13,447)	361,866	(320,578)

Net assets at beginning of year	415,574	9,441,426	214,853	477,225	4,148,482

Net assets at end of year	$460,782	$8,904,009	$210,620	$882,022	$4,056,021

Accumulation unit activity

Units outstanding at beginning of year	385,600	8,804,073	165,060	448,355	3,907,725
Contract purchase payments	—	—	—	—	—
Net transfers(1)	—	(524,470)	5,938	1,332,571	279,255
Contract terminations:
Surrender benefits and contract charges	(4,206)	(882,773)	(13,469)	(998,221)	(286,972)
Death benefits	—	—	(2,521)	—	(293,305)

Units outstanding at end of year	381,394	7,396,830	155,008	782,705	3,606,703

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  159

Statements of Changes in Net Assets

			VP Mod	VP Mod	VP Mod
	VP Mod,	VP Mod,	Aggr,	Aggr,	Conserv,
Year ended Dec. 31, 2012 (continued)	Cl 2	Cl 4	Cl 2	Cl 4	Cl 2

Operations

Investment income (loss) — net	$(97,734)	$(390,960)	$(71,138)	$(319,343)	$(29,030)
Net realized gain (loss) on sales of investments	26,851	560,870	24,353	422,779	23,253
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	627,261	2,401,264	496,342	2,241,266	142,619

Net increase (decrease) in net assets resulting from operations	556,378	2,571,174	449,557	2,344,702	136,842

Contract transactions

Contract purchase payments	35,046	44,028	20,200	18,120	10
Net transfers(1)	115,679	291,326	(143,127)	(383,744)	27,440
Contract terminations:
Surrender benefits and contract charges	(228,014)	(2,749,898)	(106,730)	(1,899,786)	(78,221)
Death benefits	—	(385,102)	—	(102,594)	—

Increase (decrease) from contract transactions	(77,289)	(2,799,646)	(229,657)	(2,368,004)	(50,771)

Net assets at beginning of year	6,101,114	28,315,288	4,309,434	22,723,993	1,946,482

Net assets at end of year	$6,580,203	$28,086,816	$4,529,334	$22,700,691	$2,032,553

Accumulation unit activity

Units outstanding at beginning of year	5,663,073	26,223,439	4,000,063	21,051,197	1,814,193
Contract purchase payments	31,170	38,315	17,349	15,691	—
Net transfers(1)	97,779	252,086	(120,647)	(329,579)	24,571
Contract terminations:
Surrender benefits and contract charges	(200,515)	(2,392,476)	(92,271)	(1,648,722)	(70,241)
Death benefits	—	(347,679)	—	(92,111)	—

Units outstanding at end of year	5,591,507	23,773,685	3,804,494	18,996,476	1,768,523

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

 160  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Statements of Changes in Net Assets

	VP Mod	VP Ptnrs	VP Sit	VP Vty
	Conserv,	Sm Cap Val,	Divd Gro,	Estb Val,	Wanger
Year ended Dec. 31, 2012 (continued)	Cl 4	Cl 3	Cl 3	Cl 3	Intl

Operations

Investment income (loss) — net	$(48,844)	$(16,357)	$(1,211)	$(611)	$(2,280)
Net realized gain (loss) on sales of investments	76,907	41,204	831	5	2,930
Distributions from capital gains	—	—	—	—	98,599
Net change in unrealized appreciation or depreciation of investments	210,751	112,848	7,039	5,914	101,507

Net increase (decrease) in net assets resulting from operations	238,814	137,695	6,659	5,308	200,756

Contract transactions

Contract purchase payments	8,299	828	10	—	636
Net transfers(1)	148,872	(96,166)	1,622	(6)	(96,994)
Contract terminations:
Surrender benefits and contract charges	(445,327)	(200,568)	(1,296)	—	(157,385)
Death benefits	(92,935)	(4,578)	(839)	—	(3,144)

Increase (decrease) from contract transactions	(381,091)	(300,484)	(503)	(6)	(256,887)

Net assets at beginning of year	3,373,474	1,254,952	74,880	34,973	1,060,685

Net assets at end of year	$3,231,197	$1,092,163	$81,036	$40,275	$1,004,554

Accumulation unit activity

Units outstanding at beginning of year	3,143,804	780,497	91,760	30,183	641,327
Contract purchase payments	7,346	477	—	—	335
Net transfers(1)	132,900	(45,509)	1,772	—	(49,630)
Contract terminations:
Surrender benefits and contract charges	(395,388)	(101,407)	(1,478)	—	(82,798)
Death benefits	(80,533)	(3,319)	(937)	—	(1,815)

Units outstanding at end of year	2,808,129	630,739	91,117	30,183	507,419

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  161

Statement of Changes in Net Assets

Wanger
Year ended Dec. 31, 2012 (continued)	USA

Operations

Investment income (loss) — net	$(7,103)
Net realized gain (loss) on sales of investments	12,085
Distributions from capital gains	32,111
Net change in unrealized appreciation or depreciation of investments	79,593

Net increase (decrease) in net assets resulting from operations	116,686

Contract transactions

Contract purchase payments	374
Net transfers(1)	(56,901)
Contract terminations:
Surrender benefits and contract charges	(102,811)
Death benefits	(2,028)

Increase (decrease) from contract transactions	(161,366)

Net assets at beginning of year	668,445

Net assets at end of year	$623,765

Accumulation unit activity

Units outstanding at beginning of year	546,542
Contract purchase payments	265
Net transfers(1)	(40,597)
Contract terminations:
Surrender benefits and contract charges	(73,866)
Death benefits	(1,530)

Units outstanding at end of year	430,814

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

 162  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Statements of Changes in Net Assets

	AB VPS Bal	AB VPS	AB VPS	AB VPS	AB VPS
	Wealth Strategy,	Global Thematic	Gro & Inc,	Intl Val,	Lg Cap Gro,
Year ended Dec. 31, 2011	Cl B	Gro, Cl B	Cl B	Cl B	Cl B

Operations

Investment income (loss) — net	$2,363	$(1,465)	$(1,333)	$32,424	$(2,517)
Net realized gain (loss) on sales of investments	8,663	1,499	(48,567)	(20,804)	29,127
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(21,248)	(42,520)	72,631	(269,867)	(33,725)

Net increase (decrease) in net assets resulting from operations	(10,222)	(42,486)	22,731	(258,247)	(7,115)

Contract transactions

Contract purchase payments	140	—	75	13,467	125
Net transfers(1)	1,055	433	(4,793)	163,551	(31,876)
Contract terminations:
Surrender benefits and contract charges	(96,911)	(11,967)	(255,374)	(79,249)	(94,640)
Death benefits	(4,658)	—	—	(1,488)	—

Increase (decrease) from contract transactions	(100,374)	(11,534)	(260,092)	96,281	(126,391)

Net assets at beginning of year	318,655	179,726	562,944	1,261,166	218,718

Net assets at end of year	$208,059	$125,706	$325,583	$1,099,200	$85,212

Accumulation unit activity

Units outstanding at beginning of year	289,004	102,388	395,661	1,195,243	148,997
Contract purchase payments	—	—	—	14,703	—
Net transfers(1)	1,008	248	(3,079)	181,110	(23,289)
Contract terminations:
Surrender benefits and contract charges	(89,057)	(7,905)	(173,860)	(79,267)	(64,979)
Death benefits	(4,471)	—	—	(1,487)	—

Units outstanding at end of year	196,484	94,731	218,722	1,310,302	60,729

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  163

Statements of Changes in Net Assets

	AC VP	AC VP	AC VP	AC VP	AC VP
	Inc & Gro,	Inflation Prot,	Intl,	Mid Cap Val,	Ultra,
Year ended Dec. 31, 2011 (continued)	Cl I	Cl II	Cl II	Cl II	Cl II

Operations

Investment income (loss) — net	$77	$40,186	$4	$(4)	$(24,014)
Net realized gain (loss) on sales of investments	174	37,197	1	55	3,547
Distributions from capital gains	—	18,532	—	401	—
Net change in unrealized appreciation or depreciation of investments	908	52,608	(100)	(761)	18,753

Net increase (decrease) in net assets resulting from operations	1,159	148,523	(95)	(309)	(1,714)

Contract transactions

Contract purchase payments	—	10,500	—	—	37,965
Net transfers(1)	(604)	(138,661)	(3)	(11)	(111,631)
Contract terminations:
Surrender benefits and contract charges	(15,352)	(159,802)	—	—	(113,826)
Death benefits	—	(2,026)	—	—	(3,280)

Increase (decrease) from contract transactions	(15,956)	(289,989)	(3)	(11)	(190,772)

Net assets at beginning of year	66,796	1,516,950	746	15,165	1,804,674

Net assets at end of year	$51,999	$1,375,484	$648	$14,845	$1,612,188

Accumulation unit activity

Units outstanding at beginning of year	58,491	1,256,689	—	13,669	1,754,883
Contract purchase payments	—	8,125	—	—	36,556
Net transfers(1)	(523)	(101,240)	—	—	(106,147)
Contract terminations:
Surrender benefits and contract charges	(13,187)	(130,633)	—	—	(106,752)
Death benefits	—	(1,618)	—	—	(3,126)

Units outstanding at end of year	44,781	1,031,323	—	13,669	1,575,414

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

 164  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Statements of Changes in Net Assets

	AC VP	AC VP	Col VP	Col VP	Col VP
	Val,	Val,	Bal,	Cash Mgmt,	Div Bond,
Year ended Dec. 31, 2011 (continued)	Cl I	Cl II	Cl 3	Cl 3	Cl 3

Operations

Investment income (loss) — net	$299	$276	$(5,573)	$(15,224)	$45,282
Net realized gain (loss) on sales of investments	(2,421)	(295)	(4,561)	76	31,416
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	2,087	(336)	14,146	(72)	(7,854)

Net increase (decrease) in net assets resulting from operations	(35)	(355)	4,012	(15,220)	68,844

Contract transactions

Contract purchase payments	—	60	—	2,310	10,016
Net transfers(1)	(422)	(10)	(860)	1,173,199	(247,269)
Contract terminations:
Surrender benefits and contract charges	(20,746)	—	(37,231)	(1,246,785)	(242,077)
Death benefits	—	—	—	—	(77,810)

Increase (decrease) from contract transactions	(21,168)	50	(38,091)	(71,276)	(557,140)

Net assets at beginning of year	69,462	62,862	406,761	1,051,720	1,580,153

Net assets at end of year	$48,259	$62,557	$372,682	$965,224	$1,091,857

Accumulation unit activity

Units outstanding at beginning of year	41,243	55,777	328,701	982,996	1,239,354
Contract purchase payments	—	—	—	—	6,924
Net transfers(1)	(254)	—	(691)	1,121,509	(194,493)
Contract terminations:
Surrender benefits and contract charges	(12,222)	—	(29,730)	(1,193,599)	(186,503)
Death benefits	—	—	—	—	(60,142)

Units outstanding at end of year	28,767	55,777	298,280	910,906	805,140

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  165

Statements of Changes in Net Assets

	Col VP	Col VP	Col VP	Col VP	Col VP
	Divd Opp,	Emer Mkts,	Hi Inc,	Hi Yield Bond,	Inc Opp,
Year ended Dec. 31, 2011 (continued)	Cl 3	Cl 3	Cl 2	Cl 3	Cl 3

Operations

Investment income (loss) — net	$(33,896)	$(2,180)	$22,463	$19,475	$11,542
Net realized gain (loss) on sales of investments	1,781	13,835	(1,369)	944	1,031
Distributions from capital gains	—	15,488	—	—	4,087
Net change in unrealized appreciation or depreciation of investments	(112,543)	(272,284)	(2,719)	(9,218)	(9,527)

Net increase (decrease) in net assets resulting from operations	(144,658)	(245,141)	18,375	11,201	7,133

Contract transactions

Contract purchase payments	26,799	23,561	1,373	36,108	—
Net transfers(1)	(95,268)	129,400	(11,490)	(7,367)	(12,653)
Contract terminations:
Surrender benefits and contract charges	(171,311)	(59,540)	(23,350)	(16,888)	(5,548)
Death benefits	(5,943)	(1,207)	—	—	(672)

Increase (decrease) from contract transactions	(245,723)	92,214	(33,467)	11,853	(18,873)

Net assets at beginning of year	2,749,148	1,098,392	376,332	249,645	155,976

Net assets at end of year	$2,358,767	$945,465	$361,240	$272,699	$144,236

Accumulation unit activity

Units outstanding at beginning of year	1,706,374	486,369	301,020	163,166	109,422
Contract purchase payments	13,657	10,780	427	25,467	—
Net transfers(1)	(42,624)	64,958	(9,035)	(5,073)	(8,922)
Contract terminations:
Surrender benefits and contract charges	(97,371)	(26,880)	(17,527)	(11,547)	(3,892)
Death benefits	(3,069)	(551)	—	—	(469)

Units outstanding at end of year	1,576,967	534,676	274,885	172,013	96,139

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

 166  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Statements of Changes in Net Assets

	Col VP	Col VP	Col VP	Col VP	Col VP
	Intl Opp,	Lg Cap Gro,	Lg Core Quan,	Marsico Gro,	Marsico Intl Opp,
Year ended Dec. 31, 2011 (continued)	Cl 3	Cl 3	Cl 3	Cl 1	Cl 2

Operations

Investment income (loss) — net	$(5)	$(212)	$(7,951)	$(556)	$(16)
Net realized gain (loss) on sales of investments	(98)	541	(999)	1,823	(237)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(4,345)	(1,015)	32,107	(3,179)	(297)

Net increase (decrease) in net assets resulting from operations	(4,448)	(686)	23,157	(1,912)	(550)

Contract transactions

Contract purchase payments	90	—	527	1,000	1,200
Net transfers(1)	(463)	(983)	(32,002)	(13,044)	(12)
Contract terminations:
Surrender benefits and contract charges	(436)	(2,995)	(24,152)	(10,329)	(1,211)
Death benefits	—	—	(2,738)	—	—

Increase (decrease) from contract transactions	(809)	(3,978)	(58,365)	(22,373)	(23)

Net assets at beginning of year	32,793	21,747	597,418	68,754	3,337

Net assets at end of year	$27,536	$17,083	$562,210	$44,469	$2,764

Accumulation unit activity

Units outstanding at beginning of year	25,494	14,771	593,919	67,493	2,727
Contract purchase payments	—	—	470	—	—
Net transfers(1)	(415)	(669)	(29,921)	(12,628)	—
Contract terminations:
Surrender benefits and contract charges	(409)	(2,128)	(23,770)	(9,922)	—
Death benefits	—	—	(2,608)	—	—

Units outstanding at end of year	24,670	11,974	538,090	44,943	2,727

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  167

Statements of Changes in Net Assets

	Col VP	Col VP	Col VP	Col VP	Col VP
	Mid Cap Gro Opp,	Mid Cap Val Opp,	S&P 500,	Select Lg Cap Val,	US Govt Mtge,
Year ended Dec. 31, 2011 (continued)	Cl 3	Cl 3	Cl 3	Cl 3	Cl 3

Operations

Investment income (loss) — net	$(974)	$(80)	$(14,549)	$—	$(5,044)
Net realized gain (loss) on sales of investments	176	2	42,698	(1)	4,446
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(11,210)	(491)	(26,040)	(10)	906

Net increase (decrease) in net assets resulting from operations	(12,008)	(569)	2,109	(11)	308

Contract transactions

Contract purchase payments	—	—	23,376	—	72,332
Net transfers(1)	(476)	(8)	(53,704)	(6)	(36,150)
Contract terminations:
Surrender benefits and contract charges	(1,553)	—	(309,354)	—	(183,548)
Death benefits	—	—	—	—	(6,657)

Increase (decrease) from contract transactions	(2,029)	(8)	(339,682)	(6)	(154,023)

Net assets at beginning of year	74,117	5,838	1,329,757	646	1,163,743

Net assets at end of year	$60,080	$5,261	$992,184	$629	$1,010,028

Accumulation unit activity

Units outstanding at beginning of year	62,716	5,099	869,524	—	1,079,891
Contract purchase payments	—	—	19,898	—	67,802
Net transfers(1)	(470)	—	(34,831)	—	(33,317)
Contract terminations:
Surrender benefits and contract charges	(1,568)	—	(204,835)	—	(169,943)
Death benefits	—	—	—	—	(6,184)

Units outstanding at end of year	60,678	5,099	649,756	—	938,249

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

 168  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Statements of Changes in Net Assets

	Col VP	CS	Drey IP	Drey IP	Drey VIF
	Sm Cap Val,	Commodity	MidCap Stock,	Tech Gro,	Appr,
Year ended Dec. 31, 2011 (continued)	Cl 2	Return	Serv	Serv	Serv

Operations

Investment income (loss) — net	$(177)	$37	$(183)	$(5,349)	$13
Net realized gain (loss) on sales of investments	189	—	(1,066)	19,418	7
Distributions from capital gains	4,627	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(7,828)	(631)	1,446	(48,301)	735

Net increase (decrease) in net assets resulting from operations	(3,189)	(594)	197	(34,232)	755

Contract transactions

Contract purchase payments	675	—	75	4,446	—
Net transfers(1)	(8,994)	(12)	(612)	(5,472)	(1)
Contract terminations:
Surrender benefits and contract charges	(6,989)	(4)	(17,956)	(24,857)	(10)
Death benefits	—	—	—	(831)	—

Increase (decrease) from contract transactions	(15,308)	(16)	(18,493)	(26,714)	(11)

Net assets at beginning of year	55,153	4,252	38,299	411,752	10,384

Net assets at end of year	$36,656	$3,642	$20,003	$350,806	$11,128

Accumulation unit activity

Units outstanding at beginning of year	41,653	3,205	32,310	295,448	7,452
Contract purchase payments	—	—	—	3,307	—
Net transfers(1)	(6,234)	—	(446)	(3,009)	—
Contract terminations:
Surrender benefits and contract charges	(5,181)	(4)	(15,231)	(17,722)	(7)
Death benefits	—	—	—	(601)	—

Units outstanding at end of year	30,238	3,201	16,633	277,423	7,445

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  169

Statements of Changes in Net Assets

	Drey VIF	Drey VIF	EV VT	Fid VIP	Fid VIP
	Intl Eq,	Intl Val,	Floating-Rate	Contrafund,	Gro,
Year ended Dec. 31, 2011 (continued)	Serv	Serv	Inc	Serv Cl 2	Serv Cl 2

Operations

Investment income (loss) — net	$14	$14	$2,664	$(49,536)	$(7,120)
Net realized gain (loss) on sales of investments	(5)	(7)	100	(157,492)	15,580
Distributions from capital gains	—	—	—	—	1,943
Net change in unrealized appreciation or depreciation of investments	(199)	(263)	(1,726)	(119,970)	(14,433)

Net increase (decrease) in net assets resulting from operations	(190)	(256)	1,038	(326,998)	(4,030)

Contract transactions

Contract purchase payments	—	90	55	86,079	1,515
Net transfers(1)	(11)	(7)	(2,226)	(367,220)	(3,761)
Contract terminations:
Surrender benefits and contract charges	—	—	(1,441)	(987,643)	(72,761)
Death benefits	—	—	—	(84,292)	—

Increase (decrease) from contract transactions	(11)	83	(3,612)	(1,353,076)	(75,007)

Net assets at beginning of year	1,226	1,326	95,849	9,408,382	579,539

Net assets at end of year	$1,025	$1,153	$93,275	$7,728,308	$500,502

Accumulation unit activity

Units outstanding at beginning of year	—	—	67,616	5,460,867	376,301
Contract purchase payments	—	—	—	49,219	903
Net transfers(1)	—	—	(2,025)	(199,757)	(2,290)
Contract terminations:
Surrender benefits and contract charges	—	—	(1,337)	(528,387)	(44,926)
Death benefits	—	—	—	(44,668)	—

Units outstanding at end of year	—	—	64,254	4,737,274	329,988

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

 170  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Statements of Changes in Net Assets

	Fid VIP	Fid VIP	Fid VIP	FTVIPT Frank	FTVIPT Frank
	Invest Gr,	Mid Cap,	Overseas,	Global Real Est,	Inc Sec,
Year ended Dec. 31, 2011 (continued)	Serv Cl 2	Serv Cl 2	Serv Cl 2	Cl 2	Cl 2

Operations

Investment income (loss) — net	$22,820	$(34,351)	$(941)	$5,405	$246
Net realized gain (loss) on sales of investments	12,883	74,252	(186)	(64,485)	—
Distributions from capital gains	39,437	4,094	1,177	—	—
Net change in unrealized appreciation or depreciation of investments	6,872	(367,156)	(111,475)	53,575	(197)

Net increase (decrease) in net assets resulting from operations	82,012	(323,161)	(111,425)	(5,505)	49

Contract transactions

Contract purchase payments	10,145	62,372	1,701	75	—
Net transfers(1)	(68,068)	7,647	20,763	480	(11)
Contract terminations:
Surrender benefits and contract charges	(99,063)	(639,122)	(54,807)	(91,628)	(6)
Death benefits	—	(19,658)	(1,241)	—	—

Increase (decrease) from contract transactions	(156,986)	(588,761)	(33,584)	(91,073)	(17)

Net assets at beginning of year	1,475,802	3,045,213	654,146	174,176	5,756

Net assets at end of year	$1,400,828	$2,133,291	$509,137	$77,598	$5,788

Accumulation unit activity

Units outstanding at beginning of year	1,202,007	1,184,306	331,134	118,734	3,994
Contract purchase payments	7,949	37,227	811	—	—
Net transfers(1)	(51,107)	5,382	14,087	319	—
Contract terminations:
Surrender benefits and contract charges	(79,034)	(242,870)	(25,948)	(62,759)	(6)
Death benefits	—	(7,253)	(584)	—	—

Units outstanding at end of year	1,079,815	976,792	319,500	56,294	3,988

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  171

Statements of Changes in Net Assets

	FTVIPT Frank	FTVIPT Frank	FTVIPT Frank	FTVIPT Mutual	FTVIPT
	Rising Divd,	Sm Cap Val,	Sm Mid Cap Gro,	Shares Sec,	Temp For Sec,
Year ended Dec. 31, 2011 (continued)	Cl 2	Cl 2	Cl 2	Cl 2	Cl 2

Operations

Investment income (loss) — net	$10	$(2,777)	$(14,509)	$24,540	$2,741
Net realized gain (loss) on sales of investments	1	17,529	10,499	(22,736)	1,837
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	41	(37,607)	(62,433)	(52,693)	(83,368)

Net increase (decrease) in net assets resulting from operations	52	(22,855)	(66,443)	(50,889)	(78,790)

Contract transactions

Contract purchase payments	—	75	3,301	4,407	75
Net transfers(1)	(8)	4,881	14,461	(145,855)	(27,476)
Contract terminations:
Surrender benefits and contract charges	—	(126,964)	(51,965)	(534,276)	(106,717)
Death benefits	—	(9,559)	—	(67,554)	—

Increase (decrease) from contract transactions	(8)	(131,567)	(34,203)	(743,278)	(134,118)

Net assets at beginning of year	951	579,440	1,128,435	2,804,975	780,753

Net assets at end of year	$995	$425,018	$1,027,789	$2,010,808	$567,845

Accumulation unit activity

Units outstanding at beginning of year	—	251,039	571,993	1,803,196	366,366
Contract purchase payments	—	—	1,505	2,696	—
Net transfers(1)	—	2,102	7,598	(97,776)	(14,519)
Contract terminations:
Surrender benefits and contract charges	—	(54,406)	(26,438)	(339,690)	(50,291)
Death benefits	—	(4,832)	—	(45,045)	—

Units outstanding at end of year	—	193,903	554,658	1,323,381	301,556

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

 172  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Statements of Changes in Net Assets

	FTVIPT	FTVIPT	GS VIT	GS VIT	Invesco
	Temp Global Bond,	Temp Gro Sec,	Mid Cap Val,	Structd U.S.	VI Core Eq,
Year ended Dec. 31, 2011 (continued)	Cl 2	Cl 2	Inst	Eq, Inst	Ser I

Operations

Investment income (loss) — net	$29,303	$7	$(6,463)	$12	$(2,112)
Net realized gain (loss) on sales of investments	14,660	(2)	(1,268)	(4)	4,112
Distributions from capital gains	4,486	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(60,008)	(72)	(66,819)	27	(8,134)

Net increase (decrease) in net assets resulting from operations	(11,559)	(67)	(74,550)	35	(6,134)

Contract transactions

Contract purchase payments	4,811	255	9,130	—	—
Net transfers(1)	(11,511)	(10)	(9,119)	(10)	(13,235)
Contract terminations:
Surrender benefits and contract charges	(34,314)	—	(67,805)	—	(31,085)
Death benefits	(1,198)	—	(2,031)	—	—

Increase (decrease) from contract transactions	(42,212)	245	(69,825)	(10)	(44,320)

Net assets at beginning of year	688,670	1,097	1,148,965	1,083	469,272

Net assets at end of year	$634,899	$1,275	$1,004,590	$1,108	$418,818

Accumulation unit activity

Units outstanding at beginning of year	408,819	—	844,995	—	365,309
Contract purchase payments	2,845	—	7,171	—	—
Net transfers(1)	(5,607)	—	(1,028)	—	(10,508)
Contract terminations:
Surrender benefits and contract charges	(20,025)	—	(49,628)	—	(23,971)
Death benefits	(699)	—	(1,511)	—	—

Units outstanding at end of year	385,333	—	799,999	—	330,830

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  173

Statements of Changes in Net Assets

	Invesco	Invesco	Invesco	Invesco	Invesco VI
	VI Core Eq,	VI Global Hlth,	VI Intl Gro,	VI Intl Gro,	Mid Cap Core Eq,
Year ended Dec. 31, 2011 (continued)	Ser II	Ser II	Ser I	Ser II	Ser II

Operations

Investment income (loss) — net	$(27)	$(133)	$66	$(55)	$(1,109)
Net realized gain (loss) on sales of investments	42	39	862	1,334	269
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(127)	389	(4,056)	(5,239)	(5,606)

Net increase (decrease) in net assets resulting from operations	(112)	295	(3,128)	(3,960)	(6,446)

Contract transactions

Contract purchase payments	—	—	—	—	101
Net transfers(1)	(8)	(13)	(555)	(5,057)	2,025
Contract terminations:
Surrender benefits and contract charges	(255)	—	(2,665)	(5,969)	(3,593)
Death benefits	—	—	—	—	(549)

Increase (decrease) from contract transactions	(263)	(13)	(3,220)	(11,026)	(2,016)

Net assets at beginning of year	9,288	11,370	41,583	54,908	91,588

Net assets at end of year	$8,913	$11,652	$35,235	$39,922	$83,126

Accumulation unit activity

Units outstanding at beginning of year	7,851	10,671	25,511	59,265	70,238
Contract purchase payments	—	—	—	—	73
Net transfers(1)	—	—	(366)	(5,373)	1,976
Contract terminations:
Surrender benefits and contract charges	(226)	—	(1,638)	(7,304)	(2,775)
Death benefits	—	—	—	—	(412)

Units outstanding at end of year	7,625	10,671	23,507	46,588	69,100

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

 174  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Statements of Changes in Net Assets

	Invesco	Invesco	Janus Aspen	Janus Aspen	Janus Aspen
	VI Comstock,	VI Val Opp,	Bal,	Janus,	Gbl Res,
Year ended Dec. 31, 2011 (continued)	Ser II	Ser II	Inst	Serv	Inst

Operations

Investment income (loss) — net	$(766)	$(4,724)	$6,708	$(429)	$(1,246)
Net realized gain (loss) on sales of investments	(17,591)	(59,506)	16,000	1,732	(2,719)
Distributions from capital gains	—	—	36,301	—	—
Net change in unrealized appreciation or depreciation of investments	(71,587)	30,512	(57,711)	(4,344)	(19,551)

Net increase (decrease) in net assets resulting from operations	(89,944)	(33,718)	1,298	(3,041)	(23,516)

Contract transactions

Contract purchase payments	31,749	477	—	—	—
Net transfers(1)	(58,320)	31,806	(55,607)	(11,357)	(391)
Contract terminations:
Surrender benefits and contract charges	(201,669)	(160,734)	(115,430)	(8,285)	(6,763)
Death benefits	(4,497)	(2,205)	(28,920)	—	—

Increase (decrease) from contract transactions	(232,737)	(130,656)	(199,957)	(19,642)	(7,154)

Net assets at beginning of year	3,194,288	753,105	752,596	61,747	159,679

Net assets at end of year	$2,871,607	$588,731	$553,937	$39,064	$129,009

Accumulation unit activity

Units outstanding at beginning of year	2,990,146	618,136	371,867	63,922	133,444
Contract purchase payments	30,858	288	—	—	—
Net transfers(1)	(46,978)	25,793	(27,867)	(11,629)	(373)
Contract terminations:
Surrender benefits and contract charges	(186,799)	(128,383)	(57,115)	(9,406)	(6,322)
Death benefits	(4,225)	(1,644)	(13,799)	—	—

Units outstanding at end of year	2,783,002	514,190	273,086	42,887	126,749

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  175

Statements of Changes in Net Assets

	CB Var	MFS	MFS	MFS	MFS
	Sm Cap Gro,	Inv Gro Stock,	New Dis,	Total Return,	Utilities,
Year ended Dec. 31, 2011 (continued)	Cl I	Serv Cl	Serv Cl	Serv Cl	Serv Cl

Operations

Investment income (loss) — net	$(10)	$(2,393)	$(4,780)	$24,988	$2,435
Net realized gain (loss) on sales of investments	1	33,016	13,734	(30,236)	16,662
Distributions from capital gains	23	—	47,087	—	—
Net change in unrealized appreciation or depreciation of investments	(5)	(28,949)	(95,022)	14,640	(10,358)

Net increase (decrease) in net assets resulting from operations	9	1,674	(38,981)	9,392	8,739

Contract transactions

Contract purchase payments	—	150	1,045	4,151	17,905
Net transfers(1)	(13)	(34,902)	(23,971)	(152,598)	9,694
Contract terminations:
Surrender benefits and contract charges	—	(112,393)	(72,000)	(441,175)	(57,072)
Death benefits	—	—	—	(82,698)	(11,247)

Increase (decrease) from contract transactions	(13)	(147,145)	(94,926)	(672,320)	(40,720)

Net assets at beginning of year	1,359	297,887	407,362	2,683,054	180,418

Net assets at end of year	$1,355	$152,416	$273,455	$2,020,126	$148,437

Accumulation unit activity

Units outstanding at beginning of year	—	193,878	185,710	1,891,137	66,007
Contract purchase payments	—	—	456	2,837	10,144
Net transfers(1)	—	(21,774)	(9,755)	(108,258)	3,310
Contract terminations:
Surrender benefits and contract charges	—	(72,904)	(35,052)	(305,688)	(19,456)
Death benefits	—	—	—	(58,660)	(3,674)

Units outstanding at end of year	—	99,200	141,359	1,421,368	56,331

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

 176  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Statements of Changes in Net Assets

	MS UIF	MS UIF	MS UIF	Oppen	Oppen
	Global Real Est,	Mid Cap Gro,	U.S. Real Est,	Cap Appr	Cap Appr VA,
Year ended Dec. 31, 2011 (continued)	Cl II	Cl II	Cl II	VA	Serv

Operations

Investment income (loss) — net	$818	$(15)	$(403)	$(1,831)	$(38,589)
Net realized gain (loss) on sales of investments	54	2	119	532	59,824
Distributions from capital gains	—	1	—	—	—
Net change in unrealized appreciation or depreciation of investments	(6,484)	(131)	2,722	(3,031)	(101,891)

Net increase (decrease) in net assets resulting from operations	(5,612)	(143)	2,438	(4,330)	(80,656)

Contract transactions

Contract purchase payments	35,560	—	—	—	35,775
Net transfers(1)	(2,161)	(12)	(543)	(10,954)	(80,926)
Contract terminations:
Surrender benefits and contract charges	(1,939)	—	(2,213)	(10,752)	(358,136)
Death benefits	—	—	—	—	(29,515)

Increase (decrease) from contract transactions	31,460	(12)	(2,756)	(21,706)	(432,802)

Net assets at beginning of year	16,264	1,775	51,197	180,797	3,342,465

Net assets at end of year	$42,112	$1,620	$50,879	$154,761	$2,829,007

Accumulation unit activity

Units outstanding at beginning of year	19,048	—	37,788	133,059	2,463,059
Contract purchase payments	45,987	—	—	—	29,870
Net transfers(1)	(2,688)	—	(216)	(8,436)	(60,599)
Contract terminations:
Surrender benefits and contract charges	(2,748)	—	(1,582)	(7,780)	(255,833)
Death benefits	—	—	—	—	(20,389)

Units outstanding at end of year	59,599	—	35,990	116,843	2,156,108

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  177

Statements of Changes in Net Assets

	Oppen	Oppen Global	Oppen	PIMCO	Put VT
	Global VA,	Strategic Inc	Main St Sm Cap	VIT All Asset,	Div Inc,
Year ended Dec. 31, 2011 (continued)	Serv	VA, Srv	VA, Serv	Advisor Cl	Cl IA

Operations

Investment income (loss) — net	$(1,185)	$64,561	$(14,426)	$6,235	$4,562
Net realized gain (loss) on sales of investments	231	87,767	56,322	(113)	(820)
Distributions from capital gains	—	50,549	—	—	—
Net change in unrealized appreciation or depreciation of investments	(55,783)	(216,027)	(104,776)	(5,395)	(5,946)

Net increase (decrease) in net assets resulting from operations	(56,737)	(13,150)	(62,880)	727	(2,204)

Contract transactions

Contract purchase payments	2,182	12,736	22,206	—	—
Net transfers(1)	(11,035)	(79,828)	(39,785)	(10,888)	—
Contract terminations:
Surrender benefits and contract charges	(102,959)	(791,555)	(292,875)	(3,471)	(3,597)
Death benefits	—	(1,952)	(7,378)	—	—

Increase (decrease) from contract transactions	(111,812)	(860,599)	(317,832)	(14,359)	(3,597)

Net assets at beginning of year	546,268	4,273,324	1,686,084	112,702	54,240

Net assets at end of year	$377,719	$3,399,575	$1,305,372	$99,070	$48,439

Accumulation unit activity

Units outstanding at beginning of year	247,266	2,832,622	863,296	98,006	31,730
Contract purchase payments	860	8,099	16,288	—	—
Net transfers(1)	(6,549)	(53,561)	(19,908)	(9,340)	—
Contract terminations:
Surrender benefits and contract charges	(51,595)	(499,487)	(147,530)	(3,001)	(2,099)
Death benefits	—	(1,217)	(3,261)	—	—

Units outstanding at end of year	189,982	2,286,456	708,885	85,665	29,631

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

 178  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Statements of Changes in Net Assets

	Put VT	Put VT	Put VT	Put VT	Put VT
	Div Inc,	Global Hlth Care,	Gro & Inc,	Gro & Inc,	Hi Yield,
Year ended Dec. 31, 2011 (continued)	Cl IB	Cl IB	Cl IA	Cl IB	Cl IA

Operations

Investment income (loss) — net	$5,667	$19	$80	$(324)	$4,427
Net realized gain (loss) on sales of investments	(1,054)	1	(4,066)	(11,936)	(1,216)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(7,719)	(33)	239	25	(2,921)

Net increase (decrease) in net assets resulting from operations	(3,106)	(13)	(3,747)	(12,235)	290

Contract transactions

Contract purchase payments	—	—	—	75	—
Net transfers(1)	(3,054)	(4)	—	(245)	—
Contract terminations:
Surrender benefits and contract charges	(1,259)	—	(8,024)	(19,078)	(4,232)
Death benefits	—	—	—	(5,001)	—

Increase (decrease) from contract transactions	(4,313)	(4)	(8,024)	(24,249)	(4,232)

Net assets at beginning of year	68,890	692	67,211	209,167	68,232

Net assets at end of year	$61,471	$675	$55,440	$172,683	$64,290

Accumulation unit activity

Units outstanding at beginning of year	39,466	—	52,005	184,186	40,206
Contract purchase payments	—	—	—	—	—
Net transfers(1)	(1,836)	—	—	(306)	—
Contract terminations:
Surrender benefits and contract charges	(750)	—	(6,482)	(18,717)	(2,486)
Death benefits	—	—	—	(3,356)	—

Units outstanding at end of year	36,880	—	45,523	161,807	37,720

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  179

Statements of Changes in Net Assets

	Put VT	Put VT	Put VT	Put VT	Put VT
	Hi Yield,	Intl Eq,	Multi-Cap Gro,	Multi-Cap Gro,	Research,
Year ended Dec. 31, 2011 (continued)	Cl IB	Cl IB	Cl IA	Cl IB	Cl IB

Operations

Investment income (loss) — net	$5,297	$1,193	$(299)	$(215)	$2
Net realized gain (loss) on sales of investments	(692)	(14,595)	(623)	1,408	(119)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(4,324)	1,438	(966)	(2,091)	(385)

Net increase (decrease) in net assets resulting from operations	281	(11,964)	(1,888)	(898)	(502)

Contract transactions

Contract purchase payments	—	165	—	100	75
Net transfers(1)	(1,575)	60	—	(5)	39
Contract terminations:
Surrender benefits and contract charges	(1,166)	(40,249)	(1,829)	(10,475)	(8,016)
Death benefits	—	(6,001)	—	—	—

Increase (decrease) from contract transactions	(2,741)	(46,025)	(1,829)	(10,380)	(7,902)

Net assets at beginning of year	83,488	71,845	30,607	26,363	8,946

Net assets at end of year	$81,028	$13,856	$26,890	$15,085	$542

Accumulation unit activity

Units outstanding at beginning of year	46,041	40,612	25,166	22,630	5,699
Contract purchase payments	—	—	—	—	—
Net transfers(1)	(874)	43	—	—	25
Contract terminations:
Surrender benefits and contract charges	(635)	(28,187)	(1,595)	(9,132)	(5,724)
Death benefits	—	(3,346)	—	—	—

Units outstanding at end of year	44,532	9,122	23,571	13,498	—

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

 180  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Statements of Changes in Net Assets

	Put VT	Put VT			VP BR Gl
	Sm Cap Val,	Voyager,	VP Aggr,	VP Aggr,	Infl Prot Sec,
Year ended Dec. 31, 2011 (continued)	Cl IB	Cl IB	Cl 2	Cl 4	Cl 3

Operations

Investment income (loss) — net	$(630)	$(2,473)	$(6,399)	$(141,507)	$13,433
Net realized gain (loss) on sales of investments	(2,139)	(7,525)	44,912	265,702	116
Distributions from capital gains	—	—	—	—	2,848
Net change in unrealized appreciation or depreciation of investments	(872)	(26,154)	(53,246)	(560,488)	2,235

Net increase (decrease) in net assets resulting from operations	(3,641)	(36,152)	(14,733)	(436,293)	18,632

Contract transactions

Contract purchase payments	—	—	71,322	—	—
Net transfers(1)	(1,829)	(10,591)	(306,975)	(747,186)	(21,735)
Contract terminations:
Surrender benefits and contract charges	(4,375)	(13,995)	(6,235)	(1,186,991)	(9,063)
Death benefits	(408)	—	—	(21,776)	(926)

Increase (decrease) from contract transactions	(6,612)	(24,586)	(241,888)	(1,955,953)	(31,724)

Net assets at beginning of year	76,263	195,024	672,195	11,833,672	227,945

Net assets at end of year	$66,010	$134,286	$415,574	$9,441,426	$214,853

Accumulation unit activity

Units outstanding at beginning of year	72,459	136,808	598,234	10,578,464	190,753
Contract purchase payments	—	—	61,669	—	—
Net transfers(1)	(1,180)	(8,850)	(268,673)	(642,093)	(17,498)
Contract terminations:
Surrender benefits and contract charges	(4,051)	(11,676)	(5,630)	(1,111,055)	(7,454)
Death benefits	(417)	—	—	(21,243)	(741)

Units outstanding at end of year	66,811	116,282	385,600	8,804,073	165,060

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  181

Statements of Changes in Net Assets

	VP	VP			VP Mod
	Conserv,	Conserv,	VP Mod,	VP Mod,	Aggr,
Year ended Dec. 31, 2011 (continued)	Cl 2	Cl 4	Cl 2	Cl 4	Cl 2

Operations

Investment income (loss) — net	$(6,237)	$(53,078)	$(95,270)	$(401,855)	$(67,616)
Net realized gain (loss) on sales of investments	2,624	41,883	6,515	208,632	5,207
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	12,306	88,670	(11,888)	(115,351)	(82,860)

Net increase (decrease) in net assets resulting from operations	8,693	77,475	(100,643)	(308,574)	(145,269)

Contract transactions

Contract purchase payments	40,000	2,901	486,003	250,503	1,040,994
Net transfers(1)	287,010	596,722	751,461	1,156,132	149,610
Contract terminations:
Surrender benefits and contract charges	(191,475)	(562,049)	(255,388)	(1,533,441)	(87,307)
Death benefits	—	(76,852)	—	(155,835)	—

Increase (decrease) from contract transactions	135,535	(39,278)	982,076	(282,641)	1,103,297

Net assets at beginning of year	332,997	4,110,285	5,219,681	28,906,503	3,351,406

Net assets at end of year	$477,225	$4,148,482	$6,101,114	$28,315,288	$4,309,434

Accumulation unit activity

Units outstanding at beginning of year	319,055	3,944,507	4,783,650	26,509,588	3,015,022
Contract purchase payments	37,966	2,720	439,475	223,230	932,957
Net transfers(1)	271,622	567,049	679,080	1,039,755	131,759
Contract terminations:
Surrender benefits and contract charges	(180,288)	(534,526)	(239,132)	(1,405,929)	(79,675)
Death benefits	—	(72,025)	—	(143,205)	—

Units outstanding at end of year	448,355	3,907,725	5,663,073	26,223,439	4,000,063

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

 182  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Statements of Changes in Net Assets

	VP Mod	VP Mod	VP Mod	VP Ptnrs	VP Sit
	Aggr,	Conserv,	Conserv,	Sm Cap Val,	Divd Gro,
Year ended Dec. 31, 2011 (continued)	Cl 4	Cl 2	Cl 4	Cl 3	Cl 3

Operations

Investment income (loss) — net	$(336,916)	$(28,349)	$(49,035)	$(17,927)	$(1,250)
Net realized gain (loss) on sales of investments	199,863	2,934	92,688	18,965	2,316
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(546,441)	27,391	(18,128)	(69,805)	(5,725)

Net increase (decrease) in net assets resulting from operations	(683,494)	1,976	25,525	(68,767)	(4,659)

Contract transactions

Contract purchase payments	49,227	596,799	—	31,363	35,560
Net transfers(1)	(385,872)	58,641	(812,785)	(638)	(10,728)
Contract terminations:
Surrender benefits and contract charges	(882,099)	(46,335)	(106,402)	(90,705)	(10,237)
Death benefits	—	—	—	(1,897)	—

Increase (decrease) from contract transactions	(1,218,744)	609,105	(919,187)	(61,877)	14,595

Net assets at beginning of year	24,626,231	1,335,401	4,267,136	1,385,596	64,944

Net assets at end of year	$22,723,993	$1,946,482	$3,373,474	$1,254,952	$74,880

Accumulation unit activity

Units outstanding at beginning of year	22,199,565	1,247,143	3,995,422	803,384	75,010
Contract purchase payments	43,506	556,954	—	19,747	41,744
Net transfers(1)	(379,929)	53,927	(753,169)	4,727	(11,984)
Contract terminations:
Surrender benefits and contract charges	(811,945)	(43,831)	(98,449)	(46,526)	(13,010)
Death benefits	—	—	—	(835)	—

Units outstanding at end of year	21,051,197	1,814,193	3,143,804	780,497	91,760

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  183

Statements of Changes in Net Assets

	VP Vty
	Estb Val,	Wanger	Wanger
Year ended Dec. 31, 2011 (continued)	Cl 3	Intl	USA

Operations

Investment income (loss) — net	$(571)	$39,614	$(9,917)
Net realized gain (loss) on sales of investments	(22)	(247)	13,134
Distributions from capital gains	—	28,192	65,157
Net change in unrealized appreciation or depreciation of investments	(3,076)	(253,088)	(92,984)

Net increase (decrease) in net assets resulting from operations	(3,669)	(185,529)	(24,610)

Contract transactions

Contract purchase payments	37,777	12,381	8,071
Net transfers(1)	(8)	75,870	(47,068)
Contract terminations:
Surrender benefits and contract charges	(111)	(79,252)	(53,432)
Death benefits	—	(1,772)	(805)

Increase (decrease) from contract transactions	37,658	7,227	(93,234)

Net assets at beginning of year	984	1,238,987	786,289

Net assets at end of year	$34,973	$1,060,685	$668,445

Accumulation unit activity

Units outstanding at beginning of year	—	631,086	612,445
Contract purchase payments	30,183	6,417	5,559
Net transfers(1)	—	45,567	(31,423)
Contract terminations:
Surrender benefits and contract charges	—	(40,833)	(39,434)
Death benefits	—	(910)	(605)

Units outstanding at end of year	30,183	641,327	546,542

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

 184  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Notes to Financial Statements

1.	ORGANIZATION
RiverSource of New York Variable Annuity Account 2 (the Account) was established under New York law as a segregated asset account of RiverSource Life Insurance Co. of New York (RiverSource Life of NY). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act) and exists in accordance with the rules and regulations of the New York State Department of Financial Services.

The Account is used as a funding vehicle for individual variable annuity contracts issued by RiverSource Life of NY. The following is a list of each variable annuity product funded through the Account.

RiverSource® Endeavor Select Variable Annuity (Endeavor Select)
RiverSource® FlexChoice Select Variable Annuity (FlexChoice Select)
RiverSource® Innovations Select Variable Annuity (Innovations Select)
RiverSource® Innovations Variable Annuity (Innovations)*
RiverSource® Personal Portfolio Variable Annuity (Personal Portfolio)*
RiverSource® Personal Portfolio Plus2 Variable Annuity (Personal Portfolio Plus2)*

*	New contracts are no longer being issued for this product. As a result, an annual contract prospectus and statement of additional information are no longer distributed. An annual report for this product is distributed to all current contract holders.

The Account is comprised of various divisions. Each division invests exclusively in shares of the following funds or portfolios (collectively, the Funds), which are registered under the 1940 Act as open-end management investment companies. The name of each Fund and the corresponding division name are provided below. Each division is comprised of subaccounts. Individual variable annuity accounts invest in subaccounts.

Division	Fund

AB VPS Bal Wealth Strategy, Cl B	AllianceBernstein VPS Balanced Wealth Strategy Portfolio (Class B)
AB VPS Global Thematic Gro, Cl B	AllianceBernstein VPS Global Thematic Growth Portfolio (Class B)
AB VPS Gro & Inc, Cl B	AllianceBernstein VPS Growth and Income Portfolio (Class B)
AB VPS Intl Val, Cl B	AllianceBernstein VPS International Value Portfolio (Class B)
AB VPS Lg Cap Gro, Cl B	AllianceBernstein VPS Large Cap Growth Portfolio (Class B)
AC VP Inc & Gro, Cl I	American Century VP Income & Growth, Class I
AC VP Inflation Prot, Cl II	American Century VP Inflation Protection, Class II
AC VP Intl, Cl II	American Century VP International, Class II
AC VP Mid Cap Val, Cl II	American Century VP Mid Cap Value, Class II
AC VP Ultra, Cl II	American Century VP Ultra®, Class II
AC VP Val, Cl I	American Century VP Value, Class I
AC VP Val, Cl II	American Century VP Value, Class II
Col VP Bal, Cl 3	Columbia Variable Portfolio – Balanced Fund (Class 3)
Col VP Cash Mgmt, Cl 3	Columbia Variable Portfolio – Cash Management Fund (Class 3)
Col VP Div Bond, Cl 3	Columbia Variable Portfolio – Diversified Bond Fund (Class 3)
Col VP Divd Opp, Cl 3	Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3) (previously Columbia Variable Portfolio – Diversifed Equity Income Fund (Class 3))
Col VP Emer Mkts, Cl 3	Columbia Variable Portfolio – Emerging Markets Fund (Class 3) (previously Columbia Variable Portfolio – Emerging Markets Opportunity Fund (Class 3))
Col VP Hi Inc, Cl 2	Columbia Variable Portfolio – High Income Fund (Class 2)(1)
Col VP Hi Yield Bond, Cl 3	Columbia Variable Portfolio – High Yield Bond Fund (Class 3)
Col VP Inc Opp, Cl 3	Columbia Variable Portfolio – Income Opportunities Fund (Class 3)
Col VP Intl Opp, Cl 3	Columbia Variable Portfolio – International Opportunity Fund (Class 3)
Col VP Lg Cap Gro, Cl 3	Columbia Variable Portfolio – Large Cap Growth Fund (Class 3)
Col VP Lg Core Quan, Cl 3	Columbia Variable Portfolio – Large Core Quantitative Fund (Class 3) (previously Columbia Variable Portfolio – Dynamic Equity Fund (Class 3))
Col VP Marsico Gro, Cl 1	Columbia Variable Portfolio – Marsico Growth Fund (Class 1)
Col VP Marsico Intl Opp, Cl 2	Columbia Variable Portfolio – Marsico International Opportunities Fund (Class 2)
Col VP Mid Cap Gro Opp, Cl 3	Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Class 3)
Col VP Mid Cap Val Opp, Cl 3	Columbia Variable Portfolio – Mid Cap Value Opportunity Fund (Class 3)
Col VP S&P 500, Cl 3	Columbia Variable Portfolio – S&P 500 Index Fund (Class 3)
Col VP Select Lg Cap Val, Cl 3	Columbia Variable Portfolio – Select Large-Cap Value Fund (Class 3)
Col VP US Govt Mtge, Cl 3	Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3) (previously Columbia Variable Portfolio – Short Duration U.S. Government Fund (Class 3))
Col VP Sm Cap Val, Cl 2	Columbia Variable Portfolio – Small Cap Value Fund (Class 2)
CS Commodity Return	Credit Suisse Trust – Commodity Return Strategy Portfolio
Drey IP MidCap Stock, Serv	Dreyfus Investment Portfolios MidCap Stock Portfolio, Service Shares
Drey IP Tech Gro, Serv	Dreyfus Investment Portfolios Technology Growth Portfolio, Service Shares
Drey VIF Appr, Serv	Dreyfus Variable Investment Fund Appreciation Portfolio, Service Shares
Drey VIF Intl Eq, Serv	Dreyfus Variable Investment Fund International Equity Portfolio, Service Shares
Drey VIF Intl Val, Serv	Dreyfus Variable Investment Fund International Value Portfolio, Service Shares
EV VT Floating-Rate Inc	Eaton Vance VT Floating-Rate Income Fund
Fid VIP Contrafund, Serv Cl 2	Fidelity® VIP Contrafund® Portfolio Service Class 2

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  185

Division	Fund

Fid VIP Gro, Serv Cl 2	Fidelity® VIP Growth Portfolio Service Class 2
Fid VIP Invest Gr, Serv Cl 2	Fidelity® VIP Investment Grade Bond Portfolio Service Class 2
Fid VIP Mid Cap, Serv Cl 2	Fidelity® VIP Mid Cap Portfolio Service Class 2
Fid VIP Overseas, Serv Cl 2	Fidelity® VIP Overseas Portfolio Service Class 2
FTVIPT Frank Global Real Est, Cl 2	FTVIPT Franklin Global Real Estate Securities Fund – Class 2
FTVIPT Frank Inc Sec, Cl 2	FTVIPT Franklin Income Securities Fund – Class 2
FTVIPT Frank Rising Divd, Cl 2	FTVIPT Franklin Rising Dividends Securities Fund – Class 2
FTVIPT Frank Sm Cap Val, Cl 2	FTVIPT Franklin Small Cap Value Securities Fund – Class 2
FTVIPT Frank Sm Mid Cap Gro, Cl 2	FTVIPT Franklin Small-Mid Cap Growth Securities Fund – Class 2
FTVIPT Mutual Shares Sec, Cl 2	FTVIPT Mutual Shares Securities Fund – Class 2
FTVIPT Temp For Sec, Cl 2	FTVIPT Templeton Foreign Securities Fund – Class 2
FTVIPT Temp Global Bond, Cl 2	FTVIPT Templeton Global Bond Securities Fund – Class 2
FTVIPT Temp Gro Sec, Cl 2	FTVIPT Templeton Growth Securities Fund – Class 2
GS VIT Mid Cap Val, Inst	Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares
GS VIT Structd U.S. Eq, Inst	Goldman Sachs VIT Structured U.S. Equity Fund – Institutional Shares
Invesco VI Core Eq, Ser I	Invesco V.I. Core Equity Fund, Series I Shares
Invesco VI Core Eq, Ser II	Invesco V.I. Core Equity Fund, Series II Shares
Invesco VI Global Hlth, Ser II	Invesco V.I. Global Health Care Fund, Series II Shares
Invesco VI Intl Gro, Ser I	Invesco V.I. International Growth Fund, Series I Shares
Invesco VI Intl Gro, Ser II	Invesco V.I. International Growth Fund, Series II Shares
Invesco VI Mid Cap Core Eq, Ser II	Invesco V.I. Mid Cap Core Equity Fund, Series II Shares
Invesco VI Am Fran, Ser II	Invesco V.I. American Franchise Fund, Series II Shares(2) (previously Invesco Van Kampen V.I. American Franchise Fund, Series II Shares)
Invesco VI Comstock, Ser II	Invesco V.I. Comstock Fund, Series II Shares (previously Invesco Van Kampen V.I. Comstock Fund, Series II Shares)
Invesco VI Mid Cap Gro, Ser II	Invesco V.I. Mid Cap Growth Fund, Series II Shares(3) (previously Invesco Van Kampen V.I. Mid Cap Growth Fund, Series II Shares)
Invesco VI Val Opp, Ser II	Invesco V.I. Value Opportunities Fund, Series II Shares (previously Invesco Van Kampen V.I. Value Opportunities Fund, Series II Shares)
Janus Aspen Bal, Inst	Janus Aspen Series Balanced Portfolio: Institutional Shares
Janus Aspen Janus, Serv	Janus Aspen Series Janus Portfolio: Service Shares
Janus Aspen Gbl Res, Inst	Janus Aspen Series Global Research Portfolio: Institutional Shares (previously Janus Aspen Series Worldwide Portfolio: Institutional Shares)
CB Var Sm Cap Gro, Cl I	ClearBridge Variable Small Cap Growth Portfolio – Class I (previously Legg Mason ClearBridge Variable Small Cap Growth Portfolio – Class I)
MFS Inv Gro Stock, Serv Cl	MFS® Investors Growth Stock Series – Service Class
MFS New Dis, Serv Cl	MFS® New Discovery Series – Service Class
MFS Total Return, Serv Cl	MFS® Total Return Series – Service Class
MFS Utilities, Serv Cl	MFS® Utilities Series – Service Class
MS UIF Global Real Est, Cl II	Morgan Stanley UIF Global Real Estate Portfolio, Class II Shares
MS UIF Mid Cap Gro, Cl II	Morgan Stanley UIF Mid Cap Growth Portfolio, Class II Shares
MS UIF U.S. Real Est, Cl II	Morgan Stanley UIF U.S. Real Estate Portfolio, Class II Shares
Oppen Cap Appr VA	Oppenheimer Capital Appreciation Fund/VA
Oppen Cap Appr VA, Serv	Oppenheimer Capital Appreciation Fund/VA, Service Shares
Oppen Global VA, Serv	Oppenheimer Global Fund/VA, Service Shares (previously Oppenheimer Global Securities Fund/VA, Service Shares)
Oppen Global Strategic Inc VA	Oppenheimer Global Strategic Income Fund/VA(4)
Oppen Global Strategic Inc VA, Srv	Oppenheimer Global Strategic Income Fund/VA, Service Shares(5)
Oppen Main St Sm Cap VA, Serv	Oppenheimer Main Street Small Cap Fund®/VA, Service Shares (previously Oppenheimer Main Street Small- & Mid-Cap Fund®/VA, Service Shares)
PIMCO VIT All Asset, Advisor Cl	PIMCO VIT All Asset Portfolio, Advisor Class
Put VT Div Inc, Cl IA	Putnam VT Diversified Income Fund – Class IA Shares
Put VT Div Inc, Cl IB	Putnam VT Diversified Income Fund – Class IB Shares
Put VT Global Hlth Care, Cl IB	Putnam VT Global Health Care Fund – Class IB Shares
Put VT Gro & Inc, Cl IA	Putnam VT Growth and Income Fund – Class IA Shares
Put VT Gro & Inc, Cl IB	Putnam VT Growth and Income Fund – Class IB Shares
Put VT Hi Yield, Cl IA	Putnam VT High Yield Fund – Class IA Shares
Put VT Hi Yield, Cl IB	Putnam VT High Yield Fund – Class IB Shares
Put VT Intl Eq, Cl IB	Putnam VT International Equity Fund – Class IB Shares
Put VT Multi-Cap Gro, Cl IA	Putnam VT Multi-Cap Growth Fund – Class IA Shares
Put VT Multi-Cap Gro, Cl IB	Putnam VT Multi-Cap Growth Fund – Class IB Shares
Put VT Research, Cl IB	Putnam VT Research Fund – Class IB Shares
Put VT Sm Cap Val, Cl IB	Putnam VT Small Cap Value Fund – Class IB Shares
Put VT Voyager, Cl IB	Putnam VT Voyager Fund – Class IB Shares
VP Aggr, Cl 2	Variable Portfolio – Aggressive Portfolio (Class 2)
VP Aggr, Cl 4	Variable Portfolio – Aggressive Portfolio (Class 4)
VP BR Gl Infl Prot Sec, Cl 3	Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund (Class 3) (previously Columbia Variable Portfolio – Global Inflation Protected Securities Fund (Class 3))
VP Conserv, Cl 2	Variable Portfolio – Conservative Portfolio (Class 2)
VP Conserv, Cl 4	Variable Portfolio – Conservative Portfolio (Class 4)
VP Mod, Cl 2	Variable Portfolio – Moderate Portfolio (Class 2)
VP Mod, Cl 4	Variable Portfolio – Moderate Portfolio (Class 4)
VP Mod Aggr, Cl 2	Variable Portfolio – Moderately Aggressive Portfolio (Class 2)
VP Mod Aggr, Cl 4	Variable Portfolio – Moderately Aggressive Portfolio (Class 4)

 186  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Division	Fund

VP Mod Conserv, Cl 2	Variable Portfolio – Moderately Conservative Portfolio (Class 2)
VP Mod Conserv, Cl 4	Variable Portfolio – Moderately Conservative Portfolio (Class 4)
VP Ptnrs Sm Cap Val, Cl 3	Variable Portfolio – Partners Small Cap Value Fund (Class 3)
VP Sit Divd Gro, Cl 3	Variable Portfolio – Sit Dividend Growth Fund (Class 3) (previously Variable Portfolio – Davis New York Venture Fund (Class 3))
VP Vty Estb Val, Cl 3	Variable Portfolio – Victory Established Value Fund (Class 3) (previously Variable Portfolio – Goldman Sachs Mid Cap Value Fund (Class 3))
Wanger Intl	Wanger International
Wanger USA	Wanger USA

(1)	Columbia Variable Portfolio – High Income Fund (Class 2) is scheduled to be merged into Columbia Variable Portfolio – Income Opportunities Fund (Class 2) on April 29, 2013.

(2)	Invesco V.I. Capital Appreciation Fund, Series II Shares merged into Invesco Van Kampen V.I. Capital Growth Fund, Series II Shares on April 27, 2012. In addition, Invesco Van Kampen V.I. Capital Growth Fund, Series II Shares changed its name to Invesco V.I. American Franchise Fund, Series II Shares.
(3)	Invesco V.I. Capital Development Fund, Series II Shares merged into Invesco V.I. Mid Cap Growth Fund, Series II Shares on April 27, 2012.
(4)	Oppenheimer High Income Fund/VA merged into Oppenheimer Global Strategic Income Fund/VA on October 26, 2012.
(5)	Oppenheimer High Income Fund/VA, Service Shares merged into Oppenheimer Global Strategic Income Fund/VA, Service Shares on October 26, 2012.

The assets of each division of the Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by RiverSource Life of NY.

RiverSource Life of NY serves as issuer of the contracts.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Investments in the Funds
Investment transactions are accounted for on the date the shares are purchased and sold. Realized gains and losses on the sales of investments are computed using the average cost method. Income from dividends and gains from realized capital gain distributions are reinvested in additional shares of the Funds and are recorded as income by the divisions on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the division’s share of the Funds’ undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

The Account categorizes its fair value measurements according to a three-level hierarchy. This hierarchy prioritizes the inputs used by the Account to value investment securities. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

Level 1 – Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2 – Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3 – Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The Funds in the Accounts have been assigned a Level 2 hierarchy, which indicates that the Funds are not considered to be active as there are few daily net asset values released publicly. Investments in shares of the Funds are stated at fair value which is the net asset value per share as determined by the respective Funds. There were no transfers between levels in the period ended Dec. 31, 2012.

Variable Payout
Net assets allocated to contracts in the payout period are periodically compared to a computation which uses the Annuity 2000 Basic Mortality Table and which assumes future mortality improvement. The assumed investment return is 3.5% or 5% based on the annuitant’s election, or as regulated by the laws of the respective states. The mortality risk is fully borne by RiverSource Life of NY and may result in additional amounts being transferred into the variable annuity account by RiverSource Life of NY to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

Federal Income Taxes
RiverSource Life of NY is taxed as a life insurance company. The Account is treated as part of RiverSource Life of NY for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. RiverSource Life of NY will review periodically the status of this

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  187

policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Subsequent Events
Management has evaluated Account related events and transactions that occurred during the period from the date of the Statements of Assets and Liabilities through April 22, 2013. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Account’s financial statements.

Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those estimates.

3.	VARIABLE ACCOUNT EXPENSES
RiverSource Life of NY deducts a daily mortality and expense risk fee and a daily administrative charge equal, on an annual basis, to the following percent of the average daily net assets of each subaccount.

Product	Mortality and expense risk fee	Administrative charge

Endeavor Select	0.90% to 1.55% (depending on the contract and death benefit option selected)	0.15%

FlexChoice Select	1.55% to 1.90% (depending on the contract and death benefit option selected)	0.15%

Innovations	0.85% to 1.50% (depending on the contract and death benefit option selected)	0.15%

Innovations Select	0.85% to 1.65% (depending on the contract and death benefit option selected)	0.15%

Personal Portfolio	1.25%	0.15%

Personal Portfolio Plus[2]	1.25%	0.15%

4.	CONTRACT CHARGES
RiverSource Life of NY deducts a contract administrative charge of $30 to $40 per year on the contract anniversary depending upon the product selected. This charge reimburses RiverSource Life of NY for expenses incurred in establishing and maintaining the annuity records. Certain products may waive this charge based upon the underlying contract value.

Optional riders are available on certain products and if selected, the related fees are deducted annually from the contract value on the contract anniversary. Additional information can be found in the applicable product’s prospectus.

5.	WITHDRAWAL CHARGES
RiverSource Life of NY may use a withdrawal charge to help it recover certain expenses related to the sale of the annuity. When applicable, a withdrawal charge will apply for a maximum number of years, as depicted in the withdrawal charge schedule included in the applicable product’s prospectus. Such charges are not treated as a separate expense of the divisions as they are ultimately deducted from contract withdrawal benefits paid by RiverSource Life of NY. Charges by RiverSource Life of NY for withdrawals are not identified on an individual division basis.

6.	RELATED PARTY TRANSACTIONS
RiverSource Life of NY is a wholly-owned subsidiary of RiverSource Life Insurance Company, which is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial).

The following table reflects fees paid by certain funds to Ameriprise Financial and its affiliates. Additional details about these asset based charges can be found in the respective Fund’s Annual Report.

Fee Agreement:	Fees Paid To:

Investment Management Services Agreement	Columbia Management Investment Advisers, LLC

Administrative Services Agreement	Columbia Management Investment Advisers, LLC

Transfer Agency and Servicing Agreement	Columbia Management Investment Services Corp.

Plan and Agreement of Distribution Pursuant to Rule 12b-1	Columbia Management Investment Distributors, Inc.

 188  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

7.	INVESTMENT TRANSACTIONS
The divisions’ purchases of Funds’ shares, including reinvestment of dividend distributions, for the year ended Dec. 31, 2012 were as follows:

Division	Purchases

AB VPS Bal Wealth Strategy, Cl B	$5,053
AB VPS Global Thematic Gro, Cl B	—
AB VPS Gro & Inc, Cl B	66,947
AB VPS Intl Val, Cl B	134,662
AB VPS Lg Cap Gro, Cl B	824
AC VP Inc & Gro, Cl I	1,325
AC VP Inflation Prot, Cl II	186,606
AC VP Intl, Cl II	5
AC VP Mid Cap Val, Cl II	1,140
AC VP Ultra, Cl II	48,868
AC VP Val, Cl I	1,142
AC VP Val, Cl II	1,204
Col VP Bal, Cl 3	127
Col VP Cash Mgmt, Cl 3	9,879
Col VP Div Bond, Cl 3	298,033
Col VP Divd Opp, Cl 3	35,962
Col VP Emer Mkts, Cl 3	77,335
Col VP Hi Inc, Cl 2	33,730
Col VP Hi Yield Bond, Cl 3	25,345
Col VP Inc Opp, Cl 3	23,434
Col VP Intl Opp, Cl 3	592
Col VP Lg Cap Gro, Cl 3	165
Col VP Lg Core Quan, Cl 3	9,426
Col VP Marsico Gro, Cl 1	7,460
Col VP Marsico Intl Opp, Cl 2	31
Col VP Mid Cap Gro Opp, Cl 3	161
Col VP Mid Cap Val Opp, Cl 3	2
Col VP S&P 500, Cl 3	1,573
Col VP Select Lg Cap Val, Cl 3	1
Col VP US Govt Mtge, Cl 3	23,802
Col VP Sm Cap Val, Cl 2	7,224
CS Commodity Return	—
Drey IP MidCap Stock, Serv	229
Drey IP Tech Gro, Serv	31,056
Drey VIF Appr, Serv	358
Drey VIF Intl Eq, Serv	—
Drey VIF Intl Val, Serv	30
EV VT Floating-Rate Inc	6,413
Fid VIP Contrafund, Serv Cl 2	136,058
Fid VIP Gro, Serv Cl 2	4,139
Fid VIP Invest Gr, Serv Cl 2	187,321
Fid VIP Mid Cap, Serv Cl 2	224,425
Fid VIP Overseas, Serv Cl 2	21,172
FTVIPT Frank Global Real Est, Cl 2	213
FTVIPT Frank Inc Sec, Cl 2	386
FTVIPT Frank Rising Divd, Cl 2	17
FTVIPT Frank Sm Cap Val, Cl 2	12,335
FTVIPT Frank Sm Mid Cap Gro, Cl 2	98,415
FTVIPT Mutual Shares Sec, Cl 2	43,308
FTVIPT Temp For Sec, Cl 2	40,614
FTVIPT Temp Global Bond, Cl 2	70,545
FTVIPT Temp Gro Sec, Cl 2	28
GS VIT Mid Cap Val, Inst	17,747
GS VIT Structd U.S. Eq, Inst	23
Invesco VI Core Eq, Ser I	5,346
Invesco VI Core Eq, Ser II	79
Invesco VI Global Hlth, Ser II	100
Invesco VI Intl Gro, Ser I	680
Invesco VI Intl Gro, Ser II	4,656
Invesco VI Mid Cap Core Eq, Ser II	3,825
Invesco VI Am Fran, Ser II	2,551
Invesco VI Comstock, Ser II	61,332
Invesco VI Mid Cap Gro, Ser II	65,009
Invesco VI Val Opp, Ser II	8,025
Janus Aspen Bal, Inst	59,507
Janus Aspen Janus, Serv	5,885
Janus Aspen Gbl Res, Inst	1,376
CB Var Sm Cap Gro, Cl I	73
MFS Inv Gro Stock, Serv Cl	8,213
MFS New Dis, Serv Cl	29,963
MFS Total Return, Serv Cl	62,185
MFS Utilities, Serv Cl	7,024
MS UIF Global Real Est, Cl II	877
MS UIF Mid Cap Gro, Cl II	204
MS UIF U.S. Real Est, Cl II	1,626
Oppen Cap Appr VA	4,168
Oppen Cap Appr VA, Serv	101,254
Oppen Global VA, Serv	55,789
Oppen Global Strategic Inc VA	13,155
Oppen Global Strategic Inc VA, Srv	377,266
Oppen Main St Sm Cap VA, Serv	11,640
PIMCO VIT All Asset, Advisor Cl	11,463
Put VT Div Inc, Cl IA	2,889
Put VT Div Inc, Cl IB	3,936
Put VT Global Hlth Care, Cl IB	71
Put VT Gro & Inc, Cl IA	1,158
Put VT Gro & Inc, Cl IB	3,634
Put VT Hi Yield, Cl IA	5,226
Put VT Hi Yield, Cl IB	6,641
Put VT Intl Eq, Cl IB	375
Put VT Multi-Cap Gro, Cl IA	146
Put VT Multi-Cap Gro, Cl IB	39
Put VT Research, Cl IB	6
Put VT Sm Cap Val, Cl IB	1,136
Put VT Voyager, Cl IB	1,015
VP Aggr, Cl 2	—
VP Aggr, Cl 4	—
VP BR Gl Infl Prot Sec, Cl 3	31,991
VP Conserv, Cl 2	1,459,525
VP Conserv, Cl 4	330,971
VP Mod, Cl 2	150,502
VP Mod, Cl 4	670,670
VP Mod Aggr, Cl 2	20,202
VP Mod Aggr, Cl 4	86,867
VP Mod Conserv, Cl 2	163,197
VP Mod Conserv, Cl 4	157,496
VP Ptnrs Sm Cap Val, Cl 3	42,183
VP Sit Divd Gro, Cl 3	5,104
VP Vty Estb Val, Cl 3	—
Wanger Intl	148,773
Wanger USA	55,827

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  189

8.	ACCUMULATION UNIT VALUES, UNITS OUTSTANDING AND NET ASSETS
The following is a summary of accumulation unit values at Dec. 31, 2012:

	AB VPS Bal	AB VPS Global	AB VPS	AB VPS	AB VPS
	Wealth Strategy,	Thematic Gro,	Gro & Inc,	Intl Val,	Lg Cap Gro,
Subaccount	Cl B	Cl B	Cl B	Cl B	Cl B

1.00%	$1.19	$1.51	$1.79	$1.07	$1.67
1.05%	1.19	0.91	1.15	0.74	—
1.10%	1.19	1.50	1.77	—	1.66
1.15%	1.19	0.90	1.21	0.96	—
1.20%	1.18	0.90	1.14	0.73	—
1.25%	1.18	1.47	1.74	0.73	1.63
1.30%	1.18	1.47	1.73	0.95	1.63
1.35%	1.18	1.46	1.74	0.95	1.62
1.40%	1.17	1.45	1.73	0.72	1.61
1.45%	—	1.07	1.41	1.06	—
1.50%	1.17	0.89	1.18	0.94	—
1.55%	1.16	1.43	1.69	0.93	1.59
1.65%	1.16	1.42	1.67	—	1.57
1.70%	1.16	0.87	1.16	0.92	—
1.80%	—	0.75	0.89	0.52	—
1.90%	—	0.74	0.88	0.52	—
1.95%	—	1.05	1.39	1.05	—
2.00%	—	0.74	0.88	0.51	—
2.05%	—	1.05	1.39	1.04	—

	AC VP	AC VP	AC VP	AC VP	AC VP
	Inc & Gro,	Inflation Prot,	Intl,	Mid Cap Val,	Ultra,
Subaccount	Cl I	Cl II	Cl II	Cl II	Cl II

1.00%	$—	$—	$—	$1.34	$1.37
1.05%	—	1.43	1.19	1.15	1.22
1.10%	—	—	—	—	—
1.15%	—	1.42	1.42	1.14	1.17
1.20%	—	1.42	1.18	1.14	1.21
1.25%	—	1.41	1.17	1.14	1.21
1.30%	—	1.41	1.41	1.13	1.15
1.35%	—	1.40	1.40	1.13	1.15
1.40%	1.31	1.40	1.16	1.13	1.20
1.45%	—	—	—	1.32	1.36
1.50%	—	1.38	1.38	1.12	1.13
1.55%	—	1.38	1.38	1.12	1.13
1.65%	—	—	—	—	—
1.70%	—	1.36	1.36	1.11	1.12
1.80%	—	—	—	1.12	0.99
1.90%	—	—	—	1.12	0.98
1.95%	—	—	—	1.30	1.34
2.00%	—	—	—	1.11	0.98
2.05%	—	—	—	1.30	1.34

 190  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

	AC VP	AC VP	Col VP	Col VP	Col VP
	Val,	Val,	Bal,	Cash Mgmt,	Div Bond,
Subaccount	Cl I	Cl II	Cl 3	Cl 3	Cl 3

1.00%	$—	$1.31	$—	$1.05	$1.44
1.05%	—	1.18	—	1.03	1.38
1.10%	—	—	—	1.04	1.43
1.15%	—	1.27	—	1.05	1.37
1.20%	—	1.16	—	1.02	1.36
1.25%	—	1.16	—	1.03	1.40
1.30%	—	1.26	—	1.02	1.40
1.35%	—	1.25	—	1.02	1.39
1.40%	1.90	1.15	1.41	1.09	1.59
1.45%	—	1.30	—	0.96	1.13
1.50%	—	1.24	—	1.02	1.33
1.55%	—	1.23	—	1.00	1.37
1.65%	—	—	—	0.99	1.35
1.70%	—	1.22	—	1.00	1.31
1.80%	—	0.94	—	0.94	1.23
1.90%	—	0.94	—	0.94	1.23
1.95%	—	1.28	—	0.95	1.12
2.00%	—	0.94	—	0.93	1.22
2.05%	—	1.28	—	0.95	1.12

	Col VP	Col VP	Col VP	Col VP	Col VP
	Divd Opp,	Emer Mkts,	Hi Inc,	Hi Yield Bond,	Inc Opp,
Subaccount	Cl 3	Cl 3	Cl 2	Cl 3	Cl 3

1.00%	$2.32	$1.14	$1.16	$1.29	$1.28
1.05%	1.10	1.60	1.53	1.64	1.63
1.10%	2.29	—	—	—	—
1.15%	1.35	2.24	1.51	1.73	1.68
1.20%	1.09	1.59	1.51	1.63	1.62
1.25%	2.26	1.58	1.51	1.62	1.61
1.30%	2.25	2.22	1.49	1.71	1.66
1.35%	2.24	2.21	1.49	1.71	1.65
1.40%	2.23	1.56	1.49	1.61	1.59
1.45%	1.27	1.13	1.15	1.28	1.27
1.50%	1.31	2.18	1.47	1.69	1.63
1.55%	2.20	2.17	1.47	1.68	1.62
1.65%	2.17	—	—	—	—
1.70%	1.29	2.15	1.45	1.66	1.60
1.80%	0.84	0.88	1.34	1.43	1.44
1.90%	0.84	0.88	1.34	1.43	1.43
1.95%	1.26	1.11	1.14	1.26	1.25
2.00%	0.83	0.87	1.33	1.42	1.42
2.05%	1.25	1.11	1.13	1.26	1.25

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  191

	Col VP	Col VP	Col VP	Col VP	Col VP
	Intl Opp,	Lg Cap Gro,	Lg Core Quan,	Marsico Gro,	Marsico Intl Opp,
Subaccount	Cl 3	Cl 3	Cl 3	Cl 1	Cl 2

1.00%	$1.21	$1.60	$1.06	$1.33	$1.18
1.05%	1.11	1.12	1.11	1.09	0.86
1.10%	—	1.58	1.05	—	—
1.15%	1.37	1.22	1.19	1.08	0.86
1.20%	1.10	1.11	1.10	1.08	0.85
1.25%	1.10	1.56	1.04	1.08	0.85
1.30%	1.36	1.55	1.18	1.07	0.85
1.35%	1.35	1.55	1.18	1.07	0.85
1.40%	1.24	1.54	1.15	1.07	0.84
1.45%	1.19	1.36	1.40	1.31	1.17
1.50%	1.33	1.18	1.16	1.06	0.84
1.55%	1.33	1.52	1.16	1.06	0.84
1.65%	—	1.50	1.02	—	—
1.70%	1.31	1.16	1.14	1.05	0.83
1.80%	0.81	0.89	0.87	0.94	0.73
1.90%	0.81	0.89	0.87	0.93	0.73
1.95%	1.18	1.35	1.38	1.30	1.15
2.00%	0.80	0.88	0.87	0.93	0.72
2.05%	1.18	1.34	1.38	1.29	1.15

	Col VP	Col VP	Col VP	Col VP	Col VP
	Mid Cap Gro Opp,	Mid Cap Val Opp,	S&P 500,	Select Lg Cap Val,	US Govt Mtge,
Subaccount	Cl 3	Cl 3	Cl 3	Cl 3	Cl 3

1.00%	$—	$1.34	$1.81	$—	$1.11
1.05%	1.20	0.97	1.20	1.16	1.11
1.10%	—	—	1.79	—	1.10
1.15%	1.28	0.97	1.26	1.25	1.11
1.20%	1.19	0.97	1.18	1.15	1.10
1.25%	1.19	0.96	1.77	1.14	1.09
1.30%	1.26	0.96	1.76	1.23	1.08
1.35%	1.26	0.96	1.75	1.23	1.07
1.40%	1.08	0.96	1.74	1.13	1.07
1.45%	—	1.33	1.34	—	1.00
1.50%	1.24	0.95	1.22	1.21	1.08
1.55%	1.24	0.95	1.72	1.21	1.05
1.65%	—	—	1.70	—	1.04
1.70%	1.22	0.94	1.20	1.19	1.06
1.80%	—	0.90	0.94	—	1.01
1.90%	—	0.90	0.93	—	1.00
1.95%	—	1.31	1.32	—	0.99
2.00%	—	0.89	0.93	—	0.99
2.05%	—	1.31	1.32	—	0.99

 192  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

	Col VP	CS	Drey IP	Drey IP	Drey VIF
	Sm Cap Val,	Commodity	MidCap Stock,	Tech Gro,	Appr,
Subaccount	Cl 2	Return	Serv	Serv	Serv

1.00%	$1.29	$1.06	$—	$—	$—
1.05%	1.22	0.83	1.24	1.48	1.37
1.10%	—	—	—	—	—
1.15%	1.40	0.82	1.38	1.46	1.42
1.20%	1.21	0.82	1.23	1.47	1.35
1.25%	1.20	0.82	1.22	1.46	1.35
1.30%	1.38	0.82	1.36	1.44	1.41
1.35%	1.38	0.81	1.36	1.44	1.40
1.40%	1.19	0.81	1.21	1.45	1.34
1.45%	1.28	1.05	—	—	—
1.50%	1.36	0.81	1.34	1.42	1.38
1.55%	1.36	0.80	1.34	1.41	1.38
1.65%	—	—	—	—	—
1.70%	1.34	0.80	1.32	1.40	1.36
1.80%	1.03	0.76	—	—	—
1.90%	1.03	0.75	—	—	—
1.95%	1.26	1.04	—	—	—
2.00%	1.02	0.75	—	—	—
2.05%	1.26	1.04	—	—	—

	Drey VIF	Drey VIF	EV VT	Fid VIP	Fid VIP
	Intl Eq,	Intl Val,	Floating-Rate	Contrafund,	Gro,
Subaccount	Serv	Serv	Inc	Serv Cl 2	Serv Cl 2

1.00%	$1.22	$1.02	$1.13	$2.19	$1.78
1.05%	0.86	0.88	1.18	1.25	1.23
1.10%	—	—	—	2.17	1.76
1.15%	0.85	1.06	1.18	1.47	1.26
1.20%	0.85	0.87	1.17	1.23	1.21
1.25%	0.85	0.87	1.17	2.14	1.73
1.30%	0.85	1.04	1.17	2.13	1.73
1.35%	0.84	1.04	1.16	2.12	1.72
1.40%	0.84	0.86	1.16	2.11	1.71
1.45%	1.21	1.01	1.11	1.32	—
1.50%	0.84	1.03	1.15	1.43	1.23
1.55%	0.83	1.02	1.15	2.08	1.68
1.65%	—	—	—	2.06	1.67
1.70%	0.83	1.01	1.14	1.41	1.21
1.80%	0.77	0.69	1.14	0.94	—
1.90%	0.76	0.69	1.14	0.93	—
1.95%	1.19	1.00	1.10	1.30	—
2.00%	0.76	0.69	1.13	0.93	—
2.05%	1.19	1.00	1.10	1.30	—

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  193

	Fid VIP	Fid VIP	Fid VIP	FTVIPT Frank	FTVIPT Frank
	Invest Gr,	Mid Cap,	Overseas,	Global Real Est,	Inc Sec,
Subaccount	Serv Cl 2	Serv Cl 2	Serv Cl 2	Cl 2	Cl 2

1.00%	$1.12	$2.86	$2.12	$1.76	$1.24
1.05%	1.38	1.31	1.02	—	1.35
1.10%	—	2.83	2.10	1.74	—
1.15%	1.37	1.63	1.25	—	1.45
1.20%	1.37	1.30	1.01	—	1.34
1.25%	1.36	2.79	2.07	1.72	1.34
1.30%	1.35	2.78	2.06	1.71	1.44
1.35%	1.35	2.76	2.05	1.74	1.43
1.40%	1.35	2.75	2.04	1.69	1.32
1.45%	1.11	1.23	1.19	—	1.22
1.50%	1.33	1.59	1.21	—	1.41
1.55%	1.33	2.71	2.01	1.67	1.41
1.65%	—	2.68	1.99	1.69	—
1.70%	1.31	1.56	1.19	—	1.39
1.80%	1.25	0.99	0.73	—	1.10
1.90%	1.25	0.98	0.72	—	1.10
1.95%	1.09	1.21	1.17	—	1.21
2.00%	1.24	0.98	0.72	—	1.09
2.05%	1.09	1.21	1.17	—	1.20

	FTVIPT Frank	FTVIPT Frank	FTVIPT Frank	FTVIPT Mutual	FTVIPT
	Rising Divd,	Sm Cap Val,	Sm Mid Cap Gro,	Shares Sec,	Temp For Sec,
Subaccount	Cl 2	Cl 2	Cl 2	Cl 2	Cl 2

1.00%	$—	$2.63	$2.11	$1.78	$2.24
1.05%	1.26	—	1.28	1.11	—
1.10%	—	2.61	2.09	1.76	2.22
1.15%	1.35	—	1.32	1.28	—
1.20%	1.25	—	1.26	1.10	—
1.25%	1.24	2.57	2.06	1.73	2.19
1.30%	1.34	2.56	2.05	1.72	2.17
1.35%	1.33	2.55	2.04	1.72	2.20
1.40%	1.23	2.53	2.03	1.71	2.15
1.45%	—	—	—	—	—
1.50%	1.31	—	1.28	1.25	—
1.55%	1.31	2.50	2.00	1.68	2.12
1.65%	—	2.47	1.98	1.67	2.14
1.70%	1.29	—	1.26	1.23	—
1.80%	—	—	—	—	—
1.90%	—	—	—	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—

 194  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

	FTVIPT Temp	FTVIPT Temp	GS VIT	GS VIT	Invesco VI
	Global Bond,	Gro Sec,	Mid Cap Val,	Structd U.S. Eq,	Core Eq,
Subaccount	Cl 2	Cl 2	Inst	Inst	Ser I

1.00%	$1.20	$1.27	$1.36	$1.37	$—
1.05%	1.83	1.03	1.28	0.92	—
1.10%	—	—	—	—	—
1.15%	1.90	1.18	1.50	0.91	—
1.20%	1.82	1.02	1.27	0.91	—
1.25%	1.81	1.02	1.26	0.91	—
1.30%	1.88	1.17	1.48	0.90	—
1.35%	1.87	1.16	1.47	0.90	—
1.40%	1.79	1.01	1.25	0.90	1.42
1.45%	1.19	1.26	1.34	1.36	—
1.50%	1.85	1.15	1.46	0.89	—
1.55%	1.84	1.14	1.45	0.89	—
1.65%	—	—	—	—	—
1.70%	1.82	1.13	1.43	0.88	—
1.80%	1.52	0.81	1.02	0.88	—
1.90%	1.51	0.81	1.02	0.88	—
1.95%	1.18	1.24	1.32	1.34	—
2.00%	1.50	0.80	1.01	0.88	—
2.05%	1.17	1.24	1.32	1.34	—

	Invesco VI	Invesco VI	Invesco VI	Invesco VI	Invesco VI
	Core Eq,	Global Hlth,	Intl Gro,	Intl Gro,	Mid Cap Core
Subaccount	Ser II	Ser II	Ser I	Ser II	Eq, Ser II

1.00%	$1.21	$1.37	$—	$1.23	$—
1.05%	—	1.17	—	0.96	1.23
1.10%	1.21	—	—	—	—
1.15%	—	1.16	—	0.95	1.33
1.20%	—	1.16	—	0.95	1.22
1.25%	1.19	1.15	—	0.95	1.21
1.30%	1.19	1.15	—	0.95	1.31
1.35%	1.19	1.15	—	0.94	1.30
1.40%	1.18	1.14	1.71	0.94	1.20
1.45%	—	1.35	—	1.21	—
1.50%	—	1.14	—	0.94	1.29
1.55%	1.17	1.14	—	0.93	1.28
1.65%	1.16	—	—	—	—
1.70%	—	1.13	—	0.93	1.27
1.80%	—	1.11	—	0.86	—
1.90%	—	1.10	—	0.86	—
1.95%	—	1.33	—	1.20	—
2.00%	—	1.10	—	0.85	—
2.05%	—	1.33	—	1.19	—

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  195

	Invesco VI	Invesco VI	Invesco VI	Invesco VI	Janus Aspen
	Am Fran,	Comstock,	Mid Cap Gro,	Val Opp,	Bal,
Subaccount	Ser II	Ser II	Ser II	Ser II	Inst

1.00%	$0.97	$1.35	$0.98	$1.54	$—
1.05%	0.97	1.15	0.98	0.93	—
1.10%	—	—	0.98	1.52	—
1.15%	0.97	1.23	0.98	0.98	—
1.20%	0.97	1.14	0.97	0.92	—
1.25%	0.96	1.13	0.97	1.50	—
1.30%	0.96	1.22	0.97	1.49	—
1.35%	0.96	1.21	0.97	1.49	—
1.40%	0.96	1.12	0.97	1.48	2.27
1.45%	0.96	1.33	0.97	—	—
1.50%	0.96	1.20	0.97	0.95	—
1.55%	0.96	1.19	0.97	1.46	—
1.65%	—	—	0.97	1.44	—
1.70%	0.96	1.18	0.97	0.94	—
1.80%	0.96	0.95	0.97	—	—
1.90%	0.96	0.95	0.97	—	—
1.95%	0.96	1.31	0.97	—	—
2.00%	0.96	0.94	0.97	—	—
2.05%	0.96	1.31	0.97	—	—

	Janus Aspen	Janus Aspen	CB Var	MFS Inv	MFS
	Janus,	Gbl Res,	Sm Cap Gro,	Gro Stock,	New Dis,
Subaccount	Serv	Inst	Cl I	Serv Cl	Serv Cl

1.00%	$1.28	$—	$1.54	$1.79	$2.40
1.05%	1.05	—	1.26	1.31	1.59
1.10%	—	—	—	1.77	2.38
1.15%	1.04	—	1.25	1.35	1.67
1.20%	1.04	—	1.25	1.30	1.57
1.25%	1.04	—	1.24	1.75	2.34
1.30%	1.03	—	1.24	1.74	2.33
1.35%	1.03	—	1.24	1.73	2.32
1.40%	1.03	1.21	1.23	1.72	2.31
1.45%	1.27	—	1.52	—	—
1.50%	1.02	—	1.23	1.31	1.62
1.55%	1.02	—	1.22	1.70	2.27
1.65%	—	—	—	1.68	2.25
1.70%	1.01	—	1.21	1.29	1.60
1.80%	0.95	—	1.16	—	—
1.90%	0.94	—	1.15	—	—
1.95%	1.25	—	1.50	—	—
2.00%	0.94	—	1.14	—	—
2.05%	1.25	—	1.50	—	—

 196  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

	MFS	MFS	MS UIF	MS UIF	MS UIF
	Total Return,	Utilities,	Global Real Est,	Mid Cap Gro,	U.S. Real Est,
Subaccount	Serv Cl	Serv Cl	Cl II	Cl II	Cl II

1.00%	$1.60	$3.49	$1.39	$1.24	$—
1.05%	1.22	1.67	0.91	1.19	1.21
1.10%	1.59	3.45	—	—	—
1.15%	1.26	2.13	0.90	1.19	1.61
1.20%	1.21	1.65	0.90	1.18	1.20
1.25%	1.57	3.40	0.90	1.18	1.19
1.30%	1.56	3.39	0.89	1.18	1.59
1.35%	1.55	3.37	0.89	1.17	1.58
1.40%	1.54	3.35	0.89	1.17	1.18
1.45%	1.20	1.37	1.37	1.23	—
1.50%	1.22	2.07	0.88	1.16	1.56
1.55%	1.52	3.30	0.88	1.16	1.56
1.65%	1.51	3.27	—	—	—
1.70%	1.20	2.04	0.87	1.15	1.54
1.80%	1.01	1.08	0.90	1.01	—
1.90%	1.01	1.07	0.90	1.00	—
1.95%	1.18	1.35	1.35	1.22	—
2.00%	1.00	1.07	0.89	1.00	—
2.05%	1.18	1.35	1.35	1.21	—

	Oppen	Oppen	Oppen	Oppen	Oppen Global
	Cap Appr	Cap Appr VA,	Global VA,	Global Strategic	Strategic Inc VA,
Subaccount	VA	Serv	Serv	Inc VA	Srv

1.00%	$—	$1.64	$2.54	$—	$1.79
1.05%	—	1.12	1.24	—	1.46
1.10%	—	1.62	2.52	—	1.77
1.15%	—	1.15	1.48	—	1.48
1.20%	—	1.11	1.23	—	1.44
1.25%	—	1.60	2.48	—	1.74
1.30%	—	1.59	2.47	—	1.73
1.35%	—	1.58	2.45	—	1.73
1.40%	1.49	1.57	2.44	1.02	1.72
1.45%	—	1.30	1.27	—	1.18
1.50%	—	1.12	1.43	—	1.44
1.55%	—	1.55	2.41	—	1.69
1.65%	—	1.54	2.38	—	1.68
1.70%	—	1.10	1.41	—	1.42
1.80%	—	0.85	0.92	—	1.24
1.90%	—	0.84	0.92	—	1.23
1.95%	—	1.28	1.26	—	1.17
2.00%	—	0.84	0.91	—	1.22
2.05%	—	1.28	1.25	—	1.16

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  197

	Oppen	PIMCO VIT	Put VT	Put VT	Put VT
	Main St Sm Cap	All Asset,	Div Inc,	Div Inc,	Global Hlth Care,
Subaccount	VA, Serv	Advisor Cl	Cl IA	Cl IB	Cl IB

1.00%	$2.49	$1.22	$—	$—	$—
1.05%	1.23	1.33	—	—	1.29
1.10%	2.46	—	—	—	—
1.15%	1.42	1.32	—	—	1.42
1.20%	1.21	1.32	—	—	1.28
1.25%	2.42	1.31	—	—	1.27
1.30%	2.41	1.31	—	—	1.40
1.35%	2.40	1.31	—	—	1.39
1.40%	2.39	1.30	1.80	1.83	1.26
1.45%	1.36	1.21	—	—	—
1.50%	1.38	1.30	—	—	1.38
1.55%	2.35	1.29	—	—	1.37
1.65%	2.33	—	—	—	—
1.70%	1.36	1.28	—	—	1.35
1.80%	1.03	1.25	—	—	—
1.90%	1.03	1.24	—	—	—
1.95%	1.35	1.19	—	—	—
2.00%	1.02	1.23	—	—	—
2.05%	1.35	1.19	—	—	—

	Put VT	Put VT	Put VT	Put VT	Put VT
	Gro & Inc,	Gro & Inc,	Hi Yield,	Hi Yield,	Intl Eq,
Subaccount	Cl IA	Cl IB	Cl IA	Cl IB	Cl IB

1.00%	$—	$1.61	$—	$—	$1.79
1.05%	—	—	—	—	0.96
1.10%	—	1.60	—	—	1.77
1.15%	—	—	—	—	1.16
1.20%	—	—	—	—	0.95
1.25%	—	1.58	—	—	1.75
1.30%	—	1.57	—	—	1.74
1.35%	—	1.56	—	—	1.73
1.40%	1.43	1.21	1.96	2.08	1.72
1.45%	—	—	—	—	—
1.50%	—	—	—	—	1.13
1.55%	—	1.53	—	—	1.70
1.65%	—	1.51	—	—	1.68
1.70%	—	—	—	—	1.11
1.80%	—	—	—	—	—
1.90%	—	—	—	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—

 198  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

	Put VT	Put VT	Put VT	Put VT	Put VT
	Multi-Cap Gro,	Multi-Cap Gro,	Research,	Sm Cap Val,	Voyager,
Subaccount	Cl IA	Cl IB	Cl IB	Cl IB	Cl IB

1.00%	$—	$1.23	$1.70	$—	$—
1.05%	—	1.23	—	1.04	—
1.10%	—	1.22	1.68	—	—
1.15%	—	1.22	—	1.19	—
1.20%	—	1.22	—	1.03	—
1.25%	—	1.22	1.66	1.02	—
1.30%	—	1.22	1.65	1.17	—
1.35%	—	1.22	1.64	1.17	—
1.40%	1.32	1.22	1.64	1.01	1.30
1.45%	—	—	—	—	—
1.50%	—	1.21	—	1.15	—
1.55%	—	1.21	1.61	1.15	—
1.65%	—	1.21	1.60	—	—
1.70%	—	1.21	—	1.13	—
1.80%	—	—	—	—	—
1.90%	—	—	—	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—

			VP BR Gl	VP	VP
	VP Aggr,	VP Aggr,	Infl Prot Sec,	Conserv,	Conserv,
Subaccount	Cl 2	Cl 4	Cl 3	Cl 2	Cl 4

1.00%	$1.26	$1.26	$1.16	$1.14	$1.14
1.05%	1.21	1.21	1.34	1.13	1.13
1.10%	—	—	—	—	—
1.15%	1.21	1.21	1.34	1.13	1.13
1.20%	1.20	1.21	1.33	1.13	1.13
1.25%	1.20	1.20	1.33	1.13	1.13
1.30%	1.20	1.20	1.33	1.12	1.12
1.35%	1.20	1.20	1.32	1.12	1.12
1.40%	1.20	1.20	1.31	1.12	1.12
1.45%	1.25	1.25	1.15	1.13	1.13
1.50%	1.19	1.20	1.31	1.12	1.12
1.55%	1.19	1.20	1.31	1.12	1.12
1.65%	—	—	—	—	—
1.70%	1.19	1.19	1.29	1.11	1.11
1.80%	1.19	1.19	1.22	1.11	1.11
1.90%	1.18	1.18	1.22	1.11	1.11
1.95%	1.23	1.23	1.13	1.11	1.11
2.00%	1.18	1.18	1.21	1.10	1.10
2.05%	1.23	1.23	1.13	1.11	1.11

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  199

	VP	VP	VP	VP	VP
	Mod,	Mod,	Mod Aggr,	Mod Aggr,	Mod Conserv,
Subaccount	Cl 2	Cl 4	Cl 2	Cl 4	Cl 2

1.00%	$1.21	$1.21	$1.23	$1.23	$1.17
1.05%	1.19	1.19	1.20	1.21	1.16
1.10%	—	—	—	—	—
1.15%	1.19	1.19	1.20	1.20	1.16
1.20%	1.18	1.19	1.20	1.20	1.15
1.25%	1.18	1.18	1.20	1.20	1.15
1.30%	1.18	1.18	1.20	1.20	1.15
1.35%	1.18	1.18	1.19	1.20	1.15
1.40%	1.18	1.18	1.19	1.19	1.15
1.45%	1.19	1.20	1.22	1.22	1.16
1.50%	1.18	1.18	1.19	1.19	1.15
1.55%	1.17	1.17	1.19	1.19	1.14
1.65%	—	—	—	—	—
1.70%	1.17	1.17	1.18	1.18	1.14
1.80%	1.17	1.17	1.18	1.18	1.14
1.90%	1.16	1.16	1.18	1.18	1.13
1.95%	1.18	1.18	1.20	1.21	1.14
2.00%	1.16	1.16	1.17	1.17	1.13
2.05%	1.18	1.18	1.20	1.20	1.14

	VP	VP Ptnrs	VP Sit	VP Vty
	Mod Conserv,	Sm Cap Val,	Divd Gro,	Estb Val,	Wanger
Subaccount	Cl 4	Cl 3	Cl 3	Cl 3	Intl

1.00%	$1.17	$2.51	$1.22	$1.32	$1.24
1.05%	1.16	1.27	0.90	1.26	1.42
1.10%	—	2.48	—	—	—
1.15%	1.16	1.46	0.90	1.35	2.03
1.20%	1.16	1.25	0.90	1.25	1.41
1.25%	1.16	2.45	0.89	1.25	1.40
1.30%	1.15	2.43	0.89	1.34	2.00
1.35%	1.15	2.42	0.89	1.33	1.99
1.40%	1.15	2.41	0.89	1.24	1.39
1.45%	1.16	1.30	1.21	1.31	1.23
1.50%	1.15	1.42	0.88	1.32	1.97
1.55%	1.15	2.38	0.88	1.31	1.96
1.65%	—	2.35	—	—	—
1.70%	1.14	1.40	0.87	1.30	1.94
1.80%	1.14	1.07	0.86	1.00	0.94
1.90%	1.14	1.06	0.85	1.00	0.93
1.95%	1.14	1.28	1.19	1.29	1.21
2.00%	1.13	1.06	0.85	0.99	0.93
2.05%	1.14	1.28	1.19	1.29	1.21

 200  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Wanger
Subaccount	USA

1.00%	$1.46
1.05%	1.31
1.10%	—
1.15%	1.47
1.20%	1.30
1.25%	1.29
1.30%	1.45
1.35%	1.45
1.40%	1.28
1.45%	1.45
1.50%	1.43
1.55%	1.42
1.65%	—
1.70%	1.41
1.80%	1.08
1.90%	1.08
1.95%	1.43
2.00%	1.07
2.05%	1.42

The following is a summary of units outstanding at Dec. 31, 2012:

	AB VPS Bal	AB VPS Global	AB VPS	AB VPS	AB VPS
	Wealth Strategy,	Thematic Gro,	Gro & Inc,	Intl Val,	Lg Cap Gro,
Subaccount	Cl B	Cl B	Cl B	Cl B	Cl B

1.00%	2,628	7,017	956	—	1,957
1.05%	—	—	—	4,714	—
1.10%	89,156	35,244	38,697	—	4,761
1.15%	9,979	—	—	232,377	—
1.20%	—	—	—	—	—
1.25%	—	—	—	2,245	—
1.30%	—	—	—	247,891	—
1.35%	83,892	—	141,849	231,932	1,784
1.40%	47	853	6,213	10,217	6,319
1.45%	—	—	—	—	—
1.50%	2,245	—	—	354,790	—
1.55%	—	—	—	18,304	—
1.65%	—	28,144	—	—	30,084
1.70%	—	—	—	45,503	—
1.80%	—	—	—	—	—
1.90%	—	—	—	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—

Total	187,947	71,258	187,715	1,147,973	44,905

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  201

	AC VP	AC VP	AC VP	AC VP	AC VP
	Inc & Gro,	Inflation Prot,	Intl,	Mid Cap Val,	Ultra,
Subaccount	Cl I	Cl II	Cl II	Cl II	Cl II

1.00%	—	—	—	—	—
1.05%	—	—	—	—	—
1.10%	—	—	—	—	—
1.15%	—	171,536	—	—	262,336
1.20%	—	—	—	—	—
1.25%	—	—	—	—	—
1.30%	—	229,205	—	—	232,453
1.35%	—	124,724	—	—	269,506
1.40%	42,402	—	—	—	30,102
1.45%	—	—	—	—	—
1.50%	—	238,833	—	—	392,102
1.55%	—	11,830	—	—	54,920
1.65%	—	—	—	—	—
1.70%	—	36,417	—	—	45,371
1.80%	—	—	—	2,079	—
1.90%	—	—	—	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—

Total	42,402	812,545	—	2,079	1,286,790

	AC VP	AC VP	Col VP	Col VP	Col VP
	Val,	Val,	Bal,	Cash Mgmt,	Div Bond,
Subaccount	Cl I	Cl II	Cl 3	Cl 3	Cl 3

1.00%	—	—	—	6,752	8,465
1.05%	—	—	—	374,384	4,771
1.10%	—	—	—	—	117,432
1.15%	—	—	—	11,535	43,304
1.20%	—	—	—	—	—
1.25%	—	—	—	1,522	99,900
1.30%	—	13,515	—	21,636	24,924
1.35%	—	—	—	70,472	146,959
1.40%	27,346	—	285,328	147,272	148,205
1.45%	—	—	—	—	—
1.50%	—	42,262	—	2,995	36,434
1.55%	—	—	—	1,048	—
1.65%	—	—	—	—	—
1.70%	—	—	—	797	6,655
1.80%	—	—	—	153,603	—
1.90%	—	—	—	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—

Total	27,346	55,777	285,328	792,016	637,049

 202  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

	Col VP	Col VP	Col VP	Col VP Hi	Col VP
	Divd Opp,	Emer Mkts,	Hi Inc,	Yield Bond,	Inc Opp,
Subaccount	Cl 3	Cl 3	Cl 2	Cl 3	Cl 3

1.00%	1,465	—	—	—	—
1.05%	8,156	1,448	—	—	4,100
1.10%	62,506	—	—	—	—
1.15%	310,960	72,785	43,860	23,276	10,922
1.20%	—	69,913	—	2,838	—
1.25%	3,170	1,055	—	—	2,975
1.30%	206,269	83,860	70,838	38,194	12,503
1.35%	195,076	72,879	39,413	11,224	14,834
1.40%	15,618	9,977	—	—	18,285
1.45%	—	—	—	—	—
1.50%	489,581	118,921	45,981	21,201	26,016
1.55%	7,664	12,444	4,551	1,988	—
1.65%	976	—	—	—	—
1.70%	71,413	13,901	7,199	31,404	4,261
1.80%	—	—	—	—	—
1.90%	—	3,141	—	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—

Total	1,372,854	460,324	211,842	130,125	93,896

	Col VP	Col VP	Col VP	Col VP	Col VP
	Intl Opp,	Lg Cap Gro,	Lg Core Quan,	Marsico Gro,	Marsico Intl Opp,
Subaccount	Cl 3	Cl 3	Cl 3	Cl 1	Cl 2

1.00%	—	—	—	—	—
1.05%	—	—	—	8,142	—
1.10%	—	10,720	—	—	—
1.15%	—	—	55,426	2,180	—
1.20%	—	—	—	—	—
1.25%	—	—	—	4,315	—
1.30%	—	—	61,604	15,303	—
1.35%	—	—	79,149	7,395	—
1.40%	22,748	—	85,939	—	—
1.45%	—	—	—	—	—
1.50%	—	—	70,777	—	—
1.55%	—	—	3,912	—	—
1.65%	—	—	—	—	—
1.70%	—	—	—	7,259	—
1.80%	—	—	—	—	2,727
1.90%	—	—	—	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—

Total	22,748	10,720	356,807	44,594	2,727

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  203

	Col VP Mid	Col VP Mid	Col VP	Col VP Select	Col VP
	Cap Gro Opp,	Cap Val Opp,	S&P 500,	Lg Cap Val,	US Govt Mtge,
Subaccount	Cl 3	Cl 3	Cl 3	Cl 3	Cl 3

1.00%	—	—	4,935	—	4,026
1.05%	—	—	—	—	—
1.10%	—	—	121,328	—	125,219
1.15%	—	—	—	—	21,488
1.20%	—	—	—	—	—
1.25%	—	—	25,066	—	75,039
1.30%	—	—	16,771	—	87,337
1.35%	—	—	342,293	—	289,843
1.40%	56,173	—	—	—	16,371
1.45%	—	—	—	—	—
1.50%	—	5,099	—	—	6,062
1.55%	—	—	—	—	1,989
1.65%	—	—	49,384	—	148,683
1.70%	—	—	16,534	—	67,085
1.80%	—	—	2,363	—	—
1.90%	—	—	—	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—

Total	56,173	5,099	578,674	—	843,142

	Col VP	CS	Drey IP	Drey IP	Drey VIF
	Sm Cap Val,	Commodity	MidCap Stock,	Tech Gro,	Appr,
Subaccount	Cl 2	Return	Serv	Serv	Serv

1.00%	—	—	—	—	—
1.05%	5,644	—	—	—	—
1.10%	—	—	—	—	—
1.15%	1,392	—	8,645	48,926	—
1.20%	3,570	—	—	—	—
1.25%	3,325	—	—	—	—
1.30%	8,879	—	—	43,929	—
1.35%	3,820	—	7,064	49,795	7,437
1.40%	—	—	—	7,139	—
1.45%	—	—	—	—	—
1.50%	—	—	—	74,182	—
1.55%	—	—	—	1,679	—
1.65%	—	—	—	—	—
1.70%	4,162	—	—	8,477	—
1.80%	—	—	—	—	—
1.90%	—	3,196	—	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—

Total	30,792	3,196	15,709	234,127	7,437

 204  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

	Drey VIF	Drey VIF	EV VT	Fid VIP	Fid VIP
	Intl Eq,	Intl Val,	Floating-Rate	Contrafund,	Gro,
Subaccount	Serv	Serv	Inc	Serv Cl 2	Serv Cl 2

1.00%	—	—	—	62,636	1,840
1.05%	—	—	1,856	1,776	—
1.10%	—	—	—	714,755	53,971
1.15%	—	—	1,205	541,765	—
1.20%	—	—	3,039	14,279	—
1.25%	—	—	2,701	31,939	18,544
1.30%	—	—	3,713	343,803	4,722
1.35%	—	—	7,606	831,623	53,915
1.40%	—	—	—	85,670	26,278
1.45%	—	—	—	—	—
1.50%	—	—	23,778	943,657	—
1.55%	—	—	—	104,791	—
1.65%	—	—	—	90,320	132,712
1.70%	—	—	2,595	82,891	—
1.80%	—	—	—	2,441	—
1.90%	—	—	—	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—

Total	—	—	46,493	3,852,346	291,982

	Fid VIP	Fid VIP	Fid VIP	FTVIPT Frank	FTVIPT Frank
	Invest Gr,	Mid Cap,	Overseas,	Global Real Est,	Inc Sec,
Subaccount	Serv Cl 2	Serv Cl 2	Serv Cl 2	Cl 2	Cl 2

1.00%	—	19,614	4,181	4,676	—
1.05%	47,746	2,583	—	—	—
1.10%	—	203,420	51,903	11,223	—
1.15%	160,892	67,173	20,916	—	—
1.20%	13,960	3,386	—	—	—
1.25%	2,884	13,918	2,445	549	—
1.30%	254,297	61,248	14,420	5,237	—
1.35%	147,442	161,433	99,420	16,915	—
1.40%	—	27,694	6,115	—	—
1.45%	—	—	—	—	—
1.50%	211,282	120,487	23,806	—	1,123
1.55%	36,959	38,101	3,250	—	—
1.65%	—	129,138	15,930	9,150	—
1.70%	40,900	47,741	—	—	—
1.80%	—	—	2,668	—	—
1.90%	—	—	—	—	2,778
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—

Total	916,362	895,936	245,054	47,750	3,901

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  205

	FTVIPT Frank	FTVIPT Frank	FTVIPT Frank	FTVIPT	FTVIPT
	Rising Divd,	Sm Cap Val,	Sm Mid Cap Gro,	Mutual Shares	Temp For Sec,
Subaccount	Cl 2	Cl 2	Cl 2	Sec, Cl 2	Cl 2

1.00%	—	1,794	12,552	48,909	3,986
1.05%	—	—	—	—	—
1.10%	—	57,707	120,615	262,321	86,740
1.15%	—	—	—	15,198	—
1.20%	—	—	—	—	—
1.25%	—	6,004	15,146	18,828	23,328
1.30%	—	1,757	48,344	70,596	—
1.35%	—	82,073	275,324	248,268	114,601
1.40%	—	1,761	15,845	160,959	811
1.45%	—	—	—	—	—
1.50%	—	—	4,328	7,855	—
1.55%	—	—	—	27,422	—
1.65%	—	9,303	57,891	111,795	29,049
1.70%	—	—	—	—	—
1.80%	—	—	—	—	—
1.90%	—	—	—	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—

Total	—	160,399	550,045	972,151	258,515

	FTVIPT Temp	FTVIPT Temp	GS VIT	GS VIT	Invesco VI
	Global Bond,	Gro Sec,	Mid Cap Val,	Structd U.S.	Core Eq,
Subaccount	Cl 2	Cl 2	Inst	Eq, Inst	Ser I

1.00%	—	—	—	—	—
1.05%	1,818	—	1,764	—	—
1.10%	—	—	—	—	—
1.15%	56,678	—	118,709	—	—
1.20%	2,313	—	—	—	—
1.25%	2,219	—	627	—	—
1.30%	72,711	—	111,334	—	—
1.35%	55,389	—	119,738	—	—
1.40%	18,329	—	18,020	—	315,180
1.45%	—	—	—	—	—
1.50%	89,466	—	234,713	—	—
1.55%	3,359	—	13,921	—	—
1.65%	—	—	—	—	—
1.70%	12,242	—	20,246	—	—
1.80%	—	—	—	—	—
1.90%	—	—	—	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—

Total	314,524	—	639,072	—	315,180

 206  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

	Invesco VI	Invesco VI	Invesco VI	Invesco VI	Invesco VI
	Core Eq,	Global Hlth,	Intl Gro,	Intl Gro,	Mid Cap Core Eq,
Subaccount	Ser II	Ser II	Ser I	Ser II	Ser II

1.00%	—	—	—	—	—
1.05%	—	—	—	7,043	—
1.10%	7,000	—	—	—	—
1.15%	—	—	—	1,011	9,472
1.20%	—	—	—	14,430	—
1.25%	—	—	—	4,219	—
1.30%	—	—	—	10,299	7,571
1.35%	—	—	—	4,019	13,332
1.40%	—	—	21,850	—	—
1.45%	—	—	—	—	—
1.50%	—	—	—	—	11,354
1.55%	—	—	—	—	598
1.65%	—	—	—	—	—
1.70%	—	—	—	6,230	—
1.80%	—	—	—	—	—
1.90%	—	—	—	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—

Total	7,000	—	21,850	47,251	42,327

	Invesco VI	Invesco VI	Invesco VI	Invesco VI	Janus Aspen
	Am Fran,	Comstock,	Mid Cap Gro,	Val Opp,	Bal,
Subaccount	Ser II	Ser II	Ser II	Ser II	Inst

1.00%	—	—	—	2,696	—
1.05%	—	2,956	—	—	—
1.10%	—	—	36,860	78,038	—
1.15%	—	443,321	—	56,501	—
1.20%	—	—	—	—	—
1.25%	—	1,368	—	—	—
1.30%	—	442,975	10,402	28,708	—
1.35%	—	443,449	16,159	76,952	—
1.40%	—	31,992	—	—	259,056
1.45%	—	—	—	—	—
1.50%	—	659,248	—	52,687	—
1.55%	—	29,388	—	1,585	—
1.65%	—	—	—	32,323	—
1.70%	—	84,438	—	—	—
1.80%	—	2,502	—	—	—
1.90%	—	—	—	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—

Total	—	2,141,637	63,421	329,490	259,056

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  207

	Janus Aspen	Janus	CB Var	MFS Inv	MFS
	Janus,	Aspen Gbl Res,	Sm Cap Gro,	Gro Stock,	New Dis,
Subaccount	Serv	Inst	Cl I	Serv Cl	Serv Cl

1.00%	—	—	—	4,605	968
1.05%	7,437	—	—	—	—
1.10%	—	—	—	54,164	51,326
1.15%	2,290	—	—	—	8,795
1.20%	—	—	—	—	—
1.25%	3,794	—	—	—	15,261
1.30%	13,835	—	—	—	—
1.35%	7,123	—	—	22,802	42,402
1.40%	—	123,188	—	—	10,684
1.45%	—	—	—	—	—
1.50%	—	—	—	—	—
1.55%	—	—	—	—	—
1.65%	—	—	—	—	—
1.70%	6,442	—	—	—	—
1.80%	—	—	—	—	—
1.90%	—	—	—	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—

Total	40,921	123,188	—	81,571	129,436

	MFS	MFS	MS UIF	MS UIF	MS UIF
	Total Return,	Utilities,	Global Real Est,	Mid Cap Gro,	U.S. Real Est,
Subaccount	Serv Cl	Serv Cl	Cl II	Cl II	Cl II

1.00%	21,410	—	—	—	—
1.05%	—	—	1,271	—	—
1.10%	265,202	21,031	—	—	—
1.15%	4,676	—	548	—	9,378
1.20%	—	—	—	—	—
1.25%	54,517	—	916	—	—
1.30%	5,447	1,262	3,953	—	12,024
1.35%	573,721	1,559	698	—	290
1.40%	20,862	371	—	—	—
1.45%	—	—	—	—	—
1.50%	1,971	—	—	—	8,122
1.55%	48,114	—	—	—	465
1.65%	65,221	—	—	—	—
1.70%	—	10,144	47,305	—	—
1.80%	—	—	—	—	—
1.90%	2,867	3,064	3,793	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—

Total	1,064,008	37,431	58,484	—	30,279

 208  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

	Oppen	Oppen Cap	Oppen	Oppen Global	Oppen Global
	Cap Appr	Appr VA,	Global VA,	Strategic Inc	Strategic Inc VA,
Subaccount	VA	Serv	Serv	VA	Srv

1.00%	—	31,430	573	—	92,223
1.05%	—	—	—	—	13,588
1.10%	—	318,304	106,246	—	331,386
1.15%	—	167,219	—	—	229,639
1.20%	—	—	—	—	—
1.25%	—	19,727	527	—	21,768
1.30%	—	184,399	6,884	—	243,601
1.35%	—	720,999	34,623	—	361,400
1.40%	116,964	19,744	3,667	12,738	148,595
1.45%	—	—	—	—	—
1.50%	—	274,627	23,520	—	208,822
1.55%	—	5,673	—	—	104,847
1.65%	—	17,650	—	—	145,501
1.70%	—	49,058	—	—	30,585
1.80%	—	2,508	—	—	—
1.90%	—	—	—	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—

Total	116,964	1,811,338	176,040	12,738	1,931,955

	Oppen Main	PIMCO	Put VT	Put VT	Put VT Global
	St Sm Cap VA,	VIT All Asset,	Div Inc,	Div Inc,	Hlth Care,
Subaccount	Serv	Advisor Cl	Cl IA	Cl IB	Cl IB

1.00%	2,274	—	—	—	—
1.05%	—	4,192	—	—	—
1.10%	145,201	—	—	—	—
1.15%	64,632	2,169	—	—	—
1.20%	—	2,869	—	—	—
1.25%	8,359	1,816	—	—	—
1.30%	4,317	9,326	—	—	—
1.35%	168,385	9,372	—	—	—
1.40%	3,694	—	25,922	34,393	—
1.45%	—	—	—	—	—
1.50%	106,838	44,999	—	—	—
1.55%	33,011	—	—	—	—
1.65%	73,316	—	—	—	—
1.70%	14,356	3,446	—	—	—
1.80%	2,499	1,584	—	—	—
1.90%	—	2,475	—	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—

Total	626,882	82,248	25,922	34,393	—

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  209

	Put VT	Put VT	Put VT	Put VT	Put VT
	Gro & Inc,	Gro & Inc,	Hi Yield,	Hi Yield,	Intl Eq,
Subaccount	Cl IA	Cl IB	Cl IA	Cl IB	Cl IB

1.00%	—	1,948	—	—	1,893
1.05%	—	—	—	—	—
1.10%	—	—	—	—	—
1.15%	—	—	—	—	—
1.20%	—	—	—	—	—
1.25%	—	—	—	—	—
1.30%	—	—	—	—	—
1.35%	—	15,271	—	—	5,927
1.40%	39,062	138,057	31,071	41,638	1,057
1.45%	—	—	—	—	—
1.50%	—	—	—	—	—
1.55%	—	—	—	—	—
1.65%	—	—	—	—	—
1.70%	—	—	—	—	—
1.80%	—	—	—	—	—
1.90%	—	—	—	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—

Total	39,062	155,276	31,071	41,638	8,877

	Put VT	Put VT	Put VT	Put VT	Put VT
	Multi-Cap Gro,	Multi-Cap Gro,	Research,	Sm Cap Val,	Voyager,
Subaccount	Cl IA	Cl IB	Cl IB	Cl IB	Cl IB

1.00%	—	—	—	—	—
1.05%	—	—	—	—	—
1.10%	—	—	—	—	—
1.15%	—	—	—	10,762	—
1.20%	—	—	—	—	—
1.25%	—	—	—	—	—
1.30%	—	—	—	8,320	—
1.35%	—	—	—	9,764	—
1.40%	21,342	1,699	—	10,845	106,622
1.45%	—	—	—	—	—
1.50%	—	—	—	13,302	—
1.55%	—	—	—	10,033	—
1.65%	—	11,706	—	—	—
1.70%	—	—	—	—	—
1.80%	—	—	—	—	—
1.90%	—	—	—	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—

Total	21,342	13,405	—	63,026	106,622

 210  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

	VP	VP	VP BR Gl	VP	VP
	Aggr,	Aggr,	Infl Prot	Conserv,	Conserv,
Subaccount	Cl 2	Cl 4	Sec, Cl 3	Cl 2	Cl 4

1.00%	84,255	—	—	37,360	—
1.05%	—	2,082,150	14,524	—	605,809
1.10%	—	—	—	—	—
1.15%	—	101,813	21,627	109,216	103,010
1.20%	—	1,770,312	—	312,423	854,649
1.25%	—	606,731	4,819	—	621,190
1.30%	—	9,513	19,655	114,118	—
1.35%	—	285,912	33,400	114,921	22,138
1.40%	—	1,106,051	25,613	94,667	454,331
1.45%	—	—	—	—	—
1.50%	—	649,309	29,746	—	497,540
1.55%	297,139	—	—	—	187,484
1.65%	—	—	—	—	—
1.70%	—	734,821	5,624	—	166,931
1.80%	—	—	—	—	—
1.90%	—	50,218	—	—	93,621
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—

Total	381,394	7,396,830	155,008	782,705	3,606,703

	VP	VP	VP Mod	VP Mod	VP Mod
	Mod,	Mod,	Aggr,	Aggr,	Conserv,
Subaccount	Cl 2	Cl 4	Cl 2	Cl 4	Cl 2

1.00%	371,103	—	254,764	—	465,780
1.05%	—	5,774,014	—	2,337,260	—
1.10%	—	—	—	—	—
1.15%	—	95,137	—	436,932	—
1.20%	1,079,128	3,619,625	568,420	3,369,205	53,774
1.25%	278,563	1,904,482	126,893	1,463,055	—
1.30%	—	10,708	82,487	1,103,039	—
1.35%	59,477	2,379,348	—	2,117,477	280,833
1.40%	—	2,700,161	—	1,171,314	—
1.45%	218,649	—	137,248	—	—
1.50%	—	2,210,457	—	2,709,292	125,103
1.55%	581,863	1,030,586	—	1,042,734	78,418
1.65%	—	—	—	—	—
1.70%	2,641,270	3,118,514	2,471,242	2,959,723	119,327
1.80%	361,454	—	102,384	—	645,288
1.90%	—	930,653	—	286,445	—
1.95%	—	—	61,056	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—

Total	5,591,507	23,773,685	3,804,494	18,996,476	1,768,523

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  211

	VP Mod	VP Ptnrs	VP Sit	VP Vty
	Conserv,	Sm Cap Val,	Divd Gro,	Estb Val,	Wanger
Subaccount	Cl 4	Cl 3	Cl 3	Cl 3	Intl

1.00%	—	1,641	—	—	—
1.05%	351,012	—	9,742	—	1,590
1.10%	—	—	—	—	—
1.15%	—	155,355	2,073	—	102,369
1.20%	705,152	—	—	—	—
1.25%	81,610	—	5,153	—	1,143
1.30%	—	87,488	15,375	—	100,326
1.35%	60,531	93,991	8,799	—	103,481
1.40%	214,925	2,100	—	—	10,468
1.45%	—	—	—	—	—
1.50%	135,269	242,530	—	—	157,470
1.55%	158,932	3,922	—	15,929	11,388
1.65%	—	—	—	—	—
1.70%	1,069,231	41,449	49,975	14,254	19,184
1.80%	—	2,263	—	—	—
1.90%	31,467	—	—	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—

Total	2,808,129	630,739	91,117	30,183	507,419

					Wanger
Subaccount					USA

1.00%					—
1.05%					1,743
1.10%					—
1.15%					87,778
1.20%					—
1.25%					629
1.30%					101,192
1.35%					86,846
1.40%					—
1.45%					—
1.50%					130,793
1.55%					3,884
1.65%					—
1.70%					17,949
1.80%					—
1.90%					—
1.95%					—
2.00%					—
2.05%					—

Total					430,814

 212  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

The following is a summary of net assets at Dec. 31, 2012:

	AB VPS	AB VPS Global	AB VPS	AB VPS	AB VPS
	Bal Wealth Strategy,	Thematic Gro,	Gro & Inc,	Intl Val,	Lg Cap Gro,
Subaccount	Cl B	Cl B	Cl B	Cl B	Cl B

1.00%	$3,136	$10,606	$1,747	$77	$3,321
1.05%	96	67	174	3,500	—
1.10%	105,964	52,754	68,406	—	7,895
1.15%	11,834	67	103	223,825	—
1.20%	95	67	172	83	—
1.25%	95	67	114	1,641	119
1.30%	122	67	89	235,914	131
1.35%	98,644	85	246,680	219,810	2,888
1.40%	90	1,241	10,754	7,365	10,175
1.45%	—	76	101	76	—
1.50%	2,621	66	118	332,247	—
1.55%	94	66	115	17,051	116
1.65%	83	39,915	107	—	47,267
1.70%	93	65	116	41,896	—
1.80%	—	73	110	87	—
1.90%	—	72	110	76	—
1.95%	—	75	100	75	—
2.00%	—	72	109	86	—
2.05%	—	75	100	75	—

Total	$222,967	$105,576	$329,325	$1,083,884	$71,912

	AC VP	AC VP	AC VP	AC VP	AC VP
	Inc & Gro,	Inflation Prot,	Intl,	Mid Cap Val,	Ultra,
Subaccount	Cl I	Cl II	Cl II	Cl II	Cl II

1.00%	$—	$—	$—	$96	$99
1.05%	—	2,876	91	85	84
1.10%	—	—	—	—	—
1.15%	—	244,386	71	79	306,114
1.20%	—	2,848	89	84	83
1.25%	—	2,839	89	84	83
1.30%	—	322,634	70	83	267,961
1.35%	—	174,834	70	83	309,393
1.40%	55,709	2,811	89	83	35,996
1.45%	—	—	—	94	97
1.50%	—	330,671	69	83	444,661
1.55%	—	16,326	68	82	62,035
1.65%	—	—	—	—	—
1.70%	—	49,616	67	82	50,625
1.80%	—	—	—	2,446	72
1.90%	—	—	—	112	72
1.95%	—	—	—	94	96
2.00%	—	—	—	111	72
2.05%	—	—	—	93	96

Total	$55,709	$1,149,841	$773	$3,874	$1,477,639

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  213

	AC VP	AC VP	Col VP	Col VP	Col VP
	Val,	Val,	Bal,	Cash Mgmt,	Div Bond,
Subaccount	Cl I	Cl II	Cl 3	Cl 3	Cl 3

1.00%	$—	$95	$—	$7,101	$12,174
1.05%	—	90	—	384,657	6,547
1.10%	—	—	—	1,993	167,978
1.15%	—	101	—	12,111	59,199
1.20%	—	88	—	2,039	172
1.25%	—	88	—	2,338	140,273
1.30%	—	16,990	—	22,138	34,827
1.35%	—	117	—	71,814	204,528
1.40%	51,829	87	401,677	160,371	235,274
1.45%	—	94	—	2,008	85
1.50%	—	52,291	—	3,059	48,411
1.55%	—	100	—	2,038	88
1.65%	—	—	—	2,009	129
1.70%	—	106	—	1,985	8,710
1.80%	—	70	—	144,519	2,465
1.90%	—	69	—	1,998	87
1.95%	—	93	—	1,983	85
2.00%	—	69	—	1,982	2,439
2.05%	—	93	—	1,981	84

Total	$51,829	$70,641	$401,677	$828,124	$923,555

	Col VP	Col VP	Col VP	Col VP	Col VP
	Divd Opp,	Emer Mkts,	Hi Inc,	Hi Yield Bond,	Inc Opp,
Subaccount	Cl 3	Cl 3	Cl 2	Cl 3	Cl 3

1.00%	$3,393	$81	$87	$96	$96
1.05%	8,950	2,317	87	3,296	6,689
1.10%	143,421	—	—	—	—
1.15%	419,184	163,400	66,059	40,389	18,305
1.20%	97	110,927	87	4,615	99
1.25%	7,175	1,664	86	3,252	4,792
1.30%	464,263	185,998	105,664	65,479	20,648
1.35%	436,806	160,917	58,571	19,164	24,397
1.40%	34,801	15,603	86	3,221	29,196
1.45%	13	80	86	96	95
1.50%	641,372	259,434	67,676	35,755	42,373
1.55%	16,820	27,063	6,676	3,342	99
1.65%	2,122	—	—	—	—
1.70%	92,041	29,843	10,456	52,098	6,816
1.80%	63	100	86	2,843	2,851
1.90%	91	2,754	86	2,828	97
1.95%	13	79	86	95	94
2.00%	63	99	86	2,813	2,821
2.05%	12	79	86	94	93

Total	$2,270,700	$960,438	$316,051	$239,476	$159,561

 214  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

	Col VP	Col VP Lg	Col VP Lg	Col VP	Col VP
	Intl Opp,	Cap Gro,	Core Quan,	Marsico Gro,	Marsico Intl Opp,
Subaccount	Cl 3	Cl 3	Cl 3	Cl 1	Cl 2

1.00%	$86	$67	$109	$103	$76
1.05%	86	88	116	8,859	76
1.10%	—	16,981	107	—	—
1.15%	71	64	66,207	2,354	75
1.20%	84	87	113	103	75
1.25%	83	66	105	4,641	75
1.30%	70	65	72,696	16,411	75
1.35%	70	107	93,011	7,926	75
1.40%	28,278	65	99,212	102	75
1.45%	86	14	109	102	75
1.50%	68	179	82,168	105	75
1.55%	68	65	4,521	102	75
1.65%	—	64	14	—	—
1.70%	67	173	14	7,625	75
1.80%	96	68	108	102	1,999
1.90%	95	68	106	101	75
1.95%	85	14	14	101	75
2.00%	95	67	104	101	75
2.05%	84	14	14	100	75

Total	$29,572	$18,316	$418,848	$48,938	$3,201

	Col VP Mid	Col VP Mid	Col VP	Col VP Select	Col VP
	Cap Gro Opp,	Cap Val Opp,	S&P 500,	Lg Cap Val,	US Govt Mtge,
Subaccount	Cl 3	Cl 3	Cl 3	Cl 3	Cl 3

1.00%	$—	$13	$8,940	$—	$4,460
1.05%	97	74	93	90	77
1.10%	—	—	217,647	—	137,991
1.15%	67	73	65	66	23,851
1.20%	97	73	92	89	77
1.25%	94	73	44,302	88	81,524
1.30%	66	73	29,504	65	94,153
1.35%	66	73	599,155	64	311,022
1.40%	60,395	73	123	87	17,488
1.45%	—	13	13	—	77
1.50%	65	4,913	11	63	6,542
1.55%	65	72	11	63	2,092
1.65%	—	—	83,944	—	154,909
1.70%	65	72	19,912	63	71,212
1.80%	—	174	2,281	—	2,015
1.90%	—	174	71	—	77
1.95%	—	13	13	—	77
2.00%	—	173	71	—	1,994
2.05%	—	13	13	—	77

Total	$61,077	$6,142	$1,006,261	$738	$909,715

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  215

	Col VP	CS	Drey IP	Drey IP	Drey VIF
	Sm Cap Val,	Commodity	MidCap Stock,	Tech Gro,	Appr,
Subaccount	Cl 2	Return	Serv	Serv	Serv

1.00%	$75	$79	$—	$—	$—
1.05%	6,887	62	95	96	207
1.10%	—	—	—	—	—
1.15%	1,948	62	11,942	71,533	171
1.20%	4,327	62	94	95	204
1.25%	4,003	61	94	95	203
1.30%	12,286	61	102	63,466	168
1.35%	5,258	61	9,598	71,606	10,433
1.40%	75	61	93	10,358	201
1.45%	75	78	—	—	—
1.50%	83	60	85	105,382	165
1.55%	75	61	100	2,374	165
1.65%	—	—	—	—	—
1.70%	5,575	60	99	11,877	163
1.80%	75	57	—	—	—
1.90%	75	2,468	—	—	—
1.95%	75	77	—	—	—
2.00%	75	56	—	—	—
2.05%	75	77	—	—	—

Total	$41,042	$3,503	$22,302	$336,882	$12,080

	Drey VIF	Drey VIF	EV VT	Fid VIP	Fid VIP
	Intl Eq,	Intl Val,	Floating-Rate	Contrafund,	Gro,
Subaccount	Serv	Serv	Inc	Serv Cl 2	Serv Cl 2

1.00%	$89	$74	$2,310	$137,276	$3,315
1.05%	64	66	2,502	2,207	186
1.10%	—	—	—	1,551,252	94,992
1.15%	64	80	2,079	797,663	151
1.20%	64	66	5,826	17,592	184
1.25%	64	65	3,162	68,249	32,163
1.30%	63	79	4,326	731,598	8,149
1.35%	63	78	8,839	1,761,344	92,594
1.40%	63	65	2,248	180,529	44,912
1.45%	88	73	2,286	125	—
1.50%	63	77	27,386	1,350,449	147
1.55%	63	77	2,209	217,607	173
1.65%	—	—	—	185,742	221,320
1.70%	92	76	3,096	116,700	145
1.80%	76	85	2,752	2,430	—
1.90%	76	85	2,295	123	—
1.95%	87	73	2,260	124	—
2.00%	75	85	2,724	135	—
2.05%	87	72	2,255	124	—

Total	$1,241	$1,276	$78,555	$7,121,269	$498,431

 216  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

	Fid VIP	Fid VIP	Fid VIP	FTVIPT Frank	FTVIPT Frank
	Invest Gr,	Mid Cap,	Overseas,	Global Real	Inc Sec,
Subaccount	Serv Cl 2	Serv Cl 2	Serv Cl 2	Est, Cl 2	Cl 2

1.00%	$84	$56,104	$8,856	$8,223	$91
1.05%	66,156	3,384	83	—	103
1.10%	—	576,165	108,924	19,541	—
1.15%	220,665	109,556	26,079	—	109
1.20%	19,128	4,379	82	—	101
1.25%	3,938	38,812	5,057	942	101
1.30%	344,552	170,125	29,707	8,945	108
1.35%	198,934	446,199	203,610	29,496	107
1.40%	84	76,169	12,460	114	100
1.45%	83	89	85	—	91
1.50%	281,645	190,970	28,904	—	1,690
1.55%	49,062	103,318	6,540	87	106
1.65%	—	346,378	31,672	15,494	—
1.70%	53,728	74,456	79	—	105
1.80%	95	146	2,008	—	82
1.90%	83	145	71	—	3,136
1.95%	83	88	84	—	89
2.00%	94	144	71	—	81
2.05%	83	87	84	—	89

Total	$1,238,497	$2,196,714	$464,456	$82,842	$6,289

	FTVIPT Frank	FTVIPT Frank	FTVIPT Frank	FTVIPT Mutual	FTVIPT Temp
	Rising Divd,	Sm Cap Val,	Sm Mid Cap	Shares Sec,	For Sec,
Subaccount	Cl 2	Cl 2	Gro, Cl 2	Cl 2	Cl 2

1.00%	$—	$4,767	$26,482	$86,822	$8,927
1.05%	127	—	131	95	—
1.10%	—	150,560	251,984	461,198	192,385
1.15%	101	—	103	19,475	—
1.20%	126	—	129	94	—
1.25%	126	15,439	31,182	32,609	50,987
1.30%	100	4,494	99,041	121,667	75
1.35%	100	208,936	561,274	425,992	252,270
1.40%	125	4,461	32,143	274,754	1,746
1.45%	—	—	—	—	—
1.50%	99	—	5,543	9,781	—
1.55%	98	81	75	46,122	94
1.65%	—	22,997	114,595	186,210	62,123
1.70%	97	—	94	91	—
1.80%	—	—	—	—	—
1.90%	—	—	—	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—

Total	$1,099	$411,735	$1,122,776	$1,664,910	$568,607

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  217

	FTVIPT Temp	FTVIPT Temp	GS VIT	GS VIT	Invesco VI
	Global Bond,	Gro Sec,	Mid Cap Val,	Structd U.S. Eq,	Core Eq,
Subaccount	Cl 2	Cl 2	Inst	Inst	Ser I

1.00%	$89	$92	$95	$99	$—
1.05%	3,336	77	2,259	68	—
1.10%	—	—	—	—	—
1.15%	107,957	98	177,834	68	—
1.20%	4,207	77	100	67	—
1.25%	4,016	77	794	67	—
1.30%	136,833	97	164,738	68	—
1.35%	103,852	97	176,512	67	—
1.40%	32,883	76	22,550	66	448,064
1.45%	88	91	94	97	—
1.50%	165,638	88	341,842	66	—
1.55%	6,184	88	20,184	66	—
1.65%	—	—	—	—	—
1.70%	22,299	87	28,994	65	—
1.80%	113	99	76	65	—
1.90%	88	99	92	64	—
1.95%	87	90	93	96	—
2.00%	112	98	75	64	—
2.05%	87	90	93	96	—

Total	$587,869	$1,521	$936,425	$1,249	$448,064

	Invesco VI	Invesco VI	Invesco VI	Invesco	Invesco VI
	Core Eq,	Global Hlth,	Intl Gro,	VI Intl Gro,	Mid Cap Core Eq,
Subaccount	Ser II	Ser II	Ser I	Ser II	Ser II

1.00%	$120	$101	$—	$120	$—
1.05%	—	87	—	6,763	93
1.10%	8,440	—	—	—	—
1.15%	—	105	—	966	12,570
1.20%	—	87	—	13,738	93
1.25%	118	86	—	4,008	92
1.30%	118	86	—	9,749	9,923
1.35%	117	86	—	3,786	17,378
1.40%	117	85	37,312	130	91
1.45%	—	100	—	118	—
1.50%	—	85	—	141	14,661
1.55%	116	85	—	253	831
1.65%	115	—	—	—	—
1.70%	—	84	—	5,767	64
1.80%	—	109	—	127	—
1.90%	—	109	—	122	—
1.95%	—	99	—	116	—
2.00%	—	108	—	126	—
2.05%	—	98	—	116	—

Total	$9,261	$1,600	$37,312	$46,146	$55,796

 218  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

	Invesco VI	Invesco VI	Invesco VI	Invesco VI	Janus Aspen
	Am Fran,	Comstock,	Mid Cap Gro,	Val Opp,	Bal,
Subaccount	Ser II	Ser II	Ser II	Ser II	Inst

1.00%	$147	$97	$75	$4,176	$—
1.05%	147	3,394	75	72	—
1.10%	—	—	35,955	118,796	—
1.15%	147	546,117	75	55,383	—
1.20%	147	101	75	71	—
1.25%	147	1,549	75	164	—
1.30%	146	539,161	10,133	42,851	—
1.35%	146	537,456	15,735	114,305	—
1.40%	146	35,899	75	90	588,726
1.45%	146	96	75	—	—
1.50%	146	789,282	74	50,294	—
1.55%	146	35,040	74	2,308	—
1.65%	—	—	74	46,626	—
1.70%	146	99,464	74	79	—
1.80%	146	2,431	74	—	—
1.90%	146	94	74	—	—
1.95%	146	94	74	—	—
2.00%	146	174	74	—	—
2.05%	146	94	74	—	—

Total	$2,487	$2,590,543	$63,014	$435,215	$588,726

	Janus Aspen	Janus	CB Var Sm	MFS Inv	MFS
	Janus,	Aspen Gbl Res,	Cap Gro,	Gro Stock,	New Dis,
Subaccount	Serv	Inst	Cl I	Serv Cl	Serv Cl

1.00%	$123	$—	$108	$8,247	$2,430
1.05%	7,784	—	93	101	122
1.10%	—	—	—	96,053	121,965
1.15%	2,385	—	93	65	14,689
1.20%	127	—	92	100	121
1.25%	3,944	—	92	88	35,737
1.30%	14,294	—	92	84	210
1.35%	7,310	—	92	39,455	98,319
1.40%	127	148,465	92	69	24,654
1.45%	122	—	107	—	—
1.50%	110	—	91	66	121
1.55%	250	—	91	68	103
1.65%	—	—	—	83	102
1.70%	6,508	—	91	64	119
1.80%	92	—	84	—	—
1.90%	120	—	83	—	—
1.95%	121	—	106	—	—
2.00%	92	—	83	—	—
2.05%	120	—	105	—	—

Total	$43,629	$148,465	$1,595	$144,543	$298,692

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  219

	MFS	MFS	MS UIF	MS UIF	MS UIF
	Total Return,	Utilities,	Global Real Est,	Mid Cap Gro,	U.S. Real Est,
Subaccount	Serv Cl	Serv Cl	Cl II	Cl II	Cl II

1.00%	$34,358	$162	$97	$89	$—
1.05%	123	169	1,154	87	183
1.10%	421,407	72,620	—	—	—
1.15%	5,875	131	497	86	15,093
1.20%	122	167	86	86	181
1.25%	85,364	158	825	86	180
1.30%	8,489	4,428	3,543	86	19,088
1.35%	889,567	5,254	622	86	459
1.40%	32,190	1,246	108	85	179
1.45%	88	131	96	88	—
1.50%	2,496	155	87	85	12,691
1.55%	73,226	117	85	85	844
1.65%	98,198	132	—	—	—
1.70%	90	20,658	41,351	84	103
1.80%	101	130	387	176	—
1.90%	2,987	3,415	3,405	175	—
1.95%	87	129	95	87	—
2.00%	99	129	383	174	—
2.05%	87	129	95	87	—

Total	$1,654,954	$109,460	$52,916	$1,732	$49,001

	Oppen	Oppen	Oppen	Oppen Global	Oppen Global
	Cap Appr	Cap Appr VA,	Global VA,	Strategic	Strategic Inc VA,
Subaccount	VA	Serv	Serv	Inc VA	Srv

1.00%	$—	$51,436	$1,610	$—	$164,702
1.05%	—	199	187	—	19,810
1.10%	—	515,877	267,236	—	586,000
1.15%	—	191,815	146	—	340,931
1.20%	—	197	185	—	93
1.25%	—	31,506	1,306	—	37,917
1.30%	—	292,984	16,975	—	422,368
1.35%	—	1,140,237	84,977	—	623,619
1.40%	174,325	31,072	8,958	12,934	255,185
1.45%	—	187	122	—	88
1.50%	—	306,224	33,736	—	301,357
1.55%	—	8,797	150	—	177,509
1.65%	—	27,103	118	—	243,807
1.70%	—	53,820	140	—	43,442
1.80%	—	2,293	138	—	95
1.90%	—	166	137	—	90
1.95%	—	184	121	—	88
2.00%	—	165	137	—	94
2.05%	—	184	120	—	88

Total	$174,325	$2,654,446	$416,499	$12,934	$3,217,283

 220  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

	Oppen	PIMCO	Put VT	Put VT	Put VT
	Main St Sm Cap VA,	VIT All Asset,	Div Inc,	Div Inc,	Global Hlth Care,
Subaccount	Serv	Advisor Cl	Cl IA	Cl IB	Cl IB

1.00%	$5,652	$91	$—	$—	$—
1.05%	125	5,584	—	—	100
1.10%	357,286	—	—	—	—
1.15%	91,715	2,867	—	—	72
1.20%	124	3,880	—	—	99
1.25%	20,271	2,383	—	—	98
1.30%	10,418	12,214	—	—	71
1.35%	404,294	12,237	—	—	71
1.40%	8,826	92	46,719	63,038	97
1.45%	96	90	—	—	—
1.50%	147,352	58,275	—	—	69
1.55%	77,793	92	—	—	69
1.65%	170,949	—	—	—	—
1.70%	19,483	4,411	—	—	68
1.80%	2,678	2,063	—	—	—
1.90%	99	3,066	—	—	—
1.95%	95	89	—	—	—
2.00%	98	93	—	—	—
2.05%	95	89	—	—	—

Total	$1,317,449	$107,616	$46,719	$63,038	$814

	Put VT	Put VT	Put VT	Put VT	Put VT
	Gro & Inc,	Gro & Inc,	Hi Yield,	Hi Yield,	Intl Eq,
Subaccount	Cl IA	Cl IB	Cl IA	Cl IB	Cl IB

1.00%	$—	$3,145	$—	$—	$3,390
1.05%	—	—	—	—	97
1.10%	—	92	—	—	60
1.15%	—	—	—	—	96
1.20%	—	—	—	—	96
1.25%	—	78	—	—	72
1.30%	—	110	—	—	80
1.35%	—	23,824	—	—	10,252
1.40%	56,023	167,561	60,751	86,667	1,817
1.45%	—	—	—	—	—
1.50%	—	—	—	—	94
1.55%	—	94	—	—	77
1.65%	—	108	—	—	80
1.70%	—	—	—	—	93
1.80%	—	—	—	—	—
1.90%	—	—	—	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—

Total	$56,023	$195,012	$60,751	$86,667	$16,304

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  221

	Put VT	Put VT	Put VT	Put VT	Put VT
	Multi-Cap Gro,	Multi-Cap Gro,	Research,	Sm Cap Val,	Voyager,
Subaccount	Cl IA	Cl IB	Cl IB	Cl IB	Cl IB

1.00%	$—	$90	$79	$—	$—
1.05%	—	90	—	97	—
1.10%	—	89	92	—	—
1.15%	—	89	—	12,762	—
1.20%	—	89	—	95	—
1.25%	—	89	78	95	—
1.30%	—	104	78	9,747	—
1.35%	—	89	77	11,386	—
1.40%	28,110	2,067	77	10,988	138,690
1.45%	—	—	—	—	—
1.50%	—	89	—	15,309	—
1.55%	—	88	75	11,517	—
1.65%	—	14,161	75	—	—
1.70%	—	88	—	92	—
1.80%	—	—	—	—	—
1.90%	—	—	—	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—

Total	$28,110	$17,222	$631	$72,088	$138,690

	VP	VP	VP BR Gl	VP	VP
	Aggr,	Aggr,	Infl Prot Sec,	Conserv,	Conserv,
Subaccount	Cl 2	Cl 4	Cl 3	Cl 2	Cl 4

1.00%	$106,097	$12	$87	$42,557	$11
1.05%	13	2,521,812	19,533	12	686,016
1.10%	—	—	—	—	—
1.15%	13	122,978	28,967	123,334	116,335
1.20%	13	2,135,467	88	352,362	963,906
1.25%	13	730,874	6,404	12	699,671
1.30%	13	11,444	26,046	128,350	12
1.35%	13	343,514	44,215	129,087	24,865
1.40%	13	1,326,967	33,641	106,204	509,667
1.45%	12	12	87	11	11
1.50%	13	776,913	38,998	11	556,616
1.55%	354,494	13	116	12	209,451
1.65%	—	—	—	—	—
1.70%	12	874,511	7,268	12	185,802
1.80%	13	13	2,468	12	12
1.90%	13	59,442	87	12	103,612
1.95%	12	12	86	11	11
2.00%	13	13	2,444	12	12
2.05%	12	12	85	11	11

Total	$460,782	$8,904,009	$210,620	$882,022	$4,056,021

 222  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

	VP	VP	VP	VP	VP Mod
	Mod,	Mod,	Mod Aggr,	Mod Aggr,	Conserv,
Subaccount	Cl 2	Cl 4	Cl 2	Cl 4	Cl 2

1.00%	$448,167	$12	$314,043	$12	$544,950
1.05%	12	6,874,822	12	2,817,171	12
1.10%	—	—	—	—	—
1.15%	12	112,977	12	525,228	12
1.20%	1,278,692	4,292,616	681,257	4,044,575	62,105
1.25%	329,653	2,255,548	151,881	1,753,932	12
1.30%	12	12,665	98,592	1,320,567	12
1.35%	70,194	2,810,371	12	2,531,682	323,036
1.40%	12	3,184,977	12	1,398,518	12
1.45%	261,241	12	167,557	12	10
1.50%	12	2,600,276	—	3,226,152	143,339
1.55%	683,028	1,210,668	12	1,239,996	89,716
1.65%	—	—	—	—	—
1.70%	3,087,679	3,648,805	2,921,640	3,505,374	135,963
1.80%	421,441	12	120,739	12	733,326
1.90%	12	1,083,019	12	337,424	12
1.95%	12	12	73,529	12	12
2.00%	12	12	12	12	12
2.05%	12	12	12	12	12

Total	$6,580,203	$28,086,816	$4,529,334	$22,700,691	$2,032,553

	VP Mod	VP Ptnrs	VP Sit	VP Vty
	Conserv,	Sm Cap Val,	Divd Gro,	Estb Val,	Wanger
Subaccount	Cl 4	Cl 3	Cl 3	Cl 3	Intl

1.00%	$12	$4,114	$12	$13	$143
1.05%	408,121	100	8,849	98	2,257
1.10%	—	11	—	—	—
1.15%	12	227,231	1,872	69	207,570
1.20%	816,468	99	11	95	143
1.25%	94,365	107	4,609	94	1,599
1.30%	12	213,008	13,727	69	200,981
1.35%	69,803	227,664	7,828	68	206,481
1.40%	247,521	5,060	11	93	14,521
1.45%	12	12	12	13	141
1.50%	155,359	344,776	11	67	310,445
1.55%	182,301	9,316	91	20,886	22,379
1.65%	—	12	—	—	—
1.70%	1,221,410	57,975	43,581	18,462	37,194
1.80%	12	2,498	154	74	140
1.90%	35,753	78	91	74	140
1.95%	12	12	12	13	140
2.00%	12	78	153	74	140
2.05%	12	12	12	13	140

Total	$3,231,197	$1,092,163	$81,036	$40,275	$1,004,554

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  223

Wanger
Subaccount	USA

1.00%	$156
1.05%	2,281
1.10%	—
1.15%	129,033
1.20%	156
1.25%	812
1.30%	146,915
1.35%	125,742
1.40%	154
1.45%	154
1.50%	186,834
1.55%	5,528
1.65%	—
1.70%	25,235
1.80%	153
1.90%	153
1.95%	153
2.00%	153
2.05%	153

Total	$623,765

9.	FINANCIAL HIGHLIGHTS
The table below shows certain financial information regarding the divisions.

	At Dec. 31					For the year ended Dec. 31

	Units	Accumulation unit value			Net assets	Investment	Expense ratio			Total return
	(000s)	lowest to highest(1)			(000s)	income ratio(2)	lowest to highest(3)			lowest to highest(1)(4)

AB VPS Bal Wealth Strategy, Cl B
2012	188	$1.19	to	$1.16	$223	1.87%	1.00%	to	1.70%	12.24%		to	11.46%
2011	196	$1.06	to	$1.04	$208	2.24%	1.00%	to	1.70%	(4.02%)		to	(4.68%)
2010	289	$1.11	to	$1.09	$319	2.50%	1.00%	to	1.70%	9.20%		to	8.44%
2009	292	$1.01	to	$1.00	$295	0.90%	1.00%	to	1.70%	23.21%		to	22.36%
2008	290	$0.82	to	$0.82	$239	—	1.00%	to	1.70%	(17.72	%)(5)	to	(17.87	%)(5)

AB VPS Global Thematic Gro, Cl B
2012	71	$1.51	to	$1.05	$106	—	1.00%	to	2.05%	12.11%		to	10.94%
2011	95	$1.35	to	$0.95	$126	0.35%	1.00%	to	2.05%	(24.17%)		to	(24.97%)
2010	102	$1.78	to	$1.26	$180	1.96%	1.00%	to	2.05%	17.40%		to	25.60	%(6)
2009	102	$1.51	to	$0.76	$153	—	1.00%	to	2.00%	51.62%		to	50.11%
2008	132	$1.00	to	$0.51	$130	—	1.00%	to	2.00%	(47.99%)		to	(48.51%)

AB VPS Gro & Inc, Cl B
2012	188	$1.79	to	$1.39	$329	1.28%	1.00%	to	2.05%	16.08%		to	14.86%
2011	219	$1.54	to	$1.21	$326	1.13%	1.00%	to	2.05%	5.02%		to	3.92%
2010	396	$1.46	to	$1.16	$563	—	1.00%	to	2.05%	11.68%		to	15.67	%(6)
2009	716	$1.31	to	$0.66	$910	3.58%	1.00%	to	2.00%	19.15%		to	17.97%
2008	777	$1.10	to	$0.56	$838	1.81%	1.00%	to	2.00%	(41.28%)		to	(41.87%)

AB VPS Intl Val, Cl B
2012	1,148	$1.07	to	$1.04	$1,084	1.33%	1.00%	to	2.05%	13.05%		to	11.88%
2011	1,310	$0.95	to	$0.93	$1,099	4.09%	1.00%	to	2.05%	(20.24%)		to	(21.07%)
2010	1,195	$1.19	to	$1.18	$1,261	2.28%	1.00%	to	2.05%	18.71	%(6)	to	18.14	%(6)
2009	3,043	$0.80	to	$0.57	$2,848	1.04%	1.05%	to	2.00%	32.96%		to	31.70%
2008	3,536	$0.60	to	$0.43	$2,492	0.87%	1.05%	to	2.00%	(53.77%)		to	(54.21%)

 224  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

	At Dec. 31					For the year ended Dec. 31

	Units	Accumulation unit value			Net assets	Investment	Expense ratio			Total return
	(000s)	lowest to highest(1)			(000s)	income ratio(2)	lowest to highest(3)			lowest to highest(1)(4)

AB VPS Lg Cap Gro, Cl B
2012	45	$1.67	to	$1.57	$72	0.03%	1.00%	to	1.65%	14.97%		to	14.22%
2011	61	$1.46	to	$1.38	$85	0.09%	1.00%	to	1.65%	(4.23%)		to	(4.85%)
2010	149	$1.52	to	$1.45	$219	0.27%	1.00%	to	1.65%	8.74%		to	8.04%
2009	161	$1.40	to	$1.34	$219	—	1.00%	to	1.65%	35.74%		to	34.86%
2008	198	$1.03	to	$0.99	$199	—	1.00%	to	1.65%	(40.42%)		to	(40.81%)

AC VP Inc & Gro, Cl I
2012	42	$1.31	to	$1.31	$56	2.09%	1.40%	to	1.40%	13.14%		to	13.14%
2011	45	$1.16	to	$1.16	$52	1.55%	1.40%	to	1.40%	1.68%		to	1.68%
2010	58	$1.14	to	$1.14	$67	1.52%	1.40%	to	1.40%	12.56%		to	12.56%
2009	62	$1.01	to	$1.01	$63	5.18%	1.40%	to	1.40%	16.46%		to	16.46%
2008	80	$0.87	to	$0.87	$70	2.23%	1.40%	to	1.40%	(35.50%)		to	(35.50%)

AC VP Inflation Prot, Cl II
2012	813	$1.43	to	$1.36	$1,150	2.34%	1.05%	to	1.70%	6.26%		to	5.57%
2011	1,031	$1.35	to	$1.29	$1,375	4.09%	1.05%	to	1.70%	10.58%		to	9.86%
2010	1,257	$1.22	to	$1.17	$1,517	1.69%	1.05%	to	1.70%	4.00%		to	3.33%
2009	1,287	$1.17	to	$1.14	$1,499	1.81%	1.05%	to	1.70%	9.09%		to	8.38%
2008	1,163	$1.08	to	$1.05	$1,245	4.95%	1.05%	to	1.70%	(2.63%)		to	(3.26%)

AC VP Intl, Cl II
2012	—	$1.19	to	$1.36	$1	0.68%	1.05%	to	1.70%	19.74%		to	18.97%
2011	—	$0.99	to	$1.14	$1	1.24%	1.05%	to	1.70%	(13.10%)		to	(13.66%)
2010	—	$1.14	to	$1.32	$1	2.13%	1.05%	to	1.70%	11.96%		to	11.24%
2009	—	$1.02	to	$1.19	$1	1.89%	1.05%	to	1.70%	32.25%		to	31.39%
2008	—	$0.77	to	$0.91	$1	0.65%	1.05%	to	1.70%	(45.47%)		to	(45.83%)

AC VP Mid Cap Val, Cl II
2012	2	$1.34	to	$1.30	$4	1.85%	1.00%	to	2.05%	15.09%		to	13.87%
2011	14	$1.16	to	$1.14	$15	1.20%	1.00%	to	2.05%	(1.84%)		to	(2.86%)
2010	14	$1.18	to	$1.18	$15	2.12%	1.00%	to	2.05%	17.53	%(6)	to	16.98	%(6)
2009	14	$0.86	to	$0.86	$13	2.46%	1.05%	to	2.00%	28.46%		to	27.23%
2008	1	$0.67	to	$0.68	$1	0.05%	1.05%	to	2.00%	(25.30%)		to	(26.01%)

AC VP Ultra, Cl II
2012	1,287	$1.37	to	$1.34	$1,478	0.00%	1.00%	to	2.05%	12.65%		to	11.47%
2011	1,575	$1.22	to	$1.20	$1,612	—	1.00%	to	2.05%	(0.14%)		to	(1.18%)
2010	1,755	$1.22	to	$1.21	$1,805	0.36%	1.00%	to	2.05%	21.40	%(6)	to	20.82	%(6)
2009	1,976	$0.95	to	$0.78	$1,777	0.17%	1.05%	to	2.00%	33.10%		to	31.85%
2008	1,987	$0.71	to	$0.59	$1,347	—	1.05%	to	2.00%	(42.25%)		to	(42.81%)

AC VP Val, Cl I
2012	27	$1.90	to	$1.90	$52	1.92%	1.40%	to	1.40%	12.98%		to	12.98%
2011	29	$1.68	to	$1.68	$48	2.02%	1.40%	to	1.40%	(0.39%)		to	(0.39%)
2010	41	$1.68	to	$1.68	$69	2.20%	1.40%	to	1.40%	11.85%		to	11.85%
2009	45	$1.51	to	$1.51	$68	5.99%	1.40%	to	1.40%	18.20%		to	18.20%
2008	56	$1.27	to	$1.27	$72	2.51%	1.40%	to	1.40%	(27.80%)		to	(27.80%)

AC VP Val, Cl II
2012	56	$1.31	to	$1.28	$71	1.78%	1.00%	to	2.05%	13.43%		to	12.25%
2011	56	$1.16	to	$1.14	$63	1.90%	1.00%	to	2.05%	(0.14%)		to	(1.18%)
2010	56	$1.16	to	$1.15	$63	2.08%	1.00%	to	2.05%	15.56	%(6)	to	15.01	%(6)
2009	56	$0.93	to	$0.76	$56	6.59%	1.05%	to	2.00%	18.48%		to	17.36%
2008	111	$0.78	to	$0.65	$94	2.29%	1.05%	to	2.00%	(27.57%)		to	(28.25%)

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  225

	At Dec. 31					For the year ended Dec. 31

	Units	Accumulation unit value			Net assets	Investment	Expense ratio			Total return
	(000s)	lowest to highest(1)			(000s)	income ratio(2)	lowest to highest(3)			lowest to highest(1)(4)

Col VP Bal, Cl 3
2012	285	$1.41	to	$1.41	$402	—	1.40%	to	1.40%	12.68%		to	12.68%
2011	298	$1.25	to	$1.25	$373	—	1.40%	to	1.40%	0.97%		to	0.97%
2010	329	$1.24	to	$1.24	$407	—	1.40%	to	1.40%	10.97%		to	10.97%
2009	342	$1.12	to	$1.12	$381	—	1.40%	to	1.40%	22.50%		to	22.50%
2008	390	$0.91	to	$0.91	$355	0.25%	1.40%	to	1.40%	(30.89%)		to	(30.89%)

Col VP Cash Mgmt, Cl 3
2012	792	$1.05	to	$0.95	$828	0.01%	1.00%	to	2.05%	(0.99%)		to	(2.03%)
2011	911	$1.06	to	$0.97	$965	0.01%	1.00%	to	2.05%	(0.98%)		to	(2.02%)
2010	983	$1.07	to	$0.99	$1,052	0.01%	1.00%	to	2.05%	(0.98%)		to	(0.92	%)(6)
2009	1,837	$1.08	to	$0.99	$1,953	0.05%	1.00%	to	2.00%	(0.84%)		to	(1.85%)
2008	1,059	$1.09	to	$1.01	$1,158	2.28%	1.00%	to	2.00%	1.25%		to	0.24%

Col VP Div Bond, Cl 3
2012	637	$1.44	to	$1.12	$924	4.04%	1.00%	to	2.05%	6.50%		to	5.37%
2011	805	$1.35	to	$1.06	$1,092	4.67%	1.00%	to	2.05%	5.63%		to	4.53%
2010	1,239	$1.28	to	$1.01	$1,580	2.55%	1.00%	to	2.05%	7.25%		to	1.29	%(6)
2009	6,439	$1.19	to	$1.04	$7,471	4.22%	1.00%	to	2.00%	13.28%		to	12.16%
2008	5,770	$1.05	to	$0.93	$5,954	0.41%	1.00%	to	2.00%	(7.25%)		to	(8.17%)

Col VP Divd Opp, Cl 3
2012	1,373	$2.32	to	$1.25	$2,271	—	1.00%	to	2.05%	12.86%		to	11.67%
2011	1,577	$2.05	to	$1.12	$2,359	—	1.00%	to	2.05%	(5.95%)		to	(6.93%)
2010	1,706	$2.18	to	$1.20	$2,749	—	1.00%	to	2.05%	15.67%		to	20.49	%(6)
2009	6,143	$1.89	to	$0.70	$7,594	—	1.00%	to	2.00%	26.19%		to	24.93%
2008	5,510	$1.50	to	$0.56	$5,501	0.07%	1.00%	to	2.00%	(41.06%)		to	(41.65%)

Col VP Emer Mkts, Cl 3
2012	460	$1.14	to	$1.11	$960	0.39%	1.00%	to	2.05%	19.41%		to	18.16%
2011	535	$0.95	to	$0.94	$945	1.14%	1.00%	to	2.05%	(21.80%)		to	(22.62%)
2010	486	$1.22	to	$1.21	$1,098	1.59%	1.00%	to	2.05%	21.84	%(6)	to	21.27	%(6)
2009	1,271	$1.45	to	$0.81	$2,249	0.35%	1.05%	to	2.00%	72.27%		to	70.62%
2008	1,817	$0.84	to	$0.48	$1,874	0.68%	1.05%	to	2.00%	(54.19%)		to	(54.62%)

Col VP Hi Inc, Cl 2
2012	212	$1.16	to	$1.13	$316	6.73%	1.00%	to	2.05%	13.86%		to	12.66%
2011	275	$1.02	to	$1.01	$361	7.31%	1.00%	to	2.05%	5.47%		to	4.36%
2010	301	$0.97	to	$0.96	$376	7.99%	1.00%	to	2.05%	5.32	%(6)	to	4.82	%(6)
2009	327	$1.15	to	$1.03	$369	10.08%	1.05%	to	2.00%	42.40%		to	41.06%
2008	372	$0.81	to	$0.73	$296	10.58%	1.05%	to	2.00%	(25.55%)		to	(26.25%)

Col VP Hi Yield Bond, Cl 3
2012	130	$1.29	to	$1.26	$239	7.57%	1.00%	to	2.05%	14.59%		to	13.38%
2011	172	$1.13	to	$1.11	$273	8.32%	1.00%	to	2.05%	4.63%		to	3.54%
2010	163	$1.08	to	$1.07	$250	9.29%	1.00%	to	2.05%	7.97	%(6)	to	7.45	%(6)
2009	183	$1.22	to	$1.08	$249	9.91%	1.05%	to	2.00%	52.24%		to	50.81%
2008	216	$0.80	to	$0.72	$192	0.27%	1.05%	to	2.00%	(25.96%)		to	(26.66%)

Col VP Inc Opp, Cl 3
2012	94	$1.28	to	$1.25	$160	6.45%	1.00%	to	2.05%	13.67%		to	12.46%
2011	96	$1.13	to	$1.11	$144	9.05%	1.00%	to	2.05%	5.22%		to	4.12%
2010	109	$1.07	to	$1.07	$156	1.23%	1.00%	to	2.05%	7.16	%(6)	to	6.65	%(6)
2009	2,925	$1.22	to	$1.10	$3,579	4.70%	1.05%	to	2.00%	40.91%		to	39.58%
2008	1,846	$0.87	to	$0.78	$1,612	0.18%	1.05%	to	2.00%	(19.66%)		to	(20.42%)

 226  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

	At Dec. 31					For the year ended Dec. 31

	Units	Accumulation unit value			Net assets	Investment	Expense ratio			Total return
	(000s)	lowest to highest(1)			(000s)	income ratio(2)	lowest to highest(3)			lowest to highest(1)(4)

Col VP Intl Opp, Cl 3
2012	23	$1.21	to	$1.18	$30	1.55%	1.00%	to	2.05%	16.55%		to	15.33%
2011	25	$1.04	to	$1.02	$28	1.35%	1.00%	to	2.05%	(13.28%)		to	(14.19%)
2010	25	$1.19	to	$1.19	$33	1.41%	1.00%	to	2.05%	19.42	%(6)	to	18.86	%(6)
2009	33	$0.98	to	$0.73	$37	1.53%	1.05%	to	2.00%	26.21%		to	25.01%
2008	41	$0.78	to	$0.58	$37	2.28%	1.05%	to	2.00%	(41.06%)		to	(41.61%)

Col VP Lg Cap Gro, Cl 3
2012	11	$1.60	to	$1.34	$18	—	1.00%	to	2.05%	18.96%		to	17.71%
2011	12	$1.34	to	$1.14	$17	—	1.00%	to	2.05%	(4.18%)		to	(5.18%)
2010	15	$1.40	to	$1.20	$22	—	1.00%	to	2.05%	16.00%		to	20.23	%(6)
2009	31	$1.21	to	$0.69	$38	—	1.00%	to	2.00%	35.63%		to	34.28%
2008	39	$0.89	to	$0.51	$35	0.26%	1.00%	to	2.00%	(44.90%)		to	(45.45%)

Col VP Lg Core Quan, Cl 3
2012	357	$1.06	to	$1.38	$419	—	1.00%	to	2.05%	12.74%		to	11.56%
2011	538	$0.94	to	$1.24	$562	—	1.00%	to	2.05%	4.19%		to	3.10%
2010	594	$0.90	to	$1.20	$597	—	1.00%	to	2.05%	16.17%		to	20.09	%(6)
2009	643	$0.78	to	$0.65	$559	—	1.00%	to	2.00%	22.92%		to	21.70%
2008	642	$0.63	to	$0.54	$455	0.23%	1.00%	to	2.00%	(42.74%)		to	(43.31%)

Col VP Marsico Gro, Cl 1
2012	45	$1.33	to	$1.29	$49	0.73%	1.00%	to	2.05%	11.13%		to	9.95%
2011	45	$1.20	to	$1.18	$44	0.28%	1.00%	to	2.05%	(3.60%)		to	(4.61%)
2010	67	$1.24	to	$1.23	$69	0.18%	1.00%	to	2.05%	24.07	%(6)	to	23.48	%(6)
2009	5,628	$0.85	to	$0.74	$4,712	0.88%	1.05%	to	2.00%	25.34%		to	24.17%
2008	3,949	$0.67	to	$0.60	$2,649	0.35%	1.05%	to	2.00%	(40.08%)		to	(40.65%)

Col VP Marsico Intl Opp, Cl 2
2012	3	$1.18	to	$1.15	$3	1.02%	1.00%	to	2.05%	16.45%		to	15.23%
2011	3	$1.01	to	$1.00	$3	0.82%	1.00%	to	2.05%	(17.01%)		to	(17.88%)
2010	3	$1.22	to	$1.21	$3	0.69%	1.00%	to	2.05%	21.72	%(6)	to	21.14	%(6)
2009	3	$0.79	to	$0.69	$3	2.05%	1.05%	to	2.00%	36.51%		to	35.21%
2008	—	$0.58	to	$0.51	$1	1.27%	1.05%	to	2.00%	(49.02%)		to	(49.51%)

Col VP Mid Cap Gro Opp, Cl 3
2012	56	$1.20	to	$1.22	$61	—	1.05%	to	1.70%	10.09%		to	9.39%
2011	61	$1.09	to	$1.12	$60	—	1.05%	to	1.70%	(15.96%)		to	(16.51%)
2010	63	$1.30	to	$1.34	$74	—	1.05%	to	1.70%	24.96%		to	24.15%
2009	75	$1.04	to	$1.08	$71	—	1.05%	to	1.70%	61.70%		to	60.65%
2008	89	$0.64	to	$0.67	$52	0.02%	1.05%	to	1.70%	(45.43%)		to	(45.78%)

Col VP Mid Cap Val Opp, Cl 3
2012	5	$1.34	to	$1.31	$6	—	1.00%	to	2.05%	17.29%		to	16.05%
2011	5	$1.14	to	$1.13	$5	—	1.00%	to	2.05%	(9.40%)		to	(10.34%)
2010	5	$1.26	to	$1.26	$6	—	1.00%	to	2.05%	26.32	%(6)	to	25.72	%(6)
2009	—	$0.76	to	$0.72	$1	—	1.05%	to	2.00%	39.47%		to	38.15%
2008	—	$0.54	to	$0.52	$0	—	1.05%	to	2.00%	(45.68%)		to	(46.19%)

Col VP S&P 500, Cl 3
2012	579	$1.81	to	$1.32	$1,006	—	1.00%	to	2.05%	14.40%		to	13.19%
2011	650	$1.58	to	$1.17	$992	—	1.00%	to	2.05%	0.62%		to	(0.43%)
2010	870	$1.57	to	$1.17	$1,330	—	1.00%	to	2.05%	13.57%		to	17.18	%(6)
2009	883	$1.39	to	$0.73	$1,193	—	1.00%	to	2.00%	24.75%		to	23.51%
2008	984	$1.11	to	$0.59	$1,072	0.07%	1.00%	to	2.00%	(37.72%)		to	(38.34%)

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  227

	At Dec. 31					For the year ended Dec. 31

	Units	Accumulation unit value			Net assets	Investment	Expense ratio			Total return
	(000s)	lowest to highest(1)			(000s)	income ratio(2)	lowest to highest(3)			lowest to highest(1)(4)

Col VP Select Lg Cap Val, Cl 3
2012	—	$1.16	to	$1.19	$1	—	1.05%	to	1.70%	17.23%		to	16.48%
2011	—	$0.99	to	$1.03	$1	—	1.05%	to	1.70%	(2.72%)		to	(3.35%)
2010	—	$1.01	to	$1.06	$1	—	1.05%	to	1.70%	19.26%		to	18.49%
2009	—	$0.85	to	$0.90	$1	—	1.05%	to	1.70%	24.81%		to	24.00%
2008	—	$0.68	to	$0.72	$0	0.07%	1.05%	to	1.70%	(40.09%)		to	(40.47%)

Col VP US Govt Mtge, Cl 3
2012	843	$1.11	to	$0.99	$910	0.91%	1.00%	to	2.05%	0.62%		to	(0.44%)
2011	938	$1.10	to	$0.99	$1,010	0.89%	1.00%	to	2.05%	0.38%		to	(0.67%)
2010	1,080	$1.10	to	$1.00	$1,164	0.83%	1.00%	to	2.05%	1.98%		to	(0.25	%)(6)
2009	1,776	$1.08	to	$1.00	$1,884	2.84%	1.00%	to	2.00%	4.48%		to	3.44%
2008	1,464	$1.03	to	$0.96	$1,494	0.14%	1.00%	to	2.00%	(3.61%)		to	(4.57%)

Col VP Sm Cap Val, Cl 2
2012	31	$1.29	to	$1.26	$41	0.29%	1.00%	to	2.05%	10.15%		to	9.00%
2011	30	$1.17	to	$1.16	$37	0.89%	1.00%	to	2.05%	(7.06%)		to	(8.03%)
2010	42	$1.26	to	$1.26	$55	1.97%	1.00%	to	2.05%	25.41	%(6)	to	24.82	%(6)
2009	3,451	$0.95	to	$0.82	$3,462	1.00%	1.05%	to	2.00%	23.69%		to	22.53%
2008	2,518	$0.77	to	$0.67	$2,051	0.50%	1.05%	to	2.00%	(28.91%)		to	(29.58%)

CS Commodity Return
2012	3	$1.06	to	$1.04	$4	—	1.00%	to	2.05%	(3.07%)		to	(4.09%)
2011	3	$1.10	to	$1.08	$4	2.45%	1.00%	to	2.05%	(13.52%)		to	(14.42%)
2010	3	$1.27	to	$1.26	$4	8.32%	1.00%	to	2.05%	27.46	%(6)	to	26.84	%(6)
2009	—	$0.86	to	$0.80	$1	11.05%	1.05%	to	2.00%	18.23%		to	17.10%
2008	—	$0.72	to	$0.68	$1	1.59%	1.05%	to	2.00%	(34.42%)		to	(35.05%)

Drey IP MidCap Stock, Serv
2012	16	$1.24	to	$1.32	$22	0.20%	1.05%	to	1.70%	18.09%		to	17.32%
2011	17	$1.05	to	$1.13	$20	0.37%	1.05%	to	1.70%	(0.84%)		to	(1.48%)
2010	32	$1.06	to	$1.14	$38	0.92%	1.05%	to	1.70%	25.63%		to	24.81%
2009	35	$0.84	to	$0.92	$33	1.02%	1.05%	to	1.70%	33.93%		to	33.04%
2008	31	$0.63	to	$0.69	$22	0.78%	1.05%	to	1.70%	(41.07%)		to	(41.44%)

Drey IP Tech Gro, Serv
2012	234	$1.48	to	$1.40	$337	—	1.05%	to	1.70%	14.14%		to	13.40%
2011	277	$1.30	to	$1.23	$351	—	1.05%	to	1.70%	(9.00%)		to	(9.59%)
2010	295	$1.43	to	$1.36	$412	—	1.05%	to	1.70%	28.30%		to	27.47%
2009	378	$1.11	to	$1.07	$412	0.19%	1.05%	to	1.70%	55.42%		to	54.42%
2008	439	$0.72	to	$0.69	$309	—	1.05%	to	1.70%	(41.86%)		to	(42.24%)

Drey VIF Appr, Serv
2012	7	$1.37	to	$1.36	$12	3.23%	1.05%	to	1.70%	8.99%		to	8.27%
2011	7	$1.25	to	$1.26	$11	1.49%	1.05%	to	1.70%	7.61%		to	6.91%
2010	7	$1.17	to	$1.18	$10	1.89%	1.05%	to	1.70%	13.84%		to	13.11%
2009	7	$1.02	to	$1.04	$9	2.31%	1.05%	to	1.70%	20.95%		to	20.17%
2008	7	$0.85	to	$0.87	$8	1.71%	1.05%	to	1.70%	(30.46%)		to	(30.91%)

Drey VIF Intl Eq, Serv
2012	—	$1.22	to	$1.19	$1	0.14%	1.00%	to	2.05%	21.61%		to	20.34%
2011	—	$1.00	to	$0.99	$1	1.85%	1.00%	to	2.05%	(15.75%)		to	(16.64%)
2010	—	$1.19	to	$1.19	$1	1.24%	1.00%	to	2.05%	18.81	%(6)	to	18.25	%(6)
2009	—	$0.77	to	$0.70	$1	6.50%	1.05%	to	2.00%	23.59%		to	22.42%
2008	6	$0.62	to	$0.57	$4	1.56%	1.05%	to	2.00%	(42.96%)		to	(43.50%)

 228  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

	At Dec. 31					For the year ended Dec. 31

	Units	Accumulation unit value			Net assets	Investment	Expense ratio			Total return
	(000s)	lowest to highest(1)			(000s)	income ratio(2)	lowest to highest(3)			lowest to highest(1)(4)

Drey VIF Intl Val, Serv
2012	—	$1.02	to	$1.00	$1	2.55%	1.00%	to	2.05%	11.29%		to	10.14%
2011	—	$0.92	to	$0.90	$1	1.84%	1.00%	to	2.05%	(19.57%)		to	(20.41%)
2010	—	$1.14	to	$1.14	$1	1.37%	1.00%	to	2.05%	13.76	%(6)	to	13.22	%(6)
2009	—	$0.95	to	$0.76	$1	3.70%	1.05%	to	2.00%	29.29%		to	28.08%
2008	—	$0.74	to	$0.60	$1	2.20%	1.05%	to	2.00%	(38.13%)		to	(38.72%)

EV VT Floating-Rate Inc
2012	46	$1.13	to	$1.10	$79	4.19%	1.00%	to	2.05%	6.26%		to	5.14%
2011	64	$1.06	to	$1.04	$93	4.24%	1.00%	to	2.05%	1.53%		to	0.47%
2010	68	$1.04	to	$1.04	$96	4.02%	1.00%	to	2.05%	4.36	%(6)	to	3.87	%(6)
2009	1,880	$1.02	to	$1.00	$1,899	4.77%	1.05%	to	2.00%	42.80%		to	41.46%
2008	1,281	$0.71	to	$0.71	$911	5.74%	1.05%	to	2.00%	(27.90%)		to	(28.58%)

Fid VIP Contrafund, Serv Cl 2
2012	3,852	$2.19	to	$1.30	$7,121	1.06%	1.00%	to	2.05%	14.98%		to	13.77%
2011	4,737	$1.91	to	$1.14	$7,728	0.75%	1.00%	to	2.05%	(3.75%)		to	(4.75%)
2010	5,461	$1.98	to	$1.20	$9,408	0.98%	1.00%	to	2.05%	15.76%		to	19.13	%(6)
2009	6,689	$1.71	to	$0.75	$9,681	1.09%	1.00%	to	2.00%	34.12%		to	32.79%
2008	8,726	$1.28	to	$0.56	$9,221	0.83%	1.00%	to	2.00%	(43.26%)		to	(43.82%)

Fid VIP Gro, Serv Cl 2
2012	292	$1.78	to	$1.21	$498	0.34%	1.00%	to	1.70%	13.26%		to	12.47%
2011	330	$1.57	to	$1.08	$501	0.12%	1.00%	to	1.70%	(1.03%)		to	(1.71%)
2010	376	$1.59	to	$1.09	$580	0.03%	1.00%	to	1.70%	22.63%		to	21.77%
2009	389	$1.29	to	$0.90	$491	0.20%	1.00%	to	1.70%	26.69%		to	25.80%
2008	394	$1.02	to	$0.71	$394	0.60%	1.00%	to	1.70%	(47.83%)		to	(48.20%)

Fid VIP Invest Gr, Serv Cl 2
2012	916	$1.12	to	$1.09	$1,238	1.97%	1.00%	to	2.05%	4.55%		to	3.46%
2011	1,080	$1.07	to	$1.05	$1,401	2.89%	1.00%	to	2.05%	5.98%		to	4.88%
2010	1,202	$1.01	to	$1.01	$1,476	2.09%	1.00%	to	2.05%	1.20	%(6)	to	0.73	%(6)
2009	3,443	$1.17	to	$1.08	$3,980	8.50%	1.05%	to	2.00%	14.26%		to	13.19%
2008	2,989	$1.03	to	$0.96	$3,035	3.87%	1.05%	to	2.00%	(4.47%)		to	(5.37%)

Fid VIP Mid Cap, Serv Cl 2
2012	896	$2.86	to	$1.21	$2,197	0.38%	1.00%	to	2.05%	13.42%		to	12.23%
2011	977	$2.52	to	$1.08	$2,133	0.02%	1.00%	to	2.05%	(11.74%)		to	(12.66%)
2010	1,184	$2.86	to	$1.24	$3,045	0.09%	1.00%	to	2.05%	27.29%		to	22.89	%(6)
2009	2,649	$2.24	to	$0.79	$4,671	0.45%	1.00%	to	2.00%	38.36%		to	36.99%
2008	3,047	$1.62	to	$0.58	$3,849	0.25%	1.00%	to	2.00%	(40.21%)		to	(40.80%)

Fid VIP Overseas, Serv Cl 2
2012	245	$2.12	to	$1.17	$464	1.62%	1.00%	to	2.05%	19.18%		to	17.94%
2011	320	$1.78	to	$0.99	$509	1.16%	1.00%	to	2.05%	(18.16%)		to	(19.02%)
2010	331	$2.17	to	$1.22	$654	1.22%	1.00%	to	2.05%	11.71%		to	22.46	%(6)
2009	330	$1.95	to	$0.68	$580	1.96%	1.00%	to	2.00%	24.96%		to	23.73%
2008	354	$1.56	to	$0.55	$504	2.35%	1.00%	to	2.00%	(44.52%)		to	(45.07%)

FTVIPT Frank Global Real Est, Cl 2
2012	48	$1.76	to	$1.69	$83	—	1.00%	to	1.65%	26.14%		to	25.32%
2011	56	$1.39	to	$1.35	$78	7.57%	1.00%	to	1.65%	(6.59%)		to	(7.19%)
2010	119	$1.49	to	$1.46	$174	2.78%	1.00%	to	1.65%	19.77%		to	18.99%
2009	121	$1.25	to	$1.22	$149	12.56%	1.00%	to	1.65%	17.90%		to	17.13%
2008	154	$1.06	to	$1.04	$162	1.04%	1.00%	to	1.65%	(42.97%)		to	(43.34%)

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  229

	At Dec. 31					For the year ended Dec. 31

	Units	Accumulation unit value			Net assets	Investment	Expense ratio			Total return
	(000s)	lowest to highest(1)			(000s)	income ratio(2)	lowest to highest(3)			lowest to highest(1)(4)

FTVIPT Frank Inc Sec, Cl 2
2012	4	$1.24	to	$1.20	$6	6.40%	1.00%	to	2.05%	11.52%		to	10.36%
2011	4	$1.11	to	$1.09	$6	5.74%	1.00%	to	2.05%	1.37%		to	0.31%
2010	4	$1.09	to	$1.09	$6	7.03%	1.00%	to	2.05%	9.12	%(6)	to	8.61	%(6)
2009	1	$1.07	to	$0.89	$2	7.97%	1.05%	to	2.00%	34.19%		to	32.91%
2008	2	$0.80	to	$0.67	$2	5.04%	1.05%	to	2.00%	(30.40%)		to	(31.05%)

FTVIPT Frank Rising Divd, Cl 2
2012	—	$1.26	to	$1.29	$1	1.61%	1.05%	to	1.70%	10.79%		to	10.07%
2011	—	$1.14	to	$1.18	$1	1.51%	1.05%	to	1.70%	4.89%		to	4.21%
2010	—	$1.08	to	$1.13	$1	1.60%	1.05%	to	1.70%	19.38%		to	18.61%
2009	—	$0.91	to	$0.95	$1	1.46%	1.05%	to	1.70%	16.13%		to	15.37%
2008	—	$0.78	to	$0.82	$1	1.81%	1.05%	to	1.70%	(27.86%)		to	(28.33%)

FTVIPT Frank Sm Cap Val, Cl 2
2012	160	$2.63	to	$2.47	$412	0.74%	1.00%	to	1.65%	17.21%		to	16.45%
2011	194	$2.25	to	$2.12	$425	0.71%	1.00%	to	1.65%	(4.72%)		to	(5.33%)
2010	251	$2.36	to	$2.24	$579	0.73%	1.00%	to	1.65%	26.95%		to	26.12%
2009	239	$1.86	to	$1.78	$435	1.63%	1.00%	to	1.65%	27.87%		to	27.04%
2008	263	$1.45	to	$1.40	$376	1.18%	1.00%	to	1.65%	(33.68%)		to	(34.11%)

FTVIPT Frank Sm Mid Cap Gro, Cl 2
2012	550	$2.11	to	$1.26	$1,123	—	1.00%	to	1.70%	9.75%		to	8.98%
2011	555	$1.92	to	$1.16	$1,028	—	1.00%	to	1.70%	(5.78%)		to	(6.43%)
2010	572	$2.04	to	$1.24	$1,128	—	1.00%	to	1.70%	26.36%		to	25.47%
2009	575	$1.61	to	$0.98	$900	—	1.00%	to	1.70%	42.15%		to	41.15%
2008	625	$1.14	to	$0.70	$694	—	1.00%	to	1.70%	(43.07%)		to	(43.47%)

FTVIPT Mutual Shares Sec, Cl 2
2012	972	$1.78	to	$1.23	$1,665	1.92%	1.00%	to	1.70%	13.10%		to	12.31%
2011	1,323	$1.57	to	$1.09	$2,011	2.30%	1.00%	to	1.70%	(2.03%)		to	(2.70%)
2010	1,803	$1.60	to	$1.12	$2,805	1.60%	1.00%	to	1.70%	10.09%		to	9.32%
2009	1,955	$1.46	to	$1.03	$2,760	1.90%	1.00%	to	1.70%	24.80%		to	23.92%
2008	2,361	$1.17	to	$0.83	$2,672	3.01%	1.00%	to	1.70%	(37.73%)		to	(38.17%)

FTVIPT Temp For Sec, Cl 2
2012	259	$2.24	to	$2.14	$569	2.90%	1.00%	to	1.65%	17.05%		to	16.29%
2011	302	$1.91	to	$1.84	$568	1.72%	1.00%	to	1.65%	(11.52%)		to	(12.09%)
2010	366	$2.16	to	$2.09	$781	1.91%	1.00%	to	1.65%	7.33%		to	6.63%
2009	363	$2.02	to	$1.96	$724	3.03%	1.00%	to	1.65%	35.68%		to	34.80%
2008	326	$1.49	to	$1.46	$481	2.44%	1.00%	to	1.65%	(40.97%)		to	(41.36%)

FTVIPT Temp Global Bond, Cl 2
2012	315	$1.20	to	$1.17	$588	6.43%	1.00%	to	2.05%	13.92%		to	12.73%
2011	385	$1.06	to	$1.04	$635	5.67%	1.00%	to	2.05%	(1.86%)		to	(2.89%)
2010	409	$1.08	to	$1.07	$689	0.58%	1.00%	to	2.05%	8.27	%(6)	to	7.76	%(6)
2009	2,265	$1.45	to	$1.22	$3,314	14.56%	1.05%	to	2.00%	17.44%		to	16.33%
2008	2,015	$1.23	to	$1.05	$2,524	3.77%	1.05%	to	2.00%	5.10%		to	4.11%

FTVIPT Temp Gro Sec, Cl 2
2012	—	$1.27	to	$1.24	$2	2.04%	1.00%	to	2.05%	19.87%		to	18.60%
2011	—	$1.06	to	$1.05	$1	1.26%	1.00%	to	2.05%	(7.90%)		to	(8.86%)
2010	—	$1.15	to	$1.15	$1	1.13%	1.00%	to	2.05%	15.13	%(6)	to	14.59	%(6)
2009	—	$0.88	to	$0.70	$1	3.16%	1.05%	to	2.00%	29.73%		to	28.50%
2008	—	$0.68	to	$0.55	$1	1.78%	1.05%	to	2.00%	(42.92%)		to	(43.46%)

 230  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

	At Dec. 31					For the year ended Dec. 31

	Units	Accumulation unit value			Net assets	Investment	Expense ratio			Total return
	(000s)	lowest to highest(1)			(000s)	income ratio(2)	lowest to highest(3)			lowest to highest(1)(4)

GS VIT Mid Cap Val, Inst
2012	639	$1.36	to	$1.32	$936	1.10%	1.00%	to	2.05%	17.29%		to	16.06%
2011	800	$1.16	to	$1.14	$1,005	0.78%	1.00%	to	2.05%	(7.31%)		to	(8.28%)
2010	845	$1.25	to	$1.24	$1,149	0.48%	1.00%	to	2.05%	23.57	%(6)	to	22.98	%(6)
2009	2,185	$0.95	to	$0.78	$2,296	1.80%	1.05%	to	2.00%	31.76%		to	30.51%
2008	2,379	$0.72	to	$0.59	$1,902	1.14%	1.05%	to	2.00%	(37.71%)		to	(38.31%)

GS VIT Structd U.S. Eq, Inst
2012	—	$1.37	to	$1.34	$1	1.86%	1.00%	to	2.05%	13.31%		to	12.13%
2011	—	$1.21	to	$1.19	$1	1.79%	1.00%	to	2.05%	3.01%		to	1.93%
2010	—	$1.18	to	$1.17	$1	1.85%	1.00%	to	2.05%	16.51	%(6)	to	15.96	%(6)
2009	—	$0.70	to	$0.69	$1	2.17%	1.05%	to	2.00%	19.89%		to	18.74%
2008	—	$0.59	to	$0.58	$1	1.67%	1.05%	to	2.00%	(37.67%)		to	(38.24%)

Invesco VI Core Eq, Ser I
2012	315	$1.42	to	$1.42	$448	0.99%	1.40%	to	1.40%	12.29%		to	12.29%
2011	331	$1.27	to	$1.27	$419	0.96%	1.40%	to	1.40%	(1.45%)		to	(1.45%)
2010	365	$1.28	to	$1.28	$469	0.98%	1.40%	to	1.40%	8.03%		to	8.03%
2009	391	$1.19	to	$1.19	$465	1.82%	1.40%	to	1.40%	26.52%		to	26.52%
2008	444	$0.94	to	$0.94	$417	1.97%	1.40%	to	1.40%	(31.12%)		to	(31.12%)

Invesco VI Core Eq, Ser II
2012	7	$1.21	to	$1.16	$9	0.86%	1.00%	to	1.65%	12.48%		to	11.75%
2011	8	$1.08	to	$1.04	$9	0.77%	1.00%	to	1.65%	(1.29%)		to	(1.92%)
2010	8	$1.09	to	$1.06	$9	0.80%	1.00%	to	1.65%	8.16%		to	7.46%
2009	9	$1.01	to	$0.99	$10	1.73%	1.00%	to	1.65%	26.70%		to	25.89%
2008	8	$0.80	to	$0.78	$7	2.01%	1.00%	to	1.65%	(31.02%)		to	(31.46%)

Invesco VI Global Hlth, Ser II
2012	—	$1.37	to	$1.33	$2	—	1.00%	to	2.05%	19.40%		to	18.15%
2011	11	$1.14	to	$1.13	$12	—	1.00%	to	2.05%	2.69%		to	1.62%
2010	11	$1.11	to	$1.11	$11	—	1.00%	to	2.05%	10.85	%(6)	to	10.33	%(6)
2009	11	$0.92	to	$0.89	$11	0.18%	1.05%	to	2.00%	26.06%		to	24.87%
2008	—	$0.73	to	$0.71	$1	—	1.05%	to	2.00%	(29.54%)		to	(30.19%)

Invesco VI Intl Gro, Ser I
2012	22	$1.71	to	$1.71	$37	1.45%	1.40%	to	1.40%	13.92%		to	13.92%
2011	24	$1.50	to	$1.50	$35	1.59%	1.40%	to	1.40%	(8.04%)		to	(8.04%)
2010	26	$1.63	to	$1.63	$42	2.13%	1.40%	to	1.40%	11.30%		to	11.30%
2009	35	$1.46	to	$1.46	$51	1.43%	1.40%	to	1.40%	33.36%		to	33.36%
2008	53	$1.10	to	$1.10	$59	0.49%	1.40%	to	1.40%	(41.21%)		to	(41.21%)

Invesco VI Intl Gro, Ser II
2012	47	$1.23	to	$1.19	$46	1.29%	1.00%	to	2.05%	14.11%		to	12.91%
2011	47	$1.07	to	$1.06	$40	1.19%	1.00%	to	2.05%	(7.92%)		to	(8.88%)
2010	59	$1.17	to	$1.16	$55	0.11%	1.00%	to	2.05%	16.32	%(6)	to	15.77	%(6)
2009	4,393	$0.82	to	$0.75	$3,574	1.89%	1.05%	to	2.00%	33.50%		to	32.24%
2008	1,991	$0.61	to	$0.57	$1,218	0.63%	1.05%	to	2.00%	(41.17%)		to	(41.73%)

Invesco VI Mid Cap Core Eq, Ser II
2012	42	$1.23	to	$1.27	$56	—	1.05%	to	1.70%	9.46%		to	8.75%
2011	69	$1.12	to	$1.17	$83	0.09%	1.05%	to	1.70%	(7.48%)		to	(8.08%)
2010	70	$1.21	to	$1.27	$92	0.34%	1.05%	to	1.70%	12.59%		to	11.86%
2009	73	$1.08	to	$1.13	$85	1.09%	1.05%	to	1.70%	28.50%		to	27.67%
2008	73	$0.84	to	$0.89	$66	1.24%	1.05%	to	1.70%	(29.43%)		to	(29.88%)

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  231

	At Dec. 31					For the year ended Dec. 31

	Units	Accumulation unit value			Net assets	Investment	Expense ratio			Total return
	(000s)	lowest to highest(1)			(000s)	income ratio(2)	lowest to highest(3)			lowest to highest(1)(4)

Invesco VI Am Fran, Ser II
2012	—	$0.97	to	$0.96	$2	—	1.00%	to	2.05%	(3.34	%)(8)	to	(4.02	%)(8)
2011	—	—		—	—	—	—		—	—			—
2010	—	—		—	—	—	—		—	—			—
2009	—	—		—	—	—	—		—	—			—
2008	—	—		—	—	—	—		—	—			—

Invesco VI Comstock, Ser II
2012	2,142	$1.35	to	$1.31	$2,591	1.44%	1.00%	to	2.05%	17.73%		to	16.50%
2011	2,783	$1.14	to	$1.13	$2,872	1.35%	1.00%	to	2.05%	(3.08%)		to	(4.09%)
2010	2,990	$1.18	to	$1.17	$3,194	0.17%	1.00%	to	2.05%	17.23	%(6)	to	16.67	%(6)
2009	4,987	$0.88	to	$0.74	$4,601	4.50%	1.05%	to	2.00%	27.07%		to	25.87%
2008	5,459	$0.69	to	$0.59	$3,968	2.14%	1.05%	to	2.00%	(36.47%)		to	(37.07%)

Invesco VI Mid Cap Gro, Ser II
2012	63	$0.98	to	$0.97	$63	—	1.00%	to	2.05%	(2.40	%)(8)	to	(3.09	%)(8)
2011	—	—		—	—	—	—		—	—			—
2010	—	—		—	—	—	—		—	—			—
2009	—	—		—	—	—	—		—	—			—
2008	—	—		—	—	—	—		—	—			—

Invesco VI Val Opp, Ser II
2012	329	$1.54	to	$0.94	$435	1.09%	1.00%	to	1.70%	16.48%		to	15.67%
2011	514	$1.32	to	$0.81	$589	0.64%	1.00%	to	1.70%	(4.35%)		to	(5.02%)
2010	618	$1.38	to	$0.85	$753	0.36%	1.00%	to	1.70%	5.88%		to	5.14%
2009	636	$1.30	to	$0.81	$739	1.23%	1.00%	to	1.70%	46.27%		to	45.25%
2008	636	$0.89	to	$0.56	$503	0.54%	1.00%	to	1.70%	(52.38%)		to	(52.72%)

Janus Aspen Bal, Inst
2012	259	$2.27	to	$2.27	$589	2.84%	1.40%	to	1.40%	12.04%		to	12.04%
2011	273	$2.03	to	$2.03	$554	2.40%	1.40%	to	1.40%	0.23%		to	0.23%
2010	372	$2.02	to	$2.02	$753	2.85%	1.40%	to	1.40%	6.88%		to	6.88%
2009	420	$1.89	to	$1.89	$795	2.85%	1.40%	to	1.40%	24.14%		to	24.14%
2008	653	$1.53	to	$1.53	$997	2.42%	1.40%	to	1.40%	(17.01%)		to	(17.01%)

Janus Aspen Janus, Serv
2012	41	$1.28	to	$1.25	$44	0.43%	1.00%	to	2.05%	17.10%		to	15.88%
2011	43	$1.10	to	$1.08	$39	0.42%	1.00%	to	2.05%	(6.47%)		to	(7.46%)
2010	64	$1.17	to	$1.17	$62	0.01%	1.00%	to	2.05%	16.72	%(6)	to	16.17	%(6)
2009	4,863	$0.85	to	$0.78	$4,083	0.38%	1.05%	to	2.00%	34.59%		to	33.32%
2008	4,080	$0.63	to	$0.58	$2,555	0.65%	1.05%	to	2.00%	(40.50%)		to	(41.06%)

Janus Aspen Gbl Res, Inst
2012	123	$1.21	to	$1.21	$148	0.88%	1.40%	to	1.40%	18.41%		to	18.41%
2011	127	$1.02	to	$1.02	$129	0.59%	1.40%	to	1.40%	(14.94%)		to	(14.94%)
2010	133	$1.20	to	$1.20	$160	0.61%	1.40%	to	1.40%	14.23%		to	14.23%
2009	154	$1.05	to	$1.05	$161	1.39%	1.40%	to	1.40%	35.79%		to	35.79%
2008	189	$0.77	to	$0.77	$146	1.09%	1.40%	to	1.40%	(45.43%)		to	(45.43%)

CB Var Sm Cap Gro, Cl I
2012	—	$1.54	to	$1.50	$2	0.37%	1.00%	to	2.05%	18.23%		to	16.99%
2011	—	$1.30	to	$1.28	$1	—	1.00%	to	2.05%	0.38%		to	(0.67%)
2010	—	$1.29	to	$1.29	$1	—	1.00%	to	2.05%	29.12	%(6)	to	28.50	%(6)
2009	—	$0.86	to	$0.80	$1	—	1.05%	to	2.00%	41.28%		to	39.95%
2008	—	$0.61	to	$0.57	$1	—	1.05%	to	2.00%	(41.33%)		to	(41.88%)

 232  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

	At Dec. 31					For the year ended Dec. 31

	Units	Accumulation unit value			Net assets	Investment	Expense ratio			Total return
	(000s)	lowest to highest(1)			(000s)	income ratio(2)	lowest to highest(3)			lowest to highest(1)(4)

MFS Inv Gro Stock, Serv Cl
2012	82	$1.79	to	$1.29	$145	0.23%	1.00%	to	1.70%	15.52%		to	14.72%
2011	99	$1.55	to	$1.12	$152	0.27%	1.00%	to	1.70%	(0.63%)		to	(1.32%)
2010	194	$1.56	to	$1.14	$298	0.29%	1.00%	to	1.70%	11.04%		to	10.27%
2009	211	$1.41	to	$1.03	$292	0.45%	1.00%	to	1.70%	37.71%		to	36.74%
2008	225	$1.02	to	$0.76	$227	0.29%	1.00%	to	1.70%	(37.61%)		to	(38.04%)

MFS New Dis, Serv Cl
2012	129	$2.40	to	$1.60	$299	—	1.00%	to	1.70%	19.69%		to	18.85%
2011	141	$2.01	to	$1.34	$273	—	1.00%	to	1.70%	(11.38%)		to	(12.00%)
2010	186	$2.26	to	$1.53	$407	—	1.00%	to	1.70%	34.59%		to	33.65%
2009	180	$1.68	to	$1.14	$294	—	1.00%	to	1.70%	61.30%		to	60.17%
2008	186	$1.04	to	$0.71	$189	—	1.00%	to	1.70%	(40.12%)		to	(40.54%)

MFS Total Return, Serv Cl
2012	1,064	$1.60	to	$1.18	$1,655	2.33%	1.00%	to	2.05%	9.83%		to	8.67%
2011	1,421	$1.46	to	$1.09	$2,020	2.33%	1.00%	to	2.05%	0.58%		to	(0.47%)
2010	1,891	$1.45	to	$1.09	$2,683	2.57%	1.00%	to	2.05%	8.54%		to	8.86	%(6)
2009	1,936	$1.34	to	$0.86	$2,540	3.56%	1.00%	to	2.00%	16.55%		to	15.39%
2008	2,161	$1.15	to	$0.75	$2,441	2.90%	1.00%	to	2.00%	(23.09%)		to	(23.86%)

MFS Utilities, Serv Cl
2012	37	$3.49	to	$1.35	$109	5.98%	1.00%	to	2.05%	12.08%		to	10.91%
2011	56	$3.11	to	$1.22	$148	2.95%	1.00%	to	2.05%	5.45%		to	4.35%
2010	66	$2.95	to	$1.17	$180	2.90%	1.00%	to	2.05%	12.38%		to	15.57	%(6)
2009	62	$2.63	to	$0.83	$156	6.02%	1.00%	to	2.00%	31.55%		to	30.24%
2008	73	$2.00	to	$0.64	$145	1.20%	1.00%	to	2.00%	(38.43%)		to	(39.04%)

MS UIF Global Real Est, Cl II
2012	58	$1.39	to	$1.35	$53	0.55%	1.00%	to	2.05%	28.65%		to	27.30%
2011	60	$1.08	to	$1.06	$42	3.39%	1.00%	to	2.05%	(11.04%)		to	(11.97%)
2010	19	$1.21	to	$1.21	$16	0.63%	1.00%	to	2.05%	19.80	%(6)	to	19.24	%(6)
2009	1,096	$0.66	to	$0.66	$714	0.02%	1.05%	to	2.00%	39.94%		to	38.62%
2008	1,461	$0.47	to	$0.48	$682	2.63%	1.05%	to	2.00%	(44.93%)		to	(45.46%)

MS UIF Mid Cap Gro, Cl II
2012	—	$1.24	to	$1.21	$2	—	1.00%	to	2.05%	7.41%		to	6.29%
2011	—	$1.16	to	$1.14	$2	0.24%	1.00%	to	2.05%	(8.10%)		to	(9.06%)
2010	—	$1.26	to	$1.26	$2	—	1.00%	to	2.05%	25.72	%(6)	to	25.13	%(6)
2009	—	$0.92	to	$0.80	$1	—	1.05%	to	2.00%	55.72%		to	54.25%
2008	—	$0.59	to	$0.52	$1	0.70%	1.05%	to	2.00%	(47.37%)		to	(47.88%)

MS UIF U.S. Real Est, Cl II
2012	30	$1.21	to	$1.54	$49	0.57%	1.05%	to	1.70%	14.41%		to	13.66%
2011	36	$1.05	to	$1.35	$51	0.53%	1.05%	to	1.70%	4.56%		to	3.89%
2010	38	$1.01	to	$1.30	$51	1.95%	1.05%	to	1.70%	28.17%		to	27.35%
2009	45	$0.79	to	$1.02	$48	2.98%	1.05%	to	1.70%	27.15%		to	26.34%
2008	52	$0.62	to	$0.81	$43	2.67%	1.05%	to	1.70%	(38.71%)		to	(39.09%)

Oppen Cap Appr VA
2012	117	$1.49	to	$1.49	$174	0.65%	1.40%	to	1.40%	12.53%		to	12.53%
2011	117	$1.32	to	$1.32	$155	0.37%	1.40%	to	1.40%	(2.52%)		to	(2.52%)
2010	133	$1.36	to	$1.36	$181	0.18%	1.40%	to	1.40%	7.90%		to	7.90%
2009	144	$1.26	to	$1.26	$181	0.34%	1.40%	to	1.40%	42.51%		to	42.51%
2008	198	$0.88	to	$0.88	$175	0.16%	1.40%	to	1.40%	(46.28%)		to	(46.28%)

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  233

	At Dec. 31					For the year ended Dec. 31

	Units	Accumulation unit value			Net assets	Investment	Expense ratio			Total return
	(000s)	lowest to highest(1)			(000s)	income ratio(2)	lowest to highest(3)			lowest to highest(1)(4)

Oppen Cap Appr VA, Serv
2012	1,811	$1.64	to	$1.28	$2,654	0.38%	1.00%	to	2.05%	12.67%		to	11.49%
2011	2,156	$1.45	to	$1.15	$2,829	0.11%	1.00%	to	2.05%	(2.35%)		to	(3.37%)
2010	2,463	$1.49	to	$1.19	$3,342	—	1.00%	to	2.05%	8.06%		to	18.13	%(6)
2009	2,502	$1.38	to	$0.73	$3,150	0.01%	1.00%	to	2.00%	42.72%		to	41.30%
2008	2,711	$0.96	to	$0.51	$2,390	—	1.00%	to	2.00%	(46.20%)		to	(46.74%)

Oppen Global VA, Serv
2012	176	$2.54	to	$1.25	$416	1.86%	1.00%	to	2.05%	19.74%		to	18.49%
2011	190	$2.12	to	$1.06	$378	1.07%	1.00%	to	2.05%	(9.44%)		to	(10.38%)
2010	247	$2.34	to	$1.18	$546	1.18%	1.00%	to	2.05%	14.55%		to	17.64	%(6)
2009	235	$2.04	to	$0.76	$452	2.03%	1.00%	to	2.00%	37.97%		to	36.59%
2008	256	$1.48	to	$0.56	$359	1.29%	1.00%	to	2.00%	(40.93%)		to	(41.52%)

Oppen Global Strategic Inc VA
2012	13	$1.02	to	$1.02	$13	—	1.40%	to	1.40%	1.54	%(9)	to	1.54	%(9)
2011	—	—		—	—	—	—		—	—			—
2010	—	—		—	—	—	—		—	—			—
2009	—	—		—	—	—	—		—	—			—
2008	—	—		—	—	—	—		—	—			—

Oppen Global Strategic Inc VA, Srv
2012	1,932	$1.79	to	$1.16	$3,217	5.51%	1.00%	to	2.05%	12.02%		to	10.86%
2011	2,286	$1.59	to	$1.05	$3,400	2.95%	1.00%	to	2.05%	(0.35%)		to	(1.39%)
2010	2,833	$1.60	to	$1.06	$4,273	12.14%	1.00%	to	2.05%	13.63%		to	6.38	%(6)
2009	6,588	$1.41	to	$0.99	$8,378	0.23%	1.00%	to	2.00%	17.23%		to	16.05%
2008	6,301	$1.20	to	$0.86	$6,955	4.75%	1.00%	to	2.00%	(15.34%)		to	(16.18%)

Oppen Main St Sm Cap VA, Serv
2012	627	$2.49	to	$1.35	$1,317	0.32%	1.00%	to	2.05%	16.50%		to	15.28%
2011	709	$2.13	to	$1.17	$1,305	0.41%	1.00%	to	2.05%	(3.35%)		to	(4.36%)
2010	863	$2.21	to	$1.22	$1,686	0.43%	1.00%	to	2.05%	21.83%		to	21.25	%(6)
2009	1,171	$1.81	to	$0.77	$1,905	0.64%	1.00%	to	2.00%	35.52%		to	34.18%
2008	1,220	$1.34	to	$0.57	$1,478	0.28%	1.00%	to	2.00%	(38.62%)		to	(39.23%)

PIMCO VIT All Asset, Advisor Cl
2012	82	$1.22	to	$1.19	$108	4.83%	1.00%	to	2.05%	13.67%		to	12.47%
2011	86	$1.07	to	$1.06	$99	7.38%	1.00%	to	2.05%	0.91%		to	(0.13%)
2010	98	$1.06	to	$1.06	$113	4.47%	1.00%	to	2.05%	6.44	%(6)	to	5.94	%(6)
2009	2,394	$1.04	to	$0.99	$2,461	6.47%	1.05%	to	2.00%	20.16%		to	19.01%
2008	3,194	$0.86	to	$0.83	$2,743	6.14%	1.05%	to	2.00%	(16.79%)		to	(17.58%)

Put VT Div Inc, Cl IA
2012	26	$1.80	to	$1.80	$47	5.90%	1.40%	to	1.40%	10.25%		to	10.25%
2011	30	$1.63	to	$1.63	$48	10.07%	1.40%	to	1.40%	(4.37%)		to	(4.37%)
2010	32	$1.71	to	$1.71	$54	13.70%	1.40%	to	1.40%	11.45%		to	11.45%
2009	40	$1.53	to	$1.53	$61	7.62%	1.40%	to	1.40%	52.68%		to	52.68%
2008	50	$1.00	to	$1.00	$50	6.60%	1.40%	to	1.40%	(31.96%)		to	(31.96%)

Put VT Div Inc, Cl IB
2012	34	$1.83	to	$1.83	$63	5.65%	1.40%	to	1.40%	9.97%		to	9.97%
2011	37	$1.67	to	$1.67	$61	9.67%	1.40%	to	1.40%	(4.51%)		to	(4.51%)
2010	39	$1.75	to	$1.75	$69	15.92%	1.40%	to	1.40%	11.11%		to	11.11%
2009	63	$1.57	to	$1.57	$99	7.78%	1.40%	to	1.40%	53.20%		to	53.20%
2008	96	$1.03	to	$1.03	$98	6.87%	1.40%	to	1.40%	(31.78%)		to	(31.78%)

 234  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

	At Dec. 31					For the year ended Dec. 31

	Units	Accumulation unit value			Net assets	Investment	Expense ratio			Total return
	(000s)	lowest to highest(1)			(000s)	income ratio(2)	lowest to highest(3)			lowest to highest(1)(4)

Put VT Global Hlth Care, Cl IB
2012	—	$1.29	to	$1.35	$1	1.25%	1.05%	to	1.70%	20.98%		to	20.20%
2011	—	$1.07	to	$1.13	$1	3.47%	1.05%	to	1.70%	(2.21%)		to	(2.85%)
2010	—	$1.09	to	$1.16	$1	1.89%	1.05%	to	1.70%	1.40%		to	0.74%
2009	—	$1.07	to	$1.15	$1	11.03%	1.05%	to	1.70%	24.69%		to	23.89%
2008	—	$0.86	to	$0.93	$1	—	1.05%	to	1.70%	(17.94%)		to	(18.47%)

Put VT Gro & Inc, Cl IA
2012	39	$1.43	to	$1.43	$56	2.01%	1.40%	to	1.40%	17.77%		to	17.77%
2011	46	$1.22	to	$1.22	$55	1.54%	1.40%	to	1.40%	(5.77%)		to	(5.77%)
2010	52	$1.29	to	$1.29	$67	1.79%	1.40%	to	1.40%	13.12%		to	13.12%
2009	63	$1.14	to	$1.14	$71	3.95%	1.40%	to	1.40%	28.35%		to	28.35%
2008	124	$0.89	to	$0.89	$110	2.72%	1.40%	to	1.40%	(39.42%)		to	(39.42%)

Put VT Gro & Inc, Cl IB
2012	155	$1.61	to	$1.51	$195	1.70%	1.00%	to	1.65%	17.95%		to	17.19%
2011	162	$1.37	to	$1.29	$173	1.24%	1.00%	to	1.65%	(5.59%)		to	(6.20%)
2010	184	$1.45	to	$1.38	$209	1.62%	1.00%	to	1.65%	13.24%		to	12.50%
2009	210	$1.28	to	$1.22	$214	2.77%	1.00%	to	1.65%	28.52%		to	27.69%
2008	288	$1.00	to	$0.96	$228	2.36%	1.00%	to	1.65%	(39.31%)		to	(39.71%)

Put VT Hi Yield, Cl IA
2012	31	$1.96	to	$1.96	$61	8.02%	1.40%	to	1.40%	14.72%		to	14.72%
2011	38	$1.70	to	$1.70	$64	8.01%	1.40%	to	1.40%	0.44%		to	0.44%
2010	40	$1.70	to	$1.70	$68	7.25%	1.40%	to	1.40%	12.95%		to	12.95%
2009	48	$1.50	to	$1.50	$73	10.59%	1.40%	to	1.40%	48.23%		to	48.23%
2008	56	$1.01	to	$1.01	$56	10.34%	1.40%	to	1.40%	(27.04%)		to	(27.04%)

Put VT Hi Yield, Cl IB
2012	42	$2.08	to	$2.08	$87	7.56%	1.40%	to	1.40%	14.39%		to	14.39%
2011	45	$1.82	to	$1.82	$81	7.71%	1.40%	to	1.40%	0.35%		to	0.35%
2010	46	$1.81	to	$1.81	$83	7.85%	1.40%	to	1.40%	12.46%		to	12.46%
2009	54	$1.61	to	$1.61	$86	10.74%	1.40%	to	1.40%	48.10%		to	48.10%
2008	70	$1.09	to	$1.09	$76	10.27%	1.40%	to	1.40%	(27.10%)		to	(27.10%)

Put VT Intl Eq, Cl IB
2012	9	$1.79	to	$1.11	$16	2.16%	1.00%	to	1.70%	20.70%		to	19.86%
2011	9	$1.48	to	$0.93	$14	3.33%	1.00%	to	1.70%	(17.76%)		to	(18.33%)
2010	41	$1.80	to	$1.14	$72	3.74%	1.00%	to	1.70%	8.93%		to	8.18%
2009	46	$1.66	to	$1.05	$75	—	1.00%	to	1.70%	23.39%		to	22.53%
2008	59	$1.34	to	$0.86	$78	2.13%	1.00%	to	1.70%	(44.51%)		to	(44.89%)

Put VT Multi-Cap Gro, Cl IA
2012	21	$1.32	to	$1.32	$28	0.50%	1.40%	to	1.40%	15.46%		to	15.46%
2011	24	$1.14	to	$1.14	$27	0.40%	1.40%	to	1.40%	(6.20%)		to	(6.20%)
2010	25	$1.22	to	$1.22	$31	0.59%	1.40%	to	1.40%	18.21%		to	18.21%
2009	32	$1.03	to	$1.03	$33	0.67%	1.40%	to	1.40%	30.64%		to	30.64%
2008	33	$0.79	to	$0.79	$26	0.35%	1.40%	to	1.40%	(39.47%)		to	(39.47%)

Put VT Multi-Cap Gro, Cl IB
2012	13	$1.23	to	$1.21	$17	0.23%	1.00%	to	1.70%	15.59%		to	14.79%
2011	13	$1.06	to	$1.05	$15	0.25%	1.00%	to	1.70%	(6.02%)		to	(6.68%)
2010	23	$1.13	to	$1.13	$26	—	1.00%	to	1.70%	13.01	%(7)	to	12.80	%(7)
2009	—	—		—	—	—	—		—	—			—
2008	—	—		—	—	—	—		—	—			—

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  235

	At Dec. 31					For the year ended Dec. 31

	Units	Accumulation unit value			Net assets	Investment	Expense ratio			Total return
	(000s)	lowest to highest(1)			(000s)	income ratio(2)	lowest to highest(3)			lowest to highest(1)(4)

Put VT Research, Cl IB
2012	—	$1.70	to	$1.60	$1	0.99%	1.00%	to	1.65%	16.75%		to	15.98%
2011	—	$1.46	to	$1.38	$1	1.12%	1.00%	to	1.65%	(2.72%)		to	(3.35%)
2010	6	$1.50	to	$1.42	$9	1.02%	1.00%	to	1.65%	15.21%		to	14.47%
2009	6	$1.30	to	$1.24	$8	1.10%	1.00%	to	1.65%	31.85%		to	31.00%
2008	6	$0.99	to	$0.95	$6	0.20%	1.00%	to	1.65%	(39.16%)		to	(39.56%)

Put VT Sm Cap Val, Cl IB
2012	63	$1.04	to	$1.13	$72	0.44%	1.05%	to	1.70%	16.26%		to	15.51%
2011	67	$0.89	to	$0.98	$66	0.50%	1.05%	to	1.70%	(5.72%)		to	(6.33%)
2010	72	$0.95	to	$1.05	$76	0.29%	1.05%	to	1.70%	24.66%		to	23.86%
2009	102	$0.76	to	$0.85	$87	2.02%	1.05%	to	1.70%	30.15%		to	29.32%
2008	119	$0.58	to	$0.65	$78	1.47%	1.05%	to	1.70%	(39.99%)		to	(40.38%)

Put VT Voyager, Cl IB
2012	107	$1.30	to	$1.30	$139	0.33%	1.40%	to	1.40%	12.64%		to	12.64%
2011	116	$1.15	to	$1.15	$134	—	1.40%	to	1.40%	(18.99%)		to	(18.99%)
2010	137	$1.43	to	$1.43	$195	1.31%	1.40%	to	1.40%	19.12%		to	19.12%
2009	169	$1.20	to	$1.20	$202	0.89%	1.40%	to	1.40%	61.62%		to	61.62%
2008	230	$0.74	to	$0.74	$171	—	1.40%	to	1.40%	(37.91%)		to	(37.91%)

VP Aggr, Cl 2
2012	381	$1.26	to	$1.23	$461	—	1.00%	to	2.05%	12.58%		to	11.40%
2011	386	$1.12	to	$1.10	$416	—	1.00%	to	2.05%	(4.06%)		to	(5.06%)
2010	598	$1.17	to	$1.16	$672	—	1.00%	to	2.05%	16.59	%(6)	to	16.04	%(6)
2009	—	—		—	—	—	—		—	—			—
2008	—	—		—	—	—	—		—	—			—

VP Aggr, Cl 4
2012	7,397	$1.26	to	$1.23	$8,904	—	1.00%	to	2.05%	12.56%		to	11.38%
2011	8,804	$1.12	to	$1.10	$9,441	—	1.00%	to	2.05%	(3.88%)		to	(4.88%)
2010	10,578	$1.17	to	$1.16	$11,834	—	1.00%	to	2.05%	16.59	%(6)	to	16.04	%(6)
2009	—	—		—	—	—	—		—	—			—
2008	—	—		—	—	—	—		—	—			—

VP BR Gl Infl Prot Sec, Cl 3
2012	155	$1.16	to	$1.13	$211	4.31%	1.00%	to	2.05%	4.55%		to	3.47%
2011	165	$1.11	to	$1.09	$215	7.37%	1.00%	to	2.05%	8.94%		to	7.80%
2010	191	$1.02	to	$1.01	$228	0.30%	1.00%	to	2.05%	1.79	%(6)	to	1.31	%(6)
2009	3,879	$1.15	to	$1.06	$4,406	9.73%	1.05%	to	2.00%	5.72%		to	4.72%
2008	1,839	$1.08	to	$1.01	$1,986	2.55%	1.05%	to	2.00%	(0.91%)		to	(1.84%)

VP Conserv, Cl 2
2012	783	$1.14	to	$1.11	$882	—	1.00%	to	2.05%	6.21%		to	5.09%
2011	448	$1.07	to	$1.06	$477	—	1.00%	to	2.05%	2.21%		to	1.15%
2010	319	$1.05	to	$1.04	$333	—	1.00%	to	2.05%	4.94	%(6)	to	4.44	%(6)
2009	—	—		—	—	—	—		—	—			—
2008	—	—		—	—	—	—		—	—			—

VP Conserv, Cl 4
2012	3,607	$1.14	to	$1.11	$4,056	—	1.00%	to	2.05%	6.21%		to	5.09%
2011	3,908	$1.07	to	$1.06	$4,148	—	1.00%	to	2.05%	2.21%		to	1.15%
2010	3,945	$1.05	to	$1.05	$4,110	—	1.00%	to	2.05%	5.04	%(6)	to	4.55	%(6)
2009	—	—		—	—	—	—		—	—			—
2008	—	—		—	—	—	—		—	—			—

 236  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

	At Dec. 31					For the year ended Dec. 31

	Units	Accumulation unit value			Net assets	Investment	Expense ratio			Total return
	(000s)	lowest to highest(1)			(000s)	income ratio(2)	lowest to highest(3)			lowest to highest(1)(4)

VP Mod, Cl 2
2012	5,592	$1.21	to	$1.18	$6,580	—	1.00%	to	2.05%	9.77%		to	8.61%
2011	5,663	$1.10	to	$1.08	$6,101	—	1.00%	to	2.05%	(0.72%)		to	(1.76%)
2010	4,784	$1.11	to	$1.10	$5,220	—	1.00%	to	2.05%	10.83	%(6)	to	10.30	%(6)
2009	—	—		—	—	—	—		—	—			—
2008	—	—		—	—	—	—		—	—			—

VP Mod, Cl 4
2012	23,774	$1.21	to	$1.18	$28,087	—	1.00%	to	2.05%	9.76%		to	8.61%
2011	26,223	$1.10	to	$1.08	$28,315	—	1.00%	to	2.05%	(0.63%)		to	(1.67%)
2010	26,510	$1.11	to	$1.10	$28,907	—	1.00%	to	2.05%	10.83	%(6)	to	10.30	%(6)
2009	—	—		—	—	—	—		—	—			—
2008	—	—		—	—	—	—		—	—			—

VP Mod Aggr, Cl 2
2012	3,804	$1.23	to	$1.20	$4,529	—	1.00%	to	2.05%	11.13%		to	9.96%
2011	4,000	$1.11	to	$1.09	$4,309	—	1.00%	to	2.05%	(2.40%)		to	(3.42%)
2010	3,015	$1.14	to	$1.13	$3,351	—	1.00%	to	2.05%	13.67	%(6)	to	13.13	%(6)
2009	—	—		—	—	—	—		—	—			—
2008	—	—		—	—	—	—		—	—			—

VP Mod Aggr, Cl 4
2012	18,996	$1.23	to	$1.20	$22,701	—	1.00%	to	2.05%	11.10%		to	9.93%
2011	21,051	$1.11	to	$1.09	$22,724	—	1.00%	to	2.05%	(2.31%)		to	(3.33%)
2010	22,200	$1.14	to	$1.13	$24,626	—	1.00%	to	2.05%	13.66	%(6)	to	13.12	%(6)
2009	—	—		—	—	—	—		—	—			—
2008	—	—		—	—	—	—		—	—			—

VP Mod Conserv, Cl 2
2012	1,769	$1.17	to	$1.14	$2,033	—	1.00%	to	2.05%	7.67%		to	6.54%
2011	1,814	$1.09	to	$1.07	$1,946	—	1.00%	to	2.05%	0.85%		to	(0.20%)
2010	1,247	$1.08	to	$1.07	$1,335	—	1.00%	to	2.05%	7.76	%(6)	to	7.24	%(6)
2009	—	—		—	—	—	—		—	—			—
2008	—	—		—	—	—	—		—	—			—

VP Mod Conserv, Cl 4
2012	2,808	$1.17	to	$1.14	$3,231	—	1.00%	to	2.05%	7.75%		to	6.61%
2011	3,144	$1.09	to	$1.07	$3,373	—	1.00%	to	2.05%	0.94%		to	(0.11%)
2010	3,995	$1.08	to	$1.07	$4,267	—	1.00%	to	2.05%	7.75	%(6)	to	7.24	%(6)
2009	—	—		—	—	—	—		—	—			—
2008	—	—		—	—	—	—		—	—			—

VP Ptnrs Sm Cap Val, Cl 3
2012	631	$2.51	to	$1.28	$1,092	—	1.00%	to	2.05%	12.38%		to	11.20%
2011	780	$2.23	to	$1.15	$1,255	—	1.00%	to	2.05%	(5.40%)		to	(6.39%)
2010	803	$2.36	to	$1.23	$1,386	—	1.00%	to	2.05%	23.20%		to	22.62	%(6)
2009	926	$1.91	to	$0.83	$1,308	—	1.00%	to	2.00%	35.19%		to	33.85%
2008	978	$1.42	to	$0.62	$1,033	0.11%	1.00%	to	2.00%	(32.25%)		to	(32.93%)

VP Sit Divd Gro, Cl 3
2012	91	$1.22	to	$1.19	$81	—	1.00%	to	2.05%	9.59%		to	8.44%
2011	92	$1.11	to	$1.10	$75	—	1.00%	to	2.05%	(4.46%)		to	(5.46%)
2010	75	$1.16	to	$1.16	$65	—	1.00%	to	2.05%	16.45	%(6)	to	15.90	%(6)
2009	6,018	$0.78	to	$0.76	$4,680	—	1.05%	to	2.00%	29.96%		to	28.73%
2008	3,490	$0.60	to	$0.59	$2,096	0.03%	1.05%	to	2.00%	(39.22%)		to	(39.81%)

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2  ■  237

	At Dec. 31					For the year ended Dec. 31

	Units	Accumulation unit value			Net assets	Investment	Expense ratio			Total return
	(000s)	lowest to highest(1)			(000s)	income ratio(2)	lowest to highest(3)			lowest to highest(1)(4)

VP Vty Estb Val, Cl 3
2012	30	$1.32	to	$1.29	$40	—	1.00%	to	2.05%	15.85%		to	14.64%
2011	30	$1.14	to	$1.12	$35	—	1.00%	to	2.05%	(7.37%)		to	(8.33%)
2010	—	$1.23	to	$1.22	$1	—	1.00%	to	2.05%	22.98	%(6)	to	22.40	%(6)
2009	—	$0.98	to	$0.79	$1	—	1.05%	to	2.00%	35.20%		to	33.92%
2008	—	$0.72	to	$0.59	$1	—	1.05%	to	2.00%	(37.35%)		to	(37.94%)

Wanger Intl
2012	507	$1.24	to	$1.21	$1,005	1.16%	1.00%	to	2.05%	20.36%		to	19.09%
2011	641	$1.03	to	$1.01	$1,061	4.79%	1.00%	to	2.05%	(15.47%)		to	(16.36%)
2010	631	$1.22	to	$1.21	$1,239	1.65%	1.00%	to	2.05%	21.78	%(6)	to	21.20	%(6)
2009	1,939	$1.13	to	$0.76	$2,718	3.84%	1.05%	to	2.00%	48.22%		to	46.81%
2008	2,419	$0.76	to	$0.52	$2,302	0.88%	1.05%	to	2.00%	(46.17%)		to	(46.68%)

Wanger USA
2012	431	$1.46	to	$1.42	$624	0.30%	1.00%	to	2.05%	18.83%		to	17.58%
2011	547	$1.23	to	$1.21	$668	—	1.00%	to	2.05%	(4.45%)		to	(5.45%)
2010	612	$1.29	to	$1.28	$786	—	1.00%	to	2.05%	28.07	%(6)	to	27.46	%(6)
2009	1,813	$0.95	to	$0.80	$1,832	—	1.05%	to	2.00%	40.74%		to	39.41%
2008	1,660	$0.67	to	$0.57	$1,203	—	1.05%	to	2.00%	(40.32%)		to	(40.88%)

(1)	The accumulation unit values and total returns are based on the variable annuity contracts with the lowest and highest expense ratios.
(2)	These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable account expenses that result in direct reductions in the unit values. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests. These ratios are annualized for periods less than one year.
(3)	These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
(4)	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. Although the total return is presented as a range of minimum to maximum values, based on the subaccounts representing the minimum and maximum expense ratio amounts, some individual subaccount total returns are not within the ranges presented due to the introduction of new subaccounts during the year and other market factors.
(5)	New subaccount operations commenced on Sept. 26, 2008.
(6)	New subaccount operations commenced on July 19, 2010.
(7)	New subaccount operations commenced on Sept. 24, 2010.
(8)	New subaccount operations commenced on April 27, 2012.
(9)	New subaccount operations commenced on Oct. 26, 2012.

 238  ■  RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
TO THE BOARD OF DIRECTORS AND SHAREHOLDER OF
RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK:

We have audited the accompanying balance sheets of RiverSource Life Insurance Co. of New York (the “Company”) as of December 31, 2012 and December 31, 2011, and the related statements of income, statements of comprehensive income, statements of shareholder’s equity and statements of cash flows for each of the two years in the period ended December 31, 2012. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of RiverSource Life Insurance Co. of New York at December 31, 2012 and December 31, 2011, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2012 in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 to the financial statements, the Company changed the manner in which it accounts for deferred acquisition costs in 2012.

Minneapolis, Minnesota

April 18, 2013

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
TO THE BOARD OF DIRECTORS AND SHAREHOLDER OF
RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK

We have audited the accompanying statements of income, comprehensive income, shareholder’s equity and cash flows of RiverSource Life Insurance Co. of New York, (a wholly owned subsidiary of RiverSource Life Insurance Company) (the Company) for the year ended December 31, 2010. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the results of RiverSource Life Insurance Co. of New York’s operations and its cash flows for the year ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

As discussed in Notes 1 and 3 to the financial statements, in 2012 the Company adopted new accounting guidance related to the deferral of acquisition costs for insurance and annuity products. The accompanying 2010 financial statements have been retrospectively adjusted.

Minneapolis, Minnesota

April 15, 2011; except for Notes 1 and 3, regarding the impact of the adopted new accounting guidance related to the deferral of acquisition costs for insurance and annuity products, as to which the date is April 18, 2013.

RiverSource Life Insurance Co. of New York

BALANCE SHEETS
(in thousands, except share amounts)

December 31,	2012	2011

Assets

Investments:
Available-for-Sale — Fixed maturities, at fair value (amortized cost: 2012, $1,682,636; 2011, $1,683,189)	$1,885,210	$1,836,161
Commercial mortgage loans, at amortized cost (less allowance for loan losses: 2012 and 2011, $2,038)	155,292	153,293
Policy loans	39,389	37,367
Other investments	244	204

Total investments	2,080,135	2,027,025
Cash and cash equivalents	30,022	82,180
Restricted cash	3,500	—
Reinsurance recoverables	99,385	92,289
Other receivables	6,721	7,066
Accrued investment income	20,730	21,863
Deferred acquisition costs	127,704	133,032
Deferred sales inducement costs	18,242	21,222
Other assets	75,383	94,454
Separate account assets	3,786,931	3,413,475

Total assets	$6,248,753	$5,892,606

Liabilities and Shareholder’s Equity

Liabilities:
Future policy benefits	$1,971,580	$1,982,149
Policy claims and other policyholders’ funds	7,261	6,753
Other liabilities	86,296	105,079
Separate account liabilities	3,786,931	3,413,475

Total liabilities	5,852,068	5,507,456

Shareholder’s equity:
Common stock, $10 par value; 200,000 shares authorized, issued and outstanding	2,000	2,000
Additional paid-in capital	106,751	106,659
Retained earnings	199,190	211,372
Accumulated other comprehensive income, net of tax	88,744	65,119

Total shareholder’s equity	396,685	385,150

Total liabilities and shareholder’s equity	$6,248,753	$5,892,606

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

STATEMENTS OF INCOME
(in thousands)

Years Ended December 31,	2012	2011	2010

Revenues

Premiums	$24,515	$23,703	$26,406
Net investment income	97,467	103,556	107,072
Policy and contract charges	90,417	86,822	78,833
Other revenues	16,937	15,743	12,976
Net realized investment gains	463	643	1,646

Total revenues	229,799	230,467	226,933

Benefits and expenses

Benefits, claims, losses and settlement expenses	57,786	66,444	54,542
Interest credited to fixed accounts	55,234	54,676	59,133
Amortization of deferred acquisition costs	19,537	14,686	6,452
Other insurance and operating expenses	44,574	44,693	41,655

Total benefits and expenses	177,131	180,499	161,782

Pretax income	52,668	49,968	65,151
Income tax provision	14,850	11,172	16,639

Net income	$37,818	$38,796	$48,512

Supplemental Disclosures:
Total other-than-temporary impairment losses on securities	$(457)	$(2,587)	$(275)
Portion of gain recognized in other comprehensive income (before taxes)	14	1,787	39

Net impairment losses recognized in net realized investment gains	$(443)	$(800)	$(236)

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

STATEMENTS OF COMPREHENSIVE INCOME
(in thousands)

Years Ended December 31,	2012	2011	2010

Net income	$37,818	$38,796	$48,512
Other comprehensive income, net of tax:
Net unrealized securities gains arising during the period	32,542	25,453	39,437
Reclassification of net securities gains included in net income	(301)	(441)	(1,362)
Impact on deferred acquisition costs, deferred sales inducement costs, benefit reserves and reinsurance recoverables from unrealized gains on securities	(8,616)	(8,455)	(21,811)

Total other comprehensive income, net of tax	23,625	16,557	16,264

Total comprehensive income	$61,443	$55,353	$64,776

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

STATEMENTS OF SHAREHOLDER’S EQUITY
(in thousands)

		Additional		Accumulated Other
	Common	Paid-in	Retained	Comprehensive
	Stock	Capital	Earnings	Income	Total

Balances at January 1, 2010, previously reported	$2,000	$106,634	$294,112	$30,225	$432,971
Cumulative effect of change in accounting policies, net of tax	—	—	(63,237)	2,073	(61,164)

Balances at January 1, 2010, as adjusted	2,000	106,634	230,875	32,298	371,807
Comprehensive income:
Net income	—	—	48,512	—	48,512
Other comprehensive income, net of tax	—	—	—	16,264	16,264

Total comprehensive income					64,776
Tax adjustment on share-based incentive compensation plan	—	(2)	—	—	(2)
Cash dividends to RiverSource Life Insurance Company	—	—	(28,234)	—	(28,234)

Balances at December 31, 2010	2,000	106,632	251,153	48,562	408,347
Comprehensive income:
Net income	—	—	38,796	—	38,796
Other comprehensive income, net of tax	—	—	—	16,557	16,557

Total comprehensive income					55,353
Tax adjustment on share-based incentive compensation plan	—	27	—	—	27
Cash dividends to RiverSource Life Insurance Company	—	—	(78,577)	—	(78,577)

Balances at December 31, 2011	2,000	106,659	211,372	65,119	385,150
Comprehensive income:
Net income	—	—	37,818	—	37,818
Other comprehensive income, net of tax	—	—	—	23,625	23,625

Total comprehensive income					61,443
Tax adjustment on share-based incentive compensation plan	—	92	—	—	92
Cash dividends to RiverSource Life Insurance Company	—	—	(50,000)	—	(50,000)

Balances at December 31, 2012	$2,000	$106,751	$199,190	$88,744	$396,685

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

STATEMENTS OF CASH FLOWS
(in thousands)

Years Ended December 31,	2012	2011	2010

Cash Flows from Operating Activities

Net income	$37,818	$38,796	$48,512
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and accretion, net	2,228	(573)	(1,006)
Deferred income tax expense (benefit)	1,077	(4,971)	4,765
Contractholder and policyholder charges, non-cash	(17,661)	(16,856)	(16,958)
Loss (gain) from equity method investments	(40)	29	(120)
Net realized investment gains	(906)	(1,143)	(2,332)
Other-than-temporary impairments and provision for loan losses recognized in net realized investment gains	443	500	686
Change in operating assets and liabilities:
Deferred acquisition costs	2,426	(3,380)	(9,814)
Deferred sales inducement costs	2,539	2,220	(2,116)
Future policy benefits for traditional life, disability income and long term care insurance	19,982	16,043	19,362
Policy claims and other policyholders’ funds	508	(555)	409
Reinsurance recoverables	(8,063)	(9,378)	(9,039)
Other receivables	390	(789)	(442)
Accrued investment income	1,133	170	191
Derivatives collateral, net	(30,180)	43,520	8,290
Other, net	6,671	615	13,392

Net cash provided by operating activities	18,365	64,248	53,780

Cash Flows from Investing Activities

Available-for-Sale securities:
Proceeds from sales	26,975	31,571	66,692
Maturities, sinking fund payments and calls	233,481	199,365	191,306
Purchases	(280,861)	(216,391)	(261,851)
Proceeds from sales, maturities and repayments of commercial mortgage loans	20,771	15,299	15,685
Funding of commercial mortgage loans	(22,769)	(2,127)	—
Proceeds from sale of other investment	—	1,350	—
Change in policy loans, net	(2,022)	(883)	(736)

Net cash provided by (used in) investing activities	(24,425)	28,184	11,096

Cash Flows from Financing Activities

Policyholder and contractholder account values:
Considerations received	92,166	88,870	96,826
Net transfers from (to) separate accounts	(4,851)	2,756	(74,249)
Surrenders and other benefits	(70,134)	(77,709)	(76,215)
Deferred premium options, net	(13,371)	(11,818)	(6,305)
Tax adjustment on share-based incentive compensation plan	92	27	(2)
Cash dividend to RiverSource Life Insurance Company	(50,000)	(78,577)	(28,234)

Net cash used in financing activities	(46,098)	(76,451)	(88,179)

Net increase (decrease) in cash and cash equivalents	(52,158)	15,981	(23,303)
Cash and cash equivalents at beginning of period	82,180	66,199	89,502

Cash and cash equivalents at end of period	$30,022	$82,180	$66,199

Supplemental Disclosures:
Income taxes paid, net	$17,518	$12,023	$18,588
Interest paid on borrowings under repurchase agreements	—	—	86

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

NOTES TO FINANCIAL STATEMENTS

1.	NATURE OF BUSINESS AND BASIS OF PRESENTATION

RiverSource Life Insurance Co. of New York (the “Company”) is a stock life insurance company which is domiciled and holds a Certificate of Authority in the State of New York. The Company is a wholly owned subsidiary of RiverSource Life Insurance Company (“RiverSource Life”), which is domiciled in Minnesota. RiverSource Life is a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”). The Company issues insurance and annuity products to customers in the State of New York.

The accompanying financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) which vary in certain respects from reporting practices prescribed or permitted by the New York State Department of Financial Services (“New York Department”) (the Company’s primary regulator) as reconciled in Note 13. Certain reclassifications of prior period amounts have been made to conform to the current presentation.

In the fourth quarter of 2012, the Company made an adjustment to the model which values the reserves related to living benefit guarantees primarily attributable to prior years, which resulted in a $3.3 million pretax benefit, net of deferred acquisition costs (“DAC”) and deferred sales inducement costs (“DSIC”) amortization of $772 thousand. In the second quarter of 2012, the Company made a correction for a tax item related to securities lending activities primarily attributable to prior years, which resulted in a $1.8 million increase to tax expense. Management has determined that the effect of these corrections is not material to all current and previously issued financial statements.

The Company evaluated events or transactions that may have occurred after the balance sheet date for potential recognition or disclosure through April 18, 2013, the date the financial statements were available to be issued.

On January 1, 2012, the Company retrospectively adopted the new accounting standard for DAC for insurance and annuity products. See Note 2 and Note 3 for further information on the new accounting standard and the resulting changes in the Company’s accounting policies on the deferral of acquisition costs.

The following tables present the effect of the change on affected financial statement line items for prior periods retrospectively adjusted.

	December 31, 2011
	Previously	Effect of	As
(in thousands)	Reported	Change	Adjusted

Balance Sheets
Assets
Deferred acquisition costs	$223,942	$(90,910)	$133,032
Total assets	5,983,516	(90,910)	5,892,606

Liabilities and Shareholder’s Equity
Liabilities:
Future policy benefits	1,982,142	7	1,982,149
Deferred income taxes, net	36,140	(31,836)	4,304
Other liabilities	100,732	43	100,775
Total liabilities	5,539,242	(31,786)	5,507,456
Shareholder’s equity:
Retained earnings	277,305	(65,933)	211,372
Accumulated other comprehensive income, net of tax	58,310	6,809	65,119
Total shareholder’s equity	444,274	(59,124)	385,150
Total liabilities and shareholder’s equity	5,983,516	(90,910)	5,892,606

	December 31, 2010			January 1, 2010

	Previously	Effect of	As	Previously	Effect of	As
(in thousands)	Reported	Change	Adjusted	Reported	Change	Adjusted

Statements of Shareholder’s Equity
Retained earnings	$318,148	$(66,995)	$251,153	$294,112	$(63,237)	$230,875
Accumulated other comprehensive income, net of tax	43,861	4,701	48,562	30,225	2,073	32,298
Total shareholder’s equity	470,641	(62,294)	408,347	432,971	(61,164)	371,807

RiverSource Life Insurance Co. of New York

	Year Ended December 31, 2011			Year Ended December 31, 2010

	Previously	Effect of	As	Previously	Effect of	As
(in thousands)	Reported	Change	Adjusted	Reported	Change	Adjusted

Statements of Income
Revenues
Total revenues	$230,467	$—	$230,467	$226,933	$—	$226,933
Benefits and expenses
Benefits, claims, losses and settlement expenses	66,362	82	66,444	54,540	2	54,542
Interest credited to fixed accounts	54,370	306	54,676	59,135	(2)	59,133
Amortization of deferred acquisition costs	23,825	(9,138)	14,687	7,694	(1,242)	6,452
Other insurance and operating expenses	37,575	7,117	44,692	34,631	7,024	41,655

Total benefits and expenses	182,132	(1,633)	180,499	156,000	5,782	161,782
Pretax income	48,335	1,633	49,968	70,933	(5,782)	65,151
Income tax provision	10,601	571	11,172	18,663	(2,024)	16,639

Net income	$37,734	$1,062	$38,796	$52,270	$(3,758)	$48,512

The Company’s principal products are variable deferred annuities and variable universal life insurance, which are issued primarily to individuals. It also offers fixed annuities where assets accumulate until the contract is surrendered, the contractholder (or in some contracts, the annuitant) dies, or the contractholder or annuitant begins receiving benefits under an annuity payout option. It also offers immediate annuities in which payments begin within one year of issue and continue for life or for a fixed period of time. The Company’s fixed deferred annuities guarantee a relatively low annual interest rate during the accumulation period (the time before annuity payments begin). However, the Company has the option of paying a higher rate set at its discretion. Certain riders are available offering additional benefits, including variable annuity death benefit and living benefit riders.

The Company issues both variable and fixed universal life insurance, traditional life insurance and disability income (“DI”) insurance. Universal life insurance is a form of permanent life insurance characterized by flexible premiums, flexible death benefit amounts and unbundled pricing factors (i.e., mortality, interest and expenses). Traditional life insurance refers to whole and term life insurance policies that pay a specified sum to a beneficiary upon death of the insured for a fixed premium. Variable universal life insurance combines the premium and death benefit flexibility of universal life with underlying fund investment flexibility and the risks associated therewith. Waiver of premium and accidental death benefit riders are generally available with these life insurance products, in addition to other benefit riders. In 2012, the Company began offering indexed universal life (“IUL”) insurance. IUL is similar to universal life insurance in that it provides life insurance coverage and cash value that increases as a result of credited interest. Also, like universal life insurance, there is a minimum guaranteed credited rate of interest. Unlike universal life insurance, the rate of credited interest above the minimum guarantee for funds allocated to the indexed account is linked to the S&P 500 Index (subject to a cap). The policyholder may allocate all or a portion of the policy value to a fixed or indexed account. The Company issues only non-participating life insurance policies which do not pay dividends to policyholders.

Under the Company’s variable life insurance and variable annuity products described above, except for the purchase of a variable annuity with a living benefit rider, the purchaser may choose a fixed account option that is part of the Company’s “general account”, as well as other options from a variety of portfolios within the separate accounts. Purchasers of variable annuities with a living benefit rider are limited to specified investment options.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Amounts Based on Estimates and Assumptions
Accounting estimates are an integral part of the financial statements. In part, they are based upon assumptions concerning future events. Among the more significant are those that relate to investment securities valuation and recognition of other-than-temporary impairments, DAC and the corresponding recognition of DAC amortization, derivative instruments and hedging activities, claims reserves and income taxes and the recognition of deferred tax assets and liabilities. These accounting estimates reflect the best judgment of management and actual results could differ.

Investments

Available-for-Sale Securities
Available-for-Sale securities are carried at fair value with unrealized gains (losses) recorded in accumulated other comprehensive income, net of impacts to DAC, DSIC, certain benefit reserves and income taxes. Gains and losses are recognized in the Statements of Income upon disposition of the securities.

When the fair value of an investment is less than its amortized cost, the Company assesses whether or not: (i) it has the intent to sell the security (made a decision to sell) or (ii) it is more likely than not that the Company will be required to sell the

RiverSource Life Insurance Co. of New York

security before its anticipated recovery. If either of these conditions is met, an other-than-temporary impairment is considered to have occurred and the Company must recognize an other-than-temporary impairment for the difference between the investment’s amortized cost basis and its fair value through earnings. For securities that do not meet the above criteria and the Company does not expect to recover a security’s amortized cost basis, the security is also considered other-than-temporarily impaired. For these securities, the Company separates the total impairment into the credit loss component and the amount of the loss related to other factors. The amount of the total other-than-temporary impairment related to credit loss is recognized in earnings.

The amount of the total other-than-temporary impairment related to other factors is recognized in other comprehensive income, net of impacts to DAC, DSIC, certain benefit reserves and income taxes. For Available-for-Sale securities that have recognized an other-than-temporary impairment through earnings, the difference between the amortized cost basis and the cash flows expected to be collected is accreted as interest income, if through subsequent evaluation there is a sustained increase in the cash flow expected. Subsequent increases and decreases in the fair value of Available-for-Sale securities are included in other comprehensive income.

The Company provides a supplemental disclosure on the face of its Statements of Income that presents: (i) total other-than-temporary impairment losses recognized during the period and (ii) the portion of other-than-temporary impairment gains or losses recognized in other comprehensive income. The sum of these amounts represents the credit-related portion of other-than-temporary impairments that were recognized in earnings during the period. The portion of other-than-temporary gains or losses recognized in other comprehensive income includes: (i) the portion of other-than-temporary impairment losses related to factors other than credit recognized during the period and (ii) reclassifications of other-than-temporary impairment losses previously determined to be related to factors other than credit that are determined to be credit-related in the current period. The amount presented on the Statements of Income as the portion of other-than-temporary losses recognized in other comprehensive income excludes subsequent increases and decreases in the fair value of these securities.

For all securities that are considered temporarily impaired, the Company does not intend to sell these securities (has not made a decision to sell) and it is not more likely than not that the Company will be required to sell the security before recovery of its amortized cost basis. The Company believes that it will collect all principal and interest due on all investments that have amortized cost in excess of fair value that are considered only temporarily impaired.

Factors the Company considers in determining whether declines in the fair value of fixed maturity securities are other-than-temporary include: (i) the extent to which the market value is below amortized cost; (ii) the duration of time in which there has been a significant decline in value; (iii) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer; and (iv) market events that could impact credit ratings, economic and business climate, litigation and government actions, and similar external business factors. In order to determine the amount of the credit loss component for corporate debt securities considered other-than-temporarily impaired, a best estimate of the present value of cash flows expected to be collected discounted at the security’s effective interest rate is compared to the amortized cost basis of the security. The significant inputs to cash flow projections consider potential debt restructuring terms, projected cash flows available to pay creditors and the Company’s position in the debtor’s overall capital structure.

For structured investments (e.g., residential mortgage backed securities, commercial mortgage backed securities and asset backed securities), the Company also considers factors such as overall deal structure and its position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections in assessing potential other-than-temporary impairments of these investments. Based upon these factors, securities that have indicators of potential other-than-temporary impairment are subject to detailed review by management. Securities for which declines are considered temporary continue to be carefully monitored by management.

Commercial Mortgage Loans, net
Commercial mortgage loans, net reflect the Company’s interest in commercial mortgage loans, less the related allowance for loan losses.

Policy Loans
Policy loans include life insurance policy and annuity loans and are reported at the unpaid principal balance, plus accrued interest.

Financing Receivables

Commercial Mortgage Loans
Commercial mortgage loans are stated at amortized cost, net of allowances for loan losses.

Interest income is accrued on the unpaid principal balances of the loans as earned.

RiverSource Life Insurance Co. of New York

Policy Loans
When originated, policy loan balances do not exceed the cash surrender value of the underlying products. As there is minimal risk of loss related to these loans, the Company does not record an allowance for loan losses for policy loans.

Nonaccrual Loans
Generally, loans are evaluated for or placed on nonaccrual status when either the collection of interest or principal has become 90 days past due or is otherwise considered doubtful of collection. When a loan is placed on nonaccrual status, unpaid accrued interest is reversed. Interest payments received on loans on nonaccrual status are generally applied to principal or in accordance with the loan agreement unless the remaining principal balance has been determined to be fully collectible.

Commercial mortgage loans are evaluated for impairment when the loan is considered for nonaccrual status, restructured or foreclosure proceedings are initiated on the property. If it is determined that the fair value is less than the current loan balance, it is written down to fair value less estimated selling costs. Foreclosed property is recorded as real estate owned in other investments.

Allowance for Loan Losses
Management determines the adequacy of the allowance for loan losses by portfolio based on the overall loan portfolio composition, recent and historical loss experience, and other pertinent factors, including when applicable, internal risk ratings, loan-to-value ratios and occupancy rates, along with economic and market conditions. This evaluation is inherently subjective as it requires estimates, which may be susceptible to significant change.

The Company determines the amount of the allowance required for certain sectors based on management’s assessment of relative risk characteristics of the loan portfolio. The allowance is recorded for homogeneous loan categories on a pool basis, based on an analysis of product mix and risk characteristics of the portfolio, including geographic concentration, bankruptcy experiences, and historical losses, adjusted for current trends and market conditions.

While the Company attributes portions of the allowance to specific loan pools as part of the allowance estimation process, the entire allowance is available to absorb losses inherent in the total loan portfolio. The allowance is increased through provisions charged to net realized investment gains and reduced/increased by net charge-offs/recoveries.

Impaired Loans
The Company considers a loan to be impaired when, based on current information and events, it is probable the Company will not be able to collect all amounts due (both interest and principal) according to the contractual terms of the loan agreement. Impaired loans may also include loans that have been modified in troubled debt restructurings as a concession to borrowers experiencing financial difficulties. Management evaluates for impairment all restructured loans and loans with higher impairment risk factors. Factors used by the Company to determine whether all amounts due on commercial mortgage loans will be collected, include but are not limited to, the financial condition of the borrower, performance of the underlying properties, collateral and/or guarantees on the loan, and the borrower’s estimated future ability to pay based on property type and geographic location. The impairment recognized is measured as the excess of the loan’s recorded investment over: (i) the present value of its expected principal and interest payments discounted at the loan’s effective interest rate, (ii) the fair value of collateral or (iii) the loan’s observable market price.

Restructured Loans
A loan is classified as a restructured loan when the Company makes certain concessionary modifications to contractual terms for borrowers experiencing financial difficulties. When the interest rate, minimum payments and/or due dates have been modified in an attempt to make the loan more affordable to a borrower experiencing financial difficulties, the modification is considered a troubled debt restructuring. Generally, performance prior to the restructuring or significant events that coincide with the restructuring are considered in assessing whether the borrower can meet the new terms which may result in the loan being returned to accrual status at the time of the restructuring or after a performance period. If the borrower’s ability to meet the revised payment schedule is not reasonably assured, the loan remains on nonaccrual status.

Cash and Cash Equivalents
Cash equivalents include highly liquid investments with original maturities of 90 days or less.

Restricted Cash
Total restricted cash at December 31, 2012 and 2011 was $3.5 million and nil, respectively, consisting of cash that has been pledged to counterparties.

RiverSource Life Insurance Co. of New York

Reinsurance
The Company cedes significant amounts of insurance risk to other insurers under reinsurance agreements. Reinsurance premiums paid and benefits received are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Reinsurance premiums for traditional life, long term care (“LTC”) and DI ceded on a coinsurance basis, net of the change in any prepaid reinsurance asset, are reported as a reduction of premiums. Fixed and variable universal life reinsurance premiums are reported as a reduction of policy and contract charges.

In addition, for fixed and variable universal life insurance policies, the net cost of reinsurance ceded, which represents the discounted amount of the expected cash flows between the reinsurer and the Company, is recognized as an asset and amortized over the term of the reinsurance contract, in proportion to the estimated gross profits and is subject to retrospective adjustment in a manner similar to retrospective adjustment of DAC. The assumptions used to project the expected cash flows are consistent with those used for DAC asset valuation for the same contracts. Changes in the net cost of reinsurance are reflected as a component of policy and contract charges. Reinsurance recoveries are reported as components of benefits, claims, losses and settlement expenses.

Insurance liabilities are reported before the effects of reinsurance. Future policy benefits and policy claims and other policyholders’ funds recoverable under reinsurance contracts are recorded as reinsurance recoverables.

The Company also assumes life insurance risk from other insurers in limited circumstances. Reinsurance premiums received and benefits paid are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Liabilities for assumed business are recorded within future policy benefits.

See Note 7 for additional information on reinsurance.

Derivative Instruments and Hedging Activities
Freestanding derivative instruments are recorded at fair value and are reflected in other assets or other liabilities. The Company’s policy is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. The accounting for changes in the fair value of a derivative instrument depends on its intended use and the resulting hedge designation, if any. The Company primarily uses derivatives as economic hedges that are not designated as accounting hedges or do not qualify for hedge accounting treatment.

Derivative instruments that are entered into for hedging purposes are designated as such at the time the Company enters into the contract. For all derivative instruments that are designated for hedging activities, the Company formally documents all of the hedging relationships between the hedge instruments and the hedged items at the inception of the relationships. Management also formally documents its risk management objectives and strategies for entering into the hedge transactions. The Company formally assesses, at inception and on a quarterly basis, whether derivatives designated as hedges are highly effective in offsetting the fair value or cash flows of hedged items. If it is determined that a derivative is no longer highly effective as a hedge, the Company will discontinue the application of hedge accounting.

For derivative instruments that do not qualify for hedge accounting or are not designated as accounting hedges, changes in fair value are recognized in current period earnings. Changes in fair value of derivatives are presented in the Statements of Income based on the nature and use of the instrument. Changes in fair value of derivatives used as economic hedges are presented in the Statements of Income with the corresponding change in the hedged asset or liability.

The equity components of IUL obligations are considered an embedded derivative. Additionally, certain annuities contain guaranteed minimum accumulation benefit (“GMAB”) and guaranteed minimum withdrawal benefit (“GMWB”) provisions. The GMAB and the non-life contingent benefits associated with GMWB provisions are also considered embedded derivatives.

See Note 11 for information regarding the Company’s fair value measurement of derivative instruments and Note 14 for the impact of derivatives on the Statements of Income.

Deferred Acquisition Costs
The Company incurs costs in connection with acquiring new and renewal insurance and annuity businesses. The portion of these costs which are incremental and direct to the acquisition of a new or renewal insurance policy or annuity contract are deferred. Significant costs capitalized by the Company include sales based compensation related to the acquisition of new and renewal insurance policies and annuity contracts, medical inspection costs for successful sales, and a portion of employee compensation and benefit costs based upon the amount of time spent on successful sales. Sales based compensation paid to Ameriprise Financial Services, Inc. (“AFSI”), a subsidiary of Ameriprise Financial, advisors and employees and third-party distributers is capitalized. Employee compensation and benefits costs which are capitalized relate primarily to sales efforts, underwriting and processing. All other costs which are not incremental direct costs of acquiring an insurance policy or annuity

RiverSource Life Insurance Co. of New York

contract are expensed as incurred. The DAC associated with insurance policies or annuity contracts that are significantly modified or internally replaced with another contract are accounted for as contract terminations. These transactions are anticipated in establishing amortization periods and other valuation assumptions.

Costs deferred as DAC are amortized over time. For annuity and universal life (“UL”) contracts, DAC are amortized based on projections of estimated gross profits over amortization periods equal to the approximate life of the business. For other insurance products, DAC are generally amortized as a percentage of premiums over amortization periods equal to the premium-paying period.

For annuity and UL insurance products, the assumptions made in projecting future results and calculating the DAC balance and DAC amortization expense are management’s best estimates. Management is required to update these assumptions whenever it appears that, based on actual experience or other evidence, earlier estimates should be revised. When assumptions are changed, the percentage of estimated gross profits used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in the DAC balance and an increase in DAC amortization expense, while a decrease in amortization percentage will result in an increase in the DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made.

For traditional life, DI and LTC insurance products, the assumptions made in calculating the DAC balance and DAC amortization expense are consistent with those used in determining the liabilities and, therefore, are intended to provide for adverse deviations in experience and are revised only if management concludes experience will be so adverse that DAC are not recoverable. If management concludes that DAC are not recoverable, DAC are reduced to the amount that is recoverable based on best estimate assumptions and there is a corresponding expense recorded in the Statements of Income.

For annuity, life, DI and LTC insurance products, key assumptions underlying those long-term projections include interest rates (both earning rates on invested assets and rates credited to contractholder and policyholder accounts), equity market performance, mortality and morbidity rates and the rates at which policyholders are expected to surrender their contracts, make withdrawals from their contracts and make additional deposits to their contracts. Assumptions about earned and credited interest rates are the primary factors used to project interest margins, while assumptions about equity and bond market performance are the primary factors used to project client asset value growth rates, and assumptions about surrenders, withdrawals and deposits comprise projected persistency rates. Management must also make assumptions to project maintenance expenses associated with servicing its annuity and insurance businesses during the DAC amortization period.

The client asset value growth rates are the rates at which variable annuity and variable universal life (“VUL”) insurance contract values invested in separate accounts are assumed to appreciate in the future. The rates used vary by equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to client asset value growth rates on a regular basis. The Company typically uses a five-year mean reversion process as a guideline in setting near-term equity fund growth rates based on a long-term view of financial market performance as well as recent actual performance. The suggested near-term equity fund growth rate is reviewed quarterly to ensure consistency with management’s assessment of anticipated equity market performance. DAC amortization expense recorded in a period when client asset value growth rates exceed management’s near-term estimate will typically be less than in a period when growth rates fall short of management’s near-term estimate.

The Company monitors other principal DAC amortization assumptions, such as persistency, mortality, morbidity, interest margin and maintenance expense levels each quarter and, when assessed independently, each could impact the Company’s DAC balances.

The analysis of DAC balances and the corresponding amortization is a dynamic process that considers all relevant factors and assumptions described previously. Unless the Company’s management identifies a significant deviation over the course of the quarterly monitoring, management reviews and updates these DAC amortization assumptions annually in the third quarter of each year.

Deferred Sales Inducement Costs
Sales inducement costs consist of bonus interest credits and premium credits added to certain annuity contract and insurance policy values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC. The amortization of DSIC is recorded in benefits, claims, losses and settlement expenses.

Separate Account Assets and Liabilities
Separate account assets and liabilities are primarily funds held for the exclusive benefit of variable annuity contractholders and variable life insurance policyholders, who assume the related investment risk. Income and losses on separate account assets

RiverSource Life Insurance Co. of New York

accrue directly to the contractholder or policyholder and are not reported in the Company’s Statements of Income. Separate account assets are recorded at fair value. Changes in the fair value of separate account assets are offset by changes in the related separate account liabilities. The Company receives mortality and expense risk and other fees, guarantee fees and cost of insurance charges from the related accounts.

Future Policy Benefits and Policy Claims and Other Policyholders’ Funds

Fixed Annuities and Variable Annuity Guarantees
Future policy benefits and policy claims and other policyholders’ funds related to fixed annuities and variable annuity guarantees include liabilities for fixed account values on fixed and variable deferred annuities, guaranteed benefits associated with variable annuities and fixed annuities in a payout status.

Liabilities for fixed account values on fixed and variable deferred annuities are equal to accumulation values, which are the cumulative gross deposits and credited interest less withdrawals and various charges.

The majority of the variable annuity contracts offered by the Company contain guaranteed minimum death benefit (“GMDB”) provisions. When market values of the customer’s accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. The Company also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings, which are referred to as gain gross-up (“GGU”) benefits. In addition, the Company offers contracts containing GMWB and GMAB provisions, and until May 2007, the Company offered contracts containing guaranteed minimum income benefit (“GMIB”) provisions.

In determining the liabilities for GMDB, GMIB and the life contingent benefits associated with GMWB, the Company projects these benefits and contract assessments using actuarial models to simulate various equity market scenarios. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency and investment margins and are consistent with those used for DAC asset valuation for the same contracts. As with DAC, management reviews and, where appropriate, adjusts its assumptions each quarter. Unless management identifies a material deviation over the course of quarterly monitoring, management reviews and updates these assumptions annually in the third quarter of each year.

The GMDB liability is determined by estimating the expected value of death benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated meaningful life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees).

If elected by the contract owner and after a stipulated waiting period from contract issuance, a GMIB guarantees a minimum lifetime annuity payout based on a specified rate of contract accumulation value growth and predetermined annuity purchase rates. The GMIB liability is determined each period by estimating the expected value of annuitization benefits in excess of the projected contract accumulation value at the date of annuitization and recognizing the excess over the estimated meaningful life based on expected assessments.

The embedded derivatives related to GMAB and the non-life contingent benefits associated with GMWB provisions are recorded at fair value. See Note 11 for information regarding the fair value measurement of embedded derivatives. The liability for the life contingent benefits associated with GMWB provisions is determined in the same way as the GMDB liability. Significant assumptions made in projecting future benefits and fees relate to persistency and benefit utilization. As with DAC, management reviews, and where appropriate, adjusts its assumptions each quarter. Unless management identifies a material deviation over the course of quarterly monitoring, management reviews and updates these assumptions annually in the third quarter of each year. The changes in both the fair values of the GMWB and GMAB embedded derivatives and the liability for life contingent benefits are reflected in benefits, claims, losses and settlement expenses.

Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates.

Life, Disability Income and Long Term Care Insurance
Future policy benefits and policy claims and other policyholders’ funds related to life, DI and LTC insurance include liabilities for fixed account values on fixed and variable universal life policies, liabilities for indexed accounts of IUL products, liabilities for unpaid amounts on reported claims, estimates of benefits payable on claims incurred but not yet reported and estimates of benefits that will become payable on term life, whole life, DI and LTC policies as claims are incurred in the future.

Liabilities for fixed account values on fixed and variable universal life insurance are equal to accumulation values. Accumulation values are the cumulative gross deposits and credited interest less various contractual expense and mortality charges and less amounts withdrawn by policyholders.

RiverSource Life Insurance Co. of New York

Liabilities for indexed accounts of IUL products are equal to the accumulation of host contract values covering guaranteed benefits and the fair value of embedded equity options.

A portion of the Company’s fixed and variable universal life policies have product features that result in profits followed by losses from the insurance component of the contract. These profits followed by losses can be generated by the cost structure of the product or secondary guarantees in the contract. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

In determining the liability for contracts with profits followed by losses, the Company projects benefits and contract assessments using actuarial models. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency and investment margins and are consistent with those used for DAC asset valuation for the same contracts. As with DAC, management reviews, and where appropriate, adjusts its assumptions each quarter. Unless management identifies a material deviation over the course of quarterly monitoring, management reviews and updates these assumptions annually in the third quarter of each year.

The liability for these future losses is determined by estimating the death benefits in excess of account value and recognizing the excess over the estimated meaningful life based on expected assessments (e.g. cost of insurance charges, contractual administrative charges, similar fees and investment margin). See Note 8 for information regarding the liability for contracts with secondary guarantees.

Liabilities for unpaid amounts on reported life insurance claims are equal to the death benefits payable under the policies. Liabilities for unpaid amounts on reported DI and LTC claims include any periodic or other benefit amounts due and accrued, along with estimates of the present value of obligations for continuing benefit payments. These amounts are calculated based on claim continuance tables which estimate the likelihood an individual will continue to be eligible for benefits. Present values are calculated at interest rates established when claims are incurred. Anticipated claim continuance rates are based on established industry tables, adjusted as appropriate for the Company’s experience.

Liabilities for estimated benefits payable on claims that have been incurred but not yet reported are based on periodic analysis of the actual time lag between when a claim occurs and when it is reported.

Liabilities for estimates of benefits that will become payable on future claims on term life, whole life, DI and LTC policies are based on the net level premium method, using anticipated premium payments, mortality and morbidity rates, policy persistency and interest rates earned on assets supporting the liability. Anticipated mortality and morbidity rates are based on established industry mortality and morbidity tables, with modifications based on the Company’s experience. Anticipated premium payments and persistency rates vary by policy form, issue age, policy duration and certain other pricing factors.

Changes in future policy benefits and policy claims and other policyholders’ funds are reflected in earnings in the period adjustments are made.

Where applicable, benefit amounts expected to be recoverable from reinsurance companies who share in the risk are separately recorded as reinsurance recoverables.

Sources of Revenue
The Company’s principal sources of revenue include premiums, net investment income and policy and contract charges.

Premiums
Premiums include premiums on traditional life, DI and LTC insurance products and immediate annuities with a life contingent feature. Premiums are reported net of reinsurance ceded and are recognized as revenue when due.

Net Investment Income
Net investment income primarily includes interest income on fixed maturity securities, commercial mortgage loans, policy loans and cash and cash equivalents; the changes in fair value of certain derivatives; and the pro-rata share of net income or loss on equity method investments. Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for premiums and discounts on all performing fixed maturity securities so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term.

Policy and Contract Charges
Policy and contract charges include mortality and expense risk fees and certain other charges assessed on annuities and fixed and variable universal life insurance, which consist of cost of insurance charges, net of reinsurance premiums and cost of reinsurance for universal life insurance products, and administrative and surrender charges. Mortality and expense risk fees include risk, management and administration fees, which are generated directly and indirectly from the Company’s separate

RiverSource Life Insurance Co. of New York

account assets. Cost of insurance charges on fixed and variable universal life insurance and contract charges and surrender charges on annuities and fixed and variable universal life insurance are recognized as revenue when collected.

Net Realized Investment Gains
Net realized investment gains primarily include realized gains and losses on the sale of securities and charges for the other-than-temporary impairments of investments related to credit losses. Realized gains and losses on the sale of securities are recognized using the specific identification method, on a trade date basis.

Other Insurance and Operating Expenses
Other insurance and operating expenses include expenses allocated to the Company from Ameriprise Financial and RiverSource Life for the Company’s share of compensation, professional and consultant fees, and expenses associated with information technology and communications, facilities and equipment, advertising and promotion and legal and regulatory costs. Also included are commissions, sales and marketing expenses and other operating expenses. These expenses are presented net of acquisition cost deferrals.

Income Taxes
The taxable income of the Company and its parent, RiverSource Life, is included in the consolidated federal income tax return of Ameriprise Financial. Ameriprise Financial provides for income taxes on a separate return basis, except that, under an agreement between Ameriprise Financial and the Company, tax benefits are recognized for losses to the extent they can be used in the consolidated return. It is the policy of Ameriprise Financial that it will reimburse its subsidiaries for any tax benefits recorded. Inherent in the provision for income taxes are estimates and judgments regarding the tax treatment of certain items.

In connection with the provision for income taxes, the financial statements reflect certain amounts related to deferred tax assets and liabilities, which result from temporary differences between the assets and liabilities measured for financial statement purposes versus the assets and liabilities measured for tax return purposes.

The Company is required to establish a valuation allowance for any portion of its deferred tax assets that management believes will not be realized. Significant judgment is required in determining if a valuation allowance should be established and the amount of such allowance if required. Factors used in making this determination include estimates relating to the performance of the business including the ability to generate capital gains. Consideration is given to, among other things in making this determination: (i) future taxable income exclusive of reversing temporary differences and carryforwards; (ii) future reversals of existing taxable temporary differences; (iii) taxable income in prior carryback years; and (iv) tax planning strategies. Management may need to identify and implement appropriate planning strategies to ensure its ability to realize deferred tax assets and avoid the establishment of a valuation allowance with respect to such assets. Based on analysis of the Company’s tax position, management believes it is more likely than not that the results of future operations and implementation of tax planning strategies will generate sufficient taxable income to enable the Company to utilize all of its deferred tax assets. Accordingly, no valuation allowance has been established as of December 31, 2012 and 2011.

3.	RECENT ACCOUNTING PRONOUNCEMENTS

Adoption of New Accounting Standards

Comprehensive Income
In June 2011, the Financial Accounting Standards Board (“FASB”) updated the accounting standards related to the presentation of comprehensive income. The standard requires entities to present all nonowner changes in stockholders’ equity either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The standard is effective for interim and annual periods beginning after December 15, 2011. The Company retrospectively adopted the standard in 2012. The adoption of the standard did not impact the Company’s financial condition and results of operations. See the Company’s Statements of Comprehensive Income for the newly required statements.

Fair Value
In May 2011, the FASB updated the accounting standards related to fair value measurement and disclosure requirements. The standard requires entities, for assets and liabilities measured at fair value in the statement of financial position which are Level 3 fair value measurements, to disclose quantitative information about unobservable inputs and assumptions used in the measurements, a description of the valuation processes in place, and a qualitative discussion about the sensitivity of the measurements to changes in unobservable inputs and interrelationships between those inputs if a change in those inputs would result in a significantly different fair value measurement. In addition, the standard requires disclosure of fair value by level within the fair value hierarchy for each class of assets and liabilities not measured at fair value in the statement of financial position but for which the fair value is disclosed. The standard is effective for interim and annual periods beginning on or after

RiverSource Life Insurance Co. of New York

December 15, 2011. The Company adopted the standard in 2012. The adoption of the standard did not impact the Company’s financial condition and results of operations. See Note 11 for the required disclosures.

Transfers and Servicing: Reconsideration of Effective Control for Repurchase Agreements
In April 2011, the FASB updated the accounting standards related to accounting for repurchase agreements and other similar agreements. The standard modifies the criteria for determining when these transactions would be accounted for as secured borrowings as opposed to sales. The standard is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. The Company adopted the standard in 2012. The adoption of the standard did not impact the Company’s financial condition and results of operations.

Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts
In October 2010, the FASB updated the accounting standard for DAC. Under this new standard, only the following costs incurred in the acquisition of new and renewal insurance contracts are capitalizable as DAC: (i) incremental direct costs of a successful contract acquisition, (ii) portions of employees’ compensation and benefits directly related to time spent performing acquisition activities (that is, underwriting, policy issuance and processing, medical and inspection, and contract selling) for a contract that has been acquired, (iii) other costs related to acquisition activities that would not have been incurred had the acquisition of the contract not occurred, and (iv) advertising costs that meet the capitalization criteria in other GAAP guidance for certain direct-response marketing. All other acquisition related costs are expensed as incurred. The Company retrospectively adopted the new standard on January 1, 2012. See Note 1 for the effect of the change on affected financial statement line items for prior periods retrospectively adjusted and Note 2 for the Company’s accounting policies on DAC.

Receivables
In April 2011, the FASB updated the accounting standards for troubled debt restructurings. The new standard includes indicators that a lender should consider in determining whether a borrower is experiencing financial difficulties and provides clarification for determining whether the lender has granted a concession to the borrower. The standard sets the effective dates for troubled debt restructuring disclosures required by recent guidance on credit quality disclosures. The standard is effective for interim and annual periods beginning on or after June 15, 2011, and is to be applied retrospectively to modifications occurring on or after the beginning of the annual period of adoption. For purposes of measuring impairments of receivables that are considered impaired as a result of applying the new guidance, the standard should be applied prospectively for the interim or annual period beginning on or after June 15, 2011. The Company adopted the standard in 2011. The adoption did not have any effect on the Company’s financial condition and results of operations. See Note 5 for the required disclosures.

Fair Value
In January 2010, the FASB updated the accounting standards related to disclosures on fair value measurements. The standard expands the current disclosure requirements to include additional detail about significant transfers between Levels 1 and 2 within the fair value hierarchy and presents activity in the rollforward of Level 3 activity on a gross basis. The standard also clarifies existing disclosure requirements related to the level of disaggregation to be used for assets and liabilities as well as disclosures on the inputs and valuation techniques used to measure fair value. The standard is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosure requirements related to the Level 3 rollforward, which are effective for interim and annual periods beginning after December 15, 2010. The Company adopted the standard in 2010, except for the additional disclosures related to the Level 3 rollforward, which the Company adopted in 2011. The adoption did not impact the Company’s financial condition and results of operations. See Note 11 for the required disclosures.

Future Adoption of New Accounting Standards

Comprehensive Income
In February 2013, the FASB updated the accounting standard related to comprehensive income. The update requires entities to provide information about significant amounts reclassified out of accumulated other comprehensive income. The standard is effective for interim and annual periods beginning after December 15, 2012 and is required to be applied prospectively. The adoption of the standard will not impact the Company’s financial condition and results of operations.

Balance Sheet
In December 2011, the FASB updated the accounting standards to require new disclosures about offsetting assets and liabilities. The standard requires an entity to disclose both gross and net information about certain financial instruments and transactions subject to master netting arrangements (or similar agreements) or eligible for offset in the statement of financial position. The standard is effective for interim and annual periods beginning on or after January 1, 2013 on a retrospective basis. The adoption of the standard is not expected to impact the Company’s financial condition and results of operations.

RiverSource Life Insurance Co. of New York

4.	INVESTMENTS

Available-for-Sale securities distributed by type were as follows:

	December 31, 2012
		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair	Noncredit
Description of Securities (in thousands)	Cost	Gains	Losses	Value	OTTI(1)

Fixed maturities:
Corporate debt securities	$1,159,474	$155,481	$(1,145)	$1,313,810	$2
Residential mortgage backed securities	195,099	12,292	(1,454)	205,937	(960)
Commercial mortgage backed securities	173,058	13,449	(57)	186,450	—
State and municipal obligations	85,901	19,197	—	105,098	—
Asset backed securities	61,388	3,986	(245)	65,129	—
U.S. government and agencies obligations	4,175	290	—	4,465	—
Foreign government bonds and obligations	3,541	780	—	4,321	—

Total	$1,682,636	$205,475	$(2,901)	$1,885,210	$(958)

	December 31, 2011
		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair	Noncredit
Description of Securities (in thousands)	Cost	Gains	Losses	Value	OTTI(1)

Fixed maturities:
Corporate debt securities	$1,111,888	$122,055	$(5,658)	$1,228,285	$—
Residential mortgage backed securities	221,299	11,358	(6,296)	226,361	(2,003)
Commercial mortgage backed securities	201,865	13,409	—	215,274	—
State and municipal obligations	86,592	14,082	—	100,674	—
Asset backed securities	50,943	3,462	(82)	54,323	—
U.S. government and agencies obligations	6,808	159	(10)	6,957	—
Foreign government bonds and obligations	3,794	512	(19)	4,287	—

Total	$1,683,189	$165,037	$(12,065)	$1,836,161	$(2,003)

(1)	Represents the amount of other-than-temporary impairment (“OTTI”) losses in accumulated other comprehensive income. Amount includes unrealized gains and losses on impaired securities subsequent to the initial impairment measurement date. These amounts are included in gross unrealized gains and losses as of the end of the period.

At both December 31, 2012 and 2011, fixed maturity securities comprised approximately 91% of the Company’s total investments. Rating agency designations are based on the availability of ratings from Nationally Recognized Statistical Rating Organizations (“NRSROs”), including Moody’s Investors Service (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch Ratings Ltd. (“Fitch”). The Company uses the median of available ratings from Moody’s, S&P and Fitch, or if fewer than three ratings are available, the lower rating is used. When ratings from Moody’s, S&P and Fitch are unavailable, the Company may utilize ratings from other NRSROs or rate the securities internally. At December 31, 2012 and 2011, approximately $121.8 million and $72.9 million, respectively, of securities were internally rated by Columbia Management Investment Advisers, LLC using criteria similar to those used by NRSROs.

A summary of fixed maturity securities by rating was as follows:

	December 31, 2012			December 31, 2011
			Percent of			Percent of
	Amortized	Fair	Total Fair	Amortized	Fair	Total Fair
Ratings (in thousands, except percentages)	Cost	Value	Value	Cost	Value	Value

AAA	$365,730	$395,742	21%	$419,944	$451,021	24%
AA	84,505	101,192	5	106,426	118,091	6
A	329,686	366,516	20	260,218	285,900	16
BBB	796,182	912,696	48	783,338	873,970	48
Below investment grade	106,533	109,064	6	113,263	107,179	6

Total fixed maturities	$1,682,636	$1,885,210	100%	$1,683,189	$1,836,161	100%

At December 31, 2012 and 2011, approximately 36% and 37%, respectively, of the securities rated AAA were GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer were greater than 10% of total equity.

RiverSource Life Insurance Co. of New York

The following tables provide information about Available-for-Sale securities with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position:

(in thousands, except	December 31, 2012
number of securities)	Less than 12 months			12 months or more			Total

	Number of	Fair	Unrealized	Number of	Fair	Unrealized	Number of	Fair	Unrealized
Description of Securities:	Securities	Value	Losses	Securities	Value	Losses	Securities	Value	Losses

Corporate debt securities	34	$86,134	$(1,064)	2	$3,690	$(81)	36	$89,824	$(1,145)
Residential mortgage backed securities	1	3	—	15	21,153	(1,454)	16	21,156	(1,454)
Commercial mortgage backed securities	1	7,117	(57)	—	—	—	1	7,117	(57)
Asset backed securities	1	4,857	(45)	1	8,600	(200)	2	13,457	(245)

Total	37	$98,111	$(1,166)	18	$33,443	$(1,735)	55	$131,554	$(2,901)

(in thousands, except	December 31, 2011
number of securities)	Less than 12 months			12 months or more			Total

	Number of	Fair	Unrealized	Number of	Fair	Unrealized	Number of	Fair	Unrealized
Description of Securities:	Securities	Value	Losses	Securities	Value	Losses	Securities	Value	Losses

Corporate debt securities	36	$92,451	$(3,707)	1	$9,263	$(1,951)	37	$101,714	$(5,658)
Residential mortgage backed securities	9	19,446	(984)	15	21,021	(5,312)	24	40,467	(6,296)
Asset backed securities	1	8,600	(82)	—	—	—	1	8,600	(82)
U.S. government and agencies obligations	—	—	—	1	4,497	(10)	1	4,497	(10)
Foreign government bonds and obligations	2	527	(19)	—	—	—	2	527	(19)

Total	48	$121,024	$(4,792)	17	$34,781	$(7,273)	65	$155,805	$(12,065)

As part of the Company’s ongoing monitoring process, management determined that a majority of the gross unrealized losses on its Available-for-Sale securities are attributable to movement in credit spreads.

The following table presents a rollforward of the cumulative amounts recognized in the Statements of Income for other-than-temporary impairments related to credit losses on securities for which a portion of the securities’ total other-than-temporary impairments was recognized in other comprehensive income:

	Years Ended December 31,
(in thousands)	2012	2011	2010

Beginning balance	$2,727	$1,927	$1,894
Credit losses for which an other-than-temporary impairment was not previously recognized	36	646	—
Credit losses for which an other-than-temporary impairment was previously recognized	407	154	33
Reductions for securities sold during the period (realized)	(1,871)	—	—

Ending balance	$1,299	$2,727	$1,927

The change in net unrealized securities gains (losses) in other comprehensive income includes three components, net of tax: (i) unrealized gains (losses) that arose from changes in the market value of securities that were held during the period; (ii) (gains) losses that were previously unrealized, but have been recognized in current period net income due to sales of Available-for-Sale securities and due to the reclassification of noncredit other-than-temporary impairment losses to credit losses and (iii) other items primarily consisting of adjustments in asset and liability balances, such as DAC, DSIC, benefit reserves and reinsurance recoverables, to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective balance sheet dates.

RiverSource Life Insurance Co. of New York

The following table presents a rollforward of the net unrealized securities gains on Available-for-Sale securities included in accumulated other comprehensive income:

			Accumulated Other
	Net		Comprehensive Income
	Unrealized		Related to Net
	Securities	Deferred	Unrealized Securities
(in thousands)	Gains	Income Tax	Gains

Balance at January 1, 2010	$46,452	$(16,227)	$30,225 (2)
Cumulative effect of accounting change	3,189	(1,116)	2,073 (1)
Net unrealized securities gains arising during the period(2)	60,672	(21,235)	39,437
Reclassification of net securities gains included in net income	(2,096)	734	(1,362)
Impact on DAC, DSIC, benefit reserves and reinsurance recoverables	(33,506)	11,695	(21,811)

Balance at December 31, 2010	74,711	(26,149)	48,562 (3)
Net unrealized securities gains arising during the period(2)	39,159	(13,706)	25,453
Reclassification of net securities gains included in net income	(678)	237	(441)
Impact on DAC, DSIC, benefit reserves and reinsurance recoverables	(13,008)	4,553	(8,455)

Balance at December 31, 2011	100,184	(35,065)	65,119 (3)
Net unrealized securities gains arising during the period(2)	50,065	(17,523)	32,542
Reclassification of net securities gains included in net income	(463)	162	(301)
Impact on DAC, DSIC, benefit reserves and reinsurance recoverables	(13,256)	4,640	(8,616)

Balance at December 31, 2012	$136,530	$(47,786)	$88,744 (3)

(1)	The Company retrospectively adopted a new accounting standard on January 1, 2012 for DAC. See Note 1 and Note 2 for additional information on the adoption impact.
(2)	Includes other-than-temporary impairment losses on Available-for-Sale securities related to factors other than credit that were recognized in other comprehensive income during the period.
(3)	Includes $(544) thousand, $(1.1) million and $(84) thousand, respectively, of noncredit related impairments on securities and net unrealized securities losses on previously impaired securities at December 31, 2012, 2011 and 2010, respectively.

Net realized gains and losses on Available-for-Sale securities, determined using the specific identification method, recognized in net realized investment gains were as follows:

	Years Ended December 31,
(in thousands)	2012	2011	2010

Gross realized investment gains	$1,086	$2,036	$2,636
Gross realized investment losses	(180)	(558)	(304)
Other-than-temporary impairments	(443)	(800)	(236)

Total	$463	$678	$2,096

Other-than-temporary impairments for the years ended December 31, 2012 and 2011 primarily related to credit losses on non-agency residential mortgage backed securities. Other-than-temporary impairments for the year ended December 31, 2010 primarily related to credit losses on non-agency residential mortgage backed securities as well as corporate debt securities in the gaming industry.

Available-for-Sale securities by contractual maturity at December 31, 2012 were as follows:

	Amortized	Fair
(in thousands)	Cost	Value

Due within one year	$109,222	$110,913
Due after one year through five years	362,253	387,061
Due after five years through 10 years	538,193	605,704
Due after 10 years	243,423	324,016

	1,253,091	1,427,694

Residential mortgage backed securities	195,099	205,937
Commercial mortgage backed securities	173,058	186,450
Asset backed securities	61,388	65,129

Total	$1,682,636	$1,885,210

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Residential mortgage backed securities, commercial mortgage backed securities and asset backed securities are not due at a single maturity date. As such, these securities were not included in the maturities distribution.

At December 31, 2012 and 2011, bonds carried at $307 thousand and $321 thousand, respectively, were on deposit with the State of New York as required by law.

RiverSource Life Insurance Co. of New York

Net investment income is summarized as follows:

	Years Ended December 31,
(in thousands)	2012	2011	2010

Income on fixed maturities	$88,409	$95,378	$97,813
Income on commercial mortgage loans	8,972	9,496	10,576
Income on policy loans and other investments	2,120	2,042	1,862

	99,501	106,916	110,251
Less: investment expenses	2,034	3,360	3,179

Total	$97,467	$103,556	$107,072

Net realized investment gains are summarized as follows:

	Years Ended December 31,
(in thousands)	2012	2011	2010

Fixed maturities	$463	$678	$2,096
Commercial mortgage loans	—	(36)	(450)
Cash equivalents	—	1	—

Total	$463	$643	$1,646

5.	FINANCING RECEIVABLES

The Company’s financing receivables include commercial mortgage loans and policy loans. Policy loans do not exceed the cash surrender value of the policy at origination. As there is minimal risk of loss related to policy loans, the Company does not record an allowance for loan losses for policy loans.

Allowance for Loan Losses

The following table presents a rollforward of the allowance for loan losses for the years ended and the ending balance of the allowance for loan losses by impairment method:

	December 31,

(in thousands)	2012	2011	2010

Commercial Mortgage Loans
Beginning balance	$2,038	$2,538	$2,088
Charge-offs	—	(500)	—
Provisions	—	—	450

Ending balance	$2,038	$2,038	$2,538

Individually evaluated for impairment	$—	$—	$500
Collectively evaluated for impairment	2,038	2,038	2038

The recorded investment in financing receivables by impairment method was as follows:

	December 31,

(in thousands)	2012	2011

Commercial Mortgage Loans
Individually evaluated for impairment	$1,671	$—
Collectively evaluated for impairment	155,659	155,331

Total	$157,330	$155,331

As of December 31, 2012 and 2011, the Company’s recorded investment in financing receivables individually evaluated for impairment for which there was no related allowance for loan losses was $1.7 million and nil, respectively.

Credit Quality Information

Nonperforming loans, which are generally loans 90 days or more past due, were nil as of both December 31, 2012 and 2011. All other loans were considered to be performing.

Commercial Mortgage Loans
The Company reviews the credit worthiness of the borrower and the performance of the underlying properties in order to determine the risk of loss on commercial mortgage loans. Based on this review, the commercial mortgage loans are assigned an internal risk rating, which management updates as necessary. Commercial mortgage loans which management has assigned its highest risk rating were 1% and nil of total commercial mortgage loans at December 31, 2012 and 2011, respectively. Loans with the highest risk rating represent distressed loans which the Company has identified as impaired or expects to

RiverSource Life Insurance Co. of New York

become delinquent or enter into foreclosure within the next six months. In addition, the Company reviews the concentrations of credit risk by region and property type.

Concentrations of credit risk of commercial mortgage loans by U.S. region were as follows:

	December 31, 2012			December 31, 2011

		Percent of	Funding		Percent of	Funding
(in thousands, except percentages)	Loans	Loans	Commitments	Loans	Loans	Commitments

South Atlantic	$43,744	28%	$2,600	$34,768	23%	$—
Mountain	22,905	14	1,500	21,795	14	2,400
Pacific	20,484	13	—	22,107	14	—
East North Central	20,276	13	—	26,527	17	—
Middle Atlantic	16,999	11	—	17,138	11	—
New England	13,717	9	—	14,503	9	—
East South Central	11,204	7	—	9,524	6	—
West North Central	5,918	4	—	4,101	3	—
West South Central	2,083	1	—	4,868	3	—

	157,330	100%	$4,100	155,331	100%	$2,400

Less: allowance for loan losses	2,038			2,038

Total	$155,292			$153,293

Concentrations of credit risk of commercial mortgage loans by property type were as follows:

	December 31, 2012			December 31, 2011

		Percent of	Funding		Percent of	Funding
(in thousands, except percentages)	Loans	Loans	Commitments	Loans	Loans	Commitments

Industrial	$44,383	28%	$1,500	$42,582	27%	$1,300
Retail	38,101	24	1,100	38,676	25	—
Office	35,384	22	—	42,358	27	1,100
Apartments	28,675	18	—	22,650	15	—
Hotel	3,752	3	—	4,020	3	—
Mixed Use	2,841	2	—	2,958	2	—
Other	4,194	3	1,500	2,087	1	—

	157,330	100%	$4,100	155,331	100%	$2,400

Less: allowance for loan losses	2,038			2,038

Total	$155,292			$153,293

6.	DEFERRED ACQUISITION COSTS AND DEFERRED SALES INDUCEMENT COSTS

The Company retrospectively adopted a new accounting standard for DAC in 2012. See Note 1 for the effect of the change on affected financial statement line items for prior periods retrospectively adjusted.

In the third quarter of the year, management conducts its annual review of insurance and annuity valuation assumptions relative to current experience and management expectations. To the extent that expectations change as a result of this review, management updates valuation assumptions. The impact in the third quarter of 2012 and 2011 primarily reflected the low interest rate environment and for 2012, the assumption of continued low interest rates over the near-term. As part of the third quarter 2010 process, management extended the projection periods used for its annuity products and revised client asset value growth rates assumed for variable annuity and VUL contracts.

The balances of and changes in DAC (subsequent to the adjustment for the new accounting standard) were as follows:

(in thousands)	2012	2011	2010

Balance at January 1	$133,032	$132,603	$128,741
Capitalization of acquisition costs	17,111	18,066	16,266
Amortization, excluding the impact of valuation assumptions review	(18,337)	(12,486)	(15,752)
Amortization, impact of valuation assumptions review	(1,200)	(2,200)	9,300
Impact of change in net unrealized securities gains	(2,902)	(2,951)	(5,952)

Balance at December 31	$127,704	$133,032	$132,603

RiverSource Life Insurance Co. of New York

The balances of and changes in DSIC were as follows:

(in thousands)	2012	2011	2010

Balance at January 1	$21,222	$23,947	$22,919
Capitalization of sales inducement costs	523	588	2,460
Amortization, excluding the impact of valuation assumptions review	(2,262)	(2,408)	(2,744)
Amortization, impact of valuation assumptions review	(800)	(400)	2,400
Impact of change in net unrealized securities gains	(441)	(505)	(1,088)

Balance at December 31	$18,242	$21,222	$23,947

7.	REINSURANCE

Generally, the Company currently reinsures 90% of the death benefit liability related to almost all individual fixed and variable universal life and term life insurance products. As a result, the Company typically retains and is at risk for 10% of each policy’s death benefit from the first dollar of coverage for new sales of these policies, subject to the reinsurers fulfilling their obligations. The Company began reinsuring risks at this level in 2002 for term life insurance and 2003 for individual fixed and variable universal life insurance. Policies issued prior to these dates are not subject to these same reinsurance levels. Generally, the maximum amount of life insurance risk retained by the Company is $1.5 million on a single life and $1.5 million on any flexible premium survivorship life policy. Risk on fixed and variable universal life policies is reinsured on a yearly renewable term basis. Risk on most term life policies starting in 2002 is reinsured on a coinsurance basis, a type of reinsurance in which the reinsurer participates proportionally in all material risks and premiums associated with a policy.

For existing LTC policies, the Company, for 1996 and later issues, ceded 50% of the risk on a coinsurance basis to Genworth Life Insurance Company of New York (“Genworth”) and retained the remaining risk.

The Company also has life insurance risk previously assumed under a reinsurance arrangement with an unaffiliated insurance company.

Generally, the Company retains at most $5,000 per month of risk per life on DI policies sold on policy forms introduced in August 2010 and reinsures the remainder of the risk on a coinsurance basis with unaffiliated reinsurance companies. The Company retains all risk for new claims on DI contracts sold on other policy forms. The Company also retains all risk on accidental death benefit claims and substantially all risk associated with waiver of premium provisions.

At December 31, 2012 and 2011, traditional life and universal life insurance in force aggregated $10.9 billion and $11.0 billion, respectively, of which $7.3 billion and $7.1 billion were reinsured at the respective year ends. Life insurance in force is reported on a statutory basis.

The effect of reinsurance on premiums was as follows:

	Years Ended December 31,
(in thousands)	2012	2011	2010

Direct premiums	$31,083	$34,635	$36,261
Reinsurance ceded	(6,568)	(10,932)	(9,855)

Net premiums	$24,515	$23,703	$26,406

Policy and contract charges are presented on the Statements of Income net of $9.1 million, $3.6 million and $3.2 million of reinsurance ceded for the years ended December 31, 2012, 2011 and 2010, respectively.

Reinsurance recovered from reinsurers was $7.5 million, $5.8 million and $3.2 million for the years ended December 31, 2012, 2011 and 2010, respectively. Reinsurance contracts do not relieve the Company from its primary obligation to policyholders.

Reinsurance recoverables include approximately $72.9 million and $67.1 million related to LTC risk ceded to Genworth as of December 31, 2012 and 2011, respectively. Future policy benefits include $3.3 million and $3.9 million related to an assumed reinsurance arrangement as of December 31, 2012 and 2011, respectively.

8.	FUTURE POLICY BENEFITS, POLICY CLAIMS AND OTHER POLICYHOLDERS’ FUNDS AND SEPARATE ACCOUNT LIABILITIES
The Company retrospectively adopted a new accounting standard for DAC in 2012. See Note 1 for the effect of the change on affected financial statement line items for prior periods retrospectively adjusted.

RiverSource Life Insurance Co. of New York

Future policy benefits (subsequent to the adjustment for the new accounting standard) and policy claims and other policyholders’ funds consisted of the following:

	December 31,
(in thousands)	2012	2011

Fixed annuities	$1,161,952	$1,175,207
Variable annuity fixed sub-accounts	236,008	234,734
Variable annuity GMWB	36,060	66,621
Variable annuity GMAB	5,912	13,632
Other variable annuity guarantees	812	668

Total annuities	1,440,744	1,490,862
VUL/UL insurance	173,994	167,546
IUL accumulated host values	1,492	—
IUL embedded derivatives	998	—
VUL/UL insurance additional liabilities	19,337	14,315
Other life, DI and LTC insurance	335,015	309,426

Total future policy benefits	1,971,580	1,982,149
Policy claims and other policyholders’ funds	7,261	6,753

Total future policy benefits and policy claims and other policyholders’ funds	$1,978,841	$1,988,902

Separate account liabilities consisted of the following:

	December 31,
(in thousands)	2012	2011

Variable annuity variable sub-accounts	$3,442,505	$3,094,544
VUL insurance variable sub-accounts	343,453	318,004
Other insurance variable sub-accounts	973	927

Total	$3,786,931	$3,413,475

Fixed Annuities
Fixed annuities include both deferred and payout contracts. Deferred contracts offer a guaranteed minimum rate of interest and security of the principal invested. Payout contracts guarantee a fixed income payment for life or the term of the contract. The Company generally invests the proceeds from the annuity payments in fixed rate securities.

Variable Annuities
Purchasers of variable annuities can select from a variety of investment options and can elect to allocate a portion to a fixed account. A vast majority of the premiums received for variable annuity contracts are held in separate accounts where the assets are held for the exclusive benefit of those contractholders.

Most of the variable annuity contracts issued by the Company contain one or more guaranteed benefits, including GMWB, GMAB, GMDB and GGU provisions. The Company previously offered contracts with GMIB provisions. See Note 2 and Note 9 for additional information regarding the Company’s variable annuity guarantees. The Company does not currently hedge its risk under the GMDB, GGU and GMIB provisions. See Note 14 for additional information regarding derivative instruments used to hedge risks related to GMWB and GMAB provisions.

Insurance Liabilities
VUL/UL is the largest group of insurance policies written by the Company. Purchasers of VUL can select from a variety of investment options and can elect to allocate a portion to a fixed account or a separate account. A vast majority of the premiums received for VUL policies are held in separate accounts where the assets are held for the exclusive benefit of those policyholders. In 2012, the Company began offering IUL insurance. IUL is similar to UL in many regards, although the rate of credited interest above the minimum guarantee for funds allocated to the indexed account is linked to the S&P 500 Index (subject to a cap). The policyholder may allocate all or a portion of the policy value to a fixed or indexed account. The Company also offers term insurance as well as disability products. The Company no longer offers standalone LTC products but has in force policies from prior years. Insurance liabilities include accumulation values, unpaid reported claims, incurred but not reported claims and obligations for anticipated future claims.

Portions of the Company’s fixed and variable universal life policies have product features that result in profits followed by losses from the insurance component of the policy. These profits followed by losses can be generated by the cost structure of the product or secondary guarantees in the policy. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

RiverSource Life Insurance Co. of New York

9.	VARIABLE ANNUITY AND INSURANCE GUARANTEES

The majority of the variable annuity contracts offered by the Company contain GMDB provisions. The Company also offers variable annuities with GGU, GMWB and GMAB provisions. The Company previously offered contracts containing GMIB provisions. See Note 2 and Note 8 for additional information regarding the Company’s variable annuity guarantees.

The GMDB provisions provide a specified minimum return upon death of the contractholder. The death benefit payable is the greater of (i) the contract value less any purchase payment credits subject to recapture and less a pro-rata portion of any rider fees, or (ii) the GMDB provisions specified in the contract. The Company has three primary GMDB provisions:

•	Return of premium — provides purchase payments minus adjusted partial surrenders.

•	Reset — provides that the value resets to the account value every sixth contract anniversary minus adjusted partial surrenders. This provision was often provided in combination with the return of premium provision and is no longer offered.

•	Ratchet — provides that the value ratchets up to the maximum account value at specified anniversary intervals, plus subsequent purchase payments less adjusted partial surrenders.

The variable annuity contracts with GMWB riders typically have account values that are based on an underlying portfolio of mutual funds, the values of which fluctuate based on fund performance. At issue, the guaranteed amount is equal to the amount deposited but the guarantee may be increased annually to the account value (a “step-up”) in the case of favorable market performance.

The Company has GMWB riders in force, which contain one or more of the following provisions:

•	Withdrawals at a specified rate per year until the amount withdrawn is equal to the guaranteed amount.

•	Withdrawals at a specified rate per year for the life of the contractholder (“GMWB for life”).

•	Withdrawals at a specified rate per year for joint contractholders while either is alive.

•	Withdrawals based on performance of the contract.

•	Withdrawals based on the age withdrawals begin.

•	Once withdrawals begin, the contractholder’s funds are moved to one of the three least aggressive asset allocation models.

•	Credits are applied annually for a specified number of years to increase the guaranteed amount as long as withdrawals have not been taken.

Variable annuity contractholders age 79 or younger at contract issue can also obtain a principal-back guarantee by purchasing the optional GMAB rider for an additional charge. The GMAB rider guarantees that, regardless of market performance at the end of the 10-year waiting period, the contract value will be no less than the original investment or 80% of the highest anniversary value, adjusted for withdrawals. If the contract value is less than the guarantee at the end of the 10 year period, a lump sum will be added to the contract value to make the contract value equal to the guarantee value.

Certain UL policies offered by the Company provide secondary guarantee benefits. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

RiverSource Life Insurance Co. of New York

The following table provides information related to variable annuity guarantees for which the Company has established additional liabilities:

	December 31, 2012				December 31, 2011

		Contract		Weighted		Contract
	Total	Value in	Net	Average	Total	Value in	Net
Variable Annuity Guarantees by Benefit Type(1)	Contract	Separate	Amount	Attained	Contract	Separate	Amount	Weighted Average
(in thousands, except age)	Value	Accounts	at Risk(2)	Age	Value	Accounts	at Risk(2)	Attained Age

GMDB:
Return of premium	$2,328,861	$2,253,448	$2,333	63	$2,011,895	$1,938,491	$17,231	62
Five/six-year reset	600,825	459,887	6,551	63	632,457	489,347	17,853	62
One-year ratchet	493,086	477,445	3,552	64	447,460	433,022	22,175	64
Five-year ratchet	199,317	194,264	586	62	181,760	177,014	4,008	61

Total — GMDB	$3,622,089	$3,385,044	$13,022	63	$3,273,572	$3,037,874	$61,267	62

GGU death benefit	$—	$—	$—	—	$129	$114	$—	52
GMIB	$18,405	$17,395	$2,485	63	$19,084	$17,954	$4,072	63
GMWB:
GMWB	$234,505	$233,455	$1,580	66	$231,605	$230,593	$12,287	65
GMWB for life	1,526,459	1,516,433	9,083	65	1,243,218	1,236,664	40,035	64

Total — GMWB	$1,760,964	$1,749,888	$10,663	65	$1,474,823	$1,467,257	$52,322	64

GMAB	$259,478	$259,004	$249	57	$233,835	$233,544	$3,756	56

(1)	Individual variable annuity contracts may have more than one guarantee and therefore may be included in more than one benefit type. Variable annuity contracts for which the death benefit equals the account value are not shown in this table.

(2)	Represents the current guaranteed benefit amount in excess of the current contract value. GMIB, GMWB and GMAB benefits are subject to waiting periods and payment periods specified in the contract.

Changes in additional liabilities for variable annuity and insurance guarantees were as follows:

(in thousands)	GMDB & GGU	GMIB	GMWB	GMAB	UL

Balance at January 1, 2010	$325	$384	$9,188	$4,374	$1,231
Incurred claims	661	64	8,630	81	4,926
Paid claims	(769)	—	—	—	(81)

Balance at December 31, 2010	217	448	17,818	4,455	6,076
Incurred claims	309	31	48,803	9,177	3,016
Paid claims	(337)	—	—	—	(9)

Balance at December 31, 2011	189	479	66,621	13,632	9,083
Incurred claims	656	13	(30,561)	(7,720)	4,351
Paid claims	(525)	—	—	—	(1,150)

Balance at December 31, 2012	$320	$492	$36,060	$5,912	$12,284

The liabilities for guaranteed benefits are supported by general account assets.

The following table summarizes the distribution of separate account balances by asset type for variable annuity contracts providing guaranteed benefits:

	December 31,
(in thousands)	2012	2011

Mutual funds:
Equity	$1,711,910	$1,627,641
Bond	1,424,663	1,313,343
Other	250,467	106,383

Total mutual funds	$3,387,040	$3,047,367

No gains or losses were recognized on assets transferred to separate accounts for the years ended December 31, 2012, 2011 and 2010.

10.	LINE OF CREDIT

The Company has available a committed line of credit with Ameriprise Financial aggregating the lesser of $25 million or 5% of the Company’s statutory admitted assets as of the prior year end. Prior to August 1, 2012, the interest rate for any borrowings is established by reference to LIBOR. This line of credit is renewed annually on August 1st with Ameriprise Financial and filed with the New York Department. In August 2012, an amendment to this agreement increased the interest rate to LIBOR plus 90 basis points, subject to adjustment based on debt ratings of the senior unsecured debt of Ameriprise Financial. There were no amounts outstanding on this line of credit at December 31, 2012 and 2011.

RiverSource Life Insurance Co. of New York

11.	FAIR VALUES OF ASSETS AND LIABILITIES

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit price. The exit price assumes the asset or liability is not exchanged subject to a forced liquidation or distressed sale.

Valuation Hierarchy
The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

Level 1	Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2	Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3	Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The following tables present the balances of assets and liabilities measured at fair value on a recurring basis:

	December 31, 2012
(in thousands)	Level 1	Level 2	Level 3	Total

Assets
Available-for-Sale securities:
Fixed maturities:
Corporate debt securities	$—	$1,183,356	$130,454	$1,313,810
Residential mortgage backed securities	—	205,937	—	205,937
Commercial mortgage backed securities	—	173,710	12,740	186,450
State and municipal obligations	—	105,098	—	105,098
Asset backed securities	—	54,566	10,563	65,129
U.S. government and agencies obligations	1,369	3,096	—	4,465
Foreign government bonds and obligations	—	4,321	—	4,321

Total Available-for-Sale securities: Fixed maturities	1,369	1,730,084	153,757	1,885,210
Cash equivalents	—	29,900	—	29,900
Other assets:
Interest rate derivative contracts	—	38,757	—	38,757
Equity derivative contracts	7,645	16,407	—	24,052

Total other assets	7,645	55,164	—	62,809
Separate account assets	—	3,786,931	—	3,786,931

Total assets at fair value	$9,014	$5,602,079	$153,757	$5,764,850

Liabilities
Future policy benefits:
IUL embedded derivatives	$—	$998	$—	$998
GMWB and GMAB embedded derivatives	—	—	39,934	39,934	(1)

Total future policy benefits	—	998	39,934	40,932
Other liabilities:
Interest rate derivative contracts	—	3,023	—	3,023
Equity derivative contracts	—	18,810	—	18,810

Total other liabilities	—	21,833	—	21,833

Total liabilities at fair value	$—	$22,831	$39,934	$62,765

(1)	The Company’s adjustment for nonperformance risk resulted in a $19.9 million cumulative decrease to the embedded derivative liability.

RiverSource Life Insurance Co. of New York

	December 31, 2011
(in thousands)	Level 1	Level 2	Level 3	Total

Assets
Available-for-Sale securities:
Fixed maturities:
Corporate debt securities	$—	$1,146,698	$81,587	$1,228,285
Residential mortgage backed securities	—	222,947	3,414	226,361
Commercial mortgage backed securities	—	215,238	36	215,274
State and municipal obligations	—	100,674	—	100,674
Asset backed securities	—	43,773	10,550	54,323
U.S. government and agencies obligations	1,425	5,532	—	6,957
Foreign government bonds and obligations	—	4,287	—	4,287

Total Available-for-Sale securities: Fixed maturities	1,425	1,739,149	95,587	1,836,161
Cash equivalents	—	81,690	—	81,690
Other assets:
Interest rate derivative contracts	—	32,604	—	32,604
Equity derivative contracts	2,208	51,006	—	53,214

Total other assets	2,208	83,610	—	85,818
Separate account assets	—	3,413,475	—	3,413,475

Total assets at fair value	$3,633	$5,317,924	$95,587	$5,417,144

Liabilities
Future policy benefits:
GMWB and GMAB embedded derivatives	$—	$—	$79,451	$79,451	(1)
Other liabilities:
Interest rate derivative contracts	—	1,433	—	1,433
Equity derivative contracts	—	8,878	—	8,878

Total other liabilities	—	10,311	—	10,311

Total liabilities at fair value	$—	$10,311	$79,451	$89,762

(1)	The Company’s adjustment for nonperformance risk resulted in a $25.4 million cumulative decrease to the embedded derivative liability.

The following tables provide a summary of changes in Level 3 assets and liabilities measured at fair value on a recurring basis:

							Future Policy
	Available-for-Sale Securities: Fixed Maturities						Benefits:
		Residential	Commercial				GMWB and
	Corporate	Mortgage	Mortgage	Asset			GMAB
	Debt	Backed	Backed	Backed			Embedded
(in thousands)	Securities	Securities	Securities	Securities	Total		Derivatives

Balance, January 1, 2012	$81,587	$3,414	$36	$10,550	$95,587		$(79,451)
Total gains (losses) included in:
Net income	(186)	(218)	137	114	(153	)(1)	50,808 (2)
Other comprehensive income	413	654	438	(101)	1,404		—
Purchases	55,096	—	—	—	55,096		—
Sales	—	—	—	—	—		—
Issues	—	—	—	—	—		(10,750)
Settlements	(6,456)	(278)	(25)	—	(6,759)		(541)
Transfers into Level 3	—	—	12,154	—	12,154		—
Transfers out of Level 3	—	(3,572)	—	—	(3,572)		—

Balance, December 31, 2012	$130,454	$—	$12,740	$10,563	$153,757		$(39,934)

Changes in unrealized gains (losses) relating to assets and liabilities held at December 31, 2012 included in:
Net investment income	$(186)	$—	$137	$114	$65		$—
Benefits, claims, losses and settlement expenses	—	—	—	—	—		49,074

(1)	Represents a $218 thousand loss included in net realized investment gains and a $65 thousand gain included in net investment income in the Statements of Income.

(2)	Included in benefits, claims, losses and settlement expenses in the Statements of Income.

RiverSource Life Insurance Co. of New York

						Future Policy
	Available-for-Sale Securities: Fixed Maturities					Benefits:
		Residential	Commercial			GMWB and
	Corporate	Mortgage	Mortgage	Asset		GMAB
	Debt	Backed	Backed	Backed		Embedded
(in thousands)	Securities	Securities	Securities	Securities	Total	Derivatives

Balance, January 1, 2011	$79,053	$111,603	$2,100	$11,243	$203,999	$(21,650)
Total gains (losses) included in:
Net income	939	2,421	—	140	3,500 (1)	(49,103	)(2)
Other comprehensive income	1,296	(5,949)	(5)	(833)	(5,491)	—
Purchases	10,399	—	—	—	10,399	—
Sales	(6,774)	—	—	—	(6,774)	—
Issues	—	—	—	—	—	(8,028)
Settlements	(3,773)	(19,894)	(39)	—	(23,706)	(670)
Transfers into Level 3	447	—	—	—	447	—
Transfers out of Level 3	—	(84,767)	(2,020)	—	(86,787)	—

Balance, December 31, 2011	$81,587	$3,414	$36	$10,550	$95,587	$(79,451)

Changes in unrealized gains (losses) relating to assets and liabilities held at December 31, 2011 included in:
Net investment income	$(27)	$44	$—	$140	$157	$—
Net realized investment gains (losses)	—	(800)	—	—	(800)	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	(49,503)

(1)	Represents a $149 thousand gain included in net realized investment gains and a $3.4 million gain included in net investment income in the Statements of Income.

(2)	Included in benefits, claims, losses and settlement expenses in the Statements of Income.

								Future Policy
	Available-for-Sale Securities: Fixed Maturities							Benefits:
		Residential	Commercial					GMWB and
	Corporate	Mortgage	Mortgage	Asset				GMAB
	Debt	Backed	Backed	Backed		Other		Embedded
(in thousands)	Securities	Securities	Securities	Securities	Total	Assets		Derivatives

Balance, January 1, 2010	$67,825	$127,392	$142	$10,192	$205,551	$137		$(13,413)
Total gains (losses) included in:
Net income	6	3,534	1	85	3,626 (1)	(137	)(2)	(1,334	)(3)
Other comprehensive income	3,245	9,529	(4)	966	13,736	—		—
Purchases, sales, issues and settlements, net	7,977	(28,852)	1,961	—	(18,914)	—		(6,903)
Transfers into Level 3	—	—	—	—	—	—		—
Transfers out of Level 3	—	—	—	—	—	—		—

Balance, December 31, 2010	$79,053	$111,603	$2,100	$11,243	$203,999	$—		$(21,650)

Changes in unrealized gains (losses) relating to assets and liabilities held at December 31, 2010 included in:
Net investment income	$6	$3,556	$—	$85	$3,647	$—		$—
Net realized investment gains (losses)	—	(33)	—	—	(33)	—		—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—		(2,113)

(1)	Represents a $33 thousand loss included in net realized investment gains and a $3.7 million gain included in net investment income in the Statements of Income.

(2)	Included in net investment income in the Statements of Income.

(3)	Included in benefits, claims, losses and settlement expenses in the Statements of Income.

The impact to pretax income of the Company’s adjustment for nonperformance risk on the fair value of its GMWB and GMAB embedded derivatives was a decrease of $3.9 million and increases of $11.2 million and $1.3 million, net of DAC and DSIC amortization, for the years ended December 31, 2012, 2011 and 2010, respectively.

During the years ended December 31, 2012 and 2011, transfers from Level 3 to Level 2 included certain non-agency residential mortgage backed securities with a fair value of approximately $3.6 million and $84.8 million, respectively. The transfers reflect improved pricing transparency of these securities, a continuing trend of increased activity in the non-agency residential mortgage backed securities market and observability of significant inputs to the valuation methodology. All other securities transferred from Level 3 to Level 2 represent securities with fair values that are now obtained from a third party pricing service with observable inputs. Securities transferred from Level 2 to Level 3 represent securities with fair values that are now based on a single non-binding broker quote. The Company recognizes transfers between levels of the fair value

RiverSource Life Insurance Co. of New York

hierarchy as of the beginning of the quarter in which each transfer occurred. For assets and liabilities held at the end of the reporting periods that are measured at fair value on a recurring basis, there were no transfers between Level 1 and Level 2.

The following table provides a summary of the significant unobservable inputs used in the fair value measurements developed by the Company or reasonably available to the Company of Level 3 assets and liabilities at December 31, 2012:

				Range
	Fair Value	Valuation Technique	Unobservable Input	(Weighted Average)

	(in thousands)
Corporate debt securities (private placements)	$130,144	Discounted cash flow	Yield/spread to U.S. Treasuries	1.1 – 5.0% (2.2%	)
GMWB and GMAB embedded derivatives	$39,934	Discounted cash flow	Utilization of guaranteed withdrawals(1)	0.0% – 56.4%
			Surrender rate	0.0% – 56.3%
			Market volatility(2)	5.6% – 21.2%
			Nonperformance risk(3)	97 bps

(1)	The utilization of the guaranteed withdrawals represents the percentage of policyholders that will begin withdrawing in any given year.

(2)	Market volatility is implied volatility of fund of funds.

(3)	The nonperformance risk is the spread added to the observable interest rates used in the valuation of the embedded derivative.

Level 3 measurements not included in the table above are obtained from non-binding broker quotes where unobservable inputs are not reasonably available to the Company.

Sensitivity of Fair Value Measurements to Changes in Unobservable Inputs
Significant increases (decreases) in the yield/spread to U.S. Treasuries used in the fair value measurement of Level 3 corporate debt securities in isolation would result in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in utilization and volatility used in the fair value measurement of the GMWB and GMAB embedded derivatives in isolation would result in a significantly higher (lower) fair value measurement. Significant increases (decreases) in surrender rate and nonperformance risk used in the fair value measurement of the GMWB and GMAB embedded derivatives in isolation would result in a significantly lower (higher) fair value measurement. Utilization of guaranteed withdrawals and surrender rates vary with the type of rider, the duration of the policy, the age of the contractholder, the distribution system and whether the value of the guaranteed benefit exceeds the contract accumulation value.

Determination of Fair Value
The Company uses valuation techniques consistent with the market and income approaches to measure the fair value of its assets and liabilities. The Company’s market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. The Company’s income approach uses valuation techniques to convert future projected cash flows to a single discounted present value amount. When applying either approach, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

Assets

Cash Equivalents
Cash equivalents include highly liquid investments with original maturities of 90 days or less. Cash equivalents are classified as Level 2 and measured at amortized cost, which is a reasonable estimate of fair value because of the short time between the purchase of the instrument and its expected realization.

Available-for-Sale Securities
When available, the fair value of securities is based on quoted prices in active markets. If quoted prices are not available, fair values are obtained from third party pricing services, non-binding broker quotes, or other model-based valuation techniques. Level 1 securities include U.S. Treasuries. Level 2 securities include corporate bonds, residential mortgage backed securities, commercial mortgage backed securities, municipal bonds, asset backed securities and U.S. agency and foreign government securities. The fair value of these Level 2 securities is based on a market approach with prices obtained from third party pricing services. Observable inputs used to value these securities can include, but are not limited to, reported trades, benchmark yields, issuer spreads and non-binding broker quotes. Level 3 securities primarily include certain corporate bonds, non-agency residential mortgage backed securities, commercial mortgage backed securities and asset backed securities. The fair value of corporate bonds, non-agency residential mortgage backed securities, commercial mortgage backed securities and certain asset backed securities classified as Level 3 is typically based on a single non-binding broker quote. The underlying inputs used for some of the non-binding broker quotes are not readily available to the Company.

RiverSource Life Insurance Co. of New York

In consideration of the above, management is responsible for the fair values recorded on the financial statements. Prices received from third party pricing services are subjected to exception reporting that identifies investments with significant daily price movements as well as no movements. The Company reviews the exception reporting and resolves the exceptions through reaffirmation of the price or recording an appropriate fair value estimate. The Company also performs subsequent transaction testing. The Company performs annual due diligence of third party pricing services. The Company’s due diligence procedures include assessing the vendor’s valuation qualifications, control environment, analysis of asset-class specific valuation methodologies, and understanding of sources of market observable assumptions and unobservable assumptions, if any, employed in the valuation methodology. The Company also considers the results of its exception reporting controls and any resulting price challenges that arise.

Separate Account Assets
The fair value of assets held by separate accounts is determined by the net asset value (“NAV”) of the funds in which those separate accounts are invested. The NAV represents the exit price for the separate account. Separate account assets are classified as Level 2 as they are traded in principal-to-principal markets with little publicly released pricing information.

Other Assets
Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchange-traded, are classified as Level 1 measurements. The fair value of derivatives that are traded in less active over-the-counter (“OTC”) markets are generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and the majority of options. The counterparties’ nonperformance risk associated with uncollateralized derivative assets was immaterial at December 31, 2012 and 2011. See Note 14 for further information on the credit risk of derivative instruments and related collateral.

Liabilities

Future Policy Benefits
The Company values the embedded derivative liability attributable to the provisions of certain variable annuity riders using internal valuation models. These models calculate fair value by discounting expected cash flows from benefits plus margins for profit, risk and expenses less embedded derivative fees. The projected cash flows used by these models include observable capital market assumptions and incorporate significant unobservable inputs related to contractholder behavior assumptions, implied volatility and margins for risk, profit and expenses that the Company believes an exit market participant would expect. The fair value of these embedded derivatives also reflects a current estimate of the Company’s nonperformance risk specific to these liabilities. Given the significant unobservable inputs to this valuation, these measurements are classified as Level 3. The embedded derivative liability attributable to these provisions is recorded in future policy benefits.

The Company’s Corporate Actuarial Department calculates the fair value of the GMWB and GMAB embedded derivatives on a monthly basis. During this process, control checks are performed to validate the completeness of the data. Actuarial management approves various components of the valuation along with the final results. The change in the fair value of the embedded derivatives is reviewed monthly with senior management. The Level 3 inputs into the valuation are consistent with the pricing assumptions and updated as experience develops. Significant unobservable inputs that reflect policyholder behavior are reviewed quarterly along with other valuation assumptions.

The Company uses various Black-Scholes calculations to determine the fair value of the embedded derivative liability associated with the provisions of its IUL products. The inputs to these calculations are primarily market observable and include interest rates, volatilities and equity index levels. As a result, these measurements are classified as Level 2.

Other Liabilities
The fair value of derivatives that are traded in less active OTC markets are generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and options. The Company’s nonperformance risk associated with uncollateralized derivative liabilities was immaterial at December 31, 2012 and 2011. See Note 14 for further information on the credit risk of derivative instruments and related collateral.

During the reporting periods, there were no material assets or liabilities measured at fair value on a nonrecurring basis.

RiverSource Life Insurance Co. of New York

The following table provides the carrying value and the estimated fair value of financial instruments that are not reported at fair value. All other financial instruments that are reported at fair value have been included above in the table with balances of assets and liabilities measured at fair value on a recurring basis.

	December 31,					December 31,
	2012					2011

	Carrying	Fair Value				Carrying	Fair
(in thousands)	Value	Level 1	Level 2	Level 3	Total	Value	Value

Financial Assets
Commercial mortgage loans, net	$155,292	$—	$—	$166,663	$166,663	$153,293	$164,125
Policy loans	39,389	—	—	38,031	38,031	37,367	36,190
Restricted cash	3,500	3,500	—	—	3,500	—	—

Financial Liabilities
Future policy benefits	$1,065,611	$—	$—	$1,181,409	$1,181,409	$1,075,262	$1,171,288
Separate account liabilities	5,811	—	5,811	—	5,811	7,557	7,557

Commercial Mortgage Loans, Net
The fair value of commercial mortgage loans, except those with significant credit deterioration, is determined by discounting contractual cash flows using discount rates that reflect current pricing for loans with similar remaining maturities and characteristics, including loan-to-value ratio, occupancy rate, refinance risk, debt-service coverage, location, and property condition. For commercial mortgage loans with significant credit deterioration, fair value is determined using the same adjustments as above with an additional adjustment for the Company’s estimate of the amount recoverable on the loan. Given the significant unobservable inputs to this valuation, these measurements are classified as Level 3.

Policy Loans
The fair value of policy loans is determined using discounted cash flows and are classified as Level 3 as the discount rate used may be adjusted for the underlying performance of individual policies.

Restricted Cash
Restricted cash is generally set aside for specific business transactions and restrictions are specific to the Company and do not transfer to third party market participants; therefore, the carrying amount is a reasonable estimate of fair value. The fair value of restricted cash is classified as Level 1.

Future Policy Benefits
The fair value of fixed annuities, in deferral status, is determined by discounting cash flows using a risk neutral discount rate with adjustments for profit margin, expense margin, early policy surrender behavior, a provision for adverse deviation from estimated early policy surrender behavior and the Company’s nonperformance risk specific to these liabilities. The fair value of other liabilities including non-life contingent fixed annuities in payout status and the fixed portion of a small number of variable annuity contracts classified as investment contracts is determined in a similar manner. Given the use of significant unobservable inputs to these valuations, the measurements are classified as Level 3.

Separate Account Liabilities
Certain separate account liabilities are classified as investment contracts and are carried at an amount equal to the related separate account assets. The NAV of the related separate account assets represents the exit price for the separate account liabilities. Separate account liabilities are classified as Level 2 as they are traded in principal-to-principal markets with little publicly released pricing information. A nonperformance adjustment is not included as the related separate account assets act as collateral for these liabilities and minimize nonperformance risk.

12.	RELATED PARTY TRANSACTIONS
Columbia Management Investment Advisers, LLC is the investment manager for the proprietary mutual funds used as investment options by the Company’s variable annuity contractholders and variable life insurance policyholders. The Company provides all fund management services, other than investment management, and is compensated for the administrative services it provides. For the years ended December 31, 2012, 2011 and 2010, the Company received $13.0 million, $11.9 million and $7.5 million, respectively, from Columbia Management Investment Advisers, LLC for these services.

Charges by Ameriprise Financial and affiliated companies to the Company for use of joint facilities, technology support, marketing services and other services aggregated $27.6 million, $30.7 million and $27.9 million for 2012, 2011 and 2010, respectively. Certain of these costs are included in DAC. Expenses allocated to the Company may not be reflective of expenses that would have been incurred by the Company on a stand-alone basis.

RiverSource Life Insurance Co. of New York

During 2012, 2011 and 2010, the Company paid cash dividends of $50.0 million, $78.6 million and $28.2 million, respectively, to RiverSource Life. Prior to paying these dividends, the Company provided notification to the New York Department and received a response indicating that they did not object to the payments.

The taxable income of the Company and its parent, RiverSource Life, is included in the consolidated federal income tax return of Ameriprise Financial. At December 31, 2012, the Company had an amount due from Ameriprise Financial for federal income taxes of $2.7 million. At December 31, 2011, the Company had an amount due to Ameriprise Financial for federal income taxes of $1.0 million. Amounts due to RiverSource Life for federal income taxes were $6.7 million at both December 31, 2012 and 2011.

13.	STATUTORY ACCOUNTING PRINCIPLES AND REQUIREMENTS
State insurance statutes contain limitations as to the amount of dividends that insurers may make without providing prior notification to state regulators. For the Company, dividends which exceed the lesser of 10% of statutory surplus as of the immediately preceding year-end or statutory net gain (loss) from operations for the immediately preceding calendar year would require pre-notification to the New York Department and are subject to potential disapproval. Statutory net gain (loss) from operations was $93.2 million, $(3.8) million and $59.5 million for the years ended December 31, 2012, 2011 and 2010, respectively.

The Company retrospectively adopted a new accounting standard for DAC in 2012. See Note 1 for the effect of the change on affected financial statement line items for prior periods retrospectively adjusted.

Reconciliations of net income and shareholder’s equity, as shown in the accompanying GAAP financial statements, (subsequent to the adjustment for the new accounting standard) to that determined using statutory accounting principles prescribed by the State of New York (“SAP”) are as follows:

Net Income

	Years Ended December 31,
(in thousands)	2012	2011	2010

Net income, per accompanying GAAP financial statements	$37,818	$38,796	$48,512
Capitalization/amortization of DAC, net (GAAP item)	2,426	(3,380)	(9,814)
Capitalization/amortization of DSIC, net (GAAP item)	2,539	2,220	(2,116)
Change in deferred income taxes(1)(2)	2,878	(4,970)	4,767
Change in future policy benefits(1)	(5,403)	(5,169)	16,819
Current income tax expense(1)	—	—	(4,355)
Change in separate account liability adjustment (SAP item)	(617)	(2,605)	(2,812)
Derivatives(1)(2)	40,461	(31,473)	11,018
Change in interest maintenance reserve (SAP item)	1,940	1,935	1,313
Other, net	374	(1,575)	(237)

Net income (loss), SAP basis(3)	$82,416	$(6,221)	$63,095

(1)	Represents valuation differences between GAAP and SAP income statement amounts.

(2)	Represents amounts which are recorded directly to surplus for statutory reporting purposes.

(3)	Results are significantly impacted by changes in reserves for variable annuity guaranteed benefits, however, these impacts are substantially offset by unrealized gains (losses) on derivatives which are not included in statutory income but are recorded directly to surplus.

Shareholder’s Equity

	December 31,
(in thousands)	2012	2011

Shareholder’s equity, per accompanying GAAP financial statements	$396,685	$385,151
DAC (GAAP item)	(127,704)	(133,032)
Net unrealized gains and losses on Available-for-Sale investments (GAAP item)	(202,574)	(152,972)
DSIC (GAAP item)	(18,242)	(21,222)
Asset valuation reserve	(3,434)	(18,618)
Future policy benefits(1)	20,471	16,989
Deferred income taxes, net(1)	62,419	50,342
Separate account liability adjustment (SAP item)	153,929	154,547
Non-admitted assets (SAP item)	(16,299)	(27,769)
Interest maintenance reserve	(8,298)	(10,239)
Other, net	(4,175)	(7,700)

Capital and surplus, SAP basis(2)	$252,778	$235,477

(1)	Represents valuation differences between GAAP and SAP balance sheet amounts.

(2)	Includes unassigned surplus of $144.0 million and $117.9 million at December 31, 2012 and 2011, respectively.

RiverSource Life Insurance Co. of New York

14.	DERIVATIVES AND HEDGING ACTIVITIES
Derivative instruments enable the Company to manage its exposure to various market risks. The value of such instruments is derived from an underlying variable or multiple variables, including equity and interest rate indices or prices. The Company primarily enters into derivative agreements for risk management purposes related to the Company’s products and operations.

Freestanding derivative instruments are recorded at fair value and are reflected in other assets or other liabilities. The Company’s policy on the recognition of derivatives on the Balance Sheet is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement.

The following table presents the estimated fair value of the Company’s freestanding derivatives after considering the effect of master netting arrangements and collateral:

	December 31, 2012		December 31, 2011

	Net Derivative	Net Derivative	Net Derivative	Net Derivative
(in thousands)	Assets	Liabilities	Assets	Liabilities

Fair value of OTC derivatives after application of master netting agreements	$45,208	$3,777	$77,064	$687
Cash collateral on OTC derivatives	(19,030)	(2,818)	(45,587)	—

Fair value of OTC derivatives after application of master netting agreements and cash collateral	26,178	959	31,477	687
Securities collateral on OTC derivatives	(20,041)	—	(22,856)	(687)

Fair value of OTC derivatives after application of master netting agreements and cash and securities collateral	6,137	959	8,621	—
Fair value of exchange-traded derivatives	—	—	—	—

Total fair value of derivatives after application of master netting agreements and cash and securities collateral	$6,137	$959	$8,621	$—

In April 2012, the Financial Stability Oversight Council approved the final rule and interpretive guidance that provides the framework it will follow to determine if a nonbank financial company is a Systemically Important Financial Institution. The framework includes a three-stage process to help narrow down the pool of nonbank financial companies for review and possible designation. Stage 1 criteria include having at least $50 billion in assets and meeting one of five additional quantitative measures. One of the five thresholds is $3.5 billion of derivative liabilities after considering the effects of master netting arrangements and cash collateral held with the same counterparty.

The following table presents the Company’s derivative liabilities as defined by the rule:

	December 31,
(in thousands)	2012	2011

Fair value of OTC derivative liabilities after application of master netting agreements and cash collateral	$959	$687
Fair value of embedded derivative liabilities	40,932	79,451

Fair value of derivative liabilities after application of master netting agreements and cash collateral	$41,891	$80,138

The Company currently uses derivatives as economic hedges. The following table presents the balance sheet location and the gross fair value of derivative instruments, including embedded derivatives:

		Asset			Liability
Derivatives not designated	Balance Sheet	December 31,		Balance Sheet	December 31,
as hedging instruments	Location	2012	2011	Location	2012	2011

		(in thousands)			(in thousands)
GMWB and GMAB
Interest rate contracts	Other assets	$38,757	$32,604	Other liabilities	$3,023	$1,433
Equity contracts	Other assets	23,939	53,214	Other liabilities	18,782	8,878
Embedded derivatives(1)	Not applicable	—	—	Future policy benefits	39,934	79,451

Total GMWB and GMAB		62,696	85,818		61,739	89,762

Other derivatives:
Equity
IUL	Other assets	113	—	Other liabilities	28	—
IUL embedded derivatives	Not applicable	—	—	Future policy benefits	998	—

Total other		113	—		1,026	—

Total derivatives		$62,809	$85,818		$62,765	$89,762

(1)	The fair values of GMWB and GMAB embedded derivatives fluctuate based on changes in equity, interest rate and credit markets.

See Note 11 for additional information regarding the Company’s fair value measurement of derivative instruments.

RiverSource Life Insurance Co. of New York

The following table presents a summary of the impact of derivatives not designated as hedging instruments on the Statements of Income for the years ended December 31:

		Amount of Gain (Loss) on
Derivatives not designated	Location of Gain (Loss) on	Derivatives Recognized in Income
as hedging instruments	Derivatives Recognized in Income	2012	2011	2010

		(in thousands)
GMWB and GMAB
Interest rate contracts	Benefits, claims, losses and settlement expenses	$14,356	$28,823	$17,503
Equity contracts	Benefits, claims, losses and settlement expenses	(62,257)	7,402	(16,587)
Foreign currency contracts	Benefits, claims, losses and settlement expenses	1,443	(188)	—
Embedded derivatives(1)	Benefits, claims, losses and settlement expenses	39,517	(57,801)	(8,237)

Total GMWB and GMAB		(6,941)	(21,764)	(7,321)

Other derivatives:
Equity
IUL	Interest credited to fixed accounts	(8)	—	—
IUL embedded derivatives	Interest credited to fixed accounts	(52)	—	—

Total other		(60)	—	—

Total derivatives		$(7,001)	$(21,764)	$(7,321)

(1)	The fair values of GMWB and GMAB embedded derivatives fluctuate based on changes in equity, interest rate and credit markets.

The Company holds derivative instruments that either do not qualify or are not designated for hedge accounting treatment. These derivative instruments are used as economic hedges of equity and interest rate risk related to the Company’s variable annuity guaranteed benefits.

Certain annuity contracts contain GMWB or GMAB provisions, which guarantee the right to make limited partial withdrawals each contract year regardless of the volatility inherent in the underlying investments or guarantee a minimum accumulation value of consideration received at the beginning of the contract period, after a specified holding period, respectively. The Company economically hedges the exposure related to non-life contingent GMWB and GMAB provisions primarily using various futures, options and interest rate swaps. At December 31, 2012 and 2011, the gross notional amount of derivative contracts for the Company’s GMWB and GMAB provisions was $2.0 billion and $1.8 billion, respectively.

The deferred premium associated with certain options is paid semi-annually over the life of the option contract. The following is a summary of the payments the Company is scheduled to make for these options:

(in thousands)	Premiums Payable

2013	$13,121
2014	13,121
2015	12,582
2016	11,186
2017	8,413
2018-2025	19,764

Actual timing and payment amounts may differ due to future contract settlements, modifications or exercises of options prior to the full premium being paid or received.

IUL products have returns tied to the performance of equity markets. As a result of fluctuations in equity markets, the obligation incurred by the Company related to IUL products will positively or negatively impact earnings over the life of these products. As a means of economically hedging its obligations under the provisions of these products, the Company enters into index options. The gross notional amount of IUL derivative contracts was $4.3 million at December 31, 2012.

Embedded Derivatives
Certain annuities contain GMAB and non-life contingent GMWB provisions which are considered embedded derivatives. In addition, the equity component of the IUL product obligations is also considered an embedded derivative. These embedded derivatives are bifurcated from their host contracts and reported on the Balance Sheets at fair value with changes in fair value reported in earnings. As discussed above, the Company uses derivatives to mitigate the financial statement impact of these embedded derivatives.

Credit Risk
Credit risk associated with the Company’s derivatives is the risk that a derivative counterparty will not perform in accordance with the terms of the applicable derivative contract. To mitigate such risk, the Company has established guidelines and

RiverSource Life Insurance Co. of New York

oversight of credit risk through a comprehensive enterprise risk management program that includes members of senior management. Key components of this program are to require preapproval of counterparties and the use of master netting arrangements and collateral arrangements whenever practical. As of December 31, 2012 and 2011, the Company held $19.0 million and $45.7 million, respectively, in cash and cash equivalents and recorded a corresponding liability in other liabilities for collateral the Company is obligated to return to counterparties. As of December 31, 2012 and 2011, the Company had accepted additional collateral consisting of various securities with a fair value of $22.4 million and $22.9 million, respectively, which are not reflected on the Balance Sheets. As of December 31, 2012 and 2011, the Company’s maximum credit exposure related to derivative assets after considering netting arrangements with counterparties and collateral arrangements was approximately $6.1 million and $8.6 million, respectively.

Certain of the Company’s derivative contracts contain provisions that adjust the level of collateral the Company is required to post based on the Company’s financial strength rating (or based on the debt rating of RiverSource Life’s parent, Ameriprise Financial). Additionally, certain of the Company’s derivative contracts contain provisions that allow the counterparty to terminate the contract if the Company does not maintain a specific financial strength rating or Ameriprise Financial’s debt does not maintain a specific credit rating (generally an investment grade rating). If these termination provisions were to be triggered, the Company’s counterparty could require immediate settlement of any net liability position. At December 31, 2012 and 2011, the aggregate fair value of derivative contracts in a net liability position containing such credit contingent provisions was $3.8 million and $687 thousand, respectively. The aggregate fair value of assets posted as collateral for such instruments as of December 31, 2012 and 2011 was $2.8 million and $687 thousand, respectively. If the credit contingent provisions of derivative contracts in a net liability position at December 31, 2012 and 2011 were triggered, the aggregate fair value of additional assets that would be required to be posted as collateral or needed to settle the instruments immediately would have been $1.0 million and nil, respectively.

15.	INCOME TAXES
The Company retrospectively adopted a new accounting standard for DAC in 2012. See Note 1 for the effect of the change on affected financial statement line items for prior periods retrospectively adjusted. Prior period disclosures presented below have been retrospectively adjusted for the new accounting standard.

In 2012, the Company made a correction to tax expense primarily attributable to prior years. Management has determined that the effect of this correction is not material to the financial statements for all current and prior periods presented. See Note 1 for additional information on this correction.

The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies. Ameriprise Financial provides for income taxes on a separate return basis, except that, under an agreement between Ameriprise Financial and the Company, tax benefits are recognized for losses to the extent they can be used in the consolidated return. It is the policy of Ameriprise Financial that it will reimburse its subsidiaries for any tax benefits recorded.

The components of income tax provision were as follows:

	Years Ended December 31,
(in thousands)	2012	2011	2010

Current income tax:
Federal	$13,781	$16,722	$11,154
State	(8)	(579)	720

Total current income tax	13,773	16,143	11,874
Deferred federal income tax benefit	1,077	(4,971)	4,765

Income tax provision	$14,850	$11,172	$16,639

RiverSource Life Insurance Co. of New York

The principal reasons that the aggregate income tax provision is different from that computed by using the U.S. statutory rate of 35% are as follows:

	Years Ended December 31,
	2012	2011	2010

Tax at U.S. statutory rate	35.0%	35.0%	35.0%
Changes in taxes resulting from:
Dividends received deduction	(7.5)	(9.6)	(5.8)
State taxes, net of federal benefit	—	(0.8)	0.7
Taxes applicable to prior years	0.9	(0.2)	(3.3)
Foreign tax credit, net of addback	(0.2)	(1.9)	(1.2)
Other	—	(0.1)	0.1

Income tax provision	28.2%	22.4%	25.5%

The effective tax rates are lower than the statutory rate as a result of tax preferred items including the dividends received deduction and foreign tax credits. The increase in the effective tax rate for the year ended December 31, 2012 is primarily due to a $1.8 million correction of tax related to securities lending activities along with higher pretax income relative to tax preferred items compared to the prior year. See Note 1 for additional information on the out-of-period correction.

Deferred income tax assets and liabilities result from temporary differences between the assets and liabilities measured for GAAP reporting versus income tax return purposes. The significant components of the Company’s deferred income tax assets and liabilities are reflected in the following table:

	December 31,
(in thousands)	2012	2011

Deferred income tax assets:
Liabilities for future policy benefits	$77,591	$75,232
Capital loss and tax credit carryforward	—	2,106
Other	1,127	2,556

Gross deferred income tax assets	78,718	79,894
Deferred income tax liabilities:
DAC	28,761	35,549
Net unrealized gains on Available-for Sale securities	47,785	35,064
Investment related	13,890	6,157
DSIC	6,385	7,428

Gross deferred income tax liabilities	96,821	84,198

Net deferred income tax liabilities	$18,103	$4,304

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits is as follows:

(in thousands)	2012	2011	2010

Balance at January 1	$6,424	$2,330	$(1,602)
Additions for tax positions of prior years	904	6,000	12,642
Reductions for tax positions of prior years	(2,509)	(634)	(5,954)
Settlements	(609)	(1,272)	(2,756)

Balance at December 31	$4,210	$6,424	$2,330

The significant decrease in the amount of gross unrecognized tax benefits is a result of reaching an agreement with the Internal Revenue Service (“IRS”) on the treatment of certain items under audit. If recognized, approximately $110 thousand, $424 thousand and $2.3 million, net of federal tax benefits, of the unrecognized tax benefits as of December 31, 2012, 2011 and 2010, respectively, would affect the effective tax rate.

The Company recognizes interest and penalties related to unrecognized tax benefits as a component of the income tax provision. The Company recognized a net increase of $205 thousand, a net reduction of $3.9 million, and a net increase of $1.8 million in interest and penalties for the years ended December 31, 2012, 2011 and 2010, respectively. At December 31, 2012 and 2011, the Company had a payable of $2.2 million and $2.0 million, respectively, related to the accrual of interest and penalties.

It is reasonably possible that the total amounts of unrecognized tax benefits will change in the next 12 months. Based on the current audit position of the Company, it is estimated that the total amount of gross unrecognized tax benefits may decrease by $4.2 million in the next 12 months.

The Company’s income tax returns are included in the consolidated federal income tax returns of Ameriprise Financial in the U.S. federal jurisdiction and various state jurisdictions. The IRS had previously completed its field examination of the 1997

RiverSource Life Insurance Co. of New York

through 2007 tax returns in recent years. However, for federal income tax purposes, these years except for 2007, continue to remain open as a consequence of certain unagreed-upon issues. The IRS is in the process of completing the audit of the Company’s income tax returns for 2008 and 2009 and began auditing 2010 and 2011 in the fourth quarter of 2012. The Company’s state income tax returns are currently under examination by various jurisdictions for years ranging from 1997 through 2008 and remain open for the years after 2008.

It is possible there will be corporate tax reform in the next few years. While impossible to predict, corporate tax reform is likely to include a reduction in the corporate tax rate coupled with reductions in tax preferred items. Any changes could have a material impact on the Company’s income tax expense and deferred tax balances.

The items comprising other comprehensive income are presented net of the following income tax benefit amounts:

	Years Ended December 31,
(in thousands)	2012	2011	2010

Net unrealized securities gains	$12,721	$8,916	$8,806

16.	COMMITMENTS AND CONTINGENCIES
At December 31, 2012 and 2011, the Company had no material commitments to purchase investments other than mortgage loan fundings. See Note 5 for additional information.

The Company’s annuity and life products all have minimum interest rate guarantees in their fixed accounts. As of December 31, 2012, these guarantees range up to 5.0%.

Insurance companies have been the subject of increasing regulatory, legislative and judicial scrutiny. Numerous state and federal regulatory agencies have commenced examinations and other inquiries of insurance companies regarding sales and marketing practices (including sales to older consumers and disclosure practices), claims handling, and unclaimed property and escheatment practices and procedures. With regard to an industry-wide investigation of unclaimed property and escheatment practices and procedures, the Company is responding to a request from the New York insurance regulator regarding its abandoned property. The Company has cooperated and will continue to cooperate with the applicable regulators regarding their inquiries.

The Company is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. The Company believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory investigation or proceeding that is likely to have a material adverse effect on its financial condition, results of operations or liquidity. Notwithstanding the foregoing, it is possible that the outcome of any current or future legal, arbitration or regulatory proceeding could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

The Company is required by law to be a member of the guaranty fund association in the State of New York. In the event of insolvency of one or more unaffiliated insurance companies, the Company could be adversely affected by the requirement to pay assessments to the guaranty fund association. Uncertainty and volatility in the U.S. economy and financial markets in recent years have weakened the financial condition of numerous insurers, including insurers currently in receiverships, increasing the risk of triggering guaranty fund assessments.

The Company projects its cost of future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life and Health Insurance Guaranty Associations (“NOLHGA”) and the amount of its premiums written relative to the industry-wide premium in each state. The Company accrues the estimated cost of future guaranty fund assessments when it is considered probable that an assessment will be imposed, the event obligating the Company to pay the assessment has occurred and the amount of the assessment can be reasonably estimated.

Executive Life Insurance Company of New York (“ELNY”) was placed into rehabilitation by a New York state court in 1991. On April 16, 2012, the court issued an order converting the rehabilitation into a liquidation proceeding under a plan submitted by the New York insurance regulator with support from NOLHGA and the industry.

During 2012, the Company established a liability for estimated guaranty fund assessments and a related premium tax asset associated with ELNY. At December 31, 2012, the estimated liability was $5.0 million and the related premium tax asset was $3.2 million. The expected period over which the assessments will be made and the related tax credits recovered is not known. At December 31, 2011, the net liability was not considered material.

Uncertain economic conditions, heightened and sustained volatility in the financial markets and significant financial reform legislation may increase the likelihood that clients and other persons or regulators may present or threaten legal claims or that regulators increase the scope or frequency of examinations of the Company or the insurance industry generally.

S-6314 N (4/13)

PART C.
Item 24. Financial Statements and Exhibits
(a)	Financial Statements included in Part B of this Registration Statement:
RiverSource of New York Variable Annuity Account 2
Report of Independent Registered Public Accounting Firm dated April 22, 2013
Statements of Assets and Liabilities for the year ended Dec. 31, 2012
Statements of Operations for the year ended Dec. 31, 2012
Statements of Changes in Net Assets for the two years ended Dec. 31, 2012
Notes to Financial Statements
RiverSource Life Insurance Co. of New York
Reports of Independent Registered Public Accounting Firm dated April 18, 2013 and April 15, 2011
Balance Sheets as of Dec. 31, 2012 and 2010
Statements of Income for the years ended Dec. 31, 2012, 2011 and 2010
Statements of Comprehensive Income for the years ended Dec. 31, 2012, 2011 and 2010
Statements of Cash Flows for the years ended Dec. 31, 2012, 2011 and 2010
Statements of Shareholder’s Equity for the three years ended Dec. 31, 2012, 2011 and 2010
Notes to Financial Statements
(b)	Exhibits:
1.	Certificate establishing the ACL Variable Annuity Account 2 dated December 1, 1995, filed electronically as Exhibit 1 to Pre-Effective Amendment No. 1 to Registration Statement No. 333-00519, filed on or about February 5, 1997, is incorporated herein by reference.

1.2	Resolution of the Board of Directors of American Centurion Life Assurance Company establishing 292 subaccounts dated February 5, 2003 filed electronically as Exhibit 1.2 to Pre-Effective Amendment No. 1 to Registration Statement No. 333-101051 filed on or about February 11, 2003, is incorporated by reference.

1.3	Resolution of the Board of Directors of American Centurion Life Assurance Company establishing 276 subaccounts dated August 23, 2004 filed electronically on or about Dec. 3, 2004 as Exhibit 1.3 to Post-Effective Amendment No. 8 to Registration Statement No. 333-101051 is incorporated by reference.

1.4	Resolution of the Board of Directors of American Centurion Life Assurance Company establishing an additional subaccount within the separate account that will invest in RiverSource(SM) Variable

Portfolio — Global Inflation Protected Securities Fund dated April 24, 2006 filed electronically on or about April 28, 2006 as Exhibit 1.4 to Registrant’s Post-Effective Amendment No. 12 to Registration Statement No. 333-101051 is incorporated herein by reference.

1.5	Resolution of the Board of Directors of IDS Life Insurance Company of New York adopting and approving Agreement and Plan of merger and subsequent name changes, dated Aug. 29, 2006 filed electronically as Exhibit 1.11 to Post-Effective Amendment No. 22 to Registration Statement No. 333-91691 is incorporated by reference.

1.6	Resolution of the Board of Directors of RiverSource Life Insurance Co. of New York establishing 391 additional subaccounts dated April 6, 2011 filed electronically as exhibit 1.6 to Post-Effective Amendment No. 10 to registration Statement No. 333-139764, filed on or about April 27, 2011 is incorporated by reference.

2.	Not applicable.

3.	Form of Principal Underwriter Agreement for RiverSource Life Insurance Co. of New York Variable Annuities and Variable Life Insurance filed as Exhibit 3. to RiverSource Variable Annuity Account’s Initial Registration Statement on Form N-4, No. 333-139764, on or about Jan. 3, 2007, is incorporated herein by reference.

4.1	Not applicable.

4.2	Not applicable.

4.3	Form of Non-qualified Variable Annuity contract (form 272250) filed electronically as Exhibit 4.3 to Pre-Effective Amendment No. 1 to Registration Statement No. 333-101051 filed on or about February 11, 2003, is incorporated by reference.

4.4	Form of IRA contract (form 272251) filed electronically as Exhibit 4.4 to Pre-Effective Amendment No. 1 to Registration Statement No. 333-101051 filed on or about February 11, 2003, is incorporated by reference.

4.5	Form of SEP-IRA contract (form 272252) filed electronically as Exhibit 4.5 to Pre-Effective Amendment No. 1 to Registration Statement No. 333-101051 filed on or about February 11, 2003, is incorporated by reference.

4.6	Form of TSA-401 contract (form 272253) filed electronically as Exhibit 4.6 to Pre-Effective Amendment No. 1 to Registration Statement No. 333-101051 filed on or about February 11, 2003, is incorporated by reference.

4.7	Form of Maximum Anniversary Value Death Benefit rider (form 272255) filed electronically as Exhibit 4.7 to Pre-Effective Amendment No. 1 to Registration Statement No. 333-101051 filed on or about February 11, 2003, is incorporated by reference.

4.8	Form of Guaranteed Minimum Income Benefit rider-MAV (form 272256) filed electronically as Exhibit 4.8 to Pre-Effective Amendment No. 1 to Registration Statement No. 333-101051 filed on or about February 11, 2003, is incorporated by reference.

4.9	Form of Guaranteed Minimum Income Benefit rider-6% Rising Floor (form 272257) filed electronically as Exhibit 4.9 to Pre-Effective Amendment No. 1 to Registration Statement No. 333-101051 filed on or about February 11, 2003, is incorporated by reference.

4.10	Form of Performance Credit rider (form 272258) filed electronically as Exhibit 4.10 to Pre-Effective Amendment No. 1 to Registration Statement No. 333-101051 filed on or about February 11, 2003, is incorporated by reference.

4.11	Form of Deferred Annuity Contract (form 272877) filed electronically as Exhibit 4.11 to Post-Effective Amendment No. 3 to Registration Statement No. 333-101051 filed on or about June 29, 2004, is incorporated by reference.

4.12	Form of Contract Data Page to Deferred Annuity Contract (form 272877-NYDP) filed electronically as Exhibit 4.12 to Post-Effective Amendment No. 3 to Registration Statement No. 333-101051 filed on or about June 29, 2004, is incorporated by reference.

4.13	Form of Maximum Anniversary Value Death Benefit Rider (form 272869) filed electronically as Exhibit 4.13 to Post-Effective Amendment No. 3 to Registration Statement No. 333-101051 filed on or about June 29, 2004, is incorporated by reference.

4.14	Form of Guaranteed Minimum Income Benefit Rider (Maximum Anniversary Value Benefit Base) (form 272872-NY) filed electronically as Exhibit 4.14 to Post-Effective Amendment No. 3 to Registration Statement No. 333-101051 filed on or about June 29, 2004, is incorporated by reference.

4.15	Form of Guaranteed Minimum Income Benefit Rider (5% Accumulation Benefit Base) (form 272873-NY) filed electronically as Exhibit 4.15 to Post-Effective Amendment No. 3 to Registration Statement No. 333-101051 filed on or about June 29, 2004, is incorporated by reference.

4.16	Form of Guaranteed Minimum Income Benefit Rider (Greater of Maximum Anniversary Value Benefit Base or 5% Accumulation Benefit Base) (form 272874-NY) filed electronically as Exhibit 4.16 to Post-Effective Amendment No. 3 to Registration Statement No. 333-101051 filed on or about June 29, 2004, is incorporated by reference.

4.17	Form of Guaranteed Minimum Withdrawal Benefit (form 272875-NY) filed electronically as Exhibit 4.17 to Post-Effective Amendment No. 3 to Registration Statement No. 333-101051 filed on or about June 29, 2004, is incorporated by reference.

4.18	Form of Annuity Endorsement — Tax Sheltered Annuity (form 272865-NY) filed electronically as Exhibit 4.18 to Post-Effective Amendment No. 3 to Registration Statement No. 333-101051 filed on or about June 29, 2004, is incorporated by reference.

4.19	Form of Annuity Endorsement — 401(a) (form 272866-NY) filed electronically as Exhibit 4.19 to Post-Effective Amendment No. 3 to Registration Statement No. 333-101051 filed on or about June 29, 2004, is incorporated by reference.

4.20	Form of Annuity Endorsement — Unisex Endorsement (form 272867-NY) filed electronically as Exhibit 4.20 to Post-Effective Amendment No. 3 to Registration Statement No. 333-101051 filed on or about June 29, 2004, is incorporated by reference.

4.21	Form of Annuity Endorsement — IRA and SEP IRA (form 272170) filed electronically as Exhibit 4.21 to Post-Effective Amendment No. 3 to Registration Statement No. 333-101051 filed on or about June 29, 2004, is incorporated by reference.

4.22	Form of Annuity Endorsement — Roth IRA (form 272171) filed electronically as Exhibit 4.22 to Post-Effective Amendment No. 3 to Registration Statement No. 333-101051 filed on or about June 29, 2004, is incorporated by reference.

4.23	Form of Contract Data Page to Deferred Annuity Contract (form 272877-NYDPIN3) filed electronically as Exhibit 4.23 to Post-Effective Amendment No. 10 filed on or about May 25, 2005, is incorporated by reference.

4.24	Form of Guaranteed Minimum Withdrawal Benefit Rider (form 273567-NY) filed electronically as Exhibit 4.24 to Post-Effective Amendment No. 10 filed on or about May 25, 2005, is incorporated by reference.

4.25	Form of Guaranteed Minimum Accumulation Benefit Rider (form 273568-NY) filed electronically as Exhibit 4.25 to Post-Effective Amendment No. 10 filed on or about May 25, 2005, is incorporated by reference.

4.26	Form of Non-qualified Fixed and Variable Annuity contract (form 273954-NY) filed as Exhibit 4.26 to Registrant’s Post-Effective Amendment No. 13 to Registration Statement No. 333-101051 on or about June 16, 2006 is incorporated by reference.

4.27	Form of Contract Data Page to Nonqualified Fixed and Variable Annuity Contract (form 273954-NYDPINN) filed as Exhibit 4.27 to Registrant’s Post-Effective Amendment No. 13 to Registration Statement No. 333-101051 on or about June 16, 2006 is incorporated by reference.

4.28	Form of Contract Data Page to Fixed and Variable Annuity Contract (form 273954-NYDPEND) filed as Exhibit 4.28 to Registrant’s Post-Effective Amendment No. 13 to Registration Statement No. 333-101051 on or about June 16, 2006 is incorporated by reference.

4.29	Form of Guaranteed Minimum Income Benefit Rider (Maximum Anniversary Value Benefit Base) (form 273961-NY) filed as Exhibit 4.29 to Registrant’s Post-Effective Amendment No. 13 to Registration Statement No. 333-101051 on or about June 16, 2006 is incorporated by reference.

4.30	Form of Guaranteed Minimum Income Benefit Rider (5% Accumulation Benefit Base) (form 273962-NY) filed as Exhibit 4.30 to Registrant’s Post-Effective Amendment No. 13 to Registration Statement No. 333-101051 on or about June 16, 2006 is incorporated by reference.

4.31	Form of Guaranteed Minimum Income Benefit Rider (Greater of Maximum Anniversary Value Benefit Base or 5% Accumulation Benefit Base) (form 273963-NY) filed as Exhibit 4.31 to Registrant’s Post-Effective Amendment No. 13 to Registration Statement No. 333-101051 on or about June 16, 2006 is incorporated by reference.

4.32	Form of Guaranteed Minimum Lifetime Withdrawal Benefit (form 273959-NY) filed as Exhibit 4.32 to Registrant’s Post-Effective Amendment No. 13 to Registration Statement No. 333-101051 on or about June 16, 2006 is incorporated by reference.

4.33	Form of Annuity Endorsement — Tax Sheltered Annuity (form 274192-NY) filed as Exhibit 4.33 to Registrant’s Post-Effective Amendment No. 13 to Registration Statement No. 333-101051 on or about June 16, 2006 is incorporated by reference.

4.34	Form of Annuity Endorsement — 401(a) (form 274193-NY) filed as Exhibit 4.34 to Registrant’s Post-Effective Amendment No. 34 to Registration Statement No. 333-101051 on or about June 16, 2006 is incorporated by reference.

4.35	Form of Annuity Endorsement — Unisex Endorsement (form 273964-NY) filed as Exhibit 4.35 to Registrant’s Post-Effective Amendment No. 13 to Registration Statement No. 333-101051 on or about June 16, 2006 is incorporated by reference.

4.36	Form of Annuity Endorsement — IRA and SEP IRA (form 274190-NY) filed as Exhibit 4.36 to Registrant’s Post-Effective Amendment No. 13 to Registration Statement No. 333-101051 on or about June 16, 2006 is incorporated by reference.

4.37	Form of Annuity Endorsement — Roth IRA (form 274191-NY) filed as Exhibit 4.37 to Registrant’s Post-Effective Amendment No. 13 to Registration Statement No. 333-101051 on or about June 16, 2006 is incorporated by reference.

4.38	Form of IRA 10 Day Return of Payment “Free Look” Sticker (form 271866-NY) filed as Exhibit 4.38 to Registrant’s Post-Effective Amendment No. 13 to Registration Statement No. 333-101051 on or about June 16, 2006 is incorporated by reference.

4.39	Form of Guarantor(SM) Withdrawal Benefit (form 273567-NYE) filed as Exhibit 4.39 to Registrant’s Post-Effective Amendment No. 14 to Registration Statement 333-101051 on or about August 28, 2006 is incorporated by reference.

4.40	Form of Guarantor(SM) Withdrawal Benefit (form 272875-NYE) filed as Exhibit 4.40 to Registrant’s Post-Effective Amendment No. 14 to Registration Statement 333-101051 on about August 28, 2006 is incorporated by reference.

4.41	Form of Fixed Account Limit Endorsement (form 272621) filed as Exhibit 4.41 to RiverSource Variable Annuity Account’s Initial Registration Statement on Form N-4, No. 333-139764, on or about Jan. 3, 2007, is incorporated herein by reference.

4.42	Form of Data Page Maximum Payment Sticker (form 272622-D) filed as Exhibit 4.42 to RiverSource Variable Annuity Account’s Initial Registration Statement on Form N-4, No. 333-139764, on or about Jan. 3, 2007, is incorporated herein by reference.

4.43	Form of Contract Data Pages (form 272877-NYDPE) filed as Exhibit 4.43 to RiverSource Variable Annuity Account’s Initial Registration Statement on Form N-4, No. 333-139764, on or about Jan. 3, 2007, is incorporated herein by reference.

4.44	Form of Contract Data Pages (form 272877NY-DPE2) filed as Exhibit 4.44 to RiverSource Variable Annuity Account’s Initial Registration Statement on Form N-4, No. 333-139764, on or about Jan. 3, 2007, is incorporated herein by reference.

4.45	Form of Deferred Annuity Contract (form 273954-NYZ) filed electronically as Exhibit 4.45 to Registrant’s Post-Effective Amendment No. 2 to Registration Statement No. 333-139764 on or about Aug. 2, 2007 is incorporated by reference.

4.46	Form of Secure Source — Single Life rider (form 273959-SGNY) filed electronically as Exhibit 4.46 to Registrant’s Post-Effective Amendment No. 2 to Registration Statement No. 333-139764 on or about Aug. 2, 2007 is incorporated by reference.

4.47	Form of Secure Source — Joint Life rider (form 273959-JTNY) filed electronically as Exhibit 4.47 to Registrant’s Post-Effective Amendment No. 2 to Registration Statement No. 333-139764 on or about Aug. 2, 2007 is incorporated by reference.

4.48	Form of Guaranteed Lifetime Withdrawal Benefit Single Life Rider SecureSource Stages NY Rider filed electronically as Exhibit 4.47 to RiverSource of New York Variable Annuity Account’s Post-Effective Amendment No. 33 to Registration Statement No. 333-91691 on or about July 12, 2010 is incorporated by reference.

4.49	Form of Guaranteed Lifetime Withdrawal Benefit Joint Life Rider SecureSource Stages NY Rider filed electronically as Exhibit 4.47 to RiverSource of New York Variable Annuity Account’s Post-Effective Amendment No. 33 to Registration Statement No. 333-91691 on or about July 12, 2010 is incorporated by reference.

4.50	Form of Deferred Annuity Contract (form 411265) filed electronically as Exhibit 4.61 to Registrant’s Post-Effective Amendment No. 9 to Registration Statement No. 333-139764 on or about is incorporated by reference.

4.51	Form of Deferred Annuity Contract (form 411265) data pages for RiverSource Innovations Select Variable Annuity filed electronically as Exhibit 4.62 to Registrant’s Post-Effective Amendment No. 9 to Registration Statement No. 333-139764 on or about is incorporated by reference.

4.52	Form of Guaranteed Lifetime Withdrawal Benefit Single Life Rider SecureSource Stages NY Rider filed electronically as Exhibit 4.25 to RiverSource Variable Account New York’s Post-Effective Amendment No. 34 to Registration Statement No. 333-91691 is incorporated herein by reference.

4.53	Form of Guaranteed Lifetime Withdrawal Benefit Joint Life Rider SecureSource Stages NY Rider filed electronically as Exhibit 4.26 to RiverSource Variable Account New York’s Post-Effective Amendment No. 34 to Registration Statement No. 333-91691 is incorporated herein by reference.

5.1	Not applicable.

5.2	Form of Variable Annuity Application-Innovations (form 272254) filed electronically as Exhibit 5.2 to Pre-Effective Amendment No. 1 to Registration Statement No. 333-101051 filed on or about February 11, 2003, is incorporated by reference.

5.3	Form of Variable Annuity Application (form 272885 — NY) filed electronically as Exhibit 5.3 to Post-Effective Amendment No. 3 to Registration Statement No. 333-101051 filed on or about June 29, 2004, is incorporated by reference.

5.4	Form of Variable Annuity Application-Innovations Select (273635-NY) filed electronically as Exhibit 5.4 to Post-Effective Amendment No. 10 filed on or about May 25, 2005, is incorporated by reference.

5.5	Not applicable.

5.6	Form of Fixed and Variable Annuity Application-Innovations Select (form 273971-NY) filed as Exhibit 5.6 to Registrant’s Post-Effective Amendment No. 13 to Registration Statement No. 333-101051 on or about June 16, 2006 is incorporated by reference.

5.7	Form of Fixed and Variable Annuity Application-Endeavor Select (form 273973-NY) filed as Exhibit 5.7 to Registrant’s Post-Effective Amendment No. 13 to Registration Statement No. 333-101051 on or about June 16, 2006 is incorporated by reference.

5.8	Not applicable.

5.9	Form of Fixed and Variable Annuity Application — Endeavor Select (form 273640-NY) filed as Exhibit 5.59 to RiverSource Variable Annuity Account’s Initial Registration Statement on Form N-4, No. 333-139764, on or about Jan. 3, 2007, is incorporated herein by reference.

6.1	Copy of Charter of RiverSource Life Insurance Co. of New York dated Dec. 31, 2006, filed electronically as Exhibit 27(f)(1) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated by reference.

6.2	Copy of Amended and Restated By-Laws of RiverSource Life Insurance Co. of New York filed electronically as Exhibit 27(f)(2) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated by reference.

7.	Not applicable.

8.1	Copy of Amended and Restated Participation Agreement dated April 17, 2006, by and among AIM Variable Insurance Funds, AIM Distributors, Inc. American Centurion Life Assurance Company, IDS Life Insurance Company of New York, and Ameriprise Financial Services, Inc. filed electronically as Exhibit 27(h)(1) to Post-Effective Amendment No. 48 to Registration Statement No. 333-44644 is incorporated herein by reference.

8.2	Copy of Participation Agreement by and among MFS Variable Insurance Trust, American Centurion Life Assurance Company, IDS Life Insurance Company of New York and Massachusetts Financial Services Company, dated June 15, 2006, filed electronically as Exhibit 8.3 to Post-Effective Amendment No. 3 to Registration Statement No. 333-139764 on or about April 26, 2007 is incorporated by reference.

8.3	Copy of Amended and Restated Fund Participation Agreement dated March 30, 2007,among Oppenheimer Variable Account funds, Oppenheimer Funds, Inc. and RiverSource Life Insurance Co. of New York, filed electronically as Exhibit 8.4 to Post-Effective Amendment No. 3 to Registration Statement No. 333-139764 on or about April 26, 2008 is incorporated by reference.

8.4	Copy of Amended and Restated Participation Agreement by and between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., American Centurion Life Assurance Company, American Enterprise Life Insurance Company, IDS Life Insurance Company, IDS Life Insurance Company of New York and Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors, Inc.) dated as of August 1, 2005 filed on or about April 28, 2006 as Exhibit 8.4 to Post-Effective Amendment No. 12 to Registration Statement No. 333-101051 is incorporated herein by reference.

8.5	Copy of Amended and Restated Participation Agreement dated August 1, 2006, among American Centurion Life Assurance Company, IDS Life Insurance Company of New York, Ameriprise Financial Services, Inc., AllianceBernstein L.P. and AllianceBernstein Investments, Inc. filed electronically as Exhibit 27(h)(2) to Post-Effective Amendment No. 48 to Registration Statement No. 333-44644 is incorporated herein by reference.

8.6	Copy of Amended and Restated Fund Participation Agreement dated June 1, 2006, by and among American Centurion Life Assurance Company, American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life Insurance Company, IDS Life Insurance Company of New York, Ameriprise Financial Services, Inc. and American Century Investment Services, Inc. filed electronically as Exhibit 27(h)(3) to Post-Effective Amendment No. 48 to Registration Statement No. 333-44644 is incorporated herein by reference.

8.7	Copy of Fund Participation Agreement dated May 1, 2006 among American Centurion Life Assurance Company, IDS Life Insurance Company of New York, Columbia Funds Variable Insurance Trust, Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. filed as Exhibit 8.8 to RiverSource Variable Annuity Account’s Initial Registration Statement on Form N-4, No. 333-139764, on or about Jan. 3, 2007, is incorporated herein by reference.

8.8	Copy of Amended and Restated Participation Agreement dated May 1, 2006, by and among American Centurion Life Assurance Company, IDS Life Insurance Company of New York, Credit Suisse Trust, Credit Suisse Asset Management, LLC. and Credit Suisse Asset Management Securities, Inc. filed electronically filed as Exhibit 8.6 to Post-Effective Amendment No. 22 to Registration Statement No. 333-91691 is incorporated herein by reference.

8.9	Copy of Fund Participation Agreement dated May 1, 2006, by and among American Centurion Life Assurance Company, IDS Life Insurance Company of New York, The Dreyfus Corporation, Dreyfus Variable Investment Fund, and Dreyfus Investment Portfolios filed electronically as Exhibit 8.7 to Post-Effective Amendment No. 22 to Registration Statement No. 333-91691 is incorporated herein by reference.

8.10	Copy of Amended and Restated Participation Agreement dated June 15, 2006, by and among American Centurion Life Assurance Company, IDS Life Insurance Company of New York, Goldman Sachs Variable Insurance Trust and Goldman, Sachs & Co. filed electronically as Exhibit 27 (h)(18) to Post-Effective Amendment No. 48 to Registration Statement No. 333-44644 is incorporated herein by reference.

8.11	Copy of Participation Agreement dated January 1, 2007, by and among RiverSource Life Insurance Company, RiverSource Life Insurance Co. of New York and RiverSource Distributors, Inc. filed electronically as Exhibit 8.8 to Post-Effective Amendment No. 1 to Registration Statement No. 333-139761 is incorporated herein by reference.

8.12	Copy of Amended and Restated Participation Agreement dated May 1, 2006, among Van Kampen Life Investment Trust, Van Kampen Funds Inc., Van Kampen Asset Management, American Centurion Life Assurance Company and IDS Life Insurance Company of New York filed electronically as Exhibit 8.26 to Post-Effective Amendment No. 22 to Registration Statement No. 333-91691 is incorporated herein by reference.

8.13	Copy of Amended and Restated Participation Agreement dated June 19, 2006, by and among Calvert Variable Series, Inc., Calvert Asset Management Company, Inc., Calvert Distributors, Inc. and IDS Life Insurance Company of New York filed electronically as Exhibit 27(h)(4) to Post-Effective Amendment No. 48 to Registration Statement No. 333-44644 is incorporated herein by reference.

8.14	Copy of Participation Agreement dated May 1, 2006, among Eaton Vance Variable Trust, Eaton Vance Distributors, Inc. and IDS Life Insurance Company of New York filed electronically as Exhibit 8.8 to Post-Effective Amendment No. 22 to Registration Statement No. 333-91691 is incorporated by reference.

8.15	Copy of Amended and Restated Fund Participation Agreement dated January 1, 2007, among Variable Insurance Products Funds, Fidelity Distributors Corporation and RiverSource Life Insurance Co. of New York filed electronically as Exhibit 8.16 to Post-Effective Amendment No. 3 to Registration Statement No. 333-139764 on or about April 26, 2008 is incorporated by reference.

8.16	Copy of Janus Aspen Series Amended and Restated Fund Participation Agreement dated September 1, 2006, by and among American Centurion Life Assurance Company, IDS Life Insurance Company of New York and Janus Aspen Series filed electronically as Exhibit 27(h)(9) to Post-Effective Amendment No. 48 to Registration Statement No. 333-44644 is incorporated herein by reference.

8.17	Copy of Amended and Restated Participation Agreement dated September 1, 2006, by and among IDS Life Insurance Company of New York, Legg Mason Partners Variable Portfolios I, Inc. (formerly Salomon Brothers Variable Series Fund, Inc.), Legg Mason Partners Variable Portfolios II, Inc. (formerly Greenwich Street Series Fund, formerly Smith Barney Series Fund, formerly Smith Barney Shearson Series Fund, formerly Shearson Series Fund), Legg Mason Partners Variable Portfolios III, Inc. (formerly Travelers Series Fund Inc., formerly Smith Barney Travelers Series Fund Inc.) and Legg Mason Investor Services, LLC filed electronically as Exhibit 8.14 to Post-Effective Amendment No. 22 to Registration Statement No. 333-91691 is incorporated by reference.

8.18	Copy of Participation Agreement dated March 1, 2006, among IDS Life Insurance Company of New York, PIMCO Variable Insurance Trust and Allianz Global Investors Distributors LLC filed electronically as Exhibit 8.17 to Post-Effective Amendment No. 22 to Registration Statement No. 333-91691 is incorporated by reference.

8.19	Copy of Amended and Restated Fund Participation Agreement dated January 1, 2007, by and among RiverSource Life Insurance Co. of New York, Putnam Variable Trust and Putnam Retail Management Limited Partnership filed electronically as Exhibit 8.20 to Post-Effective Amendment No. 3 to Registration Statement No. 333-139764 on or about April 26, 2008 is incorporated by reference.

8.20	Copy of Amended and Restated Participation Agreement dated May 1, 2006, among The Universal Institutional Funds, Inc., Morgan Stanley Investment Management Inc., Morgan Stanley Distribution, Inc., American Centurion Life Assurance Company and IDS Life Insurance Company of New York filed electronically as Exhibit 8.21 to Post-Effective Amendment No. 22 to Registration Statement No. 333-91691 is incorporated by reference.

8.21	Copy of Fund Participation Agreement dated April 2, 2007,among RiverSource Life Insurance Co. of New York, Wanger Advisors Trust, Columbia Wanger Asset Management, L.P. and Columbia Management Distributors, Inc. filed electronically as Exhibit 8.22 to Post-Effective Amendment No. 3 to Registration Statement No. 333-139764 on or about April 26, 2008 is incorporated by reference.

9.	Opinion of counsel and consent to its use as to the legality of the securities being registered is filed electronically herewith.

10.1	Consent of Independent Registered Public Accounting Firm for RiverSource(R) Innovations Select Variable Annuity is filed electronically herewith.

10.2	Consent of Independent Registered Public Accounting Firm for RiverSource(R) Endeavor Select Variable Annuity is filed electronically herewith.

11.	None.

12.	Not applicable.

13.	Power of Attorney to sign Amendments to this Registration Statement dated April 2, 2012 filed electronically as Exhibit 13 to Post-Effective Amendment No. 36 to Registration Statement No. 333-91691 on or about April 26, 2012 is incorporated by reference.
Item 25. Directors and Officers of the Depositor
Directors and Officers of the Depositor RiverSource Life Insurance Co. of New York

Name	Principal Business Address*	Positions and Offices with Depositor
Maureen A. Buckley	20 Madison Ave. Extension Albany, NY 12203	Chairman of the Board, President and Chief Executive Officer

Gumer C. Alvero	1765 Ameriprise Financial Center Minneapolis, MN 55474	Director and Executive Vice President — Annuities

Richard N. Bush		Senior Vice President — Corporate Tax

Douglas K. Dunning		Director

Steve M. Gathje		Senior Vice President and Chief Actuary

Mark Gorham		Director and Vice President — Insurance Product Development

Robert R. Grew	Carter, Ledyard & Milburn 2 Wall Street New York, NY 10005-2072	Director

Ronald L. Guzior	Bollam, Sheedy, Torani & Co. LLP CPA’s 26 Computer Drive West Albany, NY 12205	Director

James L. Hamalainen		Senior Vice President and Treasurer

Jean B. Keffeler	1010 Swingley Rd. Livingston, MT 59047	Director

Jeryl A. Millner	138 Ameriprise Financial Center Minneapolis, MN 55474	Director

Thomas R. Moore		Secretary

Thomas V. Nicolosi	Ameriprise Financial Services Inc.	Director
Suite 220
500 Mamaroneck Avenue
Harrison, NY 10528

*	Unless otherwise noted, the business address is 70100 Ameriprise Financial Center, Minneapolis, MN 55474

Item 26.	Persons Controlled by or Under Common Control with the Depositor or Registrant
SUBSIDIARIES AND AFFILIATES OF AMERIPRISE FINANCIAL, INC.

Parent Company	Incorp State
Ameriprise Financial, Inc.	DE
Subsidiary Name	Incorp State
Ameriprise Advisor Capital, LLC	DE
Ameriprise National Trust Bank	Federal
Ameriprise Capital Trust I	DE
Ameriprise Capital Trust II	DE
Ameriprise Capital Trust III	DE
Ameriprise Capital Trust IV	DE
Ameriprise Captive Insurance Company	VT
Ameriprise Certificate Company	DE
Investors Syndicate Development Corporation	NV
Ameriprise Holdings, Inc.	DE
201 Eleventh Street South, LLC	MN
Ameriprise India Private Limited	India
Ameriprise India Insurance Brokers Services Private Limited*	India
Ameriprise Trust Company	MN
AMPF Holding Corporation	MI
American Enterprise Investment Services Inc.**	MN
Ameriprise Financial Services, Inc.**	DE
AMPF Property Corporation	MI
AMPF Realty Corporation	MI
Columbia Management Investment Advisers, LLC	MN
Advisory Capital Strategies Group Inc.	MN
Columbia Wanger Asset Management, LLC	DE
GA Legacy, LLC	DE
J.& W. Seligman & Co. Incorporated	DE
Columbia Management Investment Distributors, Inc.**	NY
Columbia Research Partners LLC	DE
Seligman Focus Partners LLC	DE
Seligman Global Technology Partners LLC	DE
Seligman Health Partners LLC	DE
Seligman Health Plus Partners LLC	DE
Seligman Partners LLC	DE
RiverSource CDO Seed Investment, LLC	MN
WAM Acquisition GP, Inc.	DE
Columbia Management Investment Services Corp.	MN
IDS Property Casualty Insurance Company	WI
Ameriprise Auto & Home Insurance Agency, Inc.	WI
Ameriprise Insurance Company	WI
RiverSource Distributors, Inc.**	DE
RiverSource Life Insurance Company	MN
RiverSource Life Insurance Co. of New York	NY
RiverSource NY REO, LLC	NY
RiverSource REO 1, LLC	MN
RiverSource Tax Advantaged Investments, Inc.	DE
AEXP Affordable Housing Porfolio LLC	DE
Threadneedle Asset Management Holdings Sarl	Luxembourg
(Threadneedle subsidiary list is not included.)

*	This entity has three shareholders: Ameriprise Financial, Inc. (19%), Ameriprise India Private Limited (7%), and personally owned by T.D. Chandrasekhar (74%) as required by India law.

**	Registered Broker-Dealer

Item 27.	Number of Contract owners
As of March 31, 2013 there were 514 nonqualified and 620 qualified contract owners.

Item 28.	Indemnification
The amended and restated By-Laws of the depositor provide that the depositor will indemnify, to the fullest extent now or hereafter provided for or permitted by law, each person involved in, or made or threatened to be made a party to, any action, suit, claim or proceeding, whether civil or criminal, including any investigative, administrative, legislative, or other proceeding, and including any action by or in the right of the depositor or any other corporation, or any partnership, joint venture, trust, employee benefit plan, or other enterprise (any such entity, other than the depositor, being hereinafter referred to as an “Enterprise”), and including appeals therein (any such action or process being hereinafter referred to as a “Proceeding”), by reason of the fact that such person, such person’s testator or intestate (i) is or was a director or officer of the depositor, or (ii) is or was serving, at the request of the depositor, as a director, officer, or in any other capacity, or any other Enterprise, against any and all judgments, amounts paid in settlement, and expenses, including attorney’s fees, actually and reasonably incurred as a result of or in connection with any Proceeding, except as provided below.
No indemnification will be made to or on behalf of any such person if a judgment or other final adjudication adverse to such person establishes that such person’s acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that such person personally gained in fact a financial profit or other advantage to which such person was not legally entitled. In addition, no indemnification will be made with respect to any Proceeding initiated by any such person against the depositor, or a director or officer of the depositor, other than to enforce the terms of this indemnification provision, unless such Proceeding was authorized by the Board of Directors of the depositor. Further, no indemnification will be made with respect to any settlement or compromise of any Proceeding unless and until the depositor has consented to such settlement or compromise.
The depositor may, from time to time, with the approval of the Board of Directors, and to the extent authorized, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the depositor or to any person serving at the request of the depositor as a director or officer, or in any other capacity, of any other Enterprise, to the fullest extent of the provisions with respect to the indemnification and advancement of expenses of directors and officers of the depositor.
Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the depositor or the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 29.
(a) RiverSource Distributors Inc. acts as principal underwriter for:
RiverSource Variable Annuity Account 1
RiverSource Variable Annuity Account
RiverSource Account F
RiverSource Variable Annuity Fund A
RiverSource Variable Annuity Fund B
RiverSource Variable Account 10
RiverSource Account SBS
RiverSource MVA Account
RiverSource Account MGA
RiverSource Account for Smith Barney
RiverSource Variable Life Separate Account
RiverSource Variable Life Account
RiverSource of New York Variable Annuity Account 1
RiverSource of New York Variable Annuity Account 2
RiverSource of New York Account 4
RiverSource of New York Account 7
RiverSource of New York Account 8
(b) As to each director, officer or partner of the principal underwriter:

Name and Principal	Positions and Offices
Business Address*	with Underwriter
Lynn Abbott	President

Gumer C. Alvero	Director and Vice President

Thomas R. Moore	Secretary

Mark D. Scalercio	Vice President

Jon Stenberg	Director and Vice President

David K. Stewart	Chief Financial Officer

John R. Woerner	Chairman of the Board and Chief Executive Officer

*	Business address is: 50611 Ameriprise Financial Center, Minneapolis, MN 55474

Item 29(c)
RiverSource Distributors, Inc., the principal underwriters during Registrant’s last fiscal year, was paid the following commissions:

	NET
	UNDERWRITING
NAME OF PRINCIPAL	DISCOUNTS AND	COMPENSATION	BROKERAGE
UNDERWRITER	COMMISSIONS	ON REDEMPTION	COMMISSIONS	COMPENSATION
RiverSource Distributors, Inc.	$24,714,946	None	None	None

Item 30.	Location of Accounts and Records
RiverSource Life Insurance Co. of New York
20 Madison Avenue Extension
Albany, NY 12203

Item 31.	Management Services
     Not applicable.

Item 32.	Undertakings
(a)	Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b)	Registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)	Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to the address or phone number listed in the prospectus.

(d)	The sponsoring insurance company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

SIGNATURES
As required by the Securities Act of 1933 and the Investment Company Act of 1940, RiverSource Life Insurance Co. of New York on behalf of the Registrant, certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Amendment to its Registration Statement and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Minneapolis, and State of Minnesota, on the 25th day of April, 2013.

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 (Registrant)

By RiverSource Life Insurance Co. of New York (Sponsor)

By	/s/ Maureen A. Buckley*

Maureen A. Buckley
Chairman of the Board, President and Chief Executive Officer
As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities indicated on the 25th day of April, 2013.

SIGNATURE	TITLE

/s/ Gumer C. Alvero* Gumer C. Alvero	Director and Executive Vice President — Annuities

/s/ Maureen A. Buckley* Maureen A. Buckley	Chairman of the Board, President and Chief Executive Officer

/s/ Richard N. Bush* Richard N. Bush	Senior Vice President — Corporate Tax

/s/ Douglas K. Dunning* Douglas K. Dunning	Director

SIGNATURE	TITLE

/s/ Steve M. Gathje* Steve M. Gathje	Senior Vice President and Chief Actuary

/s/ Mark Gorham* Mark Gorham	Director and Vice President — Insurance Product Development

/s/ Robert R. Grew* Robert R. Grew	Director

/s/ Ronald L. Guzior* Ronald L. Guzior	Director

/s/ James L. Hamalainen* James L. Hamalainen	Senior Vice President and Treasurer

/s/ Jean B. Keffeler* Jean B. Keffeler	Director

/s/ Jeryl A. Millner* Jeryl A. Millner	Director

/s/ Thomas V. Nicolosi* Thomas V. Nicolosi	Director

*	Signed pursuant to Power of Attorney dated Oct. 14, 2010, filed electronically as Exhibit 13 to Post-Effective Amendment No. 36 to Registration Statement No. 333-91691 on or about April 26, 2012 is incorporated by reference, by:

By:	/s/ Dixie Carroll Dixie Carroll Assistant General Counsel and Assistant Secretary

CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 14
TO REGISTRATION STATEMENT NO. 333-139764
This Post-Effective Amendment to Registration Statement Amendment is comprised of the following papers and documents:
The Cover Page.
Part A.
     The prospectus for RiverSource(R) Innovations Select Variable Annuity The prospectus for RiverSource(R) Endeavor Select Variable Annuity
Part B.
     The combined Statement of Additional Information and Financial Statements for RiverSource of New York Variable Account 2 dated April 29, 2013
Part C.
Other Information.
The signatures.
Exhibits

EXHIBIT INDEX
9.	Opinion of Counsel and Consent

10.1	Consents of Independent Registered Public Accounting Firms for RiverSource(R) Innovations Select Variable Annuity

10.2	Consents of Independent Registered Public Accounting Firms for RiverSource(R) Endeavor Select Variable Annuity